As filed with the Securities and Exchange Commission on April 28, 2023
1933 Act Registration No. 033-70742
1940 Act Registration No. 811-08090

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 233
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 236
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
(Exact Name of Registrant as Specified in Charter)
Jayson R. Bronchetti, President
1301 South Harrison Street
Fort Wayne, Indiana 46802
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (260) 455-2000
Ronald A. Holinsky, Esquire
Lincoln Financial Group
150 N. Radnor-Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copies of all communications to:
Robert A. Robertson, Esquire
Dechert, LLP
US Bank Tower
633 West 5th Street, Suite 4900
Los Angeles, CA 90071-2013
It is proposed that this filing will become effective:
[] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2023, pursuant to paragraph (b)
[] 60 days after filing pursuant to paragraph (a)(1)
[ ] on __________________ pursuant to paragraph (a)(1)
[] 75 days after filing pursuant to paragraph (a)(2)
[ ] on __________________ pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of Beneficial Interest.

Lincoln Variable Insurance Products Trust
Lincoln Nasdaq-100 Buffer Fund Dec
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln Nasdaq-100 Buffer Fund Dec (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

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The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
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The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (“Underlying ETF”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
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The Fund’s current Outcome Period is the one-year period from December 16, 2022 to December 15, 2023. The Fund’s next Outcome Period is the one-year period December 15, 2023 to December 13, 2024.
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Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
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Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
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The Fund is designed to produce investment outcomes relative to the performance of an Underlying ETF. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Underlying ETF over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
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The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Underlying ETF except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Underlying ETF during an Outcome Period.
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Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
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If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
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An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
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An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
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Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
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After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
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The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
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you fully understand the risks inherent in an investment in the Fund;
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you desire to invest in a product with a return that depends upon the performance of the Invesco QQQ TrustSM, Series 1 over a full Outcome Period;
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you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
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you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
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you seek the protection of a 12% Buffer on Invesco QQQ TrustSM, Series 1 losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
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you are willing to forego any gains in excess of the Cap;
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you are willing to be exposed to the downside performance of the Invesco QQQ TrustSM, Series 1 beyond the 12% Buffer;
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you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
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you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
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you are willing to accept the risk of losing your entire investment; and
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you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln Nasdaq-100 Buffer Fund Dec
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	3.37%	3.37%
Acquired Fund Fees and Expenses (AFFE)	0.21%	0.21%
Total Annual Fund Operating Expenses (including AFFE)[1]	4.13%	4.48%
Less Fee Waiver and Expense Reimbursement[2]	(3.30%)	(3.30%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.83%	1.18%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.23% on the first $50 million of the Fund’s average daily net assets.The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.62% of the Fund’s average daily net assets for the Standard Class (and 0.97% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$85	$953	$1,836	$4,112
Service Class	$120	$1,055	$2,000	$4,406
Lincoln Nasdaq-100 Buffer Fund Dec1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Underlying ETF’s market price over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Underlying ETF or in an underlying fund which tracks the same index as that tracked by the Underlying ETF. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA Nasdaq-100 Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from December 16, 2022 to December 15, 2023. The Fund’s next Outcome Period is the one-year period December 15, 2023 to December 13, 2024. The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Underlying ETF’s market price during the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF.
Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period, before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.15% for the Standard Class and 10.80% for the Service Class. The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Underlying ETF experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Underlying ETF, up to the Cap. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, including information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
2Lincoln Nasdaq-100 Buffer Fund Dec

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Underlying ETF for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln Nasdaq-100 Buffer Fund Dec3

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Underlying ETF. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Underlying ETF for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Underlying ETF experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Underlying ETF losses at the end an Outcome Period. If the Underlying ETF has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Underlying ETF tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Underlying ETF for an Outcome Period if the Underlying ETF has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the Underlying ETF return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to Underlying ETF returns. While the Fund generally anticipates that its NAV will move in the same direction as the Underlying ETF (meaning that the Fund’s NAV will increase if the Underlying ETF experiences gains and that the Fund’s NAV will decrease if the Underlying ETF experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Underlying ETF and the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Underlying ETF experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Underlying ETF, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Underlying ETF losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Underlying ETF has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in
4Lincoln Nasdaq-100 Buffer Fund Dec

value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Underlying Fund seeks to achieve its objective by investing in the securities that comprise the Nasdaq-100® Index (the “Index”). The Underlying Fund, under normal market conditions, invests at least 80% of its assets in the securities of issuers included in the Index. The Underlying Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that comprise the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Underlying Fund may not invest in every security in the Index if it is not practical to do so (such as when transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Index includes the common stocks of the 100 largest domestic and international non-financial companies on the broader Nasdaq Composite Index based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of March 15, 2023, the market capitalization range of the companies comprising the Index was $12.07 billion to $2.42 trillion. The Index typically is rebalanced quarterly and reconstituted annually. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares.
The Underlying Fund employs a passive investment approach called “indexing”, by which the Underlying Fund’s sub-adviser attempts to approximate, before fees and expenses, the performance of the Index over the long term. The Underlying Fund’s sub-adviser invests in the equity securities comprising the Index, in approximately the same proportions as they are represented in the Index. Equity securities may include common stocks, preferred stocks, or other securities convertible into common stock. The Underlying Fund’s sub-adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, prior to or after their removal or addition to the Index.
The Underlying Fund may purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, to provide equity exposure to the Underlying Fund’s cash position while maintaining cash balances for liquidity, or for other purposes that assist in replicating the Underlying Fund's investment performance of the Index. The Underlying Fund’s return may not match the return of the Index.
The Underlying Fund intends to be diversified in approximately the same proportion as the Index. The Underlying Fund may become “non-diversified,” as defined by the Investment Company Act of 1940 solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Underlying Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Underlying Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.
The Underlying Fund will concentrate its investments in a particular industry or group of industries to the extent the Index is concentrated. The Index, at times, may be significantly concentrated in the information technology sector.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its
Lincoln Nasdaq-100 Buffer Fund Dec5

investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
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Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Underlying ETF has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
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Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Underlying ETF only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
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FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Underlying ETF (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Underlying ETF, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Underlying ETF. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are
6Lincoln Nasdaq-100 Buffer Fund Dec

unable to proceed with creation and/or redemption orders with respect to the Underlying ETF and no other authorized participant is able to step forward to create or redeem creation units, shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
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Active Markets Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for the shares will develop or be maintained. Shares trade on an exchange at market prices that may be below, at or above the Underlying ETF’s NAV. Securities, including the shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. shares of the Underlying ETF could decline in value or underperform other investments.
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Fluctuation of Net Asset Value Risk. The Underlying ETF’s shares trade on an exchange at their market price rather than their NAV. The market price may be at, above or below the Underlying ETF’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Underlying ETF trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for shares may decrease considerably and cause the market price of shares to deviate significantly from the Underlying ETF’s NAV.
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Market Maker Risk. If the Underlying ETF has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETF’s NAV and the price at which the shares are trading on an exchange, which could result in a decrease in value of the shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETF’s portfolio securities and the Underlying ETF’s market price. This reduced effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares.
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Trading Issues Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Underlying ETF will continue to be met or will remain unchanged. Initially, due to the small asset size of the Underlying ETF, it may have difficulty maintaining its listings on an exchange.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
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Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
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Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Lincoln Nasdaq-100 Buffer Fund Dec7

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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	0.64%
Lowest Quarterly Return	Q2 2022	(14.17%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
Lincoln Nasdaq-100 Buffer Fund Dec – Standard Class	-20.10%	-18.00%	12/17/21
Lincoln Nasdaq-100 Buffer Fund Dec – Service Class	-20.38%	-18.28%	12/17/21
Invesco QQQ TrustSM, Series 1 (reflects no deductions for fees, expenses or taxes)	-33.07%	-30.82%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since September 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since September 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
8Lincoln Nasdaq-100 Buffer Fund Dec

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
Lincoln Nasdaq-100 Buffer Fund Dec9

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), up to a cap, while providing a buffer against losses. The investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Underlying ETF’s market price over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Underlying ETF or in an underlying fund which tracks the same index as that tracked by the Underlying ETF. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA Nasdaq-100 Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from December 16, 2022 to December 15, 2023. The Fund’s next Outcome Period is the one-year period December 15, 2023 to December 13, 2024. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Underlying ETF’s market price during the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF.
Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period, before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.15% for the Standard Class and 10.80% for the Service Class. The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Underlying ETF experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Underlying ETF, up to the Cap. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Underlying ETF for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

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Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Underlying ETF. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Underlying ETF for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Underlying ETF experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Underlying ETF losses at the end an Outcome Period. If the Underlying ETF has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Underlying ETF tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Underlying ETF for an Outcome Period if the Underlying ETF has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during the Outcome period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the Underlying ETF return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to Underlying ETF returns. While the Fund generally anticipates that its NAV will move in the same direction as the Underlying ETF (meaning that the Fund’s NAV will increase if the Underlying ETF experiences gains and that the Fund’s NAV will decrease if the Underlying ETF experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Underlying ETF and the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Underlying ETF experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Underlying ETF, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Underlying ETF losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Underlying ETF has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in
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value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Underlying Fund seeks to achieve its objective by investing in the securities that comprise the Nasdaq-100® Index (the “Index”). The Underlying Fund, under normal market conditions, invests at least 80% of its assets in the securities of issuers included in the Index. The Underlying Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that comprise the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Underlying Fund may not invest in every security in the Index if it is not practical to do so (such as when transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Index includes the common stocks of the 100 largest domestic and international non-financial companies on the broader Nasdaq Composite Index based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of March 15, 2023, the market capitalization range of the companies comprising the Index was $12.07 billion to $2.42 trillion. The Index typically is rebalanced quarterly and reconstituted annually. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares.
The Underlying Fund employs a passive investment approach called “indexing”, by which the Underlying Fund’s sub-adviser attempts to approximate, before fees and expenses, the performance of the Index over the long term. The Underlying Fund’s sub-adviser invests in the equity securities comprising the Index, in approximately the same proportions as they are represented in the Index. Equity securities may include common stocks, preferred stocks, depository receipts, or other securities convertible into common stock. The Underlying Fund’s sub-adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, prior to or after their removal or addition to the Index.
The Underlying Fund may purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, to provide equity exposure to the Underlying Fund’s cash position while maintaining cash balances for liquidity, or for other purposes that assist in replicating the Underlying Fund's investment performance of the Index. The Underlying Fund’s return may not match the return of the Index.
The Underlying Fund intends to be diversified in approximately the same proportion as the Index. The Underlying Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Underlying Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Underlying Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.
The Underlying Fund will concentrate its investments in a particular industry or group of industries to the extent the Index is concentrated. The Index, at times, may be significantly concentrated in the information technology sector.
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Nasdaq® and NASDAQ-100® Indexes are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Lincoln Financial Investments Corporation. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the Invesco QQQ TrustSM, Series 1, Price Return, or, in an underlying fund which tracks the same index as that tracked by the Invesco QQQ TrustSM, Series 1, Price Return only upon 60 days' notice to shareholders.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Underlying ETF (up to the Cap), while limiting downside losses, if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Underlying ETF if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Underlying ETF if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Underlying ETF (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among
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other things, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Underlying ETF, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Underlying ETF. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Underlying ETF and no other authorized participant is able to step forward to create or redeem creation units, shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
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Active Markets Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for the shares will develop or be maintained. Shares trade on an exchange at market prices that may be below, at or above the Underlying ETF’s NAV. Securities, including the shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. shares of the Underlying ETF could decline in value or underperform other investments.
Fluctuation of Net Asset Value Risk. The Fund’s shares trade on an exchange at their market price rather than their NAV. The market price may be at, above or below the Underlying ETF’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Underlying ETF trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for shares may decrease considerably and cause the market price of shares to deviate significantly from the Underlying ETF’s NAV.
Market Maker Risk. If the Underlying ETF has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETF’s NAV and the price at which the shares are trading on an exchange, which could result in a decrease in value of the shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETF’s portfolio securities and the Underlying ETF’s market price. This reduced effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares.
Trading Issues Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Underlying ETF will continue to be met or will remain unchanged. Initially, due to the small asset size of the Underlying ETF, it may have difficulty maintaining its listings on an exchange.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest
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primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.32% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
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the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
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Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln Nasdaq-100 Buffer Fund Dec Standard Class
	Year Ended	12/17/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.179	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.037)	—
Net realized and unrealized gain (loss)	(2.010)	0.179
Total from investment operations	(2.047)	0.179
Less dividends and distributions from:
Net investment income	(0.048)	—
Net realized gain	(0.012)	—
Return of capital	(0.050)	—
Total dividends and distributions	(0.110)	—
Net asset value, end of period	$ 8.022	$ 10.179
Total return[3]	(20.10%)	1.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8	$10
Ratio of expenses to average net assets[4]	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	3.92%	22.27%
Ratio of net investment income (loss) to average net assets	(0.42%)	(0.62%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.72%)	(22.27%)
Portfolio turnover	33%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	Lincoln Nasdaq-100 Buffer Fund Dec Service Class
	Year Ended	12/17/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.178	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.069)	(0.005)
Net realized and unrealized gain (loss)	(2.006)	0.183
Total from investment operations	(2.075)	0.178
Less dividends and distributions from:
Net investment income	(0.010)	—
Net realized gain	(0.012)	—
Return of capital	(0.050)	—
Total dividends and distributions	(0.072)	—
Net asset value, end of period	$ 8.031	$ 10.178
Total return[3]	(20.38%)	1.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,189	$2,675
Ratio of expenses to average net assets[4]	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	4.27%	22.62%
Ratio of net investment income (loss) to average net assets	(0.77%)	(0.97%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.07%)	(22.62%)
Portfolio turnover	33%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
23

Lincoln Variable Insurance Products Trust
Lincoln Nasdaq-100 Buffer Fund Jun
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln Nasdaq-100 Buffer Fund Jun (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

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The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
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The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (“Underlying ETF”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
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The Fund’s current Outcome Period is the one-year period from June 17, 2022 to June 16, 2023. The Fund’s next Outcome Period is the one-year period June 16, 2023 to June 14, 2024.
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Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
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Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
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The Fund is designed to produce investment outcomes relative to the performance of an Underlying ETF. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Underlying ETF over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
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The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Underlying ETF except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Underlying ETF during an Outcome Period.
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Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
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If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
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An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
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An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
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Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
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After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
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The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
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you fully understand the risks inherent in an investment in the Fund;
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you desire to invest in a product with a return that depends upon the performance of the Invesco QQQ TrustSM, Series 1 over a full Outcome Period;
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you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
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you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
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you seek the protection of a 12% Buffer on Invesco QQQ TrustSM, Series 1 losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
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you are willing to forego any gains in excess of the Cap;
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you are willing to be exposed to the downside performance of the Invesco QQQ TrustSM, Series 1 beyond the 12% Buffer;
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you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
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you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
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you are willing to accept the risk of losing your entire investment; and
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you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln Nasdaq-100 Buffer Fund Jun
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	3.75%	3.75%
Acquired Fund Fees and Expenses (AFFE)	0.23%	0.23%
Total Annual Fund Operating Expenses (including AFFE)[1]	4.53%	4.88%
Less Fee Waiver and Expense Reimbursement[2]	(3.68%)	(3.68%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.85%	1.20%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.23% on the first $50 million of the Fund’s average daily net assets.The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.62% of the Fund’s average daily net assets for the Standard Class (and 0.97% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$87	$1,035	$1,992	$4,424
Service Class	$122	$1,137	$2,153	$4,706
Lincoln Nasdaq-100 Buffer Fund Jun1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”) up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Underlying ETF’s market price over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Underlying ETF or in an underlying fund which tracks the same index as that tracked by the Underlying ETF. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA Nasdaq-100 Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from June 17, 2022 to June 16, 2023. The Fund’s next Outcome Period is the one-year period June 16, 2023 to June 14, 2024. The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Underlying ETF’s market price during the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF.
Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period, before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.15% for the Standard Class and 10.80% for the Service Class. The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Underlying ETF experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Underlying ETF, up to the Cap. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
2Lincoln Nasdaq-100 Buffer Fund Jun

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Underlying ETF for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln Nasdaq-100 Buffer Fund Jun3

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Underlying ETF. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Underlying ETF for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Underlying ETF experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Underlying ETF losses at the end an Outcome Period. If the Underlying ETF has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Underlying ETF tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Underlying ETF for an Outcome Period if the Underlying ETF has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the Underlying ETF return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to Underlying ETF returns. While the Fund generally anticipates that its NAV will move in the same direction as the Underlying ETF (meaning that the Fund’s NAV will increase if the Underlying ETF experiences gains and that the Fund’s NAV will decrease if the Underlying ETF experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Underlying ETF and the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Underlying ETF experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Underlying ETF, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Underlying ETF losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Underlying ETF has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in
4Lincoln Nasdaq-100 Buffer Fund Jun

value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Underlying Fund seeks to achieve its objective by investing in the securities that comprise the Nasdaq-100® Index (the “Index”). The Underlying Fund, under normal market conditions, invests at least 80% of its assets in the securities of issuers included in the Index. The Underlying Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that comprise the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Underlying Fund may not invest in every security in the Index if it is not practical to do so (such as when transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Index includes the common stocks of the 100 largest domestic and international non-financial companies on the broader Nasdaq Composite Index based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of March 15, 2023, the market capitalization range of the companies comprising the Index was $12.07 billion to $2.42 trillion. The Index typically is rebalanced quarterly and reconstituted annually. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares.
The Underlying Fund employs a passive investment approach called “indexing”, by which the Underlying Fund’s sub-adviser attempts to approximate, before fees and expenses, the performance of the Index over the long term. The Underlying Fund’s sub-adviser invests in the equity securities comprising the Index, in approximately the same proportions as they are represented in the Index. Equity securities may include common stocks, preferred stocks, depository receipts, or other securities convertible into common stock. The Underlying Fund’s sub-adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, prior to or after their removal or addition to the Index.
The Underlying Fund may purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, to provide equity exposure to the Underlying Fund’s cash position while maintaining cash balances for liquidity, or for other purposes that assist in replicating the Underlying Fund's investment performance of the Index. The Underlying Fund’s return may not match the return of the Index.
The Underlying Fund intends to be diversified in approximately the same proportion as the Index. The Underlying Fund may become “non-diversified,” as defined by the Investment Company Act of 1940 solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Underlying Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Underlying Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.
The Underlying Fund will concentrate its investments in a particular industry or group of industries to the extent the Index is concentrated. The Index, at times, may be significantly concentrated in the information technology sector.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its
Lincoln Nasdaq-100 Buffer Fund Jun5

investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
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Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Underlying ETF has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
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Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Underlying ETF only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
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FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Underlying ETF (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Underlying ETF, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Underlying ETF. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are
6Lincoln Nasdaq-100 Buffer Fund Jun

unable to proceed with creation and/or redemption orders with respect to the Underlying ETF and no other authorized participant is able to step forward to create or redeem creation units, shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
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Active Markets Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for the shares will develop or be maintained. Shares trade on an exchange at market prices that may be below, at or above the Underlying ETF’s NAV. Securities, including the shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. shares of the Underlying ETF could decline in value or underperform other investments.
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Fluctuation of Net Asset Value Risk. The Underlying ETF’s shares trade on an exchange at their market price rather than their NAV. The market price may be at, above or below the Underlying ETF’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Underlying ETF trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for shares may decrease considerably and cause the market price of shares to deviate significantly from the Underlying ETF’s NAV.
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Market Maker Risk. If the Underlying ETF has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETF’s NAV and the price at which the shares are trading on an exchange, which could result in a decrease in value of the shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETF’s portfolio securities and the Underlying ETF’s market price. This reduced effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares.
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Trading Issues Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Underlying ETF will continue to be met or will remain unchanged. Initially, due to the small asset size of the Underlying ETF, it may have difficulty maintaining its listings on an exchange.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
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Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
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Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Lincoln Nasdaq-100 Buffer Fund Jun7

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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	1.46%
Lowest Quarterly Return	Q2 2022	(12.00%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
Lincoln Nasdaq-100 Buffer Fund Jun – Standard Class	-14.32%	-5.80%	6/18/21
Lincoln Nasdaq-100 Buffer Fund Jun – Service Class	-14.61%	-6.13%	6/18/21
Invesco QQQ TrustSM, Series 1 (reflects no deductions for fees, expenses or taxes)	-33.07%	-22.28%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since June 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since June 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
8Lincoln Nasdaq-100 Buffer Fund Jun

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
Lincoln Nasdaq-100 Buffer Fund Jun9

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), up to a cap, while providing a buffer against losses. The investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Underlying ETF’s market price over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Underlying ETF or in an underlying fund which tracks the same index as that tracked by the Underlying ETF. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA Nasdaq-100 Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from June 17, 2022 to June 16, 2023. The Fund’s next Outcome Period is the one-year period June 16, 2023 to June 14, 2024. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Underlying ETF’s market price during the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF.
Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period, before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.15% for the Standard Class and 10.80% for the Service Class. The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Underlying ETF experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Underlying ETF, up to the Cap. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Underlying ETF for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

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Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Underlying ETF. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Underlying ETF for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Underlying ETF experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Underlying ETF losses at the end an Outcome Period. If the Underlying ETF has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Underlying ETF tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Underlying ETF for an Outcome Period if the Underlying ETF has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during the Outcome period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the Underlying ETF return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to Underlying ETF returns. While the Fund generally anticipates that its NAV will move in the same direction as the Underlying ETF (meaning that the Fund’s NAV will increase if the Underlying ETF experiences gains and that the Fund’s NAV will decrease if the Underlying ETF experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Underlying ETF and the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Underlying ETF experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Underlying ETF, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Underlying ETF losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Underlying ETF has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in
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value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Underlying Fund seeks to achieve its objective by investing in the securities that comprise the Nasdaq-100® Index (the “Index”). The Underlying Fund, under normal market conditions, invests at least 80% of its assets in the securities of issuers included in the Index. The Underlying Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that comprise the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Underlying Fund may not invest in every security in the Index if it is not practical to do so (such as when transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Index includes the common stocks of the 100 largest domestic and international non-financial companies on the broader Nasdaq Composite Index based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of March 15, 2023, the market capitalization range of the companies comprising the Index was $12.07 billion to $2.42 trillion. The Index typically is rebalanced quarterly and reconstituted annually. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares.
The Underlying Fund employs a passive investment approach called “indexing”, by which the Underlying Fund’s sub-adviser attempts to approximate, before fees and expenses, the performance of the Index over the long term. The Underlying Fund’s sub-adviser invests in the equity securities comprising the Index, in approximately the same proportions as they are represented in the Index. Equity securities may include common stocks, preferred stocks, depository receipts, or other securities convertible into common stock. The Underlying Fund’s sub-adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, prior to or after their removal or addition to the Index.
The Underlying Fund may purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, to provide equity exposure to the Underlying Fund’s cash position while maintaining cash balances for liquidity, or for other purposes that assist in replicating the Underlying Fund's investment performance of the Index. The Underlying Fund’s return may not match the return of the Index.
The Underlying Fund intends to be diversified in approximately the same proportion as the Index. The Underlying Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Underlying Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Underlying Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.
The Underlying Fund will concentrate its investments in a particular industry or group of industries to the extent the Index is concentrated. The Index, at times, may be significantly concentrated in the information technology sector.
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Nasdaq® and NASDAQ-100® Indexes are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Lincoln Financial Investments Corporation. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the Invesco QQQ TrustSM, Series 1, Price Return, or, in an underlying fund which tracks the same index as that tracked by the Invesco QQQ TrustSM, Series 1, Price Return only upon 60 days' notice to shareholders.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Underlying ETF (up to the Cap), while limiting downside losses, if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Underlying ETF if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Underlying ETF if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Underlying ETF (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among
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other things, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Underlying ETF, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Underlying ETF. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Underlying ETF and no other authorized participant is able to step forward to create or redeem creation units, shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
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Active Markets Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for the shares will develop or be maintained. Shares trade on an exchange at market prices that may be below, at or above the Underlying ETF’s NAV. Securities, including the shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. shares of the Underlying ETF could decline in value or underperform other investments.
Fluctuation of Net Asset Value Risk. The Fund’s shares trade on an exchange at their market price rather than their NAV. The market price may be at, above or below the Underlying ETF’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Underlying ETF trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for shares may decrease considerably and cause the market price of shares to deviate significantly from the Underlying ETF’s NAV.
Market Maker Risk. If the Underlying ETF has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETF’s NAV and the price at which the shares are trading on an exchange, which could result in a decrease in value of the shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETF’s portfolio securities and the Underlying ETF’s market price. This reduced effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares.
Trading Issues Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Underlying ETF will continue to be met or will remain unchanged. Initially, due to the small asset size of the Underlying ETF, it may have difficulty maintaining its listings on an exchange.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest
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primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.32% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
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the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
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Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln Nasdaq-100 Buffer Fund Jun Standard Class
	Year Ended	6/18/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.591	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.032)	(0.023)
Net realized and unrealized gain (loss)	(1.493)	0.668
Total from investment operations	(1.525)	0.645
Less dividends and distributions from:
Net investment income	—	(0.054)
Net realized gain	(0.507)	—
Total dividends and distributions	(0.507)	(0.054)
Net asset value, end of period	$ 8.559	$ 10.591
Total return[3]	(14.32%)	6.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9	$11
Ratio of expenses to average net assets[4]	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	4.30%	5.97%
Ratio of net investment income (loss) to average net assets	(0.32%)	(0.45%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.00%)	(5.80%)
Portfolio turnover	5%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	Lincoln Nasdaq-100 Buffer Fund Jun Service Class
	Year Ended	6/18/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.590	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.065)	(0.045)
Net realized and unrealized gain (loss)	(1.491)	0.670
Total from investment operations	(1.556)	0.625
Less dividends and distributions from:
Net investment income	—	(0.035)
Net realized gain	(0.507)	—
Total dividends and distributions	(0.507)	(0.035)
Net asset value, end of period	$ 8.527	$ 10.590
Total return[3]	(14.61%)	6.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,440	$2,405
Ratio of expenses to average net assets[4]	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	4.65%	6.32%
Ratio of net investment income (loss) to average net assets	(0.67%)	(0.80%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.35%)	(6.15%)
Portfolio turnover	5%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
23

Lincoln Variable Insurance Products Trust
Lincoln Nasdaq-100 Buffer Fund Mar
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln Nasdaq-100 Buffer Fund Mar (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

•
The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
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The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (“Underlying ETF”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
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The Fund’s current Outcome Period is the one-year period from March 17, 2023 to March 15, 2024. The Fund’s next Outcome Period is the one-year period March 15, 2024 to March 14, 2025.
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Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
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Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
•
The Fund is designed to produce investment outcomes relative to the performance of an Underlying ETF. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Underlying ETF over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
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The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Underlying ETF except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Underlying ETF during an Outcome Period.
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Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
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If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
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An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
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An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
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Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
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After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
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The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
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you fully understand the risks inherent in an investment in the Fund;
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you desire to invest in a product with a return that depends upon the performance of the Invesco QQQ TrustSM, Series 1 over a full Outcome Period;
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you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
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you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
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you seek the protection of a 12% Buffer on Invesco QQQ TrustSM, Series 1 losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
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you are willing to forego any gains in excess of the Cap;
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you are willing to be exposed to the downside performance of the Invesco QQQ TrustSM, Series 1 beyond the 12% Buffer;
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you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
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you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
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you are willing to accept the risk of losing your entire investment; and
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you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln Nasdaq-100 Buffer Fund Mar
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	4.62%	4.62%
Acquired Fund Fees and Expenses (AFFE)	0.21%	0.21%
Total Annual Fund Operating Expenses (including AFFE)[1]	5.38%	5.73%
Less Fee Waiver and Expense Reimbursement[2]	(4.55%)	(4.55%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.83%	1.18%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.23% on the first $50 million of the Fund’s average daily net assets.The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.62% of the Fund’s average daily net assets for the Standard Class (and 0.97% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$85	$1,201	$2,309	$5,043
Service Class	$120	$1,301	$2,465	$5,302
Lincoln Nasdaq-100 Buffer Fund Mar1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations prior to the fiscal year ended December 31, 2022, the portfolio turnover rate is not yet available. The Fund intends to turn over all of its options holdings on at least an annual basis.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Underlying ETF’s market price over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Underlying ETF or in an underlying fund which tracks the same index as that tracked by the Underlying ETF. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA Nasdaq-100 Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from March 17, 2023 to March 15, 2024. The Fund’s next Outcome Period is the one-year period March 15, 2024 to March 14, 2025.The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Underlying ETF’s market price during the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF.
Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period, before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.15% for the Standard Class and 10.80% for the Service Class. The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Underlying ETF experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Underlying ETF, up to the Cap. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website, includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
2Lincoln Nasdaq-100 Buffer Fund Mar

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Underlying ETF for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln Nasdaq-100 Buffer Fund Mar3

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Underlying ETF. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Underlying ETF for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Underlying ETF experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Underlying ETF losses at the end an Outcome Period. If the Underlying ETF has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Underlying ETF tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Underlying ETF for an Outcome Period if the Underlying ETF has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the Underlying ETF return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to Underlying ETF returns. While the Fund generally anticipates that its NAV will move in the same direction as the Underlying ETF (meaning that the Fund’s NAV will increase if the Underlying ETF experiences gains and that the Fund’s NAV will decrease if the Underlying ETF experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Underlying ETF and the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Underlying ETF experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Underlying ETF, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Underlying ETF losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Underlying ETF has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in
4Lincoln Nasdaq-100 Buffer Fund Mar

value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Underlying Fund seeks to achieve its objective by investing in the securities that comprise the Nasdaq-100® Index (the “Index”). The Underlying Fund, under normal market conditions, invests at least 80% of its assets in the securities of issuers included in the Index. The Underlying Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that comprise the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Underlying Fund may not invest in every security in the Index if it is not practical to do so (such as when transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Index includes the common stocks of the 100 largest domestic and international non-financial companies on the broader Nasdaq Composite Index based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of March 15, 2023, the market capitalization range of the companies comprising the Index was $12.07 billion to $2.42 trillion. The Index typically is rebalanced quarterly and reconstituted annually. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares.
The Underlying Fund employs a passive investment approach called “indexing”, by which the Underlying Fund’s sub-adviser attempts to approximate, before fees and expenses, the performance of the Index over the long term. The Underlying Fund’s sub-adviser invests in the equity securities comprising the Index, in approximately the same proportions as they are represented in the Index. Equity securities may include common stocks, preferred stocks, depository receipts, or other securities convertible into common stock. The Underlying Fund’s sub-adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, prior to or after their removal or addition to the Index.
The Underlying Fund may purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, to provide equity exposure to the Underlying Fund’s cash position while maintaining cash balances for liquidity, or for other purposes that assist in replicating the Underlying Fund's investment performance of the Index. The Underlying Fund’s return may not match the return of the Index.
The Underlying Fund intends to be diversified in approximately the same proportion as the Index. The Underlying Fund may become “non-diversified,” as defined by the Investment Company Act of 1940 solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Underlying Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Underlying Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.
The Underlying Fund will concentrate its investments in a particular industry or group of industries to the extent the Index is concentrated. The Index, at times, may be significantly concentrated in the information technology sector.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its
Lincoln Nasdaq-100 Buffer Fund Mar5

investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
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Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Underlying ETF has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
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Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Underlying ETF only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
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FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Underlying ETF (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Underlying ETF, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Underlying ETF. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are
6Lincoln Nasdaq-100 Buffer Fund Mar

unable to proceed with creation and/or redemption orders with respect to the Underlying ETF and no other authorized participant is able to step forward to create or redeem creation units, shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
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Active Markets Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for the shares will develop or be maintained. Shares trade on an exchange at market prices that may be below, at or above the Underlying ETF’s NAV. Securities, including the shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. shares of the Underlying ETF could decline in value or underperform other investments.
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Fluctuation of Net Asset Value Risk. The Underlying ETF’s shares trade on an exchange at their market price rather than their NAV. The market price may be at, above or below the Underlying ETF’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Underlying ETF trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for shares may decrease considerably and cause the market price of shares to deviate significantly from the Underlying ETF’s NAV.
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Market Maker Risk. If the Underlying ETF has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETF’s NAV and the price at which the shares are trading on an exchange, which could result in a decrease in value of the shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETF’s portfolio securities and the Underlying ETF’s market price. This reduced effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares.
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Trading Issues Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Underlying ETF will continue to be met or will remain unchanged. Initially, due to the small asset size of the Underlying ETF, it may have difficulty maintaining its listings on an exchange.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
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Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
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Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Lincoln Nasdaq-100 Buffer Fund Mar7

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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund commenced operations on or about March 18, 2022. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since September 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since September 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
8Lincoln Nasdaq-100 Buffer Fund Mar

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), up to a cap, while providing a buffer against losses. The investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Underlying ETF’s market price over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Underlying ETF or in an underlying fund which tracks the same index as that tracked by the Underlying ETF. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA Nasdaq-100 Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from March 17, 2023 to March 15, 2024. The Fund’s next Outcome Period is the one-year period March 15, 2024 to March 14, 2025. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Underlying ETF’s market price during the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF.
Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period, before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.15% for the Standard Class and 10.80% for the Service Class. The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Underlying ETF experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Underlying ETF, up to the Cap. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Underlying ETF for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

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Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Underlying ETF. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Underlying ETF for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Underlying ETF experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Underlying ETF losses at the end an Outcome Period. If the Underlying ETF has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Underlying ETF tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Underlying ETF for an Outcome Period if the Underlying ETF has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during the Outcome period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the Underlying ETF return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to Underlying ETF returns. While the Fund generally anticipates that its NAV will move in the same direction as the Underlying ETF (meaning that the Fund’s NAV will increase if the Underlying ETF experiences gains and that the Fund’s NAV will decrease if the Underlying ETF experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Underlying ETF and the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Underlying ETF experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Underlying ETF, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Underlying ETF losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Underlying ETF has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in
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value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Underlying Fund seeks to achieve its objective by investing in the securities that comprise the Nasdaq-100® Index (the “Index”). The Underlying Fund, under normal market conditions, invests at least 80% of its assets in the securities of issuers included in the Index. The Underlying Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that comprise the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Underlying Fund may not invest in every security in the Index if it is not practical to do so (such as when transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Index includes the common stocks of the 100 largest domestic and international non-financial companies on the broader Nasdaq Composite Index based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of March 15, 2023, the market capitalization range of the companies comprising the Index was $12.07 billion to $2.42 trillion. The Index typically is rebalanced quarterly and reconstituted annually. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares.
The Underlying Fund employs a passive investment approach called “indexing”, by which the Underlying Fund’s sub-adviser attempts to approximate, before fees and expenses, the performance of the Index over the long term. The Underlying Fund’s sub-adviser invests in the equity securities comprising the Index, in approximately the same proportions as they are represented in the Index. Equity securities may include common stocks, preferred stocks, depository receipts, or other securities convertible into common stock. The Underlying Fund’s sub-adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, prior to or after their removal or addition to the Index.
The Underlying Fund may purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, to provide equity exposure to the Underlying Fund’s cash position while maintaining cash balances for liquidity, or for other purposes that assist in replicating the Underlying Fund's investment performance of the Index. The Underlying Fund’s return may not match the return of the Index.
The Underlying Fund intends to be diversified in approximately the same proportion as the Index. The Underlying Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Underlying Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Underlying Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.
The Underlying Fund will concentrate its investments in a particular industry or group of industries to the extent the Index is concentrated. The Index, at times, may be significantly concentrated in the information technology sector.
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Nasdaq® and NASDAQ-100® Indexes are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Lincoln Financial Investments Corporation. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the Invesco QQQ TrustSM, Series 1, Price Return, or, in an underlying fund which tracks the same index as that tracked by the Invesco QQQ TrustSM, Series 1, Price Return only upon 60 days' notice to shareholders.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Underlying ETF (up to the Cap), while limiting downside losses, if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Underlying ETF if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Underlying ETF if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Underlying ETF (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among
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other things, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Underlying ETF, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Underlying ETF. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Underlying ETF and no other authorized participant is able to step forward to create or redeem creation units, shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
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Active Markets Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for the shares will develop or be maintained. Shares trade on an exchange at market prices that may be below, at or above the Underlying ETF’s NAV. Securities, including the shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. shares of the Underlying ETF could decline in value or underperform other investments.
Fluctuation of Net Asset Value Risk. The Fund’s shares trade on an exchange at their market price rather than their NAV. The market price may be at, above or below the Underlying ETF’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Underlying ETF trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for shares may decrease considerably and cause the market price of shares to deviate significantly from the Underlying ETF’s NAV.
Market Maker Risk. If the Underlying ETF has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETF’s NAV and the price at which the shares are trading on an exchange, which could result in a decrease in value of the shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETF’s portfolio securities and the Underlying ETF’s market price. This reduced effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares.
Trading Issues Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Underlying ETF will continue to be met or will remain unchanged. Initially, due to the small asset size of the Underlying ETF, it may have difficulty maintaining its listings on an exchange.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest
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primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (advisory fee is 0.32% of the Fund's average daily net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
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the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
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Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln Nasdaq-100 Buffer Fund Mar
	Standard Class	Service Class
	3/18/22[1] to 12/31/22	3/18/22[1] to 12/31/22
Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	(0.020)	(0.046)
Net realized and unrealized gain	(1.288)	(1.286)
Total from investment operations	(1.308)	(1.332)
Less dividends and distributions from:
Net investment income	(0.036)	(0.013)
Net realized gain	(0.015)	(0.015)
Return of capital	(0.001)	(0.001)
Total dividends and distributions	(0.052)	(0.029)
Net asset value, end of period	$8.640	$8.639
Total return[3]	(13.07%)	(13.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9	$2,316
Ratio of expenses to average net assets[4]	0.62%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	5.17%	5.52%
Ratio of net investment income to average net assets	(0.28%)	(0.63%)
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	(4.83%)	(5.18%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
Lincoln Nasdaq-100 Buffer Fund Sep
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln Nasdaq-100 Buffer Fund Sep (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

•
The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
•
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (“Underlying ETF”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
•
The Fund’s current Outcome Period is the one-year period from September 16, 2022 to September 15, 2023. The Fund’s next Outcome Period is the one-year period September 15, 2023 to September 13, 2024.
•
Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
•
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
•
The Fund is designed to produce investment outcomes relative to the performance of an Underlying ETF. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Underlying ETF over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
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The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Underlying ETF except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Underlying ETF during an Outcome Period.
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Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
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If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
•
An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
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An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
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Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
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After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
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The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
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you fully understand the risks inherent in an investment in the Fund;
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you desire to invest in a product with a return that depends upon the performance of the Invesco QQQ TrustSM, Series 1 over a full Outcome Period;
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you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
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you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
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you seek the protection of a 12% Buffer on Invesco QQQ TrustSM, Series 1 losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
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you are willing to forego any gains in excess of the Cap;
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you are willing to be exposed to the downside performance of the Invesco QQQ TrustSM, Series 1 beyond the 12% Buffer;
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you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
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you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
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you are willing to accept the risk of losing your entire investment; and
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you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln Nasdaq-100 Buffer Fund Sep
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	4.14%	4.14%
Acquired Fund Fees and Expenses (AFFE)	0.21%	0.21%
Total Annual Fund Operating Expenses (including AFFE)[1]	4.90%	5.25%
Less Fee Waiver and Expense Reimbursement[2]	(4.07%)	(4.07%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.83%	1.18%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.23% on the first $50 million of the Fund’s average daily net assets.The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.62% of the Fund’s average daily net assets for the Standard Class (and 0.97% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$85	$1,107	$2,131	$4,699
Service Class	$120	$1,208	$2,290	$4,971
Lincoln Nasdaq-100 Buffer Fund Sep1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Underlying ETF’s market price over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Underlying ETF or in an underlying fund which tracks the same index as that tracked by the Underlying ETF. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA Nasdaq-100 Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from September 16, 2022 to September 15, 2023. The Fund’s next Outcome Period is the one-year period September 15, 2023 to September 13, 2024. The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Underlying ETF’s market price during the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF.
Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period, before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.15% for the Standard Class and 10.80% for the Service Class. The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Underlying ETF experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Underlying ETF, up to the Cap. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
2Lincoln Nasdaq-100 Buffer Fund Sep

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Underlying ETF for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln Nasdaq-100 Buffer Fund Sep3

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Underlying ETF. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Underlying ETF for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Underlying ETF experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Underlying ETF losses at the end an Outcome Period. If the Underlying ETF has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Underlying ETF tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Underlying ETF for an Outcome Period if the Underlying ETF has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the Underlying ETF return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to Underlying ETF returns. While the Fund generally anticipates that its NAV will move in the same direction as the Underlying ETF (meaning that the Fund’s NAV will increase if the Underlying ETF experiences gains and that the Fund’s NAV will decrease if the Underlying ETF experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Underlying ETF and the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Underlying ETF experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Underlying ETF, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Underlying ETF losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Underlying ETF has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in
4Lincoln Nasdaq-100 Buffer Fund Sep

value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Underlying Fund seeks to achieve its objective by investing in the securities that comprise the Nasdaq-100® Index (the “Index”). The Underlying Fund, under normal market conditions, invests at least 80% of its assets in the securities of issuers included in the Index. The Underlying Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that comprise the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Underlying Fund may not invest in every security in the Index if it is not practical to do so (such as when transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Index includes the common stocks of the 100 largest domestic and international non-financial companies on the broader Nasdaq Composite Index based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of March 15, 2023, the market capitalization range of the companies comprising the Index was $12.07 billion to $2.42 trillion. The Index typically is rebalanced quarterly and reconstituted annually. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares.
The Underlying Fund employs a passive investment approach called “indexing”, by which the Underlying Fund’s sub-adviser attempts to approximate, before fees and expenses, the performance of the Index over the long term. The Underlying Fund’s sub-adviser invests in the equity securities comprising the Index, in approximately the same proportions as they are represented in the Index. Equity securities may include common stocks, preferred stocks, or other securities convertible into common stock. The Underlying Fund’s sub-adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, prior to or after their removal or addition to the Index.
The Underlying Fund may purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, to provide equity exposure to the Underlying Fund’s cash position while maintaining cash balances for liquidity, or for other purposes that assist in replicating the Underlying Fund's investment performance of the Index. The Underlying Fund’s return may not match the return of the Index.
The Underlying Fund intends to be diversified in approximately the same proportion as the Index. The Underlying Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Underlying Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Underlying Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.
The Underlying Fund will concentrate its investments in a particular industry or group of industries to the extent the Index is concentrated. The Index, at times, may be significantly concentrated in the information technology sector.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its
Lincoln Nasdaq-100 Buffer Fund Sep5

investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
•
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
•
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Underlying ETF has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
•
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Underlying ETF only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
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FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Underlying ETF (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Underlying ETF, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Underlying ETF. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are
6Lincoln Nasdaq-100 Buffer Fund Sep

unable to proceed with creation and/or redemption orders with respect to the Underlying ETF and no other authorized participant is able to step forward to create or redeem creation units, shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
•
Active Markets Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for the shares will develop or be maintained. Shares trade on an exchange at market prices that may be below, at or above the Underlying ETF’s NAV. Securities, including the shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. shares of the Underlying ETF could decline in value or underperform other investments.
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Fluctuation of Net Asset Value Risk. The Underlying ETF’s shares trade on an exchange at their market price rather than their NAV. The market price may be at, above or below the Underlying ETF’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Underlying ETF trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for shares may decrease considerably and cause the market price of shares to deviate significantly from the Underlying ETF’s NAV.
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Market Maker Risk. If the Underlying ETF has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETF’s NAV and the price at which the shares are trading on an exchange, which could result in a decrease in value of the shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETF’s portfolio securities and the Underlying ETF’s market price. This reduced effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares.
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Trading Issues Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Underlying ETF will continue to be met or will remain unchanged. Initially, due to the small asset size of the Underlying ETF, it may have difficulty maintaining its listings on an exchange.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
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Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
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Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Lincoln Nasdaq-100 Buffer Fund Sep7

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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	1.05%
Lowest Quarterly Return	Q2 2022	(13.12%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
Lincoln Nasdaq-100 Buffer Fund Sep – Standard Class	-17.13%	-11.42%	9/17/21
Lincoln Nasdaq-100 Buffer Fund Sep – Service Class	-17.41%	-11.72%	9/17/21
Invesco QQQ TrustSM, Series 1 (reflects no deductions for fees, expenses or taxes)	-33.07%	-28.77%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since September 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since September 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
8Lincoln Nasdaq-100 Buffer Fund Sep

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
Lincoln Nasdaq-100 Buffer Fund Sep9

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), up to a cap, while providing a buffer against losses. The investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Underlying ETF’s market price over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Underlying ETF or in an underlying fund which tracks the same index as that tracked by the Underlying ETF. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA Nasdaq-100 Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from September 16, 2022 to September 15, 2023. The Fund’s next Outcome Period is the one-year period September 15, 2023 to September 13, 2024.The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Underlying ETF’s market price during the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF.
Buffer: The Fund seeks to provide a buffer against the first 12% of Underlying ETF price decreases over each Outcome Period, before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.15% for the Standard Class and 10.80% for the Service Class. The Fund, and therefore investors, will bear all Underlying ETF losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Underlying ETF price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Underlying ETF experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Underlying ETF, up to the Cap. If the Underlying ETF experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Underlying ETF for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

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Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Underlying ETF. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Underlying ETF for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Underlying ETF experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Underlying ETF losses at the end an Outcome Period. If the Underlying ETF has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Underlying ETF tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Underlying ETF for an Outcome Period if the Underlying ETF has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during the Outcome period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the Underlying ETF return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to Underlying ETF returns. While the Fund generally anticipates that its NAV will move in the same direction as the Underlying ETF (meaning that the Fund’s NAV will increase if the Underlying ETF experiences gains and that the Fund’s NAV will decrease if the Underlying ETF experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Underlying ETF and the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Underlying ETF experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Underlying ETF, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Underlying ETF losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Underlying ETF has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in
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value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Underlying Fund seeks to achieve its objective by investing in the securities that comprise the Nasdaq-100® Index (the “Index”). The Underlying Fund, under normal market conditions, invests at least 80% of its assets in the securities of issuers included in the Index. The Underlying Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that comprise the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Underlying Fund may not invest in every security in the Index if it is not practical to do so (such as when transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Index includes the common stocks of the 100 largest domestic and international non-financial companies on the broader Nasdaq Composite Index based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of March 15, 2023, the market capitalization range of the companies comprising the Index was $12.07 billion to $2.42 trillion. The Index typically is rebalanced quarterly and reconstituted annually. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares.
The Underlying Fund employs a passive investment approach called “indexing”, by which the Underlying Fund’s sub-adviser attempts to approximate, before fees and expenses, the performance of the Index over the long term. The Underlying Fund’s sub-adviser invests in the equity securities comprising the Index, in approximately the same proportions as they are represented in the Index. Equity securities may include common stocks, preferred stocks, depository receipts, or other securities convertible into common stock. The Underlying Fund’s sub-adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, prior to or after their removal or addition to the Index.
The Underlying Fund may purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, to provide equity exposure to the Underlying Fund’s cash position while maintaining cash balances for liquidity, or for other purposes that assist in replicating the Underlying Fund's investment performance of the Index. The Underlying Fund’s return may not match the return of the Index.
The Underlying Fund intends to be diversified in approximately the same proportion as the Index. The Underlying Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Underlying Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Underlying Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.
The Underlying Fund will concentrate its investments in a particular industry or group of industries to the extent the Index is concentrated. The Index, at times, may be significantly concentrated in the information technology sector.
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Nasdaq® and NASDAQ-100® Indexes are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Lincoln Financial Investments Corporation. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the Invesco QQQ TrustSM, Series 1, Price Return, or, in an underlying fund which tracks the same index as that tracked by the Invesco QQQ TrustSM, Series 1, Price Return only upon 60 days' notice to shareholders.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Underlying ETF (up to the Cap), while limiting downside losses, if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Underlying ETF if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Underlying ETF if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Underlying ETF (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among
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other things, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Underlying ETF, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Underlying ETF. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Underlying ETF and no other authorized participant is able to step forward to create or redeem creation units, shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
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Active Markets Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for the shares will develop or be maintained. Shares trade on an exchange at market prices that may be below, at or above the Underlying ETF’s NAV. Securities, including the shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. shares of the Underlying ETF could decline in value or underperform other investments.
Fluctuation of Net Asset Value Risk. The Fund’s shares trade on an exchange at their market price rather than their NAV. The market price may be at, above or below the Underlying ETF’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Underlying ETF trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for shares may decrease considerably and cause the market price of shares to deviate significantly from the Underlying ETF’s NAV.
Market Maker Risk. If the Underlying ETF has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETF’s NAV and the price at which the shares are trading on an exchange, which could result in a decrease in value of the shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETF’s portfolio securities and the Underlying ETF’s market price. This reduced effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares.
Trading Issues Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Underlying ETF will continue to be met or will remain unchanged. Initially, due to the small asset size of the Underlying ETF, it may have difficulty maintaining its listings on an exchange.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest
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primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.32% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
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the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
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Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln Nasdaq-100 Buffer Fund Sep Standard Class
	Year Ended	9/17/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.254	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.028)	(0.009)
Net realized and unrealized gain (loss)	(1.732)	0.328
Total from investment operations	(1.760)	0.319
Less dividends and distributions from:
Net investment income	—	(0.065)
Net realized gain	(0.177)	—
Total dividends and distributions	(0.177)	(0.065)
Net asset value, end of period	$ 8.317	$ 10.254
Total return[3]	(17.13%)	3.19%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9	$10
Ratio of expenses to average net assets[4]	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	4.69%	6.50%
Ratio of net investment income (loss) to average net assets	(0.30%)	(0.31%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.37%)	(6.19%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	Lincoln Nasdaq-100 Buffer Fund Sep Service Class
	Year Ended	9/17/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.253	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.060)	(0.020)
Net realized and unrealized gain (loss)	(1.728)	0.328
Total from investment operations	(1.788)	0.308
Less dividends and distributions from:
Net investment income	—	(0.055)
Net realized gain	(0.177)	—
Total dividends and distributions	(0.177)	(0.055)
Net asset value, end of period	$ 8.288	$ 10.253
Total return[3]	(17.41%)	3.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,659	$2,419
Ratio of expenses to average net assets[4]	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	5.04%	6.85%
Ratio of net investment income (loss) to average net assets	(0.65%)	(0.66%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.72%)	(6.54%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
Lincoln S&P 500 Buffer Fund Aug
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln S&P 500 Buffer Fund Aug (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

•
The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
•
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (“Index”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
•
The Fund’s current Outcome Period is the one-year period from August 19, 2022 to August 18, 2023. The Fund’s next Outcome Period is the one-year period August 18, 2023 to August 16, 2024.
•
Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
•
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
•
The Fund is designed to produce investment outcomes relative to the performance of an Index. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Index over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
•
The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Index except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Index during an Outcome Period.
•
Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
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If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
•
An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
•
An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
•
Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
•
After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
•
The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
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you fully understand the risks inherent in an investment in the Fund;
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you desire to invest in a product with a return that depends upon the performance of the S&P 500 Price Return Index over a full Outcome Period;
•
you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
•
you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
•
you seek the protection of a 12% Buffer on S&P 500 Price Return Index losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
•
you are willing to forego any gains in excess of the Cap;
•
you are willing to be exposed to the downside performance of the S&P 500 Price Return Index beyond the 12% Buffer;
•
you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
•
you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
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you are willing to accept the risk of losing your entire investment; and
•
you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln S&P 500 Buffer Fund Aug
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	3.51%	3.51%
Acquired Fund Fees and Expenses (AFFE)	0.11%	0.11%
Total Annual Fund Operating Expenses (including AFFE)[1]	4.17%	4.52%
Less Fee Waiver and Expense Reimbursement[2]	(3.48%)	(3.48%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.69%	1.04%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. These agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$70	$948	$1,839	$4,135
Service Class	$106	$1,050	$2,004	$4,428
Lincoln S&P 500 Buffer Fund Aug1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from August 19, 2022 to August 18, 2023. The Fund’s next Outcome Period is the one-year period August 18, 2023 to August 16, 2024. The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.3% for the Standard Class and 10.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
2Lincoln S&P 500 Buffer Fund Aug

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln S&P 500 Buffer Fund Aug3

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
4Lincoln S&P 500 Buffer Fund Aug

the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of the Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange® Options (“FLEX Options”). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
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Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Index has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
•
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
Lincoln S&P 500 Buffer Fund Aug5

•
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
6Lincoln S&P 500 Buffer Fund Aug

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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
The Fund commenced operations on August 20, 2021. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	5.43%
Lowest Quarterly Return	Q2 2022	(7.55%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
Lincoln S&P 500 Buffer Fund Aug – Standard Class	-8.93%	-3.92%	8/20/21
Lincoln S&P 500 Buffer Fund Aug – Service Class	-9.24%	-4.26%	8/20/21
S&P 500 Price Return Index (reflects no deductions for fees, expenses or taxes)	-19.44%	-9.58%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since August 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since August 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Lincoln S&P 500 Buffer Fund Aug7

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
8Lincoln S&P 500 Buffer Fund Aug

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. This investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from August 19, 2022 to August 18, 2023. The Fund’s next Outcome Period is the one-year period August 18, 2023 to August 16, 2024. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.3% for the Standard Class and 10.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

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Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
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the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange Options (“FLEX Options). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index*. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the S&P 500 Price Return Index or in an underlying fund which tracks the S&P 500 Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Index (up to the Cap), while limiting downside losses, if shares are bought on the day
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on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Index has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
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Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.43% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
16

In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
17

The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
18

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln S&P 500 Buffer Fund Aug Standard Class
	Year Ended	8/20/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.278	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.027	0.043
Net realized and unrealized gain (loss)	(0.953)	0.353
Total from investment operations	(0.926)	0.396
Less dividends and distributions from:
Net investment income	—	(0.118)
Net realized gain	(0.460)	—
Total dividends and distributions	(0.460)	(0.118)
Net asset value, end of period	$ 8.892	$ 10.278
Total return[3]	(8.93%)	3.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	4.06%	5.87%
Ratio of net investment income (loss) to average net assets	0.26%	1.12%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.22%)	(4.17%)
Portfolio turnover	3%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	Lincoln S&P 500 Buffer Fund Aug Service Class
	Year Ended	8/20/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.277	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.008)	0.029
Net realized and unrealized gain (loss)	(0.950)	0.353
Total from investment operations	(0.958)	0.382
Less dividends and distributions from:
Net investment income	—	(0.105)
Net realized gain	(0.460)	—
Total dividends and distributions	(0.460)	(0.105)
Net asset value, end of period	$ 8.859	$ 10.277
Total return[3]	(9.24%)	3.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,235	$2,673
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	4.41%	6.22%
Ratio of net investment income (loss) to average net assets	(0.09%)	0.77%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.57%)	(4.52%)
Portfolio turnover	3%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
20

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
21

Lincoln Variable Insurance Products Trust
Lincoln S&P 500 Buffer Fund Feb
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln S&P 500 Buffer Fund Feb (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

•
The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
•
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (“Index”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
•
The Fund’s current Outcome Period is the one-year period from February 17, 2023 to February 16, 2024. The Fund’s next Outcome Period is the one-year period February 16, 2024 to February 14, 2025.
•
Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
•
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
•
The Fund is designed to produce investment outcomes relative to the performance of an Index. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Index over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
•
The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Index except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Index during an Outcome Period.
•
Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
•
If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
•
An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
•
An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
•
Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
•
After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
•
The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
•
you fully understand the risks inherent in an investment in the Fund;
•
you desire to invest in a product with a return that depends upon the performance of the S&P 500 Price Return Index over a full Outcome Period;
•
you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
•
you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
•
you seek the protection of a 12% Buffer on S&P 500 Price Return Index losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
•
you are willing to forego any gains in excess of the Cap;
•
you are willing to be exposed to the downside performance of the S&P 500 Price Return Index beyond the 12% Buffer;
•
you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
•
you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
•
you are willing to accept the risk of losing your entire investment; and
•
you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln S&P 500 Buffer Fund Feb
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	3.66%	3.66%
Acquired Fund Fees and Expenses (AFFE)	0.11%	0.11%
Total Annual Fund Operating Expenses (including AFFE)[1]	4.32%	4.67%
Less Fee Waiver and Expense Reimbursement[2]	(3.63%)	(3.63%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.69%	1.04%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. These agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$70	$978	$1,898	$4,252
Service Class	$106	$1,080	$2,061	$4,541
Lincoln S&P 500 Buffer Fund Feb1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations prior to the fiscal year ended December 31, 2021, the portfolio turnover rate is not yet available. The Fund intends to turn over all of its options holdings on at least an annual basis. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from February 17, 2023 to February 16, 2024. The Fund’s next Outcome Period is the one-year period February 16, 2024 to February 14, 2025. The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.3% for the Standard Class and 10.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website, includes for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln S&P 500 Buffer Fund Feb3

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
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the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of the Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange® Options (“FLEX Options”). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
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Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Index has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
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Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
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FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
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Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund commenced operations on February 18, 2022. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since August 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since August 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
Lincoln S&P 500 Buffer Fund Feb7

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. This investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from February 17, 2023 to February 16, 2024. The Fund’s next Outcome Period is the one-year period February 16, 2024 to February 14, 2025. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.3% for the Standard Class and 10.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to an upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

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Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
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the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange Options (“FLEX Options). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index*. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the S&P 500 Price Return Index or in an underlying fund which tracks the S&P 500 Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Index (up to the Cap), while limiting downside losses, if shares are bought on the day
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on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Index has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
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Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (advisory fee is 0.55% of the Fund's average daily net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
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The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
17

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln S&P 500 Buffer Fund Feb
	Standard Class	Service Class
	2/18/22[1] to 12/31/22	2/18/22[1] to 12/31/22
Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.038	0.008
Net realized and unrealized gain	(0.394)	(0.393)
Total from investment operations	(0.356)	(0.385)
Less dividends and distributions from:
Net investment income	(0.080)	(0.057)
Net realized gain	(0.464)	(0.464)
Total dividends and distributions	(0.544)	(0.521)
Net asset value, end of period	$9.100	$9.094
Total return[3]	(3.53%)	(3.82%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$3,455
Ratio of expenses to average net assets[4]	0.58%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.21%	4.56%
Ratio of net investment income to average net assets	0.45%	0.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	(3.18%)	(3.53%)
Portfolio turnover	6%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
18

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
19

Lincoln Variable Insurance Products Trust
Lincoln S&P 500 Buffer Fund May
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln S&P 500 Buffer Fund May (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

•
The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
•
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (“Index”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
•
The Fund’s current Outcome Period is the one-year period from May 20, 2022 to May 19, 2023. The Fund’s next Outcome Period is the one-year period May 19, 2023 to May 17, 2024.
•
Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
•
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
•
The Fund is designed to produce investment outcomes relative to the performance of an Index. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Index over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
•
The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Index except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Index during an Outcome Period.
•
Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
•
If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
•
An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
•
An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
•
Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
•
After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
•
The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
•
you fully understand the risks inherent in an investment in the Fund;
•
you desire to invest in a product with a return that depends upon the performance of the S&P 500 Price Return Index over a full Outcome Period;
•
you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
•
you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
•
you seek the protection of a 12% Buffer on S&P 500 Price Return Index losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
•
you are willing to forego any gains in excess of the Cap;
•
you are willing to be exposed to the downside performance of the S&P 500 Price Return Index beyond the 12% Buffer;
•
you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
•
you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
•
you are willing to accept the risk of losing your entire investment; and
•
you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln S&P 500 Buffer Fund May
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	3.29%	3.29%
Acquired Fund Fees and Expenses (AFFE)	0.12%	0.12%
Total Annual Fund Operating Expenses (including AFFE)[1]	3.96%	4.31%
Less Fee Waiver and Expense Reimbursement[2]	(3.26%)	(3.26%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.70%	1.05%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. These agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$72	$906	$1,758	$3,967
Service Class	$107	$1,009	$1,924	$4,267
Lincoln S&P 500 Buffer Fund May1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from May 20, 2022 to May 19, 2023. The Fund’s next Outcome Period is the one-year period May 19, 2023 to May 17, 2024. The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period, before Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.3% for the Standard Class and 10.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
2Lincoln S&P 500 Buffer Fund May

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln S&P 500 Buffer Fund May3

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
4Lincoln S&P 500 Buffer Fund May

the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of the Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange® Options (“FLEX Options”). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
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Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Index has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
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Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
Lincoln S&P 500 Buffer Fund May5

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FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
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Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
6Lincoln S&P 500 Buffer Fund May

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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	5.50%
Lowest Quarterly Return	Q2 2022	(8.34%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
Lincoln S&P 500 Buffer Fund May – Standard Class	-6.55%	0.10%	5/21/21
Lincoln S&P 500 Buffer Fund May – Service Class	-6.88%	-0.24%	5/21/21
S&P 500 Price Return Index (reflects no deductions for fees, expenses or taxes)	-19.44%	-4.83%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since May 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since May 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Lincoln S&P 500 Buffer Fund May7

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
8Lincoln S&P 500 Buffer Fund May

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. This investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from May 20, 2022 to May 19, 2023. The Fund’s next Outcome Period is the one-year period May 19, 2023 to May 17, 2024. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.3% for the Standard Class and 10.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

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Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
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the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange Options (“FLEX Options). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index*. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the S&P 500 Price Return Index or in an underlying fund which tracks the S&P 500 Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Index (up to the Cap), while limiting downside losses, if shares are bought on the day
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on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Index has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
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Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.43% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
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The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln S&P 500 Buffer Fund May Standard Class
	Year Ended	5/21/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.603	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.030	0.032
Net realized and unrealized gain (loss)	(0.737)	0.686
Total from investment operations	(0.707)	0.718
Less dividends and distributions from:
Net investment income	(0.048)	(0.115)
Net realized gain	(0.715)	—
Total dividends and distributions	(0.763)	(0.115)
Net asset value, end of period	$ 9.133	$ 10.603
Total return[3]	(6.55%)	7.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$11
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	3.84%	5.54%
Ratio of net investment income (loss) to average net assets	0.28%	0.50%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.98%)	(4.46%)
Portfolio turnover	11%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	Lincoln S&P 500 Buffer Fund May Service Class
	Year Ended	5/21/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.602	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.006)	0.010
Net realized and unrealized gain (loss)	(0.735)	0.686
Total from investment operations	(0.741)	0.696
Less dividends and distributions from:
Net investment income	(0.019)	(0.094)
Net realized gain	(0.715)	—
Total dividends and distributions	(0.734)	(0.094)
Net asset value, end of period	$ 9.127	$ 10.602
Total return[3]	(6.88%)	6.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,318	$2,582
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	4.19%	5.89%
Ratio of net investment income (loss) to average net assets	(0.07%)	0.15%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.33%)	(4.81%)
Portfolio turnover	11%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
21

Lincoln Variable Insurance Products Trust
Lincoln S&P 500 Buffer Fund Nov
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln S&P 500 Buffer Fund Nov (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

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The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
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The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (“Index”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
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The Fund’s current Outcome Period is the one-year period from November 18, 2022 to November 17, 2023. The Fund’s next Outcome Period is the one-year period November 17, 2023 to November 15, 2024.
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Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
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Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
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The Fund is designed to produce investment outcomes relative to the performance of an Index. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Index over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
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The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Index except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Index during an Outcome Period.
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Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
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If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
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An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
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An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
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Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
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After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
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The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
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you fully understand the risks inherent in an investment in the Fund;
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you desire to invest in a product with a return that depends upon the performance of the S&P 500 Price Return Index over a full Outcome Period;
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you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
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you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
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you seek the protection of a 12% Buffer on S&P 500 Price Return Index losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
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you are willing to forego any gains in excess of the Cap;
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you are willing to be exposed to the downside performance of the S&P 500 Price Return Index beyond the 12% Buffer;
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you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
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you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
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you are willing to accept the risk of losing your entire investment; and
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you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln S&P 500 Buffer Fund Nov
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	3.36%	3.36%
Acquired Fund Fees and Expenses (AFFE)	0.11%	0.11%
Total Annual Fund Operating Expenses (including AFFE)[1]	4.02%	4.37%
Less Fee Waiver and Expense Reimbursement[2]	(3.33%)	(3.33%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.69%	1.04%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. These agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$70	$917	$1,781	$4,015
Service Class	$106	$1,020	$1,946	$4,313
Lincoln S&P 500 Buffer Fund Nov1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from November 18, 2022 to November 17, 2023. The Fund’s next Outcome Period is the one-year period November 17, 2023 to November 15, 2024. The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.3% for the Standard Class and 10.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln S&P 500 Buffer Fund Nov3

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
4Lincoln S&P 500 Buffer Fund Nov

the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of the Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange® Options (“FLEX Options”). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
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Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Index has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
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Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
Lincoln S&P 500 Buffer Fund Nov5

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FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
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Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
6Lincoln S&P 500 Buffer Fund Nov

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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	8.15%
Lowest Quarterly Return	Q2 2022	(8.71%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
Lincoln S&P 500 Buffer Fund Nov – Standard Class	-6.34%	-4.84%	11/19/21
Lincoln S&P 500 Buffer Fund Nov – Service Class	-6.66%	-5.17%	11/19/21
S&P 500 Price Return Index (reflects no deductions for fees, expenses or taxes)	-19.44%	-16.63%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since August 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since August 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Lincoln S&P 500 Buffer Fund Nov7

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
8Lincoln S&P 500 Buffer Fund Nov

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. This investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from November 18, 2022 to November 17, 2023. The Fund’s next Outcome Period is the one-year period November 17, 2023 to November 15, 2024. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 12% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 11.3% for the Standard Class and 10.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 12%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

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Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 12% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 12% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 12% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 12%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 12% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 12% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 12% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
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the Fund seeks to limit losses by 12% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange Options (“FLEX Options). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index*. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the S&P 500 Price Return Index or in an underlying fund which tracks the S&P 500 Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Index (up to the Cap), while limiting downside losses, if shares are bought on the day
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on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Index has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
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Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
15

Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.43% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
16

In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
17

The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
18

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln S&P 500 Buffer Fund Nov Standard Class
	Year Ended	11/19/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.037	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.023	0.053
Net realized and unrealized gain (loss)	(0.669)	0.048
Total from investment operations	(0.646)	0.101
Less dividends and distributions from:
Net investment income	—	(0.064)
Net realized gain	(0.615)	—
Total dividends and distributions	(0.615)	(0.064)
Net asset value, end of period	$ 8.776	$ 10.037
Total return[3]	(6.34%)	1.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	3.91%	12.43%
Ratio of net investment income (loss) to average net assets	0.25%	4.36%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.08%)	(7.47%)
Portfolio turnover	9%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
19

	Lincoln S&P 500 Buffer Fund Nov Service Class
	Year Ended	11/19/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.037	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.010)	0.050
Net realized and unrealized gain (loss)	(0.666)	0.047
Total from investment operations	(0.676)	0.097
Less dividends and distributions from:
Net investment income	—	(0.060)
Net realized gain	(0.615)	—
Total dividends and distributions	(0.615)	(0.060)
Net asset value, end of period	$ 8.746	$ 10.037
Total return[3]	(6.66%)	0.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,228	$2,289
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	4.26%	12.78%
Ratio of net investment income (loss) to average net assets	(0.10%)	4.01%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.43%)	(7.82%)
Portfolio turnover	9%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
20

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
21

Lincoln Variable Insurance Products Trust
Lincoln S&P 500 Ultra Buffer Fund Aug
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln S&P 500 Ultra Buffer Fund Aug (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

•
The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
•
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (“Index”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
•
The Fund’s current Outcome Period is the one-year period from August 19, 2022 to August 18, 2023. The Fund’s next Outcome Period is the one-year period August 18, 2023 to August 16, 2024.
•
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
•
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
•
The Fund is designed to produce investment outcomes relative to the performance of an Index. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Index over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
•
The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Index except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Index during an Outcome Period.
•
Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
•
If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
•
An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
•
An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
•
Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
•
After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
•
The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
•
you fully understand the risks inherent in an investment in the Fund;
•
you desire to invest in a product with a return that depends upon the performance of the S&P 500 Price Return Index over a full Outcome Period;
•
you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
•
you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
•
you seek the protection of a 22% Buffer on S&P 500 Price Return Index losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
•
you are willing to forego any gains in excess of the Cap;
•
you are willing to be exposed to the downside performance of the S&P 500 Price Return Index beyond the 22% Buffer;
•
you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
•
you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
•
you are willing to accept the risk of losing your entire investment; and
•
you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln S&P 500 Ultra Buffer Fund Aug
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	3.34%	3.34%
Acquired Fund Fees and Expenses (AFFE)	0.11%	0.11%
Total Annual Fund Operating Expenses (including AFFE)[1]	4.00%	4.35%
Less Fee Waiver and Expense Reimbursement[2]	(3.31%)	(3.31%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.69%	1.04%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. These agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$70	$913	$1,773	$3,999
Service Class	$106	$1,016	$1,939	$4,297
Lincoln S&P 500 Ultra Buffer Fund Aug1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from August 19, 2022 to August 18, 2023. The Fund’s next Outcome Period is the one-year period August 18, 2023 to August 16, 2024. The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 21.3% for the Standard Class and 20.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis, The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
2Lincoln S&P 500 Ultra Buffer Fund Aug

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln S&P 500 Ultra Buffer Fund Aug3

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 22% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 22% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 22% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 22%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 22% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 22% of Index losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 22% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
4Lincoln S&P 500 Ultra Buffer Fund Aug

the Fund seeks to limit losses by 22% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of the Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange® Options (“FLEX Options”). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
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Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Index has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
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Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
Lincoln S&P 500 Ultra Buffer Fund Aug5

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FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
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Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
6Lincoln S&P 500 Ultra Buffer Fund Aug

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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	4.12%
Lowest Quarterly Return	Q3 2022	(5.43%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
Lincoln S&P 500 Ultra Buffer Fund Aug – Standard Class	-5.30%	-2.40%	8/20/21
Lincoln S&P 500 Ultra Buffer Fund Aug – Service Class	-5.63%	-2.74%	8/20/21
S&P 500 Price Return Index (reflects no deductions for fees, expenses or taxes)	-19.44%	-9.58%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since August 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since August 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Lincoln S&P 500 Ultra Buffer Fund Aug7

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
8Lincoln S&P 500 Ultra Buffer Fund Aug

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. This investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from August 19, 2022 to August 18, 2023. The Fund’s next Outcome Period is the one-year period August 18, 2023 to August 16, 2024. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period, before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 21.3% for the Standard Class and 20.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
9

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

10

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 22% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 22% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 22% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 22%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 22% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 22% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 22% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
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the Fund seeks to limit losses by 22% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange Options (“FLEX Options). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index*. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2021, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the S&P 500 Price Return Index or in an underlying fund which tracks the S&P 500 Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Index (up to the Cap), while limiting downside losses, if shares are bought on the day
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on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Index has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
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Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.43% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
17

The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
18

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln S&P 500 Ultra Buffer Fund Aug Standard Class
	Year Ended	8/20/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.089	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.075	0.042
Net realized and unrealized gain (loss)	(0.614)	0.172
Total from investment operations	(0.539)	0.214
Less dividends and distributions from:
Net investment income	(0.054)	(0.125)
Net realized gain	(0.341)	—
Total dividends and distributions	(0.395)	(0.125)
Net asset value, end of period	$ 9.155	$ 10.089
Total return[3]	(5.30%)	2.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	3.89%	6.25%
Ratio of net investment income (loss) to average net assets	0.75%	1.09%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.56%)	(4.58%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
19

	Lincoln S&P 500 Ultra Buffer Fund Aug Service Class
	Year Ended	8/20/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.089	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.039	0.027
Net realized and unrealized gain (loss)	(0.611)	0.175
Total from investment operations	(0.572)	0.202
Less dividends and distributions from:
Net investment income	(0.038)	(0.113)
Net realized gain	(0.341)	—
Total dividends and distributions	(0.379)	(0.113)
Net asset value, end of period	$ 9.138	$ 10.089
Total return[3]	(5.63%)	2.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,777	$2,285
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	4.24%	6.60%
Ratio of net investment income (loss) to average net assets	0.40%	0.74%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.91%)	(4.93%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
20

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
21

Lincoln Variable Insurance Products Trust
Lincoln S&P 500 Ultra Buffer Fund Feb
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln S&P 500 Ultra Buffer Fund Feb (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

•
The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
•
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (“Index”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
•
The Fund’s current Outcome Period is the one-year period from February 17, 2023 to February 16, 2024. The Fund’s next Outcome Period is the one-year period February 16, 2024 to February 14, 2025.
•
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
•
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
•
The Fund is designed to produce investment outcomes relative to the performance of an Index. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Index over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
•
The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Index except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Index during an Outcome Period.
•
Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
•
If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
•
An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
•
An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
•
Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
•
After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
•
The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
•
you fully understand the risks inherent in an investment in the Fund;
•
you desire to invest in a product with a return that depends upon the performance of the S&P 500 Price Return Index over a full Outcome Period;
•
you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
•
you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
•
you seek the protection of a 22% Buffer on S&P 500 Price Return Index losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
•
you are willing to forego any gains in excess of the Cap;
•
you are willing to be exposed to the downside performance of the S&P 500 Price Return Index beyond the 22% Buffer;
•
you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
•
you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
•
you are willing to accept the risk of losing your entire investment; and
•
you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln S&P 500 Ultra Buffer Fund Feb
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	3.71%	3.71%
Acquired Fund Fees and Expenses (AFFE)	0.11%	0.11%
Total Annual Fund Operating Expenses (including AFFE)[1]	4.37%	4.72%
Less Fee Waiver and Expense Reimbursement[2]	(3.68%)	(3.68%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.69%	1.04%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. These agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$70	$988	$1,917	$4,291
Service Class	$106	$1,090	$2,080	$4,578
Lincoln S&P 500 Ultra Buffer Fund Feb1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations prior to the fiscal year ended December 31, 2022, the portfolio turnover rate is not yet available. The Fund intends to turn over all of its options holdings on at least an annual basis.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from February 17, 2023 to February 16, 2024. The Fund’s next Outcome Period is the one-year period February 16, 2024 to February 14, 2025. The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 21.3% for the Standard Class and 20.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes,for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
2Lincoln S&P 500 Ultra Buffer Fund Feb

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln S&P 500 Ultra Buffer Fund Feb3

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 22% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 22% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 22% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 22%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 22% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 22% of Index losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 22% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
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the Fund seeks to limit losses by 22% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of the Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange® Options (“FLEX Options”). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
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Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Index has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
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Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
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FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
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Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund commenced operations on February 18, 2022. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since August 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since August 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
Lincoln S&P 500 Ultra Buffer Fund Feb7

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. This investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from February 17, 2023 to February 16, 2024. The Fund’s next Outcome Period is the one-year period February 16, 2024 to February 14, 2025. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period, before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 21.3% for the Standard Class and 20.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

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Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 22% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 22% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 22% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 22%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 22% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 22% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 22% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
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the Fund seeks to limit losses by 22% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange Options (“FLEX Options). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index*. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the S&P 500 Price Return Index or in an underlying fund which tracks the S&P 500 Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Index (up to the Cap), while limiting downside losses, if shares are bought on the day
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on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Index has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
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Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (advisory fee is 0.43% of the Fund's average daily net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
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The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln S&P 500 Ultra Buffer Fund Feb
	Standard Class	Service Class
	2/18/22[1] to 12/31/22	2/18/22[1] to 12/31/22
Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.029	0.001
Net realized and unrealized gain	(0.157)	(0.159)
Total from investment operations	(0.128)	(0.158)
Less dividends and distributions from:
Net investment income	(0.071)	(0.046)
Net realized gain	(0.646)	(0.646)
Total dividends and distributions	(0.717)	(0.692)
Net asset value, end of period	$9.155	$9.150
Total return[3]	(1.26%)	(1.56%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$3,091
Ratio of expenses to average net assets[4]	0.58%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.26%	4.61%
Ratio of net investment income to average net assets	0.36%	0.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	(3.32%)	(3.67%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
18

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
19

Lincoln Variable Insurance Products Trust
Lincoln S&P 500 Ultra Buffer Fund May
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln S&P 500 Ultra Buffer Fund May (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

•
The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
•
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (“Index”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
•
The Fund’s current Outcome Period is the one-year period from May 20, 2022 to May 19, 2023. The Fund’s next Outcome Period is the one-year period May 19, 2023 to May 17, 2024.
•
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
•
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
•
The Fund is designed to produce investment outcomes relative to the performance of an Index. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Index over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
•
The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Index except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Index during an Outcome Period.
•
Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
•
If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
•
An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
•
An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
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Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
•
After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
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The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
•
you fully understand the risks inherent in an investment in the Fund;
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you desire to invest in a product with a return that depends upon the performance of the S&P 500 Price Return Index over a full Outcome Period;
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you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
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you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
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you seek the protection of a 22% Buffer on S&P 500 Price Return Index losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
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you are willing to forego any gains in excess of the Cap;
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you are willing to be exposed to the downside performance of the S&P 500 Price Return Index beyond the 22% Buffer;
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you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
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you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
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you are willing to accept the risk of losing your entire investment; and
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you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln S&P 500 Ultra Buffer Fund May
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	3.08%	3.08%
Acquired Fund Fees and Expenses (AFFE)	0.12%	0.12%
Total Annual Fund Operating Expenses (including AFFE)[1]	3.75%	4.10%
Less Fee Waiver and Expense Reimbursement[2]	(3.05%)	(3.05%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.70%	1.05%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. These agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$72	$864	$1,676	$3,796
Service Class	$107	$967	$1,843	$4,102
Lincoln S&P 500 Ultra Buffer Fund May1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from May 20, 2022 to May 19, 2023. The Fund’s next Outcome Period is the one-year period May 19, 2023 to May 17, 2024. The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period before Fund expenses (the “Buffer”), which after Fund expenses is approximately 21.3% for the Standard Class and 20.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website, for example, includes information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
2Lincoln S&P 500 Ultra Buffer Fund May

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which
Lincoln S&P 500 Ultra Buffer Fund May3

time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 22% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 22% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 22% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 22%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 22% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 22% of Index losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 22% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
4Lincoln S&P 500 Ultra Buffer Fund May

the Fund seeks to limit losses by 22% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of the Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange® Options (“FLEX Options”). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
•
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Index has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
•
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
Lincoln S&P 500 Ultra Buffer Fund May5

•
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
6Lincoln S&P 500 Ultra Buffer Fund May

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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	4.23%
Lowest Quarterly Return	Q2 2022	(4.86%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
Lincoln S&P 500 Ultra Buffer Fund May – Standard Class	-2.73%	0.53%	5/21/21
Lincoln S&P 500 Ultra Buffer Fund May – Service Class	-3.06%	0.17%	5/21/21
S&P 500 Price Return Index (reflects no deductions for fees, expenses or taxes)	-19.44%	-4.83%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since May 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since May 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Lincoln S&P 500 Ultra Buffer Fund May7

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
8Lincoln S&P 500 Ultra Buffer Fund May

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. This investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from May 20, 2022 to May 19, 2023. The Fund’s next Outcome Period is the one-year period May 19, 2023 to May 17, 2024. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period before Fund expenses (the “Buffer”), which after Fund expenses is approximately 21.3% for the Standard Class and 20.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to an upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website, includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

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Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 22% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 22% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 22% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 22%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 22% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 22% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 22% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
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the Fund seeks to limit losses by 22% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange Options (“FLEX Options). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index*. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the S&P 500 Price Return Index or in an underlying fund which tracks the S&P 500 Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Index (up to the Cap), while limiting downside losses, if shares are bought on the day
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on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Index has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
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Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.43% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
16

In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
17

The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
18

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln S&P 500 Ultra Buffer Fund May Standard Class
	Year Ended	5/21/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.250	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.053	0.032
Net realized and unrealized gain (loss)	(0.339)	0.337
Total from investment operations	(0.286)	0.369
Less dividends and distributions from:
Net investment income	(0.064)	(0.119)
Net realized gain	(0.585)	—
Total dividends and distributions	(0.649)	(0.119)
Net asset value, end of period	$ 9.315	$ 10.250
Total return[3]	(2.73%)	3.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	3.63%	5.53%
Ratio of net investment income (loss) to average net assets	0.54%	0.50%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.51%)	(4.46%)
Portfolio turnover	10%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
19

	Lincoln S&P 500 Ultra Buffer Fund May Service Class
	Year Ended	5/21/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 10.247	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.018	0.009
Net realized and unrealized gain (loss)	(0.338)	0.336
Total from investment operations	(0.320)	0.345
Less dividends and distributions from:
Net investment income	(0.041)	(0.098)
Net realized gain	(0.585)	—
Total dividends and distributions	(0.626)	(0.098)
Net asset value, end of period	$ 9.301	$ 10.247
Total return[3]	(3.06%)	3.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,593	$2,376
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	3.98%	5.88%
Ratio of net investment income (loss) to average net assets	0.19%	0.15%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.86%)	(4.81%)
Portfolio turnover	10%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
21

Lincoln Variable Insurance Products Trust
Lincoln S&P 500 Ultra Buffer Fund Nov
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
Lincoln S&P 500 Ultra Buffer Fund Nov (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

•
The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
•
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (“Index”) up to a cap, while providing a buffer against losses. There is no guarantee that the Fund will successfully achieve its investment objective.
•
The Fund’s current Outcome Period is the one-year period from November 18, 2022 to November 17, 2023. The Fund’s next Outcome Period is the one-year period November 17, 2023 to November 15, 2024.
•
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”). The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
•
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period and may increase or decrease from one Outcome Period to the next. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
Outcomes:
•
The Fund is designed to produce investment outcomes relative to the performance of an Index. The defined outcomes sought by the Fund include the Buffer and Cap (“Outcomes”) based upon the performance of the Index over an Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose its entire investment.
•
The Fund’s strategy is designed to produce specific Outcomes which may only be realized if you are holding shares of the Fund on the first day of the Outcome Period and hold them continuously through the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)) on the first day of the Outcome Period. The Fund does not track the Index except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the Index during an Outcome Period.
•
Outcomes are Before Fund Expenses: The Buffer and the Cap are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Cap by the amount of such Fund expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund’s prospectus includes further detail on Fund expenses.
•
If you purchase shares after an Outcome Period has begun or redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. If the Fund has experienced high levels of either gains or losses since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Buffer for the remainder of the Outcome Period. Please note in particular:
•
An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. Such an investor also would have less potential for gains before the Cap is reached. An investor purchasing shares after the Fund has increased in value to a level near to the Cap for an Outcome Period would have little or no ability to achieve gains but would remain susceptible to downside risks.
•
An investor purchasing shares after the Fund has decreased in value would have less protection from the Buffer. An investor purchasing shares after the Fund has decreased in value beyond the Buffer would gain no benefit from the Buffer.
•
Because the Buffer is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer.
•
After the conclusion of an Outcome Period, another one-year Outcome Period will begin. Each Outcome Period will have a new Cap which may be higher or lower than the current Cap.
•
The Fund’s website, lfg.com/definedoutcomefunds, provides important information on a daily basis that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Cap and Buffer, and the potential outcomes of an investment in the Fund. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.

INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
•
you fully understand the risks inherent in an investment in the Fund;
•
you desire to invest in a product with a return that depends upon the performance of the S&P 500 Price Return Index over a full Outcome Period;
•
you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
•
you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
•
you seek the protection of a 22% Buffer on S&P 500 Price Return Index losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
•
you are willing to forego any gains in excess of the Cap;
•
you are willing to be exposed to the downside performance of the S&P 500 Price Return Index beyond the 22% Buffer;
•
you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
•
you fully understand that investments made after an Outcome Period has begun may not fully benefit from the Buffer;
•
you are willing to accept the risk of losing your entire investment; and
•
you have visited the Fund’s website and understand the investment Outcomes available to you based upon the time of your purchase.

Lincoln S&P 500 Ultra Buffer Fund Nov
(Standard and Service Class)
Summary
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	2.79%	2.79%
Acquired Fund Fees and Expenses (AFFE)	0.10%	0.10%
Total Annual Fund Operating Expenses (including AFFE)[1]	3.44%	3.79%
Less Fee Waiver and Expense Reimbursement[2]	(2.76%)	(2.76%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.68%	1.03%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. These agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$69	$798	$1,550	$3,535
Service Class	$105	$903	$1,720	$3,851
Lincoln S&P 500 Ultra Buffer Fund Nov1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from November 18, 2022 to November 17, 2023. The Fund’s next Outcome Period is the one-year period November 17, 2023 to November 15, 2024. The Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 21.3% for the Standard Class and 20.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
2Lincoln S&P 500 Ultra Buffer Fund Nov

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln S&P 500 Ultra Buffer Fund Nov3

Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 22% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 22% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 22% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 22%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 22% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of an Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 22% of Index losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 22% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
4Lincoln S&P 500 Ultra Buffer Fund Nov

the Fund seeks to limit losses by 22% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of the Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange® Options (“FLEX Options”). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
•
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
•
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Index has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain.
•
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor may not be those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
Lincoln S&P 500 Ultra Buffer Fund Nov5

•
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, fund expenses, imperfect correlation between the Underlying Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
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•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	4.11%
Lowest Quarterly Return	Q2 2022	(4.36%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
Lincoln S&P 500 Ultra Buffer Fund Nov – Standard Class	-1.41%	-0.77%	11/19/21
Lincoln S&P 500 Ultra Buffer Fund Nov – Service Class	-1.75%	-1.11%	11/19/21
S&P 500 Price Return Index (reflects no deductions for fees, expenses or taxes)	-19.44%	-16.63%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since August 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since August 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Lincoln S&P 500 Ultra Buffer Fund Nov7

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
8Lincoln S&P 500 Ultra Buffer Fund Nov

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. This investment objective is non-fundamental and may be changed without shareholder approval.
The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or in an underlying fund which tracks the Index. At the outset of each Outcome Period, the Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Fund’s current Outcome Period is the one-year period from November 18, 2022 to November 17, 2023. The Fund’s next Outcome Period is the one-year period November 17, 2023 to November 15, 2024. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period before the deduction of Fund expenses (the “Buffer”), which after Fund expenses is approximately 21.3% for the Standard Class and 20.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to a specified upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period before the deduction of Fund expenses (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that track the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lfg.com/definedoutcomefunds, provides important Fund information on a daily basis. The website includes, for example, information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
9

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

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Use of FLEX Options. At the outset of each Outcome Period, the Fund invests approximately 50% of its assets in FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 22% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 22% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 22% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that track those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome Period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment Outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s total value is the time value (i.e., the time remaining until its expiration), during the Outcome Period, the Fund’s return will not perfectly correlate on a day-to-day basis with the index return, though as a FLEX Option approaches its expiration date and time value of the option decays, the option’s total value typically moves toward the intrinsic value of the option which is directly related to index returns. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 22%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 22% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return Cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (after Fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near to the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 22% of Index losses for an Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 22% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund expenses, such as Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any other expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While
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the Fund seeks to limit losses by 22% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of an Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap for the next Outcome Period.
The Fund’s website, lfg.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
At the outset of each Outcome Period, the Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLexible EXchange Options (“FLEX Options).The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index*. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2022, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the S&P 500 Price Return Index or in an underlying fund which tracks the S&P 500 Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that track the Index (up to the Cap), while limiting downside losses, if shares are bought on the day
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on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Index has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that track those of the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on its shares. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the Index if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. If an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor may not be those that the Fund seeks to achieve.
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). Also, during periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options becomes more difficult. In these situations, the judgment of the Fund’s investment adviser may play a greater role in the valuation of such holdings. Consequently, while these determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Tracking Error Risk. The Underlying Fund attempts to track the performance of the index it tracks. The performance of the Underlying Fund may deviate substantially from the index it tracks. Various factors may affect the Underlying Fund’s ability to achieve perfect correlation, such as cash flows, fund expenses, imperfect correlation between the Underlying Fund’s investments and those of the index, rounding of share prices, changes to the index and regulatory policies, and costs in buying and selling securities. To the extent that the Underlying Fund employs a sampling technique to construct the Underlying Fund's portfolio, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index. In addition, the Underlying Fund may not be fully invested at times, either as a result of cash flows into or out of the Underlying Fund or reserves of cash held by the Underlying Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund’s investment approach, which attempts to track the performance of the index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective due to FLEX Options include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the optimal balance of FLEX Options in the Fund’s portfolio and/or (iii) adverse tax law changes affecting the treatment of FLEX Options.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
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Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. In addition to investing directly in the FLEX Options, the Fund operates as a “fund of fund.” In this structure, the Fund invests in another mutual fund, which, in turn, invests directly in portfolio securities. The expenses associated with investing in a fund of fund are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.43% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Milliman Financial Risk Management LLC (”Milliman“) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Robert T. Cummings, Jordan B. Rosenfeld and Maria Schiopu are responsible for the day-to-day manage- ment of the Fund.

Robert T. Cummings is Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 25 years of experience as a trader and portfolio man-
ager with a primary focus on options.

Jordan B. Rosenfeld is a Trader and Risk Manager within Milliman’s Capital Markets Group. He manages hedging and investment strategies for insurance companies, funds, and a number of U.S. equity unit investment trusts. Mr. Rosenfeld joined Milliman in 2018 and has more than 5 years of experience in capi-
tal markets. Prior to joining Milliman, Mr. Rosenfeld was a global macro portfolio manager at Gelber Group with a focus on equity and interest rate derivatives trading. Mr. Rosenfeld holds a Bachelor of Arts in
Mathematics from Northwestern University.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
17

The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
18

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	Lincoln S&P 500 Ultra Buffer Fund Nov Standard Class
	Year Ended	11/19/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 9.994	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.017	0.054
Net realized and unrealized gain (loss)	(0.166)	0.002
Total from investment operations	(0.149)	0.056
Less dividends and distributions from:
Net investment income	—	(0.062)
Net realized gain	(1.174)	—
Total dividends and distributions	(1.174)	(0.062)
Net asset value, end of period	$ 8.671	$ 9.994
Total return[3]	(1.41%)	0.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	3.34%	12.41%
Ratio of net investment income (loss) to average net assets	0.18%	4.38%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.58%)	(7.45%)
Portfolio turnover	22%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
19

	Lincoln S&P 500 Ultra Buffer Fund Nov Service Class
	Year Ended	11/19/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 9.994	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.017)	0.049
Net realized and unrealized gain (loss)	(0.166)	0.003
Total from investment operations	(0.183)	0.052
Less dividends and distributions from:
Net investment income	—	(0.058)
Net realized gain	(1.174)	—
Total dividends and distributions	(1.174)	(0.058)
Net asset value, end of period	$ 8.637	$ 9.994
Total return[3]	(1.75%)	0.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,684	$2,352
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	3.69%	12.76%
Ratio of net investment income (loss) to average net assets	(0.17%)	4.03%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.93%)	(7.80%)
Portfolio turnover	22%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
20

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
21

Lincoln Variable Insurance Products Trust
LVIP American Balanced Allocation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American Balanced Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Balanced Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Balanced Allocation Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.30%	0.30%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.61%	0.96%
Less Fee Waiver[2]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.57%	0.92%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.04% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$58	$191	$336	$758
Service Class	$94	$302	$527	$1,174
LVIP American Balanced Allocation Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying Funds are series of the American Funds® family of funds. The Fund, under normal circumstances, invests approximately 60% of its assets in Underlying Funds that invest primarily in equity securities (stocks) and approximately 40% of its assets in Underlying Funds that invest primarily in fixed income securities (bonds).
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets in domestic and foreign equity securities (stocks), including those with growth and value characteristics. Foreign equity securities may include companies in emerging markets. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
The Fund allocates a smaller percentage of assets to Underlying Funds that invest primarily in small- and medium-cap companies and domestic fixed income securities, including mortgage-backed securities. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced contracts). Domestic fixed income securities also include high yield securities (otherwise known as “junk” bonds) and securities backed by the U.S. Treasury. In addition, Underlying Funds may hold foreign fixed income securities. Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described below and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
2LVIP American Balanced Allocation Fund

•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often
LVIP American Balanced Allocation Fund3

considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	13.10%
Lowest Quarterly Return	Q2 2022	(10.84%)
4LVIP American Balanced Allocation Fund

Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP American Balanced Allocation Fund – Standard Class	-14.63%	4.41%	6.21%
LVIP American Balanced Allocation Fund – Service Class	-14.92%	4.04%	5.84%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Balanced Allocation Composite (reflects no deductions for fees, expenses or taxes)	-15.00%	4.36%	6.45%
*
The Balanced Allocation Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 40% Bloomberg U.S. Aggregate Bond Index, 38% S&P 500® Index, and 22% MSCI EAFE® NR Index. The Balanced Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP American Balanced Allocation Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying Funds are series of the American Funds® family of funds. The Fund, under normal circumstances, invests approximately 60% of its assets in Underlying Funds that invest primarily in equity securities (stocks) and approximately 40% of its assets in Underlying Funds that invest primarily in fixed income securities (bonds).
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds or rules-based strategy funds). Through its investment in Underlying Funds, the Fund allocates a large percentage of assets in domestic and foreign equity securities (stocks), including those with growth and value characteristics. The foreign equity securities may include companies in emerging markets. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets, and securities that are rated Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation or are unrated but determined to be of equivalent quality by the Underlying Fund's investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase. The countries included in this definition will change over time.
The Fund allocates a smaller percentage of assets to Underlying Funds that invest primarily in small- and medium-cap companies and domestic fixed income securities, including mortgage-backed securities. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced contracts). The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the Fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The mortgage-related securities primarily are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that have a high credit rating.
The domestic fixed income securities also include high yield securities (otherwise known as “junk” bonds) and securities backed by the U.S. Treasury. In addition, Underlying Funds may hold foreign fixed income securities. Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, so that principal and interest adjust to reflect changes in the index.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
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The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the
7

S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
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While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial
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governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.21% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Manager	Jay Shearon, Jason Forsythe and Alex Zeng are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets. Capital Research and Management CompanySM, the adviser of the American Funds Insurance Series and American Funds retail funds, does not act as sub-adviser to the Fund or as a consultant to LFI. Capital Research and Management CompanySM is not affiliated with LFI or the Fund.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
11

An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
12

The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
13

Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American Balanced Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.250	$ 14.451	$ 13.077	$ 11.823	$ 12.998
Income (loss) from investment operations:
Net investment income[1]	0.264	0.234	0.226	0.265	0.218
Net realized and unrealized gain (loss)	(2.517)	1.294	1.870	1.794	(0.724)
Total from investment operations	(2.253)	1.528	2.096	2.059	(0.506)
Less dividends and distributions from:
Net investment income	(0.262)	(0.373)	(0.262)	(0.323)	(0.263)
Net realized gain	(0.620)	(0.356)	(0.460)	(0.482)	(0.406)
Total dividends and distributions	(0.882)	(0.729)	(0.722)	(0.805)	(0.669)
Net asset value, end of period	$ 12.115	$ 15.250	$ 14.451	$ 13.077	$ 11.823
Total return[2]	(14.63%)	10.63%	16.38%	17.63%	(4.06%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$46,216	$56,474	$49,888	$37,760	$30,739
Ratio of expenses to average net assets[3]	0.27%	0.25%	0.26%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.31%	0.30%	0.30%
Ratio of net investment income to average net assets	1.98%	1.54%	1.70%	2.07%	1.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.94%	1.49%	1.65%	2.02%	1.64%
Portfolio turnover	81%	16%	22%	12%	41%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

	LVIP American Balanced Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.232	$ 14.436	$ 13.069	$ 11.819	$ 12.991
Income (loss) from investment operations:
Net investment income[1]	0.217	0.180	0.179	0.220	0.172
Net realized and unrealized gain (loss)	(2.512)	1.292	1.863	1.790	(0.721)
Total from investment operations	(2.295)	1.472	2.042	2.010	(0.549)
Less dividends and distributions from:
Net investment income	(0.214)	(0.320)	(0.215)	(0.278)	(0.217)
Net realized gain	(0.620)	(0.356)	(0.460)	(0.482)	(0.406)
Total dividends and distributions	(0.834)	(0.676)	(0.675)	(0.760)	(0.623)
Net asset value, end of period	$ 12.103	$ 15.232	$ 14.436	$ 13.069	$ 11.819
Total return[2]	(14.92%)	10.24%	15.97%	17.22%	(4.39%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$756,462	$977,768	$934,459	$871,206	$796,230
Ratio of expenses to average net assets[3]	0.62%	0.60%	0.61%	0.60%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.65%	0.66%	0.65%	0.65%
Ratio of net investment income to average net assets	1.63%	1.19%	1.35%	1.72%	1.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.14%	1.30%	1.67%	1.29%
Portfolio turnover	81%	16%	22%	12%	41%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP American Century Select Mid Cap Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Century Select Mid Cap Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.85%	1.20%
Less Fee Waiver[2]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.84%	1.19%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$86	$270	$470	$1,048
Service Class	$121	$380	$659	$1,454
LVIP American Century Select Mid Cap Managed Volatility Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its investment objective by investing in a portfolio of investments that provide exposure to securities of mid capitalization issuers. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. American Century Investment Management, Inc. (the “Sub-Adviser) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to each investment strategy. The Adviser allocates 80% of the portion of the Fund’s assets not subject to the overlay to the Mid Cap Value Strategy and 20% of the portion of the Fund’s assets not subject to the overlay to the Capital Appreciation Strategy. Such allocations are subject to change at the discretion of the Adviser.
Mid Cap Value Strategy. The Fund, under normal circumstances, will invest at least 80% of the Fund’s assets in medium size companies. The portfolio managers consider medium size companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index*, excluding the largest 100 such companies. The portfolio managers intend to manage the Fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index*. Though market capitalization may change from time to time, as of March 15, 2023, the capitalization range of the Russell 3000® Index, excluding the largest 100 companies, and the Russell Midcap® Index, were approximately $4 million to $75.63 billion and $423 million to $55.90 billion, respectively.
In selecting stocks for the Fund, the portfolio managers look for companies whose stock price may not reflect the company’s value. The portfolio managers attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the portfolio managers believe more accurately reflects the fair value of the company. The portfolio managers use a variety of analytical research tools and techniques to help them make decisions about buying or holding securities of companies that meet their investment criteria and selling the securities of companies that do not. In addition to fundamental financial metrics, the portfolio managers may also consider environmental, social, and/or governance (ESG) data. However, the portfolio managers may not consider ESG data with respect to every investment decision and, even when such data is considered, they may conclude that other attributes of an investment outweigh ESG considerations when making decisions for the Fund. The Fund may invest a portion of its assets in foreign securities when these securities meet the portfolio managers’ standards of selection.
Capital Appreciation Strategy. The portfolio managers look for stocks of medium-sized companies they believe will increase in value over time, using an investment strategy developed by the Sub-Adviser. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that durable franchises in a growing industry can sustain above average earnings growth.
The Fund’s portfolio, under normal market conditions, will primarily consist of securities of companies with attractive returns on invested capital that are demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.
The Fund will usually purchase common stocks of companies that are medium-sized at the time of purchase, but it will purchase securities of smaller- and larger-sized companies as well.
Also, although the portfolio managers intend to invest the Fund’s assets primarily in U.S. securities, the Fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
*
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 3000® and Russell Midcap® are trademarks of Russell Investment Group.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is
2LVIP American Century Select Mid Cap Managed Volatility Fund

expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Income Risk. Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and proceeds are reinvested in securities with different interest rates.
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Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
LVIP American Century Select Mid Cap Managed Volatility Fund3

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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
Effective May 1, 2019, the Fund changed its investment strategy from a fund of funds to a sub-advised fund. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	17.48%
Lowest Quarterly Return	Q1 2020	(20.00%)
4LVIP American Century Select Mid Cap Managed Volatility Fund

Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP American Century Select Mid Cap Managed Volatility Fund – Standard Class	-7.40%	6.18%	7.92%	1/2/14
LVIP American Century Select Mid Cap Managed Volatility Fund – Service Class	-7.73%	5.81%	7.55%	1/2/14
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	-12.03%	5.72%	7.78%
Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: American Century Investment Management, Inc. (“American Century”)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers
The individuals responsible for the Fund’s day-to-day management are:

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

American Century Portfolio Managers	Company Title	Experience with Fund
Kevin Toney, CFA	CIO – Global Value Equity, Senior Vice President and Senior Portfolio Manager	Since May 2019
Michael Liss, CFA, CPA	Vice President and Senior Portfolio Manager	Since May 2019
Brian Woglom, CFA	Vice President and Senior Portfolio Manager	Since May 2019
Rob Brookby	Vice President and Senior Portfolio Manager	Since May 2019
Nalin Yogasundram	Vice President and Portfolio Manager	Since May 2019
Nathan Rawlins, CFA	Portfolio Manager and Senior Investment Analyst	Since February 2022

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
LVIP American Century Select Mid Cap Managed Volatility Fund5

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP American Century Select Mid Cap Managed Volatility Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval. The Fund pursues its investment objective by investing in a portfolio of investments that provide exposure to securities of mid capitalization issuers. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment Adviser. American Century Investment Management, Inc. (the “Sub-Adviser) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to each investment strategy. The Adviser allocates 80% of the portion of the Fund’s assets not subject to the overlay to the Mid Cap Value Strategy and 20% of the portion of the Fund’s assets not subject to the overlay to the Capital Appreciation Strategy. Such allocations are subject to change at the discretion of the Adviser.
Mid Cap Value Strategy. Under normal market conditions, the portfolio managers will invest at least 80% of the Fund’s net assets in equity securities of medium size companies. Equity securities include, but are not limited to, common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts. The portfolio managers consider medium size companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index*, excluding the largest 100 such companies. The portfolio managers intend to manage the Fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index*. Though market capitalization may change from time to time, as of March 15, 2023, the capitalization range of the Russell 3000® Index, excluding the largest 100 companies, and the Russell Midcap® Index, were approximately $4 million to $75.63 billion and $423 million to $55.90 billion, respectively.
The portfolio managers look for stocks of companies that they believe are undervalued at the time of purchase. The portfolio managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The portfolio managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to or is higher than a level the portfolio managers believe more accurately reflects the fair value of the company. The portfolio managers use a variety of analytical research tools and techniques to help them make decisions about buying or holding securities of companies that meet their investment criteria and selling the securities of companies that do not. In addition to fundamental financial metrics, the portfolio managers may also consider environmental, social, and/or governance (ESG) data. However, the portfolio managers may not consider ESG data with respect to every investment decision and, even when such data is considered, they may conclude that other attributes of an investment outweigh ESG considerations when making decisions for the Fund.
Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not accurately reflect the companies’ value as determined by the portfolio managers. The portfolio managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.
The portfolio managers may sell stocks from the Fund’s portfolio if they believe:
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a stock no longer meets their valuation criteria;
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a stock’s risk parameters outweigh its return opportunity;
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more attractive alternatives are identified; or
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specific events alter a stock’s prospects.
When the portfolio managers believe it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.
Capital Appreciation Strategy. The portfolio managers look for stocks of medium-sized companies they believe will increase in value over time, using an investment strategy developed by the Sub-Adviser. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that durable franchises in a growing industry can sustain above average earnings growth. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies with attractive returns on invested capital that are demonstrating business improvement.
Using a variety of analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers’ principal analytical technique involves the identification of companies with attractive returns on invested capital that are demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue
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growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.
The Fund will usually purchase common stocks of companies that are medium-sized at the time of purchase, but it will purchase securities of smaller- and larger-sized companies as well. When determining the size of a company, the portfolio managers may consider, among other factors, the capitalization of the company and the amount of revenues as well as other information they obtain about the company.
Although the portfolio managers intend to invest the Fund’s assets primarily in U.S. securities, the Fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
*
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 3000® and Russell Midcap® are trademarks of Russell Investment Group.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in mid capitalization companies only upon 60 days' notice to shareholders.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments
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include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Income Risk. The Fund’s yield will vary as short-term securities in its portfolio mature and proceeds are reinvested in securities with different interest rates.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. The relevance and weightings of specific ESG factors can vary across individual portfolio holdings, asset classes, sectors and strategies. No one factor or consideration is determinative. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance. Moreover, ESG information is in many instances qualitative and therefore subjective. There are significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers. The approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory changes.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Advisers: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
11

A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.74% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
American Century Investment Management, Inc. (“American Century”) has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111. As of December 31,
2022, American Century managed $201.8 billion in assets.

American Century Portfolio Managers
Kevin Toney, CFA, Michael Liss, CFA, and Brian Woglom, CFA, are responsible for the day-to-day manage-
ment of the Fund's assets allocated to the Mid Cap Strategy. Rob Brookby and Nalin Yogasundram are
responsible for the day-to-day management of the Fund's assets allocated to the Capital Appreciation
Strategy.

Kevin Toney, CFA, CIO - Global Value Equity, Senior Vice President and Senior Portfolio Manager, has
been a member of the team that manages the Fund since 2004. He joined American Century in 1999 and became a portfolio manager in 2006. Mr. Toney has a bachelor’s degree in commerce from the University of Virginia and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA
charterholder.

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the Fund since 2004. He joined American Century in 1998 and became a portfolio manager in 2004. Mr. Liss has a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University. He is a CFA charterholder and a CPA.

Brian Woglom, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the Fund since joining American Century in 2005. He became a senior investment analyst in
2008 and a portfolio manager in 2012. Mr. Woglom has a bachelor’s degree from Amherst College and an
MBA from the Ross School of Business, University of Michigan. He is a CFA charterholder.

Rob Brookby, Vice President and Senior Portfolio Manager, has been a member of the team that manages the Fund since joining American Century in 2018. From 2008 to 2018, he was a portfolio manager for
Putnam Investments. Mr. Brookby has a bachelor of arts degree in economics from Northwestern Univer-
sity and an MBA from Harvard University.

Nalin Yogasundram, Vice President and Portfolio Manager, has been a member of the team that manages the Fund since joining American Century in 2013 as an investment analyst and became a portfolio man-
ager in 2016. Prior to joining American Century, he was an equity analyst for T. Rowe Price. Mr.
Yogasundram has a bachelor’s degree from the University of Arkansas, a master’s degree from Southern
Methodist University, and an MBA from The Wharton School of the University of Pennsylvania.

12

Nathan Rawlins, CFA, is a Portfolio Manager and Senior Investment Analyst with American Century. Mr.
Rawlins joined American Century in 2015. In his position, he has portfolio management responsibilites for the U.S. Mid Cap Value strategy. He also provides fundamental research and analysis for all strategies managed by the Large-Mid Cap Value team. Mr. Rawlins holds a bachelor’s degree in business from the
University of Kansas and a master’s degree in business administration from the Kelley School of Business at Indiana University. He is a CFA® charterholder and member of the CFA Institute.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Managers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
13

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
14

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
15

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]	12/31/18
Net asset value, beginning of period	$ 15.994	$ 13.667	$ 14.029	$ 11.749	$ 13.801
Income (loss) from investment operations:
Net investment income[3]	0.186	0.144	0.137	0.199	0.154
Net realized and unrealized gain (loss)	(1.457)	2.755	0.442	3.034	(1.532)
Total from investment operations	(1.271)	2.899	0.579	3.233	(1.378)
Less dividends and distributions from:
Net investment income	(0.289)	(0.206)	(0.084)	(0.440)	(0.156)
Net realized gain	(1.278)	(0.366)	(0.803)	(0.513)	(0.518)
Return of capital	—	—	(0.054)	—	—
Total dividends and distributions	(1.567)	(0.572)	(0.941)	(0.953)	(0.674)
Net asset value, end of period	$ 13.156	$ 15.994	$ 13.667	$ 14.029	$ 11.749
Total return[4]	(7.40%)	21.22%	5.16%	27.80%	(10.53%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20	$21	$18	$17	$13
Ratio of expenses to average net assets[5]	0.83%	0.82%	0.87%	0.60%	0.06%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.84%	0.83%	0.87%	0.83%	0.82%
Ratio of net investment income to average net assets	1.29%	0.92%	1.09%	1.47%	1.12%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.28%	0.91%	1.09%	1.23%	0.36%
Portfolio turnover	71%	51%	86%	58%	5%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing
Lincoln Financial Investments Corporation.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
16

	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]	12/31/18
Net asset value, beginning of period	$ 15.970	$ 13.649	$ 14.018	$ 11.747	$ 13.796
Income (loss) from investment operations:
Net investment income[3]	0.134	0.087	0.092	0.151	0.105
Net realized and unrealized gain (loss)	(1.452)	2.750	0.436	3.030	(1.523)
Total from investment operations	(1.318)	2.837	0.528	3.181	(1.418)
Less dividends and distributions from:
Net investment income	(0.240)	(0.150)	(0.057)	(0.397)	(0.113)
Net realized gain	(1.278)	(0.366)	(0.803)	(0.513)	(0.518)
Return of capital	—	—	(0.037)	—	—
Total dividends and distributions	(1.518)	(0.516)	(0.897)	(0.910)	(0.631)
Net asset value, end of period	$ 13.134	$ 15.970	$ 13.649	$ 14.018	$ 11.747
Total return[4]	(7.73%)	20.79%	4.82%	27.35%	(10.85%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$490,594	$593,950	$542,608	$519,933	$373,568
Ratio of expenses to average net assets[5]	1.18%	1.17%	1.22%	0.95%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.19%	1.18%	1.22%	1.18%	1.17%
Ratio of net investment income to average net assets	0.94%	0.57%	0.74%	1.12%	0.77%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	0.93%	0.56%	0.74%	0.89%	0.01%
Portfolio turnover	71%	51%	86%	58%	5%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing
Lincoln Financial Investments Corporation.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
17

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
18

Lincoln Variable Insurance Products Trust
LVIP American Global Balanced Allocation Managed Risk Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American Global Balanced Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Global Balanced Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Global Balanced Allocation Managed Risk Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.28%	0.28%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.59%	0.94%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$60	$189	$329	$738
Service Class	$96	$300	$520	$1,155
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
LVIP American Global Balanced Allocation Managed Risk Fund1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying Funds are series of the American Funds® family of funds. The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 50% of the assets in Underlying Funds are invested primarily in equity securities (stocks) and approximately 50% of the assets in Underlying Funds are invested primarily in fixed income securities (bonds).
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund allocates assets to Underlying Funds that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies and those with growth and value characteristics. The Adviser defines small-capitalization and medium-capitalization companies as those with a market capitalization of between $500 million and $30 billion. The foreign equity securities held by the Underlying Funds may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
The Fund also allocates assets to Underlying Funds that invest primarily in domestic fixed income securities, including mortgage-backed securities. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced contracts). Domestic fixed income securities also include high yield securities (otherwise known as “junk” bonds) and securities backed by the U.S. Treasury. In addition, Underlying Funds may hold foreign fixed income securities. Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures or options contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
2LVIP American Global Balanced Allocation Managed Risk Fund

Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed
LVIP American Global Balanced Allocation Managed Risk Fund3

bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
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U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
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Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
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Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or
4LVIP American Global Balanced Allocation Managed Risk Fund

other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	8.28%
Lowest Quarterly Return	Q2 2022	(9.26%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP American Global Balanced Allocation Managed Risk Fund – Standard Class	-15.53%	2.78%	4.64%
LVIP American Global Balanced Allocation Managed Risk Fund – Service Class	-15.82%	2.43%	4.28%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Balanced Blended Composite (reflects no deductions for fees, expenses or taxes)	-15.15%	3.64%	5.59%
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The Balanced Blended Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 50% Bloomberg U.S. Aggregate Bond Index, 25% Russell 1000® Index, 13% MSCI EAFE® NR Index, 7% Russell Midcap® Index, 3% Russell 2000® Index, and 2% MSCI Emerging Markets NR Index. The Balanced Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.The performance of the Balanced Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
LVIP American Global Balanced Allocation Managed Risk Fund5

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

Milliman Portfolio Managers	Company Title	Experience with Fund
Jeff Greco, FRM	Senior Director – Head of Strategy Research	Since May 2016
Adam Schenck, CFA	Managing Director, Head of Fund Services	Since May 2016
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since April 2021
Ruby Shi	Portfolio Manager	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP American Global Balanced Allocation Managed Risk Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying Funds are series of the American Funds® family of funds. The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 50% of the assets in Underlying Funds are invested primarily in equity securities (stocks) and approximately 50% of the assets in Underlying Funds are invested primarily in fixed income securities (bonds).
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund allocates to Underlying Funds that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies and those with growth and value characteristics. The Adviser defines small-capitalization and medium-capitalization companies as those with a market capitalization of between $500 million and $30 billion. The foreign equity securities held by the Underlying Funds may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
The Fund also allocates to Underlying Funds that invest primarily in domestic fixed income securities, including mortgage-backed securities. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced contracts). The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the Fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The mortgage-related securities primarily are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that have a high credit rating.
The domestic fixed income securities also include high yield securities (otherwise known as “junk” bonds) and securities backed by the U.S. Treasury. In addition, Underlying Funds may hold foreign fixed income securities. Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, so that principal and interest adjust to reflect changes in the index.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the Underlying Funds’ investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
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Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. Emerging market stocks are issued by companies from an emerging country that may have an unstable government, an economy based on only a few industries and/or securities markets that may have limited liquidity.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s the risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the
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country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retraces such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.25% of the Fund's average net assets).
LFI Portfolio Managers	Jay Shearon, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.
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Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

Sub-Adviser
Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Jeff Greco, Adam Schenck, Maria Schiopu and Ruby Shi are responsible for the day-to-day management of the Fund's risk management overlay.

Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with
Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program.
Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management.
Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in finan-
cial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody's Analytics and was
involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an M.P.S in
Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a
B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets. Capital Research and Management CompanySM, the adviser of the American Funds Insurance Series and American Funds retail funds, does not act as sub-adviser to the Fund or as a consultant to LFI. Capital Research and Management CompanySM is not affiliated with LFI or the Fund.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
15

discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
16

intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
17

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.150	$ 12.362	$ 11.761	$ 11.010	$ 11.817
Income (loss) from investment operations:
Net investment income[1]	0.240	0.183	0.200	0.247	0.224
Net realized and unrealized gain (loss)	(2.289)	0.973	0.959	1.522	(0.578)
Total from investment operations	(2.049)	1.156	1.159	1.769	(0.354)
Less dividends and distributions from:
Net investment income	(0.248)	(0.368)	(0.225)	(0.295)	(0.234)
Net realized gain	(0.643)	—	(0.333)	(0.723)	(0.219)
Total dividends and distributions	(0.891)	(0.368)	(0.558)	(1.018)	(0.453)
Net asset value, end of period	$ 10.210	$ 13.150	$ 12.362	$ 11.761	$ 11.010
Total return[2]	(15.53%)	9.36%	10.10%	16.35%	(3.06%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,759	$3,623	$1,272	$450	$414
Ratio of expenses to average net assets[3]	0.31%	0.29%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.31%	0.30%	0.30%
Ratio of net investment income to average net assets	2.10%	1.40%	1.70%	2.10%	1.90%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.10%	1.39%	1.69%	2.10%	1.90%
Portfolio turnover	88%	12%	19%	9%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.143	$ 12.355	$ 11.758	$ 11.009	$ 11.812
Income (loss) from investment operations:
Net investment income[1]	0.202	0.136	0.158	0.206	0.182
Net realized and unrealized gain (loss)	(2.287)	0.972	0.955	1.519	(0.575)
Total from investment operations	(2.085)	1.108	1.113	1.725	(0.393)
Less dividends and distributions from:
Net investment income	(0.207)	(0.320)	(0.183)	(0.253)	(0.191)
Net realized gain	(0.643)	—	(0.333)	(0.723)	(0.219)
Total dividends and distributions	(0.850)	(0.320)	(0.516)	(0.976)	(0.410)
Net asset value, end of period	$ 10.208	$ 13.143	$ 12.355	$ 11.758	$ 11.009
Total return[2]	(15.82%)	8.97%	9.70%	15.95%	(3.39%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,274,854	$1,701,925	$1,741,094	$1,770,529	$1,709,482
Ratio of expenses to average net assets[3]	0.66%	0.64%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.65%	0.66%	0.65%	0.65%
Ratio of net investment income to average net assets	1.75%	1.05%	1.35%	1.75%	1.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.04%	1.34%	1.75%	1.55%
Portfolio turnover	88%	12%	19%	9%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP American Global Growth Allocation Managed Risk Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American Global Growth Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Global Growth Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Global Growth Allocation Managed Risk Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.31%	0.31%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.61%	0.96%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$62	$195	$340	$762
Service Class	$98	$306	$531	$1,178
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.
LVIP American Global Growth Allocation Managed Risk Fund1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (“Underlying Funds”) which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying Funds are series of the American Funds® family of funds. The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 70% of the assets in Underlying Funds are invested primarily in equity securities (stocks) and approximately 30% of the assets in Underlying Funds are invested primarily in fixed income securities (bonds).
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund's largest allocation is to Underlying Funds that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies and those with growth and value characteristics. The Adviser defines small-capitalization and medium-capitalization companies as those with a market capitalization of between $500 million and $30 billion. The foreign equity securities held by the Underlying Funds may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
A smaller allocation is made to Underlying Funds that invest primarily in domestic fixed income securities, including mortgage-backed securities. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced contracts). Domestic fixed income securities also include high yield securities (otherwise known as “junk” bonds) and securities backed by the U.S. Treasury. In addition, Underlying Funds may hold foreign fixed income securities. Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures or options contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures or options) based upon
2LVIP American Global Growth Allocation Managed Risk Fund

Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed
LVIP American Global Growth Allocation Managed Risk Fund3

bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or
4LVIP American Global Growth Allocation Managed Risk Fund

other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	9.43%
Lowest Quarterly Return	Q2 2022	(9.95%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP American Global Growth Allocation Managed Risk Fund – Standard Class	-18.13%	2.61%	4.82%
LVIP American Global Growth Allocation Managed Risk Fund – Service Class	-18.42%	2.25%	4.46%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	-19.13%	9.13%	12.37%
Growth Blended Composite (reflects no deductions for fees, expenses or taxes)	-16.07%	4.53%	6.99%
*
The Growth Blended Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. The Growth Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the Growth Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
LVIP American Global Growth Allocation Managed Risk Fund5

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

Milliman Portfolio Managers	Company Title	Experience with Fund
Jeff Greco, FRM	Senior Director – Head of Strategy Research	Since May 2016
Adam Schenck, CFA	Managing Director, Head of Fund Services	Since May 2016
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since April 2021
Ruby Shi	Portfolio Manager	Since August 2019
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP American Global Growth Allocation Managed Risk Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (“Underlying Funds”) which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying Funds are series of the American Funds® family of funds. The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 70% of the assets in Underlying Funds are invested primarily in equity securities (stocks) and approximately 30% of the assets in Underlying Funds are invested primarily in fixed income securities (bonds).
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund's largest allocation is to Underlying Funds that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies and those with growth and value characteristics. The Adviser defines small-capitalization and medium-capitalization companies as those with a market capitalization of between $500 million and $30 billion. The foreign equity securities held by the Underlying Funds may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
A smaller allocation is made to Underlying Funds that invest primarily in domestic fixed income securities, including mortgage-backed securities. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced contracts). The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the Fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The mortgage-related securities primarily are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that have a high credit rating.
The domestic fixed income securities also include high yield securities (otherwise known as “junk” bonds) and securities backed by the U.S. Treasury. In addition, Underlying Funds may hold foreign fixed income securities. Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, so that principal and interest adjust to reflect changes in the index.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the Underlying Funds’ investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
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Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Emerging market stocks are issued by companies from an emerging country that may have an unstable government, an economy based on only a few industries and/or securities markets that may have limited liquidity.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s the risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
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In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the
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counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retraces such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.25% of the Fund's average net assets).
LFI Portfolio Managers	Jay Shearon, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

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Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

Sub-Adviser
Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Jeff Greco, Adam Schenck, Maria Schiopu and Ruby Shi are responsible for the day-to-day management of the Fund's risk management overlay.

Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with
Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program.
Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management.
Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in finan-
cial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody's Analytics and was
involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an M.P.S in
Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a
B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets. Capital Research and Management CompanySM, the adviser of the American Funds Insurance Series and American Funds retail funds, does not act as sub-adviser to the Fund or as a consultant to LFI. Capital Research and Management CompanySM is not affiliated with LFI or the Fund.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
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An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.421	$ 13.250	$ 12.374	$ 11.692	$ 12.594
Income (loss) from investment operations:
Net investment income[1]	0.198	0.177	0.154	0.214	0.179
Net realized and unrealized gain (loss)	(2.821)	1.303	1.168	1.756	(0.666)
Total from investment operations	(2.623)	1.480	1.322	1.970	(0.487)
Less dividends and distributions from:
Net investment income	(0.186)	(0.309)	(0.189)	(0.249)	(0.196)
Net realized gain	(0.664)	—	(0.257)	(1.039)	(0.219)
Total dividends and distributions	(0.850)	(0.309)	(0.446)	(1.288)	(0.415)
Net asset value, end of period	$ 10.948	$ 14.421	$ 13.250	$ 12.374	$ 11.692
Total return[2]	(18.13%)	11.17%	10.89%	17.37%	(3.96%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$901	$1,120	$1,033	$979	$856
Ratio of expenses to average net assets[3]	0.30%	0.29%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.62%	1.25%	1.25%	1.73%	1.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.24%	1.25%	1.73%	1.43%
Portfolio turnover	89%	13%	22%	10%	47%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP American Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.413	$ 13.242	$ 12.369	$ 11.691	$ 12.589
Income (loss) from investment operations:
Net investment income[1]	0.155	0.127	0.111	0.171	0.137
Net realized and unrealized gain (loss)	(2.818)	1.300	1.163	1.752	(0.666)
Total from investment operations	(2.663)	1.427	1.274	1.923	(0.529)
Less dividends and distributions from:
Net investment income	(0.142)	(0.256)	(0.144)	(0.206)	(0.150)
Net realized gain	(0.664)	—	(0.257)	(1.039)	(0.219)
Total dividends and distributions	(0.806)	(0.256)	(0.401)	(1.245)	(0.369)
Net asset value, end of period	$ 10.944	$ 14.413	$ 13.242	$ 12.369	$ 11.691
Total return[2]	(18.42%)	10.78%	10.51%	16.96%	(4.30%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,495,434	$3,417,726	$3,462,302	$3,506,751	$3,345,158
Ratio of expenses to average net assets[3]	0.65%	0.64%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.27%	0.90%	0.90%	1.38%	1.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.27%	0.89%	0.90%	1.38%	1.08%
Portfolio turnover	89%	13%	22%	10%	47%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
19

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
20

Lincoln Variable Insurance Products Trust
LVIP American Global Growth Fund
Service Class II
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American Global Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Global Growth Fund
(Service Class II)
Summary
Investment Objective
The investment objective of the LVIP American Global Growth Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Service Class II shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.38%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[2]	0.11%
Total Annual Fund Operating Expenses[3]	1.04%
1
Reflects the Management Fees paid by the Master Fund to its investment adviser. Because the Fund invests all of its investable assets (i.e., securities and cash) in the Master Fund, no advisory fees are charged to the Fund.
2
Reflects the aggregate expenses of the Fund and the Master Fund.
3
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table in the most recent shareholder report. The Financial Highlights table reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

1 year	3 years	5 years	10 years
$106	$331	$574	$1,271
Portfolio Turnover
The Master Fund (defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (the “Master Fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
LVIP American Global Growth Fund1

The Fund invests all of its assets in Class 1 shares of the Master Fund, the Global Growth Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide long-term growth of capital. The Master Fund invests primarily in common stocks of companies around the world that the Master Fund's investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the Master Fund allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Fund’s investment adviser, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States).
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management CompanySM, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
For additional information regarding the Master Fund's principal investment strategies, please refer to the Master Fund’s prospectus, which is delivered together with this prospectus.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Master Fund, the Fund indirectly owns the investments made by the Master Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Master Fund. The Fund's investment performance is affected by the Master Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Master Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Master Fund's principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
2LVIP American Global Growth Fund

•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•
Master-Feeder Risk. Other “feeder” funds also may invest in the Master Fund, which may negatively affect investment performance. A larger feeder fund could have more voting power than the Fund over the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder fund shareholders, including the Fund.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Service Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Service Class II compares with those of a broad measure of market performance. The bar chart shows performance of the Fund's Service Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	24.21%
Lowest Quarterly Return	Q2 2022	(16.71%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP American Global Growth Fund	-25.02%	6.67%	9.74%
MSCI All Country World Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-18.36%	5.23%	7.98%
LVIP American Global Growth Fund3

Investment Adviser
The Fund operates as a “feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Master Fund Investment Adviser: Capital Research and Management Company
Portfolio Managers

Portfolio Managers of Master Fund	Company Title	Experience with Master Fund
Patrice Collete	Senior Vice President and Partner, Capital World Investors	Since 2015
Paul Flynn	Partner, Capital World Investors	Since 2017
Roz Hongsaranagon	Partner, Capital World Investors	Since 2018
Jonathan Knowles	Partner, Capital World Investors	Since 2013
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP American Global Growth Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (the “Master Fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Global Growth Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide long-term growth of capital.
The Master Fund invests primarily in common stocks of companies around the world that the Master Fund's investment adviser believes have the potential for growth. The Master Fund may also invest in securities of foreign issuers in the form of depository receipts or other instruments by which the Master Fund may obtain exposure to equity investments in local markets. The Master Fund seeks to invest globally and allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Fund’s investment adviser, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States). Although the Master Fund focuses on investments in medium to larger capitalization companies, the Master Fund's investments are not limited to companies with a particular capitalization size.
The Master Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Master Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management CompanySM, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The Master Fund’s investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the Master Fund may invest without limitation in such instruments. A larger amount of such holdings could moderate the Master Fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the Master Fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Fund may invest in other funds managed by its investment adviser or the adviser's affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market investments, bonds and other securities. Shares of Central Funds are only offered for purchase to the Master Fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the Master Fund’s investment adviser and its affiliates. When investing in Central Funds, the Master Fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the Master Fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The Master Fund may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental-related events resulting from climate change or society’s response to environmental change, social conditions (e.g., labor relations, investment in human capital, accident prevention, changing customer behavior) or governance issues (e.g., board composition, significant breaches of international agreements, unsound business practices).
The Fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
For additional information regarding the Master Fund's principal investment strategies, please refer to the Master Fund’s prospectus, which is delivered together with this prospectus.
5

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Master Fund, the Fund indirectly owns the investments made by the Master Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Master Fund. The Fund's investment performance is affected by the Master Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Master Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Master Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
6

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
Master-Feeder Risk. Other “feeder” funds also may invest in the Master Fund, which may negatively affect investment performance. A larger feeder fund could have more voting power than the Fund over the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder fund shareholders, including the Fund.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
7

Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. If the Fund invests all of its assets in an investment company, LFI does not charge an investment advisory fee. For the fiscal year ended December 31, 2022, the Fund did not pay an investment advisory fee to LFI. The Fund invests its assets in the Master Fund, another investment company, (a “Master-Feeder structure”). If the Fund ceased to operate in the Master-Feeder structure, LFI upon the approval of the Board, would provide the Fund with investment advisory services, either directly or with a sub-adviser, and would receive an investment advisory fee.
The investment adviser to the Master Fund, its total annual management fee for the most recently completed fiscal year, and portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Master Fund Adviser
Capital Research and Management CompanySM (“CRMC”), 333 South Hope Street, Los Angeles, California
90071, is the investment adviser to the Master Fund and other mutual funds, including the American
Funds®. CRMC, an experienced investment management organization founded in 1931, is wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2022, CRMC had more than $2.1 trillion in assets under management.

Master Fund Total Annual Management Fee
Global Growth Fund: Aggregate management fee paid to CRMC for the Master Fund’s fiscal year ended
December 31, 2022, was 0.42% of the Master Fund’s average daily net assets. Please see the financial highlights table in the Master Fund's Prospectus or its annual report for details.

Portfolio Managers
CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio is divided into segments, which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Master Fund's objective, policies, and restrictions, and with the oversight of the appropriate investment related commit-
tees of CRMC and its investment divisions. In addition, CRMC's research professionals may make invest-
ment decisions with respect to a portion of the Master Fund's portfolio.

Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager's Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Patrice Collete	Senior Vice President and Partner, Capital World Investors	8 years (plus 14 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	22	28
Paul Flynn	Partner, Capital World Investors	6 years	An equity portfolio manager	24	26
Roz Hongsaranagon	Partner, Capital World Investors	5 years	An equity portfolio manager	20	20
Jonathan Knowles	Partner, Capital World Investors	10 years (plus 10 years of prior experience as an invest- ment analyst for the fund)	An equity portfolio manager	30	30
8

The Fund may have a name, investment objective, and investment policy that is very similar to certain publicly available mutual funds. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
9

Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
For information on the Master Fund's frequent trading procedures, please see the Master Fund's prospectus and SAI.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers one class of shares: Service Class II. The Service Class II shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class II shares pay annual amounts not exceeding 0.75% of the average daily net assets of the Service Class II shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class II, for activities primarily intended to sell Service Class II shares or variable contracts offering Service Class II shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class II assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
10

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Service Class II shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American Global Growth Fund Service Class II
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 30.532	$ 27.014	$ 21.644	$ 17.109	$ 19.410
Income (loss) from investment operations:
Net investment income (loss)[1]	0.063	(0.005)	(0.006)	0.156	0.075
Net realized and unrealized gain (loss)	(7.837)	4.345	6.342	5.688	(1.847)
Total from investment operations	(7.774)	4.340	6.336	5.844	(1.772)
Less dividends and distributions from:
Net investment income	(0.129)	—	—	(0.251)	(0.138)
Net realized gain	(1.649)	(0.822)	(0.966)	(1.058)	(0.391)
Total dividends and distributions	(1.778)	(0.822)	(0.966)	(1.309)	(0.529)
Net asset value, end of period	$ 20.980	$ 30.532	$ 27.014	$ 21.644	$ 17.109
Total return[2]	(25.02%)	16.02%	29.99%	34.78%	(9.39%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$296,654	$455,371	$385,084	$317,207	$224,301
Ratio of expenses to average net assets[3]	0.62%	0.61%	0.63%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets	0.27%	(0.02%)	(0.03%)	0.78%	0.38%
Portfolio turnover	18%	9%	10%	7%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. Additional information regarding the Master Fund is set forth in the Master Fund's statement of additional information (“SAI”). The Fund will provide a free copy of its SAI and the Master Fund's SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP American Global Small Capitalization Fund
Service Class II
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American Global Small Capitalization Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Global Small Capitalization Fund
(Service Class II)
Summary
Investment Objective
The investment objective of the LVIP American Global Small Capitalization Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Service Class II shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.62%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[2]	0.21%
Total Annual Fund Operating Expenses[3]	1.38%
Less Expense Reimbursement[4]	(0.06%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	1.32%
1
Reflects the Management Fees paid by the Master Fund to its investment adviser. Because the Fund invests all of its investable assets (i.e., securities and cash) in the Master Fund, no advisory fees are charged to the Fund.
2
Reflects the aggregate expenses of the Fund and the Master Fund.
3
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table in the most recent shareholder report. The Financial Highlights table reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
4
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Other Expenses of the Fund exceed 0.10% of the average daily net assets of the Service Class II of the Fund. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

1 year	3 years	5 years	10 years
$134	$431	$750	$1,652
LVIP American Global Small Capitalization Fund1

Portfolio Turnover
The Master Fund (defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (the “Master Fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Global Small Capitalization Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide long term growth of capital. The Master Fund normally invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities of companies with small market capitalizations, measured at the time of purchase. However, the Master Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The Master Fund’s investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $6 billion or less. The Master Fund’s investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the Master Fund allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Fund’s investment adviser, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States).
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management CompanySM, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
For additional information regarding the Master Fund's principal investment strategies, please refer to the Master Fund’s prospectus, which is delivered together with this prospectus.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Master Fund, the Fund indirectly owns the investments made by the Master Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Master Fund. The Fund's investment performance is affected by the Master Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Master Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Master Fund's principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
2LVIP American Global Small Capitalization Fund

•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•
Master-Feeder Risk. Other “feeder” funds also may invest in the Master Fund, which may negatively affect investment performance. A larger feeder fund could have more voting power than the Fund over the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder fund shareholders, including the Fund.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Service Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Service Class II compares with those of a broad measure of market performance. The bar chart shows performance of the Fund's Service Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	29.16%
Lowest Quarterly Return	Q1 2020	(25.29%)
LVIP American Global Small Capitalization Fund3

Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP American Global Small Capitalization Fund	-29.85%	2.38%	6.41%
MSCI All Country World Small Cap Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-18.67%	3.23%	7.69%
Investment Adviser
The Fund operates as a “feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series®.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Master Fund Investment Adviser: Capital Research and Management Company
Portfolio Managers

Portfolio Managers of Master Fund	Company Title	Experience with Master Fund
Michael Beckwith	Vice President, Capital Research Global Investors	Since 2019
Bradford F. Freer	Partner, Capital Research Global Investors	Since 2018
Harold H. La	Partner, Capital Research Global Investors	Since 2008
Shlok Melwani	Vice President, Capital Research Global Investors	Since 2023
Aidan O’Connell	Partner, Capital Research Global Investors	Since 2014
Renaud H. Samyn, Vice President	Partner, Capital Research Global Investors	Since 2019
Gregory W. Wendt	Partner, Capital Research Global Investors	Since 2012
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP American Global Small Capitalization Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (the “Master Fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Global Small Capitalization Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide long-term growth of capital. The Master Fund normally invests at least 80% of its assets in growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the Master Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The Master Fund’s investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $6.0 billion or less. The Master Fund’s investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the Master Fund allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Fund’s investment adviser, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States).
The Master Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Master Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management CompanySM, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The Master Fund’s investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the Master Fund may invest without limitation in such instruments. A larger amount of such holdings could moderate the Master Fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the Master Fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Fund may invest in other funds managed by its investment adviser or the adviser's affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market investments, bonds and other securities. Shares of Central Funds are only offered for purchase to the Master Fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the Master Fund’s investment adviser and its affiliates. When investing in Central Funds, the Master Fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the Master Fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The Master Fund may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental-related events resulting from climate change or society’s response to environmental change, social conditions (e.g., labor relations, investment in human capital, accident prevention, changing customer behavior) or governance issues (e.g., board composition, significant breaches of international agreements, unsound business practices).
The Master Fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
For additional information regarding the Master Fund's principal investment strategies, please refer to the Master Fund’s prospectus, which is delivered together with this prospectus.
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The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Master Fund, the Fund indirectly owns the investments made by the Master Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Master Fund. The Fund's investment performance is affected by the Master Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Master Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Master Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of
6

assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
Master-Feeder Risk. Other “feeder” funds also may invest in the Master Fund, which may negatively affect investment performance. A larger feeder fund could have more voting power than the Fund over the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder fund shareholders, including the Fund.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
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Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. If the Fund invests all of its assets in an investment company, LFI does not charge an investment advisory fee. For the fiscal year ended December 31, 2022, the Fund did not pay an investment advisory fee to LFI. The Fund invests its assets in the Master Fund, another investment company, (a “Master-Feeder structure”). If the Fund ceased to operate in the Master-Feeder structure, LFI upon the approval of the Board, would provide the Fund with investment advisory services, either directly or with a sub-adviser, and would receive an investment advisory fee.
The investment adviser to the Master Fund, its total annual management fee for the most recently completed fiscal year, and portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Master Fund Adviser
Capital Research and Management CompanySM (“CRMC”), 333 South Hope Street, Los Angeles, California
90071, is the investment adviser to the Master Fund and other mutual funds, including the American
Funds®. CRMC, an experienced investment management organization founded in 1931, is wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2022, CRMC had more than $2.1 trillion in assets under management.

Master Fund Total Annual Management Fee
Global Small Capitalization Fund: Aggregate management fee paid to CRMC for the Master Fund’s fiscal year ended December 31, 2022, was 0.64% of the Master Fund’s average daily net assets. Please see the financial highlights table in the Master Fund's Prospectus or its annual report for details.

Portfolio Managers
CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio is divided into segments, which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Master Fund's objective, policies, and restrictions, and with the oversight of the appropriate investment related commit-
tees of CRMC and its investment divisions. In addition, CRMC's research professionals may make invest-
ment decisions with respect to a portion of the Master Fund's portfolio.

Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Michael Beckwith	Partner, Capital Research Global Investors	4 years	An equity portfolio manager	3	20
Bradford F. Freer	Partner, Capital Research Global Investors	5 years	An equity portfolio manager	28	30
8

Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Harold H. La	Partner, Capital Research Global Investors	15 years (plus 4 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	23	24
Shlok Melwani	Vice President, Capital Research Global Investors	4 years	An equity portfolio manager	9	19
Aidan O’Connell	Partner, Capital Research Global Investors	9 years (plus 9 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	18	24
Renaud H. Samyn	Partner, Capital Research Global Investors	4 years	An equity portfolio manager	21	21
Gregory W. Wendt	Partner, Capital Research Global Investors	11 years (plus 14 years of prior experience as an invest- ment analyst for the fund)	An equity portfolio manager	35	35
The Fund may have a name, investment objective, and investment policy that is very similar to certain publicly available mutual funds. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
9

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
For information on the Master Fund's frequent trading procedures, please see the Master Fund's prospectus and SAI.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
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Share Classes and Distribution Arrangements
The Fund offers one class of shares: Service Class II. The Service Class II shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class II shares pay annual amounts not exceeding 0.75% of the average daily net assets of the Service Class II shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class II, for activities primarily intended to sell Service Class II shares or variable contracts offering Service Class II shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class II assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Service Class II shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American Global Small Capitalization Fund Service Class II
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 20.466	$ 20.741	$ 17.017	$ 13.740	$ 15.561
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.098)	(0.143)	(0.073)	(0.041)	(0.050)
Net realized and unrealized gain (loss)	(6.089)	1.557	4.789	4.247	(1.644)
Total from investment operations	(6.187)	1.414	4.716	4.206	(1.694)
Less dividends and distributions from:
Net investment income	(0.626)	—	—	(0.230)	(0.107)
Net realized gain	(1.145)	(1.689)	(0.992)	(0.699)	(0.020)
Total dividends and distributions	(1.771)	(1.689)	(0.992)	(0.929)	(0.127)
Net asset value, end of period	$ 12.508	$ 20.466	$ 20.741	$ 17.017	$ 13.740
Total return[2]	(29.85%)	6.29%	29.23%	31.02%	(10.90%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$57,406	$82,861	$84,849	$76,181	$67,877
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.71%	0.67%	0.73%	0.73%	0.71%
Ratio of net investment income (loss) to average net assets	(0.65%)	(0.65%)	(0.44%)	(0.26%)	(0.31%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.71%)	(0.67%)	(0.52%)	(0.34%)	(0.37%)
Portfolio turnover	12%	9%	13%	9%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. Additional information regarding the Master Fund is set forth in the Master Fund's statement of additional information (“SAI”). The Fund will provide a free copy of its SAI and the Master Fund's SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP American Growth Allocation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American Growth Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Growth Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Growth Allocation Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.32%	0.32%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.63%	0.98%
Less Fee Waiver[2]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.59%	0.94%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.035% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$60	$198	$347	$783
Service Class	$96	$308	$538	$1,198
LVIP American Growth Allocation Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying Funds are series of the American Funds® family of funds. The Fund, under normal circumstances, invests approximately 70% of its assets in Underlying Funds that invest primarily in equity securities (stocks) and approximately 30% of its assets in Underlying Funds that invest primarily in fixed income securities (bonds).
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds or rules-based strategy funds). Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic and foreign equity securities (stocks), including medium-cap companies and those with growth and value characteristics. Foreign equity securities may include companies in emerging markets. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
The Fund allocates a smaller percentage of assets to Underlying Funds that invest primarily in domestic fixed income securities, including mortgage-backed securities. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced (TBA) contracts). Domestic fixed income securities also include high yield securities (otherwise known as “junk” bonds) and securities backed by the U.S. Treasury. In addition, Underlying Funds may hold foreign fixed income securities. Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund's asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
2LVIP American Growth Allocation Fund

•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed
LVIP American Growth Allocation Fund3

bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	14.99%
Lowest Quarterly Return	Q1 2020	(13.25%)
4LVIP American Growth Allocation Fund

Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP American Growth Allocation Fund – Standard Class	-15.66%	4.49%	6.77%
LVIP American Growth Allocation Fund – Service Class	-15.96%	4.12%	6.39%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Growth Allocation Composite (reflects no deductions for fees, expenses or taxes)	-15.23%	4.63%	6.96%
*
The Growth Allocation Composite, an unmanaged index compiled by the Fund's Adviser, is constructed as follows: 40% S&P 500® Index, 30% MSCI EAFE® NR Index, and 30% Bloomberg U.S. Aggregate Bond Index. The Growth Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP American Growth Allocation Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The fund invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying Funds are series of the American Funds® family of funds. The Fund, under normal circumstances, invests approximately 70% of its assets are in Underlying Funds that invest primarily in equity securities (stocks) and approximately 30% of its assets in Underlying Funds that invest primarily in fixed income securities (bonds).
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds or rules-based strategy funds). Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic and foreign equity securities (stocks), including medium-cap companies and those with growth and value characteristics. Foreign equity securities may include companies in emerging markets. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets, and securities that are rated Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation or are unrated but determined to be of equivalent quality by the Underlying Fund's investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. Emerging market stocks are issued by companies from an emerging market country. An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase.
The Fund allocates a smaller percentage of assets to Underlying Funds that invest primarily in domestic fixed income securities, including mortgage-backed securities. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced contracts). The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the Fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The mortgage-related securities primarily are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that have a high credit rating.
The domestic fixed income securities also include high yield securities (otherwise known as “junk” bonds) and securities backed by the U.S. Treasury. In addition, Underlying Funds may hold foreign fixed income securities. Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, so that principal and interest adjust to reflect changes in the index.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of
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inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
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Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.22% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Manager	Jay Shearon, Jason Forsythe and Alex Zeng are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets. Capital Research and Management CompanySM, the adviser of the American Funds Insurance Series and American Funds retail funds, does not act as sub-adviser to the Fund or as a consultant to LFI. Capital Research and Management CompanySM is not affiliated with LFI or the Fund.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
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The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
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The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American Growth Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.828	$ 14.945	$ 13.459	$ 12.168	$ 13.632
Income (loss) from investment operations:
Net investment income[1]	0.233	0.229	0.192	0.244	0.210
Net realized and unrealized gain (loss)	(2.740)	1.393	2.057	2.099	(0.856)
Total from investment operations	(2.507)	1.622	2.249	2.343	(0.646)
Less dividends and distributions from:
Net investment income	(0.214)	(0.345)	(0.219)	(0.314)	(0.272)
Net realized gain	(0.654)	(0.394)	(0.544)	(0.738)	(0.546)
Total dividends and distributions	(0.868)	(0.739)	(0.763)	(1.052)	(0.818)
Net asset value, end of period	$ 12.453	$ 15.828	$ 14.945	$ 13.459	$ 12.168
Total return[2]	(15.66%)	10.88%	17.21%	19.61%	(5.00%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,766	$29,845	$20,171	$17,758	$14,524
Ratio of expenses to average net assets[3]	0.27%	0.25%	0.26%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.31%	0.30%	0.30%
Ratio of net investment income to average net assets	1.72%	1.45%	1.42%	1.84%	1.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.68%	1.40%	1.37%	1.79%	1.50%
Portfolio turnover	85%	15%	19%	12%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP American Growth Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.809	$ 14.928	$ 13.450	$ 12.163	$ 13.624
Income (loss) from investment operations:
Net investment income[1]	0.187	0.173	0.145	0.197	0.162
Net realized and unrealized gain (loss)	(2.738)	1.391	2.048	2.095	(0.853)
Total from investment operations	(2.551)	1.564	2.193	2.292	(0.691)
Less dividends and distributions from:
Net investment income	(0.165)	(0.289)	(0.171)	(0.267)	(0.224)
Net realized gain	(0.654)	(0.394)	(0.544)	(0.738)	(0.546)
Total dividends and distributions	(0.819)	(0.683)	(0.715)	(1.005)	(0.770)
Net asset value, end of period	$ 12.439	$ 15.809	$ 14.928	$ 13.450	$ 12.163
Total return[2]	(15.96%)	10.50%	16.79%	19.20%	(5.34%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$724,801	$949,809	$919,720	$859,184	$795,498
Ratio of expenses to average net assets[3]	0.62%	0.60%	0.61%	0.60%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.65%	0.66%	0.65%	0.65%
Ratio of net investment income to average net assets	1.37%	1.10%	1.07%	1.49%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.33%	1.05%	1.02%	1.44%	1.15%
Portfolio turnover	85%	15%	19%	12%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP American Growth Fund
Service Class II
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Growth Fund
(Service Class II)
Summary
Investment Objective
The investment objective of the LVIP American Growth Fund (the “Fund”) is to seek growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Service Class II shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.31%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[2]	0.09%
Total Annual Fund Operating Expenses[3]	0.95%
1
Reflects the Management Fees paid by the Master Fund to its investment adviser. Because the Fund invests all of its investable assets (i.e., securities and cash) in the Master Fund, no advisory fees are charged to the Fund.
2
Reflects the aggregate expenses of the Fund and the Master Fund.
3
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table in the most recent shareholder report. The Financial Highlights table reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

1 year	3 years	5 years	10 years
$97	$303	$525	$1,166
Portfolio Turnover
The Master Fund (defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (the “Master Fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
LVIP American Growth Fund1

The Fund invests all of its assets in Class 1 shares of the Master Fund, the Growth Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide growth of capital. The Master Fund invests primarily in common stock of large- and mid-capitalization issuers and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management CompanySM, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
For additional information regarding the Master Fund's principal investment strategies, please refer to the Master Fund’s prospectus, which is delivered together with this prospectus.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Master Fund, the Fund indirectly owns the investments made by the Master Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Master Fund. The Fund's investment performance is affected by the Master Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Master Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Master Fund's principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
2LVIP American Growth Fund

•
Master-Feeder Risk. Other “feeder” funds also may invest in the Master Fund, which may negatively affect investment performance. A larger feeder fund could have more voting power than the Fund over the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder fund shareholders, including the Fund.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Service Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Service Class II compares with those of a broad measure of market performance. The bar chart shows performance of the Fund's Service Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	28.55%
Lowest Quarterly Return	Q2 2022	(23.13%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP American Growth Fund	-30.19%	10.74%	13.24%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%
LVIP American Growth Fund3

Investment Adviser
The Fund operates as a “feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Master Fund Investment Adviser: Capital Research and Management Company
Portfolio Managers

Portfolio Managers of Master Fund	Company Title	Experience with Master Fund
Irfan M. Furniturewala	Senior Vice President and Partner, Capital International Investors	Since 2021
Alan J. Wilson	Senior Vice President and Partner, Capital World Investors	Since 2014
Paul Benjamin	Partner, Capital World Investors	Since 2018
Mark L. Casey	Partner, Capital International Investors	Since 2017
Anne-Marie Peterson	Partner, Capital World Investors	Since 2018
Andraz Razen	Partner, Capital World Investors	Since 2013
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP American Growth Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (the “Master Fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Growth Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide growth of capital. The Master Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States, including, to a more limited extent, in emerging markets. Although the Master Fund focuses on investments in medium to larger capitalization companies, the Master Fund's investments are not limited to companies with a particular capitalization size. The Master Fund may also invest in other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds.
The Master Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Master Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management CompanySM, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent above-average, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The Master Fund’s investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the Master Fund may invest without limitation in such instruments. A larger amount of such holdings could moderate the Master Fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the Master Fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Fund may invest in other funds managed by its investment adviser or the adviser's affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market investments, bonds and other securities. Shares of Central Funds are only offered for purchase to the Master Fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the Master Fund’s investment adviser and its affiliates. When investing in Central Funds, the Master Fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the Master Fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The Master Fund may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental-related events resulting from climate change or society’s response to environmental change, social conditions (e.g., labor relations, investment in human capital, accident prevention, changing customer behavior) or governance issues (e.g., board composition, significant breaches of international agreements, unsound business practices).
The Master Fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
For additional information regarding the Master Fund's principal investment strategies, please refer to the Master Fund’s prospectus, which is delivered together with this prospectus.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
5

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Master Fund, the Fund indirectly owns the investments made by the Master Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Master Fund. The Fund's investment performance is affected by the Master Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Master Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Master Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional
6

risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
Master-Feeder Risk. Other “feeder” funds also may invest in the Master Fund, which may negatively affect investment performance. A larger feeder fund could have more voting power than the Fund over the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder fund shareholders, including the Fund.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. If the Fund invests all of its assets in an investment company, LFI does not charge an investment advisory fee. For the fiscal year ended December 31, 2022, the Fund did not pay an investment advisory fee to LFI. The Fund invests its assets in the Master Fund, another investment company, (a “Master-Feeder structure”). If the Fund ceased to operate in the Master-Feeder structure, LFI upon the approval of the Board, would provide the Fund with investment advisory services, either directly or with a sub-adviser, and would receive an investment advisory fee.
The investment adviser to the Master Fund, its total annual management fee for the most recently completed fiscal year, and portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Master Fund Adviser
Capital Research and Management CompanySM (“CRMC”), 333 South Hope Street, Los Angeles, California
90071, is the investment adviser to the Master Fund and other mutual funds, including the American
Funds®. CRMC, an experienced investment management organization founded in 1931, is wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2022, CRMC had more than $2.1 trillion in assets under management.

Master Fund Total Annual Management Fee
Growth Fund: Aggregate management fee paid to CRMC for the Master Fund’s fiscal year ended December
31, 2022, was 0.31% of the Master Fund’s average daily net assets. Please see the financial highlights table in the Master Fund's Prospectus or its annual report for details.

Portfolio Managers
CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio is divided into segments, which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Master Fund's objective, policies, and restrictions, and with the oversight of the appropriate investment related commit-
tees of CRMC and its investment divisions. In addition, CRMC's research professionals may make invest-
ment decisions with respect to a portion of the Master Fund's portfolio.

Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Irfan M. Furniturewala	Senior Vice President and Partner, Capital International Investors	2 year (plus 1 year of prior experience as an investment analyst for the fund)	An equity portfolio manager	21	22
Alan J. Wilson	Senior Vice President and Partner, Capital World Investors	9 years	An equity portfolio manager	31	37
Paul Benjamin	Partner, Capital World Investors	5 years (plus 12 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	17	17
Mark L. Casey	Partner, Capital International Inves- tors	6 years (plus 11 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	22	22
Anne-Marie Peterson	Partner, Capital World Investors	5 years (plus 11 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	17	28
Andraz Razen	Partner, Capital World Investors	10 years (plus 3 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	18	24
The Fund may have a name, investment objective, and investment policy that is very similar to certain publicly available mutual funds. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
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A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
9

Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
For information on the Master Fund's frequent trading procedures, please see the Master Fund's prospectus and SAI.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers one class of shares: Service Class II. The Service Class II shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class II shares pay annual amounts not exceeding 0.75% of the average daily net assets of the Service Class II shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class II, for activities primarily intended to sell Service Class II shares or variable contracts offering Service Class II shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class II assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
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If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Service Class II shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American Growth Fund Service Class II
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 38.600	$ 32.636	$ 23.030	$ 19.311	$ 20.735
Income (loss) from investment operations:
Net investment income (loss)[1]	—[2]	(0.043)	(0.016)	0.092	0.024
Net realized and unrealized gain (loss)	(11.593)	7.055	11.488	5.586	0.027
Total from investment operations	(11.593)	7.012	11.472	5.678	0.051
Less dividends and distributions from:
Net investment income	(0.405)	(0.194)	—	(0.379)	(0.082)
Net realized gain	(4.056)	(0.854)	(1.866)	(1.580)	(1.393)
Total dividends and distributions	(4.461)	(1.048)	(1.866)	(1.959)	(1.475)
Net asset value, end of period	$ 22.546	$ 38.600	$ 32.636	$ 23.030	$ 19.311
Total return[3]	(30.19%)	21.58%	51.55%	30.30%	(0.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,317,383	$1,764,769	$1,403,276	$999,023	$672,547
Ratio of expenses to average net assets[4]	0.60%	0.60%	0.63%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets	—[5]	(0.12%)	(0.06%)	0.42%	0.11%
Portfolio turnover	5%	6%	9%	3%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount rounds to less than $0.001 per share.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Amount rounds to less than 0.001%.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. Additional information regarding the Master Fund is set forth in the Master Fund's statement of additional information (“SAI”). The Fund will provide a free copy of its SAI and the Master Fund's SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP American Growth-Income Fund
Service Class II
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American Growth-Income Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Growth-Income Fund
(Service Class II)
Summary
Investment Objective
The investment objective of the LVIP American Growth-Income Fund (the “Fund”) is to seek long-term growth of capital and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Service Class II shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.25%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[2]	0.09%
Total Annual Fund Operating Expenses[3]	0.89%
1
Reflects the Management Fees paid by the Master Fund to its investment adviser. Because the Fund invests all of its investable assets (i.e., securities and cash) in the Master Fund, no advisory fees are charged to the Fund.
2
Reflects the aggregate expenses of the Fund and the Master Fund.
3
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table in the most recent shareholder report. The Financial Highlights table reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

1 year	3 years	5 years	10 years
$91	$284	$493	$1,096
Portfolio Turnover
The Master Fund (defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (the “Master Fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
LVIP American Growth-Income Fund1

The Fund invests all of its assets in Class 1 shares of the Master Fund, the Growth-Income Fund, a series of American Funds Insurance Series®. The investment objectives of the Master Fund are to achieve long-term growth of capital and income. The Master Fund invests primarily in common stocks or other securities that the Master Fund's investment adviser believes demonstrate the potential for appreciation and/or dividends. The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The Master Fund is designed for investors seeking both capital appreciation and income.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management CompanySM, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
For additional information regarding the Master Fund's principal investment strategies, please refer to the Master Fund’s prospectus, which is delivered together with this prospectus.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Master Fund, the Fund indirectly owns the investments made by the Master Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Master Fund. The Fund's investment performance is affected by the Master Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Master Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Master Fund's principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally,
2LVIP American Growth-Income Fund

foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•
Master-Feeder Risk. Other “feeder” funds also may invest in the Master Fund, which may negatively affect investment performance. A larger feeder fund could have more voting power than the Fund over the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder fund shareholders, including the Fund.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Service Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Service Class II compares with those of a broad measure of market performance. The bar chart shows performance of the Fund's Service Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	19.89%
Lowest Quarterly Return	Q1 2020	(19.85%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP American Growth-Income Fund	-16.80%	7.45%	11.15%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%
LVIP American Growth-Income Fund3

Investment Adviser
The Fund operates as a “feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Master Fund Investment Adviser: Capital Research and Management Company
Portfolio Managers

Portfolio Managers of Master Fund	Company Title	Experience with Master Fund
Donald D. O'Neal, Co-President and Trustee	Partner, Capital International Investors	Since 2005
Keiko McKibben, Vice President	Partner, Capital Research Global Investors	Since 2014
Charles E. Ellwein	Partner, Capital Research Global Investors	Since 2015
J. Blair Frank	Partner, Capital Research Global Investors	Since 2006
William L. Robbins	Partner, Capital International Investors	Since 2011
Carlos A. Schonfeld	Partner, Capital International Investors	Since 2021
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP American Growth-Income Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital and income. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead it invests all of its assets in a separate underlying mutual fund (the “Master Fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Growth-Income Fund, a Series of American Funds Insurance Series®. The investment objectives of the Master Fund are to achieve long-term growth of capital and income. The Master Fund invests primarily in common stocks or other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the Master Fund's investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the Master Fund focuses on investments in medium to larger capitalization companies, the Master Fund's investments are not limited to companies with a particular capitalization size. The Master Fund may invest up to 15% of its assets, at time of purchase, in securities of issuers domiciled outside the United States, including, to a more limited extent, in emerging markets. The Master Fund is designed for investors seeking both capital appreciation and income.
Investors in the Master Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. In addition, for temporary defensive purposes, the Master Fund may invest without limitation in such instruments. The Master Fund’s investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the Master Fund may invest without limitation in such instruments. A larger amount of such holdings could moderate the Master Fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the Master Fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Fund may invest in other funds managed by its investment adviser or the adviser's affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market investments, bonds and other securities. Shares of Central Funds are only offered for purchase to the Master Fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the Master Fund’s investment adviser and its affiliates. When investing in Central Funds, the Master Fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the Master Fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The Master Fund may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental-related events resulting from climate change or society’s response to environmental change, social conditions (e.g., labor relations, investment in human capital, accident prevention, changing customer behavior) or governance issues (e.g., board composition, significant breaches of international agreements, unsound business practices).
The Master Fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
For additional information regarding the Master Fund's principal investment strategies, please refer to the Master Fund’s prospectus, which is delivered together with this prospectus.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
5

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Master Fund, the Fund indirectly owns the investments made by the Master Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Master Fund. The Fund's investment performance is affected by the Master Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Master Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Master Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
6

Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
7

Master-Feeder Risk. Other “feeder” funds also may invest in the Master Fund, which may negatively affect investment performance. A larger feeder fund could have more voting power than the Fund over the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder fund shareholders, including the Fund.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. If the Fund invests all of its assets in an investment company, LFI does not charge an investment advisory fee. For the fiscal year ended December 31, 2022, the Fund did not pay an investment advisory fee to LFI. The Fund invests its assets in the Master Fund, another investment company, (a “Master-Feeder structure”). If the Fund ceased to operate in the Master-Feeder structure, LFI upon the approval of the Board, would provide the Fund with investment advisory services, either directly or with a sub-adviser, and would receive an investment advisory fee.
8

The investment adviser to the Master Fund, its total annual management fee for the most recently completed fiscal year, and portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Master Fund Adviser
Capital Research and Management CompanySM (“CRMC”), 333 South Hope Street, Los Angeles, California
90071, is the investment adviser to the Master Fund and other mutual funds, including the American
Funds®. CRMC, an experienced investment management organization founded in 1931, is wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2022, CRMC had more than $2.1 trillion in assets under management.

Master Fund Total Annual Management Fee
Growth-Income Fund: Aggregate management fee paid to CRMC for the Master Fund’s fiscal year ended
December 31, 2022, was 0.25% of the Master Fund’s average daily net assets. Please see the financial highlights table in the Master Fund's Prospectus or its annual report for details.

Portfolio Managers
CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio is divided into segments, which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Master Fund's objective, policies, and restrictions, and with the oversight of the appropriate investment related commit-
tees of CRMC and its investment divisions. In addition, CRMC's research professionals may make invest-
ment decisions with respect to a portion of the Master Fund's portfolio.

Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager's Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Donald D. O'Neal, Co-President and Trustee	Partner, Capital International Inves- tors	17 years	An equity portfolio manager	37	37
Keiko McKibben, Vice President	Partner, Capital Research Global Investors	8 years (plus 10 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	24	28
Charles E. Ellwein	Partner, Capital Research Global Investors	7 years (plus 8 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	16	26
J. Blair Frank	Partner, Capital Research Global Investors	16 years	An equity portfolio manager	28	29
William L. Robbins	Partner, Capital International Inves- tors	10 years (plus 12 years of prior experience as an invest- ment analyst for the fund)	An equity portfolio manager	27	30
Carlos A. Schonfeld	Partner, Capital International Inves- tors	8 years	An equity portfolio manager	24	24
The Fund may have a name, investment objective, and investment policy that is very similar to certain publicly available mutual fund. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
9

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
10

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
For information on the Master Fund's frequent trading procedures, please see the Master Fund's prospectus and SAI.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers one class of shares: Service Class II. The Service Class II shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class II shares pay annual amounts not exceeding 0.75% of the average daily net assets of the Service Class II shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class II, for activities primarily intended to sell Service Class II shares or variable contracts offering Service Class II shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class II assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Service Class II shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American Growth-Income Fund Service Class II
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 27.805	$ 23.052	$ 22.114	$ 18.858	$ 20.367
Income (loss) from investment operations:
Net investment income[1]	0.224	0.202	0.224	0.305	0.253
Net realized and unrealized gain (loss)	(4.916)	5.239	2.495	4.471	(0.592)
Total from investment operations	(4.692)	5.441	2.719	4.776	(0.339)
Less dividends and distributions from:
Net investment income	(0.574)	(0.199)	(0.289)	(0.537)	(0.293)
Net realized gain	(0.238)	(0.489)	(1.492)	(0.983)	(0.877)
Total dividends and distributions	(0.812)	(0.688)	(1.781)	(1.520)	(1.170)
Net asset value, end of period	$ 22.301	$ 27.805	$ 23.052	$ 22.114	$ 18.858
Total return[2]	(16.80%)	23.69%	13.14%	25.70%	(2.15%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,093,085	$1,330,283	$1,063,359	$876,618	$593,581
Ratio of expenses to average net assets[3]	0.60%	0.60%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	0.94%	0.78%	1.05%	1.44%	1.20%
Portfolio turnover	7%	6%	5%	2%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. Additional information regarding the Master Fund is set forth in the Master Fund's statement of additional information (“SAI”). The Fund will provide a free copy of its SAI and the Master Fund's SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP American Income Allocation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American Income Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Income Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Income Allocation Fund (the “Fund”) is to seek a high level of current income with some consideration given to growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses (AFFE)	0.27%	0.27%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.61%	0.96%
Less Fee Waiver[2]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.57%	0.92%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.04% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$58	$191	$336	$758
Service Class	$94	$302	$527	$1,174
LVIP American Income Allocation Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying Funds are series of the American Funds® family of funds. The Fund, under normal circumstances, invests approximately 40% of its assets in Underlying Funds that invest primarily in equity securities (stocks) and approximately 60% of its assets in Underlying Funds that invest primarily in fixed income securities (bonds).
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds or rules-based strategy funds). Through its investment in Underlying Funds, the Fund allocates a large percentage of assets in domestic and foreign fixed income securities (bonds), including securities backed by the U.S. Treasury, mortgage-backed securities and high yield securities (otherwise known as “junk” bonds). Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced contracts). Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.
The Fund allocates a smaller percentage of assets to Underlying Funds that invest in domestic and foreign equity securities (stocks) with growth and value characteristics. The foreign equity securities may include companies in emerging markets.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
2LVIP American Income Allocation Fund

•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often
LVIP American Income Allocation Fund3

considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	9.70%
Lowest Quarterly Return	Q2 2022	(8.96%)
4LVIP American Income Allocation Fund

Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP American Income Allocation Fund – Standard Class	-13.39%	3.41%	4.70%
LVIP American Income Allocation Fund – Service Class	-13.70%	3.05%	4.33%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Income Allocation Composite (reflects no deductions for fees, expenses or taxes)	-14.46%	3.41%	5.07%
*
The Income Allocation Composite, an index compiled by the Fund's Adviser, is constructed as follows: 60% Bloomberg U.S. Aggregate Bond Index, 30% S&P 500® Index, and 10% MSCI EAFE® NR Index. The Income Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP American Income Allocation Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income with some consideration given to growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying Funds are series of the American Funds® family of funds. The Fund, under normal circumstances, invests approximately 40% of its assets in Underlying Funds that invest primarily in equity securities (stocks) and approximately 60% of its assets in Underlying Funds that invest primarily in fixed income securities (bonds).
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds or rules-based strategy funds). Through its investment in Underlying Funds, the Fund allocates a large percentage of assets in domestic and foreign fixed income securities (bonds), including securities backed by the U.S. Treasury, mortgage-backed securities and high yield securities (otherwise known as “junk” bonds). Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced contracts). The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the Fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The mortgage-related securities primarily are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that have a high credit rating.
Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, so that principal and interest adjust to reflect changes in the index.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets, and securities that are rated Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation or are unrated but determined to be of equivalent quality by the Underlying Fund's investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower quality credit than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase. The countries included in this definition will change over time.
The Fund allocates a smaller percentage of assets to Underlying Funds that invest in domestic and foreign equity securities (stocks) with growth and value characteristics. The foreign equity securities may include companies in emerging markets.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
6

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of
8

inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
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Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.21% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Manager	Jay Shearon, Jason Forsythe and Alex Zeng are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets. Capital Research and Management CompanySM, the adviser of the American Funds Insurance Series and American Funds retail funds, does not act as sub-adviser to the Fund or as a consultant to LFI. Capital Research and Management CompanySM is not affiliated with LFI or the Fund.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
11

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
12

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American Income Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.143	$ 12.804	$ 11.701	$ 11.012	$ 11.770
Income (loss) from investment operations:
Net investment income[1]	0.261	0.198	0.226	0.267	0.229
Net realized and unrealized gain (loss)	(2.036)	0.745	1.415	1.287	(0.526)
Total from investment operations	(1.775)	0.943	1.641	1.554	(0.297)
Less dividends and distributions from:
Net investment income	(0.275)	(0.409)	(0.281)	(0.286)	(0.258)
Net realized gain	(0.508)	(0.195)	(0.257)	(0.579)	(0.203)
Total dividends and distributions	(0.783)	(0.604)	(0.538)	(0.865)	(0.461)
Net asset value, end of period	$ 10.585	$ 13.143	$ 12.804	$ 11.701	$ 11.012
Total return[2]	(13.39%)	7.39%	14.17%	14.30%	(2.57%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,139	$12,452	$11,783	$10,924	$8,626
Ratio of expenses to average net assets[3]	0.30%	0.28%	0.29%	0.28%	0.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.34%	0.33%	0.34%	0.33%	0.33%
Ratio of net investment income to average net assets	2.25%	1.49%	1.87%	2.28%	1.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.21%	1.44%	1.82%	2.23%	1.90%
Portfolio turnover	91%	18%	25%	17%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP American Income Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.130	$ 12.793	$ 11.694	$ 11.009	$ 11.764
Income (loss) from investment operations:
Net investment income[1]	0.221	0.151	0.184	0.225	0.188
Net realized and unrealized gain (loss)	(2.034)	0.743	1.411	1.285	(0.525)
Total from investment operations	(1.813)	0.894	1.595	1.510	(0.337)
Less dividends and distributions from:
Net investment income	(0.233)	(0.362)	(0.239)	(0.246)	(0.215)
Net realized gain	(0.508)	(0.195)	(0.257)	(0.579)	(0.203)
Total dividends and distributions	(0.741)	(0.557)	(0.496)	(0.825)	(0.418)
Net asset value, end of period	$ 10.576	$ 13.130	$ 12.793	$ 11.694	$ 11.009
Total return[2]	(13.70%)	7.01%	13.77%	13.90%	(2.91%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$163,849	$212,910	$209,799	$194,599	$178,751
Ratio of expenses to average net assets[3]	0.65%	0.63%	0.64%	0.63%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.69%	0.68%	0.69%	0.68%	0.68%
Ratio of net investment income to average net assets	1.90%	1.14%	1.52%	1.93%	1.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.86%	1.09%	1.47%	1.88%	1.55%
Portfolio turnover	91%	18%	25%	17%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP American International Fund
Service Class II
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American International Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American International Fund
(Service Class II)
Summary
Investment Objective
The investment objective of the LVIP American International Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Service Class II shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.49%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[2]	0.12%
Total Annual Fund Operating Expenses[3]	1.16%
1
Reflects the Management Fees paid by the Master Fund to its investment adviser. Because the Fund invests all of its investable assets (i.e., securities and cash) in the Master Fund, no advisory fees are charged to the Fund.
2
Reflects the aggregate expenses of the Fund and the Master Fund.
3
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table in the most recent shareholder report. The Financial Highlights table reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

1 year	3 years	5 years	10 years
$118	$368	$638	$1,409
Portfolio Turnover
The Master Fund (defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (the “Master Fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
LVIP American International Fund1

The Master Fund is the International Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide long-term growth of capital. The Fund invests all of its assets in Class 1 shares of the Master Fund. The Master Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging market countries, that the Master Fund's investment adviser believes have the potential for growth.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
For additional information regarding the Master Fund's principal investment strategies, please refer to the Master Fund’s prospectus, which is delivered together with this prospectus.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Master Fund, the Fund indirectly owns the investments made by the Master Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Master Fund. The Fund's investment performance is affected by the Master Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Master Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Master Fund's principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
2LVIP American International Fund

•
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•
Master-Feeder Risk. Other “feeder” funds also may invest in the Master Fund, which may negatively affect investment performance. A larger feeder fund could have more voting power than the Fund over the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder fund shareholders, including the Fund.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Service Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Service Class II compares with those of a broad measure of market performance. The bar chart shows performance of the Fund's Service Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	21.60%
Lowest Quarterly Return	Q1 2020	(24.67%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP American International Fund	-21.07%	-1.40%	3.53%
MSCI All Country World ex USA Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-16.00%	0.88%	3.80%
LVIP American International Fund3

Investment Adviser
The Fund operates as a “feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Master Fund Investment Adviser: Capital Research and Management Company
Portfolio Managers

Portfolio Managers of Master Fund	Company Title	Experience with Master Fund
Sung Lee, Senior Vice President	Partner, Capital Research Global Investors	Since 2005
Nicholas J. Grace	Partner, Capital Research Global Investors	Since 2021
Renaud H. Samyn, Vice President	Partner, Capital Research Global Investors	Since 2014
Christopher Thomsen	Partner, Capital Research Global Investors	Since 2005
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP American International Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (the “Master Fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Master Fund is the International Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide long-term growth of capital. The Fund invests all of its assets in Class 1 shares of the Master Fund. The Master Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets countries, that the Master Fund's investment adviser believes have the potential for growth. The Master Fund may also invest in securities of foreign issuers in the form of depositary receipts or other instruments by which the Master Fund may obtain exposure to equity investments in local markets. Although the Master Fund focuses on investments in medium to larger capitalization companies, the Master Fund's investments are not limited to companies with a particular capitalization size.
The Master Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Master Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management CompanySM, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The Master Fund’s investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the Master Fund may invest without limitation in such instruments. A larger amount of such holdings could moderate the Master Fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the Master Fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Fund may invest in other funds managed by its investment adviser or the adviser's affiliates (”Central Funds“) to more effectively invest in a diversified set of securities in a specific asset class such as money market investments, bonds and other securities. Shares of Central Funds are only offered for purchase to the Master Fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. When investing in Central Funds, the Master Fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the Master Fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The Master Fund may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental-related events resulting from climate change or society’s response to environmental change, social conditions (e.g., labor relations, investment in human capital, accident prevention, changing customer behavior) or governance issues (e.g., board composition, significant breaches of international agreements, unsound business practices).
The Master Fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
For additional information regarding the Master Fund's principal investment strategies, please refer to the Master Fund’s prospectus, which is delivered together with this prospectus.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
5

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Master Fund, the Fund indirectly owns the investments made by the Master Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Master Fund. The Fund's investment performance is affected by the Master Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Master Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Master Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
Master-Feeder Risk. Other “feeder” funds also may invest in the Master Fund, which may negatively affect investment performance. A larger feeder fund could have more voting power than the Fund over the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder fund shareholders, including the Fund.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide
7

its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. If the Fund invests all of its assets in an investment company, LFI does not charge an investment advisory fee. For the fiscal year ended December 31, 2022, the Fund did not pay an investment advisory fee to LFI. The Fund invests its assets in the Master Fund, another investment company, (a “Master-Feeder structure”). If the Fund ceased to operate in the Master-Feeder structure, LFI upon the approval of the Board, would provide the Fund with investment advisory services, either directly or with a sub-adviser, and would receive an investment advisory fee.
The investment adviser to the Master Fund, its total annual management fee for the most recently completed fiscal year, and portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Master Fund Adviser
Capital Research and Management CompanySM (”CRMC“), 333 South Hope Street, Los Angeles, California
90071, is the investment adviser to the Master Fund and other mutual funds, including the American
Funds®. CRMC, an experienced investment management organization founded in 1931, is wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2022, CRMC had more than $2.1 trillion in assets under management.

Master Fund Total Annual Management Fee
International Fund: Aggregate management fee paid to CRMC for the Master Fund’s fiscal year ended
December 31, 2022, was 0.49% of the Master Fund’s average daily net assets. Please see the financial highlights table in the Master Fund's Prospectus or its annual report for details.

Portfolio Managers
CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio is divided into segments, which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Master Fund's objective, policies, and restrictions, and with the oversight of the appropriate investment related commit-
tees of CRMC and its investment divisions. In addition, CRMC's research professionals may make invest-
ment decisions with respect to a portion of the Master Fund's portfolio.

Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager's Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Sung Lee	Senior Vice President and Partner, Capital Research Global Investors	17 years	An equity portfolio manager	28	28
Nicolas J. Grace	Partner, Capital Research Global Investors	4 years (plus 9 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	28	32
Renaud H. Samyn	Partner, Capital Research Global Investors	9 years (plus 5 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	21	21
Christopher Thomsen	Partner, Capital Research Global Investors	17 years	An equity portfolio manager	25	25
The Fund may have a name, investment objective, and investment policy that is very similar to certain publicly available mutual funds. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
8

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
9

discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
For information on the Master Fund's frequent trading procedures, please see the Master Fund's prospectus and SAI.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers one class of shares: Service Class II. The Service Class II shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class II shares pay annual amounts not exceeding 0.75% of the average daily net assets of the Service Class II shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class II, for activities primarily intended to sell Service Class II shares or variable contracts offering Service Class II shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class II assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
10

intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Service Class II shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American International Fund Service Class II
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 16.103	$ 16.769	$ 15.125	$ 12.886	$ 15.486
Income (loss) from investment operations:
Net investment income[1]	0.197	0.362	0.040	0.160	0.222
Net realized and unrealized gain (loss)	(3.598)	(0.672)	1.947	2.697	(2.304)
Total from investment operations	(3.401)	(0.310)	1.987	2.857	(2.082)
Less dividends and distributions from:
Net investment income	(0.315)	(0.355)	(0.037)	(0.190)	(0.390)
Net realized gain	(0.050)	(0.001)	(0.306)	(0.428)	(0.128)
Total dividends and distributions	(0.365)	(0.356)	(0.343)	(0.618)	(0.518)
Net asset value, end of period	$ 12.337	$ 16.103	$ 16.769	$ 15.125	$ 12.886
Total return[2]	(21.07%)	(1.84%)	13.57%	22.44%	(13.50%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$269,139	$296,356	$294,834	$266,077	$214,325
Ratio of expenses to average net assets[3]	0.62%	0.62%	0.64%	0.64%	0.63%
Ratio of net investment income to average net assets	1.49%	2.11%	0.29%	1.11%	1.47%
Portfolio turnover	7%	7%	8%	8%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. Additional information regarding the Master Fund is set forth in the Master Fund's SAI, as may be amended and/or supplemented. The Fund will provide a free copy of its SAI and the Master Fund's SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP American Preservation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP American Preservation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Preservation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Preservation Fund (the “Fund”) is to seek current income, consistent with the preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.26%	0.26%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.57%	0.92%
Less Fee Waiver[2]	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.50%	0.85%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for a one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$51	$176	$311	$707
Service Class	$87	$286	$502	$1,125
LVIP American Preservation Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest in U.S. and foreign fixed income securities (bonds). The Underlying Funds are series of the American Funds® family of funds.
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds or rules-based strategy funds). Through its investments in Underlying Funds, the Fund allocates to a mix of Underlying Funds in different combinations and weightings. The Fund pursues its objective by investing primarily in Underlying Funds that have a broad range of debt obligations with short-term (0-5 years) and medium-term (5-15 years) maturities issued by the U.S. government, securities of corporate issuers, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced contracts). The Fund allocates a smaller percentage of its assets to Underlying Funds that invest in asset-backed securities, foreign securities and high yield securities (otherwise known as “junk” bonds). Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.
At least on an annual basis, the Adviser will reassess and make any necessary revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, credit quality, sector exposure, interest rate risk or duration, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess the suitability of each Underlying Fund as an investment.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
2LVIP American Preservation Fund

•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
LVIP American Preservation Fund3

•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q1 2020	2.23%
Lowest Quarterly Return	Q3 2022	(2.94%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP American Preservation Fund – Standard Class	-6.65%	0.69%	0.84%
LVIP American Preservation Fund – Service Class	-6.97%	0.34%	0.49%
Bloomberg U.S. Government/Credit 1-3 Year Index (reflects no deductions for fees, expenses or taxes)	-3.69%	0.92%	0.88%
Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Maria Ma, CFA	Vice President and Managing Director	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4LVIP American Preservation Fund

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP American Preservation Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek current income consistent with the preservation of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest in U.S. and foreign fixed income securities (“bonds”). The Underlying Funds are series of the American Funds® family of funds.
Lincoln Financial Investments Corporation (the “Adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds or rules-based strategy funds). Through its investments in Underlying Funds, the Fund allocates to a mix of Underlying Funds in different combinations and weightings. The Fund pursues its objective by investing primarily in Underlying Funds that have a broad range of debt obligations with short-term (0-5 years) and medium-term (5-15 years) maturities issued by the U.S. government, securities of corporate issuers, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities. The Fund allocates a smaller percentage of its assets to Underlying Funds that invest in asset-backed securities, foreign securities and high yield securities (otherwise known as “junk” bonds). Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, so that principal and interest adjust to reflect changes in the index.
U.S. government obligations are debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.
U.S. government agency obligations are debt securities issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support.
Corporate debt obligations are non-convertible corporate debt securities (i.e., bonds and debentures), which are issued by companies both foreign and domestic.
U.S. Treasuries are debt securities backed by the U.S. Treasury or the full faith and credit of the U.S. government and are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market value for these securities will fluctuate with changes in interest rates.
Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of the securities (such as to-be-announced contracts). The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the Fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy.
Foreign securities include debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities.
At least on an annual basis, the Adviser will reassess and make any necessary revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, credit quality, sector exposure, interest rate risk or duration, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess the suitability of each Underlying Fund as an investment.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
6

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
7

Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
8

Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
9

Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.18% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Manager	Maria Ma is responsible for the day-to-day management of the Fund's assets.

Maria Ma, CFA, is Vice President, Managing Director and Fixed Income & International Equity Portfolio
Manager within LFI. Ms. Ma joined LFI in 2015 and is a member of LFI’s Investment Committee, Deriva-
tives Committee, and Asset Allocation Committee, among others. In addition, Ms. Ma serves on the invest-
ment sub-committee for Lincoln’s Defined Benefit Plan. Prior to joining LFI, Ms. Ma spent nine years with
SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager port-
folio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from
NanKai University in China and an M.S. in finance from Boston College. Ms. Ma also is a Chartered Finan-
cial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
10

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
11

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
12

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP American Preservation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.001	$ 10.316	$ 9.904	$ 9.699	$ 9.798
Income (loss) from investment operations:
Net investment income[1]	0.198	0.091	0.158	0.215	0.189
Net realized and unrealized gain (loss)	(0.863)	(0.144)	0.418	0.213	(0.106)
Total from investment operations	(0.665)	(0.053)	0.576	0.428	0.083
Less dividends and distributions from:
Net investment income	(0.204)	(0.262)	(0.164)	(0.223)	(0.182)
Net realized gain	(0.023)	—	—	—	—
Return of capital	(0.002)	—	—	—	—
Total dividends and distributions	(0.229)	(0.262)	(0.164)	(0.223)	(0.182)
Net asset value, end of period	$ 9.107	$ 10.001	$ 10.316	$ 9.904	$ 9.699
Total return[2]	(6.65%)	(0.52%)	5.82%	4.41%	0.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$305	$352	$672	$222	$187
Ratio of expenses to average net assets[3]	0.24%	0.20%	0.21%	0.21%	0.20%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[3]	0.31%	0.30%	0.31%	0.31%	0.30%
Ratio of net investment income to average net assets	2.08%	0.89%	1.53%	2.16%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.01%	0.79%	1.43%	2.06%	1.84%
Portfolio turnover	45%	15%	13%	22%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
13

	LVIP American Preservation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.000	$ 10.314	$ 9.906	$ 9.700	$ 9.798
Income (loss) from investment operations:
Net investment income[1]	0.164	0.055	0.121	0.180	0.155
Net realized and unrealized gain (loss)	(0.862)	(0.143)	0.417	0.214	(0.106)
Total from investment operations	(0.698)	(0.088)	0.538	0.394	0.049
Less dividends and distributions from:
Net investment income	(0.169)	(0.226)	(0.130)	(0.188)	(0.147)
Net realized gain	(0.023)	—	—	—	—
Return of capital	(0.002)	—	—	—	—
Total dividends and distributions	(0.194)	(0.226)	(0.130)	(0.188)	(0.147)
Net asset value, end of period	$ 9.108	$ 10.000	$ 10.314	$ 9.906	$ 9.700
Total return[2]	(6.97%)	(0.86%)	5.44%	4.06%	0.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$678,238	$779,341	$802,996	$675,087	$662,105
Ratio of expenses to average net assets[3]	0.59%	0.55%	0.56%	0.56%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.65%	0.66%	0.66%	0.65%
Ratio of net investment income to average net assets	1.73%	0.54%	1.18%	1.81%	1.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.66%	0.44%	1.08%	1.71%	1.49%
Portfolio turnover	45%	15%	13%	22%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
15

Lincoln Variable Insurance Products Trust
LVIP Baron Growth Opportunities Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Baron Growth Opportunities Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Baron Growth Opportunities Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Baron Growth Opportunities Fund (the “Fund”) is to seek capital appreciation through long-term investments in securities of small-sized companies with undervalued assets or favorable growth prospects.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	1.00%	1.00%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	1.07%	1.32%
Less Fee Waiver[1,2]	(0.17%)	(0.17%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.90%	1.15%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.11% on the first $250 million of the Fund's average daily net assets; 0.16% on the next $250 million of the Fund's average daily net assets; 0.21% on the next $200 million of the Fund's average daily net assets; 0.22% on the next $50 million of the Fund's average daily net assets; and 0.27% in excess of $750 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
2
The Fee Waiver was restated to reflect the current fee waiver of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$92	$323	$574	$1,290
Service Class	$117	$402	$707	$1,575
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
LVIP Baron Growth Opportunities Fund1

Principal Investment Strategies
BAMCO, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund invests primarily by purchasing common stock issued by U.S. growth companies that, at the time of purchase, are small-sized companies. The Sub-Adviser defines small-sized companies as those with market capitalizations up to the largest market cap stock in the Russell 2000® Growth Index at reconstitution, or companies with market capitalizations up to $2.5 billion, whichever is larger. The Fund may continue to hold investments after their issuers exceed these market cap limits, so securities of mid-sized companies may constitute a substantial portion of the Fund’s portfolio.
The Sub-Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Large Position Risk. Holding relatively large positions in companies may result in holding a significant part of a company’s total outstanding stock. Accordingly, sales of the stock, by the fund or others, could adversely affect the stock’s price, leading to greater volatility for the investment.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
2LVIP Baron Growth Opportunities Fund

Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	28.79%
Lowest Quarterly Return	Q1 2020	(23.39%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Baron Growth Opportunities Fund – Standard Class	-25.64%	9.39%	11.54%
LVIP Baron Growth Opportunities Fund – Service Class	-25.83%	9.12%	11.26%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	-26.36%	3.51%	9.20%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: BAMCO, Inc.
Portfolio Managers

BAMCO, Inc. Portfolio Managers	Company Title	Experience with Fund
Neal Rosenberg	Vice President and Co-Portfolio Manager	Since October 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Baron Growth Opportunities Fund3

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation through long-term investments in securities of small-sized companies with undervalued assets or favorable growth prospects. This objective is non-fundamental and may be changed without shareholder approval.
BAMCO, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund invests primarily by purchasing common stock issued by U.S. growth companies that, at the time of purchase, are small-sized companies. The Sub-Adviser defines small-sized companies as those with market capitalizations up to the largest market cap stock in the Russell 2000® Growth Index at reconstitution, or companies with market capitalizations up to $2.5 billion, whichever is larger. The Fund may continue to hold investments after their issuers exceed these market cap limits, so securities of mid-sized companies may constitute a substantial portion of the Fund’s portfolio.
The Sub-Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
4

Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Large Position Risk. Holding relatively large positions in companies may result in holding a significant part of a company’s total outstanding stock. Accordingly, sales of the stock, by the fund or others, could adversely affect the stock’s price, leading to greater volatility for the investment.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
5

A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio manager are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.85% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
BAMCO, Inc., 767 Fifth Avenue, 49th Floor, New York, New York 10153. BAMCO, Inc. has been responsible for the day-to-day management of the Fund since its inception. As of December 31, 2022, BAMCO, Inc.
managed $32.6 million in assets.

BAMCO, Inc. Portfolio Managers	Neal Rosenberg is responsible for the day-to-day management of the Fund's assets.

Neal Rosenberg is a Vice President and Co-Portfolio Manager of BAMCO, Inc. Mr. Rosenberg joined
BAMCO, Inc. in 2006 as a research analyst and has 19 years of research experience. Mr. Rosenberg gradu-
ated summa cum laude from the Wharton School of the University of Pennsylvania with a B.S. in Econom-
ics in 2002 and with an M.B.A. in 2003.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2021.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do
6

not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class
7

shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
8

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Baron Growth Opportunities Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 95.264	$ 81.827	$ 62.157	$ 46.700	$ 50.365
Income (loss) from investment operations:
Net investment income (loss)[1]	0.033	(0.255)	(0.198)	0.050	0.012
Net realized and unrealized gain (loss)	(24.952)	15.744	21.270	17.014	(1.427)
Total from investment operations	(24.919)	15.489	21.072	17.064	(1.415)
Less dividends and distributions from:
Net realized gain	(5.369)	(2.052)	(1.402)	(1.607)	(2.250)
Total dividends and distributions	(5.369)	(2.052)	(1.402)	(1.607)	(2.250)
Net asset value, end of period	$ 64.976	$ 95.264	$ 81.827	$ 62.157	$ 46.700
Total return[2]	(25.64%)	19.02%	34.41%	36.72%	(3.70%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$59,697	$78,495	$69,487	$71,190	$50,558
Ratio of expenses to average net assets	0.92%	0.89%	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.07%	1.06%	1.07%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets	0.04%	(0.28%)	(0.32%)	0.08%	0.02%
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.11%)	(0.45%)	(0.46%)	(0.06%)	(0.13%)
Portfolio turnover	3%	2%	1%	6%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

9

	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 91.567	$ 78.916	$ 60.140	$ 45.337	$ 49.069
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.141)	(0.460)	(0.347)	(0.090)	(0.118)
Net realized and unrealized gain (loss)	(23.996)	15.163	20.525	16.500	(1.364)
Total from investment operations	(24.137)	14.703	20.178	16.410	(1.482)
Less dividends and distributions from:
Net realized gain	(5.369)	(2.052)	(1.402)	(1.607)	(2.250)
Total dividends and distributions	(5.369)	(2.052)	(1.402)	(1.607)	(2.250)
Net asset value, end of period	$ 62.061	$ 91.567	$ 78.916	$ 60.140	$ 45.337
Total return[2]	(25.83%)	18.72%	34.08%	36.38%	(3.93%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$709,587	$969,345	$867,155	$710,636	$540,704
Ratio of expenses to average net assets	1.17%	1.14%	1.18%	1.18%	1.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.32%	1.31%	1.32%	1.32%	1.33%
Ratio of net investment (loss) to average net assets	(0.21%)	(0.53%)	(0.57%)	(0.17%)	(0.23%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.36%)	(0.70%)	(0.71%)	(0.31%)	(0.38%)
Portfolio turnover	3%	2%	1%	6%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

10

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
11

Lincoln Variable Insurance Products Trust
LVIP BlackRock Dividend Value Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Dividend Value Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”) is to seek reasonable income by investing primarily in income-producing equity securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.71%	0.71%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses (including AFFE)	0.79%	1.04%
Less Fee Waiver[1]	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.64%	0.89%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.125% on the first $750 million of the Fund’s average daily net assets; and 0.160% of the Fund’s average daily net assets in excess of $750 million. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$65	$237	$424	$964
Service Class	$91	$316	$559	$1,257
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
LVIP BlackRock Dividend Value Managed Volatility Fund1

Principal Investment Strategies
The Fund, under normal circumstances, seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. BlackRock Investment Management LLC (“BlackRock” or the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to each investment strategy. The Adviser allocates approximately 75% of the portion of the Fund’s assets not subject to the overlay to the “equity dividend” strategy and approximately 25% of the portion of the Fund’s assets not subject to the overlay to the “select dividend” strategy. These allocations are subject to change at the sole discretion of the Adviser.
The Fund generally will employ a value-oriented analysis and, under normal circumstances, will invest at least 80% of its net assets in large capitalization, dividend paying, equity securities. The Fund may invest in securities of companies with any market capitalization, but generally focuses on large-cap securities. The Fund also may invest in convertible securities and non-convertible preferred stock. Equity securities include common stock (both growth and value stocks), preferred stock, or securities convertible into common stock. The Fund may invest up to 25% of the Fund’s assets in securities of foreign issuers. The Fund may invest in securities from any country, including emerging markets. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Fund’s primary U.S. benchmark index.
For the “equity dividend” strategy, BlackRock selects investments that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both, instead of those that will favor current income over capital appreciation.
For the “select dividend” strategy, BlackRock uses a quantitative, index-oriented approach to replicate the securities included in the Dow Jones U.S. Select Dividend Index, which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
2LVIP BlackRock Dividend Value Managed Volatility Fund

•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that
LVIP BlackRock Dividend Value Managed Volatility Fund3

the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	17.48%
Lowest Quarterly Return	Q1 2020	(17.72%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP BlackRock Dividend Value Managed Volatility Fund – Standard Class	-2.28%	5.84%	7.26%
LVIP BlackRock Dividend Value Managed Volatility Fund – Service Class	-2.53%	5.57%	6.99%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-7.54%	6.67%	10.29%
4LVIP BlackRock Dividend Value Managed Volatility Fund

Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

BlackRock Portfolio Managers	Company Title	Experience with Fund
Tony DeSpirito	Managing Director	Since October 2014
Paul Whitehead	Managing Director	Since May 2022
Peter Sietsema	Director and Senior Portfolio Manager	Since January 2023
David Zhao	Managing Director	Since September 2017

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP BlackRock Dividend Value Managed Volatility Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek reasonable income by investing primarily in income-producing equity securities. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. BlackRock Investment Management LLC (“BlackRock” or the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to each investment strategy. The Adviser allocates approximately 75% of the portion of the Fund’s assets not subject to the overlay to the “equity dividend” strategy and approximately 25% of the portion of the Fund’s assets not subject to the overlay to the “select dividend” strategy. These allocations are subject to change at the discretion of the Adviser.
The Fund generally will employ a value-oriented analysis and, under normal circumstances, will invest at least 80% of its net assets in large capitalization, dividend paying, equity securities. The Fund may invest in securities of companies with any market capitalization, but generally focuses on large-cap securities. The Fund also may invest in convertible securities and non-convertible preferred stock. Equity securities include common stock (both growth and value stocks), preferred stock, or securities convertible into common stock. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (“debt security convertibles”) or dividends (“preferred stock”). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock also may be convertible into common stock. The Fund may invest up to 25% of the Fund’s assets in securities of foreign issuers. The Fund may invest in securities from any country, including emerging markets. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Fund’s primary U.S. benchmark index.
For the “equity dividend” strategy, BlackRock selects investments that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both, instead of those that will favor current income over capital appreciation.
For the “select dividend” strategy, BlackRock uses a quantitative, index-oriented approach to replicate the securities included in the Dow Jones U.S. Select Dividend Index, which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
6

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in dividend paying securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
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Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
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Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Advisers: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.57% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

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Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
BlackRock Investment Management, LLC (“BlackRock”) is located at 1 University Square Drive, Princeton,
NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $8.6 trillion in assets under management as of December 31, 2022.

BlackRock Portfolio Managers	Tony DeSpirito, Peter Sietsema, Paul Whitehead and David Zhao are responsible for the day-to-day man- agement of the portion of the Fund's assets allocated to BlackRock.

Tony DeSpirito is a Managing Director and joined BlackRock in 2014. Mr. DeSpirito is Chief Investment
Officer for the Fundamental Active Equity business of BlackRock's Active Equities Group, Head of the U.S.
Income & Value pillar and the lead Portfolio Manager for the BlackRock Equity Dividend portfolios. Mr.
DeSpirito earned his B.S., summa cum laude, from the Wharton School of Business of the University of
Pennsylvania and his J.D., magna cum laude, from Harvard Law School.

Peter Sietsema CFA, is the Head of Sub-Advised, U.S. Institutional, and Canada/LatAM ETF Portfolio Man-
agement and leverages market expertise, a deep understanding of benchmark methodologies, and technol-
ogy to consistently deliver precise investment performance. Mr. Sietsema earned a B.S. in business administration from California State University, Sacramento, in 2001. He is a CFA charter holder and holds the FINRA Series 7 and 63 licenses.

Paul Whitehead, Managing Director, Co-Head of Index Equity. Mr. Whitehead is the Co-Head of the
BlackRock’s ETF and Index Investments business. He is responsible for overseeing the management of
Institutional and iShares funds. Mr. Whitehead was previously the Global Head of Equity Trading and the
Global Head of Transition Management within BlackRock's Global Trading Group. Mr. Whitehead's service with the firm dates back to 1996, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to assuming his current role, Mr. Whitehead was Head of Americas Equity
Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange
Traded funds, and Transition Management mandates. Mr. Whitehead represents BlackRock on the board of
Luminex, a buy-side owned Alternative Trading System launched in 2015. Mr. Whitehead earned a B.S. in economics at the University of Colorado in 1993.

David Zhao, is a Managing Director and joined BlackRock in 2016. Mr. Zhao is Co-Director of Research for
the US Income & Value pillar within the Fundamental Active Equity business of BlackRock's Active Equities
Group. Mr. Zhao is a Portfolio Manager for the BlackRock Equity Dividend portfolios. He also has partial research coverage for the information technology and communication services sectors. Prior to joining
BlackRock, Mr. Zhao was a Global Equity Senior Research Analyst and Principal at Pzena Investment Man-
agement covering Technology, US Banks/Brokers, Medical Technology, Non-Life Insurance, Financial Tech-
nology and select Industrials. Mr. Zhao holds a B.A. of Arts with degrees in Economics and Computer
Information Systems and graduated Cum Laude from Northwestern University.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Managers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

11

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
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Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another
13

mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 24.007	$ 20.691	$ 20.923	$ 18.789	$ 20.918
Income (loss) from investment operations:
Net investment income[2]	0.461	0.407	0.425	0.442	0.451
Net realized and unrealized gain (loss)	(1.130)	4.367	(0.203)	2.992	(2.107)
Total from investment operations	(0.669)	4.774	0.222	3.434	(1.656)
Less dividends and distributions from:
Net investment income	(0.501)	(0.510)	(0.409)	(0.381)	(0.473)
Net realized gain	(2.241)	(0.948)	(0.045)	(0.919)	—
Total dividends and distributions	(2.742)	(1.458)	(0.454)	(1.300)	(0.473)
Net asset value, end of period	$ 20.596	$ 24.007	$ 20.691	$ 20.923	$ 18.789
Total return[3]	(2.28%)	23.07%	1.12%	18.59%	(7.91%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$286,139	$320,848	$288,674	$305,230	$279,810
Ratio of expenses to average net assets	0.64%	0.64%	0.66%	0.67%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.78%	0.80%	0.80%	0.81%
Ratio of net investment income to average net assets	2.02%	1.70%	2.26%	2.20%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.56%	2.12%	2.07%	2.02%
Portfolio turnover	40%	37%	48%	40%	37%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

15

	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 23.935	$ 20.634	$ 20.871	$ 18.759	$ 20.881
Income (loss) from investment operations:
Net investment income[2]	0.402	0.345	0.376	0.391	0.397
Net realized and unrealized gain (loss)	(1.126)	4.352	(0.206)	2.982	(2.097)
Total from investment operations	(0.724)	4.697	0.170	3.373	(1.700)
Less dividends and distributions from:
Net investment income	(0.446)	(0.448)	(0.362)	(0.342)	(0.422)
Net realized gain	(2.241)	(0.948)	(0.045)	(0.919)	—
Total dividends and distributions	(2.687)	(1.396)	(0.407)	(1.261)	(0.422)
Net asset value, end of period	$ 20.524	$ 23.935	$ 20.634	$ 20.871	$ 18.759
Total return[3]	(2.53%)	22.76%	0.87%	18.30%	(8.14%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,452,868	$1,641,353	$1,524,745	$1,471,966	$910,794
Ratio of expenses to average net assets	0.89%	0.89%	0.91%	0.92%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.03%	1.05%	1.05%	1.06%
Ratio of net investment income to average net assets	1.77%	1.45%	2.01%	1.95%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.31%	1.87%	1.82%	1.77%
Portfolio turnover	40%	37%	48%	40%	37%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP BlackRock Global Allocation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP BlackRock Global Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Global Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Global Allocation Fund (the “Fund”) is to seek high total investment return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.64%	0.64%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses (AFFE)	0.02%	0.02%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.77%	1.02%
Less Expense Reimbursement[2]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.73%	0.98%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and Interest Expense on Short Sales) exceed 0.71% of the Funds average daily net assets for the Standard Class (and 0.96% for Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through June 17, 2024 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$75	$242	$424	$950
Service Class	$100	$321	$559	$1,244
LVIP BlackRock Global Allocation Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 144% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its investment objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world.
Lincoln Financial Investments Corporation serves as the Fund’s investment adviser. BlackRock Investment Management, LLC (“BlackRock” or “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal circumstances, invests in a portfolio of equity, debt and money market securities. Generally, the Fund’s portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants, or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that the Sub-Adviser believes are undervalued. The Fund may buy debt securities of varying maturities, debt securities paying a ﬁxed or ﬂuctuating rate of interest, and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, debt securities convertible into equity securities, inﬂation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. In addition, the Fund may invest up to 35% of its total assets in below investment grade securities (otherwise known as “junk” bonds), corporate loans, and distressed securities. The Fund may also invest in real estate investment trusts (“REITs”) and securities related to real assets (like real estate- or precious metals-related securities) such as stock, bonds, or convertible bonds issued by REITs or companies that mine precious metals.
When choosing investments, BlackRock considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Fund generally seeks diversiﬁcation across markets, industries and issuers as one of its strategies to reduce volatility. The Fund has no geographic limits on where it may invest. This ﬂexibility allows the Sub-Adviser to look for investments in markets around the world, including emerging markets, that it believes will provide the best asset allocation to meet the Fund’s objective. The Fund may invest in the securities of companies of any market capitalization.
Generally, the Fund may invest in the securities of corporate and governmental issuers located anywhere in the world. The Fund may emphasize foreign securities when the Sub-Adviser expects these investments to outperform U.S. securities. When choosing investment markets, the Sub-Adviser considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies. The Fund may underweight or overweight a currency based on the Sub-Adviser’s outlook.
The Fund’s composite benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. The Fund’s weighting in non-U.S. securities may often exceed the 40% composite benchmark weighting.
Under normal circumstances, the Fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries including the United States (but in no less than three different countries). For temporary defensive purposes, the Fund may deviate very substantially from the allocation described above.
The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund may invest in indexed securities and inverse securities. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in LVIP BlackRock Global Allocation Fund Cayman, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund formed
2LVIP BlackRock Global Allocation Fund

in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including ﬁxed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments.
The Fund may engage in frequent and active trading of its portfolio investments.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
LVIP BlackRock Global Allocation Fund3

•
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid.
•
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
•
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•
Commodities-Related Investment Risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investing in commodities, including through commodity-linked derivative instruments is speculative. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
•
Commodity-Related Subsidiary Tax Risk. The Fund will have exposure to commodity-related instruments through its investment in the Underlying Portfolios, which may invest in commodity-related instruments and other derivatives through a wholly-owned subsidiary of the Underlying Portfolios (“Subsidiary”) established in the Cayman Islands. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might not qualify as a regulated investment company and therefore, would be subject to federal income tax at the Fund level.
•
Subsidiary Risk. By investing in a subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The commodity-related instruments held by the Fund’s subsidiary (the “Subsidiary”) are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action
4LVIP BlackRock Global Allocation Fund

contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s prospectus and Statement of Additional Information (“SAI”) and could adversely affect the Fund.
•
Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
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Structured Notes Risk. Structured notes and other related instruments are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes a fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
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Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Short Sale Risk. Short sale strategies entail certain unique risks. Short sales involve the risk of loss by buying a security at a higher price than the price at which the Fund previously sold the security short. Because a loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. The Fund’s securities held long may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
LVIP BlackRock Global Allocation Fund5

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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	14.71%
Lowest Quarterly Return	Q1 2020	(12.65%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
LVIP BlackRock Global Allocation Fund – Standard Class	-15.38%	4.44%	4/29/19
LVIP BlackRock Global Allocation Fund – Service Class	-15.58%	4.21%	4/29/19
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.38%
BlackRock Global Allocation Composite (reflects no deductions for fees, expenses or taxes)	-15.64%	3.78%
*
The LVIP BlackRock Global Allocation Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 36% S&P 500® Index, 24% FTSE World (Ex US) Index, 24% ICE Bank of America 5-year U.S. Treasury Bond Index, and 16% FTSE Non-U.S. Dollar World Government Bond Index. The LVIP BlackRock Global Allocation Composite shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2022
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022

6LVIP BlackRock Global Allocation Fund

BlackRock Portfolio Managers	Company Title	Experience with Fund
Rick Rieder	Managing Director	Since April 2019
Russ Koesterich, CFA	Managing Director	Since April 2019
David Clayton, CFA	Managing Director	Since April 2019
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP BlackRock Global Allocation Fund7

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek high total investment return. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its investment objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world.
Lincoln Financial Investments Corporation serves as the investment adviser to the Fund. BlackRock Investment Management, LLC (“BlackRock” or “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal circumstances, invests in a portfolio of equity, debt and money market securities. Generally, the Fund’s portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants, or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that the Sub-Adviser believes are undervalued. The Fund may buy debt securities of varying maturities, debt securities paying a ﬁxed or ﬂuctuating rate of interest, and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, debt securities convertible into equity securities, inﬂation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. In addition, the Fund may invest up to 35% of its total assets in below investment grade securities (otherwise known as “junk” bonds), corporate loans, and distressed securities.
The Fund may also invest in real estate investment trusts (“REITs”) and securities related to real assets (like real estate- or precious metals-related securities) such as stock, bonds, or convertible bonds issued by REITs or companies that mine precious metals. REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classiﬁed as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.
When choosing investments, BlackRock considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Fund generally seeks diversiﬁcation across markets, industries and issuers as one of its strategies to reduce volatility. The Fund has no geographic limits on where it may invest. This ﬂexibility allows the Sub-Adviser to look for investments in markets around the world, including emerging markets, that it believes will provide the best asset allocation to meet the Fund’s objective. The Fund may invest in the securities of companies of any market capitalization.
Generally, the Fund may invest in the securities of corporate and governmental issuers located anywhere in the world. The Fund may emphasize foreign securities when the Sub-Adviser expects these investments to outperform U.S. securities. When choosing investment markets, the Sub-Adviser considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies. The Fund may underweight or overweight a currency based on the Sub-Adviser’s outlook.
The Fund’s composite benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. The Fund’s weighting in non-U.S. securities may often exceed the 40% composite benchmark weighting.
Under normal circumstances, the Fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.
The Fund may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. The Sub-Adviser may employ derivatives for a variety of reasons, including but not limited to, adjusting the Fund’s exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Fund to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.
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The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund may invest in indexed securities and inverse securities. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in LVIP BlackRock Global Allocation Fund Cayman, Ltd (the “Subsidiary”), a wholly-owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including ﬁxed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments.
The Fund may engage in frequent and active trading of its portfolio investments.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser and sub-adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Statement of Additional Information (“SAI”). The Fund’s Chief Compliance Ofﬁcer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.
The Adviser provides investment management and other services to the Subsidiary. BlackRock serves as sub-adviser to the Subsidiary. Neither the Adviser nor BlackRock receives separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays the Adviser based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody and audit services with the same or with afﬁliates of the same service providers that provide those services to the Fund.
The ﬁnancial statements of the Subsidiary will be consolidated with the Fund’s ﬁnancial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus.
Please refer to the SAI for additional information about the organization and management of the Subsidiary.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may
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make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Commodities-Related Investment Risks. Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. In addition, the Fund’s exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity-linked futures, and options thereon, is speculative.
The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity.
Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
Commodity-Related Subsidiary Tax Risk. The Fund will have exposure to commodity-related instruments through its investment in the Underlying Portfolios, which may invest in commodity-related instruments and other derivatives through a wholly-owned subsidiary of the Underlying Portfolios (“Subsidiary”) established in the Cayman Islands. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might not qualify as a regulated investment company and therefore, would be subject to federal income tax at the Fund level. The Internal Revenue Service (IRS) has issued a number of private letter rulings to other mutual funds, upon which the Fund cannot rely, which indicate that income from a fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives instruments, such as the Subsidiary, constitutes qualifying income. However, the IRS suspended the issuance of further such rulings in 2011 pending a review of its position. The Underlying Portfolio intends to treat the income from its investment in the Subsidiary as qualifying income realized in connection with the investment in the stock of the Subsidiary. There can be no assurance that this position will be accepted by the IRS or, if challenged, by a court. Moreover, if the IRS were to issue guidance, or Congress were to enact legislation, that adversely affects the tax treatment of the Underlying Portfolio’s investment in the Subsidiary (which guidance might be applied retroactively to the Underlying Portfolio’s investment in the Subsidiary), it could limit the Fund’s ability to
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pursue its investment strategy. In this event, the Fund’s board of trustees may authorize a change in investment strategy. The Fund also may incur transaction and other costs to comply with any guidance from the IRS. The Underlying Portfolio also intends to limit its investment in the Subsidiary to no more than 25% of the value of its total assets in order to satisfy certain asset diversification requirements for taxation as a regulated investment company.
Subsidiary Risk. By investing in a subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The commodity-related instruments held by the Fund’s subsidiary (the “Subsidiary”) are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s prospectus and Statement of Additional Information (“SAI”) and could adversely affect the Fund.
Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Structured Notes Risk. Structured notes and other related instruments are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes a fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
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Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Short Sale Risk. Short sale strategies entail certain unique risks. When selling a security short, the Fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short.
In addition, if the Fund had to deliver the securities sold short when other short sellers of the security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited because the security’s value cannot drop below zero. The Fund’s securities held long may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio manager are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.64% of the Fund's average net assets).
LFI Portfolio Managers	Jay Shearon, Jason Forsythe and Alex Zeng are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

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Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
BlackRock Investment Management, LLC (“BlackRock”) is located at 1 University Square Drive, Princeton,
NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $8.6 trillion in assets under management as of December 31, 2022.

BlackRock Portfolio Managers	Rick Rieder, Russ Koesterich and David Clayton are jointly and primarily responsible for the day to day management of the Fund’s assets.

Rick Rieder is a Managing Director of BlackRock and joined BlackRock in 2009. He is BlackRock's Chief
Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, a member of
BlackRock's Global Operating Committee, and Chairman of the firm-wide BlackRock Investment Council.
Mr. Rieder holds a B.B.A. degree in Finance from Emory University and an M.B.A. from The Wharton
School of the University of Pennsylvania.

Russ Koesterich, CFA, JD, is a Managing Director of BlackRock and a Portfolio Manager on the Global
Allocation team. He joined BlackRock in 2005. Mr. Koesterich earned a B.A. in history from Brandeis Uni-
versity, a J.D. from Boston College and an M.B.A. from Columbia University. He is a Chartered Financial
Analyst® (CFA) Charterholder.

David Clayton, CFA, JD, is a Managing Director of BlackRock and a Portfolio Manager on the Global Allo-
cation team. He joined BlackRock in 2010. Mr. Clayton holds a B.A. from the University of Western Ontario and an M.B.A. and L.L.B. from Dalhousie University. He is a Chartered Financial Analyst® (CFA)
Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
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The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
18

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP BlackRock Global Allocation Fund Standard Class
	Year Ended			4/29/19[1] to
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 12.691	$ 12.412	$ 10.653	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.176	0.143	0.105	0.096
Net realized and unrealized gain (loss)	(2.136)	0.786	1.929	0.718
Total from investment operations	(1.960)	0.929	2.034	0.814
Less dividends and distributions from:
Net investment income	(0.039)	(0.198)	(0.091)	(0.100)
Net realized gain	(0.296)	(0.452)	(0.184)	(0.061)
Total dividends and distributions	(0.335)	(0.650)	(0.275)	(0.161)
Net asset value, end of period	$ 10.396	$ 12.691	$ 12.412	$ 10.653
Total return[3]	(15.38%)	7.55%	19.23%	8.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,154,002	$929,686	$931,624	$917,683
Ratio of expenses to average net assets	0.71%	0.75%[4]	0.76%[4]	0.73%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed	0.75%	0.81%	0.85%	0.75%
Ratio of net investment income to average net assets	1.62%	1.11%[5]	0.98%[5]	1.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.58%	1.05%	0.89%	1.38%
Portfolio turnover	144%[6]	136%	166%	151%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	The ratio of expenses to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short was 0.73%.
[5]
The ratio of net investment income to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short were 1.16% and 1.01% respectively.

[6]	PTO excludes purchases from the in-kind and merger.
19

	LVIP BlackRock Global Allocation Fund Service Class
	Year Ended			4/29/19[1] to
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 12.699	$ 12.416	$ 10.654	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.144	0.113	0.080	0.080
Net realized and unrealized gain (loss)	(2.131)	0.788	1.930	0.717
Total from investment operations	(1.987)	0.901	2.010	0.797
Less dividends and distributions from:
Net investment income	(0.024)	(0.166)	(0.064)	(0.082)
Net realized gain	(0.296)	(0.452)	(0.184)	(0.061)
Total dividends and distributions	(0.320)	(0.618)	(0.248)	(0.143)
Net asset value, end of period	$ 10.392	$ 12.699	$ 12.416	$ 10.654
Total return[3]	(15.58%)	7.31%	19.01%	7.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$900,405	$14	$13	$11
Ratio of expenses to average net assets	0.96%	1.00%[4]	1.01%[4]	0.98%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed	1.00%	1.06%	1.10%	1.00%
Ratio of net investment income (loss) to average net assets	1.37%	0.87%[5]	0.72%[5]	1.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.33%	0.81%	0.63%	1.13%
Portfolio turnover	144%[6]	136%	166%	151%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	The ratio of expenses to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short was 0.98%.
[5]
The ratio of net investment income to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short were 0.91% and 0.76% respectively.

[6]	PTO excludes purchases from the in-kind and merger.
20

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
21

Lincoln Variable Insurance Products Trust
LVIP BlackRock Global Allocation Managed Risk Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP BlackRock Global Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Global Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Global Allocation Managed Risk Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.15%	0.15%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.69%	0.69%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.91%	1.26%
Less Fee Waiver[2]	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.83%	1.18%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.075% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$85	$282	$496	$1,112
Service Class	$120	$392	$684	$1,516
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
LVIP BlackRock Global Allocation Managed Risk Fund1

Principal Investment Strategies
The Fund, under normal circumstances, pursues its investment objective by primarily investing in the LVIP BlackRock Global Allocation Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation. The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure w ith a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The Underlying Fund invests in a portfolio of equity, debt and money market securities. Generally, the Underlying Fund’s portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants, or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Underlying Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Underlying Fund mainly seeks securities that the Underlying Fund management believes are undervalued. The Underlying Fund may buy debt securities of varying maturities, debt securities paying a ﬁxed or ﬂuctuating rate of interest, and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, debt securities convertible into equity securities, inﬂation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. In addition, the Underlying Fund may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. The Underlying Fund may also invest in real estate investment trusts (“REITs”) and securities related to real assets (like real estate- or precious metals-related securities) such as stock, bonds or convertible bonds issued by REITs or companies that mine precious metals.
When choosing investments, the Underlying Fund management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Underlying Fund generally seeks diversiﬁcation across markets, industries and issuers as one of its strategies to reduce volatility. The Underlying Fund has no geographic limits on where it may invest. This ﬂexibility allows the Underlying Fund management to look for investments in markets around the world, including emerging markets, that it believes will provide the best asset allocation to meet the Underlying Fund’s objective. The Underlying Fund may invest in the securities of companies of any market capitalization.
Generally, the Underlying Fund may invest in the securities of corporate and governmental issuers located anywhere in the world. The Underlying Fund may emphasize foreign securities when the Underlying Fund management expects these investments to outperform U.S. securities. When choosing investment markets, the Underlying Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Underlying Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Underlying Fund may own foreign cash equivalents or foreign bank deposits as part of the Underlying Fund’s investment strategy. The Underlying Fund will also invest in non-U.S. currencies. The Underlying Fund may underweight or overweight a currency based on the Underlying Fund management team’s outlook.
The Underlying Fund’s composite Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5-year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. The Underlying Fund’s weighting in non-U.S. securities may often exceed the 40% Reference Benchmark weighting. Under normal circumstances, the Underlying Fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by the Underlying Fund management, in which case the Underlying Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Underlying Fund considers to be companies that derive at least 50% of their revenue or proﬁts from business outside the United States, or have at least 50% of their sales or assets outside the United States. The Underlying Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Underlying Fund may deviate very substantially from the allocation described above.
The Underlying Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Underlying Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Underlying Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Underlying Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in LVIP BlackRock Global Allocation Fund Cayman, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Underlying Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Underlying Fund) may invest without limitation in commodity-related instruments.
The Fund may engage in frequent and active trading of its portfolio investments.
2LVIP BlackRock Global Allocation Managed Risk Fund

Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures or options contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund’s principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks
LVIP BlackRock Global Allocation Managed Risk Fund3

resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
4LVIP BlackRock Global Allocation Managed Risk Fund

•
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•
Structured Notes Risk. Structured notes and other related instruments are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes a fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid.
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Commodities-Related Investment Risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investing in commodities, including through commodity-linked derivative instruments is speculative. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
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Commodity-Related Subsidiary Tax Risk. The Fund will have exposure to commodity-related instruments through its investment in the Underlying Portfolios, which may invest in commodity-related instruments and other derivatives through a wholly-owned subsidiary of the Underlying Portfolios (“Subsidiary”) established in the Cayman Islands. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might not qualify as a regulated investment company and therefore, would be subject to federal income tax at the Fund level.
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Subsidiary Risk. By investing in a subsidiary, a fund is indirectly exposed to the risks associated with the subsidiary’s investments. The commodity-related instruments held by the Underlying Fund’s subsidiary (the “Subsidiary”) are generally similar to those that are permitted to be held by the Underlying Fund and are subject to the same risks that apply to similar investments if held directly by the Underlying Fund (see “Commodities-Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Underlying Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by
LVIP BlackRock Global Allocation Managed Risk Fund5

the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in the Underlying Fund’s prospectus and Statement of Additional Information (“SAI”) and could adversely affect the Underlying Fund.
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Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
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Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
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Precious Metal and Related Securities Risk. Precious metal and related securities prices historically have been very volatile. This high volatility may adversely affect the financial condition of companies involved with precious metals.
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Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
6LVIP BlackRock Global Allocation Managed Risk Fund

•
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	9.05%
Lowest Quarterly Return	Q1 2020	(11.69%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP BlackRock Global Allocation Managed Risk Fund – Standard Class	-17.78%	1.21%	2.47%	5/1/13
LVIP BlackRock Global Allocation Managed Risk Fund – Service Class	-18.06%	0.85%	2.11%	5/1/13
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	11.63%
BlackRock Global Allocation Composite (reflects no deductions for fees, expenses or taxes)	-15.64%	3.76%	5.21%
*
The BlackRock Global Allocation Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 36% S&P 500® Index , 24% FTSE World (Ex US) Index, 24% ICE Bank of America 5-year U.S. Treasury Bond Index and 16% FTSE Non-U.S. Dollar World Government Bond Index. The BlackRock Global Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the BlackRock Global Allocation Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
LVIP BlackRock Global Allocation Managed Risk Fund7

Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

Milliman Portfolio Managers	Company Title	Experience with Fund
Jeff Greco, FRM	Senior Director – Head of Strategy Research	Since May 2016
Adam Schenck, CFA	Managing Director, Head of Fund Services	Since May 2016
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since April 2021
Ruby Shi	Portfolio Manager	Since August 2019
The individuals responsible for the portfolio management of the Underlying Fund are:

BlackRock Portfolio Managers	Company Title	Experience with Underlying Fund
Rick Rieder	Managing Director	Since May 2019
Russ Koesterich, CFA	Managing Director	Since 2017
David Clayton, CFA	Managing Director	Since 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
8LVIP BlackRock Global Allocation Managed Risk Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, pursues its investment objective by investing primarily in the LVIP BlackRock Global Allocation Fund (the “Underlying Fund”) which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation. The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The investment objective of the Underlying Fund is to seek high total investment return. Should the Board of Directors of the Underlying Fund determine that the investment objective of the Underlying Fund be changed, shareholders of the Underlying Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.
The Underlying Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. Generally, the Underlying Fund’s portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants, or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Underlying Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Underlying Fund mainly seeks securities that the Underlying Fund’s management believes are undervalued. The Underlying Fund may buy debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, by foreign governments or international agencies or supra-national entities, or by domestic or foreign private issuers, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. In addition, the Underlying Fund may invest up to 35% of its total assets in below investment grade securities (otherwise known as “junk” bonds), corporate loans, and distressed securities.
The Underlying Fund may also invest in REITs and securities related to real assets (like real estate or precious metals-related securities). REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986.
When choosing investments, the Underlying Fund’s management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Underlying Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Underlying Fund has no geographic limits on where it may invest. This flexibility allows the Underlying Fund’s management to look for investments in markets around the world, including emerging markets, that it believes will provide the best asset allocation to meet the Underlying Fund’s objective. The Underlying Fund may invest in securities of any market capitalization.
Generally, the Underlying Fund may invest in the securities of corporate and governmental issuers located anywhere in the world. The Underlying Fund may emphasize foreign securities when it expects these investments to outperform U.S. securities. When choosing investment markets, the Underlying Fund’s management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Underlying Fund actively manages its exposure to foreign currencies through the use of forward foreign currency contracts and other currency derivatives. The Underlying Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Underlying Fund will also invest in non-U.S. currencies. The Underlying Fund may underweight or overweight a currency based on the Underlying Fund’s management’s outlook.
The Underlying Fund’s composite Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5-year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. The Underlying Fund’s weighting in non-U.S. securities may often exceed the 40% Reference Benchmark weighting. The Underlying Fund, under normal circumstances, will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by the Underlying Fund’s management, in which case the Underlying Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Underlying Fund considers to be companies that derive at least 50% of their
9

revenue or proﬁts from business outside the United States, or have at least 50% of their sales or assets outside the United States. The Underlying Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Underlying Fund may deviate very substantially from the allocation described above.
The Underlying Fund may invest in individual securities, baskets of individual securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. The Underlying Fund’s management may employ derivatives for a variety of reasons, including but not limited to, adjusting the Underlying Fund’s exposure to markets, sectors, asset classes and securities. As a result, the economic exposure of the Underlying Fund to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.
The Underlying Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Underlying Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in LVIP BlackRock Global Allocation Fund Cayman, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Underlying Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Underlying Fund) may invest without limitation in commodity-related instruments.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Underlying Fund. As a result, in managing the Subsidiary’s portfolio, the Subsidiary’s management is subject to the same investment policies and restrictions that apply to the management of the Underlying Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Underlying Fund’s Statement of Additional Information. The Underlying Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board of Directors regarding the Subsidiary’s compliance with its policies and procedures. The Underlying Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Underlying Fund.
The Underlying Fund’s management also provides investment management and other services to the Subsidiary, but does not receive separate compensation from the Subsidiary for providing it with such management or administrative services. However, the Underlying Fund pays management based on the Underlying Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Underlying Fund.
The financial statements of the Subsidiary will be consolidated with the Underlying Fund’s financial statements in the Underlying Fund’s annual and semi-annual reports. The Underlying Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of the Underlying Fund’s prospectus. Please refer to the Underlying Fund’s Statement of Additional Information for additional information about the organization and management of the Subsidiary.
The Underlying Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Underlying Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference).
The Fund may engage in frequent and active trading of portfolio investments.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s the risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
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The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund’s principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Structured Notes Risk. Structured notes and other related instruments are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes a fund to the credit risk of the issuer of the structured product.
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Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Commodities-Related Investment Risks. Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. In addition, the Fund’s exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity-linked futures, and options thereon, is speculative.
The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity.
Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
Commodity-Related Subsidiary Tax Risk. The Fund will have exposure to commodity-related instruments through its investment in the Underlying Portfolios, which may invest in commodity-related instruments and other derivatives through a wholly-owned subsidiary of the Underlying Portfolios (“Subsidiary”) established in the Cayman Islands. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might not qualify as a regulated investment company and therefore, would be subject to federal income tax at the Fund level. The Internal Revenue Service (IRS) has issued a number of private letter rulings to other mutual funds, upon which the Fund cannot rely, which indicate that income from a fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives instruments, such as the Subsidiary, constitutes qualifying income. However, the IRS suspended the issuance of further such rulings in 2011 pending a review of its position. The Underlying Portfolio intends to treat the income from its investment in the Subsidiary as qualifying income realized in connection with the investment in the stock of the Subsidiary. There can be no assurance that this position will be accepted by the IRS or, if challenged, by a court. Moreover, if the IRS were to issue guidance, or Congress were to enact legislation, that adversely affects the tax treatment of the Underlying Portfolio’s investment in the Subsidiary (which guidance might be applied retroactively to the Underlying Portfolio’s investment in the Subsidiary), it could limit the Fund’s ability to pursue its investment strategy. In this event, the Fund’s board of trustees may authorize a change in investment strategy. The Fund also may incur transaction and other costs to comply with any guidance from the IRS. The Underlying Portfolio also intends to limit its investment in the Subsidiary to no more than 25% of the value of its total assets in order to satisfy certain asset diversification requirements for taxation as a regulated investment company.
Subsidiary Risk. By investing in a subsidiary, a fund is indirectly exposed to the risks associated with the subsidiary’s investments. The commodity-related instruments held by the Underlying Fund’s subsidiary (the “Subsidiary”) are generally similar to those that are permitted to be held by the Underlying Fund and are subject to the same risks that apply to similar investments if held directly by the Underlying Fund (see “Commodities-Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Underlying
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Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in the Underlying Fund’s prospectus and Statement of Additional Information (“SAI”) and could adversely affect the Underlying Fund.
Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Precious Metal and Related Securities Risk. Precious metal and related securities prices historically have been very volatile. This high volatility may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable. This may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce
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some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retraces such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
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Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.07% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Jay Shearon, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.
18

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

Sub-Adviser
Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Jeff Greco, Adam Schenck, Maria Schiopu and Ruby Shi are responsible for the day-to-day management of the Fund's risk management overlay.

Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with
Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program.
Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management.
Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in finan-
cial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody's Analytics and was
involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an M.P.S in
Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a
B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

Underlying Fund Portfolio Managers	Rick Rieder, Russ Koesterich and David Clayton are jointly and primarily responsible for the management of the Underlying Fund’s portfolio.
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Rick Rieder is a Managing Director of BlackRock and joined BlackRock in 2009. He is BlackRock's Chief
Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, a member of
BlackRock's Global Operating Committee, and Chairman of the firm-wide BlackRock Investment Council.
Mr. Rieder holds a B.B.A. degree in Finance from Emory University and an M.B.A. from The Wharton
School of the University of Pennsylvania.

Russ Koesterich, CFA, JD, is a Managing Director of BlackRock and a Portfolio Manager on the Global
Allocation team. He joined BlackRock in 2005. Mr. Koesterich earned a B.A. in history from Brandeis Uni-
versity, a J.D. from Boston College and an M.B.A. from Columbia University. He is a Chartered Financial
Analyst® (CFA) Charterholder.

David Clayton, CFA, JD, is a Managing Director of BlackRock and a Portfolio Manager on the Global Allo-
cation team. He joined BlackRock in 2010. Mr. Clayton holds a B.A. from the University of Western Ontario and an M.B.A. and L.L.B. from Dalhousie University. He is a Chartered Financial Analyst® (CFA)
Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
20

The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
21

LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
22

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP BlackRock Global Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.585	$ 12.272	$ 11.280	$ 10.008	$ 10.789
Income (loss) from investment operations:
Net investment income[1]	0.027	0.171	0.069	0.090	0.088
Net realized and unrealized gain (loss)	(2.266)	0.778	1.149	1.563	(0.869)
Total from investment operations	(2.239)	0.949	1.218	1.653	(0.781)
Less dividends and distributions from:
Net investment income	(0.319)	(0.636)	(0.226)	(0.252)	—
Net realized gain	—	—	—	(0.129)	—
Total dividends and distributions	(0.319)	(0.636)	(0.226)	(0.381)	—
Net asset value, end of period	$ 10.027	$ 12.585	$ 12.272	$ 11.280	$ 10.008
Total return[2]	(17.78%)	7.74%	10.81%	16.63%	(7.24%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70	$90	$86	$168	$164
Ratio of expenses to average net assets[3]	0.14%	0.13%	0.15%	0.14%	0.14%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.22%	0.21%	0.22%	0.41%	0.81%
Ratio of net investment income to average net assets	0.25%	1.33%	0.62%	0.83%	0.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.17%	1.25%	0.55%	0.56%	0.15%
Portfolio turnover	3%	6%	4%	104%[4]	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
23

	LVIP BlackRock Global Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.498	$ 12.190	$ 11.209	$ 9.911	$ 10.722
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.011)	0.124	0.030	0.051	0.050
Net realized and unrealized gain (loss)	(2.248)	0.773	1.136	1.548	(0.861)
Total from investment operations	(2.259)	0.897	1.166	1.599	(0.811)
Less dividends and distributions from:
Net investment income	(0.280)	(0.589)	(0.185)	(0.172)	—
Net realized gain	—	—	—	(0.129)	—
Total dividends and distributions	(0.280)	(0.589)	(0.185)	(0.301)	—
Net asset value, end of period	$ 9.959	$ 12.498	$ 12.190	$ 11.209	$ 9.911
Total return[2]	(18.06%)	7.36%	10.42%	16.22%	(7.56%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$709,931	$955,379	$955,926	$944,482	$899,033
Ratio of expenses to average net assets[3]	0.49%	0.48%	0.50%	0.49%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.57%	0.56%	0.57%	0.76%	1.16%
Ratio of net investment income (loss) to average net assets	(0.10%)	0.98%	0.27%	0.48%	0.47%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.18%)	0.90%	0.20%	0.21%	(0.20%)
Portfolio turnover	3%	6%	4%	104%[4]	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
25

Lincoln Variable Insurance Products Trust
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”) is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.10%	0.10%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.42%	0.77%
Less Fee Waiver[2]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.41%	0.76%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund's average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$42	$134	$234	$529
Service Class	$78	$245	$427	$953
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in iShares exchange-traded funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Underlying ETFs, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Fund, under normal circumstances, through the Underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Underlying ETFs are managed by BlackRock Fund Advisors.
The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying ETF Allocation Strategy. Under normal circumstances, approximately 70% of the Fund’s Underlying ETF assets are invested primarily in equity securities (stocks) and approximately 30% of the Fund’s Underlying ETF assets are invested primarily in fixed income securities (bonds).
BlackRock develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style. The Fund’s largest allocation is to Underlying ETFs that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies and those with growth and value characteristics. Small-capitalization companies generally include companies with market capitalizations similar to those within the Russell 2000® Index or a similar broad-based index, and medium-capitalization companies generally include companies with market capitalizations similar to those within the Russell MidCap® Index or a similar broad-based index. The foreign equity securities held by the Underlying ETFs may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a larger number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
A smaller allocation is made to Underlying ETFs that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities, high yield securities (otherwise known as “junk” bonds), and securities backed by the U.S. Treasury.
The financial instruments that are intended to provide exposure similar to the exposure to the Underlying ETFs may include, among other instruments, futures, options, swaps, structured notes and other derivatives.
On at least an annual basis, BlackRock will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying ETFs from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying ETFs to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market. The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying ETFs. The Adviser also considers the portfolio characteristics and risk profile for each Underlying ETF over various periods and market environments to assess each Underlying ETF’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
2LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures or options contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund3

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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
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Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform
4LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q1 2019	7.81%
Lowest Quarterly Return	Q1 2020	(10.55%)
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Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund – Standard Class	-16.52%	1.90%	3.84%	5/2/16
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund – Service Class	-16.81%	1.54%	3.47%	5/2/16
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	0.43%
BlackRock Global Growth ETF Alloc Composite (reflects no deductions for fees, expenses or taxes)	-14.05%	4.55%	6.19%
*
The BlackRock Global Growth ETF Allocation Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 22% S&P 500® Index, 19% MSCI USA Minimum Volatility Index, 13% MSCI EAFE Minimum Volatility Index, 6% MSCI Emerging Markets Minimum Volatility Index, 5% S&P 400® MidCap Index and 5% Russell 2000® Index. The BlackRock Global Growth ETF Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the BlackRock Global Growth ETF Allocation Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2017
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2017
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

BlackRock Portfolio Managers	Company Title	Experience with Fund
Paul Whitehead	Managing Director	Since May 2022
Greg Savage, CFA	Managing Director	Since May 2019

Milliman Portfolio Managers	Company Title	Experience with Fund
Jeff Greco, FRM	Senior Director – Head of Strategy Research	Since May 2016
Adam Schenck, CFA	Managing Director, Head of Fund Services	Since May 2016
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since April 2021
Ruby Shi	Portfolio Manager	Since August 2019
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
6LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital. The objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in iShares exchange-traded funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Underlying ETFs, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Fund, under normal circumstances, through the Underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Underlying ETFs are managed by BlackRock Fund Advisors.
The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying ETF Allocation Strategy. Under normal circumstances, approximately 70% of the Fund’s Underlying ETF assets are invested primarily in equity securities (stocks) and approximately 30% of the Fund’s Underlying ETF assets are invested primarily in fixed income securities (bonds).
BlackRock develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style. The Fund’s largest allocation is to Underlying ETFs that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies and those with growth and value characteristics. Small-capitalization companies generally include companies with market capitalizations similar to those within the Russell 2000® Index or a similar broad-based index, and medium-capitalization companies generally include companies with market capitalizations similar to those within the Russell MidCap® Index or a similar broad-based index. The foreign equity securities held by the Underlying ETFs may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a larger number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
A smaller allocation will be made to Underlying ETFs that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities, high yield securities (otherwise known as “junk” bonds), and securities backed by the U.S. Treasury.
The financial instruments that are intended to provide exposure similar to the exposure to the Underlying ETFs may include, among other instruments, futures, options, swaps, structured notes and other derivatives. As a result of the Fund’s use of futures, options, swaps, structured notes and other derivatives, the Fund may also hold U.S. Treasury, short term, or other fixed income investments, including loans and notes to address regulatory requirements.
On at least an annual basis, BlackRock will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying ETFs from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying ETFs to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market. The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying ETFs. The Adviser also considers the portfolio characteristics and risk profile for each Underlying ETF over various periods and market environments to assess each Underlying ETF’s suitability as an investment for the Fund. The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgages, and other assets and securities that are rated Baa by Moody’s Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the Underlying ETFs’ investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
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Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. Emerging market stocks are issued by companies from an emerging country that may have an unstable government, an economy based on only a few industries and/or securities markets that may have limited liquidity.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s the risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also
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create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retraces such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not
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track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Advisers: Lincoln Financial Investments Corporation (“LFI”) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund or the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.25% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Jay Shearon, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.
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Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

Sub-Adviser
BlackRock Investment Management, LLC (“BlackRock”) is located at 1 University Square Drive, Princeton,
NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $8.6 trillion in assets under management as of December 31, 2022.

BlackRock Portfolio Managers	Jeff Greco, Adam Schenck, Maria Schiopu and Ruby Shi are responsible for the day-to-day management of the Fund's risk management overlay.

Paul Whitehead, Managing Director, Co-Head of Index Equity. Mr. Whitehead is the Co-Head of the
BlackRock’s ETF and Index Investments business. He is responsible for overseeing the management of
Institutional and iShares funds. Mr. Whitehead was previously the Global Head of Equity Trading and the
Global Head of Transition Management within BlackRock's Global Trading Group. Mr. Whitehead's service with the firm dates back to 1996, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to assuming his current role, Mr. Whitehead was Head of Americas Equity
Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange
Traded funds, and Transition Management mandates. Mr. Whitehead represents BlackRock on the board of
Luminex, a buy-side owned Alternative Trading System launched in 2015. Mr. Whitehead earned a B.S. in economics at the University of Colorado in 1993.

Greg Savage, CFA, is a Managing Director within BlackRock. Mr. Savage's service with the BlackRock dates back to 1999, including his years with Barclays Global Investors (BGI), which merged with
BlackRock in 2009. Mr. Savage holds a B.S. from the University of Colorado and is a Chartered Financial
Analyst® (CFA) Charterholder.

Sub-Adviser
Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Jeff Greco, Adam Schenck and Maria Schiopu are responsible for the day-to-day management of the Fund's risk management overlay.
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Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with
Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program.
Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management.
Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in finan-
cial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody's Analytics and was
involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an M.P.S in
Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a
B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do
16

not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class
17

shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
18

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The total return in these financial highlights reflects the return set forth in the Fund’s most recent annual report, which may differ slightly from the total return in the bar chart and table in this prospectus as a result of adjustments for financial reporting purposes. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.578	$ 12.586	$ 12.526	$ 10.843	$ 11.390
Income (loss) from investment opera- tions:
Net investment income[1]	0.182	0.161	0.187	0.275	0.240
Net realized and unrealized gain (loss)	(2.429)	1.426	0.060	1.682	(0.583)
Total from investment operations	(2.247)	1.587	0.247	1.957	(0.343)
Less dividends and distributions from:
Net investment income	(0.181)	(0.171)	(0.187)	(0.235)	(0.204)
Net realized gain	(0.403)	(0.424)	—	(0.039)	—
Total dividends and distributions	(0.584)	(0.595)	(0.187)	(0.274)	(0.204)
Net asset value, end of period	$ 10.747	$ 13.578	$ 12.586	$ 12.526	$ 10.843
Total return[2]	(16.52%)	12.69%	1.98%	18.06%	(3.01%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,102	$51,501	$46,782	$32,853	$22,504
Ratio of expenses to average net assets[3]	0.31%	0.30%	0.32%	0.32%	0.32%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.31%	0.32%	0.32%	0.32%
Ratio of net investment income to average net assets	1.55%	1.21%	1.55%	2.30%	2.09%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.54%	1.20%	1.55%	2.30%	2.09%
Portfolio turnover	5%	6%	18%	2%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
19

	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.557	$ 12.569	$ 12.511	$ 10.837	$ 11.388
Income (loss) from investment operations:
Net investment income[1]	0.141	0.114	0.144	0.233	0.199
Net realized and unrealized gain (loss)	(2.424)	1.423	0.058	1.678	(0.579)
Total from investment operations	(2.283)	1.537	0.202	1.911	(0.380)
Less dividends and distributions from:
Net investment income	(0.139)	(0.125)	(0.144)	(0.198)	(0.171)
Net realized gain	(0.403)	(0.424)	—	(0.039)	—
Total dividends and distributions	(0.542)	(0.549)	(0.144)	(0.237)	(0.171)
Net asset value, end of period	$ 10.732	$ 13.557	$ 12.569	$ 12.511	$ 10.837
Total return[2]	(16.81%)	12.31%	1.62%	17.64%	(3.34%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$387,868	$500,084	$481,243	$474,383	$326,656
Ratio of expenses to average net assets[3]	0.66%	0.65%	0.67%	0.67%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.67%	0.66%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	1.20%	0.86%	1.20%	1.95%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.19%	0.85%	1.20%	1.95%	1.74%
Portfolio turnover	5%	6%	18%	2%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
20

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
21

Lincoln Variable Insurance Products Trust
LVIP BlackRock Inflation Protected Bond Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Inflation Protected Bond Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.42%	0.42%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	0.55%	0.80%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$56	$176	$307	$689
Service Class	$82	$255	$444	$990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 266% of the average value of its portfolio.
Principal Investment Strategies
BlackRock Financial Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal circumstances, invests at least 80% of its net assets in inflation-protected debt securities (or securities with similar economic characteristics). These securities include inflation-indexed bonds of varying maturities issued by the U.S., non-U.S. governments, and their agencies or instrumentalities. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed to be of comparable quality. Up to 20% of the Fund’s net assets may be
LVIP BlackRock Inflation Protected Bond Fund1

invested in sectors outside the Fund’s benchmark index, the Bloomberg World Government 1-10 year Inflation-Linked Bond Index USD hedged (the “Index”). The Fund seeks to maintain an average duration (a measure of interest rate sensitivity) that is within +/ – 20% of the duration of the Index. The Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and their agencies or instrumentalities. This amount may be reduced to 20% if market conditions for these investments or specific foreign markets are deemed unfavorable.
The Fund may invest in derivatives such as futures (including bond and interest rate futures), forward contracts, including forward foreign currency contracts, swaps and options. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
The portfolio managers may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).
The Fund may hold cash or cash equivalents in order to shorten the duration of the portfolio or to otherwise implement the Fund’s investment strategy or for temporary defensive purposes.
The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of assets in a particular issuer than a diversified fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods
2LVIP BlackRock Inflation Protected Bond Fund

of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.
•
Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
•
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund.
•
Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
•
IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback
LVIP BlackRock Inflation Protected Bond Fund3

provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
•
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2014	3.62%
Lowest Quarterly Return	Q2 2013	(6.57%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP BlackRock Inflation Protected Bond Fund – Standard Class	-4.70%	2.20%	0.80%
LVIP BlackRock Inflation Protected Bond Fund – Service Class	-4.95%	1.94%	0.55%
Bloomberg World Government 1-10 year Inflation-Linked Bond Index USD hedged (reflects no deductions for fees, expenses or taxes)	-5.02%	2.59%	1.73%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: BlackRock Financial Management, Inc. (“BlackRock”)
Portfolio Managers

BlackRock Portfolio Managers	Company Title	Experience with Fund
Chris Allen, CFA	Managing Director	Since March 2017
David Rogal	Managing Director	Since January 2022
4LVIP BlackRock Inflation Protected Bond Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP BlackRock Inflation Protected Bond Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. This objective is non-fundamental and may be changed without shareholder approval.
BlackRock Financial Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal circumstances, invests at least 80% of its net assets in inflation-protected debt securities (or securities with similar economic characteristics). These securities include inflation-indexed bonds of varying maturities issued by the U.S., non-U.S. governments, and their agencies or instrumentalities. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed to be of comparable quality. Split-rated securities are considered to have the higher credit rating. Split-rated securities are those that receive different credit ratings from two or more rating agencies. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged (the “Index”). The Fund generally invests at least 40% of its net assets in debt obligations of foreign governments and their agencies or instrumentalities. This amount may be reduced to 20% if market conditions for these investments or specific foreign markets are deemed unfavorable.
The Fund generally invests at least 40% of its assets in securities denominated in foreign currencies, and may invest without limit in U.S. dollar denominated securities of non U.S. issuers. The Fund also makes investments in residential and commercial mortgage-backed securities.
The Fund may invest in derivatives such as futures (including bond and interest rate futures), forward contracts, including forward foreign currency contracts, swaps and options. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The Fund uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to other risks, to satisfy diversification requirements or to enhance returns. This derivative strategy will result in active trading, which will increase Fund expenses. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
Where investing in individual bonds and sectors may not necessarily enable the Fund to achieve its target duration (a measure of interest rate sensitivity) or sector weighting, derivative contracts may be used to increase or decrease the Fund’s exposure to a particular issuer or sector, or to increase the Fund’s duration. Derivative contracts may also be used to manage interest rate risk associated with real estate and fixed income investments or to stay fully invested in fixed income investments when the Fund has a significant cash position.
Currency derivatives may be used to hedge against the risk that the currency in which the Fund’s foreign securities are denominated will decline in value against the U.S. dollar. However, the Fund will probably not be able to achieve a perfect hedge because of unavoidable discrepancies between the Fund’s foreign currency investments and its currency derivatives. As a result, the Fund might perform less well than a fund that does not hedge against foreign currency risk. The Fund may take active currency exposure by buying or selling foreign exchange forwards, spot and futures. Active currency exposure will be measured relative to the exposure of the Fund’s benchmark index.
In pursuit of the Fund’s objective, the Sub-Adviser makes purchase and sale decisions using proprietary interest rate and price index models and seasoned professional judgment.
Fund assets will be allocated among different countries (including different government issuers) and different maturities based on views of the relative value for each sector or maturity. Duration and yield curve decisions will be based on fundamental views and quantitative analysis of forward looking interest rate determinants including inflation, real rates, risk premiums and relative supply/demand. The Fund will target an average portfolio duration within a range of plus or minus 20% of the duration of the Index. The Sub-Adviser uses an internal model for calculating duration, which may result in a different value for the duration of a benchmark compared to the duration calculated by the provider of the benchmark or another third party.
The Sub-Adviser purchases securities for the Fund that are believed to have the potential for above average real return. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.
To a lesser extent, the Sub-Adviser seeks to enhance returns by anticipating the direction of interest rate movements and selecting investments accordingly. The Sub-Adviser uses a historical perspective to identify securities and sectors that show below average risk for their return historically, or above average reward for the risk historically. This process merges the Sub-Adviser’s technological capabilities with its human capital to identify securities the Sub-Adviser believes will have the potential for above average return.
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A security will be sold if, in the opinion of the Sub-Adviser’s portfolio management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.
The portfolio managers may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).
The Fund may hold cash or cash equivalents in order to shorten the duration of the portfolio or to otherwise implement the Fund’s investment strategy or for temporary defensive purposes. The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of assets in a particular issuer than a diversified fund.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in inflation indexed bonds (or securities with similar economic characteristics) only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
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U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
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When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, there could be losses both from the investment opportunity of the assets set aside to pay for the security and from any gains missed in the security’s price.
Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund.
Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.42% of the Fund's average net assets).
Sub-Adviser
BlackRock Financial Management, Inc. (“BlackRock”), 50 Hudson Yards, New York, NY 10001. BlackRock
is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $8.6 trillion in assets under management as of December 31, 2022. BlackRock has been an investment adviser since 1994. In managing the Fund, BlackRock utilizes a sub-subadviser, BlackRock International Limited, which is a subsidiary of BlackRock Financial Management, Inc.

BlackRock Portfolio Managers	Chris Allen, CFA, and David Rogal are responsible for the day-to-day management of the Fund's assets.

Chris Allen, CFA, Managing Director, joined BlackRock in 2004. He is a senior Portfolio Manager for the
Fundamental European team within BlackRock's Global Fixed Income Group. Mr. Allen is the Lead Man-
ager on Euro Government and Inflation Linked Strategies and manages both Institutional and Retail man-
dates. He is Co-Portfolio Manager on the BlackRock Global Funds (BGF) Euro Short Duration Bond Fund,
which is one of the biggest BlackRock funds in the European BGF range. Mr. Allen earned a Master's degree, with First Class Honors, in Mathematics from Oxford University in 2004. He is a CFA charterholder.

11

David Rogal, Managing Director, is a member of the Multi-Sector Mutual Fund team within BlackRock's
Global Fixed Income Group. He is a portfolio manager of BlackRock's Core Bond, Inflation Protected, Total
Return, and Strategic Income Opportunities Funds. Mr. Rogal focuses on broad macro positioning, with specialties in interest rates, inflation, and volatility trading. Mr. Rogal joined Fixed Income in 2009. Previ-
ously, he was a member of BlackRock's Multi Asset Strategies group, where he developed quantitative models and advised insurance companies, pension funds, and banks on asset-allocation and asset-liability management. Mr. Rogal began his career at BlackRock in 2006 as an analyst in the Financial Institutions
Group. Mr. Rogal earned a B.A. in economics and biology from Cornell University in 2006, with concentra-
tions in statistics and genetics. He is a member of the Phi Beta Kappa society, for which he currently serves on the alumni board of directors.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
12

The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
13

LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.328	$ 10.562	$ 10.048	$ 9.709	$ 10.209
Income (loss) from investment operations:
Net investment income (loss)[1]	0.659	0.345	(0.002)	0.104	0.170
Net realized and unrealized gain (loss)	(1.135)	0.144	0.533	0.467	(0.143)
Total from investment operations	(0.476)	0.489	0.531	0.571	0.027
Less dividends and distributions from:
Net investment income	(0.827)	(0.496)	(0.017)	(0.229)	(0.293)
Return of capital	(0.112)	(0.227)	—	(0.003)	(0.234)
Total dividends and distributions	(0.939)	(0.723)	(0.017)	(0.232)	(0.527)
Net asset value, end of period	$ 8.913	$ 10.328	$ 10.562	$ 10.048	$ 9.709
Total return[2]	(4.70%)	4.67%	5.28%	5.89%	0.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$531,209	$806,737	$656,834	$706,436	$766,173
Ratio of expenses to average net assets[3]	0.55%	0.48%	0.49%	0.49%	0.49%
Ratio of net investment income (loss) to average net assets[4,5]	6.54%	3.22%	(0.01%)	1.04%	1.68%
Portfolio turnover	266%	72%	99%	100%	107%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2022 is 0.49%.
[4]	Recognition of net investment income by the fund may be affected by inflation/deflation adjustments through period end and the actual annual net investment income ratio may differ.
[5]	The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2022 is 6.60%.
15

	LVIP BlackRock Inflation Protected Bond Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.322	$ 10.536	$ 10.049	$ 9.710	$ 10.184
Income (loss) from investment operations:
Net investment income (loss)[1]	0.631	0.318	(0.027)	0.079	0.145
Net realized and unrealized gain (loss)	(1.131)	0.143	0.531	0.466	(0.143)
Total from investment operations	(0.500)	0.461	0.504	0.545	0.002
Less dividends and distributions from:
Net investment income	(0.801)	(0.463)	(0.017)	(0.204)	(0.265)
Return of capital	(0.112)	(0.212)	—	(0.002)	(0.211)
Total dividends and distributions	(0.913)	(0.675)	(0.017)	(0.206)	(0.476)
Net asset value, end of period	$ 8.909	$ 10.322	$ 10.536	$ 10.049	$ 9.710
Total return[2]	(4.95%)	4.41%	5.02%	5.62%	0.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$878,101	$960,949	$789,740	$791,457	$796,591
Ratio of expenses to average net assets[3]	0.80%	0.73%	0.74%	0.74%	0.74%
Ratio of net investment income (loss) to average net assets[4,5]	6.29%	2.97%	(0.26%)	0.79%	1.43%
Portfolio turnover	266%	72%	99%	100%	107%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2022 is 0.74%.
[4]	Recognition of net investment income by the fund may be affected by inflation/deflation adjustments through period end and the actual annual net investment income ratio may differ.
[5]	The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2022 is 6.35%.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP BlackRock Real Estate Fund
Formerly known as LVIP BlackRock Global Real Estate Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP BlackRock Real Estate Fund, formerly known as LVIP BlackRock Global Real Estate Fund, (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Real Estate Fund
Formerly known as LVIP BlackRock Global Real Estate Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Real Estate Fund (the “Fund”) is to seek total return through a combination of current income and long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	0.83%	1.08%
Less Fee Waiver[1]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.81%	1.06%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.02% on the first $250 million of the Fund’s average daily net assets; and 0.01% on the next $500 million of the Fund's daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$83	$263	$459	$1,023
Service Class	$108	$341	$594	$1,315
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
LVIP BlackRock Real Estate Fund1

Principal Investment Strategies
The Fund pursues its objective by investing primarily in equity securities of companies that are principally engaged in the real estate industry (“real estate companies”).
BlackRock Investment Management, LLC (“BlackRock”) serves as the Fund’s sub-adviser. In managing the Fund, BlackRock utilizes affiliated sub-sub-advisers, BlackRock International Limited and BlackRock (Singapore) Limited, which are subsidiaries of BlackRock (collectively, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Sub-Adviser, under normal conditions, will invest at least 80% of the Fund’s net assets in equity securities of issuers that are principally engaged in the real estate industry. The Sub-Adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities. These companies may include real estate investment trusts (“REITs”), real estate operating companies whose businesses and services are related to the real estate industry and real estate holding companies. Under normal market conditions, the Fund invests at least 40% of its net assets (or, if conditions are not favorable, at least 30% of its net assets) in non-U.S. issuers. The Fund’s portfolio normally will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The Fund may invest in emerging markets. The Fund primarily buys common stock but also can invest in preferred stock and convertible securities.
The Sub-Adviser may engage in frequent and active trading of portfolio investments to achieve the Fund’s investment objective. The Fund does not directly invest in real estate.
The Fund may use foreign exchange swaps, spots and forward contracts to maintain the currency exposure against the benchmark. The Sub-Adviser may use contracts for difference (a type of derivative) for the purpose of managing risk or to enhance total return.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
•
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•
Global Real Estate Risk. Global real estate securities risks include possible declines in the value of real estate, lack of availability of mortgage funds, overbuilding, extended vacancies of properties, property taxes and operating expenses, changes in zoning laws, environmental costs and liability damages from natural disasters, and changes in interest rates. Foreign real estate investments present additional risks which are not present in U.S. real estate investments.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
2LVIP BlackRock Real Estate Fund

•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
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Initial Public Offering (IPO) Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.
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Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
LVIP BlackRock Real Estate Fund3

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Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q1 2019	14.85%
Lowest Quarterly Return	Q1 2020	(24.67%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP BlackRock Real Estate Fund – Standard Class	-28.64%	0.45%	2.92%
LVIP BlackRock Real Estate Fund – Service Class	-28.82%	0.20%	2.66%
FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)	-25.09%	-0.23%	2.99%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)
Investment Sub-Sub-Adviser: BlackRock Singapore Limited
Investment Sub-Sub-Adviser: BlackRock International Limited
Portfolio Managers

BlackRock Portfolio Managers	Company Title	Experience with Fund
Mark Howard-Johnson, CFA	Managing Director	Since February 2019
Alastair Gillespie, CFA	Managing Director	Since February 2019
James Wilkinson	Managing Director	Since February 2019
Raj Rehan, CFA	Head of Real Estate Securities, Americas for BlackRock Alternatives	Since May 2023
4LVIP BlackRock Real Estate Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP BlackRock Real Estate Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek total return through a combination of current income and long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing primarily in equity securities of companies that are principally engaged in the real estate industry.
BlackRock Investment Management, LLC (“BlackRock”) serves as the Fund’s sub-adviser. In managing the Fund, BlackRock utilizes affiliated sub-sub-advisers, BlackRock International Limited and BlackRock (Singapore) Limited, which are subsidiaries of BlackRock (collectively, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Sub-Adviser, under normal conditions, will invest at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The Sub-Adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities. These companies may include real estate investment trusts (“REITs”), real estate operating companies whose businesses and services are related to the real estate industry and real estate holding companies. Under normal market conditions, the Fund invests at least 40% of its net assets (or, if conditions are not favorable, at least 30% of its net assets) in non-U.S. issuers. The Fund’s portfolio normally will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The Fund may invest in emerging markets. The Fund primarily buys common stock but also can invest in preferred stock and convertible securities.
The Sub-Adviser may engage in frequent and active trading of portfolio investments to achieve the Fund’s investment objective. The Fund does not directly invest in real estate.
The Fund may use foreign exchange swaps, spots and forward contracts to maintain the currency exposure against the benchmark. The Sub-Adviser may use contracts for difference (a type of derivative) for the purpose of managing risk or to enhance total return. A contract for difference is a cash-settled contract based on the difference between an open and closing trade price of a financial instrument.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in securities of companies in the real estate industry only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
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Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Global Real Estate Risk. Global real estate securities risks include possible declines in the value of real estate, lack of availability of mortgage funds, overbuilding, extended vacancies of properties, property taxes and operating expenses, changes in zoning laws, environmental costs and liability damages from natural disasters, and changes in interest rates. Real estate investment trusts (REITs) are subject to substantial cash flow dependency, defaults, self-liquidation and failure to qualify for the free pass-through of income. Foreign real estate investments present additional risks which are not present in U.S. real estate investments.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments
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include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Initial Public Offering (IPO) Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. Limited trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares also may be affected by: substantial dilution in the value of their shares, sales of additional shares, and concentration of control in existing management and principal shareholders. In addition, some real estate companies in IPOs may have limited operating histories, may be undercapitalized, and may not have invested in or experienced a full market cycle.
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Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.68% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
BlackRock Investment Management, LLC (“BlackRock”) is located at 1 University Square Drive, Princeton,
NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $8.6 trillion in assets under management as of December 31, 2022.

BlackRock Portfolio Managers	Mark Howard-Johnson, Alastair Gillespie, and James Wilkinson are responsible for the day-to-day man- agement of the Fund's assets.

Mark Howard-Johnson, CFA, Managing Director, is the Chairman of BlackRock's Global Real Asset Secu-
rities Group. Mark is also a member of the Real Estate Global Executive Committee. Mr. Howard-Johnson’s
responsibilities include working closely with the senior leadership of the team developing and overseeing the investment team and its process, client relations and marketing. Mr. Howard-Johnson’s service with the firm dates back to May, 2012, when he joined the firm to launch the real estate securities business. He maintains primary coverage of several US and Canadian real estate sectors. Previously, Mr. Howard-
Johnson was the Chief Investment Officer for the real estate securities team at Building and Land Technol-
ogy, where he was responsible for launching its real estate securities management effort. Mr. Howard-
Johnson also served as Global Head and Chief Investment Officer for the Real Estate Securities Team at
Goldman Sachs Asset Management. He is an active member of the National Association of Real Estate
Investment Trusts and sits on the Investment Advisory Council. Mr. Howard-Johnson earned his BA from
Dartmouth College.

10

Alastair Gillespie, CFA, Managing Director, is the Chief Investment Officer (CIO) of BlackRock's Global
Real Asset Securities Group and Chair of the Investment Committee. The group runs listed real estate, infrastructure, and real asset strategies. Before joining BlackRock in 2013, Mr. Gillespie was with Principal
Global Investors. Mr. Gillespie was a Singapore-based managing director and co-global portfolio manager, responsible for the firm's global, Asia Pacific, and domestic Australian real estate capability in listed real estate securities. Before this, Mr. Gillespie was a sell-side real estate securities analyst for 11 years, culmi-
nating as co-head of Asian real estate research at UBS AG. He is also a member of the FTSE EPRA NAREIT
Asia Index committee. Mr. Gillespie received a Master of Applied Finance from Macquarie University in
Australia and holds the Chartered Financial Analyst designation.

James Wilkinson, Managing Director, is the Global Head of BlackRock's Global Real Asset Securities
Group. Mr. Wilkinson joined BlackRock in 2013 to help establish the real asset securities platform. Mr.
Wilkinson was previously a fund manager at Thames River Capital where he worked on a range of tradi-
tional long only and long/short real estate securities funds. Prior to this, Mr. Wilkinson worked at Hender-
son Global Investors as a member of the European real estate securities team. James began his career at
Healey & Baker as a Chartered Surveyor. Mr. Wilkinson is a member of the Board of Directors of the Euro-
pean Public Real Estate Association (EPRA). Mr. Wilkinson graduated from the University of East Anglia with a BA Hons degree in Philosophy and gained his MA in Property Valuation and Law from City Univer-
sity Business School, London (now Cass Business School). He also is a member of the UK's Royal Institu-
tion of Chartered Surveyors.

Raj Rehan, CFA, is the Head of Real Estate Securities, Americas for BlackRock Alternatives. Raj sits on the Management Committee and Investment Committee for the Infrastructure & Real Estate Securities
(IRES) business, he is a portfolio manager and investment analyst. Raj has a first class honours, BSc degree in Economics from the University of Warwick. He is a Chartered Financial Analyst charterholder.

Sub-Sub-Adviser
BlackRock Singapore Limited (“BSL”) is located at Twenty Anson, #18-01 20 Anson Road, Singapore
079912. BSL is domiciled in Singapore and regulated by the Monetary Authority of Singapore. BSL has been managing collective investment schemes or discretionary funds since 2001. BSL is a wholly owned indirect subsidiary of BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment man-
agement firms in the United States. BlackRock had approximately $8.6 trillion in assets under manage-
ment as of December 31, 2022.

Sub-Sub-Adviser
BlackRock International Limited (“BIL”) is located at Exchange Place One, 1 Semple Street, Edinburgh EH3
8BL, Scotland. BIL is a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), one of the largest pub-
licly traded investment management firms in the United States. BlackRock had approximately $8.6 trillion in assets under management as of December 31, 2022.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
11

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
12

Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP BlackRock Real Estate Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$ 10.027	$ 8.712	$ 9.769	$ 8.456	$ 9.587
Income (loss) from investment operations:
Net investment income[2]	0.185	0.246	0.176	0.212	0.207
Net realized and unrealized gain (loss)	(3.052)	2.146	(0.458)	1.871	(0.986)
Total from investment operations	(2.867)	2.392	(0.282)	2.083	(0.779)
Less dividends and distributions from:
Net investment income	(0.099)	(0.687)	(0.464)	(0.355)	(0.352)
Net realized gain	(0.200)	(0.390)	(0.311)	(0.415)	—
Return of capital	(0.026)	—	—	—	—
Total dividends and distributions	(0.325)	(1.077)	(0.775)	(0.770)	(0.352)
Net asset value, end of period	$ 6.835	$ 10.027	$ 8.712	$ 9.769	$ 8.456
Total return[3]	(28.64%)	28.02%	(2.21%)	24.92%	(8.34%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$251,437	$372,538	$332,627	$426,116	$382,835
Ratio of expenses to average net assets	0.81%	0.79%	0.81%	0.76%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.81%	0.83%	0.77%	0.79%
Ratio of net investment income to average net assets	2.27%	2.47%	2.09%	2.21%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.25%	2.45%	2.07%	2.20%	2.24%
Portfolio turnover	79%	77%	120%	155%	116%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

14

	LVIP BlackRock Real Estate Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$ 9.885	$ 8.602	$ 9.658	$ 8.367	$ 9.489
Income (loss) from investment operations:
Net investment income[2]	0.162	0.218	0.153	0.191	0.182
Net realized and unrealized gain (loss)	(3.007)	2.117	(0.454)	1.844	(0.976)
Total from investment operations	(2.845)	2.335	(0.301)	2.035	(0.794)
Less dividends and distributions from:
Net investment income	(0.079)	(0.662)	(0.444)	(0.329)	(0.328)
Net realized gain	(0.200)	(0.390)	(0.311)	(0.415)	—
Return of capital	(0.026)	—	—	—	—
Total dividends and distributions	(0.305)	(1.052)	(0.755)	(0.744)	(0.328)
Net asset value, end of period	$ 6.735	$ 9.885	$ 8.602	$ 9.658	$ 8.367
Total return[3]	(28.82%)	27.69%	(2.45%)	24.60%	(8.57%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81,350	$115,839	$101,452	$107,442	$97,581
Ratio of expenses to average net assets	1.06%	1.04%	1.06%	1.01%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%	1.06%	1.08%	1.02%	1.04%
Ratio of net investment income to average net assets	2.02%	2.22%	1.84%	1.96%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.00%	2.20%	1.82%	1.95%	1.99%
Portfolio turnover	79%	77%	120%	155%	116%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.08%	0.08%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.40%	0.75%
Less Fee Waiver[2]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.39%	0.74%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund's average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$40	$127	$223	$504
Service Class	$76	$239	$416	$929
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in iShares exchange-traded funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Underlying ETFs, in turn, invest in domestic equity securities (stocks) and/or domestic fixed income securities (bonds). The Fund, under normal circumstances, through the Underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Underlying ETFs are managed by BlackRock Fund Advisors.
The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying ETF Allocation Strategy. Under normal circumstances, approximately 70% of the Fund’s Underlying ETF assets are invested primarily in domestic equity securities (stocks) and approximately 30% of the Fund’s Underlying ETF assets are invested primarily in domestic fixed income securities (bonds).
BlackRock develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style. The Fund’s largest allocation is to Underlying ETFs that invest primarily in domestic equity securities, including securities of small- and medium-capitalization companies and those with growth and value characteristics. Small-capitalization companies generally include companies with market capitalizations similar to those within the Russell 2000® Index or a similar broad-based index, and medium-capitalization companies generally include companies with market capitalizations similar to those within the Russell MidCap® Index or a similar broad-based index.
A smaller allocation is made to Underlying ETFs that invest primarily in domestic fixed income securities, including mortgage-backed securities, high yield securities (otherwise known as “junk” bonds), and securities backed by the U.S. Treasury.
The financial instruments that are intended to provide exposure similar to the exposure to the Underlying ETFs may include, among other instruments, futures, options, swaps, structured notes and other derivatives. As a result of the Fund’s use of futures, options, swaps, structured notes and other derivatives, the Fund may also hold U.S. Treasury, short-term, or other fixed income investments, including loans and notes to address regulatory requirements.
On at least an annual basis, BlackRock will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying ETFs from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying ETFs to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market. The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying ETFs. The Adviser also considers the portfolio characteristics and risk profile for each Underlying ETF over various periods and market environments to assess each Underlying ETF’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
2LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures or options contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
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Active Markets Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for the shares will develop or be maintained. Shares trade on an exchange at market prices that may be below, at or above the Underlying ETF’s NAV. Securities, including the shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. shares of the Underlying ETF could decline in value or underperform other investments.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund3

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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
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Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The
4LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q1 2019	7.31%
Lowest Quarterly Return	Q1 2020	(9.49%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund – Standard Class	-16.51%	2.73%	4.83%	5/2/16
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund – Service Class	-16.81%	2.37%	4.47%	5/2/16
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	0.43%
BlackRock U.S. Growth ETF Alloc Composite (reflects no deductions for fees, expenses or taxes)	-14.22%	6.07%	7.68%
*
The BlackRock U.S. Growth ETF Allocation Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 29% S&P 500® Index , 25% MSCI USA Minimum Volatility Index, 7% S&P MidCap 400® Index, and 9% Russell 2000® Index. The
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund5

BlackRock U.S. Growth ETF Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the BlackRock U.S. Growth ETF Allocation Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2017
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2017
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

BlackRock Portfolio Managers	Company Title	Experience with Fund
Paul Whitehead	Managing Director	Since May 2022
Greg Savage, CFA	Managing Director	Since May 2019

Milliman Portfolio Managers	Company Title	Experience with Fund
Jeff Greco, FRM	Senior Director – Head of Strategy Research	Since May 2016
Adam Schenck, CFA	Managing Director, Head of Fund Services	Since May 2016
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since April 2021
Ruby Shi	Portfolio Manager	Since August 2019
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital. The objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in iShares exchange-traded funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Underlying ETFs, in turn, invest in domestic equity securities (stocks) and/or domestic fixed income securities (bonds). The Fund, under normal circumstances, through the Underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Underlying ETFs are managed by BlackRock Fund Advisors.
The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying ETF Allocation Strategy. Under normal circumstances, approximately 70% of the Fund’s Underlying ETF assets are invested primarily in domestic equity securities (stocks) and approximately 30% of the Fund’s Underlying ETF assets are invested primarily in domestic fixed income securities (bonds).
BlackRock develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style. The Fund’s largest allocation is to Underlying ETFs that invest primarily in domestic equity securities, including securities of small- and medium-capitalization companies and those with growth and value characteristics. Small-capitalization companies generally include companies with market capitalizations similar to those within the Russell 2000® Index or a similar broad-based index, and medium-capitalization companies generally include companies with market capitalizations similar to those within the Russell MidCap® Index or a similar broad-based index.
A smaller allocation is made to Underlying ETFs that invest primarily in domestic fixed income securities, including mortgage-backed securities, high yield securities (otherwise known as “junk” bonds), and securities backed by the U.S. Treasury.
The financial instruments that are intended to provide exposure similar to the exposure to the Underlying ETFs may include, among other instruments, futures, options, swaps, structured notes and other derivatives. As a result of the Fund’s use of futures, options, swaps, structured notes and other derivatives, the Fund may also hold U.S. Treasury, short term, or other fixed income investments, including loans and notes to address regulatory requirements.
On at least an annual basis, the BlackRock will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying ETFs from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying ETFs to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market. The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying ETFs. The Adviser also considers the portfolio characteristics and risk profile for each Underlying ETF over various periods and market environments to assess each Underlying ETF’s suitability as an investment for the Fund. The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgages, and other assets and securities that are rated Baa by Moody’s Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the Underlying ETFs’ investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s the risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management
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strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to U.S. securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retraces such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
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The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Advisers: Lincoln Financial Investments Corporation (“LFI”) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund or the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.24% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Jay Shearon, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

Sub-Adviser
BlackRock Investment Management, LLC (“BlackRock”) is located at 1 University Square Drive, Princeton,
NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $8.6 trillion in assets under management as of December 31, 2022.

BlackRock Portfolio Managers	Jeff Greco, Adam Schenck, Maria Schiopu and Ruby Shi are responsible for the day-to-day management of the Fund's risk management overlay.

Paul Whitehead, Managing Director, Co-Head of Index Equity. Mr. Whitehead is the Co-Head of the
BlackRock’s ETF and Index Investments business. He is responsible for overseeing the management of
Institutional and iShares funds. Mr. Whitehead was previously the Global Head of Equity Trading and the
Global Head of Transition Management within BlackRock's Global Trading Group. Mr. Whitehead's service with the firm dates back to 1996, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to assuming his current role, Mr. Whitehead was Head of Americas Equity
Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange
Traded funds, and Transition Management mandates. Mr. Whitehead represents BlackRock on the board of
Luminex, a buy-side owned Alternative Trading System launched in 2015. Mr. Whitehead earned a B.S. in economics at the University of Colorado in 1993.

Greg Savage, CFA, is a Managing Director within BlackRock. Mr. Savage's service with the BlackRock dates back to 1999, including his years with Barclays Global Investors (BGI), which merged with
BlackRock in 2009. Mr. Savage holds a B.S. from the University of Colorado and is a Chartered Financial
Analyst® (CFA) Charterholder.

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Sub-Adviser
Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Jeff Greco, Adam Schenck and Maria Schiopu are responsible for the day-to-day management of the Fund's risk management overlay.

Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with
Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program.
Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management.
Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in finan-
cial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody's Analytics and was
involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an M.P.S in
Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a
B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
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To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
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Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
16

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The total return in these financial highlights reflects the return set forth in the Fund’s most recent annual report, which may differ slightly from the total return in the bar chart and table in this prospectus as a result of adjustments for financial reporting purposes. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.317	$ 13.260	$ 13.008	$ 11.225	$ 11.719
Income (loss) from investment operations:
Net investment income[1]	0.179	0.144	0.196	0.240	0.217
Net realized and unrealized gain (loss)	(2.546)	1.773	0.237	1.874	(0.538)
Total from investment operations	(2.367)	1.917	0.433	2.114	(0.321)
Less dividends and distributions from:
Net investment income	(0.175)	(0.176)	(0.181)	(0.207)	(0.173)
Net realized gain	(0.388)	(0.684)	—	(0.124)	—
Total dividends and distributions	(0.563)	(0.860)	(0.181)	(0.331)	(0.173)
Net asset value, end of period	$ 11.387	$ 14.317	$ 13.260	$ 13.008	$ 11.225
Total return[2]	(16.51%)	14.66%	3.34%	18.90%	(2.74%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,600	$22,196	$16,664	$11,864	$5,937
Ratio of expenses to average net assets[3]	0.31%	0.30%	0.31%	0.32%	0.32%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.31%	0.31%	0.32%	0.32%
Ratio of net investment income to average net assets	1.44%	1.03%	1.55%	1.94%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.43%	1.02%	1.55%	1.94%	1.82%
Portfolio turnover	7%	6%	20%	3%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
17

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.291	$ 13.241	$ 12.993	$ 11.221	$ 11.718
Income (loss) from investment operations:
Net investment income[1]	0.135	0.094	0.151	0.196	0.174
Net realized and unrealized gain (loss)	(2.539)	1.768	0.235	1.872	(0.534)
Total from investment operations	(2.404)	1.862	0.386	2.068	(0.360)
Less dividends and distributions from:
Net investment income	(0.132)	(0.128)	(0.138)	(0.172)	(0.137)
Net realized gain	(0.388)	(0.684)	—	(0.124)	—
Total dividends and distributions	(0.520)	(0.812)	(0.138)	(0.296)	(0.137)
Net asset value, end of period	$ 11.367	$ 14.291	$ 13.241	$ 12.993	$ 11.221
Total return[2]	(16.81%)	14.26%	2.98%	18.48%	(3.07%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$550,993	$687,727	$631,897	$544,415	$327,163
Ratio of expenses to average net assets[3]	0.66%	0.65%	0.66%	0.67%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.67%	0.66%	0.66%	0.67%	0.67%
Ratio of net investment income to average net assets	1.09%	0.68%	1.20%	1.59%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.08%	0.67%	1.20%	1.59%	1.47%
Portfolio turnover	7%	6%	20%	3%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
18

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
19

Lincoln Variable Insurance Products Trust
LVIP Blended Large Cap Growth Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Blended Large Cap Growth Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”) is long-term growth of capital in a manner consistent with the preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.72%	0.72%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.80%	1.05%
Less Fee Waiver[2]	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.69%	0.94%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.155% on the first $100 million of the Fund’s average daily net assets; 0.105% on the next $400 million of the Fund's daily net assets; 0.100% on the next $1.5 billion of the Fund's daily net assets; and 0.085% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$70	$244	$433	$980
Service Class	$96	$323	$569	$1,273
LVIP Blended Large Cap Growth Managed Volatility Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $2.4 billion at the time of investment. In addition, up to 20% of the Fund’s assets may be invested in mid-capitalization securities and foreign equity securities. Investments in equity securities include common stock and preferred stock. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies. The principal types of derivatives used by the Fund include options, futures, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain direct exposure to certain markets.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. AllianceBernstein LP (“AllianceBernstein”) and Goldman Sachs Asset Management, L.P. (“GSAM”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser allocates approximately 50% of the portion of the Fund’s assets not subject to the overlay to AllianceBernstein and approximately 50% of the portion of the Fund’s assets not subject to the overlay to GSAM. Such allocations are subject to change at the discretion of the Adviser.
AllianceBernstein allocates its portion of the Fund’s investments among broad sector groups based on the fundamental company research conducted by the AllianceBernstein’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. AllianceBernstein may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge. AllianceBernstein’s research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.
In selecting securities for its portion of the Fund’s investments, GSAM uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, fundamental mispricings, high quality business models, sentiment analysis and market themes & trends. Fundamental mispricings seeks to identify high-quality businesses trading at a fair price, which GSAM believes leads to strong performance over the long-run. High quality business models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market themes and trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.
The Fund may engage in frequent and active trading of portfolio investments to achieve its investment objective. The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of assets in a particular issuer than a diversified fund.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency
2LVIP Blended Large Cap Growth Managed Volatility Fund

derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Income Risk. Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and proceeds are reinvested in securities with different interest rates.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different
LVIP Blended Large Cap Growth Managed Volatility Fund3

from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Forwards Risk. The Fund’s use of forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Forward transactions traded over-the-counter and not cleared through a central counterparty may not get the expected payment or delivery of assets. If a forward counterparty fails to meet its obligations under the contract, the Fund may lose money.
•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
•
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
4LVIP Blended Large Cap Growth Managed Volatility Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2021	11.95%
Lowest Quarterly Return	Q1 2022	(14.12%)
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy, which was implemented on that date and is currently used by the Fund.
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Blended Large Cap Growth Managed Volatility Fund – Standard Class	-26.73%	6.38%	8.55%
LVIP Blended Large Cap Growth Managed Volatility Fund – Service Class	-26.92%	6.12%	8.28%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	-29.14%	10.96%	14.10%
Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)
Investment Sub-Adviser: Goldman Sachs Asset Management, L.P. (“GSAM”)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

AllianceBernstein Portfolio Managers	Company Title	Experience with Fund
Frank Caruso, CFA*	Chief Investment Officer – U.S. Growth Equities	Since April 2021
*
Mr. Caruso will be retiring from AllianceBernstein on March 31, 2024.

John H. Fogarty, CFA	Portfolio Manager – U.S. Growth Equities	Since April 2021
Vinay Thapar, CFA	Portfolio Manager – U.S. Growth Equities	Since April 2021

LVIP Blended Large Cap Growth Managed Volatility Fund5

GSAM Portfolio Managers	Company Title	Experience with Fund
Osman Ali, CFA	Managing Director	Since May 2017
Len Ioffe, CFA	Managing Director	Since May 2017
Takashi Suwabe	Senior Portfolio Manager	Since May 2021
Dennis Walsh	Managing Director	Since May 2017

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP Blended Large Cap Growth Managed Volatility Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is long-term growth of capital in a manner consistent with preservation of capital. This objective is non-fundamental and may be changed without shareholder approval. The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $2.4 billion at the time of investment. In addition, up to 20% of the Fund’s assets may be invested in mid-capitalization securities and foreign equity securities. Investments in equity securities include common stock and preferred stock. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts, whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The principal types of derivatives used by the Fund include options, futures, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain direct exposure to certain markets.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. AllianceBernstein L.P. (“AllianceBernstein”) and Goldman Sachs Asset Management, L.P. (“GSAM”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser allocates approximately 50% of the portion of the Fund’s assets not subject to the overlay to AllianceBernstein and approximately 50% of the portion of the Fund’s assets not subject to the overlay to GSAM. Such allocations are subject to change at the discretion of the Adviser.
AllianceBernstein allocates its portion of the Fund’s investments among broad sector groups based on the fundamental company research conducted by the AllianceBernstein’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. AllianceBernstein may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge. AllianceBernstein’s research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.
In selecting securities for its portion of the Fund’s investments, GSAM uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, fundamental mispricings, high quality business models, sentiment analysis and market themes & trends. Fundamental mispricings seeks to identify high-quality businesses trading at a fair price, which GSAM believes leads to strong performance over the long-run. High quality business models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market themes and trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.
The Fund may engage in frequent and active trading of portfolio investments to achieve its investment objective. The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of assets in a particular issuer than a diversified fund.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the
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managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in securities of U.S. large-cap companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Risks of Investment in Japan. The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries' political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan's labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan's economic competitiveness. The nuclear power plant catastrophe in Japan in March 2011 may have short- and long-term effects on the Japanese economy and its nuclear energy industry. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, the Fund.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Income Risk. The Fund’s yield will vary as short-term securities in its portfolio mature and proceeds are reinvested in securities with different interest rates.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of
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assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or
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negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Forwards Risk. The Fund’s use of forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Forward transactions traded over-the-counter and not cleared through a central counterparty may not get the expected payment or delivery of assets. If a forward counterparty fails to meet its obligations under the contract, the Fund may lose money.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s
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investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Advisers: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.61% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

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Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
AllianceBernstein L.P., with its principal offices located at 501 Commerce Street, Nashville, TN 37203, is a
Delaware limited partnership, the majority limited partnership units in which are held, directly and indi-
rectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. AllianceBernstein and its affiliates had assets under management of approxi-
mately $779 billion as of December 31, 2022.

AllianceBernstein L.P. Portfolio Managers	Frank Caruso, John Fogarty, and Vinay Thapar are responsible for the day-to-day management of the por- tion of the Fund’s assets allocated to AllianceBernstein.

Frank Caruso, CFA,* is a Senior Vice President and Chief Investment Officer of U.S. Growth Equities, a
position he has held since 2012. He has led investment teams since 2004 and was a portfolio manager from 1995 to 2004. Mr. Caruso joined the firm in 1993, when the firm acquired Shields Asset Manage-
ment, where he had been director of Equities. He holds a BA in business economics from the State Univer-
sity of New York, Oneonta, and is a member of the CFA Society New York and the CFA Institute. Mr. Caruso
is a CFA charterholder.

John H. Fogarty, CFA, is a Senior Vice President and Portfolio Manager for U.S. Growth Equities, a posi-
tion he has held since 2009. Mr. Fogarty began his career at AllianceBernstein in 1988, performing quanti-
tative research, and joined the U.S. Large Cap Growth team as a generalist and quantitative analyst in
1995. He became a portfolio manager in 1997. Mr. Fogarty holds a BA in history from Columbia University and is a CFA charterholder.

Vinay Thapar, CFA, is a Senior Vice President and Portfolio Manager for U.S. Growth Equities. He is also a
Senior Research Analyst, responsible for covering global healthcare. Mr. Thapar holds a BA in biology from New York University and is a CFA charterholder.

Sub-Adviser
Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the
SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC. The principal address of GSAM is 200 West Street, New York, New
York 10282. As of December 31, 2022, GSAM, including its investment advisor affiliates, had assets under supervision of $2.3 trillion.

GSAM Portfolio Managers	Osman Ali, CFA, Len Ioffe, CFA, Takashi Suwabe, and Dennis Walsh are responsible for the day-to-day management of the portion of the Fund's assets allocated to GSAM.

Len Ioffe, CFA, Managing Director, joined GSAM in 1994 and has been a Senior Portfolio Manager in the
QIS group at GSAM since 2001. Mr. Ioffe is responsible for equity portfolios in developed and emerging markets overseeing new product development, portfolio design, implementation and ongoing manage-
ment. Mr. Ioffe earned a Master of Science with Honors in Computer Science from St. Petersburg Poly-
technic University in Russia and received an MBA from New York University's Stern School of Business.
He is a CFA charterholder.

Osman Ali, CFA, Managing Director joined Goldman Sachs in 2003 and is a portfolio manager in the
Quantitative Investment Strategies (“QIS”) group within GSAM. Mr. Ali serves as the lead portfolio man-
ager and strategist for the team’s active (alpha) equity strategies. In addition, his research and portfolio management responsibilities also extend to the team’s ActiveBeta equity strategies. He has been involved in the research and implementation of QIS’ equity investment models since joining the team in 2005. Mr.
Ali earned a Bachelor of Science in Computer Science from Cornell University in 2003 and a Master of Arts in Mathematics from Columbia University in 2008. He is a CFA charterholder.

13

Takashi Suwabe joined GSAM in 2009. Mr. Suwabe has been a member of the Equity Alpha team within
GSAM since 2009. Mr. Suwabe is a Senior Portfolio Manager and Head of Research of the Equity Alpha
business in the QIS Group. Mr. Suwabe earned a B.S. in Physics from Tokyo Institute of Technology and has a Ph.D. from The Graduate University of Advanced Studies in Japan.

Dennis Walsh, Managing Director, joined Goldman Sachs in 2005. Mr. Walsh is a lead portfolio manager and co-heads research and portfolio management for the Equity Alpha business in the QIS Group. Previ-
ously, Mr. Walsh was a senior researcher responsible for developing global stock selection models for the
QIS team. Mr. Walsh earned a Bachelor of Arts in Computer Science from Dartmouth College in 2001 and a master’s degree in Finance from Princeton University in 2009.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

*Mr. Caruso will be retiring from AllianceBernstein on March 31, 2024.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
14

To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
15

Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
16

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[2]	12/31/19	12/31/18
Net asset value, beginning of period	$ 54.396	$ 45.414	$ 37.333	$ 32.690	$ 37.982
Income (loss) from investment operations:
Net investment income (loss)[3]	0.065	(0.026)	0.142	0.264	0.294
Net realized and unrealized gain (loss)	(14.498)	14.057	8.747	6.137	(1.522)
Total from investment operations	(14.433)	14.031	8.889	6.401	(1.228)
Less dividends and distributions from:
Net investment income	—	—	(0.151)	(0.244)	(0.258)
Net realized gain	(6.102)	(5.049)	(0.657)	(1.514)	(3.806)
Total dividends and distributions	(6.102)	(5.049)	(0.808)	(1.758)	(4.064)
Net asset value, end of period	$ 33.861	$ 54.396	$ 45.414	$ 37.333	$ 32.690
Total return[4]	(26.73%)	30.86%	23.82%	19.93%	(4.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$221,031	$328,574	$277,685	$250,538	$232,239
Ratio of expenses to average net assets	0.68%	0.68%	0.70%	0.70%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.78%	0.79%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets	0.15%	(0.05%)	0.36%	0.75%	0.77%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.04%	(0.15%)	0.27%	0.66%	0.68%
Portfolio turnover	122%	156%	147%	126%	124%

[1]	Effective April 1, 2021, AllianceBernstein was added as a sub-adviser to the Fund.
[2]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

17

	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[2]	12/31/19	12/31/18
Net asset value, beginning of period	$ 52.909	$ 44.388	$ 36.520	$ 32.024	$ 37.292
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.038)	(0.153)	0.042	0.172	0.195
Net realized and unrealized gain (loss)	(14.091)	13.723	8.540	6.002	(1.478)
Total from investment operations	(14.129)	13.570	8.582	6.174	(1.283)
Less dividends and distributions from:
Net investment income	—	—	(0.057)	(0.164)	(0.179)
Net realized gain	(6.102)	(5.049)	(0.657)	(1.514)	(3.806)
Total dividends and distributions	(6.102)	(5.049)	(0.714)	(1.678)	(3.985)
Net asset value, end of period	$ 32.678	$ 52.909	$ 44.388	$ 36.520	$ 32.024
Total return[4]	(26.92%)	30.53%	23.51%	19.64%	(4.55%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,149,701	$1,519,106	$1,269,461	$980,543	$737,236
Ratio of expenses to average net assets	0.93%	0.93%	0.95%	0.95%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.03%	1.04%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets	(0.10%)	(0.30%)	0.11%	0.50%	0.52%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.21%)	(0.40%)	0.02%	0.41%	0.43%
Portfolio turnover	122%	156%	147%	126%	124%

[1]	Effective April 1, 2021, AllianceBernstein was added as a sub-adviser to the Fund.
[2]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

18

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
19

Lincoln Variable Insurance Products Trust
LVIP Blended Mid Cap Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Blended Mid Cap Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.73%	0.98%
Less Fee Waiver[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.72%	0.97%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$74	$232	$405	$906
Service Class	$99	$311	$541	$1,200
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
LVIP Blended Mid Cap Managed Volatility Fund1

Principal Investment Strategies
The Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that are high quality and/or offer above-average growth potential. Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The Fund, under normal circumstances, invests at least 80% of its net assets in the securities of mid-capitalization companies. Mid-capitalization companies are companies with market capitalizations within the range of companies in the Russell Midcap® Growth Index at the time of acquisition. In addition, the Fund may invest in foreign stocks, including those in emerging markets, up to 15% of its total assets. The Fund may also, to a lesser extent, invest in small capitalization companies.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. Massachusetts Financial Services Company (“MFS”) and T. Rowe Price Associates (“T. Rowe Price”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser allocates approximately 50% of the portion of the Fund’s assets not subject to the overlay to MFS and approximately 50% of the portion of the Fund’s assets not subject to the overlay to T. Rowe Price. Such allocations are subject to change at the discretion of the Adviser.
MFS focuses on investing its portion of the Fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). MFS normally invests its portion of the Fund's assets across different industries and sectors, but MFS may invest a significant percentage of its portion of the Fund's assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers also may be considered.
T. Rowe Price’s stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have: (1) a demonstrated ability to consistently increase revenues, earnings, and cash flow; (2) capable management; (3) attractive business niches; and (4) a sustainable competitive advantage. When T. Rowe Price selects investments, valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
2LVIP Blended Mid Cap Managed Volatility Fund

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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
LVIP Blended Mid Cap Managed Volatility Fund3

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Quantitative Model Risk. The Fund’s reliance on quantitative models and the analysis of specific metrics to construct the Fund’s portfolio could cause the adviser to be unsuccessful in selecting companies for investment or determining the weighting of particular stocks in the portfolio.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	17.27%
Lowest Quarterly Return	Q1 2022	(15.21%)
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy, which was implemented on that date and is currently used by the Fund.
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Blended Mid Cap Managed Volatility Fund – Standard Class	-23.57%	6.75%	7.03%
LVIP Blended Mid Cap Managed Volatility Fund – Service Class	-23.76%	6.49%	6.77%
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-26.72%	7.64%	11.41%
Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Massachusetts Financial Services Company (“MFS”)
Investment Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

4LVIP Blended Mid Cap Managed Volatility Fund

MFS Portfolio Managers	Company Title	Experience with Fund
Eric Fischman, CFA	Investment Officer and Portfolio Manager	Since October 2018
Eric Braz, CFA	Investment Officer and Portfolio Manager	Since June 2021

T. Rowe Price Portfolio Manager	Company Title	Experience with Fund
Donald J. Peters	Portfolio Manager	Since February 2016

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Blended Mid Cap Managed Volatility Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that are high quality and/or offer above-average growth potential. Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The Fund, under normal circumstances, invests at least 80% of its net assets in the securities of mid-capitalization companies. Mid-capitalization companies are companies with market capitalizations within the range of companies in the Russell Midcap® Growth Index at the time of acquisition. As of March 15, 2023, this range of market capitalizations was between approximately $423 million to $55.90 billion. In addition, the Fund may invest in foreign stocks, including those in emerging markets, up to 15% of its total assets. The Fund may also, to a lesser extent, invest in small capitalization companies.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. Massachusetts Financial Services Company (“MFS”) and T. Rowe Price Associates (“T. Rowe Price”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser allocates approximately 50% of the portion of the Fund’s assets not subject to the overlay to MFS and approximately 50% of the portion of the Fund’s assets not subject to the overlay to T. Rowe Price. Such allocations are subject to change at the discretion of the Adviser.
MFS focuses on investing its portion of the Fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. MFS normally invests its portion of the Fund's assets across different industries and sectors, but MFS may invest a significant percentage of its portion of the Fund's assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, also may be considered.
T. Rowe Price’s stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have: (1) a demonstrated ability to consistently increase revenues, earnings, and cash flow; (2) capable management; (3) attractive business niches; and (4) a sustainable competitive advantage. When T. Rowe Price selects investments, valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends (even above-average dividends) does not disqualify a stock from consideration. However, investment holdings are expected to have relatively low dividend yields.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
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A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in stocks of mid-capitalization companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
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Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Quantitative Model Risk. The Fund’s reliance on quantitative models and the analysis of specific metrics to construct the Fund’s portfolio could cause the adviser to be unsuccessful in selecting companies for investment or determining the weighting of particular stocks in the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict and stocks that previously
9

possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, the data on which the models rely may be incorrect or incomplete, or the models may not be implemented as intended by the adviser. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Advisers: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.65% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.
10

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
Massachusetts Financial Services Company (“MFS”), 111 Huntington Avenue, Boston, Massachusetts,
02199, commonly known as MFS Investment Management, acts as the investment adviser to investment companies, separate accounts and other clients. MFS is a majority owned subsidiary of Sun Life of Canada
(U.S.) Financial Services Holdings Inc., which in turn is an indirect wholly owned subsidiary of Sun Life
Financial, Inc. (a diversified financial services company). As of December 31, 2022, net assets under man-
agement of the MFS organization were approximately $547 billion.

MFS Portfolio Managers	Eric Fischman and Eric Braz are responsible for the day-to-day management of the portion of the Fund's assets allocated to MFS.

Eric Fischman, CFA, is an Investment Officer and Portfolio Manager at MFS. Mr. Fischman has been employed in the investment area of MFS since 2000. He holds a B.A. from Cornell University, earned an
M.B.A. from Columbia Business School, and a J.D. from Boston University School of Law. He is a Char-
tered Financial Analyst® (CFA) Charterholder.

Eric Braz, CFA, is an Investment Officer and Portfolio Manager at MFS. Mr. Braz has been employed in the investment area of MFS since 2007. Mr. Braz holds a B.S. from Pennsylvania State University and an
M.B.A. from the University of Chicago Booth School of Business. He also holds the Chartered Financial
Analyst (CFA) designation.

Sub-Adviser
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a
registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe
Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $1.27 trillion as of December 31, 2022. T. Rowe Price is a wholly-
owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price Portfolio Manager	Donald J. Peters is responsible for the day-to-day management of the portion of the Fund's assets allo- cated to T. Rowe Price.

Donald J. Peters is a Portfolio Manager for T. Rowe Price. He joined the firm in 1993. He holds a B.S. in
Economics from Tulane University and an M.B.A. from the Wharton School of Business of the University of
Pennsylvania.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

11

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
12

Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another
13

mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18[2]
Net asset value, beginning of period	$ 24.072	$ 21.901	$ 17.149	$ 15.017	$ 14.963
Income (loss) from investment operations:
Net investment income (loss)[3]	0.016	(0.075)	(0.035)	0.022	0.023
Net realized and unrealized gain (loss)	(5.710)	2.984	4.787	3.628	0.031
Total from investment operations	(5.694)	2.909	4.752	3.650	0.054
Less dividends and distributions from:
Net realized gain	(1.711)	(0.738)	—	(1.518)	—
Total dividends and distributions	(1.711)	(0.738)	—	(1.518)	—
Net asset value, end of period	$ 16.667	$ 24.072	$ 21.901	$ 17.149	$ 15.017
Total return[4]	(23.57%)	13.29%	27.71%	24.92%	0.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,910	$37,540	$34,238	$29,070	$25,199
Ratio of expenses to average net assets	0.72%	0.71%	0.73%	0.74%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.72%	0.74%	0.75%	0.78%
Ratio of net investment income (loss) to average net assets	0.09%	(0.32%)	(0.19%)	0.13%	0.15%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.08%	(0.33%)	(0.20%)	0.12%	0.11%
Portfolio turnover	31%	27%	46%	19%	70%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Ivy Investment Management Company.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

15

	LVIP Blended Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18[2]
Net asset value, beginning of period	$ 23.064	$ 21.064	$ 16.534	$ 14.561	$ 14.542
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.029)	(0.128)	(0.077)	(0.019)	(0.016)
Net realized and unrealized gain (loss)	(5.471)	2.866	4.607	3.510	0.035
Total from investment operations	(5.500)	2.738	4.530	3.491	0.019
Less dividends and distributions from:
Net realized gain	(1.711)	(0.738)	—	(1.518)	—
Total dividends and distributions	(1.711)	(0.738)	—	(1.518)	—
Net asset value, end of period	$ 15.853	$ 23.064	$ 21.064	$ 16.534	$ 14.561
Total return[4]	(23.76%)	13.00%	27.40%	24.60%	0.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$731,534	$953,768	$897,409	$749,146	$600,976
Ratio of expenses to average net assets	0.97%	0.96%	0.98%	0.99%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.98%	0.97%	0.99%	1.00%	1.03%
Ratio of net investment (loss) to average net assets	(0.16%)	(0.57%)	(0.44%)	(0.12%)	(0.10%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.17%)	(0.58%)	(0.45%)	(0.13%)	(0.14%)
Portfolio turnover	31%	27%	46%	19%	70%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Ivy Investment Management Company.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP Channing Small Cap Value Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Channing Small Cap Value Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Channing Small Cap Value Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Channing Small Cap Value Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.12%	0.12%
Total Annual Fund Operating Expenses	0.87%	1.12%
1
Other Expenses are based on estimates for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years
Standard Class	$89	$278
Service Class	$114	$356
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
Channing Capital Management, LLC (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing primarily in the stocks of small-cap companies. The Fund, under normal circumstances, invests at least 80% of its assets in securities of small-cap companies with market capitalizations that fall within the range of companies in the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that measures the performance of the
LVIP Channing Small Cap Value Fund1

Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index is a small-cap market index comprised of the smallest 2,000 stocks in the Russell 3000® Index, which is the 3,000 largest U.S. companies based on total market capitalization). As of March 15, 2022, the market capitalization range for the Index was $4 million to $6.26 billion.
The Fund primarily invests in common stocks, but it also may invest in securities of small-cap companies issued by real estate investment trusts (REITs), including stocks purchased in initial public offerings (IPOs) or shortly thereafter. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. The Fund also may invest in exchange-traded funds (ETFs) to provide exposure to certain equity markets.
The Fund’s portfolio is selected utilizing the Sub-Adviser’s fundamental, bottom-up value investment philosophy that focuses on making concentrated investments in undervalued and neglected small cap-companies that are broadly diversified across many market sectors. The Fund anticipates that it will hold approximately 35-50 securities. The Fund’s holdings may be above or below these amounts, however, the Fund will not purchase or sell holdings solely to stay within that range. The Sub-Adviser may sell a security in accordance with its defined sell discipline, which includes selling a security based on changes in stock price, valuation, company fundamentals, and/or performance expectations.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•
Initial Public Offering (IPO) Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
The Fund will commence operations on or about July 25, 2022. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
2LVIP Channing Small Cap Value Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Channing Capital Management, LLC (“Channing”)
Portfolio Managers

Channing Portfolio Managers	Company Title	Experience with Fund
Wendell E. Mackey, CFA	Lead Portfolio Manager	Since July 2022
Timothy J. Kroll, CFA	Portfolio Manager & Senior Equity Analyst	Since July 2022
Matthew Betourney, CFA	Portfolio Manager & Senior Equity Analyst	Since July 2022
Kevin B. Reynolds, CFA	Portfolio Manager & Financial Services Specialist	Since July 2022
Derik D. Coffey, CFA	Portfolio Specialist	Since July 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Channing Small Cap Value Fund3

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund’s objective is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
Channing Capital Management, LLC (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing primarily in the stocks of small-cap companies. The Fund, under normal circumstances, invests at least 80% of its assets in securities of small-cap companies with market capitalizations that fall within the range of companies in the Russell 2000® Value Index (the “Index”). The Russell 2000® Value Index is an unmanaged index that measures the performance of the Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index is a small-cap market index comprised of the smallest 2,000 stocks in the Russell 3000® Index, which is the 3,000 largest U.S. companies based on total market capitalization). As of March 15, 2023, the market capitalization range for the Index was $4 million to $6.26 billion.
The Fund primarily invests in common stocks, but it also may invest in securities of small-cap companies issued by real estate investment trusts (REITs), including stocks purchased in initial public offerings (IPOs) or shortly thereafter. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. The Fund also may invest in exchange-traded funds (ETFs) to provide exposure to certain equity markets.
The Sub-Adviser uses a fundamental, concentrated, bottom-up value investment philosophy that focuses on undervalued and neglected small-cap companies. Stock selection is the primary driver of the Sub-Adviser’s performance and investment discipline. The Sub-Adviser seeks companies that trade at a targeted 30% or greater discount to their “intrinsic value” as perceived by the Sub-Adviser based on its bottom-up analysis of the company’s fundamental business characteristics, including:(1) acquisition multiples of comparable companies, (2) discounted cash flow (DCF) analysis, and (3) sum-of-the-parts analyses. These value metrics provide the Sub-Adviser what is described as a “margin of safety” that seeks to take advantage of upside potential relative to the company’s intrinsic value. In constructing the Fund’s portfolio, the Sub-Adviser seeks quality companies that meet its “intrinsic value” criteria across many market sectors that have certain business characteristics, such as those companies with leading products or services with high barriers to competitive threats, solid financials, capable management teams, and relatively predictable cash earnings prospects. The Fund anticipates that it will hold approximately 35-50 securities. The Fund’s holdings may be above or below these amounts, however, the Fund will not purchase or sell holdings solely to stay within that range. The Sub-Adviser may sell a security in accordance with its defined selling discipline, which includes selling a security based on changes in stock price, valuation, company fundamentals, and/or performance expectations.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in stocks of small-cap companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size
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and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Initial Public Offering (IPO) Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. Limited trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares also may be affected by: substantial dilution in the value of their shares, sales of additional shares, and concentration of control in existing management and principal shareholders. In addition, some real estate companies in IPOs may have limited operating histories, may be undercapitalized, and may not have invested in or experienced a full market cycle.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
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Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (advisory fee is 0.75% of the Fund's average daily net assets).
Sub-Adviser
Channing Capital Management, LLC (“Channing”), 10 S. LaSalle Street, Chicago, IL 60603, is an
employee-owned Delaware limited liability founded in 2003. Rodney B. Herenton and Wendell E. Mackey are the founding partners and the members of Channing. As of December 31, 2022, Channing had approximately $3.25 billion in assets under management.

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Channing Portfolio Managers	Wendell E. Mackey, Timothy J. Kroll, Matthew Betourney, Kevin B. Reynolds and Derik D. Coffey are responsible for the day-to-day management of the Fund's assets.

Wendell E. Mackey, CFA, is a Founder, Co-Chief Executive Officer & Chief Investment Officer for Channing
and serves as Lead Portfolio Manager for the Small-Cap Value and SMID Strategies. Mr. Mackey has over
25 years of investment experience. Mr. Mackey received a B.B.A. from Howard University, and a M.M.
from the J.L. Kellogg Graduate School of Management, Northwestern University. Mr. Mackey holds the
Chartered Financial Analyst designation.

Timothy J. Kroll, CFA, is a Portfolio Manager and Senior Equity Analyst for the Small and SMID Value
Products at Channing. Mr. Kroll has over 25 years of investment experience. Mr. Kroll received a B.S. in
Finance from Southern Illinois University, and a M.M. from the J.L. Kellogg Graduate School of Manage-
ment, Northwestern University. Mr. Kroll holds the Chartered Financial Analyst designation.

Matthew Betourney, CFA, is a Portfolio Manager and Senior Equity Analyst for the Small and SMID Value
Products at Channing. Mr. Betourney has over 13 years of investment experience. Mr. Betourney received a B.B.A. in Finance with an emphasis in Accounting from University of Iowa, and an M.B.A. from University of Chicago Booth School of Business. Mr. Betourney holds the Chartered Financial Analyst designation.

Kevin B. Reynolds, CFA, is a Portfolio Manager and Financial Services Specialist for the Small and SMID
Value Products at Channing. Mr. Reynolds has over 20 years of investment experience. Mr. Reynolds received a B.S. in Finance from University of Memphis (formerly known as Memphis State University), and an M.B.A. from the Fogelman College of Business and Economics, University of Memphis. Mr. Reynolds
holds the Chartered Financial Analyst designation.

Derik D. Coffey, CFA, is a Portfolio Specialist at Channing. Mr. Coffey has over 13 years of investment experience. Mr. Coffey received a B.A. from Tuskagee University, and an M.S. from Georgetown University.
Mr. Coffey holds the Chartered Financial Analyst designation.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts will be available after the Fund commences operations.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
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Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
8

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
9

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Channing Small Cap Value Fund
	Standard Class	Service Class
	7/25/22[1] to 12/31/22	7/25/22[1] to 12/31/22
Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.038	0.026
Net realized and unrealized gain	(0.465)	(0.462)
Total from investment operations	(0.427)	(0.436)
Less dividends and distributions from:
Net investment income	(0.038)	(0.033)
Return of capital	(0.001)	(0.001)
Total dividends and distributions	(0.039)	(0.034)
Net asset value, end of period	$9.534	$9.530
Total return[3]	(4.28%)	(4.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$85,969	$295
Ratio of expenses to average net assets	0.88%	1.13%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.96%	1.21%
Ratio of net investment income to average net assets	0.86%	0.61%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	0.78%	0.53%
Portfolio turnover	36%	36%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

10

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated July 18, 2022, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
11

Lincoln Variable Insurance Products Trust
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.64%	0.64%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.73%	1.08%
Less Fee Waiver and Expense Reimbursement[1]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.68%	1.03%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.675% of the Fund’s average daily net assets for the Standard Class (and 1.025% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$69	$228	$401	$902
Service Class	$105	$339	$591	$1,313
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its investment objective by investing in a portfolio of investments that provide exposure to securities of large cap issuers. Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. ClearBridge Investments, LLC (“ClearBridge”) and Franklin Advisers, Inc. (“Franklin Advisers”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser allocates approximately 70% of the portion of the Fund’s assets not subject to the overlay to ClearBridge and approximately 30% of the portion of the Fund’s assets not subject to the overlay to Franklin Advisers. Such allocations are subject to change at the discretion of the Adviser.
The Fund, under normal circumstances, invests at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers, which, for purposes of the Fund, are companies within the capitalization range of the S&P 500® Index. As of March 15, 2023, the market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion.
The Fund invests in equity securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. The Fund may invest in securities of issuers of all capitalization sizes to the extent consistent with the Fund’s policy of investing at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers. The Fund also may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers are expected to be large-capitalization issuers. The Fund invests a large percentage of its assets in equity securities of U.S. companies, although it may also invest in equity securities of foreign issuers. The Fund invests in equities with a view to capital appreciation as well as income from dividend payments and other distributions.
ClearBridge selects securities through a bottom-up, fundamental analysis and focuses on investing its portion of the Fund’s assets in the stocks of companies ClearBridge believes are experiencing or will experience earnings growth that exceeds the average rate of earnings growth of companies comprising the S&P 500® Index. ClearBridge may invest in securities of large, well-known companies offering prospects of long-term earnings growth. ClearBridge emphasizes a long-term strategic investments and risk management approach in order to allow the growth potential of the holdings to develop. ClearBridge reviews securities held by the Fund on an on-going basis and will re-examine whether a particular security should continue to be held on the basis of company analysis, security analysis, and risk analysis.
Franklin Advisers uses a stock selection process based on a diverse set of fundamental and behavioral drivers of return. Franklin Advisers believes that stocks with high return potential have attractive valuation and favorable investment sentiment. Franklin Advisers takes a systematic approach, which allows it to evaluate all stocks in the investment universe every day on a consistent basis. Franklin Advisers builds portfolios that emphasize stocks with high expected return and that manage risk carefully.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility,
2LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund3

•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
Effective February 11, 2019, the Fund changed its investment strategy from a fund of funds to a sub-advised fund. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

4LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

Highest Quarterly Return	Q4 2020	14.01%
Lowest Quarterly Return	Q2 2022	(13.02%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund – Standard Class	-17.45%	6.07%	6.82%	1/2/14
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund – Service Class	-17.74%	5.69%	6.45%	1/2/14
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	10.56%
Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge”)
Investment Sub-Adviser: Franklin Advisers, Inc. (“FAV”)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

ClearBridge Portfolio Managers	Company Title	Experience with Fund
Scott Glasser	Chief Investment Officer, Managing Director and Portfolio Manager	Since February 2019
Evan Bauman	Managing Director, Portfolio Manager	Since February 2019
Michael Kagan	Managing Director, Portfolio Manager	Since February 2019
Aram Green	Managing Director, Portfolio Manager	Since March 2021

Stephen Rigo, CFA	Director, Portfolio Manager	Since September 2022

FAV Portfolio Managers	Company Title	Experience with Fund
Russell Shtern, CFA	Vice President and Portfolio Manager	Since February 2019
Christopher W. Floyd	Vice President and Portfolio Manager	Since August 2021
Joseph Giroux	Vice President and Portfolio Manager	Since May 2022

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund5

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval. The Fund pursues its investment objective by investing in a portfolio of investments that provide exposure to securities of large cap issuers. Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. ClearBridge Investments, LLC (“ClearBridge”) and Franklin Advisers, Inc. (“Franklin Advisers”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser allocates approximately 70% of the portion of the Fund’s assets not subject to the overlay to ClearBridge and approximately 30% of the portion of the Fund’s assets not subject to the overlay to Franklin Advisers. Such allocations are subject to change at the discretion of the Adviser.
The Fund, under normal circumstances, invests at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers, which, for purposes of the Fund, are companies within the capitalization range of the S&P 500® Index. As of March 15, 2023 the market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion.
The Fund invests in equity securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. The Fund may invest in securities of issuers of all capitalization sizes to the extent consistent with the Fund’s policy of investing at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers. The Fund also may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers are expected to be large-capitalization issuers. The Fund invests a large percentage of its assets in equity securities of U.S. companies, although it may also invest in equity securities of foreign issuers. The Fund invests in equities with a view to capital appreciation as well as income from dividend payments and other distributions.
ClearBridge selects securities through a bottom-up, fundamental analysis and focuses on investing its portion of the Fund’s assets in the stocks of companies ClearBridge believes are experiencing or will experience earnings growth that exceeds the average rate of earnings growth of companies comprising the S&P 500® Index. ClearBridge may invest in securities of large, well-known companies offering prospects of long-term earnings growth. ClearBridge emphasizes a long-term strategic investments and risk management approach in order to allow the growth potential of the holdings to develop. ClearBridge reviews securities held by the Fund on an on-going basis and will re-examine whether a particular security should continue to be held on the basis of company analysis, security analysis, and risk analysis.
Franklin Advisers uses a stock selection process based on a diverse set of fundamental and behavioral drivers of return. Franklin Advisers believes that stocks with high return potential have attractive valuation and favorable investment sentiment. Franklin Advisers takes a systematic approach, which allows it to evaluate all stocks in the investment universe every day on a consistent basis. Franklin Advisers builds portfolios that emphasize stocks with high expected return and that manage risk carefully.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
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A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to securities of large cap issuers only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
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Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
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Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not
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track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. The relevance and weightings of specific ESG factors can vary across individual portfolio holdings, asset classes, sectors and strategies. No one factor or consideration is determinative. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance. Moreover, ESG information is in many instances qualitative and therefore subjective. There are significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers. The approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory changes.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Advisers: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.63% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
ClearBridge Investments, LLC (“ClearBridge”), is located at 620 Eighth Avenue, New York, New York,
10018. ClearBridge is a wholly owned subsidiary of Franklin Resources, Inc., a publicly traded company listed on the New York Stock Exchange (NYSE:BEN). As of December 31, 2022, ClearBridge manages more than $151.3 billion in assets.

ClearBridge Portfolio Managers	Scott Glasser, Evan Bauman, Michael Kagan, Aram Green and Stephen Rigo are responsible for the day-to- day management of the portion of the Fund’s assets allocated to ClearBridge.

Scott Glasser is Chief Investment Officer, Managing Director and Portfolio Manager at ClearBridge. He
also co-manages ClearBridge’s Appreciation strategy. Mr. Glasser is a member of ClearBridge's Manage-
ment, Valuation and Risk Management Committees. Mr. Glasser joined the firm in 1993 and has 31 years of investment industry experience. Mr. Glasser graduated from Middlebury College with a B.A. in Political
Science and Spanish and also earned an M.B.A. in Finance from Pennsylvania State University.

Evan Bauman is a Managing Director and Portfolio Manager at ClearBridge. Mr. Bauman is a Portfolio
Manager for the ClearBridge Aggressive Growth, ClearBridge Multi Cap Growth and ClearBridge All Cap
Growth strategies. Mr. Bauman joined ClearBridge in 1996 as an intern before graduating with a B.S. in
Mathematics from Duke University.

Michael Kagan is a Managing Director and Portfolio Manager at ClearBridge. Mr. Kagan co-manages the
Appreciation strategy. He is a member of the ClearBridge Proxy and Brokerage Committees. Mr. Kagan
received a B.A. in Economics from Harvard College and attended the Massachusetts Institute of Technol-
ogy Sloan School of Management.

Aram Green is a Managing Director and Portfolio Manager for ClearBridge’s Aggressive Growth, Multi Cap
Growth and All Cap Growth strategies. In addition, Mr. Green serves as the co-portfolio manager for
ClearBridge’s Small Cap Growth, Mid Cap Growth and SMID Cap Growth products as well as the
ClearBridge Select strategy. Mr. Green joined the firm in 2006 and has nearly 21 years of investment industry experience. Mr. Green earned a B.A. in economics from Union College.

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Stephen Rigo, CFA, is a Director and Portfolio Manager at ClearBridge. Mr. Rigo co-manages the Appre-
ciation Strategy. He joined ClearBridge in 2016 as a Sector Analyst covering financials, and in 2019 was named a Senior Portfolio Analyst on the Appreciation Strategy. Mr. Rigo holds a BS in Finance from Bos-
ton College and is a member of the CFA Institute.

Sub-Adviser
Franklin Advisers, Inc. (“FAV”), One Franklin Parkway, San Mateo, CA 94403-1906. FAV is a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin”). Net assets under the management of the Franklin orga-
nization was over $1.39 trillion as of December 31, 2022.

FAV Portfolio Managers	Russell Shtern, Christopher W. Floyd and Joseph Giroux are responsible for the day-to-day management of the portion of the Fund’s assets allocated to FAV.

Russell Shtern, CFA, is a Vice President and Portfolio Manager for Franklin Templeton Investment Solu-
tions. Mr. Shtern responsible for managing smart beta and active multi-factor equity strategies. Prior to
Franklin Templeton, Mr. Shtern was Head of Equity Portfolio Management and Trading and a member of the global equity management team for QS Investors, a quantitative multi-asset and equity manager, which he joined in 2010. Mr. Shtern holds a Bachelor of Business Administration with honors from Pace Univer-
sity, with a concentration in finance and a minor in economics. He also holds the Chartered Financial Ana-
lyst (CFA) designation.

Christopher W. Floyd, CFA, is a Vice President and Portfolio Manager for Franklin Templeton Investment
Solutions (FTIS). He is the Lead Portfolio Manager for the International large cap and small cap active fac-
tor equity strategies and serves as Co-Portfolio Manager for the Global and US active factor equity strate-
gies. Previously, Mr. Floyd served as a Developed Markets Senior Portfolio Manager at Batterymarch
Financial Management, which merged with QS Investors in 2014. Mr. Floyd holds a Bachelor of Arts in
Economics from Dartmouth College and an MBA from Cornell University. He also holds the Chartered
Financial Analyst (CFA) designation.

Joseph Giroux is a Vice President and Portfolio Manager for Franklin Templeton Investment Solutions and
has lead portfolio manager responsibilities for multiple global strategies, including those focused on equity, ESG, market neutral and dividends. Prior to joining Franklin Templeton, Mr. Giroux was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS
Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin
Templeton Investment Solutions. Mr. Giroux holds both a Bachelor of Science in Computer Science and a
Master of Science in Information Technology from New England Institute of Technology.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
13

An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
14

The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
15

Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
16

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]	12/31/18
Net asset value, beginning of period	$ 18.018	$ 14.930	$ 13.638	$ 11.851	$ 12.744
Income (loss) from investment opera- tions:
Net investment income[3]	0.131	0.083	0.121	0.147	0.166
Net realized and unrealized gain (loss)	(3.297)	3.208	1.820	2.128	(0.482)
Total from investment operations	(3.166)	3.291	1.941	2.275	(0.316)
Less dividends and distributions from:
Net investment income	(0.129)	(0.095)	(0.123)	(0.196)	(0.155)
Net realized gain	(1.460)	(0.108)	(0.526)	(0.292)	(0.422)
Total dividends and distributions	(1.589)	(0.203)	(0.649)	(0.488)	(0.577)
Net asset value, end of period	$ 13.263	$ 18.018	$ 14.930	$ 13.638	$ 11.851
Total return[4]	(17.45%)[5]	22.04%	14.86%	19.38%	(2.80%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,635	$2,063	$1,786	$1,566	$81
Ratio of expenses to average net assets[6]	0.68%	0.68%	0.68%	0.62%	0.00%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[6]	0.73%	0.72%	0.73%	0.73%	0.71%
Ratio of net investment income to average net assets	0.85%	0.49%	0.91%	1.14%	1.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.80%	0.45%	0.86%	1.03%	0.58%
Portfolio turnover	22%	19%	20%	67%	9%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio. Effective August 7, 2021, QS Investors, LLC merged with and into Franklin Advisers, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	In 2022, 0.21% of the fund's total return consists of a voluntary reimbursement by sub-adviser Clearbridge for a realized investment loss. Excluding this item, total return would have been (17.66)%.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
17

	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]	12/31/18
Net asset value, beginning of period	$ 17.980	$ 14.900	$ 13.617	$ 11.845	$ 12.739
Income (loss) from investment opera- tions:
Net investment income[3]	0.078	0.024	0.074	0.100	0.121
Net realized and unrealized gain (loss)	(3.288)	3.197	1.811	2.122	(0.479)
Total from investment operations	(3.210)	3.221	1.885	2.222	(0.358)
Less dividends and distributions from:
Net investment income	(0.077)	(0.033)	(0.076)	(0.158)	(0.114)
Net realized gain	(1.460)	(0.108)	(0.526)	(0.292)	(0.422)
Total dividends and distributions	(1.537)	(0.141)	(0.602)	(0.450)	(0.536)
Net asset value, end of period	$ 13.233	$ 17.980	$ 14.900	$ 13.617	$ 11.845
Total return[4]	(17.74%)[5]	21.62%	14.45%	18.93%	(3.14%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$472,348	$621,683	$582,318	$560,144	$301,175
Ratio of expenses to average net assets[6]	1.03%	1.03%	1.03%	0.97%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	1.08%	1.07%	1.08%	1.08%	1.06%
Ratio of net investment income to average net assets	0.50%	0.14%	0.56%	0.79%	0.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	0.10%	0.51%	0.68%	0.23%
Portfolio turnover	22%	19%	20%	67%	9%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio. Effective August 7, 2021, QS Investors, LLC merged with and into Franklin Advisers, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	In 2022, 0.22% of the fund's total return consists of a voluntary reimbursement by sub-adviser Clearbridge for a realized investment loss. Excluding this item, total return would have been (17.96)%.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
18

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
19

Lincoln Variable Insurance Products Trust
LVIP Delaware Bond Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware Bond Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Bond Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Bond Fund (the “Fund”) is maximum current income (yield) consistent with a prudent investment strategy.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.31%	0.31%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.37%	0.72%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$38	$119	$208	$468
Service Class	$74	$230	$401	$894
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.
Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited and Macquarie Investment Management Austria Kapitalanlage, which are affiliates of DIFA (collectively, the “Sub-Adviser”).
The Fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The Fund, under normal circumstances, invests at least 80% of its assets in bond securities.
LVIP Delaware Bond Fund1

The Fund will invest primarily in a combination of:
•
investment-grade corporate bonds;
•
obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
•
mortgage-backed securities.
Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (such as to-be-announced contracts). The mortgages involved could be those on commercial or residential real estate properties.
To pursue its investment strategy, the Fund may also invest to a lesser degree in:
•
below investment grade securities (also known as “high yield” or “junk bonds”);
•
foreign securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions;
•
emerging market securities; and
•
derivatives, such as futures and credit default swaps, to manage risk exposure more efficiently than may be possible trading only physical securities.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may, however, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations.
At times when adverse conditions are anticipated, the Sub-Adviser may want to protect gains on securities without actually selling them. The Sub-Adviser may use options or futures to neutralize the effect of any price declines, without selling a bond or bonds or a swap agreement or agreements, or as a hedge against changes in interest rates. The Sub-Adviser may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Fund. The Fund may not engage in such transactions to the extent that obligations resulting from these activities exceed 25% of its assets. Use of these strategies can increase operating costs of the Fund and can lead to loss of principal.
As part of its risk management, the Fund's portfolio of securities has an overall minimum weighted average credit rating of A3/A- as defined by Standard & Poor's Corp. and Moody's Investors Service, Inc., respectively. This overall minimum weighted credit rating ensures that the portfolio will remain investment grade even though the Fund may invest in individual securities that present a higher level of risk. In pursuing its objective, the Fund may engage in active trading.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early,
2LVIP Delaware Bond Fund

lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
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IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
LVIP Delaware Bond Fund3

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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	5.46%
Lowest Quarterly Return	Q1 2022	(6.36%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware Bond Fund – Standard Class	-13.70%	0.17%	1.17%
LVIP Delaware Bond Fund – Service Class	-14.00%	-0.18%	0.82%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Europe Limited (“MIMEL”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

DIFA Portfolio Managers	Company Title	Experience with Fund
J. David Hillmeyer, CFA	Senior Managing Director and Co-Head of U.S. Multisector Fixed Income	Since April 2013
Daniela Mardarovici, CFA	Managing Director, Co-Head of U.S. Multisector Fixed Income	Since March 2019
4LVIP Delaware Bond Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Delaware Bond Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is maximum current income (yield) consistent with a prudent investment strategy. This objective is non-fundamental and may be changed without shareholder approval.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited and Macquarie Investment Management Austria Kapitalanlage, which are affiliates of DIFA (collectively, the “Sub-Adviser”).
The Fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The Fund, under normal circumstances, invests at least 80% of its assets in bond securities. The Fund will invest primarily in a combination of:
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investment-grade corporate bonds;
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obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
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mortgage-backed securities.
Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Corp. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).
Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (such as to-be-announced contracts). The mortgages involved could be those on commercial or residential real estate properties.
To pursue its investment strategy, the Fund may also invest to a lesser degree in:
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below investment grade securities (also known as “high yield” or “junk bonds”);
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foreign securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities;
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emerging market securities; and
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derivatives, such as futures and credit default swaps, to manage risk exposure more efficiently than may be possible trading only physical securities.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may, however, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations.
At times when adverse conditions are anticipated, the Sub-Adviser may want to protect gains on securities without actually selling them. The Sub-Adviser may use options or futures to neutralize the effect of any price declines, without selling a bond or bonds or a swap agreement or agreements, or as a hedge against changes in interest rates. The Sub-Adviser may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Fund. The Fund may not engage in such transactions to the extent that obligations resulting from these activities exceed 25% of its assets. Use of these strategies can increase operating costs of the Fund and can lead to loss of principal.
Options represent a right to buy or sell a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.
Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date. Certain options and futures may be considered derivative securities.
The Sub-Adviser's investment process centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment.
Risk management is deeply ingrained within the investment process. Characteristics of the Fund are compared in detail on a daily basis to the comparable characteristics of the Bloomberg U.S. Aggregate Bond Index (i.e., the Fund’s benchmark). The Fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from the benchmark. The Fund’s sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection. As part of its risk management, the Fund's portfolio of securities has an overall minimum weighted average credit rating of A3/A- as defined by Standard & Poor's Corp. and Moody's Investors Service, Inc., respectively. This overall minimum weighted credit rating ensures that the portfolio will remain investment grade even though the Fund may invest in individual securities that present a higher level of risk.
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The Fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy which seeks to add value through security and sector selection. The Fund’s portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the Fund would have a portfolio turnover rate of 100% if the Fund replaced all of its investments in one year.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in debt securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
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Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
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The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.31% of the Fund's average net assets).
Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

DIFA Portfolio Managers	J. David Hillmeyer and Daniela Mardarovici are responsible for the day-to-day management of the Fund's assets.

J. David Hillmeyer, CFA, joined the firm in 2007 and is Senior Managing Director and Co-Head of U.S.
Multisector Fixed Income. Mr. Hillmeyer co-leads the firm’s U.S. Multisector Fixed Income team for
Macquarie Asset Management Fixed Income (MFI) with responsibility for investment strategy and busi-
ness development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibil-
ity for our global credit strategies. Mr. Hillmeyer is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Mr. Hillmeyer earned his bachelor’s degree from Colorado State University, and is a member of the
CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Daniela Mardarovici, CFA, is a Managing Director and Co-Head of U.S. Multisector Plus Fixed Income.
Ms. Mardarovici co-leads of the firm’s U.S. Multisector Fixed Income team for Macquarie Asset Manage-
ment Fixed Income (“MFI”) with responsibility for investment strategy and business development across the full suite of U.S. multisector strategies. Ms. Mardarovici is also a member of MFI’s Global Leadership
Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Prior to joining MAM in March 2019, Ms. Mardarovici spent more than 13 years at
BMO Global Asset Management as a senior investment leader. Ms. Mardarovici graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. Ms.
Mardarovici is a member of the CFA Society New York and the CFA Institute.

Sub-Sub-Adviser
Macquarie Investment Management Austria Kapitalanlage AG, located at Kaerntner Strasse 28, 1010
Vienna, Austria, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of
December 31, 2022, the public investments division of MAM had approximately $349.4 billion in assets under management.

Sub-Sub-Adviser
Macquarie Investment Management Europe Limited, located at 28 Ropemaker Street, London, England, is an affiliate of the DIFA and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

11

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
12

Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another
13

mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.691	$ 14.404	$ 13.701	$ 13.057	$ 13.607
Income (loss) from investment operations:
Net investment income[1]	0.343	0.236	0.303	0.390	0.402
Net realized and unrealized gain (loss)	(2.209)	(0.493)	1.047	0.809	(0.518)
Total from investment operations	(1.866)	(0.257)	1.350	1.199	(0.116)
Less dividends and distributions from:
Net investment income	(0.375)	(0.284)	(0.344)	(0.366)	(0.434)
Net realized gain	—	(0.172)	(0.303)	(0.126)	—
Return of capital	(0.020)	—	—	(0.063)	—
Total dividends and distributions	(0.395)	(0.456)	(0.647)	(0.555)	(0.434)
Net asset value, end of period	$ 11.430	$ 13.691	$ 14.404	$ 13.701	$ 13.057
Total return[2]	(13.70%)	(1.80%)	9.87%	9.21%	(0.83%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,334,652	$2,932,099	$2,816,560	$2,604,021	$2,393,635
Ratio of expenses to average net assets	0.37%	0.36%	0.37%	0.37%	0.38%
Ratio of net investment income to average net assets	2.78%	1.67%	2.09%	2.84%	3.00%
Portfolio turnover	156%	298%	163%	164%	153%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

15

	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.684	$ 14.398	$ 13.699	$ 13.056	$ 13.606
Income (loss) from investment operations:
Net investment income[1]	0.299	0.186	0.252	0.341	0.354
Net realized and unrealized gain (loss)	(2.206)	(0.492)	1.044	0.810	(0.517)
Total from investment operations	(1.907)	(0.306)	1.296	1.151	(0.163)
Less dividends and distributions from:
Net investment income	(0.331)	(0.236)	(0.294)	(0.326)	(0.387)
Net realized gain	—	(0.172)	(0.303)	(0.126)	—
Return of capital	(0.020)	—	—	(0.056)	—
Total dividends and distributions	(0.351)	(0.408)	(0.597)	(0.508)	(0.387)
Net asset value, end of period	$ 11.426	$ 13.684	$ 14.398	$ 13.699	$ 13.056
Total return[2]	(14.00%)	(2.14%)	9.48%	8.83%	(1.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,843,448	$4,823,857	$4,518,452	$4,076,030	$3,647,766
Ratio of expenses to average net assets	0.72%	0.71%	0.72%	0.72%	0.73%
Ratio of net investment income to average net assets	2.43%	1.32%	1.74%	2.49%	2.65%
Portfolio turnover	156%	298%	163%	164%	153%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP Delaware Diversified Floating Rate Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware Diversified Floating Rate Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Diversified Floating Rate Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Diversified Floating Rate Fund (the “Fund”) is to seek total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.58%	0.58%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.66%	0.91%
Less Fee Waiver[1]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.63%	0.88%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $2 billion of the Fund’s average daily net assets; and 0.05% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$64	$208	$365	$820
Service Class	$90	$287	$501	$1,117
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
LVIP Delaware Diversified Floating Rate Fund1

Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited and Macquarie Investment Management Austria Kapitalanlage, which are affiliates of DIFA (collectively, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal circumstances, will invest at least 80% of its assets in floating rate securities, including but not limited to, investment grade corporate bonds, bank loans, high yield bonds (“junk” bonds), non-agency mortgage-backed securities, asset-backed securities, securities issued or guaranteed by the U.S. government, municipal bonds, securities of foreign issuers in both developed and emerging markets, and may include derivative instruments that attempt to achieve a floating rate of income for the Fund when they are combined with a group of fixed rate securities.
The Fund’s investments may be variable and floating rate fixed-income securities that generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). Some of the Fund’s investments in bank loans may also include an “IBOR floor.” Derivative instruments may be utilized to effectively convert the fixed rate of interest payments from a group of certain Fund portfolio securities into floating rate interest payments. The average portfolio duration (i.e., the sensitivity to general changes in interest rates) of the Fund will generally not exceed one year.
Up to 50% of the Fund’s assets may be allocated to below investment grade securities (“junk” bonds). Investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Fund’s assets. Non-U.S. dollar-denominated securities will be limited to no more than 50% of assets, but total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 25% of assets. The Fund may also invest up to 20% of its assets in a wide range of derivative instruments, including options, futures contracts, options on futures contracts, and swaps. Derivatives may be used for hedging or non-hedging purposes, such as to enhance total return or to gain exposure to certain securities or markets. The Fund may invest up to 15% of assets in illiquid holdings. In addition, the Fund may hold a portion of its assets in cash or cash equivalents.
As a part of its risk management, the Fund's portfolio of securities has an overall minimum weighted average credit rating of A-/A3 or above as defined by Standard & Poor's Corp. and by Moody's Investors Service, Inc., respectively. This minimum credit rating ensures that the portfolio on average will remain investment grade even though the Fund may invest in individual securities rated below investment grade that present a higher level of risk.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Variable and Floating Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Certain of these securities may be subject to greater liquidity risks.
•
IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial
2LVIP Delaware Diversified Floating Rate Fund

instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
•
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
LVIP Delaware Diversified Floating Rate Fund3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	3.85%
Lowest Quarterly Return	Q1 2020	(3.96%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware Diversified Floating Rate Fund – Standard Class	0.10%	1.33%	1.21%
LVIP Delaware Diversified Floating Rate Fund – Service Class	-0.16%	1.08%	0.95%
Secured Overnight Finance Rate (SOFR)	1.68%	N/A	N/A
ICE Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index (reflects no deductions for fees, expenses or taxes)	1.21%	1.43%	0.96%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Europe Limited (“MIMEL”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

DIFA Portfolio Managers	Company Title	Experience with Fund
J. David Hillmeyer, CFA	Senior Managing Director and Co-Head of U.S. Multisector Fixed Income	Since May 2010
Brian M. Scotto	Senior Vice President, Senior Portfolio Manager	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4LVIP Delaware Diversified Floating Rate Fund

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Delaware Diversified Floating Rate Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek total return. This objective is non-fundamental and may be changed without shareholder approval.
Delaware Investments Fund Advisers (the “Sub-Adviser”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited, and Macquarie Investment Management Austria Kapitalanlage, which are affiliates of DIFA (collectively, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal circumstances, will invest at least 80% of its assets in floating rate securities, including but not limited to:
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Investment grade and below investment grade corporate bonds;
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Loan participations (also known as bank loans);
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Securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and U.S. dollars;
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Non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);
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Securities issued or guaranteed by the U.S. government, such as U.S. Treasurys;
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Securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association (GNMA);
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U.S. municipal securities;
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Various types of structured product securities;
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Short-term investments, cash and cash equivalents; and
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Derivative instruments that attempt to achieve a floating rate of income for the Fund when they are combined with a group of fixed rate securities.
The Fund’s investments may be variable and floating-rate fixed income securities that generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). Derivative instruments may be utilized to effectively convert the fixed rate of interest payments from a group of certain Fund portfolio securities into floating rate interest payments. The average portfolio duration (i.e., the sensitivity to general changes in interest rates) of the Fund will generally not exceed one year.
As a part of its risk management, the Fund's portfolio of securities has an overall minimum weighted average credit rating of A-/A3 or above as defined by Standard & Poor's Corp. and by Moody's Investors Service, Inc., respectively. This minimum credit rating ensures that the portfolio on average will remain investment grade even though the Fund may invest in individual securities rated below investment grade that present a higher level of risk.
Before securities are selected for the Fund, the Sub-Adviser carefully evaluates each individual security, including its income potential and the size of the bond issuance. Economic and market conditions are analyzed to identify the securities or market sectors believed to offer the greatest potential for total return. A well-diversified portfolio of securities is maintained that represents many different asset classes, sectors, industries and global markets. Through diversification, the Sub-Adviser seeks to reduce the impact that any individual security might have on the portfolio should the issuer have difficulty making payments.
The investment grade corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, units consisting of bonds with stock or warrants to buy stock attached, debentures and convertible debentures, and commercial paper of U.S. companies. The Fund may also invest up to 50% of its assets in below-investment grade securities. The Fund will invest in both rated and unrated bonds.
The Fund may also invest in loan participations. These types of investments are also commonly known as bank loans. Bank loans are an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquirer of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. Some of the Fund’s investments in bank loans may also include an “IBOR floor.” Bank loans with Libor floors generally ensure investors a minimum level of coupon payment, but the coupon rates for these types of securities may not adjust upward as quickly when rates rise since the coupon rate only adjusts when interest rates go higher than the applied IBOR floor.
The Fund may invest up to 15% of assets in illiquid holdings. The Fund also may invest in foreign securities, including up to 15% of its assets in securities of issuers located in emerging markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.
The Fund may invest in securities issued in any currency and may hold non-U.S. currencies. The Fund's non-U.S. dollar denominated securities will be limited to no more than 50% of assets. The Fund's total non-U.S. dollar currency exposure will be limited in the aggregate, to no more than 25% of assets.
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The Fund may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, nongovernment entities.
The Fund may invest in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may also invest in municipal debt obligations that are issued by state and local governments.
The Fund may also invest up to 20% of its assets in a wide range of derivative instruments, including options, futures contracts, options on futures contracts and swaps (including interest rate swaps, index swaps and credit default swaps). Derivatives may be used for hedging or non-hedging purposes, such as to enhance total return or to gain exposure to certain securities or markets. Derivative instruments may be utilized to effectively convert the fixed rate interest payments from a group of certain Fund portfolio securities into floating rate interest payments. The primary use of derivatives will be to swap fixed rate coupons for floating rate, which is effectively a hedge against rising interest rates. Credit default swaps may be used to gain credit exposure or as a hedge for existing holdings. The Fund may use currency forwards for fundamental or hedging purposes. The Fund may either be the buyer or the seller in a swap transaction.
Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date. Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option. Certain options and futures may be considered derivatives securities. At times when adverse conditions are anticipated, the Sub-Adviser may want to protect gains on swap agreements or securities without actually selling them. Options or futures might be used to neutralize the effect of any price declines, without selling a swap agreement or security, or as a hedge against changes in interest rates. An option contract may also be sold (often referred to as “writing” an option) to earn additional income for the Fund.
In an interest rate swap, the Fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, the Fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with the Fund receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, the Fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, or restructuring, for example) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, the Fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps, and credit default swaps may be considered illiquid. The Fund may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in floating rate securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
7

Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Variable and Floating Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Although, when interest rates decline, there will be a reduction in the payments of interest received by the Fund from its variable rate securities. Limits on the aggregate amount by which a variable rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates. Certain of these securities may be subject to greater liquidity risk, which could make them more difficult to sell at any given time.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act
8

was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
10

Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.55% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

DIFA Portfolio Managers	J. David Hillmeyer (lead Portfolio Manger) and Brian Scotto, as members of the firm's taxable fixed income team, are responsible for the day-to-day management of the Fund's assets.
11

J. David Hillmeyer, CFA, joined the firm in 2007 and is Senior Managing Director and Co-Head of U.S.
Multisector Fixed Income. Mr. Hillmeyer co-leads the firm’s U.S. Multisector Fixed Income team for
Macquarie Asset Management Fixed Income (MFI) with responsibility for investment strategy and busi-
ness development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibil-
ity for our global credit strategies. Mr. Hillmeyer is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Mr. Hillmeyer earned his bachelor’s degree from Colorado State University, and is a member of the
CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Brian M. Scotto is a Senior Vice President and Senior Portfolio Manager for the Macquarie Asset Manage-
ment Fixed Income Team (MFI). He is a member of the U.S. Multi-Sector Fixed Income and Global Rates
and Currency teams, where he is responsible for U.S. and Canadian interest rate strategy. He is a senior portfolio manager for the US Government Securities Fund, Diversified Floating Rate Fund, and Global Infla-
tion products. Brian is also responsible for trading government and agency securities, sovereign and supranational securities, foreign exchange, as well as interest rate futures and options. He joined
Macquarie Asset Management (MAM) in 2002, and prior to moving to MFI, he was vice president and product manager for the firm’s value, international, and core mutual funds. He began his trading career as an equity and index options market maker on the floor of the Philadelphia Stock Exchange. Scotto received his bachelor’s degree in accounting and an MBA with a concentration in finance from La Salle University.

Sub-Sub-Adviser
Macquarie Investment Management Austria Kapitalanlage AG, located at Kaerntner Strasse 28, 1010
Vienna, Austria, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of
December 31, 2022, the public investments division of MAM had approximately $349.4 billion in assets under management.

Sub-Sub-Adviser
Macquarie Investment Management Europe Limited, located at 28 Ropemaker Street, London, England, is an affiliate of the DIFA and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other
12

things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
13

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware Diversified Floating Rate Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 9.908	$ 9.988	$ 10.003	$ 9.831	$ 10.189
Income (loss) from investment operations:
Net investment income[1]	0.186	0.110	0.146	0.256	0.249
Net realized and unrealized gain (loss)	(0.176)	(0.070)	(0.010)	0.195	(0.219)
Total from investment operations	0.010	0.040	0.136	0.451	0.030
Less dividends and distributions from:
Net investment income	(0.236)	(0.112)	(0.143)	(0.279)	(0.388)
Return of capital	—	(0.008)	(0.008)	—	—
Total dividends and distributions	(0.236)	(0.120)	(0.151)	(0.279)	(0.388)
Net asset value, end of period	$ 9.682	$ 9.908	$ 9.988	$ 10.003	$ 9.831
Total return[2]	0.10%	0.40%	1.36%	4.60%	0.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$67,448	$64,208	$56,114	$55,043	$50,440
Ratio of expenses to average net assets	0.63%	0.62%	0.63%	0.63%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.65%	0.66%	0.66%	0.66%
Ratio of net investment income to average net assets	1.90%	1.10%	1.46%	2.53%	2.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.07%	1.43%	2.50%	2.42%
Portfolio turnover	64%	70%	66%	85%	71%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

15

	LVIP Delaware Diversified Floating Rate Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 9.904	$ 9.985	$ 9.999	$ 9.827	$ 10.162
Income (loss) from investment operations:
Net investment income[1]	0.162	0.085	0.121	0.230	0.223
Net realized and unrealized gain (loss)	(0.176)	(0.071)	(0.009)	0.195	(0.219)
Total from investment operations	(0.014)	0.014	0.112	0.425	0.004
Less dividends and distributions from:
Net investment income	(0.211)	(0.089)	(0.119)	(0.253)	(0.339)
Return of capital	—	(0.006)	(0.007)	—	—
Total dividends and distributions	(0.211)	(0.095)	(0.126)	(0.253)	(0.339)
Net asset value, end of period	$ 9.679	$ 9.904	$ 9.985	$ 9.999	$ 9.827
Total return[2]	(0.16%)	0.14%	1.12%	4.34%	0.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$732,859	$803,024	$763,495	$837,649	$864,181
Ratio of expenses to average net assets	0.88%	0.87%	0.88%	0.88%	0.88%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.90%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets	1.65%	0.85%	1.21%	2.28%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	0.82%	1.18%	2.25%	2.17%
Portfolio turnover	64%	70%	66%	85%	71%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP Delaware Diversified Income Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware Diversified Income Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Diversified Income Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Diversified Income Fund (the “Fund”) is to seek maximum long term total return, consistent with reasonable risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.58%	0.58%
Distribution and/or Service (12b-1) fees	None	0.30%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.65%	0.95%
Less Expense Reimbursement[1]	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.54%	0.84%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.54% of the Fund’s average daily net assets for the Standard Class (and 0.84% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$55	$197	$351	$800
Service Class	$86	$292	$515	$1,156
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.
LVIP Delaware Diversified Income Fund1

Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited, which are affiliates of DIFA (collectively, the “Sub-Adviser”).
The Fund allocates its investments principally among the following four sectors of the fixed income securities markets: the U.S. investment grade sector, the U.S. high yield sector, the international developed markets sector, and the emerging markets sector. The Fund, under normal circumstances, will invest at least 80% of its assets in fixed income securities (80% policy). The Fund’s sub-adviser, Delaware Investments Fund Advisers (the “Sub-Adviser”), series of Macquarie Investment Management Business Trust, will determine how much of the Fund to allocate to each of the four sectors, based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the four sectors. The Sub-Adviser will periodically reallocate the Fund’s assets as deemed necessary.
Under normal circumstances, between 5% and 35% of the Fund’s assets will be allocated to the U.S. high yield sector. The Fund’s investments in emerging markets will, in the aggregate, be limited to no more than 20% of the Fund’s assets. The Fund will limit its investments in foreign securities to no more than 40% of its net assets, but total non-U.S. dollar currency will be limited, in the aggregate, to 20% of its assets. The Fund may seek to hedge its foreign currency exposure by entering into forward foreign currency contracts.
The Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions, such as markets with high volatility or large market declines, to meet redemption requests, for temporary defensive purposes, or for a pending investment. The Fund may also use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forward foreign currency contracts, and swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to manage credit exposure, or to enhance total return; and index swaps to enhance return or to effect diversification. The Sub-Adviser will not use leverage in managing the Fund; provided however, that the Sub-Adviser may engage in derivatives that are subject to relevant regulatory asset segregation requirements. The Fund will not use derivatives for reasons inconsistent with its investment objective.
The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
2LVIP Delaware Diversified Income Fund

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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
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Zero Coupon Securities Risk. Zero coupon bonds generally are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. Zero coupon bonds also may be more speculative than interest-bearing bonds, and have tax consequences that could, under certain circumstances, be adverse to a Fund.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Russia Risk. In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund has adopted the historical performance of the Delaware VIP® Diversified Income Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
Historical performance for Standard Class and Service Class shares is based on the previous performance of Standard Class and Service Class, respectively, of the Predecessor Fund. Historical performance prior to May 1, 2021 has not been adjusted to reflect fees and expenses of Standard Class shares and Service Class shares, respectively, of the Predecessor Fund.
LVIP Delaware Diversified Income Fund3

The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund’s Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund’s Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows historical performance of the Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	6.75%
Lowest Quarterly Return	Q2 2022	(6.50%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware Diversified Income Fund – Standard Class	-13.86%	0.41%	1.35%
LVIP Delaware Diversified Income Fund – Service Class	-14.12%	0.12%	1.07%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Europe Limited (“MIMEL”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

DIFA Portfolio Managers	Company Title	Experience with Fund*
J. David Hillmeyer, CFA	Senior Managing Director and Co-Head of U.S. Multisector Fixed Income	Since February 2011
Daniela Mardarovici, CFA	Managing Director, Co-Head of U.S. Multisector Fixed Income	Since March 2019
*
Reflects Portfolio Manager's experience with the Predecessor Fund
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4LVIP Delaware Diversified Income Fund

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Delaware Diversified Income Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek maximum long term total return, consistent with reasonable risk. This objective is non-fundamental and may be changed without shareholder approval.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited, which are affiliates of DIFA (collectively, the “Sub-Adviser”).
The Sub-Adviser researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objective.
The Fund allocates its investments principally among the U.S. investment grade, U.S. high yield, international developed markets, and emerging markets sectors. The relative proportion of the Fund’s assets to be allocated among these sectors is described below:
U.S. investment grade sector
Under normal circumstances, there is no limit to the amount of the Fund’s assets that will be invested in the U.S. investment grade sector. In managing the Fund’s assets allocated to the investment grade sector, the Sub-Adviser will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.
The investment grade sector of the Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, nongovernment entities. Subject to quality limitations, the Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle, and other loans, wholesale dealer floor plans, and leases.
Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that the Sub-Adviser determines are of comparable quality.
U.S. high yield sector
Under normal circumstances, between 5% and 35% of the Fund’s assets will be allocated to the U.S. high yield sector. The Fund may invest in domestic corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock, attached debentures, convertible debentures, zero coupon bonds, and payment-in-kind securities. The Fund also may invest in mortgage-backed and asset-backed securities in the U.S. high yield sector.
The Fund will invest in both rated and unrated high yield bonds. Unrated high yield bonds may be more speculative in nature than rated high yield bonds.
International developed markets sector
Under normal circumstances, between 5%and 40% of the Fund’s assets will be invested, in the aggregate, in the international developed markets and emerging markets sectors. The international developed markets sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in international developed markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank.
The Fund may invest in sponsored and unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), or global depositary receipts (GDRs). The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies.
The Fund may invest in both rated and unrated foreign securities.
The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to facilitate or expedite
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settlement of Fund transactions and to minimize currency value fluctuations. The Sub-Adviser will limit its investments in foreign securities to no more than 40% of the Fund’s’ assets, but total non-U.S. dollar currency will be limited, in the aggregate, to no more than 20% of the Fund’s assets. The Fund may seek to hedge its foreign currency exposure by entering into forward foreign currency contracts. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.
Emerging markets sector
The Fund may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. As with the international sector, the fixed income securities in the emerging markets sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. In addition to the risks associated with investing in all foreign securities, emerging markets debt is subject to specific risks, particularly those that result from emerging markets generally being less stable, politically and economically, than developed markets. There is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid, and subject to greater price volatility than are developed markets.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
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In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Zero Coupon Securities Risk. Zero coupon bonds generally are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. Zero coupon bonds also may be more speculative than interest-bearing bonds, and have tax consequences that could, under certain circumstances be adverse to a Fund.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of
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assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Russia Risk. In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive action taken and resulting future market disruptions, counter sanctions or other retaliatory actions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. This conflict may expand, and military attacks could occur elsewhere in Europe. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets.
In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions. Also, there is no central registration system for shareholders, and it is possible for a shareholder to lose its registration through fraud, negligence, or mere oversight. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
9

Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.58% of the Fund's average net assets).
Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

DIFA Portfolio Managers	J. David Hillmeyer and Daniela Mardarovici are responsible for the day-to-day management of the Fund's assets.

J. David Hillmeyer, CFA, joined the firm in 2007 and is Senior Managing Director and Co-Head of U.S.
Multisector Fixed Income. Mr. Hillmeyer co-leads the firm’s U.S. Multisector Fixed Income team for
Macquarie Asset Management Fixed Income (MFI) with responsibility for investment strategy and busi-
ness development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibil-
ity for our global credit strategies. Mr. Hillmeyer is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Mr. Hillmeyer earned his bachelor’s degree from Colorado State University, and is a member of the
CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

10

Daniela Mardarovici, CFA, is a Managing Director and Co-Head of U.S. Multisector Plus Fixed Income.
Ms. Mardarovici co-leads of the firm’s U.S. Multisector Fixed Income team for Macquarie Asset Manage-
ment Fixed Income (“MFI”) with responsibility for investment strategy and business development across the full suite of U.S. multisector strategies. Ms. Mardarovici is also a member of MFI’s Global Leadership
Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Prior to joining MAM in March 2019, Ms. Mardarovici spent more than 13 years at
BMO Global Asset Management as a senior investment leader. Ms. Mardarovici graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. Ms.
Mardarovici is a member of the CFA Society New York and the CFA Institute.

Sub-Sub-Adviser
Macquarie Investment Management Austria Kapitalanlage AG, located at Kaerntner Strasse 28, 1010
Vienna, Austria, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of
December 31, 2022, the public investments division of MAM had approximately $349.4 billion in assets under management.

Sub-Sub-Adviser
Macquarie Investment Management Europe Limited, located at 28 Ropemaker Street, London, England, is an affiliate of the DIFA and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's semiannual report to shareholders for the period ended June 30, 2021.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
11

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
12

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2021 has been audited by Tait, Weller & Baker, LLP, and for prior years by the Predecessor Fund’s independent auditor, whose report, along with the Fund’s financial statements, were included in the annual report, which was available upon request by calling 800 523-1918. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware Diversified Income Fund Standard Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 10.533	$ 11.560	$ 10.710	$ 9.990	$ 10.540
Income (loss) from investment operations:
Net investment income[2]	0.296	0.247	0.270	0.310	0.340
Net realized and unrealized gain (loss)	(1.756)	(0.402)	0.890	0.710	(0.560)
Total from investment operations	(1.460)	(0.155)	1.160	1.020	(0.220)
Less dividends and distributions from:
Net investment income	(0.310)	(0.553)	(0.310)	(0.300)	(0.330)
Net realized gain	(0.020)	(0.318)	—	—	—
Return of capital	(0.008)	(0.001)	—	—	—
Total dividends and distributions	(0.338)	(0.872)	(0.310)	(0.300)	(0.330)
Net asset value, end of period	$ 8.735	$ 10.533	$ 11.560	$ 10.710	$ 9.990
Total return[3]	(13.86%)	(1.30%)	11.04%	10.43%[4]	(2.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$309,107	$385,982	$386,607	$348,697	$323,184
Ratio of expenses to average net assets	0.54%	0.56%	0.60%	0.62%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.63%	0.64%	0.64%	0.65%
Ratio of net investment income to average net assets	3.12%	2.26%	2.42%	2.92%	3.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.01%	2.19%	2.38%	2.90%	3.38%
Portfolio turnover	96%	280%	132%	171%	143%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Diversified Income Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower.
14

	LVIP Delaware Diversified Income Fund Service Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 10.481	$ 11.470	$ 10.630	$ 9.920	$ 10.460
Income (loss) from investment operations:
Net investment income[2]	0.266	0.213	0.230	0.270	0.310
Net realized and unrealized gain (loss)	(1.746)	(0.403)	0.880	0.710	(0.550)
Total from investment operations	(1.480)	(0.190)	1.110	0.980	(0.240)
Less dividends and distributions from:
Net investment income	(0.280)	(0.480)	(0.270)	(0.270)	(0.300)
Net realized gain	(0.020)	(0.318)	—	—	—
Return of capital	(0.008)	(0.001)	—	—	—
Total dividends and distributions	(0.308)	(0.799)	(0.270)	(0.270)	(0.300)
Net asset value, end of period	$ 8.693	$ 10.481	$ 11.470	$ 10.630	$ 9.920
Total return[3]	(14.12%)	(1.62%)	10.69%	10.08%[4]	(2.29%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,848,841	$2,413,119	$2,362,602	$2,199,174	$2,033,837
Ratio of expenses to average net assets	0.84%	0.86%	0.90%	0.92%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	0.93%	0.94%	0.94%	0.95%
Ratio of net investment income to average net assets	2.82%	1.96%	2.12%	2.62%	3.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.71%	1.89%	2.08%	2.60%	3.08%
Portfolio turnover	96%	280%	132%	171%	143%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Diversified Income Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Delaware High Yield Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware High Yield Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware High Yield Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware High Yield Fund (the “Fund”) is to seek total return and, as a secondary objective, high current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.30%
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.77%	1.07%
Less Expense Reimbursement[1]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.74%	1.04%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.74% of the Fund’s average daily net assets for the Standard Class (and 1.04% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the two-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$76	$243	$425	$951
Service Class	$106	$337	$587	$1,303
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
LVIP Delaware High Yield Fund1

Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited, which are affiliates of DIFA (collectively, the “Sub-Adviser”).
The Fund, under normal circumstances, will invest at least 80% of its assets in corporate bonds rated at the time of purchase lower than BBB- by Standard & Poor’s Financial Services LLC (S&P) and lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO) (80% policy). These are commonly known as “high yield” bonds or “junk” bonds and involve greater risks than investment grade bonds. The Fund may also invest in unrated bonds that the Fund’s sub-adviser, Delaware Investments Fund Advisers (the “Subadviser”), a series of Macquarie Investment Management Business Trust, judges to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Fund may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. The Fund may invest up to 40% of its assets in foreign securities; however, the Fund’s total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Fund’s assets, and investments in emerging market securities will be limited to 20% of the Fund’s assets. In selecting bonds for the portfolio, the Sub-Adviser evaluates the income provided by the bond and the bond’s appreciation potential as well as the issuer’s ability to make income and principal payments.
The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
•
Zero Coupon Securities Risk. Zero coupon bonds generally are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. Zero coupon bonds also may be more speculative than interest-bearing bonds, and have tax consequences that could, under certain circumstances, be adverse to a Fund.
2LVIP Delaware High Yield Fund

•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund has adopted the historical performance of the Delaware VIP® High Yield Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
Historical performance for Standard Class and Service Class shares is based on the previous performance of Standard Class and Service Class, respectively, of the Predecessor Fund. Historical performance prior to May 1, 2021 has not been adjusted to reflect fees and expenses of Standard Class shares and Service Class shares, respectively, of the Predecessor Fund.
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund’s Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund’s Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows historical performance of the Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	9.69%
Lowest Quarterly Return	Q1 2020	(12.01%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware High Yield Fund – Standard Class	-11.41%	2.09%	3.21%
LVIP Delaware High Yield Fund – Service Class	-11.66%	1.78%	2.93%
ICE BofA U.S. High Yield Constrained Index (reflects no deductions for fees, expenses or taxes)	-11.21%	2.10%	3.94%
LVIP Delaware High Yield Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Europe Limited (“MIMEL”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

DIFA Portfolio Managers	Company Title	Experience with Fund*
Adam H. Brown, CFA	Managing Director, Senior Portfolio Manager	Since November 2014
John P. McCarthy, CFA	Managing Director, Senior Portfolio Manager	Since December 2012
*
Reflects Portfolio Manager's experience with the Predecessor Fund
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Delaware High Yield Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek total return and, and as a secondary objective, high current income. This objective is non-fundamental and may be changed without shareholder approval.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited, which are affiliates of DIFA (collectively, the “Sub-Adviser”).
The Sub-Adviser analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are the best investments for the Fund. The Sub-Adviser invests primarily in fixed income securities that it believes will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. The Sub-Adviser expects to invest the majority of the Fund’s net assets primarily in “high yield” bonds (also called “junk” bonds), which involve greater risks than investment grade bonds. The Fund may also invest in unrated bonds that the Sub-Adviser considers to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds. The Fund may invest up to 40% of its net assets in foreign securities; however, the Fund’s total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Fund’s net assets, and investments in emerging market securities will be limited to 20% of the Fund’s net assets.
Before selecting high yield corporate bonds, the Sub-Adviser carefully evaluates each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps the Sub-Adviser evaluate how easily it may be able to buy and sell the bond. Before purchasing a bond, the Sub-Adviser evaluates both the income level and its potential for price appreciation.
The Sub-Adviser also does a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond’s payments.
The Fund maintains a well-diversified portfolio of high yield bonds that represents many different sectors and industries. Through diversification, the Sub-Adviser can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
5

Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Zero Coupon Securities Risk. Zero coupon bonds generally are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. Zero coupon bonds also may be more speculative than interest-bearing bonds, and have tax consequences that could, under certain circumstances be adverse to a Fund.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the
6

imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
7

Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.65% of the Fund's average net assets).
Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

DIFA Portfolio Managers	Adam Brown and John McCarthy are responsible for the day-to-day management of the Fund's assets.

Adam H. Brown, CFA, is a Managing Director and Senior Portfolio Manager for the firm’s high yield strate-
gies. Mr. Brown also manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Mr. Brown joined the firm in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. He earned a bachelor’s degree in accounting from the University of Florida and an M.B.A. from the A.B. Freeman
School of Business at Tulane University.

John P. McCarthy, CFA, is a Managing Director and Senior Portfolio Manager for the firm’s high yield strategies. Mr. McCarthy joined the firm in March 2007. Mr. McCarthy earned a bachelor’s degree in busi-
ness administration from Babson College and is a member of the CFA Society of Philadelphia.

Sub-Sub-Adviser
Macquarie Investment Management Austria Kapitalanlage AG, located at Kaerntner Strasse 28, 1010
Vienna, Austria, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of
December 31, 2022, the public investments division of MAM had approximately $349.4 billion in assets under management.

8

Sub-Sub-Adviser
Macquarie Investment Management Europe Limited, located at 28 Ropemaker Street, London, England, is an affiliate of the DIFA and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's semiannual report to shareholders for the period ended June 30, 2021.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
9

The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
10

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2021 has been audited by Tait, Weller & Baker, LLP, and for prior years by the Predecessor Fund’s independent auditor, whose report, along with the Fund’s financial statements, were included in the annual report, which was available upon request by calling 800 523-1918. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware High Yield Fund Standard Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 4.845	$ 5.100	$ 5.080	$ 4.670	$ 5.200
Income (loss) from investment operations:
Net investment income[2]	0.242	0.225	0.240	0.260	0.280
Net realized and unrealized gain (loss)	(0.795)	0.016	0.080	0.480	(0.500)
Total from investment operations	(0.553)	0.241	0.320	0.740	(0.220)
Less dividends and distributions from:
Net investment income	(0.278)	(0.496)	(0.300)	(0.330)	(0.310)
Return of capital	(0.001)[3]	—[3]	—	—	—
Total dividends and distributions	(0.279)	(0.496)	(0.300)	(0.330)	(0.310)
Net asset value, end of period	$ 4.013	$ 4.845	$ 5.100	$ 5.080	$ 4.670
Total return[4]	(11.41%)	4.92%	7.24%	16.43%[5]	(4.47%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$65,564	$80,790	$76,743	$79,463	$75,568
Ratio of expenses to average net assets	0.74%	0.74%	0.74%	0.74%	0.75%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed	0.77%	0.76%	0.78%	0.76%	0.75%
Ratio of net investment income to average net assets	5.47%	4.57%	5.08%	5.32%	5.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.44%	4.55%	5.04%	5.30%	5.60%
Portfolio turnover	36%	93%	124%	87%	96%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP High Yield Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP High Yield Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower.
12

	LVIP Delaware High Yield Fund Service Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 4.845	$ 5.080	$ 5.060	$ 4.650	$ 5.180
Income (loss) from investment operations:
Net investment income[2]	0.229	0.216	0.230	0.250	0.260
Net realized and unrealized gain (loss)	(0.795)	0.009	0.070	0.480	(0.490)
Total from investment operations	(0.566)	0.225	0.300	0.730	(0.230)
Less dividends and distributions from:
Net investment income	(0.264)	(0.460)	(0.280)	(0.320)	(0.300)
Return of capital	(0.001)[3]	—[3]	—	—	—
Total dividends and distributions	(0.265)	(0.460)	(0.280)	(0.320)	(0.300)
Net asset value, end of period	$ 4.014	$ 4.845	$ 5.080	$ 5.060	$ 4.650
Total return[4]	(11.66%)	4.59%	6.89%	16.12%[5]	(4.76%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$86,959	$113,599	$119,487	$123,687	$118,487
Ratio of expenses to average net assets	1.04%	1.04%	1.04%	1.04%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.07%	1.06%	1.08%	1.06%	1.05%
Ratio of net investment income to average net assets	5.17%	4.28%	4.78%	5.02%	5.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.14%	4.26%	4.74%	5.00%	5.30%
Portfolio turnover	36%	93%	124%	87%	96%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP High Yield Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP High Yield Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower.
13

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP Delaware Limited-Term Diversified Income Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware Limited-Term Diversified Income Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Limited-Term Diversified Income Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Limited-Term Diversified Income Fund (the “Fund”) is to seek maximum total return, consistent with reasonable risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.48%	0.48%
Distribution and/or Service (12b-1) fees	None	0.30%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.54%	0.84%
Less Expense Reimbursement[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.53%	0.83%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.53% of the Fund’s average daily net assets for the Standard Class (and 0.83% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$54	$172	$301	$676
Service Class	$85	$267	$465	$1,036
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.
LVIP Delaware Limited-Term Diversified Income Fund1

Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited, which are affiliates of DIFA (collectively, the “Sub-Adviser”).
The Fund, under normal circumstances, will invest at least 80% of its assets in investment grade fixed income securities, including, but not limited to, fixed income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations (80% policy). Investment grade fixed income securities are securities rated BBB- or higher by Standard & Poor’s Financial Services LLC (S&P) and Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO), or those that are deemed to be of comparable quality. The Fund will maintain an average effective duration from one to three years. The Sub-Adviser will determine how much of the Fund’s assets to allocate among the different types of fixed income securities in which the Fund may invest based on the Sub-Adviser’s evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market.
The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, bank loans, and commercial paper of U.S. companies and, subject to the limitations described below, non-U.S. companies. The Fund may also invest in a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities, which have been established or are sponsored by the U.S. government, and, subject to the limitations described below, securities issued by foreign governments.
Additionally, the Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.
The Fund may invest up to 20% of its assets in below-investment-grade securities (also known as “high yield” or “junk” bonds).
The Fund may also invest up to 20% of its assets in foreign securities, including up to 10% of its assets in securities of issuers located in emerging markets. The Fund’s total non-U.S. dollar currency will be limited, in the aggregate, to no more than 10% of its assets.
The Fund may use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forward foreign currency contracts, and swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to manage credit exposure, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective and will limit its investments in derivatives instruments to 20% of its net assets.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
2LVIP Delaware Limited-Term Diversified Income Fund

•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
•
Zero Coupon Securities Risk. Zero coupon bonds generally are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. Zero coupon bonds also may be more speculative than interest-bearing bonds, and have tax consequences that could, under certain circumstances, be adverse to a Fund.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk,
LVIP Delaware Limited-Term Diversified Income Fund3

which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund has adopted the historical performance of the Delaware VIP® Limited-Term Diversified Income Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
Historical performance for Standard Class and Service Class shares is based on the previous performance of Standard Class and Service Class, respectively, of the Predecessor Fund. Historical performance prior to May 1, 2021 has not been adjusted to reflect fees and expenses of Standard Class shares and Service Class shares, respectively, of the Predecessor Fund.
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund’s Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund’s Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows historical performance of the Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	3.32%
Lowest Quarterly Return	Q1 2022	(2.73%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware Limited-Term Diversified Income Fund – Standard Class	-4.12%	0.94%	1.03%
LVIP Delaware Limited-Term Diversified Income Fund – Service Class	-4.40%	0.65%	0.76%
Bloomberg U.S. Government/Credit 1-3 Year Index (reflects no deductions for fees, expenses or taxes)	-3.69%	0.92%	0.88%
4LVIP Delaware Limited-Term Diversified Income Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Europe Limited (“MIMEL”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

DIFA Portfolio Managers	Company Title	Experience with Fund*
J. David Hillmeyer, CFA	Senior Managing Director and Co-Head of U.S. Multisector Fixed Income	Since December 2020
Daniela Mardarovici, CFA	Managing Director, Co-Head of U.S. Multisector Fixed Income	Since December 2020
*
Reflects Portfolio Manager's experience with the Predecessor Fund
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Delaware Limited-Term Diversified Income Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek maximum total return, consistent with reasonable risk. This objective is non-fundamental and may be changed without shareholder approval.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited, which are affiliates of DIFA (collectively, the “Sub-Adviser”).
The Sub-Adviser analyzes economic and market conditions, seeking to identify the securities or market sectors that the Sub-Adviser believes are the best investments for the Fund. Securities in which the Fund may invest include, but are not limited to, the following:
•
securities issued or guaranteed by the U.S. government, such as U.S. Treasurys;
•
securities issued by U.S. government agencies or instrumentalities, such as securities of Ginnie Mae;
•
investment grade and below-investment-grade corporate bonds; non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);
•
securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and U.S. dollars;
•
bank loans; and
•
short-term investments.
The Fund, under normal circumstances, will invest at least 80% of its assets in investment grade fixed income securities. The Fund may invest in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities, which have been established or are sponsored by the U.S. government.
The Fund may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.
The Fund maintains an average effective duration from one to three years.
The Fund may also invest up to 20% of its assets in below-investment-grade securities (commonly known as “high yield” or “junk” bonds). The Fund may invest in domestic corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures and convertible debentures. The Fund may invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds.
These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. The Fund may also invest up to 20% of its assets in foreign securities, including up to 10% of its assets in securities of issuers located in emerging markets. The Fund’s total non-U.S. dollar currency will be limited, in the aggregate, to no more than 10% of its assets.
The Fund may invest in zero coupon bonds, which are debt obligations that do not entitle the holder to periodic payments of interest prior to maturity. Further, it may purchase shares of other investment companies.
The Fund may invest in both rated and unrated foreign securities.
The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Fund may, from time to time, purchase or sell foreign currencies and/ or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.
In addition to the investments discussed above, the Fund may use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forward foreign currency contracts, and swaps. The Fund will use derivatives for both hedging and non-hedging purposes. The Fund will not use derivatives for reasons inconsistent with its investment objective and will limit its investments in derivatives instruments to 20% of its assets.
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The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
7

Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Zero Coupon Securities Risk. Zero coupon bonds generally are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. Zero coupon bonds also may be more speculative than interest-bearing bonds, and have tax consequences that could, under certain circumstances be adverse to a Fund.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial
8

governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries,
9

markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.48% of the Fund's average net assets).
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Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

DIFA Portfolio Managers	J. David Hillmeyer and Daniela Mardarovici are responsible for the day-to-day management of the Fund's assets.

J. David Hillmeyer, CFA, joined the firm in 2007 and is Senior Managing Director and Co-Head of U.S.
Multisector Fixed Income. Mr. Hillmeyer co-leads the firm’s U.S. Multisector Fixed Income team for
Macquarie Asset Management Fixed Income (MFI) with responsibility for investment strategy and busi-
ness development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibil-
ity for our global credit strategies. Mr. Hillmeyer is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Mr. Hillmeyer earned his bachelor’s degree from Colorado State University, and is a member of the
CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Daniela Mardarovici, CFA, is a Managing Director and Co-Head of U.S. Multisector Plus Fixed Income.
Ms. Mardarovici co-leads of the firm’s U.S. Multisector Fixed Income team for Macquarie Asset Manage-
ment Fixed Income (“MFI”) with responsibility for investment strategy and business development across the full suite of U.S. multisector strategies. Ms. Mardarovici is also a member of MFI’s Global Leadership
Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Prior to joining MAM in March 2019, Ms. Mardarovici spent more than 13 years at
BMO Global Asset Management as a senior investment leader. Ms. Mardarovici graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. Ms.
Mardarovici is a member of the CFA Society New York and the CFA Institute.

Sub-Sub-Adviser
Macquarie Investment Management Austria Kapitalanlage AG, located at Kaerntner Strasse 28, 1010
Vienna, Austria, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of
December 31, 2022, the public investments division of MAM had approximately $349.4 billion in assets under management.

Sub-Sub-Adviser
Macquarie Investment Management Europe Limited, located at 28 Ropemaker Street, London, England, is an affiliate of the DIFA and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's semiannual report to shareholders for the period ended June 30, 2022.
11

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
12

discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
13

intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2021 has been audited by Tait, Weller & Baker, LLP, and for prior years by the Predecessor Fund’s independent auditor, whose report, along with the Fund’s financial statements, were included in the annual report, which was available upon request by calling 800 523-1918. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware Limited-Term Diversified Income Fund Standard Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 9.818	$ 10.060	$ 9.820	$ 9.590	$ 9.830
Income (loss) from investment operations:
Net investment income[2]	0.170	0.109	0.120	0.220	0.210
Net realized and unrealized gain (loss)	(0.574)	(0.176)	0.300	0.270	(0.190)
Total from investment operations	(0.404)	(0.067)	0.420	0.490	0.020
Less dividends and distributions from:
Net investment income	(0.241)	(0.174)	(0.180)	(0.260)	(0.260)
Return of capital	—	(0.001)	—[3]	—	—
Total dividends and distributions	(0.241)	(0.175)	(0.180)	(0.260)	(0.260)
Net asset value, end of period	$ 9.173	$ 9.818	$ 10.060	$ 9.820	$ 9.590
Total return[4]	(4.12%)	(0.67%)	4.31%	5.21%	0.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$160,489	$180,707	$169,526	$131,920	$260,009
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.54%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.54%	0.53%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.79%	1.09%	1.26%	2.27%	2.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.78%	1.09%	1.25%	2.27%	2.14%
Portfolio turnover	122%	274%	196%	97%	125%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Limited-Term Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Limited-Term Diversified Income Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

15

	LVIP Delaware Limited-Term Diversified Income Fund Service Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 9.762	$ 10.000	$ 9.750	$ 9.530	$ 9.760
Income (loss) from investment operations:
Net investment income[2]	0.141	0.079	0.090	0.190	0.180
Net realized and unrealized gain (loss)	(0.571)	(0.183)	0.310	0.260	(0.180)
Total from investment operations	(0.430)	(0.104)	0.400	0.450	—
Less dividends and distributions from:
Net investment income	(0.210)	(0.133)	(0.150)	(0.230)	(0.230)
Return of capital	—	(0.001)	—[3]	—	—
Total dividends and distributions	(0.210)	(0.134)	(0.150)	(0.230)	(0.230)
Net asset value, end of period	$ 9.122	$ 9.762	$ 10.000	$ 9.750	$ 9.530
Total return[4]	(4.40%)	(1.04%)	4.12%	4.81%	0.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$990,680	$1,221,710	$1,243,718	$1,216,346	$1,220,337
Ratio of expenses to average net assets	0.83%	0.83%	0.83%	0.84%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.83%	0.84%	0.84%	0.84%
Ratio of net investment income to average net assets	1.49%	0.79%	0.96%	1.97%	1.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.48%	0.79%	0.95%	1.97%	1.84%
Portfolio turnover	122%	274%	196%	97%	125%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Limited-Term Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Limited-Term Diversified Income Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP Delaware Mid Cap Value Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware Mid Cap Value Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Mid Cap Value Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Mid Cap Value Fund (the “Fund”) is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.36%	0.36%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.42%	0.77%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$43	$135	$235	$530
Service Class	$79	$246	$428	$954
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser, Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
LVIP Delaware Mid Cap Value Fund1

The Fund, under normal circumstances, pursues its objective by investing at least 80% of the Fund’s assets in medium-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalization of companies in the Russell Midcap® Value Index. The market capitalization range of the Russell Midcap® Value Index was $423 million to $55.35 billion as of March 15, 2023. The Fund may also invest in some small-cap companies. The Fund may invest in real estate investment trusts (REITs).
The Fund’s management style focuses on seeking medium-sized companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, the Sub-Adviser considers the financial strength of a company, its management style, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. Additionally, the Sub-Adviser focuses on free cash flow and a company's sustainability to buy back its shares, lower its debt and/or increase or initiate dividends.
The Fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This blended assessment includes a review of a number of factors, including low price-to-earnings ratio, low price-to-cash flow, and improving earnings estimates. Fund investments are replaced if a possible new investment appears significantly more attractive under the Fund’s investment criteria.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
2LVIP Delaware Mid Cap Value Fund

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	23.79%
Lowest Quarterly Return	Q1 2020	(35.22%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware Mid Cap Value Fund – Standard Class	-8.87%	6.08%	10.64%
LVIP Delaware Mid Cap Value Fund – Service Class	-9.19%	5.71%	10.26%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	-12.03%	5.72%	10.11%
LVIP Delaware Mid Cap Value Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

DIFA Portfolio Managers	Company Title	Experience with Fund
Kelley M. Carabasi, CFA	Co-Chief Investment Officer, U.S. Small-Mid Cap Value Equity	Since July 2012
Kent P. Madden, CFA	Co-Chief Investment Officer, U.S. Small-Mid Cap Value Equity	Since July 2012
Steven G. Catricks, CFA	Senior Portfolio Manager	Since July 2012
Michael Foley, CFA	Senior Portfolio Manager	Since July 2019
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Delaware Mid Cap Value Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer). This objective is non-fundamental and may be changed without shareholder approval.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser, Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal circumstances, pursues its objective by investing at least 80% of the Fund’s assets in medium-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalization of companies in the Russell Midcap® Value Index. The market capitalization range of the Russell Midcap® Value Index was $423 million to $55.35 billion as of March 15, 2023. The Fund may also invest in some small-cap companies. The Fund may invest in real estate investment trusts (REITs).
The Fund’s management style focuses on seeking medium-sized companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, the Sub-Adviser considers the financial strength of a company, its management style, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. Additionally, the Sub-Adviser focuses on free cash flow and a company's sustainability to buy back its shares, lower its debt and/or increase or initiate dividends.
The Fund seeks stocks of companies representing a wide selection of industries and normally holds 75-150 stocks. The Fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This blended assessment includes a review of a number of factors, including low price-to-earnings ratio, low price-to-cash flow, and improving earnings estimates. Fund investments are replaced if a possible new investment appears significantly more attractive under the Fund’s investment criteria.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in medium-sized companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
5

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
6

Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.36% of the Fund's average net assets).
Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

7

DIFA Portfolio Managers	Kelley M. Carabasi and Kent Madden are responsible for the day-to-day management of the Fund's assets. Ms. Carabasi and Mr. Madden regularly consult with Steven G. Catricks and Michael Foley.

Kelley M. Carabasi, CFA, is a Co-Chief Investment Officer for the U.S. Small-Mid Cap Value Equity team, a role she assumed in January 2022. She assumed portfolio management responsibilities in July 2012.
She joined the team in July 2005 as an equity analyst. Ms. Carabasi earned a bachelor’s degree in finance from Georgetown University and an M.B.A. from The Wharton School of the University of Pennsylvania.
Ms. Carabasi is a Chartered Financial Analyst® (CFA) Charterholder.

Kent P. Madden, CFA, is a Co-Chief Investment Officer for the U.S. Small-Mid Cap Value Equity team, a role he assumed in January 2022. He assumed portfolio management responsibilities in July 2012. He joined the team in 2004 as an equity analyst and was promoted to senior equity analyst in October 2010.
Mr. Madden holds a bachelor’s degree in economics from DePauw University, an M.B.A. from the Univer-
sity of Chicago. Mr. Madden is a Chartered Financial Analyst® (CFA) Charterholder.

Steven G. Catricks, CFA, is a Senior Portfolio Manager for the U.S. Small-Mid Cap Value Equity team. He assumed portfolio management responsibilities in July 2012. He joined the team in 2010 as a senior equity analyst. Mr. Catricks joined the firm in 2001. Mr. Catricks holds a bachelor’s degree in electrical engineering from Drexel University and a master’s degree in engineering from the University of Pennsylva-
nia. Mr. Catricks is a Chartered Financial Analyst® (CFA) Charterholder.

Michael Foley, CFA, is a Senior Portfolio Manager for the U.S. Small-Mid Cap Value Equity team. He assumed portfolio management responsibilities in July 2019. He joined the team in February 2015 as a senior equity analyst. Mr. Foley earned a bachelor’s degree in economics with dual concentrations in finance and accounting from The Wharton School of the University of Pennsylvania. Mr. Foley is a Char-
tered Financial Analyst ® (CFA) Charterholder.

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
8

To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
9

Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware Mid Cap Value Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 46.009	$ 35.342	$ 36.468	$ 31.753	$ 41.502
Income (loss) from investment operations:
Net investment income[1]	0.576	0.523	0.447	0.504	0.462
Net realized and unrealized gain (loss)	(4.730)	10.732	(0.357)	8.882	(5.856)
Total from investment operations	(4.154)	11.255	0.090	9.386	(5.394)
Less dividends and distributions from:
Net investment income	(0.630)	(0.588)	(0.470)	(0.409)	(0.514)
Net realized gain	(1.388)	—	(0.348)	(4.262)	(3.841)
Return of capital	—	—	(0.398)	—	—
Total dividends and distributions	(2.018)	(0.588)	(1.216)	(4.671)	(4.355)
Net asset value, end of period	$ 39.837	$ 46.009	$ 35.342	$ 36.468	$ 31.753
Total return[2]	(8.87%)	31.91%	0.51%	30.43%	(14.75%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$716,382	$875,293	$671,609	$736,219	$431,527
Ratio of expenses to average net assets	0.42%	0.41%	0.44%	0.46%	0.46%
Ratio of net investment income to average net assets	1.37%	1.25%	1.48%	1.39%	1.15%
Portfolio turnover	20%	19%	28%	13%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP Delaware Mid Cap Value Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 45.685	$ 35.102	$ 36.246	$ 31.604	$ 41.324
Income (loss) from investment operations:
Net investment income[1]	0.424	0.373	0.339	0.375	0.318
Net realized and unrealized gain (loss)	(4.695)	10.649	(0.374)	8.826	(5.809)
Total from investment operations	(4.271)	11.022	(0.035)	9.201	(5.491)
Less dividends and distributions from:
Net investment income	(0.489)	(0.439)	(0.412)	(0.297)	(0.388)
Net realized gain	(1.388)	—	(0.348)	(4.262)	(3.841)
Return of capital	—	—	(0.349)	—	—
Total dividends and distributions	(1.877)	(0.439)	(1.109)	(4.559)	(4.229)
Net asset value, end of period	$ 39.537	$ 45.685	$ 35.102	$ 36.246	$ 31.604
Total return[2]	(9.19%)	31.45%	0.16%	29.97%	(15.04%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$185,214	$202,292	$166,482	$160,131	$115,579
Ratio of expenses to average net assets	0.77%	0.76%	0.79%	0.81%	0.81%
Ratio of net investment income to average net assets	1.02%	0.88%	1.13%	1.04%	0.80%
Portfolio turnover	20%	19%	28%	13%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Delaware SMID Cap Core Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware SMID Cap Core Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware SMID Cap Core Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware SMID Cap Core Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.74%	0.74%
Distribution and/or Service (12b-1) fees	None	0.30%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.81%	1.11%
Less Expense Reimbursement[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.80%	1.10%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.80% of the Fund’s average daily net assets for the Standard Class (and 1.10% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$82	$258	$449	$1,001
Service Class	$112	$352	$611	$1,351
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
LVIP Delaware SMID Cap Core Fund1

Principal Investment Strategies
Delaware Investment Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-adviser Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”).
The Fund invests primarily in stocks of small-and mid-capitalization companies that the Sub-Adviser believes have a combination of attractive valuations, growth prospects, and strong cash flows. The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of small-and mid-capitalization companies (80% policy). For purposes of this Fund, small-capitalization companies are those whose market capitalization is within the range of the Russell 2000® Index at the time of purchase and mid-capitalization companies are those within the market capitalization range of the Russell Midcap® Index at the time of purchase. The two indices listed above are for purposes of determining range and not for targeting portfolio management. The Fund may invest up to 15% of its assets in real estate investment trusts (REITs) and up to 20% of its assets in foreign securities.
The Fund employs bottom-up (stock-by-stock) security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. The Sub-Adviser typically uses a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance-sheet quality. In further evaluating the attractiveness of an investment, the Sub-Adviser considers factors such as business conditions in the company’s industry and its competitive position in that industry. The Sub-Adviser conducts fundamental research on certain investments, which often includes reviewing U.S. Securities and Exchange Commission (“SEC”) filings, examining financial statements, and meeting with top-level company executives. When constructing the portfolio, the Sub-Adviser applies controls to ensure the portfolio has acceptable risk characteristics. These characteristics include, but are not limited to, size, valuation, growth, yield, and earnings consistency. The risk characteristics are then compared to the benchmark index as a way to ensure the portfolio does not have any unintended risk exposure.
The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•
Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
2LVIP Delaware SMID Cap Core Fund

Fund Performance
The Fund has adopted the historical performance of the Delaware VIP® Smid Cap Core Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
Historical performance for Standard Class and Service Class shares is based on the previous performance of Standard Class and Service Class, respectively, of the Predecessor Fund. Historical performance prior to May 1, 2021 has not been adjusted to reflect fees and expenses of Standard Class shares and Service Class shares, respectively, of the Predecessor Fund.
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund’s Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund’s Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows historical performance of the Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	26.74%
Lowest Quarterly Return	Q1 2020	(30.10%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware SMID Cap Core Fund – Standard Class	-13.73%	6.10%	10.48%
LVIP Delaware SMID Cap Core Fund – Service Class	-13.99%	5.78%	10.18%
Russell 2500TM Index (reflects no deductions for fees, expenses or taxes)	-18.37%	5.89%	10.03%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

DIFA Portfolio Managers	Company Title	Experience with Fund*
Francis X. Morris	Senior Managing Director, Chief Investment Officer – U.S. Core Equity	Since April 2017
Christopher S. Adams, CFA	Managing Director, Senior Portfolio Manager	Since April 2017
Michael S. Morris, CFA	Managing Director, Senior Portfolio Manager	Since April 2017
Donald G. Padilla, CFA	Managing Director, Senior Portfolio Manager	Since April 2017
David E. Reidinger	Managing Director, Senior Portfolio Manager	Since April 2017
*
Reflects Portfolio Manager's experience with the Predecessor Fund
LVIP Delaware SMID Cap Core Fund3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Delaware SMID Cap Core Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
Delaware Investment Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-adviser Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”).
The Fund invests primarily in stocks of small-and mid-capitalization companies that the Sub-Adviser believes have a combination of attractive valuations, growth prospects, and strong cash flows. The Fund, under normal market conditions invests at least 80% of the Fund’s assets in equity securities of small- to mid-sized companies. The Fund may invest up to 15% of its assets in real estate investment trusts (REITs) and up to 20% of its assets in foreign securities.
The Sub-Adviser researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objective.
The Sub-Adviser strives to identify stocks of small- and mid-capitalization companies that it believes offer above-average opportunities for long-term price appreciation based on: (1) attractive valuations, (2) growth prospects, and (3) strong cash flow. The Fund employs bottom-up (stock-by-stock) security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. The Sub-Adviser typically uses a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance-sheet quality. In further evaluating the attractiveness of an investment, the Sub-Adviser considers factors such as business conditions in the company’s industry and its competitive position in that industry. The Sub-Adviser conducts fundamental research on certain investments, which often includes reviewing U.S. SEC filings, examining financial statements, and meeting with top-level company executives. When constructing the portfolio, the Sub-Adviser applies controls to ensure the portfolio has acceptable risk characteristics. These characteristics include, but are not limited to, size, valuation, growth, yield, and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in
5

limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
6

A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.74% of the Fund's average net assets).
Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

DIFA Portfolio Managers	Francis Morris, Christopher Adams, Michael Morris, Donald Padilla, and David Reidinger are responsible for the day-to-day management of the Fund's assets.

Francis X. Morris, Senior Managing Director and Chief Investment Officer – U.S. Core Equity, joined the firm in 1997. Mr. Morris became the chief investment officer for the firm’s U.S. Core Equity team in 2004.
Mr. Morris holds a bachelor’s degree from Providence College and an M.B.A. from Widener University.

Christopher S. Adams, CFA, is a Managing Director and Senior Portfolio Manager on the firm’s U.S. Core
Equity team and performs analysis and research to support the portfolio management function. Mr. Adams joined the firm in 1995. Mr. Adams holds bachelor’s and master’s degrees in history and economics from the University of Oxford, England, and received an M.B.A. with dual concentrations in finance and insurance/risk management from the Wharton School of Business of the University of Pennsylvania.

Michael S. Morris, CFA, is a Managing Director and Senior Portfolio Manager on the firm’s U.S. Core
Equity team and performs analysis and research to support the portfolio management function. Mr. Morris joined the firm in 1999. Mr. Morris received a bachelor’s degree in finance from Indiana University and an
M.B.A. from The Wharton School of Business of the University of Pennsylvania.

Donald G. Padilla, CFA, is a Managing Director and Senior Portfolio Manager on the firm’s U.S. Core
Equity team and performs analysis and research to support the portfolio management function. Mr. Padilla joined the firm in 1994. Mr. Padilla holds a bachelor’s degree in accounting from Lehigh University and is a member of the CFA Society of Philadelphia.

David E. Reidinger is a Managing Director and Senior Portfolio Manager on the firm’s U.S. Core Equity team. Mr. Reidinger also performs analysis and research to support the portfolio management function.
Prior to joining the firm in October 2016, Mr. Reidinger was a senior analyst and portfolio manager at
Chartwell Investment Partners, where he worked on the firm’s small- and mid-cap growth strategies. Mr.
Reidinger earned a bachelor’s degrees in mathematics and economics from Fordham University and an
MBA from Columbia Business School.

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

7

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's semiannual report to shareholders for the period ended June 30, 2021.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
8

Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another
9

mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2021 has been audited by Tait, Weller & Baker, LLP, and for prior years by the Predecessor Fund’s independent auditor, whose report, along with the Fund’s financial statements, were included in the annual report, which was available upon request by calling 800 523-1918. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware SMID Cap Core Fund Standard Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 28.114	$ 24.740	$ 23.090	$ 18.920	$ 30.980
Income (loss) from investment operations:
Net investment income[2]	0.167	0.052	0.210	0.110	0.120
Net realized and unrealized gain (loss)	(4.065)	5.604	2.040	5.370	(2.590)
Total from investment operations	(3.898)	5.656	2.250	5.480	(2.470)
Less dividends and distributions from:
Net investment income	(0.111)	(0.273)	(0.110)	(0.120)	(0.050)
Net realized gain	(0.710)	(2.008)	(0.490)	(1.190)	(9.540)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(0.821)	(2.282)	(0.600)	(1.310)	(9.590)
Net asset value, end of period	$ 23.395	$ 28.114	$ 24.740	$ 23.090	$ 18.920
Total return[3]	(13.73%)	23.18%	11.09%	29.63%	(12.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$373,770	$467,478	$413,756	$399,267	$343,361
Ratio of expenses to average net assets	0.80%	0.80%	0.82%	0.81%	0.81%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.80%	0.82%	0.81%	0.81%
Ratio of net investment income to average net assets	0.68%	0.19%	1.02%	0.52%	0.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.67%	0.19%	1.02%	0.52%	0.51%
Portfolio turnover	19%	17%	32%	14%	18%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP SMID Cap Core Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP SMID Cap Core Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP Delaware SMID Cap Core Fund Service Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 25.715	$ 22.750	$ 21.280	$ 17.520	$ 29.410
Income (loss) from investment operations:
Net investment income (loss)[2]	0.085	(0.031)	0.140	0.040	0.050
Net realized and unrealized gain (loss)	(3.718)	5.154	1.870	4.970	(2.400)
Total from investment operations	(3.633)	5.123	2.010	5.010	(2.350)
Less dividends and distributions from:
Net investment income	(0.041)	(0.148)	(0.050)	(0.060)	—
Net realized gain	(0.710)	(2.009)	(0.490)	(1.190)	(9.540)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(0.751)	(2.158)	(0.540)	(1.250)	(9.540)
Net asset value, end of period	$ 21.331	$ 25.715	$ 22.750	$ 21.280	$ 17.520
Total return[3]	(13.99%)	22.83%	10.74%	29.25%	(12.40%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$187,903	$244,643	$230,731	$228,479	$197,556
Ratio of expenses to average net assets	1.10%	1.10%	1.12%	1.11%	1.09%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.11%	1.10%	1.12%	1.11%	1.11%
Ratio of net investment income (loss) to average net assets	0.38%	(0.13%)	0.72%	0.22%	0.23%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.37%	(0.13%)	0.72%	0.22%	0.21%
Portfolio turnover	19%	17%	32%	14%	18%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP SMID Cap Core Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP SMID Cap Core Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Delaware Social Awareness Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware Social Awareness Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Social Awareness Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Social Awareness Fund (the “Fund”) is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.38%	0.38%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.44%	0.79%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$45	$141	$246	$555
Service Class	$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser, Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
LVIP Delaware Social Awareness Fund1

The Fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalization of companies in the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was $423 million to $2.42 trillion as of March 15, 2023. The Fund will also place some emphasis on stocks of medium-sized companies.
The Fund’s management style focuses on seeking growth companies at a reasonable price by blending:
•
a growth-oriented management style, which seeks companies with earnings and/or revenue that are growing equal to or faster than the industry average; and
•
a value-oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks’ true worth; and are believed to be undervalued in the market relative to the companies’ industry peers.
The Sub-Adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The companies sought typically have a long history of profit growth and/or dividend payment, and a reputation for quality management, products and service.
The Fund seeks to invest in companies that demonstrate positive environmental, social and governance (“ESG”) standards by investing in companies that meet the Fund's social standards. The Fund seeks to avoid investing in companies that primarily engage in:
•
activities that result, or are likely to result, in damage to the natural environment;
•
production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
•
manufacture of, or contracting for, military weapons or civilian firearms;
•
alcohol, tobacco or gambling businesses;
•
the use of animals for testing when developing new cosmetics and personal care products;
•
egregious human rights violations, including labor controversies, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; and/or
•
poor corporate governance or engage in harmful or unethical business practices.
The Sub-Adviser determines which stocks meet the Fund’s social standards through a combination of qualitative and quantitative research, as well as third party research and data. The Fund may modify its social standards at any time, without prior shareholder approval or notice.
At times, the Fund may hold stocks that do not meet the Fund’s social standards, because either the stocks ceased meeting the social standards after the Fund bought them or the Fund bought the stocks without realizing that they did not meet the social standards. The Fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the Fund’s investments. Ordinarily, the Fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the Fund will sell the stocks within a longer period if the Sub-Adviser believes that it would avoid a significant loss to the overall value of the Fund’s investments.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
2LVIP Delaware Social Awareness Fund

•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•
Social Standards Screen Risk. A social standards strategy generally prohibits investment in certain types of companies, industries and segments of the U.S. economy. Thus, the strategy may (i) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (ii) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. This may adversely affect performance when compared to broad market indices or to similar funds managed without the social standards strategy. A social standards screen is a type of environmental, social and governance (“ESG”) investing. The investment process for the Fund may incorporate a wide range of considerations. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	23.15%
Lowest Quarterly Return	Q1 2020	(21.28%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware Social Awareness Fund – Standard Class	-19.71%	8.88%	11.78%
LVIP Delaware Social Awareness Fund – Service Class	-19.99%	8.50%	11.39%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	-19.13%	9.13%	12.37%
LVIP Delaware Social Awareness Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

DIFA Portfolio Managers	Company Title	Experience with Fund
Francis X. Morris	Senior Managing Director, Chief Investment Officer – U.S. Core Equity	Since May 2004
Christopher S. Adams, CFA	Managing Director, Senior Portfolio Manager	Since May 2004
Michael S. Morris, CFA	Managing Director, Senior Portfolio Manager	Since May 2004
Donald G. Padilla, CFA	Managing Director, Senior Portfolio Manager	Since May 2004
David E. Reidinger	Managing Director, Senior Portfolio Manager	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Delaware Social Awareness Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer). This objective is non-fundamental and may be changed without shareholder approval.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser, Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was $423 million to $2.42 trillion as of March 15, 2023. The Fund will also place some emphasis on stocks of medium-sized companies.
The Fund’s management style focuses on seeking growth companies at a reasonable price by blending:
•
a growth-oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
•
a value-oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks’ perceived true worth.
More specifically, the Fund seeks to invest in companies believed to:
•
show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
•
be undervalued in the market relative to the companies’ industry peers.
The companies sought typically have:
•
a long history of profit growth and/or dividend payment; and
•
a reputation for quality management, products and service.
The Sub-Adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return while maintaining risk style and capitalization characteristics similar to the Russell 1000® Index.
The Fund seeks to invest in companies that demonstrate positive environmental, social and governance (“ESG”) standards by investing in companies that meet the Fund's social standards. The Fund seeks to avoid investing in companies that primarily engage in:
•
activities that result, or are likely to result, in damage to the natural environment;
•
production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
•
manufacture of, or contracting for, military weapons or civilian firearms;
•
alcohol, tobacco or gambling businesses;
•
the use of animals for testing when developing new cosmetics and personal care products;
•
egregious human rights violations, including labor controversies, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; and/or
•
poor corporate governance or engage in harmful or unethical business practices.
The Sub-Adviser determines which stocks meet the Fund’s social standards through a combination of qualitative and quantitative research, as well as third party research and data. The Fund may modify its social standards at any time, without prior shareholder approval or notice.
At times, the Fund may hold stocks that do not meet the Fund’s social standards, because either the stocks ceased meeting the social standards after the Fund bought them or the Fund bought the stocks without realizing that they did not meet the social standards. The Fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the Fund’s investments. Ordinarily, the Fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the Fund will sell the stocks within a longer period if the Sub-Adviser believes that it would avoid a significant loss to the overall value of the Fund’s investments.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
5

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Social Standards Screen Risk. A social standards strategy generally prohibits investment in certain types of companies, industries and segments of the U.S. economy. Thus, the strategy may (i) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (ii) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. This may adversely affect performance when compared to broad market indices or to similar funds managed without the social standards strategy. A social standards screen is a type of environmental, social and governance (“ESG”) investing. The investment process for the
6

Fund may incorporate a wide range of considerations. Moreover, ESG information is in some instances qualitative and therefore may be subjective. There are significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers. The approach to ESG may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory changes.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.38% of the Fund's average net assets).
7

Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

DIFA Portfolio Managers	Francis X. Morris (lead Portfolio Manager), Christopher S. Adams, Michael S. Morris, Donald G. Padilla and David E. Reidinger are responsible for the day-to-day management of the Fund's assets.

Francis X. Morris, Senior Managing Director and Chief Investment Officer – U.S. Core Equity, joined the firm in 1997. Mr. Morris became the chief investment officer for the firm’s U.S. Core Equity team in 2004.
Mr. Morris holds a bachelor’s degree from Providence College and an M.B.A. from Widener University.

Christopher S. Adams, CFA, is a Managing Director and Senior Portfolio Manager on the firm’s U.S. Core
Equity team and performs analysis and research to support the portfolio management function. Mr. Adams joined the firm in 1995. Mr. Adams holds bachelor’s and master’s degrees in history and economics from the University of Oxford, England, and received an M.B.A. with dual concentrations in finance and insurance/risk management from the Wharton School of Business of the University of Pennsylvania.

Michael S. Morris, CFA, is a Managing Director and Senior Portfolio Manager on the firm’s U.S. Core
Equity team and performs analysis and research to support the portfolio management function. Mr. Morris joined the firm in 1999. Mr. Morris received a bachelor’s degree in finance from Indiana University and an
M.B.A. from The Wharton School of Business of the University of Pennsylvania.

Donald G. Padilla, CFA, is a Managing Director and Senior Portfolio Manager on the firm’s U.S. Core
Equity team and performs analysis and research to support the portfolio management function. Mr. Padilla joined the firm in 1994. Mr. Padilla holds a bachelor’s degree in accounting from Lehigh University and is a member of the CFA Society of Philadelphia.

David E. Reidinger is a Managing Director and Senior Portfolio Manager on the firm’s U.S. Core Equity team. Mr. Reidinger also performs analysis and research to support the portfolio management function.
Prior to joining the firm in October 2016, Mr. Reidinger was a senior analyst and portfolio manager at
Chartwell Investment Partners, where he worked on the firm’s small- and mid-cap growth strategies. Mr.
Reidinger earned a bachelor’s degrees in mathematics and economics from Fordham University and an
MBA from Columbia Business School.

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
8

An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
9

The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
10

Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware Social Awareness Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 54.896	$ 45.599	$ 41.154	$ 33.401	$ 39.132
Income (loss) from investment operations:
Net investment income[1]	0.476	0.418	0.480	0.518	0.496
Net realized and unrealized gain (loss)	(11.429)	11.535	7.230	10.004	(1.771)
Total from investment operations	(10.953)	11.953	7.710	10.522	(1.275)
Less dividends and distributions from:
Net investment income	(0.480)	(0.433)	(0.533)	(0.799)	(0.503)
Net realized gain	(5.152)	(2.223)	(2.732)	(1.970)	(3.953)
Total dividends and distributions	(5.632)	(2.656)	(3.265)	(2.769)	(4.456)
Net asset value, end of period	$ 38.311	$ 54.896	$ 45.599	$ 41.154	$ 33.401
Total return[2]	(19.71%)	26.43%	19.69%	31.98%	(4.56%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$555,475	$760,315	$672,678	$632,383	$545,432
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.46%
Ratio of net investment income to average net assets	1.05%	0.81%	1.19%	1.34%	1.26%
Portfolio turnover	12%	12%	10%	12%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 54.473	$ 45.280	$ 40.909	$ 33.230	$ 38.943
Income (loss) from investment operations:
Net investment income[1]	0.314	0.235	0.336	0.381	0.355
Net realized and unrealized gain (loss)	(11.330)	11.436	7.159	9.934	(1.744)
Total from investment operations	(11.016)	11.671	7.495	10.315	(1.389)
Less dividends and distributions from:
Net investment income	(0.332)	(0.255)	(0.392)	(0.666)	(0.371)
Net realized gain	(5.152)	(2.223)	(2.732)	(1.970)	(3.953)
Total dividends and distributions	(5.484)	(2.478)	(3.124)	(2.636)	(4.324)
Net asset value, end of period	$ 37.973	$ 54.473	$ 45.280	$ 40.909	$ 33.230
Total return[2]	(19.99%)	25.99%	19.27%	31.51%	(4.89%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,831	$133,121	$108,828	$100,426	$80,171
Ratio of expenses to average net assets	0.79%	0.78%	0.80%	0.81%	0.81%
Ratio of net investment income to average net assets	0.70%	0.46%	0.84%	0.99%	0.91%
Portfolio turnover	12%	12%	10%	12%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

13

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP Delaware U.S. Growth Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware U.S. Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware U.S. Growth Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware U.S. Growth Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.30%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.73%	1.03%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$75	$233	$406	$906
Service Class	$105	$328	$569	$1,259
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser, Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”).
The Fund invests primarily in common stocks. The Fund, under normal circumstances, will invest at least 80% of its assets in securities issued by U.S. companies (80% policy). The Fund generally invests in companies included in the Russell 1000 Growth Index (“Index”), which represents the large cap growth segment of the U.S. equity universe. As of March 15, 2023, the Index included 503 companies. The Fund invests in companies that the Sub-Adviser believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.
LVIP Delaware U.S. Growth Fund1

Using a systematic bottom-up approach, the Sub-Adviser seeks to select securities they believe have solid earnings appreciation coupled with a demonstrated business quality, as seen thought superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give the Sub-Adviser insight into the outlook for a company, helping the Sub-Adviser identify companies poised for sustainable growth. The Sub-Adviser believes that sustainable growth, if it occurs, may result in price appreciation for the company’s stock. Because the Fund generally invests in companies included in the Index, it may have a significant portion of its investments in the information technology sector. The Sub-Adviser may sell a security if they no longer believe that the security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.
The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of assets in a particular issuer than a diversified fund.
The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Technology Sector Risk. Investments in technology companies exposed to special risks, such as rapid advances in technology that might cause existing products to become obsolete. Companies in a number of technology industries are also subject to more government regulations and approval processes than many other industries.
•
Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
2LVIP Delaware U.S. Growth Fund

•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund has adopted the historical performance of the Delaware VIP® U.S. Growth Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
Historical performance for Standard Class and Service Class shares is based on the previous performance of Standard Class and Service Class, respectively, of the Predecessor Fund. Historical performance prior to May 1, 2021 has not been adjusted to reflect fees and expenses of Standard Class shares and Service Class shares, respectively, of the Predecessor Fund.
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund’s Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund’s Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows historical performance of the Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	29.96%
Lowest Quarterly Return	Q2 2022	(19.54%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware U.S. Growth Fund – Standard Class	-27.66%	8.73%	11.47%
LVIP Delaware U.S. Growth Fund – Service Class	-27.88%	8.41%	11.16%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	-29.14%	10.96%	14.10%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

MIMGL Portfolio Managers	Company Title	Experience with Fund*
Scot Thompson	Co-Head of Systematic investments and Portfolio Manager	Since December 2020
Benjamin Leung, CFA	Co-Head of Systematic investments and Portfolio Manager	Since December 2020
*
Reflects Portfolio Manager's experience with the Predecessor Fund
LVIP Delaware U.S. Growth Fund3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Delaware U.S. Growth Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser, Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”).
The Fund invests primarily in common stocks. The Fund, under normal circumstances, will invest at least 80% of its assets in securities issued by U.S. companies (80% policy). The Fund generally invests in companies included in the Russell 1000 Growth Index (“Index”), which represents the large cap growth segment of the U.S. equity universe. As of March 15, 2023, the Index included 503 companies. The Fund invests in companies that the Sub-Adviser believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.
The Sub-Adviser researches individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that they believe are the best investments for the Fund. The following are descriptions of how the Sub-Adviser pursues the Fund’s investment objective. The Sub-Adviser takes a disciplined approach to investing, combining investment strategies and risk-management techniques that it believes can help shareholders meet their goals.
The Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks and, although the Fund has the flexibility to invest in companies of all sizes, the Fund generally focuses on medium- and large-size companies. The Sub-Adviser’s goal is to own companies that they expect to grow faster than the U.S. economy. Using a systematic bottom-up approach, the Sub-Adviser looks for companies that they believe have the following characteristics:
•
Solid earnings appreciation coupled with trending price action;
•
Demonstrated business quality, including superior profitability, earnings stability, balance sheet strength and corporate sustainability; and
•
Reasonable company valuations relative to their growth prospects, and their peer group.
In addition, the team looks to invest in stocks that provide exposure to opportunistic events that may be a catalyst for future growth or create an efficient investment entry point. These events may include corporate events such as capital raisings, share buyback programs, initial public offerings, and index changes.
Underlying the team’s investment process is their research effort focused on continuously evolving and adapting its systematic approach to evolving market and investor dynamics. To do this the team focus its research on five pillars of the systematic process, data, modelling, construction, trade implementation and attribution.
The Sub-Adviser seeks to maintain a portfolio representing a number of different industries. Such an approach should help to minimize the impact that any one security or industry could have on the Fund if it were to experience a period of slow or declining growth. However, because the Fund generally invests in companies included in the Index, it may have a significant portion of its investments in the information technology sector. Because the Fund’s investment objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for the Sub-Adviser.
The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of assets in a particular issuer than a diversified fund.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
5

Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Technology Sector Risk. Investments in technology companies exposed to special risks, such as rapid advances in technology that might cause existing products to become obsolete. Companies in a number of technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve.
Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s
6

investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.65% of the Fund's average net assets).
7

Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

MIMGL Portfolio Managers	Scot Thompson and Benjamin Leung are responsible for the day-to-day management of the Fund's assets.

Scot Thompson is Co-Head of Systematic Investments and Portfolio Manager. Mr. Thompson is the
co-head of the Macquarie equities team and is responsible for the day to day management of the global portfolios, oversight of the trading function, and development of new strategies and client engagement. He joined the firm in 2001. Mr. Thompson holds a Bachelor of Engineering from Sydney University and a
Master of Applied Finance from Macquarie University.

Benjamin Leung, CFA, is Co-Head of Systematic Investments and Portfolio Manager. Mr. Leung is the
co-head of the Macquarie equities team. In addition to the day to day management of the portfolios, Ben is also the Head of Research where he is responsible for managing the research agenda. He joined the firm in
2005. Mr. Leung holds a Bachelor of Engineering, with Honours, and a Masters in Commerce from the
University of New South Wales. He is a CFA Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
8

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
9

Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2021 has been audited by Tait, Weller & Baker, LLP, and for prior years by the Predecessor Fund’s independent auditor, whose report, along with the Fund’s financial statements, were included in the annual report, which was available upon request by calling 800 523-1918. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware U.S. Growth Fund Standard Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 12.491	$ 13.770	$ 10.150	$ 9.570	$ 11.310
Income (loss) from investment operations:
Net investment income (loss)[2]	0.011	(0.028)	(0.030)	0.010	0.010
Net realized and unrealized gain (loss)	(3.464)	2.193	4.220	2.410	(0.270)
Total from investment operations	(3.453)	2.165	4.190	2.420	(0.260)
Less dividends and distributions from:
Net realized gain	(1.917)	(3.443)	(0.570)	(1.840)	(1.480)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(1.917)	(3.444)	(0.570)	(1.840)	(1.480)
Net asset value, end of period	$ 7.121	$ 12.491	$ 13.770	$ 10.150	$ 9.570
Total return[3]	(27.66%)	18.10%	44.13%	27.25%	(3.00%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,620	$74,978	$68,745	$53,322	$43,417
Ratio of expenses to average net assets	0.73%	0.72%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets	0.12%	(0.23%)	(0.23%)	0.13%	0.08%
Portfolio turnover	33%	91%	54%	33%	40%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP U.S. Growth Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP U.S. Growth Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP Delaware U.S. Growth Fund Service Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 11.638	$ 13.080	$ 9.700	$ 9.240	$ 11.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.015)	(0.062)	(0.060)	(0.020)	(0.020)
Net realized and unrealized gain (loss)	(3.226)	2.064	4.010	2.320	(0.260)
Total from investment operations	(3.241)	2.002	3.950	2.300	(0.280)
Less dividends and distributions from:
Net realized gain	(1.917)	(3.443)	(0.570)	(1.840)	(1.480)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(1.917)	(3.444)	(0.570)	(1.840)	(1.480)
Net asset value, end of period	$ 6.480	$ 11.638	$ 13.080	$ 9.700	$ 9.240
Total return[3]	(27.88%)	17.74%	43.69%	26.88%	(3.29%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$262,696	$376,868	$371,268	$318,999	$285,865
Ratio of expenses to average net assets	1.03%	1.02%	1.03%	1.03%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.02%	1.03%	1.03%	1.03%
Ratio of net investment (loss) to average net assets	(0.18%)	(0.53%)	(0.53%)	(0.17%)	(0.20%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.18%)	(0.53%)	(0.53%)	(0.17%)	(0.22%)
Portfolio turnover	33%	91%	54%	33%	40%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP U.S. Growth Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP U.S. Growth Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Delaware U.S. REIT Fund
Formerly known as LVIP Delaware REIT Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware U.S. REIT Fund, formerly known as LVIP Delaware REIT Fund, (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware U.S. REIT Fund
Formerly known as LVIP Delaware REIT Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware U.S. REIT Fund (the “Fund”) is to seek maximum long-term total return, with capital appreciation as a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.30%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.84%	1.14%
Less Expense Reimbursement[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.83%	1.13%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.83% of the Fund’s average daily net assets for the Standard Class (and 1.13% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$85	$267	$465	$1,036
Service Class	$115	$361	$627	$1,385
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
LVIP Delaware U.S. REIT Fund1

Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”).
The Fund invests primarily in securities of companies that are principally engaged in the real estate industry. The Fund, under normal circumstances, will invest at least 80% of its assets in real estate investment trusts (REITs) (80% policy).
In selecting investments, the Sub-Adviser generally focuses on its expectations regarding what it considers to be the key factors in determining equity prices - company earnings, earnings quality, valuation measures and momentum. To be able to implement its investment philosophy the Sub-Adviser will rely on a systematic process to exploit opportunities using a number of quantitative, event driven and fundamental investment strategies within a risk aware portfolio construction framework.
The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
•
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•
IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
2LVIP Delaware U.S. REIT Fund

•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund has adopted the historical performance of the Delaware VIP® REIT Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
Historical performance for Standard Class and Service Class shares is based on the previous performance of Standard Class and Service Class, respectively, of the Predecessor Fund. Historical performance prior to May 1, 2021 has not been adjusted to reflect fees and expenses of Standard Class shares and Service Class shares, respectively, of the Predecessor Fund.
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund’s Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund’s Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows historical performance of the Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2021	17.02%
Lowest Quarterly Return	Q1 2020	(26.00%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware U.S. REIT Fund – Standard Class	-25.30%	2.41%	5.21%
LVIP Delaware U.S. REIT Fund – Service Class	-25.53%	2.10%	4.92%
FTSE Nareit Equity REITs Index (reflects no deductions for fees, expenses or taxes)	-24.37%	3.68%	6.53%
LVIP Delaware U.S. REIT Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

MIMGL Portfolio Managers	Company Title	Experience with Fund*
Scot Thompson	Co-Head of Systematic investments and Portfolio Manager	Since December 2020
Benjamin Leung, CFA	Co-Head of Systematic investments and Portfolio Manager	Since December 2020
*
Reflects Portfolio Manager's experience with the Predecessor Fund
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Delaware U.S. REIT Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek maximum long-term total return, with capital appreciation as a secondary objective. This objective is non-fundamental and may be changed without shareholder approval.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”).
The Sub-Adviser researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The Sub-Adviser takes a disciplined approach to investing, combining investment strategies and risk-management techniques that it believes can help shareholders meet their goals.
The Sub-Adviser utilizes a style-neutral systematic quantitative process designed to capture attractive characteristics of stocks by focusing on multiple dimensions of stock drivers, coupled with a practical portfolio management overlay.
The Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Sub-Adviser invests in securities of companies principally engaged in the real estate industry. The Fund, under normal circumstances, will invest at least 80% of its assets in REITs. The Fund may also invest in equity securities of real estate industry operating companies, known as REOCs.
The Fund does not normally acquire securities for short-term purposes; however, the Sub-Adviser may take advantage of short-term opportunities that are consistent with the Fund’s investment objectives.
The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
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Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
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REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
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Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.75% of the Fund's average net assets).
Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

MIMGL Portfolio Managers	Scot Thompson and Benjamin Leung are responsible for the day-to-day management of the Fund's assets.

Scot Thompson is Co-Head of Systematic Investments and Portfolio Manager. Mr. Thompson is the
co-head of the Macquarie equities team and is responsible for the day to day management of the global portfolios, oversight of the trading function, and development of new strategies and client engagement. He joined the firm in 2001. Mr. Thompson holds a Bachelor of Engineering from Sydney University and a
Master of Applied Finance from Macquarie University.

Benjamin Leung, CFA, is Co-Head of Systematic Investments and Portfolio Manager. Mr. Leung is the
co-head of the Macquarie equities team. In addition to the day to day management of the portfolios, Ben is also the Head of Research where he is responsible for managing the research agenda. He joined the firm in
2005. Mr. Leung holds a Bachelor of Engineering, with Honours, and a Masters in Commerce from the
University of New South Wales. He is a CFA Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's semiannual report to shareholders for the period ended June 30, 2021.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
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An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
10

Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2021 has been audited by Tait, Weller & Baker, LLP, and for prior years by the Predecessor Fund’s independent auditor, whose report, along with the Fund’s financial statements, were included in the annual report, which was available upon request by calling 800 523-1918. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware U.S. REIT Fund Standard Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 16.787	$ 12.090	$ 14.690	$ 11.850	$ 13.490
Income (loss) from investment operations:
Net investment income[2]	0.288	0.140	0.230	0.240	0.280
Net realized and unrealized gain (loss)	(4.542)	4.994	(1.920)	2.900	(1.270)
Total from investment operations	(4.254)	5.134	(1.690)	3.140	(0.990)
Less dividends and distributions from:
Net investment income	(0.313)	(0.436)	(0.250)	(0.300)	(0.270)
Net realized gain	—	—	(0.660)	—	(0.380)
Return of capital	(0.139)	(0.001)	—	—	—
Total dividends and distributions	(0.452)	(0.437)	(0.910)	(0.300)	(0.650)
Net asset value, end of period	$ 12.081	$ 16.787	$ 12.090	$ 14.690	$ 11.850
Total return[3]	(25.30%)	43.07%	(10.41%)	26.81%	(7.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$196,242	$274,086	$214,644	$236,492	$198,904
Ratio of expenses to average net assets	0.83%	0.82%	0.83%	0.83%	0.83%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.82%	0.84%	0.83%	0.83%
Ratio of net investment income to average net assets	2.05%	0.98%	1.94%	1.70%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.04%	0.98%	1.93%	1.70%	2.23%
Portfolio turnover	16%	15%	127%	98%	111%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP REIT Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP REIT Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

	LVIP Delaware U.S. REIT Fund Service Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 16.818	$ 12.080	$ 14.660	$ 11.820	$ 13.460
Income (loss) from investment operations:
Net investment income[2]	0.246	0.097	0.190	0.200	0.240
Net realized and unrealized gain (loss)	(4.545)	4.982	(1.900)	2.900	(1.270)
Total from investment operations	(4.299)	5.079	(1.710)	3.100	(1.030)
Less dividends and distributions from:
Net investment income	(0.269)	(0.340)	(0.210)	(0.260)	(0.230)
Net realized gain	—	—	(0.660)	—	(0.380)
Return of capital	(0.139)	(0.001)	—	—	—
Total dividends and distributions	(0.408)	(0.341)	(0.870)	(0.260)	(0.610)
Net asset value, end of period	$ 12.111	$ 16.818	$ 12.080	$ 14.660	$ 11.820
Total return[3]	(25.53%)	42.54%	(10.64%)	26.50%	(7.52%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$147,979	$218,731	$174,364	$204,193	$173,457
Ratio of expenses to average net assets	1.13%	1.12%	1.13%	1.13%	1.11%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.14%	1.12%	1.14%	1.13%	1.13%
Ratio of net investment income to average net assets	1.75%	0.68%	1.64%	1.40%	1.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.74%	0.68%	1.63%	1.40%	1.93%
Portfolio turnover	16%	15%	127%	98%	111%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP REIT Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP REIT Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

13

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP Delaware Value Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware Value Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Value Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Value Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.63%	0.63%
Distribution and/or Service (12b-1) fees	None	0.30%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.70%	1.00%
Less Expense Reimbursement[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.69%	0.99%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.69% of the Fund’s average daily net assets for the Standard Class (and 0.99% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$70	$223	$389	$870
Service Class	$101	$317	$551	$1,224
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
LVIP Delaware Value Fund1

Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser, Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”).
The Fund, under normal circumstances, will invest at least 80% of its assets in securities of large-capitalization companies (80% policy). The Fund invests primarily in securities of large-capitalization companies that the Sub-Adviser believes have long-term capital appreciation potential. The Fund currently defines large-capitalization companies as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Sub-Adviser seeks to select securities that it believes are undervalued in relation to their intrinsic value. The intrinsic value of a company is what the Sub-adviser believes is the true worth of the business, which may not be fully reflected in the market price of its stock. The Sub-Adviser seeks to determine a company’s intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the company. The Sub-Adviser also considers a company’s plans for future operations on a selective basis. The Sub-Adviser may sell a security if the Sub-Adviser no longer believes the security will contribute to meeting the investment objective of the Fund.
The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund has adopted the historical performance of the Delaware VIP® Value Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.
Historical performance for Standard Class and Service Class shares is based on the previous performance of Standard Class and Service Class, respectively, of the Predecessor Fund. Historical performance prior to May 1, 2021 has not been adjusted to reflect fees and expenses of Standard Class shares and Service Class shares, respectively, of the Predecessor Fund.
2LVIP Delaware Value Fund

The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund’s Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund’s Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows historical performance of the Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	15.32%
Lowest Quarterly Return	Q1 2020	(26.34%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware Value Fund – Standard Class	-3.27%	6.77%	10.64%
LVIP Delaware Value Fund – Service Class	-3.56%	6.46%	10.33%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-7.54%	6.67%	10.29%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

DIFA Portfolio Managers	Company Title	Experience with Fund*
Nikhil G. Lalvani, CFA	Managing Director, Senior Portfolio Manager, Team Leader	Since October 2006
Robert A. Vogel Jr., CFA**	Managing Director, Senior Portfolio Manager	Since March 2004
Kristen E. Bartholdson	Managing Director, Senior Portfolio Manager	Since December 2008
Erin Ksenak	Senior Vice President, Portfolio Manager	Since December 2020
**
Mr. Vogel will be retiring from DIFA on July 31, 2023.
*
Reflects Portfolio Manager's experience with the Predecessor Fund
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP Delaware Value Fund3

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Delaware Value Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser, Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”).
The Sub-Adviser researches individual companies and analyzes economic and market conditions, seeking to identify the securities that the Sub-Adviser believes are the best investments for the Fund. The following are descriptions of how the Sub-Adviser pursues the Fund’s investment objective.
The Fund invests primarily in securities of large-capitalization companies that the Sub-Adviser believes have long-term capital appreciation potential. The Sub-Adviser follows a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:
•
a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;
•
favorable earnings prospects and dividend yield potential;
•
the financial condition of the issuer; and,
•
various qualitative factors.
The Sub-Adviser may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Sub-Adviser may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry sector.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
5

Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
6

A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.63% of the Fund's average net assets).
Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

DIFA Portfolio Managers	Nikhil Lalvani, Robert Vogel Jr., Kristen Bartholdson, and Erin Ksenak are responsible for the day-to-day management of the Fund's assets.

Nikhil G. Lalvani, CFA, is Managing Director, Senior Portfolio Manager, and Team Leader — U.S. Large
Cap Value Equity. Mr. Lalvani is a senior portfolio manager for the firm’s U.S. Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), he
has worked as both a fundamental and quantitative analyst. He joined the firm in 1997. Mr. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Robert A. Vogel Jr., CFA,** is Managing Director and Senior Portfolio Manager. He is a senior portfolio manager for the firm’s U.S. Large Cap Value Equity team. Mr. Vogel joined the firm in 2004. He graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Mr.
Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

Kristen E. Bartholdson is Managing Director and Senior Portfolio Manager. She is a senior portfolio man-
ager for the firm’s U.S. Large Cap Value Equity team. Ms. Bartholdson joined the firm in 2006. Ms.
Bartholdson earned her bachelor’s degree in economics from Princeton University.

Erin Ksenak is a Senior Vice President and Portfolio Manager. She is a portfolio manager on the firm’s
U.S. Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in May 2017 as an equity analyst for the US Large Cap Value Equity team, she worked at Affinity Investment Advisors from 2014 to April 2017 as a portfolio manager for the domestic and international equity investment team.
Ms. Ksenak graduated summa cum laude from Fordham University with a bachelor’s degree in finance.

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

**
Mr. Vogel will be retiring from DIFA on July 31, 2023.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's semiannual report to shareholders for the period ended June 30, 2021.
7

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
8

discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
9

intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2021 has been audited by Tait, Weller & Baker, LLP, and for prior years by the Predecessor Fund’s independent auditor, whose report, along with the Fund’s financial statements, were included in the annual report, which was available upon request by calling 800 523-1918. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware Value Fund Standard Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 29.690	$ 28.810	$ 31.090	$ 28.310	$ 31.570
Income (loss) from investment operations:
Net investment income[2]	0.457	0.454	0.550	0.570	0.540
Net realized and unrealized gain (loss)	(1.613)	5.619	(0.920)	4.870	(1.290)
Total from investment operations	(1.156)	6.073	(0.370)	5.440	(0.750)
Less dividends and distributions from:
Net investment income	(0.488)	(1.059)	(0.580)	(0.540)	(0.530)
Net realized gain	(2.062)	(4.131)	(1.330)	(2.120)	(1.980)
Return of capital	—	(0.003)	—	—	—
Total dividends and distributions	(2.550)	(5.193)	(1.910)	(2.660)	(2.510)
Net asset value, end of period	$ 25.984	$ 29.690	$ 28.810	$ 31.090	$ 28.310
Total return[3]	(3.27%)	22.42%	0.41%	19.97%	(2.73%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$397,629	$463,942	$419,362	$440,587	$388,644
Ratio of expenses to average net assets	0.69%	0.69%	0.70%	0.69%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.69%	0.70%	0.69%	0.69%
Ratio of net investment income to average net assets	1.65%	1.54%	2.10%	1.92%	1.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.64%	1.54%	2.10%	1.92%	1.77%
Portfolio turnover	8%	25%	33%	13%	13%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Value Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Value Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP Delaware Value Fund Service Class
	Year Ended
	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]	12/31/18[1]
Net asset value, beginning of period	$ 29.673	$ 28.700	$ 30.950	$ 28.200	$ 31.460
Income (loss) from investment operations:
Net investment income[2]	0.373	0.365	0.470	0.480	0.450
Net realized and unrealized gain (loss)	(1.612)	5.595	(0.900)	4.840	(1.280)
Total from investment operations	(1.239)	5.960	(0.430)	5.320	(0.830)
Less dividends and distributions from:
Net investment income	(0.402)	(0.854)	(0.490)	(0.450)	(0.450)
Net realized gain	(2.062)	(4.130)	(1.330)	(2.120)	(1.980)
Return of capital	—	(0.003)	—	—	—
Total dividends and distributions	(2.464)	(4.987)	(1.820)	(2.570)	(2.430)
Net asset value, end of period	$ 25.970	$ 29.673	$ 28.700	$ 30.950	$ 28.200
Total return[3]	(3.56%)	22.04%	0.13%	19.60%	(3.00%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$319,612	$385,587	$362,270	$399,310	$348,946
Ratio of expenses to average net assets	0.99%	0.99%	1.00%	0.99%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	0.99%	1.00%	0.99%	0.99%
Ratio of net investment income to average net assets	1.35%	1.24%	1.80%	1.62%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.24%	1.80%	1.62%	1.47%
Portfolio turnover	8%	25%	33%	13%	13%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Value Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Value Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Delaware Wealth Builder Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Delaware Wealth Builder Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Wealth Builder Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Wealth Builder Fund (the “Fund”) is to seek to provide a responsible level of income and the potential for capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.63%	0.63%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses (including AFFE)	0.83%	1.08%
Less Expense Reimbursement[1]	(0.12%)	(0.12%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.71%	0.96%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.71% of the Fund’s average daily net assets for the Standard Class (and 0.96% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$73	$253	$449	$1,014
Service Class	$98	$332	$584	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.
LVIP Delaware Wealth Builder Fund1

Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA” or “Sub-Adviser”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), which are affiliates of DIFA (collectively, the “Affiliated Sub-Sub-Advisers”). MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. MIMGL is responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time. For purposes of this section, a reference to “Sub-Adviser” may also include MIMAK and MIMGL with respect to their role as sub-sub-advisers to the Fund.
The Fund invests primarily in income-generating securities (debt and equity), which may include equity securities of large, well-established companies, and debt securities, including high yield, high-risk corporate bonds, investment grade fixed income securities, and U.S. government securities. The Fund, under normal circumstances, may invest approximately 50% of the Fund’s assets in income-generating equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs). While debt securities may comprise up to 40% to 60% of the Fund’s assets, no more than 10% of the Fund’s assets may be invested in high yield, high-risk debt securities. No more than 25% of the Fund’s assets may be invested in any one industry sector nor, as to 75% of the Fund’s assets, more than 5% may be invested in securities of any one issuer. The Fund may invest up to 30% of its assets in foreign equity and debt securities. The Fund does not invest more than 10% of its assets in securities of issuers principally located or principally operating in markets of emerging countries.
In allocating assets, MIMAK applies a dedicated yield focus for existing asset classes, uses systematic strategies to expand the investment universe and implements a systematic yield-enhancing security selection process.
MIMAK’s dynamic asset-allocation framework is used to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.
It is expected that the proportion of the Fund’s assets invested in income-generating equity securities and equity equivalent securities may vary from 40% to 60% of the Fund’s assets. The proportion of the Fund’s assets in debt securities may correspondingly vary from 40% to 60% of the Fund’s assets.
In addition, the Sub-Adviser may seek investment advice and recommendations from MIMEL and MIMGL. The Sub-Adviser may also permit MIMEL, MIMGL, and MFMHKL to execute Fund security trades on behalf of the Sub-Adviser. The Sub-Adviser may also permit MIMEL and MIMGL to exercise investment discretion for securities in certain markets where it believes it will be beneficial to utilize the Affiliated Sub-Sub-Adviser’s specialized market knowledge, and the Sub-Adviser may also seek quantitative support from MIMGL.
The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes. For example, the Fund may invest in futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.
The Fund may engage in frequent and active trading of its portfolio investments.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
2LVIP Delaware Wealth Builder Fund

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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
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IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
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Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
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Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
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U.S. Government Agency Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
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U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Russia Risk. In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
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Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
4LVIP Delaware Wealth Builder Fund

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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
Effective May 1, 2017, the Fund changed its investment strategy in an effort to improve the Fund’s investment performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	9.72%
Lowest Quarterly Return	Q1 2020	(13.38%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware Wealth Builder Fund – Standard Class	-11.21%	2.86%	5.39%
LVIP Delaware Wealth Builder Fund – Service Class	-11.43%	2.61%	5.13%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%
LVIP Delaware Wealth Builder Composite (reflects no deductions for fees, expenses or taxes)	-15.39%	5.14%	6.99%
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The LVIP Delaware Wealth Builder Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 50% S&P 500 Index and 50% Bloomberg U.S. Aggregate Bond Index. The LVIP Delaware Wealth Builder Composite shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Europe Limited (“MIMEL”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2017
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022

LVIP Delaware Wealth Builder Fund5

MIMAK Portfolio Managers	Company Title	Experience with Fund
Stefan Löwenthal, CFA	Chief Investment Officer - Global Multi Asset Team	Since October 2020
Jürgen Wurzer, CFA	Deputy Head Global Multi-Asset Team and Senior Portfolio Manager	Since October 2020
Aaron Young	Portfolio Manager	Since April 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP Delaware Wealth Builder Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to provide a responsible level of income and the potential for capital appreciation. The objective is non-fundamental and may be changed without shareholder approval.
Delaware Investments Fund Advisers (“DIFA” or “Sub-Adviser”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), which are affiliates of DIFA (collectively, the “Affiliated Sub-Sub-Advisers”). MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. MIMGL is responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time. For purposes of this section, a reference to “Sub-Adviser” may also include MIMAK and MIMGL with respect to their role as sub-sub-advisers to the Fund.
The Fund invests primarily in income-generating securities (debt and equity), which may include equity securities of large, well-established companies, and debt securities, including high yield, high-risk corporate bonds, investment grade fixed income securities, and U.S. government securities. Under normal circumstances, approximately 50% of the Fund’s assets may be invested in income-generating equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs). While debt securities may comprise 40% to 60% of the Fund’s total assets, no more than 10% of the Fund’s assets may be invested in high yield, high-risk debt securities. No more than 25% of the Fund’s assets may be invested in any one industry sector nor, as to 75% of the Fund’s assets, more than 5% may be invested in securities of any one issuer. The Fund may invest up to 30% of its assets in foreign equity and debt securities. The Fund does not invest more than 10% of its assets in securities of issuers principally located or principally operating in markets of emerging countries.
In allocating assets, MIMAK applies a dedicated yield focus for existing asset classes, uses systematic strategies to expand the investment universe and implements a systematic yield-enhancing security selection process.
MIMAK’s dynamic asset-allocation framework is used to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.
It is expected that the proportion of the Fund’s assets invested in income-generating equity securities and equity equivalent securities may vary from 40% to 60% of the Fund’s assets. The proportion of the Fund’s assets in debt securities may correspondingly vary from 40% to 60% of the Fund’s assets.
In addition, the Sub-Adviser may seek investment advice and recommendations from MIMEL and MIMGL. The Sub-Adviser may also permit MIMEL, MIMGL, and MFMHKL to execute Fund security trades on behalf of the Sub-Adviser. The Sub-Adviser may also permit MIMEL and MIMGL to exercise investment discretion for securities in certain markets where it believes it will be beneficial to utilize the Affiliated Sub-Sub-Adviser’s specialized market knowledge, and the Sub-Adviser may also seek quantitative support from MIMGL.
The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.
The Fund may engage in frequent and active trading of its portfolio investments.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or
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industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
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Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the
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market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
U.S. Government Agency Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Russia Risk. In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive action taken and resulting future market disruptions, counter sanctions or other retaliatory actions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. This conflict may expand, and military attacks could occur elsewhere in Europe. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets.
In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions. Also, there is no central registration system for shareholders, and it is possible for a shareholder to lose its registration through fraud, negligence, or mere oversight. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
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Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.63% of the Fund's average net assets).
LFI Portfolio Managers	Jay Shearon and Jason Forsythe are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

Sub-Adviser
Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadel-
phia, PA 19106, is a series of Macquarie Investment Management Business Trust, which is a subsidiary of
Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate con-
trol, of Macquarie Group Limited (“MGL”). Together, DIFA and the subsidiaries of MMHI, as of December
31, 2022, managed approximately $195.2 billion in assets in various institutional or separately managed investment company and insurance accounts. Although DIFA has principal responsibility for the manage-
ment of the Fund’s assets, DIFA may seek investment advice and recommendations from a sub-sub-
adviser. DIFA may also permit a sub-sub-adviser to execute security trades on its behalf and exercise investment discretion for securities in certain markets where DIFA believes it will be beneficial to utilize a sub-sub-adviser’s market knowledge.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie
Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Sub-Sub-Adviser
Macquarie Investment Management Austria Kapitalanlage AG, located at Kaerntner Strasse 28, 1010
Vienna, Austria, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of
December 31, 2022, the public investments division of MAM had approximately $349.4 billion in assets under management.

MIMAK Portfolio Managers	Stefan Löwenthal and Jürgen Wurzer of MIMAK are responsible for the day-to-day management of the Fund's assets.

Stefan Löwenthal, CFA, is Chief Investment Officer for MIMAK, a role he assumed in February 2013. Mr.
Löwenthal heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. Mr. Löwenthal holds a Master of Management Science from Vienna University of
Economics and Business.

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Jürgen Wurzer, CFA, is the deputy head of portfolio management for the firm's global multi-asset team based in Vienna. Mr. Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG
(MIMAK) in April 2018. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi-asset management team from September 2016 to March 2018. Mr. Wurzer previously worked at
MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master's degree.

Aaron Young, is a Portfolio Manager for Macquarie Asset Management (MAM), following a transaction with Ivy Investments that closed in 2021. He joined Ivy Investments in 2005 as a securities analyst cover-
ing fixed income, equity, and derivatives. He joined the multi-asset team in 2007, served as an assistant portfolio manager since 2012, and has been a portfolio manager since 2016. He earned a bachelor’s degree in philosophy from the University of Missouri and holds an M.B.A., from the Olin School of Busi-
ness at Washington University. Mr. Young has been a co-portfolio manager of the Fund since April 2022.

Sub-Sub-Adviser
Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia, is an affiliate of the DIFA and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

Sub-Sub-Adviser
Macquarie Investment Management Europe Limited, located at 28 Ropemaker Street, London, England, is an affiliate of the DIFA and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of MGL. As of December 31, 2022, the pub-
lic investments division of MAM had approximately $349.4 billion in assets under management.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
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Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
15

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
16

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Delaware Wealth Builder Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.881	$ 12.096	$ 11.812	$ 11.016	$ 14.723
Income (loss) from investment operations:
Net investment income[1]	0.240	0.205	0.226	0.317	0.383
Net realized and unrealized gain (loss)	(1.711)	1.220	0.425	1.423	(1.004)
Total from investment operations	(1.471)	1.425	0.651	1.740	(0.621)
Less dividends and distributions from:
Net investment income	(0.246)	(0.270)	(0.233)	(0.345)	(0.366)
Net realized gain	(0.625)	(0.370)	(0.134)	(0.599)	(2.720)
Return of capital	(0.008)	—	—	—	—
Total dividends and distributions	(0.879)	(0.640)	(0.367)	(0.944)	(3.086)
Net asset value, end of period	$ 10.531	$ 12.881	$ 12.096	$ 11.812	$ 11.016
Total return[2]	(11.21%)	11.78%	5.62%	15.91%	(5.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,589	$125,058	$129,610	$138,568	$137,182
Ratio of expenses to average net assets	0.71%	0.71%	0.71%	0.71%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.80%	0.83%	0.86%	0.92%
Ratio of net investment income to average net assets	2.08%	1.60%	1.99%	2.66%	2.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.96%	1.51%	1.87%	2.51%	2.58%
Portfolio turnover	89%	144%	106%	126%	112%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

17

	LVIP Delaware Wealth Builder Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.850	$ 12.069	$ 11.788	$ 10.998	$ 14.708
Income (loss) from investment operations:
Net investment income[1]	0.210	0.173	0.197	0.287	0.346
Net realized and unrealized gain (loss)	(1.706)	1.215	0.422	1.418	(0.999)
Total from investment operations	(1.496)	1.388	0.619	1.705	(0.653)
Less dividends and distributions from:
Net investment income	(0.217)	(0.237)	(0.204)	(0.316)	(0.337)
Net realized gain	(0.625)	(0.370)	(0.134)	(0.599)	(2.720)
Return of capital	(0.008)	—	—	—	—
Total dividends and distributions	(0.850)	(0.607)	(0.338)	(0.915)	(3.057)
Net asset value, end of period	$ 10.504	$ 12.850	$ 12.069	$ 11.788	$ 10.998
Total return[2]	(11.43%)	11.51%	5.36%	15.61%	(5.46%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,602	$32,163	$30,336	$29,588	$25,269
Ratio of expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%	1.05%	1.08%	1.11%	1.17%
Ratio of net investment income to average net assets	1.83%	1.35%	1.74%	2.41%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	1.26%	1.62%	2.26%	2.33%
Portfolio turnover	89%	144%	106%	126%	112%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

18

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
19

Lincoln Variable Insurance Products Trust
LVIP Dimensional International Core Equity Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Dimensional International Core Equity Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Dimensional International Core Equity Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Dimensional International Core Equity Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.58%	0.58%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Fund Operating Expenses	0.77%	1.02%
Less Expense Reimbursement[1]	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.62%	0.87%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.62% of the Funds average daily net assets for the Standard Class (and 0.87% for Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$63	$231	$413	$940
Service Class	$89	$310	$549	$1,234
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
LVIP Dimensional International Core Equity Fund1

Principal Investment Strategies
Dimensional Fund Advisors LP (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Fund is designed to purchase a broad and diverse group of securities of non-U.S. companies in developed markets. The Fund invests in companies of all sizes, with increased exposure to small capitalization, low relative price and/or higher profitability companies as compared to their representation in the International Universe. For purposes of the Fund, the Sub-Adviser defines the International Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the International Universe it represents) of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the Sub-Adviser’s investment committee. The Fund’s increased exposure to smaller capitalization, lower relative price and/or higher profitability companies may be achieved by decreasing the allocation of the Fund’s assets to the larger capitalization, higher relative price or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value.
In assessing relative price, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.
The Fund intends to purchase securities of companies associated with developed market countries that the Sub-Adviser has designated as approved markets. The Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities. The Sub-Adviser determines company size on a country- or region-specific basis and based primarily on market capitalization. The percentage allocation of the assets of the Fund to securities of the largest high relative price companies will generally be reduced from between 5% and 35% of their percentage weight in the International Universe. The percentage by which the Fund’s allocation to securities of the largest high relative price companies is reduced will change due to market movements and other factors. The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and investment characteristics. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Fund also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund. Because many of the Fund's investments may be denominated in foreign currencies, the Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.
The Fund may invest in exchange-traded funds (“ETFs”) for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Fund's cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
2LVIP Dimensional International Core Equity Fund

•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Fund at times to underperform equity funds that use other investment strategies.
•
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
LVIP Dimensional International Core Equity Fund3

•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	18.39%
Lowest Quarterly Return	Q1 2020	(27.56%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP Dimensional International Core Equity Fund – Standard Class	-13.42%	0.86%	3.08%	5/1/15
LVIP Dimensional International Core Equity Fund – Service Class	-13.64%	0.61%	2.81%	5/1/15
MSCI World ex USA Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-14.29%	1.79%	2.93%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Dimensional Fund Advisors LP (“Dimensional”)
Portfolio Managers

Dimensional Portfolio Managers	Company Title	Experience with Fund
Jed S. Fogdall	Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager	Since May 2015
Allen Pu	Deputy Head of Portfolio Management, North America, Member of the Investment Committee, Vice President and Senior Portfolio Manager	Since May 2016
Mary T. Phillips	Deputy Head of Portfolio Management, North America, Member of the Investment Committee, Vice President and Senior Portfolio Manager	Since May 2018
William B. Collins-Dean	Vice President and Senior Portfolio Manager	Since May 2019
4LVIP Dimensional International Core Equity Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Dimensional International Core Equity Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
Dimensional Fund Advisors LP (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Fund is designed to purchase a broad and diverse group of securities of non-U.S. companies in developed markets. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and/or higher profitability companies as compared to their representation in the International Universe. For purposes of the Fund, the Sub-Adviser defines the International Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the International Universe it represents) of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the Sub-Adviser’s investment committee. The Fund’s increased exposure to smaller capitalization, lower relative price and/or higher profitability companies may be achieved by decreasing the allocation of the Fund’s assets to larger capitalization, higher relative price or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a higher relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value.
In assessing relative price, the Sub-Adviser may consider additional factors such as price to cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.
The Sub-Adviser may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high investment as measured by the company’s recent asset growth. The Fund will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Sub-Adviser uses for assessing investment characteristics are subject to change from time to time. The Sub-Adviser may decrease the amount that the Fund invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.
The Fund intends to purchase securities of companies associated with developed market countries that the Sub-Adviser has designated as approved markets. The Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities. The Sub-Adviser determines company size on a country- or region-specific basis and based primarily on market capitalization. The percentage allocation of the assets of the Fund to securities of the largest high relative price companies will generally be reduced from between 5% and 35% of their percentage weight in the International Universe. The percentage by which the Fund’s allocation to securities of the largest high relative price companies is reduced will change due to market movements and other factors. The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and investment characteristics. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The Sub-Adviser will determine in its discretion when and whether to invest in foreign countries, depending on a number of factors.
The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Fund also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund. Because many of the Fund's investments may be denominated in foreign currencies, the Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.
The Fund may invest in exchange-traded funds (“ETFs”) for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Fund's cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
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The Fund intends, under normal market conditions, to invest significantly in companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size
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and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
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Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Fund at times to underperform equity funds that use other investment strategies.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
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The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.58% of the Fund's average net assets).
Sub-Adviser	Dimensional Fund Advisors LP (“Dimensional”), 6300 Bee Cave Road, Building One, Austin, TX 78746. As of December 31, 2022, Dimensional had $584 billion in assets under management.
Dimensional Portfolio Managers	Jed S. Fogdall, Allen Pu, Mary T. Phillips, and William Collins-Dean are responsible for the day-to-day management of the Fund's assets.

Jed S. Fogdall is Global Head of Portfolio Management, Chairman of Dimensional’s Investment Commit-
tee, Vice President and Senior Portfolio Manager. Mr. Fogdall joined Dimensional as a Portfolio Manager in
2004 and has been responsible for international portfolios since 2010 and domestic portfolios since 2012.
Mr. Fogdall has an M.B.A. from the University of California, Los Angeles and a B.S. from Purdue Univer-
sity.

Allen Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Commit-
tee, Vice President and a Senior Portfolio Manager of the Sub-Adviser. Mr. Pu joined Dimensional as a
Portfolio Manager in 2006. Mr. Pu has an M.B.A. from the University of California, Los Angeles, an M.S.
and Ph.D. from Caltech, and a B.S. from Cooper Union for the Advancement of Science and Art.

Mary T. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment
Committee, Vice President and a Senior Portfolio Manager of the Sub-Adviser. Ms. Phillips joined Dimen-
sional in 2012 and has been a Portfolio Manager since 2014. Ms. Phillips has an M.B.A from the University of Chicago Booth School of Business and a B.A. from the University of Puget Sound.

William B. Collins-Dean is Vice President and a Senior Portfolio Manager of the Sub-Adviser. Mr. Collins-
Dean joined Dimensional in 2014 and has been a Portfolio Manager since 2016. Mr. Collins-Dean has an
M.B.A. from the University of Chicago Booth School of Business and a B.S. from Wake Forest University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other
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things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
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Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
12

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Dimensional International Core Equity Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.760	$ 11.539	$ 10.972	$ 9.291	$ 11.499
Income (loss) from investment operations:
Net investment income[1]	0.312	0.280	0.181	0.257	0.241
Net realized and unrealized gain (loss)	(2.030)	1.235	0.569	1.671	(2.252)
Total from investment operations	(1.718)	1.515	0.750	1.928	(2.011)
Less dividends and distributions from:
Net investment income	(0.374)	(0.294)	(0.183)	(0.247)	(0.197)
Total dividends and distributions	(0.374)	(0.294)	(0.183)	(0.247)	(0.197)
Net asset value, end of period	$ 10.668	$ 12.760	$ 11.539	$ 10.972	$ 9.291
Total return[2]	(13.42%)	13.22%	6.86%	20.85%	(17.55%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$343,995	$407,047	$373,079	$338,633	$262,312
Ratio of expenses to average net assets	0.62%	0.63%	0.65%	0.68%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.72%	0.76%	0.87%	1.00%
Ratio of net investment income to average net assets	2.81%	2.21%	1.84%	2.50%	2.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.66%	2.12%	1.73%	2.31%	1.87%
Portfolio turnover	15%	12%	18%	8%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

13

	LVIP Dimensional International Core Equity Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.739	$ 11.522	$ 10.960	$ 9.285	$ 11.493
Income (loss) from investment operations:
Net investment income[1]	0.283	0.248	0.156	0.231	0.213
Net realized and unrealized gain (loss)	(2.026)	1.234	0.565	1.668	(2.246)
Total from investment operations	(1.743)	1.482	0.721	1.899	(2.033)
Less dividends and distributions from:
Net investment income	(0.351)	(0.265)	(0.159)	(0.224)	(0.175)
Total dividends and distributions	(0.351)	(0.265)	(0.159)	(0.224)	(0.175)
Net asset value, end of period	$ 10.645	$ 12.739	$ 11.522	$ 10.960	$ 9.285
Total return[2]	(13.64%)	12.94%	6.61%	20.53%	(17.75%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$152,083	$140,511	$112,482	$95,734	$63,201
Ratio of expenses to average net assets	0.87%	0.88%	0.90%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	0.97%	1.01%	1.12%	1.25%
Ratio of net investment income to average net assets	2.56%	1.96%	1.59%	2.25%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.41%	1.87%	1.48%	2.06%	1.62%
Portfolio turnover	15%	12%	18%	8%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

14

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
15

Lincoln Variable Insurance Products Trust
LVIP Dimensional International Equity Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Dimensional International Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.44%	0.44%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.76%	1.01%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$78	$243	$422	$942
Service Class	$103	$322	$558	$1,236
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
LVIP Dimensional International Equity Managed Volatility Fund1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”). Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the strategy supplements the Fund’s main investment portfolio.
The Underlying Funds include funds advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”), or feeder funds that invest substantially all of their assets in a master fund (which invests directly in securities or other investments and would also be classified as an Underlying Fund of the Fund). The Fund allocates to Underlying Funds, including but not limited to, LVIP Dimensional International Core Equity Fund (in an amount that is approximately 50% of the portion of the Fund’s assets not subject to the overlay), and DFA International Value Portfolio (in an amount that is approximately 50% of the portion of the Fund’s assets not subject to the overlay). Allocations to the Underlying Funds are subject to change at the discretion of the Adviser.
International Equity Strategy. Under normal circumstances, the Fund, through the Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities, including income producing and non-income producing stocks, of non-U.S. companies in developed markets. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Underlying Funds may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Underlying Funds also may use derivatives, such as futures contracts and options on futures contracts for non-U.S. equity securities and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Certain Underlying Funds may lend their portfolio securities to generate additional income.
Certain Underlying Funds purchase a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the international universe. For purposes of such Underlying Funds, the Underlying Funds’ managers define the international universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by management of such Underlying Funds. Certain Underlying Funds increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of such Underlying Fund’s assets to the largest growth companies relative to their weight in the international universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
2LVIP Dimensional International Equity Managed Volatility Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
LVIP Dimensional International Equity Managed Volatility Fund3

•
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
4LVIP Dimensional International Equity Managed Volatility Fund

Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	19.47%
Lowest Quarterly Return	Q1 2020	(31.88%)
The Fund’s performance prior to April 30, 2013 does not reflect the impact of the managed volatility strategy, which was implemented on that date and is currently used by the Fund.
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Dimensional International Equity Managed Volatility Fund – Standard Class	-11.15%	-1.22%	2.15%
LVIP Dimensional International Equity Managed Volatility Fund – Service Class	-11.38%	-1.47%	1.89%
MSCI All Country World ex USA Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-16.00%	0.88%	3.80%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Vice President and Managing Director	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
LVIP Dimensional International Equity Managed Volatility Fund5

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP Dimensional International Equity Managed Volatility Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”). Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the strategy supplements the Fund’s main investment portfolio.
The Underlying Funds include funds advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”), or feeder funds that invest substantially all of their assets in a master fund (which invests directly in securities or other investments and would also be classified as an Underlying Fund of the Fund). The Fund allocates to Underlying Funds, including but not limited to, LVIP Dimensional International Core Equity Fund (in an amount that is approximately 50% of the portion of the Fund’s assets not subject to the overlay), and DFA International Value Portfolio (in an amount that is approximately 50% of the portion of the Fund’s assets not subject to the overlay). Allocations to the Underlying Funds are subject to change at the discretion of the Adviser.
International Equity Strategy. Under normal circumstances, the Fund, through the Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities, including income producing and non-income producing stocks, of non-U.S. companies in developed markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Underlying Funds may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Underlying Funds also may use derivatives, such as futures contracts and options on futures contracts for non-U.S. equity securities and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Certain Underlying Funds may lend their portfolio securities to generate additional income.
Certain Underlying Funds use a market capitalization weighted approach to purchase securities of large non-U.S. companies in countries with developed markets that the portfolio managers of the Underlying Fund (“UF Managers”) determine to be value stocks. In general, the higher the relative market capitalization of a large company within an eligible country, the greater its representation in such Underlying Funds. The UF Managers of certain Underlying Funds may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and profitability, as well as other factors that such UF Managers determine to be appropriate, given market conditions. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing profitability, certain UF Managers may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
Certain Underlying Funds purchase a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the international universe. For purposes of such Underlying Funds, the UF Managers define the international universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by management of such Underlying Funds. Certain Underlying Funds’ increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of such Underlying Fund’s assets to the largest growth companies relative to their weight in the international universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying Fund allocation is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed
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volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of
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a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.23% of the Fund's average net assets).
LFI Portfolio Managers	Maria Ma and Alex Zeng are responsible for the day-to-day management of the Fund's assets and over- sight of the Fund's overlay manager.

Maria Ma, CFA, is Vice President, Managing Director and Fixed Income & International Equity Portfolio
Manager within LFI. Ms. Ma joined LFI in 2015 and is a member of LFI’s Investment Committee, Deriva-
tives Committee, and Asset Allocation Committee, among others. In addition, Ms. Ma serves on the invest-
ment sub-committee for Lincoln’s Defined Benefit Plan. Prior to joining LFI, Ms. Ma spent nine years with
SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager port-
folio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from
NanKai University in China and an M.S. in finance from Boston College. Ms. Ma also is a Chartered Finan-
cial Analyst® (CFA) Charterholder.

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Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
13

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
14

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
15

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.430	$ 9.317	$ 10.120	$ 8.888	$ 10.820
Income (loss) from investment operations:
Net investment income[2]	0.290	0.295	0.160	0.271	0.222
Net realized and unrealized gain (loss)	(1.456)	1.137	(0.810)	1.224	(1.962)
Total from investment operations	(1.166)	1.432	(0.650)	1.495	(1.740)
Less dividends and distributions from:
Net investment income	(0.304)	(0.319)	(0.153)	(0.263)	(0.192)
Total dividends and distributions	(0.304)	(0.319)	(0.153)	(0.263)	(0.192)
Net asset value, end of period	$ 8.960	$ 10.430	$ 9.317	$ 10.120	$ 8.888
Total return[3]	(11.15%)	15.37%	(6.42%)	16.81%	(16.08%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,137	$23,352	$21,735	$20,047	$17,850
Ratio of expenses to average net assets[4]	0.30%	0.26%	0.28%	0.28%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.32%	0.31%	0.32%	0.32%	0.31%
Ratio of net investment income to average net assets	3.10%	2.84%	1.95%	2.81%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	3.08%	2.79%	1.91%	2.77%	2.09%
Portfolio turnover	13%	9%	20%	5%	2%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
16

	LVIP Dimensional International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.420	$ 9.309	$ 10.115	$ 8.886	$ 10.817
Income (loss) from investment operations:
Net investment income[2]	0.266	0.268	0.139	0.247	0.195
Net realized and unrealized gain (loss)	(1.454)	1.135	(0.813)	1.221	(1.956)
Total from investment operations	(1.188)	1.403	(0.674)	1.468	(1.761)
Less dividends and distributions from:
Net investment income	(0.280)	(0.292)	(0.132)	(0.239)	(0.170)
Total dividends and distributions	(0.280)	(0.292)	(0.132)	(0.239)	(0.170)
Net asset value, end of period	$ 8.952	$ 10.420	$ 9.309	$ 10.115	$ 8.886
Total return[3]	(11.38%)	15.08%	(6.66%)	16.52%	(16.28%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$528,359	$641,983	$607,117	$572,077	$454,778
Ratio of expenses to average net assets[4]	0.55%	0.51%	0.53%	0.53%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.56%	0.57%	0.57%	0.56%
Ratio of net investment income to average net assets	2.85%	2.59%	1.70%	2.56%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.83%	2.54%	1.66%	2.52%	1.84%
Portfolio turnover	13%	9%	20%	5%	2%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
17

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
18

Lincoln Variable Insurance Products Trust
LVIP Dimensional U.S. Core Equity 1 Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Dimensional U.S. Core Equity 1 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.34%	0.34%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.40%	0.75%
Less Fee Waiver[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.39%	0.74%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.01% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$40	$127	$223	$504
Service Class	$76	$239	$416	$929
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
LVIP Dimensional U.S. Core Equity 1 Fund1

Principal Investment Strategies
Dimensional Fund Advisors LP (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Fund is designed to purchase a broad and diverse group of securities of U.S. companies. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies, as compared to their representation in the U.S. Universe. The Sub-Adviser generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Fund’s increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Fund’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value.
In assessing relative price, the Sub-Adviser may consider additional factors such as price to cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.
The Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. high relative price companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. Universe. The percentage by which the Fund’s allocation to securities of the largest U.S. high relative price companies is reduced will change due to market movements. The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and investment characteristics. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The Fund also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
2LVIP Dimensional U.S. Core Equity 1 Fund

•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Fund at times to underperform equity funds that use other investment strategies.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	21.57%
Lowest Quarterly Return	Q1 2020	(24.04%)
LVIP Dimensional U.S. Core Equity 1 Fund3

Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Dimensional U.S. Core Equity 1 Fund – Standard Class	-15.25%	8.70%	11.99%
LVIP Dimensional U.S. Core Equity 1 Fund – Service Class	-15.54%	8.33%	11.60%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-19.21%	8.79%	12.13%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Dimensional Fund Advisors LP (“Dimensional”)
Portfolio Managers

Dimensional Portfolio Managers	Company Title	Experience with Fund
Jed S. Fogdall	Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager	Since May 2015
Mary T. Phillips	Deputy Head of Portfolio Management, North America, Member of the Investment Committee, Vice President and Senior Portfolio Manager	Since May 2022
John A. Hertzer	Vice President and Senior Portfolio Manager	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Dimensional U.S. Core Equity 1 Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
Dimensional Fund Advisors LP (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Fund is designed to purchase a broad and diverse group of securities of U.S. companies. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Sub-Adviser generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Fund’s increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Fund’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value.
In assessing relative price, the Sub-Adviser may consider additional factors such as price to cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.
The Sub-Adviser may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high investment as measured by the company’s recent asset growth. The Fund will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Sub-Adviser uses for assessing investment characteristics are subject to change from time to time. The Sub-Adviser may decrease the amount that the Fund invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.
The Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. high relative price companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. Universe. The percentage by which the Fund’s allocation to securities of the largest U.S. high relative price companies is reduced will change due to market movements. The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and investment characteristics. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The Fund also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund.
The Fund may invest in exchange-traded funds (“ETFs”) for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities of U.S. companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Fund at times to underperform equity funds that use other investment strategies.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices
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can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
7

Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.33% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	Dimensional Fund Advisors LP (“Dimensional”), 6300 Bee Cave Road, Building One, Austin, TX 78746. As of December 31, 2022, Dimensional had $584 billion in assets under management.
Dimensional Portfolio Managers	Jed Fogdall, Mary T. Phillips and John A. Hertzer are responsible for the day-to-day management of the Fund's assets.

Jed S. Fogdall is Global Head of Portfolio Management, Chairman of Dimensional’s Investment Commit-
tee, Vice President and Senior Portfolio Manager. Mr. Fogdall joined Dimensional as a Portfolio Manager in
2004 and has been responsible for international portfolios since 2010 and domestic portfolios since 2012.
Mr. Fogdall has an M.B.A. from the University of California, Los Angeles and a B.S. from Purdue Univer-
sity.

Mary T. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment
Committee, Vice President and a Senior Portfolio Manager of the Sub-Adviser. Ms. Phillips joined Dimen-
sional in 2012 and has been a Portfolio Manager since 2014. Ms. Phillips has an M.B.A from the University of Chicago Booth School of Business and a B.A. from the University of Puget Sound.

John A. Hertzer is Vice President and a Senior Portfolio Manager at Dimensional. Mr. Hertzer joined
Dimensional in 2013 and has been a Portfolio Manager since 2016. Mr. Hertzer has an M.B.A from the
University of California, Los Angeles and a B.A. from Dartmouth College.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
8

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
9

discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
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intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 46.337	$ 38.201	$ 34.698	$ 28.534	$ 32.022
Income (loss) from investment operations:
Net investment income[1]	0.518	0.447	0.454	0.468	0.457
Net realized and unrealized gain (loss)	(7.682)	9.971	4.986	8.000	(2.676)
Total from investment operations	(7.164)	10.418	5.440	8.468	(2.219)
Less dividends and distributions from:
Net investment income	(0.539)	(0.512)	(0.520)	(0.609)	(0.486)
Net realized gain	(1.987)	(1.770)	(1.417)	(1.695)	(0.783)
Total dividends and distributions	(2.526)	(2.282)	(1.937)	(2.304)	(1.269)
Net asset value, end of period	$ 36.647	$ 46.337	$ 38.201	$ 34.698	$ 28.534
Total return[2]	(15.25%)	27.55%	16.40%	30.11%	(7.29%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,087,032	$1,409,944	$1,235,576	$1,191,025	$1,024,194
Ratio of expenses to average net assets	0.39%	0.38%	0.41%	0.41%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.40%	0.39%	0.41%	0.41%	0.42%
Ratio of net investment income to average net assets	1.29%	1.03%	1.37%	1.43%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.28%	1.02%	1.37%	1.43%	1.39%
Portfolio turnover	4%	3%	6%	5%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 45.979	$ 37.935	$ 34.486	$ 28.389	$ 31.861
Income (loss) from investment operations:
Net investment income[1]	0.373	0.292	0.335	0.352	0.339
Net realized and unrealized gain (loss)	(7.615)	9.885	4.934	7.945	(2.644)
Total from investment operations	(7.242)	10.177	5.269	8.297	(2.305)
Less dividends and distributions from:
Net investment income	(0.404)	(0.363)	(0.403)	(0.505)	(0.384)
Net realized gain	(1.987)	(1.770)	(1.417)	(1.695)	(0.783)
Total dividends and distributions	(2.391)	(2.133)	(1.820)	(2.200)	(1.167)
Net asset value, end of period	$ 36.346	$ 45.979	$ 37.935	$ 34.486	$ 28.389
Total return[2]	(15.54%)	27.10%	16.00%	29.65%	(7.60%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$273,580	$328,843	$262,481	$231,315	$155,082
Ratio of expenses to average net assets	0.74%	0.73%	0.76%	0.76%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.74%	0.76%	0.76%	0.77%
Ratio of net investment income to average net assets	0.94%	0.68%	1.02%	1.08%	1.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	0.67%	1.02%	1.08%	1.04%
Portfolio turnover	4%	3%	6%	5%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

13

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP Dimensional U.S. Core Equity 2 Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Dimensional U.S. Core Equity 2 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee[1]	0.42%	0.42%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.49%	0.74%
1
The Management Fee was restated to reflect the current fee structure of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$50	$157	$274	$616
Service Class	$76	$237	$411	$918
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
Dimensional Fund Advisors LP (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
LVIP Dimensional U.S. Core Equity 2 Fund1

To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Fund is designed to purchase a broad and diverse group of securities of U.S. companies. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Sub-Adviser generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Fund’s increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Fund’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value.
In assessing relative price, the Sub-Adviser may consider additional factors such as price to cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.
The Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. high relative price companies will generally be reduced from between 5% and 35% of their percentage weight in the U.S. Universe. The percentage by which the Fund’s allocation to securities of the largest U.S. high relative price companies is reduced will change due to market movements. The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and investment characteristics. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The Fund also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
2LVIP Dimensional U.S. Core Equity 2 Fund

•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Fund at times to underperform equity funds that use other investment strategies.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	22.15%
Lowest Quarterly Return	Q1 2020	(25.59%)
LVIP Dimensional U.S. Core Equity 2 Fund3

Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP Dimensional U.S. Core Equity 2 Fund – Standard Class	-13.91%	8.11%	8.98%	5/1/15
LVIP Dimensional U.S. Core Equity 2 Fund – Service Class	-14.12%	7.84%	8.71%	5/1/15
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-19.21%	8.79%	9.77%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Dimensional Fund Advisors LP (“Dimensional”)
Portfolio Managers

Dimensional Portfolio Managers	Company Title	Experience with Fund
Jed S. Fogdall	Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager	Since May 2015
Mary T. Phillips	Deputy Head of Portfolio Management, North America, Member of the Investment Committee, Vice President and Senior Portfolio Manager	Since May 2022
John A. Hertzer	Vice President and Senior Portfolio Manager	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Dimensional U.S. Core Equity 2 Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
Dimensional Fund Advisors LP (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Fund is designed to purchase a broad and diverse group of securities of U.S. companies. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Sub-Adviser generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Fund’s increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Fund’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value.
In assessing relative price, the Sub-Adviser may consider additional factors such as price to cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.
The Sub-Adviser may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high investment as measured by the company’s recent asset growth. The Fund will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Sub-Adviser uses for assessing investment characteristics are subject to change from time to time. The Sub-Adviser may decrease the amount that the Fund invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.
The Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. high relative price companies will generally be reduced from between 5% and 35% of their percentage weight in the U.S. Universe. The percentage by which the Fund’s allocation to securities of the largest U.S. high relative price companies is reduced will change due to market movements. The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and investment characteristics. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The Fund also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund.
The Fund may invest in exchange-traded funds (“ETFs”) for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities of U.S. companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
5

Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Fund at times to underperform equity funds that use other investment strategies.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices
6

can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
7

Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.42% of the Fund's average net assets).
Sub-Adviser	Dimensional Fund Advisors LP (“Dimensional”), 6300 Bee Cave Road, Building One, Austin, TX 78746. As of December 31, 2022, Dimensional had $584 billion in assets under management.
Dimensional Portfolio Managers	Jed Fogdall, Mary T. Phillips and John A. Hertzer are responsible for the day-to-day management of the Fund's assets.

Jed S. Fogdall is Global Head of Portfolio Management, Chairman of Dimensional’s Investment Commit-
tee, Vice President and Senior Portfolio Manager. Mr. Fogdall joined Dimensional as a Portfolio Manager in
2004 and has been responsible for international portfolios since 2010 and domestic portfolios since 2012.
Mr. Fogdall has an M.B.A. from the University of California, Los Angeles and a B.S. from Purdue Univer-
sity.

Mary T. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment
Committee, Vice President and a Senior Portfolio Manager of the Sub-Adviser. Ms. Phillips joined Dimen-
sional in 2012 and has been a Portfolio Manager since 2014. Ms. Phillips has an M.B.A from the University of Chicago Booth School of Business and a B.A. from the University of Puget Sound.

John A. Hertzer is Vice President and a Senior Portfolio Manager at Dimensional. Mr. Hertzer joined
Dimensional in 2013 and has been a Portfolio Manager since 2016. Mr. Hertzer has an M.B.A from the
University of California, Los Angeles and a B.A. from Dartmouth College.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
8

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
9

discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
10

intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 20.506	$ 16.368	$ 14.366	$ 11.284	$ 12.636
Income (loss) from investment operations:
Net investment income[1]	0.215	0.183	0.176	0.176	0.158
Net realized and unrealized gain (loss)	(3.106)	4.348	2.022	3.073	(1.368)
Total from investment operations	(2.891)	4.531	2.198	3.249	(1.210)
Less dividends and distributions from:
Net investment income	(0.223)	(0.215)	(0.196)	(0.167)	(0.142)
Net realized gain	(0.837)	(0.178)	—	—	—
Total dividends and distributions	(1.060)	(0.393)	(0.196)	(0.167)	(0.142)
Net asset value, end of period	$ 16.555	$ 20.506	$ 16.368	$ 14.366	$ 11.284
Total return[2]	(13.91%)	27.77%	15.34%	28.82%	(9.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$616,725	$779,683	$701,744	$648,786	$509,361
Ratio of expenses to average net assets	0.49%	0.48%	0.49%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.60%	0.78%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets	1.20%	0.97%	1.29%	1.34%	1.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.09%	0.67%	0.99%	1.05%	0.94%
Portfolio turnover	8%	6%	12%	9%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 20.476	$ 16.349	$ 14.355	$ 11.280	$ 12.634
Income (loss) from investment operations:
Net investment income[1]	0.169	0.136	0.142	0.143	0.126
Net realized and unrealized gain (loss)	(3.101)	4.338	2.013	3.070	(1.365)
Total from investment operations	(2.932)	4.474	2.155	3.213	(1.239)
Less dividends and distributions from:
Net investment income	(0.181)	(0.169)	(0.161)	(0.138)	(0.115)
Net realized gain	(0.837)	(0.178)	—	—	—
Total dividends and distributions	(1.018)	(0.347)	(0.161)	(0.138)	(0.115)
Net asset value, end of period	$ 16.526	$ 20.476	$ 16.349	$ 14.355	$ 11.280
Total return[2]	(14.12%)	27.46%	15.05%	28.51%	(9.86%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$154,490	$168,051	$126,730	$102,250	$56,993
Ratio of expenses to average net assets	0.74%	0.73%	0.74%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.85%	1.03%	1.04%	1.04%	1.04%
Ratio of net investment income to average net assets	0.95%	0.72%	1.04%	1.09%	0.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.84%	0.42%	0.74%	0.80%	0.69%
Portfolio turnover	8%	6%	12%	9%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

13

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP Dimensional U.S. Equity Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Dimensional U.S. Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Dimensional U.S. Equity Managed Volatility (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.31%	0.31%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.62%	0.87%
Less Fee Waiver[2]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.61%	0.86%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$62	$198	$345	$773
Service Class	$88	$277	$481	$1,072
LVIP Dimensional U.S. Equity Managed Volatility Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”). The Underlying Funds include funds advised by Lincoln Financial Investments Corporation (the “Adviser”), the investment adviser to the Fund. Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main portfolio.
The Fund allocates to certain Underlying Funds, including, but not limited to, LVIP Dimensional U.S. Core 2 Equity Fund (in an amount that is approximately 60% of the portion of the Fund’s assets not subject to the overlay) and Dimensional U.S. Large Company Portfolio (in an amount that is approximately 40% of the portion of the Fund’s assets not subject to the overlay). Allocations to the Underlying Funds are subject to change at the discretion of the Adviser.
U.S. Equity Strategy. The Fund, under normal circumstances, through the Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities that are tied economically to the U.S. The Underlying Funds also may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities, including income producing and non-income producing stocks, and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Certain Underlying Funds may lend their portfolio securities to generate additional income.
Certain Underlying Funds purchase a broad and diverse group of securities of U.S. companies with a greater emphasis on small-capitalization and value companies as compared to their representation in the U.S. universe. The U.S. universe is generally defined as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange, NYSE MKT LLC, or Nasdaq Global Market® or such other securities exchanges deemed appropriate by an Underlying Fund’s investment adviser.
Certain Underlying Funds generally invest in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. Under normal circumstances, substantially all of certain Underlying Funds’ net assets will be invested in the stocks that comprise the S&P 500® Index.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
2LVIP Dimensional U.S. Equity Managed Volatility Fund

Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
LVIP Dimensional U.S. Equity Managed Volatility Fund3

•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	15.52%
Lowest Quarterly Return	Q1 2020	(13.47%)
The Fund’s performance prior to April 30, 2013 does not reflect the impact of the managed volatility strategy, which was implemented on that date and is currently used by the Fund.
4LVIP Dimensional U.S. Equity Managed Volatility Fund

Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Dimensional U.S. Equity Managed Volatility Fund – Standard Class	-14.69%	6.73%	8.65%
LVIP Dimensional U.S. Equity Managed Volatility Fund – Service Class	-14.90%	6.46%	8.38%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-19.21%	8.79%	12.13%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Dimensional U.S. Equity Managed Volatility Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”). The Underlying Funds include funds advised by Lincoln Financial Investments Corporation (the “Adviser”), the investment adviser to the Fund. Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main portfolio.
The Fund allocates to certain Underlying Funds, including, but not limited to, LVIP Dimensional U.S. Core 2 Equity Fund (in an amount that is approximately 60% of the portion of the Fund’s assets not subject to the overlay) and Dimensional U.S. Large Company Portfolio (in an amount that is approximately 40% of the portion of the Fund’s assets not subject to the overlay). Allocations to the Underlying Funds are subject to change at the discretion of the Adviser.
U.S. Equity Strategy. The Fund, under normal circumstances, through the Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities that are tied economically to the U.S. The Underlying Funds also may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities, including income producing and non-income producing stocks, and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Certain Underlying Funds may lend their portfolio securities to generate additional income.
Certain Underlying Funds purchase a broad and diverse group of securities of U.S. companies with a greater emphasis on small-capitalization and value companies as compared to their representation in the U.S. universe. The U.S. universe is generally defined as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange, NYSE MKT LLC, or Nasdaq Global Market® or such other securities exchanges deemed appropriate by an Underlying Fund’s investment adviser.
Certain Underlying Funds generally invest in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. Under normal circumstances, substantially all of certain Underlying Funds’ net assets will be invested in the stocks that comprise the S&P 500® Index. Certain Underlying Funds also may lend their portfolio securities to generate additional income. Ordinarily, portfolio companies will not be sold by certain Underlying Funds except to reflect additions or deletions of the companies that comprise the S&P 500® Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of an Underlying Fund’s shares. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, certain Underlying Funds may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index. In seeking to approximate the total investment return of the S&P 500® Index, certain Underlying Funds’ management may also adjust the representation of securities in the Underlying Fund after considering such securities’ characteristics and other factors an Underlying Fund’s management determines to be appropriate.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying Fund allocation is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
6

Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities that are tied economically to the U.S., only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the
7

Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and
9

data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.24% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
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discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
13

intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 23.790	$ 18.815	$ 16.485	$ 13.943	$ 15.292
Income (loss) from investment operations:
Net investment income[2]	0.204	0.167	0.185	0.189	0.173
Net realized and unrealized gain (loss)	(3.716)	5.043	2.334	2.540	(1.365)
Total from investment operations	(3.512)	5.210	2.519	2.729	(1.192)
Less dividends and distributions from:
Net investment income	(0.221)	(0.235)	(0.189)	(0.187)	(0.157)
Net realized gain	(0.734)	—	—	—	—
Total dividends and distributions	(0.955)	(0.235)	(0.189)	(0.187)	(0.157)
Net asset value, end of period	$ 19.323	$ 23.790	$ 18.815	$ 16.485	$ 13.943
Total return[3]	(14.69%)	27.69%	15.30%	19.58%	(7.79%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,270	$36,695	$29,853	$27,715	$22,548
Ratio of expenses to average net assets[4]	0.30%	0.29%	0.31%	0.31%	0.31%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.30%	0.31%	0.31%	0.31%
Ratio of net investment income to average net assets	0.99%	0.78%	1.14%	1.24%	1.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.98%	0.77%	1.14%	1.24%	1.11%
Portfolio turnover	10%	7%	12%	10%	7%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 23.760	$ 18.792	$ 16.469	$ 13.933	$ 15.280
Income (loss) from investment operations:
Net investment income[2]	0.151	0.112	0.144	0.151	0.134
Net realized and unrealized gain (loss)	(3.709)	5.033	2.325	2.535	(1.360)
Total from investment operations	(3.558)	5.145	2.469	2.686	(1.226)
Less dividends and distributions from:
Net investment income	(0.168)	(0.177)	(0.146)	(0.150)	(0.121)
Net realized gain	(0.734)	—	—	—	—
Total dividends and distributions	(0.902)	(0.177)	(0.146)	(0.150)	(0.121)
Net asset value, end of period	$ 19.300	$ 23.760	$ 18.792	$ 16.469	$ 13.933
Total return[3]	(14.90%)	27.38%	15.01%	19.28%	(8.02%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$862,391	$1,094,120	$1,002,667	$957,599	$773,513
Ratio of expenses to average net assets[4]	0.55%	0.54%	0.56%	0.56%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.55%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	0.74%	0.53%	0.89%	0.99%	0.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.73%	0.52%	0.89%	0.99%	0.86%
Portfolio turnover	10%	7%	12%	10%	7%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund* (the “Fund”) is to seek capital appreciation.
* Fidelity Institutional AM is a registered mark of FMR LLC. Used with permission.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.54%	0.54%
Total Annual Fund Operating Expenses (including AFFE)[1]	1.31%	1.66%
Less Fee Waiver and Expense Reimbursement[2]	(0.67%)	(0.67%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.64%	0.99%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.625% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.095% of the Fund’s average daily net assets for the Standard Class (and 0.445% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$65	$349	$654	$1,520
Service Class	$101	$458	$839	$1,909
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”). Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main portfolio.
The Fund allocates to certain Underlying Funds including, but not limited to, Fidelity® VIP Contrafund® Portfolio (in an amount that is approximately 70% of the portion of the Fund’s assets not subject to the overlay) and Fidelity® VIP Equity-Income Portfolio (in an amount that is approximately 30% of the portion of the Fund’s assets not subject to the overlay). Allocations to the Underlying Funds are subject to change at the discretion of the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
Select Core Equity Strategy. The Fund, under normal circumstances, through the Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities. The Underlying Funds may invest in securities of foreign issuers, in addition to securities of domestic issuers. The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the Underlying Funds.
Certain Underlying Funds invest in securities of companies whose value, in the opinion of such underlying fund’s management, is not fully recognized by the public. The types of companies in which certain Underlying Funds may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.
Certain Underlying Funds invest primarily in income-producing equity securities. An emphasis on above-average income-producing equity securities tends to lead to investments in large cap “value” stocks. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. Certain Underlying Funds also may invest in other types of equity securities and debt securities, including lower-quality debt securities.
Certain underlying fund’s management use fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.
The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded
2LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund

equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund3

•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
4LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund

Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	10.24%
Lowest Quarterly Return	Q2 2022	(13.85%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund – Standard Class	-18.92%	6.95%	7.85%	5/1/13
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund – Service Class	-19.20%	6.58%	7.47%	5/1/13
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	11.63%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund5

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”). Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main portfolio.
The Fund allocates to certain Underlying Funds including, but not limited to, Fidelity® VIP Contrafund® Portfolio (in an amount that is approximately 70% of the portion of the Fund’s assets not subject to the overlay) and Fidelity® VIP Equity-Income Portfolio (in an amount that is approximately 30% of the portion of the Fund’s assets not subject to the overlay). Allocations to the Underlying Funds are subject to change at the discretion of the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
Select Core Equity Strategy. The Fund, under normal circumstances, through the Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities. The Underlying Funds may invest in securities of foreign issuers, in addition to securities of domestic issuers. The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the Underlying Funds.
Certain Underlying Funds invest in securities of companies whose value, in the opinion of such Underlying Fund’s management, is not fully recognized by the public. The types of companies in which certain Underlying Funds may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.
Certain Underlying Funds invest primarily in income-producing equity securities. An emphasis on above-average income-producing equity securities tends to lead to investments in large cap “value” stocks. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. Certain Underlying Funds also may invest in other types of equity securities and debt securities, including lower-quality debt securities.
Certain Underlying Fund’s management use fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying Fund allocation is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the
7

managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the
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imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
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The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.08% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
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The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.674	$ 15.290	$ 13.110	$ 12.098	$ 13.486
Income (loss) from investment operations:
Net investment income[2]	0.129	0.085	0.088	0.113	0.145
Net realized and unrealized gain (loss)	(3.708)	4.030	2.527	2.220	(0.878)
Total from investment operations	(3.579)	4.115	2.615	2.333	(0.733)
Less dividends and distributions from:
Net investment income	(0.139)	(0.243)	(0.089)	(0.157)	(0.175)
Net realized gain	(2.364)	(0.488)	(0.346)	(1.164)	(0.480)
Total dividends and distributions	(2.503)	(0.731)	(0.435)	(1.321)	(0.655)
Net asset value, end of period	$ 12.592	$ 18.674	$ 15.290	$ 13.110	$ 12.098
Total return[3]	(18.92%)	26.98%	20.26%	20.04%	(5.85%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$74	$153	$132	$124	$109
Ratio of expenses to average net assets[4]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.77%	0.77%	0.77%	0.77%	0.76%
Ratio of net investment income (loss) to average net assets	0.83%	0.49%	0.64%	0.87%	1.07%
Ratio of net investment income (loss) to average net assets prior to expenses waived/ reimbursed	0.16%	(0.18%)	(0.03%)	0.20%	0.41%
Portfolio turnover	15%	20%	16%	15%	43%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.648	$ 15.270	$ 13.100	$ 12.095	$ 13.479
Income (loss) from investment operations:
Net investment income[2]	0.073	0.024	0.040	0.067	0.097
Net realized and unrealized gain (loss)	(3.698)	4.021	2.519	2.215	(0.874)
Total from investment operations	(3.625)	4.045	2.559	2.282	(0.777)
Less dividends and distributions from:
Net investment income	(0.090)	(0.179)	(0.043)	(0.113)	(0.127)
Net realized gain	(2.364)	(0.488)	(0.346)	(1.164)	(0.480)
Total dividends and distributions	(2.454)	(0.667)	(0.389)	(1.277)	(0.607)
Net asset value, end of period	$ 12.569	$ 18.648	$ 15.270	$ 13.100	$ 12.095
Total return[3]	(19.20%)	26.54%	19.84%	19.62%	(6.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$447,926	$596,931	$530,011	$451,758	$404,985
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	1.12%	1.12%	1.12%	1.12%	1.11%
Ratio of net investment income (loss) to average net assets	0.48%	0.14%	0.29%	0.52%	0.72%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.19%)	(0.53%)	(0.38%)	(0.15%)	0.06%
Portfolio turnover	15%	20%	16%	15%	43%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP Franklin Templeton Global Equity Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Franklin Templeton Global Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”) is to seek to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.64%	0.64%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.73%	0.98%
Less Fee Waiver[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.72%	0.97%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.01% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$74	$232	$405	$906
Service Class	$99	$311	$541	$1,200
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
LVIP Franklin Templeton Global Equity Managed Volatility Fund1

Principal Investment Strategies
The Fund pursues its objective through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion supplements the Fund’s main investment portfolio.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. Templeton Investment Counsel, LLC (“Templeton”), Franklin Advisers, Inc. (“FAV”), and Franklin Mutual Advisers, LLC (“FMA”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to Templeton; approximately 40% of the portion of the Fund’s assets not subject to the overlay to FAV; and approximately 10% of the portion of the Fund’s assets not subject to the overlay to FMA. Such allocations are subject to change at the discretion of the Adviser.
The Fund, under normal circumstances, invests at least 80% of its assets in equity securities issued by companies of any nation, including countries in emerging markets. Investments are primarily made in common stocks and may include those of companies of any size. The Fund’s investments will generally be selected from among many different industries. As a general matter, the Fund will invest in a minimum of five different foreign countries.
Templeton emphasizes a “value” approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. Templeton employs a “bottom-up” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of the company. Templeton also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.
FAV uses fundamental, “bottom-up” research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, FAV looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. FAV focuses on long-term capital appreciation and preservation of capital. The DynaTech strategy, under normal market conditions, seeks investments primarily in equity securities of companies that FAV believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy. The Fund may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the United States. The Rising Dividends strategy, under normal market conditions, invests primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases. The Rising Dividends strategy portion of the Fund may invest in companies of any size, across the entire market spectrum and may invest up to 25% of the strategy’s total assets in foreign securities.
FMA employs a research-driven, fundamental value strategy for the Fund. FMA invests primarily in undervalued securities (securities trading at a discount to fundamental value), including convertible securities. Investments are generally selected based on FMA’s own analysis of the security’s fundamental value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. FMA examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
2LVIP Franklin Templeton Global Equity Managed Volatility Fund

Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate
LVIP Franklin Templeton Global Equity Managed Volatility Fund3

or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
4LVIP Franklin Templeton Global Equity Managed Volatility Fund

Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	14.86%
Lowest Quarterly Return	Q1 2020	(13.05%)
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy, which was implemented on that date and is currently used by the Fund.
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Franklin Templeton Global Equity Managed Volatility Fund – Standard Class	-12.06%	3.56%	4.82%
LVIP Franklin Templeton Global Equity Managed Volatility Fund – Service Class	-12.28%	3.30%	4.56%
MSCI World Index (net dividends) (reflects no deduction for fees, expenses or taxes)	-18.14%	6.14%	8.85%
Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Templeton Investment Counsel, LLC (“Templeton”)
Investment Sub-Adviser: Franklin Advisers, Inc. (“FAV”)
Investment Sub-Adviser: Franklin Mutual Advisers, LLC (“FMA”)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

Templeton Portfolio Managers	Company Title	Experience with Fund
Peter Nori, CFA	Executive Vice President, Portfolio Manager, Research Analyst	Since July 2003
Matthew Nagle, CFA, CPA	Executive Vice President, Portfolio Manager, Research Analyst	Since January 2018
Heather Waddell, CFA	Executive Vice President, Portfolio Manager, Research Analyst	Since January 2011

LVIP Franklin Templeton Global Equity Managed Volatility Fund5

FAV Portfolio Managers	Company Title	Experience with Fund
Nicholas Getaz, CFA	Senior Vice President, Portfolio Manager, Research Analyst	Since February 2016
Matthew Quinlan	Senior Vice President, Portfolio Manager	Since May 2019
Rupert Johnson, Jr.	Vice Chairman, FRI	Since February 2016
Matthew Moberg	Senior Vice President, Portfolio Manager, Research Analyst	Since February 2016
Amritha Kasturirangan, CFA	Vice President, Portfolio Manager, Research Analyst	Since October 2019
Nayan Sheth, CFA	Vice President, Portfolio Manager, Research Analyst	Since October 2019

FMA Portfolio Managers	Company Title	Experience with Fund
Christian Correa, CFA	President and Chief Investment Officer, Mutual Series	Since January 2018
Timothy Rankin, CFA	Portfolio Manager, Research Analyst	Since February 2016
Katrina S. Dudley, CFA	Portfolio Manager, Research Analyst	Since May 2021

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP Franklin Templeton Global Equity Managed Volatility Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion supplements the Fund’s main investment portfolio.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. Templeton Investment Counsel, LLC (“Templeton”), Franklin Advisers, Inc. (“FAV”), and Franklin Mutual Advisers, LLC (“FMA”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to Templeton; approximately 40% of the portion of the Fund’s assets not subject to the overlay to FAV; and approximately 10% of the portion of the Fund’s assets not subject to the overlay to FMA. Such allocations are subject to change at the discretion of the Adviser.
The Fund, under normal circumstances, invests at least 80% of its assets in equity securities issued by companies of any nation, including countries in emerging markets. Investments are primarily made in common stocks and may include those of mid-cap companies. The Fund’s investments will generally be selected from among many different industries. As a general matter, the Fund will invest in a minimum of five different foreign countries.
Templeton emphasizes a “value” approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. Templeton employs a “bottom-up” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of the company. Templeton also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value. A stock may be sold because there is substantially greater value in another stock, the stock approaches the “fair value” target price, or due to a deterioration in the fundamentals upon which the stock was purchased.
In addition, Templeton may, from time to time, engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge (protect) against currency risks. Templeton also may, from time to time, engage in equity-related derivatives, such as buying and selling (writing) put and call options on individual securities (including ETFs) and indicies, to seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Fund.
FAV uses fundamental, “bottom-up” research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, FAV looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. FAV focuses on long-term capital appreciation and preservation of capital. The DynaTech strategy, under normal market conditions, seeks investments primarily in equity securities of companies that FAV believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy. The Fund may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the United States. Although FAV searches for investments across a large number of sectors, it expects to have significant positions in particular sectors including, for example, technology and health care. The Rising Dividends strategy, under normal market conditions, invests primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases. The Rising Dividends strategy portion of the Fund may invest in companies of any size, across the entire market spectrum and may invest up to 25% of the strategy’s total assets in foreign securities.
FMA employs a research-driven, fundamental value strategy for the Fund. FMA invests primarily in undervalued securities (securities trading at a discount to fundamental value), including convertible securities. Investments are generally selected based on FMA’s own analysis of the security’s fundamental value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. FMA examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type. FAV, Templeton and FMA assess the potential impacts of material environmental, social and governance (ESG) factors on a company; consideration of ESG factors and risks is only one component of their assessment of eligible investments and may not be a determinative factor in their final decision on whether to invest in a security. The weight given to ESG factors may vary across types of investments, industries, regions and issuers; ESG factors and weights considered may change over time. FAV, Templeton and FMA do not assess every investment for ESG factors and, when they do, not every ESG factor may be identified or evaluated.
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Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of
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a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
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Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. The relevance and weightings of specific ESG factors can vary across individual portfolio holdings, asset classes, sectors and strategies. No one factor or consideration is determinative. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in
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better performance. Moreover, ESG information is in many instances qualitative and therefore subjective. There are significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers. The approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory changes.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Advisers: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.63% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.
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Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
Templeton Investment Counsel, LLC (“Templeton”), 500 East Broward Boulevard, Suite 2100, Fort Lauder-
dale, Florida 33394, is a registered investment adviser and a Delaware Limited Liability Company.
Templeton is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin”), a Delaware cor-
poration. Net assets under the management of the Franklin organization was over $1.39 trillion as of
December 31, 2022.

Templeton Portfolio Managers	Peter Nori (lead portfolio manager), Matthew Nagle, and Heather Waddell are responsible for the day-to- day management of the portion of the Fund's assets allocated to Templeton.

Peter A. Nori, CFA, is an Executive Vice President, Portfolio Manager, and Research Analyst for
Templeton. He joined Franklin Templeton Investments in 1987, and has been a member of the global equity research team since 1994. Mr. Nori's large capitalization research responsibilities have included industries within the consumer discretionary, health care, metals and technology sectors. Mr. Nori holds a
B.S. in finance and an M.B.A., with an emphasis in finance, from the University of San Francisco. He is a
Chartered Financial Analyst® (CFA) Charterholder and a member of the CFA Institute.

Matthew Nagle, CFA, is a Portfolio Manager for TICL. He joined Templeton in 2003. Mr. Nagle provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He holds a B.B.A. in Accounting from Sienna College and an M.B.A. in Finance from New York University. Mr.
Nagle is a Chartered Financial Analyst® (CFA) Charterholder and a Certified Public Accountant (CPA).

Heather Waddell, CFA, is an Executive Vice President, Portfolio Manager, and Research Analyst. She
joined Templeton in 1996. Ms. Waddell's research responsibilities include small cap communication ser-
vices, small cap industrials, and Americas industrials. Ms. Waddell holds a B.A. in economics from the
University of California, Santa Cruz and an M.B.A. from the Columbia University Graduate School of Busi-
ness in New York. She is a Chartered Financial Analyst ® (CFA) Charterholder.

13

Sub-Adviser
Franklin Advisers, Inc. (“FAV”), One Franklin Parkway, San Mateo, CA 94403, is a sub-adviser to the Fund.
FAV is a wholly owned subsidiary of Franklin Resources, Inc. Together, the Franklin organization and its affiliates manage, as of December 31, 2022, over $1.39 trillion in assets, and have been in the investment management business since 1947.

FAV Portfolio Managers
Nicholas Getaz, Matthew Quinlan, Rupert Johnson, Jr., Matthew Moberg, Amritha Kasturirangan and
Nayan Sheth are responsible for the day-to-day management of the portion of the Fund’s assets allocated to FAV.

Nicholas P.B. Getaz, CFA, is a Senior Vice President, Portfolio Manager and Research Analyst at FAV. He
joined Franklin Templeton in 2011. Mr. Getaz graduated from the International M.B.A. program at the Uni-
versity of Memphis and holds a B.A. from Randolph-Macon College with majors in psychology, philosophy and English. He is a Chartered Financial Analyst® (CFA) charterholder.

Matthew Quinlan is a Senior Vice President and Portfolio Manager at FAV. Mr. Quinlan is the leader of the
Consumer Research Team, and he has research coverage responsibilities for the retail and consumer products sectors. He joined Franklin Templeton in 2005. Mr. Quinlan holds an M.B.A. from The Anderson
School at UCLA and a B.A. in history from UCLA.

Rupert H. Johnson, Jr. is the Vice Chairman and Director of Franklin Resources, Inc. Mr. Johnson joined Franklin in 1965. Mr. Johnson is a graduate of Washington and Lee University.

Matthew J. Moberg, CPA, is a Senior Vice President and Portfolio Manager and joined FAV in 1999. He specialized in research analysis of internet, media, software and gaming. Mr. Moberg earned his B.A. in history from Washington and Lee University and an M.B.A. with distinction from the University of Michi-
gan.

Amritha Kasturirangan, CFA, is a Vice President, Portfolio Manager and Research Analyst. Ms.
Kasturirangan joined Franklin in 2012. Ms. Kasturirangan has an M.B.A. from the Wharton Business
School of the University of Pennsylvania with a major in finance and a B.A. degree in natural sciences from
Trinity College, the University of Cambridge, U.K. She also is a Chartered Financial Analyst (CFA)
charterholder.

Nayan Sheth, CFA, is a Vice President, Portfolio Manager and Research Analyst. Mr. Sheth joined Franklin in 2014. Mr. Sheth holds a B.A in economics from Rutgers University and an M.B.A. from Columbia Uni-
versity School of Business. He also is a Chartered Financial Analyst (CFA) charterholder.

14

Sub-Adviser
Franklin Mutual Advisers, LLC (“FMA”), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is a sub-
adviser to the Fund. FMA is a wholly owned subsidiary of Franklin Resources, Inc. Together, the Franklin
organization and its affiliates manage, as of December 31, 2022, over $1.39 trillion in assets, and have been in the investment management business since 1947.

FMA Portfolio Managers	Christian Correa, Timothy M. Rankin and Katrina S. Dudley are responsible for the day-to-day management of the portion of the Fund’s assets allocated to FMA.

Christian Correa, CFA, is President and Chief Investment Officer for Franklin Mutual Series. Mr. Correa is
portfolio manager on the Franklin Mutual Shares, Franklin Mutual Global Discovery, and Franklin Mutual
Beacon strategies. He previously served as Director of Research for Franklin Mutual Series from 2010 to
2020. Mr. Correa earned a B.A. in philosophy, politics and economics from Claremont McKenna College, an M.A. in economics from Northwestern University and is a graduate of Harvard Law School. Mr. Correa is a Chartered Financial Analyst (CFA) charterholder.

Timothy M. Rankin, CFA, is a Portfolio Manager and Research Analyst Franklin Mutual Series. He is a
Portfolio Manager for the Franklin Mutual Global Discovery and Franklin Mutual European strategies and has global research responsibilities for the energy and chemicals industries. Mr. Rankin previously worked at Franklin Mutual Series from 1997 through 2004, and he rejoined the investment group in 2010. Mr.
Rankin earned a B.A. in urban studies and economics from Columbia University, is a Chartered Financial
Analyst (CFA) charterholder, and is a Fundamentals of Sustainability Accounting (FSA) Credential Holder.

Katrina S. Dudley, CFA, is a Portfolio Manager and Investment Strategist at Franklin Mutual Series. Ms.
Dudley has been a portfolio manager since 2007 and has been a member of the Mutual Series team since
2002. Ms. Dudley earned an M.B.A. from New York University's Stern School of Business, a law degree
(with first class honors) and a commerce degree from Bond University (Australia), and an Associate of
Science degree (Computer Science) from the University of the People. She is a Chartered Financial Analyst
(CFA) Charterholder and a Chartered Alternative Investment Analyst (CAIA).

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
15

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
16

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
17

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 45.868	$ 39.545	$ 35.448	$ 32.180	$ 35.974
Income (loss) from investment operations:
Net investment income[2]	0.501	0.385	0.431	0.598	0.491
Net realized and unrealized gain (loss)	(6.164)	6.464	4.052	3.511	(3.779)
Total from investment operations	(5.663)	6.849	4.483	4.109	(3.288)
Less dividends and distributions from:
Net investment income	(0.624)	(0.526)	(0.386)	(0.636)	(0.506)
Net realized gain	(1.874)	—	—	(0.199)	—
Return of capital	—	—	—	(0.006)	—
Total dividends and distributions	(2.498)	(0.526)	(0.386)	(0.841)	(0.506)
Net asset value, end of period	$ 37.707	$ 45.868	$ 39.545	$ 35.448	$ 32.180
Total return[3]	(12.06%)	17.32%	12.66%	12.80%	(9.14%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$78,905	$98,213	$90,558	$84,909	$78,653
Ratio of expenses to average net assets	0.72%	0.71%	0.73%	0.74%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.72%	0.74%	0.74%	0.73%
Ratio of net investment income to average net assets	1.24%	0.88%	1.25%	1.76%	1.37%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.23%	0.87%	1.24%	1.76%	1.37%
Portfolio turnover	29%	27%	45%	29%	30%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

18

	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 45.861	$ 39.540	$ 35.451	$ 32.187	$ 35.975
Income (loss) from investment operations:
Net investment income[2]	0.399	0.275	0.344	0.512	0.401
Net realized and unrealized gain (loss)	(6.159)	6.457	4.041	3.507	(3.770)
Total from investment operations	(5.760)	6.732	4.385	4.019	(3.369)
Less dividends and distributions from:
Net investment income	(0.522)	(0.411)	(0.296)	(0.551)	(0.419)
Net realized gain	(1.874)	—	—	(0.199)	—
Return of capital	—	—	—	(0.005)	—
Total dividends and distributions	(2.396)	(0.411)	(0.296)	(0.755)	(0.419)
Net asset value, end of period	$ 37.705	$ 45.861	$ 39.540	$ 35.451	$ 32.187
Total return[3]	(12.28%)	17.03%	12.38%	12.51%	(9.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$859,170	$1,071,692	$1,024,444	$987,922	$882,097
Ratio of expenses to average net assets	0.97%	0.96%	0.98%	0.99%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.98%	0.97%	0.99%	0.99%	0.98%
Ratio of net investment income to average net assets	0.99%	0.63%	1.00%	1.51%	1.12%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	0.98%	0.62%	0.99%	1.51%	1.12%
Portfolio turnover	29%	27%	45%	29%	30%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

19

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
20

Lincoln Variable Insurance Products Trust
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Formerly known as LVIP SSGA Emerging Markets 100 Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund, formerly known as LVIP SSGA Emerging Markets 100 Fund, (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Formerly known as LVIP SSGA Emerging Markets 100 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund (the “Fund”) is to seek to maximize long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.34%	0.34%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	0.47%	0.72%
Less Fee Waiver[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.46%	0.71%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.065% of the first $50 million of the Fund's average daily net assets; 0.025% on next $50 million of the Fund’s average daily net assets and 0.005% on next $400 million of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$47	$150	$262	$590
Service Class	$73	$229	$400	$894
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund1

Principal Investment Strategies
The Fund seeks to achieve a higher risk-adjusted performance than the MSCI Emerging Markets® Index (the “Index”) over the long term through a portfolio optimization process employed by the Fund’s sub-adviser. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of issuers located in “emerging market countries.” Emerging market countries include those currently considered to be emerging or developing by the United Nations or the countries' authorities or by S&P Dow Jones, Morgan Stanley Capital International or Russell index providers. The Fund considers frontier markets to be a subset of emerging markets and any investments in frontier markets will be counted toward the Fund’s 80% investment policy. These countries typically are located in the Asia-Pacific region (including Hong Kong), Eastern Europe, the Middle East, Central and South America, and Africa. The Fund may invest in equity securities of any capitalization and primarily invests in common stock, but may also invest in depositary receipts. The Fund’s investable universe includes equity securities of companies in the MSCI Emerging Markets Index.
Under normal market conditions, the Fund holds 300 to 600 of the common stocks in the Index. The sub-adviser selects such stocks on a quarterly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its quarterly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The sub-adviser may invest in both growth and value stocks.
The sub-adviser’s selection process is designed to select stocks for the Fund that have favorable exposure to certain factors, including but not limited to – quality, value, and momentum. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets and leverage. The “value” factor incorporates measurements such as price to earnings, price to forward earnings, price to book value and dividend yield. The “momentum” factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk adjusted price momentum.
The sub-adviser uses a proprietary model to assign a quantitative factor score for each issuer in the Fund’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team. The portfolio is rebalanced on a quarterly basis, but may be rebalanced on a monthly basis during periods of high volatility.
The Fund may invest in stock index futures and total return swaps to gain exposure to issuers or to equitize cash so that the Fund may remain invested in the equity market while facilitating shareholder redemptions.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
2LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund

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Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Counterparty Risk. Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund3

Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	24.44%
Lowest Quarterly Return	Q1 2020	(28.78%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund – Standard Class	-11.83%	-1.46%	0.34%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund – Service Class	-12.05%	-1.71%	0.09%
MSCI Emerging Markets Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-20.09%	-1.40%	1.44%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Franklin Advisers, Inc. (“FAV”)
Portfolio Managers

FAV Portfolio Managers	Company Title	Experience with Fund
Sundaram Chettiappan, CFA	Vice President and Portfolio Manager	Since April 2023
Chandrakanth Seethamraju, Ph.D.	Senior Vice President and Head of Systematic Strategies Portfolio Management	Since April 2023
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
4LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund seeks to achieve a higher risk-adjusted performance than the MSCI Emerging Markets® Index (the “Index”) over the long term through a portfolio optimization process employed by the Fund’s sub-adviser. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of issuers located in “emerging market countries.” Emerging market countries include those currently considered to be emerging or developing by the United Nations or the countries' authorities or by S&P Dow Jones, Morgan Stanley Capital International or Russell index providers. The Fund considers frontier markets to be a subset of emerging markets and any investments in frontier markets will be counted toward the Fund’s 80% investment policy. These countries typically are located in the Asia-Pacific region (including Hong Kong), Eastern Europe, the Middle East, Central and South America, and Africa. The Fund may invest in equity securities of any capitalization and primarily invests in common stock, but may also invest in depositary receipts. The Fund’s investable universe includes equity securities of companies in the MSCI Emerging Markets Index.
Under normal market conditions, the Fund holds 300 to 600 of the common stocks in the Index. The sub-adviser selects such stocks on a quarterly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its quarterly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The sub-adviser may invest in both growth and value stocks.
The sub-adviser’s selection process is designed to select stocks for the Fund that have favorable exposure to certain factors, including but not limited to – quality, value, and momentum. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets and leverage. The “value” factor incorporates measurements such as price to earnings, price to forward earnings, price to book value and dividend yield. The “momentum” factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk adjusted price momentum.
The sub-adviser uses a proprietary model to assign a quantitative factor score for each issuer in the Fund’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team. The portfolio is rebalanced on a quarterly basis, but may be rebalanced on a monthly basis during periods of high volatility.
The Fund may invest in stock index futures and total return swaps to gain exposure to issuers or to equitize cash so that the Fund may remain invested in the equity market while facilitating shareholder redemptions. A total return swap is an agreement between two counterparties where one party (the seller of the credit risk) agrees to pay the other party the difference in value of a specified asset, index or derivative of an asset or an index, multiplied by an agreed-upon notional value should that value increase between specified periods of time.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in stocks of emerging market companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of
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a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated
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with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Counterparty Risk. Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.33% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Franklin Advisers, Inc. (“FAV”), One Franklin Parkway, San Mateo, CA 94403-1906. FAV is a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin”). Net assets under the management of the Franklin orga-
nization was over $1.39 trillion as of December 31, 2022.

FAV Portfolio Managers	Sundaram Chettiappan and Chandrakanth Seethamraju are responsible for the day-to-day management of the Fund’s assets.

Sundaram Chettiappan, CFA, is a Vice President and Portfolio Manager for Franklin Templeton Invest-
ment Solutions. Prior to joining Franklin Templeton Investments in 2018, Mr. Chettiappan worked at
Balyasny Asset Management where he was a Senior Quantitative Researcher building deep fundamental sector-based long/short models within the Systematic Strategies group. Mr. Chettiappan holds a Bachelor of Engineering Computer Sciences and Engineering degree from College of Engineering Guindy, Anna Uni-
versity and a Master of Quantitative and Computational Finance from Georgia Institute of Technology. He also holds the Chartered Financial Analyst (CFA) designation.

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Chandra Seethamraju is the Head of Systematic Strategies portfolio management at Franklin Templeton
Investment solutions. Prior to joining Franklin Templeton in 2013, Dr. Seethamraju was involved with
GTAA strategies as well as quantitative, active equity stock selection strategies for a major U.S. asset man-
agement firm. Dr. Seethamraju holds a Bachelor of Commerce from Osmania University in Hyderabad,
India and an MBA with a concentration in Finance from the LeBow College of Business at Drexel Univer-
sity. Dr. Seethamraju earned his Ph.D. in business administration with a focus on accounting from the
Stern School of Business at New York University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
10

The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
11

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
12

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 8.755	$ 8.528	$ 8.581	$ 8.289	$ 9.923
Income (loss) from investment opera- tions:
Net investment income[1]	0.420	0.437	0.293	0.292	0.380
Net realized and unrealized gain (loss)	(1.488)	0.309	(0.075)	0.327	(1.593)
Total from investment operations	(1.068)	0.746	0.218	0.619	(1.213)
Less dividends and distributions from:
Net investment income	(0.798)	(0.519)	(0.271)	(0.324)	(0.381)
Return of capital	—	—	—	(0.003)	(0.040)
Total dividends and distributions	(0.798)	(0.519)	(0.271)	(0.327)	(0.421)
Net asset value, end of period	$ 6.889	$ 8.755	$ 8.528	$ 8.581	$ 8.289
Total return[2]	(11.83%)	8.79%	2.65%	7.61%	(12.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$315,155	$408,291	$431,292	$422,524	$546,245
Ratio of expenses to average net assets	0.46%	0.47%	0.44%	0.49%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.47%	0.48%	0.45%	0.50%	0.45%
Ratio of net investment income to average net assets	5.38%	4.71%	4.00%	3.44%	4.03%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.37%	4.70%	3.99%	3.43%	4.02%
Portfolio turnover	62%	59%	46%	54%	46%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

13

	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 8.758	$ 8.530	$ 8.585	$ 8.292	$ 9.925
Income (loss) from investment opera- tions:
Net investment income[1]	0.401	0.414	0.275	0.270	0.356
Net realized and unrealized gain (loss)	(1.488)	0.309	(0.078)	0.329	(1.593)
Total from investment operations	(1.087)	0.723	0.197	0.599	(1.237)
Less dividends and distributions from:
Net investment income	(0.779)	(0.495)	(0.252)	(0.303)	(0.358)
Return of capital	—	—	—	(0.003)	(0.038)
Total dividends and distributions	(0.779)	(0.495)	(0.252)	(0.306)	(0.396)
Net asset value, end of period	$ 6.892	$ 8.758	$ 8.530	$ 8.585	$ 8.292
Total return[2]	(12.05%)	8.51%	2.40%	7.35%	(12.54%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$139,661	$173,501	$178,453	$180,305	$178,896
Ratio of expenses to average net assets	0.71%	0.72%	0.69%	0.74%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.73%	0.70%	0.75%	0.70%
Ratio of net investment income to average net assets	5.13%	4.46%	3.75%	3.19%	3.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.12%	4.45%	3.74%	3.18%	3.77%
Portfolio turnover	62%	59%	46%	54%	46%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

14

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
15

Lincoln Variable Insurance Products Trust
LVIP Franklin Templeton Multi-Factor International Equity Fund
Formerly known as LVIP SSGA Developed International 150 Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Franklin Templeton Multi-Factor International Equity Fund, formerly known as LVIP SSGA Developed International 150 Fund, (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Franklin Templeton Multi-Factor International Equity Fund
Formerly known as LVIP SSGA Developed International 150 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Franklin Templeton Multi-Factor International Equity Fund (the “Fund”) is to seek to maximize long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.33%	0.33%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.41%	0.66%
Less Fee Waiver[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.40%	0.65%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $50 million of the Fund's average daily net assets and 0.01% on next $450 million of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$41	$131	$229	$517
Service Class	$66	$210	$367	$822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
LVIP Franklin Templeton Multi-Factor International Equity Fund1

Principal Investment Strategies
The Fund seeks to achieve a higher risk-adjusted performance than the MSCI EAFE® Index (the “Index”) over the long term through a portfolio optimization process employed by the Fund’s sub-adviser. Under normal circumstances, the Fund invests at least 80% of its net assets in non-US equity issuers. The Fund primarily invests in non-U.S. equity issuers that are constituents of the Index.
Under normal market conditions, the Fund holds 250 to 500 of the common stocks in the Index. The sub-adviser selects such stocks on a quarterly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its quarterly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The sub-adviser may invest in both growth and value stocks.
The sub-adviser’s selection process is designed to select stocks for the Fund that have favorable exposure to certain factors, including but not limited to – quality, value, and momentum. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets and leverage. The “value” factor incorporates measurements such as price to earnings, price to forward earnings, price to book value and dividend yield. The “momentum” factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk adjusted price momentum.
The sub-adviser uses a proprietary model to assign a quantitative factor score for each issuer in the Fund’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team. The portfolio is rebalanced on a quarterly basis, but may be rebalanced on a monthly basis during periods of high volatility.
The fund may invest in stock index futures and total return swaps to gain exposure to issuers or to equitize cash so that the fund may remain invested in the equity market while facilitating shareholder redemptions.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed,
2LVIP Franklin Templeton Multi-Factor International Equity Fund

lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Counterparty Risk. Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
LVIP Franklin Templeton Multi-Factor International Equity Fund3

Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	19.91%
Lowest Quarterly Return	Q1 2020	(30.93%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Franklin Templeton Multi-Factor International Equity Fund – Standard Class	-7.02%	-0.26%	4.52%
LVIP Franklin Templeton Multi-Factor International Equity Fund – Service Class	-7.24%	-0.50%	4.26%
MSCI EAFE Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-14.45%	1.54%	4.67%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Franklin Advisers, Inc. (“FAV”)
Portfolio Managers

FAV Portfolio Managers	Company Title	Experience with Fund
Sundaram Chettiappan, CFA	Vice President and Portfolio Manager	Since April 2023
Joseph S. Giroux	Vice President and Portfolio Manager	Since April 2023
Chandrakanth Seethamraju, Ph.D.	Senior Vice President and Head of Systematic Strategies Portfolio Management	Since April 2023
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
4LVIP Franklin Templeton Multi-Factor International Equity Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Franklin Templeton Multi-Factor International Equity Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund seeks to achieve a higher risk-adjusted performance than the MSCI EAFE® Index (the “Index”) over the long term through a portfolio optimization process employed by the Fund’s sub-adviser. Under normal circumstances, the Fund invests at least 80% of its net assets in non-US equity issuers. The Fund primarily invests in non-U.S. equity issuers that are constituents of the Index.
Under normal market conditions, the Fund holds 250 to 500 of the common stocks in the Index. The sub-adviser selects such stocks on a quarterly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its quarterly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The sub-adviser may invest in both growth and value stocks.
The sub-adviser’s selection process is designed to select stocks for the Fund that have favorable exposure to certain factors, including but not limited to – quality, value, and momentum. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets and leverage. The “value” factor incorporates measurements such as price to earnings, price to forward earnings, price to book value and dividend yield. The “momentum” factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk adjusted price momentum.
The sub-adviser uses a proprietary model to assign a quantitative factor score for each issuer in the Fund’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team. The portfolio is rebalanced on a quarterly basis, but may be rebalanced on a monthly basis during periods of high volatility.
The fund may invest in stock index futures and total return swaps to gain exposure to issuers or to equitize cash so that the fund may remain invested in the equity market while facilitating shareholder redemptions. A total return swap is an agreement between two counterparties where one party (the seller of the credit risk) agrees to pay the other party the difference in value of a specified asset, index or derivative of an asset or an index, multiplied by an agreed-upon notional value should that value increase between specified periods of time.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Counterparty Risk. Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.32% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Franklin Advisers, Inc. (“FAV”), One Franklin Parkway, San Mateo, CA 94403-1906. FAV is a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin”). Net assets under the management of the Franklin orga-
nization was over $1.39 trillion as of December 31, 2022.

FAV Portfolio Managers	Sundaram Chettiappan,Joseph S. Giroux and Chandrakanth Seethamraju are responsible for the day-to- day management of the Fund’s assets.

Sundaram Chettiappan, CFA, is a Vice President and Portfolio Manager for Franklin Templeton Invest-
ment Solutions. Prior to joining Franklin Templeton Investments in 2018, Mr. Chettiappan worked at
Balyasny Asset Management where he was a Senior Quantitative Researcher building deep fundamental sector-based long/short models within the Systematic Strategies group. Mr. Chettiappan holds a Bachelor of Engineering Computer Sciences and Engineering degree from College of Engineering Guindy, Anna Uni-
versity and a Master of Quantitative and Computational Finance from Georgia Institute of Technology. He also holds the Chartered Financial Analyst (CFA) designation.

Joseph Giroux is a Vice President and Portfolio Manager for Franklin Templeton Investment Solutions and
has lead portfolio manager responsibilities for multiple global strategies, including those focused on equity, ESG, market neutral and dividends. Prior to joining Franklin Templeton, Mr. Giroux was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS
Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin
Templeton Investment Solutions. Mr. Giroux holds both a Bachelor of Science in Computer Science and a
Master of Science in Information Technology from New England Institute of Technology.

Chandra Seethamraju is the Head of Systematic Strategies portfolio management at Franklin Templeton
Investment solutions. Prior to joining Franklin Templeton in 2013, Dr. Seethamraju was involved with
GTAA strategies as well as quantitative, active equity stock selection strategies for a major U.S. asset man-
agement firm. Dr. Seethamraju holds a Bachelor of Commerce from Osmania University in Hyderabad,
India and an MBA with a concentration in Finance from the LeBow College of Business at Drexel Univer-
sity. Dr. Seethamraju earned his Ph.D. in business administration with a focus on accounting from the
Stern School of Business at New York University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
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The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Franklin Templeton Multi-Factor International Equity Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 8.247	$ 7.630	$ 8.154	$ 7.450	$ 9.392
Income (loss) from investment operations:
Net investment income[1]	0.333	0.363	0.187	0.323	0.287
Net realized and unrealized gain (loss)	(0.941)	0.634	(0.524)	0.818	(1.698)
Total from investment operations	(0.608)	0.997	(0.337)	1.141	(1.411)
Less dividends and distributions from:
Net investment income	(0.583)	(0.380)	(0.187)	(0.344)	(0.320)
Net realized gain	—	—	—	(0.093)	(0.211)
Total dividends and distributions	(0.583)	(0.380)	(0.187)	(0.437)	(0.531)
Net asset value, end of period	$ 7.056	$ 8.247	$ 7.630	$ 8.154	$ 7.450
Total return[2]	(7.02%)	13.16%	(4.10%)	15.42%	(15.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$629,275	$786,917	$792,063	$835,302	$769,179
Ratio of expenses to average net assets	0.40%	0.39%	0.40%	0.39%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.40%	0.41%	0.40%	0.41%
Ratio of net investment income to average net assets	4.41%	4.24%	2.78%	4.04%	3.18%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	4.40%	4.23%	2.77%	4.03%	3.17%
Portfolio turnover	55%	57%	52%	53%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

13

	LVIP Franklin Templeton Multi-Factor International Equity Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 8.250	$ 7.632	$ 8.158	$ 7.454	$ 9.395
Income (loss) from investment operations:
Net investment income[1]	0.313	0.342	0.170	0.303	0.264
Net realized and unrealized gain (loss)	(0.940)	0.634	(0.527)	0.817	(1.697)
Total from investment operations	(0.627)	0.976	(0.357)	1.120	(1.433)
Less dividends and distributions from:
Net investment income	(0.564)	(0.358)	(0.169)	(0.323)	(0.297)
Net realized gain	—	—	—	(0.093)	(0.211)
Total dividends and distributions	(0.564)	(0.358)	(0.169)	(0.416)	(0.508)
Net asset value, end of period	$ 7.059	$ 8.250	$ 7.632	$ 8.158	$ 7.454
Total return[2]	(7.24%)	12.87%	(4.34%)	15.13%	(15.44%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,499	$143,998	$142,374	$149,308	$142,274
Ratio of expenses to average net assets	0.65%	0.64%	0.65%	0.64%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.65%	0.66%	0.65%	0.66%
Ratio of net investment income to average net assets	4.16%	3.99%	2.53%	3.79%	2.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.15%	3.98%	2.52%	3.78%	2.92%
Portfolio turnover	55%	57%	52%	53%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

14

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
15

Lincoln Variable Insurance Products Trust
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Formerly known as LVIP SSGA Large Cap 100 Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund, formerly known as LVIP SSGA Large Cap 100 Fund, (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Formerly known as LVIP SSGA Large Cap 100 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund (the “Fund”) is to seek to maximize long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.31%	0.31%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.37%	0.62%
Less Fee Waiver[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.36%	0.61%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.08% of the first $50 million of the Fund's average daily net assets and 0.015% on next $450 million of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$37	$118	$207	$467
Service Class	$62	$198	$345	$773
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund1

Principal Investment Strategies
The Fund seeks to achieve a higher risk-adjusted performance than the S&P 500® Index over the long term through a portfolio optimization process employed by the Fund’s sub-adviser. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Fund primarily invests in U.S. large capitalization companies that are constituents of the Russell 1000® Index. As of March 31, 2023, the market capitalization of large capitalization companies in the Russell 1000® Index ranged from $454.5 million to $2.6 trillion. The Fund may also invest in small and mid-capitalization companies.
Under normal market conditions, the Fund holds 250 to 500 of the common stocks in the Russell 1000® Index. The sub-adviser selects such stocks on a quarterly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its quarterly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The sub-adviser may invest in both growth and value stocks.
The sub-adviser’s selection process is designed to select stocks for the Fund that have favorable exposure to certain factors, including but not limited to – quality, value, and momentum. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets and leverage. The “value” factor incorporates measurements such as price to earnings, price to forward earnings, price to book value and dividend yield. The “momentum” factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk adjusted price momentum.
The sub-adviser uses a proprietary model to assign a quantitative factor score for each issuer in the Fund’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team. The portfolio is rebalanced on a quarterly basis, but may be rebalanced on a monthly basis during periods of high volatility.
The fund may invest in stock index futures and total return swaps to gain exposure to issuers or to equitize cash so that the fund may remain invested in the equity market while facilitating shareholder redemptions.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
2LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund

•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Counterparty Risk. Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	19.30%
Lowest Quarterly Return	Q1 2020	(31.28%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund – Standard Class	-9.97%	6.71%	11.68%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund – Service Class	-10.20%	6.44%	11.40%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Franklin Advisers, Inc. (“FAV”)
Portfolio Managers

FAV Portfolio Managers	Company Title	Experience with Fund
Sundaram Chettiappan, CFA	Vice President and Portfolio Manager	Since April 2023
Jose Maldonado, CFA	Vice President and Portfolio Manager	Since April 2023
Chandrakanth Seethamraju, Ph.D.	Senior Vice President and Head of Systematic Strategies Portfolio Management	Since April 2023
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund seeks to achieve a higher risk-adjusted performance than the S&P 500® Index over the long term through a portfolio optimization process employed by the Fund’s sub-adviser. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Fund primarily invests in U.S. large capitalization companies that are constituents of the Russell 1000® Index. As of March 31, 2023, the market capitalization of large capitalization companies in the Russell 1000® Index ranged from $454.5 million to $2.6 trillion. The Fund may also invest in small and mid-capitalization companies.
Under normal market conditions, the Fund holds 250 to 500 of the common stocks in the Russell 1000® Index. The sub-adviser selects such stocks on a quarterly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its quarterly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The sub-adviser may invest in both growth and value stocks.
The sub-adviser’s selection process is designed to select stocks for the Fund that have favorable exposure to certain factors, including but not limited to – quality, value, and momentum. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets and leverage. The “value” factor incorporates measurements such as price to earnings, price to forward earnings, price to book value and dividend yield. The “momentum” factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk adjusted price momentum.
The sub-adviser uses a proprietary model to assign a quantitative factor score for each issuer in the Fund’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team. The portfolio is rebalanced on a quarterly basis, but may be rebalanced on a monthly basis during periods of high volatility.
The fund may invest in stock index futures and total return swaps to gain exposure to issuers or to equitize cash so that the fund may remain invested in the equity market while facilitating shareholder redemptions. A total return swap is an agreement between two counterparties where one party (the seller of the credit risk) agrees to pay the other party the difference in value of a specified asset, index or derivative of an asset or an index, multiplied by an agreed-upon notional value should that value increase between specified periods of time.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in stocks of large U.S. companies by market capitalization only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
5

Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
6

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Counterparty Risk. Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.30% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Franklin Advisers, Inc. (“FAV”), One Franklin Parkway, San Mateo, CA 94403-1906. FAV is a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin”). Net assets under the management of the Franklin orga-
nization was over $1.39 trillion as of December 31, 2022.

7

FAV Portfolio Managers	Sundaram Chettiappan, Jose Maldonado, and Chandrakanth Seethamraju are responsible for the day-to- day management of the Fund’s assets.

Sundaram Chettiappan, CFA, is a Vice President and Portfolio Manager for Franklin Templeton Invest-
ment Solutions. Prior to joining Franklin Templeton Investments in 2018, Mr. Chettiappan worked at
Balyasny Asset Management where he was a Senior Quantitative Researcher building deep fundamental sector-based long/short models within the Systematic Strategies group. Mr. Chettiappan holds a Bachelor of Engineering Computer Sciences and Engineering degree from College of Engineering Guindy, Anna Uni-
versity and a Master of Quantitative and Computational Finance from Georgia Institute of Technology. He also holds the Chartered Financial Analyst (CFA) designation.

Jose Maldonado is a Vice President and Portfolio Manager for Franklin Templeton Investment Solutions.
Prior to Franklin Templeton, Mr. Maldonado was a member of the Portfolio Management group at QS
Investors, a quantitative multi-asset and equity manager, where he was a portfolio manager and equity trader. Mr. Maldonado holds a Bachelor of Science with Honors from Providence College, with a Finance major concentration and Economics minor. He also holds the Chartered Financial Analyst (CFA) designa-
tion and is a member of the CFA Institute and the CFA Society of New York.

Chandra Seethamraju is the Head of Systematic Strategies portfolio management at Franklin Templeton
Investment solutions. Prior to joining Franklin Templeton in 2013, Dr. Seethamraju was involved with
GTAA strategies as well as quantitative, active equity stock selection strategies for a major U.S. asset man-
agement firm. Dr. Seethamraju holds a Bachelor of Commerce from Osmania University in Hyderabad,
India and an MBA with a concentration in Finance from the LeBow College of Business at Drexel Univer-
sity. Dr. Seethamraju earned his Ph.D. in business administration with a focus on accounting from the
Stern School of Business at New York University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
8

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
9

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.648	$ 12.917	$ 13.128	$ 11.363	$ 13.915
Income (loss) from investment operations:
Net investment income[1]	0.315	0.289	0.313	0.339	0.325
Net realized and unrealized gain (loss)	(1.762)	3.746	0.032	2.700	(1.762)
Total from investment operations	(1.447)	4.035	0.345	3.039	(1.437)
Less dividends and distributions from:
Net investment income	(0.387)	(0.357)	(0.322)	(0.337)	(0.296)
Net realized gain	(0.869)	(1.947)	(0.234)	(0.937)	(0.819)
Total dividends and distributions	(1.256)	(2.304)	(0.556)	(1.274)	(1.115)
Net asset value, end of period	$ 11.945	$ 14.648	$ 12.917	$ 13.128	$ 11.363
Total return[2]	(9.97%)	31.88%	2.98%	27.29%	(11.11%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$967,304	$1,315,104	$1,182,576	$1,130,811	$928,043
Ratio of expenses to average net assets	0.36%	0.35%	0.36%	0.36%	0.37%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.37%	0.36%	0.37%	0.37%	0.38%
Ratio of net investment income to average net assets	2.36%	1.88%	2.76%	2.65%	2.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.35%	1.87%	2.75%	2.64%	2.37%
Portfolio turnover	59%	55%	56%	49%	53%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.612	$ 12.890	$ 13.106	$ 11.347	$ 13.895
Income (loss) from investment operations:
Net investment income[1]	0.280	0.250	0.284	0.306	0.291
Net realized and unrealized gain (loss)	(1.757)	3.736	0.027	2.695	(1.759)
Total from investment operations	(1.477)	3.986	0.311	3.001	(1.468)
Less dividends and distributions from:
Net investment income	(0.352)	(0.317)	(0.293)	(0.305)	(0.261)
Net realized gain	(0.869)	(1.947)	(0.234)	(0.937)	(0.819)
Total dividends and distributions	(1.221)	(2.264)	(0.527)	(1.242)	(1.080)
Net asset value, end of period	$ 11.914	$ 14.612	$ 12.890	$ 13.106	$ 11.347
Total return[2]	(10.20%)	31.54%	2.72%	26.99%	(11.33%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$309,442	$392,417	$342,834	$352,450	$301,416
Ratio of expenses to average net assets	0.61%	0.60%	0.61%	0.61%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.62%	0.61%	0.62%	0.62%	0.63%
Ratio of net investment income to average net assets	2.11%	1.63%	2.51%	2.40%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.10%	1.62%	2.50%	2.39%	2.12%
Portfolio turnover	59%	55%	56%	49%	53%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Formerly known as LVIP SSGA Small/Mid Cap 200 Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund, formerly known as LVIP SSGA Small/Mid Cap 200 Fund, (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Formerly known as LVIP SSGA Small/Mid Cap 200 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund (the “Fund”) is to seek to maximize long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.32%	0.32%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.40%	0.65%
Less Fee Waiver[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.39%	0.64%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.065% of the first $50 million of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$40	$127	$223	$504
Service Class	$65	$207	$361	$809
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund1

Principal Investment Strategies
The Fund seeks to achieve a higher risk-adjusted performance than the Russell 2000® Index (the “Index”) over the long term through a portfolio optimization process employed by the Fund’s sub-adviser. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. small and mid-capitalization companies. The Fund may also have investments in large capitalization companies. The Fund primarily invests in a universe of the 2000 largest stocks of the Russell 2500 Index. As of March 31, 2023, the market capitalization of small and mid-capitalization companies in the Russell 2500 Index ranges from $2.6 million to $23.82 billion.
Under normal market conditions, the Fund holds 500 to 1250 of the common stocks in the Index. The sub-adviser selects such stocks on a quarterly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its quarterly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The sub-adviser may invest in both growth and value stocks.
The sub-adviser’s selection process is designed to select stocks for the Fund that have favorable exposure to certain factors, including but not limited to – quality, value, and momentum. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets and leverage. The “value” factor incorporates measurements such as price to earnings, price to forward earnings, price to book value and dividend yield. The “momentum” factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk adjusted price momentum.
The sub-adviser uses a proprietary model to assign a quantitative factor score for each issuer in the Fund’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team. The portfolio is rebalanced on a quarterly basis, but may be rebalanced on a monthly basis during periods of high volatility.
The fund may invest in stock index futures and total return swaps to gain exposure to issuers or to equitize cash so that the fund may remain invested in the equity market while facilitating shareholder redemptions.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
2LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund

•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Counterparty Risk. Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	35.92%
Lowest Quarterly Return	Q1 2020	(40.69%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund – Standard Class	-12.45%	5.16%	8.80%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund – Service Class	-12.67%	4.90%	8.53%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-20.44%	4.13%	9.01%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Franklin Advisers, Inc. (“FAV”)
Portfolio Managers

FAV Portfolio Managers	Company Title	Experience with Fund
Sundaram Chettiappan, CFA	Vice President and Portfolio Manager	Since April 2023
Christopher W. Floyd	Vice President and Portfolio Manager	Since April 2023
Chandrakanth Seethamraju, Ph.D.	Senior Vice President and Head of Systematic Strategies Portfolio Management	Since April 2023
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund seeks to achieve a higher risk-adjusted performance than the Russell 2000® Index (the “Index”) over the long term through a portfolio optimization process employed by the Fund’s sub-adviser. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. small and mid-capitalization companies. The Fund may also have investments in large capitalization companies. The Fund primarily invests in a universe of the 2000 largest stocks of the Russell 2500 Index. As of March 31, 2023, the market capitalization of small and mid-capitalization companies in the Russell 2500 Index ranges from $2.6 million to $23.82 billion.
Under normal market conditions, the Fund holds 500 to 1250 of the common stocks in the Index. The sub-adviser selects such stocks on a quarterly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its quarterly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The sub-adviser may invest in both growth and value stocks.
The sub-adviser’s selection process is designed to select stocks for the Fund that have favorable exposure to certain factors, including but not limited to – quality, value, and momentum. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets and leverage. The “value” factor incorporates measurements such as price to earnings, price to forward earnings, price to book value and dividend yield. The “momentum” factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk adjusted price momentum.
The sub-adviser uses a proprietary model to assign a quantitative factor score for each issuer in the Fund’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team. The portfolio is rebalanced on a quarterly basis, but may be rebalanced on a monthly basis during periods of high volatility.
The fund may invest in stock index futures and total return swaps to gain exposure to issuers or to equitize cash so that the fund may remain invested in the equity market while facilitating shareholder redemptions. A total return swap is an agreement between two counterparties where one party (the seller of the credit risk) agrees to pay the other party the difference in value of a specified asset, index or derivative of an asset or an index, multiplied by an agreed-upon notional value should that value increase between specified periods of time.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in stocks of small and mid cap companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce
6

some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Counterparty Risk. Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.31% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Franklin Advisers, Inc. (“FAV”), One Franklin Parkway, San Mateo, CA 94403-1906. FAV is a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin”). Net assets under the management of the Franklin orga-
nization was over $1.39 trillion as of December 31, 2022.

FAV Portfolio Managers	Sundaram Chettiappan, Christopher W. Floyd, and Chandrakanth Seethamraju are responsible for the day- to-day management of the Fund’s assets.

Sundaram Chettiappan, CFA, is a Vice President and Portfolio Manager for Franklin Templeton Invest-
ment Solutions. Prior to joining Franklin Templeton Investments in 2018, Mr. Chettiappan worked at
Balyasny Asset Management where he was a Senior Quantitative Researcher building deep fundamental sector-based long/short models within the Systematic Strategies group. Mr. Chettiappan holds a Bachelor of Engineering Computer Sciences and Engineering degree from College of Engineering Guindy, Anna Uni-
versity and a Master of Quantitative and Computational Finance from Georgia Institute of Technology. He also holds the Chartered Financial Analyst (CFA) designation.

Christopher W. Floyd, CFA, is a Vice President and Portfolio Manager for Franklin Templeton Investment
Solutions (FTIS). He is the Lead Portfolio Manager for the International large cap and small cap active fac-
tor equity strategies and serves as Co-Portfolio Manager for the Global and US active factor equity strate-
gies. Previously, Mr. Floyd served as a Developed Markets Senior Portfolio Manager at Batterymarch
Financial Management, which merged with QS Investors in 2014. Mr. Floyd holds a Bachelor of Arts in
Economics from Dartmouth College and an MBA from Cornell University. He also holds the Chartered
Financial Analyst (CFA) designation.

Chandra Seethamraju is the Head of Systematic Strategies portfolio management at Franklin Templeton
Investment solutions. Prior to joining Franklin Templeton in 2013, Dr. Seethamraju was involved with
GTAA strategies as well as quantitative, active equity stock selection strategies for a major U.S. asset man-
agement firm. Dr. Seethamraju holds a Bachelor of Commerce from Osmania University in Hyderabad,
India and an MBA with a concentration in Finance from the LeBow College of Business at Drexel Univer-
sity. Dr. Seethamraju earned his Ph.D. in business administration with a focus on accounting from the
Stern School of Business at New York University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
8

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
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Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.179	$ 13.190	$ 12.754	$ 10.973	$ 13.461
Income (loss) from investment operations:
Net investment income[1]	0.307	0.254	0.196	0.280	0.339
Net realized and unrealized gain (loss)	(1.919)	4.003	0.546	1.887	(2.091)
Total from investment operations	(1.612)	4.257	0.742	2.167	(1.752)
Less dividends and distributions from:
Net investment income	(0.429)	(0.316)	(0.266)	(0.252)	(0.412)
Net realized gain	(0.442)	(3.864)	—	(0.134)	(0.324)
Return of capital	—	(0.088)	(0.040)	—	—
Total dividends and distributions	(0.871)	(4.268)	(0.306)	(0.386)	(0.736)
Net asset value, end of period	$ 10.696	$ 13.179	$ 13.190	$ 12.754	$ 10.973
Total return[2]	(12.45%)	33.66%	5.98%	19.83%	(13.46%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250,501	$299,487	$265,377	$233,154	$206,169
Ratio of expenses to average net assets	0.39%	0.38%	0.40%	0.41%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.40%	0.39%	0.41%	0.42%	0.41%
Ratio of net investment income to average net assets	2.57%	1.54%	1.90%	2.32%	2.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.56%	1.53%	1.89%	2.31%	2.50%
Portfolio turnover	71%	76%	64%	66%	71%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.149	$ 13.168	$ 12.740	$ 10.964	$ 13.446
Income (loss) from investment operations:
Net investment income[1]	0.276	0.212	0.171	0.249	0.305
Net realized and unrealized gain (loss)	(1.914)	3.996	0.537	1.882	(2.084)
Total from investment operations	(1.638)	4.208	0.708	2.131	(1.779)
Less dividends and distributions from:
Net investment income	(0.397)	(0.276)	(0.244)	(0.221)	(0.379)
Net realized gain	(0.442)	(3.864)	—	(0.134)	(0.324)
Return of capital	—	(0.087)	(0.036)	—	—
Total dividends and distributions	(0.839)	(4.227)	(0.280)	(0.355)	(0.703)
Net asset value, end of period	$ 10.672	$ 13.149	$ 13.168	$ 12.740	$ 10.964
Total return[2]	(12.67%)	33.32%	5.72%	19.52%	(13.67%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$173,979	$224,286	$177,033	$161,176	$133,062
Ratio of expenses to average net assets	0.64%	0.63%	0.65%	0.66%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.64%	0.66%	0.67%	0.66%
Ratio of net investment income to average net assets	2.32%	1.29%	1.65%	2.07%	2.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.31%	1.28%	1.64%	2.06%	2.25%
Portfolio turnover	71%	76%	64%	66%	71%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Global Aggressive Growth Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Global Aggressive Growth Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Global Aggressive Growth Allocation Managed Risk Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses (AFFE)[1]	0.46%	0.46%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.82%	1.07%
Less Fee Waiver and Expense Reimbursement[3]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.79%	1.04%
1
Acquired Fund Fees and Expenses have been restated to reflect current fees based on estimated allocations to underlying funds.
2
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.325% of the Fund’s average daily net assets for the Standard Class (and 0.575% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$81	$259	$452	$1,011
Service Class	$106	$337	$587	$1,303
LVIP Global Aggressive Growth Allocation Managed Risk Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Funds Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 80% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 20% of the assets in Underlying Funds invest primarily in fixed income securities (bonds).
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund's largest allocation is to Underlying Funds that invest primarily in domestic and foreign equity securities, including securities of large-, medium- and small-cap companies and those with growth and value characteristics. The Fund allocates a smaller portion to Underlying Funds that invest primarily in domestic and foreign fixed-income securities, including mortgage-backed securities, inflation-protected securities, and high yield securities (otherwise known as “junk” bonds). Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.
The foreign securities held by the Underlying Funds generally will be from issuers in both developed and emerging markets. The Fund, through the Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Under normal market conditions, the Fund maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the Aggressive Growth Blended Composite, an unmanaged index compiled by the Adviser. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
The Global Aggressive Growth Blended Composite is constructed as follows: 37% Russell 1000® Index, 23% MSCI EAFE® NR Index, 20% Bloomberg U.S. Aggregate Bond Index, 10% Russell Midcap® Index, 5% Russell 2000® Index, and 5% MSCI Emerging Markets NR Index. The Fund’s risk management strategy may cause the Fund’s return to trail the unhedged return of the Global Aggressive Growth Blended Composite in strong, increasing markets.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
2LVIP Global Aggressive Growth Allocation Managed Risk Fund

The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures or options contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally,
LVIP Global Aggressive Growth Allocation Managed Risk Fund3

foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
4LVIP Global Aggressive Growth Allocation Managed Risk Fund

•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
LVIP Global Aggressive Growth Allocation Managed Risk Fund5

Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	9.85%
Lowest Quarterly Return	Q1 2020	(12.83%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
LVIP Global Aggressive Growth Allocation Managed Risk Fund – Standard Class	-19.54%	2.70%	11/1/18
LVIP Global Aggressive Growth Allocation Managed Risk Fund – Service Class	-19.74%	2.44%	11/1/18
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	-19.13%	10.36%
Global Aggressive Growth Blended Composite (reflects no deductions for fees, expenses or taxes)	-16.56%	6.68%
*
The Global Aggressive Growth Blended Composite is constructed as follows: 37% Russell 1000® Index, 23% MSCI EAFE® NR Index, 20% Bloomberg U.S. Aggregate Bond Index, 10% Russell Midcap® Index, 5% Russell 2000® Index, and 5% MSCI Emerging Markets NR Index. The Growth Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the Growth Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since November 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2018
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

Milliman Portfolio Managers	Company Title	Experience with Fund
Jeff Greco, FRM	Senior Director – Head of Strategy Research	Since November 2018
Adam Schenck, CFA	Managing Director, Head of Fund Services	Since November 2018
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since April 2021
Ruby Shi	Portfolio Manager	Since August 2019
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
6LVIP Global Aggressive Growth Allocation Managed Risk Fund

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Global Aggressive Growth Allocation Managed Risk Fund7

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Funds Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 80% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 20% of the assets in Underlying Funds invest primarily in fixed income securities (bonds).
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund 's largest allocation is to Underlying Funds that invest primarily in domestic and foreign equity securities, including securities of large-, medium-, and small-cap companies and those with growth and value characteristics. The Fund allocates a smaller portion to Underlying Funds that invest primarily in domestic and foreign fixed-income securities, including mortgage-backed securities, inflation-protected securities, and high yield securities (otherwise known as “junk” bonds). Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). The mortgage-related securities primarily are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that have a high credit rating.
Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, so that principal and interest adjust to reflect changes in the index.
The foreign securities held by the Underlying Funds generally will be from issuers in both developed and emerging markets. The Fund, through the Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Under normal market conditions, the Fund maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the Aggressive Growth Blended Composite, an unmanaged index compiled by the Adviser. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
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Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by an Underlying Fund’s investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. The foreign equity and fixed income securities may include issuers from emerging market countries. Emerging market stocks are issued by companies from an emerging country. An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase.
The Global Aggressive Growth Blended Composite is constructed as follows: 37% Russell 1000® Index, 23% MSCI EAFE® NR Index, 20% Bloomberg U.S. Aggregate Bond Index, 10% Russell Midcap® Index, 5% Russell 2000® Index, and 5% MSCI Emerging Markets NR Index. The Fund’s risk management strategy may cause the Fund’s return to trail the unhedged return of the Global Aggressive Growth Blended Composite in strong, increasing markets.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s the risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
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The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund’s may change its policy of investing at least 80% of its net assets in a portfolio of investments that provides exposure to equity securities is a non-fundamental policy only upon 60 days’ notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the
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imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
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Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retraces such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s
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investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.24% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Jay Shearon, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

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Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

Sub-Adviser
Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Jeff Greco, Adam Schenck, Maria Schiopu and Ruby Shi are responsible for the day-to-day management of the Fund's risk management overlay.

Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with
Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program.
Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management.
Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in finan-
cial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody's Analytics and was
involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an M.P.S in
Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a
B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
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The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Global Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended				11/1/18[1] to
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.214	$ 11.197	$ 10.710	$ 9.502	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.197	0.213	0.166	0.385	0.217
Net realized and unrealized gain (loss)	(2.585)	1.431	0.522	1.274	(0.536)
Total from investment operations	(2.388)	1.644	0.688	1.659	(0.319)
Less dividends and distributions from:
Net investment income	(0.231)	(0.371)	(0.201)	(0.418)	(0.179)
Net realized gain	(0.152)	(0.256)	—	(0.018)	—
Return of capital	(0.009)	—	—	(0.015)	—
Total dividends and distributions	(0.392)	(0.627)	(0.201)	(0.451)	(0.179)
Net asset value, end of period	$ 9.434	$ 12.214	$ 11.197	$ 10.710	$ 9.502
Total return[3]	(19.54%)	14.73%	6.44%	17.46%	(3.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,429	$3,628	$2,781	$2,092	$10
Ratio of expenses to average net assets[4]	0.33%	0.33%	0.33%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.36%	0.35%	0.39%	0.51%	3.81%
Ratio of net investment income to average net assets	1.88%	1.74%	1.60%	3.71%	13.07%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.85%	1.73%	1.54%	3.53%	9.54%
Portfolio turnover	22%	15%	29%	32%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
20

	LVIP Global Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended				11/1/18[1] to
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.183	$ 11.174	$ 10.694	$ 9.500	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.169	0.182	0.139	0.360	0.209
Net realized and unrealized gain (loss)	(2.576)	1.428	0.519	1.273	(0.533)
Total from investment operations	(2.407)	1.610	0.658	1.633	(0.324)
Less dividends and distributions from:
Net investment income	(0.205)	(0.345)	(0.178)	(0.406)	(0.176)
Net realized gain	(0.152)	(0.256)	—	(0.018)	—
Return of capital	(0.009)	—	—	(0.015)	—
Total dividends and distributions	(0.366)	(0.601)	(0.178)	(0.439)	(0.176)
Net asset value, end of period	$ 9.410	$ 12.183	$ 11.174	$ 10.694	$ 9.500
Total return[3]	(19.74%)	14.45%	6.16%	17.19%	(3.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$207,793	$243,401	$162,522	$102,807	$8,005
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.61%	0.60%	0.64%	0.76%	4.06%
Ratio of net investment income to average net assets	1.63%	1.49%	1.35%	3.46%	12.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	1.48%	1.29%	3.28%	9.34%
Portfolio turnover	22%	15%	29%	32%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
21

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
22

Lincoln Variable Insurance Products Trust
LVIP Global Conservative Allocation Managed Risk Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Global Conservative Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Global Conservative Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Global Conservative Allocation Managed Risk Fund (the “Fund”) is to seek a high level of current income with some consideration given to growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)[1]	0.46%	0.46%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.77%	1.02%
Less Fee Waiver[3]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.76%	1.01%
1
Acquired Fund Fees and Expenses have been restated to reflect current fees based on estimated allocations to underlying funds.
2
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.01% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$78	$245	$427	$953
Service Class	$103	$324	$562	$1,247
LVIP Global Conservative Allocation Managed Risk Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 40% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 60% of the assets in Underlying Funds primarily invest in fixed income securities (bonds).
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund's largest allocation is to Underlying Funds that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities and high yield securities (otherwise known as “junk” bonds). Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.
The Fund allocates a smaller portion of its assets to Underlying Funds that invest primarily in domestic and foreign equity securities, including securities of large-, medium-, and small-cap companies and those with growth and value characteristics. The foreign securities held by the Underlying Funds generally will be from issuers in both developed and emerging markets. The Fund, through the Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the Conservative Blended Composite. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
The Conservative Blended Composite, an index compiled by the Adviser, is constructed as follows: 60% Bloomberg U.S. Aggregate Bond Index, 21% Russell 1000® Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index. The Fund’s risk management strategy may cause the Fund’s return to trail the unhedged return of the Conservative Blended Composite index in strong, increasing markets.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
2LVIP Global Conservative Allocation Managed Risk Fund

The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures or options contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
LVIP Global Conservative Allocation Managed Risk Fund3

•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
4LVIP Global Conservative Allocation Managed Risk Fund

•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
LVIP Global Conservative Allocation Managed Risk Fund5

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q1 2019	7.01%
Lowest Quarterly Return	Q1 2020	(8.64%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Global Conservative Allocation Managed Risk Fund – Standard Class	-15.40%	1.39%	3.52%
LVIP Global Conservative Allocation Managed Risk Fund – Service Class	-15.61%	1.14%	3.26%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Conservative Blended Composite (reflects no deductions for fees, expenses or taxes)	-14.70%	3.16%	4.90%
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The Conservative Blended Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 60% Bloomberg U.S. Aggregate Bond Index, 21% Russell 1000® Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index. The Conservative Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the Conservative Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

Milliman Portfolio Managers	Company Title	Experience with Fund
Jeff Greco, FRM	Senior Director – Head of Strategy Research	Since May 2016
Adam Schenck, CFA	Managing Director, Head of Fund Services	Since May 2016
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since April 2021
Ruby Shi	Portfolio Manager	Since August 2019
6LVIP Global Conservative Allocation Managed Risk Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Global Conservative Allocation Managed Risk Fund7

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income with some consideration given to growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 40% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 60% of the assets in Underlying Funds primarily invest in fixed income securities (bonds).
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund's largest allocation is made to Underlying Funds that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities and high yield securities (otherwise known as “junk” bonds). Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). The mortgage-related securities primarily are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that have a high credit rating.
Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, so that principal and interest adjust to reflect changes in the index.
The Fund allocates a smaller portion of assets to Underlying Funds that invest primarily in domestic and foreign equity securities, including securities of large-, medium-, and small-cap companies and those with growth and value characteristics. The foreign securities held by the Underlying Funds generally will be from issuers in both developed and emerging markets. The Fund, through the Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the Conservative Blended Composite. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
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Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the Underlying Funds’ investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and bank loans and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. The foreign equity and fixed income securities may include issuers from emerging market countries. Emerging market stocks are issued by companies from an emerging country. An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase.
The Fund’s performance can be measured against that of its composite index, the Conservative Blended Composite, an index compiled by the Adviser. This index is constructed as follows: 60% Bloomberg U.S. Aggregate Bond Index, 21% Russell 1000® Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index. This index does not reflect a managed risk strategy such as the Fund’s risk management strategy. Accordingly, the Fund’s risk management strategy may cause the Fund’s return to trail the unhedged return of the Conservative Blended Composite index in strong, increasing markets.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s the risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
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The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
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Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any
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gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
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Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retraces such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s
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investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.24% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Jay Shearon, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

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Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

Sub-Adviser
Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Jeff Greco, Adam Schenck, Maria Schiopu and Ruby Shi are responsible for the day-to-day management of the Fund's risk management overlay.

Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with
Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program.
Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management.
Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in finan-
cial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody's Analytics and was
involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an M.P.S in
Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a
B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
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The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.716	$ 14.510	$ 14.113	$ 13.097	$ 14.301
Income (loss) from investment operations:
Net investment income[1]	0.270	0.251	0.222	0.297	0.324
Net realized and unrealized gain (loss)	(2.543)	0.854	0.758	1.651	(0.950)
Total from investment operations	(2.273)	1.105	0.980	1.948	(0.626)
Less dividends and distributions from:
Net investment income	(0.324)	(0.527)	(0.307)	(0.366)	(0.367)
Net realized gain	(0.935)	(0.372)	(0.276)	(0.566)	(0.211)
Total dividends and distributions	(1.259)	(0.899)	(0.583)	(0.932)	(0.578)
Net asset value, end of period	$ 11.184	$ 14.716	$ 14.510	$ 14.113	$ 13.097
Total return[2]	(15.40%)	7.63%	7.07%	15.01%	(4.45%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,570	$97,521	$91,578	$88,187	$78,617
Ratio of expenses to average net assets[3]	0.30%	0.29%	0.30%	0.31%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.31%	0.31%	0.30%
Ratio of net investment income to average net assets	2.12%	1.67%	1.60%	2.10%	2.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	1.66%	1.59%	2.10%	2.29%
Portfolio turnover	16%	17%	26%	18%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP Global Conservative Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.710	$ 14.504	$ 14.108	$ 13.094	$ 14.294
Income (loss) from investment operations:
Net investment income[1]	0.239	0.213	0.187	0.261	0.288
Net realized and unrealized gain (loss)	(2.542)	0.853	0.755	1.649	(0.948)
Total from investment operations	(2.303)	1.066	0.942	1.910	(0.660)
Less dividends and distributions from:
Net investment income	(0.292)	(0.488)	(0.270)	(0.330)	(0.329)
Net realized gain	(0.935)	(0.372)	(0.276)	(0.566)	(0.211)
Total dividends and distributions	(1.227)	(0.860)	(0.546)	(0.896)	(0.540)
Net asset value, end of period	$ 11.180	$ 14.710	$ 14.504	$ 14.108	$ 13.094
Total return[2]	(15.61%)	7.37%	6.81%	14.72%	(4.69%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$777,402	$1,047,392	$1,095,434	$1,137,454	$1,098,660
Ratio of expenses to average net assets[3]	0.55%	0.54%	0.55%	0.56%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.56%	0.56%	0.55%
Ratio of net investment income to average net assets	1.87%	1.42%	1.35%	1.85%	2.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.86%	1.41%	1.34%	1.85%	2.04%
Portfolio turnover	16%	17%	26%	18%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
21

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
22

Lincoln Variable Insurance Products Trust
LVIP Global Growth Allocation Managed Risk Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Global Growth Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Global Growth Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Global Growth Allocation Managed Risk Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)[1]	0.46%	0.46%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.76%	1.01%
Less Fee Waiver[3]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.75%	1.00%
1
Acquired Fund Fees and Expenses have been restated to reflect current fees based on estimated allocations to underlying funds.
2
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.01% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$77	$242	$421	$941
Service Class	$102	$321	$557	$1,235
LVIP Global Growth Allocation Managed Risk Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 70% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 30% of the assets in Underlying Funds invest primarily in fixed income securities (bonds).
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund's largest allocation is made to Underlying Funds that invest primarily in domestic and foreign equity securities, including securities of large-, medium- and small-cap companies and those with growth and value characteristics. A smaller allocation is made to Underlying Funds that invest primarily in domestic and foreign fixed-income securities, including mortgage-backed securities and high yield securities (otherwise known as “junk” bonds), and derivatives. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.
The foreign securities held by the Underlying Funds generally will be from issuers in both developed and emerging markets. The Fund, through the Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the Growth Blended Composite. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
The Growth Blended Composite, an unmanaged index compiled by the Adviser, is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. The Fund’s risk management strategy may cause the Fund’s return to trail the unhedged return of the Growth Blended Composite index in strong, increasing markets.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
2LVIP Global Growth Allocation Managed Risk Fund

The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures or options contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally,
LVIP Global Growth Allocation Managed Risk Fund3

foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
4LVIP Global Growth Allocation Managed Risk Fund

•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
LVIP Global Growth Allocation Managed Risk Fund5

Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	8.61%
Lowest Quarterly Return	Q1 2020	(11.63%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Global Growth Allocation Managed Risk Fund – Standard Class	-18.68%	1.05%	3.74%
LVIP Global Growth Allocation Managed Risk Fund – Service Class	-18.88%	0.80%	3.48%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	-19.13%	9.13%	12.37%
Growth Blended Composite (reflects no deductions for fees, expenses or taxes)	-16.07%	4.53%	6.99%
*
The Growth Blended Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. The Growth Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the Growth Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

Milliman Portfolio Managers	Company Title	Experience with Fund
Jeff Greco, FRM	Senior Director – Head of Strategy Research	Since May 2016
Adam Schenck, CFA	Managing Director, Head of Fund Services	Since May 2016
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since April 2021
Ruby Shi	Portfolio Manager	Since August 2019
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
6LVIP Global Growth Allocation Managed Risk Fund

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Global Growth Allocation Managed Risk Fund7

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 70% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 30% of the assets in Underlying Funds invest primarily in fixed income securities (bonds).
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund's largest allocation is to Underlying Funds that invest primarily in domestic and foreign equity securities, including large-, medium-, and small-cap companies that exhibit growth and value characteristics. A smaller allocation of assets invests in Underlying Funds that invest primarily in domestic and foreign fixed-income securities, including mortgage-backed securities, high yield securities (otherwise known as “junk” bonds) and derivatives. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). The mortgage-related securities primarily are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that have a high credit rating.
Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, so that principal and interest adjust to reflect changes in the index.
The foreign securities held by the Underlying Funds generally will be from issuers in both developed and emerging markets. The Fund, through the Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the Growth Blended Composite. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the Underlying Funds’ investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
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Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. The foreign equity and fixed-income securities may include issuers from emerging market countries. Emerging market stocks are issued by companies from an emerging country. An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI.
The Fund’s performance can be measured against that of its composite index, the Growth Blended Composite, an index compiled by the Fund’s adviser. This index is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. This index does not reflect a managed risk strategy such as the Fund’s risk management strategy. Accordingly, the Fund’s risk management strategy may cause the Fund’s return to trail the un-hedged return of the Growth Blended Composite index in strong, increasing markets.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s the risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is
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affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of
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a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
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In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
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Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or
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negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retraces such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.24% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Jay Shearon, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

15

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

Sub-Adviser
Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Jeff Greco, Adam Schenck, Maria Schiopu and Ruby Shi are responsible for the day-to-day management of the Fund's risk management overlay.

Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with
Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program.
Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management.
Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in finan-
cial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody's Analytics and was
involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an M.P.S in
Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a
B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
16

The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
17

The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
18

Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
19

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.603	$ 14.964	$ 14.561	$ 13.467	$ 14.765
Income (loss) from investment operations:
Net investment income[1]	0.248	0.250	0.210	0.275	0.288
Net realized and unrealized gain (loss)	(3.169)	1.648	0.632	1.826	(1.224)
Total from investment operations	(2.921)	1.898	0.842	2.101	(0.936)
Less dividends and distributions from:
Net investment income	(0.284)	(0.491)	(0.317)	(0.331)	(0.362)
Net realized gain	(1.195)	(0.768)	(0.122)	(0.676)	—
Return of capital	(0.025)	—	—	—	—
Total dividends and distributions	(1.504)	(1.259)	(0.439)	(1.007)	(0.362)
Net asset value, end of period	$ 11.178	$ 15.603	$ 14.964	$ 14.561	$ 13.467
Total return[2]	(18.68%)	12.77%	5.86%	15.86%	(6.33%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$217,367	$274,559	$251,167	$244,405	$215,402
Ratio of expenses to average net assets[3]	0.29%	0.28%	0.29%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.29%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.89%	1.58%	1.49%	1.91%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.88%	1.57%	1.48%	1.91%	1.96%
Portfolio turnover	19%	15%	24%	17%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
20

	LVIP Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.602	$ 14.964	$ 14.562	$ 13.470	$ 14.763
Income (loss) from investment operations:
Net investment income[1]	0.215	0.210	0.174	0.239	0.251
Net realized and unrealized gain (loss)	(3.168)	1.646	0.630	1.823	(1.220)
Total from investment operations	(2.953)	1.856	0.804	2.062	(0.969)
Less dividends and distributions from:
Net investment income	(0.250)	(0.450)	(0.280)	(0.294)	(0.324)
Net realized gain	(1.195)	(0.768)	(0.122)	(0.676)	—
Return of capital	(0.025)	—	—	—	—
Total dividends and distributions	(1.470)	(1.218)	(0.402)	(0.970)	(0.324)
Net asset value, end of period	$ 11.179	$ 15.602	$ 14.964	$ 14.562	$ 13.470
Total return[2]	(18.88%)	12.49%	5.59%	15.56%	(6.56%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,633,951	$7,753,483	$7,757,915	$8,302,212	$7,976,326
Ratio of expenses to average net assets[3]	0.54%	0.53%	0.54%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.54%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.64%	1.33%	1.24%	1.66%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.32%	1.23%	1.66%	1.71%
Portfolio turnover	19%	15%	24%	17%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
21

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
22

Lincoln Variable Insurance Products Trust
LVIP Global Moderate Allocation Managed Risk Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Global Moderate Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Global Moderate Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Global Moderate Allocation Managed Risk Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)[1]	0.46%	0.46%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.76%	1.01%
Less Fee Waiver[3]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.74%	0.99%
1
Acquired Fund Fees and Expenses have been restated to reflect current fees based on estimated allocations to underlying funds.
2
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.015% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$76	$241	$420	$940
Service Class	$101	$320	$556	$1,234
LVIP Global Moderate Allocation Managed Risk Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (“Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 60% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 40% of the assets in Underlying Funds invest primarily in fixed income securities (bonds).
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund's largest allocation is made to Underlying Funds that invest primarily in domestic and foreign equity securities, including securities of large-, medium-, and small-cap companies and those with growth and value characteristics. A smaller allocation is made to Underlying Funds that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities and high yield securities (otherwise known as “junk” bonds), and derivatives. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.
The foreign securities held by the Underlying Funds generally is from issuers in both developed and emerging markets. The Fund, through the Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the Moderate Blended Composite. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
The Moderate Blended Composite, an index compiled by the Adviser, is constructed as follows: 40% Bloomberg U.S. Aggregate Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. The Fund’s risk management strategy may cause the Fund’s return to trail the un-hedged return of the Moderate Blended Composite index in strong, increasing markets.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
2LVIP Global Moderate Allocation Managed Risk Fund

The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures or options contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally,
LVIP Global Moderate Allocation Managed Risk Fund3

foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
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U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
4LVIP Global Moderate Allocation Managed Risk Fund

•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
LVIP Global Moderate Allocation Managed Risk Fund5

Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	7.49%
Lowest Quarterly Return	Q1 2020	(10.20%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Global Moderate Allocation Managed Risk Fund – Standard Class	-17.38%	1.11%	3.56%
LVIP Global Moderate Allocation Managed Risk Fund – Service Class	-17.58%	0.86%	3.30%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Moderate Blended Composite (reflects no deductions for fees, expenses or taxes)	-15.69%	4.11%	6.31%
*
The Moderate Blended Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 40% Bloomberg U.S. Aggregate Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. The Moderate Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the Moderate Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

Milliman Portfolio Managers	Company Title	Experience with Fund
Jeff Greco, FRM	Senior Director – Head of Strategy Research	Since May 2016
Adam Schenck, CFA	Managing Director, Head of Fund Services	Since May 2016
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since April 2021
Ruby Shi	Portfolio Manager	Since August 2019
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
6LVIP Global Moderate Allocation Managed Risk Fund

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Global Moderate Allocation Managed Risk Fund7

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (“Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 60% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 40% of the assets in Underlying Funds invest primarily in fixed income securities (bonds).
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund's largest allocation is to Underlying Funds that invest primarily in domestic and foreign equity securities, including securities of large-, medium-, and small-cap companies and those with growth and value characteristics. A smaller allocation is made to Underlying Funds that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities and high yield securities (otherwise known as “junk” bonds), and derivatives. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). The mortgage-related securities primarily are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that have a high credit rating.
Both U.S. and foreign fixed income securities may include inflation-indexed bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, so that principal and interest adjust to reflect changes in the index.
The foreign securities held by the Underlying Funds generally will be from issuers in both developed and emerging markets. The Fund, through the Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the Moderate Blended Composite. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
8

Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the Underlying Funds’ investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. The foreign equity and fixed income securities may include issuers from emerging market countries. Emerging market stocks are issued by companies from an emerging country. An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase.
The Fund’s performance can be measured against that of its composite index, the Moderate Blended Composite, an index compiled by the Adviser. This index is constructed as follows: 40% Bloomberg U.S. Aggregate Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. This index does not reflect a managed risk strategy such as the Fund’s risk management strategy. Accordingly, the Fund’s risk management strategy may cause the Fund’s return to trail the unhedged return of the Moderate Blended Composite index in strong, increasing markets.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s the risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
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The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of
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assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
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Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retraces such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s
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investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.24% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Jay Shearon, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

15

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

Sub-Adviser
Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Jeff Greco, Adam Schenck, Maria Schiopu and Ruby Shi are responsible for the day-to-day management of the Fund's risk management overlay.

Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with
Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program.
Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management.
Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in finan-
cial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody's Analytics and was
involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an M.P.S in
Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a
B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
16

The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
17

The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
19

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.824	$ 15.264	$ 14.876	$ 13.850	$ 15.105
Income (loss) from investment operations:
Net investment income[1]	0.272	0.266	0.212	0.288	0.310
Net realized and unrealized gain (loss)	(3.026)	1.377	0.680	1.761	(1.128)
Total from investment operations	(2.754)	1.643	0.892	2.049	(0.818)
Less dividends and distributions from:
Net investment income	(0.310)	(0.491)	(0.308)	(0.347)	(0.370)
Net realized gain	(1.111)	(0.592)	(0.196)	(0.676)	(0.067)
Return of capital	(0.030)	—	—	—	—
Total dividends and distributions	(1.451)	(1.083)	(0.504)	(1.023)	(0.437)
Net asset value, end of period	$ 11.619	$ 15.824	$ 15.264	$ 14.876	$ 13.850
Total return[2]	(17.38%)	10.82%	6.10%	15.02%	(5.43%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$181,278	$239,240	$230,183	$231,407	$206,919
Ratio of expenses to average net assets[3]	0.28%	0.28%	0.29%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.02%	1.66%	1.46%	1.96%	2.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.00%	1.64%	1.45%	1.96%	2.06%
Portfolio turnover	19%	15%	25%	19%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
20

	LVIP Global Moderate Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.818	$ 15.259	$ 14.872	$ 13.848	$ 15.100
Income (loss) from investment operations:
Net investment income[1]	0.238	0.226	0.176	0.251	0.272
Net realized and unrealized gain (loss)	(3.022)	1.375	0.677	1.759	(1.125)
Total from investment operations	(2.784)	1.601	0.853	2.010	(0.853)
Less dividends and distributions from:
Net investment income	(0.277)	(0.450)	(0.270)	(0.310)	(0.332)
Net realized gain	(1.111)	(0.592)	(0.196)	(0.676)	(0.067)
Return of capital	(0.030)	—	—	—	—
Total dividends and distributions	(1.418)	(1.042)	(0.466)	(0.986)	(0.399)
Net asset value, end of period	$ 11.616	$ 15.818	$ 15.259	$ 14.872	$ 13.848
Total return[2]	(17.58%)	10.54%	5.83%	14.73%	(5.67%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,639,542	$6,282,579	$6,317,244	$6,612,145	$6,314,626
Ratio of expenses to average net assets[3]	0.53%	0.53%	0.54%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.77%	1.41%	1.21%	1.71%	1.81%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.39%	1.20%	1.71%	1.81%
Portfolio turnover	19%	15%	25%	19%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
22

Lincoln Variable Insurance Products Trust
LVIP Government Money Market Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Government Money Market Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Government Money Market Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Government Money Market Fund (the “Fund”) is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.35%	0.35%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.41%	0.66%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$42	$132	$230	$518
Service Class	$67	$211	$368	$822
Principal Investment Strategies
The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash (“99.5% policy”). The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
In addition to the Fund’s 99.5% policy, the Fund, under normal circumstances, invests at least 80% of its assets in government securities, which includes U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or repurchase agreements secured by such obligations.
LVIP Government Money Market Fund1

Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Below are specific principal risks of investing in the Fund.
•
Credit Risk (Money Market). Credit risk refers to the possibility that the issuer of a debt security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
•
Income Risk. Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and proceeds are reinvested in securities with different interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Repurchase Agreement Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.
•
Stable Net Asset Value Risk. The Fund may not be able to maintain a stable net asset value (“NAV”) of $10.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.
•
U.S. Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary.
•
U.S. Government Obligations Risk. Certain U.S. Government agencies and U.S. Government sponsored enterprises are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
•
Variable and Floating Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Certain of these securities may be subject to greater liquidity risks.
•
When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.
•
IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
2LVIP Government Money Market Fund

Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	0.79%
Lowest Quarterly Return	Q1 2022	0.00%
The Fund’s 7-day, net yield for the period ended December 31, 2022 was 3.77%.
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Government Money Market Fund – Standard Class	1.31%	0.95%	0.53%
LVIP Government Money Market Fund – Service Class	1.14%	0.81%	0.43%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: BlackRock Advisors, LLC (“BlackRock”)
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Government Money Market Fund3

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash (“99.5% policy”). The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
The Fund invests 99.5% or more of its total assets in cash, government securities and/or repurchase agreements secured by such obligations or cash so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940.
As a government money market fund, the Fund will (i) be permitted to use the amortized cost method of valuation to seek to maintain a $10.00 share price and (ii) will not be subject to a liquidity fee and/or a redemption gate on Fund redemptions. The Board of Trustees has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders are provided with specific advance notice of the change.
In addition to the Fund’s 99.5% policy, the Fund, under normal circumstances, invests at least 80% of its assets in government securities, which includes U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or repurchase agreements secured by such obligations.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in a portfolio of government securities only upon 60 days' notice to shareholders.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Below are specific principal risks of investing in the Fund.
Credit Risk (Money Market). Credit risk refers to the possibility that the issuer of a debt security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Income Risk. The Fund’s yield will vary as short-term securities in its portfolio mature and proceeds are reinvested in securities with different interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
4

Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Repurchase Agreement Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. Also, if the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.
Stable Net Asset Value Risk. The Fund may not be able to maintain a stable net asset value (“NAV”) of $10.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.
U.S. Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary.
U.S. Government Obligations Risk. Certain U.S. Government agencies and U.S. Government sponsored enterprises are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. Securities issued by the entities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary.
Variable and Floating Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Although, when interest rates decline, there will be a reduction in the payments of interest received by the Fund from its variable rate securities. Limits on the aggregate amount by which a variable rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates. Certain of these securities may be subject to greater liquidity risk, which could make them more difficult to sell at any given time.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, there could be losses both from the investment opportunity of the assets set aside to pay for the security and from any gains missed in the security’s price.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
5

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio manager are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.28% of the Fund's average net assets).
Sub-Adviser
BlackRock Advisors, LLC (“BlackRock”) is located at 100 Bellevue Parkway, Wilmington, DE 19809.
BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $8.6 trillion in assets under man-
agement as of December 31, 2022.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
6

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
7

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
8

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Government Money Market Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.129	0.001	0.028	0.178	0.138
Total from investment operations	0.129	0.001	0.028	0.178	0.138
Less dividends and distributions from:
Net investment income	(0.129)	(0.001)	(0.028)	(0.178)	(0.138)
Total dividends and distributions	(0.129)	(0.001)	(0.028)	(0.178)	(0.138)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[1]	1.31%	0.02%	0.28%	1.79%	1.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$595,507	$595,455	$554,767	$544,284	$493,231
Ratio of expenses to average net assets[2]	0.33%	0.07%	0.29%	0.48%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.41%	0.42%	0.42%	0.45%	0.46%
Ratio of net investment income to average net assets[2]	1.35%	0.01%	0.23%	1.77%	1.38%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.27%	(0.34%)	0.10%	1.80%	1.41%

[1]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[2]
The Fund recouped management fees during the years ended December 31, 2019 and 2018, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03% and 0.03%, respectively.

9

	LVIP Government Money Market Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.114	0.001	0.019	0.153	0.113
Net realized and unrealized gain	—	—	0.001	—	—
Total from investment operations	0.114	0.001	0.020	0.153	0.113
Less dividends and distributions from:
Net investment income	(0.114)	(0.001)	(0.020)	(0.153)	(0.113)
Total dividends and distributions	(0.114)	(0.001)	(0.020)	(0.153)	(0.113)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[1]	1.14%	0.02%	0.21%	1.54%	1.14%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$671,258	$478,959	$502,246	$320,489	$287,330
Ratio of expenses to average net assets[2]	0.52%	0.07%	0.33%	0.73%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.66%	0.67%	0.67%	0.70%	0.71%
Ratio of net investment income (loss) to average net assets[2]	1.16%	0.01%	0.19%	1.52%	1.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.02%	(0.59%)	(0.15%)	1.55%	1.16%

[1]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[2]
The Fund recouped management fees during the years ended December 31, 2019 and 2018, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03% and 0.03%, respectively.

10

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
11

Lincoln Variable Insurance Products Trust
LVIP Invesco Select Equity Income Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Invesco Select Equity Income Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.57%	0.57%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	0.67%	1.02%
Less Expense Reimbursement[1]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.57%	0.92%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.565% of the Fund’s average daily net assets for the Standard Class (and 0.915% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. This agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$58	$204	$363	$825
Service Class	$94	$315	$554	$1,239
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
LVIP Invesco Select Equity Income Managed Volatility Fund1

Principal Investment Strategies
The Fund, under normal circumstances, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities. The Fund pursues its investment objective by primarily investing in a broad and diverse group of equity and income securities, as well as derivatives and other investments that have economic characteristics similar to such securities. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. Invesco Advisers, Inc. (“Invesco Advisers”) and Invesco Capital Management LLC (“Invesco Capital”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser intends to allocate approximately 70% of the portion of the Fund’s assets not subject to the overlay to Invesco Advisers and approximately 30% of the portion of the Fund’s assets not subject to the overlay to Invesco Capital. Such allocations are subject to change at the discretion of the Adviser.
The Fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which the Fund invests are large-capitalization issuers. The Fund invests a large percentage of its assets in income-producing equity investments, such as preferred securities and real estate investment trusts (REITs), although it may also invest in non-income producing equities. It is the current operating policy of the Fund to invest in debt securities rated investment grade. This operating policy does not apply to convertible securities, which are selected primarily on the basis of their equity characteristics. The Fund, to a lesser extent, also may invest in securities of foreign issuers, which may include depositary receipts. The Fund may use derivatives, such as forward foreign currency contracts, futures contracts and options, to seek to enhance investment returns or to mitigate risk and to hedge against adverse movements in foreign currencies. The Fund may engage in frequent and active trading of portfolio investments.
The Fund also invests in U.S. Government obligations, including Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Invesco Advisers selects securities based on a security’s potential for income with safety of principal and long-term growth of capital. Invesco Advisers emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. The Adviser looks for catalysts for change that may positively impact a company. Invesco Advisers look for catalysts for change that may positively impact a company. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as improvement in industry conditions or a regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Invesco Advisers also selects dividend-paying equity securities of companies that exhibit strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. Invesco Advisers seeks to provide a solid foundation for investors’ portfolios by employing a total return approach, emphasizing capital appreciation, dividend income and capital preservation.
Invesco Advisers may sell a security when it no longer materially meets Invesco Advisers’ investment criteria, including when, in the opinion of Invesco Advisers, a stock reaches its estimated fair valuation (target price), a company's fundamental business prospects deteriorate, or a more attractive opportunity presents itself.
Invesco Capital, using an indexing strategy, generally will invest at least 80% of the Fund’s assets allocated to it in equal-weighted securities in the Invesco U.S. Large Cap Equal Weight Index (the “Invesco Index”). The Invesco Index seeks to measure the aggregate performance of the largest publicly traded companies in the U.S. Equal weighting may lead to more uniform contribution to index’s return across the spectrum of constituents. Pursuant to the indexing strategy, Invesco Capital typically will not buy or sell a security unless that security is added or removed, respectively, from the Invesco Index. The Invesco Index is an unmanaged index compiled by Invesco Indexing LLC.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency
2LVIP Invesco Select Equity Income Managed Volatility Fund

derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
•
Dividend Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time.
•
Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
•
Rights Risk. If the Fund does not exercise its subscription rights to purchase common stock, the Fund’s interest in the issuing company would be diluted. The market for such rights is not well developed, and, accordingly, the Fund also may not always realize full value on the sale of rights.
•
Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, liquidity risk and volatility.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
LVIP Invesco Select Equity Income Managed Volatility Fund3

•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
U.S. Government Obligations Risk. Certain U.S. Government agencies and U.S. Government sponsored enterprises are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
4LVIP Invesco Select Equity Income Managed Volatility Fund

•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
Effective February 11, 2019, the Fund changed its investment strategy from a fund of funds to a sub-advised fund. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	15.62%
Lowest Quarterly Return	Q1 2020	(16.90%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP Invesco Select Equity Income Managed Volatility Fund – Standard Class	-6.92%	5.55%	5.18%	1/2/14
LVIP Invesco Select Equity Income Managed Volatility Fund – Service Class	-7.26%	5.18%	4.81%	1/2/14
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-7.54%	6.67%	8.07%
LVIP Invesco Select Equity Income Composite (reflects no deductions for fees, expenses or taxes)	-8.36%	6.00%	7.27%
*
The LVIP Invesco Select Equity Income Composite is an unmanaged index compiled by LFI, the Fund’s Adviser. The LVIP Invesco Select Equity Income Composite
LVIP Invesco Select Equity Income Managed Volatility Fund5

is constructed as follows: 85% Russell 1000®Value Index and 15%Bloomberg U.S. Govt/Credit Index. The performance of the LVIP Invesco Select Equity Income Composite does not reflect the impact of the managed volatility strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Invesco Advisers, Inc. (“Invesco Advisers”)
Investment Sub-Adviser: Invesco Capital Management LLC (“Invesco Capital”)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

Invesco Advisers Portfolio Managers	Company Title	Experience with Fund
Peter Santoro, CFA	Portfolio Manager (lead)	Since March 2021
Brian Jurkash	Portfolio Manager (co-lead)	Since February 2019
Matthew Titus, CFA	Portfolio Manager (co-lead)	Since February 2019
Chuck Burge	Portfolio Manager	Since February 2019
Sergio Marcheli	Portfolio Manager	Since February 2019
Chris McMeans, CFA	Portfolio Manager	Since February 2019
Caroline Le Feuvre	Portfolio Manager	Since February 2020
Craig Leopold, CFA	Portfolio Manager	Since March 2022

Invesco Capital Portfolio Managers	Company Title	Experience with Fund
Peter Hubbard	Head of Equities and Director of Portfolio Management	Since February 2019
Michael Jeanette	Senior Portfolio Manager	Since February 2019
The individuals responsible for the Fund’s managed volatility strategy are:

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
6LVIP Invesco Select Equity Income Managed Volatility Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Invesco Select Equity Income Managed Volatility Fund7

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval. The Fund, under normal circumstances, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities. The Fund pursues its investment objective by primarily investing in a broad and diverse group of equity and income securities, as well as derivatives and other investments that have economic characteristics similar to such securities. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. Invesco Advisers, Inc. (“Invesco Advisers”) and Invesco Capital Management LLC (“Invesco Capital”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser intends to allocate approximately 70% of the portion of the Fund’s assets not subject to the overlay to Invesco Advisers and approximately 30% of the portion of the Fund’s assets not subject to the overlay to Invesco Capital. Such allocations are subject to change at the discretion of the Adviser.
The Fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which the Fund invests are large-capitalization issuers. The Fund invests a large percentage of its assets in income-producing equity investments, such as preferred securities and real estate investment trusts (REITs), although it may also invest in non-income producing equities. It is the current operating policy of the Fund to invest in debt securities rated investment grade. This operating policy does not apply to convertible securities, which are selected primarily on the basis of their equity characteristics. The Fund, to a lesser extent, also may invest in securities of foreign issuers, which may include depositary receipts. The Fund may use derivatives, such as forward foreign currency contracts, futures contracts and options, to seek to enhance investment returns or to mitigate risk and to hedge against adverse movements in foreign currencies. The Fund may engage in frequent and active trading of portfolio investments.
The Fund also invests in U.S. Government obligations, including Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Invesco Advisers selects securities based on a security’s potential for income with safety of principal and long-term growth of capital. Invesco Advisers emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. The Adviser looks for catalysts for change that may positively impact a company. Invesco Advisers look for catalysts for change that may positively impact a company. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as improvement in industry conditions or a regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company.
Invesco Advisers also selects dividend-paying equity securities of companies that exhibit strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. Invesco Advisers seeks to provide a solid foundation for investors’ portfolios by employing a total return approach, emphasizing capital appreciation, dividend income and capital preservation.
Invesco Advisers may sell a security when it no longer materially meets Invesco Adviser’s investment criteria, including when, in the opinion of Invesco Advisers, a stock reaches its estimated fair valuation (target price), a company’s fundamental business prospects deteriorate, or a more attractive opportunity presents itself.
Invesco Capital, using an indexing strategy, generally will invest at least 80% of the Fund’s assets allocated to it in equal-weighted securities in the Invesco U.S. Large Cap Equal Weight Index (the “Invesco Index”). The Invesco Index seeks to measure the aggregate performance of the largest publicly traded companies in the U.S. Equal weighting may lead to more uniform contribution to index’s return across the spectrum of constituents. Pursuant to the indexing strategy, Invesco Capital typically will not buy or sell a security unless that security is added or removed, respectively, from the Invesco Index. The Invesco Index is an unmanaged index compiled by Invesco Indexing LLC.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
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Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Dividend Risk. Because most of the corporate loans held by the underlying funds and/or ETFs will have floating or variable interest rates, the amounts of the underlying funds’ and/or ETFs’ monthly distributions to its stockholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to stockholders will likewise decrease.
Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Rights Risk. If the Fund does not exercise its subscription rights to purchase common stock, the Fund’s interest in the issuing company would be diluted. Rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The market for such rights is not well developed, and, accordingly, the Fund also may not always realize full value on the sale of rights.
Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, and liquidity risk. At times, participants in bond markets may develop concerns about the ability of certain issuers to make timely principal and interest payments, or they may
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develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular bonds or in the overall bond markets and the related derivatives markets, which could hamper the ability to sell the bond investments or to find and purchase suitable investments.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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U.S. Government Obligations Risk. Certain U.S. Government agencies and U.S. Government sponsored enterprises are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. Securities issued by the entities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce
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some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Advisers: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.57% of the Fund's average net assets).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

14

Sub-Adviser
Invesco Advisers, Inc. (“Invesco Advisers”), is located at 1555 Peachtree Street, N.E., Atlanta, Georgia
30309. Invesco, as successor in interest to multiple investment advisers, is an indirect, wholly owned sub-
sidiary of Invesco Ltd., a publicly traded company, that through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2022, Invesco Advisers man-
aged approximately $702.1 billion in assets.

Invesco Advisers Portfolio Managers
Peter Santoro (lead), Brian Jurkash (co-lead), Matthew Titus (co-lead), Chuck Burge, Sergio Marcheli,
Christopher McMeans, Caroline Le Feuvre and Craig Leopold are responsible for the day-to-day manage-
ment of the Fund's assets allocated to Invesco Advisers.

Peter Santoro, CFA, Senior Portfolio Manager and Lead Portfolio Manager of Dividend Value Strategies,
has been responsible for the Fund and associated with Invesco since 2021. From 2003 to 2021, Mr.
Santoro was associated with Columbia Threadneedle Investments, where he served as a senior portfolio manager. Mr. Santoro graduated cum laude from Amherst College in 1994 and holds the Chartered Finan-
cial Analyst® designation.

Brian Jurkash (co-lead manager), Portfolio Manager, has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2000.
Matthew Titus, CFA (co-lead manager), Portfolio Manager, has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2016.
Chuck Burge, Portfolio Manager, has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2002.
Sergio Marcheli, Portfolio Manager, has been responsible for the Fund since 2019 and has been associ- ated with Invesco and/or its affiliates since 2010. .
Chris McMeans, CFA, Portfolio Manager, has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2008.
Caroline Le Feuvre, Portfolio Manager, has been responsible for the Fund since 2020 and has been asso- ciated with Invesco and/or its affiliates since 2014.
Craig Leopold, CFA, Portfolio Manager, has been responsible for the Fund since 2022 and has been asso- ciated with Invesco and/or its affiliates since 2022.
Sub-Adviser
Invesco Capital Management LLC (“Invesco Capital“), is located at 3500 Lacey Road, Suite 700, Downers
Grove, Illinois 60515. Invesco Capital is an indirect, wholly owned subsidiary of Invesco Ltd. As of Decem-
ber 31, 2022, Invesco Capital managed approximately $$173.9 billion in assets in its family of exchange-
traded registered management companies.

Invesco Capital Portfo- lio Managers	Peter Hubbard and Michael Jeanette are responsible for the day-to-day management of the portion of the Fund’s assets allocated to Invesco Capital.
Peter Hubbard, Head of Equities and Director of Portfolio Management of Invesco Capital, has been responsible for the Fund since 2019 and has been associated with Invesco Capital since 2005.
Michael Jeanette, Senior Portfolio Manager, has been responsible for the Fund since 2019 and has been associated with Invesco Capital since 2008.
Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

15

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
16

Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another
17

mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
18

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Invesco Select Equity Income Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]	12/31/18
Net asset value, beginning of period	$ 14.468	$ 12.356	$ 11.938	$ 10.135	$ 11.368
Income (loss) from investment operations:
Net investment income[3]	0.213	0.169	0.192	0.205	0.135
Net realized and unrealized gain (loss)	(1.284)	2.376	0.643	1.790	(1.171)
Total from investment operations	(1.071)	2.545	0.835	1.995	(1.036)
Less dividends and distributions from:
Net investment income	(0.233)	(0.207)	(0.188)	(0.189)	(0.197)
Net realized gain	(1.112)	(0.226)	(0.229)	(0.003)	—
Total dividends and distributions	(1.345)	(0.433)	(0.417)	(0.192)	(0.197)
Net asset value, end of period	$ 12.052	$ 14.468	$ 12.356	$ 11.938	$ 10.135
Total return[4]	(6.92%)	20.60%	7.32%	19.68%	(9.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,741	$3,262	$2,797	$2,461	$90
Ratio of expenses to average net assets[5]	0.57%	0.57%	0.57%	0.55%	0.14%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.66%	0.72%	0.76%	0.75%
Ratio of net investment income to average net assets	1.61%	1.21%	1.72%	1.81%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.51%	1.12%	1.57%	1.60%	0.58%
Portfolio turnover	74%	86%	65%	115%	12%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-
day management of a portion of the Fund's investment portfolio.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
19

	LVIP Invesco Select Equity Income Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]	12/31/18
Net asset value, beginning of period	$ 14.447	$ 12.338	$ 11.925	$ 10.135	$ 11.365
Income (loss) from investment operations:
Net investment income[3]	0.166	0.120	0.152	0.164	0.095
Net realized and unrealized gain (loss)	(1.282)	2.370	0.638	1.789	(1.168)
Total from investment operations	(1.116)	2.490	0.790	1.953	(1.073)
Less dividends and distributions from:
Net investment income	(0.188)	(0.155)	(0.148)	(0.160)	(0.157)
Net realized gain	(1.112)	(0.226)	(0.229)	(0.003)	—
Total dividends and distributions	(1.300)	(0.381)	(0.377)	(0.163)	(0.157)
Net asset value, end of period	$ 12.031	$ 14.447	$ 12.338	$ 11.925	$ 10.135
Total return[4]	(7.26%)	20.19%	6.94%	19.26%	(9.44%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$439,324	$525,078	$507,139	$507,045	$131,744
Ratio of expenses to average net assets[5]	0.92%	0.92%	0.92%	0.90%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.02%	1.01%	1.07%	1.11%	1.10%
Ratio of net investment income to average net assets	1.26%	0.86%	1.37%	1.46%	0.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.16%	0.77%	1.22%	1.25%	0.23%
Portfolio turnover	74%	86%	65%	115%	12%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-
day management of a portion of the Fund's investment portfolio.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
20

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
21

Lincoln Variable Insurance Products Trust
LVIP JPMorgan Core Bond Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP JPMorgan Core Bond Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan Core Bond Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP JPMorgan Core Bond Fund (the “Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)[2]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.51%	0.76%
1
Other Expenses are based on estimates for the current fiscal year.
2
Acquired Fund Fees and Expenses is based on estimated amounts for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$52	$164	$285	$640
Service Class	$78	$243	$422	$942
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
LVIP JPMorgan Core Bond Fund1

Principal Investment Strategies
The Fund is designed to maximize total return by investing in a portfolio of investment grade intermediate- and long-term debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations including treasury coupon strips and treasury principal strips and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.
Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, net assets include the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities. The Fund’s average weighted maturity will ordinarily range between four and 12 years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).
Securities will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. While not a part of the strategy the Fund may incidentally focus its investments in one or more regions or small groups of countries. J.P. Morgan Investment Management Inc. (“JPMIM” or the “sub-adviser”) may invest a significant portion or all of the Fund’s assets in mortgage-related and mortgage-backed securities in the sub-adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.
The sub-adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the sub-adviser looks for individual fixed income investments that it believes will perform well over market cycles. The sub-adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. As part of its security selection process, the sub-adviser seeks to assess the impact of environmental, social and governance factors on certain issuers in the universe in which the Fund may invest. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s investment objective is not fundamental. This means that the Fund’s Board of Trustees (Board) may change the Fund’s objective without obtaining shareholder approval. If the objective was changed, the Fund would notify shareholders at least 60 days before the change became effective.
The Fund’s 80% policy is not fundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities held by the Fund may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations
2LVIP JPMorgan Core Bond Fund

may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
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Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
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Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
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Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
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Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage- related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage- related and mortgage-backed securities, or debt securities. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub- prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
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Inverse Floater Risk. Inverse floaters and inverse IOs are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.
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Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
LVIP JPMorgan Core Bond Fund3

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Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
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Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
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Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
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Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of Fund securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non- cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
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Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
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ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund has adopted the historical performance of the JPMorgan Insurance Trust Core Bond Portfolio, a former series of JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2023. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2023. The returns presented for periods prior to May 1, 2023 reflect the performance of the Predecessor Fund, without adjustment to reflect the fees and expenses of the Fund.
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows how the Fund’s Standard Class investment results have varied from year to year for various periods compare with those of a broad measure of market performance. The bar chart shows historical performance of the Predecessor Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
4LVIP JPMorgan Core Bond Fund

Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	3.46%
Lowest Quarterly Return	Q1 2022	(5.47%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP JPMorgan Core Bond Fund – Standard Class	-12.58%	0.13%	1.07%
LVIP JPMorgan Core Bond Fund – Service Class	-12.74%	-0.11%	0.83%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)
Portfolio Managers

JPMIM Portfolio Managers	Company Title	Experience with Fund
Richard D. Figuly*	Managing Director, Lead Portfolio Manager	Since 2016
Justin Rucker*	Executive Director, Portfolio Manager	Since 2019
Steven Lear*	Managing Director, U.S. Chief Investment Officer	Since 2021
*Reflects Portfolio Managers’ experience with the Predecessor Fund.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
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Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP JPMorgan Core Bond Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The Fund is designed to maximize total return by investing in a portfolio of investment grade intermediate- and long-term debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations including treasury coupon strips and treasury principal strips and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.
Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, net assets include the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities. The Fund’s average weighted maturity will ordinarily range between four and 12 years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund's average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).
Securities will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. While not a part of the strategy the Fund may incidentally focus its investments in one or more regions or small groups of countries. J.P. Morgan Investment Management Inc. (“JPMIM” or the “sub-adviser”) may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities in the sub-adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.
The sub-adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the sub-adviser looks for individual fixed income investments that it believes will perform well over market cycles. The sub-adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. The sub-adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its security selection process, the sub-adviser seeks to assess the impact of environmental, social and governance factors on certain issuers in the universe in which the Fund may invest. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
Credit Quality. The Fund limits its investments to investment grade securities or the unrated equivalent.
A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The sub-adviser will consider such an event in determining whether the Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. The Fund uses the methodology described below to determine the credit quality of its investments.
For the Fund, investment grade securities are securities that have been determined to be investment grade (for example, the equivalent of BBB- or higher) based on ratings by the following NRSROs - Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch), DBRS Morningstar and Kroll and the following methodology. Securities that have received ratings from more than one of these NRSROs are considered investment grade if any one of the NRSROs has rated the security investment grade. If none of these NRSROs rate a security, the sub-adviser must determine that it is of comparable quality to an investment grade security or a non-investment grade security, respectively, in order for such security to be treated as an investment grade or a non-investment grade security, respectively.
As indicated in the summary of Principal Investment Strategies above, the Fund may invest in “sub-prime” mortgage-related securities. “Subprime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In general, these borrowers have impaired or limited credit history.
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Average Weighted Maturity. The Fund’s average weighted maturity will ordinarily range between 4 and 12 years. The Fund will have a longer or shorter average weighted maturity under certain market conditions, and the Fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value). Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates.
Usually the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund. Because the Fund holds asset-backed, mortgage-backed and similar securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.
Investment Strategies. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this fundamental policy, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities, inverse floaters, and zero-coupon obligations, pay-in-kind, and deferred payment obligations.
The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.
Additional Strategies. The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. Although the use of derivatives is not a principal strategy of the Fund, the Fund may use futures contracts, options, swaps and other instruments from time to time to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.
The Fund may invest in loan participations and assignments (Loans) although the Fund does not currently use Loans as part of its principal investment strategy.
Although not main investment strategies, the Fund may also utilize:
• other investment companies
• exchange-traded funds (ETFs)
• affiliated money market funds
The Fund may utilize these investment strategies to a greater or lesser degree. If a strategy is a main investment strategy for the Fund, it is summarized in the summary of Principal Investment Strategies above.
ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
The Fund may invest in exchange traded funds (ETFs) in order to gain exposure to particular markets including foreign and emerging markets or asset classes. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must limit its investments in a single ETF to 3% of the ETFs total assets, 5% of the Portfolio’s total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
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Please note that the Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in debt securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Interest Rate Risk. The Fund invests in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.
Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present risks to debt instruments, and such risks are heightened as these actions are reversed or ineffective in achieving their desired outcomes. In light of these actions and current conditions, including fluctuating global inflation and interest rates, the current environment is exposing debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. There is a risk that issuers and/or a counterparty to a security, contract, repurchase agreement or other investment will not make payments on securities, repurchase agreements or other investments held by the Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions, including the conditions resulting from the COVID-19 pandemic. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to
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changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, asset-backed, mortgage-backed and mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. In periods of either rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-backed and mortgage-related investments that include so-called “sub-prime” mortgages (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default). The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of the Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
The Fund may invest in CMOs. CMOs debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be particularly sensitive to changes in prevailing interest rates.
The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
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Inverse Floater Risk. The Fund may use inverse floaters and inverse IOs which are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collect- ability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income; and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the sub-adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the sub-adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets.
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Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. The relevance and weightings of specific ESG factors can vary across individual portfolio holdings, asset classes, sectors and strategies. No one factor or consideration is determinative. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance. Moreover, ESG information is in many instances qualitative and therefore subjective. There are significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers. The approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory changes.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (effective advisory fee is 0.40% of the Fund’s average daily net assets).
Sub-Adviser
J.P. Morgan Investment Management Inc. (”JPMIM“) is a wholly-owned subsidiary of JPMorgan Asset
Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of December 31, 2022,
JPMIM and its affiliates had $2.4 trillion in assets under management.

JPMIM Portfolio Managers	Richard Figuly, Justin Rucker, and Steven Lear are responsible for the day-to-day management of the Fund's assets.

Richard Figuly, Managing Director, is the lead portfolio manager responsible for day-to-day management of the Fund. An employee of JPMIM or predecessor firms since 1993 and a portfolio manager for the Fund since March 2016, Mr. Figuly is a member of JPMIM’s Global Fixed Income, Currency, & Commodities
Group (GFICC) and head of GFICC’s Core Bond team responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. An employee of JPMIM since 2006 and a portfolio manager of the Fund since 2019.

Justin Rucker, Executive Director, is a member of the GFICC group and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios. An employee of JPMIM since 2008 and a portfolio manager of the Fund since January 2021.

Steven Lear, CFA, Managing Director and CFA charterholder, is the U.S. Chief Investment Officer within the GFICC team responsible for oversight and management of fixed income investment strategies in the
U.S. and a portfolio manager of the Fund since 2021.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts will be in the Fund's first annual or semiannual report to shareholders following the Fund's commencement of operations.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
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To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
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Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2022 has been audited by PricewaterhouseCoopers LLP, (the “Predecessor Funds’ Auditor”), whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling 800-480-4111. The information for fiscal years ended prior to May 1, 2023 has been audited by the Predecessor Fund’s Auditor.

	LVIP JPMorgan Core Bond Fund Standard Class
	Year Ended
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net asset value, beginning of period	$11.34	$11.88	$11.24	$10.66	$10.94
Income (loss) from Investment operations:
Net investment income[1]	0.24	0.21	0.24	0.30	0.29
Net realized and unrealized gain (loss)	(1.66)	(0.37)	0.63	0.56	(0.29)
Total from investment operations	(1.42)	(0.16)	0.87	0.86	—[5]
Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.23)	(0.28)	(0.26)
Net realized gain	(0.05)	(0.16)	—	—	(0.02)
Total dividends and distributions	(0.25)	(0.38)	(0.23)	(0.28)	(0.28)
Net asset value, end of period	$9.67	$11.34	$11.88	$11.24	$10.66
Total return[2,3]	(12.58%)	(1.35%)	7.84%	8.18%	0.05%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$148,705	172,023	$190,891	$162,192	$158,167
Ratio of expenses to average net assets[4]	0.53%	0.53%	0.53%	0.58%	0.56%
Ratio of net investment income to average net assets	2.34%	1.79%	2.09%	2.70%	2.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.55%	0.54%	0.55%	0.58%	0.61%
Portfolio turnover rate	60%	93%	92%	20%	20%
1
Calculated based upon average shares outstanding.
2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
3
Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
4
Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
5
Amount rounds to less than $0.005.
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	LVIP JPMorgan Core Bond Fund Service Class
	Year Ended
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net asset value, beginning of period	$11.17	$11.72	$11.09	$10.53	$10.82
Income (loss) from Investment operations:
Net investment income[1]	0.21	0.17	0.21	0.27	0.26
Net realized and unrealized gain (loss)	(1.62)	(0.37)	0.63	0.55	(0.29)
Total from investment operations	(1.41)	(0.20)	0.84	0.82	(0.03)
Less dividends and distributions from:
Net investment income	(0.18)	(0.19)	(0.21)	(0.26)	(0.24)
Net realized gain	(0.05)	(0.16)	—	—	(0.02)
Total dividends and distributions	(0.23)	(0.35)	(0.21)	(0.26)	(0.26)
Net asset value, end of period	9.53	11.17	11.72	$11.09	$10.53
Total return[2,3]	(12.74%)	(1.66%)	7.68%	7.87%	(0.23)%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$321,729	$350,986	$340,885	$218,268	$150,156
Ratio of expenses to average net assets[4]	0.78%	0.78%	0.78%	0.83%	0.81%
Ratio of net investment income to average net assets	2.10%	1.54%	1.82%	2.45%	2.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.80%	0.79%	0.79%	0.83%	0.85%
Portfolio turnover rate	60%	93%	92%	20%	20%
1
Calculated based upon average shares outstanding.
2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
3
Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
4
Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
17

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
18

Lincoln Variable Insurance Products Trust
LVIP JPMorgan High Yield Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP JPMorgan High Yield Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan High Yield Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP JPMorgan High Yield Fund (the “Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.63%	0.63%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.71%	0.96%
Less Fee Waiver[1]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.67%	0.92%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets in excess of $150 million. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$68	$223	$391	$879
Service Class	$94	$302	$527	$1,174
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
LVIP JPMorgan High Yield Fund1

Principal Investment Strategies
The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.
The Fund, under normal circumstances, invests at least 80% of its assets in bonds, other debt securities, loan assignments and participations (“Loans”), commitments to purchase loan assignments (“Unfunded Commitments”) and preferred stocks that are rated below investment grade (otherwise known as “junk” bonds) or are unrated.
The Fund may invest up to 20% of its total assets in other securities, including investment grade debt securities. The Fund's average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may also invest up to 30% of its assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (”Senior Loans“), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (”Junior Loans“). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. The Fund may also invest up to 15% of its net assets in illiquid holdings and up to 15% of its total assets (including borrowings) in equity securities.
The Fund may invest up to 100% of total assets in below investment grade or unrated securities. Investments in unrated securities shall be limited to 25% of the Fund's assets. Below investment grade securities generally are rated in the fifth or lower rating categories (BB or lower by Standard & Poor's Corp. and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Such securities may include so-called ”distressed debt“ (i.e. securities of insurers experiencing financial or operating difficulties or operating in troubled industries), and such debt may be in or at risk of imminent default at the time of purchase.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments for risk management, and/or to seek to increase income or gain to the Fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The
2LVIP JPMorgan High Yield Fund

value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
LVIP JPMorgan High Yield Fund3

Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	8.32%
Lowest Quarterly Return	Q1 2020	(12.32%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP JPMorgan High Yield Fund – Standard Class	-10.23%	2.05%	3.49%
LVIP JPMorgan High Yield Fund – Service Class	-10.46%	1.80%	3.23%
ICE BofA U.S. High Yield Constrained Index (reflects no deductions for fees, expenses or taxes)	-11.21%	2.10%	3.94%
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses or taxes)	-11.18%	2.30%	4.03%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)
Portfolio Managers

JPMorgan Portfolio Managers	Company Title	Experience with Fund
Robert Cook, CFA	Managing Director	Since September 2019
Thomas Hauser, CFA	Managing Director	Since September 2019
Jeffrey Lovell,CFA	Managing Director	Since September 2019
James P. Shanahan, Jr.	Managing Director	Since May 2010
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
4LVIP JPMorgan High Yield Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP JPMorgan High Yield Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective. These objectives are non-fundamental and may be changed without shareholder approval.
The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.
The Fund, under normal circumstances, invests at least 80% of its assets in bonds, other debt securities, loan assignments and participations (“Loans”), commitments to purchase loan assignments (“Unfunded Commitments”) and preferred stocks that are rated below investment grade (otherwise known as “junk” bonds) or are unrated.
A bond is a debt security with a maturity of 90 days or more at the time of its issuance, and may include debt securities issued by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.
The Fund may invest up to 20% of its total assets in other securities, including investment grade debt securities. The Fund's average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may also invest up to 30% of its total assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (”Senior Loans“), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (”Junior Loans“). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. The Fund may also invest up to 15% of its net assets in illiquid holdings and up to 15% of its total assets (including borrowings) in equity securities.
The Fund may invest up to 100% of total assets in below investment grade or unrated securities. Investments in unrated securities shall be limited to 25% of the Fund's assets. Below investment grade securities generally are rated in the fifth or lower rating categories (BB or lower by Standard & Poor's Corp. and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Such securities may include so-called ”distressed debt“ (i.e. securities of insurers experiencing financial or operating difficulties or operating in troubled industries), and such debt may be in or at risk of imminent default at the time of purchase.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments for risk management, and/or to seek to increase income or gain to the Fund. The Fund may either be the buyer or the seller in a swap transaction.
The sub-adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For each securities issuer, the sub-adviser performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, the sub-adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund's investments that are considered to be the most risky.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in high yield debt securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
6

Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or
7

local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are
8

subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order
9

does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.59% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
J.P. Morgan Investment Management Inc. (”JPMIM“) is a wholly-owned subsidiary of JPMorgan Asset
Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of December 31, 2022,
JPMIM and its affiliates had $2.4 trillion in assets under management.

JP Morgan Portfolio Managers
Robert Cook, CFA, Thomas Hauser, CFA, Jeffrey Lovell, CFA, and James P. Shanahan, Jr. are responsible for the day-to-day management of the Fund's assets. The Fund's portfolio management team is led by Mr.
Cook.

Robert Cook, CFA, Managing Director, joined JPMorgan in 2004 and is the Head of the Global High Yield
in the Global Fixed Income, Currency & Commodities (GFICC) group. In this role, Mr. Cook is responsible for managing high yield total return strategies and subadvised mutual fund assets. Mr. Cook is also a member of the Global Fixed Income Macro Strategy team. Mr. Cook holds a B.S. in finance from Indiana
University, is a member of the Indianapolis Society of Financial Analysts and is a CFA charterholder.

Thomas Hauser, CFA, Managing Director, joined JPMorgan in 2004 and is a senior portfolio manager within the Global High Yield team. In this role, Mr. Hauser is responsible for managing high yield total return strategies and subadvised mutual fund assets with an emphasis on the U.S. dollar high yield mar-
ket. Mr. Hauser holds a B.S. in finance from Miami (Ohio) University, is a member of the Indianapolis Soci-
ety of Financial Analysts and is a CFA charterholder.

Jeffrey Lovell, CFA, Managing Director, joined JPMorgan in 2004 and is a senior portfolio manager within the Global High Yield team. Mr. Lovell holds a B.S. in finance and political economy from Hillsdale College, is a member of the Indianapolis Society of Financial Analysts and is a CFA charterholder.

James P. Shanahan, Jr., Managing Director, joined JPMorgan in 1986 and is a senior portfolio manager within the Global High Yield team. Mr. Shanahan holds an B.A. from Xavier University and a J.D. from the
University of Cincinnati College of Law.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
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The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP JPMorgan High Yield Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.804	$ 10.624	$ 10.558	$ 9.898	$ 10.802
Income (loss) from investment operations:
Net investment income[1]	0.497	0.453	0.519	0.598	0.600
Net realized and unrealized gain (loss)	(1.596)	0.227	0.062	0.673	(0.885)
Total from investment operations	(1.099)	0.680	0.581	1.271	(0.285)
Less dividends and distributions from:
Net investment income	(0.572)	(0.499)	(0.515)	(0.611)	(0.619)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(0.572)	(0.500)	(0.515)	(0.611)	(0.619)
Net asset value, end of period	$ 9.133	$ 10.804	$ 10.624	$ 10.558	$ 9.898
Total return[2]	(10.23%)	6.43%	5.56%	12.89%	(2.78%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$439,627	$624,429	$580,227	$604,222	$532,265
Ratio of expenses to average net assets	0.67%	0.66%	0.68%	0.68%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.71%	0.70%	0.72%	0.72%	0.71%
Ratio of net investment income to average net assets	5.00%	4.11%	5.05%	5.58%	5.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.96%	4.07%	5.01%	5.54%	5.54%
Portfolio turnover	11%	33%	43%	54%	46%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

14

	LVIP JPMorgan High Yield Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.798	$ 10.619	$ 10.555	$ 9.896	$ 10.800
Income (loss) from investment operations:
Net investment income[1]	0.471	0.424	0.492	0.571	0.573
Net realized and unrealized gain (loss)	(1.594)	0.227	0.061	0.672	(0.885)
Total from investment operations	(1.123)	0.651	0.553	1.243	(0.312)
Less dividends and distributions from:
Net investment income	(0.545)	(0.471)	(0.489)	(0.584)	(0.592)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(0.545)	(0.472)	(0.489)	(0.584)	(0.592)
Net asset value, end of period	$ 9.130	$ 10.798	$ 10.619	$ 10.555	$ 9.896
Total return[2]	(10.46%)	6.16%	5.30%	12.61%	(3.03%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$192,503	$250,402	$222,544	$214,551	$181,982
Ratio of expenses to average net assets	0.92%	0.91%	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.96%	0.95%	0.97%	0.97%	0.96%
Ratio of net investment income to average net assets	4.75%	3.86%	4.80%	5.33%	5.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.71%	3.82%	4.76%	5.29%	5.29%
Portfolio turnover	11%	33%	43%	54%	46%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP JPMorgan Mid Cap Value Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP JPMorgan Mid Cap Value Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan Mid Cap Value Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the JPMorgan Mid Cap Value (the “Fund”) is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.73%	0.98%
1
Other Expenses are based on estimates for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$75	$233	$406	$906
Service Class	$100	$312	$542	$1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the reconstitution of the Russell Midcap Value Index on March 31, 2023, the market capitalizations of the companies in the index ranged from $454.5 million to $57.32 billion. In implementing its main strategies, the Fund’s investments are primarily in
LVIP JPMorgan Mid Cap Value Fund1

common stocks and real estate investment trusts (REITs). Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, J.P. Morgan Investment Management Inc. (“JPMIM” or the “sub-adviser”) employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The sub-adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Fund invests. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the sub-adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s 80% policy is not fundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
The investment objective for the Fund is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredict- ably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities held by the Fund may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
•
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
•
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
•
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
2LVIP JPMorgan Mid Cap Value Fund

•
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions and may create leverage which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
•
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
•
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
•
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
•
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund has adopted the historical performance of the JPMorgan Insurance Trust Mid Cap Value Portfolio, a former series of JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2023. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2023. The pre-inception historical performance shown below for the Standard Class shares is based on the previous performance of the Predecessor Fund's Class 1 shares, without adjustment to reflect the fees and expenses of the Standard Class Shares of the Fund. No pre-inception historical performance is shown below for Service Class shares because the Predecessor Fund offered no equivalent class of shares.
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows how the Fund’s Standard Class investment results have varied from year to year for various periods compare with those of a broad measure of market performance. The Service Class of the Fund will commence operations on or about May 1, 2023. Once the Service Class of the Fund has had at least one full year of performance, average annual total returns will be included in this prospectus. The bar chart shows historical performance, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
LVIP JPMorgan Mid Cap Value Fund3

Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	19.54%
Lowest Quarterly Return	Q1 2020	(31.67%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP JPMorgan Mid Cap Value Fund – Standard Class	-8.16%	6.00%	9.98%
LVIP JPMorgan Mid Cap Value Fund – Service Class	—	—	—
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	-12.03%	5.72%	10.11%
(1)
The Service Class of the Fund will commence operations on or about May 1, 2023.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)
Portfolio Managers

JPMIM Portfolio Managers	Company Title	Experience with Fund
Jonathan K.L. Simon	Managing Director	Since 2001
Lawrence Playford, CPA, CFA	Managing Director	Since 2004
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
4LVIP JPMorgan Mid Cap Value Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP JPMorgan Mid Cap Value Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the reconstitution of the Russell Midcap Value Index on March 31, 2023, the market capitalizations of the companies in the index ranged from $454.5 million to $57.32 billion. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Fund, J.P. Morgan Investment Management Inc. (“JPMIM” or the “sub-adviser”) employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The sub-adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams. The sub-adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Fund invests. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals
The sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the sub-adviser identifies a stock that it believes offers a better investment opportunity.
The Fund will invest primarily in equity securities as described above. The Fund invests in common stock as a main strategy. Although currently not a main strategy, the Fund’s investments in equity securities may also include:
•
preferred stock
•
convertible securities
•
trust or partnership interests
•
warrants and rights to buy common stock.
The main investment strategies for the Fund may also include the following some of which may be equity securities:
•
REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate
•
derivatives, including futures
Although not main investment strategies, the Fund may also utilize the following some of which may be equity securities:
•
other investment companies
•
exchange-traded funds (ETFs)
•
affiliated money market funds
•
derivatives, including options and swaps
The Fund is also permitted to use derivatives such as futures, options, swaps and other instruments in order to hedge various investments, for risk management and/or to opportunistically enhance the Fund’s returns. In connection with its main investment strategies, the Fund may use futures to more effectively gain targeted equity exposure from its cash position. Under certain market conditions, the Fund’s use of derivatives for cash management or other investment management purposes could be significant.
ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the
6

underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying Fund.
Ordinarily, the Fund must limit its investments in a single ETF to 3% of the ETFs total assets, 5% of the Fund’s total assets and in all ETFs and other investment companies to 10% of its total assets. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940, as amended (1940 Act) are not subject to these percentage limitations. The Securities and Exchange Commission (SEC) adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
The Fund may utilize these instruments and investment strategies to a greater or lesser degree. If a strategy is a main investment strategy, it is summarized above.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions. The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% policy above.
Please note that the Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in medium-sized companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Mid Cap Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term.
7

Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Value Investing Risk. Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.
Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
The Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount and timing of distributions to shareholders.
Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
8

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the sub-adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the sub-adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. The relevance and weightings of specific ESG factors can vary across individual portfolio holdings, asset classes, sectors and strategies. No one factor or consideration is determinative. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance. Moreover, ESG information is in many instances qualitative and therefore subjective. There are significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers. The approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory changes.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an
9

existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (effective advisory fee is 0.65% of the Fund’s average daily net assets).
Sub-Adviser
J.P. Morgan Investment Management Inc. (“JPMIM”) is a wholly-owned subsidiary of JPMorgan Asset
Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of December 31, 2022,
JPMIM and its affiliates had $2.4 trillion in assets under management.

JPMIM Portfolio Managers	Jonathan Simon and Lawrence E. Playford are responsible for the day-to-day management of the Fund's assets.

Jonathan K.L. Simon is a Managing Director and a portfolio manager of the U.S. Equity Value Team within
JPMorgan. He joined the JPMorgan in 1980. Mr. Simon holds a M.A. in Mathematics from Oxford Univer-
sity.

Lawrence Playford, CPA, CFA, is a Managing Director and Portfolio Manager of the U.S. Equity Value
team. Mr. Playford joined JPMorgan in 1993. Mr. Playford holds a B.B.A. in Accounting from the University of Notre Dame and an M.B.A. in Finance from Fordham University. He is a Certified Public Accountant and
a Chartered Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts will be in the Fund's first annual or semiannual report to shareholders following the Fund's commencement of operations.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
10

In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
11

The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
12

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard class shares for the past five years. Because the Fund’s Service Class did not commence operations prior to the fiscal year end, no financial highlights are available for it. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2022 has been audited by PricewaterhouseCoopers LLP, (the “Predecessor Funds’ Auditor”), whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling 800-480-4111. The information for fiscal years ended prior to May 1, 2023 has been audited by the Predecessor Fund’s Auditor.

	LVIP JPMorgan Mid Cap Value Standard Class
	Year Ended
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net asset value, beginning of period	$13.34	$10.89	$11.81	$10.16	$11.83
Income (loss) from Investment operations:
Net investment income[1]	0.13	0.11	0.12	0.15	0.17
Net realized and unrealized gain (loss)	(1.14)	3.11	(0.28)	2.47	(1.54)
Total from investment operations	(1.01)	3.22	(0.16)	2.62	(1.37)
Less dividends and distributions from:
Net investment income	(0.12)	(0.12)	(0.15)	(0.19)	(0.11)
Net realized gain	(1.78)	(0.65)	(0.61)	(0.78)	(0.19)
Total dividends and distributions	(1.90)	(0.77)	(0.76)	(0.97)	(0.30)
Net asset value, end of period	$10.43	$13.34	$10.89	$11.81	$10.16
Total return[2,3]	(8.16%)	29.88%	0.37%	26.76%	(11.84%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$448,170	$529,038	$447,529	$494,297	$445,963
Ratio of expenses to average net assets[4]	0.77%	0.76%	0.76%	0.76%	0.76%
Ratio of net investment income to average net assets	1.19%	0.86%	1.20%	1.31%	1.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.76%	0.77%	0.77%	0.77%
Portfolio turnover rate	22%	22%	20%	10%	13%
1
Calculated based upon average shares outstanding.
2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
3
Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
4
Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
13

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP JPMorgan Retirement Income Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP JPMorgan Retirement Income Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan Retirement Income Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP JPMorgan Retirement Income Fund (the “Fund”) is to seek to provide current income and some capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses (AFFE)[1]	0.28%	0.28%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.12%	1.37%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.46%)	(0.46%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.66%	0.91%
1
Acquired Fund Fees and Expenses have been restated to reflect current fees based on estimated allocations to underlying funds.
2
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.45% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.38% of the Fund’s average daily net assets for the Standard Class (and 0.63% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The advisory waiver agreement will continue through at least April 30, 2024 and the expense reimbursement agreement will continue through at least June 10, 2024. The agreements cannot be terminated before those dates without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
4
The Fee Waiver and Expense Reimbursement were restated to reflect the current fee waiver and expense limitation of the Fund.
LVIP JPMorgan Retirement Income Fund1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$67	$310	$572	$1,322
Service Class	$93	$389	$706	$1,606
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies
J.P. Morgan Investment Management Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund is a “fund of funds” that invests in underlying J.P. Morgan Funds (the “Underlying Funds”), and generally is intended for investors who are retired or about to retire. The Fund is designed to provide exposure to a variety of asset classes through investments in Underlying Funds, with an emphasis on fixed income Underlying Funds over equity Underlying Funds and other funds. The Fund normally invests approximately 55% of its assets in fixed income, 40% of its assets in equity, and 5% of its assets in money market funds, cash and cash equivalents. However, the Fund’s strategic target allocations among various asset and sub-asset classes may include:
•
Fixed Income (sub-asset classes: U.S. fixed income, inflation-indexed, high yield, convertible, and emerging markets debt);
•
Equity (sub-asset classes: U.S. large cap equity, U.S. small/mid cap equity, real estate investment trusts (REITs), international equity, and emerging markets equity);
•
Money Market/Cash and Cash Equivalents;
•
Commodities.
The Fund’s allocations may differ over time due to changes to strategic target allocations and/or due to tactical allocation changes by the Sub-Adviser. In establishing the Fund’s strategic target allocations, the Sub-Adviser focuses on asset classes and Underlying Funds that the Sub-Adviser believes will outperform the S&P Target Date Retirement Income Index (the Fund’s benchmark) and peer group over the long term. The Sub-Adviser will use tactical allocation changes to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds and direct investments, including derivatives.
The Sub-Adviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 15% for equity, and +/- 15% for money market/cash and cash equivalents. The Sub-Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.
As a result of the Sub-Adviser’s ability to make these modifications, the Fund’s actual allocations may differ. Updated information concerning the Fund’s strategic target allocations and actual allocations to Underlying Funds and investments is available in the Fund’s shareholder reports.
In addition to investing in Underlying Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in Underlying Funds.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
2LVIP JPMorgan Retirement Income Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
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Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more
LVIP JPMorgan Retirement Income Fund3

established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
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Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Commodities-Related Investment Risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investing in commodities, including through commodity-linked derivative instruments is speculative. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
4LVIP JPMorgan Retirement Income Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
Effective May 1, 2017, the Fund changed its investment strategy in an effort to improve the Fund’s investment performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	9.30%
Lowest Quarterly Return	Q1 2020	(9.66%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP JPMorgan Retirement Income Fund – Standard Class	-13.33%	1.79%	3.73%
LVIP JPMorgan Retirement Income Fund – Service Class	-13.55%	1.53%	3.47%
S&P Target Date Retirement Income Index (reflects no deductions for fees, expenses or taxes)	-11.17%	2.33%	3.59%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2022
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022

JPMorgan Portfolio Managers	Company Title	Experience with Fund
Michael Feser, CFA	Managing Director	Since May 2017
Jeffrey Geller, CFA	Portfolio Manager	Since May 2019
Silvia Trillo	Portfolio Manager	Since May 2019
LVIP JPMorgan Retirement Income Fund5

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP JPMorgan Retirement Income Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to provide current income and some capital appreciation. The objective is non-fundamental and may be changed without shareholder approval.
J.P. Morgan Investment Management Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund is a “fund of funds.” The Fund’s investment strategy is to invest in a diversified group of underlying J.P. Morgan Funds. The Fund is designed to provide exposure to a variety of asset classes including U.S. large-cap, mid-cap, and small-cap equities, real estate investment trusts (“REITs”), international and emerging markets equities, U.S. fixed income securities, emerging markets debt securities, high yield (such as “junk” bonds and loans), convertible debt, market neutral strategies, commodities and money market instruments.
The Fund attempts to take advantage of the most attractive types of investments by focusing on securities that the Sub-Adviser believes would outperform the Fund’s benchmarks and peer group over the long term. Exposure and diversification to such asset classes is achieved by primarily investing in underlying J.P. Morgan Funds (the “Underlying Funds”) as well as by investing directly in securities and other financial instruments, including derivatives. In connection with its main investment strategies, the Fund may use futures including exchange-traded futures. The Fund is also permitted to use other derivatives, including, but not limited to, options and swaps. Under certain market conditions, the use of derivatives could be significant. For example, the Sub-Adviser may increase the usage of derivatives to “equitize” inflows or outflows of cash received into or paid out of the Fund, to invest in eligible asset classes with greater efficiency than investments in Underlying Funds, or under other conditions in which the Sub-Adviser determines that the increased use of derivatives may be beneficial to the Fund, including managing duration or implementing overweights or underweights to particular markets or sectors based on, among other things, its current market outlook or specific market events.
The Fund may invest in one or more of the Underlying Funds in a sub-asset class in an amount equal to the strategic target allocation percentage plus the tactical allocation percentage for the applicable sub-asset class. For example, the Fund may invest up to 27.5% of its assets in a single U.S. large cap equity fund, which represents the 17.5% strategic target allocation to U.S. large cap equity funds and the permitted 10% tactical allocation for that asset class, or may invest up to 27.5% across multiple U.S. large cap equity funds.
The Sub-Adviser also integrates financially material environmental, social and governance (“ESG”) factors as part of the Fund’s investment process (“ESG Integration”). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As a part of this analysis, the Sub-Adviser will also consider the risks presented by certain ESG factors. Specifically, the Sub-Adviser will assess how ESG risks are considered within an active underlying fund’s/manager’s investment process and how the active underlying fund/manager defines and mitigates financially material ESG risks. Although these particular risks are considered, underlying funds and securities of issuers presenting such risks may be purchased and retained by the Fund while the Fund may divest or not invest in underlying funds and securities of issuers that do not present such risks. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for a fund that meets specific ESG goals.
The Fund is designed for investors who are retired or expect to retire soon.
Strategic Target Allocations. The strategic target allocations for the Fund are approximately 55% fixed income, 40% equity and 5% in money market funds, cash and cash equivalents. However, the Fund’s strategic target allocations among various asset and sub-asset classes may include:
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Fixed Income (sub-asset classes: U.S. fixed income, inflation-indexed, high yield, and emerging markets debt);
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Equity (sub-asset classes: U.S. large cap equity, U.S. small/mid cap equity, REITs, international equity, and emerging markets equity);
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Money Market/Cash and Cash Equivalents;
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Commodities.
The Fund’s actual strategic target allocation may be different from the Fund’s strategic target allocations by +/- 5%. The Fund’s allocations may differ over time due to changes in strategic target allocations and/or due to tactical allocation changes by the Sub-Adviser. In establishing the Fund’s strategic target allocations, the Sub-Adviser focuses on asset classes and Underlying Funds that the Sub-Adviser believes will outperform the S&P Target Date Retirement Income Index (the Fund’s benchmark) and peer group over the long term. The Sub-Adviser will use tactical allocation changes to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds and direct investments, including derivatives. For example, the Sub-Adviser may over-weight or under-weight a strategic target allocation to take advantage of a particular investment opportunity it believes is present in the shorter-term based on, among other things, its current market outlook or specific market events, and the Sub-Adviser will review regularly its tactical allocations to determine whether to maintain such positions.
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The Sub-Adviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 15% for equity, and +/- 15% for money market/cash and cash equivalents. The Sub-Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion. As a result of the Sub-Adviser’s ability to make these modifications, the Fund’s actual allocations may differ. Updated information concerning the Fund’s strategic target allocations and actual allocations to Underlying Funds and investments is available in the Fund’s shareholder reports.
Direct Investments in Securities and Financial Instruments. The Fund invests in J.P. Morgan Funds and cash and cash equivalents. The Fund, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest directly in securities including exchange-traded funds, and other financial instruments, such as futures, swaps, exchange-traded notes and other derivatives, in lieu of the Underlying Funds to gain exposure to, or to overweight or underweight allocations, among various sectors and markets. While not part of its principal investment strategies, the Fund may also use futures and other derivatives for interest rate risk management to adjust the duration position of Fund. Futures and other derivatives used for this purpose are not subject to or included as part of the Fund’s stated fixed income ranges.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates
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and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or
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negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Commodities-Related Investment Risks. Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. In addition, the Fund’s exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity-linked futures, and options thereon, is speculative.
The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity.
Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.34% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Jay Shearon, Jason Forsythe and Alex Zeng are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
J.P. Morgan Investment Management Inc. (“JPMIM”) is a wholly-owned subsidiary of JPMorgan Asset
Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of December 31, 2022,
JPMIM and its affiliates had $2.4 trillion in assets under management.

JPMorgan Portfolio Managers	Michael Feser, Jeffrey Geller, and Silvia Trillo are responsible for the day-to-day management of the Fund’s assets.
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Michael Feser, CFA, Managing Director, is a portfolio manager on the Multi-Asset Solutions team based in New York. In this role, Mr. Feser is responsible for managing portfolios and expanding the Multi-Asset
Solutions team’s capabilities in the sub-advisory segment. In addition, Mr. Feser also serves on JPMorgan
Asset Management’s long-term capital assumptions committee, advises clients on investment strategy design and strategic asset allocation issues. An employee since 1994, Michael has more than two decades of markets, multi-asset and fixed income research and investment experience. Mr. Feser holds an M.A. in
Business Administration from the University of Cologne, is a CFA charterholder, and is Series 3, 7 and 63 licensed.

Jeffrey Geller, CFA, managing director, is a Chief Investment Officer of Multi-Asset Solutions, where he is responsible for investment oversight of all mandates managed in New York. This includes providing over-
sight with respect to manager and strategy suitability and fit and ensuring that the team's asset allocation views are reflected appropriately across a diverse set of mandates. Jeff is also a portfolio manager for less constrained multi-asset class portfolios as well as portfolios with alternatives exposure. Before joining the firm in 2006, Jeff was director of Hedge Fund Investments at Russell Investment Group and served as chairman of the Firm's hedge fund investment committee. Prior to that, he was a senior partner at Credit
Suisse Asset Management's BEA Associates unit where he had responsibility for managing equity, cur-
rency overlay and relative value arbitrage strategies. Jeff earned a Bachelor of Arts in Government from
Clark University and an M.B.A. in Finance from the University of Chicago Graduate School Of Business. He
is a CFA charterholder and is Series 24, 7, and 63 licensed.

Silvia Trillo, managing director, is a portfolio manager on the SmartRetirement and SmartSpending port-
folios in Multi-Asset Solutions. She was previously the head of the Multi-Asset Solutions Manager
Research team. In this role she managed the team, drove the research agenda and focused research and analysis efforts on a wide variety of strategies across J.P. Morgan Asset Management. Prior to joining
Multi-Asset Solutions in 2011, Silvia was a Director of Manager Research for Chase Investment Services,
where she oversaw the manager due diligence process across all advisory Chase Investment products, as well as the integrated post-merger, legacy Bank One, and Washington Mutual advisory platforms. Silvia also served as portfolio manager for the Chase Strategic Portfolios; a multi-asset/multi-manager Unified
Managed Account platform; and has experience working within the Private Bank across product manage-
ment, product development and manager due diligence. Silvia holds a Bachelor of Arts in Political Science from Rutgers University and an MBA (Finance & Accounting concentration) from Tulane University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
14

the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
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Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP JPMorgan Retirement Income Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.564	$ 13.267	$ 12.562	$ 11.370	$ 14.163
Income (loss) from investment operations:
Net investment income[1]	0.291	0.245	0.256	0.330	0.310
Net realized and unrealized gain (loss)	(2.107)	0.532	0.928	1.254	(0.862)
Total from investment operations	(1.816)	0.777	1.184	1.584	(0.552)
Less dividends and distributions from:
Net investment income	(0.241)	(0.312)	(0.328)	(0.392)	(0.349)
Net realized gain	(0.356)	(0.168)	(0.151)	—	(1.892)
Total dividends and distributions	(0.597)	(0.480)	(0.479)	(0.392)	(2.241)
Net asset value, end of period	$ 11.151	$ 13.564	$ 13.267	$ 12.562	$ 11.370
Total return[2]	(13.33%)	5.87%	9.48%	13.93%	(4.53%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$146,449	$170,271	$179,898	$183,336	$182,539
Ratio of expenses to average net assets[3]	0.41%	0.52%	0.50%	0.47%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.87%	0.87%	0.89%	0.88%	0.87%
Ratio of net investment income to average net assets	2.42%	1.80%	2.03%	2.69%	2.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.96%	1.45%	1.64%	2.28%	1.90%
Portfolio turnover	70%	51%	44%	35%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
17

	LVIP JPMorgan Retirement Income Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.552	$ 13.256	$ 12.554	$ 11.367	$ 14.161
Income (loss) from investment operations:
Net investment income[1]	0.260	0.211	0.224	0.300	0.275
Net realized and unrealized gain (loss)	(2.105)	0.531	0.925	1.250	(0.859)
Total from investment operations	(1.845)	0.742	1.149	1.550	(0.584)
Less dividends and distributions from:
Net investment income	(0.211)	(0.278)	(0.296)	(0.363)	(0.318)
Net realized gain	(0.356)	(0.168)	(0.151)	—	(1.892)
Total dividends and distributions	(0.567)	(0.446)	(0.447)	(0.363)	(2.210)
Net asset value, end of period	$ 11.140	$ 13.552	$ 13.256	$ 12.554	$ 11.367
Total return[2]	(13.55%)	5.60%	9.21%	13.64%	(4.76%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,246	$62,363	$59,776	$56,258	$42,968
Ratio of expenses to average net assets[3]	0.66%	0.77%	0.75%	0.72%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	1.12%	1.12%	1.14%	1.13%	1.12%
Ratio of net investment income to average net assets	2.17%	1.55%	1.78%	2.44%	2.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	1.20%	1.39%	2.03%	1.65%
Portfolio turnover	70%	51%	44%	35%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
18

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
19

Lincoln Variable Insurance Products Trust
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”), is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.78%	1.03%
Less Fee Waiver[1,2]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.76%	1.01%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.015% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
2
The Fee Waiver was restated to reflect the current fee waiver of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$78	$247	$431	$964
Service Class	$103	$326	$567	$1,258
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund1

Principal Investment Strategies
The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of medium-cap companies. JPMorgan defines medium-cap companies as companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. In implementing its strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs) and while such investments are primarily in medium-cap companies, the Fund may also invest in equity securities of companies with other capitalizations, including large-cap. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the investment adviser to the Fund. J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”) serves as the Fund’s sub-adviser. JPMorgan is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to each investment strategy: “mid-cap value,” “intrepid value,” and “intrepid mid cap.” The Adviser allocates approximately 70% of the portion of the Fund’s assets not subject to the overlay to the “mid cap value” strategy, approximately 15% of the portion of the Fund’s assets not subject to the overlay to the “intrepid value” strategy, and approximately 15% of the portion of the Fund’s assets not subject to the overlay to the “intrepid mid cap” strategy. Such allocations are subject to change at the discretion of the Adviser.
For the “mid cap value” strategy, JPMorgan employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. JPMorgan looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong, experienced management teams.
For the “intrepid value” strategy, JPMorgan invests primarily in a broad portfolio of equity securities that JPMorgan believes have characteristics including, but not limited to, attractive valuations, high quality and/or strong momentum that should lead to relative outperformance. In identifying high quality securities, JPMorgan looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, JPMorgan looks for securities which have prices and/or earnings that have been increasing and that JPMorgan believes will continue to increase.
For the “intrepid mid cap” strategy, JPMorgan invests primarily in a broad portfolio of equity securities that JPMorgan believes have characteristics including, but not limited to, attractive valuations, high quality and/or strong momentum that should lead to relative outperformance. In identifying high quality securities, JPMorgan looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, JPMorgan looks for securities which have prices and/or earnings that have been increasing and that JPMorgan believes will continue to increase.
As part of its investment process, the Sub-Adviser seeks to assess the impact of environmental, social and governance factors (“ESG factors”) on the companies in which the Fund invests. The Sub-Adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and to ascertain key issues that merit engagement with company management. These assessments may not be conclusive, and securities of companies may be purchased and retained by the Fund for reasons other than ESG factors.
The Fund may sell a security for several reasons. For example, a security may be sold due to a change in the company’s fundamentals or if the Sub-Adviser believes the security is no longer attractively valued. Investments may also be sold if the Sub-Adviser identifies a stock that it believes offers a better investment opportunity.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility,
2LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•
Momentum Style Risk. Momentum investing involves buying securities that have had recent positive returns. These securities may be more volatile than a broad cross-section of securities.
•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund3

Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	19.22%
Lowest Quarterly Return	Q1 2020	(20.03%)
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy, which was implemented on that date and is currently used by the Fund.
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund – Standard Class	-9.17%	4.14%	6.71%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund – Service Class	-9.39%	3.88%	6.44%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	-12.03%	5.72%	10.11%
4LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

JPMorgan Portfolio Managers	Company Title	Experience with Fund
Wonseok Choi, Ph.D.	Managing Director	Since November 2019
Akash Gupta, CFA, FRM	Executive Director	Since November 2019
Phillip D. Hart, CFA	Managing Director	Since February 2016
Robert A. Ippolito, CFA	Portfolio Manager	Since November 2022
Lawrence Playford, CPA, CFA	Managing Director	Since September 2012
Jonathan K.L. Simon	Managing Director	Since September 2012
Andrew Stern, CFA	Executive Director	Since November 2019
Jonathan L. Tse, CFA	Executive Director	Since November 2019

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of medium-cap companies. JPMorgan defines medium-cap companies as companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap® Value Index on March 15, 2023, the market capitalizations of the companies in the index ranged from $423 million to $55.35 billion. In implementing its strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs) and while such investments are primarily in medium-cap companies, as described above, the Fund may also invest in equity securities of companies with other capitalizations, including large-cap. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund may invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the investment adviser to the Fund. J.P. Morgan Investment Management Inc. (“JPMorgan” or the “Sub-Adviser”) serves as the Fund’s sub-adviser. JPMorgan is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to each investment strategy: “mid-cap value,” “intrepid value,” and “intrepid mid cap.” The Adviser allocates approximately 70% of the portion of the Fund’s assets not subject to the overlay to the “mid cap value” strategy, approximately 15% of the portion of the Fund’s assets not subject to the overlay to the “intrepid value” strategy, and approximately 15% of the portion of the Fund’s assets not subject to the overlay to the “intrepid mid cap” strategy. Such allocations are subject to change at the discretion of the Adviser.
For the “mid cap value” strategy, JPMorgan employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. JPMorgan looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong, experienced management teams.
For the “intrepid value” strategy, JPMorgan invests primarily in a broad portfolio of equity securities that JPMorgan believes have characteristics including, but not limited to, attractive valuations, high quality and/or strong momentum that should lead to relative outperformance. In identifying high quality securities, JPMorgan looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, JPMorgan looks for securities which have prices and/or earnings that have been increasing and that JPMorgan believes will continue to increase.
For the “intrepid mid cap” strategy, JPMorgan invests primarily in a broad portfolio of equity securities that JPMorgan believes have characteristics including, but not limited to, attractive valuations, high quality and/or strong momentum that should lead to relative outperformance. In identifying high quality securities, JPMorgan looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, JPMorgan looks for securities which have prices and/or earnings that have been increasing and that JPMorgan believes will continue to increase.
As part of its investment process, the Sub-Adviser seeks to assess the impact of environmental, social and governance factors (“ESG factors”) on the companies in which the Fund invests. The Sub-Adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and to ascertain key issues that merit engagement with company management. These assessments may not be conclusive, and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors
The Fund may sell a security for several reasons. For example, a security may be sold due to a change in the company’s fundamentals or if the Sub-Adviser believes the security is no longer attractively valued. Investments may also be sold if the Sub-Adviser identifies a stock that it believes offers a better investment opportunity.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
6

Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities of mid-cap companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Momentum Style Risk. Momentum investing involves buying securities that have had recent positive returns. These securities may be more volatile than a broad cross-section of securities. Momentum can turn quickly. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order
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does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Advisers: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.70% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
J.P. Morgan Investment Management Inc. (“JPMIM”) is a wholly-owned subsidiary of JPMorgan Asset
Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of December 31, 2022,
JPMIM and its affiliates had $2.4 trillion in assets under management.

JPMorgan Portfolio Managers
Lawrence Playford and Jonathan Simon are responsible for the day-to-day management of the portion of the Fund's assets allocated to JPMorgan's mid-cap value strategy. Wonseok Choi, Akash Gupta, Phillip
Hart, Robert Ippolito, Andrew Stern, and Jonathan Tse are responsible for the day-to-day management of the portion of the Fund's assets allocated to JPMorgan's intrepid value and intrepid mid-cap strategies.

Wonseok Choi, Ph.D., Managing Director, is a portfolio manager and the Head of Quantitative Research for the U.S. Structured Equity Group. An employee since 2006, he is responsible for conducting quantita-
tive research on proprietary models utilized in portfolio management. Mr. Choi holds a Ph.D. in economics from Harvard University and a B.A. in economics from Seoul National University.

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Akash Gupta, CFA, FRM, Executive Director, joined the firm in 2004 and is a portfolio manager and research analyst in the U.S. Structured Equity Group. Mr. Gupta has been a member of the team since
2008. Mr. Gupta holds a B.Tech in electronics and communications (Gold Medalist) from the Indian Insti-
tute of Technology in Roorkee, India, and an MBA in analytical finance from the Indian School of Business in Hyderabad India. Mr. Gupta is also a Chartered Financial Analyst® charterholder (CFA) and a certified
Financial Risk Manager (FRM).

Phillip D. Hart, CFA, is a Managing Director with JPMorgan and is head of the U.S. Structured Equity
Small and Mid Cap Group. He joined JPMorgan in 2003. Mr. Hart holds a B.A. in Economics from Cornell
University. He is a Chartered Financial Analyst® (CFA) Charterholder.

Robert A. Ippolito, CFA, Executive Director, is a Portfolio Manager and Analyst within the U.S. Structured
Equity Small and Mid Cap Team, and has been a member of the team since 2009. He previously worked as an analyst at Fifth Street Capital, a specialty finance company. He graduated magna cum laude with a B.S.
in applied economics and management from Cornell University and is a CFA charterholder.

Lawrence Playford, CPA, CFA, is a Managing Director and Portfolio Manager of the U.S. Equity Value
team. Mr. Playford joined JPMorgan in 1993. Mr. Playford holds a B.B.A. in Accounting from the University of Notre Dame and an M.B.A. in Finance from Fordham University. He is a Certified Public Accountant and
a Chartered Financial Analyst® (CFA) Charterholder.

Jonathan K.L. Simon is a Managing Director and a portfolio manager of the U.S. Equity Value Team within
JPMorgan. He joined the JPMorgan in 1980. Mr. Simon holds a M.A. in Mathematics from Oxford Univer-
sity.

Andrew Stern, CFA, Executive Director, is a portfolio manager and research analyst in the U.S. Structured
Equity Group. Mr. Stern has been an employee of the firm since 2008 and is a generalist analyst covering various industries including financials and healthcare. Mr. Stern holds a B.S. in Applied Mathematics from
Columbia University and is a Chartered Financial Analyst® (CFA) charterholder.

Jonathan L. Tse, CFA, Executive Director, joined the firm in 2004 and is a member of the quantitative research team for the U.S. Structured Equity Group. Mr. Tse holds a B.S. in computer engineering from
Columbia University and is a Chartered Financial Analyst® (CFA) charterholder.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Managers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
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The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
13

Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 22.332	$ 17.640	$ 17.492	$ 15.396	$ 17.735
Income (loss) from investment operations:
Net investment income[2]	0.231	0.147	0.178	0.207	0.217
Net realized and unrealized gain (loss)	(2.374)	4.981	0.160	2.271	(2.311)
Total from investment operations	(2.143)	5.128	0.338	2.478	(2.094)
Less dividends and distributions from:
Net investment income	(0.255)	(0.219)	(0.181)	(0.208)	(0.245)
Net realized gain	(2.494)	(0.217)	—	(0.172)	—
Return of capital	—	—	(0.009)	(0.002)	—
Total dividends and distributions	(2.749)	(0.436)	(0.190)	(0.382)	(0.245)
Net asset value, end of period	$ 17.440	$ 22.332	$ 17.640	$ 17.492	$ 15.396
Total return[3]	(9.17%)	29.07%	1.95%	16.16%	(11.80%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,492	$48,364	$41,887	$38,767	$33,519
Ratio of expenses to average net assets	0.77%	0.76%	0.79%	0.78%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.77%	0.79%	0.78%	0.78%
Ratio of net investment income to average net assets	1.17%	0.71%	1.14%	1.24%	1.24%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.16%	0.70%	1.14%	1.24%	1.24%
Portfolio turnover	23%	30%	48%	35%	35%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

15

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 22.159	$ 17.507	$ 17.363	$ 15.287	$ 17.605
Income (loss) from investment operations:
Net investment income[2]	0.180	0.094	0.138	0.164	0.172
Net realized and unrealized gain (loss)	(2.356)	4.938	0.155	2.252	(2.289)
Total from investment operations	(2.176)	5.032	0.293	2.416	(2.117)
Less dividends and distributions from:
Net investment income	(0.207)	(0.163)	(0.142)	(0.166)	(0.201)
Net realized gain	(2.494)	(0.217)	—	(0.172)	—
Return of capital	—	—	(0.007)	(0.002)	—
Total dividends and distributions	(2.701)	(0.380)	(0.149)	(0.340)	(0.201)
Net asset value, end of period	$ 17.282	$ 22.159	$ 17.507	$ 17.363	$ 15.287
Total return[3]	(9.39%)	28.75%	1.70%	15.87%	(12.02%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$531,063	$668,840	$629,567	$640,788	$576,684
Ratio of expenses to average net assets	1.02%	1.01%	1.04%	1.03%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.02%	1.04%	1.03%	1.03%
Ratio of net investment income to average net assets	0.92%	0.46%	0.89%	0.99%	0.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.91%	0.45%	0.89%	0.99%	0.99%
Portfolio turnover	23%	30%	48%	35%	35%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP JPMorgan Small Cap Core Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP JPMorgan Small Cap Core Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan Small Cap Core Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP JPMorgan Small Cap Core Fund (the “Fund”) is to seek capital growth over the long term.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.11%	0.11%
Total Annual Fund Operating Expenses	0.76%	1.01%
1
Other Expenses are based on estimates for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$78	$243	$422	$942
Service Class	$103	$322	$558	$1,236
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase. As of the reconstitution of the Russell 2000 Index on March 31, 2023, the market capitalizations of the companies in the index ranged from $2.6 million to $7.86 billion. Sector by
LVIP JPMorgan Small Cap Core Fund1

sector, the Fund’s weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.
Investment Process: The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index. In managing the Fund, J.P. Morgan Investment Management, Inc. (“JPMIM” or the “sub-adviser”) employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers the universe in which the Fund invests. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Fund constraints control for sector weights, position sizes and/or style characteristics of the Fund.
The Fund’s investment objective is not fundamental. This means that the Fund’s Board of Trustees (Board) may change the Fund’s objective without obtaining shareholder approval. If the objective was changed, the Fund would notify shareholders at least 60 days before the change became effective.
The Fund’s 80% policy is not fundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredict- ably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities held by the Fund may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
•
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
2LVIP JPMorgan Small Cap Core Fund

•
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, the share price changes may be more sudden or erratic than the prices of other securities, especially over the short term.
•
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions and may create leverage which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
•
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
•
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
•
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund's performance. These positions may also subject the Fund to additional risks and costs.
•
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
•
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund has adopted the historical performance of the JPMorgan Insurance Trust Small Cap Core Portfolio, a former series of JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2023. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2023. The returns presented for periods prior to May 1, 2023 reflect the performance of the Predecessor Fund, without adjustment to reflect the fees and expenses of the Fund.
LVIP JPMorgan Small Cap Core Fund3

The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows how the Fund’s Standard Class investment results have varied from year to year for various periods compare with those of a broad measure of market performance. The bar chart shows historical performance of the Predecessor Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	31.75%
Lowest Quarterly Return	Q1 2020	(34.81%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP JPMorgan Small Cap Core Fund – Standard Class	-19.35%	4.07%	9.59%
LVIP JPMorgan Small Cap Core Fund – Service Class	-19.56%	3.79%	9.29%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-20.44%	4.13%	9.01%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)
Portfolio Managers

JPMIM Portfolio Managers	Company Title	Experience with Fund
Phillip D. Hart, CFA	Managing Director	Since 2011
Wonseok Choi, Ph.D.	Managing Director	Since 2019
Jonathan L. Tse, CFA	Executive Director	Since 2019
Akash Gupta, CFA, FRM	Executive Director	Since 2019
Robert A. Ippolito, CFA	Portfolio Manager	Since 2021
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
4LVIP JPMorgan Small Cap Core Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP JPMorgan Small Cap Core Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase. As of the reconstitution of the Russell 2000 Index on March 31, 2023, the market capitalizations of the companies in the index ranged from $2.6 million to $7.86 billion. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.
Investment Process: The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index. In managing the Fund, J.P. Morgan Investment Management, Inc. (“JPMIM” or the “sub-adviser”) employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. The sub-adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers the universe in which the Fund invests. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Fund constraints control for sector weights, position sizes and/or style characteristics of the Fund.
The Fund will invest primarily in equity securities as described above. The Fund invests in common stock as a main strategy. Although currently not a main strategy, the Fund’s investment in equity securities may also include:
•
preferred stock
•
convertible securities
•
trust or partnership interests
•
warrants and rights to buy common stock
The main investment strategies for the Fund may also include the following some of which may be equity securities:
•
REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate
•
derivatives, including futures
Although not main investment strategies, the Fund may also utilize the following some of which may be equity securities:
•
other investment companies
•
exchange traded funds (ETFs)
•
affiliated money market funds
•
derivatives, including options and swaps
The Fund is also permitted to use derivatives such as futures, options, swaps and other instruments in order to hedge various investments, for risk management and/or to opportunistically enhance the Fund’s returns. In connection with its main investment strategies, the Fund may use futures to more effectively gain targeted equity exposure from its cash positions. Under certain market conditions, the Fund’s use of derivatives for cash management or other investment management purposes could be significant.
ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs
6

do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Ordinarily, the Fund must limit its investments in a single ETF to 3% of the ETFs total assets, 5% of the Fund’s total assets and in all ETFs and other investment companies to 10% of its total assets. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940, as amended (1940 Act) are not subject to these percentage limitations. The Securities and Exchange Commission (SEC) adopted an exemptive rule that allows any fund investing in such ETFs to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
The Fund may utilize these instruments and investment strategies to a greater or lesser degree. If a strategy is a main investment strategy for the Fund, it is summarized above.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions. The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy above.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in stocks of small-cap companies only upon 60 days' notice to shareholders.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in stocks of small-cap companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Smaller Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term.
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Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
The Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount and timing of distributions to shareholders.
Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund's performance. These positions may also subject the Fund to additional risks and costs.
8

Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the sub-adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the sub-adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. The relevance and weightings of specific ESG factors can vary across individual portfolio holdings, asset classes, sectors and strategies. No one factor or consideration is determinative. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance. Moreover, ESG information is in many instances qualitative and therefore subjective. There are significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers. The approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory changes.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (effective advisory fee is 0.65% of the Fund’s average daily net assets).
Sub-Adviser
J.P. Morgan Investment Management Inc. (“JPMIM”) is a wholly-owned subsidiary of JPMorgan Asset
Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of December 31, 2022,
JPMIM and its affiliates had $2.4 trillion in assets under management.

JPMorgan Portfolio Managers	Phillip D. Hart, Wonseok Choi, Jonathan L. Tse, Akash Gupta, and Robert Ippolito are responsible for the day-to-day management of the Fund's assets.

Phillip D. Hart, CFA, is a Managing Director with JPMorgan and is head of the U.S. Structured Equity
Small and Mid Cap Group. He joined JPMorgan in 2003. Mr. Hart holds a B.A. in Economics from Cornell
University. He is a Chartered Financial Analyst® (CFA) Charterholder.

Wonseok Choi, Ph.D., Managing Director, is a portfolio manager and the Head of Quantitative Research for the U.S. Structured Equity Group. An employee since 2006, he is responsible for conducting quantita-
tive research on proprietary models utilized in portfolio management. Mr. Choi holds a Ph.D. in economics from Harvard University and a B.A. in economics from Seoul National University.

Jonathan L. Tse, CFA, Executive Director, joined the firm in 2004 and is a member of the quantitative research team for the U.S. Structured Equity Group. Mr. Tse holds a B.S. in computer engineering from
Columbia University and is a Chartered Financial Analyst® (CFA) charterholder.

Akash Gupta, CFA, FRM, Executive Director, joined the firm in 2004 and is a portfolio manager and research analyst in the U.S. Structured Equity Group. Mr. Gupta has been a member of the team since
2008. Mr. Gupta holds a B.Tech in electronics and communications (Gold Medalist) from the Indian Insti-
tute of Technology in Roorkee, India, and an MBA in analytical finance from the Indian School of Business in Hyderabad India. Mr. Gupta is also a Chartered Financial Analyst® charterholder (CFA) and a certified
Financial Risk Manager (FRM).

Robert A. Ippolito, CFA, Executive Director, is a Portfolio Manager and Analyst within the U.S. Structured
Equity Small and Mid Cap Team, and has been a member of the team since 2009. He previously worked as an analyst at Fifth Street Capital, a specialty finance company. He graduated magna cum laude with a B.S.
in applied economics and management from Cornell University and is a CFA charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts will be available after the Fund commences operations.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
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The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2022 has been audited by PricewaterhouseCoopers LLP, (the “Predecessor Funds’ Auditor”), whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling 800-480-4111. The information for fiscal years ended prior to May 1, 2023 has been audited by the Predecessor Fund’s Auditor.

	LVIP JPMorgan Small Cap Core Fund Standard Class
	Year Ended
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net asset value, beginning of period	$28.40	$24.11	$23.04	$21.10	$25.64
Income (loss) from Investment operations:
Net investment income[1]	0.11	0.09	0.15	0.15	0.12
Net realized and unrealized gain (loss)	(5.40)	5.04	2.38	4.69	(2.85)
Total from investment operations	(5.29)	5.13	2.53	4.84	(2.73)
Less dividends and distributions from:
Net investment income	(0.11)	(0.14)	(0.19)	(0.10)	(0.10)
Net realized gain	(5.04)	(0.70)	(1.27)	(2.80)	(1.71)
Total dividends and distributions	(5.15)	(0.84)	(1.46)	(2.90)	(1.81)
Net asset value, end of period	$17.96	$28.40	$24.11	$23.04	$21.10
Total return[2,3]	(19.35%)	21.38%	13.69%	24.58%	(11.93%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$165,062	$218,952	$201,489	$198,542	$153,429
Ratio of expenses to average net assets[4]	0.83%	0.80%	0.84%	0.83%	0.82%
Ratio of net investment income to average net assets	0.50%	0.33%	0.76%	0.66%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.80%	0.84%	0.84%	0.83%
Portfolio turnover rate	69%	67%	95%	83%	59%
1
Calculated based upon average shares outstanding.
2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
3
Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
4
Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
14

	LVIP JPMorgan Small Cap Core Fund Service Class
	Year Ended
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net asset value, beginning of period	$28.06	$23.85	$22.79	$20.91	$25.41
Income (loss) from Investment operations:
Net investment income[1]	0.04	0.01	0.09	0.09	0.05
Net realized and unrealized gain (loss)	(5.32)	4.98	2.37	4.63	(2.82)
Total from investment operations	(5.28)	4.99	2.46	4.72	(2.77)
Less dividends and distributions from:
Net investment income	(0.02)	(0.08)	(0.13)	(0.04)	(0.02)
Net realized gain	(5.04)	(0.70)	(1.27)	(2.80)	(1.71)
Total dividends and distributions	(5.06)	(0.78)	(1.40)	(2.84)	(1.73)
Net asset value, end of period	17.72	28.06	23.85	22.79	20.91
Total return[2,3]	(19.56)	21.01	13.38	24.20	(12.15)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,199	$1,718	$1,450	$1,786	$1,031
Ratio of expenses to average net assets[4]	1.11%	1.09%	1.12%	1.11%	1.09%
Ratio of net investment income to average net assets	0.22%	0.05%	0.46%	0.39%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.11%	1.09%	1.12%	1.11%	1.10%
Portfolio turnover rate	69%	67%	95%	83%	59%
1
Calculated based upon average shares outstanding.
2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
3
Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
4
Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP JPMorgan U.S. Equity Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP JPMorgan U.S. Equity Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan U.S. Equity Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP JPMorgan U.S. Equity Fund (the “Fund”) is to seek to provide high total return from a portfolio of selected equity securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.12%	0.12%
Total Annual Fund Operating Expenses	0.67%	0.92%
1
Other Expenses are based on estimates for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$68	$214	$373	$835
Service Class	$94	$293	$509	$1,131
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and mid-capitalization U.S. companies but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market.
LVIP JPMorgan U.S. Equity Fund1

The Fund focuses on those equity securities that it considers attractively valued and seeks to outperform the S&P 500 Index Benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivative, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
Investment Process: In managing the Fund, J.P. Morgan Investment Management, Inc. (“JPMIM” or the “sub-adviser”) employs a three-step process that combines research, valuation and stock selection. The sub-adviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the sub-adviser to rank the companies in each sector group according to their relative value. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Fund invests. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Fund, the sub-adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the sub-adviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the sub-adviser often considers a number of other criteria:
•
catalysts that could trigger a rise in a stock’s price
•
high potential reward compared to potential risk
•
temporary mispricings caused by apparent market overreactions.
The Fund’s investment objective is not fundamental. This means that the Fund’s Board of Trustees (Board) may change the Fund’s objective without obtaining shareholder approval. If the objective was changed, the Fund would notify shareholders at least 60 days before the change became effective.
The Fund’s 80% policy is not fundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredict- ably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities held by the Fund may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
•
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations
2LVIP JPMorgan U.S. Equity Fund

may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
•
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
•
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
•
Value Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
•
Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, expropriation and nationalization risks, higher transactions costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
•
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions and may create leverage which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
•
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
•
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund's performance. These positions may also subject the Fund to additional risks and costs.
•
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
•
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
LVIP JPMorgan U.S. Equity Fund3

Fund Performance
The Fund has adopted the historical performance of the JPMorgan Insurance Trust U.S. Equity Portfolio, a former series of JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2023. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2023. The returns presented for periods prior to May 1, 2023 reflect the performance of the Predecessor Fund, without adjustment to reflect the fees and expenses of the Fund.
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows how the Fund’s Standard Class investment results have varied from year to year for various periods compare with those of a broad measure of market performance. The bar chart shows historical performance of the Predecessor Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	22.94%
Lowest Quarterly Return	Q1 2020	(18.16%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP JPMorgan U.S. Equity Fund – Standard Class	-18.69%	10.25%	13.21%
LVIP JPMorgan U.S. Equity Fund – Service Class	-18.89%	9.97%	12.93%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)
Portfolio Managers

JPMIM Portfolio Managers	Company Title	Experience with Fund
Scott Davis	Managing Director, Portfolio Manager	Since 2017
David Small	Managing Director, Portfolio Manager	Since 2016
Shilpee Raina	Managing Director, Portfolio Manager	Since 2021
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4LVIP JPMorgan U.S. Equity Fund

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP JPMorgan U.S. Equity Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and mid-capitalization U.S. companies but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market.
The Fund focuses on those equity securities that it considers attractively valued and seeks to outperform the benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Fund seeks to produce returns that exceed those of the benchmark.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivative, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
Investment Process: In managing the Fund, J.P. Morgan Investment Management, Inc. (“JPMIM” or the “sub-adviser”) employs a three- step process that combines research, valuation and stock selection. The sub-adviser takes an in-depth look at company, which is designed to provide insight into a company’s real growth potential. The research findings allow the sub-adviser to rank the companies in each sector group according to their relative value. The sub-adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Fund invests. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
On behalf of the Fund, the sub-adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the sub-adviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the sub-adviser often considers a number of other criteria:
•
catalysts that could trigger a rise in a stock’s price
•
high potential reward compared to potential risk
•
temporary mispricings caused by apparent market overreactions.
The Fund will invest primarily in equity securities as described above. The Fund invests in common stock as a main strategy. Although currently not a main strategy, the Fund’s investments in equity securities may also include:
•
preferred stock
•
convertible securities
•
trust or partnership interests
•
warrants and rights to buy common stock
The main investment strategies for the Fund may also include the following which may be equity securities:
•
foreign securities, often in the form of depositary receipts
•
derivatives, including futures
Although not main investment strategies, the Fund may also utilize the following which may be equity securities:
•
other investment companies
•
exchange traded funds (ETFs)
•
affiliated money market funds
6

•
securities lending, which is the loan of securities to borrowers in exchange for cash collateral which the Fund may reinvest. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus an agreed upon rebate
•
derivatives, including options and swaps
The Fund is also permitted to use derivatives such as futures, options, swaps and other instruments in order to hedge various investments, for risk management and/or to opportunistically enhance the Fund’s returns. In connection with its main investment strategies, the Fund may use futures to more effectively gain targeted equity exposure from its cash position. Under certain market conditions, the Fund’s use of derivatives for cash management or other investment management purposes could be significant.
ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Ordinarily, the Fund must limit its investments in a single nonaffiliated ETF to 3% of the nonaffiliated ETFs total assets, 5% of the Fund’s total assets and in all non-affiliated ETFs to 10% of its total assets. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940, as amended (1940 Act) are not subject to these percentage limitations. The Securities and Exchange Commission (SEC) adopted an exemptive rule that allows any fund investing in such ETFs to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
The Fund may utilize these investment strategies to a greater or lesser degree. If a strategy is a main investment strategy for the Fund, it is summarized above.
An issuer of a security will be deemed to be located in the United States if: (i) the principal trading marked for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
Please note that the Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities of U.S. companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
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For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Mid Cap Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term.
Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
Value Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the sub-adviser if other investors fail to recognize the company’s value or the factors that the sub-adviser believes will cause the stock price to increase do not occur.
Foreign Securities Risk. To the extent the Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, sanctions or other measures by the United States or other governments, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes and/ or other taxes, which would decrease the Fund’s yield on these securities.
Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
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The Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount and timing of distributions to shareholders.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund's performance. These positions may also subject the Fund to additional risks and costs.
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the sub-adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the sub-adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. The relevance and weightings of specific ESG factors can vary across individual portfolio holdings, asset classes, sectors and strategies. No one factor or consideration is determinative. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance. Moreover, ESG information is in many instances qualitative and therefore subjective. There are significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers. The approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory changes.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
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Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (effective advisory fee is 0.55% of the Fund’s average daily net assets).
Sub-Adviser
J.P. Morgan Investment Management Inc. (“JPMIM”) is a wholly-owned subsidiary of JPMorgan Asset
Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of December 31, 2022,
JPMIM and its affiliates had $2.4 trillion in assets under management.

JPMIM Portfolio Managers	Scott Davis, David Small and Shilpee Raina are responsible for the day-to-day management of the Fund's assets.
Scott Davis, Managing Director of JPMIM, has been an employee since 2006, and has been a portfolio manager since 2013. Previously, he was an analyst in the U.S. Equity Research Group.

David Small, Managing Director of JPMIM, an employee since 2005 and a portfolio manager since 2016, was the Associate Director of U.S. Equity Research from July 2015 to July 2016 and is currently the Head of U.S. Equity Research. In addition, Mr. Small previously was the insurance analyst on the Fundamental
Research Team from 2008 to 2016.

Shilpee Raina, CFA, Executive Director of JPMIM and CFA charterholder, is a portfolio manager on the
Large-Cap Core Equity Strategy within the U.S. Equity Group. An employee since 2005, Ms. Raina was previously a research analyst on the JPMorgan Equity Income and U.S. Value Funds, concentrating on the consumer sectors.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
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An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2022 has been audited by PricewaterhouseCoopers LLP, (the “Predecessor Funds’ Auditor”), whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling 800-480-4111. The information for fiscal years ended prior to May 1, 2023 has been audited by the Predecessor Fund’s Auditor.

	LVIP JPMorgan U.S. Equity Fund Standard Class
	Year Ended
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net asset value, beginning of period	$45.86	$37.40	$32.27	$26.63	$32.43
Income (loss) from Investment operations:
Net investment income[1]	0.26	0.20	0.30	0.26	0.27
Net realized and unrealized gain (loss)	(8.55)	10.44	7.16	7.81	(1.93)
Total from investment operations	(8.29)	10.64	7.46	8.07	(1.66)
Less dividends and distributions from:
Net investment income	(0.21)	(0.31)	(0.26)	(0.26)	(0.27)
Net realized gain	(5.76)	(1.87)	(2.07)	(2.17)	(3.87)
Total dividends and distributions	(5.97)	(2.18)	(2.33)	(2.43)	(4.14)
Net asset value, end of period	$31.60	$45.86	$37.40	$32.27	$26.63
Total return[2,3]	(18.67%)	29.34%	25.26%	31.75%	(6.16)%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,316	143,135	121,611	101,127	84,126
Ratio of expenses to average net assets[4]	0.77%	0.74%	0.76%	0.78%	0.74%
Ratio of net investment income to average net assets	0.73%	0.48%	0.94%	0.88%	0.89%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.74%	0.76%	0.79%	0.79%
Portfolio turnover rate	48%	48%	66%	69%	95%
1
Calculated based upon average shares outstanding.
2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
3
Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
4
Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
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	LVIP JPMorgan U.S. Equity Fund Service Class
	Year Ended
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net asset value, beginning of period	$45.14	$36.85	$31.83	$26.29	$32.08
Income (loss) from Investment operations:
Net investment income[1]	0.17	0.10	0.22	0.19	0.20
Net realized and unrealized gain (loss)	(8.41)	10.28	7.05	7.71	(1.92)
Total from investment operations	(8.24)	10.38	7.27	7.90	(1.72)
Less dividends and distributions from:
Net investment income	(0.09)	(0.22)	(0.18)	(0.19)	(0.20)
Net realized gain	(5.76)	(1.87)	(2.07)	(2.17)	(3.87)
Total dividends and distributions	(5.85)	(2.09)	(2.25)	(2.36)	(4.07)
Net asset value, end of period	31.05	45.14	36.85	31.83	26.29
Total return[2,3]	(18.87%)	29.01%	24.95%	31.44%	(6.42%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,147	$17,139	$18,556	$17,054	$13,699
Ratio of expenses to average net assets[4]	1.02%	0.99%	1.01%	1.03%	0.99%
Ratio of net investment income to average net assets	0.49%	0.23%	0.69%	0.64%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	0.99%	1.01%	1.03%	1.04%
Portfolio turnover rate	48%	48%	66%	69%	95%
1
Calculated based upon average shares outstanding.
2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
3
Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
4
Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Loomis Sayles Global Growth Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Loomis Sayles Global Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Loomis Sayles Global Growth Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Loomis Sayles Global Growth Fund (the “Fund”) is to seek to provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.68%	0.68%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.77%	1.12%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$79	$246	$428	$954
Service Class	$114	$356	$617	$1,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
Loomis, Sayles & Company, L.P. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks and depositary receipts. The Fund will invest in securities that provide exposure to no fewer than three countries, which will include the U.S. In addition, the Fund will invest at least 40% of its assets in securities of companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or companies that
LVIP Loomis Sayles Global Growth Fund1

have been formed under the laws of non-U.S. countries. Notwithstanding the foregoing, the Fund does not consider a security to be foreign if it is included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States and the securities country of incorporation defined by Bloomberg in the United States. The Fund may also invest up to 30% of its assets in emerging markets securities. The Fund considers a security to be an emerging markets security if its country of risk as defined by Bloomberg is included within the MSCI Emerging & Frontier Markets Index. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
The Fund normally invests across a wide range of sectors and industries. The Sub-Adviser employs a growth style of equity management, which means that the Fund seeks to invest in companies with sustainable competitive advantages as compared to other companies, long-term structural growth drivers that may lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Sub-Adviser also aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value (i.e., companies with share prices trading significantly below what the portfolio manager believes the share price should be).
The Fund will consider selling a security when the Sub-Adviser believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the Sub-Adviser deems appropriate.
The Fund may also engage in foreign currency transactions (including foreign currency forwards and foreign currency futures) for hedging purposes, invest in options for hedging and investment purposes and invest in securities issued pursuant to Rule 144A under the Securities Act of 1933.
Under normal market conditions, the Sub-Adviser does not intend to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
2LVIP Loomis Sayles Global Growth Fund

•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
China Risk. The Fund currently invests a significant portion of its assets in companies located in China, and therefore, the Fund has more exposure to the market, currency, economic, social, political, regulatory, geopolitical and other risks specific to China.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Large Position Risk. Holding relatively large positions in companies may result in holding a significant part of a company’s total outstanding stock. Accordingly, sales of the stock, by the fund or others, could adversely affect the stock’s price, leading to greater volatility for the investment.
•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Rule 144A Securities Risk. Securities sold pursuant to Rule 144A under the Securities Act of 1933 are commonly known as “144A securities” and only may be resold under certain circumstances to other institutional buyers. As a result of the resale restrictions on 144A securities, there is a greater risk that they will be less liquid than SEC-registered securities.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
LVIP Loomis Sayles Global Growth Fund3

Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	26.48%
Lowest Quarterly Return	Q2 2022	(20.17%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
LVIP Loomis Sayles Global Growth Fund – Standard Class	-25.74%	5.82%	5/1/18
LVIP Loomis Sayles Global Growth Fund – Service Class	-26.00%	5.45%	5/1/18
MSCI All Country World Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-18.36%	5.61%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Portfolio Manager

Loomis Sayles Portfolio Manager	Company Title	Experience with Fund
Aziz V. Hamzaogullari, CFA	Chief Investment Officer; Founder of the Growth Equity Strategies Team; Portfolio Manager	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
4LVIP Loomis Sayles Global Growth Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Loomis Sayles Global Growth Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities. This objective is non-fundamental and may be changed without shareholder approval.
Loomis Sayles & Company, L.P. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks and depositary receipts. The Fund will invest in securities that provide exposure to no fewer than three countries, which will include the U.S. In addition, the Fund will invest at least 40% of its assets in securities of companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or companies that have been formed under the laws of non-U.S. countries. Notwithstanding the foregoing, the Fund does not consider a security to be foreign if it is included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States and the securities country of incorporation defined by Bloomberg in the United States. The Fund may also invest up to 30% of its assets in emerging markets securities. The Fund considers a security to be an emerging markets security if its country of risk as defined by Bloomberg is included within the MSCI Emerging & Frontier Markets Index. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
The Fund normally invests across a wide range of sectors and industries. The Sub-Adviser employs a growth style of equity management, which means that the Fund seeks to invest in companies with sustainable competitive advantages as compared to other companies, long-term structural growth drivers that may lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Sub-Adviser also aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value (i.e., companies with share prices trading significantly below what the portfolio manager believes the share price should be).
The Fund will consider selling a security when the Sub-Adviser believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the Sub-Adviser deems appropriate.
The Fund may also engage in foreign currency transactions (including foreign currency forwards and foreign currency futures) for hedging purposes, invest in options for hedging and investment purposes and invest in securities issued pursuant to Rule 144A under the Securities Act of 1933.
Under normal market conditions, the Sub-Adviser does not intend to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
6

Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
7

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
China Risk. The Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In recent decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund’s investments in securities of issuers located in China.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
8

Large Position Risk. Holding relatively large positions in companies may result in holding a significant part of a company’s total outstanding stock. Accordingly, sales of the stock, by the fund or others, could adversely affect the stock’s price, leading to greater volatility for the investment.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Rule 144A Securities Risk. Securities sold pursuant to Rule 144A under the Securities Act of 1933 are commonly known as “144A securities” and only may be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market and generally are treated as “liquid.” However, as a result of the resale restrictions on 144A securities, there is a greater risk that they will be less liquid than SEC-registered securities.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
9

Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.68% of the Fund's average net assets).
Sub-Adviser
Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis
Sayles is one of the oldest investment advisory firms in the United States with over $282.1 billion in assets under management as of December 31, 2022.

Loomis Sayles Portfolio Manager	Aziz Hamzaogullari is responsible for the day-to-day management of the Fund's assets.

Aziz V. Hamzaogullari, CFA, is the Chief Investment Officer and Founder of the Growth Equity Strategies
Team at Loomis Sayles and portfolio manager of the Loomis Sayles large cap, global, all cap and interna-
tional growth strategies, including the Loomis Sayles Growth, Global Growth and International Growth
mutual funds and products outside the U.S. Mr. Hamzaogullari is also an executive vice president and member of Loomis Sayles’ Board of Directors. Mr. Hamzaogullari joined Loomis Sayles in 2010 from
Evergreen Investments where he was a senior portfolio manager and managing director. Mr.
Hamzaogullari received a B.S. from Bilkent University in Turkey and an M.B.A. from George Washington
University. He has 29 years of investment industry experience. Mr. Hamzaogullari holds the designation of
Chartered Financial Analyst® (CFA) and is a member of CFA Society Boston.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
10

To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
11

Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
12

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Loomis Sayles Global Growth Fund Standard Class
	Year Ended				5/1/18 to
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18[1]
Net asset value, beginning of period	$ 16.534	$ 15.735	$ 12.220	$ 9.370	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.040	0.005	0.024	0.061	0.033
Net realized and unrealized gain (loss)	(4.324)	0.960	4.207	2.806	(0.643)
Total from investment operations	(4.284)	0.965	4.231	2.867	(0.610)
Less dividends and distributions from:
Net investment income	(0.045)	—	(0.040)	(0.014)	(0.020)
Net realized gain	(0.797)	(0.166)	(0.676)	(0.003)	—
Total dividends and distributions	(0.842)	(0.166)	(0.716)	(0.017)	(0.020)
Net asset value, end of period	$ 11.408	$ 16.534	$ 15.735	$ 12.220	$ 9.370
Total return[3]	(25.74%)	6.12%	34.77%	30.61%	(6.11%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$251,064	$334,283	$340,368	$358,653	$27,614
Ratio of expenses to average net assets[4]	0.77%	0.77%	0.77%	0.77%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.77%	0.76%	0.77%	0.86%	1.01%
Ratio of net investment income to average net assets[4]	0.31%	0.03%	0.18%	0.54%	0.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	0.31%	0.04%	0.18%	0.45%	0.24%
Portfolio turnover	42%	18%	26%	23%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]
The Fund recouped previously waived expenses during the years ended December 31, 2022, 2021 and 2020, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.00%, 0.01% and 0.00%, respectively.

13

	LVIP Loomis Sayles Global Growth Fund Service Class
	Year Ended				5/1/18 to
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18[1]
Net asset value, beginning of period	$ 16.379	$ 15.644	$ 12.174	$ 9.363	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.006)	(0.054)	(0.023)	0.021	0.009
Net realized and unrealized gain (loss)	(4.281)	0.955	4.183	2.801	(0.641)
Total from investment operations	(4.287)	0.901	4.160	2.822	(0.632)
Less dividends and distributions from:
Net investment income	—	—	(0.014)	(0.008)	(0.005)
Net realized gain	(0.797)	(0.166)	(0.676)	(0.003)	—
Total dividends and distributions	(0.797)	(0.166)	(0.690)	(0.011)	(0.005)
Net asset value, end of period	$ 11.295	$ 16.379	$ 15.644	$ 12.174	$ 9.363
Total return[3]	(26.00%)	5.75%	34.32%	30.14%	(6.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,653	$2,705	$3,191	$626	$73
Ratio of expenses to average net assets[4]	1.12%	1.12%	1.12%	1.12%	1.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	1.12%	1.11%	1.12%	1.21%	1.36%
Ratio of net investment income (loss) to average net assets[4]	(0.04%)	(0.32%)	(0.17%)	0.19%	0.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	(0.04%)	(0.31%)	(0.17%)	0.10%	(0.11%)
Portfolio turnover	42%	18%	26%	23%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]
The Fund recouped previously waived expenses during the years ended December 31, 2022, 2021 and 2020, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.00%, 0.01% and 0.00%, respectively.

14

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
15

Lincoln Variable Insurance Products Trust
LVIP MFS International Equity Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP MFS International Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP MFS International Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP MFS International Equity Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.85%	0.85%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.72%	0.72%
Total Annual Fund Operating Expenses (including AFFE)[1]	1.64%	1.89%
Less Fee Waiver and Expense Reimbursement[2]	(0.73%)	(0.73%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.91%	1.16%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.665% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.185% of the Fund’s average daily net assets for the Standard Class (and 0.435% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$93	$446	$823	$1,882
Service Class	$118	$523	$953	$2,152
LVIP MFS International Equity Managed Volatility Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”). The Underlying Funds include funds advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the strategy supplements the Fund’s main investment portfolio.
The Fund allocates to certain Underlying Funds including, but not limited to, LVIP MFS International Growth Fund (in an amount that is approximately 70% of the portion of the Fund’s assets not subject to the overlay), MFS® Research International Portfolio (in an amount that is approximately 20% of the portion of the Fund’s assets not subject to the overlay), and LVIP MFS Value Fund (in an amount that is approximately 10% of the portion of the Fund’s assets not subject to the overlay). Allocations to the Underlying Funds are subject to change at the discretion of the Adviser.
International Equity Strategy. The Fund, under normal circumstances, through the Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities. The Underlying Funds may invest in companies of any market capitalization. Certain Underlying Funds invest primarily in foreign equity securities, including emerging market equity securities. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
Certain Underlying Funds may invest in the stocks of companies the Underlying Fund management believes to have above average earnings growth potential compared to other companies, in the stocks of companies the Underlying Fund management believes are undervalued compared to their perceived worth, or in a combination of growth and value companies. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Certain Underlying Funds may invest a large percentage of their assets in issuers in a single country, a small number of countries, or a particular geographic region.
Certain Underlying Fund’s management uses a bottom-up investment approach to buying and selling investments for such Underlying Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency
2LVIP MFS International Equity Managed Volatility Fund

derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
LVIP MFS International Equity Managed Volatility Fund3

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Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
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Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
4LVIP MFS International Equity Managed Volatility Fund

Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	14.30%
Lowest Quarterly Return	Q1 2020	(21.64%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP MFS International Equity Managed Volatility Fund – Standard Class	-16.26%	2.28%	3.22%	5/1/13
LVIP MFS International Equity Managed Volatility Fund – Service Class	-16.47%	2.02%	2.96%	5/1/13
MSCI EAFE Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-14.45%	1.54%	3.75%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Vice President and Managing Director	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
LVIP MFS International Equity Managed Volatility Fund5

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP MFS International Equity Managed Volatility Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”). The Underlying Funds include funds advised by Lincoln Financial Investments Corporation (the “Adviser”), the Fund’s investment adviser. Along with pursuing its investment objective, the Fund seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the strategy supplements the Fund’s main investment portfolio.
The Fund allocates to certain Underlying Funds including, but not limited to, LVIP MFS International Growth Fund (in an amount that is approximately 70% of the portion of the Fund’s assets not subject to the overlay), MFS® Research International Portfolio (in an amount that is approximately 20% of the portion of the Fund’s assets not subject to the overlay), and LVIP MFS Value Fund (in an amount that is approximately 10% of the portion of the Fund’s assets not subject to the overlay). Allocation to the Underlying Funds are subject to change at the discretion of the Adviser.
International Equity Strategy. The Fund, under normal circumstances, through the Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities (for example, common stocks or depository receipts). The Underlying Funds may invest in companies of any market capitalization. Certain Underlying Funds invest primarily in foreign equity securities, including emerging market equity securities. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
Certain Underlying Funds may invest in the stocks of companies the Underlying Fund’s management believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies the Underlying Fund’s management believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Certain Underlying Funds may invest a large percentage of their assets in issuers in a single country, a small number of countries, or a particular geographic region.
Certain Underlying Fund’s management uses a bottom-up investment approach to buying and selling investments for such Underlying Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying Fund allocation is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
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Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the
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Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial
9

governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains.
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Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.18% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Maria Ma and Alex Zeng are responsible for the day-to-day management of the Fund's assets and over- sight of the Fund's overlay manager.

Maria Ma, CFA, is Vice President, Managing Director and Fixed Income & International Equity Portfolio
Manager within LFI. Ms. Ma joined LFI in 2015 and is a member of LFI’s Investment Committee, Deriva-
tives Committee, and Asset Allocation Committee, among others. In addition, Ms. Ma serves on the invest-
ment sub-committee for Lincoln’s Defined Benefit Plan. Prior to joining LFI, Ms. Ma spent nine years with
SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager port-
folio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from
NanKai University in China and an M.S. in finance from Boston College. Ms. Ma also is a Chartered Finan-
cial Analyst® (CFA) Charterholder.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
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An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP MFS International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.252	$ 12.809	$ 12.914	$ 10.377	$ 11.545
Income (loss) from investment operations:
Net investment income[2]	0.131	0.088	0.118	0.175	0.160
Net realized and unrealized gain (loss)	(2.450)	1.502	0.177	2.562	(1.109)
Total from investment operations	(2.319)	1.590	0.295	2.737	(0.949)
Less dividends and distributions from:
Net investment income	(0.145)	(0.147)	(0.149)	(0.200)	(0.219)
Net realized gain	—	—	(0.251)	—	—
Total dividends and distributions	(0.145)	(0.147)	(0.400)	(0.200)	(0.219)
Net asset value, end of period	$ 11.788	$ 14.252	$ 12.809	$ 12.914	$ 10.377
Total return[3]	(16.26%)	12.42%	2.50%	26.37%	(8.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14	$16	$14	$14	$11
Ratio of expenses to average net assets[4]	0.19%	0.14%	0.17%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.92%	0.92%	0.92%	0.92%	0.92%
Ratio of net investment income to average net assets	1.09%	0.62%	1.02%	1.48%	1.39%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.36%	(0.16%)	0.27%	0.76%	0.67%
Portfolio turnover	31%	7%	15%	5%	3%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP MFS International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.239	$ 12.798	$ 12.908	$ 10.376	$ 11.546
Income (loss) from investment operations:
Net investment income[2]	0.101	0.051	0.089	0.146	0.131
Net realized and unrealized gain (loss)	(2.447)	1.502	0.173	2.559	(1.106)
Total from investment operations	(2.346)	1.553	0.262	2.705	(0.975)
Less dividends and distributions from:
Net investment income	(0.115)	(0.112)	(0.121)	(0.173)	(0.195)
Net realized gain	—	—	(0.251)	—	—
Total dividends and distributions	(0.115)	(0.112)	(0.372)	(0.173)	(0.195)
Net asset value, end of period	$ 11.778	$ 14.239	$ 12.798	$ 12.908	$ 10.376
Total return[3]	(16.47%)	12.14%	2.24%	26.06%	(8.45%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$577,892	$701,878	$640,677	$593,257	$420,638
Ratio of expenses to average net assets[4]	0.44%	0.39%	0.42%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.17%	1.17%	1.17%	1.17%	1.17%
Ratio of net investment income to average net assets	0.84%	0.37%	0.77%	1.23%	1.14%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.11%	(0.41%)	0.02%	0.51%	0.42%
Portfolio turnover	31%	7%	15%	5%	3%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
17

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
18

Lincoln Variable Insurance Products Trust
LVIP MFS International Growth Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP MFS International Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP MFS International Growth Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP MFS International Growth Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.82%	0.82%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.89%	1.14%
Less Fee Waiver[1]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.79%	1.04%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.11% on the first $400 million of the Fund’s average daily net assets; and 0.10% of the Fund’s average daily net assets in excess of $400 million. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$81	$274	$483	$1,087
Service Class	$106	$352	$618	$1,377
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
LVIP MFS International Growth Fund1

Principal Investment Strategies
Massachusetts Financial Services Company (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing at least 80% of its assets in equity and equity-related securities (including depositary receipts). The Fund normally invests its assets primarily in foreign equity securities, including emerging market equity securities. The Fund may invest in securities of companies of any size, including small- and medium-capitalization companies, throughout the world. The Fund expects to invest in various issuers or securities from at least four different foreign countries. Some issuers or securities in the Fund may be based in or economically tied to the U.S.
The Sub-Adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
The Sub-Adviser normally invests the Fund's assets across different industries, sectors, countries, and regions, but the Sub-Adviser may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
The Sub-Adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
2LVIP MFS International Growth Fund

•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	17.56%
Lowest Quarterly Return	Q1 2020	(19.04%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP MFS International Growth Fund – Standard Class	-14.28%	5.03%	6.47%
LVIP MFS International Growth Fund – Service Class	-14.50%	4.77%	6.21%
MSCI EAFE Growth Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-22.95%	2.49%	5.59%
LVIP MFS International Growth Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Massachusetts Financial Services Company (“MFS”)
Portfolio Managers

MFS Portfolio Managers	Company Title	Experience with Fund
Matthew Barrett	Investment Officer and Portfolio Manager	Since March 2015
Kevin Dwan	Investment Officer and Portfolio Manager	Since January 2012
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP MFS International Growth Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
Massachusetts Financial Services Company (“MFS” or the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing at least 80% of its assets in equity and equity-related securities. The Fund normally invests its assets primarily in foreign equity securities, including emerging market equity securities. The Fund may invest in securities of companies of any size, including small- and medium-capitalization companies, throughout the world. The Fund expects to invest in various issuers or securities from at least four different foreign countries. Some issuers or securities in the Fund may be based in or economically tied to the U.S.
The Sub-Adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
The Sub-Adviser normally invests the Fund's assets across different industries, sectors, countries, and regions, but the Sub-Adviser may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The Sub-Adviser may sell securities for a variety of reasons, such as to seek to secure gains or limit losses, or to redeploy assets into opportunities believed to be more promising, among others.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
5

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
6

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
7

A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.72% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Massachusetts Financial Services Company (“MFS”), 111 Huntington Avenue, Boston, Massachusetts,
02199, commonly known as MFS Investment Management, acts as the investment adviser to investment companies, separate accounts and other clients. MFS is a majority owned subsidiary of Sun Life of Canada
(U.S.) Financial Services Holdings Inc., which in turn is an indirect wholly owned subsidiary of Sun Life
Financial, Inc. (a diversified financial services company). As of December 31, 2022, net assets under man-
agement of the MFS organization were approximately $547 billion.

MFS Portfolio Managers	Matthew Barrett and Kevin Dwan are responsible for the day-to-day management of the Fund's assets.

Matthew Barrett is an Investment Officer and Portfolio Manager at MFS. Mr. Barrett has been employed in the investment area of MFS since 2000. He holds a B.Sc. from the University of London and an M.B.A.
from the London Business School.

Kevin Dwan is an Investment Officer and Portfolio Manager at MFS. Mr. Dwan has been employed in the investment area of MFS since 2005. He holds an A.B. from Harvard College and an M.B.A. from Harvard
Business School.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
8

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
9

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 22.641	$ 21.750	$ 19.265	$ 16.018	$ 17.878
Income (loss) from investment operations:
Net investment income[1]	0.193	0.160	0.156	0.285	0.226
Net realized and unrealized gain (loss)	(3.576)	2.256	2.631	4.061	(1.687)
Total from investment operations	(3.383)	2.416	2.787	4.346	(1.461)
Less dividends and distributions from:
Net investment income	(0.196)	(0.157)	(0.186)	(0.284)	(0.233)
Net realized gain	(1.326)	(1.368)	(0.116)	(0.815)	(0.166)
Total dividends and distributions	(1.522)	(1.525)	(0.302)	(1.099)	(0.399)
Net asset value, end of period	$ 17.736	$ 22.641	$ 21.750	$ 19.265	$ 16.018
Total return[2]	(14.28%)	11.24%	14.54%	27.56%	(8.24%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,166,939	$1,442,752	$1,298,318	$1,344,586	$1,261,880
Ratio of expenses to average net assets	0.79%	0.78%	0.79%	0.79%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.89%	0.88%	0.89%	0.89%	0.90%
Ratio of net investment income to average net assets	1.02%	0.70%	0.83%	1.56%	1.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.92%	0.60%	0.73%	1.46%	1.18%
Portfolio turnover	12%	18%	23%	11%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP MFS International Growth Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 22.658	$ 21.767	$ 19.286	$ 16.039	$ 17.899
Income (loss) from investment operations:
Net investment income[1]	0.146	0.103	0.109	0.239	0.163
Net realized and unrealized gain (loss)	(3.581)	2.258	2.626	4.063	(1.667)
Total from investment operations	(3.435)	2.361	2.735	4.302	(1.504)
Less dividends and distributions from:
Net investment income	(0.151)	(0.102)	(0.138)	(0.240)	(0.190)
Net realized gain	(1.326)	(1.368)	(0.116)	(0.815)	(0.166)
Total dividends and distributions	(1.477)	(1.470)	(0.254)	(1.055)	(0.356)
Net asset value, end of period	$ 17.746	$ 22.658	$ 21.767	$ 19.286	$ 16.039
Total return[2]	(14.50%)	10.97%	14.25%	27.25%	(8.46%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$260,576	$317,403	$283,856	$252,214	$197,084
Ratio of expenses to average net assets	1.04%	1.03%	1.04%	1.04%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.14%	1.13%	1.14%	1.14%	1.15%
Ratio of net investment income to average net assets	0.77%	0.45%	0.58%	1.31%	1.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.67%	0.35%	0.48%	1.21%	0.93%
Portfolio turnover	12%	18%	23%	11%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP MFS Value Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP MFS Value Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP MFS Value Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP MFS Value Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.60%	0.60%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.66%	0.91%
Less Fee Waiver[1,2]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.62%	0.87%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.04% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
2
The Fee Waiver was restated to reflect the current fee waiver of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and assumes and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$63	$207	$364	$819
Service Class	$89	$286	$500	$1,116
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
LVIP MFS Value Fund1

Principal Investment Strategies
Massachusetts Financial Services Company (“MFS” or the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal circumstances, pursues its objective by investing at least 80% of its net assets in common stocks and other equity securities. Although the Fund primarily focuses on investing in U.S. companies, the Fund also may invest up to 25% of its assets in foreign equity securities.
The Fund focuses on investing its assets in the stocks of companies that are believed to be undervalued compared to their perceived worth (“value companies”). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Although the Sub-Adviser may invest the Fund's assets in securities of companies of any size, the Sub-Adviser primarily invests in securities of companies with large capitalizations.
The Sub-Adviser normally invests the Fund’s assets across different industries and sectors, but the Sub-Adviser may invest a significant percentage of the Fund’s assets in issuers in a single industry or sector.
MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
2LVIP MFS Value Fund

•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	14.16%
Lowest Quarterly Return	Q1 2020	(23.93%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP MFS Value Fund – Standard Class	-6.07%	7.38%	11.09%
LVIP MFS Value Fund – Service Class	-6.31%	7.11%	10.81%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-7.54%	6.67%	10.29%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Massachusetts Financial Services Company (“MFS”)
Portfolio Managers

MFS Portfolio Managers	Company Title	Experience with Fund
Nevin Chitkara	Investment Officer and Portfolio Manager	Since November 2006
Katherine Cannan	Investment Officer and Portfolio Manager	Since December 2019
LVIP MFS Value Fund3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP MFS Value Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
Massachusetts Financial Services Company (“MFS” or the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal circumstances, pursues its objective by investing at least 80% of its net assets in common stocks and other equity securities. Although the Fund primarily focuses on investing in U.S. companies, the Fund also may invest up to 25% of its assets in foreign equity securities.
The Sub-Adviser focuses on investing its assets in the stocks of companies that are believed to be undervalued compared to their perceived worth (“value companies”). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Although the Sub-Adviser may invest the Fund's assets in securities of companies of any size, the Sub-Adviser primarily invests in securities of companies with large capitalizations.
The Sub-Adviser normally invests the Fund’s assets across different industries and sectors, but the Sub-Adviser may invest a significant percentage of the Fund’s assets in issuers in a single industry or sector.
MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality and other factors may also be considered.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.57% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Massachusetts Financial Services Company (“MFS”), 111 Huntington Avenue, Boston, Massachusetts,
02199, commonly known as MFS Investment Management, acts as the investment adviser to investment companies, separate accounts and other clients. MFS is a majority owned subsidiary of Sun Life of Canada
(U.S.) Financial Services Holdings Inc., which in turn is an indirect wholly owned subsidiary of Sun Life
Financial, Inc. (a diversified financial services company). As of December 31, 2022, net assets under man-
agement of the MFS organization were approximately $547 billion.

MFS Portfolio Managers	Nevin Chitkara and Katherine Cannan are responsible for the day-to-day management of the Fund's assets.

Nevin Chitkara is an Investment Officer and Portfolio Manager at MFS. Mr. Chitkara has been employed in the investment area of MFS since 1997. He holds a B.S. from Boston University and an M.B.A. from the
MIT Sloan School of Management.

Katherine Cannan is an Investment Officer and Portfolio Manager at MFS. Ms. Cannan has been employed in the investment area of MFS since 2013. She holds a B.A. from Northwestern University and an M.B.A.
from Harvard Business School.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
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discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
9

intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 57.719	$ 47.407	$ 46.462	$ 36.798	$ 43.085
Income (loss) from investment operations:
Net investment income[1]	0.876	0.744	0.706	0.731	0.722
Net realized and unrealized gain (loss)	(4.561)	11.259	0.981	10.207	(4.818)
Total from investment operations	(3.685)	12.003	1.687	10.938	(4.096)
Less dividends and distributions from:
Net investment income	(0.951)	(0.758)	(0.735)	(0.744)	(0.733)
Net realized gain	(2.259)	(0.933)	(0.007)	(0.530)	(1.458)
Total dividends and distributions	(3.210)	(1.691)	(0.742)	(1.274)	(2.191)
Net asset value, end of period	$ 50.824	$ 57.719	$ 47.407	$ 46.462	$ 36.798
Total return[2]	(6.07%)	25.46%	3.66%	29.84%	(9.99%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$823,716	$962,574	$749,207	$670,397	$492,642
Ratio of expenses to average net assets	0.63%	0.65%	0.67%	0.67%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.65%	0.67%	0.67%	0.68%
Ratio of net investment income to average net assets	1.66%	1.38%	1.66%	1.70%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.38%	1.66%	1.70%	1.71%
Portfolio turnover	14%	9%	15%	12%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

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	LVIP MFS Value Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 57.652	$ 47.359	$ 46.426	$ 36.778	$ 43.059
Income (loss) from investment operations:
Net investment income[1]	0.743	0.607	0.599	0.622	0.617
Net realized and unrealized gain (loss)	(4.560)	11.239	0.969	10.192	(4.813)
Total from investment operations	(3.817)	11.846	1.568	10.814	(4.196)
Less dividends and distributions from:
Net investment income	(0.818)	(0.620)	(0.628)	(0.636)	(0.627)
Net realized gain	(2.259)	(0.933)	(0.007)	(0.530)	(1.458)
Total dividends and distributions	(3.077)	(1.553)	(0.635)	(1.166)	(2.085)
Net asset value, end of period	$ 50.758	$ 57.652	$ 47.359	$ 46.426	$ 36.778
Total return[2]	(6.31%)	25.15%	3.40%	29.52%	(10.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,063,891	$1,263,214	$1,108,447	$1,070,132	$863,228
Ratio of expenses to average net assets	0.88%	0.90%	0.92%	0.92%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.90%	0.92%	0.92%	0.93%
Ratio of net investment income to average net assets	1.41%	1.13%	1.41%	1.45%	1.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.38%	1.13%	1.41%	1.45%	1.46%
Portfolio turnover	14%	9%	15%	12%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Mondrian Global Income Fund
Formerly known as LVIP Global Income Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Mondrian Global Income Fund, formerly known as LVIP Global Income Fund, (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Mondrian Global Income Fund
Formerly known as LVIP Global Income Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Mondrian Global Income Fund (the “Fund”) is to seek current income consistent with the preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	0.75%	1.00%
Less Fee Waiver[1]	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.64%	0.89%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.1025% on the first $350 million of the Fund’s average daily net assets; 0.1125% on the next $175 million of the Fund’s average daily net assets; 0.1225% on the next $175 million of the Fund’s average daily net assets; and 0.1375% of the Fund’s average daily net assets in excess of $700 million. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$65	$229	$406	$920
Service Class	$91	$307	$542	$1,215
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
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Principal Investment Strategies
The Fund, under normal circumstances, invests mainly in debt securities of U.S. and non-U.S. governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A supranational organization is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Fund’s investment in debt securities may be represented by derivative instruments with bond-like characteristics or derivative instruments that provide exposure to debt securities, such as futures, options and swap agreements. The Fund may invest in mortgage dollar rolls. Derivatives whose reference securities are investment grade are considered by the Fund to be investment grade.
Debt securities may be of any maturity, and include bonds (sovereign and corporate), notes, bills and debentures. The Fund focuses on investment grade bonds, which are issues rated in the top four rating categories by independent rating organizations such as Standard & Poor’s or Moody’s Investors Service, or if unrated, are determined by the Fund’s sub-advisers to be of comparable quality. The Fund may invest up to 25% of its assets in bonds that are rated below investment grade including high yield bonds (otherwise known as “junk bonds”) and bonds that are in default at time of purchase. Generally, lower rated securities pay higher yields than higher rated securities to compensate investors for the higher risk. The Fund may invest a significant portion of its assets in emerging markets. The Fund may invest in the domestic bond market in China through the China – Hong Kong Bond Connect Program (“Bond Connect”).
The Fund may enter into various derivative strategies for hedging purposes, or for non-hedging purposes such as to increase liquidity, as a substitute for taking a position directly in the underlying asset, or to enhance returns or generate income. These strategies include forward currency contracts, cross currency forwards, financial futures contracts, currency futures contracts, options on currencies, options on currency futures contracts and swap agreements. The results of these strategies may represent, at times, a significant component of the Fund's investment returns. The successful use of derivative currency transactions will usually depend on the ability of the sub-adviser to accurately forecast currency exchange rate movements. Swap agreements may include interest rate, index, total return, currency and credit default swaps. Interest rate futures and swaps may be used to implement the sub-adviser's views on interest rates, quickly adjust portfolio duration or efficiently handle cash flows. The use of derivatives may allow the Fund to obtain net long or net negative (short) exposures to selected currencies, interest rates, countries, duration or credit risks.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. Mondrian Investment Partners Limited (“Mondrian”) serve as the Fund’s sub-adviser. The sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to the sub-adviser. Such allocations are subject to change at the discretion of the Adviser.
Mondrian's approach in selecting investments for the Fund is oriented to country selection and is value driven. In selecting fixed-income instruments, Mondrian identifies those countries' fixed income markets that it believes will provide the U.S. domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. In an attempt to reduce the fluctuations that currency exchange rates may have on the portfolio, Mondrian will use various derivative instruments to hedge a significant portion of the currency exposure in its portfolio.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
2LVIP Mondrian Global Income Fund

•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
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Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
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U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
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Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
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Bond Connect (China and Hong Kong) Risk. Trading in bonds through the China – Hong Kong Bond Connect Program (“Bond Connect”) is subject to certain restrictions and risks that may affect the Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. For example, there is the risk that the Fund may have a limited ability to enforce its rights as a bondholder. These risks are heightened by the underdeveloped state of the PROC’s investment and banking systems in general.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or
LVIP Mondrian Global Income Fund3

settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	5.03%
Lowest Quarterly Return	Q2 2022	(7.67%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Mondrian Global Income Fund – Standard Class	-15.13%	-1.32%	-0.42%
LVIP Mondrian Global Income Fund – Service Class	-15.34%	-1.57%	-0.67%
FTSE World Government Bond Index (reflects no deductions for fees, expenses or taxes)	-18.26%	-2.54%	-1.22%
Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Mondrian Investment Partners Limited (“Mondrian”)
Portfolio Managers

LFI Portfolio Manager	Company Title	Experience with Fund
Maria Ma, CFA	Vice President and Managing Director	Since May 2016

4LVIP Mondrian Global Income Fund

Mondrian Portfolio Managers	Company Title	Experience with Fund
David Wakefield	Chief Investment Officer – Global Fixed Income & Currency	Since May 2009
Matthew Day	Senior Portfolio Manager	Since April 2012
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek current income consistent with the preservation of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, invests mainly in debt securities of U.S. and non-U.S. governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A supranational organization is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Fund’s investment in debt securities may be represented by derivative instruments with bond-like characteristics or derivative instruments that provide exposure to debt securities, such as futures, options and swap agreements. The Fund may invest in mortgage dollar rolls. Derivatives whose reference securities are investment grade are considered by the Fund to be investment grade.
Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities may be of any maturity, and include bonds (sovereign and corporate), notes, bills and debentures. Although the Fund may buy bonds rated in any category, it focuses on investment grade bonds. These are issues rated in the top four rating categories by independent rating organizations such as Standard & Poors or Moody's Investors Service, or if unrated, are determined by the Fund's sub-advisers to be of comparable quality. The Fund may invest up to 25% of its assets in bonds that are rated below investment grade including high yield bonds (otherwise known as “junk” bonds) and bonds that are in default at time of purchase. Generally, lower rated securities pay higher yields than higher rated securities to compensate investors for the higher risk. The Fund may invest a significant portion of its assets in emerging markets. The Fund may invest in the domestic bond market in China through the China – Hong Kong Bond Connect Program (“Bond Connect”).
The Fund may enter into various derivative strategies for hedging purposes, or for non-hedging purposes such as to increase liquidity, as a substitute for taking a position directly in the underlying asset, or to enhance returns or generate income. These strategies include forward currency contracts, cross currency forwards, financial futures contracts, currency futures contracts, options on currencies, options on currency futures contracts and swap agreements.
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Forward currency contract - An agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. When used for hedging purposes, a forward contract could be used to protect against possible declines in a currency's value where a security held or to be purchased by the Fund is denominated in that currency.
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Cross currency forward (or cross-hedge) - A forward contract to sell a specific foreign currency in exchange for another foreign currency. The Fund may use a cross currency forward when it believes that the price of one foreign currency will experience a movement against another foreign currency.
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Futures contract - An agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date. A financial futures contract relates to a specific security or securities.
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Options - A contract representing the right to purchase or sell an underlying asset or security at a specific price, and this right lasts until a specific date. There are options, for example, on U.S. Government securities, futures contracts, forward contracts, and foreign currencies.
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Swap agreements - A contract between an investor and, typically, a brokerage firm or bank (the swap counterparty) that provides for a payment that is contingent upon a particular financial or economic event. Swap agreements may include interest rate, index, total return, currency and credit default swaps. For credit default swaps, the “buyer” of a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a particular debt obligation. As a “buyer” of a credit default swap, for example, the Fund would be purchasing the obligation of the counterparty to offset losses the Fund could experience upon the occurrence of a credit event with respect to a particular debt obligation. Interest rate futures and swaps may be used to implement the sub-adviser's views on interest rates, quickly adjust portfolio duration or efficiently handle cash flows.
The results of derivative strategies may represent, at times, a significant component of the Fund's investment returns. The successful use of derivative currency transactions will usually depend on the ability of the sub-adviser to accurately forecast currency exchange rate movements. The use of derivatives may allow the Fund to obtain net long or net negative (short) exposures to selected currencies, interest rates, countries, duration or credit risks.
Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. Mondrian Investment Partners Limited (“Mondrian”) serves as the Fund’s sub-adviser. The sub-adviser is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Adviser allocates to the sub-adviser. Such allocations are subject to change at the discretion of the Adviser.
6

Mondrian's approach in selecting investments for the Fund is oriented to country selection and is value driven. In selecting fixed-income instruments, Mondrian identifies those countries' fixed income markets that it believes will provide the U.S. domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. Mondrian conducts extensive fundamental research on a global basis, and it is through this effort that attractive fixed income markets are selected for investment. The core of the fundamental research effort is a value-oriented prospective real yield approach which looks at today's yield in each market and subtracts from it forecasted inflation for the next two years to identify value as a forward looking potential real yield. Comparisons of the values of different possible investments are then made. The higher the prospective real yield, the higher the relative allocation and conversely the lower the prospective real yield, the lower the allocation or even a zero allocation.
In an attempt to reduce fluctuations that currency exchange rates may have on the portfolio, Mondrian will use various derivative instruments to hedge a significant portion of the currency exposure in its portfolio.
Mondrian uses forward currency contracts and cross currency forwards for hedging purposes. If a particular currency is expected to decrease against another currency, Mondrian may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Sovereign Debt Risk. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.
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U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Bond Connect (China and Hong Kong) Risk. Trading in bonds through the China – Hong Kong Bond Connect Program (“Bond Connect”) is subject to a number of restrictions and risks that may affect the Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general. Furthermore, securities purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based custodian (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). The Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian.
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Therefore, the Fund’s ability to enforce rights as a bondholder may depend on CMU’s ability or willingness as record-holder of Bond Connect securities to enforce the Fund’s rights as a bondholder. Additionally, the omnibus manner in which the securities are held could expose the Fund to the risk of its Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Advisers: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.54% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Mondrian is located at Tenth Floor, Sixty London Wall, London EC2M 5TQ, United Kingdom. Mondrian has
been registered as an investment adviser with the SEC since 1990 and provides investment advisory ser-
vices primarily to institutional accounts and mutual funds in global and international equity and fixed income markets. As of December 31, 2022, Mondrian managed approximately $43.3 billion in mutual fund, institutional and separately managed accounts.

Mondrian Portfolio Managers	David Wakefield and Matthew Day are responsible for the day-to-day management of the portion of the Fund's assets allocated to Mondrian.

David Wakefield, CFA, is the Chief Investment Officer of Global Fixed Income and Currency, chairing the
Global Fixed Income and Currency Committee meetings. Mr. Wakefield joined Mondrian in 2001. He holds a BSc and MSc in Economics from the University of Warwick. He is a Chartered Financial Analyst® (CFA)
Charterholder.

Matthew Day is a Senior Portfolio Manager and member of the Global Fixed Income and Currency Com-
mittee with Mondrian. With the Global Fixed Income and Currency team since 2007, Mr. Day is a quantita-
tive analyst responsible for the continuing development of the company’s proprietary inflation and mortgage-backed securities models. He holds a BSc in Economics with Actuarial Studies from the Univer-
sity of Southampton and is a Fellow of the Institute of Actuaries.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
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discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
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intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Mondrian Global Income Fund Standard Class
	Year Ended
	12/31/22[1]	12/31/21[2]	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.903	$ 12.086	$ 11.522	$ 11.082	$ 11.356
Income (loss) from investment operations:
Net investment income[3]	0.123	0.088	0.138	0.200	0.217
Net realized and unrealized gain (loss)	(1.773)	(0.693)	0.641	0.547	(0.009)
Total from investment operations	(1.650)	(0.605)	0.779	0.747	0.208
Less dividends and distributions from:
Net investment income	—	(0.175)	(0.198)	(0.307)	(0.398)
Net realized gain	—	(0.217)	(0.017)	—	(0.017)
Return of capital	—	(0.186)	—	—	(0.067)
Total dividends and distributions	—	(0.578)	(0.215)	(0.307)	(0.482)
Net asset value, end of period	$ 9.253	$ 10.903	$ 12.086	$ 11.522	$ 11.082
Total return[4]	(15.13%)	(5.09%)	6.78%	6.74%	1.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$120,770	$201,394	$184,379	$182,976	$178,755
Ratio of expenses to average net assets	0.64%	0.67%	0.69%	0.70%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.76%	0.76%	0.77%	0.75%
Ratio of net investment income to average net assets	1.27%	0.76%	1.16%	1.73%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.16%	0.67%	1.09%	1.66%	1.84%
Portfolio turnover	40%	45%	48%	30%	47%

[1]
Effective July 26, 2022, Mondrian Investment Partners Ltd. is responsible for the day-to-day management of the portion of the Fund’s investment portfolio previously managed by Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

[2]
Effective August 17, 2021, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Franklin Advisers, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

15

	LVIP Mondrian Global Income Fund Service Class
	Year Ended
	12/31/22[1]	12/31/21[2]	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.826	$ 12.006	$ 11.447	$ 11.011	$ 11.284
Income (loss) from investment operations:
Net investment income[3]	0.098	0.059	0.107	0.170	0.187
Net realized and unrealized gain (loss)	(1.759)	(0.689)	0.637	0.543	(0.008)
Total from investment operations	(1.661)	(0.630)	0.744	0.713	0.179
Less dividends and distributions from:
Net investment income	—	(0.156)	(0.168)	(0.277)	(0.372)
Net realized gain	—	(0.217)	(0.017)	—	(0.017)
Return of capital	—	(0.177)	—	—	(0.063)
Total dividends and distributions	—	(0.550)	(0.185)	(0.277)	(0.452)
Net asset value, end of period	$ 9.165	$ 10.826	$ 12.006	$ 11.447	$ 11.011
Total return[4]	(15.34%)	(5.33%)	6.52%	6.47%	1.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$431,610	$574,126	$584,793	$601,703	$628,282
Ratio of expenses to average net assets	0.89%	0.92%	0.94%	0.95%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	1.01%	1.01%	1.02%	1.00%
Ratio of net investment income to average net assets	1.02%	0.51%	0.91%	1.48%	1.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.91%	0.42%	0.84%	1.41%	1.59%
Portfolio turnover	40%	45%	48%	30%	47%

[1]
Effective July 26, 2022, Mondrian Investment Partners Ltd. is responsible for the day-to-day management of the portion of the Fund’s investment portfolio previously managed by Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

[2]
Effective August 17, 2021, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Franklin Advisers, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP Mondrian International Value Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Mondrian International Value Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Mondrian International Value Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Mondrian International Value Fund (the “Fund”) is long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.78%	1.03%
Less Fee Waiver[1]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.76%	1.01%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.015% on the first $1 billion of the Fund’s average daily net assets; and 0.010% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and assumes and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$78	$247	$431	$964
Service Class	$103	$326	$567	$1,258
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
LVIP Mondrian International Value Fund1

Principal Investment Strategies
Mondrian Investment Partners Limited (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. Foreign equity securities may trade on U.S. or foreign markets. The Fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase. The Fund may buy foreign stocks directly or indirectly using, among other instruments, depository receipts. The Fund also may utilize currency-related instruments to manage currency risk.
The Fund, under normal circumstances, invests at least 65% of its assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is “located” in that country where its equity securities principally trade.
The Sub-Adviser selects individual foreign stocks using a value style of investment, which means that the Sub-Adviser attempts to invest in stocks believed to be undervalued. The Sub-Adviser’s value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from
2LVIP Mondrian International Value Fund

favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	17.75%
Lowest Quarterly Return	Q1 2020	(27.10%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Mondrian International Value Fund – Standard Class	-10.76%	-0.25%	3.60%
LVIP Mondrian International Value Fund – Service Class	-10.98%	-0.50%	3.34%
MSCI EAFE Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-14.45%	1.54%	4.67%
LVIP Mondrian International Value Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Mondrian Investment Partners Limited (“Mondrian”)
Portfolio Managers

Mondrian Portfolio Managers	Company Title	Experience with Fund
Elizabeth A. Desmond, CFA	Deputy Chief Executive Officer and Chief Investment Officer, International Equities	Since May 1998
Nigel A. Bliss, CFA, ASIP	Senior Portfolio Manager	Since May 2014
Alex Simcox, CFA	Head of ESG Investment, Senior Portfolio Manager	Since May 2019
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Mondrian International Value Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer. This objective is non-fundamental and may be changed without shareholder approval.
Mondrian Investment Partners Limited (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. Foreign equity securities may trade on U.S. or foreign markets. The Fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase. The Fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. The Fund also may utilize currency-related instruments to manage currency risk.
The Fund, under normal circumstances, invests at least 65% of its assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is “located” in that country where its equity securities principally trade.
The Sub-Adviser selects individual foreign stocks using a value style of investment, which means that the Sub-Adviser attempts to invest in stocks believed to be undervalued. The Sub-Adviser's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the Sub-Adviser also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The Sub-Adviser looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The Sub-Adviser uses this technique to attempt to compare the value of different investments. The Sub-Adviser selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the Sub-Adviser also considers the additional risks associated with investing in these types of stocks.
When selecting investments, the Sub-Adviser considers the value of foreign currencies. To analyze foreign currencies, the Sub-Adviser attempts to identify the amount of goods and services that a dollar will buy in the U.S. and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the U.S. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the Fund.
When selecting investments, the Sub-Adviser also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
5

Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency
6

and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide
7

its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.69% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Mondrian is located at Tenth Floor, Sixty London Wall, London EC2M 5TQ, United Kingdom. Mondrian has
been registered as an investment adviser with the SEC since 1990 and provides investment advisory ser-
vices primarily to institutional accounts and mutual funds in global and international equity and fixed income markets. As of December 31, 2022, Mondrian managed approximately $43.3 billion in mutual fund, institutional and separately managed accounts.

Mondrian Portfolio Managers	Elizabeth Desmond, Nigel Bliss and Alex Simcox are responsible for the day-to-day management of the Fund's assets.

Elizabeth A. Desmond, CFA, is Deputy Chief Executive Officer and Chief Investment Officer, International
Equities, and joined Mondrian in 1991. Ms. Desmond holds a B.S. from Wellesley College and an M.S.
from Stanford University. Ms. Desmond is a Chartered Financial Analyst ® (CFA) Charterholder, a member of the CFA Society of the U.K. and a member of the CFA Institute.

Nigel A. Bliss, CFA, ASIP, is a Senior Portfolio Manager with Mondrian and joined Mondrian in 1995. Mr.
Bliss holds a B.A. with honors in geography from the University of Manchester. Mr. Bliss holds the Associ-
ate of the Society of Investment Professionals (ASIP) designation and is a member of the CFA Society of the U.K. and the CFA Institute.

Alex Simcox, CFA, joined Mondrian in 2007. Mr. Simcox is a Senior Portfolio Manager on the Interna-
tional Equity Team with research responsibilities in the U.K. and Australia, along with the energy, industrial and consumer sectors. Mr. Simcox is also Head of ESG Investment, Partner, Chairman of the ESG Steering
Committee, and a member of Mondrian’s Equity Strategy Committee. Prior to joining Mondrian, Mr.
Simcox worked at Ernst & Young LLP as a Chartered Accountant. Mr. Simcox graduated from Robinson
College, Cambridge with a degree in History. Mr. Simcox is a CFA Charterholder, and a member of the CFA
Institute, the CFA Society of the UK, and the Institute of Chartered Accountants of Scotland.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
8

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
9

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 16.478	$ 15.341	$ 16.962	$ 15.218	$ 18.031
Income (loss) from investment operations:
Net investment income[1]	0.435	0.466	0.340	0.550	0.544
Net realized and unrealized gain (loss)	(2.215)	1.249	(1.243)	2.174	(2.578)
Total from investment operations	(1.780)	1.715	(0.903)	2.724	(2.034)
Less dividends and distributions from:
Net investment income	(0.425)	(0.578)	(0.343)	(0.624)	(0.558)
Net realized gain	—	—	(0.375)	(0.356)	(0.221)
Total dividends and distributions	(0.425)	(0.578)	(0.718)	(0.980)	(0.779)
Net asset value, end of period	$ 14.273	$ 16.478	$ 15.341	$ 16.962	$ 15.218
Total return[2]	(10.76%)	11.26%	(4.97%)	18.17%	(11.42%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$588,377	$718,353	$655,155	$768,883	$726,792
Ratio of expenses to average net assets	0.76%	0.75%	0.78%	0.76%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.76%	0.78%	0.76%	0.76%
Ratio of net investment income to average net assets	2.90%	2.78%	2.40%	3.35%	3.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.88%	2.77%	2.40%	3.35%	3.08%
Portfolio turnover	23%	22%	22%	20%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 16.465	$ 15.327	$ 16.953	$ 15.212	$ 18.021
Income (loss) from investment operations:
Net investment income[1]	0.397	0.423	0.304	0.508	0.499
Net realized and unrealized gain (loss)	(2.213)	1.250	(1.247)	2.172	(2.574)
Total from investment operations	(1.816)	1.673	(0.943)	2.680	(2.075)
Less dividends and distributions from:
Net investment income	(0.387)	(0.535)	(0.308)	(0.583)	(0.513)
Net realized gain	—	—	(0.375)	(0.356)	(0.221)
Total dividends and distributions	(0.387)	(0.535)	(0.683)	(0.939)	(0.734)
Net asset value, end of period	$ 14.262	$ 16.465	$ 15.327	$ 16.953	$ 15.212
Total return[2]	(10.98%)	10.99%	(5.21%)	17.88%	(11.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$245,783	$289,275	$289,235	$295,266	$267,822
Ratio of expenses to average net assets	1.01%	1.00%	1.03%	1.01%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.01%	1.03%	1.01%	1.01%
Ratio of net investment income to average net assets	2.65%	2.53%	2.15%	3.10%	2.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.63%	2.52%	2.15%	3.10%	2.83%
Portfolio turnover	23%	22%	22%	20%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Multi-Manager Global Equity Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Multi-Manager Global Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee[1]	0.20%	0.20%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.15%	0.15%
Acquired Fund Fees and Expenses (AFFE)	0.58%	0.58%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.93%	1.28%
Less Expense Reimbursement[3]	(0.14%)	(0.14%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.79%	1.14%
1
The Management Fee was restated to reflect the current fee structure of the Fund.
2
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.21% of the Fund’s average daily net assets for the Standard Class (and 0.56% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee wavier and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$81	$282	$501	$1,130
Service Class	$116	$392	$689	$1,533
LVIP Multi-Manager Global Equity Managed Volatility Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest at least 80% of their assets in equity securities of U.S. and non-U.S. companies. The Underlying Funds invest in a broad and diverse group of global stocks of companies from both developed and developing markets, including the U.S. The Underlying Funds include funds advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment strategy. Through its investment in Underlying Funds, the Fund allocates assets across a broad and diverse range of U.S. and foreign equity securities with growth and value styles, including large-cap, mid-cap, small-cap and emerging market stocks. The Fund may also allocate a smaller percentage of assets to Underlying Funds that invest in real estate securities (principally, readily marketable equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property). The Underlying Funds may include index funds.
Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income outside of the U.S. or determined to be a foreign equity security in accordance with factors deemed appropriate by the adviser to the Underlying Funds. Foreign equity securities may trade on U.S. or foreign markets. An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a lower per capita gross national product. The Fund invests in Underlying Funds which hold foreign equity securities of companies in developing and less developed foreign countries (“emerging markets”). The Fund, through Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
Certain Underlying Funds may use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Also, the Underlying Funds may lend their portfolio securities to generate additional income.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying Fund allocation is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is
2LVIP Multi-Manager Global Equity Managed Volatility Fund

expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks
LVIP Multi-Manager Global Equity Managed Volatility Fund3

resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
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Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
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Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or
4LVIP Multi-Manager Global Equity Managed Volatility Fund

other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	15.98%
Lowest Quarterly Return	Q1 2020	(16.86%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP Multi-Manager Global Equity Managed Volatility Fund – Standard Class	-17.93%	3.84%	4.27%	5/1/14
LVIP Multi-Manager Global Equity Managed Volatility Fund – Service Class	-18.22%	3.48%	3.91%	5/1/14
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	10.65%
LVIP Multi-Manager Global Equity Composite (reflects no deductions for fees, expenses or taxes)	-17.26%	6.31%	7.73%
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The LVIP Multi-Manager Global Equity Composite, an unmanaged index compiled by the Fund's Adviser, is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index, 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index. The LVIP Multi-Manager Global Equity Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the LVIP Multi-Manager Global Equity Composite does not reflect the impact of the managed volatility strategy used by the Fund. Such strategy would impact the returns shown.
LVIP Multi-Manager Global Equity Managed Volatility Fund5

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP Multi-Manager Global Equity Managed Volatility Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”) which, in turn, invest at least 80% of their assets in equity securities of U.S. and non-U.S. companies. The Underlying Funds invest in a broad and diverse group of global stocks of companies from both developed and developing markets, including the U.S. The Underlying Funds include funds advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment strategy. Through its investment in Underlying Funds, the Fund allocates assets across a broad and diverse range of U.S. and foreign equity securities with growth and value styles, including large-cap, mid-cap, small-cap and emerging market stocks. The Fund, through Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund may also allocate a smaller percentage of assets to Underlying Funds that invest in real estate securities (principally, readily marketable equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property). The Underlying Funds may include index funds.
Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income outside of the United States or determined to be a foreign equity security in accordance with factors deemed appropriate by the investment adviser of the Underlying Funds. Foreign equity securities may trade on U.S. or foreign markets. Foreign equity securities may be listed or traded in the form of European Depositary Receipts, Global Depositary Receipts, American Depositary Receipts, or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. The Fund invests in Underlying Funds which hold foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a lower per capita gross national product.
Through its investment in the Underlying Funds, the Fund targets investments within the various asset classes described below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Growth companies typically pay little or no dividend.
Value Stocks: Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book to market ratio”). Additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry, may be considered in assessing value.
Mid-Cap Stocks: Mid-cap companies are defined for this purpose as companies whose market capitalizations at the time of purchase equal or exceed $500 million but do not exceed that of the largest company as ranked by market capitalization within the Russell MidCap® Index, which as of March 15, 2023 was $55.90 billion. These companies are generally established companies that may not be well-known to the public.
Small-Cap Stocks: Small-cap companies are defined for this purpose as companies whose market capitalizations are generally in the lowest 10% to 15% of total market capitalization within a country or economic region. A company’s market capitalization will be calculated by multiplying the price of a company’s stock by the number of shares of outstanding common stock.
Real Estate Stocks: A company is generally considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the development, ownership, construction, management or sale of residential, commercial, industrial or other real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial, industrial or other real estate.
Certain Underlying Funds may use derivatives such as futures contracts and options on futures contracts for equity securities and indices to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.
While the Fund does not engage in securities lending, the Underlying Funds may lend their portfolio securities to generate additional income.
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On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation model. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s asset allocation model, the desired asset class exposures, country and regional exposure, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities only upon 60 days' notice to shareholders.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
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Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated
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with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
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Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.24% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

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Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
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Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
15

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
16

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.930	$ 12.236	$ 10.826	$ 9.175	$ 11.106
Income (loss) from investment operations:
Net investment income[2]	0.178	0.121	0.097	0.101	0.116
Net realized and unrealized gain (loss)	(2.679)	1.824	1.568	1.706	(1.027)
Total from investment operations	(2.501)	1.945	1.665	1.807	(0.911)
Less dividends and distributions from:
Net investment income	(0.177)	(0.251)	(0.255)	(0.077)	(0.109)
Net realized gain	(0.065)	—	—	(0.079)	(0.911)
Return of capital	(0.027)	—	—	—	—
Total dividends and distributions	(0.269)	(0.251)	(0.255)	(0.156)	(1.020)
Net asset value, end of period	$ 11.160	$ 13.930	$ 12.236	$ 10.826	$ 9.175
Total return[3]	(17.93%)	15.90%	15.47%	19.77%	(8.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,189	$3,850	$3,236	$2,859	$2,329
Ratio of expenses to average net assets[4]	0.21%	0.21%	0.21%	0.22%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.40%	0.38%	0.43%	0.42%	0.40%
Ratio of net investment income to average net assets	1.50%	0.89%	0.93%	1.00%	1.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.31%	0.72%	0.71%	0.80%	0.90%
Portfolio turnover	18%	12%	17%	13%	103%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
17

	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.907	$ 12.219	$ 10.818	$ 9.170	$ 11.103
Income (loss) from investment operations:
Net investment income[2]	0.136	0.073	0.060	0.065	0.077
Net realized and unrealized gain (loss)	(2.672)	1.820	1.561	1.703	(1.024)
Total from investment operations	(2.536)	1.893	1.621	1.768	(0.947)
Less dividends and distributions from:
Net investment income	(0.134)	(0.205)	(0.220)	(0.041)	(0.075)
Net realized gain	(0.065)	—	—	(0.079)	(0.911)
Return of capital	(0.027)	—	—	—	—
Total dividends and distributions	(0.226)	(0.205)	(0.220)	(0.120)	(0.986)
Net asset value, end of period	$ 11.145	$ 13.907	$ 12.219	$ 10.818	$ 9.170
Total return[3]	(18.22%)	15.49%	15.07%	19.35%	(8.55%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$98,707	$127,109	$100,707	$82,078	$71,417
Ratio of expenses to average net assets[4]	0.56%	0.56%	0.56%	0.57%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.75%	0.73%	0.78%	0.77%	0.75%
Ratio of net investment income to average net assets	1.15%	0.54%	0.58%	0.65%	0.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.96%	0.37%	0.36%	0.45%	0.55%
Portfolio turnover	18%	12%	17%	13%	103%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
18

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
19

Lincoln Variable Insurance Products Trust
LVIP PIMCO Low Duration Bond Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP PIMCO Low Duration Bond Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP PIMCO Low Duration Bond Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP PIMCO Low Duration Bond Fund (the “Fund”) is to seek a high level of current income consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.58%	0.83%
Less Fee Waiver and Expense Reimbursement[1]	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.51%	0.76%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.050% on the first $500 million of the Fund’s average daily net assets; and 0.075% of the Fund’s average daily net assets in excess of $500 million. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.50% of the Fund’s average daily net assets for the Standard Class (and 0.75% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$52	$179	$317	$719
Service Class	$78	$258	$454	$1,019
LVIP PIMCO Low Duration Bond Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1035% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on a forecast for interest rates by Pacific Investment Management Company (PIMCO) (the “Sub-Adviser”). Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Sub-Adviser to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in this prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
2LVIP PIMCO Low Duration Bond Fund

•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
•
Collateralized Debt Obligations (CDOs) Risk. The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE), especially during a period of market volatility. CDOs may be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. Also, prices of CDO tranches can decline considerably.
•
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Variable and Floating Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Certain of these securities may be subject to greater liquidity risks.
•
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
•
Short Sale Risk. Short sale strategies entail certain unique risks. Short sales involve the risk of loss by buying a security at a higher price than the price at which the Fund previously sold the security short. Because a loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. The Fund’s securities held long may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency
LVIP PIMCO Low Duration Bond Fund3

management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
Borrowing Risk. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio.
•
Dollar Rolls Risk. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
•
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund.
•
Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
•
When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.
•
LIBOR Risk. Certain of the Fund’s investments and payment obligations may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
4LVIP PIMCO Low Duration Bond Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	3.56%
Lowest Quarterly Return	Q1 2022	(3.19%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP PIMCO Low Duration Bond Fund – Standard Class	-4.88%	0.57%	1.04%	5/1/14
LVIP PIMCO Low Duration Bond Fund – Service Class	-5.12%	0.32%	0.79%	5/1/14
ICE Bank of America 1-3 Yr US Treasury Index (reflects no deductions for fees, expenses or taxes)	-3.65%	0.77%	0.70%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO”)
Portfolio Manager

PIMCO Portfolio Manager	Company Title	Experience with Fund
Jerome M. Schneider	Managing Director	Since May 2014
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
LVIP PIMCO Low Duration Bond Fund5

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP PIMCO Low Duration Bond Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income consistent with preservation of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on a forecast for interest rates by Pacific Investment Management Company (PIMCO) (the “Sub-Adviser”). Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Sub-Adviser to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in this prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation, if any, arising from increases in the market value of the Fund’s holdings. Capital appreciation of Fixed Income Instruments generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security. In selecting investments for the Fund, the Sub-Adviser develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other investment selection techniques. The proportion of the Fund’s assets committed to investments with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Sub-Adviser’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
With respect to fixed income investing, the Sub-Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The Sub-Adviser identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, the Sub-Adviser may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments.
Once investment opportunities are identified, the Sub-Adviser will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that the Sub-Adviser’s investment selection techniques will produce the desired results.
“Fixed Income Instruments,” as used generally in this prospectus, includes:
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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds;
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bank capital and trust preferred securities;
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loan participations and assignments;
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delayed funding loans and revolving credit facilities;
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bank certificates of deposit, fixed time deposits and bankers’ acceptances;
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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
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obligations of international agencies or supranational entities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Fund may invest in derivatives based on Fixed Income Instruments.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in debt securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates
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and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
Collateralized Debt Obligations (CDOs) Risk. The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE), especially during a period of market volatility. CDOs may be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. Also, prices of CDO tranches can decline considerably.
In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks, such as: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Variable and Floating Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Although, when interest rates decline, there will be a reduction in the payments of interest received by the Fund from its variable rate securities. Limits on the aggregate amount by which a variable rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates. Certain of these securities may be subject to greater liquidity risk, which could make them more difficult to sell at any given time.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the
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value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Short Sale Risk. Short sale strategies entail certain unique risks. When selling a security short, the Fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short.
In addition, if the Fund had to deliver the securities sold short when other short sellers of the security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited because the security’s value cannot drop below zero. The Fund’s securities held long may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Borrowing Risk. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. Borrowing costs the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s performance. Borrowing may cause the Fund to liquidate positions to satisfy its obligations when it may not be advantageous to do so.
Dollar Rolls Risk. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund.
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Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, there could be losses both from the investment opportunity of the assets set aside to pay for the security and from any gains missed in the security’s price.
LIBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. With regards to replacement rates for LIBOR, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced in 2017 its selection of the Secured Overnight Financial Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the anticipated phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
12

Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.44% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Pacific Investment Management Company LLC (“PIMCO”), based in Newport Beach, California, has man-
aged investment portfolios for public and private pension and retirement plans, educational institutions, foundations, endowments, corporations, financial advisors, individuals and others for nearly 40 years. As of December 31, 2022, PIMCO, and its affiliates, had over $1.74 trillion in assets under management.

PIMCO Portfolio Manager	Jerome Schneider is responsible for the day-to-day management of the Fund's assets.

Jerome M. Schneider joined PIMCO in 2008 and is a managing director in PIMCO’s Newport Beach office and Head of the Short-Term Portfolio Management and Funding. Morningstar named him Fixed-Income
Fund Manager of the Year (U.S.) for 2015. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns, where he specialized in credit and mortgage-related funding transac-
tions and helped develop one of the first “repo” conduit financing companies. Additionally, during his ten-
ure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks.
Mr Schneider has 27 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Busi-
ness at New York University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
13

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
14

Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
15

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The total return in these financial highlights reflects the return set forth in the Fund’s most recent annual report, which may differ slightly from the total return in the bar chart and table in this prospectus as a result of adjustments for financial reporting purposes. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP PIMCO Low Duration Bond Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 9.854	$ 10.085	$ 9.900	$ 9.882	$ 10.010
Income (loss) from investment operations:
Net investment income[1]	0.174	0.105	0.166	0.242	0.225
Net realized and unrealized gain (loss)	(0.655)	(0.170)	0.238	0.089	(0.111)
Total from investment operations	(0.481)	(0.065)	0.404	0.331	0.114
Less dividends and distributions from:
Net investment income	(0.143)	(0.115)	(0.153)	(0.313)	(0.242)
Net realized gain	—	—	(0.048)	—	—
Return of capital	(0.063)	(0.051)	(0.018)	—	—
Total dividends and distributions	(0.206)	(0.166)	(0.219)	(0.313)	(0.242)
Net asset value, end of period	$ 9.167	$ 9.854	$ 10.085	$ 9.900	$ 9.882
Total return[2]	(4.88%)	(0.64%)	4.09%	3.37%	1.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$376,412	$135,986	$167,331	$390,993	$493,734
Ratio of expenses to average net assets[3]	0.51%	0.53%	0.54%	0.54%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.58%	0.57%	0.58%	0.58%	0.80%
Ratio of net investment income to average net assets[4]	1.85%	1.04%	1.64%	2.41%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.78%	1.00%	1.60%	2.37%	2.21%
Portfolio turnover	1,035%	461%	852%	715%	2,370%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2022, 2021, 2020, 2019, and 2018 was 0.50%, 0.53%, 0.54%, 0.54%, and 0.54%, respectively.
[4]
The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2022, 2021, 2020, 2019, and 2018 was
1.86%, 1.04%, 1.64%, 2.41%, and 2.47%, respectively.

16

	LVIP PIMCO Low Duration Bond Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 9.849	$ 10.080	$ 9.898	$ 9.881	$ 10.011
Income (loss) from investment operations:
Net investment income[1]	0.152	0.079	0.140	0.217	0.200
Net realized and unrealized gain (loss)	(0.655)	(0.168)	0.238	0.088	(0.111)
Total from investment operations	(0.503)	(0.089)	0.378	0.305	0.089
Less dividends and distributions from:
Net investment income	(0.120)	(0.099)	(0.132)	(0.288)	(0.219)
Net realized gain	—	—	(0.048)	—	—
Return of capital	(0.064)	(0.043)	(0.016)	—	—
Total dividends and distributions	(0.184)	(0.142)	(0.196)	(0.288)	(0.219)
Net asset value, end of period	$ 9.162	$ 9.849	$ 10.080	$ 9.898	$ 9.881
Total return[2]	(5.12%)	(0.89%)	3.83%	3.11%	0.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$789,146	$815,181	$720,390	$564,954	$516,059
Ratio of expenses to average net assets[3]	0.76%	0.78%	0.79%	0.79%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.82%	0.83%	0.83%	1.05%
Ratio of net investment income to average net assets[4]	1.60%	0.79%	1.39%	2.16%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.53%	0.75%	1.35%	2.12%	1.96%
Portfolio turnover	1,035%	461%	852%	715%	2,370%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2022, 2021, 2020, 2019, and 2018 was 0.75%, 0.78%, 0.79%, 0.79%, and 0.79%, respectively.
[4]
The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2022, 2021, 2020, 2019, and 2018 was
1.61%, 0.79%, 1.39%, 2.16%, and 2.22%, respectively.

17

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
18

Lincoln Variable Insurance Products Trust
LVIP SSGA Bond Index Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA Bond Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Bond Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Bond Index Fund (the “Fund”) is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg U.S. Aggregate Bond Index*.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.49%	0.74%
Less Fee Waiver[1]	(0.12%)	(0.12%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.37%	0.62%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.08% of the first $500 million of the Fund's average daily net assets; 0.122% on the next $1.5 billion of the Fund's average daily net assets; 0.152% on the next $500 million of the Fund's average daily net assets; 0.157% on the next $2.5 billion of the Fund's average daily net assets and 0.162% of the Fund’s average daily net assets in excess of $5 billion. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$38	$145	$262	$604
Service Class	$63	$224	$400	$907
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
LVIP SSGA Bond Index Fund1

Principal Investment Strategies
The Fund pursues its objectives by investing in a well-diversified portfolio that is representative of the domestic investment grade bond market. These investments include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Overall sector and quality weightings are also closely replicated to the Bloomberg U.S. Aggregate Bond Index*, with individual security selection based upon criteria generated by the sub-adviser's credit and research group, security availability, and the sub-adviser's analysis of the impact on the portfolio's weightings. The Fund, under normal circumstances, invests at least 90% of its assets in bond securities that are held in the Index. In pursuing its objective, and its investment methodology, the Fund may engage in active portfolio trading.
The Fund may at times purchase or sell futures contracts on fixed-income securities, interest rates, and fixed-income securities indices in lieu of investing directly in fixed-income securities. The Fund might do so, for example, in order to adjust the interest-rate sensitivity of the Fund to bring it more closely in line with that of the Bloomberg U.S. Aggregate Bond Index*. It might also do so to increase its investment exposure pending investment of cash in the bonds comprising the Index or to reduce its investment exposure in situations where it intends to sell a portion of the securities in its portfolio but the sale has not yet been completed.
*
Bloomberg U.S. Aggregate Bond Index is a trademark of Bloomberg Bank PLC and has been licensed for use in connection with the management of the Fund. The Fund is not sponsored by, endorsed, sold or promoted by Bloomberg Bank and Bloomberg Bank makes no representation regarding the advisability of investing in the Fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial
2LVIP SSGA Bond Index Fund

instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q1 2020	3.51%
Lowest Quarterly Return	Q1 2022	(5.93%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP SSGA Bond Index Fund – Standard Class	-13.44%	-0.32%	0.70%
LVIP SSGA Bond Index Fund – Service Class	-13.66%	-0.57%	0.45%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Marc DiCosimo, CFA	Vice President	Since May 2014
Michael Przygoda, CFA	Vice President	Since May 2016
Cynthia Moy	Principal	Since October 2021
LVIP SSGA Bond Index Fund3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP SSGA Bond Index Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg U.S. Aggregate Bond Index*. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objectives by investing in a well-diversified portfolio that is representative of the domestic investment grade bond market. These investments include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Overall sector and quality weightings are also closely replicated to the Bloomberg U.S. Aggregate Bond Index, with individual security selection based upon criteria generated by the sub-adviser's credit and research group, security availability, and the sub-adviser's analysis of the impact on the portfolio's weightings. The Fund, under normal circumstances, invests at least 90% of its assets in bond securities that are held in the Index. In pursuing its objective, and its investment methodology, the Fund may engage in active portfolio trading.
While complete replication of the Bloomberg U.S. Aggregate Bond Index is not possible, a stratified sampling approach is employed to build a Fund portfolio whose broad characteristics match those of the Index. Individual securities holdings may differ from the Index, and the Fund may not track the performance of the Index perfectly due to the sampling methodology, expenses and transaction costs, the cash flows into and out of the Fund, and differences between how and when the Fund and the Index are valued.
The Fund may at times purchase or sell futures contracts on fixed-income securities, interest rates, and fixed-income securities indices in lieu of investment directly in fixed-income securities. The Fund might do so, for example, in order to adjust the interest-rate sensitivity of the Fund to bring it more closely in line with that of the Bloomberg U.S. Aggregate Bond Index. It might also do so to increase its investment exposure pending investment of cash in the bonds comprising the Index or to reduce its investment exposure in situations where it intends to sell a portion of the securities in its portfolio but the sale has not yet been completed.
*Bloomberg U.S. Aggregate Bond Index is a trademark of Bloomberg Bank PLC and has been licensed for use in connection with the management of the Fund. The Fund is not sponsored by, endorsed, sold or promoted by Bloomberg Bank and Bloomberg Bank makes no representation regarding the advisability of investing in the Fund.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in bond securities that are held in the Bloomberg Barclays U.S. Aggregate Bond Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
5

Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
6

IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
7

Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.28% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of
State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2022, SSGA FM had approximately $804.4 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corpora-
tion. As of December 31, 2022, SSGA had approximately $3.48 trillion in assets under management.

SSGA FM Portfolio Managers	The Fund is managed by the Fixed Income Beta Solutions Group of SSGA. Marc DiCosimo, Michael Przygoda and Cynthia Moy are responsible for the day-to-day management of the Fund's assets.

Marc DiCosimo, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Fixed Income
Beta Solutions Group within the Fixed Income, Cash and Currency Team. Prior to joining SSGA in 2013,
Mr. DiCosimo worked at Wellington Management as a fixed income portfolio analyst on the Mortgage
Backed Securities Team. Mr. DiCosimo has twenty years of fixed income experience working at Loomis
Sayles and Saxon Mortgage Capital. Mr. DiCosimo graduated from the University of Richmond with a degree in Accounting. He is a Chartered Financial Analyst® (CFA) and is a member of the CFA Institute and
CFA Society Boston, Inc. He is a co-chair of the Mortgage Securitization Council of the Association of Insti-
tutional Investors.

Michael Przygoda, CFA, is a Vice President of SSGA and a Portfolio Manager in the Fixed Income Beta
Solutions Group, managing a variety of securitized and custom aggregate bond strategies. Mr. Przygoda joined SSGA in 2006. Mr. Przygoda holds a Bachelor of Arts in Finance from Stonehill College and a Mas-
ter of Science in Finance from Suffolk University. He is a Chartered Financial Analyst® (CFA) Charterholder
and is a member of the CFA Institute and CFA Society Boston, Inc.

Cynthia Moy joined the firm in 2007 and is a Principal of SSGA and the Adviser and a Portfolio Manager in
the Fixed Income Beta Solutions Group. As part of the portfolio management team, she is responsible for managing government bond strategies. Previously, Ms. Moy was an analyst in the Government Solutions
Team, where she was responsible for credit surveillance of housing finance agency bonds. Ms. Moy's prior roles at State Street also include work as an analyst in the Stable Value Team, the Global Structured Prod-
ucts Group, as well as the Mutual Funds Division. Ms. Moy holds a Bachelor of Arts in Quantitative Eco-
nomics from Tufts University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
8

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
9

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA Bond Index Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 11.546	$ 12.057	$ 11.460	$ 10.881	$ 11.231
Income (loss) from investment operations:
Net investment income[1]	0.223	0.189	0.237	0.284	0.275
Net realized and unrealized gain (loss)	(1.770)	(0.427)	0.620	0.612	(0.315)
Total from investment operations	(1.547)	(0.238)	0.857	0.896	(0.040)
Less dividends and distributions from:
Net investment income	(0.227)	(0.228)	(0.260)	(0.317)	(0.310)
Net realized gain	—	(0.045)	—	—	—
Total dividends and distributions	(0.227)	(0.273)	(0.260)	(0.317)	(0.310)
Net asset value, end of period	$ 9.772	$ 11.546	$ 12.057	$ 11.460	$ 10.881
Total return[2]	(13.44%)	(1.98%)	7.49%	8.24%	(0.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,574,338	$2,033,169	$2,172,627	$1,961,969	$1,833,230
Ratio of expenses to average net assets	0.37%	0.36%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.49%	0.49%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	2.13%	1.60%	1.97%	2.48%	2.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.01%	1.47%	1.85%	2.36%	2.38%
Portfolio turnover	49%	95%	92%	43%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP SSGA Bond Index Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 11.550	$ 12.061	$ 11.464	$ 10.885	$ 11.234
Income (loss) from investment operations:
Net investment income[1]	0.197	0.159	0.207	0.256	0.247
Net realized and unrealized gain (loss)	(1.770)	(0.427)	0.621	0.611	(0.315)
Total from investment operations	(1.573)	(0.268)	0.828	0.867	(0.068)
Less dividends and distributions from:
Net investment income	(0.200)	(0.198)	(0.231)	(0.288)	(0.281)
Net realized gain	—	(0.045)	—	—	—
Total dividends and distributions	(0.200)	(0.243)	(0.231)	(0.288)	(0.281)
Net asset value, end of period	$ 9.777	$ 11.550	$ 12.061	$ 11.464	$ 10.885
Total return[2]	(13.66%)	(2.22%)	7.23%	7.97%	(0.58%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$812,378	$1,033,836	$1,032,877	$952,426	$943,149
Ratio of expenses to average net assets	0.62%	0.61%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.74%	0.72%	0.72%	0.73%
Ratio of net investment income to average net assets	1.88%	1.35%	1.72%	2.23%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.76%	1.22%	1.60%	2.11%	2.13%
Portfolio turnover	49%	95%	92%	43%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP SSGA Conservative Index Allocation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA Conservative Index Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Conservative Index Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Conservative Index Allocation Fund (the “Fund”) is to seek a high level of current income, with some consideration given to growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.15%	0.15%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)	0.31%	0.31%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.56%	0.81%
Less Expense Reimbursement[2]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.51%	0.76%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.20% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$52	$174	$308	$697
Service Class	$78	$254	$445	$997
LVIP SSGA Conservative Index Allocation Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure, investing in other mutual funds (the “Underlying Funds”). The Fund, under normal circumstances, invests approximately 60% of its assets in Underlying Funds that invest primarily in fixed income securities (bonds), and approximately 40% of its assets in Underlying Funds that primarily invest in equity securities (stocks). The Underlying Funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds) and exchange-traded funds. The underlying index funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”), and sub-advised by SSGA Funds Management, Inc.
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities (including to-be-announced transactions) and inflation-indexed bonds, and a smaller percentage of assets to domestic and foreign equity securities (stocks), including stocks of small- and medium-cap companies and those with growth and value characteristics. Foreign securities may include securities of companies in emerging market countries. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
2LVIP SSGA Conservative Index Allocation Fund

•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP SSGA Conservative Index Allocation Fund3

•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	9.51%
Lowest Quarterly Return	Q2 2022	(9.02%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP SSGA Conservative Index Allocation Fund – Standard Class	-14.75%	2.25%	3.71%
LVIP SSGA Conservative Index Allocation Fund – Service Class	-14.96%	1.99%	3.45%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Conservative Index Allocation Composite (reflects no deductions for fees, expenses or taxes)	-14.16%	2.76%	4.27%
*
The Conservative Index Allocation Composite, an unmanaged index complied by the Fund's Adviser, is constructed as follows: 50% Bloomberg U.S. Aggregate Bond Index, 17% S&P 500® Index, 14% MSCI EAFE® NR Index, 10% Bloomberg U.S. TIPS Index, 4% MSCI Emerging Markets NR Index, 3% S&P MidCap 400® Index, and 2% Russell 2000® Index. The Conservative Index Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
4LVIP SSGA Conservative Index Allocation Fund

Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Conservative Index Allocation Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income with some consideration given to growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in other mutual funds (the “Underlying Funds”) that invest in equity securities (stocks) and/or fixed income securities (bonds). The Fund, under normal circumstances, invests approximately 60% of its assets in Underlying Funds that primarily invest in fixed income securities (bonds), and approximately 40% of its assets in Underlying Funds that primarily invest in equity securities (stocks). The Underlying Funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds) and exchange-traded funds. The underlying index funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”), and sub-advised by SSGA Funds Management, Inc.
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities (including to-be-announced transactions) and inflation-indexed bonds, and a smaller percentage of assets to domestic and foreign equity securities (stocks), including stocks of small- and medium-cap companies and those with growth and value characteristics. Foreign securities may include securities of companies in emerging market countries. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the Underlying Funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase. The countries included in this definition will change over time.
Exchange-Traded Funds (“ETFs”): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
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The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement
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date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the
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country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.15% of the Fund's average net assets).
LFI Portfolio Manager	Jay Shearon, Jason Forsythe and Alex Zeng are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
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the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
12

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA Conservative Index Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.237	$ 14.733	$ 13.532	$ 12.157	$ 13.090
Income (loss) from investment operations:
Net investment income[1]	0.340	0.305	0.273	0.306	0.300
Net realized and unrealized gain (loss)	(2.596)	0.634	1.368	1.495	(0.867)
Total from investment operations	(2.256)	0.939	1.641	1.801	(0.567)
Less dividends and distributions from:
Net investment income	(0.363)	(0.322)	(0.294)	(0.319)	(0.307)
Net realized gain	(0.240)	(0.113)	(0.146)	(0.107)	(0.059)
Total dividends and distributions	(0.603)	(0.435)	(0.440)	(0.426)	(0.366)
Net asset value, end of period	$ 12.378	$ 15.237	$ 14.733	$ 13.532	$ 12.157
Total return[2]	(14.75%)	6.37%	12.18%	14.83%	(4.34%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,418	$58,531	$49,097	$38,885	$32,361
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.25%	0.24%	0.26%	0.29%	0.35%
Ratio of net investment income to average net assets	2.52%	2.00%	1.97%	2.33%	2.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.47%	1.96%	1.91%	2.24%	2.17%
Portfolio turnover	16%	15%	31%	15%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP SSGA Conservative Index Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.227	$ 14.726	$ 13.528	$ 12.156	$ 13.086
Income (loss) from investment operations:
Net investment income[1]	0.306	0.266	0.238	0.273	0.267
Net realized and unrealized gain (loss)	(2.593)	0.632	1.366	1.492	(0.864)
Total from investment operations	(2.287)	0.898	1.604	1.765	(0.597)
Less dividends and distributions from:
Net investment income	(0.328)	(0.284)	(0.260)	(0.286)	(0.274)
Net realized gain	(0.240)	(0.113)	(0.146)	(0.107)	(0.059)
Total dividends and distributions	(0.568)	(0.397)	(0.406)	(0.393)	(0.333)
Net asset value, end of period	$ 12.372	$ 15.227	$ 14.726	$ 13.528	$ 12.156
Total return[2]	(14.96%)	6.10%	11.91%	14.54%	(4.57%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81,908	$103,670	$98,050	$83,153	$72,588
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.50%	0.49%	0.51%	0.54%	0.60%
Ratio of net investment income to average net assets	2.27%	1.75%	1.72%	2.08%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.22%	1.71%	1.66%	1.99%	1.92%
Portfolio turnover	16%	15%	31%	15%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA Emerging Markets Equity Index Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Emerging Markets Equity Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”), is to seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.34%	0.34%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	0.61%	0.86%
Less Expense Reimbursement[1]	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.50%	0.75%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.50% of the Fund’s average daily net assets for the Standard Class (and 0.75% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$51	$184	$329	$752
Service Class	$77	$263	$466	$1,051
LVIP SSGA Emerging Markets Equity Index Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
SSGA Funds Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund is an “index” fund that seeks to track, before fees and expenses, the total return of the MSCI Emerging Markets Index* (the “Index”) over the long term. As an “index” fund, the Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.
In seeking to track the performance of the Index, the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to create a portfolio of securities with generally the same risk and return characteristics as those of the Index. The number of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Sub-Adviser may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index, in approximately the same proportions as the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.
The Fund, under normal circumstances, generally invests substantially all, but at least 80%, of its net assets (plus borrowings, if any) in securities included in the Index or in other securities of emerging market companies providing exposure comparable, in the Sub-Adviser’s view, to securities comprising the Index. An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the Index at the time of purchase. These securities may be represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) or Participatory Notes (P-Notes). The notional value of the Fund’s investments in derivatives or other synthetic instruments that provide exposures comparable, in the judgment of the Sub-adviser, to investments in the Index may be counted toward satisfaction of this 80% policy. The Fund may invest a portion of its assets in cash and cash equivalents, repurchase agreements and money market instruments, such as money market funds (including money market funds advised by the Sub-Adviser).
The Fund may purchase or sell futures contracts, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in stocks or other investments. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may enter into other derivatives transactions, including the use of options, forwards or swap transactions, in lieu of investing directly in the stocks making up the Index. The Fund may also, to the extent permitted by applicable law, invest in shares of other registered investment companies whose investment objectives and policies are similar to those of the Fund (including funds advised by the Sub-Adviser).
The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging market countries. As of March 31, 2023, the Index comprised 1,373 securities covering large- and mid-cap companies across 24 countries and represented approximately 85 % of the market capitalization of MSCI Emerging Markets Investable Market Index (IMI), which is composed of large-, mid- and small-cap companies. As of March 31, 2023, the market capitalization of the companies included in the Index ranged from $635.0 million to $1.9 trillion. Countries covered in the Index have historically included, among others, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. As of March 31, 2023, a significant portion of the Index comprised companies in the financial and information technology sectors, although this may change from time to time. As of March 31, 2023, a significant portion of the Index comprised companies located in China and Taiwan and a significant portion of the Index constituents are denominated in Hong Kong Dollars, although this may change from time to time.
*
MSCI® is a trademark of MSCI Inc. (MSCI), and the Fund has obtained a license to use and to refer to the trademark and the MSCI Emerging Markets Index. The Fund referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such Fund or any index on which such Fund is based.
2LVIP SSGA Emerging Markets Equity Index Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Asia-Pacific Countries Risk. Many Asian-Pacific economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s economies also are dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources.
•
Europe Risk. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (“EU”). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the euro and/or withdraw from the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies.
•
Latin America Risk. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.
•
Russia Risk. In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
•
China Risk. The Fund currently invests a significant portion of its assets in companies located in China, and therefore, the Fund has more exposure to the market, currency, economic, social, political, regulatory, geopolitical and other risks specific to China.
LVIP SSGA Emerging Markets Equity Index Fund3

•
Financial Services Sector Risk. The profitability of many types of financial services companies may be adversely affected in certain market cycles. For example, periods of rising interest rates may restrict the availability and increase the cost of capital for these companies. In addition, financial services companies often are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers.
•
Technology Sector Risk. Investments in technology companies exposed to special risks, such as rapid advances in technology that might cause existing products to become obsolete. Companies in a number of technology industries are also subject to more government regulations and approval processes than many other industries.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
4LVIP SSGA Emerging Markets Equity Index Fund

Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	19.02%
Lowest Quarterly Return	Q1 2020	(24.23%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
LVIP SSGA Emerging Markets Equity Index Fund – Standard Class	-21.19%	1.43%	11/1/18
LVIP SSGA Emerging Markets Equity Index Fund – Service Class	-21.39%	1.18%	11/1/18
MSCI Emerging Markets Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-20.09%	2.45%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Thomas Coleman, CFA	Vice President	Since November 2018
Emiliano Rabinovich, CFA	Managing Director and Senior Portfolio Manager	Since March 2023
Michael Finocchi	Principal	Since November 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
LVIP SSGA Emerging Markets Equity Index Fund5

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP SSGA Emerging Markets Equity Index Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities. This objective is non-fundamental and may be changed without shareholder approval.
SSGA Funds Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund is an “index” fund that seeks to track, before fees and expenses, the total return of the MSCI Emerging Markets Index* (the “Index”) over the long term. As an “index” fund, the Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.
In seeking to track the performance of the Index, the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to create a portfolio of securities with generally the same risk and return characteristics as those of the Index. The number of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Sub-Adviser may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index, in approximately the same proportions as the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.
The Fund, under normal circumstances, generally invests substantially all, but at least 80%, of its net assets (plus borrowings, if any) in securities included in the Index or in other securities of emerging market companies providing exposure comparable, in the Sub-Adviser’s view, to securities comprising the Index. An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the Index at the time of purchase. These securities may be represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) or Participatory Notes (P-Notes). The notional value of the Fund’s investments in derivatives or other synthetic instruments that provide exposures comparable, in the judgment of the Sub-Adviser, to investments in the Index may be counted toward satisfaction of this 80% policy. The Fund may invest a portion of its assets in cash and cash equivalents, repurchase agreements and money market instruments, such as money market funds (including money market funds advised by the Sub-Adviser).
The Fund may purchase or sell futures contracts, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in stocks or other investments. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may enter into other derivatives transactions, including the use of options, forwards or swap transactions, in lieu of investing directly in the stocks making up the Index. The Fund may also, to the extent permitted by applicable law, invest in shares of other registered investment companies whose investment objectives and policies are similar to those of the Fund (including funds advised by the Sub-Adviser).
The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging market countries. As of March 31, 2023, the Index comprised 1,373 securities covering large- and mid-cap companies across 24 countries and represented approximately 85 % of the market capitalization of MSCI Emerging Markets Investable Market Index (IMI), which is composed of large-, mid- and small-cap companies. As of March 31, 2023, the market capitalization of the companies included in the Index ranged from $635.0 million to $1.9 trillion. Countries covered in the Index have historically included, among others, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. As of March 31, 2023, a significant portion of the Index comprised companies in the financial and information technology sectors, although this may change from time to time. As of March 31, 2023, a significant portion of the Index comprised companies located in China and Taiwan and a significant portion of the Index constituents are denominated in Hong Kong Dollars, although this may change from time to time.
The Index is sponsored by MSCI, Inc. (the “Index Provider”) which is not affiliated with the Fund, the Adviser, or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Additional Index Information. The Index’s components are reconstituted and rebalanced semi-annually. The Index Provider classifies each issuer in one country. The Index Provider generally determines the country classification of an issuer based on the issuer’s country of incorporation and the primary listing of its securities. To the extent that an issuer is incorporated in a different country than the country in which its securities are principally traded, the Index Provider considers the following additional set of criteria to determine
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the issuer’s country classification: (i) the secondary listings of the issuer’s securities, if any (ii) the geographic distribution of the issuer’s shareholder base (iii) the location of the issuer’s headquarters (iv) the geographic distribution of the issuer’s operations (in terms of assets and revenues) (v) the issuer’s history with respect to these criteria and (vi) the country in which investors consider the issuer to be most appropriately classified based on communications between the Index Provider and investors.
*
MSCI® is a trademark of MSCI Inc. (MSCI), and the Fund has obtained a license to use and to refer to the trademark and the MSCI Emerging Markets Index. The Fund referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such Fund or any index on which such Fund is based.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in securities held by its benchmark index, currently the MSCI Emerging Markets Index, or in other securities of emerging market companies providing exposure comparable to the securities comprising the Index, only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the
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country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Asia-Pacific Countries Risk. Many Asian-Pacific economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s economies also are dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.
The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.
Europe Risk. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (“EU”). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries.
In addition, one or more countries may abandon the euro and/or withdraw from the EU. For example, on January 31, 2020, the United Kingdom formally withdrew from the EU (commonly referred to as “Brexit”) and entered a transition period during which the United Kingdom remained part of the EU single market and customs union, the laws of which governed the economic, trade, and security relations between the United Kingdom and EU. The transition period concluded on December 31, 2020, and the United Kingdom left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the United Kingdom’s exit will increase
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the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies. This may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund’s investments.
In addition, a number of countries in Europe have suffered terrorist attacks and additional attacks may occur in the future. Such attacks may cause uncertainty in financial markets and may adversely affect the performance of the issuers to which the Fund has exposure.
Latin America Risk. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. Their agreements may not be successful in the long-term, and they may not result in economic stability. These trade arrangements may not be fully implemented, or may be partially or completely unwound. Also, a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and nonparticipating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility. These events also may result in a resurgence in economic protectionism, an undermining of confidence in the Latin American markets and/or an undermining of Latin American economic stability. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Russia Risk. In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive action taken and resulting future market disruptions, counter sanctions or other retaliatory actions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. This conflict may expand, and military attacks could occur elsewhere in Europe. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets.
In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions. Also, there is no central registration system for shareholders, and it is possible for a shareholder to lose its registration through fraud, negligence, or mere oversight. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity.
China Risk. The Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In recent decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility
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and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund’s investments in securities of issuers located in China.
Financial Services Sector Risk. The profitability of many types of financial services companies may be adversely affected in certain market cycles. For example, periods of rising interest rates may restrict the availability and increase the cost of capital for these companies. Moreover, when interest rates rise, the value of securities issued by many types of financial services companies generally falls. Declining economic conditions may cause credit losses due to financial difficulties of borrowers. In addition, financial services companies often are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability.
Technology Sector Risk. Investments in technology companies exposed to special risks, such as rapid advances in technology that might cause existing products to become obsolete. Companies in a number of technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
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Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.34% of the Fund's average net assets).
Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of
State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2022, SSGA FM had approximately $804.4 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corpora-
tion. As of December 31, 2022, SSGA had approximately $3.48 trillion in assets under management.

SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Group of SSGA. Thomas Coleman, Emiliano Rabinovich, and Michael Finocchi are responsible for the day-to-day management of the Fund's assets.

Thomas Coleman, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity
Beta Solutions Group. Within this group, Mr. Coleman is the Emerging Markets Strategy leader and, as such, he is responsible for the management of a variety of commingled, segregated, and exchange traded products benchmarked to international indices, including MSCI Emerging Markets and ACWI indices, as well as S&P Emerging Markets indices. Mr. Coleman is also responsible for domestic strategies benchmarked to Russell, Standard & Poor’s, and NASDAQ indices. Mr. Coleman holds a Bachelor of Sci-
ence in Finance and Accounting from Boston College and a Master of Business Administration from
Babson College. He also earned the Chartered Financial Analyst® (CFA) designation and is a member of
CFA Society Boston, Inc.

Emiliano Rabinovich, CFA, is a Managing Director at SSGA and a Senior Portfolio Manager in the Global
Equity Beta Solutions Group. Within this group, he is the strategy leader for their Tax Aware, Smart Beta and ESG products. Mr. Rabinovich currently manages both traditional indexing and a variety of alternative beta mandates, local and global strategies and fund structures, which include separate accounts, com-
mingled funds, mutual funds and ETFs. Mr. Rabinovich joined SSGA in Montreal in 2006. Mr. Rabinovich holds a Bachelor of Arts in Economics from the University of Buenos Aires and a Master of Arts in Eco-
nomics from the University of CEMA. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

Michael Finocchi is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions
Group. He is responsible for managing a wide variety of equity index and tax-efficient strategies for institu-
tional clients and high net worth individuals. Prior to assuming his current role in March 2012, Mr.
Finocchi was a senior manager in Portfolio Administration responsible for the operations of funds man-
aged by the Global Equity Beta Solutions Group. Mr. Finocchi holds a Master of Business Administration with a concentration in Finance from Boston University's Questrom School of Business as well as a Bach-
elor of Arts in History and Business Studies from Providence College.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
13

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
14

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
15

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA Emerging Markets Equity Index Fund Standard Class
	Year Ended				11/1/18[1] to
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.488	$ 13.244	$ 11.537	$ 10.074	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.256	0.238	0.189	0.287	0.028
Net realized and unrealized gain (loss)	(2.906)	(0.674)	1.776	1.491	0.057
Total from investment operations	(2.650)	(0.436)	1.965	1.778	0.085
Less dividends and distributions from:
Net investment income	(0.316)	(0.320)	(0.214)	(0.268)	(0.003)
Net realized gain	—	—	(0.044)	(0.047)	(0.008)
Total dividends and distributions	(0.316)	(0.320)	(0.258)	(0.315)	(0.011)
Net asset value, end of period	$ 9.522	$ 12.488	$ 13.244	$ 11.537	$ 10.074
Total return[3]	(21.19%)	(3.30%)	17.20%	17.75%	0.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$315,286	$815,846	$792,366	$757,110	$630,939
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.61%	0.52%	0.57%	0.51%	0.51%
Ratio of net investment income to average net assets[4]	2.37%	1.76%	1.74%	2.63%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	2.26%	1.74%	1.67%	2.62%	1.61%
Portfolio turnover	11%	19%	36%	52%	1%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]
The Fund recouped management fees during the years ended December 31, 2021 and December 31, 2020, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.02% and 0.07%.

16

	LVIP SSGA Emerging Markets Equity Index Fund Service Class
	Year Ended				11/1/18[1] to
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.456	$ 13.215	$ 11.521	$ 10.072	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.222	0.202	0.164	0.259	0.020
Net realized and unrealized gain (loss)	(2.890)	(0.668)	1.767	1.488	0.061
Total from investment operations	(2.668)	(0.466)	1.931	1.747	0.081
Less dividends and distributions from:
Net investment income	(0.291)	(0.293)	(0.193)	(0.251)	(0.001)
Net realized gain	—	—	(0.044)	(0.047)	(0.008)
Total dividends and distributions	(0.291)	(0.293)	(0.237)	(0.298)	(0.009)
Net asset value, end of period	$ 9.497	$ 12.456	$ 13.215	$ 11.521	$ 10.072
Total return[3]	(21.39%)	(3.54%)	16.91%	17.46%	0.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,300	$16,247	$8,831	$3,903	$211
Ratio of expenses to average net assets[4]	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.86%	0.77%	0.82%	0.76%	0.76%
Ratio of net investment income to average net assets[4]	2.12%	1.51%	1.49%	2.38%	1.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	2.01%	1.49%	1.42%	2.37%	1.36%
Portfolio turnover	11%	19%	36%	52%	1%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]
The Fund recouped management fees during the years ended December 31, 2021 and December 31, 2020, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.02% and 0.07%.

17

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
18

Lincoln Variable Insurance Products Trust
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”) is to seek long-term growth of capital. Current income is not a consideration.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.20%	0.20%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.66%	0.91%
Less Fee Waiver[2]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.56%	0.81%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$57	$201	$358	$813
Service Class	$83	$280	$494	$1,110
LVIP SSGA Global Tactical Allocation Managed Volatility Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure with an active allocation strategy. Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. SSGA Funds Management Inc. (the “Sub-Adviser”) serves as sub-adviser to the Fund’s active allocation strategy. The Sub-Adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to it. Such allocations are subject to change at the discretion of the Adviser. The Sub-Adviser invests substantially all of the Fund’s assets allocated to it in other mutual funds and exchange-traded funds (collectively, the “Underlying Funds”), including funds advised by the Adviser and Sub-Adviser which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The Sub-Adviser, under normal circumstances, invests approximately 60% of the Fund’s assets allocated to it in Underlying Funds, which invest primarily in equity securities (stocks), and approximately 40% of the Fund’s assets allocated to it in Underlying Funds, which invest primarily in fixed income securities (bonds).
The Sub-Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. The Fund allocates assets in Underlying Funds that invest in equity securities (stocks), including small- and medium-cap stocks and stocks and those with growth and value characteristics. The securities may be foreign equity securities, including emerging market equity securities. Through the investment in Underlying Funds, the Fund may invest a large percentage of the Fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund allocates a smaller percentage of assets to Underlying Funds that invest in domestic fixed income securities (bonds), including mortgage-backed securities, corporate, government, and inflation-indexed bonds. The Underlying Funds will include, but are not limited to, funds that employ a passive investment style (i.e., index funds), multi-factor funds (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum), and funds that provide exposure to a specific market sector.
On at least an annual basis, the Sub-Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Sub-Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation model.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
To determine the relative attractiveness of broad asset classes and markets, the Sub-Adviser 's asset allocation models use a disciplined, systematic process. The Sub-Adviser generates and then combines expected risk and return forecasts for a wide variety of asset classes and reassess value across asset-class, including country, style and sector. This set of resulting forecasts is the primary influence in determining the asset allocation over-weights and under-weights. The Sub-Adviser’s investment relies on proprietary quantitative models as well as the Sub-Adviser's fundamental views regarding factors that may not be captured by the quantitative models. The allocations to each asset class will change over time as the Adviser's expectations of each asset class shift.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
2LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund3

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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
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Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
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Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The
4LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
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Commodities-Related Investment Risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investing in commodities, including through commodity-linked derivative instruments is speculative. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
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Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	11.66%
Lowest Quarterly Return	Q1 2020	(14.29%)
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy, which was implemented on that date and is currently used by the Fund.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund5

Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP SSGA Global Tactical Allocation Managed Volatility Fund – Standard Class	-14.33%	1.87%	3.57%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund – Service Class	-14.54%	1.62%	3.31%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Global Tactical Allocation Composite (reflects no deductions for fees, expenses or taxes)	-15.28%	3.76%	5.75%
*
The Global Tactical Allocation Composite, an unmanaged index compiled by the Fund's adviser, is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index. The Global Tactical Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the fund invests. The performance of the Global Tactical Allocation Composite does not reflect the impact of the managed volatility strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Manager	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since August 2021
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

SSGA Portfolio Managers	Company Title	Experience with Fund
Michael Martel	Managing Director	Since May 2017
Jeremiah Holly	Vice President	Since July 2021
The individuals responsible for the Fund’s managed volatility strategy are:

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
6LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund7

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital. Current income is not a consideration. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure with an active allocation strategy. Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. SSGA Fund’s Management Inc. (the “Sub-Adviser”) serves as sub-adviser to the Fund’s active allocation strategy. The Sub-Adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to it. Such allocations are subject to change at the discretion of the Adviser. The Sub-Adviser invests substantially all of the Fund’s assets allocated to it in other mutual funds and exchange-traded funds (collectively, the “Underlying Funds”), including funds advised by the Adviser or Sub-Adviser which, in turn, invest in equity securities (stocks), and/or fixed income securities (bonds). The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The Sub-Adviser, under normal circumstances, invests approximately 60% of the Fund’s assets allocated to it in Underlying Funds which invest primarily in equity securities (stocks) and approximately 40% of the Fund’s assets allocated to it in Underlying Funds which invest primarily in fixed income securities (bonds).
The Sub-Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. The Fund allocates assets to Underlying Funds that invest in equity securities (stocks), including small- and medium-cap companies and those with growth and value characteristics. The securities may be foreign equity securities, including emerging market equity securities. Through the investment in Underlying Funds, the Sub-Adviser may invest a large percentage of the Fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund allocates a smaller percentage of assets to Underlying Funds that invest in domestic fixed income securities (bonds), including mortgage-backed securities, corporate, government, and inflation-indexed bonds. The Underlying Funds will include, but are not limited to, funds that employ a passive investment style (i.e., index funds), multi-factor funds (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum), and funds that provide exposure to a specific market sector.
Descriptions of the investments of the Underlying Funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside the United States. The foreign securities will include securities from emerging market countries. The Sub-Adviser may invest a large percentage of the Fund's assets in issuers in a single country, a small number of countries, or a particular geographic region.
Fixed Income (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Exchange-Traded Funds (“ETFs”): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the Sub-Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Sub-Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation model.
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The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
To determine the relative attractiveness of broad asset classes and markets, the Sub-Adviser's asset allocation models use a disciplined, systematic process. The Sub-Adviser generates and then combines expected risk and return forecasts for a wide variety of asset classes and reassess value across asset class, including country, style and sector. This set of resulting forecasts is the primary influence in determining the asset allocation over-weights and under-weights. The Sub-Adviser’s investment relies on proprietary quantitative models as well as the Sub-Adviser's fundamental views regarding factors that may not be captured by the quantitative models. The allocations to each asset class will change over time as the Adviser's expectations of each asset class shift.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is
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affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Commodities-Related Investment Risks. Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. In addition, the Fund’s exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity-linked futures, and options thereon, is speculative.
The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity.
Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
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Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser(s) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.30% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Manager	Jay Shearon, Jason Forsythe, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

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Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of
State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2022, SSGA FM had approximately $804.4 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corpora-
tion. As of December 31, 2022, SSGA had approximately $3.48 trillion in assets under management.

SSGA FM Portfolio Managers	Michael Martel and Jeremiah Holly are responsible for the day-to-day management of the portion of the Fund's assets allocated to SSGA FM.

Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas
for SSGA’s Investment Solutions Group (ISG). In this role, he is responsible for the design and manage-
ment of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG's Exposure Management Team. He has been working in the investment management field since 1992. Mr. Martel holds a Bachelor of Arts degree in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the
Carroll School of Management at Boston College.

Jeremiah Holly, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solu-
tions Group (ISG). In this role, he is responsible for managing a variety of multi-asset class portfolios, including tactical asset allocation strategies and model portfolio strategies. Mr. Holly is actively involved in the investment research that underpins the team’s views across capital markets and also plays a key role in articulating those perspectives and ideas to clients. Before joining ISG, he was a member of the firm's
Consultant Relations department supporting asset allocation and fixed income investment strategies. Mr.
Holly graduated from the University of Richmond with a Bachelor of Arts degree in Economics. He earned the Chartered Financial Analyst (CFA) designation and is a member of both CFA Society Boston, Inc. and
CFA Institute.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
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The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
17

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
18

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.490	$ 12.446	$ 12.268	$ 11.026	$ 12.394
Income (loss) from investment operations:
Net investment income[2]	0.338	0.375	0.198	0.274	0.251
Net realized and unrealized gain (loss)	(2.137)	1.185	0.615	1.455	(1.265)
Total from investment operations	(1.799)	1.560	0.813	1.729	(1.014)
Less dividends and distributions from:
Net investment income	(0.427)	(0.678)	(0.220)	(0.310)	(0.354)
Net realized gain	(0.206)	(0.838)	(0.415)	(0.177)	—
Return of capital	(0.003)	—	—	—	—
Total dividends and distributions	(0.636)	(1.516)	(0.635)	(0.487)	(0.354)
Net asset value, end of period	$ 10.055	$ 12.490	$ 12.446	$ 12.268	$ 11.026
Total return[3]	(14.33%)	12.58%	7.02%	15.75%	(8.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,718	$55,090	$48,644	$48,147	$44,683
Ratio of expenses to average net assets[4]	0.36%	0.36%	0.36%	0.36%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.46%	0.46%	0.46%	0.46%	0.45%
Ratio of net investment income to average net assets	3.05%	2.81%	1.71%	2.30%	2.05%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	2.95%	2.71%	1.61%	2.20%	1.95%
Portfolio turnover	112%	91%	81%	65%	34%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
19

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.489	$ 12.446	$ 12.270	$ 11.028	$ 12.392
Income (loss) from investment operations:
Net investment income[2]	0.310	0.341	0.169	0.244	0.220
Net realized and unrealized gain (loss)	(2.136)	1.184	0.612	1.454	(1.262)
Total from investment operations	(1.826)	1.525	0.781	1.698	(1.042)
Less dividends and distributions from:
Net investment income	(0.398)	(0.644)	(0.190)	(0.279)	(0.322)
Net realized gain	(0.206)	(0.838)	(0.415)	(0.177)	—
Return of capital	(0.003)	—	—	—	—
Total dividends and distributions	(0.607)	(1.482)	(0.605)	(0.456)	(0.322)
Net asset value, end of period	$ 10.056	$ 12.489	$ 12.446	$ 12.270	$ 11.028
Total return[3]	(14.54%)	12.29%	6.75%	15.47%	(8.40%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$610,555	$795,264	$794,835	$837,080	$809,893
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.61%	0.61%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.71%	0.71%	0.71%	0.71%	0.70%
Ratio of net investment income to average net assets	2.80%	2.56%	1.46%	2.05%	1.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.70%	2.46%	1.36%	1.95%	1.70%
Portfolio turnover	112%	91%	81%	65%	34%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
20

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
21

Lincoln Variable Insurance Products Trust
LVIP SSGA International Index Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA International Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA International Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA International Index Fund (the “Fund”), is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	0.50%	0.75%
Less Fee Waiver[1]	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.37%	0.62%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.097% on the first $1 billion of the Fund’s average daily net assets; and 0.145% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$38	$147	$267	$616
Service Class	$63	$227	$404	$918
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
LVIP SSGA International Index Fund1

Principal Investment Strategies
The Fund pursues its objective by investing primarily in the securities of companies located in developed countries outside the United States. When evaluating the Fund’s performance, the MSCI EAFE® Index is used as the benchmark. The MSCI EAFE® Index is a stock market index of foreign stock from 21 developed markets, but excludes those from the U.S. and Canada. The index targets coverage of 85% of the market capitalization of the equity market of all countries that are part of the index. The Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund, under normal circumstances, invests at least 90% of its assets, determined at the time of purchase, in stocks held by the benchmark.
The Fund invests in stock index futures to maintain market exposure and manage cash flow. The Fund may purchase other types of securities that are not primarily investment vehicles, for example American Depository Receipts, Global Depositary Receipts, European Depositary Receipts, and international equity exchange-traded funds (ETFs), and cash equivalents. Although the Fund may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
2LVIP SSGA International Index Fund

•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	18.49%
Lowest Quarterly Return	Q1 2020	(23.26%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP SSGA International Index Fund – Standard Class	-14.32%	1.49%	4.32%
LVIP SSGA International Index Fund – Service Class	-14.53%	1.24%	4.06%
MSCI EAFE Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-14.45%	1.54%	4.67%
LVIP SSGA International Index Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Karl Schneider, CAIA	Managing Director	Since March 2023
Dwayne Hancock, CFA	Vice President	Since May 2017
Amy Scofield	Principal	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP SSGA International Index Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U. S. foreign securities. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing primarily in the securities of companies located in developed countries outside the United States. When evaluating the Fund’s performance, the MSCI EAFE® Index* is used as the benchmark. The MSCI EAFE® Index is a stock market index of foreign stock from 21 developed markets, but excludes those from the U.S. and Canada. The index targets coverage of 85% of the market capitalization of the equity market of all countries that are part of the index. The Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund, under normal circumstances, invests at least 90% of its assets, determined at the time of purchase, in stocks held by the benchmark index.
The Fund invests in stock index futures to maintain market exposure and manage cash flow. The Fund may purchase other types of securities that are not primarily investment vehicles, for example American Depository Receipts, Global Depositary Receipts, European Depositary Receipts, and international equity exchange-traded funds (“ETFs”), and cash equivalents. Although the Fund may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.
The Fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund, and differences between how and when the Fund and the index are valued.
* MSCI® and EAFE® are trademarks of MSCI Inc. (MSCI), and the Fund has obtained a license to use and to refer to these trademarks and the MSCI EAFE® Index. The Fund referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such Fund or any index on which such Fund is based.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in stocks held by its benchmark index, currently the MSCI EAFE® Index, only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet
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redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or
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negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.27% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of
State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2022, SSGA FM had approximately $804.4 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corpora-
tion. As of December 31, 2022, SSGA had approximately $3.48 trillion in assets under management.

SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Group of SSGA. Karl Schneider, Dwayne Hancock and Amy Scofield are responsible for the day-to-day management of the Fund's assets.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions
(GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Invest-
ments from Babson College and a Master of Science in Finance from the Carroll School of Management at
Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

Dwayne Hancock, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the firm's Global
Equity Beta Solutions (GEBS) Group. Within this group, he is currently the strategy leader for the group’s
non-U.S. passive products. Prior to taking on this responsibility, Mr. Hancock was the ETF product special-
ist for the GEBS Group. He is also a member of the SSGA Valuation Committee. Mr. Hancock currently manages a varied mix of funds with both domestic and international strategies, which include separate accounts, commingled funds, mutual funds and ETFs. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. He holds a Master of Business Administration from the
Carroll School of School of Management at Boston College and a Bachelor of Science in Business Admin-
istration from Framingham State College. Mr. Hancock also earned the Chartered Financial Analyst (CFA)
designation and is a member of CFA Society Boston, Inc.

Amy Scofield is a Principal at SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group.
She rejoined SSGA in November of 2010 and is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield holds a Bachelor of Arts in Economics from
Boston College.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
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The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA International Index Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 11.218	$ 10.374	$ 9.843	$ 8.305	$ 9.906
Income (loss) from investment operations:
Net investment income[1]	0.274	0.277	0.195	0.269	0.262
Net realized and unrealized gain (loss)	(1.888)	0.861	0.568	1.518	(1.609)
Total from investment operations	(1.614)	1.138	0.763	1.787	(1.347)
Less dividends and distributions from:
Net investment income	(0.426)	(0.294)	(0.232)	(0.249)	(0.254)
Total dividends and distributions	(0.426)	(0.294)	(0.232)	(0.249)	(0.254)
Net asset value, end of period	$ 9.178	$ 11.218	$ 10.374	$ 9.843	$ 8.305
Total return[2]	(14.32%)	11.06%	7.85%	21.58%	(13.70%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,016,487	$2,734,309	$2,671,741	$2,881,403	$2,218,690
Ratio of expenses to average net assets	0.37%	0.37%	0.38%	0.38%	0.39%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.50%	0.50%	0.50%	0.50%	0.51%
Ratio of net investment income to average net assets	2.86%	2.48%	2.17%	2.90%	2.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.73%	2.35%	2.05%	2.78%	2.59%
Portfolio turnover	3%	3%	18%	8%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

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	LVIP SSGA International Index Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 11.220	$ 10.375	$ 9.846	$ 8.309	$ 9.908
Income (loss) from investment operations:
Net investment income[1]	0.250	0.249	0.173	0.246	0.237
Net realized and unrealized gain (loss)	(1.889)	0.861	0.565	1.515	(1.605)
Total from investment operations	(1.639)	1.110	0.738	1.761	(1.368)
Less dividends and distributions from:
Net investment income	(0.401)	(0.265)	(0.209)	(0.224)	(0.231)
Total dividends and distributions	(0.401)	(0.265)	(0.209)	(0.224)	(0.231)
Net asset value, end of period	$ 9.180	$ 11.220	$ 10.375	$ 9.846	$ 8.309
Total return[2]	(14.53%)	10.78%	7.58%	21.28%	(13.92%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$255,670	$323,905	$310,753	$303,955	$278,555
Ratio of expenses to average net assets	0.62%	0.62%	0.63%	0.63%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.75%	0.75%	0.75%	0.76%
Ratio of net investment income to average net assets	2.61%	2.23%	1.92%	2.65%	2.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.48%	2.10%	1.80%	2.53%	2.34%
Portfolio turnover	3%	3%	18%	8%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP SSGA International Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA International Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA International Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA International Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.23%	0.23%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses (AFFE)	0.35%	0.35%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.67%	0.92%
Less Fee Waiver and Expense Reimbursement[2]	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.60%	0.85%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class (and 0.495% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$61	$207	$366	$828
Service Class	$87	$286	$502	$1,125
LVIP SSGA International Managed Volatility Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, pursues its investment objective by primarily investing in another mutual fund, the LVIP SSGA International Index Fund (the “Underlying Fund”), which is advised by Lincoln Financial Investments Corporation, the Fund’s investment adviser. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Strategy. The Underlying Fund seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities. The Underlying Fund invests primarily in the securities of companies located in developed countries outside the United States. When evaluating the Underlying Fund’s performance, the MSCI EAFE® Index* is used as the benchmark. The MSCI EAFE® Index is a stock market index of foreign stock from 21 developed markets, but excludes those from the U.S. and Canada. The index targets coverage of 85% of the market capitalization of the equity market of all countries that are part of the index. The Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Underlying Fund, under normal circumstances, invests at least 90% of its assets, determined at the time of purchase, in stocks held by the benchmark.
The Underlying Fund invests in stock index futures to maintain market exposure and manage cash flow. The Underlying Fund may purchase other types of securities that are not primarily investment vehicles, for example, international equity exchange-traded funds and cash equivalents. Although the Underlying Fund may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.
*
MSCI® and EAFE® are trademarks of MSCI Inc. (MSCI), and the Underlying Fund has obtained a license to use and to refer to these trademarks and the MSCI EAFE® Index. The Underlying Fund referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such Underlying Fund or any index on which such Underlying Fund is based.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is
2LVIP SSGA International Managed Volatility Fund

affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund’s principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The
LVIP SSGA International Managed Volatility Fund3

Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	16.34%
Lowest Quarterly Return	Q1 2020	(23.99%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP SSGA International Managed Volatility Fund – Standard Class	-16.83%	-0.99%	0.30%	1/2/14
LVIP SSGA International Managed Volatility Fund – Service Class	-17.04%	-1.24%	0.05%	1/2/14
MSCI EAFE Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-14.45%	1.54%	2.83%
4LVIP SSGA International Managed Volatility Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers
The individuals responsible for the Fund’s investment into the Underlying Fund are:

LFI Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Vice President and Managing Director	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016
The individuals responsible for the Fund’s managed volatility strategy are:

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
The individuals responsible for the portfolio management of the Underlying Fund are:

SSGA Portfolio Managers	Company Title	Experience with Underlying Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Dwayne Hancock, CFA	Vice President	Since May 2018
Amy Scofield	Principal	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA International Managed Volatility Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, pursues its investment objective by investing primarily in another mutual fund, the LVIP SSGA International Index Fund (the “Underlying Fund”), which is advised by Lincoln Financial Investments Corporation, the Fund’s investment adviser. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Strategy. The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U. S. foreign securities. This objective is non-fundamental and may be changed without shareholder approval.
The Underlying Fund pursues its objective by investing primarily in the securities of companies located in developed countries outside the United States. When evaluating the Underlying Fund’s performance, the MSCI EAFE® Index* is used as the benchmark. The MSCI EAFE® Index is a stock market index of foreign stock from 21 developed markets, but excludes those from the U.S. and Canada. The index targets coverage of 85% of the market capitalization of the equity market of all countries that are part of the index. The Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Underlying Fund, under normal circumstances, invests at least 90% of its assets, determined at the time of purchase, in stocks held by the benchmark index.
The Underlying Fund invests in stock index futures to maintain market exposure and manage cash flow. The Underlying Fund may purchase other types of securities that are not primarily investment vehicles, for example, international equity exchange-traded funds and cash equivalents. Although the Underlying Fund may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.
The Underlying Fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Underlying Fund, and differences between how and when the Underlying Fund and the index are valued.
*
MSCI® and EAFE® are trademarks of MSCI Inc. (MSCI), and the Underlying Fund has obtained a license to use and to refer to these trademarks and the MSCI EAFE® Index. The Underlying Fund referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such Underlying Fund or any index on which such Underlying Fund is based.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
6

Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund’s principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
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Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.23% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Maria Ma and Alex Zeng are responsible for the day-to-day management of the Fund's assets and over- sight of the Fund's overlay manager.

Maria Ma, CFA, is Vice President, Managing Director and Fixed Income & International Equity Portfolio
Manager within LFI. Ms. Ma joined LFI in 2015 and is a member of LFI’s Investment Committee, Deriva-
tives Committee, and Asset Allocation Committee, among others. In addition, Ms. Ma serves on the invest-
ment sub-committee for Lincoln’s Defined Benefit Plan. Prior to joining LFI, Ms. Ma spent nine years with
SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager port-
folio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from
NanKai University in China and an M.S. in finance from Boston College. Ms. Ma also is a Chartered Finan-
cial Analyst® (CFA) Charterholder.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

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Underlying Fund Portfolio Managers
The Underlying Fund is managed by the Global Equity Beta Solutions Group of SSGA. Michael Feehily,
Dwayne Hancock, and Amy Scofield are responsible for the day-to-day management of the Underlying
Fund's assets.

Michael Feehily, CFA, is a Senior Managing Director at SSGA and Head of Global Equity Beta Solutions in
the Americas. He is also a member of the Senior Leadership Team and is a voting member on the firm's
Trade Management Oversight Committee and the North America Product Committee. In his current role,
Mr. Feehily is responsible for overseeing the Global Equity Solutions portfolio management team in the
Boston office and helping lead the strategic direction of the business. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Adminis-
tration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designa-
tion. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc.

Dwayne Hancock, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the firm's Global
Equity Beta Solutions (GEBS) Group. Within this group, he is currently the strategy leader for the group’s
non-U.S. passive products. Prior to taking on this responsibility, Mr. Hancock was the ETF product special-
ist for the GEBS Group. He is also a member of the SSGA Valuation Committee. Mr. Hancock currently manages a varied mix of funds with both domestic and international strategies, which include separate accounts, commingled funds, mutual funds and ETFs. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. He holds a Master of Business Administration from the
Carroll School of School of Management at Boston College and a Bachelor of Science in Business Admin-
istration from Framingham State College. Mr. Hancock also earned the Chartered Financial Analyst (CFA)
designation and is a member of CFA Society Boston, Inc.

Amy Scofield is a Principal at SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group.
She rejoined SSGA in November of 2010 and is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield holds a Bachelor of Arts in Economics from
Boston College.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
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The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
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The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA International Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.434	$ 9.634	$ 9.905	$ 8.555	$ 9.996
Income (loss) from investment operations:
Net investment income[2]	0.353	0.226	0.180	0.210	0.230
Net realized and unrealized gain (loss)	(2.114)	0.811	(0.276)	1.396	(1.450)
Total from investment operations	(1.761)	1.037	(0.096)	1.606	(1.220)
Less dividends and distributions from:
Net investment income	(0.372)	(0.237)	(0.175)	(0.232)	(0.221)
Net realized gain	—	—	—	(0.024)	—
Total dividends and distributions	(0.372)	(0.237)	(0.175)	(0.256)	(0.221)
Net asset value, end of period	$ 8.301	$ 10.434	$ 9.634	$ 9.905	$ 8.555
Total return[3]	(16.83%)	10.76%	(0.97%)	18.79%	(12.20%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,837	$27,222	$23,989	$22,371	$18,999
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.32%	0.31%	0.32%	0.49%	0.83%
Ratio of net investment income to average net assets	4.02%	2.17%	2.07%	2.25%	2.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.95%	2.11%	2.00%	2.01%	1.78%
Portfolio turnover	8%	4%	10%	4%	6%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP SSGA International Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.440	$ 9.639	$ 9.912	$ 8.562	$ 10.001
Income (loss) from investment operations:
Net investment income[2]	0.331	0.200	0.158	0.186	0.205
Net realized and unrealized gain (loss)	(2.114)	0.812	(0.279)	1.395	(1.447)
Total from investment operations	(1.783)	1.012	(0.121)	1.581	(1.242)
Less dividends and distributions from:
Net investment income	(0.350)	(0.211)	(0.152)	(0.207)	(0.197)
Net realized gain	—	—	—	(0.024)	—
Total dividends and distributions	(0.350)	(0.211)	(0.152)	(0.231)	(0.197)
Net asset value, end of period	$ 8.307	$ 10.440	$ 9.639	$ 9.912	$ 8.562
Total return[3]	(17.04%)	10.49%	(1.22%)	18.49%	(12.42%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$290,058	$365,175	$367,033	$375,406	$356,584
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.56%	0.57%	0.74%	1.08%
Ratio of net investment income to average net assets	3.77%	1.92%	1.82%	2.00%	2.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.70%	1.86%	1.75%	1.76%	1.53%
Portfolio turnover	8%	4%	10%	4%	6%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA Large Cap Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Large Cap Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.23%	0.23%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.22%	0.22%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.52%	0.77%
Less Fee Waiver and Expense Reimbursement[2]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.47%	0.72%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class (and 0.495% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$48	$162	$286	$648
Service Class	$74	$241	$423	$949
LVIP SSGA Large Cap Managed Volatility Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, pursues its investment objective by investing primarily in another mutual fund, the LVIP SSGA S&P 500 Index* Fund (the “Underlying Fund”), which is advised by Lincoln Financial Investments Corporation, the Fund’s investment adviser. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio. The Fund, under normal circumstances, invests at least 80% of its assets in a portfolio of investments that provide exposure to large capitalization U.S. companies.
The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index. The Underlying Fund, however, may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index consists of the common stocks of 500 major corporations selected according to:
•
size;
•
frequency and ease by which their stocks trade; and
•
range and diversity of the American economy.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
2LVIP SSGA Large Cap Managed Volatility Fund

Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund’s principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The
LVIP SSGA Large Cap Managed Volatility Fund3

Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	11.89%
Lowest Quarterly Return	Q2 2022	(11.96%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP SSGA Large Cap Managed Volatility Fund – Standard Class	-16.78%	7.36%	8.19%	5/1/13
LVIP SSGA Large Cap Managed Volatility Fund – Service Class	-17.00%	7.08%	7.91%	5/1/13
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	11.63%
4LVIP SSGA Large Cap Managed Volatility Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers
The individuals responsible for the Fund’s investment into the Underlying Fund are:

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016
The individuals responsible for the Fund’s managed volatility strategy are:

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
The individuals responsible for the portfolio management of the Underlying Fund are:

SSGA Portfolio Managers	Company Title	Experience with Underlying Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Keith Richardson	Vice President	Since May 2018
Karl Schneider, CAIA	Managing Director	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Large Cap Managed Volatility Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, pursues its investment objective by investing primarily in another mutual fund, the LVIP SSGA S&P 500 Index* Fund (the “Underlying Fund”), which is advised by Lincoln Financial Investments Corporation, the Fund’s investment adviser. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio. The Fund, under normal circumstances, invests at least 80% of its assets in a portfolio of investments that provide exposure to large capitalization U.S. companies.
The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. This objective is non-fundamental and may be changed without shareholder approval.
The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index. The Underlying Fund, however, may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index consists of the common stocks of 500 major corporations selected according to:
•
size;
•
frequency and ease by which their stocks trade; and
•
range and diversity of the American economy.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
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A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to large capitalization U.S. companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund’s principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may
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not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
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There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide
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its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.22% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-adviser.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Underlying Fund Portfolio Managers
The Underlying Fund is managed by the Global Equity Beta Solutions Group of SSGA. Michael Feehily,
Keith Richardson, and Karl Schneider are responsible for the day-to-day management of the Underlying
Fund's assets.

Michael Feehily, CFA, is a Senior Managing Director at SSGA and Head of Global Equity Beta Solutions in
the Americas. He is also a member of the Senior Leadership Team and is a voting member on the firm's
Trade Management Oversight Committee and the North America Product Committee. In his current role,
Mr. Feehily is responsible for overseeing the Global Equity Solutions portfolio management team in the
Boston office and helping lead the strategic direction of the business. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Adminis-
tration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designa-
tion. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc.

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Keith Richardson is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta
Solutions Group. He currently manages a variety of U.S. and international equity funds including an assortment of ETFs, sub-advised mutual funds, and separately managed portfolios. Prior to his current role, Mr. Richardson spent 9 years as a portfolio manager in SSGA’s Direct Implementation Group where he managed both U.S. active quantitative strategies and passive global REITs. He has been working with
SSGA since 1999 and has been working in the investment management field since 1997. Mr. Richardson holds a Bachelor of Science in Finance from Bentley University and a Master of Business Administration
with a Finance concentration from the Sawyer School of Management at Suffolk University.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions
(GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Invest-
ments from Babson College and a Master of Science in Finance from the Carroll School of Management at
Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other
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things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
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Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.757	$ 16.325	$ 14.814	$ 12.851	$ 13.798
Income (loss) from investment operations:
Net investment income[2]	0.187	0.173	0.192	0.219	0.260
Net realized and unrealized gain (loss)	(3.343)	4.298	2.082	2.465	(0.895)
Total from investment operations	(3.156)	4.471	2.274	2.684	(0.635)
Less dividends and distributions from:
Net investment income	(0.216)	(0.254)	(0.288)	(0.210)	(0.230)
Net realized gain	(0.757)	(1.785)	(0.475)	(0.511)	(0.082)
Total dividends and distributions	(0.973)	(2.039)	(0.763)	(0.721)	(0.312)
Net asset value, end of period	$ 14.628	$ 18.757	$ 16.325	$ 14.814	$ 12.851
Total return[3]	(16.78%)	28.09%	15.78%	21.19%	(4.66%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21	$25	$20	$17	$14
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.29%	0.29%	0.43%	0.76%
Ratio of net investment income to average net assets	1.13%	0.94%	1.29%	1.57%	1.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.08%	0.90%	1.25%	1.39%	1.34%
Portfolio turnover	9%	4%	10%	8%	4%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP SSGA Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.718	$ 16.299	$ 14.796	$ 12.844	$ 13.792
Income (loss) from investment operations:
Net investment income[2]	0.144	0.126	0.153	0.184	0.224
Net realized and unrealized gain (loss)	(3.333)	4.287	2.076	2.456	(0.890)
Total from investment operations	(3.189)	4.413	2.229	2.640	(0.666)
Less dividends and distributions from:
Net investment income	(0.176)	(0.209)	(0.251)	(0.177)	(0.200)
Net realized gain	(0.757)	(1.785)	(0.475)	(0.511)	(0.082)
Total dividends and distributions	(0.933)	(1.994)	(0.726)	(0.688)	(0.282)
Net asset value, end of period	$ 14.596	$ 18.718	$ 16.299	$ 14.796	$ 12.844
Total return[3]	(17.00%)	27.77%	15.49%	20.86%	(4.88%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$772,080	$962,155	$836,192	$745,519	$534,125
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.54%	0.54%	0.68%	1.01%
Ratio of net investment income to average net assets	0.88%	0.69%	1.04%	1.32%	1.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.83%	0.65%	1.00%	1.14%	1.09%
Portfolio turnover	9%	4%	10%	8%	4%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA Mid-Cap Index Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA Mid-Cap Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Mid-Cap Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Mid-Cap Index Fund (the “Fund”) is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.27%	0.27%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.36%	0.61%
Less Fee Waiver[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.35%	0.60%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% on the first $1.5 billion of the Fund’s average daily net assets; and 0.01% of the Fund’s average daily net assets in excess of $1.5 billion. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$36	$115	$201	$455
Service Class	$61	$194	$339	$761
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
LVIP SSGA Mid-Cap Index Fund1

Principal Investment Strategies
The Fund pursues its objective by investing primarily in the securities of mid-sized U.S. companies. The Fund, under normal conditions, will invest at least 80% of its assets in securities that comprise its benchmark index and in stock index futures contracts that provide exposure to the stocks of companies in the Fund’s benchmark index. When evaluating the Fund’s performance, the S&P MidCap 400® Index* is used as the benchmark. The S&P MidCap 400® Index is composed of four hundred (400) selected stocks, all of which are listed on national stock exchanges, and span a broad range of major industry groups. The 400 stocks comprised by the Index represented approximately six percent (6%) of the market value of the U.S. equities market. The S&P MidCap 400® Index is designed to measure the performance of 400 mid-sized companies in the U.S. Stocks in the S&P MidCap 400® Index are weighted according to their free-floating market capitalization (the number of shares outstanding and eligible to be traded, multiplied by the stock’s current price). As of March 15, 2023, the market capitalization range of the S&P MidCap 400® Index was $1.34 billion to $16.81 billion.
The Fund may not necessarily invest in every security in the S&P MidCap 400® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P MidCap 400® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
*
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
2LVIP SSGA Mid-Cap Index Fund

•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	24.30%
Lowest Quarterly Return	Q1 2020	(29.81%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP SSGA Mid-Cap Index Fund – Standard Class	-13.40%	6.33%	7.81%	9/2/14
LVIP SSGA Mid-Cap Index Fund – Service Class	-13.61%	6.07%	7.55%	9/2/14
S&P MidCap 400® Index (reflects no deductions for fees, expenses or taxes)	-13.06%	6.71%	8.20%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Emiliano Rabinovich, CFA	Managing Director and Senior Portfolio Manager	Since March 2023
Karl Schneider, CAIA	Managing Director	Since May 2017
Ted Janowsky, CFA	Vice President	Since October 2021
LVIP SSGA Mid-Cap Index Fund3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP SSGA Mid-Cap Index Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing primarily in the securities of mid-sized U.S. companies. When evaluating the Fund’s performance, the S&P MidCap 400® Index* is used as the benchmark. The S&P MidCap 400® Index is composed of four hundred (400) selected stocks, all of which are listed on national stock exchanges, and span a broad range of major industry groups. The 400 stocks comprised by the Index represented approximately six percent (6%) of the market value of the U.S. equities market. The S&P MidCap 400® Index is designed to measure the performance of 400 mid-sized companies in the U.S. Stocks in the S&P MidCap 400® Index are weighted according to their free-floating market capitalization (the number of shares outstanding and eligible to be traded, multiplied by the stock’s current price). As of March 15, 2023, the market capitalization range of the S&P MidCap 400® Index was $1.34 billion to $16.81 billion.
The Fund may not necessarily invest in every security in the S&P MidCap 400® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P MidCap 400® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
*
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in securities that comprise its benchmark index, currently the S&P MidCap 400® Index, and in stock index futures contracts that provide exposure to the stocks of companies in the Fund's benchmark index, only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the
5

Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
6

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.26% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of
State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2022, SSGA FM had approximately $804.4 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corpora-
tion. As of December 31, 2022, SSGA had approximately $3.48 trillion in assets under management.

SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Group of SSGA. Emiliano Rabinovich, Karl Schneider and Ted Janowsky are responsible for the day-to-day management of the Fund's assets.
7

Emiliano Rabinovich, CFA, is a Managing Director at SSGA and a Senior Portfolio Manager in the Global
Equity Beta Solutions Group. Within this group, he is the strategy leader for their Tax Aware, Smart Beta and ESG products. Mr. Rabinovich currently manages both traditional indexing and a variety of alternative beta mandates, local and global strategies and fund structures, which include separate accounts, com-
mingled funds, mutual funds and ETFs. Mr. Rabinovich joined SSGA in Montreal in 2006. Mr. Rabinovich holds a Bachelor of Arts in Economics from the University of Buenos Aires and a Master of Arts in Eco-
nomics from the University of CEMA. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions
(GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Invest-
ments from Babson College and a Master of Science in Finance from the Carroll School of Management at
Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

Ted Janowsky, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the
Global Equity Beta Solutions Group. In this capacity, he manages a diverse group of equity and derivative-
based index portfolios and has played a significant role designing proprietary portfolio management soft-
ware. Additionally, Mr. Janowsky was head of the portfolio management team of SSGA's Company Stock
Group, which manages all fiduciary transactions and company stock investments including employee stock ownership plans, 401(k) plans, defined benefit plans and non-qualified plans. Mr. Janowsky joined
SSGA in 2005. Mr. Janowsky holds a Bachelor of Science in Business Administration from Bucknell Uni-
versity and a Master of Business Administration from the Carroll School of Management at Boston Col-
lege. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA
Institute and CFA Society Boston, Inc.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
8

To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
9

Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA Mid-Cap Index Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.167	$ 12.763	$ 12.000	$ 10.712	$ 13.055
Income (loss) from investment operations:
Net investment income[1]	0.154	0.129	0.124	0.156	0.157
Net realized and unrealized gain (loss)	(2.279)	2.952	1.371	2.536	(1.494)
Total from investment operations	(2.125)	3.081	1.495	2.692	(1.337)
Less dividends and distributions from:
Net investment income	(0.173)	(0.165)	(0.178)	(0.146)	(0.176)
Net realized gain	(1.463)	(0.512)	(0.554)	(1.258)	(0.830)
Total dividends and distributions	(1.636)	(0.677)	(0.732)	(1.404)	(1.006)
Net asset value, end of period	$ 11.406	$ 15.167	$ 12.763	$ 12.000	$ 10.712
Total return[2]	(13.40%)	24.37%	13.19%	25.81%	(11.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$694,216	$916,248	$876,695	$895,140	$699,126
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.36%	0.35%	0.35%	0.35%	0.36%
Ratio of net investment income to average net assets	1.19%	0.87%	1.14%	1.30%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.18%	0.87%	1.14%	1.30%	1.20%
Portfolio turnover	14%	23%	32%	22%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP SSGA Mid-Cap Index Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.129	$ 12.736	$ 11.982	$ 10.703	$ 13.053
Income (loss) from investment operations:
Net investment income[1]	0.121	0.092	0.097	0.126	0.123
Net realized and unrealized gain (loss)	(2.273)	2.945	1.363	2.532	(1.490)
Total from investment operations	(2.152)	3.037	1.460	2.658	(1.367)
Less dividends and distributions from:
Net investment income	(0.143)	(0.132)	(0.152)	(0.121)	(0.153)
Net realized gain	(1.463)	(0.512)	(0.554)	(1.258)	(0.830)
Total dividends and distributions	(1.606)	(0.644)	(0.706)	(1.379)	(0.983)
Net asset value, end of period	$ 11.371	$ 15.129	$ 12.736	$ 11.982	$ 10.703
Total return[2]	(13.61%)	24.06%	12.90%	25.50%	(11.59%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$153,978	$184,667	$131,707	$105,802	$65,730
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.61%	0.60%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets	0.94%	0.62%	0.89%	1.05%	0.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	0.62%	0.89%	1.05%	0.95%
Portfolio turnover	14%	23%	32%	22%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP SSGA Moderate Index Allocation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA Moderate Index Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Moderate Index Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Moderate Index Allocation Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.15%	0.15%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.29%	0.29%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.50%	0.75%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$51	$160	$280	$628
Service Class	$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure, investing in other mutual funds (the “Underlying Funds”). The Fund, under normal circumstances, invests approximately 60% of its assets in Underlying Funds that primarily invest in equity securities (stocks), and approximately 40% of its assets in Underlying Funds that primarily invest in fixed income securities (bonds). The Underlying Funds
LVIP SSGA Moderate Index Allocation Fund1

include, but are not limited to, funds that employ a passive investment style (i.e., index funds) and exchange-traded funds. The underlying index funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”), and sub-advised by SSGA Funds Management, Inc.
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic and foreign equity securities (stocks), including stocks of small- and medium-cap companies and those with growth and value characteristics, and a smaller percentage of assets to domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities (including to-be-announced transactions), and inflation-indexed bonds. Foreign securities may include securities of companies in emerging market countries. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures and the investment styles of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed,
2LVIP SSGA Moderate Index Allocation Fund

lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
LVIP SSGA Moderate Index Allocation Fund3

•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	12.95%
Lowest Quarterly Return	Q1 2020	(12.54%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP SSGA Moderate Index Allocation Fund – Standard Class	-15.41%	3.33%	5.23%
LVIP SSGA Moderate Index Allocation Fund – Service Class	-15.62%	3.07%	4.97%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Moderate Index Allocation Composite (reflects no deductions for fees, expenses or taxes)	-14.88%	3.81%	5.78%
*
The Moderate Index Allocation Composite, an unmanaged index compiled by the Fund's Adviser, is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 24% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg U.S. TIPS Index, 6% S&P MidCap 400® Index, 6% MSCI Emerging Markets NR Index, and 4% Russell 2000® Index. The Moderate Index Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022
4LVIP SSGA Moderate Index Allocation Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Moderate Index Allocation Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in other mutual funds (“Underlying Funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund, under normal circumstances, invests approximately 60% of its assets in Underlying Funds that primarily invest in equity securities (stocks), and approximately 40% of its assets in Underlying Funds that primarily invest in fixed income securities (bonds). The Underlying Funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds) and exchange-traded funds. The underlying index funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”), and sub-advised by SSGA Funds Management, Inc.
The Adviser develops the Fund's asset allocation strategy is based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic and foreign equity securities (stocks), including stocks of small- and medium-cap companies and those with growth and value characteristics, and a smaller percentage of assets to domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities, (including to-be-announced transactions), and inflation-indexed bonds. Foreign securities may include securities of companies in emerging market countries. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the Underlying Funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The countries included in this definition will change over time.
Exchange-Traded Funds (“ETFs”): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
6

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
7

Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of
8

inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the
9

country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.15% of the Fund's average net assets).
LFI Portfolio Manager	Jay Shearon, Jason Forsythe and Alex Zeng are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
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the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
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Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA Moderate Index Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.135	$ 16.887	$ 15.344	$ 13.362	$ 14.659
Income (loss) from investment operations:
Net investment income[1]	0.409	0.351	0.282	0.325	0.325
Net realized and unrealized gain (loss)	(3.221)	1.403	1.817	2.108	(1.255)
Total from investment operations	(2.812)	1.754	2.099	2.433	(0.930)
Less dividends and distributions from:
Net investment income	(0.442)	(0.399)	(0.343)	(0.342)	(0.324)
Net realized gain	(0.330)	(0.107)	(0.213)	(0.109)	(0.043)
Total dividends and distributions	(0.772)	(0.506)	(0.556)	(0.451)	(0.367)
Net asset value, end of period	$ 14.551	$ 18.135	$ 16.887	$ 15.344	$ 13.362
Total return[2]	(15.41%)	10.39%	13.83%	18.24%	(6.27%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$271,486	$308,832	$267,776	$208,502	$142,597
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.21%	0.24%	0.31%
Ratio of net investment income to average net assets	2.58%	1.96%	1.84%	2.21%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.58%	1.96%	1.84%	2.18%	2.13%
Portfolio turnover	12%	10%	23%	10%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP SSGA Moderate Index Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.121	$ 16.875	$ 15.337	$ 13.359	$ 14.653
Income (loss) from investment operations:
Net investment income[1]	0.369	0.306	0.243	0.288	0.288
Net realized and unrealized gain (loss)	(3.216)	1.402	1.812	2.104	(1.251)
Total from investment operations	(2.847)	1.708	2.055	2.392	(0.963)
Less dividends and distributions from:
Net investment income	(0.402)	(0.355)	(0.304)	(0.305)	(0.288)
Net realized gain	(0.330)	(0.107)	(0.213)	(0.109)	(0.043)
Total dividends and distributions	(0.732)	(0.462)	(0.517)	(0.414)	(0.331)
Net asset value, end of period	$ 14.542	$ 18.121	$ 16.875	$ 15.337	$ 13.359
Total return[2]	(15.62%)	10.12%	13.55%	17.94%	(6.50%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$262,063	$332,821	$305,451	$284,453	$243,997
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.46%	0.49%	0.56%
Ratio of net investment income to average net assets	2.33%	1.71%	1.59%	1.96%	1.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.33%	1.71%	1.59%	1.93%	1.88%
Portfolio turnover	12%	10%	23%	10%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA Moderately Aggressive Index Allocation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA Moderately Aggressive Index Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Moderately Aggressive Index Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Moderately Aggressive Index Allocation Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.15%	0.15%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.29%	0.29%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.50%	0.75%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$51	$160	$280	$628
Service Class	$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure, investing in other mutual funds (the “Underlying Funds”). The Fund, under normal circumstances, invests approximately 70% of its assets in Underlying Funds that primarily invest in equity securities (stocks), and approximately 30% of its assets in Underlying Funds that primarily invest in fixed income securities (bonds). The Underlying Funds
LVIP SSGA Moderately Aggressive Index Allocation Fund1

include, but are not limited to, funds that employ a passive investment style (i.e., index funds) and exchange-traded funds. The underlying index funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”), and sub-advised by SSGA Funds Management, Inc.
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic and foreign equity securities (stocks), including stocks of small- and medium-cap companies and those with growth and value characteristics, and allocates a smaller percentage of assets to domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities (including to-be-announced transactions), corporate bonds and inflation-indexed bonds. Foreign securities may include securities of companies in emerging market countries. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed,
2LVIP SSGA Moderately Aggressive Index Allocation Fund

lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
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Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
LVIP SSGA Moderately Aggressive Index Allocation Fund3

•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	14.58%
Lowest Quarterly Return	Q1 2020	(15.30%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP SSGA Moderately Aggressive Index Allocation Fund – Standard Class	-15.88%	3.48%	5.72%
LVIP SSGA Moderately Aggressive Index Allocation Fund – Service Class	-16.09%	3.22%	5.45%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Moderately Aggressive Index Allocation Composite (reflects no deductions for fees, expenses or taxes)	-15.45%	3.94%	6.27%
*
The Moderately Aggressive Index Allocation Composite, an unmanaged index compiled by the Fund's Adviser, is constructed as follows: 26% S&P 500® Index, 25% Bloomberg U.S. Aggregate Bond Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, and 5% Bloomberg U.S. TIPS Index. The Moderately Aggressive Index Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022
4LVIP SSGA Moderately Aggressive Index Allocation Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Moderately Aggressive Index Allocation Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in other mutual funds (the “Underlying Funds”) which, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Fund, under normal circumstances invests approximately 70% of its assets in Underlying Funds that primarily invest in equity securities (stocks), and approximately 30% of its assets in Underlying Funds that primarily invest in fixed income securities (bonds). The Underlying Funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds) and exchange-traded funds. The underlying index funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”), and sub-advised by SSGA Funds Management, Inc.
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic and foreign equity securities (stocks), including stocks of small- and medium-cap companies and those with growth and value characteristics, and allocates a smaller percentage of assets to domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities (including to-be-announced transactions), corporate bonds and inflation-indexed bonds. Foreign securities may include securities of companies in emerging market countries. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the Underlying Funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Small-Cap Stocks: Small-Cap companies are companies whose market capitalizations are lower than $1 billion.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The countries included in this definition will change over time.
Exchange-Traded Funds (“ETFs”): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the
7

S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
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Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.15% of the Fund's average net assets).
LFI Portfolio Manager	Jay Shearon, Jason Forsythe and Alex Zeng are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
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the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
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Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.970	$ 17.483	$ 15.891	$ 13.689	$ 15.191
Income (loss) from investment operations:
Net investment income[1]	0.395	0.344	0.287	0.323	0.325
Net realized and unrealized gain (loss)	(3.426)	1.643	1.950	2.371	(1.466)
Total from investment operations	(3.031)	1.987	2.237	2.694	(1.141)
Less dividends and distributions from:
Net investment income	(0.424)	(0.405)	(0.389)	(0.353)	(0.315)
Net realized gain	(0.321)	(0.095)	(0.256)	(0.139)	(0.046)
Total dividends and distributions	(0.745)	(0.500)	(0.645)	(0.492)	(0.361)
Net asset value, end of period	$ 15.194	$ 18.970	$ 17.483	$ 15.891	$ 13.689
Total return[2]	(15.88%)	11.37%	14.28%	19.73%	(7.42%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$271,813	$305,640	$262,014	$214,176	$154,120
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.21%	0.24%	0.31%
Ratio of net investment income to average net assets	2.40%	1.84%	1.83%	2.13%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.40%	1.84%	1.83%	2.10%	2.06%
Portfolio turnover	9%	12%	22%	13%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.923	$ 17.443	$ 15.860	$ 13.664	$ 15.164
Income (loss) from investment operations:
Net investment income[1]	0.353	0.297	0.246	0.284	0.287
Net realized and unrealized gain (loss)	(3.415)	1.636	1.941	2.365	(1.461)
Total from investment operations	(3.062)	1.933	2.187	2.649	(1.174)
Less dividends and distributions from:
Net investment income	(0.383)	(0.358)	(0.348)	(0.314)	(0.280)
Net realized gain	(0.321)	(0.095)	(0.256)	(0.139)	(0.046)
Total dividends and distributions	(0.704)	(0.453)	(0.604)	(0.453)	(0.326)
Net asset value, end of period	$ 15.157	$ 18.923	$ 17.443	$ 15.860	$ 13.664
Total return[2]	(16.09%)	11.09%	13.99%	19.43%	(7.66%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$213,896	$268,538	$245,748	$234,290	$210,069
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.46%	0.49%	0.56%
Ratio of net investment income to average net assets	2.15%	1.59%	1.58%	1.88%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.15%	1.59%	1.58%	1.85%	1.81%
Portfolio turnover	9%	12%	22%	13%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP SSGA Nasdaq-100 Index Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA Nasdaq-100 Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Nasdaq-100 Index Fund
(Standard and Service Class)
Summary
Investment Objective
The LVIP SSGA Nasdaq-100 Index Fund (the “Fund”) seeks an investment return that approximates as closely as practicable, before fees and expenses, the performance of U.S. common stocks, as represented by the Nasdaq-100® Index.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.29%	0.29%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses	0.46%	0.71%
Less Expense Reimbursement[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.45%	0.70%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.45% of the Fund’s average daily net assets for the Standard Class (and 0.70% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$46	$147	$257	$578
Service Class	$72	$226	$394	$882
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
LVIP SSGA Nasdaq-100 Index Fund1

Principal Investment Strategies
SSGA Funds Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.
The Fund seeks to achieve its objective by investing in the securities that comprise the Nasdaq-100® Index (the “Index”). The Fund, under normal market conditions, invests at least 80% of its assets in the securities of issuers included in the Index. The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that comprise the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may not invest in every security in the Index if it is not practical to do so (such as when transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Index includes the common stocks of the 100 largest domestic and international non-financial companies on the broader Nasdaq Composite Index based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of March 15, 2023, the market capitalization range of the companies comprising the Index was $12.07 billion to $2.42 trillion. The Index typically is rebalanced quarterly and reconstituted annually.
The Fund employs a passive investment approach called “indexing”, by which the Sub-Adviser attempts to approximate, before fees and expenses, the performance of the Index over the long term. The Sub-Adviser invests in the equity securities comprising the Index, in approximately the same proportions as they are represented in the Index. Equity securities may include common stocks, preferred stocks, or other securities convertible into common stock. The Sub-Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, prior to or after their removal or addition to the Index.
The Fund may purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, to provide equity exposure to the Fund’s cash position while maintaining cash balances for liquidity, or for other purposes that assist in replicating the Fund's investment performance of the Index. The Fund’s return may not match the return of the Index.
The Fund intends to be diversified in approximately the same proportion as the Index. The Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.
The Fund will concentrate its investments in a particular industry or group of industries to the extent the Index is concentrated. The Index, at times, may be significantly concentrated in the information technology sector.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
2LVIP SSGA Nasdaq-100 Index Fund

•
Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
•
Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	(0.18%)
Lowest Quarterly Return	Q2 2022	(22.45%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
LVIP SSGA Nasdaq-100 Index Fund – Standard Class	-32.72%	-11.07%	2/18/21
LVIP SSGA Nasdaq-100 Index Fund – Service Class	-32.89%	-11.28%	2/18/21
Nasdaq-100® Index (reflects no deductions for fees, expenses or taxes)	-32.38%	-10.66%
LVIP SSGA Nasdaq-100 Index Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Manager

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Thomas Coleman, CFA	Vice President	Since December 2020
Emiliano Rabinovich, CFA	Managing Director and Senior Portfolio Manager	Since March 2023
Karl Schneider, CAIA	Managing Director	Since December 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP SSGA Nasdaq-100 Index Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek an investment return that approximates as closely as practicable, before fees and expenses, the performance of U.S. common stocks, as represented by the Nasdaq-100® Index. This objective is non-fundamental and may be changed without shareholder approval.
SSGA Funds Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.
The Fund seeks to achieve its objective by investing in the securities that comprise the Nasdaq-100® Index* (the “Index”). The Fund, under normal market conditions, invests at least 80% of its assets in the securities of issuers included in the Index. The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that comprise the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may not invest in every security in the Index if it is not practical to do so (such as when transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Index includes the common stocks of the 100 largest domestic and international non-financial companies on the broader Nasdaq Composite Index based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of March 15, 2023, the market capitalization range of the companies comprising the Index was $12.07 billion to $2.42 trillion. The Index typically is rebalanced quarterly and reconstituted annually.
The Fund employs a passive investment approach called “indexing”, by which the Sub-Adviser attempts to approximate, before fees and expenses, the performance of the Index over the long term. The Sub-Adviser invests in the equity securities comprising the Index, in approximately the same proportions as they are represented in the Index. Equity securities may include common stocks, preferred stocks, or other securities convertible into common stock. The Sub-Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, prior to or after their removal or addition to the Index.
The Fund may purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, to provide equity exposure to the Fund’s cash position while maintaining cash balances for liquidity, or for other purposes that assist in replicating the Fund's investment performance of the Index. The Fund’s return may not match the return of the Index.
The Fund intends to be diversified in approximately the same proportion as the Index. The Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.
The Fund will concentrate its investments in a particular industry or group of industries to the extent the Index is concentrated. The Index, at times, may be significantly concentrated in the information technology sector.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in securities of issuers included in the Nasdaq-100® Index only upon 60 days' notice to shareholders.
*
Nasdaq® and NASDAQ-100® Indexes are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Lincoln Financial Investments Corporation. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
5

Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology
6

companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.29% of the Fund's average net assets).
7

Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of
State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2022, SSGA FM had approximately $804.4 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corpora-
tion. As of December 31, 2022, SSGA had approximately $3.48 trillion in assets under management.

SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Group of SSGA. Thomas Coleman, Emiliano Rabinovich, and Karl Schneider are responsible for the day-to-day management of the Fund's assets.

Thomas Coleman, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity
Beta Solutions Group. Within this group, Mr. Coleman is the Emerging Markets Strategy leader and, as such, he is responsible for the management of a variety of commingled, segregated, and exchange traded products benchmarked to international indices, including MSCI Emerging Markets and ACWI indices, as well as S&P Emerging Markets indices. Mr. Coleman is also responsible for domestic strategies benchmarked to Russell, Standard & Poor’s, and NASDAQ indices. Mr. Coleman holds a Bachelor of Sci-
ence in Finance and Accounting from Boston College and a Master of Business Administration from
Babson College. He also earned the Chartered Financial Analyst® (CFA) designation and is a member of
CFA Society Boston, Inc.

Emiliano Rabinovich, CFA, is a Managing Director at SSGA and a Senior Portfolio Manager in the Global
Equity Beta Solutions Group. Within this group, he is the strategy leader for their Tax Aware, Smart Beta and ESG products. Mr. Rabinovich currently manages both traditional indexing and a variety of alternative beta mandates, local and global strategies and fund structures, which include separate accounts, com-
mingled funds, mutual funds and ETFs. Mr. Rabinovich joined SSGA in Montreal in 2006. Mr. Rabinovich holds a Bachelor of Arts in Economics from the University of Buenos Aires and a Master of Arts in Eco-
nomics from the University of CEMA. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions
(GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Invest-
ments from Babson College and a Master of Science in Finance from the Carroll School of Management at
Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
8

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
9

Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.25% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA Nasdaq-100 Index Fund Standard Class
	Year Ended	2/18/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 11.766	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.040	0.020
Net realized and unrealized gain (loss)	(3.881)	1.916
Total from investment operations	(3.841)	1.936
Less dividends and distributions from:
Net investment income	(0.039)	(0.020)
Net realized gain	(0.144)	(0.150)
Total dividends and distributions	(0.183)	(0.170)
Net asset value, end of period	$ 7.742	$ 11.766
Total return[3]	(32.72%)	19.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$74,220	$106,553
Ratio of expenses to average net assets	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed/recouped	0.46%	0.46%
Ratio of net investment income (loss) to average net assets	0.44%	0.21%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.43%	0.20%
Portfolio turnover	17%	28%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP SSGA Nasdaq-100 Index Fund Service Class
	Year Ended	2/18/21[1] to
	12/31/22	12/31/21
Net asset value, beginning of period	$ 11.752	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	0.017	(0.004)
Net realized and unrealized gain (loss)	(3.874)	1.916
Total from investment operations	(3.857)	1.912
Less dividends and distributions from:
Net investment income	(0.016)	(0.010)
Net realized gain	(0.144)	(0.150)
Total dividends and distributions	(0.160)	(0.160)
Net asset value, end of period	$ 7.735	$ 11.752
Total return[3]	(32.89%)	19.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,528	$9,470
Ratio of expenses to average net assets	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed/recouped	0.71%	0.71%
Ratio of net investment income (loss) to average net assets	0.19%	(0.04%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.18%	(0.05%)
Portfolio turnover	17%	28%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP SSGA S&P 500 Index Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA S&P 500 Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA S&P 500 Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA S&P 500 Index Fund (the “Fund”), is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index*.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.17%	0.17%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.23%	0.48%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$24	$74	$130	$293
Service Class	$49	$154	$269	$604
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing in the securities that make up the S&P 500® Index*, although the Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund, under normal market conditions, invests at least 90% of its assets in the securities of issuers
LVIP SSGA S&P 500 Index Fund1

included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500® account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the investment adviser on behalf of the Fund. S&P(R), S&P 500(R), US 500, The 500, iBoxx(R), iTraxx(R) and CDS(R) are registered trademarks of S&P Global, Inc. or its affiliates (“S&P”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
2LVIP SSGA S&P 500 Index Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	20.48%
Lowest Quarterly Return	Q1 2020	(19.72%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP SSGA S&P 500 Index Fund – Standard Class	-18.31%	9.15%	12.29%
LVIP SSGA S&P 500 Index Fund – Service Class	-18.51%	8.88%	12.01%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Emiliano Rabinovich, CFA	Managing Director and Senior Portfolio Manager	Since March 2023
Keith Richardson	Vice President	Since January 2013
Karl Schneider, CAIA	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
LVIP SSGA S&P 500 Index Fund3

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP SSGA S&P 500 Index Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index*. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund, under normal market conditions, invests at least 90% of its assets in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500® account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
When evaluating the Fund’s performance, the S&P 500® Index is used as the benchmark. The Fund may not track the performance of the S&P 500® Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund, and differences between how and when the Fund and the index are valued.
*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the investment adviser on behalf of the Fund. S&P(R), S&P 500(R), US 500, The 500, iBoxx(R), iTraxx(R) and CDS(R) are registered trademarks of S&P Global, Inc. or its affiliates (“S&P”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in securities of issuers included in the S&P 500® Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
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Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.17% of the Fund's average net assets).
Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of
State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2022, SSGA FM had approximately $804.4 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corpora-
tion. As of December 31, 2022, SSGA had approximately $3.48 trillion in assets under management.

SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Group of SSGA. Emiliano Rabinovich, Keith Richardson and Karl Schneider are responsible for the day-to-day management of the Fund's assets.

Emiliano Rabinovich, CFA, is a Managing Director at SSGA and a Senior Portfolio Manager in the Global
Equity Beta Solutions Group. Within this group, he is the strategy leader for their Tax Aware, Smart Beta and ESG products. Mr. Rabinovich currently manages both traditional indexing and a variety of alternative beta mandates, local and global strategies and fund structures, which include separate accounts, com-
mingled funds, mutual funds and ETFs. Mr. Rabinovich joined SSGA in Montreal in 2006. Mr. Rabinovich holds a Bachelor of Arts in Economics from the University of Buenos Aires and a Master of Arts in Eco-
nomics from the University of CEMA. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

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Keith Richardson is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta
Solutions Group. He currently manages a variety of U.S. and international equity funds including an assortment of ETFs, sub-advised mutual funds, and separately managed portfolios. Prior to his current role, Mr. Richardson spent 9 years as a portfolio manager in SSGA’s Direct Implementation Group where he managed both U.S. active quantitative strategies and passive global REITs. He has been working with
SSGA since 1999 and has been working in the investment management field since 1997. Mr. Richardson holds a Bachelor of Science in Finance from Bentley University and a Master of Business Administration
with a Finance concentration from the Sawyer School of Management at Suffolk University.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions
(GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Invest-
ments from Babson College and a Master of Science in Finance from the Carroll School of Management at
Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
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The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
9

intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 30.085	$ 24.087	$ 20.989	$ 16.898	$ 18.385
Income (loss) from investment operations:
Net investment income[1]	0.349	0.314	0.330	0.343	0.320
Net realized and unrealized gain (loss)	(5.904)	6.493	3.424	4.863	(1.110)
Total from investment operations	(5.555)	6.807	3.754	5.206	(0.790)
Less dividends and distributions from:
Net investment income	(0.353)	(0.357)	(0.350)	(0.334)	(0.349)
Net realized gain	(2.328)	(0.452)	(0.306)	(0.781)	(0.348)
Total dividends and distributions	(2.681)	(0.809)	(0.656)	(1.115)	(0.697)
Net asset value, end of period	$ 21.849	$ 30.085	$ 24.087	$ 20.989	$ 16.898
Total return[2]	(18.31%)	28.42%	18.03%	31.20%	(4.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,219,554	$9,250,241	$8,511,057	$7,701,580	$5,750,684
Ratio of expenses to average net assets	0.23%	0.23%	0.23%	0.23%	0.24%
Ratio of net investment income to average net assets	1.38%	1.15%	1.58%	1.76%	1.69%
Portfolio turnover	2%	2%	7%	3%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

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	LVIP SSGA S&P 500 Index Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 30.051	$ 24.065	$ 20.977	$ 16.894	$ 18.378
Income (loss) from investment operations:
Net investment income[1]	0.284	0.246	0.277	0.294	0.272
Net realized and unrealized gain (loss)	(5.895)	6.481	3.414	4.857	(1.107)
Total from investment operations	(5.611)	6.727	3.691	5.151	(0.835)
Less dividends and distributions from:
Net investment income	(0.294)	(0.289)	(0.297)	(0.287)	(0.301)
Net realized gain	(2.328)	(0.452)	(0.306)	(0.781)	(0.348)
Total dividends and distributions	(2.622)	(0.741)	(0.603)	(1.068)	(0.649)
Net asset value, end of period	$ 21.818	$ 30.051	$ 24.065	$ 20.977	$ 16.894
Total return[2]	(18.51%)	28.10%	17.74%	30.87%	(4.88%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,730,192	$2,168,807	$1,770,490	$1,523,447	$1,155,288
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.49%
Ratio of net investment income to average net assets	1.13%	0.90%	1.33%	1.51%	1.44%
Portfolio turnover	2%	2%	7%	3%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP SSGA Short-Term Bond Index Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA Short-Term Bond Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Short-Term Bond Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Short-Term Bond Index Fund (the “Fund”) is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.28%	0.28%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses	0.39%	0.64%
Less Expense Reimbursement[1]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.36%	0.61%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.3625% of the Fund’s average daily net assets for the Standard Class (and 0.6125% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$37	$122	$216	$490
Service Class	$62	$202	$354	$796
LVIP SSGA Short-Term Bond Index Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
SSGA Funds Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal market conditions, generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg U.S. 1-3 Year Corporate Bond Index* (the “Index”) or in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the Fund may invest in investment grade debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Sub-Adviser). The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Sub-Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
In seeking to track the performance of the Index, the Sub-Adviser employs a sampling strategy, which means that the Sub-Adviser is not required to purchase all of the securities represented in the Index. Instead, the Sub-Adviser may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, the Sub-Adviser may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
The Index is designed to measure the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s Financial Services, LLC), and have $300 million or more of outstanding face value. A bond’s face value means the amount to be paid to the holder at maturity. In addition, the securities must be denominated in U.S. dollars, fixed rate and nonconvertible. The Index includes only corporate sectors. The corporate sectors are industrial, utility, and financial institutions, which include both U.S. and non-U.S. corporations. The following instruments are excluded from the Index: structured notes with embedded swaps or other special features; private placements; floating rate securities; and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of March 31, 2023, there were approximately 1,369 securities in the Index and the modified adjusted duration of securities in the Index was approximately 1.86 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser, or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index, and publishes information regarding the market value of the Index.
* BLOOMBERG® and the Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively “Bloomberg”), the administrator of the Index, and have been licensed for the use of certain purposes by the Fund. Bloomberg is not affiliated with the Fund and Bloomberg does not approve, endorse, review or recommend the Fund. Bloomberg does not guarantee the timeliness, accurateness or completeness of any data or information relating to the Index, and neither shall be liable in any way to the Lincoln Variable Insurance Products Trust, investors in the Fund or other third parties in respect of the use or accuracy of the Index or any data included therein.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
2LVIP SSGA Short-Term Bond Index Fund

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Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets.
•
Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
•
Financial Services Sector Risk. The profitability of many types of financial services companies may be adversely affected in certain market cycles. For example, periods of rising interest rates may restrict the availability and increase the cost of capital for these companies. In addition, financial services companies often are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers.
•
Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
•
Utility Sector Risk. When interest rates rise, the value of securities issued by utilities companies historically has fallen. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
LVIP SSGA Short-Term Bond Index Fund3

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IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	4.03%
Lowest Quarterly Return	Q1 2022	(2.43%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
LVIP SSGA Short-Term Bond Index Fund – Standard Class	-3.45%	1.25%	5/1/18
LVIP SSGA Short-Term Bond Index Fund – Service Class	-3.69%	1.00%	5/1/18
Bloomberg U.S. 1-3 Year Corporate Bond Index (reflects no deductions for fees, expenses or taxes)	-3.32%	1.56%
4LVIP SSGA Short-Term Bond Index Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Brunell, CFA	Vice President	Since May 2018
Christopher DiStefano	Vice President	Since May 2018
David Marchetti, CFA	Vice President and Portfolio Manager	Since November 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Short-Term Bond Index Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market. The objective is non-fundamental and may be changed without shareholder approval.
SSGA Funds Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal market conditions, generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg U.S. 1-3 Year Corporate Bond Index* (the “Index”) or in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the Fund may invest in investment grade debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Sub-Adviser). The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Sub-Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
In seeking to track the performance of the Index, the Sub-Adviser employs a sampling strategy, which means that the Sub-Adviser is not required to purchase all of the securities represented in the Index. Instead, the Sub-Adviser may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, the Sub-Adviser may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
The Index is designed to measure the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s Financial Services, LLC), and have $300 million or more of outstanding face value. A bond’s face value means the amount to be paid to the holder at maturity. In addition, the securities must be denominated in U.S. dollars, fixed rate, and nonconvertible. The Index includes only corporate sectors. The corporate sectors are industrial, utility, and financial institutions, which include both U.S. and non-U.S. corporations. The following instruments are excluded from the Index: structured notes with embedded swaps or other special features; private placements; floating rate securities; and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of March 31, 2023, there were approximately 1,369 securities in the Index and the modified adjusted duration of securities in the Index was approximately 1.86 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser, or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index, and publishes information regarding the market value of the Index.
*BLOOMBERG® and the Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively “Bloomberg”), the administrator of the Index, and have been licensed for the use of certain purposes by the Fund. Bloomberg is not affiliated with the Fund and Bloomberg does not approve, endorse, review or recommend the Fund. Bloomberg does not guarantee the timeliness, accurateness or completeness of any data or information relating to the Index, and neither shall be liable in any way to the Lincoln Variable Insurance Products Trust, investors in the Fund or other third parties in respect of the use or accuracy of the Index or any data included therein.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in bond securities that are held in the Bloomberg U.S. 1-3 Year Corporate Bond Index only upon 60 days’ notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
6

Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets. Although the Fund seeks to minimize the impact of such transactions where possible, its performance may be adversely affected.
Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Financial Services Sector Risk. The profitability of many types of financial services companies may be adversely affected in certain market cycles. For example, periods of rising interest rates may restrict the availability and increase the cost of capital for these companies. Moreover, when interest rates rise, the value of securities issued by many types of financial services companies generally falls.
7

Declining economic conditions may cause credit losses due to financial difficulties of borrowers. In addition, financial services companies often are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability.
Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Utility Sector Risk. When interest rates rise, the value of securities issued by utilities companies historically has fallen. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative
8

contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
9

Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.28% of the Fund's average net assets).
Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of
State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2022, SSGA FM had approximately $804.4 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corpora-
tion. As of December 31, 2022, SSGA had approximately $3.48 trillion in assets under management.

SSGA FM Portfolio Managers	The Fund is managed by the Fixed Income Beta Solutions Group of SSGA. Michael Brunell, Christopher DiStefano and David Marchetti are responsible for the day-to-day management of the Fund's assets.

Michael Brunell, CFA, is a Vice President of SSGA and a senior member of the Fixed Income portfolio management team. In his current role as part of the Fixed Income Beta Solutions Group, he heads the credit sector team and is responsible for developing, managing, and supporting various types of funds against a variety of conventional and custom bond index strategies. He was a member of the group that launched the first SPDR fixed income ETFs in 2007 and a long-time manager of SSGA’s U.S. high yield and convertible ETF products. Mr. Brunell earned a Bachelor of Science in Business Administration from Saint
Michael’s College and a Master of Science in Finance from the Carroll School of Management at Boston
College. He earned the Chartered Financial Analyst® (CFA) designation and is a member of the CFA Insti-
tute and CFA Society Boston, Inc.

Christopher DiStefano is a Vice President of SSGA and a Portfolio Manager in the Fixed Income Beta
Solutions Group within the Fixed Income, Cash and Currency Team. He joined the firm in 2010 and is responsible for managing several funds and ETFs within the convertible bond, investment grade credit, and smart beta sectors and strategies. Mr. DiStefano holds a Master of Business Administration from the
Carroll School of Management at Boston College, and a Master of Science and Bachelor of Science in Civil
Engineering from the University of Illinois and Union College, respectively.

10

David Marchetti, CFA, is a Vice President at SSGA and a Portfolio Manager in the Fixed Income Beta Solu-
tions team. Mr. Marchetti is responsible for managing several investment grade credit funds, specifically managing short-term and intermediate credit funds. Also, he oversees the ETF basket creation/redemption process across multiple fixed income ETF’s. Mr. Marchetti started his career at State Street Bank and has been working in the investment industry since 2009. Mr. Marchetti has a B.S. in Business Administration
with a concentration in Finance from Boston University. He earned a Chartered Financial Analyst (CFA)
designation and is a member of the CFA Institute and CFA Society Boston, Inc.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
11

The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
12

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA Short-Term Bond Index Fund Standard Class
	Year Ended				5/1/18[1] to
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.227	$ 10.429	$ 10.254	$ 10.033	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.136	0.086	0.185	0.276	0.183
Net realized and unrealized gain (loss)	(0.489)	(0.140)	0.188	0.204	(0.027)
Total from investment operations	(0.353)	(0.054)	0.373	0.480	0.156
Less dividends and distributions from:
Net investment income	(0.138)	(0.099)	(0.185)	(0.251)	(0.123)
Net realized gain	(0.051)	(0.049)	(0.013)	(0.008)	—
Total dividends and distributions	(0.189)	(0.148)	(0.198)	(0.259)	(0.123)
Net asset value, end of period	$ 9.685	$ 10.227	$ 10.429	$ 10.254	$ 10.033
Total return[3]	(3.45%)	(0.52%)	3.65%	4.79%	1.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$65,787	$82,628	$77,578	$89,778	$88,385
Ratio of expenses to average net assets	0.36%	0.36%	0.36%	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.39%	0.42%	0.41%	0.39%
Ratio of net investment income to average net assets	1.38%	0.83%	1.77%	2.68%	2.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.35%	0.80%	1.71%	2.63%	2.69%
Portfolio turnover	59%	50%	77%	45%	49%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

14

	LVIP SSGA Short-Term Bond Index Fund Service Class
	Year Ended				5/1/18[1] to
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.205	$ 10.408	$ 10.236	$ 10.023	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.111	0.060	0.158	0.249	0.164
Net realized and unrealized gain (loss)	(0.488)	(0.140)	0.189	0.205	(0.025)
Total from investment operations	(0.377)	(0.080)	0.347	0.454	0.139
Less dividends and distributions from:
Net investment income	(0.115)	(0.074)	(0.162)	(0.233)	(0.116)
Net realized gain	(0.051)	(0.049)	(0.013)	(0.008)	—
Total dividends and distributions	(0.166)	(0.123)	(0.175)	(0.241)	(0.116)
Net asset value, end of period	$ 9.662	$ 10.205	$ 10.408	$ 10.236	$ 10.023
Total return[3]	(3.69%)	(0.77%)	3.40%	4.53%	1.40%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$202,006	$183,965	$166,091	$108,887	$45,708
Ratio of expenses to average net assets	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.64%	0.64%	0.67%	0.66%	0.64%
Ratio of net investment income to average net assets	1.13%	0.58%	1.52%	2.43%	2.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.10%	0.55%	1.46%	2.38%	2.44%
Portfolio turnover	59%	50%	77%	45%	49%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA Small-Cap Index Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA Small-Cap Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Small-Cap Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Small-Cap Index Fund (the “Fund”) is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index*, which emphasizes stocks of small U.S. companies.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.32%	0.32%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.39%	0.64%
Less Fee Waiver[1]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.38%	0.63%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% on the first $500 million of the Fund’s average daily net assets; 0.01% on the next $1.0 billion of the Fund’s average daily net assets; and 0.015% of the Fund’s average daily net assets in excess of $1.5 billion. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$39	$124	$218	$492
Service Class	$64	$204	$356	$797
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
LVIP SSGA Small-Cap Index Fund1

Principal Investment Strategies
The Fund pursues its objective by investing primarily in the securities that make up the Russell 2000® Index. The Fund may not invest in every security in the Russell 2000® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). When evaluating the Fund’s performance, the Russell 2000® Index is used as the benchmark. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index which represents approximately 10% of the market capitalization of the Russell 3000® Index. Stocks in the Russell 2000® Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). As of March 15, 2023, the market capitalization range of the Russell 2000® Index was $4 million to $7.63 billion.
The Fund, under normal circumstances, invests at least 80% of its assets in stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts, that provide exposure to the stocks of companies in the Russell 2000. The Russell 2000® Index is a widely used measure of small U.S. company stock performance.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the Russell 2000® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
*
The Fund has been developed solely by the Lincoln Variable Insurance Products Trust. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell 2000® Index vest in the relevant LSE Group company which owns the index. Russell® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. The Russell 2000® Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Russell 2000® Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Russell 2000® Index for the purpose of which it is being put by the Fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
2LVIP SSGA Small-Cap Index Fund

•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	31.28%
Lowest Quarterly Return	Q1 2020	(30.82%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP SSGA Small-Cap Index Fund – Standard Class	-20.78%	3.69%	8.56%
LVIP SSGA Small-Cap Index Fund – Service Class	-20.98%	3.43%	8.28%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-20.44%	4.13%	9.01%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Emiliano Rabinovich, CFA	Managing Director and Senior Portfolio Manager	Since March 2023
Michael Finocchi	Principal	Since May 2017
Karl Schneider, CAIA	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP SSGA Small-Cap Index Fund3

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP SSGA Small-Cap Index Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index*, which emphasizes stocks of small U.S. companies. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing primarily in the securities that make up the Russell 2000® Index, although the Fund may not invest in every security in the Russell 2000® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). When evaluating the Fund’s performance, the Russell 2000® Index is used as the benchmark. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index which represents approximately 10% of the market capitalization of the Russell 3000® Index. Stocks in the Russell 2000® Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). As of March 15, 2023, the market capitalization range of the Russell 2000® Index was $4 million to $7.63 billion.
The Fund, under normal circumstances, invests at least 80% of its assets in stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts, that provide exposure to the stocks of companies in the Russell 2000. The Russell 2000® Index is a widely used measure of small U.S. company stock performance.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the Russell 2000 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
The Fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund, and differences between how and when the Fund and the index are valued.
*
The Fund has been developed solely by the Trust. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell 2000® Index vest in the relevant LSE Group company which owns the index. Russell® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. The Russell 2000® Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Russell 2000® Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Russell 2000® Index for the purpose of which it is being put by the Fund.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in securities of stocks of companies included in the Russell 2000 Index and in derivatives instruments, such as stock index futures contracts and options that provide exposure to the stocks in the companies in the Russell 2000 Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
5

Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries,
6

markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.31% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of
State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2022, SSGA FM had approximately $804.4 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corpora-
tion. As of December 31, 2022, SSGA had approximately $3.48 trillion in assets under management.

SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Group of SSGA. Emiliano Rabinovich, Michael Finocchi and Karl Schneider are responsible for the day-to-day management of the Fund's assets.
7

Emiliano Rabinovich, CFA, is a Managing Director at SSGA and a Senior Portfolio Manager in the Global
Equity Beta Solutions Group. Within this group, he is the strategy leader for their Tax Aware, Smart Beta and ESG products. Mr. Rabinovich currently manages both traditional indexing and a variety of alternative beta mandates, local and global strategies and fund structures, which include separate accounts, com-
mingled funds, mutual funds and ETFs. Mr. Rabinovich joined SSGA in Montreal in 2006. Mr. Rabinovich holds a Bachelor of Arts in Economics from the University of Buenos Aires and a Master of Arts in Eco-
nomics from the University of CEMA. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

Michael Finocchi is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions
Group. He is responsible for managing a wide variety of equity index and tax-efficient strategies for institu-
tional clients and high net worth individuals. Prior to assuming his current role in March 2012, Mr.
Finocchi was a senior manager in Portfolio Administration responsible for the operations of funds man-
aged by the Global Equity Beta Solutions Group. Mr. Finocchi holds a Master of Business Administration with a concentration in Finance from Boston University's Questrom School of Business as well as a Bach-
elor of Arts in History and Business Studies from Providence College.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions
(GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Invest-
ments from Babson College and a Master of Science in Finance from the Carroll School of Management at
Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
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Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
9

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 39.636	$ 35.910	$ 31.692	$ 26.880	$ 31.733
Income (loss) from investment operations:
Net investment income[1]	0.303	0.252	0.218	0.270	0.313
Net realized and unrealized gain (loss)	(8.624)	4.931	5.573	6.358	(3.685)
Total from investment operations	(8.321)	5.183	5.791	6.628	(3.372)
Less dividends and distributions from:
Net investment income	(0.358)	(0.343)	(0.316)	(0.293)	(0.313)
Net realized gain	(3.619)	(1.114)	(1.257)	(1.523)	(1.168)
Total dividends and distributions	(3.977)	(1.457)	(1.573)	(1.816)	(1.481)
Net asset value, end of period	$ 27.338	$ 39.636	$ 35.910	$ 31.692	$ 26.880
Total return[2]	(20.78%)	14.56%	19.20%	25.03%	(11.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,449,348	$1,994,358	$1,829,548	$1,839,740	$1,743,015
Ratio of expenses to average net assets	0.38%	0.38%	0.39%	0.40%	0.39%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.39%	0.39%	0.40%	0.39%
Ratio of net investment income to average net assets	0.94%	0.62%	0.77%	0.88%	0.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	0.61%	0.77%	0.88%	0.96%
Portfolio turnover	16%	25%	23%	19%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP SSGA Small-Cap Index Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 39.580	$ 35.858	$ 31.665	$ 26.866	$ 31.715
Income (loss) from investment operations:
Net investment income[1]	0.221	0.150	0.147	0.193	0.231
Net realized and unrealized gain (loss)	(8.609)	4.927	5.547	6.350	(3.675)
Total from investment operations	(8.388)	5.077	5.694	6.543	(3.444)
Less dividends and distributions from:
Net investment income	(0.281)	(0.241)	(0.244)	(0.221)	(0.237)
Net realized gain	(3.619)	(1.114)	(1.257)	(1.523)	(1.168)
Total dividends and distributions	(3.900)	(1.355)	(1.501)	(1.744)	(1.405)
Net asset value, end of period	$ 27.292	$ 39.580	$ 35.858	$ 31.665	$ 26.866
Total return[2]	(20.98%)	14.27%	18.90%	24.72%	(11.59%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$417,135	$551,286	$507,602	$440,102	$335,959
Ratio of expenses to average net assets	0.63%	0.63%	0.64%	0.65%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.64%	0.64%	0.64%	0.65%	0.64%
Ratio of net investment income to average net assets	0.69%	0.37%	0.52%	0.63%	0.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.68%	0.36%	0.52%	0.63%	0.71%
Portfolio turnover	16%	25%	23%	19%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP SSGA SMID Cap Managed Volatility Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA SMID Cap Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.23%	0.23%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.35%	0.35%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.65%	0.90%
Less Fee Waiver and Expense Reimbursement[2]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.60%	0.85%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class (and 0.495% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$61	$203	$357	$806
Service Class	$87	$282	$494	$1,103
LVIP SSGA SMID Cap Managed Volatility Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”). The Underlying Funds include funds advised by the Fund’s investment adviser. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The Fund allocates to certain Underlying Funds including, but not limited to, LVIP SSGA Small-Cap Index Fund (in an amount that is approximately 80% of the portion of the Fund’s assets not subject to the overlay) and LVIP SSGA Mid-Cap Index Fund (in an amount that is approximately 20% of the portion of the Fund’s assets not subject to the overlay). Allocations to the Underlying Funds are subject to change at the discretion of the Fund’s investment adviser.
SMID Cap Strategy. Under normal circumstances, the Fund, through the Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to small- and medium-capitalization U.S. companies. Small- and medium-capitalization companies are defined as those U.S. companies whose market capitalization (ranked in accordance with the Russell 2500TM Index) is: (i) less than the 500th U.S. company as ranked by market capitalization, and (ii) greater than or equal to the 2500th U.S. company as ranked by market capitalization. The Underlying Funds also may invest in stock index futures as a substitute for a comparable market position in the securities included in their benchmark index.
Certain Underlying Funds seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index which emphasizes stocks of small or mid-sized U.S. companies.
Certain Underlying Funds invest primarily, under normal circumstances, in equities of mid-sized U.S. companies. Such Underlying Funds seek to replicate a mid-cap index; however, if it is not practical under the circumstances, the Underlying Funds may not invest in every security in the mid-cap index.
The investment adviser will periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the investment adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
*
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000® and Russell 3000® are trademarks of Russell Investment Group.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
2LVIP SSGA SMID Cap Managed Volatility Fund

Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The
LVIP SSGA SMID Cap Managed Volatility Fund3

Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	29.82%
Lowest Quarterly Return	Q1 2020	(20.96%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP SSGA SMID Cap Managed Volatility Fund – Standard Class	-18.36%	2.29%	4.76%	5/1/13
LVIP SSGA SMID Cap Managed Volatility Fund – Service Class	-18.57%	2.04%	4.50%	5/1/13
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-20.44%	4.13%	8.06%
4LVIP SSGA SMID Cap Managed Volatility Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Schroder Investment Management North America Inc. (“SIMNA”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016

SIMNA Portfolio Managers	Company Title	Experience with Fund
Mike Hodgson, Ph.D.	Head of Risk Managed Investments and Structured Funds	Since May 2020
Marcus Durell	Head of Risk Managed Investments of Portfolio Management	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA SMID Cap Managed Volatility Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”). The Underlying Funds include funds advised by the Fund’s investment adviser. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
The Fund allocates to certain Underlying Funds including, but not limited to, LVIP SSGA Small-Cap Index Fund (in an amount that is approximately 80% of the portion of the Fund’s assets not subject to the overlay) and LVIP SSGA Mid-Cap Index Fund (in an amount that is approximately 20% of the portion of the Fund’s assets not subject to the overlay). Allocations to the Underlying Funds are subject to change at the discretion of the Fund’s investment adviser.
SMID Cap Strategy. Under normal circumstances, the Fund, through the Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to small- and medium-capitalization U.S. companies. Small- and medium-capitalization companies are defined as those U.S. companies whose market capitalization (ranked in accordance with the Russell 2500TM Index) is: (i) less than the 500th U.S. company as ranked by market capitalization, and (ii) greater than or equal to the 2500th U.S. company as ranked by market capitalization. As of March 15, 2023, this range would include companies with capitalizations between $4 million and $22.20 billion.
The Underlying Funds also may invest in stock index futures as a substitute for a comparable market position in the securities included in their benchmark index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Funds to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
Certain Underlying Funds seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index which emphasizes stocks of small U.S. companies. Certain Underlying Funds seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index which emphasizes stocks of mid-sized U.S. companies.
Certain Underlying Funds invest primarily, under normal circumstances, in equities of mid-sized U.S. companies. Such Underlying Funds seek to replicate a mid-cap index; however, if it is not practical under the circumstances, the Underlying Funds may not invest in every security in the mid-cap index.
On at least an annual basis, the investment adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The investment adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the investment adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The investment adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying Fund allocation is made based on the Fund’s particular asset allocation strategy, the investment adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the Underlying Funds. The investment adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
*
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000® and Russell 3000® are trademarks of Russell Investment Group.
Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. Schroders uses a proprietary volatility forecasting model and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Parameterization and implementation of the managed volatility strategy may be adjusted based upon changes in market conditions by the Adviser or overlay manager.
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Schroders selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions, the Adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, Schroders will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. Schroders will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of Schroders’ activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index, fixed income instrument or foreign currency at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index, fixed income instrument or foreign currency at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the overall risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly positively correlated to the Fund’s equity exposure. Schroders will sell (short) futures contracts on these indices to decrease the Fund’s economic exposure to equities based upon Schroders’ evaluation of market volatility. The short futures contracts are expected to increase in value as equity markets decline. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. The amount of exchange-traded futures and/or foreign currency derivatives may fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s economic exposure to equity securities and/or increase the Fund’s economic exposure to fixed income securities to a substantial degree. Schroders may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be more fully invested in the equity market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to small and medium capitalization U.S. companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the
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Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the managed volatility strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the managed volatility strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the managed volatility strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the managed volatility model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a managed volatility strategy. Any one of these factors could impact the success of the managed volatility strategy, and the Fund may not perform as expected. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
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Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.23% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Michael Hoppe and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

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Sub-Adviser
Schroder Investment Management North America Inc. (“SIMNA”), located at 7 Bryant Park, New York, NY
10018, is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc and its affiliates had assets under management of approximately
$887.2 billion as of December 31, 2022.

SIMNA Portfolio Man- agers	Mike Hodgson, Ph.D., and Marcus Durell are responsible for the day-to-day management of the portion of the Fund's assets allocated to the managed volatility sleeve.

Mike Hodgson, Ph.D., is Head of Risk Managed Investments and Structured Funds (“RMI”) at SIMNA. Dr.
Hodgson joined SIMNA in 2011 and is responsible for tailoring return distributions of growth investments for clients using dynamic allocation strategies and derivatives. Dr. Hodgson holds a BSc in Physics from
Imperial College, London, and also holds a Ph.D. in Physics from Cambridge University.

Marcus Durell is Head of Portfolio Management within RMI at SIMNA. Mr. Durell joined SIMNA in 2012 and is head of the portfolio management team responsible for implementing dynamic allocation strategies using derivatives for clients. Mr. Durell holds a B.A., with honors, in Commerce from The University of
Newcastle, Australia and also holds a diploma in Insurance from Deakin University.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
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The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
12

intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.150	$ 14.479	$ 13.009	$ 11.865	$ 13.275
Income (loss) from investment operations:
Net investment income[2]	0.097	0.098	0.105	0.111	0.135
Net realized and unrealized gain (loss)	(2.703)	2.216	1.631	1.588	(1.348)
Total from investment operations	(2.606)	2.314	1.736	1.699	(1.213)
Less dividends and distributions from:
Net investment income	(0.094)	(0.379)	(0.266)	(0.103)	(0.197)
Net realized gain	(0.539)	(2.264)	—	(0.452)	—
Return of capital	(0.027)	—	—	—	—
Total dividends and distributions	(0.660)	(2.643)	(0.266)	(0.555)	(0.197)
Net asset value, end of period	$ 10.884	$ 14.150	$ 14.479	$ 13.009	$ 11.865
Total return[3]	(18.36%)	16.24%	13.37%	14.56%	(9.14%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$59	$79	$123	$110	$88
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.30%	0.30%	0.51%	0.97%
Ratio of net investment income to average net assets	0.79%	0.61%	0.88%	0.88%	0.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.74%	0.56%	0.82%	0.62%	0.26%
Portfolio turnover	11%	13%	22%	9%	3%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20[1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.127	$ 14.463	$ 13.000	$ 11.860	$ 13.270
Income (loss) from investment operations:
Net investment income[2]	0.066	0.058	0.075	0.079	0.100
Net realized and unrealized gain (loss)	(2.696)	2.213	1.622	1.587	(1.343)
Total from investment operations	(2.630)	2.271	1.697	1.666	(1.243)
Less dividends and distributions from:
Net investment income	(0.064)	(0.343)	(0.234)	(0.074)	(0.167)
Net realized gain	(0.539)	(2.264)	—	(0.452)	—
Return of capital	(0.027)	—	—	—	—
Total dividends and distributions	(0.630)	(2.607)	(0.234)	(0.526)	(0.167)
Net asset value, end of period	$ 10.867	$ 14.127	$ 14.463	$ 13.000	$ 11.860
Total return[3]	(18.57%)	15.95%	13.08%	14.28%	(9.36%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$582,900	$725,057	$676,118	$604,909	$469,803
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.55%	0.55%	0.76%	1.22%
Ratio of net investment income to average net assets	0.54%	0.36%	0.63%	0.63%	0.73%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.49%	0.31%	0.57%	0.37%	0.01%
Portfolio turnover	11%	13%	22%	9%	3%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the
Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Structured Conservative Allocation Fund
Formerly known as LVIP SSGA Conservative Structured Allocation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Structured Conservative Allocation Fund , formerly known as LVIP SSGA Conservative Structured Allocation Fund, (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Structured Conservative Allocation Fund
Formerly known as LVIP SSGA Conservative Structured Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Structured Conservative Allocation Fund (the “Fund”) is to seek a high level of current income, with some consideration given to growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.15%	0.15%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)[1]	0.35%	0.35%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.60%	0.85%
1
Acquired Fund Fees and Expenses have been restated to reflect current fees based on estimated allocations to underlying funds.
2
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$61	$192	$335	$750
Service Class	$87	$271	$471	$1,049
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
LVIP Structured Conservative Allocation Fund1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure, investing in other mutual funds (the “Underlying Funds”). The Fund, under normal circumstances, invests approximately 60% of its assets in Underlying Funds that primarily invest in fixed income securities (bonds), and approximately 40% of its assets in Underlying Funds that primarily invest in equity securities (stocks). The Underlying Funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds), funds that employ a multi-factor strategy (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum), and exchange-traded funds. The Underlying Funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities (including to-be-announced transactions), corporate bonds and inflation-indexed bonds, and allocates smaller percentage of assets to domestic and foreign equity securities (stocks), including stocks of small- and medium-cap companies and those with growth and value characteristics. Foreign securities may include securities of companies in emerging market countries. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
2LVIP Structured Conservative Allocation Fund

•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
LVIP Structured Conservative Allocation Fund3

•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	8.98%
Lowest Quarterly Return	Q1 2020	(9.22%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Structured Conservative Allocation Fund – Standard Class	-13.30%	1.98%	3.67%
LVIP Structured Conservative Allocation Fund – Service Class	-13.52%	1.72%	3.41%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Structured Conservative Allocation Composite (reflects no deductions for fees, expenses or taxes)	-14.16%	2.76%	4.27%
*
The Conservative Structured Allocation Composite, an unmanaged index compiled by the Fund's Adviser, is constructed as follows: 50% Bloomberg U.S. Aggregate Bond Index, 17% S&P 500® Index, 14% MSCI EAFE® NR Index, 10% Bloomberg U.S. TIPS Index, 4% MSCI Emerging Markets NR Index, 3% S&P MidCap 400® Index, and 2% Russell 2000® Index. The Conservative Structured Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
4LVIP Structured Conservative Allocation Fund

Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Structured Conservative Allocation Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income with some consideration given to growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in other mutual funds (the “Underlying Funds”) that invest in equity securities (stocks) and/or fixed income securities (bonds). The Fund, under normal circumstances, invests approximately 60% of its assets in Underlying Funds that primarily invest in fixed income securities (bonds), and approximately 40% of its assets in Underlying Funds that primarily invest in equity securities (stocks). The Underlying Funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds), funds that employ a multi-factor strategy (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum), and exchange-traded funds. The Underlying Funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities (including to-be-announced transactions), corporate bonds and inflation-indexed bonds, and allocates a smaller percentage of assets to domestic and foreign equity securities (stocks), including stocks of small- and medium-cap companies and those with growth and value characteristics. Foreign equity securities may include securities of companies in emerging market countries. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the Underlying Funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the international Monetary Fund or defined as such by MSCI. The countries included in this definition will change over time.
Exchange-Traded Funds (“ETFs”): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
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The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of
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a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.15% of the Fund's average net assets).
LFI Portfolio Manager	Jay Shearon, Jason Forsythe and Alex Zeng are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
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The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
12

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Structured Conservative Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.915	$ 12.585	$ 11.966	$ 10.983	$ 12.054
Income (loss) from investment operations:
Net investment income[1]	0.353	0.296	0.236	0.282	0.282
Net realized and unrealized gain (loss)	(2.084)	0.638	0.906	1.211	(0.882)
Total from investment operations	(1.731)	0.934	1.142	1.493	(0.600)
Less dividends and distributions from:
Net investment income	(0.440)	(0.497)	(0.256)	(0.323)	(0.348)
Net realized gain	(0.369)	(0.107)	(0.267)	(0.187)	(0.123)
Total dividends and distributions	(0.809)	(0.604)	(0.523)	(0.510)	(0.471)
Net asset value, end of period	$ 10.375	$ 12.915	$ 12.585	$ 11.966	$ 10.983
Total return[2]	(13.30%)	7.43%	9.68%	13.64%	(5.01%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,098	$24,304	$22,240	$21,161	$18,119
Ratio of expenses to average net assets[3]	0.25%	0.24%	0.24%	0.24%	0.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.25%	0.24%	0.24%	0.27%	0.33%
Ratio of net investment income to average net assets	3.06%	2.24%	1.99%	2.39%	2.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.06%	2.24%	1.99%	2.36%	2.28%
Portfolio turnover	14%	17%	24%	13%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP Structured Conservative Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.913	$ 12.582	$ 11.966	$ 10.983	$ 12.051
Income (loss) from investment operations:
Net investment income[1]	0.324	0.262	0.206	0.252	0.252
Net realized and unrealized gain (loss)	(2.082)	0.639	0.903	1.211	(0.880)
Total from investment operations	(1.758)	0.901	1.109	1.463	(0.628)
Less dividends and distributions from:
Net investment income	(0.411)	(0.463)	(0.226)	(0.293)	(0.317)
Net realized gain	(0.369)	(0.107)	(0.267)	(0.187)	(0.123)
Total dividends and distributions	(0.780)	(0.570)	(0.493)	(0.480)	(0.440)
Net asset value, end of period	$ 10.375	$ 12.913	$ 12.582	$ 11.966	$ 10.983
Total return[2]	(13.52%)	7.17%	9.40%	13.36%	(5.25%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$125,899	$161,937	$161,559	$162,687	$162,879
Ratio of expenses to average net assets[3]	0.50%	0.49%	0.49%	0.49%	0.48%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.50%	0.49%	0.49%	0.52%	0.58%
Ratio of net investment income to average net assets	2.81%	1.99%	1.74%	2.14%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.81%	1.99%	1.74%	2.11%	2.03%
Portfolio turnover	14%	17%	24%	13%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Structured Moderate Allocation Fund
Formerly known as LVIP SSGA Moderate Structured Allocation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Structured Moderate Allocation Fund, formerly known as LVIP SSGA Moderate Structured Allocation Fund, (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Structured Moderate Allocation Fund
Formerly known as LVIP SSGA Moderate Structured Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Structured Moderate Allocation Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.15%	0.15%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)[1]	0.36%	0.36%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.57%	0.82%
1
Acquired Fund Fees and Expenses have been restated to reflect current fees based on estimated allocations to underlying funds.
2
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$58	$183	$318	$714
Service Class	$84	$262	$455	$1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
LVIP Structured Moderate Allocation Fund1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure, investing in other mutual funds (the “Underlying Funds”). The Fund, under normal circumstances, invests approximately 60% of its assets in Underlying Funds that primarily invest in equity securities (stocks), and approximately 40% of its assets in Underlying Funds that primarily invest in fixed income securities (bonds). The Underlying Funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds), funds that employ a multi-factor strategy (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum), and exchange-traded funds. The Underlying Funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic and foreign equity securities (stocks), including stocks of small- and medium-cap companies and those with growth and value characteristics. The Fund allocates a smaller percentage of assets to Underlying Funds that invest in domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities (including to-be-announced transactions), corporate bonds and inflation-indexed bonds.
The foreign equity securities may include securities of companies in emerging market countries. An “emerging market country” is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
2LVIP Structured Moderate Allocation Fund

•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks
LVIP Structured Moderate Allocation Fund3

resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	12.19%
Lowest Quarterly Return	Q1 2020	(15.44%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Structured Moderate Allocation Fund – Standard Class	-13.15%	2.99%	5.20%
LVIP Structured Moderate Allocation Fund – Service Class	-13.38%	2.73%	4.93%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Structured Moderate Allocation Composite (reflects no deductions for fees, expenses or taxes)	-14.88%	3.81%	5.78%
*
The Moderate Structured Allocation Composite, an index compiled by the Fund's Adviser, is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 24% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg U.S. TIPS Index, 6% S&P MidCap 400® Index, 6% MSCI Emerging Markets NR Index, and 4% Russell 2000® Index. The Moderate Structured Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
4LVIP Structured Moderate Allocation Fund

Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Structured Moderate Allocation Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in other mutual funds (the “Underlying Funds”) that invest in equity (stocks) and/or fixed income (bonds) securities. The Fund, under normal circumstances, invests approximately 60% of its assets in Underlying Funds that primarily invest in equity securities (stocks), and approximately 40% of its assets in Underlying Funds that primarily invest in fixed income securities (bonds). The Underlying Funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds), funds that employ a multi-factor strategy (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum), and exchange-traded funds. The Underlying Funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic and foreign equity securities (stocks), including stocks of small- and medium-cap companies and those with growth and value characteristics. A smaller percentage of assets is allocated to Underlying Funds that invest in domestic fixed income securities (bonds) including, U.S. Treasury securities, mortgage-backed securities (including to-be-announced transactions), corporate bonds and inflation-indexed bonds. Foreign securities may include securities of companies in emerging market countries. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the Underlying Funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The countries included in this definition will change over time.
Exchange-Traded Funds (“ETFs”): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
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The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
8

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.15% of the Fund's average net assets).
LFI Portfolio Manager	Jay Shearon, Jason Forsythe and Alex Zeng are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
11

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
12

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Structured Moderate Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.372	$ 13.554	$ 12.950	$ 11.659	$ 13.162
Income (loss) from investment operations:
Net investment income[1]	0.443	0.347	0.256	0.304	0.300
Net realized and unrealized gain (loss)	(2.359)	1.299	0.988	1.617	(1.229)
Total from investment operations	(1.916)	1.646	1.244	1.921	(0.929)
Less dividends and distributions from:
Net investment income	(0.572)	(0.696)	(0.317)	(0.363)	(0.400)
Net realized gain	(0.506)	(0.132)	(0.323)	(0.267)	(0.174)
Total dividends and distributions	(1.078)	(0.828)	(0.640)	(0.630)	(0.574)
Net asset value, end of period	$ 11.378	$ 14.372	$ 13.554	$ 12.950	$ 11.659
Total return[2]	(13.15%)	12.15%	9.86%	16.57%	(7.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$139,079	$156,805	$136,955	$116,658	$93,678
Ratio of expenses to average net assets[3]	0.21%	0.20%	0.21%	0.21%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.20%	0.21%	0.24%	0.30%
Ratio of net investment income to average net assets	3.47%	2.38%	2.05%	2.40%	2.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.47%	2.38%	2.05%	2.37%	2.30%
Portfolio turnover	11%	13%	21%	12%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP Structured Moderate Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.364	$ 13.546	$ 12.945	$ 11.655	$ 13.154
Income (loss) from investment operations:
Net investment income[1]	0.411	0.310	0.224	0.272	0.288
Net realized and unrealized gain (loss)	(2.358)	1.297	0.984	1.615	(1.246)
Total from investment operations	(1.947)	1.607	1.208	1.887	(0.958)
Less dividends and distributions from:
Net investment income	(0.539)	(0.657)	(0.284)	(0.330)	(0.367)
Net realized gain	(0.506)	(0.132)	(0.323)	(0.267)	(0.174)
Total dividends and distributions	(1.045)	(0.789)	(0.607)	(0.597)	(0.541)
Net asset value, end of period	$ 11.372	$ 14.364	$ 13.546	$ 12.945	$ 11.655
Total return[2]	(13.38%)	11.87%	9.59%	16.28%	(7.36%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$562,606	$731,672	$728,337	$738,583	$721,976
Ratio of expenses to average net assets[3]	0.46%	0.45%	0.46%	0.46%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.45%	0.46%	0.49%	0.55%
Ratio of net investment income to average net assets	3.22%	2.13%	1.80%	2.15%	2.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.22%	2.13%	1.80%	2.12%	2.05%
Portfolio turnover	11%	13%	21%	12%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Structured Moderately Aggressive Allocation Fund
Formerly known as LVIP SSGA Moderately Aggressive Structured Allocation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Structured Moderately Aggressive Allocation Fund , formerly known as LVIP SSGA Moderately Aggressive Structured Allocation Fund, (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Structured Moderately Aggressive Allocation Fund
Formerly known as LVIP SSGA Moderately Aggressive Structured Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Structured Moderately Aggressive Allocation Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.15%	0.15%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)[1]	0.37%	0.37%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.58%	0.83%
1
Acquired Fund Fees and Expenses have been restated to reflect current fees based on estimated allocations to underlying funds.
2
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$59	$186	$324	$726
Service Class	$85	$265	$460	$1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
LVIP Structured Moderately Aggressive Allocation Fund1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure, investing in other mutual funds (the “Underlying Funds”). The Fund, under normal circumstances, invests approximately 70% of its assets in Underlying Funds that primarily invest in equity securities (stocks), and approximately 30% of its assets in Underlying Funds that primarily invest in fixed income securities (bonds). The Underlying Funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds), funds that employ a multi-factor strategy (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum), and exchange-traded funds. The Underlying Funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic and foreign equity securities (stocks), including securities of small- and medium-cap companies and those with growth and value characteristics. The Fund allocates a smaller percentage of assets to Underlying Funds that invest in domestic fixed income securities (bonds) including U.S. Treasury securities, mortgage-backed securities (including to-be-announced transactions), corporate bonds and inflation-indexed bonds. Foreign securities may include securities of companies in emerging market countries. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
2LVIP Structured Moderately Aggressive Allocation Fund

•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
LVIP Structured Moderately Aggressive Allocation Fund3

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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	13.93%
Lowest Quarterly Return	Q1 2020	(18.67%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Structured Moderately Aggressive Allocation Fund – Standard Class	-13.13%	3.07%	5.62%
LVIP Structured Moderately Aggressive Allocation Fund – Service Class	-13.35%	2.81%	5.36%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Structured Moderately Aggressive Allocation Composite (reflects no deductions for fees, expenses or taxes)	-15.45%	3.94%	6.27%
*
The Moderately Aggressive Structured Allocation Composite, an unmanaged index compiled by the Fund's Adviser, is constructed as follows: 26% S&P 500® Index, 25% Bloomberg U.S. Aggregate Bond Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, and 5% Bloomberg U.S. TIPS Index. The Moderately Aggressive Structured Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
4LVIP Structured Moderately Aggressive Allocation Fund

Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since May 2022
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Structured Moderately Aggressive Allocation Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in other mutual funds (the “Underlying Funds”) that invest in equity securities (stocks) and/or fixed income securities (bonds). The Fund, under normal circumstances, invests approximately 70% of its assets in Underlying Funds that primarily invest in equity securities (stocks), and approximately 30% of its assets in Underlying Funds that primarily invest in fixed income securities (bonds). The Underlying Funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds), funds that employ a multi-factor strategy (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum), and exchange-traded funds. The Underlying Funds are advised by the Fund's investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying Funds, the Fund allocates a large percentage of assets to domestic and foreign equity securities (stocks), including securities of small- and medium-cap companies and those with growth and value characteristics. The Fund allocates a smaller percentage of assets to Underlying Funds that invest in domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities (including to-be-announced), corporate bonds and inflation-indexed bonds. Foreign securities may include securities of companies in emerging market countries. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the Underlying Funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Small-Cap Stocks: Small-cap companies are companies whose market capitalizations are lower than $1 billion.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. An Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The countries included in this definition will change over time.
Exchange-Traded Funds (“ETFs”): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
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The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.15% of the Fund's average net assets).
LFI Portfolio Manager	Jay Shearon, Jason Forsythe and Alex Zeng are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
11

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
12

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Structured Moderately Aggressive Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.994	$ 14.002	$ 13.483	$ 12.014	$ 13.646
Income (loss) from investment operations:
Net investment income[1]	0.489	0.370	0.271	0.321	0.332
Net realized and unrealized gain (loss)	(2.487)	1.544	0.937	1.762	(1.447)
Total from investment operations	(1.998)	1.914	1.208	2.083	(1.115)
Less dividends and distributions from:
Net investment income	(0.635)	(0.786)	(0.337)	(0.380)	(0.435)
Net realized gain	(0.464)	(0.136)	(0.352)	(0.234)	(0.082)
Total dividends and distributions	(1.099)	(0.922)	(0.689)	(0.614)	(0.517)
Net asset value, end of period	$ 11.897	$ 14.994	$ 14.002	$ 13.483	$ 12.014
Total return[2]	(13.13%)	13.68%	9.28%	17.43%	(8.20%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$124,080	$140,459	$119,194	$103,328	$78,667
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.21%	0.24%	0.31%
Ratio of net investment income to average net assets	3.68%	2.42%	2.13%	2.45%	2.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.68%	2.42%	2.13%	2.42%	2.36%
Portfolio turnover	13%	15%	22%	13%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP Structured Moderately Aggressive Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.983	$ 13.993	$ 13.477	$ 12.009	$ 13.636
Income (loss) from investment operations:
Net investment income[1]	0.456	0.331	0.238	0.288	0.298
Net realized and unrealized gain (loss)	(2.484)	1.541	0.934	1.760	(1.443)
Total from investment operations	(2.028)	1.872	1.172	2.048	(1.145)
Less dividends and distributions from:
Net investment income	(0.601)	(0.746)	(0.304)	(0.346)	(0.400)
Net realized gain	(0.464)	(0.136)	(0.352)	(0.234)	(0.082)
Total dividends and distributions	(1.065)	(0.882)	(0.656)	(0.580)	(0.482)
Net asset value, end of period	$ 11.890	$ 14.983	$ 13.993	$ 13.477	$ 12.009
Total return[2]	(13.35%)	13.39%	9.01%	17.14%	(8.43%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$318,469	$412,715	$407,285	$428,752	$410,730
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.46%	0.49%	0.56%
Ratio of net investment income to average net assets	3.43%	2.17%	1.88%	2.20%	2.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.43%	2.17%	1.88%	2.17%	2.11%
Portfolio turnover	13%	15%	22%	13%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price 2020 Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP T. Rowe Price 2020 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price 2020 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price 2020 Fund (the “Fund”) is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.19%	0.19%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.12%	0.12%
Acquired Fund Fees and Expenses (AFFE)	0.42%	0.42%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.73%	0.98%
Less Expense Reimbursement[2]	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.66%	0.91%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.24% of the Fund’s average daily net assets for the Standard Class (and 0.49% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$67	$226	$399	$900
Service Class	$93	$305	$535	$1,195
LVIP T. Rowe Price 2020 Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2020) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will invest in underlying funds (“Underlying Funds”), including exchange-traded funds, which, in turn, invest in a broad mix of U.S. and foreign equity securities (stocks) and fixed income securities (bonds). The Underlying Funds are advised by either the Sub-Adviser or the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart (the left axis indicates the overall neutral allocation to stocks with the remainder of the allocation to bonds). The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

The glide path provides for a neutral allocation to stocks at the target date of 55%. The Fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain unchanged. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by the Sub-Adviser to overweight or underweight a particular asset class or sector
2LVIP T. Rowe Price 2020 Fund

based on its market outlook. The target allocations assigned to the broad asset classes (stocks and bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percent (5%). Neutral allocations are adjusted on at least a quarterly basis. Tactical allocations are evaluated continually and adjusted monthly. The target allocations and actual allocations may differ due to significant market movements or cash flows.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, liquidity risk and volatility.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Prepayment and Extension Risk. Mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time. This could reduce the securities’ yield and market value.
LVIP T. Rowe Price 2020 Fund3

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Inflation-Focused Securities Risk. During periods of low or declining inflation, inflation-protected securities and other inflation-linked securities could underperform the market generally. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and could result in losses.
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Bank Loan Risk. Bank loans are subject to additional risks beyond those normally associated with more traditional debt instruments. The ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	13.68%
Lowest Quarterly Return	Q1 2020	(13.23%)
The Fund’s performance between May 2, 2011 and December 31, 2017 reflects the impact of the risk management strategy, which was discontinued as of February 1, 2018.
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP T. Rowe Price 2020 Fund – Standard Class	-15.18%	3.53%	4.67%
LVIP T. Rowe Price 2020 Fund – Service Class	-15.39%	3.27%	4.41%
S&P Target Date 2020 Index (reflects no deductions for fees, expenses or taxes)	-12.81%	3.14%	5.50%
4LVIP T. Rowe Price 2020 Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since February 2018
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Wyatt A. Lee, CFA	Co-Portfolio Manager	Since February 2018
Kimberly E. DeDominicis	Co-Portfolio Manager	Since October 2019
Andrew Jacobs van Merlen, CFA	Co-Portfolio Manager	Since January 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP T. Rowe Price 2020 Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2020) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The investment objective of the Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income. This objective is non-fundamental and may be changed without shareholder approval.
T. Rowe Price Associates, Inc. (“Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests in underlying funds (“Underlying Funds”), including exchange-traded funds, which, in turn, invest in a broad mix of U.S. and foreign equity securities (stocks) and fixed income securities (bonds). The Underlying Funds are advised either by the Sub-Adviser or the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart (the left axis indicates the overall neutral allocation to stocks and with the remainder of the allocation to bonds). The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

The glide path provides for a neutral allocation to stocks at the target date of 55%. The Fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain unchanged. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by the Sub-Adviser to overweight or underweight a particular asset class or sector
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based on its market outlook. The target allocations assigned to the broad asset classes (stocks and bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percent (5%). Neutral allocations are adjusted on at least a quarterly basis. Tactical allocations are evaluated continually and adjusted monthly. The target allocations and actual allocations may differ due to significant market movements or cash flows.
Overall investments in stock Underlying Funds are allocated across a variety of sectors. When adjusting exposure among the stock Underlying Funds, the Sub-Adviser considers relative values and prospects among growth- and value-oriented stocks, U.S. and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. Overall investments in bond funds are generally allocated to a “core” fixed income component and a “diversifying” fixed income component. The core component is designed to establish a lower volatility baseline profile for the overall fixed income allocation and generally consists of U.S. investment-grade bonds, investment-grade non-U.S. dollar-denominated bonds that are hedged to the U.S. dollar, and global bonds that should offer low correlation with equity markets and provide consistent positive returns regardless of market cycle. The diversifying component is designed to respond to a variety of market conditions and improve risk adjusted returns for the portfolio. The allocations within the component dynamically evolve as overall equity exposure becomes lower and generally consist of bank loans, high yield bonds, emerging markets bonds, unhedged non-U.S. dollar-denominated bonds, long-duration U.S. Treasuries, and shorter-duration inflation protected securities. Although there is no specific neutral allocation to money market securities, the Fund may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for any tactical allocations to money market securities. The Fund typically buys and sells shares of its Underlying Funds, as appropriate, in order to realign the overall portfolio and remain invested in accordance with its target allocations.
Because the Fund gains its exposure to various asset classes and investment styles through investments in its Underlying Funds, the Fund’s investment performance is directly tied to the investment performance of these Underlying Funds. Underlying Funds may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities. In pursuing their investment objectives and programs, each of the Underlying Funds is permitted to engage in a wide range of investment policies and practices. As a result, shareholders of the Fund will be affected by an Underlying Fund’s investment practices in direct proportion to the amount of assets the Fund allocates to the Underlying Funds pursuing such practices.
The Sub-Adviser seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Sub-Adviser establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Sub-Adviser alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. Once the transition to the enhanced glide path is fully implemented, about 30 years after its stated retirement year, the Fund will maintain approximately a 30% allocation to stocks.
For LVIP T. Rowe Price Target Date Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the Funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
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All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
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Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, and liquidity risk. At times, participants in bond markets may develop concerns about the ability of certain issuers to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular bonds or in the overall bond markets and the related derivatives markets, which could hamper the ability to sell the bond investments or to find and purchase suitable investments.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment and Extension Risk. Mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time. This could reduce the securities’ yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of a portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.
Inflation-Focused Securities Risk. During periods of low or declining inflation, inflation-protected securities and other inflation-linked securities could underperform the market generally. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and could result in losses. Attempts at investing in companies that offer some protection from accelerating inflation could lessen relative returns and underperform the market generally. Even if inflation-protected investments may respond well to long-term inflation, they may not respond quickly to short-term increases in inflation. Further, an ongoing period of high inflation may place other strains on the economy that depress the prices of all stocks, even those of companies that typically benefit from high or rising inflation.
Bank Loan Risk. Bank loans are subject to additional risks beyond those normally associated with more traditional debt instruments. The ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price and they have significantly longer settlement periods than more traditional investments. Bank loans often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that an investor may not receive loan proceeds in a timely manner. Since floating interest rates on bank loans are typically based on a percentage above LIBOR (London Interbank Offered Rate), the expected discontinuation in 2023 for the majority of the LIBOR rates could adversely impact the performance of bank loans.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the
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imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser(s) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.19% of the Fund's average net assets).
LFI Portfolio Managers	Jay Shearon and Jason Forsythe are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

Sub-Adviser
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a
registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe
Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $1.27 trillion as of December 31, 2022. T. Rowe Price is a wholly-
owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

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T. Rowe Price Portfolio Managers	Wyatt A. Lee, Kimberly E. DeDominicis and Andrew Jacobs van Merlen are responsible for the day-to-day management of the Fund's assets.

Wyatt A. Lee, CFA, Co-Portfolio Manager, is a co-portfolio manager of the Retirement Date Funds for T.
Rowe Price. Mr. Lee joined T. Rowe Price in 1999. He earned a B.S. in mathematics and political science, cum laude, from Vanderbilt University and an M.B.A. in finance from the Olin School of Business at Wash-
ington University, where he was a Charles F. Knight Scholar. Mr. Lee also has earned the Chartered Finan-
cial Analyst designation.

Kimberly E. DeDominicis joined T. Rowe in 2003. Ms. DeDominicis is Vice President of T. Rowe Price
Group and T. Rowe Price Associates Inc. and is a Portfolio Manager for all target date strategies in the
Multi-Asset Division of T. Rowe Price. Ms. DeDominicis also leads the College Savings Plan investment efforts. Ms. DeDominicis earned a B.S. in mathematics with a concentration in statistics, magna cum laude, from Bucknell University, and also earned an M.B.A. in finance from New York University, Leonard
N. Stern School of Business.

Andrew Jacobs van Merlen, CFA, joined T. Rowe Price in 2000. Mr. van Merlen is a Portfolio Manager in
the Multi-Asset Division and a co-portfolio manager for the target date strategies. Mr. van Merlen earned a
B.S. in finance from the University of Maryland and an M.B.A. from the University of Cambridge. Mr. van
Merlen also has a Chartered Financial Analyst designation.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do
12

not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class
13

shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP T. Rowe Price 2020 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18[1]
Net asset value, beginning of period	$ 11.391	$ 10.897	$ 10.050	$ 10.458	$ 11.910
Income (loss) from investment operations:
Net investment income[2]	0.232	0.195	0.146	0.210	0.202
Net realized and unrealized gain (loss)	(1.987)	0.917	1.165	1.681	(0.826)
Total from investment operations	(1.755)	1.112	1.311	1.891	(0.624)
Less dividends and distributions from:
Net investment income	(0.275)	(0.339)	(0.246)	(0.293)	(0.218)
Net realized gain	(0.882)	(0.279)	(0.218)	(2.006)	(0.610)
Total dividends and distributions	(1.157)	(0.618)	(0.464)	(2.299)	(0.828)
Net asset value, end of period	$ 8.479	$ 11.391	$ 10.897	$ 10.050	$ 10.458
Total return[3]	(15.18%)	10.23%	13.27%	18.93%	(5.58%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,626	$100,543	$104,187	$99,074	$90,847
Ratio of expenses to average net assets[4]	0.24%	0.24%	0.24%	0.24%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.30%	0.31%	0.32%	0.36%
Ratio of net investment income to average net assets	2.36%	1.69%	1.46%	1.92%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.29%	1.63%	1.39%	1.84%	1.61%
Portfolio turnover	15%	8%	24%	16%	71%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

	LVIP T. Rowe Price 2020 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18[1]
Net asset value, beginning of period	$ 11.382	$ 10.889	$ 10.045	$ 10.456	$ 11.906
Income (loss) from investment operations:
Net investment income[2]	0.208	0.166	0.121	0.182	0.172
Net realized and unrealized gain (loss)	(1.985)	0.916	1.162	1.680	(0.824)
Total from investment operations	(1.777)	1.082	1.283	1.862	(0.652)
Less dividends and distributions from:
Net investment income	(0.251)	(0.310)	(0.221)	(0.267)	(0.188)
Net realized gain	(0.882)	(0.279)	(0.218)	(2.006)	(0.610)
Total dividends and distributions	(1.133)	(0.589)	(0.439)	(2.273)	(0.798)
Net asset value, end of period	$ 8.472	$ 11.382	$ 10.889	$ 10.045	$ 10.456
Total return[3]	(15.39%)	9.95%	12.99%	18.64%	(5.82%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,015	$20,170	$21,256	$20,393	$20,132
Ratio of expenses to average net assets[4]	0.49%	0.49%	0.49%	0.49%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.55%	0.56%	0.57%	0.61%
Ratio of net investment income to average net assets	2.11%	1.44%	1.21%	1.67%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.04%	1.38%	1.14%	1.59%	1.36%
Portfolio turnover	15%	8%	24%	16%	71%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price 2030 Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP T. Rowe Price 2030 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price 2030 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price 2030 Fund (the “Fund”) is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.19%	0.19%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses (AFFE)	0.43%	0.43%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.71%	0.96%
Less Expense Reimbursement[2]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.68%	0.93%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.25% of the Fund’s average daily net assets for the Standard Class (and 0.50% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$69	$224	$392	$880
Service Class	$95	$303	$528	$1,175
LVIP T. Rowe Price 2030 Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2030) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will invest in underlying funds (“Underlying Funds”), including exchange-traded funds, which, in turn, invest in a broad mix of U.S. and foreign equity securities (stocks) and fixed income securities (bonds). The Underlying Funds are advised by either the Sub-Adviser or the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart (the left axis indicates the overall neutral allocation to stocks with the remainder of the allocation to bonds). The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

The glide path provides for a neutral allocation to stocks at the target date of 55%. The Fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain unchanged. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by the Sub-Adviser to overweight or underweight a particular asset class or sector
2LVIP T. Rowe Price 2030 Fund

based on its market outlook. The target allocations assigned to the broad asset classes (stocks and bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percent (5%). Neutral allocations are adjusted on at least a quarterly basis. Tactical allocations are evaluated continually and adjusted monthly. The target allocations and actual allocations may differ due to significant market movements or cash flows.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
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Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Prepayment and Extension Risk. Mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time. This could reduce the securities’ yield and market value.
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Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, liquidity risk and volatility.
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Inflation-Focused Securities Risk. During periods of low or declining inflation, inflation-protected securities and other inflation-linked securities could underperform the market generally. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and could result in losses.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The
LVIP T. Rowe Price 2030 Fund3

value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	16.52%
Lowest Quarterly Return	Q1 2020	(16.71%)
The Fund’s performance between May 2, 2011 and December 31, 2017 reflects the impact of the risk management strategy, which was discontinued as of February 1, 2018.
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP T. Rowe Price 2030 Fund – Standard Class	-16.87%	4.20%	5.25%
LVIP T. Rowe Price 2030 Fund – Service Class	-17.07%	3.94%	4.98%
S&P Target Date 2030 Index (reflects no deductions for fees, expenses or taxes)	-13.96%	4.17%	6.84%
4LVIP T. Rowe Price 2030 Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since February 2018
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Wyatt A. Lee, CFA	Co-Portfolio Manager	Since February 2018
Kimberly E. DeDominicis	Co-Portfolio Manager	Since October 2019
Andrew Jacobs van Merlen, CFA	Co-Portfolio Manager	Since January 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP T. Rowe Price 2030 Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2030) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The investment objective of the Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income. This objective is non-fundamental and may be changed without shareholder approval.
T. Rowe Price Associates, Inc. (“Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests in underlying funds (“Underlying Funds”), including exchange-traded funds, which, in turn, invest in a broad mix of U.S. and foreign equity securities (stocks) and fixed income securities (bonds). The Underlying Funds are advised either by the Sub-Adviser or the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart (the left axis indicates the overall neutral allocation to stocks and with the remainder of the allocation to bonds). The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

The glide path provides for a neutral allocation to stocks at the target date of 55%. The Fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain unchanged. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by the Sub-Adviser to overweight or underweight a particular asset class or sector
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based on its market outlook. The target allocations assigned to the broad asset classes (stocks and bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percent (5%). Neutral allocations are adjusted on at least a quarterly basis. Tactical allocations are evaluated continually and adjusted monthly. The target allocations and actual allocations may differ due to significant market movements or cash flows.
Overall investments in stock Underlying Funds are allocated across a variety of sectors. When adjusting exposure among the stock Underlying Funds, the Sub-Adviser considers relative values and prospects among growth- and value-oriented stocks, U.S. and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. Overall investments in bond funds are generally allocated to a “core” fixed income component and a “diversifying” fixed income component. The core component is designed to establish a lower volatility baseline profile for the overall fixed income allocation and generally consists of U.S. investment-grade bonds, investment-grade non-U.S. dollar-denominated bonds that are hedged to the U.S. dollar, and global bonds that should offer low correlation with equity markets and provide consistent positive returns regardless of market cycle. The diversifying component is designed to respond to a variety of market conditions and improve risk adjusted returns for the portfolio. The allocations within the component dynamically evolve as overall equity exposure becomes lower and generally consist of bank loans, high yield bonds, emerging markets bonds, unhedged non-U.S. dollar-denominated bonds, long-duration U.S. Treasuries, and shorter-duration inflation protected securities. Although there is no specific neutral allocation to money market securities, the Fund may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for any tactical allocations to money market securities. The Fund typically buys and sells shares of its Underlying Funds, as appropriate, in order to realign the overall portfolio and remain invested in accordance with its target allocations.
Because the Fund gains its exposure to various asset classes and investment styles through investments in its Underlying Funds, the Fund’s investment performance is directly tied to the investment performance of these Underlying Funds. Underlying Funds may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities. In pursuing their investment objectives and programs, each of the Underlying Funds is permitted to engage in a wide range of investment policies and practices. As a result, shareholders of the Fund will be affected by an Underlying Fund’s investment practices in direct proportion to the amount of assets the Fund allocates to the Underlying Funds pursuing such practices.
The Sub-Adviser seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Sub-Adviser establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Sub-Adviser alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. Once the transition to the enhanced glide path is fully implemented, about 30 years after its stated retirement year, the Fund will maintain approximately a 30% allocation to stocks.
For LVIP T. Rowe Price Target Date Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the Funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
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All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment and Extension Risk. Mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time. This could reduce the securities’ yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of a portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.
Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, and liquidity risk. At times, participants in bond markets may develop concerns about the ability of certain issuers to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular bonds or in the overall bond markets and the related derivatives markets, which could hamper the ability to sell the bond investments or to find and purchase suitable investments.
Inflation-Focused Securities Risk. During periods of low or declining inflation, inflation-protected securities and other inflation-linked securities could underperform the market generally. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and could result in losses. Attempts at investing in companies that offer some protection from accelerating inflation could lessen relative returns and underperform the market generally. Even if inflation-protected investments may respond well to long-term inflation, they may not respond quickly to short-term increases in inflation. Further, an ongoing period of high inflation may place other strains on the economy that depress the prices of all stocks, even those of companies that typically benefit from high or rising inflation.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of
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a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser(s) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.19% of the Fund's average net assets).
LFI Portfolio Managers	Jay Shearon and Jason Forsythe are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

Sub-Adviser
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a
registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe
Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $1.27 trillion as of December 31, 2022. T. Rowe Price is a wholly-
owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price Portfolio Managers	Wyatt A. Lee, Kimberly E. DeDominicis and Andrew Jacobs van Merlen are responsible for the day-to-day management of the Fund's assets.

Wyatt A. Lee, CFA, Co-Portfolio Manager, is a co-portfolio manager of the Retirement Date Funds for T.
Rowe Price. Mr. Lee joined T. Rowe Price in 1999. He earned a B.S. in mathematics and political science, cum laude, from Vanderbilt University and an M.B.A. in finance from the Olin School of Business at Wash-
ington University, where he was a Charles F. Knight Scholar. Mr. Lee also has earned the Chartered Finan-
cial Analyst designation.

Kimberly E. DeDominicis joined T. Rowe in 2003. Ms. DeDominicis is Vice President of T. Rowe Price
Group and T. Rowe Price Associates Inc. and is a Portfolio Manager for all target date strategies in the
Multi-Asset Division of T. Rowe Price. Ms. DeDominicis also leads the College Savings Plan investment efforts. Ms. DeDominicis earned a B.S. in mathematics with a concentration in statistics, magna cum laude, from Bucknell University, and also earned an M.B.A. in finance from New York University, Leonard
N. Stern School of Business.

Andrew Jacobs van Merlen, CFA, joined T. Rowe Price in 2000. Mr. van Merlen is a Portfolio Manager in
the Multi-Asset Division and a co-portfolio manager for the target date strategies. Mr. van Merlen earned a
B.S. in finance from the University of Maryland and an M.B.A. from the University of Cambridge. Mr. van
Merlen also has a Chartered Financial Analyst designation.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
11

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
12

discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
13

intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP T. Rowe Price 2030 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18[1]
Net asset value, beginning of period	$ 13.145	$ 11.978	$ 10.788	$ 10.447	$ 11.841
Income (loss) from investment operations:
Net investment income[2]	0.204	0.170	0.145	0.200	0.189
Net realized and unrealized gain (loss)	(2.447)	1.457	1.477	2.026	(1.062)
Total from investment operations	(2.243)	1.627	1.622	2.226	(0.873)
Less dividends and distributions from:
Net investment income	(0.240)	(0.299)	(0.241)	(0.263)	(0.204)
Net realized gain	(0.662)	(0.161)	(0.191)	(1.622)	(0.317)
Total dividends and distributions	(0.902)	(0.460)	(0.432)	(1.885)	(0.521)
Net asset value, end of period	$ 10.000	$ 13.145	$ 11.978	$ 10.788	$ 10.447
Total return[3]	(16.87%)	13.60%	15.25%	22.15%	(7.59%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$126,830	$158,690	$145,103	$133,104	$112,819
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.28%	0.27%	0.29%	0.30%	0.35%
Ratio of net investment income to average net assets	1.82%	1.32%	1.36%	1.78%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	1.30%	1.32%	1.73%	1.53%
Portfolio turnover	14%	13%	22%	12%	67%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

	LVIP T. Rowe Price 2030 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18[1]
Net asset value, beginning of period	$ 13.133	$ 11.969	$ 10.783	$ 10.447	$ 11.838
Income (loss) from investment operations:
Net investment income[2]	0.176	0.138	0.119	0.172	0.160
Net realized and unrealized gain (loss)	(2.443)	1.454	1.472	2.023	(1.059)
Total from investment operations	(2.267)	1.592	1.591	2.195	(0.899)
Less dividends and distributions from:
Net investment income	(0.212)	(0.267)	(0.214)	(0.237)	(0.175)
Net realized gain	(0.662)	(0.161)	(0.191)	(1.622)	(0.317)
Total dividends and distributions	(0.874)	(0.428)	(0.405)	(1.859)	(0.492)
Net asset value, end of period	$ 9.992	$ 13.133	$ 11.969	$ 10.783	$ 10.447
Total return[3]	(17.07%)	13.31%	14.97%	21.84%	(7.82%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,981	$37,437	$34,060	$30,392	$26,121
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.53%	0.52%	0.54%	0.55%	0.60%
Ratio of net investment income to average net assets	1.57%	1.07%	1.11%	1.53%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.54%	1.05%	1.07%	1.48%	1.28%
Portfolio turnover	14%	13%	22%	12%	67%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price 2040 Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP T. Rowe Price 2040 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price 2040 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price 2040 Fund (the “Fund”) is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.19%	0.19%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses (AFFE)	0.44%	0.44%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.74%	0.99%
Less Expense Reimbursement[2]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.70%	0.95%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.26% of the Fund’s average daily net assets for the Standard Class (and 0.51% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$72	$233	$408	$915
Service Class	$97	$311	$543	$1,209
LVIP T. Rowe Price 2040 Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2040) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will invest in underlying funds (“Underlying Funds”), including exchange-traded funds, which, in turn, invest in a broad mix of U.S. and foreign equity securities (stocks) and fixed income securities (bonds). The Underlying Funds are advised by either the Sub-Adviser or the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart (the left axis indicates the overall neutral allocation to stocks with the remainder of the allocation to bonds). The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

The glide path provides for a neutral allocation to stocks at the target date of 55%. The Fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain unchanged. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by the Sub-Adviser to overweight or underweight a particular asset class or sector
2LVIP T. Rowe Price 2040 Fund

based on its market outlook. The target allocations assigned to the broad asset classes (stocks and bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percent (5%). Neutral allocations are adjusted on at least a quarterly basis. Tactical allocations are evaluated continually and adjusted monthly. The target allocations and actual allocations may differ due to significant market movements or cash flows.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
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Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Prepayment and Extension Risk. Mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time. This could reduce the securities’ yield and market value.
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Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, liquidity risk and volatility.
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Inflation-Focused Securities Risk. During periods of low or declining inflation, inflation-protected securities and other inflation-linked securities could underperform the market generally. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and could result in losses.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The
LVIP T. Rowe Price 2040 Fund3

value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	18.48%
Lowest Quarterly Return	Q1 2020	(19.17%)
The Fund’s performance between May 2, 2011 and December 31, 2017 reflects the impact of the risk management strategy, which was discontinued as of February 1, 2018.
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP T. Rowe Price 2040 Fund – Standard Class	-17.74%	4.96%	5.87%
LVIP T. Rowe Price 2040 Fund – Service Class	-17.95%	4.70%	5.61%
S&P Target Date 2040 Index (reflects no deductions for fees, expenses or taxes)	-15.56%	4.97%	7.84%
4LVIP T. Rowe Price 2040 Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since February 2018
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Wyatt A. Lee, CFA	Co-Portfolio Manager	Since February 2018
Kimberly E. DeDominicis	Co-Portfolio Manager	Since October 2019
Andrew Jacobs van Merlen, CFA	Co-Portfolio Manager	Since January 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP T. Rowe Price 2040 Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2040) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The investment objective of the Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income. This objective is non-fundamental and may be changed without shareholder approval.
T. Rowe Price Associates, Inc. (“Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests in underlying funds (“Underlying Funds”), including exchange-traded funds, which, in turn, invest in a broad mix of U.S. and foreign equity securities (stocks) and fixed income securities (bonds). The Underlying Funds are advised either by the Sub-Adviser or the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart (the left axis indicates the overall neutral allocation to stocks and with the remainder of the allocation to bonds). The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

The glide path provides for a neutral allocation to stocks at the target date of 55%. The Fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain unchanged. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by the Sub-Adviser to overweight or underweight a particular asset class or sector
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based on its market outlook. The target allocations assigned to the broad asset classes (stocks and bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percent (5%). Neutral allocations are adjusted on at least a quarterly basis. Tactical allocations are evaluated continually and adjusted monthly. The target allocations and actual allocations may differ due to significant market movements or cash flows.
Overall investments in stock Underlying Funds are allocated across a variety of sectors. When adjusting exposure among the stock Underlying Funds, the Sub-Adviser considers relative values and prospects among growth- and value-oriented stocks, U.S. and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. Overall investments in bond funds are generally allocated to a “core” fixed income component and a “diversifying” fixed income component. The core component is designed to establish a lower volatility baseline profile for the overall fixed income allocation and generally consists of U.S. investment-grade bonds, investment-grade non-U.S. dollar-denominated bonds that are hedged to the U.S. dollar, and global bonds that should offer low correlation with equity markets and provide consistent positive returns regardless of market cycle. The diversifying component is designed to respond to a variety of market conditions and improve risk adjusted returns for the portfolio. The allocations within the component dynamically evolve as overall equity exposure becomes lower and generally consist of bank loans, high yield bonds, emerging markets bonds, unhedged non-U.S. dollar-denominated bonds, long-duration U.S. Treasuries, and shorter-duration inflation protected securities. Although there is no specific neutral allocation to money market securities, the Fund may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for any tactical allocations to money market securities. The Fund typically buys and sells shares of its Underlying Funds, as appropriate, in order to realign the overall portfolio and remain invested in accordance with its target allocations.
Because the Fund gains its exposure to various asset classes and investment styles through investments in its Underlying Funds, the Fund’s investment performance is directly tied to the investment performance of these Underlying Funds. Underlying Funds may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities. In pursuing their investment objectives and programs, each of the Underlying Funds is permitted to engage in a wide range of investment policies and practices. As a result, shareholders of the Fund will be affected by an Underlying Fund’s investment practices in direct proportion to the amount of assets the Fund allocates to the Underlying Funds pursuing such practices.
The Sub-Adviser seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Sub-Adviser establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Sub-Adviser alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. Once the transition to the enhanced glide path is fully implemented, about 30 years after its stated retirement year, the Fund will maintain approximately a 30% allocation to stocks.
For LVIP T. Rowe Price Target Date Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the Funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
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All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment and Extension Risk. Mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time. This could reduce the securities’ yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of a portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.
Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, and liquidity risk. At times, participants in bond markets may develop concerns about the ability of certain issuers to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular bonds or in the overall bond markets and the related derivatives markets, which could hamper the ability to sell the bond investments or to find and purchase suitable investments.
Inflation-Focused Securities Risk. During periods of low or declining inflation, inflation-protected securities and other inflation-linked securities could underperform the market generally. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and could result in losses. Attempts at investing in companies that offer some protection from accelerating inflation could lessen relative returns and underperform the market generally. Even if inflation-protected investments may respond well to long-term inflation, they may not respond quickly to short-term increases in inflation. Further, an ongoing period of high inflation may place other strains on the economy that depress the prices of all stocks, even those of companies that typically benefit from high or rising inflation.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of
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a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser(s) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.19% of the Fund's average net assets).
LFI Portfolio Managers	Jay Shearon and Jason Forsythe are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

Sub-Adviser
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a
registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe
Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $1.27 trillion as of December 31, 2022. T. Rowe Price is a wholly-
owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price Portfolio Managers	Wyatt A. Lee, Kimberly E. DeDominicis and Andrew Jacobs van Merlen are responsible for the day-to-day management of the Fund's assets.

Wyatt A. Lee, CFA, Co-Portfolio Manager, is a co-portfolio manager of the Retirement Date Funds for T.
Rowe Price. Mr. Lee joined T. Rowe Price in 1999. He earned a B.S. in mathematics and political science, cum laude, from Vanderbilt University and an M.B.A. in finance from the Olin School of Business at Wash-
ington University, where he was a Charles F. Knight Scholar. Mr. Lee also has earned the Chartered Finan-
cial Analyst designation.

Kimberly E. DeDominicis joined T. Rowe in 2003. Ms. DeDominicis is Vice President of T. Rowe Price
Group and T. Rowe Price Associates Inc. and is a Portfolio Manager for all target date strategies in the
Multi-Asset Division of T. Rowe Price. Ms. DeDominicis also leads the College Savings Plan investment efforts. Ms. DeDominicis earned a B.S. in mathematics with a concentration in statistics, magna cum laude, from Bucknell University, and also earned an M.B.A. in finance from New York University, Leonard
N. Stern School of Business.

Andrew Jacobs van Merlen, CFA, joined T. Rowe Price in 2000. Mr. van Merlen is a Portfolio Manager in
the Multi-Asset Division and a co-portfolio manager for the target date strategies. Mr. van Merlen earned a
B.S. in finance from the University of Maryland and an M.B.A. from the University of Cambridge. Mr. van
Merlen also has a Chartered Financial Analyst designation.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
11

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
12

discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
13

intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP T. Rowe Price 2040 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18[1]
Net asset value, beginning of period	$ 13.056	$ 11.595	$ 10.290	$ 9.851	$ 11.399
Income (loss) from investment operations:
Net investment income[2]	0.171	0.139	0.124	0.176	0.167
Net realized and unrealized gain (loss)	(2.510)	1.822	1.562	2.131	(1.122)
Total from investment operations	(2.339)	1.961	1.686	2.307	(0.955)
Less dividends and distributions from:
Net investment income	(0.194)	(0.337)	(0.217)	(0.227)	(0.179)
Net realized gain	(0.456)	(0.163)	(0.164)	(1.641)	(0.414)
Total dividends and distributions	(0.650)	(0.500)	(0.381)	(1.868)	(0.593)
Net asset value, end of period	$ 10.067	$ 13.056	$ 11.595	$ 10.290	$ 9.851
Total return[3]	(17.74%)	16.93%	16.62%	24.44%	(8.72%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90,927	$113,550	$102,012	$92,296	$76,482
Ratio of expenses to average net assets[4]	0.26%	0.26%	0.26%	0.26%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.28%	0.31%	0.32%	0.37%
Ratio of net investment income to average net assets	1.54%	1.09%	1.22%	1.65%	1.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.50%	1.07%	1.17%	1.59%	1.39%
Portfolio turnover	10%	13%	14%	10%	65%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

	LVIP T. Rowe Price 2040 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18[1]
Net asset value, beginning of period	$ 13.004	$ 11.552	$ 10.256	$ 9.828	$ 11.372
Income (loss) from investment operations:
Net investment income[2]	0.142	0.107	0.098	0.149	0.139
Net realized and unrealized gain (loss)	(2.499)	1.813	1.553	2.123	(1.117)
Total from investment operations	(2.357)	1.920	1.651	2.272	(0.978)
Less dividends and distributions from:
Net investment income	(0.167)	(0.305)	(0.191)	(0.203)	(0.152)
Net realized gain	(0.456)	(0.163)	(0.164)	(1.641)	(0.414)
Total dividends and distributions	(0.623)	(0.468)	(0.355)	(1.844)	(0.566)
Net asset value, end of period	$ 10.024	$ 13.004	$ 11.552	$ 10.256	$ 9.828
Total return[3]	(17.95%)	16.64%	16.34%	24.13%	(8.95%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,417	$42,766	$37,387	$31,866	$25,678
Ratio of expenses to average net assets[4]	0.51%	0.51%	0.51%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.53%	0.56%	0.57%	0.62%
Ratio of net investment income to average net assets	1.29%	0.84%	0.97%	1.40%	1.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.25%	0.82%	0.92%	1.34%	1.14%
Portfolio turnover	10%	13%	14%	10%	65%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price 2050 Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP T. Rowe Price 2050 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price 2050 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price 2050 Fund (the “Fund”) is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.19%	0.19%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.16%	0.16%
Acquired Fund Fees and Expenses (AFFE)	0.44%	0.44%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.79%	1.04%
Less Expense Reimbursement[2]	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.71%	0.96%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.27% of the Fund’s average daily net assets for the Standard Class (and 0.52% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$73	$244	$431	$970
Service Class	$98	$323	$566	$1,264
LVIP T. Rowe Price 2050 Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2050) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will invest in underlying funds (“Underlying Funds”), including exchange-traded funds, which, in turn, invest in a broad mix of U.S. and foreign equity securities (stocks) and fixed income securities (bonds). The Underlying Funds are advised by either the Sub-Adviser or the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart (the left axis indicates the overall neutral allocation to stocks with the remainder of the allocation to bonds). The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

The glide path provides for a neutral allocation to stocks at the target date of 55%. The Fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain unchanged. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by the Sub-Adviser to overweight or underweight a particular asset class or sector
2LVIP T. Rowe Price 2050 Fund

based on its market outlook. The target allocations assigned to the broad asset classes (stocks and bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percent (5%). Neutral allocations are adjusted on at least a quarterly basis. Tactical allocations are evaluated continually and adjusted monthly. The target allocations and actual allocations may differ due to significant market movements or cash flows.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
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Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, liquidity risk and volatility.
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Inflation-Focused Securities Risk. During periods of low or declining inflation, inflation-protected securities and other inflation-linked securities could underperform the market generally. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and could result in losses.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The
LVIP T. Rowe Price 2050 Fund3

value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	19.19%
Lowest Quarterly Return	Q1 2020	(20.14%)
The Fund’s performance between May 2, 2011 and December 31, 2017 reflects the impact of the risk management strategy, which was discontinued as of February 1, 2018.
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP T. Rowe Price 2050 Fund – Standard Class	-17.95%	5.33%	6.46%
LVIP T. Rowe Price 2050 Fund – Service Class	-18.15%	5.06%	6.19%
S&P Target Date 2050 Index (reflects no deductions for fees, expenses or taxes)	-15.97%	5.26%	8.33%
4LVIP T. Rowe Price 2050 Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since February 2018
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Wyatt A. Lee, CFA	Co-Portfolio Manager	Since February 2018
Kimberly E. DeDominicis	Co-Portfolio Manager	Since October 2019
Andrew Jacobs van Merlen, CFA	Co-Portfolio Manager	Since January 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP T. Rowe Price 2050 Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2050) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The investment objective of the Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income. This objective is non-fundamental and may be changed without shareholder approval.
T. Rowe Price Associates, Inc. (“Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests in underlying funds (“Underlying Funds”), including exchange-traded funds, which, in turn, invest in a broad mix of U.S. and foreign equity securities (stocks) and fixed income securities (bonds). The Underlying Funds are advised either by the Sub-Adviser or the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart (the left axis indicates the overall neutral allocation to stocks and with the remainder of the allocation to bonds). The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

The glide path provides for a neutral allocation to stocks at the target date of 55%. The Fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain unchanged. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by the Sub-Adviser to overweight or underweight a particular asset class or sector
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based on its market outlook. The target allocations assigned to the broad asset classes (stocks and bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percent (5%). Neutral allocations are adjusted on at least a quarterly basis. Tactical allocations are evaluated continually and adjusted monthly. The target allocations and actual allocations may differ due to significant market movements or cash flows.
Overall investments in stock Underlying Funds are allocated across a variety of sectors. When adjusting exposure among the stock Underlying Funds, the Sub-Adviser considers relative values and prospects among growth- and value-oriented stocks, U.S. and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. Overall investments in bond funds are generally allocated to a “core” fixed income component and a “diversifying” fixed income component. The core component is designed to establish a lower volatility baseline profile for the overall fixed income allocation and generally consists of U.S. investment-grade bonds, investment-grade non-U.S. dollar-denominated bonds that are hedged to the U.S. dollar, and global bonds that should offer low correlation with equity markets and provide consistent positive returns regardless of market cycle. The diversifying component is designed to respond to a variety of market conditions and improve risk adjusted returns for the portfolio. The allocations within the component dynamically evolve as overall equity exposure becomes lower and generally consist of bank loans, high yield bonds, emerging markets bonds, unhedged non-U.S. dollar-denominated bonds, long-duration U.S. Treasuries, and shorter-duration inflation protected securities. Although there is no specific neutral allocation to money market securities, the Fund may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for any tactical allocations to money market securities. The Fund typically buys and sells shares of its Underlying Funds, as appropriate, in order to realign the overall portfolio and remain invested in accordance with its target allocations.
Because the Fund gains its exposure to various asset classes and investment styles through investments in its Underlying Funds, the Fund’s investment performance is directly tied to the investment performance of these Underlying Funds. Underlying Funds may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities. In pursuing their investment objectives and programs, each of the Underlying Funds is permitted to engage in a wide range of investment policies and practices. As a result, shareholders of the Fund will be affected by an Underlying Fund’s investment practices in direct proportion to the amount of assets the Fund allocates to the Underlying Funds pursuing such practices.
The Sub-Adviser seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Sub-Adviser establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Sub-Adviser alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. Once the transition to the enhanced glide path is fully implemented, about 30 years after its stated retirement year, the Fund will maintain approximately a 30% allocation to stocks.
For LVIP T. Rowe Price Target Date Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the Funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
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All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment and Extension Risk. Mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time. This could reduce the securities’ yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of a portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.
Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, and liquidity risk. At times, participants in bond markets may develop concerns about the ability of certain issuers to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular bonds or in the overall bond markets and the related derivatives markets, which could hamper the ability to sell the bond investments or to find and purchase suitable investments.
Inflation-Focused Securities Risk. During periods of low or declining inflation, inflation-protected securities and other inflation-linked securities could underperform the market generally. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and could result in losses. Attempts at investing in companies that offer some protection from accelerating inflation could lessen relative returns and underperform the market generally. Even if inflation-protected investments may respond well to long-term inflation, they may not respond quickly to short-term increases in inflation. Further, an ongoing period of high inflation may place other strains on the economy that depress the prices of all stocks, even those of companies that typically benefit from high or rising inflation.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of
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a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser(s) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.19% of the Fund's average net assets).
LFI Portfolio Managers	Jay Shearon and Jason Forsythe are responsible for the day-to-day management of the Fund’s assets.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

Sub-Adviser
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a
registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe
Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $1.27 trillion as of December 31, 2022. T. Rowe Price is a wholly-
owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price Portfolio Managers	Wyatt A. Lee, Kimberly E. DeDominicis and Andrew Jacobs van Merlen are responsible for the day-to-day management of the Fund's assets.

Wyatt A. Lee, CFA, Co-Portfolio Manager, is a co-portfolio manager of the Retirement Date Funds for T.
Rowe Price. Mr. Lee joined T. Rowe Price in 1999. He earned a B.S. in mathematics and political science, cum laude, from Vanderbilt University and an M.B.A. in finance from the Olin School of Business at Wash-
ington University, where he was a Charles F. Knight Scholar. Mr. Lee also has earned the Chartered Finan-
cial Analyst designation.

Kimberly E. DeDominicis joined T. Rowe in 2003. Ms. DeDominicis is Vice President of T. Rowe Price
Group and T. Rowe Price Associates Inc. and is a Portfolio Manager for all target date strategies in the
Multi-Asset Division of T. Rowe Price. Ms. DeDominicis also leads the College Savings Plan investment efforts. Ms. DeDominicis earned a B.S. in mathematics with a concentration in statistics, magna cum laude, from Bucknell University, and also earned an M.B.A. in finance from New York University, Leonard
N. Stern School of Business.

Andrew Jacobs van Merlen, CFA, joined T. Rowe Price in 2000. Mr. van Merlen is a Portfolio Manager in
the Multi-Asset Division and a co-portfolio manager for the target date strategies. Mr. van Merlen earned a
B.S. in finance from the University of Maryland and an M.B.A. from the University of Cambridge. Mr. van
Merlen also has a Chartered Financial Analyst designation.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
11

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
12

discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
13

intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP T. Rowe Price 2050 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18[1]
Net asset value, beginning of period	$ 13.894	$ 12.238	$ 10.838	$ 9.705	$ 10.912
Income (loss) from investment operations:
Net investment income[2]	0.179	0.140	0.129	0.179	0.168
Net realized and unrealized gain (loss)	(2.697)	2.061	1.674	2.196	(1.093)
Total from investment operations	(2.518)	2.201	1.803	2.375	(0.925)
Less dividends and distributions from:
Net investment income	(0.201)	(0.361)	(0.223)	(0.218)	(0.186)
Net realized gain	(0.442)	(0.184)	(0.180)	(1.024)	(0.096)
Total dividends and distributions	(0.643)	(0.545)	(0.403)	(1.242)	(0.282)
Net asset value, end of period	$ 10.733	$ 13.894	$ 12.238	$ 10.838	$ 9.705
Total return[3]	(17.95%)	18.01%	16.89%	25.15%	(8.47%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,789	$57,815	$49,732	$42,023	$31,731
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.35%	0.33%	0.38%	0.40%	0.46%
Ratio of net investment income to average net assets	1.52%	1.03%	1.21%	1.66%	1.54%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.44%	0.97%	1.10%	1.53%	1.35%
Portfolio turnover	11%	12%	19%	6%	62%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

	LVIP T. Rowe Price 2050 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18[1]
Net asset value, beginning of period	$ 13.827	$ 12.184	$ 10.796	$ 9.681	$ 10.884
Income (loss) from investment operations:
Net investment income[2]	0.149	0.105	0.102	0.152	0.140
Net realized and unrealized gain (loss)	(2.682)	2.049	1.663	2.181	(1.086)
Total from investment operations	(2.533)	2.154	1.765	2.333	(0.946)
Less dividends and distributions from:
Net investment income	(0.173)	(0.327)	(0.197)	(0.194)	(0.161)
Net realized gain	(0.442)	(0.184)	(0.180)	(1.024)	(0.096)
Total dividends and distributions	(0.615)	(0.511)	(0.377)	(1.218)	(0.257)
Net asset value, end of period	$ 10.679	$ 13.827	$ 12.184	$ 10.796	$ 9.681
Total return[3]	(18.15%)	17.70%	16.61%	24.77%	(8.70%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,822	$23,862	$20,276	$16,671	$11,952
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.60%	0.58%	0.63%	0.65%	0.71%
Ratio of net investment income to average net assets	1.27%	0.78%	0.96%	1.41%	1.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.19%	0.72%	0.85%	1.28%	1.10%
Portfolio turnover	11%	12%	19%	6%	62%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price 2060 Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP T. Rowe Price 2060 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price 2060 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price 2060 Fund (the “Fund”) is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.19%	0.19%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	1.16%	1.16%
Acquired Fund Fees and Expenses (AFFE)	0.44%	0.44%
Total Annual Fund Operating Expenses (including AFFE)[1]	1.79%	2.04%
Less Expense Reimbursement[2]	(1.08%)	(1.08%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.71%	0.96%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.27% of the Fund’s average daily net assets for the Standard Class (and 0.52% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$73	$458	$869	$2,016
Service Class	$98	$535	$998	$2,282
LVIP T. Rowe Price 2060 Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2060) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use underlying funds (“Underlying Funds”), including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart (the left axis indicates the overall neutral allocation to stocks with the remainder of the allocation to bonds). The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

The glide path provides for a neutral allocation to stocks at the target date of 55%. The Fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain unchanged. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by the Sub-Advisor to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (stocks and bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percent (5%). The target allocations and actual allocations may differ due to significant market movements or cash flows.
2LVIP T. Rowe Price 2060 Fund

Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
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Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, liquidity risk and volatility.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Inflation-Focused Securities Risk. During periods of low or declining inflation, inflation-protected securities and other inflation-linked securities could underperform the market generally. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and could result in losses.
LVIP T. Rowe Price 2060 Fund3

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Prepayment and Extension Risk. Mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time. This could reduce the securities’ yield and market value.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	9.53%
Lowest Quarterly Return	Q2 2022	(14.80%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
LVIP T. Rowe Price 2060 Fund – Standard Class	-17.87%	10.54%	5/1/20
LVIP T. Rowe Price 2060 Fund – Service Class	-18.07%	10.26%	5/1/20
S&P Target Date 2060 Index (reflects no deductions for fees, expenses or taxes)	-16.01%	10.18%
Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2020
Jason Forsythe, CFA, CFP	Assistant Vice President and Senior Director	Since May 2022

4LVIP T. Rowe Price 2060 Fund

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Wyatt A. Lee, CFA	Co-Portfolio Manager	Since May 2020
Kimberly E. DeDominicis	Co-Portfolio Manager	Since May 2020
Andrew Jacobs van Merlen, CFA	Co-Portfolio Manager	Since May 2020
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP T. Rowe Price 2060 Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2060) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The investment objective of the Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income. This objective is non-fundamental and may be changed without shareholder approval.
T. Rowe Price Associates, Inc. (“Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use Underlying Funds, including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart (the left axis indicates the overall neutral allocation to stocks and with the remainder of the allocation to bonds). The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

The glide path provides for a neutral allocation to stocks at the target date of 55%. The Fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain unchanged. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by the Sub-Advisor to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (stocks and bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percent (5%). Neutral allocations are adjusted on at least a quarterly basis. Tactical allocations are evaluated continually and adjusted monthly. The target allocations and actual allocations may due to significant market movements or cash flows.
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Overall investments in stock Underlying Funds are allocated across a variety of sectors. When adjusting exposure among the stock Underlying Funds, the Sub-Adviser considers relative values and prospects among growth- and value-oriented stocks, U.S. and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. Overall investments in bond funds are generally allocated to a “core” fixed income component and a “diversifying” fixed income component. The core component is designed to establish a lower volatility baseline profile for the overall fixed income allocation and generally consists of U.S. investment-grade bonds, investment-grade non-U.S. dollar-denominated bonds that are hedged to the U.S. dollar, and global bonds that should offer low correlation with equity markets and provide consistent positive returns regardless of market cycle. The diversifying component is designed to respond to a variety of market conditions and improve risk adjusted returns for the portfolio. The allocations within the component dynamically evolve as overall equity exposure becomes lower and generally consist of bank loans, high yield bonds, emerging markets bonds, unhedged non-U.S. dollar-denominated bonds, long-duration U.S. Treasuries, and shorter-duration inflation protected securities. Although there is no specific neutral allocation to money market securities, the Fund may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for any tactical allocations to money market securities. The Fund typically buys and sells shares of its Underlying Funds, as appropriate, in order to realign the overall portfolio and remain invested in accordance with its target allocations.
Because the Fund gains its exposure to various asset classes and investment styles through investments in its Underlying Funds, the Fund’s investment performance is directly tied to the investment performance of these Underlying Funds. Underlying Funds may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities. In pursuing their investment objectives and programs, each of the Underlying Funds is permitted to engage in a wide range of investment policies and practices. As a result, shareholders of the Fund will be affected by an Underlying Fund’s investment practices in direct proportion to the amount of assets the Fund allocates to the Underlying Funds pursuing such practices.
The Sub-Adviser seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Sub-Adviser establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Sub-Adviser alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 30 years after its stated retirement year, the Fund will maintain approximately a 30% allocation to stocks.
For LVIP T. Rowe Price Target Date Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the Funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets and should be used as a guide only.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of
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a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, and liquidity risk. At times, participants in bond markets may develop concerns about the ability of certain issuers to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular bonds or in the overall bond markets and the related derivatives markets, which could hamper the ability to sell the bond investments or to find and purchase suitable investments.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Inflation-Focused Securities Risk. During periods of low or declining inflation, inflation-protected securities and other inflation-linked securities could underperform the market generally. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and could result in losses. Attempts at investing in companies that offer some protection from accelerating inflation could lessen relative returns and underperform the market generally. Even if inflation-protected investments may respond well to long-term inflation, they may not respond quickly to short-term increases in inflation. Further, an ongoing period of high inflation may place other strains on the economy that depress the prices of all stocks, even those of companies that typically benefit from high or rising inflation.
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Prepayment and Extension Risk. Mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time. This could reduce the securities’ yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of a portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser(s) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (advisory fee is 0.19% of the Fund's average daily net assets).
LFI Portfolio Managers	Jay Shearon and Jason Forsythe are responsible for the day-to-day management of the Fund’s assets.
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Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Jason C. Forsythe, CFA, CFP®, is a Portfolio Manager, Assistant Vice President and Senior Director, Man-
ager Selection and Portfolio Construction Management, within Funds Management for LFI. He is respon-
sible for strategic portfolio construction, allocation implementation, attribution analysis and risk manage-
ment in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client
Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered
Financial Analyst and a CFP® professional.

Sub-Adviser
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a
registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe
Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $1.27 trillion as of December 31, 2022. T. Rowe Price is a wholly-
owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Portfolio Managers	Wyatt A. Lee, Kimberly E. DeDominicis and Andrew Jacobs van Merlen are responsible for the day-to-day management of the Fund's assets.

Wyatt A. Lee, CFA, Co-Portfolio Manager, is a co-portfolio manager of the Retirement Date Funds for T.
Rowe Price. Mr. Lee joined T. Rowe Price in 1999. He earned a B.S. in mathematics and political science, cum laude, from Vanderbilt University and an M.B.A. in finance from the Olin School of Business at Wash-
ington University, where he was a Charles F. Knight Scholar. Mr. Lee also has earned the Chartered Finan-
cial Analyst designation.

Kimberly E. DeDominicis joined T. Rowe in 2003. Ms. DeDominicis is Vice President of T. Rowe Price
Group and T. Rowe Price Associates Inc. and is a Portfolio Manager for all target date strategies in the
Multi-Asset Division of T. Rowe Price. Ms. DeDominicis also leads the College Savings Plan investment efforts. Ms. DeDominicis earned a B.S. in mathematics with a concentration in statistics, magna cum laude, from Bucknell University, and also earned an M.B.A. in finance from New York University, Leonard
N. Stern School of Business.

Andrew Jacobs van Merlen, CFA, joined T. Rowe Price in 2000. Mr. van Merlen is a Portfolio Manager in
the Multi-Asset Division and a co-portfolio manager for the target date strategies. Mr. van Merlen earned a
B.S. in finance from the University of Maryland and an M.B.A. from the University of Cambridge. Mr. van
Merlen also has a Chartered Financial Analyst designation.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
11

In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
12

The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP T. Rowe Price 2060 Fund Standard Class
	Year Ended		5/1/20[1] to
	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$ 15.026	$ 13.123	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.261	0.267	0.190
Net realized and unrealized gain (loss)	(2.958)	2.186	3.215
Total from investment operations	(2.697)	2.453	3.405
Less dividends and distributions from:
Net investment income	(0.229)	(0.338)	(0.236)
Net realized gain	(0.470)	(0.212)	(0.046)
Total dividends and distributions	(0.699)	(0.550)	(0.282)
Net asset value, end of period	$ 11.630	$ 15.026	$ 13.123
Total return[3]	(17.87%)	18.69%	34.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,150	$5,127	$871
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.35%	2.81%	12.80%
Ratio of net investment income (loss) to average net assets	2.06%	1.80%	2.42%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.98%	(0.74%)	(10.11%)
Portfolio turnover	13%	25%	22%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP T. Rowe Price 2060 Fund Service Class
	Year Ended		5/1/20[1] to
	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$ 15.010	$ 13.116	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.230	0.227	0.169
Net realized and unrealized gain (loss)	(2.954)	2.186	3.213
Total from investment operations	(2.724)	2.413	3.382
Less dividends and distributions from:
Net investment income	(0.208)	(0.307)	(0.220)
Net realized gain	(0.470)	(0.212)	(0.046)
Total dividends and distributions	(0.678)	(0.519)	(0.266)
Net asset value, end of period	$ 11.608	$ 15.010	$ 13.116
Total return[3]	(18.07%)	18.39%	33.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$843	$473	$277
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.60%	3.06%	13.05%
Ratio of net investment income (loss) to average net assets	1.81%	1.55%	2.17%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.73%	(0.99%)	(10.36%)
Portfolio turnover	13%	25%	22%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price Growth Stock Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP T. Rowe Price Growth Stock Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price Growth Stock Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price Growth Stock Fund (the “Fund”) is to seek long-term growth of capital. Dividend and interest income from the Fund's securities, if any, is incidental to the Fund's investment objective of long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.63%	0.63%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.69%	0.94%
Less Fee Waiver[1]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.67%	0.92%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: When the total Fund assets are less than $1 billion: 0.00% of the Fund's average daily net assets. When the Funds assets exceed $1 billion: 0.025% of the first $1 billion of the Fund's average daily net assets and 0.0125% on of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$68	$219	$382	$857
Service Class	$94	$298	$518	$1,153
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
LVIP T. Rowe Price Growth Stock Fund1

Principal Investment Strategies
T. Rowe Price Associates, Inc. (the “Sub-Adviser) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in the common stocks of a diversified group of growth companies. While it may invest in companies of any market capitalization, the Fund generally seeks investments in stocks of large-capitalization companies with one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth. As growth investors, the Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall growth rate of the economy, the market will eventually reward it with a higher stock price.
While most Fund assets will typically be invested in U.S. common stocks, the Fund may invest in foreign stocks in keeping with its objective(s). The Fund’s investments may include holdings in privately held companies and companies that only recently began to trade publicly. The Fund may at times invest significantly in certain sectors, such as the information technology, consumer discretionary, and communication services sectors.
The Fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
•
Consumer Goods Sector Risk. The consumer goods sector may be strongly affected by social trends, marketing campaigns, rising unemployment and other factors affecting consumer demand. Success depends heavily on disposable household income and consumer spending, which may vary over time.
•
Telecommunications Sector Risk. The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market. The products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
2LVIP T. Rowe Price Growth Stock Fund

•
Private placement and IPO Risks. Investments in the stocks of privately held companies and in companies that only recently began to publicly trade, such as initial public offerings or IPOs, involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	27.89%
Lowest Quarterly Return	Q2 2022	(26.18%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP T. Rowe Price Growth Stock Fund – Standard Class	-40.72%	4.78%	11.10%
LVIP T. Rowe Price Growth Stock Fund – Service Class	-40.87%	4.52%	10.83%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	-29.14%	10.96%	14.10%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager

T. Rowe Price Portfolio Manager	Company Title	Experience with Fund
Joseph B. Fath	Chairman of Investment Advisory Committee	Since January 2014
LVIP T. Rowe Price Growth Stock Fund3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP T. Rowe Price Growth Stock Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital. Dividend and interest income from the Fund's securities, if any, is incidental to the Fund's investment objective of long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
T. Rowe Price Associates, Inc. (the “Sub-Adviser) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in the common stocks of a diversified group of growth companies. While it may invest in companies of any market capitalization, the Fund generally seeks investments in stocks of large-capitalization companies with one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth. Growth investors generally look for companies with above-average sales and earnings growth.The Fund mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.
The Fund generally looks for companies with one or more of the following:
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An above-average growth rate. Superior growth in earnings and cash flow.
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Operations in “fertile fields.” The ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy.
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Durability of earnings growth. A lucrative niche in the economy that enables the company to expand even during times of slow growth. Ideally, profit margins should be widening due to economic factors rather than one-time events such as lower taxes.
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Management. Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. The Sub-Adviser’s analysts will evaluate the depth and breadth of a company’s management experience.
The Fund may invest in companies through initial public offerings and non-public offerings, known as private placements, which are exempt from registration under the federal securities laws and are only sold to certain investors meeting predefined criteria. These offerings can be a key source of capital for businesses, especially small or start-up companies. The offering document for a private placement specifies the terms of the offering, including the amount of money to be raised and the type of investor that can be solicited to participate in the offering, but contains more limited information on the company when compared to a public offering.
While most Fund assets will typically be invested in U.S. common stocks, the Fund may invest in foreign stocks in keeping with its objective(s). The Fund’s investments may include holdings in privately held companies and companies that only recently began to trade publicly. The Fund may at times invest significantly in certain sectors, such as the information technology, consumer discretionary, and communication services sectors.
The Sub-Adviser integrates environmental, social, and governance (“ESG”) factors into its investment research process when applicable. While ESG matters vary widely, the Sub-Adviser generally considers ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay, and board composition. The Sub-Adviser focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio.
In pursuing its investment objective(s), the Fund has the discretion to deviate from its normal investment criteria. These situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
The Fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in the common stocks of a diversified group of growth companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Consumer Goods Sector Risk. The consumer goods sector may be strongly affected by social trends, marketing campaigns, rising unemployment and other factors affecting consumer demand. Success depends heavily on disposable household income and consumer spending, which may vary over time. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the consumer discretionary sector comprises of companies whose businesses are sensitive to economic cycles. Many consumer goods in the U.S. also may be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries. Finally, supply-chain bottlenecks and other logistical issues, such as fuel shortages, shipping container shortages, and port of entry backlogs, may cause the price of consumer goods in certain markets to substantially increase.
Telecommunications Sector Risk. The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market. The products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. The telecommunications industry is also heavily regulated. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the
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imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Private placement and IPO Risks. Investments in the stocks of privately held companies and in companies that only recently began to publicly trade, such as initial public offerings or IPOs, involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. There is significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria that are normally considered when evaluating the investment prospects of a company. Private placements and other restricted securities held by the fund are typically considered to be illiquid and tend to be difficult to value since there are no market prices and less overall financial information available. The adviser evaluates a variety of factors when assigning a value to these holdings, but the determination involves some degree of subjectivity and the value assigned for the fund may differ from the value assigned by other mutual funds holding the same security.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio manager are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.61% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a
registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe
Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $1.27 trillion as of December 31, 2022. T. Rowe Price is a wholly-
owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price Portfolio Manager	Joseph B. Fath, CPA, is responsible for the day-to-day management of the Fund's assets.

Joseph B. Fath, CPA, is a Portfolio Manager and is Vice President and Chairman of the Investment Advi-
sory Committee. Mr. Fath joined T. Rowe Price in 2002. He holds a B.S. in accounting, with honors, from the University of Illinois at Urbana-Champaign, and an M.B.A. from the Wharton School of Business of the
University of Pennsylvania. Mr. Fath is a Certified Public Accountant.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do
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not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class
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shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 72.325	$ 64.603	$ 49.150	$ 39.805	$ 43.584
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.123)	(0.245)	(0.114)	0.046	0.094
Net realized and unrealized gain (loss)	(28.898)	13.460	17.835	12.109	(0.084)
Total from investment operations	(29.021)	13.215	17.721	12.155	0.010
Less dividends and distributions from:
Net investment income	—	—	—	(0.034)	(0.082)
Net realized gain	(8.383)	(5.493)	(2.268)	(2.776)	(3.707)
Total dividends and distributions	(8.383)	(5.493)	(2.268)	(2.810)	(3.789)
Net asset value, end of period	$ 34.921	$ 72.325	$ 64.603	$ 49.150	$ 39.805
Total return[2]	(40.72%)	20.47%	36.47%	31.06%	(1.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,020,107	$1,354,421	$1,398,314	$1,175,892	$1,000,659
Ratio of expenses to average net assets	0.67%	0.66%	0.67%	0.67%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.69%	0.68%	0.69%	0.69%	0.70%
Ratio of net investment income (loss) to average net assets	(0.26%)	(0.34%)	(0.21%)	0.10%	0.21%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.28%)	(0.36%)	(0.23%)	0.08%	0.19%
Portfolio turnover	33%	21%	43%	31%	50%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

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	LVIP T. Rowe Price Growth Stock Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 69.858	$ 62.709	$ 47.880	$ 38.905	$ 42.736
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.237)	(0.411)	(0.242)	(0.069)	(0.020)
Net realized and unrealized gain (loss)	(27.878)	13.053	17.339	11.820	(0.065)
Total from investment operations	(28.115)	12.642	17.097	11.751	(0.085)
Less dividends and distributions from:
Net investment income	—	—	—	—	(0.039)
Net realized gain	(8.383)	(5.493)	(2.268)	(2.776)	(3.707)
Total dividends and distributions	(8.383)	(5.493)	(2.268)	(2.776)	(3.746)
Net asset value, end of period	$ 33.360	$ 69.858	$ 62.709	$ 47.880	$ 38.905
Total return[2]	(40.87%)	20.18%	36.13%	30.73%	(1.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$288,106	$492,319	$446,379	$386,048	$316,122
Ratio of expenses to average net assets	0.92%	0.91%	0.92%	0.92%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.94%	0.93%	0.94%	0.94%	0.95%
Ratio of net investment (loss) to average net assets	(0.51%)	(0.59%)	(0.46%)	(0.15%)	(0.04%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.53%)	(0.61%)	(0.48%)	(0.17%)	(0.06%)
Portfolio turnover	33%	21%	43%	31%	50%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”) is to maximize the value of your shares (capital appreciation).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.68%	0.68%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.75%	1.00%
Less Fee Waiver[1]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.73%	0.98%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets in excess of $750 million. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$75	$238	$415	$928
Service Class	$100	$316	$551	$1,223
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund1

Principal Investment Strategies
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in a diversified group of domestic stocks of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, in the range of companies included in the Russell Midcap® Growth Index or the S&P MidCap 400® Index. As of March 15, 2023, the market capitalization range of the Russell Midcap Growth Index was $423 million to $55.90 billion. The range of the S&P MidCap 400® Index was $1.34 billion to $16.81 billion, as of March 15, 2023. The Fund may also invest in large and small-cap companies. In addition, the Fund may invest in foreign stocks, including those in emerging markets, up to 10% of its total assets. The Fund may at times invest significantly in certain sectors, such as the information technology sector.
Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:
•
a demonstrated ability to consistently increase revenues, earnings, and cash flow;
•
capable management;
•
attractive business niches; and
•
a sustainable competitive advantage.
When selecting investments, valuation measures, such as a company’s price/earnings ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends — even above-average dividends — does not disqualify a stock from consideration. However, holdings are expected to have relatively low dividend yields.
The Sub-Adviser’s extensive experience in all aspects of mid-cap growth investing – research, trading, portfolio strategy – provides the foundation for the decisions and judgment needed to develop the Fund’s quantitative investment strategies. In essence, the portfolio managers leverage this fundamental expertise to build the relevant investment models, to assess how well the models capture important mid-cap growth stock attributes, and to adjust them as needed over time. Thus, both qualitative and quantitative expertise is harnessed in attempting to optimize longterm performance.
The Sub-Adviser integrates pecuniary environmental, social, and governance (ESG) factors into the Fund’s investment research process when applicable. While ESG matters vary widely, the Sub-Adviser generally considers ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay, and board composition. The Sub-Adviser focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
2LVIP T. Rowe Price Structured Mid-Cap Growth Fund

•
Quantitative Model Risk. The Fund’s reliance on quantitative models and the analysis of specific metrics to construct the Fund’s portfolio could cause the adviser to be unsuccessful in selecting companies for investment or determining the weighting of particular stocks in the portfolio.
•
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	30.51%
Lowest Quarterly Return	Q1 2020	(21.64%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP T. Rowe Price Structured Mid-Cap Growth Fund – Standard Class	-24.52%	8.55%	12.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund – Service Class	-24.71%	8.28%	11.72%
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-26.72%	7.64%	11.41%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers

T. Rowe Price Portfolio Manager	Company Title	Experience with Fund
Donald J. Peters	Portfolio Manager	Since January 2004
LVIP T. Rowe Price Structured Mid-Cap Growth Fund3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to maximize the value of your shares (capital appreciation). This objective is non-fundamental and may be changed without shareholder approval.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in a diversified group of domestic stocks of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, in the range of companies included in the Russell Midcap® Growth Index or the S&P MidCap 400® Index. The Fund may also invest in large and small-cap companies. In addition, the Fund may invest in foreign stocks, including those in emerging markets, up to 10% of its total assets. The Fund may at times invest significantly in certain sectors, such as the information technology sector.
The Russell Midcap® Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000® Index. The S&P MidCap 400® Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company’s market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As of March 15, 2023, the market capitalization range of the Russell Midcap® Growth Index was $423 million to $55.90 billion. The range of the S&P MidCap 400® Index was $1.34 billion to $16.81 billion, as of March 15, 2023.
The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund’s portfolio, the Russell Midcap® Growth Index and the S&P MidCap 400® Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company’s market capitalization grows or falls outside of the index ranges.
Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:
•
a demonstrated ability to consistently increase revenues, earnings, and cash flow;
•
capable management;
•
attractive business niches; and
•
a sustainable competitive advantage.
When selecting investments, valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends — even above-average dividends — does not disqualify a stock from consideration. However, holdings are expected to have relatively low dividend yields.
The Sub-Adviser’s extensive experience in all aspects of mid-cap growth investing – research, trading, portfolio strategy – provides the foundation for the decisions and judgment needed to develop the Fund’s quantitative investment strategies. In essence, the portfolio managers leverage this fundamental expertise to build the relevant investment models, to assess how well the models capture important mid-cap growth stock attributes, and to adjust them as needed over time. Thus, both qualitative and quantitative expertise is harnessed in attempting to optimize longterm performance.
The Sub-Adviser integrates pecuniary environmental, social, and governance (ESG) factors into the Fund’s investment research process when applicable. While ESG matters vary widely, the Sub-Adviser generally considers ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay, and board composition. The Sub-Adviser focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio.
The Sub-Adviser may also purchase securities when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development. These holdings may comprise more than 5% of the total Fund holdings.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in stocks of mid-sized companies only upon 60 days' notice to shareholders.
5

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Quantitative Model Risk. The Fund’s reliance on quantitative models and the analysis of specific metrics to construct the Fund’s portfolio could cause the adviser to be unsuccessful in selecting companies for investment or determining the weighting of particular stocks in the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, the data on which the models rely may be incorrect or incomplete, or the models may not be implemented as intended by the adviser. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. The relevance and weightings of specific ESG factors can vary across individual portfolio holdings, asset classes, sectors and strategies. No one factor or consideration is determinative. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG
6

factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance. Moreover, ESG information is in many instances qualitative and therefore subjective. There are significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers. The approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory changes.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.66% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a
registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe
Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $1.27 trillion as of December 31, 2022. T. Rowe Price is a wholly-
owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

7

T. Rowe Price Portfolio Manager	Donald J. Peters is responsible for the day-to-day management of the Fund's assets.

Donald J. Peters is a Portfolio Manager for T. Rowe Price. He joined the firm in 1993. He holds a B.S. in
Economics from Tulane University and an M.B.A. from the Wharton School of Business of the University of
Pennsylvania.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
8

The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
9

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 36.260	$ 36.647	$ 29.717	$ 23.259	$ 25.969
Income (loss) from investment operations:
Net investment income (loss)[1]	0.022	(0.135)	(0.012)	0.058	0.094
Net realized and unrealized gain (loss)	(9.040)	5.240	9.016	8.512	(0.608)
Total from investment operations	(9.018)	5.105	9.004	8.570	(0.514)
Less dividends and distributions from:
Net investment income	(0.001)	(0.005)	—	(0.047)	(0.099)
Net realized gain	(3.461)	(5.487)	(2.074)	(2.065)	(2.097)
Return of capital	(0.003)	—	—	—	—
Total dividends and distributions	(3.465)	(5.492)	(2.074)	(2.112)	(2.196)
Net asset value, end of period	$ 23.777	$ 36.260	$ 36.647	$ 29.717	$ 23.259
Total return[2]	(24.52%)	13.84%	31.69%	37.40%	(3.08%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$680,842	$837,074	$786,921	$688,038	$547,099
Ratio of expenses to average net assets	0.73%	0.71%	0.73%	0.74%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.73%	0.74%	0.75%	0.76%
Ratio of net investment income (loss) to average net assets	0.08%	(0.35%)	(0.04%)	0.21%	0.34%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.06%	(0.37%)	(0.05%)	0.20%	0.34%
Portfolio turnover	38%	36%	53%	19%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 34.219	$ 34.939	$ 28.489	$ 22.385	$ 25.068
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.044)	(0.219)	(0.085)	(0.012)	0.025
Net realized and unrealized gain (loss)	(8.535)	4.991	8.609	8.181	(0.571)
Total from investment operations	(8.579)	4.772	8.524	8.169	(0.546)
Less dividends and distributions from:
Net investment income	0.003	(0.005)	—	—	(0.040)
Net realized gain	(3.461)	(5.487)	(2.074)	(2.065)	(2.097)
Return of capital	(0.003)	—	—	—	—
Total dividends and distributions	(3.461)	(5.492)	(2.074)	(2.065)	(2.137)
Net asset value, end of period	$ 22.179	$ 34.219	$ 34.939	$ 28.489	$ 22.385
Total return[2]	(24.71%)	13.56%	31.37%	37.06%	(3.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$331,129	$452,441	$409,360	$322,875	$209,406
Ratio of expenses to average net assets	0.98%	0.96%	0.98%	0.99%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	0.98%	0.99%	1.00%	1.01%
Ratio of net investment income (loss) to average net assets	(0.17%)	(0.60%)	(0.29%)	(0.04%)	0.09%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.19%)	(0.62%)	(0.30%)	(0.05%)	0.09%
Portfolio turnover	38%	36%	53%	19%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses (AFFE)	0.48%	0.48%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.84%	1.09%
Less Fee Waiver and Expense Reimbursement[2]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.80%	1.05%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.015% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.315% of the Fund’s average daily net assets for the Standard Class (and 0.565% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$82	$264	$462	$1,033
Service Class	$107	$343	$597	$1,325
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Funds Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 80% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 20% of the assets in Underlying Funds invest primarily in fixed income securities (bonds). Additionally, under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities.
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund’s largest allocation is to Underlying Funds that invest primarily in domestic equity securities, including securities of large-, medium- and small-cap companies and those with growth and value characteristics. A smaller allocation is made to Underlying Funds that invest primarily in domestic fixed income securities, including mortgage-backed securities, inflation-protected securities, and high yield securities (otherwise known as “junk” bonds). Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). In addition, Underlying Funds may hold foreign fixed income securities.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the U.S. Aggressive Allocation Blended Composite, an unmanaged index compiled by the Adviser. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
The U.S. Aggressive Allocation Blended Composite is constructed as follows: 56% Russell 1000® Index, 20% Bloomberg U.S. Aggregate Bond Index, 16% Russell Midcap® Index, and 8% Russell 2000® Index. The Fund's risk management strategy may cause the Fund's return to trail the unhedged return of the U.S. Aggressive Allocation Blended Composite index in strong, increasing markets.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
2LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures or options contracts on indices of markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed,
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund3

lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
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Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
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U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
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Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
4LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
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Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	9.31%
Lowest Quarterly Return	Q1 2020	(10.88%)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund5

Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund – Standard Class	-21.56%	3.36%	11/1/18
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund – Service Class	-21.76%	3.11%	11/1/18
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	-19.13%	10.36%
U.S. Aggressive Allocation Blended Composite (reflects no deductions for fees, expenses or taxes)	-17.61%	8.25%
*
The U.S. Aggressive Allocation Blended Composite is constructed as follows: 56% Russell 1000® Index, 20% Bloomberg U.S. Aggregate Bond Index, 16% Russell Midcap® Index, and 8% Russell 2000® Index. The performance of the U.S. Aggressive Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since November 2018
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2018
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

Milliman Portfolio Managers	Company Title	Experience with Fund
Jeff Greco, FRM	Senior Director – Head of Strategy Research	Since November 2018
Adam Schenck, CFA	Managing Director, Head of Fund Services	Since November 2018
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since April 2021
Ruby Shi	Portfolio Manager	Since August 2019
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Funds Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 80% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 20% of the assets in Underlying Funds invest primarily in fixed income securities (bonds). Additionally, under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities.
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund’s largest allocation is to Underlying Funds that invest primarily in domestic securities, including securities of large-, medium-, and small-cap companies and those with growth and value characteristics. A smaller allocation is made to Underlying Funds that invest primarily in domestic fixed income securities, including mortgage-backed securities, inflation-protected securities, and high yield securities (otherwise known as “junk” bonds). Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). The mortgage-related securities primarily are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that have a high credit rating.
In addition, Underlying Funds may hold foreign fixed income securities.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the U.S. Aggressive Allocation Blended Composite, an unmanaged index compiled by the Adviser. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody’s Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the Underlying Fund’s investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
The U.S. Aggressive Allocation Blended Composite is constructed as follows: 56% Russell 1000® Index, 20% Bloomberg U.S. Aggregate Bond Index, 16% Russell Midcap® Index, and 8% Russell 2000® Index. The Fund's risk management strategy may cause the Fund's return to trail the unhedged return of the U.S. Aggressive Allocation Blended Composite index in strong, increasing markets.
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Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s the risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to U.S. securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or
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industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce
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some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retraces such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s
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investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.24% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Jay Shearon, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

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Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

Sub-Adviser
Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Jeff Greco, Adam Schenck, Maria Schiopu and Ruby Shi are responsible for the day-to-day management of the Fund's risk management overlay.

Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with
Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program.
Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management.
Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in finan-
cial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody's Analytics and was
involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an M.P.S in
Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a
B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
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The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended				11/1/18[1] to
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.047	$ 11.478	$ 10.739	$ 9.503	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.122	0.130	0.126	0.231	0.140
Net realized and unrealized gain (loss)	(2.935)	1.952	0.789	1.513	(0.502)
Total from investment operations	(2.813)	2.082	0.915	1.744	(0.362)
Less dividends and distributions from:
Net investment income	(0.137)	(0.327)	(0.176)	(0.485)	(0.135)
Net realized gain	(0.266)	(0.186)	—	(0.020)	—
Return of capital	(0.016)	—	—	(0.003)	—
Total dividends and distributions	(0.419)	(0.513)	(0.176)	(0.508)	(0.135)
Net asset value, end of period	$ 9.815	$ 13.047	$ 11.478	$ 10.739	$ 9.503
Total return[3]	(21.56%)	18.18%	8.53%	18.34%	(3.61%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,010	$1,274	$865	$151	$10
Ratio of expenses to average net assets[4]	0.32%	0.32%	0.32%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.36%	0.36%	0.40%	0.52%	4.24%
Ratio of net investment income to average net assets	1.11%	1.02%	1.20%	2.17%	8.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.07%	0.99%	1.12%	1.98%	4.46%
Portfolio turnover	28%	18%	32%	30%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
18

	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended				11/1/18[1] to
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.019	$ 11.459	$ 10.727	$ 9.502	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.094	0.098	0.100	0.201	0.134
Net realized and unrealized gain (loss)	(2.926)	1.946	0.785	1.517	(0.501)
Total from investment operations	(2.832)	2.044	0.885	1.718	(0.367)
Less dividends and distributions from:
Net investment income	(0.111)	(0.298)	(0.153)	(0.470)	(0.131)
Net realized gain	(0.266)	(0.186)	—	(0.020)	—
Return of capital	(0.016)	—	—	(0.003)	—
Total dividends and distributions	(0.393)	(0.484)	(0.153)	(0.493)	(0.131)
Net asset value, end of period	$ 9.794	$ 13.019	$ 11.459	$ 10.727	$ 9.502
Total return[3]	(21.76%)	17.88%	8.26%	18.07%	(3.65%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$168,494	$199,866	$138,679	$84,065	$6,604
Ratio of expenses to average net assets[4]	0.57%	0.57%	0.57%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.61%	0.61%	0.65%	0.77%	4.49%
Ratio of net investment income to average net assets	0.86%	0.77%	0.95%	1.92%	8.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.82%	0.74%	0.87%	1.73%	4.25%
Portfolio turnover	28%	18%	32%	30%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
19

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
20

Lincoln Variable Insurance Products Trust
LVIP U.S. Growth Allocation Managed Risk Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP U.S. Growth Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.48%	0.48%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.78%	1.03%
Less Fee Waiver[2]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.77%	1.02%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.01% of the Fund's average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$79	$248	$432	$965
Service Class	$104	$327	$568	$1,259
LVIP U.S. Growth Allocation Managed Risk Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 70% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 30% of the assets in Underlying Funds invest primarily in fixed income securities (bonds). Additionally, under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities.
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund’s largest allocation is to Underlying Funds that invest primarily in domestic equity securities, including securities of large-, medium- and small-cap companies and those with growth and value characteristics. A smaller allocation is made to Underlying Funds that invest primarily in domestic fixed income securities, including mortgage-backed securities and high yield securities (otherwise known as “junk” bonds), and derivatives. Mortgage backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). In addition, Underlying Funds may hold foreign fixed income securities.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the U.S. Allocation Blended Composite. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
The U.S. Allocation Blended Composite, an index complied by the Adviser, is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index. The Fund's risk management strategy may cause the Fund's return to trail the unhedged return of the U.S. Allocation Blended Composite index in strong, increasing markets.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
2LVIP U.S. Growth Allocation Managed Risk Fund

Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures or options contracts on indices of markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
•
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed,
LVIP U.S. Growth Allocation Managed Risk Fund3

lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different
4LVIP U.S. Growth Allocation Managed Risk Fund

from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

LVIP U.S. Growth Allocation Managed Risk Fund5

Highest Quarterly Return	Q4 2020	8.24%
Lowest Quarterly Return	Q2 2022	(9.91%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP U.S. Growth Allocation Managed Risk Fund – Standard Class	-20.13%	2.24%	3.39%	5/1/15
LVIP U.S. Growth Allocation Managed Risk Fund – Service Class	-20.33%	1.99%	3.13%	5/1/15
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	-19.13%	9.13%	10.03%
U.S. Growth Blended Composite (reflects no deductions for fees, expenses or taxes)	-16.98%	6.28%	7.04%
*
The U.S. Growth Blended Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index. The U.S. Growth Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the U.S. Growth Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

LFI Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President and Senior Director	Since May 2016
Alex Zeng, Ph.D., CFA, CAIA	Vice President and Managing Director	Since November 2016
Lu Fan, CFA	Assistant Vice President and Senior Director	Since May 2022

Milliman Portfolio Managers	Company Title	Experience with Fund
Jeff Greco, FRM	Senior Director – Head of Strategy Research	Since May 2016
Adam Schenck, CFA	Managing Director, Head of Fund Services	Since May 2016
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since April 2021
Ruby Shi	Portfolio Manager	Since August 2019
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
6LVIP U.S. Growth Allocation Managed Risk Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP U.S. Growth Allocation Managed Risk Fund7

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (the “Underlying Funds”), which are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This type of risk management strategy is sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.
Underlying Fund Allocation Strategy. The Fund, under normal circumstances, invests in Underlying Funds so that approximately 70% of the assets in Underlying Funds invest primarily in equity securities (stocks) and approximately 30% of the assets in Underlying Funds invest primarily in fixed income securities (bonds). Additionally, under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities.
The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum). The Fund’s largest allocation is to Underlying Funds that invest primarily in domestic securities, including securities of large-, medium-, and small-cap companies and those with growth and value characteristics. A smaller allocation is made to Underlying Funds that invest primarily in domestic fixed income securities, including mortgage-backed securities and high yield securities (otherwise known as “junk” bonds), and derivatives.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the Underlying Funds and adding or removing Underlying Funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio in ways that seek to outperform the U.S. Allocation Blended Composite. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
The full list of underlying funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody’s Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the Underlying Funds’ investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
The Fund’s performance can be measured against that of its composite index, the U.S. Allocation Blended Composite, an index compiled by the Adviser. This index is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index. This index does not reflect a managed risk strategy such as the Fund’s risk management strategy. Accordingly, the Fund’s risk management strategy may cause the Fund’s return to trail the unhedged return of the U.S. Allocation Blended Composite index in strong, increasing markets.
Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s the risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for
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the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to U.S. securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small- and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small- and medium-sized company stocks may fluctuate independently of larger company stock prices. Small- and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retraces such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
14

Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LFI may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.24% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Managers	Jay Shearon, Alex Zeng and Lu Fan are responsible for determining the allocation to, and oversight of, the Fund’s sub-adviser.

Jay Shearon is a Portfolio Manager, Assistant Vice President, Senior Director and Team Lead for Multi-
Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Commit-
tee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr.
Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory
Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A.
in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr.
Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee,
Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr.
Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from
Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College
Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment
Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best
Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed port-
folios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to join-
ing Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construc-
tion and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in
Finance from Temple University, and Bachelor of science degree from University of Science and Technol-
ogy of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

Sub-Adviser
Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chi-
cago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $161 billion in assets as of December 31,
2022.

Milliman Portfolio Managers	Jeff Greco, Adam Schenck, Maria Schiopu and Ruby Shi are responsible for the day-to-day management of the Fund's risk management overlay.
15

Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with
Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program.
Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management.
Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in finan-
cial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with
Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered
Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody's Analytics and was
involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an M.P.S in
Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a
B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
16

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
17

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
18

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.421	$ 12.092	$ 11.393	$ 10.250	$ 10.960
Income (loss) from investment operations:
Net investment income[1]	0.138	0.137	0.140	0.172	0.175
Net realized and unrealized gain (loss)	(2.840)	1.717	0.822	1.570	(0.681)
Total from investment operations	(2.702)	1.854	0.962	1.742	(0.506)
Less dividends and distributions from:
Net investment income	(0.155)	(0.358)	(0.202)	(0.177)	(0.202)
Net realized gain	(0.541)	(0.167)	(0.061)	(0.422)	(0.002)
Return of capital	(0.015)	—	—	—	—
Total dividends and distributions	(0.711)	(0.525)	(0.263)	(0.599)	(0.204)
Net asset value, end of period	$ 10.008	$ 13.421	$ 12.092	$ 11.393	$ 10.250
Total return[2]	(20.13%)	15.37%	8.50%	17.18%	(4.62%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,915	$17,656	$14,053	$17,450	$12,113
Ratio of expenses to average net assets[3]	0.29%	0.29%	0.29%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.30%	0.43%	0.75%
Ratio of net investment income to average net assets	1.23%	1.05%	1.25%	1.56%	1.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.22%	1.04%	1.24%	1.42%	1.15%
Portfolio turnover	22%	15%	30%	17%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver/reimbursed by the manager. Performance would have been lower had the waiver/reimbursement not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
19

	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.406	$ 12.081	$ 11.385	$ 10.248	$ 10.959
Income (loss) from investment operations:
Net investment income[1]	0.110	0.104	0.112	0.144	0.148
Net realized and unrealized gain (loss)	(2.835)	1.714	0.820	1.567	(0.680)
Total from investment operations	(2.725)	1.818	0.932	1.711	(0.532)
Less dividends and distributions from:
Net investment income	(0.128)	(0.326)	(0.175)	(0.152)	(0.177)
Net realized gain	(0.541)	(0.167)	(0.061)	(0.422)	(0.002)
Return of capital	(0.015)	—	—	—	—
Total dividends and distributions	(0.684)	(0.493)	(0.236)	(0.574)	(0.179)
Net asset value, end of period	$ 9.997	$ 13.406	$ 12.081	$ 11.385	$ 10.248
Total return[2]	(20.33%)	15.08%	8.24%	16.88%	(4.86%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,598,845	$2,004,437	$1,743,766	$1,498,376	$1,067,849
Ratio of expenses to average net assets[3]	0.54%	0.54%	0.54%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.55%	0.55%	0.68%	1.00%
Ratio of net investment income to average net assets	0.98%	0.80%	1.00%	1.31%	1.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.97%	0.79%	0.99%	1.17%	0.90%
Portfolio turnover	22%	15%	30%	17%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver/reimbursed by the manager. Performance would have been lower had the waiver/reimbursement not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
20

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
21

Lincoln Variable Insurance Products Trust
LVIP Vanguard Bond Allocation Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Vanguard Bond Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Vanguard Bond Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Vanguard Bond Allocation Fund (the “Fund”) is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.06%	0.06%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.36%	0.61%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$37	$116	$202	$456
Service Class	$62	$195	$340	$762
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds and exchange-traded funds sponsored by The Vanguard Group, Inc. Approximately 30% of the Fund’s portfolio invests in the Vanguard Core Bond Fund (the “Underlying Fund”) and approximately 70% of the Fund’s portfolio invests in exchange-traded
LVIP Vanguard Bond Allocation Fund1

funds of the Vanguard ETFs® series (“ETFs”), which, in turn, invest in U.S. and foreign fixed income securities (debt obligations). The Vanguard Group, Inc. is not affiliated with the Fund or its investment adviser, Lincoln Financial Investments Corporation (the “Adviser”). Shares of ETFs are listed and traded on a stock exchange or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price.
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in the Underlying Fund and ETFs, the Fund pursues its objective by investing primarily in a broad and diverse range of debt obligations with medium term (5-15 years) and short term (0-5 years) maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, U.S. and non-U.S. corporations, and the U.S. Treasury. The Fund also invests in the Underlying Fund and ETFs that invest in mortgage-backed securities, asset-backed securities, and inflation-indexed bonds. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). The Underlying Fund and ETFs may hold bonds that mature beyond 15 years. They also may hold futures contracts.
The Fund, through the Underlying Fund and ETFs, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Underlying Fund may use foreign currency contracts to hedge foreign currency risks.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying Funds or ETFs to or from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Fund and ETFs held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. Underlying Fund and ETF selections are made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, credit quality, sector exposure, interest rate risk or duration, and the investment styles and performance the Underlying Fund or ETFs. The Adviser also considers the portfolio characteristics and risk profile of an Underlying Fund or ETF over various periods and market environments to assess suitability of an Underlying Fund or ETF as an investment.
*
Vanguard and Vanguard ETF are trademarks of The Vanguard Group, Inc.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
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Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
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Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
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Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
LVIP Vanguard Bond Allocation Fund3

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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	3.48%
Lowest Quarterly Return	Q1 2022	(5.79%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Vanguard Bond Allocation Fund – Standard Class	-13.37%	-0.61%	0.40%
LVIP Vanguard Bond Allocation Fund – Service Class	-13.58%	-0.86%	0.15%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Maria Ma, CFA	Vice President and Managing Director	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4LVIP Vanguard Bond Allocation Fund

Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Vanguard Bond Allocation Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds and exchange-traded funds sponsored by The Vanguard Group, Inc. Approximately 30% of the Fund’s portfolio invests in the Vanguard Core Bond Fund (the “Underlying Fund”) and approximately 70% of the Fund’s portfolio invests in exchange-traded funds of the Vanguard ETFs® series (“ETFs”), which, in turn, invest in U.S. and foreign fixed income securities (debt obligations). The Vanguard Group, Inc. is not affiliated with the Fund or its investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
The Underlying Fund invests in fixed income securities of various maturities, yields, and qualities. The Underlying Fund, under normal circumstances, will invest at least 80% of its assets in bonds, which include fixed income securities such as corporate bonds; U.S. Treasury obligations and other U.S. government and agency securities; and asset-backed, mortgage-backed and mortgage-related securities. Vanguard ETFs attempt to track the investment performance of certain benchmark indices consisting of various debt obligations. ETFs are mutual funds whose shares are listed and traded on a stock exchange or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. The Fund's investment strategy, under normal circumstances, will be to invest at least 80% of its assets in the Underlying Fund and ETFs which invest primarily in U.S. and foreign debt obligations. The Fund, through the Underlying Fund and ETFs, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in the Underlying Fund and ETFs, the Fund pursues its objective by investing primarily in a broad and diverse range of debt obligations with short term (0-5 years) and medium term (5-15 years) maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, U.S. and non-U.S. corporations, and the U.S. Treasury. The Underlying Fund and ETFs may hold bonds that mature beyond 15 years. The Underlying Fund and ETFs may invest in futures contracts.
Through its investment in the Underlying Fund and ETFs, the Fund targets investments within the various asset classes described below:
U.S. Government Obligations are debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.
U.S. Government Agency Obligations are debt securities issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support.
Corporate Debt Obligations are non-convertible corporate debt securities (i.e., bonds and debentures), which are issued by companies both foreign and domestic.
U.S. Treasuries are debt securities backed by the U.S. Treasury or the full faith and credit of the U.S. government and are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market value for these securities will fluctuate with changes in interest rates.
Mortgage-backed Securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities may be collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts). The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the Fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The mortgage-related securities primarily are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that have a high credit rating. The mortgages involved could be those on commercial or residential real estate properties.
Foreign Securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities.
The Underlying Fund or ETFs may use foreign currency contracts to hedge foreign currency risks. Because many of the Underlying Fund’s or ETF’s investments will be denominated in foreign currencies, the Underlying Fund or ETF will enter into forward foreign currency contracts to protect against the uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.
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On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds or ETFs to or removing Underlying Funds or ETFs from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying Funds and ETFs held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. Underlying Fund and ETF selections are made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, credit quality, sector exposure, interest rate risk or duration, and the investment styles and performance of the Underlying Fund or ETF. The Adviser also considers the portfolio characteristics and risk profile for an Underlying Fund or ETF over various periods and market environments to assess the suitability of an Underlying Fund and ETF as an investment for the Fund.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in a portfolio of investments that provide exposure to debt securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial
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governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency
9

and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.25% of the Fund's average net assets).
LFI Portfolio Manager	Maria Ma is responsible for the day-to-day management of the Fund's assets.

Maria Ma, CFA, is Vice President, Managing Director and Fixed Income & International Equity Portfolio
Manager within LFI. Ms. Ma joined LFI in 2015 and is a member of LFI’s Investment Committee, Deriva-
tives Committee, and Asset Allocation Committee, among others. In addition, Ms. Ma serves on the invest-
ment sub-committee for Lincoln’s Defined Benefit Plan. Prior to joining LFI, Ms. Ma spent nine years with
SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager port-
folio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from
NanKai University in China and an M.S. in finance from Boston College. Ms. Ma also is a Chartered Finan-
cial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do
11

not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class
12

shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Vanguard Bond Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.878	$ 11.206	$ 10.766	$ 10.268	$ 10.519
Income (loss) from investment operations:
Net investment income[1]	0.195	0.160	0.168	0.267	0.259
Net realized and unrealized gain (loss)	(1.649)	(0.303)	0.444	0.501	(0.276)
Total from investment operations	(1.454)	(0.143)	0.612	0.768	(0.017)
Less dividends and distributions from:
Net investment income	(0.195)	(0.158)	(0.164)	(0.269)	(0.229)
Net realized gain	(0.248)	(0.027)	(0.008)	(0.001)	(0.005)
Total dividends and distributions	(0.443)	(0.185)	(0.172)	(0.270)	(0.234)
Net asset value, end of period	$ 8.981	$ 10.878	$ 11.206	$ 10.766	$ 10.268
Total return[2]	(13.37%)	(1.29%)	5.68%	7.48%	(0.15%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$199,220	$227,649	$188,656	$151,894	$119,199
Ratio of expenses to average net assets[3]	0.30%	0.28%	0.26%	0.26%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.31%	0.31%	0.31%
Ratio of net investment income to average net assets	2.00%	1.45%	1.50%	2.49%	2.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.00%	1.43%	1.45%	2.44%	2.45%
Portfolio turnover	10%	88%	13%	5%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP Vanguard Bond Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.871	$ 11.201	$ 10.763	$ 10.268	$ 10.519
Income (loss) from investment operations:
Net investment income[1]	0.171	0.132	0.140	0.240	0.233
Net realized and unrealized gain (loss)	(1.648)	(0.304)	0.443	0.500	(0.275)
Total from investment operations	(1.477)	(0.172)	0.583	0.740	(0.042)
Less dividends and distributions from:
Net investment income	(0.170)	(0.131)	(0.137)	(0.244)	(0.204)
Net realized gain	(0.248)	(0.027)	(0.008)	(0.001)	(0.005)
Total dividends and distributions	(0.418)	(0.158)	(0.145)	(0.245)	(0.209)
Net asset value, end of period	$ 8.976	$ 10.871	$ 11.201	$ 10.763	$ 10.268
Total return[2]	(13.58%)	(1.54%)	5.42%	7.20%	(0.39%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$851,844	$1,030,920	$923,509	$823,566	$676,511
Ratio of expenses to average net assets[3]	0.55%	0.53%	0.51%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.55%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	1.75%	1.20%	1.25%	2.24%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.18%	1.20%	2.19%	2.20%
Portfolio turnover	10%	88%	13%	5%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Vanguard Domestic Equity ETF Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Vanguard Domestic Equity ETF Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Vanguard Domestic Equity ETF Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Vanguard Domestic Equity ETF Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.06%	0.06%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.37%	0.62%
Less Fee Waiver[2]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.32%	0.57%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$33	$114	$203	$463
Service Class	$58	$193	$341	$769
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
LVIP Vanguard Domestic Equity ETF Fund1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests at least 80% of its assets in exchange-traded funds (the “Underlying ETFs” or “ETFs”), which, in turn, invest in U.S. equity securities (stocks). The ETFs primarily are Vanguard ETFs®*. The Vanguard Group, Inc., the investment adviser of the Vanguard ETFs®, is not affiliated with the Fund or its investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying ETFs, the Fund allocates a large percentage of assets across a broad and diverse range of domestic stocks, including large-cap, mid-cap and small-cap stocks and those with growth and value characteristics. The Fund may allocate a smaller percentage of assets to ETFs whose assets are invested in U.S. real estate securities. ETFs are typically funds that track an index and whose shares are listed and traded on a stock exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day based on their market price.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund's asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding Underlying ETFs to or removing Underlying ETFs from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying ETFs held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying ETFs. The Adviser also considers the portfolio characteristics and risk profile for each Underlying ETF over various periods and market environments to assess each Underlying ETF's suitability as an investment.
The full list of underlying ETFs used by the ETF is included in the ETF’s annual and semi-annual reports and quarterly holdings disclosures.
*
Vanguard and Vanguard ETF are trademarks of The Vanguard Group, Inc.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
2LVIP Vanguard Domestic Equity ETF Fund

•
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	20.96%
Lowest Quarterly Return	Q1 2020	(20.24%)
LVIP Vanguard Domestic Equity ETF Fund3

Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Vanguard Domestic Equity ETF Fund – Standard Class	-18.74%	8.68%	11.55%
LVIP Vanguard Domestic Equity ETF Fund – Service Class	-18.95%	8.41%	11.27%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-19.21%	8.79%	12.13%
Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Senior Vice President	Since June 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Vanguard Domestic Equity ETF Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests at least 80% of its assets in exchange-traded funds (the “Underlying ETFs” or “ETFs”), which, in turn, invest primarily in U.S. equity securities (stocks). The ETFs primarily are Vanguard ETFs®* (“Vanguard ETFs”). The Vanguard ETFs attempt to track the investment performance of certain benchmark indices consisting of common stocks of companies located in the U.S. The Vanguard Group, Inc., the investment adviser of the Vanguard ETFs, is not affiliated with the Fund or its investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying ETFs, the Fund allocates a large percentage to Vanguard ETFs whose assets are invested across a broad and diverse range of domestic stocks, including large-cap, mid-cap and small-cap stocks and those with growth and value characteristics. The Fund allocates a smaller percentage of assets to ETFs whose assets are invested in U.S. real estate securities. ETFs are typically funds that track an index and whose shares are listed and traded on an exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day based on their market price.
Through its investment in the Underlying ETFs, the Fund targets investments within the various asset classes described below:
Growth Stocks: Growth stocks are stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Large-Cap Stocks: Large-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the market capitalizations of companies included in the Russell 1000® Index.
Mid-Cap Stocks: Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell MidCap® Index. These companies are generally established companies that may not be well-known to the public.
Small-Cap Stocks: Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of companies in the Russell 2000® Index. The Russell 2000® Index measures the performance of those companies in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.
Real Estate Stocks: A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the development, ownership, construction, management or sale of residential, commercial, industrial or other real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial, industrial or other real estate.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund's asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding Underlying ETFs to or removing Underlying ETFs from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying ETFs held by the Fund to the current allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying ETFs are selected based on the ETF's particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying ETFs. The Adviser also considers the portfolio characteristics and risk profile for each Underlying ETF over various periods and market environments to assess each Underlying ETF's suitability as an investment.
The full list of underlying ETFs used by the ETF is included in the ETF’s annual and semi-annual reports and quarterly holdings disclosures.
*
Vanguard and Vanguard ETF are trademarks of The Vanguard Group, Inc.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities that are tied economically to the U.S., only upon 60 days' notice to shareholders.
5

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market
6

capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s
7

investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.20% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Manager	Michael Hoppe is responsible for the day-to-day management of the Fund's assets.

Michael Hoppe, CFA, CFP, is a Portfolio Manager, Assistant Vice President, and Team Lead for U.S. and
Global Equity strategies within LFI. Mr. Hoppe joined LFI in 2015 and is a member of LFI’s Investment
Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI,
Mr. Hoppe held investment roles at Acertus Capital Management and The MDE Group. Mr. Hoppe holds a
B.S. in finance from Rutgers University. Mr. Hoppe is a Chartered Financial Analyst® (CFA) Charterholder
and a Certified Financial Planner® (CFP) professional.

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
8

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly
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discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial
10

intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Vanguard Domestic Equity ETF Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 32.366	$ 26.296	$ 22.284	$ 17.549	$ 18.804
Income (loss) from investment operations:
Net investment income[1]	0.356	0.322	0.331	0.336	0.305
Net realized and unrealized gain (loss)	(6.431)	6.438	4.081	4.964	(1.233)
Total from investment operations	(6.075)	6.760	4.412	5.300	(0.928)
Less dividends and distributions from:
Net investment income	(0.352)	(0.379)	(0.329)	(0.334)	(0.285)
Net realized gain	(0.123)	(0.311)	(0.071)	(0.231)	(0.042)
Total dividends and distributions	(0.475)	(0.690)	(0.400)	(0.565)	(0.327)
Net asset value, end of period	$ 25.816	$ 32.366	$ 26.296	$ 22.284	$ 17.549
Total return[2]	(18.74%)	25.74%	19.82%	30.29%	(4.93%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$414,472	$473,107	$372,061	$283,135	$178,279
Ratio of expenses to average net assets[3]	0.26%	0.25%	0.26%	0.26%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.31%	0.31%	0.31%
Ratio of net investment income to average net assets	1.28%	1.08%	1.47%	1.64%	1.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.23%	1.03%	1.42%	1.59%	1.52%
Portfolio turnover	13%	13%	15%	11%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP Vanguard Domestic Equity ETF Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 32.314	$ 26.260	$ 22.262	$ 17.538	$ 18.789
Income (loss) from investment operations:
Net investment income[1]	0.286	0.246	0.274	0.284	0.256
Net realized and unrealized gain (loss)	(6.416)	6.423	4.067	4.954	(1.226)
Total from investment operations	(6.130)	6.669	4.341	5.238	(0.970)
Less dividends and distributions from:
Net investment income	(0.282)	(0.304)	(0.272)	(0.283)	(0.239)
Net realized gain	(0.123)	(0.311)	(0.071)	(0.231)	(0.042)
Total dividends and distributions	(0.405)	(0.615)	(0.343)	(0.514)	(0.281)
Net asset value, end of period	$ 25.779	$ 32.314	$ 26.260	$ 22.262	$ 17.538
Total return[2]	(18.95%)	25.42%	19.53%	29.96%	(5.17%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$422,918	$531,395	$435,348	$375,597	$281,086
Ratio of expenses to average net assets[3]	0.51%	0.50%	0.51%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	1.03%	0.83%	1.22%	1.39%	1.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.98%	0.78%	1.17%	1.34%	1.27%
Portfolio turnover	13%	13%	15%	11%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Vanguard International Equity ETF Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Vanguard International Equity ETF Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Vanguard International Equity ETF Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Vanguard International Equity ETF Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.08%	0.08%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.39%	0.64%
Less Fee Waiver[2]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.34%	0.59%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$35	$120	$214	$488
Service Class	$60	$200	$352	$794
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
LVIP Vanguard International Equity ETF Fund1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests at least 80% of its assets in exchange-traded funds (“Underlying ETFs” or “ETFs”), which, in turn, invest in foreign equity securities (stocks), including emerging markets securities. The Underlying ETFs primarily are Vanguard ETFs®*. The Vanguard Group, Inc., the investment adviser of the Vanguard ETFs®, is not affiliated with the Fund or its investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).
Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. Foreign equity securities may trade on U.S. or foreign markets. An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a lower per capita gross national product.
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying ETFs, the Fund allocates a large percentage of assets across a broad and diverse range of international stocks with growth and value styles, including large-cap, mid-cap, small-cap and emerging market stocks. The Fund, through the Underlying ETFs, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular region. ETFs are typically funds that track an index and whose shares are listed and traded on a stock exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day based on their market price. The Fund also may utilize currency-related instruments to manage currency risk.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund's asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding Underlying ETFs to or removing Underlying ETFs from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying ETFs held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the Adviser's desired asset class exposures, country and regional exposure, and the investment styles and performance of the Underlying ETFs. The Adviser also considers the portfolio characteristics and risk profile for each Underlying ETF over various periods and market environments to assess each Underlying ETF's suitability as an investment.
The full list of underlying ETFs used by the ETF is included in the ETF’s annual and semi-annual reports and quarterly holdings disclosures.
*
Vanguard and Vanguard ETF are trademarks of The Vanguard Group, Inc.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
2LVIP Vanguard International Equity ETF Fund

•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
LVIP Vanguard International Equity ETF Fund3

Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	16.86%
Lowest Quarterly Return	Q1 2020	(23.75%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Vanguard International Equity ETF Fund – Standard Class	-16.62%	0.83%	3.95%
LVIP Vanguard International Equity ETF Fund – Service Class	-16.83%	0.58%	3.69%
MSCI All Country World ex USA Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-16.00%	0.88%	3.80%
Investment Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Portfolio Manager

LFI Portfolio Manager	Company Title	Experience with Fund
Maria Ma, CFA	Vice President and Managing Director	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Vanguard International Equity ETF Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests at least 80% of its assets in exchange-traded funds (“Underlying ETFs” or “ETFs”), which, in turn, invest primarily in foreign equity securities (stocks), including emerging markets. The Underlying ETFs primarily are Vanguard ETFs®. The Vanguard ETFs® attempt to track the investment performance of certain benchmark indices consisting of common stocks of companies located in developed and emerging countries around the world. The Vanguard Group, Inc., the investment adviser of the Vanguard ETFs®, is not affiliated with the Fund or its adviser, Lincoln Financial Investments Corporation (the “Adviser”).
Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. Foreign equity securities may trade on U.S. or foreign markets. An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a lower per capita gross national product.
The Adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in Underlying ETFs, the Fund allocates a large percentage of assets across a broad and diverse range of international stocks with growth and value styles, including large-cap, mid-cap, small-cap and emerging market stocks. The Fund, through the Underlying ETFs, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. ETFs are typically funds that track an index and whose shares are listed and traded on a stock exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day on their market price. The Fund also may utilize currency-related instruments to manage currency risk.
Through its investment in the Underlying ETFs, the Fund targets investments within the various asset classes described below:
Growth Stocks: Growth stocks are stocks of companies believed to have above-average potential for grow in revenue, earnings, cash flow or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Large Cap Stocks: Large-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the market capitalizations of companies included in the Russell 1000® Index.
Mid-Cap Stocks: Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell MidCap® Index. These companies are generally established companies that may not be well-known to the public.
Small-Cap Stocks: Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of companies in the Russell 2000® Index. The Russell 2000 Index measures the performance of those companies in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund's asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding Underlying ETFs to or removing Underlying ETFs from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying ETFs held by the Fund to the current allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying ETF selection is made based on the ETF's particular asset allocation strategy, the Adviser's desired asset class exposures, and the investment styles and performance of the Underlying ETFs. The Adviser also considers the portfolio characteristics and risk profile for each Underlying ETF over various periods and market environments to assess each Underlying ETF's suitability as an investment.
The full list of underlying ETFs used by the ETF is included in the ETF’s annual and semi-annual reports and quarterly holdings disclosures.
*
Vanguard and Vanguard ETF are trademarks of The Vanguard Group, Inc.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities only upon 60 days' notice to shareholders.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective, which may negatively affect the Fund’s performance. The Fund does not control the investments of Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. Aggregation of Underlying Fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase Fund volatility. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund, including management, administration and custodian fees of an Underlying Fund.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Certain ETF track the performance of an index. An imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
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Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.20% of the Fund's average net assets, net of advisory fee waivers).
LFI Portfolio Manager	Maria Ma is responsible for the day-to-day management of the Fund's assets.

Maria Ma, CFA, is Vice President, Managing Director and Fixed Income & International Equity Portfolio
Manager within LFI. Ms. Ma joined LFI in 2015 and is a member of LFI’s Investment Committee, Deriva-
tives Committee, and Asset Allocation Committee, among others. In addition, Ms. Ma serves on the invest-
ment sub-committee for Lincoln’s Defined Benefit Plan. Prior to joining LFI, Ms. Ma spent nine years with
SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager port-
folio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from
NanKai University in China and an M.S. in finance from Boston College. Ms. Ma also is a Chartered Finan-
cial Analyst® (CFA) Charterholder.

LFI may hire consultants to assist in the management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
9

the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
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Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Vanguard International Equity ETF Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.901	$ 12.454	$ 11.453	$ 9.645	$ 11.590
Income (loss) from investment operations:
Net investment income[1]	0.293	0.396	0.216	0.336	0.286
Net realized and unrealized gain (loss)	(2.441)	0.626	1.030	1.804	(1.990)
Total from investment operations	(2.148)	1.022	1.246	2.140	(1.704)
Less dividends and distributions from:
Net investment income	(0.284)	(0.364)	(0.245)	(0.332)	(0.241)
Net realized gain	(0.012)	(0.211)	—	—	—
Return of capital	( — )[2]	—	—	—	—
Total dividends and distributions	(0.296)	(0.575)	(0.245)	(0.332)	(0.241)
Net asset value, end of period	$ 10.457	$ 12.901	$ 12.454	$ 11.453	$ 9.645
Total return[3]	(16.62%)	8.16%	10.89%	22.20%	(14.71%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$245,817	$265,041	$213,262	$167,736	$117,360
Ratio of expenses to average net assets[4]	0.26%	0.26%	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.32%	0.32%	0.32%
Ratio of net investment income to average net assets	2.66%	2.97%	2.02%	3.12%	2.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.61%	2.92%	1.97%	3.07%	2.51%
Portfolio turnover	6%	6%	19%	5%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
12

	LVIP Vanguard International Equity ETF Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.883	$ 12.440	$ 11.445	$ 9.641	$ 11.585
Income (loss) from investment operations:
Net investment income[1]	0.265	0.361	0.189	0.309	0.258
Net realized and unrealized gain (loss)	(2.436)	0.626	1.024	1.801	(1.986)
Total from investment operations	(2.171)	0.987	1.213	2.110	(1.728)
Less dividends and distributions from:
Net investment income	(0.257)	(0.333)	(0.218)	(0.306)	(0.216)
Net realized gain	(0.012)	(0.211)	—	—	—
Return of capital	( — )[2]	—	—	—	—
Total dividends and distributions	(0.269)	(0.544)	(0.218)	(0.306)	(0.216)
Net asset value, end of period	$ 10.443	$ 12.883	$ 12.440	$ 11.445	$ 9.641
Total return[3]	(16.83%)	7.89%	10.61%	21.90%	(14.92%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$282,554	$330,229	$281,429	$255,198	$191,711
Ratio of expenses to average net assets[4]	0.51%	0.51%	0.52%	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	2.41%	2.72%	1.77%	2.87%	2.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.36%	2.67%	1.72%	2.82%	2.26%
Portfolio turnover	6%	6%	19%	5%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
13

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP Wellington Capital Growth Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Wellington Capital Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Wellington Capital Growth Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Wellington Capital Growth Fund (the “Fund”) is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.68%	0.68%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.74%	0.99%
Less Fee Waiver[1,2]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.69%	0.94%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.04% on the first $500 million of the Fund’s average daily net assets; and 0.07% of the Fund’s average daily net assets in excess of $500 million. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
2
The Fee Waiver was restated to reflect the current fee waiver of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$70	$232	$407	$914
Service Class	$96	$310	$542	$1,208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
LVIP Wellington Capital Growth Fund1

Principal Investment Strategies
Wellington Management Company LLP (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by primarily investing in equity securities of large U.S. companies and may purchase some medium-cap companies. The Fund may also invest up to 25% of its assets in foreign equity securities.
The Fund invests in stocks of successful, large, growing companies. The Fund’s investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will out-perform the growth indices and, long-term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then coupled with a valuation assessment to evaluate the upside potential for investing in a company.
Using a unique valuation measure in each industry, the Sub-Adviser ranks each stock based on its estimated upside return potential relative to its downside risk. The Sub-Adviser typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below the median.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
2LVIP Wellington Capital Growth Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	30.95%
Lowest Quarterly Return	Q2 2022	(23.75%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Wellington Capital Growth Fund – Standard Class	-33.33%	9.86%	13.69%
LVIP Wellington Capital Growth Fund – Service Class	-33.49%	9.59%	13.41%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	-29.14%	10.96%	14.10%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager

Wellington Management Portfolio Manager	Company Title	Experience with Fund
Andrew J. Shilling	Senior Managing Director and Equity Portfolio Manager	Since May 2004
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
LVIP Wellington Capital Growth Fund3

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Wellington Capital Growth Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.
Wellington Management Company LLP (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund pursues its objective by investing primarily in equity securities of large U.S. companies and may purchase some medium-cap companies. The Fund may also invest up to 25% of its assets in foreign equity securities.
The Fund invests in stocks of successful, large, growing companies. The Fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will out-perform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then coupled with a valuation assessment to evaluate the upside potential for investing in a company.
Using a unique valuation measure in each industry that is based on a proprietary discounted cash flow model, the Sub-Adviser ranks each stock based on its estimated upside return potential relative to its downside risk. The Sub-Adviser typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below the median. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to have greater estimated upside return potential relative to downside risk.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of
5

medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
6

Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio manager are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.64% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partner-
ship with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management
is a professional investment counseling firm which provides investment services to investment compa-
nies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Welling-
ton Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2022, Wellington Management and its investment advisory affili-
ates had investment management authority with respect to approximately $1.15 trillion in assets.

Wellington Manage- ment Portfolio Manager	Andrew J. Shilling is responsible for the day-to-day management of the Fund's assets.

Andrew J. Shilling, CFA, is a Senior Managing Director and Equity Portfolio Manager of Wellington Man-
agement, and has served as the Portfolio Manager for the Fund since 2004. Mr. Shilling joined Wellington
Management as an investment professional in 1994. He holds an M.B.A. from Dartmouth College and is a
Chartered Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
7

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
8

Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
9

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Wellington Capital Growth Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 79.347	$ 74.780	$ 56.741	$ 43.556	$ 45.771
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.055)	(0.237)	(0.103)	(0.006)	(0.001)
Net realized and unrealized gain (loss)	(26.286)	13.140	23.994	17.676	1.127
Total from investment operations	(26.341)	12.903	23.891	17.670	1.126
Less dividends and distributions from:
Net realized gain	(10.879)	(8.336)	(5.852)	(4.485)	(3.341)
Total dividends and distributions	(10.879)	(8.336)	(5.852)	(4.485)	(3.341)
Net asset value, end of period	$ 42.127	$ 79.347	$ 74.780	$ 56.741	$ 43.556
Total return[2]	(33.33%)	17.12%	43.03%	41.38%	1.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$260,526	$380,982	$333,154	$235,426	$171,308
Ratio of expenses to average net assets	0.71%	0.70%	0.71%	0.73%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.73%	0.74%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets	(0.10%)	(0.29%)	(0.16%)	(0.01%)	(0.00%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.13%)	(0.32%)	(0.19%)	(0.04%)	(0.02%)
Portfolio turnover	38%	32%	27%	30%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

10

	LVIP Wellington Capital Growth Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 75.915	$ 72.024	$ 54.949	$ 42.392	$ 44.731
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.187)	(0.420)	(0.256)	(0.135)	(0.122)
Net realized and unrealized gain (loss)	(25.130)	12.647	23.183	17.177	1.124
Total from investment operations	(25.317)	12.227	22.927	17.042	1.002
Less dividends and distributions from:
Net realized gain	(10.879)	(8.336)	(5.852)	(4.485)	(3.341)
Total dividends and distributions	(10.879)	(8.336)	(5.852)	(4.485)	(3.341)
Net asset value, end of period	$ 39.719	$ 75.915	$ 72.024	$ 54.949	$ 42.392
Total return[2]	(33.49%)	16.82%	42.67%	41.03%	1.10%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$347,944	$536,260	$529,852	$419,005	$328,878
Ratio of expenses to average net assets	0.96%	0.95%	0.96%	0.98%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	0.98%	0.99%	1.01%	1.01%
Ratio of net investment (loss) to average net assets	(0.35%)	(0.54%)	(0.41%)	(0.26%)	(0.25%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.38%)	(0.57%)	(0.44%)	(0.29%)	(0.27%)
Portfolio turnover	38%	32%	27%	30%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
12

Lincoln Variable Insurance Products Trust
LVIP Wellington SMID Cap Value Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Wellington SMID Cap Value Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Wellington SMID Cap Value Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Wellington SMID Cap Value Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.79%	0.79%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.88%	1.13%
Less Fee Waiver[1]	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.79%	1.04%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.115% of the first $100 million of the Fund’s average daily net assets; and 0.075% of the Fund's average daily net assets in excess of $100 million. The agreement will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$81	$272	$479	$1,076
Service Class	$106	$350	$614	$1,367
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
LVIP Wellington SMID Cap Value Fund1

Principal Investment Strategies
Wellington Management Company LLP (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal circumstances, invests at least 80% of its total assets in equity securities of mid-cap companies. Mid-cap companies are defined for this purpose as companies whose market capitalization equals or exceeds $500 million but does not exceed the largest company as ranked by market capitalization within the Russell Midcap® Index. The capitalization of the largest company within the Russell Midcap® Index was 55.90 billion as of March 15, 2023. The Fund may also invest in equity securities of some small-cap companies. The Fund focuses on those stocks that have below average price-to-earnings ratios at the time of purchase. These companies are generally established companies that may not be well-known to the public. While the Fund primarily focuses on investing in U.S. companies, the Fund may also invest up to 20% of its total assets in securities of foreign issuers, including investments in emerging markets. The Fund also may utilize currency-related instruments to manage currency risk.
The Fund pursues its objective by investing mainly in equity securities of mid-size companies that exhibit traditional value characteristics. Value companies are companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. In addition, these companies may have under-appreciated assets, or be involved in company turn-arounds or corporate restructurings.
The Sub-Adviser attempts to identify those companies that have fundamental investment appeal in terms of security appreciation, business strategy, market positioning, quality of management, or improving industry conditions. The Fund's investment strategy employs a contrarian approach to stock selection, favoring equity securities of mid-size companies that appear to be misunderstood or overlooked in the marketplace.
The Fund typically sells a stock when the stock approaches its target price, company fundamentals deteriorate and/or when the Sub-Adviser believes that alternative stocks offer better risk/reward potential.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
•
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks
2LVIP Wellington SMID Cap Value Fund

resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	28.27%
Lowest Quarterly Return	Q1 2020	(33.29%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Wellington SMID Cap Value Fund – Standard Class	-10.00%	5.56%	9.17%
LVIP Wellington SMID Cap Value Fund – Service Class	-10.23%	5.29%	8.90%
Russell 2500TM Value Index (reflects no deductions for fees, expenses or taxes)	-13.08%	4.75%	8.93%
LVIP Wellington SMID Cap Value Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager

Wellington Management Portfolio Manager	Company Title	Experience with Fund
Greg J. Garabedian	Senior Managing Director and Equity Portfolio Manager	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Wellington SMID Cap Value Fund

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
Wellington Management Company LLP (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund, under normal circumstances, invests at least 80% of its total assets in equity securities of mid-cap companies. Mid-cap companies are defined for this purpose as companies whose market capitalization equals or exceeds $500 million but does not exceed the largest company as ranked by market capitalization within the Russell Midcap® Index. The capitalization of the largest company within the Russell Midcap® Index was $55.90 billion as of March 15, 2023. The Fund may also invest in equity securities of some small-cap companies. These companies are generally established companies that may not be well-known to the public. While the Fund primarily focuses on investing in U.S. companies, the Fund may also invest up to 20% of its total assets in securities of foreign issuers, including investments in emerging markets. The Fund also may utilize currency-related instruments to manage currency risk.
The Fund pursues its objective by investing mainly in equity securities of mid-size companies that exhibit traditional value characteristics. Value companies are companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. In addition, these companies may have under-appreciated assets, or be involved in company turn-arounds or corporate restructurings. The Sub-Adviser attempts to identify those companies that have fundamental investment appeal in terms of security appreciation, business strategy, market positioning, quality of management, or improving industry conditions.
The Fund's investment strategy employs a contrarian approach to stock selection, favoring equity securities of mid-size companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices. Valuation techniques are a key component of the Fund's investment approach. A target price is established for each stock by combining proprietary earnings estimates with expected price/earnings multiples. Current holdings and purchase candidates are continually ranked by appreciation potential. Stock selection is price-driven in that securities are purchased and sold primarily on the basis of the Sub-Adviser's estimate of their relative return/appreciation potential.
The Fund typically sells a stock when the stock approaches its target price, company fundamentals deteriorate and/or when the Sub-Adviser believes that alternative stocks offer better risk/reward potential.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in stocks of mid-cap companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks may decline due to general weakness or volatility in the stock markets or because of factors that affect a particular company or industry. Stock declines may result from, among other things, political, regulatory, market, economic and/or social developments affecting the relevant market(s). In addition, increased inflation, tightening monetary policy or interest rate increases may negatively affect many issuers, which could have an adverse effect on stock prices.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or change in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a
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portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures may exceed the amount invested. There also may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an
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existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LFI from its management fee.
A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio manager are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.71% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partner-
ship with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management
is a professional investment counseling firm which provides investment services to investment compa-
nies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Welling-
ton Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2022, Wellington Management and its investment advisory affili-
ates had investment management authority with respect to approximately $1.15 trillion in assets.

Wellington Manage- ment Portfolio Manager	Greg Garabedian is responsible for the day-to-day management of the Fund's assets.

Greg J. Garabedian is a Senior Managing Director and Equity Portfolio Manager of Wellington Manage-
ment. He has been involved in portfolio management of the Fund since 2018 and has been involved in securities analysis for the Fund since 2006. Mr. Garabedian holds a B.S. from Villanova University and an
M.B.A. from the Wharton School of Business of the University of Pennsylvania.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
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The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Wellington SMID Cap Value Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 31.474	$ 25.906	$ 27.575	$ 22.929	$ 27.870
Income (loss) from investment operations:
Net investment income[1]	0.180	0.139	0.190	0.265	0.173
Net realized and unrealized gain (loss)	(3.536)	7.094	(0.121)	6.599	(4.079)
Total from investment operations	(3.356)	7.233	0.069	6.864	(3.906)
Less dividends and distributions from:
Net investment income	(0.200)	(0.152)	(0.182)	(0.259)	(0.184)
Net realized gain	(3.158)	(1.513)	(1.533)	(1.959)	(0.851)
Return of capital	—	—	(0.023)	—	—
Total dividends and distributions	(3.358)	(1.665)	(1.738)	(2.218)	(1.035)
Net asset value, end of period	$ 24.760	$ 31.474	$ 25.906	$ 27.575	$ 22.929
Total return[2]	(10.00%)	28.20%	1.77%	30.59%	(14.53%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$168,753	$212,471	$153,274	$134,735	$100,655
Ratio of expenses to average net assets	0.79%	0.78%	0.83%	0.83%	0.87%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.88%	0.87%	0.92%	0.92%	0.92%
Ratio of net investment income to average net assets	0.64%	0.46%	0.85%	1.01%	0.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.55%	0.37%	0.76%	0.92%	0.58%
Portfolio turnover	85%	58%	77%	54%	58%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

11

	LVIP Wellington SMID Cap Value Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 31.316	$ 25.785	$ 27.469	$ 22.856	$ 27.780
Income (loss) from investment operations:
Net investment income[1]	0.109	0.062	0.134	0.199	0.104
Net realized and unrealized gain (loss)	(3.519)	7.057	(0.134)	6.570	(4.059)
Total from investment operations	(3.410)	7.119	—	6.769	(3.955)
Less dividends and distributions from:
Net investment income	(0.134)	(0.075)	(0.134)	(0.197)	(0.118)
Net realized gain	(3.158)	(1.513)	(1.533)	(1.959)	(0.851)
Return of capital	—	—	(0.017)	—	—
Total dividends and distributions	(3.292)	(1.588)	(1.684)	(2.156)	(0.969)
Net asset value, end of period	$ 24.614	$ 31.316	$ 25.785	$ 27.469	$ 22.856
Total return[2]	(10.23%)	27.88%	1.52%	30.27%	(14.75%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$132,142	$159,303	$134,098	$125,178	$94,063
Ratio of expenses to average net assets	1.04%	1.03%	1.08%	1.08%	1.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.13%	1.12%	1.17%	1.17%	1.17%
Ratio of net investment income to average net assets	0.39%	0.21%	0.60%	0.76%	0.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.30%	0.12%	0.51%	0.67%	0.33%
Portfolio turnover	85%	58%	77%	54%	58%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Western Asset Core Bond Fund
Standard and Service Class
1301 South Harrison Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2023
LVIP Western Asset Core Bond Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Western Asset Core Bond Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Western Asset Core Bond Fund (the “Fund”) is to maximize total return, consistent with prudent investment management and liquidity needs.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.52%	0.77%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$53	$167	$291	$653
Service Class	$79	$246	$428	$954
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio.
Principal Investment Strategies
Western Asset Management Company (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range
LVIP Western Asset Core Bond Fund1

within 20% of the average duration of the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index (generally, this range is 3 – 7 years). Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).
The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more nationally recognized statistical rating organizations (NRSROs) or unrated securities of comparable quality at the time of purchase (as determined by the Sub-Adviser). These securities are known as “investment grade securities.” The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities. The Fund may invest up to 25% of its assets in investment grade, dollar-denominated foreign investments (including emerging markets investments).
The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include, but are not limited to, futures, options and swaps.
In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time.
The Fund may engage in frequent and active trading of portfolio investments.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•
IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain. The anticipated discontinuation of LIBOR and the
2LVIP Western Asset Core Bond Fund

potential abandonment of similar rates could affect the value, volatility and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
•
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
•
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
•
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
LVIP Western Asset Core Bond Fund3

Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	6.23%
Lowest Quarterly Return	Q1 2022	(7.67%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	Since Inception	Inception Date
LVIP Western Asset Core Bond Fund – Standard Class	-16.42%	-0.42%	-0.16%	7/14/16
LVIP Western Asset Core Bond Fund – Service Class	-16.62%	-0.67%	-0.41%	7/14/16
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	0.07%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Western Asset Management Company, LLC (“Western Asset”)
Portfolio Managers

Western Asset Portfolio Managers	Company Title	Experience with Fund
John Bellows	Portfolio Manager	Since July 2016
S. Kenneth Leech	Chief Investment Officer	Since July 2016
Mark S. Lindbloom	Portfolio Manager	Since July 2016
Frederick R. Marki	Portfolio Manager	Since May 2018
Julien Scholnick	Portfolio Manager	Since July 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
4LVIP Western Asset Core Bond Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Western Asset Core Bond Fund5

Additional Information about the Fund
Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to maximize total return, consistent with prudent investment management and liquidity needs. This objective is non-fundamental and may be changed without shareholder approval.
Western Asset Management Company (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average duration of the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index (generally, this range is 3 – 7 years). Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).
The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more nationally recognized statistical rating organizations (NRSROs) or unrated securities of comparable quality at the time of purchase (as determined by the Sub-Adviser). The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities. The Fund may invest up to 25% of its net assets in investment grade, dollar-denominated foreign investments (including emerging markets investments).
The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include, but are not limited to, futures, options, swaps, and the instruments discussed below.
In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time.
The Fund may engage in frequent and active trading of portfolio investments.
Maturity and duration
The Fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
Under normal market conditions the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average duration of the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index (generally, this range is 3-7 years). The dollar-weighted average effective duration of the Fund may fall outside of its expected range due to market movements. If this happens, the Fund’s Sub-Adviser will take action to bring the Fund’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.
Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.
Generally, the longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
Credit quality
The Fund currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the Sub-Adviser). These securities are known as “investment grade securities.” The continued holding of a security downgraded below its rating at the time of purchase will be evaluated on a case by case basis. As a result, the Fund may from time to time hold debt securities that are rated below investment grade in excess of the amounts described in its investment limitations. Securities rated below investment grade (i.e., securities rated below the Baa/BBB categories) are commonly known as “junk bonds” or “high yield securities.” To the extent not addressed above, in the event that NRSROs assign different ratings to the same security, the Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time.
Rating categories may include sub-categories or gradations indicating relative standing.
6

Derivatives
The Fund may engage in a variety of transactions using derivatives, such as futures, options (including options on credit default swaps), swaps (including interest rate swaps and buying and selling credit default swaps), forwards, warrants and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the Fund for any of the following purposes:
•
As a hedging technique in an attempt to manage risk in the Fund’s portfolio
•
As a substitute for buying or selling securities
•
As a means of changing investment characteristics of the Fund’s portfolio
•
As a cash flow management technique
•
As a means of attempting to enhance returns
•
As a means of providing additional exposure to types of investments or market factors
The Fund may sell protection on debt securities by entering into credit default swaps. In these transactions, the Fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The Fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the Fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the Fund. Certain derivative transactions may have a leveraging effect on the Fund.
When the Fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions. Such segregation will not limit the Fund’s exposure to loss, however, and the Fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Fund’s derivative exposure. If the segregated assets represent a large portion of the Fund’s portfolio, this may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivatives and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The Fund may use one or more types of these instruments to the extent consistent with its 80% policy.
The Fund’s Sub-Adviser may choose not to make use of derivatives.
Fixed income securities
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.
Other investments
The Fund may also use other strategies and invest in other securities that are described, along with their risks, in the statement of additional information (“SAI”). However, the Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the Fund may invest in new types of securities and instruments.
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Percentage and other limitations
For purposes of the Fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The Fund’s compliance with its investment limitations and requirements described in this prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in debt securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities. These factors may include reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions.
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to, changes to central bank or government monetary policies and general economic conditions. These factors are especially relevant when interest rates are at low levels. Very low rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Foreign governments may impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and
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their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; less developed auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bilaterally negotiated contracts, central clearing will not make swap transactions risk-free.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not
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track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the “COVID-19” strain of the coronavirus, which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund.
Management and Organization
The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LFI (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LFI and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LFI.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LFI has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.
Investment Adviser and Sub-Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) is the Fund’s investment adviser. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LFI had more than $100.3 billion in assets under management.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LFI. LFI may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LFI from its management fee.
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A description of LFI (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LFI (aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2022 was 0.45% of the Fund's average net assets).
Sub-Adviser
Western Asset Management Company, LLC (“Western Asset”), established in 1971, has offices at 385 East
Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.
Western Asset is a wholly owned subsidiary of Franklin Resources, Inc. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.
As of December 31, 2022, the total assets under management of Western Asset and its supervised affili-
ates were approximately $395 billion.

Western Asset Portfolio Managers	John Bellows, S. Kenneth Leech, Mark Lindbloom, Frederick Marki, and Julien Scholnick are responsible for the day-to-day management of the Fund's assets.

John L. Bellows, Ph.D., is a Portfolio Manager/Research Analyst with Western Asset. Mr. Bellows joined
Western Asset in 2012. Prior to joining Western Asset, Mr. Bellows held the positions of Acting Assistant
Secretary for Economic Policy; Deputy Assistant Secretary for Microeconomic Analysis and Senior Advisor
in the Office of Economic Policy at the U.S. Department of the Treasury. Mr. Bellows holds a B.A. in eco-
nomics from Dartmouth College and a Ph.D. in economics from the University of California, Berkeley.

S. Kenneth Leech is the Chief Investment Officer of Western Asset and joined Western Asset in 1990. As
CIO, Mr. Leech leads Western Asset’s investment efforts and is responsible for the development and coor-
dination of firm wide investment strategies. He holds a B.A., B.S., and M.B.A. from the Wharton School of the University of Pennsylvania.

Mark S. Lindbloom is a Portfolio Manager with Western Asset. Mr. Lindbloom joined Western Asset in 2005. He holds a B.S. from Rider University and an M.B.A. from Pace University.
Frederick R. Marki is a Portfolio Manager with Western Asset. Mr. Marki joined Western Asset in 2005. He holds a B.S. from the Massachusetts Institute of Technology as well as the CCFA designation.

Julien A. Scholnick, CFA, is a Portfolio Manager with Western Asset. Mr. Scholnick joined Western Asset in 2003. He holds a B.A. from the University of California in Los Angeles and an M.B.A. from Cornell Uni-
versity. Mr. Scholnick is a Chartered Financial Analyst® (CFA) Charterholder.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2022.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”
In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance.
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The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Market Timing
Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.
Investors may seek to exploit delays between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LFI, the transaction may adversely affect the Fund or its shareholders.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.
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Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LFI and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.
Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report dated December 31, 2022, which is available upon request.

	LVIP Western Asset Core Bond Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.197	$ 10.782	$ 10.116	$ 9.415	$ 9.862
Income (loss) from investment operations:
Net investment income[1]	0.228	0.169	0.217	0.276	0.262
Net realized and unrealized gain (loss)	(1.893)	(0.352)	0.692	0.710	(0.367)
Total from investment operations	(1.665)	(0.183)	0.909	0.986	(0.105)
Less dividends and distributions from:
Net investment income	(0.271)	(0.235)	(0.243)	(0.283)	(0.293)
Net realized gain	—	(0.159)	—	—	—
Return of capital	—	(0.008)	—	(0.002)	(0.049)
Total dividends and distributions	(0.271)	(0.402)	(0.243)	(0.285)	(0.342)
Net asset value, end of period	$ 8.261	$ 10.197	$ 10.782	$ 10.116	$ 9.415
Total return[2]	(16.42%)	(1.72%)	9.00%	10.48%	(1.03%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,494,224	$1,971,350	$1,868,293	$1,748,824	$1,585,597
Ratio of expenses to average net assets	0.52%	0.50%	0.51%	0.51%	0.52%
Ratio of net investment income to average net assets	2.53%	1.61%	2.06%	2.75%	2.71%
Portfolio turnover	128%	129%	225%	159%	176%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

15

	LVIP Western Asset Core Bond Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.181	$ 10.768	$ 10.107	$ 9.413	$ 9.866
Income (loss) from investment operations:
Net investment income[1]	0.205	0.143	0.190	0.251	0.236
Net realized and unrealized gain (loss)	(1.889)	(0.352)	0.691	0.709	(0.364)
Total from investment operations	(1.684)	(0.209)	0.881	0.960	(0.128)
Less dividends and distributions from:
Net investment income	(0.248)	(0.212)	(0.220)	(0.264)	(0.279)
Net realized gain	—	(0.159)	—	—	—
Return of capital	—	(0.007)	—	(0.002)	(0.046)
Total dividends and distributions	(0.248)	(0.378)	(0.220)	(0.266)	(0.325)
Net asset value, end of period	$ 8.249	$ 10.181	$ 10.768	$ 10.107	$ 9.413
Total return[2]	(16.62%)	(1.97%)	8.73%	10.21%	(1.27%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$397,081	$498,962	$404,800	$272,881	$125,802
Ratio of expenses to average net assets	0.77%	0.75%	0.76%	0.76%	0.77%
Ratio of net investment income to average net assets	2.28%	1.36%	1.81%	2.50%	2.46%
Portfolio turnover	128%	129%	225%	159%	176%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP American Balanced Allocation Fund
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Allocation Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American Income Allocation Fund
LVIP American International Fund
LVIP American Preservation Fund
LVIP BlackRock Global Allocation Fund
LVIP Delaware Wealth Builder Fund
LVIP JPMorgan Retirement Income Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP Structured Conservative Allocation Fund
LVIP Structured Moderate Allocation Fund
LVIP Structured Moderately Aggressive Allocation Fund
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP T. Rowe Price 2060 Fund
LVIP Vanguard Bond Allocation Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
1301 South Harrison Street
Fort Wayne, Indiana 46802
Statement of Additional Information May 1, 2023
This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption — referred to as “Funds”—of Lincoln Variable Insurance Products Trust. The LVIP American Global Growth, LVIP American Global Small Capitalization, LVIP American Growth, LVIP American Growth-Income and LVIP American International Funds (the “Master Feeder Funds”) offer Service Class II shares. Each other Fund offers two classes of shares: Standard Class and Service Class.
Each Fund’s most recent Annual Report to shareholders, which contains each Fund’s audited financial statements, is incorporated herein by reference. This SAI should be read in conjunction with each Fund’s prospectus dated May 1, 2023, as may be amended or supplemented. You may obtain a copy of a Fund's prospectus and annual or semi-annual report upon request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 800-4-LINCOLN (454-6265).

[THIS PAGE INTENTIONALLY LEFT BLANK]

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Description of the Trust and the Funds
Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Prior to April 30, 2003, each fund in the Trust in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003.
Each of the Funds is diversified within the meaning of the Investment Company Act of 1940 (“1940 Act”).
References to “Adviser” in this SAI include both Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) and a Fund's sub-adviser (if applicable) unless the context otherwise indicates.
The following Funds have changed their name within the past five years:
Current Fund Name	Former Fund Name	Date of Name Change
LVIP Structured Conservative Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	April 11, 2023
LVIP Structured Moderate Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	April 11, 2023
LVIP Structured Moderately Aggressive Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund	April 11, 2023
LVIP T. Rowe Price 2020 Fund	LVIP Managed Risk Profile 2020 Fund	February 1, 2018
LVIP T. Rowe Price 2030 Fund	LVIP Managed Risk Profile 2030 Fund	February 1, 2018
LVIP T. Rowe Price 2040 Fund	LVIP Managed Risk Profile 2040 Fund	February 1, 2018
LVIP T. Rowe Price 2050 Fund	LVIP Managed Risk Profile 2050 Fund	February 1, 2018
LVIP Vanguard Bond Allocation Fund	LVIP Dimensional/Vanguard Total Bond Fund	May 1, 2021
Master Feeder Structure
Each of the Master Feeder Funds operates as a “Feeder Fund” which means that the Feeder Fund does not buy investment securities directly. Instead, it invests in a “Master Fund” which in turn purchases investment securities. Each Feeder Fund has essentially the same investment objective and limitations as its Master Fund. Each Master Fund is a series of American Funds Insurance Series® (“American Funds”). Each Feeder Fund will purchase Class 1 shares of the corresponding Master Fund as set forth below:
Feeder Fund	American Funds Master Fund
LVIP American Global Growth Fund	Global Growth Fund (Class 1 Shares)
LVIP American Global Small Capitalization Fund	Global Small Capitalization Fund (Class 1 Shares)
LVIP American Growth Fund	Growth Fund (Class 1 Shares)
LVIP American Growth-Income Fund	Growth-Income Fund (Class 1 Shares)
LVIP American International Fund	International Fund (Class 1 Shares)
As a shareholder in a Master Fund, a Feeder Fund bears its ratable share of the Master Fund's expenses including advisory and administration fees. A Feeder Fund may withdraw its entire investment from a Master Fund at any time the Trust's Adviser, subject to approval of the Board of Trustees, decides it is in the best interest of the shareholders of the Feeder Fund to do so.
The Board of Trustees of the Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund's performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.
The investment adviser for the Master Funds is Capital Research and Management CompanySM (“CRMC”), an investment management organization founded in 1931. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc. In addition to selling its shares to a fund, each Master Fund has and may continue to sell its shares to insurance company separate accounts, other mutual
4

funds or other accredited investors (“Interestholders”). The expenses and, correspondingly, the returns of other Interestholders in a Master Fund may differ from those of the corresponding feeder fund.
The Statement of Additional Information for the Master Funds is delivered together with this SAI.
Fundamental Investment Restrictions
Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. In effecting its fundamental policies and investment restrictions, each Fund (with the exception of LVIP BlackRock Global Allocation Fund and LVIP Delaware Wealth Builder Fund) will look through to the portfolio holdings of any underlying funds in which it invests. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio (except for fundamental investment restriction 2 regarding borrowing).
Each Fund may not:
1.
Make investments that will result in the concentration — as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof — of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
2.
Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.
3.
Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
4.
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.
6.
Make loans of any security or make any other loan if, as a result, more than 33 1∕3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.
7.
With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.
The Securities and Exchange Commission’s (“SEC”) staff has taken the position that, for purposes of the concentration disclosure requirement, a fund investing more than 25% of its assets in an industry may be concentrating in that industry. See Registration Form Used by Open-End Management Investment Companies, Investment Company Act Release No. 23064 (Mar. 13, 1998), at note 163. Notwithstanding fundamental investment restriction 1 above, a Fund may concentrate in a particular industry to the extent that such concentration results from the Fund’s tracking or replication of an index.
The 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires an open-end fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage generally means the ratio that the value of a fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
“Senior securities” are generally fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks. A fund also may borrow an amount equal to
5

up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings would not be considered senior securities.
Manager of Managers
Certain of the Funds employ a “manager of managers” structure, which means that the Fund’s investment adviser may delegate the management of some or all of the Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Trust has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Funds’ investment adviser – with Board approval – to enter into and amend a sub-advisory agreement for a Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, a Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Funds’ Adviser is not permitted to hire affiliated sub-advisers without shareholder approval.
The Funds have also received an SEC exemptive order (Investment Company Release Nos. 34727 and 34749) which permits the Funds’ Board of Trustees to approve new sub-advisory agreements or material amendments to an existing sub-advisory agreement at a meeting that is not in person, provided that the conditions of the order are satisfied. These conditions include, among others, the requirements that: (i) the Trustees will be able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting; (ii) management will represent that the materials provided to the Board include the same information the Board would have received if approval were sought at an in-person meeting; (iii) the need for considering the proposal at a non-in-person meeting will be explained to the Board; and (iv) the Trustees will have the opportunity to object to considering the proposal at a non-in-person meeting (in which case, the Board will consider the proposal at an in-person meeting unless the objection is rescinded).
What are the Underlying Funds?
Certain of the Funds are fund of funds (“Fund of Funds”), which means that the Fund of Funds invests some or all of its assets in one or more other mutual funds or exchange-traded funds (“Underlying Fund”). For this structure, the Fund of Funds may rely on certain federal securities laws that generally permit a fund to invest in affiliated and non-affiliated funds within certain percentage limitations and in other securities that are not issued by mutual funds. The Trust also has received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit the Fund of Funds to acquire shares of affiliated and non-affiliated funds beyond the statutory limits, subject to certain conditions. The Fund of Funds may also rely on an exemptive order from the SEC issued to a sub-adviser or an Underlying Fund.
Each Fund of Funds’ relative weightings in the Underlying Funds will vary over time. The Fund of Funds are not required to invest in any particular underlying fund. The Adviser or sub-adviser, as appropriate, may add, eliminate or replace underlying funds at any time and without notice and may invest in affiliated or non-affiliated funds or other types of investment securities.
In 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain SEC exemptive relief permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which permits such investments in excess of statutory limits, subject to certain conditions. The Fund of Funds began relying on Rule 12d1-4 as of January 19, 2021, the compliance date for the Rule.
Additional Investment Strategies and Risks
The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund's prospectus.
Master Funds. The investment techniques and associated risks of each Master Fund are described in the prospectus and statement of additional information for the Master Funds.
Feeder Funds. Each Feeder Fund's prospectus discusses the Feeder Fund's principal investment strategies used to pursue the Feeder Fund's investment objective and the risks of those strategies. The following supplements the discussion in the Feeder Funds' prospectuses and in the Master Funds' prospectuses and statement of additional information of the investment strategies, policies and risk of each Feeder Fund and its Master Fund. Because a Feeder Fund invests all of its assets in a Master Fund, it only holds a beneficial interest in shares of the Master Fund. Each Master Fund invests directly in individual securities of other issuers. These investment strategies and policies are not fundamental and may be changed without approval of the shareholders of the Feeder Funds. The statement of additional information for the Master Funds is delivered together with this SAI.
Unless otherwise stated in the prospectus, investment strategies and techniques are generally discretionary. This means a Fund’s Adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume
6

that any particular discretionary investment technique or strategy will always or ever be employed by the Adviser to the Funds or by other mutual funds in which a Fund invests.
The Fund of Funds do not invest directly in most of the securities and other instruments described below, but are still subject to certain risks through investing in Underlying Funds.
Information relating to an Underlying Fund is as of the Underlying Fund’s most recent prospectus and SAI. For additional and more current information regarding each Underlying Fund, investors should read the Underlying Fund’s current prospectus and SAI.
Below describes additional information concerning the investment strategies that the Funds may employ, either principal or discretionary, and the risks of those investment strategies.
All Funds Investments
The following additional investment strategy and risk information relates to all Funds.
Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.
The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s investment portfolio. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund's return and may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.
Cybersecurity. The use of technology is more prevalent in the financial industry, including the Funds’ management and operations, than in other industries. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. A cybersecurity breach may result in:
•
Financial losses to the Funds and shareholders;
•
The inability of the Funds to timely process transactions or conduct trades;
•
Delays or mistakes in materials provided to shareholders;
•
Errors or delays in the calculation of Funds’ net asset values;
•
Violations of privacy and other laws (including those related to identity theft);
•
Regulatory fines, penalties and reputational damage; and
•
Compliance and remediation costs, legal fees and other expenses.
In addition, the noted risks may adversely impact LFI, a Fund’s sub-adviser, if any, the Funds’ principal underwriter, administrator and other service providers to the Funds, as well as financial intermediaries (e.g., insurance company record holders) and parties with which the Funds do business. These risks, in turn, could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, especially as different or unknown risks may emerge in the future. This is particularly the case because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact. There is also the risk that cybersecurity breaches may not be detected.
Environment, Social, and Governance (“ESG”). Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in its prospectus, the Fund’s investment process may integrate ESG factors with traditional fundamental factors. The weight given to any particular ESG factor varies across asset classes, sectors, and strategies and no one factor is determinative. When integrating ESG factors into the investment process, the Fund may rely on third-party data believed to be reliable, but the accuracy of such third-party data is not guaranteed. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable, which may adversely impact the investment process. Moreover, ESG information, regardless of its source, is
7

mostly based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Fund believes that consideration of ESG factors has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the consideration of ESG factors will result in better performance. Investor views on positive or negative ESG characteristics can differ, and the current lack of common standards may result in different approaches to considering ESG factors. Accordingly, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A Fund’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser determines the liquidity of investments purchased by the Funds, subject to the Fund’s liquidity risk management program, as approved by the Board of Trustees.
The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail themselves of Rule 144A under the Securities Act of 1933, which permits the Funds to purchase securities which have been privately placed and resell such securities to qualified institutional buyers. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.
If the value of a Fund’s assets invested in illiquid investments at any time exceeds the limitation on illiquid investments, the Fund will take actions, if any are appropriate, to maintain adequate liquidity.
Investment in Securities of Other Investment Companies. Under the 1940 Act, a Fund (other than a fund of funds) generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and unregistered investment companies.
A Fund operating as a “fund of funds” may rely on certain federal securities laws to permit it to invest in affiliated investment companies without limit, non-affiliated investment companies within the statutory limits described above and in other securities that are not issued by investment companies. The Funds have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit a Fund to acquire shares of affiliated and non-affiliated investment companies beyond the statutory limits described above, subject to certain conditions.
If a Fund invests its assets in shares of underlying funds, the Fund is exposed to the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. A Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying funds.
In 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain SEC exemptive relief permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which permits such investments in excess of statutory limits, subject to certain conditions. The Fund of Funds began relying on Rule 12d1-4 as of January 19, 2021, the compliance date for the Rule.
Lincoln National Corporation (LNC) Securities. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide. The Funds are prohibited from directly purchasing securities issued by LNC or any affiliate thereof, except that a Fund may hold shares of LNC or affiliates thereof if the Fund is an index fund (or invests in an index fund) whose investment strategies seek to track the investment performance of a broad-based index. A Fund may indirectly hold shares of LNC or affiliates thereof if the Fund invests in underlying funds which are not advised by affiliates of LNC.
Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.
Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific
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merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.
Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact an investment's yield. A Fund may invest in collective investment vehicles, the assets of which consist principally of money market instruments.
Operational Risk. Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund and the adviser (and sub-adviser, if any) seek to reduce these operational risks through controls and procedures. However, these measures do not completely eliminate such risk or address every possible risk and may be inadequate to address significant operational risks.
Pledging Assets. A Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for derivative instruments shall not be subject to the foregoing 15% requirement.
Private companies. The Funds may invest in private companies which can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent a Fund from selling their company shares for a period of time following the public offering.
Investments in private companies can offer a Fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.
Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. Certain Funds may also invest in purchase and sale contracts. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.
Because a reverse repurchase agreement may constitute borrowing, while a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the adviser deems creditworthy. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.
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Short Sales. A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to the risk that the counterparty will not be able to meet its obligations.
When a Fund enters into a short sale against the box, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated Instruments held at the time of the short sale and if certain other conditions are satisfied.
Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, including but not limited to, holding a substantial portion of the Fund's assets in cash or cash equivalents, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. If a Fund does so, different factors could affect performance and a Fund may not achieve its investment objectives.
Equity Investments
The following additional investment strategy and risk information relates to each Fund that may invest in equity securities.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the
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stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities generally are interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Equity Securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants. Equity securities may decline due to general market conditions, which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities.
Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated and the general risk that domestic and global economies have historically risen and fallen in periodic cycles. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.
Exchange-Traded Funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may invest in ETFs as a principal investment strategy and the Funds may also purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in the market for shares of an ETF could result in it being more volatile. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (NAV), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times. Furthermore, bid/ask spreads and the resulting premium or discount to NAV of the ETF’s shares may widen during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither LFI nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
The Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in ETFs that are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts.  These ETFs are typically structured as grantor trusts and are not registered under the 1940 Act or subject to the regulations thereunder. The value of investments in ETFs that invest directly in commodities (including, but not limited to gold, silver, platinum or other precious metals), relates directly to the value of the commodities held by the ETF, and such ETFs have risks similar to direct investments in those commodities.  A significant portion of commodities are controlled by governments, central banks, hedge funds and other institutions.  If one or more of these institutions decides to sell a large quantity of a commodity, it could cause a decline in price of the commodity.  Should the speculative community take a negative view towards a commodity, it could also cause a decline in price of the commodity.  Other factors that may affect the price of a commodity include global supply and demand, political or financial events, investors' expectations with respect to the rate of inflation, currency exchange rates, interest rates, and the trading activities of hedge funds and commodity funds.
ETF Authorized Participant Concentration Risk. For an underlying exchange-traded fund, only an “authorized participant” may engage in creation or redemption transactions directly with the ETF. The ETF may have a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the ETF and no other authorized participant is able to step forward to create or redeem “creation units,” the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may
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be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a Fund which expire without being exercised will result in a loss to the Fund.
Fixed Income Investments
The following additional investment strategy and risk information relates to each Fund that may invest in fixed-income securities.
Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors, including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing any credit enhancement. If the required payments of principal and interest are not made to the trust with respect to the underlying loans after the credit enhancement is exhausted, certificate holders may experience losses or delays in payment.
For many asset-backed securities, the cash flows from the pool are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the pool and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from an asset-backed security typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, asset-backed security tranches can experience substantial losses.
In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.
A Fund may invest in each of collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (SPE) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create synthetic exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced fire sale liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed-income securities
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may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers. The rate of interest on a fixed-income security may be fixed, floating or variable. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The income earned by a Fund on investments in floating and variable rate securities will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus, a Fund’s income on such investments will be more unpredictable than the income earned on such investments with a fixed rate of interest.
Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.
As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the values of debt securities typically increase. In periods of rising interest rates, the values of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of a Fund’s shares to fluctuate in value.
A Fund’s share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services LLC (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.
Delayed Delivery and When-Issued Securities and Forward Commitments. Some Funds may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.
Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs are typically notes representing senior, unsecured, unsubordinated debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (reference instrument) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the
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assets underlying the reference instrument that the ETN seeks to track. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how a Fund characterizes and treat ETNs for tax purposes.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Floating Rate Debt Investments (LIBOR). The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the UK Financial Conduct Authority (“FCA”) publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On December 16, 2022, the Fed adopted a final rule that identifies the Secured Overnight Financing Rate (“SOFR”) as the replacement for USD LIBOR. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund. Additionally, alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
High Yield Fixed-Income Securities (“Junk” Bonds). Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed-income securities (commonly referred to as high yield bonds or “junk” bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.
High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.
The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws also may have a negative impact on the market for high yield bonds.
The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be “fair valued” in accordance with a Fund's procedures. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or
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other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. The rate of interest on a loan may be fixed, floating or variable. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower’s failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans directly or through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate (CMBS) or residential properties (RMBS). Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.
Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. CMOs and REMICs issued by private entities — so-called “non-agency mortgage-backed securities”—are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi- class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.
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Fannie Maes and Freddie Macs are pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. However, in 2008, due to concerns related to the mortgage crisis, the Federal Housing Finance Agency placed these agencies into conservatorship and the U.S. government provided them with financial support.
The Federal Housing Finance Agency and the White House have made public statements regarding plans to consider ending the conservatorship of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on their creditworthiness and guarantees of certain mortgage-backed securities. Should Fannie Mae's and Freddie Mac's conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund. In addition, under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain. There is no assurance that the U.S. government or its agencies will provide Freddie Mac or Fannie Mae with financial support in the future.
The value of mortgage-related securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.
Municipal Bonds. A Fund may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (Municipal Bonds). A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (State Municipal Bonds). A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (Non-Municipal Tax-Exempt Securities). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Other types of Municipal Bonds include, but are not limited to, moral obligation bonds, municipal notes, municipal lease obligations, tender option bonds, variable rate demand obligations, municipal interest rate swap transactions, insured municipal bonds and Build America bonds.
The issuer of Municipal Bonds pays a fixed, floating or variable rate of interest, and must repay the principal at maturity. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivatives.
The value of the Municipal Bonds may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers. There will be a limited market for certain Municipal Bonds and a Fund could face illiquidity risks.
Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the
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interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The two principal classifications of Municipal Bonds are general obligation and revenue or special obligation bonds, which latter category includes private activity bonds (or industrial development bonds under pre-1986 law).
Real Estate Investment Trusts (“REITs”). Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain an exemption from the 1940 Act. For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITS may be entitled to the deduction.
Real Estate Securities. A Fund investing significantly in the global real estate industry may carry a much greater risk of adverse developments in the real estate industry than a fund that invests less significantly in that industry. Real estate values rise and fall in response to a variety of factors, including: local, regional, and national and global economic conditions; interest rates; tax and insurance considerations; changes in zoning and other property-related laws; environmental regulations or hazards; overbuilding; increases in property taxes and operating expenses; or value decline in a neighborhood. When economic growth is slow, demand for property decreases and prices may decline.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
U.S. Government Securities. A Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). The guarantee by the U.S. Government may be affected by ongoing debt negotiations and related uncertainty or debt default.
Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.
U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.
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A Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.
A Fund may invest in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.
In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.
Foreign Investments
The following additional investment strategy and risk information relates to each Fund that may invest in foreign securities.
Foreign Currency Transactions. A Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A Fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). A Fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward contract with respect to a currency where the Fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge). Certain Funds may also invest in currency forwards to gain exposure to a particular currency or to enhance returns.
A Fund may enter into forward contracts to shift its investment exposure from one currency to another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.
Successful use of currency management strategies will depend on the adviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the adviser anticipates. For example, if a currency’s value rose at a time when the adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.
Forward Foreign Currency Contract Risk. A Fund may use forward foreign currency contracts to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. These forward contracts are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the fund’s holdings, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A
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contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.
Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments and therefore may reduce the value of foreign investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may be difficult to enforce legal rights in foreign countries.
Investing abroad involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, tariffs, trade embargoes or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability or collapse, military action or unrest, terrorism, regional conflicts, war or adverse diplomatic developments, which could negatively impact investments in those countries. The foreign countries in which a Fund invests may become subject to economic and trade sanctions or embargoes imposed by the U.S. or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.
Investing in emerging markets involves additional risks. An “emerging market company” generally is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase. The countries included in this definition will change over time. Foreign investment considerations generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. In many emerging markets, including China, there also is substantially greater risk that company disclosures will be incomplete or misleading and, in the event of investor harm, substantially less access to recourse, in comparison to U.S. domestic companies. Furthermore, with respect to business operations in China, there are significant risks due to the inability of the Public Company Accounting Board to access the audit work papers of Chinese audit firms. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain.
In addition to investing directly in equity securities, the Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.
On January 31, 2020, the United Kingdom officially withdrew from the EU (commonly known as “Brexit”). Negotiators representing the United Kingdom and EU came to a preliminary trade agreement that took effect on January 1, 2021, but many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of a Funds’ investments and/or on a Funds’ ability to enter into certain transactions or value certain investments. These developments also may make it more difficult for a Fund to exit certain
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investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.
Investments in Russia. Investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions or other similar measures. Other similar measures may include, but are not limited to, banning Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia. Such sanctions or other similar measures – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund’s performance and/or ability to achieve its investment objective. It is also possible that such sanctions or similar measures may prevent U.S.-based entities that provide services to a Fund from transacting with Russian entities. Under such circumstances, a Fund may not receive payments due with respect to certain investments, such as the payments due in connection with the Fund’s holding of a fixed income security. In addition, such sanctions and other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. More generally, investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.
Russia has attempted, and may attempt in the future, to assert its influence in the region surrounding it through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia's economy and Russian issuers of securities in which a Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing, selling and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. Default by the Russian Federation on its sovereign debt will have implications to credit default swaps in relation to the Russian Federation. A Fund’s ability to participate in any resulting credit default swap auction or physical settlement process may be limited by, among other things, sanctions or other similar measures.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia.
Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still can occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. These services may be carried out by the companies themselves or by registrars located throughout Russia. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence, or even mere oversight.
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While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent by inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections.
To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. A Fund may also experience difficulty in obtaining and/or enforcing judgments in Russia.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Investing through Stock Connect (China and Hong Kong). Certain Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”) through the Shanghai – Hong Kong Stock Connect program and the Shenzhen - Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain equities via brokers in Hong Kong. Although Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide daily quota limitations, which may prevent a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. Once such daily quota on SSE or SZSE is used up, acceptance of the corresponding buy orders on SSE or SZSE (as applicable) will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the People’s Republic of China (“PRC”) or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. The applicable rules as well as trading, settlement and information technology (“IT”) systems required to operate Stock Connect are continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulations by both Hong Kong and the PRC. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities under Stock Connect, operational arrangements or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although for defaults by Hong Kong brokers occurring on or after January 1, 2020, the Hong Kong Investor Compensation Fund will cover losses incurred by investors with a cap at HK $500,000 per investor with respect to securities traded on a stock market operated by the SSE and/or SZSE and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of the Stock Connect. In the PRC, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. To the extent HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, a Fund has no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses
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resulting from the performance or insolvency of HKSCC. In this event, a Fund may not fully recover its losses and the process could be delayed. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Stock Connect securities in the PRC or elsewhere. Therefore, even though a Fund’s ownership may be ultimately recognized, the Fund may suffer difficulties or delays in enforcing their rights in A-shares. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, a Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, relevant market practice with respect to special segregated accounts is continuing to evolve.
Investing through Bond Connect (China and Hong Kong). Certain Funds may invest in the China Interbank Bond Market (the “CIBM”) through China’s Bond Connect Program (“Bond Connect”) subject to any applicable regulatory limits. Bond Connect is a bond trading and settlement linked program developed by the People’s Bank of China (“PBOC”), Hong Kong Monetary Authority (“HKMA”), China Foreign Exchange Trade System and National Interbank Funding Centre (“CFETS”), China Central Depository and Clearing Co., Ltd. (“CCDC”), Shanghai Clearing House (“SCH”), Hong Kong Exchanges and Clearing Limited and Central Moneymarkets Unit (“CMU”), with the aim of achieving mutual bond market access between China and Hong Kong. For the time being, this program allows eligible Hong Kong and overseas investors to invest in the bonds traded in the CIBM through the northbound trading of Bond Connect (the “Northbound Trade Link”) only.
Eligible Hong Kong and overseas investors may use their own sources of Renminbi in the Chinese offshore market (“CNH”) or convert foreign currencies into the Renminbi to invest in CIBM bonds under Bond Connect. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and Renminbi in respect of such investments. Currently, there is no investment quota for the Northbound Trade Link.
By seeking to invest in the CIBM via Bond Connect, a Fund is subject to the following additional risks:
General Risk. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. Bond Connect requires use of new information technology systems which may be subject to operational risk due to Bond Connect’s cross-border nature. If the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted.
Market Risk. A Fund investing in the CIBM is subject to liquidity, valuation and volatility risks. Market volatility and potential lack of liquidity due to possible low trading volume of certain bonds in the CIBM may result in prices of certain bonds traded in the CIBM fluctuating significantly. The bid and offer spreads of the prices of such bonds may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments. In addition, Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
To the extent that a Fund transacts in the CIBM, the Fund may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by failure to deliver relevant securities or to make payment.
Third Party Agent Risk. Under the Northbound Trading Link, CFETS or other institutions recognized by PBOC (as the registration agents) shall apply for registration with PBOC for the eligible Hong Kong and overseas investors. In addition, CMU (as the offshore custody agent recognized by the HKMA) shall open a nominee account with CCDC/SCH (as the onshore custody agent) as nominee holder of the CIBM bonds purchased by Hong Kong and overseas investors through Bond Connect.
As the relevant filings, registration with PBOC, and account opening have to be carried out by an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), a Fund is subject to the risks of default or errors on the part of such third parties.
Operational Risk. Bond Connect provides a new channel for investors from Hong Kong and overseas to access the CIBM directly. It is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant authorities.
The “connectivity” in Bond Connect requires routing of orders across the border. This requires the development of new information technology systems. There is no assurance that the systems of market participants will function properly or will continue to be
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adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted. A Fund’s ability to access the CIBM (and hence to pursue its investment strategy) may be adversely affected.
Regulatory Risk. The PBOC Bond Connect rules are departmental regulations having legal effect in China. However, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such rules.
Bond Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the relevant authorities in China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Bond Connect.
The regulations are currently untested and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Bond Connect will not be abolished. A Fund which may invest in the CIBM through Bond Connect may be adversely affected as a result of such changes.
Legal/Beneficial Ownership Risk. Where CIBM bonds are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of CMU and CCDC/SCH. CIBM bonds will be held by CMU as a nominee holder of the bonds purchased by foreign investors through Bond Connect. The PBOC has made it clear that the ultimate investors are the beneficial owners of the relevant bonds and shall exercise their rights against the bond issuer through CMU as the nominee holder. While the distinct concepts of nominee holder and beneficial owner are referred to under PBOC rules or regulations, as well as other laws and regulations in China, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such concepts. Therefore, although a Fund's ownership may be ultimately recognized, it may suffer difficulties or delays in enforcing its rights over CIMB bonds.
Tax within China. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in CIBM bonds through Bond Connect could result in unexpected tax liabilities for a Fund. A Fund’s investments in CIBM bonds may cause the Fund to become subject to withholding and other taxes imposed by China.
If a Fund were considered to be a tax resident enterprise of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax on the profits attributable to the permanent establishment. The Adviser intends to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of a Fund.
Unless reduced or exempted by the applicable tax treaties, China generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China.
The Ministry of Finance of China and the State Administration of Taxation of China issued Caishui No. 108 on November 7, 2018 (“Notice 108”), which states that foreign investors will be temporarily exempt from the withholding income tax on their gains derived from CIBM bond interest.
The Adviser or a Fund may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of CIBM bonds and coupon interest income (if any). Notice 108 specifies that foreign investors will also be temporarily exempt from the value added tax exemption on their gains derived from CIBM bond interest. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Adviser or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.
The temporary exemption of withholding tax and value added tax will continue during the period from November 7, 2021 through December 31, 2025. If, in the future, China begins to apply tax rules regarding the taxation of bond interest income derived by foreign investment in CIBM, and/or begins to collect withholding tax and other taxes on such investment, the Adviser or a Fund could be subject to such withholding tax and value added tax
Derivatives Investments
The following additional investment strategy and risk information relates to each Fund that may invest in derivatives.
Derivatives. SEC Rule 18f-4 regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage
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ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds’ securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and the other relevant transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Investment Adviser cannot predict the effects of these requirements on the Funds. The Investment Adviser intends to monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Equity Linked Securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. A Fund may invest up to 10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid. In some instances, investments in equity linked securities may be subject to the Fund's limitation on investments in investment companies.
Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.
Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed and vice versa. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities, equity securities, fixed-income securities or commodities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a Futures Commission Merchant (FCM) when the contract is entered into and to maintain the required variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which can distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of cash price trends by the adviser still may not result in a successful use of futures.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity compared to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price fluctuates by more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and
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potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.
Although a Fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund is required to post cash or other assets as margin that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
Successful use of futures contracts as a hedge is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.
Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each Fund has filed a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) and, therefore, is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act (CEA). Funds operating as “funds of funds” have also claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. These exemptions impose limitations on the amount of commodity interests that may be held directly or indirectly by a Fund.To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. With respect to Funds operating as “funds of funds,” when the temporary exemption expires (which will occur when specific regulatory guidance is issued by the CFTC), each Fund will evaluate whether it continues to be eligible to claim an exclusion from CFTC regulation or if, considering any factors relevant based on the nature of the regulatory guidance when it is issued, it should register and operate under CFTC regulation. Consequently, these Funds may incur additional expenses relating to CFTC compliance.
Indexed Securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-indexed bonds are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
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Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying investments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Common issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Unlike transactions entered into by a Fund in futures contracts and options on futures contracts, certain options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the CBOE Options Exchanges, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corp. (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.
Options on Futures Contracts. A Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.
As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
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Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
The successful use of a Fund’s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although a Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the OCC, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
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Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a Fund were to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.
Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. Stock index futures may be used to hedge the equity portion of a Fund’s securities portfolio with regard to market risk (involving the market’s assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.
Structured Products. A Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.
Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments (commodity-linked notes). Commodity-linked notes may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value
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of a commodity, futures contract, index or other economic variable. The purchase of commodity-linked notes will expose a Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, relatively less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be structured by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Issuers of structured notes include corporations and banks. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, relatively less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.
An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. Another type of swap is an inflation swap in which one party transfers inflation risk to another party through an exchange of cash flows. One of the parties pays a fixed rate tied to a notional principal amount, while the other party pays a floating rate tied to an inflation index.
A cap is a contract for which the buyer pays a fee, or premium, to obtain protections against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.
Swap transactions, caps and floors are typically net basis contracts (i.e., the two payment streams are netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each transaction will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess may be required to be posted as collateral with the counterparty as security for such obligations.
A Fund may enter into a credit default swap (CDS) contract, which is an instrument by which one party transfers to another party the financial risk of a certain credit event as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection given by the seller of the CDS contract, the purchaser of the protection agrees to pay the seller of the protection a periodic premium. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuers of its holdings or to decreases in certain markets. The Fund might also sell protection and use CDS contracts to increase or vary exposure to certain securities or markets. As the seller of protection, in the event a credit event occurs, the seller of protection has the obligation to make the purchaser whole or pay an agreed upon amount in return for the transfer to the seller of protection of the reference securities.
CDS contracts do not involve netting, but require the payment of a premium by the purchaser of protection and if a credit event occurs, the delivery to the seller of protection of the reference securities, securities equal in value to the reference securities or the negotiated monetary value of the obligation. If a credit event occurs, the seller of protection has the obligation to make the purchaser of protection whole or pay an agreed upon amount. The Fund will post cash or other liquid assets as collateral to cover its obligations under the swap transaction.
A Fund may enter into currency swaps. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency.
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The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Fund’s use of these transactions will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
A significant risk in swap transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the ability of the counterparty to meet its contractual obligations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the EU, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”). Currently, some transactions are required to be centrally cleared. Swap transactions that are not centrally cleared may be relatively less liquid than exchange-traded instruments and are subject to margin requirements that will be implemented on a phased-in basis. Central clearing is expected to decrease counterparty risk by interposing the central clearinghouse as the counterparty to each of the parties to the original bi-lateral swap contract.
The Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
More about the LVIP BlackRock Global Allocation Fund. The LVIP BlackRock Global Allocation Fund (the “Fund”) may invest in certain options that have non-standard payout structures or other features. These options, which are sometimes referred to as “non-plain vanilla” or “exotic” options, include, but are not limited to: (i) digital options (otherwise known as binary options or all-or-nothing options), which are cash-settled options that provide for a pre-determined all-or-nothing payment if, at the time of the expiration of the contract, the price of a reference asset exceeds a particular threshold; and (ii) barrier options, which come into existence (knock-in) or cease to exist (knock-out) if the price of a reference asset reaches a particular threshold before the contract's expiration. These options are typically traded over-the-counter (OTC) and entail all of the investment risks associated with OTC options discussed in this SAI. In addition, due to their non-standard terms, these options may have price movements that vary markedly from those of simple put or call options. Non-standard options may be more difficult to value than more standard types of options and may be subject to greater liquidity risk. While some non-standard options have fairly active markets, others are mostly thinly traded instruments. Furthermore, to the extent that the Fund uses options that provide for all-or-nothing payouts (e.g., digital options) for hedging purposes, there may be a heightened risk that the payout will not fully offset the downside risk being hedged. Certain non-standard options are considered swaps, and therefore are included in the definition of “commodity interests.”
More about the LVIP BlackRock Global Allocation Fund Cayman, Ltd (“Subsidiary”). The LVIP BlackRock Global Allocation Fund (the “Fund”) may invest up to 25% of its total assets in the shares of the LVIP BlackRock Global Allocation Fund Cayman, Ltd., its wholly owned and controlled subsidiary (“Subsidiary”). Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and recent Internal Revenue Service (the “IRS”) revenue rulings, as discussed below. The Subsidiary is a company organized under the laws of the Cayman Islands whose registered office is located at the offices of Walkers, 190 Elgin Avenue, George Town, Grand Cayman KYI-9001, Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors, which is comprised of Jayson R. Bronchetti, the President of the Fund, and William P. Flory, Jr., Chief Accounting Officer of the Fund. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.
The Subsidiary is advised by the Adviser. The Adviser has hired BlackRock Investment Management, LLC to serve as sub-adviser to the subsidiary (“Sub-Adviser”). The Adviser provides investment management and administrative services to the Subsidiary. The Adviser or BlackRock does not receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Fund pays the Adviser based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary entered into contracts for the provision of custody and audit services with the same service providers that provide those services to the Fund.
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The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser and BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Directors regarding the Subsidiary’s compliance with its policies and procedures. The Fund and the Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.
The Subsidiary invests primarily in commodity-related instruments. Although the Fund may enter into these commodity-related instruments directly, the Fund will likely gain exposure to these commodity-related instruments indirectly by investing in the Subsidiary. To the extent that the Adviser or Sub-Adviser believes that these commodity-related instruments provide suitable exposure to the commodities market, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.
The Sub-Adviser manages the assets of the Subsidiary, but receives no additional compensation for doing so. LNL also provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary will also enter into separate contracts for the provision of custody and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Fund.
The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders. Copies of the Fund’s Annual Report are provided without charge upon request as indicated on the front cover of this SAI.
The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Fund’s prospectus or this SAI, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. Except as noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
The Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly-owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes and fixed income securities serving as collateral for the contracts would constitute qualifying income. The Fund has obtained an opinion from Dechert LLP, that income derived from the Fund’s investment in the Subsidiary will constitute qualifying income to the Fund.
The Subsidiary will not be subject to Federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Furthermore, the Fund will be subject to the requirement to distribute net investment income, if any, and net realized capital gain, if any, at least annually on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year. If the Subsidiary incurs net losses in any year, such losses will not offset Fund income or gains nor carryforward to future years.
SEC Name Rule Requirement
LVIP American Global Small Capitalization Fund. The Fund's policy of normally investing at least 80% of its assets in equity securities of companies with small market capitalizations is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
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LVIP Vanguard Bond Allocation Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to debt securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Vanguard Domestic Equity ETF Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities that are tied economically to the U.S. is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Vanguard International Equity ETF Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Investment Strategies and Limitations Applicable to Certain Master Funds
American Global Growth Fund and American Global Small Capitalization Fund. The fund may invest up to 10% of its assets (5% for American International Fund) in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs or in unrated securities that are determined to be of equivalent quality by the fund's investment adviser. The fund currently intends to look at the ratings from Moody's Investors Services, Standard & Poor's Corporation and Fitch Ratings. If rating agencies differ, securities are considered to have received the highest of these ratings, consistent with the Fund's investment policies.
American Growth Fund. The fund may invest up to 10% of its assets (5% for American Growth-Income Fund) in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund's investment adviser. The fund currently intends to look at the rating from Moody's Investors Services, Standard & Poor's Corporation and Fitch Ratings. If rating agencies differ, securities are considered to be in the highest rating category.
More About the FTSE Russell Index (LVIP BlackRock Global Allocation Fund) (the “Funds”).  The Funds have been developed solely by the Trust.  The Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).  FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the FTSE Russell Indexes vest in the relevant LSE Group company which owns the index.  FTSE®, Russell® and FTSE Russell® are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.
The FTSE Russell Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner.  The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Index or (b) investment in or operation of the Fund.  The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Funds or the suitability of the Russell FTSE Indexes for the purpose of which it is being put by the
Funds.
Portfolio Transactions and Brokerage
The brokerage commission for each of the Master Feeder Funds is paid at each Fund's Master Fund level. For information regarding portfolio brokerage of each Master Fund, see the Master Funds' statement of additional information which is delivered together with this SAI.
The following information in this section applies to the Master Feeder Funds only if the Funds do not purchase shares of the corresponding Master Fund.
The Funds' Adviser or sub-advisers (as applicable) (collectively referred to as the Adviser) are responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser currently provides investment advice to a number of other clients. The Adviser will allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such
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allocations, among the major factors the Adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser, as the case may be).
On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including a Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.
In connection with effecting portfolio transactions, consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The Adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.
The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time and will receive reports regarding brokerage practices. The nature of the research services provided to the Adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the Adviser regards as a useful supplement of its own internal research capabilities.
The Adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the Adviser; in addition, the Adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.
During the last three fiscal years ended December 31, 2022, 2021 and 2020, the following Funds incurred brokerage commissions as follows:
Brokerage and Research Services
	2022	2021	2020
LVIP BlackRock Global Allocation Fund	$1,182,101	$674,421	$587,773
LVIP Delaware Wealth Builder Fund	16,267	38,049	53,432
LVIP JPMorgan Retirement Income Fund	9,207	10,289	12,614
LVIP SSGA Conservative Index Allocation Fund	1,251	1,184	2,843
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	411,380	276,712	243,073
LVIP SSGA Moderate Index Allocation Fund	4,723	4,266	11,078
LVIP SSGA Moderately Aggressive Index Allocation Fund	2,857	3,847	7,086
LVIP Structured Conservative Allocation Fund	1,500	997	2,346
LVIP Structured Moderate Allocation Fund	5,363	5,200	13,354
LVIP Structured Moderately Aggressive Allocation Fund	1,673	1,861	4,680
LVIP Vanguard Bond Allocation Fund	26,218	154,299	21,038
LVIP Vanguard Domestic Equity ETF Fund	17,001	15,026	17,654
LVIP Vanguard International Equity ETF Fund	22,816	24,117	27,878
The Funds paid no commissions to firms that provided brokerage or research services.
Purchases of Securities of “Regular” Brokers or Dealers
As of the fiscal year ended December 31, 2022, the Funds listed below held investments in securities of their regular broker dealers:
33

Fund Name	Regular Broker/Dealer	Aggregate Holdings of Securities ($)
LVIP BlackRock Global Allocation Fund	BNP Paribas	$6,203,840
	Citigroup	$5,290,902
	Goldman Sachs	$3,849,259
	Morgan Stanley	$8,765,140
	State Street	$111,000
LVIP Delaware Wealth Builder Fund	Citigroup	$1,001,764
	Goldman Sachs	$216,568
	Morgan Stanley	$855,913
	State Street	$565,539
No Commissions to Finance Distribution
The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund's portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund's brokerage commissions are not used to finance the distribution of Fund shares.
Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund’s portfolio securities. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While the Funds are not managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.
Information concerning the Master Funds' portfolio turnover is described in each Master Fund's prospectus, which is delivered with the prospectus for each Feeder Fund.
	2022	2021
LVIP American Balanced Allocation Fund[1]	81%	16%
LVIP American Global Growth Fund[1]	18%	9%
LVIP American Global Small Capitalization Fund[1]	12%	9%
LVIP American Growth Allocation Fund[1]	85%	15%
LVIP American Growth Fund[2]	5%	6%
LVIP American Growth-Income Fund[1]	7%	6%
LVIP American Income Allocation Fund[1]	91%	18%
LVIP American International Fund	7%	7%
LVIP American Preservation Fund[1]	45%	15%
LVIP BlackRock Global Allocation Fund[1]	144%	136%
LVIP Delaware Wealth Builder Fund[2]	89%	144%
LVIP JPMorgan Retirement Income Fund[1]	70%	51%
LVIP SSGA Conservative Index Allocation Fund[1]	16%	15%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund[1]	112%	91%
LVIP SSGA Moderate Index Allocation Fund[1]	12%	10%
LVIP SSGA Moderately Aggressive Index Allocation Fund[2]	9%	12%
LVIP Structured Conservative Allocation Fund[2]	14%	17%
LVIP Structured Moderate Allocation Fund[2]	11%	13%
LVIP Structured Moderately Aggressive Allocation Fund[2]	13%	15%
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	2022	2021
LVIP T. Rowe Price 2020 Fund[1]	15%	8%
LVIP T. Rowe Price 2030 Fund[1]	14%	13%
LVIP T. Rowe Price 2040 Fund[2]	10%	13%
LVIP T. Rowe Price 2050 Fund[2]	11%	12%
LVIP T. Rowe Price 2060 Fund[2]	13%	25%
LVIP Vanguard Bond Allocation Fund[2]	10%	88%
LVIP Vanguard Domestic Equity ETF Fund	13%	13%
LVIP Vanguard International Equity ETF Fund	6%	6%
1The Fund’s portfolio turnover increased in 2022 due to increased trade activity.
2The Fund’s portfolio turnover decreased in 2022 due to decreased trade activity.
Trustees and Officers
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust's officers are responsible for the Funds' day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of the Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Financial Investments Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	109	Lincoln Financial Investments Corporation; CITRS, Inc.
*
Mr. Bronchetti is an interested person of the Trust because he is a Director and an Officer of Lincoln Financial Investments Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.
Independent Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
35

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy School
NY/NJ/CT Alumni Network
(President); Board of
Directors of the University
of North Carolina, School of
Law Alumni Association

Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of Pricewaterhouse Coopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women, Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	Thornbury Income Builder Opportunities Trust since 2020
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016
Director and President, Lincoln Financial
Investments Corporation; Chief Investment
Officer of The Lincoln National Life
Insurance Company; Formerly: Director,
Senior Vice President and Head of Funds
Management.

William P. Flory, Jr. 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1961	Vice President, Treasurer, and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate Account
Operations and Mutual Fund Administration,
The Lincoln National Life Insurance
Company; Formerly: Second Vice President,
Director of Separate Account Operations,
The Lincoln National Life Insurance
Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019
Vice President and Assistant Secretary,
Lincoln Financial Investments Corporation;
Vice President, The Lincoln National Life
Insurance Company; Vice President, Lincoln
Life & Annuity Company of New York; Vice
President, Lincoln National Corporation.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Mangement, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel – Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer and
Assistant General Counsel, Lincoln National
Corporation; Vice President, Secretary, and
Chief Legal Officer, Lincoln Financial
Investments Corporation.

Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
37

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial Investments
Corporation; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Senior Vice President, Lincoln
Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies, Lincoln Financial
Investments Corporation; Senior Vice
President, Lincoln Life & Annuity Company
of New York; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Formerly, Head of Product
Management, Nationwide Investment
Management Group

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Trustee Qualifications
The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust’s Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange Commission (SEC), and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.
Jayson R. Bronchetti. Mr. Bronchetti has served as Director and President of Lincoln Financial Investments Corporation since August 2016. Mr. Bronchetti also serves as an officer of The Lincoln National Life Insurance Company. Mr. Bronchetti joined Lincoln Financial Group in 2013. Mr. Bronchetti previously served as Executive Director of Debt Capital Markets for J.P. Morgan. He has also held positions in private equity, fixed income asset management, credit research, and trading with Macquarie Investments and Bank of America. He is a founding Chapter Executive of the Chartered Alternative Investment Analyst (“CAIA”) Society of Philadelphia and has served as a board member on several private equity owned companies and charitable foundations. Mr. Bronchetti received a bachelor’s degree in finance, with a minor in economics, from Miami University in Oxford, Ohio. He is also a graduate of the Executive Development Program at the Wharton School of the University of Pennsylvania. Mr. Bronchetti is a member of the CFA Society of Philadelphia, and holds Series 7, Series 79, and Series 63 securities licenses.
Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a director of Fit and Fresh (a manufacturer of consumer housewares products), Lumisource + Grandview Gallery (designer and distributor of residential furniture and lighting products), and Giftcraft (a provider of consumer gift products). He has previously served as a director of multiple other companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.
Ken C. Joseph. Mr. Joseph has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. He is currently a Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas for Kroll LLC (formerly Duff & Phelps, LLC). Mr. Joseph previously served for over 20 years at the U.S. Securities & Exchange Commission, including as Associate Director/Senior Officer in the Division of Examinations (formerly known as the Office of Compliance Inspections and Examinations), and as an Assistant Director in the Division of Enforcement. He previously served as an Associate Dean of St. John’s University, NY. Currently, he serves on the Board of Directors of the Harvard Kennedy School NY/NJ/CT Alumni Network (President), University
38

Settlement, and the University of North Carolina, School of Law Alumni Association. Mr. Joseph provides the board with compliance, securities law and business experience.
Barbara L. Lamb. Ms. Lamb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. She retired from WH Trading LLC in 2022. Ms. Lamb served as a Managing Director of Finance and Administration for WH Trading LLC from 2015-2022. She previously served as a Managing Director of Cheiron Trading LLC from 2012-2015 and a Financial Officer for Valorem Law Group, LLC from 2008-2009. Previously, she served as Chief Development Officer for Market Liquidity, LLC from 1999-2001. Ms. Lamb served as Chief Credit Officer, Senior Vice President, and Director for The Chicago Corporation from 1986-1998 and in several finance and development positions from 1980-1986. Ms. Lamb holds the Chartered Financial Analyst Designation and is a member of the CFA Institute of Chicago. Through her experience, Ms. Lamb provides the board with risk management and investing insight.
Gary D. Lemon, Ph.D. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust from 2004 to 2006 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a Professor of Economics and Management at DePauw University and is the current Chair of the Economics and Management department. Dr. Lemon was formerly the James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship at DePauw University. He is a former member of the Greencastle City Council and the Greencastle Redevelopment Commission. He is an author of a book on investing. He has also served on several other committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight.
Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008, where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.
Charles I. Plosser. Mr. Plosser has served as a Trustee of Lincoln Variable Insurance Products Trust since 2018. Mr. Plosser formerly served as a Public Governor for FINRA, the Financial Industry Regulatory Authority, where he serves on the Investment Committee and the Finance, Operations and Technology Committee. Mr. Plosser served as the Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc. from August 2006 to March 2015 and as Chairman of the Investment Committee of the Federal Reserve System Retirement Systems. Mr. Plosser was the John M. Olin Distinguished Professor of Economics and Public Policy and Director of the Bradley Policy Research Center at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he also served as Dean from 1993 to 2003. Mr. Plosser was also a professor of economics in the Department of Economics at the University of Rochester, a senior research associate at the Rochester Center for Economic Research in the University’s College of Arts and Science and a research associate at the National Bureau of Economic Research in Cambridge, Massachusetts. He has also been a visiting scholar at the Bank of England and Federal Reserve Bank of Minneapolis. He has served as a consultant to numerous corporations, including Chase Manhattan Bank, Eastman Kodak Company and The Wyatt Company, on topics ranging from strategic planning and forecasting to portfolio and pension fund management, capital budgeting and financial analysis. Through his experience, Mr. Plosser provides federal banking experience and economic knowledge.
Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time, she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.
Manisha A. Thakor. Ms. Thakor has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. Ms. Thakor currently serves at MoneyZen LLC, which she founded in 2009. From 2018-2020, Ms. Thakor served as Vice President at Brighton Jones. From 2015-2017, Ms. Thakor served as Director of Wealth Strategies for Women at Buckingham Financial. She is a Board member of The National Endowment for Financial Education. Ms. Thakor is also a Chartered Financial Analyst (CFA) charterholder and Certified Financial Planner (CFP®). Ms. Thakor provides the Board with investment management experience and financial services industry insight.
Brian W. Wixted. Mr. Wixted has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. Mr. Wixted formerly served as a consultant for CKC Consulting and since 2019, as an Advisory Partner with AI Capital. Mr. Wixted served as the Senior Vice President of Finance and Fund Treasurer of the Oppenheimer Funds from 1999-2016. He served as the Principal and Chief Operating Officer of Bankers Trust Company’s Mutual Funds Group from 1995-1999 and the Vice President and Chief Financial Officer for CS First Boston Investment Management Corp from 1991-1995. Mr. Wixted served as Vice President and Accounting Manager with Merrill Lynch Asset Management from 1987-1991. From 1981-1987, he held several accounting positions with brokerage and accounting firms. Mr. Wixted holds a Certified Public Accountant designation and is a member of the American Institute of Certified
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Public Accountants and the New York State Society of Certified Public Accountants. Through his experience, Mr. Wixted provides mutual fund, investment management and financial services industry insight.
Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery at BNY Mellon Asset Servicing from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Prior to that, Ms. Wolcott served as Executive Vice President of the predecessor firm, PFPC Worldwide Inc., from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial services industry insight.
Board Oversight
The primary responsibility of the Board of Trustees is to represent the interests of the Trust’s shareholders and to provide oversight of the management of the Funds. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently composed of eleven trustees, ten of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Trustee). The Interested Trustee serves as the Chairperson of the Board.
The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.
Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Fund’s expenses, oversee compliance with regulatory requirements, and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.
As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Fund’s investment performance with the Adviser at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act and a quarterly report regarding the operation of the Trust’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.
The Board considered the number of Funds in the Trust, the total assets of the Trust and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of the Trust.
Board Committees
Audit Committee. The Board of Trustees has established an Audit Committee. The Audit Committee oversees the Funds’ financial reporting process on behalf of the Board of Trustees and reports its activities to the Board. The Audit Committee assists and acts as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust’s systems of controls, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Ken C. Joseph, Barbara L. Lamb, Thomas A. Leonard, and Brian W. Wixted (Chair). The Audit Committee met four times during the last fiscal year.
Investment Committee. The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Steve A. Cobb (Chair), Gary D. Lemon, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor and Nancy B. Wolcott. The Investment Committee met four times during the last fiscal year.
Nominating and Governance Committee. The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board of Trustees. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. The members of the Nominating and Governance Committee are Independent Trustees: Steve A. Cobb, Ken C. Joseph, Barbara L. Lamb, Gary D. Lemon, Thomas A. Leonard, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor, Brian W. Wixted, and Nancy B. Wolcott (Chair). The Nominating and Governance Committee
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met four times during the last fiscal year. The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801.
Ownership of Securities
As of December 31, 2022, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2022, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:
Interested Trustee
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jayson R. Bronchetti	None	None
Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Steve A. Cobb
LVIP Baron Growth Opportunities Fund – $10,001 – $50,000
LVIP Dimensional U.S. Core Equity 2 Fund – $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000
LVIP SSGA S&P 500 Index Fund – $10,001 – $50,000
Over $100,000
Ken C. Joseph	LVIP Vanguard Domestic Equity ETF Fund – $50,001 – $100,000	$50,001 – $100,000
Barbara L. Lamb
LVIP Dimensional U.S. Core Equity 1 Fund – $10,001 – $50,000 LVIP Dimensional U.S.
Core Equity 2 Fund – $10,001 – $50,000
LVIP Dimensional International Core Equity Fund – $10,001 – $50,000
LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000
Over $100,000
Gary D. Lemon
LVIP Dimensional International Equity Managed Volatility Fund – $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000
LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000
Over $100,000
Thomas A. Leonard	LVIP Structured Moderate Allocation Fund – Over $100,000	Over $100,000
Charles I. Plosser	LVIP SSGA Moderate Index Allocation Fund – Over $100,000	$50,001 – $100,000
Pamela L. Salaway	LVIP Baron Growth Opportunities Fund – $10,001 – $50,000 LVIP Mondrian International Value Fund – $10,001 – $50,000 LVIP SSGA S&P 500 Index Fund – Over $100,000	Over $100,000
Manisha A. Thakor	LVIP SSGA Small Cap Index Fund – $10,001 – $50,000 LVIP SSGA Nasdaq-100 Index Fund – $10,001 – $50,000	$50,001 – $100,000
Brian W. Wixted
LVIP SSGA S&P 500 Fund – $10,001 – $50,000
LVIP SSGA Bond Index Fund – $10,001 – $50,000
LVIP SSGA Short-Term Bond Index Fund – $10,001 – $50,000
LVIP SSGA Mid Cap Index Fund – Under $10,000
LVIP SSGA Small-Cap Index Fund – Under $10,000
$50,001 – $100,000
Nancy B. Wolcott	LVIP American Balanced Allocation Fund – $50,001 – $100,000	$50,001 – $100,000
Brian Wixted served as officer for OppenheimerFunds, Inc. (“Oppenheimer”) from 1999 until his retirement in 2016. He has a deferred compensation plan previously sponsored by Oppenheimer where he receives an annual payout for a fixed number of years based on the performance of phantom share investments in Oppenheimer funds. In 2019, Invesco acquired Oppenheimer and assumed financial responsibility for payments under the former Oppenheimer deferred compensation plan. Invesco began serving as a sub-adviser to certain LVIP Funds on February 8, 2019. Payments under the plan to Mr. Wixted have exceeded $120,000 during the past two calendar years. The payment amounts are determined by previously established factors (i.e., performance of the relevant funds), and the payment amounts are not impacted by the profits of Oppenheimer or Invesco.
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Compensation
The following table sets forth the compensation paid to the Trust’s Independent Trustees and by the Fund Complex for the fiscal year ended December 31, 2022:
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex
Steve A. Cobb, Trustee	$341,500	$341,500
Ken C. Joseph, Trustee*	$317,500	$317,500
Barbara L. Lamb, Trustee	$317,500	$317,500
Gary D. Lemon, Trustee	$317,500	$317,500
Thomas A. Leonard, Trustee	$385,500	$385,500
Charles I. Plosser, Trustee	$317,500	$317,500
Pamela L. Salaway, Trustee	$317,500	$317,500
Manisha A. Thakor, Trustee*	$317,500	$317,500
Brian W. Wixted, Trustee	$341,500	$341,500
Nancy B. Wolcott, Trustee	$327,500	$327,500
*
Effective January 1, 2022, Mr. Joseph and Ms. Thakor were appointed as Independent Trustees of the Trust.
Investment Adviser and Sub-Advisers
Investment Adviser. Lincoln Financial Investments Corporation (“LFI” or the “Adviser”) is the investment adviser to the Funds. LFI is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”). LFI's address is 150 N. Radnor-Chester Road, Radnor, Pennsylvania 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
Pursuant to the Investment Management Agreement, LFI manages each Fund's portfolio investments and reports to the Board of Trustees. Each Fund pays LFI a monthly fee equal to a percentage of the average daily net assets of that Fund. The aggregate annual rates of the fees payable by each Fund to LFI may vary according to the level of assets of that Fund.
For the fiscal year ended December 31, 2022, each Fund paid fees to LFI equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP American Balanced Allocation Fund	0.21%
LVIP American Growth Allocation Fund	0.22%
LVIP American Income Allocation Fund	0.21%
LVIP American Preservation Fund	0.18%
LVIP BlackRock Global Allocation Fund	0.64%
LVIP Delaware Wealth Builder Fund	0.63%
LVIP JPMorgan Retirement Income Fund	0.34%
LVIP SSGA Conservative Index Allocation Fund	0.15%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.30%
LVIP SSGA Moderate Index Allocation Fund	0.15%
LVIP SSGA Moderately Aggressive Index Allocation Fund	0.15%
LVIP Structured Conservative Allocation Fund	0.15%
LVIP Structured Moderate Allocation Fund	0.15%
LVIP Structured Moderately Aggressive Allocation Fund	0.15%
LVIP T. Rowe Price 2020 Fund	0.19%
LVIP T. Rowe Price 2030 Fund	0.19%
LVIP T. Rowe Price 2040 Fund	0.19%
LVIP T. Rowe Price 2050 Fund	0.19%
LVIP T. Rowe Price 2060 Fund	0.19%
LVIP Vanguard Bond Allocation Fund	0.25%
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Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP Vanguard Domestic Equity ETF Fund	0.20%
LVIP Vanguard International Equity ETF Fund	0.20%
For the Master Feeder Funds, pursuant to the Investment Management Agreement, LFI manages each Fund’s portfolio investments and reports to the Board of Trustees. To the extent that a Master Feeder Fund invests all of its investable assets (i.e. securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees. To the extent a Master Feeder Fund does not invest all of its investable assets in another registered investment company, the advisory fee rates payable by each Master Feeder Fund to LFI are set forth in the following table:
Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%
Advisory Fees Paid by Each Fund
For the last three fiscal years ended December 31, the Funds paid the net amounts, as reflected in the table below, for investment advisory services:
	2022	2021	2020
LVIP American Balanced Allocation Fund	$1,843,388	$2,045,766	$1,788,566
LVIP American Growth Allocation Fund	1,774,012	1,940,089	1,699,952
LVIP American Income Allocation Fund	403,161	449,801	410,057
LVIP American Preservation Fund	1,292,791	1,202,877	1,113,872
LVIP BlackRock Global Allocation Fund	10,012,241	6,139,518	5,637,018
LVIP Delaware Wealth Builder Fund	853,059	1,012,584	973,169
LVIP JPMorgan Retirement Income Fund	711,989	1,043,795	957,378
LVIP SSGA Conservative Index Allocation Fund	212,016	230,075	193,403
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	2,157,829	2,583,997	2,412,690
LVIP SSGA Moderate Index Allocation Fund	843,796	913,406	764,842
LVIP SSGA Moderately Aggressive Index Allocation Fund	754,808	819,903	664,070
LVIP Structured Conservative Allocation Fund	241,804	278,102	260,302
LVIP Structured Moderate Allocation Fund	1,142,475	1,341,587	1,198,474
LVIP Structured Moderately Aggressive Allocation Fund	710,462	823,972	719,264
LVIP T. Rowe Price 2020 Fund	192,701	234,793	217,885
LVIP T. Rowe Price 2030 Fund	320,865	364,262	304,231
LVIP T. Rowe Price 2040 Fund	256,091	283,766	232,722
LVIP T. Rowe Price 2050 Fund	134,866	147,482	116,017
LVIP T. Rowe Price 2060 Fund	13,707	5,752	1,055
LVIP Vanguard Bond Allocation Fund	2,794,242	2,817,327	2,048,710
LVIP Vanguard Domestic Equity ETF Fund	1,749,629	1,827,007	1,352,546
LVIP Vanguard International Equity ETF Fund	1,056,793	1,099,336	827,033
Expense Reimbursements
For the last three fiscal years ended December 31, LFI reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:
	2022	2021	2020
LVIP American Global Small Capitalization Fund	$35,787	$17,875	$54,773
LVIP BlackRock Global Allocation Fund	664,149	555,633	799,606
LVIP Delaware Wealth Builder Fund	159,258	151,200	183,549
LVIP JPMorgan Retirement Income Fund	91,834	97,475	148,631
LVIP SSGA Conservative Index Allocation Fund	75,198	65,822	76,618
LVIP T. Rowe Price 2020 Fund	75,896	68,308	81,330
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	2022	2021	2020
LVIP T. Rowe Price 2030 Fund	56,544	43,934	65,019
LVIP T. Rowe Price 2040 Fund	47,619	36,937	59,745
LVIP T. Rowe Price 2050 Fund	56,109	49,806	66,070
LVIP T. Rowe Price 2060 Fund	77,843	76,917	69,558
With respect to the LVIP American Balanced Allocation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.04% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
With respect to the LVIP American Growth Allocation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.035% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
With respect to the LVIP American Income Allocation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.04% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
With respect to the LVIP American Global Small Capitalization Fund, the Adviser has agreed to reimburse the Fund to the extent that the Other Expenses exceed 0.10% of average daily net assets of the Service Class II of the Fund. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP American Preservation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.07% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
With respect to the LVIP BlackRock Global Allocation Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.71% of average daily net assets for the Standard Class of the Fund and 0.96% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through June 17, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Delaware Wealth Builder Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.71% of average daily net assets for the Standard Class of the Fund and 0.96% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP JPMorgan Retirement Income Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.45% of average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.38% of average daily net assets for the Standard Class of the Fund and 0.63% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The advisory waiver agreement will continue through at least April 30, 2024 and the expense reimbursement agreement will continue through at least June 10, 2024. The agreements cannot be terminated before those dates without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Conservative Index Allocation Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.20% of average daily net assets for the Standard Class of the Fund and 0.45% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
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With respect to the SSGA Global Tactical Allocation Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.10% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP T. Rowe Price 2020 Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.24% of average daily net assets for the Standard Class of the Fund and 0.49% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP T. Rowe Price 2030 Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of average daily net assets for the Standard Class of the Fund and 0.50% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP T. Rowe Price 2040 Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.26% of average daily net assets for the Standard Class of the Fund and 0.51% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP T. Rowe Price 2050 Fund and the LVIP T. Rowe Price 2060 Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.27% of average daily net assets for the Standard Class of the Fund and 0.52% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.
Investment Adviser - Master Funds. The investment adviser to the Master Funds, Capital Research and Management Company (“CRMC”), was founded in 1931 and maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington. D.C., London, Geneva, Hong Kong, Singapore, Tokyo, Toronto and Mumbai. These facilities are staffed with experienced investment professionals. CRMC is located at 333 South Hope Street, Los Angeles, CA 90071. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. CRMC manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors – make investment decisions, independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of CMRC. CMRC has claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act (“CEA”) with respect to the Master Funds and, therefore, is not subject to registration or regulation as such under the CEA with respect to the Master Funds.
Investment Advisory and Service Agreements - Master Funds. The Investment Advisory and Service Agreements (the “Agreements”) between the American Funds Insurance Series and the investment adviser to the Master Funds will continue in effect for periods of one year, unless sooner terminated, provided that the Agreements are renewed annually by (a) the Board of trustees of the Master Funds, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Master Fund, and (b) the vote of a majority of trustees of the Master Funds who are not parties to the Agreements or interested persons (as
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defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the investment adviser has no liability to the Master Funds for its acts or omissions in the performance of its obligations to the Master Funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act). In addition, the Agreements provide that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers that is approved by the Master Funds' board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.
As compensation for its services, the investment adviser to the Master Funds receives a monthly fee that is accrued daily, calculated at the annual rates of:
Global Growth Fund: 0.475% on the first $15 billion of net assets, plus 0.435% on net assets in excess of $15 billion;
Global Small Capitalization Fund: 0.647% on the first $15 billion of net assets, plus 0.615% on net assets in excess of $15 billion;
Growth Fund: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets greater than $27.0 billion but not exceeding $34.0 billion, plus 0.28% on net assets greater than $34.0 billion but not exceeding $44 billion, plus 0.275% on net assets in excess of $44 billion;
Growth-Income Fund: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion, plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion, plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion, plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.222% on net assets greater than $27.0 billion but not exceeding $34.0 billion, plus 0.219% on net assets greater than $34 billion not exceeding $44 billion, plus 0.217% on net assets in excess of $44 billion; and
International Fund: 0.478% on the first $15 billion of net assets, plus 0.450% on net assets greater than $15 billion but not exceeding $17 billion, plus 0.44% on net assets greater than $17.0 billion but not exceeding $21.0 billion, plus 0.43% on net assets of $21.0 billion.
In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Master Funds relating to the services furnished by the investment adviser. Subject to the expense agreement described below, the Master Funds will pay all expenses not expressly assumed by the investment adviser, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with the investment adviser; association dues; and costs of stationary and forms prepared exclusively for the Master Funds.
For additional information regarding the investment adviser to the Master Funds, including information regarding the portfolio managers' compensation for other accounts managed and ownership of shares of the Master Funds to the extent applicable, see the Master Funds' Statement of Additional Information.
Consulting Services. LFI has retained Goldman Sachs Asset Management, L.P. (GSAM) to provide consulting services to LFI relating to certain Funds. LFI pays consulting fees to such entities out of its advisory fees. GSAM does not have discretionary authority and cannot determine which securities the Funds will purchase or sell.
Sub-Advisers. As Adviser, LFI is primarily responsible for investment decisions affecting each Fund under its management. However, for some Funds, LFI has delegated day-to-day portfolio management responsibility to investment management firms that serve as sub-advisers. Each sub-adviser makes investment decisions for its respective Fund in accordance with that Fund’s investment objectives and strategies, and places orders on behalf of that Fund to effect those decisions. With respect to the Funds that are sub-advised, LFI provides ongoing oversight, including review of returns on a relative and absolute basis, a sub-adviser's use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews.
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Fund	Sub-Adviser
LVIP BlackRock Global Allocation Fund	BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
LVIP BlackRock Global Allocation Fund Cayman, Ltd. (“Subsidiary”)	BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
LVIP Delaware Wealth Builder Fund	Delaware Investments Fund Advisers 610 Market Street Philadelphia, PA 19106
LVIP Delaware Wealth Builder Fund	Macquarie Investment Management Austria Kapitalanlage Kaerntner Strasse 28 1010 Vienna, Austria
LVIP Delaware Wealth Builder Fund	Macquarie Investment Management Global Limited 50 Martin Place Sydney, Australia
LVIP JPMorgan Retirement Income Fund	J.P. Morgan Investment Management, Inc. 383 Madison Avenue New York, NY 10179
LVIP T. Rowe Price 2020 Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP T. Rowe Price 2030 Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP T. Rowe Price 2040 Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP T. Rowe Price 2050 Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP T. Rowe Price 2060 Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Place New York, NY 10018
LFI pays each sub-adviser a monthly fee equal to a percentage of the average daily net assets of the Fund for which the sub-adviser provides investment sub-advisory services. The aggregate annual rates of the fees that LFI pays to a sub-adviser for a Fund may vary according to the level of assets of that Fund. For the fiscal year ended December 31, 2022, LFI paid fees to each sub-adviser equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP BlackRock Global Allocation Fund	0.36%
LVIP Delaware Wealth Builder Fund	0.25%
LVIP JPMorgan Retirement Income Fund	0.02%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.14%
LVIP T. Rowe Price 2020 Fund	0.03%
LVIP T. Rowe Price 2030 Fund	0.03%
LVIP T. Rowe Price 2040 Fund	0.03%
LVIP T. Rowe Price 2050 Fund	0.03%
LVIP T. Rowe Price 2060 Fund	0.03%
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Sub-Advisory Fees Paid by Each Fund
During the last three fiscal years ended December 31, the following amounts were paid for investment sub-advisory services with respect to the management of each Fund. LFI, not the Fund, pays all sub-advisory fees owed.
	2022	2021	2020
LVIP BlackRock Global Allocation Fund	$5,574,072	$3,878,165	$3,568,934
LVIP Delaware Wealth Builder Fund	338,516	401,819	386,178
LVIP JPMorgan Retirement Income Fund	47,611	194,866	139,705
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	1,008,601	1,190,625	1,113,626
LVIP T. Rowe Price 2020 Fund	30,426	37,073	34,403
LVIP T. Rowe Price 2030 Fund	50,663	57,515	48,036
LVIP T. Rowe Price 2040 Fund	40,435	44,805	36,746
LVIP T. Rowe Price 2050 Fund	21,295	23,287	18,319
LVIP T. Rowe Price 2060 Fund	2,164	908	167
BlackRock Investment Management, LLC (“BlackRock”) is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc., through its subsidiaries and divisions, provides (i) investment management services to individuals and institutional investors through separate account management, non-discretionary advisory programs and commingled investment vehicles; (ii) risk management services, investment accounting and trade processing tools; (iii) transition management services, and (iv) securities lending services. BlackRock has been an investment advisor since 1999.
Delaware Investments Fund Advisers (“DIFA”) is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited. Macquarie is a Sydney, Australia headquartered global provider of banking, financial, advisory, investment and funds management services (Macquarie). Macquarie Asset Management (MAM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. Pursuant to an amended sub-advisory agreement between LFI and DIFA, DIFA may utilize sub-sub-advisers, as applicable, to provide certain sub-advisory services to the Fund it sub-advises. The sub-sub-advisers, which are affiliates of DIFA and a part of MIM, are as follows: Macquarie Investment Management Austria Kapitalanlage, located at Kaerntner Strasse 28, 1010 Vienna, Austria; Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia; and Macquarie Investment Management Europe Limited, located at 28 Ropemaker Street, London, England.
None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
J.P. Morgan Investment Management Inc. (“JPMorgan”) is a wholly owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JP Morgan is located at 383 Madison Avenue, New York, NY 10179.
Schroder Investment Management North America Inc. (“SIMNA”) is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Pursuant to the sub-advisory agreement between LFI and SIMNA, SIMNA may utilize sub-sub-advisers, as applicable, to provide certain sub-advisory services to the Fund it sub-advises. The sub-sub-adviser, Schroder Investment Management North America Ltd. (“SIMNA Ltd.”), located at 1 London Wall Place, London, UK EC2Y 5AU, is an indirect wholly owned subsidiary of Schroders plc.
SSGA Funds Management, Inc. (“SSGA FM”) is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”).
T. Rowe Price Associates, Inc. (“T. Rowe Price”) is one of the nation’s largest investment management firms for individual and institutional investors, retirement plans and financial intermediaries. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.
Service marks. The Funds’ service marks and the name “Lincoln” are used by the Funds with the permission of LNC, and their continued use is subject to LNC’s right to withdraw this permission in the event LFI ceases to be the Funds’ investment adviser.
In the prospectus and sales literature, the name American Funds® will be used with LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, LVIP American International
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Fund, LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, LVIP American Income Allocation Fund, and LVIP American Preservation Fund; BlackRock Investment Management, LLC will be used with LVIP BlackRock Global Allocation Fund; Delaware Investments Fund Advisers will be used with LVIP Delaware Wealth Builder Fund; J.P. Morgan Investment Management, Inc. will be used with LVIP JPMorgan Retirement Income Fund; SSGA Funds Management, Inc. will be used with LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Global Tactical Allocation Managed Volatility Fund, LVIP Structured Conservative Allocation Fund, LVIP Structured Moderate Allocation Fund, and LVIP Structured Moderately Aggressive Allocation Fund; T. Rowe Price will be used with LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund and LVIP T. Rowe Price 2060 Fund; Vanguard® will be used with LVIP Vanguard Bond Allocation Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund. The continued use of these names is subject to the right of the respective sub-adviser, or consultant as the case may be, to withdraw its permission in the event it ceases to be the sub-adviser or consultant to the particular Fund.
Fund Expenses. Expenses specifically assumed by each Fund under its Investment Management Agreement include, among others, compensation and expenses of the Trustees who are not interested persons; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required Fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.
Proxy Voting Policies and Procedures. The Board of Trustees has delegated to LFI or each Fund’s sub-adviser (as applicable) responsibility for voting any proxies relating to the Fund's portfolio securities in accordance with the adviser's or sub-adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC's website at http://www.sec.gov.
The Board of Trustees has delegated to LFI responsibility for voting any proxies relating to shares of the Master Funds held by each Master Feeder Fund in accordance with the adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.
Proxies for the portfolio securities of the Master Funds will be voted pursuant to the Master Fund's proxy voting policies and procedures. The proxy voting procedures and principles of the Master Funds can be found in the Statement of Additional Information for the Master Funds.
Information regarding how each Fund voted proxies relating to the Master Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC's website at http://
www.sec.gov.
Portfolio Managers
The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Master Feeder Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of December 31, 2022.
Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Lincoln Financial Investments Corporation
Maria Ma, CFA
Registered Investment Companies	3	$2,258	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
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Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Mike Hoppe
Registered Investment Companies	1	$837	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Jay Shearon
Registered Investment Companies	11	$6,441	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Jason Forsythe, CFA/CFP
Registered Investment Companies	11	$6,441	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Alex Zeng, PhD, CFA, CAIA
Registered Investment Companies	11	$6,441	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
BlackRock Investment Management, LLC
David Clayton, CFA
Registered Investment Companies	12	$33,091	0	$0
Other Pooled Investment Vehicles	8	$18,078	0	$0
Other Accounts	7	$0	0	$0
Russ Koesterich, CFA
Registered Investment Companies	12	$33,091	0	$0
Other Pooled Investment Vehicles	8	$18,078	0	$0
Other Accounts	8	$0	0	$0
Rick Rieder
Registered Investment Companies	23	$99,931	0	$0
Other Pooled Investment Vehicles	37	$38,481	7	$533
Other Accounts	18	$3,309	4	$265
J.P. Morgan Investment Management, Inc.
Michael Feser, CFA	13	$24,500
Registered Investment Companies	3	$1,019	0	$0
Other Pooled Investment Vehicles	8	$2,209	0	$0
Other Accounts			0	$0
Jeffrey Geller
Registered Investment Companies	39	$71,963	0	$0
Other Pooled Investment Vehicles	46	$52,305	0	$0
Other Accounts	18	$27,772	1	$433
Silvia Trillo
Registered Investment Companies	25	$40,275	0	$0
Other Pooled Investment Vehicles	40	$49,832	0	$0
Other Accounts	6	$18,738	0	$0
Macquarie Investment Management Austria Kapitalange
Stefan Lowenthal
Registered Investment Companies	22	$7,715	0	$0
Other Pooled Investment Vehicles	64	$2,368	0	$0
Other Accounts	16	$1,597	0	$0
Jurgen Wurzer
Registered Investment Companies	22	$7,715	0	$0
Other Pooled Investment Vehicles	64	$2,368	0	$0
Other Accounts	16	$1,597	0	$0
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Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
SSGA Funds Management Inc.
Jeremiah Holly, CFA	30	$18,037	0	$0
Registered Investment Companies	154	$186,024	4	$208.18
Other Pooled Investment Vehicles	180	$79,002	0	$0
Other Accounts
Michael Martel
Registered Investment Companies	30	$18,037	0	$0
Other Pooled Investment Vehicles	154	$186,024	4	$208.18
Other Accounts	180	$79,002	0	$0
Schroder Investment Management North America Inc.
Mike Hodgson, Ph.D.	2	$1,528
Registered Investment Companies	13	$2,529	0	$0
Other Pooled Investment Vehicles	27	$11,408	0	$0
Other Accounts			0	$0
Marcus Durell
Registered Investment Companies	2	$1,528	0	$0
Other Pooled Investment Vehicles	13	$2,529	0	$0
Other Accounts	27	$11,408	0	$0
T. Rowe Price Associates, Inc.
Wyatt A. Lee, CFA
Registered Investment Companies	68	$155,194	0	$0
Other Pooled Investment Vehicles	79	$188,982	0	$0
Other Accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered Investment Companies	68	$160,158	0	$0
Other Pooled Investment Vehicles	80	$193,368	0	$0
Other Accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered Investment Companies	68	$155,066	0	$0
Other Pooled Investment Vehicles	143	$203,352	0	$0
Other Accounts	0	$0	0	$0
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.
Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LFI and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts. Additionally, potential conflicts may arise when a sub-adviser is responsible for allocating a Fund’s assets among itself and one or more other sub-advisers.  LIA monitors a sub-adviser’s allocation of a Fund’s assets among multiple sub-advisers.
The information below relates to the Advisor and to the Fund(s) managed by the particular sub-adviser.
BlackRock Advisors, LLC, BlackRock Financial Management, Inc., and BlackRock Investment Management, LLC (“BlackRock”)
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge
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funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund or the Funds may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. BlackRock has adopted procedures designed to allocate investments fairly across multiple funds or accounts.
JPMorgan Investment Management, Inc. (JPMIM)
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMIM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMIM and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMIM, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMIM, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or JPMorgan Chase. JPMIM and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM, or JPMorgan Chase or its clients.
JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an
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offering to increase JPMIM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.
Lincoln Financial Investments Corporation (LFI)
LFI manages certain Funds by investing Fund assets in other mutual funds, including exchange-traded funds, funds managed by LFI (typically branded “LVIP” or “Lincoln” funds), and funds managed by unaffiliated investment managers (collectively, underlying funds), through a structure known as a “fund of funds.” LFI and the Funds generally rely on SEC Rule 12d1-4 effective January 19, 2022, to implement the fund of funds structure. Prior to that date, LFI and the Funds generally relied on an SEC exemptive order and certain SEC regulations. Under both regulatory structures, LFI, as a fiduciary to each Fund, selects underlying funds that it believes are in a Fund’s best interest based on a variety of factors. LFI portfolio managers maintain an asset allocation strategy for each Fund and make decisions regarding allocations to underlying funds based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers deem applicable. LFI and its affiliates receive advisory and other fees from underlying LVIP funds for the management and other services that LFI and its affiliates provide to the LVIP funds. Unaffiliated investment managers and their affiliates receive advisory and/or other fees from the underlying unaffiliated funds they manage for the management and other services that the unaffiliated investment managers and their affiliates provide to the unaffiliated funds. The underlying funds may have advisory fee rates and/or fee structures that are different than those of the Funds, which are discussed below.
The portfolio managers may engage in cross-trades, in which one Fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross-trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one Fund may perform better than the mix of underlying funds purchased for another Fund.
The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LFI that all decisions concerning the selection of underlying funds be based solely on the best interests of each Fund and its shareholders, and without regard to any revenue that LFI receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LFI or any affiliate of LFI.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LFI does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LFI seeks to manage competing interests for the time and attention of portfolio managers.
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LFI has adopted and implemented policies and procedures which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LFI’s Code of Ethics.
Macquarie Investment Management Austria Kapitalange (MIMAK)
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate, MIMAK has adopted procedures designed to allocate investments fairly across multiple funds and accounts.
While MIMAK’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
SSGA Funds Management, Inc. (SSGA FM)
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.
SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of SSGA FM's and SSGA Trusts’ Code of Ethics.
T. Rowe Price Associates, Inc. (T. Rowe Price)
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and
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services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
Portfolio Managers — Master Funds
The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Master Feeder Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”
Other Accounts Managed
Portfolio managers may also manage assets in other funds advised by Capital Research and Management Company or its affiliates. Other managed accounts as of the end of American Funds Insurance Series' most recently completed fiscal year are as follows:
Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in billions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in billions) of Other Accounts Paying Performance Fees
American Global Growth Fund
Patrice Collette
Registered Investment Companies[1]	4	$119.4	0	$0
Other Pooled Investment Vehicles[1]	3	$14.68	0	$0
Other Accounts[2]	0	$0	0	$0
Paul Flynn
Registered Investment Companies[1]	4	$132.9	0	$0
Other Pooled Investment Vehicles[1]	1	$0.09	0	$0
Other Accounts[2]	0	$0	0	$0
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Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in billions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in billions) of Other Accounts Paying Performance Fees
Roz Hongsaranagon
Registered Investment Companies[1]	2	$60.5	0	$0
Other Pooled Investment Vehicles[1]	0	$0	0	$0
Other Accounts[2]	0	$0	0	$0
Jonathan Knowles
Registered Investment Companies[1]	6	$345	0	$0
Other Pooled Investment Vehicles[1]	4	$14.91	0	$0
Other Accounts[2]	0	$0	0	$0
American Global Small Capitalization Fund
Bradford F. Freer
Registered Investment Companies[1]	5	$132.3	0	$0
Other Pooled Investment Vehicles[1]	1	$0.42	0	$0
Other Accounts[2]	0	$0	0	$0
Michael Beckwith
Registered Investment Companies[1]	1	$59.5	0	$0
Other Pooled Investment Vehicles[1]	0	$0	0	$0
Other Accounts[2]	0	$0	0	$0
Harold H. La
Registered Investment Companies[1]	3	$214.7	0	$0
Other Pooled Investment Vehicles[1]	4	$3.70	1	$0.06
Other Accounts[2]	1	$0.06	0	$0
Shlok Melwani
Registered Investment Companies[1]	1	$59.5	0	$0
Other Pooled Investment Vehicles[1]	0	$0	0	$0
Other Accounts[2]	0	$0	0	$0
Aidan O’Connell
Registered Investment Companies[1]	2	$124.8	0	$0
Other Pooled Investment Vehicles[1]	2	$0.77	0	$0
Other Accounts[2]	0	$0	0	$0
Renaud H. Sayman
Registered Investment Companies[1]	5	$170.6	0	$0
Other Pooled Investment Vehicles[1]	2	$1.05	0	$0
Other Accounts[2]	0	$0	0	$0
Gregory W. Wendt
Registered Investment Companies[1]	2	$124.8	0	$0
Other Pooled Investment Vehicles[1]	2	$0.77	0	$0
Other Accounts[2]	0	$0	0	$0
American Growth Fund
Mark L. Casey
Registered Investment Companies[1]	6	$652.6	0	$0
Other Pooled Investment Vehicles[1]	5	$6.17	0	$0
Other Accounts[2]	0	$0	0	$0
Irfan Furniturewala
Registered Investment Companies[1]	4	$266.0	0	$0
Other Pooled Investment Vehicles[1]	3	$1.87	0	$0
Other Accounts[2]	2	$0.30	0	$0
Andraz Razen
Registered Investment Companies[1]	4	$360.2	0	$0
Other Pooled Investment Vehicles[1]	3	$16.54	0	$0
Other Accounts[2]	0	$0	0	$0
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Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in billions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in billions) of Other Accounts Paying Performance Fees
Paul Benjamin
Registered Investment Companies[1]	3	$298.3	0	$0
Other Pooled Investment Vehicles[1]	3	$3.19	0	$0
Other Accounts[2]	0	$0	0	$0
Ann-Marie Peterson
Registered Investment Companies[1]	3	$387.9	0	$0
Other Pooled Investment Vehicles[1]	3	$4.46	0	$0
Other Accounts[2]	0	$0	0	$0
Alan J. Wilson
Registered Investment Companies[1]	5	$547.5	0	$0
Other Pooled Investment Vehicles[1]	4	$5.48	0	$0
Other Accounts[2]	0	$0	0	$0
American International Fund
Sung Lee
Registered Investment Companies[1]	4	$235.1	0	$0
Other Pooled Investment Vehicles[2]	3	$3.95	0	$0
Other Accounts[2]	0	$0	0	$0
Renaud H. Sayman
Registered Investment Companies[1]	5	$166.8	0	$0
Other Pooled Investment Vehicles[1]	2	$1.05	0	$0
Other Accounts[2]	0	$0	0	$0
Nicholas J. Grace
Registered Investment Companies[1]	2	$131.6	0	$0
Other Pooled Investment Vehicles[1]	2	$3.07	0	$0
Other Accounts[2]	0	$0	0	$0
Christopher Thomsen
Registered Investment Companies[1]	4	$180.7	0	$0
Other Pooled Investment Vehicles[1]	3	$3.38	0	$0
Other Accounts[2]	0	$0	0	$0
American Growth-Income Fund
Donald D. O’Neal
Registered Investment Companies[1]	3	$298.3	0	$0
Other Pooled Investment Vehicles[1]	4	$2.79	0	$0
Other Accounts[2]	0	$0	0	$0
Keiko McKibben
Registered Investment Companies[1]	2	$2.0	0	$0
Other Pooled Investment Vehicles[1]	0	$0	0	$0
Other Accounts[2]	0	$0	0	$0
Charles Ellwein
Registered Investment Companies[1]	4	$188.6	0	$0
Other Pooled Investment Vehicles[1]	3	$1.35	0	$0
Other Accounts[2]	0	$0	0	$0
J. Blair Frank
Registered Investment Companies[1]	2	$195.3	0	$0
Other Pooled Investment Vehicles[1]	1	$1.95	0	$0
Other Accounts[2]	0	$0	0	$0
Carlos Schonfeld
Registered Investment Companies[1]	1	$0.6	0	$0
Other Pooled Investment Vehicles[1]	0	$0	0	$0
Other Accounts[2]	0	$0	0	$0
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Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in billions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in billions) of Other Accounts Paying Performance Fees
William L. Robbins
Registered Investment Companies[1]	21	$161.0	0	$0
Other Pooled Investment Vehicles[1]	1	$0.85	0	$0
Other Accounts[2]	1,494	$21.61	0	$0
1
Indicates other Registered Investment Companies (“RICs”), other Pooled Investment Vehicles (“PIVs”) or other accounts (“Other Accounts”) managed by CRMC or its affiliates for which the portfolio manager also has significant day-to-day management responsibilities. Assets noted are the total net assets of the RICs, PIVs or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or Other Account has an advisory fee that is based on the performance of the RIC, PIV or Other Account, unless otherwise noted.
2
Personal brokerage accounts of portfolio managers and their families are not reflected.
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.
Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LFI and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts.
Capital Research and Management Company, the investment adviser to the Master Funds, has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the Master Funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. Capital
Research and Management Company believes that its policies and procedures are reasonably designed to address these issues.
Compensation Structures and Methods
Information regarding each portfolio manager's compensation is attached hereto as Appendix C.
Beneficial Interest of Portfolio Managers
Information regarding securities of each Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own Fund shares, but may invest their personal assets in Fund shares in accordance with their individual investment goals. A portfolio manager’s personal investment, or lack of investment, is not an indicator of that portfolio manager’s confidence in, or commitment to, a particular Fund or its investment strategy.
As of the Funds' fiscal year ended December 31, 2022, no portfolio manager of any Fund beneficially owned shares of any Fund.
Shares of the Master Funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s need for variable annuity or variable life contract and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The portfolio managers have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they do not hold shares of the Master Funds.
Principal Underwriter
Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated January 1, 2012. LFD is an affiliate of LFI, the Funds' investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of Fund shares. The offering of each such class is continuous.
For fiscal years ended December 31, 2022, 2021 and 2020, LFD received $186,903,740, $208,355,341, and $173,124,472, respectively, in compensation from the Trust.
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Administration Agreement
The Trust has entered into an Administration Agreement with Lincoln Life, an affiliate of LFI and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services.
For the fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid Lincoln Life $9,460,878, $9,183,600, and $11,452,717, respectively, in administrative services reimbursement.
The Trust compensates Lincoln Life for contractholder servicing provided by Lincoln Life with respect to the Funds.  These contractholder services include, among others: responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders.  In addition, Lincoln Life provides certain corporate-level services to each of the Funds, such as: anti-money laundering and fraud prevention; privacy and data security; disaster recovery; and services related to regulatory duties, such as duties of confidentiality and disclosure.
For the fiscal years ended December 31, 2022 and 2021, the Trust paid Lincoln Life $30,000,846 and $33,707,685, respectively, in contractholder servicing and corporate-level services reimbursement.
Securities Lending
None of the Funds engaged in any securities lending for the fiscal year ended December 31, 2022.
Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (“Accounting Agreement”) with State Street Bank and Trust Company (“State Street”), effective October 15, 2018 (November 19, 2018 for the funds of funds and master feeder funds), pursuant to which State Street provides certain accounting services for the Fund. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values (“NAV”) of the Fund’s shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays State Street either a flat, annual fee or an asset-based fee based on the total value of assets in the Trust, plus certain additional service fees and out-of-pocket expenses.
For fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid $11,079,131, $11,022,662, and $10,363,301, respectively, pursuant to its Accounting Agreement.
Code of Ethics
The Trust, LFI and LFD have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these Codes permit personnel that they cover, including employees of LFI who regularly have access to information about securities purchased for the Funds, to invest in securities for their own accounts. This could include securities that may be purchased by Funds. The Codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud on the Funds. The Trust’s Code of Ethics requires reporting to the Board of Trustees of material compliance violations.
Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of 109 funds organized as separate series of shares. The Agreement and Declaration of
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Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.
Each Fund, other than the Master Feeder Funds, currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service plan (Plan). The Plan allows each Fund to pay distribution and service fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The Plan for the Service Class is discussed in the “Rule 12b-1 Plan” section of this SAI.
Each Master Feeder fund currently offers one class of shares: the Service Class II. The Service Class II shares are subject to a distribution and service plan (Plan). The Plan allows each fund to pay distribution fees of up to 0.75% per year to those organizations that sell and distribute Service Class II shares and provide services to Service Class II shareholders and contract owners. The Plan for the Service Class II is discussed in the “Rule 12b-1 Plan” section of this SAI.
Each Fund’s shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing Fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual Funds. In such matters, all shares of the Trust have equal voting rights.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
Control Persons and Principal Holders of Securities
Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.
For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1301 S. Harrison Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third-party insurance companies.
As of April 3, 2023, there were no shareholders of the Funds that held 5% or more (or 25% or more) of a Fund's outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by the fund of funds. The fund of funds generally will vote their shares of underlying funds in the same proportion as the vote of all of the other holders of the underlying fund's shares, a technique known as “echo voting.”
As of April 1, 2023, the record shareholders listed below held 5% or more (or 25% or more) of the outstanding shares of a Fund.
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25% Plus Record Holders
Fund Name / Shareholder Name	Percentage (%) of Shareholder Ownership in Fund
LVIP BlackRock Global Allocation Fund
LVIP BlackRock Global Allocation Managed Risk Fund	32.85%
5% Plus Record Holders
Fund - Share Class / Shareholder Name	Percentage (%) of Shareholder Ownership in Fund
LVIP BlackRock Global Allocation Fund – Standard Class
LVIP BlackRock Global Allocation Managed Risk Fund	58.34%
Information concerning the Master Funds’ shareholders holding 5% or more (or 25% or more) of the outstanding shares of a Master Fund is described in the Master Funds’ SAI.
Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Service Class and Service Class II of shares of each Fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay Insurance Companies or others, out of the assets of Service Class and Service Class II shares of each Fund for activities primarily intended to sell such shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.
Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders and contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay insurance companies, dealers or others for, among other things: service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract offering Service Class and Service Class II may require; or maintaining customer accounts and records.
For the noted services, the Plan authorizes each Fund to pay to Insurance Companies or others, a monthly fee (“Plan Fee”) not to exceed 0.35% and 0.75% per annum of the average daily NAV of Service Class and Service Class II shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.35% for the Service Class shares of the following Funds:  LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, LVIP American Income Allocation Fund, and LVIP American Preservation Fund. The Plan Fee for Service Class shares of all other Funds is 0.25%. The Plan Fee for Service Class II shares of the Funds is currently 0.55%. The Plan Fee may be adjusted by the Trust’s Board of Trustees from time to time. The Plan does not limit Plan Fees to amounts actually expended by third parties for services rendered and/or expenses borne. A third party, therefore, may realize a profit from Plan Fees in any particular year.
No “interested person”, as defined in the 1940 Act, or Independent Trustee had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.
The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and Service Class and Service Class II contract owners thereof. Each year, the Trustees must make this determination for the Plan to be continued. The Board of Trustees believes that the Plan will result in greater sales and/or fewer redemptions of Service Class shares, which may benefit each Fund by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. However, it is impossible to know for certain the level of sales and redemptions of shares that would occur in the absence of the Plan or under alternative distribution schemes.
For the fiscal year ended December 31, 2022, the Service Class shares of the Trust paid Plan Fees for compensation to broker-dealers of approximately $186,903,740.
Revenue Sharing
LFI and its affiliates, including LFD, and/or the sub-adviser, if applicable, may pay compensation at their own expense, including the profits from the advisory fees LFI receives from the Funds or the sub-advisory fees the sub-advisers receive from LFI, to affiliated or unaffiliated brokers, dealers or other financial intermediaries (financial intermediaries) in connection with the sale or retention of Fund shares or the sales of insurance products that are funded by the Funds and/or shareholder servicing (distribution assistance). For
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example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares and the products that are funded by the Fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales, the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.
A significant purpose of these payments is to increase sales of the Funds' shares and the products that contain the Funds. LFI and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.
Valuation of Portfolio Securities
Offering Price/NAV. The offering price of a Fund’s shares is based on the Fund’s net asset value (“NAV”) per share. A Fund determines its NAV per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of Fund shares outstanding. A Fund determines its NAV per share as of close of regular trading on the New York Stock Exchange (“NYSE”) – normally 4:00 p.m. New York time, each business day.
In addition to the disclosure in each Fund’s prospectus under the “Pricing of Fund Shares” section, the value of each Fund’s investments is determined as follows:
Foreign Equity Securities. Foreign equity securities are generally valued based on their closing price on the principal foreign exchange for those securities, which may occur earlier than the NYSE close. A Fund then may adjust for market events, occurring between the close of the foreign exchange and the NYSE close. An independent statistical service has been retained to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models to determine adjustments for market events. Quotations of foreign securities in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents.
Over-the-Counter (“OTC”) Investments. OTC investments (including swaps and options) are generally valued by pricing services that use evaluated prices from various observable market and other factors. Certain forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates.
Exchange-Traded Futures, Options and Swaps. Exchange-traded futures, options and swaps are normally valued at the reported settlement price determined by the relevant exchange. Exchange-traded futures, options and swaps for which no settlement prices are reported are generally valued at the mean between the most recent bid and ask prices obtained from pricing services, established market makers, or from broker-dealers.
Feeder Funds. As noted in the prospectus, the new asset value (“NAV”) and offering price of each class of each Fund's shares will be determined each once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. On days that the NYSE is closed, securities held by a Master Fund may nevertheless be actively traded and the value of a Fund's share could be indirectly affected. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The NAVs of the Funds are determined based upon the NAVs of the Master Funds. Determination of the NAVs of the Master Funds is the responsibility of the Master Funds and not the Funds.
Master Funds. Securities of each Master Fund are valued at their NAV. For information regarding the determination of NAV of each Master Fund, see the Master Fund's statement of additional information, which is delivered together with this SAI.
Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, Fund management will make shareholders reports or other regulatory filings containing the Funds' portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.
Each Fund posts its top-ten holdings shortly after each quarter-end to Lincoln Life and other insurance companies who include the Funds in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep this nonpublic portfolio information strictly confidential and not to engage in trading
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on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.
Each Fund will post all of its holdings to a publicly available website no earlier than 25 calendar days after quarter end. In addition, each Fund may post all of its holdings no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.
Each Fund also may provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including independent rating and ranking organizations, which conduct market analyses of the Fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public.
Certain Funds provide daily holdings information to affiliated persons of the Funds to better facilitate Fund and related insurance product operations.  In this regard, each Managed Volatility Fund provides daily post-trade position reports, as well as reports showing the Fund’s daily futures transactions pursuant to the managed volatility strategy, to the annuity pricing group and market risk management group within Lincoln Life, LFI’s parent company. In addition, certain Funds provide monthly portfolio holdings on a post-trade basis to Lincoln Life approximately 20 days after the end of each month. The pricing group uses Fund information to support the group’s oversight of risk management functions for the Managed Volatility Funds and Lincoln Life, but does not engage in any trading activities.  The risk management group uses the information to hedge portfolio risks for Lincoln Life and for Lincoln insurance products and annuities.  Lincoln’s internal risk management functions are integral to supporting the relevant Funds and their associated insurance products.  Each of these information sharing arrangements is subject to: (1) a non-disclosure agreement; and (2) protections against (a) inappropriate trading based on the information and (b) conflicts of interest between the Funds and their affiliated persons.
Fund sub-advisers have an ongoing arrangement with the following third parties to make available information about a Fund's portfolio holdings: (1) ratings organizations, such as Moodys, and S&P, provided generally on a monthly basis for the purpose of reviewing the particular fund; (2) portfolio analysis companies, such as Morningstar and Lipper, Factset Research Systems, Intex, Performance Attribution System, Linedata Services, Inc., Investment Technology Group Inc., Wilshire Associates, Inc., Bloomberg L.P., Bloomberg PORT, BarraOne/MSCI Barra, Barclays Capital, BlackRock Aladdin, Trade Informatics, Investor Tools Perform, BARRA Aegis Systems, Global Trading Analytics, LLC, Citigroup, Hedgemark, MoneyMate and Barclays Capital Point, Acuity Knowledge Partners, Virtu Financial, Markit/Wall Street Office and Axioma provided generally on a daily, monthly or quarterly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as Broadridge Financial Solutions, Inc., Glass, Lewis & Co., or Institutional Shareholder Services (ISS) - ISS/RiskMetrics provided generally on a daily basis or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services and software vendors, such as Electra Securities, TriOptima, FX Connect, OMEGO LLC, Infinit Outsourcing, Inc., Limited, Cogent Consulting, Abel Noser, Charles River Communications and StarCompliance, provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and (5) operational services such as Accenture LLP, Bank of New York Mellon, Brown Brothers Harriman & Co., Fidelity Corporate Action Solutions, State Street Bank and Trust Company, State Street Investment Manager Solutions, ION and Northern Trust, provided generally on a daily basis for the purpose of providing operational functions including, but not limited to, Fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the Fund's holdings information confidential and not engage in trading on the basis of the information. The sub-advisers do not receive compensation in connection with these arrangements.
Each Fund may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Funds’ investment adviser, or sub-advisers trading services providers, class action service provider (Kessler Topaz Meltzer & Check, LLP), custodian and independent registered public accounting firm, to the extent necessary to perform services for the Funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.
The Funds will disclose their portfolio holdings in public SEC filings. The Trust's Board of Trustees also may, on a case-by-case basis, authorize disclosure of the Funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.
Neither the Funds, the Adviser, nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds' portfolio holdings information.
The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectuses and/or SAI.
The Trust's Board of Trustees exercises oversight of these policies and procedures. Management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those
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of the Funds' investment adviser and other Fund affiliates, on the other. Moreover, the Funds' Chief Compliance Officer will address the operation of the Funds' procedures in the annual compliance review and will recommend any remedial changes to the procedures.
For information regarding the disclosure of portfolio holdings of the Master Funds, please refer to the Statement of Additional Information of the Master Funds.
Purchase and Redemption Information
Shares of a Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable annuity contracts or variable life contracts offered by Lincoln Life, LNY and other insurance companies. The offering price of a Fund’s shares is equal to its net asset value per share.
If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.
Custodian and Transfer Agent
All securities, cash and other similar assets of the Funds are currently held in custody by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the Funds proxies, proxy statements, etc.
Lincoln Life performs the Funds’ dividend and transfer agent functions.
Independent Registered Public Accounting Firm
The Board of Trustees has engaged Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Funds' Independent Registered Public Accounting Firm. In addition to the audits of the Funds' financial statements, Ernst & Young LLP also reviews certain regulatory reports, reviews the Funds’ federal income tax returns, and performs other tax and advisory services when engaged to do so by the Trust.
For information regarding the Master Funds' independent registered public accounting firm, please consult the Master Funds' statement of additional information.
Financial Statements
Each Fund’s most recent Annual Report to shareholders, which contains each Fund’s audited financial statements, is incorporated herein by reference. The audited financial statements and the reports for the year ended December 31, 2022, of Ernst & Young LLP thereon are incorporated by reference to each Fund’s annual report. We will provide a copy of each Fund's annual report, once available, on request and without charge. Either write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-4LINCOLN (454-6265).
Taxes
Regulated Investment Company. Each Fund intends to qualify, and has elected to be taxed as, a regulated investment company under the Internal Revenue Code (the “Code”). A regulated investment company’s ordinary income and net realized capital gains, if distributed to shareholders, will not be subject to corporate income tax. Each Fund, as a regulated investment company, must, among other things, annually derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale of stock or securities or foreign currencies, or other income, such as income derived from interests in “qualified publicly traded partnerships,” gains from options, futures, or forward contracts, derived with respect to the Fund’s other investments (the Income Requirement).
Each Fund also intends to comply with diversification requirements that apply to mutual funds investing in variable contracts. Generally, a Fund will be required to diversify its investments so that on the end of each calendar quarter: no more than 55% of total assets is represented by any one investment; no more than 70% is represented by any two; no more than 80% is represented by any three; and no more than 90% is represented by any four.
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For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by such. A Fund may satisfy an alternative asset diversification test under certain circumstances.
Each Fund may sell its shares directly to certain qualified pension and retirement plans, and to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. If a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract owners would be treated as the Fund’s shareholders, and the contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts under the Code. All income and gain earned from those contracts both in past years and currently would be taxed currently to the Contract owners, and income and gain would remain subject to taxation as ordinary income thereafter.
If a Fund fails to qualify as a regulated investment company, the Fund would be subject to tax as an ordinary corporation on all of its taxable income and gain, whether or not distributed to shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company, the Fund’s distributions would be characterized as ordinary dividend income to its shareholders, and Contract owners would be required to include in ordinary income any income earned under the contracts for the current and all prior taxable years. A Fund’s failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts. Under certain circumstances inadvertent failures to satisfy the diversification requirements may be corrected.
Certain Funds may invest in exchange traded vehicles that track commodity returns. Under the Code, these investments are not considered “securities” for purposes of the Income Requirement. As a result, any income generated by such investments is not included in determining compliance with the Income Requirement’s 90% test. Each Fund intends to manage its commodities exposure to ensure that the Income Requirement is met at the end of the Fund’s tax year. To the extent that a Fund’s income from commodities exceeds 10% of the Fund’s gross income, the Fund may be subject to taxation on that portion of commodities income that exceeds 10% of the Fund’s gross income.
Medicare Tax. A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments, and net gain from investments) of certain individuals, trusts and estates.
Fund Distributions. Dividends that a Fund pays from its ordinary income and distributions of a Fund’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of a Fund’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of a Fund represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable to life insurance companies under the Code. See the Contracts Prospectus for a description of the respective Insurance Company’s tax status and the charges that may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, each Fund will send to the Insurance Companies a written notice reporting the amount and character of any distributions made during such year. Any benefits reported will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
Foreign Investments. Dividends or other income received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign jurisdictions. Tax conventions, such as treaties, between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities in foreign corporations or in other regulated investment companies, the Fund may elect to treat its foreign income tax payments as paid by the Insurance Companies for U.S. income tax purposes. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make this election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount that will be available for the deduction or credit. Certain limitations apply to the credit (but not the deduction) for foreign taxes that an Insurance Company may claim. Foreign taxes each Fund pays will reduce the return on the Fund’s investments. Any benefits of a foreign tax credit or deduction as a result of this election will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
A Fund or Underlying Fund that invests in non-U.S. securities may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is eligible to do so may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund or underlying fund, depending on the circumstances.
Contract Owner Taxes. Since individual Contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the Contract owner level. The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
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Appendix A — Long and Short-Term Credit Ratings
Certain of the Funds’ investment policies and restrictions include reference to bond (long-term) and commercial paper (short-term) ratings. The following is a discussion of the rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Financial Services LLC.
Background
Moody’s
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.
S&P Global Ratings
A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due.
Long-Term Credit Ratings
Long-term ratings are generally the credit risk of fixed-income obligation with an original maturity of one year or more.
Moody’s
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B - Obligations rated B are considered speculative and are subject to high credit risk.
Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
S&P Global Ratings
AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
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*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Credit Ratings
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
Moody’s
P1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings
A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
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Appendix B — Proxy Voting Policies and Procedures
Lincoln Financial Investments Corporation
I. Introduction
The Board of Trustees (the “Board”) of each series of Lincoln Variable Insurance Products Trust (collectively, the “Lincoln Funds”) has adopted these Proxy Voting Policies and Procedures (the “Policies and Procedures”) to govern each Lincoln Fund’s proxy voting. The Board has delegated implementation of these Policies and Procedures, and the responsibility for all proxy voting, or further delegation of proxy voting, to the Lincoln Funds’ investment adviser, Lincoln Financial Investments Corporation (“LFI”).
LFI has adopted these Policies and Procedures to govern LFI’s implementation of proxy voting for LFI’s clients, which include the Lincoln Funds.
II. Policies
LFI shall vote proxies for which it has discretionary authority in the best interests of its clients. Such clients may include the Lincoln Funds, non-Lincoln mutual funds, private funds, and separate accounts (collectively, “Clients”).
Proxy voting decisions with respect to a Client’s holdings shall be made in the manner LFI believes will most likely protect and promote such Client’s long-term economic value. Absent unusual circumstances or specific instructions, LFI votes proxies on a particular matter with this fundamental premise on behalf of each Client, regardless of a Client’s individual investment style or strategies.
In exercise voting authority LFI will comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. The Rule requires an investment adviser to:
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Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how material conflicts are addressed;
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Disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and
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Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
III. Procedures
A. Direct Investments
LFI may invest directly in equity and fixed income securities, and other types of investments. LFI will cast votes for proxies in accordance with the Client’s proxy voting procedures or other direction. If the Client does not direct proxy voting in the Client’s account, LFI will vote proxies in the Client’s best interests, as determined by LFI. In making such determination, LFI may rely on analysis from proxy voting consultants or third-party proxy voting services. LFI will consider each proxy that it votes and evaluate it based on the particular facts and circumstances of that proxy. LFI may determine not to vote all or some shares eligible to vote if that course of action would be in the Client’s best interests under the circumstances. Such circumstances could include, but are not limited to, cases where the cost of voting exceeds any expected benefits (e.g., foreign proxies), or where voting results in restrictions on trading.
B. Sub-Advised Funds
LFI advises mutual funds and separate accounts that are offered through variable contracts and which are sub-advised by unaffiliated third-party sub-advisers (“sub-advised funds”). Each sub-advised fund delegates responsibility for voting proxies relating to the sub-advised fund’s securities to the sub-adviser, subject to the Board’s continued oversight. The sub-adviser votes all proxies relating to the sub-advised funds’ portfolio securities and uses the sub-adviser’s own proxy voting policies and procedures adopted in conformance with Rule 206(4)-6. LFI shall review each sub-adviser’s proxy voting policies and procedures as follows:
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Before a sub-adviser is retained, LFI’s compliance staff will review the proposed sub-adviser’s proxy voting policies and procedures and confirm that the sub-adviser will vote the proxies in the best interests of its clients.
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Each quarter, LFI’s compliance staff surveys each sub-adviser, via a compliance questionnaire, and reviews any reported changes or exceptions to their compliance policies and procedures, including proxy voting. LFI’s compliance staff reviews these reported changes or exceptions and, if material, summarizes them and reports such event’s to the sub-advised fund’s board.
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During contract renewal of sub-advisory agreements for Clients that are registered mutual funds, LFI reviews the sub-adviser’s responses to the Section 15(c) information request sent by Funds Management, which includes pertinent questions relating to the sub-adviser’s proxy voting policies and procedures.
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C. Funds of Funds
LFI advises certain funds of funds that invest substantially all of their assets in shares of other affiliated and/or unaffiliated mutual funds (each an “underlying fund”). A fund of funds may also invest directly in equity and fixed income securities and other types of investments.
When an underlying fund, whose shares are held by a fund of funds, solicits a shareholder vote on any matter, LFI shall vote such shares of the underlying fund in the same proportion as the vote of all other holders of shares of such underlying fund. This type of voting structure is commonly referred to as “mirror voting.”
When a fund of funds invests directly in securities other than mutual funds, LFI shall follow the procedures outlined in “Direct Investments” above.
D. Master-Feeder Funds
LFI advises certain master-feeder funds. A feeder fund does not buy investment securities directly. Instead, it invests in a master fund which in turn purchases investment securities. Each feeder fund has the same investment objective and strategies as its master fund.
If a master fund in a master-feeder structure calls a shareholder meeting and solicits proxies, the feeder fund (that owns shares of the master fund) shall seek voting instructions from the feeder fund’s shareholders, and will vote proxies as directed. Proxies for which no instructions are received shall be voted in accordance with mirror voting, in the same proportion as the proxies for which instructions were timely received from the feeder fund’s shareholders.
Proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s own proxy voting policies and procedures.
E. Material Conflicts
In the event that LFI identifies a potential material conflict of interest between: a Client and LFI, or any LFI-affiliated entity, LFI will advise the chief compliance officer (“CCO”) of the potential conflict. The CCO then will convene an ad hoc committee which will include, without limitation, the CCO, legal counsel, and the president of LFI. The ad hoc committee will determine if an actual conflict exists, and if so, it will vote the proxy in accordance with the Client’s best interests. If the conflict relates specifically to a Client that is a registered mutual fund, the CCO shall report to the fund’s board, at its next regularly scheduled meeting, the nature of the conflict, how the proxy vote was cast, and the rationale for the vote.
IV. Disclosure
A. Form ADV
LFI shall disclose information regarding these Policies and Procedures as required in Item 17 of Form ADV, Part 2A. Among other things, LFI will disclose how Clients may obtain information about how LFI voted their portfolio securities and how Clients may obtain a copy of these Policies and Procedures.
B. Statement of Additional Information (SAI)
Each of the Lincoln Funds shall include in its SAI a copy or a summary of these Policies and Procedures, and, if applicable, any sub-advisers’ policies and procedures (or a summary of such policies and procedures).
C. Annual Reports
Each of the Lincoln Funds shall disclose in its annual and semi-annual shareholder reports that a description of these Policies and Procedures, including any sub-adviser policies and procedures, and the Lincoln Fund’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (SEC) website by calling a specified toll-free telephone number.
D. Proxy Voting Record on Form N-PX
The Lincoln Funds annually will file their complete proxy voting record with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
V. Recordkeeping
LFI shall retain the following documents for not less than seven (7) years from the end of the year in which the proxies were voted, the first two (2) years at an on-site location:
(a)
Proxy Voting Policies and Procedures;
(b)
Proxy voting records (this requirement may be satisfied by a third party who has agreed in writing to do so);
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(c)
A copy of any document that LFI, or an ad hoc committee convened for purposes of voting proxies, creates that was material in making its voting decision, or that memorializes the basis for such decision; and
(d)
A copy of each written request from a Client, and any response to the Client, for information on how LFI voted the Client’s proxies.
BlackRock Advisors, LLC
BlackRock Financial Management, Inc.
BlackRock Investment Management, LLC
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
As stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) believes it has a responsibility with management teams and/or board members on material business issues, and, for those clients who have given us authority, to vote proxies in the best long-term economic interests of their assets.
The following issue-specific proxy voting guidelines (the “Guidelines”) summarize BlackRock Investment Stewardship’s (“BIS”) philosophy and approach to engagement and voting, as well as our view of governance best practices and the roles and responsibilities of boards and directors, for publicly listed U.S. companies. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are to be applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at shareholder meetings.
Voting guidelines
These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of shareholders meetings:
•
Boards and directors
•
Auditors and audit-related issues
•
Capital structure
•
Mergers, acquisitions, asset sales, and other special transactions
•
Executive compensation
•
Material sustainability-related risks and opportunities
•
General corporate governance matters
•
Shareholder protections
Boards and directors
An effective and well-functioning board is critical to the economic success of the company and the protection of shareholders’ interests, inducting the establishment of appropriate governance structures that facilitate oversight of management and the company’s strategic initiatives. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction, operations, and risk management of the company. For this reason, BIS sees engagement with and the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including when relevant, material sustainability-related factors, is essential for shareholders to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where a company has not adequately demonstrated, through actions and/or disclosures, how material issues are appropriately identified, managed, and overseen, we will consider voting against the re-election of those directors responsible for the oversight of such issues, as indicated below.
Independence
It is our view that a majority of the directors on the board should be independent to ensure objectivity in the decision-making of the board and its ability to oversee management. In addition, all members of audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
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Employment as a senior executive by the company or a subsidiary within the past five years
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•
An equity ownership in the company in excess of 20%
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Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company and its shareholders
We may vote against directors who we do not consider to be independent, including at controlled companies. When we believe oversight could be enhanced with greater independent director representation. To signal our concerns, we may also vote against the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure.
Oversight role of the board
The board to exercise appropriate oversight of management and the business activities of the company. Where we determine that a board has failed to do so in a way that may impede a company’s long-term value, we may vote against the responsible committees and/or individual directors. Common circumstances are illustrated below:
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Where the board has failed to facilitate quality, independent auditing or accounting practices, we may vote against members of the audit committee
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Where the company has failed to provide shareholders with adequate disclosure to conclude that appropriate strategic consideration is given to material risk factors (including, where relevant, sustainability factors), we may vote against members of the responsible committee, or the most relevant director
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Where it appears that a director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual
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Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
•
Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may vote against that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:
	Public Company Executive	# Outside Public Boards[1]	Total # of Public Boards
Director A	✓	1	2
Director B2		3	4
1.
A public company executive is defined as a Named Executive (NEO) or Executive Chair.
2.
In addition to the company under review
In addition, we recognize board leadership roles may vary in responsibility and time requirements in different markets around the world. In particular, where a director maintains a Chair role of a publicly listed company in European markets, we may consider that responsibility as equal to two board commitments, consistent with our EMEA Proxy Voting Guidelines. We will take the total number of board commitments across our global policies into account for director elections.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosures provide investors with a sense of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Board Structure
Classified board of directors/staggered terms
Directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development
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companies (“BDC”),5 in certain circumstances. However, in these instances, boards should periodically review the rationale for a classified structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see “Shareholder rights” for additional detail).
5
A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formati on for small and middle-market companies.
Independent leadership
There are two commonly accepted structures for independent leadership to balance the CEO role in the boardroom: 1) an independent Chair; or 2) a Lead Independent director when the roles of Chair and CEO are combined, or when the Chair is otherwise not independent.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.8 However, BIS may vote against the most senior non-executive member of the board when appropriate independence is lacking in designated leadership roles.
In the event that the board chooses to have a combined chair/CEO model, or a non-independent Chair, we support the designation of a Lead Independent director with the ability to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. These roles and responsibilities should be disclosed and easily accessible.
The following table illustrates examples9 of responsibilities under each board leadership model:
	Combined Chair/CEO Model +Non-independent Chair		Separate Independent Chair
	Chair/ CEO or Non- independent Chair	Lead Independent Director	Independent Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communcations	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
8 To this end, we do not view shareholder proposals asking for the separation of Chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.
9 This table is for illustrative purposes only. The roles and responsibilities cited here are not all-encompassing and are noted for reference as to how these leadership positions may be defined.
CEO and management succession planning
Companies should have a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. Succession planning should cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain their executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
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During a CEO transition, companies may elect for the departing CEO to maintain a role in the boardroom. We ask for disclosures to understand the timeframe and responsibilities of this role. In such instances, we typically look for the board to have appropriate independent leadership structures in place. (See chart above.)
Director compensation and equity programs
Compensation for directors should generally be structured to attract and retain directors, while also aligning their interests with those of shareholders. In our view, director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal.
Board composition and effectiveness
Director qualifications and skills
We encourage boards to periodically review director qualifications and skills to ensure relevant experience and diverse perspectives are represented n the boardroom. To this end, performance reviews and skills assessments should be conducted by the nominating/governance committee or the Lead Independent Director. This process may include internal board evaluations; however, boards may also find it useful to periodically conduct an assessment with a third party. We encourage boards to disclose their approach to evaluations, including objectives of the evaluation; if an external party conducts the evaluation; the frequency of the evaluations; and, whether that evaluation occurs on an individual director basis.
Board term limits and director tenure
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
Board Diversity
As noted above, highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
It is in this context that we are interested in diversity in the boardroom. We see it as a means to promoting diversity of thought and avoiding ‘group think’ in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity, and age.
We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model, and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees, and communities. Self- identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.
This position is based on our view that diversity of perspective and thought — in the boardroom, in the management team and throughout the company — leads to better long-term economic outcomes for companies. Academic and other research reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.10 In our experience, greater diversity in the boardroom contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the boardroom can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.
In the U.S., we believe that boards should aspire to at least 30% diversity of membership,11 and we encourage large companies, such as those in the S&P 500, to lead in achieving this standard. In our view, informative indicator of diversity for such companies is having at least two women and a director who identifies as a member of an underrepresented group.12 We recognize that it may take time and that companies with smaller market capitalizations and in certain sectors may face more challenges in pursuing diversity. Among these smaller companies, we look for the presence of diversity and take into consideration the progress that companies are making.
10
For example, the role of gender diversity on team cohesion and participative communication is explored by Post, C., 2015, When is female leadership an advantage? Coordination requirements, team cohesion, and team interaction norms, Journal of Organizational Behavior, 36, 1153-1175. For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022
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11
We take a case-by-case approach and consider the size of the board in our evaluation of overall composition and diversity. Business model, strategy, location, and company size may also impact our analysis of board diversity. We acknowledge that these factors may also play into the various elements of diversity that a board may attract. We look for disclosures from companies to help us understand their approach and do not prescribe any particular board composition.
12
Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx, Asian, Native Ameri can or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.
In order to help investors understand overall diversity, we look to boards to disclose:
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How diversity, including demographic factors and professional characteristics, is considered in board composition, given the company’s long-term strategy and business model
•
How directors’ professional characteristics, which may include domain expertise such as finance or technology, and sector- or market-specific experience, are complementary and link to the company’s long-term strategy
•
The process by which candidates are identified and selected, including whether professional firms or other resources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations
To the extent that, based on our assessment of corporate disclosures, a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness. We recognize that building high-quality, diverse boards can take time. We will look to the largest companies (e.g., S&P 500) for continued leadership. Our publicly available commentary provides more information on our approach to board diversity.
Board size
We typically defer to the board in setting the appropriate size and believe that directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may vote against the appropriate committees and/or individual directors if, in our view, the board is ineffective in its oversight, either because it is too small to allow for the necessary range of skills and experience or too large to function efficiently.
Board responsiveness and shareholder rights
Shareholder rights
Where we determine that a board has not acted in the best interests of the company’s shareholders, or takes action to unreasonably limit shareholder rights, we may vote against the appropriate committees and/or individual directors. Common circumstances are illustrated below:
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The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
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The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to unreasonably reduce shareholder rights
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Members of the compensation committee where the company has repriced options without shareholder approval
If a board maintains a classified structure, it is possible that the director(s) or committee members with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, we may register our concern by voting against the most relevant director(s) up for election.
Responsiveness to shareholders
A board should be engaged and responsive to the company’s shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we determine that a board has not substantially addressed shareholder concerns that we deem material to the business, we may vote against the responsible committees and/or individual directors. Common circumstances are illustrated below:
•
The Independent Chair or Lead Independent Director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
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The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial vote against such board member(s)
•
The Independent Chair or Lead Independent Director and/or members of the nominating/governance committee, where a board
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fails to consider shareholder proposals that (1) receive substantial support, and (2) in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Majority vote requirements
Directors should generally be elected by a majority of the shares voted. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards generally assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. As a best practice, companies with either a majority vote standard or a plurality vote standard should adopt a resignation policy for directors who do not receive support from at least a majority of votes cast. Where the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies or those with concentrated ownership structures.
Cumulative voting
As stated above, a majority vote standard is in the best long-term interests of shareholders as it ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Auditors and audit-related issues
BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the independent auditor and the internal audit function at a company.
We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we look for timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
In our view, shareholders should be entitled to voting rights in proportion to their economic interests. In addition, companies that look to add or that already have implemented dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Where companies are unwilling to voluntarily implement “one share, one vote” within a specified timeframe, or are unresponsive to shareholder feedback for change over time, we generally support shareholder proposals to recapitalize stock into a single voting class.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•
Appears to have a legitimate financing motive for requesting blank check authority
•
Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•
Has a history of using blank check preferred stock for financings
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•
Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, transactions and other special situations
In assessing mergers, acquisitions, asset sales, or other special transactions – including business combinations involving Special Purpose Acquisition Companies (“SPACs”) – BIS’ primary consideration is the long-term economic interests of our clients as shareholders. Boards should clearly explain the economic and strategic rationale for any proposed transactions or material changes to the business. We will review a proposed transaction to determine the degree to which it has the potential to enhance long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•
There should be clear strategic, operational, and/ or financial rationale for the combination
•
Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own, as well as measures taken to address conflicts of interest
•
We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Contested director elections and special situations
Contested director elections and other special situations13, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
We will evaluate the actions that the company has taken to limit shareholders’ ability to exercise the right to nominate dissident director candidates, including those actions taken absent the immediate threat of a contested situation. BIS may take voting action against directors (up to and including the full board) where those actions are viewed as egregiously infringing on shareholder rights.
We will consider a variety of possible voting outcomes in contested situations, including the ability to support a mix of management and dissident nominees.
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective
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method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders. Lastly, we look for shareholder approval of poison pill plans within one year of adoption of implementation.
13 Special situations are broadly defined as events that are non-routine and differ from the normal course of business for a company’s shareholder meeting, involving a solicitation other than by management with respect to the exercise of voting rights in a manner inconsistent with management’s recommendation. These may include instances where shareholders nominate director candidates, oppose the view of management and/or the board on mergers, acquisitions, or other transactions, etc.
Reimbursement of expense for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation
A company’s board of directors should put in place a compensation structure that balances incentivizing, rewarding, and retaining executives appropriately across a wide range of business outcomes. This structure should be aligned with shareholder interests, particularly the generation of sustainable long-term value.
The compensation committee should carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy and/or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.
There should be a clear link between variable pay and company performance that drives sustained value creation for our clients as shareholders. Where compensation structures provide for a front-loaded14 award, we look for appropriate structures (including vesting and/or holding periods) that motivate sustained performance for shareholders over a number of years. We generally do not favor programs focused on awards that require performance levels to be met and maintained for a relatively short time period for payouts to be earned, unless there are extended vesting and/or holding requirements.
Compensation structures should generally drive outcomes that align the pay of the executives with performance of the company and the value received by shareholders. When evaluating performance, we examine both executive teams’ efforts, as well as outcomes realized by shareholders. Payouts to executives should reflect both the executive’s contributions to the company’s ongoing success, as well as exogenous factors that impacted shareholder value. Where discretion has been used by the compensation committee, we look for disclosures relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders. While we believe special awards15 should be used sparingly, we acknowledge that there may be instances when such awards are appropriate. When evaluating these awards, we consider a variety of factors, including the magnitude and structure of the award, the scope of award recipients, the alignment of the grant with shareholder value, and the company’s historical use of such awards, in addition to other company-specific circumstances.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking.
We support incentive plans that foster the sustainable achievement of results – both financial and non-financial, consistent with the company’s strategic initiatives. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.
Where executive compensation appears excessive relative to the performance of the company and/or compensation paid by peers, or where an equity compensation plan is not aligned with shareholders’ interests, we may vote against members of the compensation committee.
14 Front-loaded awards are generally those that accelerate the grant of multiple years’ worth of compensation in a single year.
15 “Special awards” refers to awards granted outside the company’s typical compensation program.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and relevant compensation committee members.
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Frequency of “Say on Pay” advisory resolutions
BIS will generally support annual advisory votes on executive compensation. It is our view that shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued. Where a company has failed to implement a “Say on Pay” advisory vote within the frequency period that received the most support from shareholders or a “Say on Pay” resolution is omitted without explanation, BIS may vote against members of the compensation committee.
Clawback proposals
We generally favor prompt recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor prompt recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
Employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. Boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests such as the excessive pledging or heading of stock. We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the automatic annual increases of shares available for grant without requiring further shareholder approval, we note that the aggregate impacts of such increases are difficult to predict and may lead to significant dilution. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:
•
Whether we determine that the triggering event is in the best interests of shareholders
•
Whether management attempted to maximize shareholder value in the triggering event
•
The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•
Whether excessively large excise tax gross-up payments are part of the pay-out
•
Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•
Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.
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Option exchanges
There may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:
•
The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•
Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•
There is clear evidence that absent repricing, employee incentives or retention and/or recruiting may be impacted
BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.
Supplemental executive retirement plans
BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Material sustainability-related risks and opportunities
It is our view that well-run companies, where appropriate, effectively evaluate and manage material sustainability-related risks and opportunities16 as a core component of their long-term value creation for shareholder and business strategy. At the board level, appropriate governance structures and responsibilities allow for effective oversight of the strategic implementation of material sustainability issues.
When assessing how to vote – including on the election of directors and relevant shareholder proposals – robust disclosures are essential for investors to understand, where appropriate, how companies are integrating material sustainability risks and opportunities across their business and strategic, long-term planning. Where a company has failed to appropriately provide robust disclosures and evidence of effective business practices, BIS may express concerns through our engagement and voting. As part of this consideration, we encourage companies to produce sustainability-related disclosures sufficiently in advance of their annual meeting so that the disclosures can be considered in relevant vote decisions.
We encourage disclosures aligned with the reporting framework developed by the Task Force on Climate-related Financial Disclosures (“TCFD”), supported by industry-specific metrics, such as those identified by the Sustainable Accounting Standards Board (“SASB”), now part of the International Sustainability Standards Board (“ISSB”) under the International Financial Reporting Standards (“IFRS”) Foundation17. While the TCFD framework was developed to support climate-related risk disclosures, the four pillars of the TCFD: governance, strategy, risk management, and metrics and targets-are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s18 industry-specific metrics are beneficial in helping companies identify key performance indicators (“KPIs”) across various dimensions of sustainability that are considered to be financially material. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
We look to companies to:
•
Disclose the identification, assessment, management, and oversight of sustainability -related risks in accordance with the four pillars of TCFD
•
Publish investor-relevant, industry-specific, material metrics and rigorous targets, aligned with SASB or comparable sustainability reporting standards
Companies should also disclose any supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.
16
By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-run companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework
17
The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.
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18
The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy. The ISSB has committed to build upon the SASB standards, which identify material, sustainability-related disclosures across sectors. SASB Standards can be used to provide a baseline of investor-focused sustainability disclosure and to implement the principles-based framework recommended by the TCFD, which is also incorporated into the ISSB’s Climate Exposure Draft.
Climate risk
It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors, we are interested in understanding how companies may be impacted by material climate-related risks and opportunities — just as we seek to understand other business-relevant risks and opportunities—and how these factors are considered within their strategy in a manner that is consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies that they have in place that mitigate and are resilient to any material risks to their long-term business model is associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, and considering global ambitions to achieve a limit of 1.5°C19. It is, of course, up to each company to define their own strategy, that is not the role of BlackRock or other investors.
BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely, and equitable global energy transition.20 Yet the path ahead is deeply uncertain and uneven, with different parts of the economy moving a different speeds21. Many companies are asking what their role should be in contributing to orderly and equitable transition – in ensuring a reliable energy supply and energy security and in protecting the most vulnerable from energy price shocks and economic dislocation.
In this context, we encourage companies to include in their disclosures a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.
We look to companies to disclose short-, medium-, and long-term targets, ideally science-based targets, where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to zero decarbonizating the global economy over time. We encourage companies to disclose how their capital allocation across various energy sources is consistent with their strategy.
At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory undertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize that these are provided on a good-faith basis as methodologies develops. Our publicly available commentary provided more information on our approach to climate risk and the global energy transition.
19
The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.
20
For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.
21
https://www.blackrock.com/corporate/literature/whitepaper/bii-managing-the-net-zero-transition-february-2022.pdf
Natural capital
The management of nature-related factors is increasingly a core component of some companies’ ability to generate sustainable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availably of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose22 how they consider their reliance and use of natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities, as well as in our assessment of relevant shareholder proposals. Our publicly available commentary provides more information on our approach to natural capital.
Key stakeholder interests
In order to deliver long-term value for shareholders, companies should also consider the interests of their key stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the constituents of the communities in which a company operates. Companies that build strong relationships with their key stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks.
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Companies should effectively oversee and mitigate material risks related to stakeholders with appropriate due diligence processes and board oversight. Our publicly available commentaries provide more information on our approach. Where we determine that company is not appropriately considering their key stakeholder interests in a way that poses material financial risk to the company and its shareholders, we may vote against relevant directors or support shareholder proposals related to these topics. Our publicly available commentary provides more information on our approach.
Conversely, we note that some shareholder proposals seek to address topics that are clearly within the purview of certain stakeholders. For example, we recognize that topics around taxation and tax reporting are within the domain of local, state, and federal authorities. BIS will generally not support these proposals.
22
While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.
Human capital management
A company’s approach to human capital management (“HCM”) is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we expect companies to demonstrate a robust approach to HCM and provide shareholders with disclosures to understand how their approach aligns with their stated strategy and business model.
Clear and consistent disclosures on these matters are critical for investors to make an informed assessment of a company’s HCM practices. Companies should disclose the steps they are taking to advance diversity, equity, and inclusion; job categories and workforce demographics; and their responses to the U.S. Equal Employment Opportunity Commission’s EEO-1 Survey. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our publicly available commentary provides more information on our approach to HCM.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to the companies’ long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
We depend on companies to provide accessible and clear disclosures so that investors can easily understand how their political activities support their long-term strategy, including on stated public policy priorities. When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company’s lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company’s stated positions on policy matters material to its strategy and the material positions taken by significant industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or feel that further transparency may clarify how the company’s political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.
General corporate governance matters
IPO governance
Boards should disclose how the corporate governance structures adopted upon a company’s initial public offering (“IPO”) are in shareholders’ best long-term interests. We also ask boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we think that such arrangements may not be in the best interests of shareholders over the long-term.
We may apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we task boards to take steps to bring corporate governance standards in line with our policies.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. An EGC should have an independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
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Corporate form
Proposals to change a corporation’s form, including those to convert to a public benefit corporation (“PBC”) structure, should clearly articulate the stakeholder groups the company seeks to benefit and provide detail on how the interests of shareholders would be augmented or adversely affected, with the change to a PBC. These disclosures should also include the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals to convert to a PBC if our analysis indicates that shareholders’ interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.
Exclusive forum provisions
BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.
Reincorporation
We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate on a case-by-case basis. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices. Companies should disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Other business
We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Shareholder protections
Amendment to charter/articles/bylaws
Shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
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Proxy access
It is our view that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.24
Securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
24
BlackRock is subject to certain regulations and laws in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals or elect directors to the board.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally think that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Consent solicitation
While BlackRock is supportive of the shareholder rights to act by written consent and call a special meeting, BlackRock is subject to certain regulations and laws that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to participate in consent solicitations. As a result, BlackRock will generally not participate in consent solicitations or related processes. However, once an item comes to a shareholder vote, we uphold our fiduciary duty to vote in the best long-term interests of our clients, where we are authorized to do so.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will generally support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. Shareholders should have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.
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Prepared by BlackRock, Inc.
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Delaware Investments Fund Advisers
Macquarie Investment Management Austria Kapitalange
Macquarie Investment Management Global Limited
If and when proxies need to be voted on behalf of the Fund, Delaware Investments Fund Advisers (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the Fund and other Adviser clients and provide Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.
When determining whether to invest in a particular company, one of the factors Adviser may consider is the quality and depth of the company’s management. As a result, Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, Adviser may vote against management’s position when it runs counter to Adviser’s specific Proxy Voting Guidelines (the “Guidelines”), and Adviser will also vote against management’s recommendation when Adviser believes such position is not in the best interests of the Fund.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with ISS’s recommendation pursuant to Adviser’s Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS’s research recommendation or abstain from voting.
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JPMORGAN INVESTMENT MANAGEMENT INC. (JPMIM)
The Board of Trustees has delegated to JPMIM and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting guidelines (“Guidelines”) for voting proxies on specific types of issues.
JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee the proxy-voting process on an ongoing basis, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are not conflicts of interest that would prevent such vendor from performing such proxy voting services prior to delegation, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. With respect to matters not contemplated by the Guidelines and to override the Guidelines, a certification and review process may be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM, its underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with the Guidelines or by the third party guidelines; provided, however, that JPMIM’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMIM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the proxy committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an independent third party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party unless there is an Exception Request.
A complete set of proxy voting guidelines may be found here: https://am.jpmorgan.com/content/dam/jpm-am-aem/americas/us/en/supplemental/proxy-information/global-procedures-and-guidelines.pdf
Schroder Investment Management North America Inc.
Schroder Investment Management North America Inc. (“the Adviser”) treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems to be in the best interest of its clients. This proxy voting policy outlines the approach taken by the Adviser to the responsible use of voting rights in companies on behalf of our clients.
I. PROXY VOTING
The Adviser recognizes the responsibility to make considered use of voting rights. The Adviser therefore evaluates voting issues on our investments and, where the Adviser has the authority to do so, votes on them in line with our fiduciary responsibilities in what we
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deem to be the interests of our clients in accordance with applicable law. The Adviser: a. Has written policies and procedures that are reasonably designed to ensure that the Adviser votes in the best interest of clients in accordance with applicable law; b. Discloses to clients the ways in which they may obtain information on how the Adviser voted with respect to their securities; and c. Upon request from the client, provide details regarding its proxy policies and procedures.
II. PROXY COMMITTEE
The Adviser fulfills its responsibilities with respect to proxy voting with assistance from the Schroders Corporate Governance Group, which manages the proxy voting process for Schroders globally. The Group Proxy Committee is responsible for ensuring compliance with its proxy voting policy. When voting proxies, the Group Proxy Committee relies on the Global Environmental, Social and Governance Policy (“the Global Policy”) and the actual voting of proxies is carried out by Schroder Investment Management Ltd., a UK affiliate of the Adviser. The Group Proxy Committee exercises oversight to assure that proxies are: – Voted in accordance with the Global Policy and that any votes inconsistent with the Global Policy are documented; and – The Governance Group uses proxy research from third party service providers as part of their analytical process when making decisions on particular proxy proposals. The Adviser’s Proxy Committee oversees and reviews the actions of the Group Proxy Committee and bears ultimate responsibility for proxy voting decisions. It ensures that votes are in line with our fiduciary responsibilities in what the Adviser deems to be the best interests of our client in accordance with applicable law. The scope of the Adviser’s Proxy Committee’s activities are set out in the terms of reference that govern the activities of the Proxy Committee.
III. OVERSIGHT OF PROXY SERVICE PROVIDER
Schroders has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues, provide recommendations on how to vote those issues, and to provide administrative assistance with the proxy voting process. While the Group Proxy Committee takes into consideration the information provided by the Proxy Service Provider, the Group Proxy Committee votes all proxies based on the Global Policy and the Adviser’s determinations regarding the best interests of its clients. The Group Proxy Committee monitors the Proxy Service Provider’s performance and conflicts of interest to ensure the Adviser continues to vote proxies in the best interests of its clients in accordance with applicable law. As part of its ongoing oversight, the Group Proxy Committee performs periodic and ongoing due diligence on the Proxy Service Provider, which include among other things, steps to identify the Proxy Services Provider’s capacity, competency, and conflicts of interest.
IV. VOTING CONFLICTS OF INTEREST
Occasions may arise where a conflict or perceived conflict of interest related to a proxy proposal exists. In such situations, the Group Proxy Committee will follow the voting recommendations of the Proxy Service Provider. If a recommendation from the Proxy Service Provider is unavailable, however, or if the Group Proxy Committee believes it should override the recommendations of the Proxy Service Provider (for example, because following the recommendation could result in a vote that may also benefit, or perceived to benefit, the Adviser’s interest), then the Group Committee will obtain approval of the decision from the Global Head of Equities with the rationale of such vote being recorded in writing.
V. RECORD KEEPING
The Adviser is required to maintain records related to proxy voting statements received regarding client securities, records of votes cast, records of client requests for proxy information, and documents prepared by Schroders that were material to making the decision on how to vote. These must be maintained in an easily accessible place for five years.
VI. DISCLOSURE
The Adviser discloses in its Form ADV Part 2 that clients may contact their Client Service Representative to obtain the Proxy Voting Policy and information as to specific votes. 2. A summary of this Proxy Voting Policy and Procedures is included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.
VII. DUE DILIGENCE
The Chief Compliance Officer, along with the Compliance Department, periodically reviews a sample of proxy votes to determine whether those votes, acting through a third party, complied with policies and procedures. The Chief Compliance Officer may rely on reports provided by the Group Proxy Committee.
VIII. ANNUAL REVIEW
The Chief Compliance Officer, along with the Compliance Department, shall review, no less frequently than annually, the adequacy of these policies and procedures to ensure they continue to be reasonably designed to confirm that proxies are voted in the best interests of clients in accordance with applicable law.
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State Street Global Advisors
State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors.
As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in this document.1
State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, the continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles (the “Principles”); however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.
At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.
State StreetGlobal Advisors’ Approval to Proxy Voting and Issuer Engagement
The “Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process
We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective. In those limited circumstances in which State Street Global Advisors acts as investment manager to a pooled investment vehicle that, pursuant to its governing documents, utilizes guidelines developed by a third-party advisor, the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines. With respect to such funds utilizing third-party guidelines, the terms of the applicable third-party guidelines shall apply in place of the Principles described herein.
The Principles support governance structures that we believe add to, or maximize shareholder value, for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.
Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.
In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level.
The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies covering various corporate governance and sustainability related topics outside of proxy season.
The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis, and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may
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also be event-driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also consider the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:
Active
We use screening tools designed to capture a mix of company-specific data including governance and sustainability profiles to help us focus our voting and engagement activity. We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.
Reactive
Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.
We have established an engagement protocol that further describes our approach to issuer engagement.
Measurement
Our stewardship activities are designed to have an impact on company-specific and market-level disclosure and oversight practices that we believe protect and promote shareholder value.
Assessing the effectiveness of our company-specific engagement process can be challenging to measure. To limit subjectivity in measuring our success, we actively seek issuer feedback and monitor the actions taken by issuers post-engagement in order to identify tangible changes. This enables us to establishindicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over multiple years depending on the facts and circumstances involved. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. We also track the impact of our proxy votes by reviewing changing trends in market practices on specific corporate-governance or sustainability-related issues that we address through voting action. We report engagement and voting actions to clients on an annual basis.
We track the broader adoption of our stewardship priorities — Effective Board Oversight, Climate Risk Management, Human Capital Management, and Diversity, Equity, and Inclusion - which we consider core to creating long-term value, by assessing the number of market participants that have embraced positions consistent with our thought leadership and advocacy.
Proxy Voting Procedure
Oversight
The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines, and guidance published thereunder by State Street Global Advisors from time to time, available at ssga.com/about-us/asset-stewardship.html (collectively, the “Voting Policy”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The Asset Stewardship Team’s activities are overseen by our internal governance body, State Street Global Advisors’ ESG Committee (the “ESG Committee”). The ESG Committee is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, and proxy voting guidelines, and for monitoring the delivery of voting objectives.
Proxy Voting Process
In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Guidelines, (3) provider research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.
All voting decisions and engagement activities are undertaken in accordance with our in-house Voting Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy is the use of an independent third party to vote on State Street stock and other State Street Global Advisors affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we retain an independent fiduciary to make a voting decision where we believe we may be conflicted from voting (for example, due to an outside business interest). In such cases, delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines. We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we could refrain from voting at meetings in cases where:
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• Power of attorney documentation is required.
• Voting will have a material impact on our ability to trade the security.
• Voting is not permissible due to sanctions affecting a company or individual.
• Issuer-specific special documentation is required or various market or issuer certifications are required.
• Unless a client directs otherwise, State Street Global Advisors will not vote proxies in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).
Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement. In rare circumstances where nuances within specific resolutions fall outside of the scope of existing voting guidelines, requiring case-by-case analysis, such resolutions are escalated to the head of Asset Stewardship and reported to the ESG Committee. Additionally, in certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.
Conflict of Interest
See our standalone Conflict Mitigation Guidelines.
Proxy Voting and Engagement Principles
Directors and Boards
The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders.
An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.
We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.
Accounting and Audit- Related Issues
We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.
The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.
Capital Structure, Reorganization and Mergers
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
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Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.
Compensation
We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation; we believe that there should be a direct relationship between executive compensation and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.
We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social issues. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material environmental or social topic would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social topics, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.
General/Routine
Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.
Fixed Income Stewardship
The two elements of our fixed income stewardship program are:
Proxy Voting:
While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:
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Approving amendments to debt covenants and/or terms of issuance
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Authorizing procedural matters, such as filing of required documents/other formalities
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Approving debt restructuring plans
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Abstaining from challenging the bankruptcy trustees
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Authorizing repurchase of issued debt security
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Approving the placement of unissued debt securities under the control of directors
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Approving spin-off/absorption proposals
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Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.
Issuer Engagement
We recognize that debt holders have limited leverage with companies on a day-to-day basis. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.
Securities on Loan
As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors’ securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, bankruptcy and liquidation).
Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.
State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In cases in which we do not receive timely notice, we may be unable to recall the shares on or before the record date.
Reporting
For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.
Endnotes:
* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD)acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.
T. Rowe Price Associates, Inc.
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
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One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost to the client of voting outweigh the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Corporate Governance Team. Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
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T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For most companies, T. Rowe Price generally expects boards to maintain a majority of independent directors. T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.
Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our Responsible Investment team. T. Rowe Price takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility nature. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, T. Rowe Price generally supports calls for additional disclosure.
Global Portfolio Companies – The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.
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Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
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REPORTING, RECORD RETENTION AND OVERSIGHT
The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
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Appendix C — Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund's portfolio manager as of each Fund's fiscal year ended December 31, 2022:
Compensation of Investment Professionals - Master Funds
As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.
Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.
To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the funds’ portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as:
Global Growth Fund — MSCI All Country World Index (Net to US) and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund;
Global Small Capitalization Fund — MSCI USA Small Cap Index, MSCI All Country World ex USA Small Cap Index and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund;
Growth Fund — S&P 500 Index, Russell 1000 Growth Index with 6.5% Issuer Cap and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund;
International Fund — MSCI All Country World ex USA Index and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund;
Growth-Income Fund — S&P 500 Index and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.
From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.
Lincoln Financial Investments Corporation
The equity programs are designed to position LFI to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance. Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.
ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.
LONG-TERM INCENTIVE PLAN PROGRAM: From time to time long-term incentive equity awards are granted to certain key employees. Equity awards are generally granted in the form of Lincoln National Corporation restricted stock units that, once vested, settle in Lincoln National Corporation common stock.
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DEFERRED COMPENSATION PROGRAM: A portion of the cash compensation paid to eligible LFI employees may be voluntarily deferred at their election for defined periods of time into an account that may be invested in mutual funds. The mutual fund investment options available in such accounts do not currently include LFI-advised funds.
BlackRock Advisors, LLC (BlackRock)
BlackRock Investment Management, LLC (BlackRock)
BlackRock Financial Management, Inc. (BlackRock)
The discussion below describes the portfolio managers’ compensation as of December 31, 2021.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance- based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Mses. Henige and Whitelaw and Messrs. Savage and Whitehead
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Henige and Whitelaw and Messrs. Savage, and Whitehead is not measured against a specific benchmark.
Discretionary Incentive Compensation – Messrs. DeSpirito, Franklin, Savi, and Zhao
Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these bench- marks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Tony DeSpirito David Zhao
FTSE United States in GBP; MSCI All Country (AC) Americas Index;
Russell 1000 Index (GBP); Russell 1000 Index (Gross Total
Return); Russell 1000 Value Index (Total Return); Russell 1000
Value Index TR in GBP; Russell 1000 Value TR Customized Index
Performance Benchmark JPY; Russell 1000, expressed in EUR;
Russell MidCap Value Index; S&P United States MidSmallCap
Index; S&P US MidSmallCap Index (GBP).

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Discretionary Incentive Compensation – Messrs. Allen, Radell, Rogal and Rieder and Ms. Mohan
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance
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and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Christopher Allen	Varied Euro-Based Benchmarks and global inflation benchmark.
Rick Rieder David Rogal	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messrs. Clayton and Koesterich
Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program. The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are a combination of S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index and FTSE Non-US Dollar World Government Bond Index.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.
Discretionary Incentive Compensation – Mr. Gates
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Gates is not measured against a specific benchmark.
Discretionary Incentive Compensation – Messrs. Gillespie, Howard-Johnson and Wilkinson
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, the benchmark for this fund is: FTSE EPRA Nareit United States Index. The performance of other accounts or strategies managed by these portfolio managers may not be measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part
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of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Mses. Henige, Mohan and Whitelaw and Messrs. Clayton, DeSpirito, Franklin, Gates, Howard-Johnson, Koesterich, Radell, Rieder, Rogal, Savage, Savi, Siestema, Whitehead and Zhao are eligible to participate in these plans.
United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Allen and Wilkinson are eligible to participate in these plans.
Singapore-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock Inc. has created a variety of incentive savings plans in which employees are eligible to participate, including the Singapore BlackRock Supplemental Retirement Plan (BSRP) and the Central Provident Fund (CPF) plan (mandatory retirement for Singapore nationals and Singapore Permanent Residents), BlackRock ORSO Retirement Plan (ORSO), and the BlackRock Employee Stock Purchase Plan (ESPP).
BlackRock contributes up to 10% of monthly salary to the BSRP and the CPF in total. BlackRock contributions follow the investment direction set by participants for their own contributions. The ORSO offers a range of investment options and the funds are managed by the firm. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Gillespie is eligible to participate in these plans.
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, share- holder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with
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respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Clayton, Franklin, Koesterich, Radell, Rogal, Reider and Savi and Ms. Mohan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Clayton, Franklin, Koesterich, Radell, Rogal, Reider and Savi and Ms. Mohan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
JPMorgan Investment Management, Inc. (JPMorgan)
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The Firm’s disciplined pay-for-performance framework focuses on Total Compensation – base salary and incentive pay - so that pay is commensurate with the overall performance of the Firm, respective businesses and individual performance. This includes a balanced discretionary approach to assess the employee’s performance throughout the year against four broad dimensions - business results, client/customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions appropriately consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To promote a proper pay-for-performance alignment, the Firm does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this balanced assessment of performance, for select employees in the Portfolio Management population, regard is given to the performance of relevant funds/strategies. Each Portfolio Manager’s performance is evaluated annually based on a number of factors, including, but not limited to:
•
The primary consideration which is blended investment performance relative to the competitive indices or peers over one, three, five and ten year periods, with investment performance generally weighted more to the long term;
•
individual contribution relative to the client’s risk and return objectives; and
•
adherence with the Firm’s compliance, risk, regulatory and client fiduciary responsibilities, including adherence to the Sustainability Risk Integration Policy – J.P. Morgan Asset
Management, as applicable, which contains relevant Environmental, Social and Corporate
Governance (“ESG”) factors that are intended to guide investment decision-making.
Macquarie Investment Management Austria Kapitalange (MIMAK)
Compensation Structure
Each portfolio’s manager’s compensation consists of the following:
Base Salary— Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus— Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
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Macquarie Asset Management Public Investments Notional Investment Plan— A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).
Macquarie Group Employee Retained Equity Plan— A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).
Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Schroder Investment Management North America Inc.
Schroder Investment Management North America Inc. (“Schroders”) methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviours in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieve by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with our corporate values of excellence, integrity, teamwork, passion and innovation.
For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.
SSGA Funds Management, Inc.
State Street Global Advisors’ (“SSGA”) culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into
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the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.
SSGA recognizes and rewards outstanding performance by:
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Promoting employee ownership to connect employees directly to the company’s success.
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Using rewards to reinforce mission, vision, values and business strategy.
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Seeking to recognize and preserve the firm’s unique culture and team orientation.
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Providing all employees the opportunity to share in the success of SSGA.
T. Rowe Price Associates
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
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Lincoln Variable Insurance Products Trust
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Real Estate Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Channing Small Cap Value Fund
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Mid Cap Value Fund
LVIP Delaware Social Awareness Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
LVIP Franklin Templeton Multi-Factor International Equity Fund
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
LVIP Mondrian Global Income Fund
LVIP Government Money Market Fund
LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Emerging Markets Equity Index Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Nasdaq-100 Index Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington SMID Cap Value Fund
LVIP Western Asset Core Bond Fund
1301 South Harrison Street
Fort Wayne, Indiana 46802
Statement of Additional Information May 1, 2023
This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption — referred to as “Funds”—of Lincoln Variable Insurance Products Trust. Each Fund offers two classes of shares: Standard Class and Service Class.
Each Fund’s most recent Annual Report to shareholders, which contains each Fund’s audited financial statements, is incorporated herein by reference. This SAI should be read in conjunction with each Fund’s prospectus dated May 1, 2023, as may be amended or supplemented. You may obtain a copy of a Fund's prospectus and annual or semi-annual report upon request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 800-4-LINCOLN (454-6265).

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Description of the Trust and the Funds
Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Prior to April 30, 2003, each fund in the Trust in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003.
Each of the Funds, except the LVIP BlackRock Inflation Protected Bond Fund and the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Non-Diversified Funds”), is diversified within the meaning of the Investment Company Act of 1940 (“1940 Act”). The LVIP SSGA Nasdaq-100 Index Fund (the “Nasdaq-100 Index Fund”) is classified as “diversified” for purposes of the 1940 Act and intends to be diversified in approximately the same proportion as its target index is diversified. However, the Nasdaq-100 Index Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its target index. A “non-diversified” fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer.  Shareholder approval will not be sought if the Nasdaq-100 Index Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of its target index.
References to “Adviser” in this SAI include both Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) and a Fund's sub-adviser (if applicable) unless the context otherwise indicates.
The following Funds have changed their name within the past five years:
Current Fund Name	Former Fund Name	Date of Name Change
LVIP BlackRock Real Estate Fund	LVIP BlackRock Global Real Estate Fund	May 1, 2023
	LVIP Clarion Global Real Estate Fund	February 11, 2019
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	May 1, 2021
	LVIP Blended Core Equity Managed Volatility Fund	February 11, 2019
LVIP Delaware Mid Cap Value Fund	LVIP Delaware Special Opportunities Fund	May 1, 2020
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	LVIP Select Core Equity Managed Volatility Fund	November 19, 2018
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP SSGA Emerging Markets 100 Fund	April 11, 2023
LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP SSGA Developed International 150 Fund	April 11, 2023
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP SSGA Large Cap 100 Fund	April 11, 2023
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	LVIP SSGA Small/Mid Cap 200 Fund	April 11, 2023
LVIP Invesco Select Equity Income Managed Volatility Fund	LVIP Invesco Select Equity Managed Volatility Fund	February 11, 2019
LVIP Mondrian Global Income Fund	LVIP Global Income Fund	May 1, 2023
LVIP Wellington SMID Cap Value Fund	LVIP Wellington Mid Cap Value Fund	May 1, 2021
Fundamental Investment Restrictions
Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio (except for fundamental investment restriction 2 regarding borrowing).
Each Fund may not:
1.
(Except for LVIP BlackRock Real Estate Fund) Make investments that will result in the concentration — as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof — of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
2.
Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.
3.
Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
4.
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.
6.
Make loans of any security or make any other loan if, as a result, more than 33 1∕3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.
7.
(Except for the Non-Diversified Funds) With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.
The Securities and Exchange Commission’s (“SEC”) staff has taken the position that, for purposes of the concentration disclosure requirement, a fund investing more than 25% of its assets in an industry may be concentrating in that industry. See Registration Form Used by Open-End Management Investment Companies, Investment Company Act Release No. 23064 (Mar. 13, 1998), at note 163. Notwithstanding fundamental investment restriction 1 above, a Fund may concentrate in a particular industry to the extent that such concentration results from the Fund’s tracking or replication of an index.
The 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires an open-end fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage generally means the ratio that the value of a fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
“Senior securities” are generally fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks. A fund also may borrow an amount equal to up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings would not be considered senior securities.
Manager of Managers
Certain of the Funds employ a “manager of managers” structure, which means that the Fund’s investment adviser may delegate the management of some or all of the Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Trust has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Funds’ investment adviser – with Board approval – to enter into and amend a sub-advisory agreement for a Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, a Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Funds’ Adviser is not permitted to hire affiliated sub-advisers without shareholder approval.

The Funds have also received an SEC exemptive order (Investment Company Release Nos. 34727 and 34749) which permits the Funds’ Board of Trustees to approve new sub-advisory agreements or material amendments to an existing sub-advisory agreement at a meeting that is not in person, provided that the conditions of the order are satisfied. These conditions include, among others, the requirements that: (i) the Trustees will be able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting; (ii) management will represent that the materials provided to the Board include the same information the Board would have received if approval were sought at an in-person meeting; (iii) the need for considering the proposal at a non-in-person meeting will be explained to the Board; and (iv) the Trustees will have the opportunity to object to considering the proposal at a non-in-person meeting (in which case, the Board will consider the proposal at an in-person meeting unless the objection is rescinded).
What are the Underlying Funds?
Certain of the Funds are fund of funds (“Fund of Funds”), which means that the Fund of Funds invests some or all of its assets in one or more other mutual funds or exchange-traded funds (“Underlying Fund”). For this structure, the Fund of Funds may rely on certain federal securities laws that generally permit a fund to invest in affiliated and non-affiliated funds within certain percentage limitations and in other securities that are not issued by mutual funds. The Trust also has received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit the Fund of Funds to acquire shares of affiliated and non-affiliated funds beyond the statutory limits, subject to certain conditions. The Fund of Funds may also rely on an exemptive order from the SEC issued to a sub-adviser or an Underlying Fund.
Each Fund of Funds’ relative weightings in the Underlying Funds will vary over time. The Fund of Funds are not required to invest in any particular underlying fund. The Adviser or sub-adviser, as appropriate, may add, eliminate or replace underlying funds at any time and without notice and may invest in affiliated or non-affiliated funds or other types of investment securities.
In 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain SEC exemptive relief permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which permits such investments in excess of statutory limits, subject to certain conditions. The Fund of Funds began relying on Rule 12d1-4 as of January 19, 2021, the compliance date for the Rule.
Additional Investment Strategies and Risks
The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund's prospectus.
Unless otherwise stated in the prospectus, investment strategies and techniques are generally discretionary. This means a Fund’s Adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Adviser to the Funds or by other mutual funds in which a Fund invests.
LVIP Dimensional International Equity Managed Volatility Fund, LVIP Dimensional U.S. Equity Managed Volatility Fund, LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund, LVIP MFS International Equity Managed Volatility Fund, LVIP Multi-Manager Global Equity Managed Volatility Fund, LVIP SSGA International Managed Volatility Fund, LVIP SSGA Large Cap Managed Volatility Fund, and LVIP SSGA SMID Cap Managed Volatility Fund operate using a “fund of funds” structure. Each of these Funds of Funds expects to invest its assets primarily in one or more Underlying Funds, while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay using up to 20% of its assets. As a result, these Funds of Funds do not invest directly in most of the securities and other instruments described below, but are subject to their risks through investment in the Underlying Funds.
Information relating to each Underlying Fund is as of the Underlying Fund’s most recent prospectus and SAI. For additional and more current information regarding each Underlying Fund, investors should read the Underlying Fund’s current prospectus and SAI.
Below describes additional information concerning the investment strategies that the Funds may employ, either principal or discretionary, and the risks of those investment strategies.
All Funds Investments
The following additional investment strategy and risk information relates to all Funds.
Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.

The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s investment portfolio. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund's return and may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.
Cybersecurity. The use of technology is more prevalent in the financial industry, including the Funds’ management and operations, than in other industries. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. A cybersecurity breach may result in:
•
Financial losses to the Funds and shareholders;
•
The inability of the Funds to timely process transactions or conduct trades;
•
Delays or mistakes in materials provided to shareholders;
•
Errors or delays in the calculation of Funds’ net asset values;
•
Violations of privacy and other laws (including those related to identity theft);
•
Regulatory fines, penalties and reputational damage; and
•
Compliance and remediation costs, legal fees and other expenses.
In addition, the noted risks may adversely impact LFI, a Fund’s sub-adviser, if any, the Funds’ principal underwriter, administrator and other service providers to the Funds, as well as financial intermediaries (e.g., insurance company record holders) and parties with which the Funds do business. These risks, in turn, could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, especially as different or unknown risks may emerge in the future. This is particularly the case because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact. There is also the risk that cybersecurity breaches may not be detected.
Environment, Social, and Governance (“ESG”). Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in its prospectus, the Fund’s investment process may integrate ESG factors with traditional fundamental factors. The weight given to any particular ESG factor varies across asset classes, sectors, and strategies and no one factor is determinative. When integrating ESG factors into the investment process, the Fund may rely on third-party data believed to be reliable, but the accuracy of such third-party data is not guaranteed. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable, which may adversely impact the investment process. Moreover, ESG information, regardless of its source, is mostly based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Fund believes that consideration of ESG factors has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the consideration of ESG factors will result in better performance. Investor views on positive or negative ESG characteristics can differ, and the current lack of common standards may result in different approaches to considering ESG factors. Accordingly, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A Fund’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser determines the liquidity of investments purchased by the Funds, subject to the Fund’s liquidity risk management program, as approved by the Board of Trustees.
The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail themselves of Rule 144A under the Securities Act of 1933, which permits the Funds to purchase securities which have been privately placed and resell such securities to qualified institutional buyers. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.
If the value of a Fund’s assets invested in illiquid investments at any time exceeds the limitation on illiquid investments, the Fund will take actions, if any are appropriate, to maintain adequate liquidity.
Investment in Securities of Other Investment Companies. Under the 1940 Act, a Fund (other than a fund of funds) generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and unregistered investment companies.
A Fund operating as a “fund of funds” may rely on certain federal securities laws to permit it to invest in affiliated investment companies without limit, non-affiliated investment companies within the statutory limits described above and in other securities that are not issued by investment companies. The Funds have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit a Fund to acquire shares of affiliated and non-affiliated investment companies beyond the statutory limits described above, subject to certain conditions.
If a Fund invests its assets in shares of underlying funds, the Fund is exposed to the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. A Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying funds.
In 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain SEC exemptive relief permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which permits such investments in excess of statutory limits, subject to certain conditions. The Fund of Funds began relying on Rule 12d1-4 as of January 19, 2021, the compliance date for the Rule.
Lincoln National Corporation (LNC) Securities. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide. The Funds are prohibited from directly purchasing securities issued by LNC or any affiliate thereof, except that a Fund may hold shares of LNC or affiliates thereof if the Fund is an index fund (or invests in an index fund) whose investment strategies seek to track the investment performance of a broad-based index. A Fund may indirectly hold shares of LNC or affiliates thereof if the Fund invests in underlying funds which are not advised by affiliates of LNC.
Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.
Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.
Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact an investment's yield. A Fund may invest in collective investment vehicles, the assets of which consist principally of money market instruments.
Operational Risk. Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund and the adviser (and sub-adviser, if any) seek to reduce these operational risks through controls and procedures. However, these measures do not completely eliminate such risk or address every possible risk and may be inadequate to address significant operational risks.

Pledging Assets. A Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for derivative instruments shall not be subject to the foregoing 15% requirement.
Private companies. The Funds may invest in private companies which can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent a Fund from selling their company shares for a period of time following the public offering.
Investments in private companies can offer a Fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.
Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. Certain Funds may also invest in purchase and sale contracts. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.
Because a reverse repurchase agreement may constitute borrowing, while a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the adviser deems creditworthy. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.
Short Sales. A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to the risk that the counterparty will not be able to meet its obligations.
When a Fund enters into a short sale against the box, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated Instruments held at the time of the short sale and if certain other conditions are satisfied.
Special Purpose Acquisition Companies. The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (IPO) for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC's IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities' prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security's value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Special Situations. A Fund may invest in certain securities under special situations. A special situation arises when, in the adviser’s opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
A Fund may invest in the securities of companies which have been in continuous operation for less than three years, or have capitalizations of less than $250 million at the time of purchase. Securities of these companies may have limited liquidity which can result in their being priced lower than they may be otherwise. Investments in unseasoned or smaller companies are more speculative and involve greater risk than do investments in companies with established operating records or that are larger.
Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, including but not limited to, holding a substantial portion of the Fund's assets in cash or cash equivalents, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. If a Fund does so, different factors could affect performance and a Fund may not achieve its investment objectives.
Equity Investments
The following additional investment strategy and risk information relates to each Fund that may invest in equity securities.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities generally are interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Equity Securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants. Equity securities may decline due to general market conditions, which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities.
Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated and the general risk that domestic and global economies have historically risen and fallen in periodic cycles. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.
Exchange-Traded Funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may invest in ETFs as a principal investment strategy and the Funds may also purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in the market for shares of an ETF could result in it being more volatile. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (NAV), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times. Furthermore, bid/ask spreads and the resulting premium or discount to NAV of the ETF’s shares may widen during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither LFI nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
ETF Authorized Participant Concentration Risk. For an underlying exchange-traded fund, only an “authorized participant” may engage in creation or redemption transactions directly with the ETF. The ETF may have a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the ETF and no other authorized participant is able to step forward to create or redeem “creation units,” the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a Fund which expire without being exercised will result in a loss to the Fund.
Fixed Income Investments
The following additional investment strategy and risk information relates to each Fund that may invest in fixed-income securities.
Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors, including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing any credit enhancement. If the required payments of principal and interest are not made to the trust with respect to the underlying loans after the credit enhancement is exhausted, certificate holders may experience losses or delays in payment.
For many asset-backed securities, the cash flows from the pool are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the pool and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from an asset-backed security typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, asset-backed security tranches can experience substantial losses.
In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.
A Fund may invest in each of collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (SPE) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create synthetic exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced fire sale liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed-income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers. The rate of interest on a fixed-income security may be fixed, floating or variable. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The income earned by a Fund on investments in floating and variable rate securities will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus, a Fund’s income on such investments will be more unpredictable than the income earned on such investments with a fixed rate of interest.
Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.
As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the values of debt securities typically increase. In periods of rising interest rates, the values of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of a Fund’s shares to fluctuate in value.
A Fund’s share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services LLC (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.
Delayed Delivery and When-Issued Securities and Forward Commitments. Some Funds may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.
Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs are typically notes representing senior, unsecured, unsubordinated debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs,

ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (reference instrument) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how a Fund characterizes and treat ETNs for tax purposes.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Floating Rate Debt Investments (LIBOR). The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the UK Financial Conduct Authority (“FCA”) publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On December 16, 2022, the Fed adopted a final rule that identifies the Secured Overnight Financing Rate (“SOFR”) as the replacement for USD LIBOR. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund. Additionally, alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
High Yield Fixed-Income Securities (“Junk” Bonds). Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed-income securities (commonly referred to as high yield bonds or “junk” bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.
High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.
The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws also may have a negative impact on the market for high yield bonds.
The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be “fair valued” in accordance with a Fund's procedures. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. The rate of interest on a loan may be fixed, floating or variable. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower’s failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans directly or through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate (CMBS) or residential properties (RMBS). Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.
Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. CMOs and REMICs issued by private entities — so-called “non-agency mortgage-backed securities”—are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi- class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.
Fannie Maes and Freddie Macs are pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. However, in 2008, due to concerns related to the mortgage crisis, the Federal Housing Finance Agency placed these agencies into conservatorship and the U.S. government provided them with financial support.
The Federal Housing Finance Agency and the White House have made public statements regarding plans to consider ending the conservatorship of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on their creditworthiness and guarantees of certain mortgage-backed securities. Should Fannie Mae's and Freddie Mac's conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund. In addition, under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain. There is no assurance that the U.S. government or its agencies will provide Freddie Mac or Fannie Mae with financial support in the future.
The value of mortgage-related securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.
Municipal Bonds. A Fund may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (Municipal Bonds). A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (State Municipal Bonds). A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (Non-Municipal Tax-Exempt Securities). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Other types of Municipal Bonds include, but are not limited to, moral obligation bonds, municipal notes, municipal lease obligations, tender option bonds, variable rate demand obligations, municipal interest rate swap transactions, insured municipal bonds and Build America bonds.
The issuer of Municipal Bonds pays a fixed, floating or variable rate of interest, and must repay the principal at maturity. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivatives.
The value of the Municipal Bonds may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers. There will be a limited market for certain Municipal Bonds and a Fund could face illiquidity risks.
Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The two principal classifications of Municipal Bonds are general obligation and revenue or special obligation bonds, which latter category includes private activity bonds (or industrial development bonds under pre-1986 law).
Real Estate Investment Trusts (“REITs”). Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain an exemption from the 1940 Act. For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITS may be entitled to the deduction.
Real Estate Securities. A Fund investing significantly in the global real estate industry may carry a much greater risk of adverse developments in the real estate industry than a fund that invests less significantly in that industry. Real estate values rise and fall in response to a variety of factors, including: local, regional, and national and global economic conditions; interest rates; tax and insurance considerations; changes in zoning and other property-related laws; environmental regulations or hazards; overbuilding; increases in property taxes and operating expenses; or value decline in a neighborhood. When economic growth is slow, demand for property decreases and prices may decline.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.

U.S. Government Securities. A Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). The guarantee by the U.S. Government may be affected by ongoing debt negotiations and related uncertainty or debt default.
Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.
U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.
A Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.
A Fund may invest in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.
In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.
Foreign Investments
The following additional investment strategy and risk information relates to each Fund that may invest in foreign securities.
Foreign Currency Transactions. A Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A Fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). A Fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward contract with respect to a currency where the Fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge). Certain Funds may also invest in currency forwards to gain exposure to a particular currency or to enhance returns.
A Fund may enter into forward contracts to shift its investment exposure from one currency to another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.
Successful use of currency management strategies will depend on the adviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the adviser anticipates. For example, if a currency’s value rose at a time when the adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.
Forward Foreign Currency Contract Risk. A Fund may use forward foreign currency contracts to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. These forward contracts are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the fund’s holdings, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.
Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments and therefore may reduce the value of foreign investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may be difficult to enforce legal rights in foreign countries.
Investing abroad involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, tariffs, trade embargoes or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability or collapse, military action or unrest, terrorism, regional conflicts, war or adverse diplomatic developments, which could negatively impact investments in those countries. The foreign countries in which a Fund invests may become subject to economic and trade sanctions or embargoes imposed by the U.S. or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.
Investing in emerging markets involves additional risks. An “emerging market company” generally is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase. The countries included in this definition will change over time. Foreign investment considerations generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. In many emerging markets, including China, there also is substantially greater risk that company disclosures will be incomplete or misleading and, in the event of investor harm, substantially less access to recourse, in comparison to U.S. domestic companies. Furthermore, with respect to business operations in China, there are significant risks due to the inability of the Public Company Accounting Board to access the audit work papers of Chinese audit firms. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain.
In addition to investing directly in equity securities, the Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.
On January 31, 2020, the United Kingdom officially withdrew from the EU (commonly known as “Brexit”). Negotiators representing the United Kingdom and EU came to a preliminary trade agreement that took effect on January 1, 2021, but many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of a Funds’ investments and/or on a Funds’ ability to enter into certain transactions or value certain investments. These developments also may make it more difficult for a Fund to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.
Investments in Russia. Investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions or other similar measures. Other similar measures may include, but are not limited to, banning Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia. Such sanctions or other similar measures – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund’s performance and/or ability to achieve its investment objective. It is also possible that such sanctions or similar measures may prevent U.S.-based entities that provide services to a Fund from transacting with Russian entities. Under such circumstances, a Fund may not receive payments due with respect to certain investments, such as the payments due in connection with the Fund’s holding of a fixed income security. In addition, such sanctions and other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. More generally, investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.
Russia has attempted, and may attempt in the future, to assert its influence in the region surrounding it through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia's economy and Russian issuers of securities in which a Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing, selling and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. Default by the Russian Federation on its sovereign debt will have implications to credit default swaps in relation to the Russian Federation. A Fund’s ability to participate in any resulting credit default swap auction or physical settlement process may be limited by, among other things, sanctions or other similar measures.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia.
Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still can occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. These services may be carried out by the companies themselves or by registrars located throughout Russia. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence, or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent by inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections.
To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. A Fund may also experience difficulty in obtaining and/or enforcing judgments in Russia.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Investing through Stock Connect (China and Hong Kong). Certain Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”) through the Shanghai – Hong Kong Stock Connect program and the Shenzhen - Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain equities via brokers in Hong Kong. Although Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide daily quota limitations, which may prevent a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. Once such daily quota on SSE or SZSE is used up, acceptance of the corresponding buy orders on SSE or SZSE (as applicable) will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the People’s Republic of China (“PRC”) or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. The applicable rules as well as trading, settlement and information technology (“IT”) systems required to operate Stock Connect are continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulations by both Hong Kong and the PRC. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities under Stock Connect, operational arrangements or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although for defaults by Hong Kong brokers occurring on or after January 1, 2020, the Hong Kong Investor Compensation Fund will cover losses incurred by investors with a cap at HK $500,000 per investor with respect to securities traded on a stock market operated by the SSE and/or SZSE and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of the Stock Connect. In the PRC, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. To the extent HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, a Fund has no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In this event, a Fund may not fully recover its losses and the process could be delayed. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Stock Connect securities in the PRC or elsewhere. Therefore, even though a Fund’s ownership may be ultimately recognized, the Fund may suffer difficulties or delays in enforcing their rights in A-shares. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, a Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, relevant market practice with respect to special segregated accounts is continuing to evolve.
Investing through Bond Connect (China and Hong Kong). Certain Funds may invest in the China Interbank Bond Market (the “CIBM”) through China’s Bond Connect Program (“Bond Connect”) subject to any applicable regulatory limits. Bond Connect is a bond trading and settlement linked program developed by the People’s Bank of China (“PBOC”), Hong Kong Monetary Authority (“HKMA”), China Foreign Exchange Trade System and National Interbank Funding Centre (“CFETS”), China Central Depository and Clearing Co., Ltd. (“CCDC”), Shanghai Clearing House (“SCH”), Hong Kong Exchanges and Clearing Limited and Central Moneymarkets Unit (“CMU”), with the aim of achieving mutual bond market access between China and Hong Kong. For the time being, this program allows eligible Hong Kong and overseas investors to invest in the bonds traded in the CIBM through the northbound trading of Bond Connect (the “Northbound Trade Link”) only.
Eligible Hong Kong and overseas investors may use their own sources of Renminbi in the Chinese offshore market (“CNH”) or convert foreign currencies into the Renminbi to invest in CIBM bonds under Bond Connect. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and Renminbi in respect of such investments. Currently, there is no investment quota for the Northbound Trade Link.
By seeking to invest in the CIBM via Bond Connect, a Fund is subject to the following additional risks:
General Risk. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. Bond Connect requires use of new information technology systems which may be subject to operational risk due to Bond Connect’s cross-border nature. If the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted.
Market Risk. A Fund investing in the CIBM is subject to liquidity, valuation and volatility risks. Market volatility and potential lack of liquidity due to possible low trading volume of certain bonds in the CIBM may result in prices of certain bonds traded in the CIBM fluctuating significantly. The bid and offer spreads of the prices of such bonds may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments. In addition, Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
To the extent that a Fund transacts in the CIBM, the Fund may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by failure to deliver relevant securities or to make payment.
Third Party Agent Risk. Under the Northbound Trading Link, CFETS or other institutions recognized by PBOC (as the registration agents) shall apply for registration with PBOC for the eligible Hong Kong and overseas investors. In addition, CMU (as the offshore custody agent recognized by the HKMA) shall open a nominee account with CCDC/SCH (as the onshore custody agent) as nominee holder of the CIBM bonds purchased by Hong Kong and overseas investors through Bond Connect.
As the relevant filings, registration with PBOC, and account opening have to be carried out by an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), a Fund is subject to the risks of default or errors on the part of such third parties.
Operational Risk. Bond Connect provides a new channel for investors from Hong Kong and overseas to access the CIBM directly. It is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant authorities.
The “connectivity” in Bond Connect requires routing of orders across the border. This requires the development of new information technology systems. There is no assurance that the systems of market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted. A Fund’s ability to access the CIBM (and hence to pursue its investment strategy) may be adversely affected.
Regulatory Risk. The PBOC Bond Connect rules are departmental regulations having legal effect in China. However, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such rules.
Bond Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the relevant authorities in China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Bond Connect.
The regulations are currently untested and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Bond Connect will not be abolished. A Fund which may invest in the CIBM through Bond Connect may be adversely affected as a result of such changes.
Legal/Beneficial Ownership Risk. Where CIBM bonds are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of CMU and CCDC/SCH. CIBM bonds will be held by CMU as a nominee holder of the bonds purchased by foreign investors through Bond Connect. The PBOC has made it clear that the ultimate investors are the beneficial owners of the relevant bonds and shall exercise their rights against the bond issuer through CMU as the nominee holder. While the distinct concepts of nominee holder and beneficial owner are referred to under PBOC rules or regulations, as well as other laws and regulations in China, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such concepts. Therefore, although a Fund's ownership may be ultimately recognized, it may suffer difficulties or delays in enforcing its rights over CIMB bonds.
Tax within China. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in CIBM bonds through Bond Connect could result in unexpected tax liabilities for a Fund. A Fund’s investments in CIBM bonds may cause the Fund to become subject to withholding and other taxes imposed by China.
If a Fund were considered to be a tax resident enterprise of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax on the profits attributable to the permanent establishment. The Adviser intends to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of a Fund.
Unless reduced or exempted by the applicable tax treaties, China generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China.

The Ministry of Finance of China and the State Administration of Taxation of China issued Caishui No. 108 on November 7, 2018 (“Notice 108”), which states that foreign investors will be temporarily exempt from the withholding income tax on their gains derived from CIBM bond interest.
The Adviser or a Fund may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of CIBM bonds and coupon interest income (if any). Notice 108 specifies that foreign investors will also be temporarily exempt from the value added tax exemption on their gains derived from CIBM bond interest. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Adviser or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.
The temporary exemption of withholding tax and value added tax will continue during the period from November 7, 2021 through December 31, 2025. If, in the future, China begins to apply tax rules regarding the taxation of bond interest income derived by foreign investment in CIBM, and/or begins to collect withholding tax and other taxes on such investment, the Adviser or a Fund could be subject to such withholding tax and value added tax
Derivatives Investments
The following additional investment strategy and risk information relates to each Fund that may invest in derivatives.
Derivatives. SEC Rule 18f-4 regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds’ securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and the other relevant transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Investment Adviser cannot predict the effects of these requirements on the Funds. The Investment Adviser intends to monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Equity Linked Securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. A Fund may invest up to 10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid. In some instances, investments in equity linked securities may be subject to the Fund's limitation on investments in investment companies.
Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.
Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed and vice versa. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities, equity securities, fixed-income securities or commodities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a Futures Commission Merchant (FCM) when the contract is entered into and to maintain the required variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which can distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of cash price trends by the adviser still may not result in a successful use of futures.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity compared to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price fluctuates by more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.
Although a Fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund is required to post cash or other assets as margin that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
Successful use of futures contracts as a hedge is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.
Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each Fund has filed a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) and, therefore, is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act (CEA). Funds operating as “funds of funds” have also claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. These exemptions impose limitations on the amount of commodity interests that may be held directly or indirectly by a Fund.To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. With respect to Funds operating as “funds of funds,” when the temporary exemption expires (which will occur when specific regulatory guidance is issued by the CFTC), each Fund will evaluate whether it continues to be eligible to claim an exclusion from CFTC regulation or if, considering any factors relevant based on the nature of the regulatory guidance when it is issued, it should register and operate under CFTC regulation. Consequently, these Funds may incur additional expenses relating to CFTC compliance.
Indexed Securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-indexed bonds are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying investments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Common issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Unlike transactions entered into by a Fund in futures contracts and options on futures contracts, certain options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the CBOE Options Exchanges, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corp. (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.
Options on Futures Contracts. A Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.
As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The successful use of a Fund’s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although a Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the OCC, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a Fund were to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.
Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. Stock index futures may be used to hedge the equity portion of a Fund’s securities portfolio with regard to market risk (involving the market’s assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.
Structured Products. A Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.
Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments (commodity-linked notes). Commodity-linked notes may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The purchase of commodity-linked notes will expose a Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, relatively less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be structured by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Issuers of structured notes include corporations and banks. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, relatively less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.
An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. Another type of swap is an inflation swap in which one party transfers inflation risk to another party through an exchange of cash flows. One of the parties pays a fixed rate tied to a notional principal amount, while the other party pays a floating rate tied to an inflation index.
A cap is a contract for which the buyer pays a fee, or premium, to obtain protections against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed

(strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.
Swap transactions, caps and floors are typically net basis contracts (i.e., the two payment streams are netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each transaction will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess may be required to be posted as collateral with the counterparty as security for such obligations.
A Fund may enter into a credit default swap (CDS) contract, which is an instrument by which one party transfers to another party the financial risk of a certain credit event as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection given by the seller of the CDS contract, the purchaser of the protection agrees to pay the seller of the protection a periodic premium. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuers of its holdings or to decreases in certain markets. The Fund might also sell protection and use CDS contracts to increase or vary exposure to certain securities or markets. As the seller of protection, in the event a credit event occurs, the seller of protection has the obligation to make the purchaser whole or pay an agreed upon amount in return for the transfer to the seller of protection of the reference securities.
CDS contracts do not involve netting, but require the payment of a premium by the purchaser of protection and if a credit event occurs, the delivery to the seller of protection of the reference securities, securities equal in value to the reference securities or the negotiated monetary value of the obligation. If a credit event occurs, the seller of protection has the obligation to make the purchaser of protection whole or pay an agreed upon amount. The Fund will post cash or other liquid assets as collateral to cover its obligations under the swap transaction.
A Fund may enter into currency swaps. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Fund’s use of these transactions will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
A significant risk in swap transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the ability of the counterparty to meet its contractual obligations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the EU, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”). Currently, some transactions are required to be centrally cleared. Swap transactions that are not centrally cleared may be relatively less liquid than exchange-traded instruments and are subject to margin requirements that will be implemented on a phased-in basis. Central clearing is expected to decrease counterparty risk by interposing the central clearinghouse as the counterparty to each of the parties to the original bi-lateral swap contract.
The Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
More about the LVIP BlackRock Dividend Value Managed Volatility Fund. The LVIP BlackRock Dividend Value Managed Volatility Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased future contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund’s total assets. These limitations do not apply to securities that incorporate features similar to options.
More about the LVIP PIMCO Low Duration Bond Fund. The LVIP PIMCO Low Duration Bond Fund engages in different strategies than the other funds. In addition to the main strategies and risks described in the prospectus and elsewhere in this SAI, the LVIP PIMCO Low Duration Bond Fund may employ certain other investment strategies, which together with their additional risks, are described in more detail below.
Additional Strategies:
Bank Obligations — Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets.
The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are subject to continued legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.
Creditor Liability and Participation on Creditor Committees — Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund. Further, PIMCO has the authority to represent the Trust, or any Fund(s) thereof, on creditors’ committees or similar committees and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.
Inverse Floater — The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund may invest up to 5%

of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. To the extent permitted by the Fund’s investment objectives and general investment policies, a Fund may invest in RIBs without limitation.
Bank Capital Securities — The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Trust Preferred Securities — The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act of 1933 and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, PIMCO will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.
Infrastructure Investments — Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.
Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government’s level of support or involvement with an infrastructure entity.
Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.
Infrastructure projects or assets may also be subject to operational risks, including the project manager’s ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project’s equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.
An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.

Increasing Government Debt — The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Current governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.
Valuing CDS and Other Derivatives — In addition, for purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund will count derivative instruments at market value.
For purposes of other investment policies and restrictions, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Voluntary Actions and Roll-Timing Strategies — From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.
A Portfolio may engage in roll-timing strategies where the Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (TBA) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Portfolio may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Portfolio’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Portfolios will test for compliance with Elective Investment Restrictions at the time of a Portfolio’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.

OTC Options — The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Portfolios’ Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Portfolio may be treated as liquid under certain circumstances, such as when PIMCO has the contractual right to terminate or close out the OTC option on behalf of a Portfolio within seven days. These policies are not fundamental policies of the Portfolios and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.
SEC Names Rule Requirement
LVIP American Century Select Mid Cap Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to mid capitalization companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP BlackRock Dividend Value Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in dividend paying securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP BlackRock Inflation Protected Bond Fund. The Fund's policy of normally investing at least 80% of its net assets in inflation indexed bonds (or securities with similar economic characteristics) is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP BlackRock Real Estate Fund. The Fund's policy of normally investing at least 80% of its net assets in equity securities of issuers that are principally engaged in the real estate industry is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP Blended Large Cap Growth Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities of U.S. large-cap companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Blended Mid Cap Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in stocks of mid-cap companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Channing Small Cap Value Fund. The Fund’s policy of normally investing at least 80% of its net assets in stocks of small-cap companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Delaware Bond Fund. The Fund’s policy of normally investing at least 80% of its net assets in debt securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Delaware Diversified Floating Rate Fund. The Fund’s policy of normally investing at least 80% of its net assets in floating rate securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Delaware Mid Cap Value Fund. The Fund’s policy of normally investing at least 80% of its net assets in medium-sized companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Dimensional International Core Equity Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
LVIP Dimensional International Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Dimensional U.S. Core Equity 1 Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities of U.S. companies is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
LVIP Dimensional U.S. Core Equity 2 Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities of U.S. companies is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
LVIP Dimensional U.S. Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities that are tied economically to the U.S. is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.

LVIP Franklin Templeton Global Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund. The Fund’s policy of normally investing at least 80% of its net assets in stocks of emerging market companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund. The Fund's policy of normally investing at least 80% of its net assets in stocks of large U.S. companies by market capitalization is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund. The Fund's policy of normally investing at least 80% of its net assets in stocks of small and mid-cap companies is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP Government Money Market Fund. The Fund’s policy of normally investing at least 80% of its net assets in government securities, including government securities subject to repurchase agreements, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Invesco Select Equity Income Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP JPMorgan High Yield Fund. The Fund’s policy of normally investing at least 80% of its net assets in high yield debt securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in the equity securities of mid-cap companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP MFS International Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Multi-Manager Global Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP PIMCO Low Duration Bond Fund. The Fund’s policy of normally investing at least 80% of its net assets in debt securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP SSGA Bond Index Fund. The Fund's policy of normally investing at least 80% of its net assets in bond securities that are held in the Bloomberg Barclays U.S. Aggregate Bond Index is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA Emerging Markets Equity Index Fund. The Fund's policy of normally investing at least 80% of its net assets in stocks held by the benchmark index, currently the MSCI Emerging Markets Index, or in other securities of emerging market companies providing exposure to the securities comprising the Index, is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA International Index Fund. The Fund's policy of normally investing at least 80% of its net assets in stocks held by the benchmark index, currently the MSCI EAFE® Index is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA Large Cap Managed Volatility Fund. The Fund's policy of normally investing at least 80% of its assets in a portfolio of investments that provide exposure to large capitalization U.S. companies is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA Mid-Cap Index Fund. The Fund’s policy of normally investing at least 80% of its assets in securities that comprise its benchmark index, currently the S&P MidCap 400® Index, and in stock index futures contracts that provide exposure to the stocks of companies in the Fund’s benchmark index, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP SSGA Nasdaq-100 Index Fund. The Fund's policy of normally investing at least 80% of its assets in securities of issuers included in the Nasdaq-100® Index is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA S&P 500 Index Fund. The Fund's policy of normally investing at least 80% of its net assets in securities of issuers included in the S&P 500® Index is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

LVIP SSGA Short-Term Bond Index Fund. The Fund's policy of normally investing at least 80% of its net assets in bond securities that are held in the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA Small-Cap Index Fund. The Fund's policy of normally investing at least 80% of its net assets in securities of stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the Russell 2000® is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA SMID Cap Managed Volatility Fund. The Fund's policy of normally investing at least 80% of its assets in a portfolio of investments that provide exposure to small and medium capitalization U.S. companies is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP T. Rowe Price Growth Stock Fund. The Fund’s policy of normally investing at least 80% of its net assets in the common stocks of a diversified group of growth companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund. The Fund’s policy of normally investing 80% of its net assets in a diversified group of domestic stocks of medium-sized companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Wellington SMID Cap Value Fund. The Fund's policy of normally investing at least 80% of its net assets in stocks of mid-cap companies is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP Western Asset Core Bond Fund. The Fund’s policy of normally investing at least 80% of its net assets in debt and fixed income securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
More About the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. 1-3 Corporate Bond Index (the “Indexes”) (LVIP SSGA Bond Index Fund and SSGA Short-Term Bond Index Fund (the “Funds”)). The Funds (the “Licensee” or “Funds”) acknowledge and expressly agree that the Funds are not sponsored, endorsed, sold or promoted by Bloomberg (“Licensor”), and that Licensor makes no representation or warranty, express or implied, to the owners of or counterparties to the Licensee or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Licensor to the Licensee (in respect to the Funds) is the licensing of certain trademarks, trade names and service marks and of Licensor, which are determined, composed and calculated by Bloomberg Index Services Limited without regard to Licensee or the Funds. Licensor has no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the Licensor Indexes. Licensor is not responsible for and has not participated in any determination of the timing of, prices at, or quantities of the Funds to be issued. Licensor shall not have any obligation or liability, including, without limitation, to the Funds customers, in connection with the administration, marketing or trading of the Funds.
LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, OR ANY DATA INCLUDED RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMMISSIONS OR INTERRUPTIONS THEREIN. LICENSOR DOES NOT MAKE ANY WARRANTY, EXPRESSED OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, OR FOR ANY DATA RELATED THERETO. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES, OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE — ARISING IN CONNECTION WITH THE FUNDS OR INDEXES OR ANY DATA OR VALUES RELATING THERETO — WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSIBILITY THEREOF.
More About the Invesco U.S. Large Cap Equal Weight Index (LVIP Invesco Select Equity Income Managed Volatility Fund). The Fund is not sponsored, endorsed, sold or promoted by Invesco Indexing LLC, and Invesco Indexing LLC makes no representation regarding the advisability of investing in shares of the Fund. Invesco Indexing LLC makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Invesco Indexing LLC to track general market performance. Invesco Indexing LLC is an affiliate of Invesco Capital and its relationship to Invesco Capital includes the licensing of certain trademarks and trade names of Invesco Indexing LLC and of the data supplied by Invesco Indexing LLC, which is determined and composed by Invesco Indexing LLC. Invesco Indexing LLC has no obligation to take the needs of Invesco Capital or the shareholders of the Fund into consideration in determining or composing the data supplied by Invesco Indexing LLC. Invesco Indexing LLC is not responsible for and has not participated in the determination of the prices of the shares of the Fund or the timing of the issuance or sale of such shares. Invesco Indexing LLC has no obligation or liability in connection with the administration, marketing or trading of the Fund or its shares.
INVESCO INDEXING LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INVESCO INDEX AND/OR ANY DATA INCLUDED THEREIN.  INVESCO INDEXING LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE

OBTAINED BY THE FUND OR ANY SHAREHOLDER, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INVESCO INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE.  INVESCO INDEXING LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INVESCO INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INVESCO INDEXING LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
More about the MSCI EAFE® Index and MSCI Emerging Markets Index (LVIP SSGA International Index Fund and LVIP SSGA Emerging Markets Equity Index Fund) (each the “Fund”). INVESTORS LOOK TO INDEXES AS A STANDARD OF MARKET PERFORMANCE. INDEXES ARE MODEL PORTFOLIOS, THAT IS, GROUPS OF STOCKS OR BONDS SELECTED TO REPRESENT AN ENTIRE MARKET. THE MSCI EAFE® INDEX is a stock market index of foreign stock from 21 developed markets, but excludes those from the U.S. and Canada. The index targets coverage of 85% of the market capitalization of the equity market of all countries that are part of the index.
LVIP SSGA International Index Fund seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities. This objective is non-fundamental and may be changed without shareholder approval. When evaluating the fund’s performance, the MSCI EAFE® Index is used as the benchmark.
The Fund is normally fully invested. The sub-adviser invests in stock index futures to maintain market exposure and manage cash flow. The Fund may purchase other types of securities that are not primarily investments vehicles, for example American Depository Receipts (ADRs), Global Depositary Receipts (GDRs), European depositary Receipts (EDRs), and certain ETFs, cash equivalents, and certain derivatives. Although the Fund may employ foreign currency hedging techniques, they normally maintain the currency exposure of the underlying equity investments. The Fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund, and differences between how and when the Fund and the index are valued.
LVIP SSGA Emerging Markets Equity Index Fund seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities. This objective is non-fundamental and may be changed without shareholder approval. When evaluating the fund’s performance, the MSCI Emerging Markets Index is used as the benchmark.
The Fund is normally fully invested. The Fund generally invests substantially all, but at least 80%, of its net assets in securities included in the Index or in other securities of emerging market companies providing exposure comparable, in the sub-adviser’s view, to securities comprising the Index. These securities may be represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) or Participatory Notes (P-Notes). The sub-adviser may purchase and sell futures contracts, or options on those futures, in lieu of investing directly in the stocks making up the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio, but the sale has not yet been completed. The Fund may enter into other derivatives transactions, including the use of options, forwards or swap transactions, in lieu of investing directly in the stocks making up the Index.
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY LICENSEE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS

OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
More about the Nasdaq-100 Index (LVIP SSGA Nasdaq-100 Index Fund) (the “Fund”). The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations' only relationship to Lincoln Financial Investments Corporation (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100® Index, and certain trade names of the Corporations and the use of the Nasdaq-100® Index, which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
More about the S&P MidCap 400® Index (LVIP SSGA Mid-Cap Index Fund). The S&P MidCap 400® Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap. The S&P MidCap 400® Index is designed to measure the performance of 400 mid-sized companies in the U.S., reflecting this market segment’s distinctive risk and return characteristics.
The Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P MidCap 400® Index. To accomplish this objective the Fund’s sub-adviser, SSGA Funds Management, Inc (SSGA FM), attempts to buy and sell all of the index’s securities in the same proportion as they are reflected in the S&P MidCap 400® Index, although the Fund reserves the right not to invest in every security in the S&P MidCap 400® Index if it is not practical to do so under the circumstances. SSGA FM does not seek to beat the S&P MidCap 400® Index and does not seek temporary defensive positions when markets appear to be overvalued. SSGA FM makes no attempt to apply economic, financial or market analysis when managing the Fund. Including a security among the Fund’s holdings implies no opinion as to its attractiveness as an investment.
The Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of any unfavorable position.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser on behalf of the Fund.  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Adviser on behalf of the Fund.  The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones

Indices.  Neither S&P nor Dow Jones Indices make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices’ only relationship to the Fund with respect to the S&P MidCap 400® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The S&P MidCap 400® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund.  S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the S&P MidCap 400® Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400®  INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER ON BEHALF OF THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
More About the FTSE Russell Index (LVIP Mondrian Global Income Fund and LVIP SSGA Small-Cap Index Fund) (the “Funds”).  The Funds have been developed solely by the Trust.  The Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).  FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the FTSE Russell Indexes vest in the relevant LSE Group company which owns the index.  FTSE®, Russell® and FTSE Russell® are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.
The FTSE Russell Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner.  The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Index or (b) investment in or operation of the Fund.  The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Funds or the suitability of the Russell FTSE Indexes for the purpose of which it is being put by the Funds.
More about the S&P 500® Index (LVIP SSGA S&P 500 Index Fund) (the “Fund”). Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500® Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade and range and diversity of the American economy.
The Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500® Index. To accomplish this objective the Fund's sub-adviser, SSGA Funds Management, Inc (SSGA FM), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500® Index, although the Fund reserves the right not to invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances. SSGA FM does not seek to beat the S&P 500® Index and does not seek temporary defensive positions when markets appear to be overvalued. SSGA FM makes no attempt to apply economic, financial or market analysis when managing the Fund. Including a security among the Fund's holdings implies no opinion as to its attractiveness as an investment.
The Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of any unfavorable position.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser on behalf of the Fund.  S&P(R), S&P 500(R), US 500, The 500, iBoxx(R), iTraxx(R) and CDS(R) are registered trademarks of S&P Global, Inc. or its affiliates (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Adviser on behalf of the Fund.  It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general market performance.  S&P Dow Jones Indices’ only relationship to the Fund with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Advisor or the Fund.  S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR A THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE FUND REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE
ADVISER ON BEHALF OF THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Portfolio Transactions and Brokerage
The Funds' Adviser or sub-advisers (as applicable) (collectively referred to as the Adviser) are responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser currently provides investment advice to a number of other clients. The Adviser will allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations, among the major factors the Adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser, as the case may be).
On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including a Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.
In connection with effecting portfolio transactions, consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The Adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.
The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time and will receive reports regarding brokerage practices. The nature of the research services provided to the Adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the Adviser regards as a useful supplement of its own internal research capabilities.
The Adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the Adviser; in addition, the Adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.
During the last three fiscal years ended December 31, 2022, 2021 and 2020, the following Funds incurred brokerage commissions as follows:
Brokerage and Research Services
	2022	2021	2020
LVIP American Century Select Mid Cap Managed Volatility Fund	$154,384	$130,461	$185,422
LVIP Baron Growth Opportunities Fund	56,427	40,850	48,945
LVIP BlackRock Dividend Value Managed Volatility Fund	421,587	387,936	661,700
LVIP BlackRock Inflation Protected Bond Fund	431,083	57,931	62,967
LVIP BlackRock Real Estate Fund	206,520	279,583	536,785
LVIP Blended Large Cap Growth Managed Volatility Fund	253,090	187,955	365,769
LVIP Blended Mid Cap Managed Volatility Fund	137,673	75,675	145,875
LVIP Channing Small Cap Value Fund	64,673	N/A	N/A
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	78,079	74,559	114,808
LVIP Delaware Bond Fund	139,639	62,433	117,350
LVIP Delaware Diversified Floating Rate Fund	3,018	2,147	9,447
LVIP Delaware Mid Cap Value Fund	153,378	128,304	222,870
LVIP Delaware Social Awareness Fund	56,504	46,782	64,104
LVIP Dimensional International Core Equity Fund	47,950	36,650	51,085
LVIP Dimensional International Equity Managed Volatility Fund	78,155	10,795	71,113
LVIP Dimensional U.S. Core Equity 1 Fund	16,182	16,926	25,537
LVIP Dimensional U.S. Core Equity 2 Fund	12,923	13,787	20,133
LVIP Dimensional U.S. Equity Managed Volatility Fund	59,188	4,693	58,095
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	24,465	2,549	24,231
LVIP Franklin Templeton Global Equity Managed Volatility Fund	382,198	326,425	603,138
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	290,886	379,610	237,280
LVIP Franklin Templeton Multi-Factor International Equity Fund	196,345	261,419	257,226
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	184,940	214,410	273,858
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	265,090	291,002	349,798
LVIP Invesco Select Equity Income Managed Volatility Fund	73,117	129,201	123,175
LVIP JPMorgan High Yield Fund	880	3,375	1,000
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	134,890	166,965	283,505
LVIP Loomis Sayles Global Growth Fund	95,809	87,047	170,436

	2022	2021	2020
LVIP MFS International Equity Managed Volatility Fund	76,359	10,734	64,802
LVIP MFS International Growth Fund	134,731	208,367	269,739
LVIP MFS Value Fund	70,987	68,037	127,278
LVIP Mondrian Global Income Fund	46,203	108,649	3,491
LVIP Mondrian International Value Fund	133,106	138,252	133,135
LVIP Multi-Manager Global Equity Managed Volatility Fund	6,896	1,073	7,442
LVIP PIMCO Low Duration Bond Fund	95,926	64,433	66,177
LVIP SSGA Emerging Markets Equity Index Fund	265,013	188,380	253,677
LVIP SSGA International Index Fund	99,390	92,459	323,804
LVIP SSGA International Managed Volatility Fund	71,458	7,205	56,045
LVIP SSGA Large Cap Managed Volatility Fund	53,559	3,622	42,279
LVIP SSGA Mid-Cap Index Fund	22,158	37,792	79,951
LVIP SSGA Nasdaq-100 Index Fund	1,126	2,809	N/A
LVIP SSGA S&P 500 Index Fund	45,897	81,626	98,065
LVIP SSGA Small-Cap Index Fund	118,946	174,169	257,418
LVIP SSGA SMID Cap Managed Volatility Fund	78,417	4,596	60,315
LVIP T. Rowe Price Growth Stock Fund	139,439	140,445	221,472
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	82,994	70,409	115,363
LVIP Wellington Capital Growth Fund	77,903	99,239	86,416
LVIP Wellington SMID Cap Value Fund	227,927	162,546	215,177
LVIP Western Asset Core Bond Fund	243,709	212,384	182,023
During the fiscal year ended December 31, 2022, the Adviser or Sub-Adviser1, as appropriate for each of the following Funds, paid the following commissions to firms that provided brokerage and research services to the Fund:
Fund Name	Total Amount of Transactions	Total Related Brokerage Commissions
LVIP Baron Growth Fund	$41,104,031	$50,942
LVIP Blended Large Cap Growth Managed Volatility Fund	$251,541,208	$16,209
LVIP Blended Mid Cap Managed Volatility Fund	$265,107,677	$24,690
LVIP Channing Small Cap Value Fund	$114,399,739	$40,244
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	$77,869,053	$17,982
LVIP Franklin Templeton Global Equity Managed Volatility Fund	$385,051,577	$142,430
LVIP Invesco Select Equity Income Managed Volatility Fund	$590,486	$1,181
LVIP T. Rowe Price Growth Stock Fund	$1,207,811,121	$139,421
LVIP T. Rowe Price Structured Mid Cap Growth Fund	$862,055,236	$82,992
1
This information is provided by the Fund’s sub-adviser and the information is believed to be reliable; however, the Fund has not independently verified it.
Purchases of Securities of “Regular” Brokers or Dealers
As of the fiscal year ended December 31, 2022, the Funds listed below held investments in securities of their regular broker dealers:
Fund Name	Regular Broker/Dealer	Aggregate Holdings of Securities ($)
LVIP BlackRock Dividend Value Managed Volatility Fund	Citigroup	$33,845,114
LVIP Delaware Bond Fund	Citigroup	$75,460,463
	Morgan Stanley	$129,779,183
	State Street	$8,535,000
LVIP Delaware Diversified Floating Rate Fund	Citigroup	$9,286,633
	Goldman Sachs	$8,938,849
	Morgan Stanley	$6,945,473
	State Street	$2,110,000
LVIP Delaware Mid Cap Value Fund	State Street	$10,094,335.47
LVIP Dimensional International Core Equity Fund	BNP Paribas	$979,680

Fund Name	Regular Broker/Dealer	Aggregate Holdings of Securities ($)
LVIP Dimensional U.S. Core Equity 1	Citigroup	$2,730,812
	Goldman Sachs	$2,257,252
	Morgan Stanley	$1,704,447
	State Street	$768,035
LVIP Dimensional U.S. Core Equity 2	Citigroup	$1,356,606
	Goldman Sachs	$1,282,095
	Morgan Stanley	$797,512
	State Street	$686,422
LVIP Franklin Templeton Multi-Factor International Equity Fund	BNP Paribas	$5,612,590
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	Citigroup	$13,434,041
	Goldman Sachs	$13,899,934
LVIP Government Money Market Fund	BNP Paribas	$85,000,000
	Citigroup	$95,000,000
	Mizuho Securities	$66,000,000
	Morgan Stanley	$75,000,000
LVIP Invesco Select Equity Income Managed Volatility Fund	Citigroup	$793,520
	Goldman Sachs	$1,397,474
	Morgan Stanley	$2,382,311
	State Street	$2,103,659
LVIP JPMorgan Select Mid Cap MV Fund	Citigroup	$554,645
	Morgan Stanley	$506,086
	State Street	$4,134,646
LVIP JPMorgan High Yield Fund	Citigroup	$1,554,176
LVIP MFS Value Fund	Citigroup	$20,334,750.26
	Goldman Sachs	$2,527,257.32
	Morgan Stanley	$29,962,969.90
LVIP PIMCO Low Duration Bond	BNP Paribas	$11,454,540
	Citigroup	$1,000,000
	Goldman Sachs	$4,173,182
	Morgan Stanley	$5,000,000
LVIP SSGA Bond Index Fund	BNP Paribas	$199,435
	Citigroup	$11,154,530
	Goldman Sachs	$10,709,319
	Morgan Stanley	$14,873,698
LVIP SSGA International Index Fund	BNP Paribas	$8,052,214
LVIP SSGA S&P 500 Index Fund	Citigroup	$16,819,785
	Goldman Sachs	$10,285,995
	Morgan Stanley	$5,876,546
	State Street	$4,010,135
LVIP SSGA Short-Term Bond Fund	BNP Paribas	$263,730
	Citigroup	$6,326,222
	Goldman Sachs	$6,301,931
	Morgan Stanley	$7,548,944
LVIP Western Asset Core Bond Fund	BNP Paribas	$8,575,560
	Citigroup	$32,326,882
	Goldman Sachs	$23,308,650
	Morgan Stanley	$21,399,478
	State Street	$731,330

No Commissions to Finance Distribution
The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund's portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund's brokerage commissions are not used to finance the distribution of Fund shares.
Commission Recapture Program
The Funds, except the Funds of Funds and LVIP BlackRock Inflation Protected Bond Fund, LVIP Delaware Bond Fund, LVIP Delaware Diversified Floating Rate Fund, LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund, LVIP Franklin Templeton Multi-Factor International Equity Fund, LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund, LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund, LVIP Government Money Market Fund, LVIP JPMorgan High Yield Fund, LVIP Mondrian Global Income Fund, LVIP PIMCO Low Duration Bond Fund, LVIP SSGA Bond Index Fund, LVIP SSGA Emerging Markets Equity Index Fund, LVIP SSGA International Index Fund, LVIP SSGA Mid-Cap Index Fund, LVIP SSGA S&P 500 Index Fund, LVIP SSGA Short-Term Bond Index Fund, LVIP SSGA Small-Cap Index Fund, and LVIP Western Asset Core Bond Fund, have entered into commission recapture programs with both Russell and ConvergEx, pursuant to which the commission rebates will be included in realized gain (loss) on securities in the appropriate financial statements. If the adviser or sub-adviser does not believe it can obtain best execution from such broker-dealer, there is no obligation to execute portfolio transactions through such broker-dealers. The Board of Trustees, with the assistance of Russell, ConvergEx and the adviser and sub-adviser, if any, intends to continue to review whether recapture opportunities are available and, if so, to determine in the exercise of its business judgment whether it would be advisable for a Fund to participate, or continue to participate, in the commission recapture programs.
Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund’s portfolio securities. The Adviser intends to manage each Fund’s assets (except for the LVIP Government Money Market Fund) by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While the Funds are not managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

	2022	2021
LVIP American Century Select Mid Cap Managed Volatility Fund[1]	71%	51%
LVIP Baron Growth Opportunities Fund[1]	3%	1%
LVIP BlackRock Dividend Value Managed Volatility Fund[1]	40%	37%
LVIP BlackRock Real Estate Fund[1]	79%	77%
LVIP BlackRock Inflation Protected Bond Fund[1]	266%	72%
LVIP Blended Large Cap Growth Managed Volatility Fund[2]	122%	156%
LVIP Blended Mid Cap Managed Volatility Fund[1]	31%	27%
LVIP Channing Small Cap Value Fund[1]	36%	N/A
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund[1]	22%	19%
LVIP Delaware Bond Fund[2]	156%	298%
LVIP Delaware Diversified Floating Rate Fund[2]	64%	70%
LVIP Delaware Mid Cap Value Fund[1]	20%	19%
LVIP Delaware Social Awareness Fund	12%	12%
LVIP Dimensional International Core Equity Fund[1]	15%	12%
LVIP Dimensional International Equity Managed Volatility Fund[1]	13%	9%
LVIP Dimensional U.S. Core Equity 1 Fund[1]	4%	3%
LVIP Dimensional U.S. Core Equity 2 Fund[1]	8%	6%
LVIP Dimensional U.S. Equity Managed Volatility Fund[1]	10%	7%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund[2]	15%	20%

	2022	2021
LVIP Franklin Templeton Global Equity Managed Volatility Fund[1]	29%	27%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund[1]	62%	59%
LVIP Franklin Templeton Multi-Factor International Equity Fund[2]	55%	57%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund[1]	59%	55%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund[2]	71%	76%
LVIP Invesco Select Equity Income Managed Volatility Fund[2]	74%	86%
LVIP JPMorgan High Yield Fund[2]	11%	33%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund[2]	23%	30%
LVIP Loomis Sayles Global Growth Fund[1]	42%	18%
LVIP MFS International Equity Managed Volatility Fund[1]	31%	7%
LVIP MFS International Growth Fund[2]	12%	18%
LVIP MFS Value Fund[1]	14%	9%
LVIP Mondrian Global Income Fund[2]	40%	45%
LVIP Mondrian International Value Fund[1]	23%	22%
LVIP Multi-Manager Global Equity Managed Volatility Fund[1]	18%	12%
LVIP PIMCO Low Duration Bond Fund[1]	1035%	461%
LVIP SSGA Bond Index Fund[2]	49%	95%
LVIP SSGA Emerging Markets Equity Index Fund[2]	11%	19%
LVIP SSGA International Index Fund	3%	3%
LVIP SSGA International Managed Volatility Fund[1]	8%	4%
LVIP SSGA Large Cap Managed Volatility Fund[1]	9%	4%
LVIP SSGA Mid-Cap Index Fund[2]	14%	23%
LVIP SSGA Nasdaq-100 Index Fund[2]	17%	28%
LVIP SSGA S&P 500 Index Fund	2%	2%
LVIP SSGA Short-Term Bond Index Fund[1]	59%	50%
LVIP SSGA Small-Cap Index Fund[2]	16%	25%
LVIP SSGA SMID Cap Managed Volatility Fund[2]	11%	13%
LVIP T. Rowe Price Growth Stock Fund[1]	33%	21%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund[1]	38%	36%
LVIP Wellington Capital Growth Fund[1]	38%	32%
LVIP Wellington SMID Cap Value Fund[1]	85%	58%
LVIP Western Asset Core Bond Fund[2]	128%	129%
1 The Fund’s portfolio turnover increased in 2022 due to increased trade activity.
2 The Fund’s portfolio turnover decreased in 2022 due to decreased trade activity.
Trustees and Officers
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust's officers are responsible for the Funds' day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of the Trust.

Interested Trustee
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Financial Investments Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	109	Lincoln Financial Investments Corporation; CITRS, Inc.
*
Mr. Bronchetti is an interested person of the Trust because he is a Director and an Officer of Lincoln Financial Investments Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.
Independent Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy School
NY/NJ/CT Alumni Network
(President); Board of
Directors of the University
of North Carolina, School of
Law Alumni Association

Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of Pricewaterhouse Coopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women, Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	Thornbury Income Builder Opportunities Trust since 2020
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016
Director and President, Lincoln Financial
Investments Corporation; Chief Investment
Officer of The Lincoln National Life
Insurance Company; Formerly: Director,
Senior Vice President and Head of Funds
Management.

William P. Flory, Jr. 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1961	Vice President, Treasurer, and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate Account
Operations and Mutual Fund Administration,
The Lincoln National Life Insurance
Company; Formerly: Second Vice President,
Director of Separate Account Operations,
The Lincoln National Life Insurance
Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019
Vice President and Assistant Secretary,
Lincoln Financial Investments Corporation;
Vice President, The Lincoln National Life
Insurance Company; Vice President, Lincoln
Life & Annuity Company of New York; Vice
President, Lincoln National Corporation.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Mangement, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel – Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer and
Assistant General Counsel, Lincoln National
Corporation; Vice President, Secretary, and
Chief Legal Officer, Lincoln Financial
Investments Corporation.

Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial Investments
Corporation; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Senior Vice President, Lincoln
Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies, Lincoln Financial
Investments Corporation; Senior Vice
President, Lincoln Life & Annuity Company
of New York; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Formerly, Head of Product
Management, Nationwide Investment
Management Group

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Trustee Qualifications
The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust’s Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange Commission (SEC), and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.
Jayson R. Bronchetti. Mr. Bronchetti has served as Director and President of Lincoln Financial Investments Corporation since August 2016. Mr. Bronchetti also serves as an officer of The Lincoln National Life Insurance Company. Mr. Bronchetti joined Lincoln Financial Group in 2013. Mr. Bronchetti previously served as Executive Director of Debt Capital Markets for J.P. Morgan. He has also held positions in private equity, fixed income asset management, credit research, and trading with Macquarie Investments and Bank of America. He is a founding Chapter Executive of the Chartered Alternative Investment Analyst (“CAIA”) Society of Philadelphia and has served as a board member on several private equity owned companies and charitable foundations. Mr. Bronchetti received a bachelor’s degree in finance, with a minor in economics, from Miami University in Oxford, Ohio. He is also a graduate of the Executive

Development Program at the Wharton School of the University of Pennsylvania. Mr. Bronchetti is a member of the CFA Society of Philadelphia, and holds Series 7, Series 79, and Series 63 securities licenses.
Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a director of Fit and Fresh (a manufacturer of consumer housewares products), Lumisource + Grandview Gallery (designer and distributor of residential furniture and lighting products), and Giftcraft (a provider of consumer gift products). He has previously served as a director of multiple other companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.
Ken C. Joseph. Mr. Joseph has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. He is currently a Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas for Kroll LLC (formerly Duff & Phelps, LLC). Mr. Joseph previously served for over 20 years at the U.S. Securities & Exchange Commission, including as Associate Director/Senior Officer in the Division of Examinations (formerly known as the Office of Compliance Inspections and Examinations), and as an Assistant Director in the Division of Enforcement. He previously served as an Associate Dean of St. John’s University, NY. Currently, he serves on the Board of Directors of the Harvard Kennedy School NY/NJ/CT Alumni Network (President), University Settlement, and the University of North Carolina, School of Law Alumni Association. Mr. Joseph provides the board with compliance, securities law and business experience.
Barbara L. Lamb. Ms. Lamb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. She retired from WH Trading LLC in 2022. Ms. Lamb served as a Managing Director of Finance and Administration for WH Trading LLC from 2015-2022. She previously served as a Managing Director of Cheiron Trading LLC from 2012-2015 and a Financial Officer for Valorem Law Group, LLC from 2008-2009. Previously, she served as Chief Development Officer for Market Liquidity, LLC from 1999-2001. Ms. Lamb served as Chief Credit Officer, Senior Vice President, and Director for The Chicago Corporation from 1986-1998 and in several finance and development positions from 1980-1986. Ms. Lamb holds the Chartered Financial Analyst Designation and is a member of the CFA Institute of Chicago. Through her experience, Ms. Lamb provides the board with risk management and investing insight.
Gary D. Lemon, Ph.D. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust from 2004 to 2006 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a Professor of Economics and Management at DePauw University and is the current Chair of the Economics and Management department. Dr. Lemon was formerly the James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship at DePauw University. He is a former member of the Greencastle City Council and the Greencastle Redevelopment Commission. He is an author of a book on investing. He has also served on several other committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight.
Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008, where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.
Charles I. Plosser. Mr. Plosser has served as a Trustee of Lincoln Variable Insurance Products Trust since 2018. Mr. Plosser formerly served as a Public Governor for FINRA, the Financial Industry Regulatory Authority, where he serves on the Investment Committee and the Finance, Operations and Technology Committee. Mr. Plosser served as the Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc. from August 2006 to March 2015 and as Chairman of the Investment Committee of the Federal Reserve System Retirement Systems. Mr. Plosser was the John M. Olin Distinguished Professor of Economics and Public Policy and Director of the Bradley Policy Research Center at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he also served as Dean from 1993 to 2003. Mr. Plosser was also a professor of economics in the Department of Economics at the University of Rochester, a senior research associate at the Rochester Center for Economic Research in the University’s College of Arts and Science and a research associate at the National Bureau of Economic Research in Cambridge, Massachusetts. He has also been a visiting scholar at the Bank of England and Federal Reserve Bank of Minneapolis. He has served as a consultant to numerous corporations, including Chase Manhattan Bank, Eastman Kodak Company and The Wyatt Company, on topics ranging from strategic planning and forecasting to portfolio and pension fund management, capital budgeting and financial analysis. Through his experience, Mr. Plosser provides federal banking experience and economic knowledge.
Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief

Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time, she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.
Manisha A. Thakor. Ms. Thakor has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. Ms. Thakor currently serves at MoneyZen LLC, which she founded in 2009. From 2018-2020, Ms. Thakor served as Vice President at Brighton Jones. From 2015-2017, Ms. Thakor served as Director of Wealth Strategies for Women at Buckingham Financial. She is a Board member of The National Endowment for Financial Education. Ms. Thakor is also a Chartered Financial Analyst (CFA) charterholder and Certified Financial Planner (CFP®). Ms. Thakor provides the Board with investment management experience and financial services industry insight.
Brian W. Wixted. Mr. Wixted has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. Mr. Wixted formerly served as a consultant for CKC Consulting and since 2019, as an Advisory Partner with AI Capital. Mr. Wixted served as the Senior Vice President of Finance and Fund Treasurer of the Oppenheimer Funds from 1999-2016. He served as the Principal and Chief Operating Officer of Bankers Trust Company’s Mutual Funds Group from 1995-1999 and the Vice President and Chief Financial Officer for CS First Boston Investment Management Corp from 1991-1995. Mr. Wixted served as Vice President and Accounting Manager with Merrill Lynch Asset Management from 1987-1991. From 1981-1987, he held several accounting positions with brokerage and accounting firms. Mr. Wixted holds a Certified Public Accountant designation and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Through his experience, Mr. Wixted provides mutual fund, investment management and financial services industry insight.
Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery at BNY Mellon Asset Servicing from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Prior to that, Ms. Wolcott served as Executive Vice President of the predecessor firm, PFPC Worldwide Inc., from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial services industry insight.
Board Oversight
The primary responsibility of the Board of Trustees is to represent the interests of the Trust’s shareholders and to provide oversight of the management of the Funds. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently composed of eleven trustees, ten of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Trustee). The Interested Trustee serves as the Chairperson of the Board.
The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.
Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Fund’s expenses, oversee compliance with regulatory requirements, and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.
As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Fund’s investment performance with the Adviser at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act and a quarterly report regarding the operation of the Trust’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.
The Board considered the number of Funds in the Trust, the total assets of the Trust and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of the Trust.

Board Committees
Audit Committee. The Board of Trustees has established an Audit Committee. The Audit Committee oversees the Funds’ financial reporting process on behalf of the Board of Trustees and reports its activities to the Board. The Audit Committee assists and acts as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust’s systems of controls, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Ken C. Joseph, Barbara L. Lamb, Thomas A. Leonard, and Brian W. Wixted (Chair). The Audit Committee met four times during the last fiscal year.
Investment Committee. The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Steve A. Cobb (Chair), Gary D. Lemon, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor and Nancy B. Wolcott. The Investment Committee met four times during the last fiscal year.
Nominating and Governance Committee. The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board of Trustees. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. The members of the Nominating and Governance Committee are Independent Trustees: Steve A. Cobb, Ken C. Joseph, Barbara L. Lamb, Gary D. Lemon, Thomas A. Leonard, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor, Brian W. Wixted, and Nancy B. Wolcott (Chair). The Nominating and Governance Committee met four times during the last fiscal year. The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801.
Ownership of Securities
As of December 31, 2022, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2022, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:
Interested Trustee
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jayson R. Bronchetti	None	None
Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Steve A. Cobb
LVIP Baron Growth Opportunities Fund – $10,001 – $50,000
LVIP Dimensional U.S. Core Equity 2 Fund – $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000
LVIP SSGA S&P 500 Index Fund – $10,001 – $50,000
Over $100,000
Ken C. Joseph	LVIP Vanguard Domestic Equity ETF Fund – $50,001 – $100,000	$50,001 – $100,000
Barbara L. Lamb
LVIP Dimensional U.S. Core Equity 1 Fund – $10,001 – $50,000 LVIP Dimensional U.S.
Core Equity 2 Fund – $10,001 – $50,000
LVIP Dimensional International Core Equity Fund – $10,001 – $50,000
LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000
Over $100,000
Gary D. Lemon
LVIP Dimensional International Equity Managed Volatility Fund – $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000
LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000
Over $100,000
Thomas A. Leonard	LVIP Structured Moderate Allocation Fund – Over $100,000	Over $100,000
Charles I. Plosser	LVIP SSGA Moderate Index Allocation Fund – Over $100,000	$50,001 – $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Pamela L. Salaway	LVIP Baron Growth Opportunities Fund – $10,001 – $50,000 LVIP Mondrian International Value Fund – $10,001 – $50,000 LVIP SSGA S&P 500 Index Fund – Over $100,000	Over $100,000
Manisha A. Thakor	LVIP SSGA Small Cap Index Fund – $10,001 – $50,000 LVIP SSGA Nasdaq-100 Index Fund – $10,001 – $50,000	$50,001 – $100,000
Brian W. Wixted
LVIP SSGA S&P 500 Fund – $10,001 – $50,000
LVIP SSGA Bond Index Fund – $10,001 – $50,000
LVIP SSGA Short-Term Bond Index Fund – $10,001 – $50,000
LVIP SSGA Mid Cap Index Fund – Under $10,000
LVIP SSGA Small-Cap Index Fund – Under $10,000
$50,001 – $100,000
Nancy B. Wolcott	LVIP American Balanced Allocation Fund – $50,001 – $100,000	$50,001 – $100,000
Brian Wixted served as officer for OppenheimerFunds, Inc. (“Oppenheimer”) from 1999 until his retirement in 2016. He has a deferred compensation plan previously sponsored by Oppenheimer where he receives an annual payout for a fixed number of years based on the performance of phantom share investments in Oppenheimer funds. In 2019, Invesco acquired Oppenheimer and assumed financial responsibility for payments under the former Oppenheimer deferred compensation plan. Invesco began serving as a sub-adviser to certain LVIP Funds on February 8, 2019. Payments under the plan to Mr. Wixted have exceeded $120,000 during the past two calendar years. The payment amounts are determined by previously established factors (i.e., performance of the relevant funds), and the payment amounts are not impacted by the profits of Oppenheimer or Invesco.
Compensation
The following table sets forth the compensation paid to the Trust’s Independent Trustees and by the Fund Complex for the fiscal year ended December 31, 2022:
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex
Steve A. Cobb, Trustee	$341,500	$341,500
Ken C. Joseph, Trustee*	$317,500	$317,500
Barbara L. Lamb, Trustee	$317,500	$317,500
Gary D. Lemon, Trustee	$317,500	$317,500
Thomas A. Leonard, Trustee	$385,500	$385,500
Charles I. Plosser, Trustee	$317,500	$317,500
Pamela L. Salaway, Trustee	$317,500	$317,500
Manisha A. Thakor, Trustee*	$317,500	$317,500
Brian W. Wixted, Trustee	$341,500	$341,500
Nancy B. Wolcott, Trustee	$327,500	$327,500
*
Effective January 1, 2022, Mr. Joseph and Ms. Thakor were appointed as Independent Trustees of the Trust.
Investment Adviser and Sub-Advisers
Investment Adviser. Lincoln Financial Investments Corporation (“LFI” or the “Adviser”) is the investment adviser to the Funds. LFI is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”). LFI's address is 150 N. Radnor-Chester Road, Radnor, Pennsylvania 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
Pursuant to the Investment Management Agreement, LFI manages each Fund's portfolio investments and reports to the Board of Trustees. Each Fund pays LFI a monthly fee equal to a percentage of the average daily net assets of that Fund. The aggregate annual rates of the fees payable by each Fund to LFI may vary according to the level of assets of that Fund.
For the fiscal year ended December 31, 2022, each Fund paid fees to LFI equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:

Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP American Century Select Mid Cap Managed Volatility Fund	0.74%
LVIP Baron Growth Opportunities Fund	0.85%
LVIP BlackRock Dividend Value Managed Volatility Fund	0.57%
LVIP BlackRock Inflation Protected Bond Fund	0.42%
LVIP BlackRock Real Estate Fund	0.68%
LVIP Blended Large Cap Growth Managed Volatility Fund	0.61%
LVIP Blended Mid Cap Managed Volatility Fund	0.65%
LVIP Channing Small Cap Value Fund	0.75%
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	0.63%
LVIP Delaware Bond Fund	0.31%
LVIP Delaware Diversified Floating Rate Fund	0.55%
LVIP Delaware Mid Cap Value Fund	0.36%
LVIP Delaware Social Awareness Fund	0.38%
LVIP Dimensional International Core Equity Fund	0.58%
LVIP Dimensional International Equity Managed Volatility Fund	0.23%
LVIP Dimensional U.S. Core Equity 1 Fund	0.33%
LVIP Dimensional U.S. Core Equity 2 Fund	0.42%
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.24%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	0.08%
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.63%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	0.33%
LVIP Franklin Templeton Multi-Factor International Equity Fund	0.32%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	0.30%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	0.31%
LVIP Government Money Market Fund	0.28%
LVIP Invesco Select Equity Income Managed Volatility Fund	0.57%
LVIP JPMorgan High Yield Fund	0.59%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	0.70%
LVIP Loomis Sayles Global Growth Fund	0.68%
LVIP MFS International Equity Managed Volatility Fund	0.18%
LVIP MFS International Growth Fund	0.72%
LVIP MFS Value Fund	0.57%
LVIP Mondrian Global Income Fund	0.54%
LVIP Mondrian International Value Fund	0.69%
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.24%
LVIP PIMCO Low Duration Bond Fund	0.44%
LVIP SSGA Bond Index Fund	0.28%
LVIP SSGA Emerging Markets Equity Index Fund	0.34%
LVIP SSGA International Index Fund	0.27%
LVIP SSGA International Managed Volatility Fund	0.23%
LVIP SSGA Large Cap Managed Volatility Fund	0.22%
LVIP SSGA Mid-Cap Index Fund	0.26%
LVIP SSGA Nasdaq-100 Index Fund	0.29%
LVIP SSGA S&P 500 Index Fund	0.17%
LVIP SSGA Short-Term Bond Index Fund	0.28%
LVIP SSGA Small-Cap Index Fund	0.31%
LVIP SSGA SMID Cap Managed Volatility Fund	0.23%
LVIP T. Rowe Price Growth Stock Fund	0.61%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.66%
LVIP Wellington Capital Growth Fund	0.64%
LVIP Wellington SMID Cap Value Fund	0.71%
LVIP Western Asset Core Bond Fund	0.45%

Advisory Fees Paid by Each Fund
For the last three fiscal years ended December 31, the Funds paid the net amounts, as reflected in the table below, for investment advisory services:
	2022	2021	2020
LVIP American Century Select Mid Cap Managed Volatility Fund	$3,882,477	$4,296,966	$3,716,011
LVIP Baron Growth Opportunities Fund	6,917,394	8,274,142	6,587,876
LVIP BlackRock Dividend Value Managed Volatility Fund	10,284,264	11,051,627	9,511,933
LVIP BlackRock Inflation Protected Bond Fund	6,630,167	6,642,301	5,940,008
LVIP BlackRock Real Estate Fund	2,589,938	3,117,127	3,011,709
LVIP Blended Large Cap Growth Managed Volatility Fund	9,166,257	10,553,915	8,151,167
LVIP Blended Mid Cap Managed Volatility Fund	5,318,102	6,274,471	5,116,416
LVIP Channing Small Cap Value Fund	300,682[1]	N/A	N/A
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	3,319,490	3,888,593	3,379,254
LVIP Delaware Bond Fund	20,545,475	23,402,698	20,882,740
LVIP Delaware Diversified Floating Rate Fund	4,635,014	4,716,234	4,528,447
LVIP Delaware Mid Cap Value Fund	3,410,903	3,577,743	2,834,861
LVIP Delaware Social Awareness Fund	2,754,134	3,112,436	2,636,293
LVIP Dimensional International Core Equity Fund	2,828,037	3,008,457	2,389,432
LVIP Dimensional International Equity Managed Volatility Fund	1,354,632	1,338,919	1,134,125
LVIP Dimensional U.S. Core Equity 1 Fund	4,848,660	5,382,410	4,479,359
LVIP Dimensional U.S. Core Equity 2 Fund	3,441,814	3,785,496	3,033,358
LVIP Dimensional U.S. Equity Managed Volatility Fund	2,376,491	2,692,432	2,309,595
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	370,443	434,453	347,506
LVIP Franklin Templeton Global Equity Managed Volatility Fund	6,379,048	7,283,638	6,467,388
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	1,599,528	1,989,236	1,777,121
LVIP Franklin Templeton Multi-Factor International Equity Fund	2,527,990	3,114,534	2,739,957
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	4,239,179	4,967,020	4,132,381
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	1,441,757	1,568,883	1,159,728
LVIP Government Money Market Fund	3,270,799	56,822	2,156,274
LVIP Invesco Select Equity Income Managed Volatility Fund	2,639,251	2,986,715	2,689,594
LVIP JPMorgan High Yield Fund	4,298,119	4,997,561	4,358,057
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	4,332,819	4,904,547	4,328,486
LVIP Loomis Sayles Global Growth Fund	1,891,874	2,386,265	2,267,265
LVIP MFS International Equity Managed Volatility Fund	1,107,967	914,306	1,027,906
LVIP MFS International Growth Fund	10,772,784	11,938,964	10,430,841
LVIP MFS Value Fund	11,029,913	12,252,096	9,938,999
LVIP Mondrian Global Income Fund	3,463,588	4,410,475	4,311,079
LVIP Mondrian International Value Fund	6,067,709	6,758,523	6,274,943
LVIP Multi-Manager Global Equity Managed Volatility Fund	262,712	299,501	201,357
LVIP PIMCO Low Duration Bond Fund	4,225,162	4,325,325	4,256,461
LVIP SSGA Bond Index Fund	7,262,063	8,536,044	8,139,362
LVIP SSGA Emerging Markets Equity Index Fund	1,706,259	3,133,503	2,465,278
LVIP SSGA International Index Fund	6,960,770	8,316,817	8,041,348
LVIP SSGA International Managed Volatility Fund	738,565	884,542	811,056
LVIP SSGA Large Cap Managed Volatility Fund	1,856,072	2,044,358	1,694,158
LVIP SSGA Mid-Cap Index Fund	2,450,176	2,857,900	2,491,782
LVIP SSGA Nasdaq-100 Index Fund	268,543	271,943[2]	N/A
LVIP SSGA S&P 500 Index Fund	15,962,047	17,819,905	15,146,913
LVIP SSGA Short-Term Bond Index Fund	726,170	712,589	634,028
LVIP SSGA Small-Cap Index Fund	6,519,336	7,945,102	6,509,917
LVIP SSGA SMID Cap Managed Volatility Fund	1,419,159	1,608,482	1,312,964
LVIP T. Rowe Price Growth Stock Fund	9,013,652	11,540,896	9,773,576
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	7,156,589	8,423,095	6,774,390
LVIP Wellington Capital Growth Fund	4,475,430	5,725,267	4,679,023

	2022	2021	2020
LVIP Wellington SMID Cap Value Fund	2,258,022	2,365,292	1,783,494
LVIP Western Asset Core Bond Fund	9,131,926	10,359,688	9,137,999
1
The Fund commenced operations on July 25, 2022.
2
The Fund commenced operations on February 18, 2021.
Expense Reimbursements
For the last three fiscal years ended December 31, LFI reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:
	2022	2021	2020
LVIP Channing Small Cap Value Fund	$31,964[1]	N/A	N/A
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	217,479	211,565	248,340
LVIP Dimensional International Core Equity Fund	709,910	471,517	332,060
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	237,502	234,492	245,320
LVIP Invesco Select Equity Income Managed Volatility Fund	448,941	500,872	592,352
LVIP Loomis Sayles Global Growth Fund	13,931	N/A	32,159
LVIP MFS International Equity Managed Volatility Fund	389,908	393,895	429,468
LVIP Multi-Manager Global Equity Managed Volatility Fund	192,960	196,055	177,620
LVIP PIMCO Low Duration Bond Fund	105,916	74,643	150,231
LVIP SSGA Emerging Markets Equity Index Fund	559,308	202,165	522,964
LVIP SSGA International Managed Volatility Fund	205,670	196,873	240,700
LVIP SSGA Large Cap Managed Volatility Fund	329,314	310,996	317,361
LVIP SSGA Nasdaq-100 Index Fund	10,963	6,428[2]	N/A
LVIP SSGA Short-Term Bond Index Fund	88,862	79,477	128,744
LVIP SSGA SMID Cap Managed Volatility Fund	287,011	283,234	307,726
1
The Fund commenced operations on July 25, 2022.
2
The Fund commenced operations on February 18, 2021.
With respect to the LVIP American Century Select Mid Cap Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.005% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP Baron Growth Opportunities Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.11% on the first $250 million of average daily net assets of the Fund, 0.16% on the next $250 million of average daily net assets of the Fund, 0.21% on the next $200 million of average daily net assets of the Fund, 0.22% on the next $50 million of average daily net assets of the Fund, and 0.27% over $750 million of average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”)) exceed 0.93% of the Fund’s average daily net assets for the Standard Class (and 1.18% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Funds’ Board of Trustees and the Adviser.
With respect to LVIP BlackRock Dividend Value Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.125% on the first $750 million of average daily net assets of the Fund and 0.160% of the excess over $750 million of average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.675% of the Fund’s average daily net assets for the Standard Class (and 0.925% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP BlackRock Real Estate Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.02% on the first $250 million of the Fund’s average daily net assets; 0.01% on the next $500 million of the Fund’s daily net assets; 0.00% of the Fund’s average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

With respect to LVIP Blended Large Cap Growth Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.155% on the first $100 million of the Fund’s average daily net assets, 0.105% on the next $400 million of average daily net assets of the Fund, 0.100% on the next $1.5 billion of average daily net assets of the Fund and 0.085% over $2 billion of the Fund's average daily net assets..
With respect to LVIP Blended Mid Cap Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.005% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Channing Small Cap Value Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.88% of the average daily net assets for the Standard Class of the Fund (and 1.13% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.675% of the Fund’s average daily net assets for the Standard Class (and 1.025% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Delaware Diversified Floating Rate Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $2 billion of average daily net assets of the Fund and 0.05% on the excess over $2 billion of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Dimensional International Core Equity Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.62% of the average daily net assets for the Standard Class of the Fund (and 0.87% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Dimensional U.S. Core Equity 1 Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.01% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Dimensional U.S. Equity Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.625% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.095% of the average daily net assets for the Standard Class of the Fund (and 0.445% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Franklin Templeton Global Equity Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.01% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.065% on the first $50 million of average daily net assets of the Fund, 0.025% on the next $50 million of average daily net assets of the Fund, and 0.005% on the next $400 million of average daily net assets of the Fund.

The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Franklin Templeton Multi-Factor International Equity Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.07% on the first $50 million of average daily net assets of the Fund and 0.01% on the next $450 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.08% on the first $50 million of average daily net assets of the Fund, and 0.015% on the next $450 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.065% on the first $50 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Mondrian Global Income Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.1025% on the first $350 million of the Fund’s average daily net assets; 0.1125% on the next $175 million of the Fund’s average daily net assets; 0.1225% on the next $175 million of the Fund’s average daily net assets; and 0.1375% of the Fund’s average daily net assets in excess of $700 million. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust's Board of Trustees and the Adviser.
With respect to the LVIP Invesco Select Equity Income Managed Volatility Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.565% of the Fund’s average daily net assets for the Standard Class (and 0.915% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP JPMorgan High Yield Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% of the Fund's average daily net assets in excess of $150 million. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust's Board of Trustees and the Adviser.
With respect to the LVIP JPMorgan Select Mid Cap Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.015% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust's Board of Trustees and the Adviser.
With respect to the LVIP Loomis Sayles Global Growth Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.77% of average daily net assets for the Standard Class of the Fund and 1.12% of average daily net assets for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
With respect to LVIP MFS International Growth Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.11% on the first $400 million of average daily net assets of the Fund and 0.10% of the excess over $400 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP MFS International Equity Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.665% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.185% of the average daily net assets for the Standard Class of the Fund (and 0.435% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

With respect to LVIP MFS Value Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.04% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP Mondrian International Value Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.015% on the first $1 billion of average daily net assets of the Fund and 0.010% of the excess over $1 billion of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Multi-Manager Global Equity Managed Volatility Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.21% of the Fund’s daily net assets for the Standard Class (and 0.56% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024 and cannot be terminated before that date without mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP PIMCO Low Duration Bond Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.050% on the first $500 million of average daily net assets of the Fund and 0.075% of the Fund’s average daily net assets in excess of $500 million. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Funds average daily net assets for the Standard Class (and 0.75% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Funds’ Board of Trustees and the Adviser.
With respect to the LVIP SSGA Bond Index Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.08% on the first $500 million of the Fund's average daily net assets, 0.122% on the next $1.5 billion of the Fund’s average daily net assets; 0.152% of the Fund’s average daily net assets on the next $500 million; 0.157% of the Fund’s average daily net assets on the next $2.5 billion; and 0.162% on the Fund’s average daily net assets over $5 billion. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
With respect to LVIP SSGA Emerging Markets Equity Index Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Funds average daily net assets for the Standard Class (and 0.75% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
With respect to LVIP SSGA International Index Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.097% on the first $1 billion of average daily net assets of the Fund, and 0.145% of the excess over $1 billion of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA International Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.005% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.245% of the Fund’s average daily net assets for the Standard Class (and 0.495% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
With respect to LVIP SSGA Large Cap Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.005% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.245% of the average daily net assets for the Standard Class of the Fund (and 0.495% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Mid-Cap Index Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.005% on the first $1.5 billion of average daily net assets, and 0.01% of the excess over $1.5 billion of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Nasdaq-100 Index Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund’s average daily net assets for the Standard Class (and 0.70% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA S&P 500 Index Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.002% on the first $1 billion of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Short-Term Bond Index Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.3625% of average daily net assets for the Standard Class of the Fund and 0.6125% of average daily net assets for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Small-Cap Index Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.005% on the first $500 million of average daily net assets of the Fund, 0.01% on the next $1 billion of average daily net assets of the Fund, and 0.015% on the excess over $1.5 billion of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP SSGA SMID Cap Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.005% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.245% of the average daily net assets for the Standard Class of the Fund (and 0.495% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP T. Rowe Price Growth Stock Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: When the total Fund assets are less than $1 billion: 0.00% of the Fund’s average daily net assets. When the Fund’s assets exceed $1 billion: 0.025% of the first $1 billion of the Fund’s average daily net assets and 0.0125% on of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP T. Rowe Price Structured Mid-Cap Growth Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% of the excess over $750 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
With respect to LVIP Wellington Capital Growth Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.04% on the first $500 million of average daily net assets of the Fund, and 0.07% over $500 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP Wellington SMID Cap Value Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.115% of the first $100 million of average daily net assets of the Fund, and 0.075% over $100 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.
Sub-Advisers. As adviser, LFI is primarily responsible for investment decisions affecting each of the Funds under its management. For some Funds, LFI has delegated day-to-day portfolio management responsibility to investment management firms that serve as sub-advisers. Each sub-adviser makes investment decisions for its respective Fund in accordance with that Fund’s investment objectives and places orders on behalf of that Fund to effect those decisions. With respect to the Funds that are sub-advised, LFI provides ongoing oversight, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews.
Fund	Sub-Adviser
LVIP American Century Select Mid Cap Managed Volatility Fund	American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111
LVIP American Century Select Mid Cap Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP Baron Growth Opportunities Fund	BAMCO, Inc. 767 Fifth Avenue, 49th Floor New York, NY 10153
LVIP BlackRock Dividend Value Managed Volatility Fund	BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
LVIP BlackRock Inflation Protected Bond Fund	BlackRock Investment Management, LLC 50 Hudson Yards New York, NY 10001
LVIP BlackRock Real Estate Fund	BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
LVIP Blended Large Cap Growth Managed Volatility Fund	Goldman Sachs Asset Management, L.P. 200 West Street, 1st Floor New York, NY 10282
LVIP Blended Large Cap Growth Managed Volatility Fund	AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203
LVIP Blended Large Cap Growth Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP Blended Mid Cap Managed Volatility Fund	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
LVIP Blended Mid Cap Managed Volatility Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP Blended Mid Cap Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP Channing Small Cap Value Fund	Channing Capital Management, LLC 10 S. LaSalle Street Chicago, IL 60603
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	ClearBridge Investments, LLC 620 Eighth Avenue New York, New York 10018
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018

Fund	Sub-Adviser
LVIP Delaware Bond Fund	Delaware Investments Fund Advisers 610 Market Street Philadelphia, PA 19106
LVIP Delaware Diversified Floating Rate Fund	Delaware Investments Fund Advisers 610 Market Street Philadelphia, PA 19106
LVIP Delaware Social Awareness Fund	Delaware Investments Fund Advisers 610 Market Street Philadelphia, PA 19106
LVIP Delaware Mid Cap Value Fund	Delaware Investments Fund Advisers 610 Market Street Philadelphia, PA 19106
LVIP Dimensional International Core Equity Fund	Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746
LVIP Dimensional International Equity Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP Dimensional U.S. Core Equity 1 Fund	Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746
LVIP Dimensional U.S. Core Equity 2 Fund	Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746
LVIP Dimensional U.S. Equity Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP Franklin Templeton Global Equity Managed Volatility Fund	Templeton Investment Counsel, LLC 500 East Broward Boulevard, Suite 2100 Fort Lauderdale, FL 33394
LVIP Franklin Templeton Global Equity Managed Volatility Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403
LVIP Franklin Templeton Global Equity Managed Volatility Fund	Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078
LVIP Franklin Templeton Global Equity Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403
LVIP Franklin Templeton Multi-Factor International Equity Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403
LVIP Mondrian Global Income Fund	Mondrian Investment Partners Limited Tenth Floor, Sixty London Wall London, United Kingdom EC2M 5TQ
LVIP Government Money Market Fund	BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, DE 19809

Fund	Sub-Adviser
LVIP Invesco Select Equity Income Managed Volatility Fund	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, Georgia 30309
LVIP Invesco Select Equity Income Managed Volatility Fund	Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois 60515
LVIP Invesco Select Equity Income Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP JPMorgan High Yield Fund	JPMorgan Investment Management, Inc. 383 Madison Avenue New York, NY 10179
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	JPMorgan Investment Management Inc. 383 Madison Avenue New York, NY 10179
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP Loomis Sayles Global Growth Fund	Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111
LVIP MFS International Equity Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP MFS International Growth Fund	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
LVIP MFS Value Fund	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
LVIP Mondrian International Value Fund	Mondrian Investment Partners Limited. Tenth Floor, Sixty London Wall London, United Kingdom EC2M 5TQ
LVIP Multi-Manager Global Equity Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP PIMCO Low Duration Bond Fund	Pacific Investment Management Company, LLC 650 Newport Center Drive Newport Beach, CA 92660
LVIP SSGA Bond Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP Franklin Templeton Multi-Factor International Equity Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Emerging Markets Equity Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA International Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA International Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP SSGA International Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Large Cap Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018

Fund	Sub-Adviser
LVIP SSGA Large Cap Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Mid-Cap Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA S&P 500 Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Short-Term Bond Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Small-Cap Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA SMID Cap Managed Volatility Fund	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018
LVIP SSGA SMID Cap Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP T. Rowe Price Growth Stock Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP Wellington Capital Growth Fund	Wellington Management Company LLP 280 Congress Street Boston, MA 02210
LVIP Wellington SMID Cap Value Fund	Wellington Management Company LLP 280 Congress Street Boston, MA 02210
LVIP Western Asset Core Bond Fund	Western Asset Management Company 385 East Colorado Boulevard Pasadena, CA 91101
LFI, not the Funds, pays each sub-adviser a monthly fee equal to a percentage of the average daily net assets of the portion of the Fund for which the sub-adviser provides investment sub-advisory services. The aggregate annual rates of the fees that LFI pays to a sub-adviser may vary according to the level of assets the sub-adviser manages. For the fiscal year ended December 31, 2022, LFI paid fees to each sub-adviser equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP American Century Select Mid Cap Managed Volatility Fund	0.43%
LVIP Baron Growth Opportunities Fund	0.46%
LVIP BlackRock Dividend Value Managed Volatility Fund	0.22%
LVIP BlackRock Inflation Protected Bond Fund	0.06%
LVIP BlackRock Real Estate Fund	0.33%
LVIP Blended Large Cap Growth Managed Volatility Fund	0.23%
LVIP Blended Mid Cap Managed Volatility Fund	0.37%
LVIP Channing Small Cap Value Fund	0.40%
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	0.34%
LVIP Delaware Bond Fund	0.11%
LVIP Delaware Diversified Floating Rate Fund	0.20%
LVIP Delaware Mid Cap Value Fund	0.20%
LVIP Delaware Social Awareness Fund	0.20%

Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP Dimensional International Core Equity Fund	0.18%
LVIP Dimensional International Equity Managed Volatility Fund	0.03%
LVIP Dimensional U.S. Core Equity 1 Fund	0.10%
LVIP Dimensional U.S. Core Equity 2 Fund	0.14%
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.03%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	0.03%
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.41%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	0.05%
LVIP Franklin Templeton Multi-Factor International Equity Fund	0.04%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	0.02%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	0.05%
LVIP Government Money Market Fund	0.05%
LVIP Invesco Select Equity Income Managed Volatility Fund	0.31%
LVIP JPMorgan High Yield Fund	0.30%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	0.41%
LVIP Loomis Sayles Global Growth Fund	0.25%
LVIP MFS International Equity Managed Volatility Fund	0.03%
LVIP MFS International Growth Fund	0.34%
LVIP MFS Value Fund	0.27%
LVIP Mondrian Global Income Fund	0.25%
LVIP Mondrian International Value Fund	0.33%
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.03%
LVIP PIMCO Low Duration Bond Fund	0.19%
LVIP SSGA Bond Index Fund	0.01%
LVIP SSGA Emerging Markets Equity Index Fund	0.04%
LVIP SSGA International Index Fund	0.02%
LVIP SSGA International Managed Volatility Fund	0.03%
LVIP SSGA Large Cap Managed Volatility Fund	0.03%
LVIP SSGA Mid-Cap Index Fund	0.01%
LVIP SSGA Nasdaq-100 Index Fund	0.02%
LVIP SSGA S&P 500 Index Fund	0.01%
LVIP SSGA Short-Term Bond Index Fund	0.03%
LVIP SSGA Small-Cap Index Fund	0.01%
LVIP SSGA SMID Cap Managed Volatility Fund	0.03%
LVIP T. Rowe Price Growth Stock Fund	0.29%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.39%
LVIP Wellington Capital Growth Fund	0.37%
LVIP Wellington SMID Cap Value Fund	0.44%
LVIP Western Asset Core Bond Fund	0.12%
Sub-Advisory Fees Paid by Each Fund
During the last three fiscal years ended December 31, the following amounts were paid for investment sub-advisory services with respect to the management of each Fund. LFI, not the Fund, pays all sub-advisory fees owed.
	2022	2021	2020
LVIP American Century Select Mid Cap Managed Volatility Fund	$2,259,020	$2,491,937	$2,188,977
LVIP Baron Growth Opportunities Fund	3,741,308	4,571,874	3,547,098
LVIP BlackRock Dividend Value Managed Volatility Fund	3,996,887	4,597,765	4,098,446
LVIP BlackRock Inflation Protected Bond Fund	1,017,521	1,019,038	931,251
LVIP BlackRock Real Estate Fund	1,270,613	1,542,710	1,488,301
LVIP Blended Large Cap Growth Managed Volatility Fund	3,434,584	4,115,512	3,492,483
LVIP Blended Mid Cap Managed Volatility Fund	3,065,654	3,684,412	3,128,845
LVIP Channing Small Cap Value Fund	160,364[1]	N/A	N/A

	2022	2021	2020
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	1,773,082	2,058,562	1,849,788
LVIP Delaware Bond Fund	7,493,122	8,324,461	7,596,822
LVIP Delaware Diversified Floating Rate Fund	1,686,544	1,717,782	1,645,557
LVIP Delaware Mid Cap Value Fund	1,900,602	2,011,829	1,516,574
LVIP Delaware Social Awareness Fund	1,462,756	1,701,624	1,384,195
LVIP Dimensional International Core Equity Fund	858,907	950,740	908,257
LVIP Dimensional International Equity Managed Volatility Fund	173,904	195,939	213,831
LVIP Dimensional U.S. Core Equity 1 Fund	1,498,848	1,714,286	1,506,130
LVIP Dimensional U.S. Core Equity 2 Fund	1,167,271	1,340,455	1,260,888
LVIP Dimensional U.S. Equity Managed Volatility Fund	290,999	329,686	356,402
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	148,177	173,781	177,884
LVIP Franklin Templeton Global Equity Managed Volatility Fund	4,095,496	4,732,326	4,161,792
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	241,340	300,642	268,463
LVIP Franklin Templeton Multi-Factor International Equity Fund	315,999	389,317	342,495
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	283,112	331,635	275,992
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	229,043	250,230	182,038
LVIP Government Money Market Fund	533,486	347,673	501,004
LVIP Invesco Select Equity Income Managed Volatility Fund	1,435,397	1,598,746	1,465,892
LVIP JPMorgan High Yield Fund	2,167,155	2,548,670	2,199,850
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	2,534,152	3,211,841	2,857,573
LVIP Loomis Sayles Global Growth Fund	695,542	877,303	833,553
LVIP MFS International Equity Managed Volatility Fund	179,670	203,179	222,210
LVIP MFS International Growth Fund	5,166,193	5,665,985	5,539,619
LVIP MFS Value Fund	5,198,559	6,156,487	5,123,567
LVIP Mondrian Global Income Fund	1,621,941	2,067,947	2,144,273
LVIP Mondrian International Value Fund	2,950,004	3,550,067	3,535,383
LVIP Multi-Manager Global Equity Managed Volatility Fund	32,839	37,438	32,399
LVIP PIMCO Low Duration Bond Fund	1,813,302	2,010,907	2,030,649
LVIP SSGA Bond Index Fund	383,784	445,963	443,308
LVIP SSGA Emerging Markets Equity Index Fund	183,426	303,453	290,033
LVIP SSGA International Index Fund	404,148	563,566	856,002
LVIP SSGA International Managed Volatility Fund	98,475	117,939	141,840
LVIP SSGA Large Cap Managed Volatility Fund	247,476	272,581	286,852
LVIP SSGA Mid-Cap Index Fund	117,459	139,321	139,463
LVIP SSGA Nasdaq-100 Index Fund	18,520	18,755[2]	N/A
LVIP SSGA S&P 500 Index Fund	668,189	807,320	910,432
LVIP SSGA Short-Term Bond Index Fund	77,804	76,349	67,932
LVIP SSGA Small-Cap Index Fund	230,235	313,874	408,432
LVIP SSGA SMID Cap Managed Volatility Fund	189,221	214,464	225,478
LVIP T. Rowe Price Growth Stock Fund	4,289,920	5,515,903	4,658,565
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	4,203,351	4,842,560	4,079,760
LVIP Wellington Capital Growth Fund	2,577,726	3,344,948	2,734,653
LVIP Wellington SMID Cap Value Fund	1,403,602	1,481,599	1,090,158
LVIP Western Asset Core Bond Fund	2,444,087	2,817,331	2,440,554
1
The Fund commenced operations on July 25, 2022.
2
The Fund commenced operations on February 18, 2021.
AllianceBernstein L.P. (“AllianceBernstein”) is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. As of December 31, 2022, AllianceBernstein Holding L.P. owned approximately 39.4% of the issued and outstanding AllianceBernstein Units and Equitable Holdings, Inc. and its subsidiaries had an approximate 61.3% economic interest in AllianceBernstein (including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AllianceBernstein), and unaffiliated holders held approximately 0.7%.

American Century Investment Management, Inc. is a registered investment advisor and a wholly owned subsidiary of American Century Companies, Inc. (ACC), which is a privately-controlled company and the parent to the related group of subsidiaries involved in the management and distribution of investment products, collectively referred to as American Century Investments®.
BAMCO, Inc., a New York corporation, is a wholly owned subsidiary of Baron Capital Group, Inc. (BCG). Mr. Ronald Baron, with his family, is the controlling stockholder of BCG and is BAMCO's chief executive officer.
BlackRock Advisors, LLC, BlackRock Financial Management, Inc., and BlackRock Investment Management, LLC (collectively, “BlackRock”) are wholly owned subsidiaries of BlackRock, Inc. BlackRock, Inc., through its subsidiaries and divisions, provides (i) investment management services to individuals and institutional investors through separate account management, non-discretionary advisory programs and commingled investment vehicles; (ii) risk management services, investment accounting and trade processing tools; (iii) transition management services, and (iv) securities lending services. BlackRock has been an investment advisor since 1999. Pursuant to certain sub-sub-advisory agreements, BlackRock may utilize sub-sub-advisers, BlackRock (Singapore) Limited located at Twenty Anson, #18-01 20 Anson Road, Singapore 079912, and BlackRock International Limited located at Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland, which are affiliates of BlackRock.
Channing Capital Management, LLC (Channing) is an employee-owned Delaware limited liability company founded in 2003.
ClearBridge Investments, LLC is a wholly owned subsidiary of Franklin Resources, Inc., a Delaware corporation.
Delaware Investments Fund Advisers (“DIFA”) is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited. Macquarie is a Sydney, Australia headquartered global provider of banking, financial, advisory, investment and funds management services (Macquarie). Macquarie Asset Management (MAM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. Pursuant to an amended sub-advisory agreement between LFI and DIFA, DIFA may utilize sub-sub-advisers, as applicable, to provide certain sub-advisory services to the Funds it sub-advises. The sub-sub-advisers, which are affiliates of DIFA and a part of MIM, are as follows:  Macquarie Investment Management Austria Kapitalanlage, located at Kaerntner Strasse 28, 1010 Vienna, Austria; Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia; Macquarie Investment Management Europe Limited, located at 28 Ropemaker Street, London, England; and Macquarie Funds Management Hong Kong Limited, located at Level 18, One International Finance Centre, One Harbour View Street, Central Hong Kong.
None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
Dimensional Fund Advisors LP (“DFA”) was founded in April 1981. DFA is registered under the Investment Advisers Act of 1940 and began managing assets on behalf of institutional investors in December 1981. DFA is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings, Inc., a Delaware Corporation.
Franklin Advisers, Inc., a registered investment adviser and a California corporation, is a wholly owned subsidiary of Franklin Resources, Inc., a Delaware corporation.
Franklin Mutual Advisers, LLC, a registered investment adviser and a Delaware limited liability company, is a wholly owned subsidiary of Franklin Resources, Inc., a Delaware corporation.
Franklin Templeton Institutional, LLC, a registered investment adviser and a Delaware limited liability company, is a wholly-owned subsidiary of Franklin Resources, Inc., a Delaware corporation.
Goldman Sachs Asset Management L.P. is an indirect wholly owned subsidiary of Goldman Sachs Group, Inc., a publicly traded entity.
Invesco Advisers, Inc. is an indirect, wholly owned subsidiary of Invesco, Ltd. Invesco, Ltd. Is a publicly owned company whose shares are listed on the New York Stock Exchange (NYSE:IVZ).
Invesco Capital Management LLC is an indirect, wholly owned subsidiary of Invesco, Ltd. Invesco, Ltd. Is a publicly owned company whose shares are listed on the New York Stock Exchange (NYSE:IVZ).
JPMorgan Investment Management Inc. (“JPMorgan”). JPMorgan is a wholly owned subsidiary of JPMorgan Asset Management Holding Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMorgan is located at 383 Madison Avenue New York, NY 10179.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a Delaware limited partnership. Loomis Sayles' sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising of two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
Massachusetts Financial Services Company (“MFS”) is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company).
Mondrian Investment Partners Limited (“Mondrian”) is owned by its current management. Mondrian is registered as an investment adviser with the SEC and is regulated in the United Kingdom by the Financial Conduct Authority.
Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE.
Schroder Investment Management North America Inc. (“SIMNA”) is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Pursuant to an amended sub-advisory agreement between LFI and SIMNA, SIMNA may utilize sub-sub-advisers, as applicable, to provide certain sub-advisory services to the Funds it sub-advises, including Schroder Investment Management North America Ltd. (“SIMNA Ltd.”), located at 1 London Wall Place, London, UK EC2Y 5AU. SIMNA Ltd. is an indirect wholly owned subsidiary of Schroders plc and is an affiliate of SIMNA.
SSGA Funds Management, Inc. (“SSGA FM”) is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”).
Templeton Investment Counsel, LLC (“Templeton”) is a registered investment adviser and a Delaware Limited Liability Company. Templeton is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (Franklin), a Delaware corporation.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) is one of the nation’s largest investment management firms for individual and institutional investors, retirement plans and financial intermediaries. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organization have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Western Asset Management Company, LLC (“Western Asset”) is a registered investment adviser and a California corporation with principal offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is a wholly owned subsidiary of Legg Mason, Inc., a Maryland corporation. On February 18, 2020, Franklin Resources, Inc. (“Franklin”) and Legg Mason announced that they had entered into an agreement under which Franklin would acquire Legg Mason and its affiliates, including Western Asset.  The transaction is expected to close in the third quarter of 2020 and is subject to customary closing conditions.  Upon completion of the transaction, Western Asset would become a wholly owned subsidiary of Franklin.
Service marks. The Funds’ service marks and the name “Lincoln” are used by the Funds with the permission of LNC, and their continued use is subject to LNC’s right to withdraw this permission in the event LFI ceases to be the Funds’ investment adviser.
In the prospectus and sales literature, the name American Century will be used with LVIP American Century Select Mid Cap Managed Volatility Fund; Baron will be used with LVIP Baron Growth Opportunities Fund; BlackRock will be used with LVIP BlackRock Dividend Value Managed Volatility Fund, LVIP BlackRock Real Estate Fund and LVIP BlackRock Inflation Protected Bond Fund; Channing will be used with LVIP Channing Small Cap Value Fund; ClearBridge will be used with LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund; Delaware will be used with LVIP Delaware Bond Fund, LVIP Delaware Diversified Floating Rate Fund, LVIP Delaware Mid Cap Value Fund, and LVIP Delaware Social Awareness Fund; Dimensional will be used with LVIP Dimensional U.S. Core Equity 1 Fund, LVIP Dimensional U.S. Core Equity 2 Fund, LVIP Dimensional U.S. Equity Managed Volatility Fund, LVIP Dimensional International Core Equity Fund, and LVIP Dimensional International Equity Managed Volatility Fund; Franklin Templeton will be used with LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund, LVIP Franklin Templeton Multi-Asset Opportunities Fund, LVIP Franklin

Templeton Global Equity Managed Volatility Fund, LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund, LVIP Franklin Templeton Multi-Factor International Equity Fund, LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund and LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund; Invesco will be used with LVIP Invesco Select Equity Income Managed Volatility Fund; JPMorgan will be used with LVIP JPMorgan High Yield Fund and LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund; Loomis, Sayles & Company (Loomis Sayles) will be used with LVIP Loomis Sayles Global Growth Fund, MFS will be used with LVIP MFS International Growth Fund, LVIP MFS International Equity Managed Volatility Fund, and LVIP MFS Value Fund; Mondrian Investment Partners Limited (Mondrian) will be used with LVIP Mondrian Global Income Fund and LVIP Mondrian International Value Fund; Pacific Investment Management Company (PIMCO) will be used with LVIP PIMCO Low Duration Bond Fund; SSGA Funds Management, Inc. will be used for LVIP SSGA Bond Index Fund, LVIP SSGA International Index Fund, LVIP SSGA International Managed Volatility Fund, LVIP SSGA Large Cap Managed Volatility Fund, LVIP SSGA Mid-Cap Index Fund, LVIP SSGA Nasdaq-100 Index Fund, LVIP SSGA S&P 500 Index Fund, LVIP SSGA Short-Term Bond Index Fund, LVIP SSGA Small-Cap Index Fund, and LVIP Small-Mid Cap 200 Fund; T. Rowe Price will be used with LVIP T. Rowe Price Growth Stock Fund and LVIP T. Rowe Price Structured Mid-Cap Growth Fund; Templeton will be used with LVIP Franklin Templeton Global Equity Managed Volatility Fund; Wellington will be used with LVIP Wellington Capital Growth Fund and LVIP Wellington SMID Cap Value Fund; and Western Asset will be used with LVIP Western Asset Core Bond Fund. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular Fund it advises or a change to the underlying fund of a particular fund. In addition, the Trust and Lincoln Financial Distributors has obtained a license to use the registered mark Fidelity Institutional AM® in connection with the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. The Trust also has licensed certain trademarks and the trade names of S&P and of S&P 500® Index and S&P MidCap 400® Index, which are determined, composed and calculated by S&P without regard to the LVIP SSGA Large Cap Managed Volatility Fund, LVIP SSGA Mid-Cap Index Fund, or LVIP SSGA S&P 500 Index Fund. LFI has obtained a license to use the trademarks of MSCI® and EAFE® in connection with LVIP SSGA International Index Fund.
Fund Expenses. Expenses specifically assumed by each Fund under its Investment Management Agreement include, among others, compensation and expenses of the Trustees who are not interested persons; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required Fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.
Proxy Voting Policies and Procedures. The Board of Trustees has delegated to LFI or each Fund’s sub-adviser (as applicable) responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the adviser's or sub-adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC's website at http://
www.sec.gov.
Portfolio Managers
The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of December 31, 2022.
Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
AllianceBernstein L.P.
Frank Caruso, CFA
Registered Investment Companies	19	$22,077	0	$0
Other Pooled Investment Vehicles	19	$30,133	0	$0
Other Accounts	3,028	$6,747	0	$0
John H. Fogarty, CFA
Registered Investment Companies	11	$22,096	0	$0
Other Pooled Investment Vehicles	21	$33,371	0	$0
Other Accounts	3,031	$7,722	0	$0

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Vinay Thapar, CFA
Registered Investment Companies	10	$22,077	0	$0
Other Pooled Investment Vehicles	21	$33,371	0	$0
Other Accounts	3,031	$7,722	0	$0
American Century Investment Management, Inc.
Rob Brookby
Registered Investment Companies	3	$5,405	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$0.58	0	$0
Michael Liss, CFA, CPA
Registered Investment Companies	17	$29,573	0	$0
Other Pooled Investment Vehicles	6	$3,837	0	$0
Other Accounts	10	$1,954	0	$0
Nathan Rawlins, CFA[1]
Registered Investment Companies	9	$11,931	0	$0
Other Pooled Investment Vehicles	1	$973	0	$0
Other Accounts	2	$275	0	$0
Kevin Toney, CFA
Registered Investment Companies	17	$29,573	0	$0
Other Pooled Investment Vehicles	6	$3,837	0	$0
Other Accounts	10	$1,954	0	$0
Brian Woglom, CFA
Registered Investment Companies	21	$31,017	0	$0
Other Pooled Investment Vehicles	4	$2,674	0	$0
Other Accounts	9	$1,953	0	$0
Nalin Yogasundram
Registered Investment Companies	3	$5,405	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$0.58	0	$0
BAMCO, Inc.
Neal Rosenberg
Registered Investment Companies	1	$6,855	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$26	0	$0
BlackRock Financial Management, Inc.
Christopher Allen
Registered Investment Companies	5	$5,256	0	$0
Other Pooled Investment Vehicles	14	$9,965	0	$0
Other Accounts	24	$10,486	0	$0
David Rogal
Registered Investment Companies	19	$75,466	0	$0
Other Pooled Investment Vehicles	13	$18,358	0	$0
Other Accounts	19	$9,312	0	$0
BlackRock Investment Management, LLC
Tony DeSpirito
Registered Investment Companies	12	$28,052	0	$0
Other Pooled Investment Vehicles	11	$5,069	0	$0
Other Accounts	8	$865	0	$0
Peter Sietsema
Registered Investment Companies	73	$197,868	0	$0
Other Pooled Investment Vehicles	280	$754,103	0	$0
Other Accounts	114	$528,051	0	$0

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
David Zhao
Registered Investment Companies	12	$28,052	0	$0
Other Pooled Investment Vehicles	12	$5,069	0	$0
Other Accounts	8	$865	0	$0
Mark Howard-Johnson, CFA
Registered Investment Companies	17	$1,745	0	$0
Other Pooled Investment Vehicles	13	$1,937	0	$0
Other Accounts	7	$1,534	0	$0
Alastair Gillespie, CFA
Registered Investment Companies	17	$1,745	0	$0
Other Pooled Investment Vehicles	13	$1,872	0	$0
Other Accounts	7	$361	0	$0
Paul Whitehead
Registered Investment Companies	332	$1,749	0	$0
Other Pooled Investment Vehicles	1	$1,221	0	$0
Other Accounts	0	$0	0	$0
James Wilkinson
Registered Investment Companies	17	$1,745	0	$0
Other Pooled Investment Vehicles	13	$1,937	0	$0
Other Accounts	7	$1,154	0	$0
Channing Capital Management, LLC
Wendell E. Mackey, CFA
Registered Investment Companies	3	$170	0	$0
Other Pooled Investment Vehicles	2	$20	0	$0
Other Accounts	64	$2,756	0	$0
Timothy J. Kroll, CFA
Registered Investment Companies	3	$170	0	$0
Other Pooled Investment Vehicles	2	$20	0	$0
Other Accounts	64	$2,756	0	$0
Matthew Betourney, CFA
Registered Investment Companies	3	$170	0	$0
Other Pooled Investment Vehicles	2	$20	0	$0
Other Accounts	64	$2,756	0	$0
Kevin B. Reynolds, CFA
Registered Investment Companies	3	$170	0	$0
Other Pooled Investment Vehicles	2	$20	0	$0
Other Accounts	64	$2,756	0	$0
Derik D. Coffey, CFA
Registered Investment Companies	3	$170	0	$0
Other Pooled Investment Vehicles	2	$20	0	$0
Other Accounts	64	$2,756	0	$0
ClearBridge Investments, LLC
Evan Bauman
Registered Investment Companies	4	$4,446	0	$0
Other Pooled Investment Vehicles	2	$213	0	$0
Other Accounts	43,990	$14,508	0	$0
Aram Green
Registered Investment Companies	9	$14,407	1	$2,779
Other Pooled Investment Vehicles	3	$703	0	$0
Other Accounts	45,720	$15,209	0	$0

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Scott Glasser
Registered Investment Companies	4	$8,253	0	$0
Other Pooled Investment Vehicles	1	$186	0	$0
Other Accounts	7,407	$2,663	0	$0
Michael Kagan
Registered Investment Companies	4	$8,253	0	$0
Other Pooled Investment Vehicles	1	$186	0	$0
Other Accounts	7,407	$2,663	0	$0
Stephen Rigo, CFA
Registered Investment Companies	4	$8,253	0	$0
Other Pooled Investment Vehicles	1	$186	0	$0
Other Accounts	7,407	$2,663	0	$0
Delaware Investments Fund Advisers
Christopher S. Adams, CFA
Registered Investment Companies	7	$8,811	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$1,271	0	$0
Kelley M. Carabasi, CFA
Registered Investment Companies	7	$9,391	0	$0
Other Pooled Investment Vehicles	1	$0	0	$0
Other Accounts	5	$164.3	0	$0
Steven G. Catricks, CFA
Registered Investment Companies	7	$9,391	0	$0
Other Pooled Investment Vehicles	1	$0	0	$0
Other Accounts	5	$164.3	0	$0
J. David Hillmeyer, CFA
Registered Investment Companies	13	$17,582	0	$0
Other Pooled Investment Vehicles	5	$1,261	0	$0
Other Accounts	61	$10,073	1	$435.7
Kent P. Madden, CFA
Registered Investment Companies	7	$9,391	0	$0
Other Pooled Investment Vehicles	1	$0	0	$0
Other Accounts	5	$164.3	0	$0
Daniela Mardarovici, CFA
Registered Investment Companies	13	$17,582	0	$0
Other Pooled Investment Vehicles	2	$915.0	0	$0
Other Accounts	53	$7,450	0	$0
Francis X. Morris
Registered Investment Companies	7	$8,811	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$1,271	0	$0
Michael S. Morris, CFA
Registered Investment Companies	7	$8,811	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$1,271	0	$0
Donald G. Padilla, CFA
Registered Investment Companies	7	$8,811	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$1,271	0	$0

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
David E. Reidinger
Registered Investment Companies	7	$8,811	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$1,271	0	$0
Brian M. Scotto
Registered Investment Companies	2	$962.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Michael Foley
Registered Investment Companies	7	$9,391	0	$0
Other Pooled Investment Vehicles	1	$0	0	$0
Other Accounts	5	$164.3	0	$0
Dimensional Fund Advisors LP
Jed S. Fogdall
Registered Investment Companies	124	$408,056	0	$0
Other Pooled Investment Vehicles	28	$20,189	1	$186
Other Accounts	458	$24,137	4	$1,885
Allen Pu, Ph.D.
Registered Investment Companies	53	$126,332	0	$0
Other Pooled Investment Vehicles	15	$13,317	0	$0
Other Accounts	0	$0	0	$0
Mary T. Phillips
Registered Investment Companies	70	$249,118	0	$0
Other Pooled Investment Vehicles	4	$2,724	0	$0
Other Accounts	0	$0	0	$0
William B. Collins-Dean
Registered Investment Companies	24	$87,527	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$2,884	0	$0
John A. Hertzer
Registered Investment Companies	26	$148,170	0	$0
Other Pooled Investment Vehicles	3	$3,738	0	$0
Other Accounts	6	$7,902	0	$0
Franklin Advisers, Inc.
Matthew Moberg, CPA
Registered Investment Companies	7	$16,496	0	$0
Other Pooled Investment Vehicles	20	$732	0	$0
Other Accounts	1	$23	0	$0
Rupert Johnson, Jr.
Registered Investment Companies	1	$16,304	0	$0
Other Pooled Investment Vehicles	4	$330	0	$0
Other Accounts	0	$0	0	$0
Matthew Quinlan
Registered Investment Companies	8	$32,275	0	$0
Other Pooled Investment Vehicles	7	$1,043	0	$0
Other Accounts	0	$0	0	$0
Amritha Kasturirangan, CFA
Registered Investment Companies	4	$26,804	0	$0
Other Pooled Investment Vehicles	6	$849	0	$0
Other Accounts	0	$0	0	$0

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Nayan Sheth, CFA
Registered Investment Companies	4	$26,804	0	$0
Other Pooled Investment Vehicles	5	$849	0	$0
Other Accounts	0	$0	0	$0
Nicholas Getaz, CFA
Registered Investment Companies	5	$26,975	0	$0
Other Pooled Investment Vehicles	6	$849	0	$0
Other Accounts	0	$0	0	$0
Joseph Giroux, CFA
Registered Investment Companies	15	$1,866	0	$0
Other Pooled Investment Vehicles	8	$572	0	$0
Other Accounts	5	$40	0	$0
Christopher Floyd, CFA
Registered Investment Companies	16	$2,984	0	$0
Other Pooled Investment Vehicles	8	$682	0	$0
Other Accounts	10	$339	0	$0
Sundaram Chettiappan, Ph.D
Registered Investment Companies	15	$4,325	0	$0
Other Pooled Investment Vehicles	9	$1,074	0	$0
Other Accounts	3	$70	0	$0
Jose Maldonado, CFA
Registered Investment Companies	6	$2,104	0	$0
Other Pooled Investment Vehicles	1	$110	0	$0
Other Accounts	4	$272	0	$0
Chandrakanth Seethamraju, Ph.D.
Registered Investment Companies	10	$3,758	0	$0
Other Pooled Investment Vehicles	7	$1,057	0	$0
Other Accounts	4	$88	0	$0
Franklin Mutual Advisers, LLC
Katrina S. Dudley, CFA
Registered Investment Companies	3	$9,607	0	$0
Other Pooled Investment Vehicles	3	$1,165	0	$0
Other Accounts	0	$0	0	$0
Timothy Rankin, CFA
Registered Investment Companies	2	$8,889	0	$0
Other Pooled Investment Vehicles	4	$1,168	0	$0
Other Accounts	0	$0	0	$0
Christian Correa, CFA
Registered Investment Companies	5	$20,692	0	$0
Other Pooled Investment Vehicles	7	$872	0	$0
Other Accounts	0	$0	0	$0
Goldman Sachs Asset Management, L.P.
Osman Ali, CFA
Registered Investment Companies	34	$18,980	0	$0
Other Pooled Investment Vehicles	26	$10,541	0	$0
Other Accounts	34	$7,118	4	$6,602
Len Ioffe, CFA
Registered Investment Companies	34	$18,980	0	$0
Other Pooled Investment Vehicles	26	$10,541	0	$0
Other Accounts	35	$12,255	4	$6,602

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Takashi Suwabe
Registered Investment Companies	34	$18,980	0	$0
Other Pooled Investment Vehicles	26	$10,541	0	$0
Other Accounts	34	$7,118	4	$6,602
Dennis Walsh
Registered Investment Companies	34	$18,980	0	$0
Other Pooled Investment Vehicles	26	$10,541	0	$0
Other Accounts	34	$7,118	4	$6,602
Invesco Advisers, Inc.
Craig Leopold, CFA
Registered Investment Companies	4	$16,980	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$221	0	$0
Caroline Le Feuvre
Registered Investment Companies	4	$16,980	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1[3]	$221[3]	0	$0
Chuck Burge
Registered Investment Companies	10	$23,995	0	$0
Other Pooled Investment Vehicles	7	$7,275	0	$0
Other Accounts	1	$103	0	$0
Brian Jurkash
Registered Investment Companies	6	$19,682	0	$0
Other Pooled Investment Vehicles	1	$109	0	$0
Other Accounts	2[3]	$248[3]	0	$0
Sergio Marcheli
Registered Investment Companies	7	$20,748	0	$0
Other Pooled Investment Vehicles	1	$109	0	$0
Other Accounts	2[3]	$248[3]	0	$0
Chris McMeans, CFA
Registered Investment Companies	4	$16,980	0	$0
Other Pooled Investment Vehicles	1	$79	0	$0
Other Accounts	1[3]	$221[3]	0	$0
Peter Santoro, CFA
Registered Investment Companies	5	$19,622	0	$0
Other Pooled Investment Vehicles	1	$79	0	$0
Other Accounts	1	$221[3]	0	$0
Matthew Titus, CFA
Registered Investment Companies	6	$19,682	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2[3]	$248[3]	0	$0
Invesco Capital Management LLC
Peter Hubbard
Registered Investment Companies	228	$182,400	0	$0
Other Pooled Investment Vehicles	123	$190,780	0	$0
Other Accounts	42	$49,266	0	$0
Michael Jeanette
Registered Investment Companies	172	$140,913	0	$0
Other Pooled Investment Vehicles	106	$158,875	0	$0
Other Accounts	42	$49,266	0	$0

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
J.P. Morgan Investment Management Inc.
Jonathan K.L. Simon
Registered Investment Companies	19	$30,279	0	$0
Other Pooled Investment Vehicles	6	$9,076	0	$0
Other Accounts	41	$2,397	2	$81
Lawrence Playford, CPA, CFA
Registered Investment Companies	18	$22,083	0	$0
Other Pooled Investment Vehicles	1	$128	0	$0
Other Accounts	33	$1,684	2	$81
James Shanahan
Registered Investment Companies	16	$7,579	0	$0
Other Pooled Investment Vehicles	22	$2,687	0	$0
Other Accounts	24	$1,915	0	$367
Phillip Hart, CFA
Registered Investment Companies	13	$4,738	0	$0
Other Pooled Investment Vehicles	2	$790	0	$0
Other Accounts	3	$783	0	$0
Robert Cook, CFA
Registered Investment Companies	13	$8,206	2	$30
Other Pooled Investment Vehicles	11	$14,597	0	$0
Other Accounts	38	$7,369	0	$0
Thomas Hauser, CFA
Registered Investment Companies	17	$36,956	1	$24
Other Pooled Investment Vehicles	15	$22,434	0	$0
Other Accounts	36	$6,559	0	$0
Jeffrey Lovell, CFA
Registered Investment Companies	3	$5,211	0	$0
Other Pooled Investment Vehicles	2	$1,498	0	$0
Other Accounts	13	$2,785	0	$0
Wonseok Choi
Registered Investment Companies	16	$6,025	0	$0
Other Pooled Investment Vehicles	1	$154	0	$0
Other Accounts	3	$783	0	$0
Akash Gupta
Registered Investment Companies	13	$4,738	0	$0
Other Pooled Investment Vehicles	1	$154	0	$0
Other Accounts	3	$783	0	$0
Andrew Stern[2]
Registered Investment Companies	4	$2,291	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Michael Feser
Registered Investment Companies	13	$24,500	0	$0
Other Pooled Investment Vehicles	3	$1,019	0	$0
Other Accounts	8	$2,209	0	$0
Silvia Trillo
Registered Investment Companies	25	$40,275	0	$0
Other Pooled Investment Vehicles	40	$49,832	0	$0
Other Accounts	6	$18,738	0	$0

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Jonathan Tse
Registered Investment Companies	14	$5,748	0	$0
Other Pooled Investment Vehicles	1	$154	0	$0
Other Accounts	3	$783	0	$0
Lincoln Financial Investments Corporation
Michael Hoppe, CFA, CFP
Registered Investment Companies	13	$9,583	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Lu Fan, CFA
Registered Investment Companies	1	$654	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Jason Forsythe, CFA
Registered Investment Companies	1	$654	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Maria Ma, CFA
Registered Investment Companies	3	$1,439	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Jay Shearon
Registered Investment Companies	1	$654	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Alex Zeng, PhD, CFA, CAIA
Registered Investment Companies	17	$11,677	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Loomis, Sayles & Company, L.P.
Aziz V. Hamzaogullari, CFA
Registered Investment Companies	29	$18,900	0	$0
Other Pooled Investment Vehicles	21	$9,700	3	$299.1
Other Accounts	123	$22,100	1	$276.5
Massachusetts Financial Services Company
Matthew Barrett
Registered Investment Companies	4	$14,108	0	$0
Other Pooled Investment Vehicles	6	$4,138	0	$0
Other Accounts	14	$7,258	0	$0
Katherine Cannan
Registered Investment Companies	10	$68,866	0	$0
Other Pooled Investment Vehicles	3	$5,465	0	$0
Other Accounts	15	$6,657	0	$0
Nevin Chitkara
Registered Investment Companies	10	$68,866	0	$0
Other Pooled Investment Vehicles	3	$5,465	0	$0
Other Accounts	15	$6,657	0	$0
Kevin Dwan
Registered Investment Companies	4	$14,108	0	$0
Other Pooled Investment Vehicles	5	$4,120	0	$0
Other Accounts	10	$5,172	0	$0

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Eric Fischman, CFA
Registered Investment Companies	11	$50,563	0	$0
Other Pooled Investment Vehicles	7	$2,900	0	$0
Other Accounts	28	$8,167	0	$0
Eric Braz, CFA
Registered Investment Companies	5	$13,245	0	$0
Other Pooled Investment Vehicles	5	$964	0	$0
Other Accounts	11	$1386	0	$0
Mondrian Investment Partners Limited
Elizabeth Desmond, CFA
Registered Investment Companies	3	$4,624	0	$0
Other Pooled Investment Vehicles	4	$4,129	0	$0
Other Accounts	4	$3,322	0	$0
Alex Simcox, CFA
Registered Investment Companies	1	$3,699	0	$0
Other Pooled Investment Vehicles	4	$4,129	0	$0
Other Accounts	14	$6,905	0	$0
Nigel Bliss
Registered Investment Companies	3	$4,624	0	$0
Other Pooled Investment Vehicles	3	$4,046	0	$0
Other Accounts	10	$6,511	0	$0
David Wakefield, CFA
Registered Investment Companies	1	$10	0	$0
Other Pooled Investment Vehicles	2	$31	0	$0
Other Accounts	1	$1	0	$0
Matthew Day
Registered Investment Companies	1	$10	0	$0
Other Pooled Investment Vehicles	5	$336	0	$0
Other Accounts	9	$768	0	$0
Pacific Investment Management Company, LLC
Jerome M. Schneider
Registered Investment Companies	21	$65,328	0	$0
Other Pooled Investment Vehicles	10	$15,016	0	$939
Other Accounts	35	$24,567	0	$0
Schroder Investment Management North America Inc.
Mike Hodgson, Ph.D.
Registered Investment Companies	2	$1,528	0	$0
Other Pooled Investment Vehicles	13	$2,529	0	$0
Other Accounts	27	$11,408	0	$0
Marcus Durell
Registered Investment Companies	2	$1,528	0	$0
Other Pooled Investment Vehicles	13	$2,529	0	$0
Other Accounts	27	$11,408	0	$0
SSGA Funds Management, Inc. —Michael Martel, Jerry Holly
Registered Investment Companies	30	$18,036	0	$0
Other Pooled Investment Vehicles	154	$186,024	0	$0
Other Accounts	180	$79,002	4	$208.18

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
SSGA Funds Management, Inc. (Fixed Income Beta Solutions Group – Michael Brunell, Marc DiCosimo, Christopher DiStefano, David Marchetti, Cynthia Moy, Michael Przygoda)
Registered Investment Companies	33	$80,373	0	$0
Other Pooled Investment Vehicles	140	$170,359	0	$0
Other Accounts	176	$109,830	0	$0
SSGA Funds Management, Inc. (Global Equity Beta
Solutions Group – Juan Acevedo, Amy Cheng, Thomas
Coleman, Michael Finocchi, Dwayne Hancock, Lisa
Hobart, Ted Janowsky, John Law, Emiliano Rabinovich,
Keith Richardson, Karl Schneider, Amy Scofield)

Registered Investment Companies	125	$818,480	0	$0
Other Pooled Investment Vehicles	367	$667,672	0	$0
Other Accounts	522	$473,293	0	$0
Templeton Investment Counsel, LLC
Peter Nori, CFA
Registered Investment Companies	3	$1,100	0	$0
Other Pooled Investment Vehicles	31	$520	0	$0
Other Accounts	10	$2,640	0	$0
Matthew Nagle, CFA, CPA
Registered Investment Companies	3	$1,100	0	$0
Other Pooled Investment Vehicles	30	$424	0	$0
Other Accounts	10	$2,640	0	$0
Heather Waddell, CFA
Registered Investment Companies	3	$1,100	0	$0
Other Pooled Investment Vehicles	31	$571	0	$0
Other Accounts	10	$2,640	0	$0
T. Rowe Price Associates, Inc.
Joseph Fath
Registered Investment Companies	11	$55,866	0	$0
Other Pooled Investment Vehicles	9	$25,035	0	$0
Other Accounts	4	$1,548	0	$0
Donald J. Peters
Registered Investment Companies	5	$3,485	0	$0
Other Pooled Investment Vehicles	7	$1,992	0	$0
Other Accounts	4	$231	0	$0
Andrew Jacobs van Merlen
Registered Investment Companies	68	$160,158	0	$0
Other Pooled Investment Vehicles	80	$193,368	0	$0
Other Accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered Investment Companies	68	$155,066	0	$0
Other Pooled Investment Vehicles	143	$203,352	0	$0
Other Accounts	0	$0	0	$0
Wyatt A. Lee
Registered Investment Companies	68	$155,194	0	$0
Other Pooled Investment Vehicles	79	$188,982	0	$0
Other Accounts	0	$0	0	$0

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Wellington Management Company LLP
Gregory J. Garabedian
Registered Investment Companies	7	$2,623	0	$0
Other Pooled Investment Vehicles	3	$218	0	$0
Other Accounts	2	$445	0	$0
Andrew J. Shilling, CFA
Registered Investment Companies	5	$11,849	2	$10,459
Other Pooled Investment Vehicles	5	$4,654	0	$0
Other Accounts	19	$4,406	0	$0
Western Asset Management Company, LLC
John L. Bellows
Registered Investment Companies	23	$52,719	0	$0
Other Pooled Investment Vehicles	22	$10,931	0	$0
Other Accounts	179	$55,085	6	$4023
S. Kenneth Leech
Registered Investment Companies	95	$146,992	0	$0
Other Pooled Investment Vehicles	316	$70,472	26	$2,739
Other Accounts	638	$177,250	26	$15,164
Mark S. Lindbloom
Registered Investment Companies	28	$57,173	0	$0
Other Pooled Investment Vehicles	28	$13,757	0	$0
Other Accounts	200	$61,088	8	$6,265
Frederick R. Marki
Registered Investment Companies	27	$54,301	0	$0
Other Pooled Investment Vehicles	25	$13,308	0	$0
Other Accounts	189	$59,217	8	$6,265
Julien A. Scholnick
Registered Investment Companies	25	$56,120	0	$0
Other Pooled Investment Vehicles	21	$10,884	0	$0
Other Accounts	175	$54,148	6	$4,023
1
Nathan Rawlins began serving as portfolio manager on February 16, 2022. Therefore, as of December 31, 2021, Mr. Rawlins managed no other registered investment companies, other pooled investment vehicles or other accounts.
2
These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.
Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LFI and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts.
The information below relates solely to the Fund(s) managed by the particular adviser or sub-adviser.
AllianceBernstein
As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where our activities do not involve fiduciary obligations – such as the level of client servicing we offer through each client channel – we reserve the right to act in accordance with our business judgment.
Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients. In these cases, regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately.
Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures. Changes in the firm’s activities and personnel can lead to new potential conflicts.
Conflicts Committee: To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, senior firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.
Written Policies and Procedures: AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.
Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.
AllianceBernstein generally discourages personal investments by employees in individual securities, instead encouraging personal investments in managed collective vehicles, such as mutual funds. Our firm’s policies and procedures adhere strictly to sound business principles and the highest ethical standards: they are based on the fundamental principle that the financial interests of the firm’s clients come first and must be placed ahead of the individual interests of staff members. Our policies are intended to ensure full conformity with the laws, rules, and regulations of the many governmental bodies and self-regulatory organizations that oversee our business activities.
The following is a summary of the major requirements and restrictions that apply to personal trading by employees, their immediate family members, and other financial dependents:
•
Employees must disclose all their securities accounts to the Legal and Compliance department.
•
Absent an exception, U.S. employees may maintain securities accounts only at specified designated broker-dealers.
•
Employees must pre-clear all securities trades with the Legal and Compliance department prior to placing trades with their broker-dealer (prior supervisory approval is required for portfolio managers, research analysts, traders, persons with access to AllianceBernstein research, and others designated by the Legal and Compliance department).
•
Employees may make 20 trades in individual securities during any rolling thirty calendar-day period.
•
Employee purchases of individual securities, ETFs and closed-end mutual funds are subject to a 60- day holding period.
•
Employees may not engage in short-term trading of a mutual fund in violation of that fund's short-term trading policies.
•
Employees may not participate in initial public offerings.
•
Employees are prohibited from conducting transactions in the publicly-traded equity units of AllianceBernstein in the weeks leading up to the firm's quarterly earnings announcements.

•
Employees must get written approval, and make certain representations, to participate in limited or private offerings.
•
Employees must submit initial and annual holding reports, disclosing all securities and holdings in mutual funds managed by AllianceBernstein held in personal accounts.
•
Employees must, on a quarterly basis, submit or confirm reports identifying all transactions in securities (and mutual funds managed by AllianceBernstein in personal accounts.
•
The Legal and Compliance department has the authority to deny:

Any personal trade by an employee if the security is being considered for purchase or sale in a client account, if there are open orders for the security on a trading desk, or the security appears on any AllianceBernstein restricted list.

Any short sale by an employee for a personal account if the security is being held long in AllianceBernstein-managed portfolios.

Any personal trade by a portfolio manager or research analyst in a security that is subject to a blackout period as a result of client portfolio trading or recommendations to clients.
In addition, research analysts will not be permitted to buy for his or her personal account, a security that is in his/her sector of coverage. Similarly, portfolio managers are not permitted to buy for a personal account, a security that is an eligible portfolio investment in that manager’s product group (e.g., Large Cap Growth), and buy-side equity traders are prohibited from purchasing, for their personal account, a security that is among the eligible portfolio investments traded on their client trading desks.
The policies and procedures for personal trading are set forth in full detail in our Personal Trading Policies and Procedures.
Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.
AllianceBernstein provides investment management advice to a variety of different clients including mutual funds sponsored by ourselves and our affiliates, special portfolios on a sub-advisory basis, institutional accounts, ERISA accounts, private investment funds (such as hedge funds and private equity funds), and high-net-worth individuals.
Certain types of clients, investment strategies and fee arrangements may create potential conflicts of interest for AllianceBernstein For example, our employees or affiliates may have an economic interest in some of the accounts we manage. We may also recommend to clients securities in which a related person has established an interest independent of AB. Some accounts pay performance fees to AB, and some client accounts can sell securities short that are held long in other client accounts. The beneficial owners of some accounts may have the ability to influence the placement of additional assets with AB. Some investment professionals at AB manage accounts with these potential conflicts on a “side by side” basis with accounts that do not have such characteristics. These investment professionals may have an incentive to favor “conflicted” accounts over other accounts. Variations in performance compensation structures among clients may create an incentive for AB to direct the best investment ideas to, or to allocate or sequence trades in favor of, clients that pay or allocate performance compensation or clients that pay a greater level of performance compensation than other clients.
Steps to Treat Clients Fairly We are conscious of these potential conflicts. When we are providing fiduciary services, the goal of our policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries. These policies include those addressing the fair allocation of investment opportunities across client accounts, the best execution of all client transactions, and the voting of proxies, among others. AB has adopted various written policies to address the fair allocation of investment opportunities for different investment categories (e.g., equities, fixed income, private securities, etc.).

Allocating Investment Opportunities
The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
As an investment adviser, we owe a fiduciary duty to each of our clients, requiring us to act in their best interests and to treat each client fairly, whether they are clients in a separate account or clients within a commingled trust fund or mutual fund. It is this fiduciary duty that is the basic principle behind our trade allocation procedures for all accounts.
Investment ideas and/or research analyst recommendations are widely disseminated among all appropriate investment professionals responsible for selecting investments to ensure that the accounts for all portfolio management groups have an equal opportunity to act on the information.
Allocation between Proposed Account and Other Clients at the Firm. We make investment decisions for each client in accordance with the investment objectives, guidelines and restrictions governing their individual account, and these decisions are independent of investment decisions made for other clients or accounts. However, because investment decisions frequently affect more than one account, it is inevitable that, at times, we will wish to purchase or sell the same securities for more than one client account at the same time. As part of our duty to ensure that each client receives fair treatment in the investment process, we must ensure the allocation of such trades fairly among these client accounts.
These concerns are increased when there are some accounts for which we receive performance-based compensation. Our trading and compliance monitoring processes afford heightened levels of scrutiny to transactions in such accounts, to help ensure that there is no appearance of having favored such a client over others. Our procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to their investment disciplines and client base.
We Aggregate Trades to Facilitate Best Execution. Where possible when trading, we aggregate (“bundle”) contemporaneous orders transacted on behalf of more than one client to facilitate best execution and achieve economies of scale. When possible, securities bought or sold in execution of an aggregated order will be allocated on a pro-rata basis among the participating client accounts in proportion to the size of the orders placed for each account.
Having said this, we also note that if a trade in a single security is executed with more than one dealer at different prices, it is not always possible to ensure that all accounts who are trading in that security receive the same execution price. In such cases, our trading desk is responsible for ensuring that the order of allocation to clients is fair and equitable over time.
Policy on Non-Pro Rata Allocations. In certain situations, other methods of trade allocation are permissible provided that the approach is based on objective criteria, all accounts receive fair and equitable treatment over time, and the reason for the different allocation is explained and approved in writing by a Head of Investment and the Chief Compliance Officer (or a designee) prior to the completion of the order.
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Rotation: In situations where investment opportunities are too limited to be effectively allocated among all accounts, or aggregated trades have been filled with multiple brokers at different prices, such investment opportunities may be allocated by rotation, provided that the rotation system implemented results in fair access to such investment opportunities for all accounts over time.
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Random: A random approach may be used if, due to the quantity of securities received, some number of accounts would need to be excluded in order to complete a reasonably sized allocation to accounts. The randomization methodology must ensure that all accounts have the same probability of being selected each time it is used.
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Other Methods: In certain situations, a pro rata allocation may not result in an allocation that is fair to all accounts involved and the use of a rotational or random basis is neither appropriate nor practical. In such situations, another method of allocation may be applied if it is based on objective criteria, all accounts receive fair and equitable treatment over time using the method, and the reason for the different allocation is explained and approved in writing by a Head of Investment and the Chief Compliance

Officer (or a designee). An example of such an allocation policy, is where we manage a portfolio that is focused on specific security types and such portfolio received a priority allocation to enable it to meet its fiduciary and regulatory obligation to invest in such securities.
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Priority of Orders. When the liquidity in a market is not sufficient to fill all client orders, we may give priority to certain orders over others. This prioritization is based solely on objective factors driving the order. Under such circumstances, we will aggregate orders by these factors and subject each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) avoidance of tracking error on the service/product level; and (5) portfolio rebalancing and optimization.
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Short Sales: Conflicting investment opportunities between short selling and long investing are properly addressed. When our trading desk is handling short sell orders at the same time as long liquidation orders, the desk will use its discretion to execute the orders in a manner that will limit the market impact to both.
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Primary Offerings: Primary offerings are only allocated to accounts when the issuer meets the investment objectives of participating accounts as well as a review process for allocations. Securities may be first distributed internally by investment service or strategy and then allocated on a pro-rata basis to participating accounts within their respective service or strategy. Because of securities law restrictions or client-imposed restrictions, not all accounts can participate in primary offerings.
American Century Investment Management, Inc. (American Century)
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity investment disciplines (global growth equity, global value equity, disciplined equity, equity exchange traded funds, and Avantis Investors funds), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio.
The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
BAMCO, Inc. (BAMCO)
Conflicts of interest could arise in connection with managing the Fund along with other funds and the accounts of other clients of BAMCO and of clients of BAMCO’s affiliated investment adviser, Baron Capital Management, Inc. (BCM). Because of market conditions, client investment restrictions, Adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Fund and all clients at all times. BAMCO has joint trading policies and procedures designed to ensure that no Fund or client is systematically given preferential treatment over time. The Fund’s Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the accounts of clients managed by BAMCO and its affiliate.
To the extent that the Fund’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among the fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may provide more revenue to BAMCO. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, BAMCO takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Fund and other accounts.
BAMCO believes that it has policies and procedures in place that address the Fund’s potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocations of orders for execution to brokers and portfolio performance dispersion review), disclosure of confidential information and employee trading.
BlackRock Financial Management, Inc., BlackRock Advisors, LLC, and BlackRock Investment Management, LLC (BlackRock)
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Clayton, Koesterich, Rieder and Rogal may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Clayton, Koesterich, Rieder and Rogal may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Channing Capital Management, LLC
Potential conflicts of interest may arise because the investment team uses the same proprietary investment methodology for the Fund as they use for other clients. This means that the investment team will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Advisor may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the investment team purchases or sells various investments for other clients and do not purchase or sell the same investments for the Fund, or purchase or sell an investment for the Fund and do not include such investment in purchases or sales for other clients. This is because each client’s investment policy guidelines and/or prevailing market conditions at the time of such purchases or sales are made may differ from those of the Fund. Each member of the investment team may also carry on investment activities for his own account(s) and/or the accounts of family members.
ClearBridge Investments, LLC (ClearBridge)
Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.
The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Delaware Investments Fund Advisers (DIFA)
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund, or the Funds may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account, or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.
Some of the accounts managed by the portfolio managers may have a performance-based fee. This compensation structure presents a potential conflict of interest because portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DIFA’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
Dimensional Fund Advisors LP (Dimensional)
Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other accounts. Other accounts include registered mutual funds (other than the LVIP Dimensional U.S. Core Equity 1 Fund, LVIP Dimensional U.S. Core Equity 2 Fund, and LVIP Dimensional International Core Equity Fund, or collectively, “LVIP Dimensional Funds”), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to the LVIP Dimensional Funds, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the LVIP Dimensional Funds. Actual or apparent conflicts of interest include:
Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the LVIP Dimensional Funds.
Investment Opportunities. It is possible that at times identical securities will be held by the LVIP Dimensional Funds and one or more Accounts. However, positions in the same security may vary and the length of time that the LVIP Dimensional Funds or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Account, the LVIP Dimensional Funds may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Accounts.
Broker Selection. With respect to securities transactions for the LVIP Dimensional Funds, Dimensional determines which broker to use to execute each order, consistent with Dimensional’s duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separately managed accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for LVIP Dimensional Funds and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the LVIP Dimensional Funds or the Account.
Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.
Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to LVIP Dimensional Funds or other Accounts for which he or she has portfolio management responsibilities. Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts.
However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, and Templeton Investment Counsel, LLC
The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Goldman Sachs Asset Management, L.P. (GSAM)
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a financial holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to your Fund and will, under certain circumstances, limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which your Fund may directly and indirectly invest. Thus, it is expected that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and affiliates perform or seek to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs will still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when your Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by your Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend your Fund or who engage in transactions with or for your Fund.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.
Invesco Advisers, Inc. and Invesco Capital Management LLC (Invesco)
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
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The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.
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If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.
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Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, other funds and/or accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.
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Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.
Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
JPMorgan Investment Management, Inc. (JPMIM)
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMIM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMIM and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMIM, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMIM, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or JPMorgan Chase. JPMIM and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM, or JPMorgan Chase or its clients.
JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.
Lincoln Financial Investments Corporation (LFI)
LFI manages certain Funds by investing Fund assets in other mutual funds, including exchange-traded funds, funds managed by LFI (typically branded “LVIP” or “Lincoln” funds), and funds managed by unaffiliated investment managers (collectively, underlying funds), through a structure known as a “fund of funds.” LFI and the Funds generally rely on SEC Rule 12d1-4 effective January 19, 2022, to implement the fund of funds structure. Prior to that date, LFI and the Funds generally relied on an SEC exemptive order and certain SEC regulations. Under both regulatory structures, LFI, as a fiduciary to each Fund, selects underlying funds that it believes are in a Fund’s best interest based on a variety of factors. LFI portfolio managers maintain an asset allocation strategy for each Fund and make decisions regarding allocations to underlying funds based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers deem applicable. LFI and its affiliates receive advisory and other fees from underlying LVIP funds for the management and other services that LFI and its affiliates provide to the LVIP funds. Unaffiliated investment managers and their affiliates receive advisory and/or other fees from the underlying unaffiliated funds they manage for the management and other services that the unaffiliated investment managers and their affiliates provide to the unaffiliated funds. The underlying funds may have advisory fee rates and/or fee structures that are different than those of the Funds, which are discussed below.
The portfolio managers may engage in cross-trades, in which one Fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross-trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one Fund may perform better than the mix of underlying funds purchased for another Fund.
The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LFI that all decisions concerning the selection of underlying funds be based solely on the best interests of each Fund and its shareholders, and without regard to any revenue that LFI receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LFI or any affiliate of LFI.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LFI does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LFI seeks to manage competing interests for the time and attention of portfolio managers.

LFI has adopted and implemented policies and procedures which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LFI’s Code of Ethics.
Loomis, Sayles & Company, L.P. (Loomis Sayles)
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among a Fund and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Allocation and Aggregation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Massachusetts Financial Services Company (MFS)
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Mondrian Investment Partners Limited (Mondrian)
CONFLICT OF INTEREST POLICY
Introduction
Mondrian Investment Partners Limited (“Mondrian”) has a fiduciary duty to its clients and as such must identify and take steps to mitigate potential conflicts of interest.

A conflict of interest arises when Mondrian and/or its employees have a competing professional or personal interest which could affect their ability to act in the best interests of Mondrian’s clients. A conflict could exist even if no unethical or improper act results from it.
Mondrian has a culture which fully recognises the fiduciary duty we owe our clients and promotes the ethos of ensuring that clients’ interests are put ahead of the firms. Mondrian has a number of committees which have a key role in ensuring that the management of conflicts of interest is embedded in the business processes. For example:
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Compliance & Risk Committee – ensures that Mondrian has adequate arrangements for complying with regulatory principles and rules.
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Best Execution & Trading Oversight Committee – ensures that Mondrian’s trading arrangements provide cost effective, quality trade execution
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Proxy Voting Committee – ensures that Mondrian’s proxy voting policy is operated in the best interests of clients and any conflicts are properly managed.
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Fair Value Pricing Committee – ensures that the client’s best interests are paramount in any required pricing adjustments/recommendations.
The UK regulator, the Financial Conduct Authority, requires regulated firms to identify conflicts of interest (both between the firm and its clients and the firm’s employees and its clients) and establish, implement and maintain an effective written conflicts of interest policy. Mondrian is also registered with the SEC which has similar requirements for the identification and management of conflicts of interest.
Mondrian maintains and operates various policies and procedures which are designed to prevent conflicts of interest materializing and adversely affecting the interests of our clients.
The purpose of this conflicts of interest policy is to outline Mondrian’s approach to the identification, management, recording and where relevant, disclosure of conflict of interests.
Identifying Conflicts of Interest
For the purpose of identifying conflicts of interest that may arise in the course of providing a service to our clients, we have considered whether Mondrian, its employees or another client, are directly or indirectly, likely to:
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Make a financial gain, or avoid a financial loss, at the expense of the client;
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Have an interest in the outcome of a service provided to a client or in a transaction carried out on behalf of the client, which is distinct from the client’s interest in that outcome;
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Have a financial or other incentive to favor the interest of one client or group of clients over the interest of another client or group of clients;
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Receive from a person other than the client an inducement in relation to the service provided to the client, in the form of monies, goods or services, other than the standard fee for that service.
Mondrian’s senior management is engaged in ensuring that the Conflicts of Interest Policy is up to date and has identified all relevant conflicts, including discussion and agreement of a mitigation plan for any new conflict that arises.
Monitoring of Compliance with Conflicts of Interest Procedures
Mondrian maintains a Conflicts of Interest Register that lists all potential conflicts of interest that have been identified. Any conflicts arising are logged immediately in the Conflicts of Interest Register.
Mondrian has written policies and procedures addressing each conflict identified in the Register. These policies and procedures are designed to manage the potential conflict so that the interests of clients are always put ahead of Mondrian or its employees.
Where a conflict has arisen, steps are taken to ensure that the conflict either does not arise again or is properly managed so that client interests remain paramount. These details are also recorded in the Register.
Mondrian has a comprehensive Compliance Monitoring Programme which is specifically designed to check that key conflicts have been properly managed. A large number of the different types of tests that are carried out each year include checks to ensure that conflicts have been properly managed.
Any apparent violations of the procedures designed to manage conflicts are investigated and reported to the Chief Compliance Officer, who will determine any action necessary. Any material matters would be reported to senior management and the Mondrian Compliance & Risk Committee and, where required, any relevant regulator.
Disclosure of Potential Conflicts of Interest
Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities;

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Access to non-public information
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Allocation of aggregated trades
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Allocation of investment opportunities
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Allocation of new issue opportunities
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“Cherry picking” (inappropriate attempts to improve the appearance of portfolio performance)
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Client order priority – advisory
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Client order priority – directed and restricted brokers
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Client order priority – trading across mandates
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Dealing in investments as agent for more than one party
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Dealing in investments as principal in connection with the provision of seed capital for Mondrian sponsored Limited Partnerships and other Mondrian Funds
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Directorships and external business arrangements
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Dual agency (cross trades)
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Employee personal account dealing
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Employee personal charitable giving
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Employee personal political giving
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Employee remuneration
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Error resolution
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Execution Related Services
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Gifts and entertainment
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Investment in shares issued by companies who are clients of Mondrian
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Management of investment capacity
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Marketing materials
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Most favored nation fee arrangements
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Performance fees
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Personal conflicts of interest
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Placement agents and pay to play
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Portfolio holdings disclosure
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Portfolio pumping (price manipulation to improve portfolio performance)
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Pricing and valuation
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Product allocation
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Proxy voting and shareholder activism
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Relationships with consultants
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Research Related Services
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“Step out trades” (where a broker shares commission with a third party)
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Transactions with affiliated brokers
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“Window dressing” (inappropriate attempts to improve the appearance of portfolio performance)
Mondrian has separately documented policies and procedures in place to address each of these potential conflicts of interest.
If Mondrian’s arrangements are not sufficient to ensure with reasonable confidence that the risks of damage to the interests of a client will be prevented, Mondrian will clearly disclose with sufficient details the nature and sources of the conflict to the client.
The disclosure will be made prior to the conclusion of a contract, and in a durable medium to the client. It will include sufficient detail of the conflict and the steps undertaken to mitigate these risks in order to enable the client to take an informed decision.
More information
If you need more information on Mondrian’s conflicts policies please contact Mondrian’s Chief Compliance Officer for details:
Edward Lambert Chief Compliance Officer Mondrian Investment Partners Limited Phone: +44 20 7477 7000 Email: edward.lambert@mondrian.com
Pacific Investment Management Company, LLC (PIMCO)
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.

The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.
Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client).Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions).In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants).For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold).In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A, attached as Exhibit B.
Schroder Investment Management North America Inc. (Schroders)
Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.
Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.
Schroders has adopted certain compliance procedures that are designed to address these, and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
SSGA Funds Management, Inc. (SSGA FM)
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.
SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of SSGA FM's and SSGA Trusts’ Code of Ethics.
T. Rowe Price Associates, Inc. (T. Rowe Price)
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
Wellington Management Company LLP (Wellington Management)
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's manager listed in the prospectus who are primarily responsible for the day-to-day management of the

Funds (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Garabedian and Shilling also manage accounts which pay performance allocations to Wellington Management or its affiliates. A Portfolio Manager may also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.
Western Asset Management Company, LLC
Western Asset Management Company, LLC (“Western Asset”) has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions, the adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.
The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Firm’s compliance monitoring program.
Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
Compensation Structures and Methods
Information regarding each portfolio manager's compensation is attached hereto as Appendix C.
Beneficial Interest of Portfolio Managers
Information regarding securities of each Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own Fund shares, but may invest their personal assets in Fund shares in accordance with their individual investment goals. A portfolio manager’s personal investment, or lack of investment, is not an indicator of that portfolio manager’s confidence in, or commitment to, a particular Fund or its investment strategy.
As of the Funds' fiscal year ended December 31, 2022, no portfolio manager of any Fund beneficially owned shares of any Fund.
Principal Underwriter
Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated January 1, 2012. LFD is an affiliate of LFI, the Funds' investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of Fund shares. The offering of each such class is continuous.
For fiscal years ended December 31, 2022, 2021 and 2020, LFD received $186,903,740, $208,355,341, and $173,124,472, respectively, in compensation from the Trust.
Administration Agreement
The Trust has entered into an Administration Agreement with Lincoln Life, an affiliate of LFI and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services.
For the fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid Lincoln Life $9,460,878, $9,183,600, and $11,452,717, respectively, in administrative services reimbursement.

The Trust compensates Lincoln Life for contractholder servicing provided by Lincoln Life with respect to the Funds.  These contractholder services include, among others: responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders.  In addition, Lincoln Life provides certain corporate-level services to each of the Funds, such as: anti-money laundering and fraud prevention; privacy and data security; disaster recovery; and services related to regulatory duties, such as duties of confidentiality and disclosure.
For the fiscal years ended December 31, 2022 and 2021, the Trust paid Lincoln Life $30,000,846 and $33,707,685, respectively, in contractholder servicing and corporate-level services reimbursement.
Securities Lending
None of the Funds engaged in any securities lending for the fiscal year ended December 31, 2022.
Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (“Accounting Agreement”) with State Street Bank and Trust Company (“State Street”), effective October 15, 2018 (November 19, 2018 for the funds of funds and master feeder funds), pursuant to which State Street provides certain accounting services for the Fund. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values (“NAV”) of the Fund’s shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays State Street either a flat, annual fee or an asset-based fee based on the total value of assets in the Trust, plus certain additional service fees and out-of-pocket expenses.
For fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid $11,079,131, $11,022,662, and $10,363,301, respectively, pursuant to its Accounting Agreement.
Code of Ethics
The Trust, LFI and LFD have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these Codes permit personnel that they cover, including employees of LFI who regularly have access to information about securities purchased for the Funds, to invest in securities for their own accounts. This could include securities that may be purchased by Funds. The Codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud on the Funds. The Trust’s Code of Ethics requires reporting to the Board of Trustees of material compliance violations.
Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of 109 funds organized as separate series of shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.
Each Fund currently offers two classes of shares: Standard Class and Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service plan (Plan). The Plan allows each Fund to pay distribution and service fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The Plan for the Service Class is discussed in the “Rule 12b-1 Plan” section of this SAI.
Each Fund’s shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing Fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual Funds. In such matters, all shares of the Trust have equal voting rights.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
Control Persons and Principal Holders of Securities
Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.
For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1301 S. Harrison Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third-party insurance companies.
As of April 3, 2023, there were no shareholders of the Funds that held 5% or more (or 25% or more) of a Fund's outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by the fund of funds. The fund of funds generally will vote their shares of underlying funds in the same proportion as the vote of all of the other holders of the underlying fund's shares, a technique known as “echo voting.”
As of April 1, 2023, the record shareholders listed below held 5% or more (or 25% or more) of the outstanding shares of a Fund.
25% Plus Record Holders
Fund Name / Shareholder Name	Percentage (%) of Shareholder Ownership in Fund
LVIP Channing Small Cap Value Fund
LVIP Global Growth Allocation Managed Risk Fund	44.50%
LVIP Global Moderate Allocation Managed Risk Fund	29.27%
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund	52.42%
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund	64.87%
LVIP Loomis Sayles Global Growth Fund
LVIP Global Growth Allocation Managed Risk Fund	43.11%
LVIP Global Moderate Allocation Managed Risk Fund	35.54%
LVIP MFS International Growth Fund
LVIP MFS International Equity Managed Volatility Fund	27.03%

Fund Name / Shareholder Name	Percentage (%) of Shareholder Ownership in Fund
LVIP SSGA Emerging Markets Equity Index Fund
LVIP Global Growth Allocation Managed Risk Fund	48.99%
LVIP Global Moderate Allocation Managed Risk Fund	39.76%
LVIP SSGA Mid-Cap Index Fund
LVIP Global Growth Allocation Managed Risk Fund	25.14%
LVIP SSGA Nasdaq-100 Index Fund
LVIP Global Growth Allocation Managed Risk Fund	41.81%
LVIP Wellington SMID Cap Value Fund
LVIP U.S. Growth Allocation Managed Risk Fund	25.46%
LVIP Western Asset Core Bond Fund
LVIP Global Growth Allocation Managed Risk Fund	29.80%
LVIP Global Moderate Allocation Managed Risk Fund	30.12%
5% Plus Record Holders
Fund Name / Shareholder Name	Percentage (%) of Shareholder Ownership in Fund
LVIP Baron Growth Opportunities Fund – Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund	61.45%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	6.56%
LVIP BlackRock Real Estate Fund – Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund	6.15%
LVIP Global Growth Allocation Managed Risk Fund	29.36%
LVIP Global Moderate Allocation Managed Risk Fund	22.42%
LVIP BlackRock Inflation Protected Bond Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	5.43%
LVIP Global Growth Allocation Managed Risk Fund	23.10%
LVIP Global Moderate Allocation Managed Risk Fund	34.29%
LVIP Channing Small Cap Value Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	45.03%
LVIP Global Moderate Allocation Managed Risk Fund	29.62%
LVIP U.S. Growth Allocation Managed Risk Fund	17.54%
LVIP Delaware Bond Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	8.12%
LVIP Global Growth Allocation Managed Risk Fund	24.83%
LVIP Global Moderate Allocation Managed Risk Fund	26.13%
LVIP U.S. Growth Allocation Managed Risk Fund	5.71%
LVIP Delaware Mid Cap Value Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	16.15%
LVIP Global Moderate Allocation Managed Risk Fund	16.76%
LVIP Dimensional International Core Equity Fund – Standard Class
LVIP Dimensional International Equity Managed Volatility Fund	76.23%
LVIP Dimensional U.S. Core Equity 2 Fund – Standard Class
LVIP Dimensional U.S. Equity Managed Volatility Fund	81.53%
LVIP Multi-Manager Global Equity Managed Volatility Fund	6.13%
LVIP Mondrian Global Income Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	32.52%
LVIP Global Moderate Allocation Managed Risk Fund	26.80%
LVIP JPMorgan High Yield Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	5.16%

Fund Name / Shareholder Name	Percentage (%) of Shareholder Ownership in Fund
LVIP Global Growth Allocation Managed Risk Fund	30.52%
LVIP Global Moderate Allocation Managed Risk Fund	22.23%
LVIP U.S. Growth Allocation Managed Risk Fund	7.18%
LVIP Loomis Sayles Global Growth Fund – Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund	15.63%
LVIP Global Growth Allocation Managed Risk Fund	43.44%
LVIP Global Moderate Allocation Managed Risk Fund	35.82%
LVIP MFS International Growth Fund – Standard Class
LVIP MFS International Equity Managed Volatility Fund	33.01%
LVIP Global Growth Allocation Managed Risk Fund	26.88%
LVIP Global Moderate Allocation Managed Risk Fund	19.27%
LVIP MFS Value Fund – Standard Class
LVIP MFS International Equity Managed Volatility Fund	6.61%
LVIP U.S. Growth Allocation Managed Risk Fund	27.71%
LVIP Mondrian International Value Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	32.95%
LVIP Global Moderate Allocation Managed Risk Fund	23.97%
LVIP PIMCO Low Duration Bond Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	5.64%
LVIP Global Growth Allocation Managed Risk Fund	34.53%
LVIP Global Moderate Allocation Managed Risk Fund	42.32%
LVIP U.S. Growth Allocation Managed Risk Fund	10.57%
LVIP SSGA Bond Index Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	7.13%
LVIP Global Moderate Allocation Managed Risk Fund	12.64%
LVIP SSGA Moderate Index Allocation Fund	10.08%
LVIP SSGA Moderately Aggressive Index Allocation Fund	7.77%
LVIP Structured Moderate Allocation Fund	13.55%
LVIP Structured Moderately Aggressive Allocation Fund	7.16%
LVIP U.S. Growth Allocation Managed Risk Fund	7.80%
LVIP Franklin Templeton Multi-Factor International Equity Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	26.43%
LVIP Global Moderate Allocation Managed Risk Fund	19.98%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	9.32%
LVIP Structured Moderate Allocation Fund	11.46%
LVIP Structured Moderately Aggressive Allocation Fund	8.11%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	13.52%
LVIP Global Moderate Allocation Managed Risk Fund	11.89%
LVIP Structured Moderate Allocation Fund	13.50%
LVIP Structured Moderately Aggressive Allocation Fund	14.48%
LVIP SSGA Emerging Markets Equity Index Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	50.98%
LVIP Global Moderate Allocation Managed Risk Fund	41.38%
LVIP SSGA International Index Fund – Standard Class
LVIP SSGA Moderate Index Allocation Fund	5.32%
LVIP SSGA Moderately Aggressive Index Allocation Fund	5.41%
LVIP Global Growth Allocation Managed Risk Fund	16.67%
LVIP Global Moderate Allocation Managed Risk Fund	5.68%

Fund Name / Shareholder Name	Percentage (%) of Shareholder Ownership in Fund
LVIP SSGA International Managed Volatility Fund	14.13%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	32.52%
LVIP Global Moderate Allocation Managed Risk Fund	27.05%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	8.03%
LVIP Structured Moderate Allocation Fund	8.50%
LVIP Structured Moderately Aggressive Allocation Fund	5.93%
LVIP SSGA Mid Cap Index Fund – Standard Class
LVIP SSGA Moderately Aggressive Index Allocation Fund	5.19%
LVIP Global Growth Allocation Managed Risk Fund	31.00%
LVIP Global Moderate Allocation Managed Risk Fund	12.94%
LVIP SSGA SMID Cap Managed Volatility Fund	16.12%
LVIP U.S. Growth Allocation Managed Risk Fund	5.63%
LVIP SSGA Nasdaq-100 Index Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	48.79%
LVIP Global Moderate Allocation Managed Risk Fund	22.98%
LVIP U.S. Growth Allocation Managed Risk Fund	13.78%
LVIP SSGA S&P 500 Index Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	15.25%
LVIP Global Moderate Allocation Managed Risk Fund	10.68%
LVIP SSGA Large Cap Managed Volatility Fund	10.10%
LVIP SSGA Short-Term Bond Index Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	8.17%
LVIP Global Growth Allocation Managed Risk Fund	22.41%
LVIP Global Moderate Allocation Managed Risk Fund	40.36%
LVIP U.S. Growth Allocation Managed Risk Fund	10.54%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund – Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	5.04%
LVIP Structured Moderate Allocation Fund	7.77%
LVIP Structured Moderately Aggressive Allocation Fund	6.67%
LVIP U.S. Growth Allocation Managed Risk Fund	12.54%
LVIP SSGA Small-Cap Index Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	15.19%
LVIP Global Moderate Allocation Managed Risk Fund	10.03%
LVIP SSGA SMID Cap Managed Volatility Fund	30.03%
LVIP T. Rowe Price Growth Stock Fund – Standard Class
LVIP Global Moderate Allocation Managed Risk Fund	19.13%
LVIP Global Growth Allocation Managed Risk Fund	21.42%
LVIP U.S. Growth Allocation Managed Risk Fund	20.18%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	16.48%
LVIP Global Moderate Allocation Managed Risk Fund	17.12%
LVIP U.S. Growth Allocation Managed Risk Fund	8.13%
LVIP Wellington SMID Cap Value Fund – Standard Class
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	5.61%
LVIP U.S. Growth Allocation Managed Risk Fund	45.95%
LVIP Western Asset Core Bond Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	12.12%
LVIP Global Growth Allocation Managed Risk Fund	37.84%
LVIP Global Moderate Allocation Managed Risk Fund	38.25%
LVIP U.S. Growth Allocation Managed Risk Fund	8.95%

Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Service Class of shares of each Fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay Insurance Companies or others, out of the assets of Service Class shares of each Fund for activities primarily intended to sell such shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.
Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders and contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay insurance companies, dealers or others for, among other things: service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract offering Service Class may require; or maintaining customer accounts and records.
For the noted services, the Plan authorizes each Fund to pay to Insurance Companies or others, a monthly fee (“Plan Fee”) not to exceed 0.35% per annum of the average daily NAV of Service Class shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.35% for the Service Class shares of the following Funds: LVIP American Century Select Mid Cap Managed Volatility Fund, LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund, LVIP Delaware Bond Fund, LVIP Delaware Social Awareness Fund, LVIP Delaware Mid Cap Value Fund, LVIP Dimensional U.S. Core Equity 1 Fund, LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund, LVIP Invesco Select Equity Income Managed Volatility Fund, LVIP Loomis Sayles Global Growth Fund, and LVIP Multi-Manager Global Equity Managed Volatility Fund. The Plan Fee for Service Class shares of all other Funds is 0.25%. The Plan Fee may be adjusted by the Trust’s Board of Trustees from time to time. The Plan does not limit Plan Fees to amounts actually expended by third parties for services rendered and/or expenses borne. A third party, therefore, may realize a profit from Plan Fees in any particular year.
No “interested person”, as defined in the 1940 Act, or Independent Trustee had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.
The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and Service Class contract owners thereof. Each year, the Trustees must make this determination for the Plan to be continued. The Board of Trustees believes that the Plan will result in greater sales and/or fewer redemptions of Service Class shares, which may benefit each Fund by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. However, it is impossible to know for certain the level of sales and redemptions of shares that would occur in the absence of the Plan or under alternative distribution schemes.
For the fiscal year ended December 31, 2022, the Service Class shares of the Trust paid Plan Fees for compensation to broker-dealers of approximately $186,903,740.
Revenue Sharing
LFI and its affiliates, including LFD, and/or each Fund's sub-adviser may pay compensation at their own expense, including the profits from the advisory fees LFI receives from the Funds or the sub-advisory fees the sub-advisers receive from LFI, to affiliated or unaffiliated brokers, dealers or other financial intermediaries (financial intermediaries) in connection with the sale or retention of Fund shares or the sales of insurance products that are funded by the Funds and/or shareholder servicing (distribution assistance). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares and the products that are funded by the Fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales, the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.
A significant purpose of these payments is to increase sales of the Funds' shares and the products that contain the Funds. LFI and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.
Valuation of Portfolio Securities
Offering Price/NAV. The offering price of a Fund’s shares is based on the Fund’s net asset value (“NAV”) per share. A Fund determines its NAV per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of Fund shares outstanding. A Fund determines its NAV per share as of close of regular trading on the New York Stock Exchange (“NYSE”) – normally 4:00 p.m. New York time, each business day.
In addition to the disclosure in each Fund’s prospectus under the “Pricing of Fund Shares” section, the value of each Fund’s investments is determined as follows:
Foreign Equity Securities. Foreign equity securities are generally valued based on their closing price on the principal foreign exchange for those securities, which may occur earlier than the NYSE close. A Fund then may adjust for market events, occurring between the close of the foreign exchange and the NYSE close. An independent statistical service has been retained to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models to determine adjustments for market events. Quotations of foreign securities in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents.
Over-the-Counter (“OTC”) Investments. OTC investments (including swaps and options) are generally valued by pricing services that use evaluated prices from various observable market and other factors. Certain forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates.
Exchange-Traded Futures, Options and Swaps. Exchange-traded futures, options and swaps are normally valued at the reported settlement price determined by the relevant exchange. Exchange-traded futures, options and swaps for which no settlement prices are reported are generally valued at the mean between the most recent bid and ask prices obtained from pricing services, established market makers, or from broker-dealers.
Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, Fund management will make shareholders reports or other regulatory filings containing the Funds' portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.
Each Fund posts its top-ten holdings shortly after each quarter-end to Lincoln Life and other insurance companies who include the Funds in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.
Each Fund will post all of its holdings to a publicly available website no earlier than 25 calendar days after quarter end. In addition, each Fund may post all of its holdings no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.
Each Fund also may provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including independent rating and ranking organizations, which conduct market analyses of the Fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public.
Certain Funds provide daily holdings information to affiliated persons of the Funds to better facilitate Fund and related insurance product operations.  In this regard, each Managed Volatility Fund provides daily post-trade position reports, as well as reports showing the Fund’s daily futures transactions pursuant to the managed volatility strategy, to the annuity pricing group and market risk management group within Lincoln Life, LFI’s parent company. In addition, certain Funds provide monthly portfolio holdings on a post-trade basis to Lincoln Life approximately 20 days after the end of each month. The pricing group uses Fund information to support the group’s oversight of risk management functions for the Managed Volatility Funds and Lincoln Life, but does not engage in any trading activities.  The risk management group uses the information to hedge portfolio risks for Lincoln Life and for Lincoln insurance products and annuities.  Lincoln’s internal risk management functions are integral to supporting the relevant Funds and their associated insurance products.  Each of these information sharing arrangements is subject to: (1) a non-disclosure agreement; and (2) protections against (a) inappropriate trading based on the information and (b) conflicts of interest between the Funds and their affiliated persons.
Fund sub-advisers have an ongoing arrangement with the following third parties to make available information about a Fund's portfolio holdings: (1) ratings organizations, such as Moodys, and S&P, provided generally on a monthly basis for the purpose of reviewing the particular fund; (2) portfolio analysis companies, such as Commicise, BBH Infomediary, IDS GmBH, IEX Data Analytics LLC, Morningstar, Lipper, Factset Research Systems, Financial Recovery Technologies, Intex, Performance Attribution System, Linedata

Services, Inc., Investment Technology Group Inc., Wilshire Associates, Inc., Bloomberg L.P., Bloomberg PORT, BarraOne/MSCI Barra, Inc., Barclays Capital, BlackRock Aladdin, Trade Informatics, Investor Tools Perform, BARRA Aegis Systems, Global Trading Analytics, LLC, Citigroup, Hedgemark, ICE Data Pricing and Reference Data, LLC, MoneyMate, Omgeo, Barclays Capital Point, Acuity Knowledge Partners, Virtu Americas LLC, Virtu Financial, Virtu ITG LLC, Markit/Wall Street Office and Axioma provided generally on a daily, monthly or quarterly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as Broadridge Financial Solutions, Inc., Glass, Lewis & Co., or Institutional Shareholder Services (ISS) - ISS/RiskMetrics provided generally on a daily basis or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; Securities Class Action Services; (4) computer systems, products, services and software vendors, such as BestX, Electra Securities, TriOptima, FIS XSPrisa (XSP) SaaS, FX Connect, OMEGO LLC, Infinit Outsourcing, Inc., Limited, Cogent Consulting, Abel Noser, Charles River Communications, StarCompliance, Tradeweb, provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; MetroProof Inc., and (5) operational services such as Accenture LLP, Bank of New York Mellon, Brown Brothers Harriman & Co., Fidelity Corporate Action Solutions, StarCompliance, State Street Bank and Trust Company, State Street Global Services, State Street Investment Manager Solutions, ION and Northern Trust, provided generally on a daily basis for the purpose of providing operational functions including, but not limited to, Fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the Fund's holdings information confidential and not engage in trading on the basis of the information. The sub-advisers do not receive compensation in connection with these arrangements.
Each Fund may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Funds’ investment adviser, or sub-advisers, trading services providers, class action service provider (Kessler Topaz Meltzer & Check, LLP), custodian and independent registered public accounting firm, to the extent necessary to perform services for the Funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.
The Funds will disclose their portfolio holdings in public SEC filings. The Trust's Board of Trustees also may, on a case-by-case basis, authorize disclosure of the Funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.
Neither the Funds, the Adviser, nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds' portfolio holdings information.
The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectuses and/or SAI.
The Trust's Board of Trustees exercises oversight of these policies and procedures. Management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those of the Funds' investment adviser and other Fund affiliates, on the other. Moreover, the Funds' Chief Compliance Officer will address the operation of the Funds' procedures in the annual compliance review and will recommend any remedial changes to the procedures.
Purchase and Redemption Information
Shares of a Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable annuity contracts or variable life contracts offered by Lincoln Life, LNY and other insurance companies. Shares of the Funds may also be purchased by the Trust's funds of funds, which invest their assets in other mutual funds. The offering price of a Fund’s shares is equal to its net asset value per share.
If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.
Custodian and Transfer Agent
All securities, cash and other similar assets of the Funds are currently held in custody by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the Funds proxies, proxy statements, etc.
Lincoln Life performs the Funds’ dividend and transfer agent functions.

Independent Registered Public Accounting Firm
The Board of Trustees has engaged Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Funds' Independent Registered Public Accounting Firm. In addition to the audits of the Funds' financial statements, Ernst & Young LLP also reviews certain regulatory reports, reviews the Funds’ federal income tax returns, and performs other tax and advisory services when engaged to do so by the Trust.
Financial Statements
Each Fund’s most recent Annual Report to shareholders, which contains each Fund’s audited financial statements, is incorporated herein by reference. The audited financial statements and the reports for the year ended December 31, 2022, of Ernst & Young LLP thereon are incorporated by reference to each Fund’s annual report. We will provide a copy of each Fund's annual report, once available, on request and without charge. Either write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-4LINCOLN (454-6265).
Taxes
Regulated Investment Company. Each Fund intends to qualify, and has elected to be taxed as, a regulated investment company under the Internal Revenue Code (the “Code”). A regulated investment company’s ordinary income and net realized capital gains, if distributed to shareholders, will not be subject to corporate income tax. Each Fund, as a regulated investment company, must, among other things, annually derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale of stock or securities or foreign currencies, or other income, such as income derived from interests in “qualified publicly traded partnerships,” gains from options, futures, or forward contracts, derived with respect to the Fund’s other investments (the Income Requirement).
Each Fund also intends to comply with diversification requirements that apply to mutual funds investing in variable contracts. Generally, a Fund will be required to diversify its investments so that on the end of each calendar quarter: no more than 55% of total assets is represented by any one investment; no more than 70% is represented by any two; no more than 80% is represented by any three; and no more than 90% is represented by any four.
For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by such. A Fund may satisfy an alternative asset diversification test under certain circumstances.
Each Fund may sell its shares directly to certain qualified pension and retirement plans, and to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. If a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract owners would be treated as the Fund’s shareholders, and the contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts under the Code. All income and gain earned from those contracts both in past years and currently would be taxed currently to the Contract owners, and income and gain would remain subject to taxation as ordinary income thereafter.
If a Fund fails to qualify as a regulated investment company, the Fund would be subject to tax as an ordinary corporation on all of its taxable income and gain, whether or not distributed to shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company, the Fund’s distributions would be characterized as ordinary dividend income to its shareholders, and Contract owners would be required to include in ordinary income any income earned under the contracts for the current and all prior taxable years. A Fund’s failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts. Under certain circumstances inadvertent failures to satisfy the diversification requirements may be corrected.
Certain Funds may invest in exchange traded vehicles that track commodity returns. Under the Code, these investments are not considered “securities” for purposes of the Income Requirement. As a result, any income generated by such investments is not included in determining compliance with the Income Requirement’s 90% test. Each Fund intends to manage its commodities exposure to ensure that the Income Requirement is met at the end of the Fund’s tax year. To the extent that a Fund’s income from commodities exceeds 10% of the Fund’s gross income, the Fund may be subject to taxation on that portion of commodities income that exceeds 10% of the Fund’s gross income.
Medicare Tax. A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments, and net gain from investments) of certain individuals, trusts and estates.
Fund Distributions. Dividends that a Fund pays from its ordinary income and distributions of a Fund’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of a Fund’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of a Fund represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable to life insurance companies under the Code. See the Contracts Prospectus for a description of the respective Insurance Company’s tax status and the charges that may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, each Fund will send to the Insurance Companies a written notice reporting the amount and character of any distributions made during such year. Any benefits reported will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
Foreign Investments. Dividends or other income received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign jurisdictions. Tax conventions, such as treaties, between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities in foreign corporations or in other regulated investment companies, the Fund may elect to treat its foreign income tax payments as paid by the Insurance Companies for U.S. income tax purposes. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make this election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount that will be available for the deduction or credit. Certain limitations apply to the credit (but not the deduction) for foreign taxes that an Insurance Company may claim. Foreign taxes each Fund pays will reduce the return on the Fund’s investments. Any benefits of a foreign tax credit or deduction as a result of this election will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
A Fund or Underlying Fund that invests in non-U.S. securities may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is eligible to do so may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund or underlying fund, depending on the circumstances.
Contract Owner Taxes. Since individual Contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the Contract owner level. The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
Each Fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. An alternative asset diversification test may be satisfied under certain circumstances.
Each Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.
Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the Fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.
A Fund or an underlying fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is permitted to do so may elect to “pass through” to its investors, including a

Fund, the amount of non-U.S. income taxes paid by the Fund or underlying fund. A Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.
Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code reporting the amount and character of any distributions made during such year. Any benefits of such designation will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other regulated investment companies, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by each Fund will reduce the return from the Fund’s investments. Any benefits of such reporting will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Since individual contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the shareholder level.
The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the IRS. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.

Appendix A — Long and Short-Term Credit Ratings
Certain of the Funds’ investment policies and restrictions include reference to bond (long-term) and commercial paper (short-term) ratings. The following is a discussion of the rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Financial Services LLC.
Background
Moody’s
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.
S&P Global Ratings
A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due.
Long-Term Credit Ratings
Long-term ratings are generally the credit risk of fixed-income obligation with an original maturity of one year or more.
Moody’s
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B - Obligations rated B are considered speculative and are subject to high credit risk.
Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
S&P Global Ratings
AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Credit Ratings
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
Moody’s
P1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings
A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Appendix B — Proxy Voting Policies and Procedures
Lincoln Financial Investments Corporation
I. Introduction
The Board of Trustees (the “Board”) of each series of Lincoln Variable Insurance Products Trust (collectively, the “Lincoln Funds”) has adopted these Proxy Voting Policies and Procedures (the “Policies and Procedures”) to govern each Lincoln Fund’s proxy voting. The Board has delegated implementation of these Policies and Procedures, and the responsibility for all proxy voting, or further delegation of proxy voting, to the Lincoln Funds’ investment adviser, Lincoln Financial Investments Corporation (“LFI”).
LFI has adopted these Policies and Procedures to govern LFI’s implementation of proxy voting for LFI’s clients, which include the Lincoln Funds.
II. Policies
LFI shall vote proxies for which it has discretionary authority in the best interests of its clients. Such clients may include the Lincoln Funds, non-Lincoln mutual funds, private funds, and separate accounts (collectively, “Clients”).
Proxy voting decisions with respect to a Client’s holdings shall be made in the manner LFI believes will most likely protect and promote such Client’s long-term economic value. Absent unusual circumstances or specific instructions, LFI votes proxies on a particular matter with this fundamental premise on behalf of each Client, regardless of a Client’s individual investment style or strategies.
In exercise voting authority LFI will comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. The Rule requires an investment adviser to:
•
Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how material conflicts are addressed;
•
Disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and
•
Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
III. Procedures
A. Direct Investments
LFI may invest directly in equity and fixed income securities, and other types of investments. LFI will cast votes for proxies in accordance with the Client’s proxy voting procedures or other direction. If the Client does not direct proxy voting in the Client’s account, LFI will vote proxies in the Client’s best interests, as determined by LFI. In making such determination, LFI may rely on analysis from proxy voting consultants or third-party proxy voting services. LFI will consider each proxy that it votes and evaluate it based on the particular facts and circumstances of that proxy. LFI may determine not to vote all or some shares eligible to vote if that course of action would be in the Client’s best interests under the circumstances. Such circumstances could include, but are not limited to, cases where the cost of voting exceeds any expected benefits (e.g., foreign proxies), or where voting results in restrictions on trading.
B. Sub-Advised Funds
LFI advises mutual funds and separate accounts that are offered through variable contracts and which are sub-advised by unaffiliated third-party sub-advisers (“sub-advised funds”). Each sub-advised fund delegates responsibility for voting proxies relating to the sub-advised fund’s securities to the sub-adviser, subject to the Board’s continued oversight. The sub-adviser votes all proxies relating to the sub-advised funds’ portfolio securities and uses the sub-adviser’s own proxy voting policies and procedures adopted in conformance with Rule 206(4)-6. LFI shall review each sub-adviser’s proxy voting policies and procedures as follows:
•
Before a sub-adviser is retained, LFI’s compliance staff will review the proposed sub-adviser’s proxy voting policies and procedures and confirm that the sub-adviser will vote the proxies in the best interests of its clients.
•
Each quarter, LFI’s compliance staff surveys each sub-adviser, via a compliance questionnaire, and reviews any reported changes or exceptions to their compliance policies and procedures, including proxy voting. LFI’s compliance staff reviews these reported changes or exceptions and, if material, summarizes them and reports such event’s to the sub-advised fund’s board.
•
During contract renewal of sub-advisory agreements for Clients that are registered mutual funds, LFI reviews the sub-adviser’s responses to the Section 15(c) information request sent by Funds Management, which includes pertinent questions relating to the sub-adviser’s proxy voting policies and procedures.

C. Funds of Funds
LFI advises certain funds of funds that invest substantially all of their assets in shares of other affiliated and/or unaffiliated mutual funds (each an “underlying fund”). A fund of funds may also invest directly in equity and fixed income securities and other types of investments.
When an underlying fund, whose shares are held by a fund of funds, solicits a shareholder vote on any matter, LFI shall vote such shares of the underlying fund in the same proportion as the vote of all other holders of shares of such underlying fund. This type of voting structure is commonly referred to as “mirror voting.”
When a fund of funds invests directly in securities other than mutual funds, LFI shall follow the procedures outlined in “Direct Investments” above.
D. Master-Feeder Funds
LFI advises certain master-feeder funds. A feeder fund does not buy investment securities directly. Instead, it invests in a master fund which in turn purchases investment securities. Each feeder fund has the same investment objective and strategies as its master fund.
If a master fund in a master-feeder structure calls a shareholder meeting and solicits proxies, the feeder fund (that owns shares of the master fund) shall seek voting instructions from the feeder fund’s shareholders, and will vote proxies as directed. Proxies for which no instructions are received shall be voted in accordance with mirror voting, in the same proportion as the proxies for which instructions were timely received from the feeder fund’s shareholders.
Proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s own proxy voting policies and procedures.
E. Material Conflicts
In the event that LFI identifies a potential material conflict of interest between: a Client and LFI, or any LFI-affiliated entity, LFI will advise the chief compliance officer (“CCO”) of the potential conflict. The CCO then will convene an ad hoc committee which will include, without limitation, the CCO, legal counsel, and the president of LFI. The ad hoc committee will determine if an actual conflict exists, and if so, it will vote the proxy in accordance with the Client’s best interests. If the conflict relates specifically to a Client that is a registered mutual fund, the CCO shall report to the fund’s board, at its next regularly scheduled meeting, the nature of the conflict, how the proxy vote was cast, and the rationale for the vote.
IV. Disclosure
A. Form ADV
LFI shall disclose information regarding these Policies and Procedures as required in Item 17 of Form ADV, Part 2A. Among other things, LFI will disclose how Clients may obtain information about how LFI voted their portfolio securities and how Clients may obtain a copy of these Policies and Procedures.
B. Statement of Additional Information (SAI)
Each of the Lincoln Funds shall include in its SAI a copy or a summary of these Policies and Procedures, and, if applicable, any sub-advisers’ policies and procedures (or a summary of such policies and procedures).
C. Annual Reports
Each of the Lincoln Funds shall disclose in its annual and semi-annual shareholder reports that a description of these Policies and Procedures, including any sub-adviser policies and procedures, and the Lincoln Fund’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (SEC) website by calling a specified toll-free telephone number.
D. Proxy Voting Record on Form N-PX
The Lincoln Funds annually will file their complete proxy voting record with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
V. Recordkeeping
LFI shall retain the following documents for not less than seven (7) years from the end of the year in which the proxies were voted, the first two (2) years at an on-site location:
(a)
Proxy Voting Policies and Procedures;
(b)
Proxy voting records (this requirement may be satisfied by a third party who has agreed in writing to do so);

(c)
A copy of any document that LFI, or an ad hoc committee convened for purposes of voting proxies, creates that was material in making its voting decision, or that memorializes the basis for such decision; and
(d)
A copy of each written request from a Client, and any response to the Client, for information on how LFI voted the Client’s proxies.
AllianceBernstein L.P.
Introduction
As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that arein our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.
We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and this policy statement (“Statement”) to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Responsible Investing Report (“RI Report”).
Our Proxy Voting and Governance Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein L.P.’s investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of the Responsible Investing team”), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Report and our voting records, as noted below in “Voting Transparency”, can be found on our Internet site (www.alliancebernstein.com).
We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.
Research Underpins Decision Making
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of the Responsible Investing team making different voting decisions on the same proposal. Nevertheless, the members of the Responsible Investing team vote proxies with the goal of maximizing the value of the securities in client portfolios.
In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.
Research Services
We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.
Engagement
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines
Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:
Board and Director Proposals: Election of Directors
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related- party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.
Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
We generally support share repurchase proposals that are part of a well-articulated and well- conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.
Auditor Proposals: Appointment of Auditors
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.
We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.
Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.
We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.
Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.
We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.
Conflicts of Interest
As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client’s position and is contrary to proxy advisors’ recommendation, we refer to proposed vote to our Conflicts Officer for his determination.
In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.
Voting Transparency
We publish our voting records on our Internet site (www.alliancebernstein.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.
Recordkeeping
All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. If the local regulation requires that records are kept for more than five years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

American Century Investment Management, Inc. (American Century)
American Century is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.
A. General Principles
In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.
B. Specific Proxy Matters
1. Routine Matters

a. Election of Directors
(1)
Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management's director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Advisor will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.
(2)
Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
(3)
Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.
(4)
Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.
(5)
Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.
(6)
Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above. b. Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

2. Compensation Matters

a. Executive Compensation
(1)
Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.
(2)
Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach. b. Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.
The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Advisor's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:
•
Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);
•
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
•
Establish restriction periods shorter than three years for restricted stock grants;
•
Do not reasonably associate awards to performance of the company; or
•
Are excessively dilutive to the company.
3. Anti-Takeover Proposals
In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
a. Cumulative Voting
The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.
b. Staggered Board
If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c. “Blank Check” Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
d. Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
e. Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
f. Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.
g. “Supermajority” Voting Provisions or Super Voting Share Classes
A “supermajority” voting provision is a provision placed in a company's charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
h. “Fair Price” Amendments
This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.
i. Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
j. Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
k. Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.
l. Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.
m. Confidential Voting
Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.
n. Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.
4. Transaction Related Proposals
The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.
5. Other Matters

a. Proposals Involving Environmental, Social, and Governance (“ESG”) Matters
The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.
Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.
Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
b. Anti-Greenmail Proposals
“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
c. Indemnification
The Advisor will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.
d. Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
e. Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
f. Directors’ Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
g. Director Share Ownership
The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.
h. Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
C. Use of Proxy Advisory Services
The Advisor may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.
Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.
D. Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.
Baron Capital Management, Inc. and BAMCO, Inc.
Baron Capital Management, Inc. and BAMCO, Inc. (each an “Adviser” and collectively referred to as the “Advisers” or as “we” below) have adopted the following proxy voting policies and procedures (the “Policies and Procedures”) in order to fulfill our fiduciary duty to vote client proxies in the best interest of our clients. The Policies and Procedures are intended to comply with the standards set forth in Rule 206(4)-6 under the Investment Advisers Act of 1940 and apply to client accounts for which we have authority to vote proxies.
In general, it is our policy in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for our clients. The Advisers are also signatories to the Principles for Responsible Investment. In developing the Proxy Policy, the Advisers have incorporated environmental, social and corporate governance considerations in light of their fiduciary obligation to vote proxies in the best long-term economic interest of their clients. To ensure consistency in voting proxies on behalf of our clients, we utilize the guidelines set forth in our Proxy Voting Guidelines. The Adviser reviews research provided by Institutional Shareholder Services (“ISS”), however, the Adviser does not vote proxies based on ISS’ recommendations.

The Advisers use guidelines that are reviewed quarterly by the Proxy Review Committee established by the Advisers. The Proxy Review Committee addresses all questions relating to the Advisers’ Proxy Voting Guidelines, which may include:
1.
a general review of proposals being put forth at shareholder meetings of portfolio companies;
2.
adopting changes to the Proxy Voting Guidelines;
3.
determining whether matters present material conflicts of interest;
4.
determining how to vote matters for which specific direction has not been provided in the Proxy Voting Guidelines (i.e., “case by case” matters); and
5.
reviewing instances in which the Advisers have voted against the Proxy Voting Guidelines.
If a portfolio manager wishes to recommend voting against the Proxy Voting Guidelines, he or his designee must provide the rationale for that request to the General Counsel in writing. The President, in consultation with the General Counsel, will make the final decision with respect to how the matter will be voted.
In providing investment advisory services to our clients, we try to avoid material conflicts of interest. However, a material conflict of interest may arise in cases where:
we have a direct or indirect investment advisory relationship with portfolio companies or individual executives of portfolio companies the management for which is soliciting proxies and where the revenue earned from such a direct or indirect advisory relationship is greater than 0.10% of the Adviser’s total revenues.
we manage assets or administer employee benefit plans for companies whose management is soliciting proxies;
we manage money for an employee group who is the proponent of a proxy proposal;
we have a personal relationship with participants in a proxy solicitation or a director or candidate for director of one of our portfolio companies; or
we otherwise have a personal interest in the outcome in a particular proxy vote.
The categories above are not exhaustive and the determination of whether a material conflict exists depends on all of the facts and circumstances of the particular situation. If it is determined that there is a material conflict of interest between the interests of the Advisers’ and the interests of a client, the Proxy Review Committee will review the matter and may either (i) request that the client consent to the Advisers’ vote, (ii) vote in accordance with the published recommendations of an independent proxy voting service or (iii) appoint an independent third party to vote.
We acknowledge that the authority to vote proxies is part of our fiduciary duty to our clients. There may be cases in which the cost of doing so would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. Voting proxies of non-U.S. companies located in certain jurisdictions, particularly in emerging markets, may involve a number of logistical issues that may negatively affect the Advisers’ ability to vote such proxies. Accordingly, the Advisers will not vote client proxies if the Advisers determine that the costs associated with a vote outweigh the benefits to the clients.
Client Disclosure
The Policies and Procedures are available online at www.BaronFunds.com.
Clients of Baron Capital Management, Inc. and BAMCO, Inc. can obtain a report of how their respective proxies were voted by sending a written request to the Legal Department.
BlackRock Advisors, LLC
BlackRock Financial Management, Inc.
BlackRock Investment Management, LLC
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
As stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) believes it has a responsibility with management teams and/or board members on material business issues, and, for those clients who have given us authority, to vote proxies in the best long-term economic interests of their assets.
The following issue-specific proxy voting guidelines (the “Guidelines”) summarize BlackRock Investment Stewardship’s (“BIS”) philosophy and approach to engagement and voting, as well as our view of governance best practices and the roles and responsibilities of boards and directors, for publicly listed U.S. companies. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are to be applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at shareholder meetings.
Voting guidelines
These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of shareholders meetings:
•
Boards and directors
•
Auditors and audit-related issues
•
Capital structure
•
Mergers, acquisitions, asset sales, and other special transactions
•
Executive compensation
•
Material sustainability-related risks and opportunities
•
General corporate governance matters
•
Shareholder protections
Boards and directors
An effective and well-functioning board is critical to the economic success of the company and the protection of shareholders’ interests, inducting the establishment of appropriate governance structures that facilitate oversight of management and the company’s strategic initiatives. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction, operations, and risk management of the company. For this reason, BIS sees engagement with and the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including when relevant, material sustainability-related factors, is essential for shareholders to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where a company has not adequately demonstrated, through actions and/or disclosures, how material issues are appropriately identified, managed, and overseen, we will consider voting against the re-election of those directors responsible for the oversight of such issues, as indicated below.
Independence
It is our view that a majority of the directors on the board should be independent to ensure objectivity in the decision-making of the board and its ability to oversee management. In addition, all members of audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
•
Employment as a senior executive by the company or a subsidiary within the past five years
•
An equity ownership in the company in excess of 20%
•
Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company and its shareholders
We may vote against directors who we do not consider to be independent, including at controlled companies. When we believe oversight could be enhanced with greater independent director representation. To signal our concerns, we may also vote against the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure.
Oversight role of the board
The board to exercise appropriate oversight of management and the business activities of the company. Where we determine that a board has failed to do so in a way that may impede a company’s long-term value, we may vote against the responsible committees and/or individual directors. Common circumstances are illustrated below:
•
Where the board has failed to facilitate quality, independent auditing or accounting practices, we may vote against members of the audit committee
•
Where the company has failed to provide shareholders with adequate disclosure to conclude that appropriate strategic consideration is given to material risk factors (including, where relevant, sustainability factors), we may vote against members of the responsible committee, or the most relevant director
•
Where it appears that a director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual

•
Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
•
Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may vote against that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:
	Public Company Executive	# Outside Public Boards[1]	Total # of Public Boards
Director A	✓	1	2
Director B2		3	4
1.
A public company executive is defined as a Named Executive (NEO) or Executive Chair.
2.
In addition to the company under review
In addition, we recognize board leadership roles may vary in responsibility and time requirements in different markets around the world. In particular, where a director maintains a Chair role of a publicly listed company in European markets, we may consider that responsibility as equal to two board commitments, consistent with our EMEA Proxy Voting Guidelines. We will take the total number of board commitments across our global policies into account for director elections.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosures provide investors with a sense of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Board Structure
Classified board of directors/staggered terms
Directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development companies (“BDC”),5 in certain circumstances. However, in these instances, boards should periodically review the rationale for a classified structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see “Shareholder rights” for additional detail).
5
A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formati on for small and middle-market companies.
Independent leadership
There are two commonly accepted structures for independent leadership to balance the CEO role in the boardroom: 1) an independent Chair; or 2) a Lead Independent director when the roles of Chair and CEO are combined, or when the Chair is otherwise not independent.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.8 However, BIS may vote against the most senior non-executive member of the board when appropriate independence is lacking in designated leadership roles.
In the event that the board chooses to have a combined chair/CEO model, or a non-independent Chair, we support the designation of a Lead Independent director with the ability to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. These roles and responsibilities should be disclosed and easily accessible.

The following table illustrates examples9 of responsibilities under each board leadership model:
	Combined Chair/CEO Model +Non-independent Chair		Separate Independent Chair
	Chair/ CEO or Non- independent Chair	Lead Independent Director	Independent Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communcations	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
8 To this end, we do not view shareholder proposals asking for the separation of Chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.
9 This table is for illustrative purposes only. The roles and responsibilities cited here are not all-encompassing and are noted for reference as to how these leadership positions may be defined.
CEO and management succession planning
Companies should have a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. Succession planning should cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain their executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
During a CEO transition, companies may elect for the departing CEO to maintain a role in the boardroom. We ask for disclosures to understand the timeframe and responsibilities of this role. In such instances, we typically look for the board to have appropriate independent leadership structures in place. (See chart above.)
Director compensation and equity programs
Compensation for directors should generally be structured to attract and retain directors, while also aligning their interests with those of shareholders. In our view, director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal.
Board composition and effectiveness
Director qualifications and skills
We encourage boards to periodically review director qualifications and skills to ensure relevant experience and diverse perspectives are represented n the boardroom. To this end, performance reviews and skills assessments should be conducted by the nominating/governance committee or the Lead Independent Director. This process may include internal board evaluations; however, boards may also find it useful to periodically conduct an assessment with a third party. We encourage boards to disclose their approach to evaluations, including objectives of the evaluation; if an external party conducts the evaluation; the frequency of the evaluations; and, whether that evaluation occurs on an individual director basis.

Board term limits and director tenure
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
Board Diversity
As noted above, highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
It is in this context that we are interested in diversity in the boardroom. We see it as a means to promoting diversity of thought and avoiding ‘group think’ in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity, and age.
We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model, and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees, and communities. Self- identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.
This position is based on our view that diversity of perspective and thought — in the boardroom, in the management team and throughout the company — leads to better long-term economic outcomes for companies. Academic and other research reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.10 In our experience, greater diversity in the boardroom contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the boardroom can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.
In the U.S., we believe that boards should aspire to at least 30% diversity of membership,11 and we encourage large companies, such as those in the S&P 500, to lead in achieving this standard. In our view, informative indicator of diversity for such companies is having at least two women and a director who identifies as a member of an underrepresented group.12 We recognize that it may take time and that companies with smaller market capitalizations and in certain sectors may face more challenges in pursuing diversity. Among these smaller companies, we look for the presence of diversity and take into consideration the progress that companies are making.
10
For example, the role of gender diversity on team cohesion and participative communication is explored by Post, C., 2015, When is female leadership an advantage? Coordination requirements, team cohesion, and team interaction norms, Journal of Organizational Behavior, 36, 1153-1175. For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022
11
We take a case-by-case approach and consider the size of the board in our evaluation of overall composition and diversity. Business model, strategy, location, and company size may also impact our analysis of board diversity. We acknowledge that these factors may also play into the various elements of diversity that a board may attract. We look for disclosures from companies to help us understand their approach and do not prescribe any particular board composition.
12
Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx, Asian, Native Ameri can or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.
In order to help investors understand overall diversity, we look to boards to disclose:
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How diversity, including demographic factors and professional characteristics, is considered in board composition, given the company’s long-term strategy and business model
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How directors’ professional characteristics, which may include domain expertise such as finance or technology, and sector- or market-specific experience, are complementary and link to the company’s long-term strategy
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The process by which candidates are identified and selected, including whether professional firms or other resources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations
To the extent that, based on our assessment of corporate disclosures, a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness. We recognize that building high-quality, diverse boards can take time. We will look to the largest companies (e.g., S&P 500) for continued leadership. Our publicly available commentary provides more information on our approach to board diversity.

Board size
We typically defer to the board in setting the appropriate size and believe that directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may vote against the appropriate committees and/or individual directors if, in our view, the board is ineffective in its oversight, either because it is too small to allow for the necessary range of skills and experience or too large to function efficiently.
Board responsiveness and shareholder rights
Shareholder rights
Where we determine that a board has not acted in the best interests of the company’s shareholders, or takes action to unreasonably limit shareholder rights, we may vote against the appropriate committees and/or individual directors. Common circumstances are illustrated below:
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The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
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The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to unreasonably reduce shareholder rights
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Members of the compensation committee where the company has repriced options without shareholder approval
If a board maintains a classified structure, it is possible that the director(s) or committee members with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, we may register our concern by voting against the most relevant director(s) up for election.
Responsiveness to shareholders
A board should be engaged and responsive to the company’s shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we determine that a board has not substantially addressed shareholder concerns that we deem material to the business, we may vote against the responsible committees and/or individual directors. Common circumstances are illustrated below:
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The Independent Chair or Lead Independent Director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
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The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial vote against such board member(s)
•
The Independent Chair or Lead Independent Director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that (1) receive substantial support, and (2) in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Majority vote requirements
Directors should generally be elected by a majority of the shares voted. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards generally assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. As a best practice, companies with either a majority vote standard or a plurality vote standard should adopt a resignation policy for directors who do not receive support from at least a majority of votes cast. Where the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies or those with concentrated ownership structures.
Cumulative voting
As stated above, a majority vote standard is in the best long-term interests of shareholders as it ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Auditors and audit-related issues
BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the independent auditor and the internal audit function at a company.
We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we look for timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
In our view, shareholders should be entitled to voting rights in proportion to their economic interests. In addition, companies that look to add or that already have implemented dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Where companies are unwilling to voluntarily implement “one share, one vote” within a specified timeframe, or are unresponsive to shareholder feedback for change over time, we generally support shareholder proposals to recapitalize stock into a single voting class.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
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Appears to have a legitimate financing motive for requesting blank check authority
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Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
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Has a history of using blank check preferred stock for financings
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Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, acquisitions, transactions and other special situations
In assessing mergers, acquisitions, asset sales, or other special transactions – including business combinations involving Special Purpose Acquisition Companies (“SPACs”) – BIS’ primary consideration is the long-term economic interests of our clients as shareholders. Boards should clearly explain the economic and strategic rationale for any proposed transactions or material changes to the business. We will review a proposed transaction to determine the degree to which it has the potential to enhance long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
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There should be clear strategic, operational, and/ or financial rationale for the combination
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Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own, as well as measures taken to address conflicts of interest
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We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Contested director elections and special situations
Contested director elections and other special situations13, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
We will evaluate the actions that the company has taken to limit shareholders’ ability to exercise the right to nominate dissident director candidates, including those actions taken absent the immediate threat of a contested situation. BIS may take voting action against directors (up to and including the full board) where those actions are viewed as egregiously infringing on shareholder rights.
We will consider a variety of possible voting outcomes in contested situations, including the ability to support a mix of management and dissident nominees.
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders. Lastly, we look for shareholder approval of poison pill plans within one year of adoption of implementation.
13 Special situations are broadly defined as events that are non-routine and differ from the normal course of business for a company’s shareholder meeting, involving a solicitation other than by management with respect to the exercise of voting rights in a manner inconsistent with management’s recommendation. These may include instances where shareholders nominate director candidates, oppose the view of management and/or the board on mergers, acquisitions, or other transactions, etc.
Reimbursement of expense for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation
A company’s board of directors should put in place a compensation structure that balances incentivizing, rewarding, and retaining executives appropriately across a wide range of business outcomes. This structure should be aligned with shareholder interests, particularly the generation of sustainable long-term value.
The compensation committee should carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy and/or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.
There should be a clear link between variable pay and company performance that drives sustained value creation for our clients as shareholders. Where compensation structures provide for a front-loaded14 award, we look for appropriate structures (including vesting and/or holding periods) that motivate sustained performance for shareholders over a number of years. We generally do not favor programs focused on awards that require performance levels to be met and maintained for a relatively short time period for payouts to be earned, unless there are extended vesting and/or holding requirements.
Compensation structures should generally drive outcomes that align the pay of the executives with performance of the company and the value received by shareholders. When evaluating performance, we examine both executive teams’ efforts, as well as outcomes realized by shareholders. Payouts to executives should reflect both the executive’s contributions to the company’s ongoing success, as well as exogenous factors that impacted shareholder value. Where discretion has been used by the compensation committee, we look for disclosures relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders. While we believe special awards15 should be used sparingly, we acknowledge that there may be instances when such awards are appropriate. When evaluating these awards, we consider a variety of factors, including the magnitude and structure of the award, the scope of award recipients, the alignment of the grant with shareholder value, and the company’s historical use of such awards, in addition to other company-specific circumstances.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking.
We support incentive plans that foster the sustainable achievement of results – both financial and non-financial, consistent with the company’s strategic initiatives. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.
Where executive compensation appears excessive relative to the performance of the company and/or compensation paid by peers, or where an equity compensation plan is not aligned with shareholders’ interests, we may vote against members of the compensation committee.
14 Front-loaded awards are generally those that accelerate the grant of multiple years’ worth of compensation in a single year.
15 “Special awards” refers to awards granted outside the company’s typical compensation program.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and relevant compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BIS will generally support annual advisory votes on executive compensation. It is our view that shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued. Where a company has failed to implement a “Say on Pay” advisory vote within the frequency period that received the most support from shareholders or a “Say on Pay” resolution is omitted without explanation, BIS may vote against members of the compensation committee.
Clawback proposals
We generally favor prompt recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor prompt recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans
Employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. Boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests such as the excessive pledging or heading of stock. We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the automatic annual increases of shares available for grant without requiring further shareholder approval, we note that the aggregate impacts of such increases are difficult to predict and may lead to significant dilution. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:
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Whether we determine that the triggering event is in the best interests of shareholders
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Whether management attempted to maximize shareholder value in the triggering event
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The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
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Whether excessively large excise tax gross-up payments are part of the pay-out
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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
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Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.
Option exchanges
There may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:
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The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
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Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
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There is clear evidence that absent repricing, employee incentives or retention and/or recruiting may be impacted
BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.
Supplemental executive retirement plans
BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Material sustainability-related risks and opportunities
It is our view that well-run companies, where appropriate, effectively evaluate and manage material sustainability-related risks and opportunities16 as a core component of their long-term value creation for shareholder and business strategy. At the board level, appropriate governance structures and responsibilities allow for effective oversight of the strategic implementation of material sustainability issues.
When assessing how to vote – including on the election of directors and relevant shareholder proposals – robust disclosures are essential for investors to understand, where appropriate, how companies are integrating material sustainability risks and opportunities across their business and strategic, long-term planning. Where a company has failed to appropriately provide robust disclosures and evidence of effective business practices, BIS may express concerns through our engagement and voting. As part of this consideration, we encourage companies to produce sustainability-related disclosures sufficiently in advance of their annual meeting so that the disclosures can be considered in relevant vote decisions.
We encourage disclosures aligned with the reporting framework developed by the Task Force on Climate-related Financial Disclosures (“TCFD”), supported by industry-specific metrics, such as those identified by the Sustainable Accounting Standards Board (“SASB”), now part of the International Sustainability Standards Board (“ISSB”) under the International Financial Reporting Standards (“IFRS”) Foundation17. While the TCFD framework was developed to support climate-related risk disclosures, the four pillars of the TCFD: governance, strategy, risk management, and metrics and targets-are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s18 industry-specific metrics are beneficial in helping companies identify key performance indicators (“KPIs”) across various dimensions of sustainability that are considered to be financially material. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
We look to companies to:
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Disclose the identification, assessment, management, and oversight of sustainability -related risks in accordance with the four pillars of TCFD
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Publish investor-relevant, industry-specific, material metrics and rigorous targets, aligned with SASB or comparable sustainability reporting standards
Companies should also disclose any supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.
16
By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-run companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework
17
The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.
18
The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy. The ISSB has committed to build upon the SASB standards, which identify material, sustainability-related disclosures across sectors. SASB Standards can be used to provide a baseline of investor-focused sustainability disclosure and to implement the principles-based framework recommended by the TCFD, which is also incorporated into the ISSB’s Climate Exposure Draft.
Climate risk
It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors, we are interested in understanding how companies may be impacted by material climate-related risks and opportunities — just as we seek to understand other business-relevant risks and opportunities—and how these factors are considered within their strategy in a manner that is consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies that they have in place that mitigate and are resilient to any material risks to their long-term business model is associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, and considering global ambitions to achieve a limit of 1.5°C19. It is, of course, up to each company to define their own strategy, that is not the role of BlackRock or other investors.
BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely, and equitable global energy transition.20 Yet the path ahead is deeply uncertain and uneven, with different parts of the economy moving a different speeds21. Many companies are asking what their role should be in contributing to orderly and equitable transition – in ensuring a reliable energy supply and energy security and in protecting the most vulnerable from energy price shocks and economic dislocation.
In this context, we encourage companies to include in their disclosures a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.
We look to companies to disclose short-, medium-, and long-term targets, ideally science-based targets, where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to zero decarbonizating the global economy over time. We encourage companies to disclose how their capital allocation across various energy sources is consistent with their strategy.
At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory undertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize that these are provided on a good-faith basis as methodologies develops. Our publicly available commentary provided more information on our approach to climate risk and the global energy transition.
19
The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.
20
For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.
21
https://www.blackrock.com/corporate/literature/whitepaper/bii-managing-the-net-zero-transition-february-2022.pdf
Natural capital
The management of nature-related factors is increasingly a core component of some companies’ ability to generate sustainable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availably of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose22 how they consider their reliance and use of natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities, as well as in our assessment of relevant shareholder proposals. Our publicly available commentary provides more information on our approach to natural capital.
Key stakeholder interests
In order to deliver long-term value for shareholders, companies should also consider the interests of their key stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the constituents of the communities in which a company operates. Companies that build strong relationships with their key stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks.
Companies should effectively oversee and mitigate material risks related to stakeholders with appropriate due diligence processes and board oversight. Our publicly available commentaries provide more information on our approach. Where we determine that company is not appropriately considering their key stakeholder interests in a way that poses material financial risk to the company and its shareholders, we may vote against relevant directors or support shareholder proposals related to these topics. Our publicly available commentary provides more information on our approach.
Conversely, we note that some shareholder proposals seek to address topics that are clearly within the purview of certain stakeholders. For example, we recognize that topics around taxation and tax reporting are within the domain of local, state, and federal authorities. BIS will generally not support these proposals.
22
While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.
Human capital management
A company’s approach to human capital management (“HCM”) is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we expect companies to demonstrate a robust approach to HCM and provide shareholders with disclosures to understand how their approach aligns with their stated strategy and business model.

Clear and consistent disclosures on these matters are critical for investors to make an informed assessment of a company’s HCM practices. Companies should disclose the steps they are taking to advance diversity, equity, and inclusion; job categories and workforce demographics; and their responses to the U.S. Equal Employment Opportunity Commission’s EEO-1 Survey. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our publicly available commentary provides more information on our approach to HCM.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to the companies’ long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
We depend on companies to provide accessible and clear disclosures so that investors can easily understand how their political activities support their long-term strategy, including on stated public policy priorities. When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company’s lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company’s stated positions on policy matters material to its strategy and the material positions taken by significant industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or feel that further transparency may clarify how the company’s political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.
General corporate governance matters
IPO governance
Boards should disclose how the corporate governance structures adopted upon a company’s initial public offering (“IPO”) are in shareholders’ best long-term interests. We also ask boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we think that such arrangements may not be in the best interests of shareholders over the long-term.
We may apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we task boards to take steps to bring corporate governance standards in line with our policies.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. An EGC should have an independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Corporate form
Proposals to change a corporation’s form, including those to convert to a public benefit corporation (“PBC”) structure, should clearly articulate the stakeholder groups the company seeks to benefit and provide detail on how the interests of shareholders would be augmented or adversely affected, with the change to a PBC. These disclosures should also include the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals to convert to a PBC if our analysis indicates that shareholders’ interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.
Exclusive forum provisions
BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.
Reincorporation
We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate on a case-by-case basis. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices. Companies should disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Other business
We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Shareholder protections
Amendment to charter/articles/bylaws
Shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
It is our view that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.24
Securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
24
BlackRock is subject to certain regulations and laws in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals or elect directors to the board.

Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally think that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Consent solicitation
While BlackRock is supportive of the shareholder rights to act by written consent and call a special meeting, BlackRock is subject to certain regulations and laws that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to participate in consent solicitations. As a result, BlackRock will generally not participate in consent solicitations or related processes. However, once an item comes to a shareholder vote, we uphold our fiduciary duty to vote in the best long-term interests of our clients, where we are authorized to do so.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will generally support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. Shareholders should have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.
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Prepared by BlackRock, Inc.
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Channing Capital Management, LLC
Channing Capital Management, LLC (“CCM”) has a fiduciary obligation to, at all times, weigh and serve the best interest of its advisory clients as the sole consideration when voting proxies of portfolio companies. As part of its investment management services provided to clients and pursuant to SEC rule, CCM has adopted this proxy voting policy and related procedures. The Proxy Voting Policy and Procedures are designed to ensure that CCM votes client proxies in the best interest of its clients and outline how any proxies received on behalf of its clients will be handled.

CCM has retained third-party proxy firm ISS Institutional Shareholders Services, Inc. (“ISS”) for proxy advisory and voting services and support. Regardless of material conflict (if any), CCM through its reliance on independent third-party ISS will, at all times, vote in the best interest of its client. ISS will generally analyze the voting issues and make a proxy vote recommendation. CCM customarily follows such recommendation, subject to certain limited exceptions (requiring a documented rationale), and the proxy is voted in accordance with ISS’s guidelines or recommendations, which have been reviewed by CCM staff. CCM considers its fiduciary responsibility to all clients when addressing proxy issues, and retains its fiduciary manager discretion to override ISS’s guidelines or recommendations in its voting of proxies. CCM staff will meet or conference periodically, as necessary, to review ISS guideline amendments or updates, if any, as well as any unusual issues that may arise in handling or voting proxies. Proxy issues receive consideration based on all relevant facts and circumstances.
Proxy Authority & Client Delegation.
Some accounts for which CCM is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide CCM with a plan document that expressly precludes CCM from voting proxies or include in the investment manager contract that CCM will not vote their proxies. In the absence of such documentation, CCM undertakes the obligation to vote on behalf of the accounts it manages, and will do so supported by ISS’s services. Proxy Review Group (PRG). CCM has designated the PRG (which includes the portfolio managers) to assist and support the portfolio managers in reviewing, handling and voting proxies. CCM staff has reviewed ISS’s general/standard proxy voting guidelines and CCM’s portfolio manager will generally instruct ISS to vote on CCM’s behalf in accordance with those guidelines for CCM’s clients, subject to consistency with any specific client-provided guidelines or restrictions regarding the stock of a particular issuer or company. CCM retains its fiduciary manager discretion to override or deviate from ISS’s guidelines or recommendations in its voting of proxies in the best interests of its clients.
Proxy Procedures. CCM provides ISS with the list of accounts and their holdings periodically to ensure that ISS has a record of the clients and their holdings for proxy purposes. In compliance with governing rules, a member of our operations staff maintains applicable records regarding proxy voting for accounts. Our proxy administrator receives a proxy voting report from ISS quarterly and has access to any report online on any given day. Any voting decision that may require a deviation from ISS’s standard voting guidelines will be deferred to the respective lead portfolio manager for such stock in consultation with the PRG for further analysis and a final decision. In such situations, in-house/outside legal counsel may be consulted for additional guidance as appropriate, and reasons supporting such final proxy vote action will be noted in the meeting minutes/report or file memorandum.
ERISA Accounts. It is CCM’s policy to fully comply with ERISA requirements regarding proxy voting. Some ERISA accounts for which CCM is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide CCM with a plan document that expressly precludes CCM from voting proxies or include in the client agreement that CCM will not vote proxies on their behalf. In the absence of such documentation CCM undertakes responsibility to vote for its ERISA accounts.
Material Conflicts. Regardless of material conflict (if any), CCM, through ISS’s guidelines, recommendations, and support services, will at all times vote in the best interest of the client. CCM customarily follows such recommendations, subject to certain limited exceptions (requiring a documented rationale), and the proxy is voted accordingly.
Criteria. ISS, on behalf of CCM, votes proxies related to securities held by clients in a manner solely in the interest of the client. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interest of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In considering and voting on each proxy issue, CCM through ISS shall vote in a prudent and diligent manner and only after a careful evaluation of the issues presented on the proxy ballot.
Checks & Balances. Periodically, CCM will:
1.
Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client, or in the case of an employee benefit plan, the plan’s trustee(s) or other fiduciaries;
2.
Provide a proxy voting report to those clients that request it and provide such report in a manner consistent with the client’s request, which may vary.
Contact & Requests for Information. Copies of CCM’s proxy voting policy and procedures and information regarding proxy votes are available to clients upon request. Channing Capital Management, LLC, 10 South LaSalle Street Suite 2401, Chicago, IL 60603, Attn: Proxy Administrator
ClearBridge Investments, LLC (“ClearBridge”)
ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.
In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.
In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge’s business relationships, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.
ClearBridge generally takes the position that non-ClearBridge relationships between a Franklin affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Franklin business units as well as on the existence of information barriers between ClearBridge and certain other Franklin business units.
ClearBridge’s Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.
Delaware Investments Fund Advisers
Macquarie Investment Management Austria Kapitalange
Macquarie Investment Management Global Limited
If and when proxies need to be voted on behalf of the Fund, Delaware Investments Fund Advisers (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the Fund and other Adviser clients and provide Adviser with research recommendations on upcoming proxy votes in accordance with the

Procedures. The Committee is responsible for overseeing the ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.
When determining whether to invest in a particular company, one of the factors Adviser may consider is the quality and depth of the company’s management. As a result, Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, Adviser may vote against management’s position when it runs counter to Adviser’s specific Proxy Voting Guidelines (the “Guidelines”), and Adviser will also vote against management’s recommendation when Adviser believes such position is not in the best interests of the Fund.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with ISS’s recommendation pursuant to Adviser’s Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS’s research recommendation or abstain from voting.
Dimensional Fund Advisors LP
Dimensional Fund Advisors Lp
Dimensional Fund Advisors Ltd.
DFA Australia Limited
Dimensional Fund Advisors Pte. Ltd.
Dimensional Japan Ltd.
Introduction
Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“Dimensional UK”), DFA Australia Limited (“Dimensional Australia”), Dimensional Fund Advisors Pte. Ltd. (“Dimensional Singapore”), Dimensional Japan Ltd. (“Dimensional Japan”) and Dimensional Ireland Limited (“Dimensional Ireland”) (each, an “Advisor”, and collectively referred to as the “Advisors”). Dimensional UK and Dimensional Australia are also registered as investment advisers under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans (including employee benefit plans subject to the Employee Retirement Income Security Act of 1974, and the regulations promulgated thereunder (“ERISA”)), private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.1 The scope and any limitations of an Advisor’s proxy voting authority generally will be described in the written contract between the Advisor and its client or with respect to an Advisor-sponsored fund, the offering documents of the fund.
The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940, as amended, including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (together, the “Dimensional Investment Companies”) and the portfolios, funds and exchange-traded funds of the Dimensional Investment Companies are each a “Dimensional Fund” and together, the “Dimensional Funds”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal and fiduciary standards and in the best interests of clients, as understood by the Advisors at the time of the vote.
Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients and the Advisors understand the Guidelines to be consistent with applicable legal standards. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.
The Guidelines provide a framework for analysis and decision making but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes that deviate from the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by, or applicable legal and fiduciary standards require, such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Investment Stewardship Committee for review. To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.
A client’s investment strategy can impact voting determinations. For example, the Advisors consider social issues when voting proxies for portfolios and accounts that incorporate social considerations in their design and consider sustainability issues when voting proxies for portfolios and accounts that consider sustainability considerations in their design. The Advisors may also take social or sustainability issues into account when voting proxies for portfolios and accounts that do not consider social or sustainability issues in their design if the Advisors believe that doing so is in the best interest of the relevant client(s) and otherwise consistent with applicable laws and the Advisors’ duties, such as where material environmental or social risks may have economic ramifications for shareholders.
1
If the client is subject to ERISA, an Advisor’s proxy voting activities are subject to any applicable provisions under ERISA and/or guidance from the U.S. Department of Labor.
Proxy Advisory Firms
The Advisors have retained certain third-party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for Proxy Voting Services, the Advisors remain responsible for proxy voting decisions and making such decisions in accordance with their fiduciary duties. The Advisors have designed policies and procedures to prudently select, oversee and evaluate the Proxy Advisory Firms consistent with their fiduciary duties, including with respect to the matters described below, which Proxy Advisory Firms have been engaged to provide Proxy Voting Services to support the Advisors’ voting in accordance with this Policy. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Investment Stewardship Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of the Advisors’ clients, and consistent with the Advisors’ voting policies and fiduciary duties. In conducting such a review of a Proxy Advisory Firm, Dimensional may consider the following, depending on the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide:
(i)
periodic sampling of certain votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed;
(ii)
onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors;

(iii)
a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that the Advisors consider material to the Proxy Voting Services provided to the Advisors, including: (a) those relating to the Proxy Advisory Firm’s efforts to identify, address, mitigate and disclose actual or potential conflicts of interest, (b) the Proxy Advisory Firm’s efforts to obtain current, accurate, and complete information in creating recommendations and research, and (c) the Proxy Advisory Firm’s ability to provide services consistent with ERISA;
(iv)
a requirement that the Proxy Advisory Firm notify the Advisors if there is a substantive change in the Proxy Advisory Firm’s policies and procedures described in (iii) above or otherwise to its business practices;
(v)
a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, portfolio companies, the Proxy Advisory Firm’s clients and other third-party information sources as well as how and when the Proxy Advisory Firm makes available from portfolio companies, or other sources, additional information about a matter to be voted;
(vi)
an assessment of how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;
(vii)
in case of an error made by the Proxy Advisory Firm, a discussion of the error with the Proxy Advisory Firm and determination of whether (a) the error affected the Proxy Advisory Firm’s Proxy Voting Services and (b) appropriate corrective and preventive action is being taken; and
(viii)
an assessment of whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations, including to address any deficiencies, on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process.
In evaluating Proxy Advisory Firms, the Advisors may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology and other factors in its discretion.
Procedures for Voting Proxies
The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy, (iv) receive reports on the review of the Proxy Advisory Firms as described above, and (v) review this Policy from time to time and recommend changes to the Investment Committee. The Investment Stewardship Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Investment Stewardship Committee will review this policy no less frequently than annually and may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. A client may direct an Advisor to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. An Advisor may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.
Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments subject to the standards of legal and regulatory regimes, applicable to the Advisor or the client, and any particular investment or voting guidelines of specific funds or accounts. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the economic value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income or financial benefits under the plan to any other objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client.2 For securities on loan and when the Advisor or an affiliate of the Advisor has agreed to monitor the securities lending program of the client account, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.
In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote. As part of the vote execution services provided to the Advisors, a Proxy Advisory Firm pre-populates votes in accordance with the Policy and Guidelines. Such votes are automatically submitted unless modified by an Authorized Person prior to submission. The Advisors conduct sampling of select pre-populated votes prior to the final vote submission. For votes on certain issues, the Advisors conduct additional reviews as part of the voting process. If an Advisor becomes aware that a portfolio company or shareholder proponent of a proposal has filed or intends to file additional soliciting material after a Proxy Advisory Firm has pre-populated votes, and the company or proponent makes this material available within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will assess whether the material could reasonably be expected to impact the Advisor’s vote determination and will seek to review and consider any impactful material prior to the proxy-voting deadline.
The Advisors from time to time discuss governance matters with portfolio companies to represent client interests; however, regardless of such conversations, the Advisors acquire securities on behalf of their clients solely for the purpose of investment and not with the purpose or intended effect of changing or influencing the control of any portfolio company. The Advisors do not intend to engage in shareholder activism with respect to a pending vote or matter that an Advisor reasonably expects to be the subject of a shareholder vote in the foreseeable future. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Investment Stewardship Committee (or its delegee) may listen to such party and discuss this Policy with such party.
International Proxy Voting
While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, however, it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting. The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis. In doing so, the Advisors evaluate market requirements and impediments for voting proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.3 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to be determinative of the outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.
2
If a client does not share with its Advisor information regarding the cost of voting proxies so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.
3
If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-U.S. companies or in certain countries so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.
Conflicts of Interest
Occasions may arise where an Authorized Person, one or more members of the Investment Stewardship Committee, an Advisor, or an affiliated person of an Advisor has a potential conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. Proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined guidelines or procedures (or a client’s predetermined custom guidelines or procedures), and when proxies are voted consistently with such guidelines or procedures, the Advisors consider such votes not to be affected by any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to predetermined guidelines or procedures (or in cases for which the guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm primarily used by the Advisors to provide voting recommendations), and (ii) the Authorized Person or any member of the Investment Stewardship Committee believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Investment Stewardship Committee or, in the case of a member of the Investment Stewardship Committee who believes a potential conflict of interest exists, the member will disclose the conflict to the Investment Stewardship Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Investment Stewardship Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to predetermined guidelines or procedures (or in the case where the guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm), the Investment Stewardship Committee member will bring the vote to the Investment Stewardship Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client’s interest. To the extent the Investment Stewardship Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. The Advisors will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.
Voting by Dimensional Funds that hold shares of other Dimensional Funds. To avoid certain potential conflicts of interest, Dimensional generally will employ mirror voting, if possible, when a Dimensional Fund invests in another Dimensional Fund in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended, (“1940 Act”), related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that Dimensional will vote the shares in the same proportion as the vote of all of the other holders of the Dimensional Fund’s shares. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will vote in accordance with the recommendation of such Dimensional Investment Company’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Dimensional Fund will solicit voting instructions from its shareholders as to how to vote on the underlying Dimensional Fund’s proposals.
Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures and documentation of their annual reviews of such guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.
Disclosure
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that a description of the policies and procedures that the Dimensional Investment Companies use in voting proxies of portfolio securities is available: (i) without charge, upon request, by calling Dimensional collect; or (ii) on the SEC’s website. Any requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, and, as otherwise as required, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

Exhibit A
Proxy Voting Guidelines
General Approach to Corporate Governance and Proxy Voting
When voting proxies, Dimensional4 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of the legal and regulatory regimes,(applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and any particular investment or voting guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis, in the circumstances explained below.
Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.
This document outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.
Global Evaluation Framework
Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, and Australia, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.
Uncontested Director Elections
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:
1.
There are problematic audit-related practices;
2.
There are problematic compensation practices or persistent pay for performance misalignment;
3.
There are problematic anti-takeover provisions;
4.
There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5.
The board has failed to adequately respond to shareholder concerns;
6.
The board has demonstrated a lack of accountability to shareholders;
7.
There is an ineffective board refreshment process5;
Additionally, for portfolios and accounts that consider sustainability issues in their design or have made an affirmative election or provided instruction that Dimensional should prioritize such issues as part of voting, Dimensional may vote against directors, committee members, or the full board of portfolio companies in sectors with high greenhouse emissions which have not disclosed targets to reduce their greenhouse gas emissions.
4
“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.
5
As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).
If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.
Dimensional also considers the following when voting on directors of portfolio companies:
1.
Board and committee independence;
2.
Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;
3.
Director capacity to serve;
4.
Board composition.

Board Refreshment
An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:
•
The processes and procedures by which the company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the company’s strategy and operations;
•
How the performance of individual directors and the board as a whole is assessed;
•
The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
•
Board refreshment mechanisms;
•
Director recruitment policies and procedures; and
•
The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.
In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:
•
Whether the company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
•
Whether the company has any mechanisms to encourage board refreshment; and
•
Whether the company has board entrenchment devices, such as a classified board or plurality vote standard.
An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender, racial, or ethnic diversity on the board. In jurisdictions where gender, racial, or ethnic representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.
If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.
Bundled/Slate Director Elections
Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.
Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.
Board Size
Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.
Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.
In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.
Anti-Takeover Provisions
Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.
Related-Party Transactions
Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the company’s policies and governing law, they should be thoroughly disclosed in public filings.
Amendments to Articles of Association/Incorporation
Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.
Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.
Executive Remuneration
Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.
Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.
Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy, and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a company’s executive compensation, Dimensional considers whether the company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.
To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.
Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.
Director Remuneration
Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.
Mergers & Acquisitions (M&A)
Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.
Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization
Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.
Unequal Voting Rights
Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.
Say on Climate
Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate transition plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate change risks and oversight of opportunities presented by climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a company’s climate transition plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.
Shareholder Proposals
Dimensional’s goal when voting on shareholder proposals to portfolio companies is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.
When evaluating shareholder proposals, Dimensional will consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, and the potential cost to the company of implementing the proposal. Dimensional may apply additional considerations when voting on sustainability or social shareholder proposals on behalf of portfolios and accounts that incorporate sustainability or social considerations in their portfolio design or have made an affirmative election or provided instruction that Dimensional should prioritize sustainability or social issues as part of voting.
Virtual Meetings
Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:
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The ability to see and hear company representatives;
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The ability to ask questions of company representatives; and
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The ability to see or hear questions submitted to company representatives by other shareholders, including those questions not answered by company representatives.
Disclosure of Vote Results
Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.
Voting Guidelines for Environmental and Social Issues6
Dimensional believes that portfolio company boards are responsible for addressing material environmental & social (E&S) issues within their duties. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.
Dimensional evaluates shareholder proposals on environmental or social issues consistent with its general approach to shareholder proposals, paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.
6
For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.

Evaluating Disclosure of Material Environmental or Social Risks
Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:
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A description of material risks.
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A description of the process for identifying and prioritizing such risks and how frequently it occurs.
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The policies and procedures governing the handling of each material risk.
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A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
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A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
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A description of how the board is informed of material risks and the progress against relevant metrics.
In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.
Political and Lobbying Activities
Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.
In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:
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The board to adopt policies and procedures to oversee political and lobbying expenditures;
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The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
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That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.
Human Capital Management
Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a company has in place to address issues related to human capital management. This disclosure should include the company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the company assesses performance against these goals.
Climate Change
Dimensional expects boards of portfolio companies to exercise oversight of climate change risks that may have a material impact on the company. Climate change risks may include physical risks of climate change from changing weather patterns and/or transitional risks of climate change from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:
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The specific risks identified
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The potential impact these risks could have on the company’s business, operations, or strategy
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Whether the risks are overseen by a specific committee or the full board
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The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
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The management-level roles/groups responsible for managing these risks
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The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD) or Sustainability Accounting Standards Board (SASB), are not being used
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Targets used by the company to manage climate-related risks and performance against those targets
Human Rights
Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:
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The specific risks identified

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The potential impact these risks could have on the company’s business, operations, or strategy
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Whether the risks are overseen by a specific committee or the full board
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The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
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Details on how the company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved
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The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises
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Details of violations of the policy and corrective action taken
Cybersecurity
Dimensional expects portfolio company boards to exercise oversight of cybersecurity issues that could pose a material risk to the business. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:
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Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents
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The role of management in implementing cybersecurity policies and procedures
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The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.
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Material cybersecurity incidents and remedial actions taken.
Evaluation Framework for U.S. Listed Companies
Director Elections:
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.
Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:
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The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the company uses a majority or plurality vote standard).
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Failure to adequately respond to majority-supported shareholder proposals.
Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.
Board Structure and Composition:
Age and Term Limits
Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.
That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair
Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.
At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.
Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.
Governance Practices:
Classified Boards
Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.
Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.
Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.
Dual Classes of Stock
Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.
Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.
Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.
Supermajority Vote Requirements
Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.
Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.
Shareholder Rights Plans (Poison Pills)
Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, Dimensional may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.
For pills designed to protect net operating losses, Dimensional may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.
Cumulative Voting
Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.
Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting
For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.
Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.
To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.
Right to Call Meetings and Act by Written Consent
Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.
Proxy Access
Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.
Amend Bylaws/Charters
Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.
Exclusive Forum
Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.
Indemnification and Exculpation of Directors and Officers
Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.
Advance Notice Provisions
Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:
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Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates
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Impose unduly burdensome disclosure requirements on shareholder proponents
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Significantly limit the time period shareholders have to submit proposals or nominees
Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.
Executive and Director Compensation:
Stock-Based Compensation Plans
Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.
Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.
Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.
Employee Stock Purchase Plans
Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.
Advisory Votes on Executive Compensation (Say on Pay)
Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.
Certain practices, such as:
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multi-year guaranteed bonuses
•
excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
•
single, or the same, metrics used for both short-term and long-term executive compensation plans
•
may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.
At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.
Frequency of Say on Pay
Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).
Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.
If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.
Executive Severance Agreements (Golden Parachutes)
Dimensional analyzes golden parachute proposals on a case-by-case basis.
Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.
Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).
Corporate Actions:
Reincorporation
Dimensional will evaluate reincorporation proposals on a case-by-case basis.
Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.
Capitalization:
Increase Authorized Shares
Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.
Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.
Blank Check Preferred Stock
Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.
To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.
Share Repurchases
Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.
Shareholder Proposals:
Dimensional’s goal when voting on shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.
When evaluating shareholder proposals, Dimensional will consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, and the potential cost to the company of implementing the proposal.
In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, , Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.
Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies
Continental Europe:
Director Election Guidelines
•
Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.
•
A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.
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Executives should generally not serve on audit and remuneration committees.
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The CEO and board chair roles should generally be separate,
Remuneration Guidelines
Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:
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The amount paid to executives;
•
Alignment between pay and performance;
•
The targets used for variable incentive plans and the ex-post levels achieved; and
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The rationale for any discretion applied.
Other Market Specific Guidelines for Continental Europe
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In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom & Ireland:
Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to female and minority representation on the board.
Dimensional also expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.
South Africa:
Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.
Turkey:
Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.
Dimensional expects the board of a portfolio company to establish an independent audit committee.
Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.
Framework for Evaluating Australia-Listed Companies
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.
Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.
Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations (the “ASX Principles and Recommendations”) with regards to female representation on the board when voting on directors.
CEO/Chair
Dimensional expects portfolio companies to follow the ASX Corporate Governance Council Principles and Recommendations and generally separate the CEO and board chair roles, with the board chair being an independent director.
Auditors
Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee.
Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.
Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.
Share Issuances
Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.
When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.
Share Repurchase
Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.
Constitution Amendments
Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.
Non-Executive Director Compensation
Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.
Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.
Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.
Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.
Framework for Evaluating Japan-Listed Securities
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to gender diversity, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.
At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.
At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.
At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.
Statutory Auditors
Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.
When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.
Director and Statutory Auditor Compensation
Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.
When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.
Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Equity Based Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.
Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.
For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.
Capital Allocation
Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.
Share Repurchase
Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.
Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.
For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.
Cross-Shareholding
Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.
Shareholder Rights Plans (Poison Pills)
Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.
Indemnification and Limitations on Liability
Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.
Limit Legal Liability of External Auditors
Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital
Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.
For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.
Dimensional will generally not support requests for increases that will be used as an anti-takeover device.
Expansion of Business Activities
For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company’s articles to expand the company’s business activities.
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC
Templeton Investment Counsel, LLC
RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES
Franklin Mutual Advisers, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.
The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES
Proxy Services
All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service.
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Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).
These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Manager’s evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.
Proxy Services
Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy. For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines ( the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Independent Affiliate business units.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Manager will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. Each issue is considered on its own merits, and the Investment Manager will base its decision on its own analysis, proxy guidelines, and its judgment as to what is the best interest of the client. The recommendation of management will be an input into this analysis.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance (“ESG”) issues throughout the year. We take a proactive approach focusing on long-term, financially material ESG risks and opportunities that may affect a company’s valuation and ability to create value.
The Investment Manager may choose engagement as the preferred route to achieving change over voting for a proposal, which may be poorly written or overly burdensome, but where there is a legitimate issue being raised. In such cases, the Investment Manager will consider management’s response to such engagement in future votes.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s), working with the Investment Manager’s ESG professionals and Chief Investment Officer, are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company, the investment objectives of the client if known, and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.
THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.
The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and believes that key committees such as audit, nominating, and compensation committees should be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight.
In evaluating its vote for directors, the Investment Manager will consider the individual’s qualifications, their ability to devote sufficient time to the Board, and their independence from management, as well as the overall composition of the Board. As it relates to the composition of a Board, the Investment Manager will consider current local market best practices and governance structures. Consideration will be given to the different qualifications and expertise of each director and the relevance of their experience to the company’s operations, how representative the Board is of the company’s operations, diversity of experience and backgrounds and other factors deemed relevant to that specific situation. Additionally, the Investment Manager will consider withholding votes from directors chairing or serving on committees which in its view have not been sufficiently responsive to shareholder concerns.
The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The Investment Manager will generally vote in favor of separating Chair and CEO positions, although consideration will be given to whether there is a strong Lead Independent Director as well as the company’s corporate governance performance generally. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation. In control situations, the Investment Manager will consider the specific circumstances of the situation. In general, the Investment Manager will focus on the protection of minority shareholder rights, and the history of the exercise of control by the controlling shareholder(s). While the general proxy voting guidelines generally apply to control situations as well, the Investment Manager will be mindful of the specifics of the situation in evaluating any matter up for vote.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive or include tax gross-ups. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
The Investment Manager will generally support holding say-on-pay votes annually. The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis. The Investment Manager will consider ISS’s and/or Glass Lewis’s analysis of the plan, the alignment of pay and performance, the overall structure of the plan, the metrics used to judge performance and management performance. This will all be considered in light of current best practice for the local market. The Investment Manager will generally seek strong disclosure of the basis and rationale for pay decisions. Any discretionary elements of the compensation plan will be reviewed on the basis of sound judgement. Repricing of compensation awards, retroactive adjustments favoring management, or discretion which is considered poorly exercised will lead to strong consideration of a vote against the compensation decision. The Investment Manager will generally support the inclusion of material, measurable, and clearly disclosed ESG metrics in executive remuneration.
Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile. The Investment Manager will generally support strong rights for shareholders as it relates to calling special meetings and acting by written consent.
Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and Social Issues: The Investment Manager believes that environmental and social issues can have significant impact on a company’s performance over time. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental and social issues. Appropriate oversight and handling of such issues can benefit corporate culture and performance over time. More information on the Investment Manager’s approach to incorporation of ESG issues into its investments can be found at https://www.franklintempleton.com/investor/our- firm/sustainable-investing.
The Investment Manager believes that corporations have a responsibility to provide strong oversight of ESG issues, both at the Board and management level, and that the oversight process should be explained clearly to shareholders. The Investment Manager also believes that corporations should provide strong disclosures of their performance on relevant ESG metrics, which should be based upon one or more of the available reporting frameworks, such as SASB, TCFD, CDP, CDSB, or GRI, but the Investment Manager will consider the overall quality and level of disclosure provided, as well as that planned to be provided, in considering its support for any proposal advocating a specific type of disclosure or report. It is important that shareholders have sufficient information to assess the ESG-related risks and opportunities of the company, and the management of those risks. The Investment Manager may hold directors accountable in situations where disclosures or business practices are deemed inadequate.
Climate Change/Net Zero: The Investment Manager recognizes the impact of climate change and the need for society to accelerate the transition toward global net zero greenhouse gas emissions (“Net Zero”). The Investment Manager believes that corporations have a responsibility to understand and manage the risks associated with the potential for changing regulatory environments and societal preferences as a result of the efforts to accelerate toward Net Zero. The Investment Manager further believes that corporations should take appropriate steps, consistent with the interests of shareholders, to position their business for a Net Zero future. The Investment Manager also recognizes that a Net Zero future does not require every individual asset type to be Net Zero, and that the path to achieve Net Zero is uncertain. Accordingly, the Investment Manager will consider each proposal relating to carbon emissions or Net Zero on its own merits, in light of the relevant regulatory environment(s) and economic impact on the business. The Investment Manager will consider such proposals on the basis of seeking to ensure that companies are exercising strong oversight, considering and disclosing relevant information, and taking reasonable, economic steps to position the business for a Net Zero future.
Political Lobbying: The Investment Manager believes that companies should have strong oversight of lobbying spending and political contributions, with the oversight process clearly explained to shareholders. The Investment Manager believes such spending and contributions should be thoroughly disclosed and readily accessible. The Investment Manager believes all lobbying spending should be consistent with the company’s stated strategies and policies. The Investment Manager will consider any shareholder proposals related to lobbying and political contributions based on the specifics of the situation, with these guidelines in mind.
Human Capital Management & Diversity: The Investment Manager will generally support reasonable shareholder resolutions requesting disclosure of diversity data and targets and disclosure on gender pay gaps within companies, while considering existing policies and procedures of the company, local market norms, and whether the proposed information is useful to shareholders.
Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy Access: The Investment Manager will consider shareholder proxy access proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the responsiveness of management, the intentions of the shareholder proponent, company performance, and shareholder base.
Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above generally apply to the Investment Manager's proxy voting decisions around the world, subject to local market best practices. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Rejected Votes

Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
Securities on Loan
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Manager. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.
Split Voting
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Bundled Items
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.
GOLDMAN SACHS ASSET MANAGEMENT (GSAM)
A. Our Approach to Proxy Voting
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. We recognize that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, we balance the purpose of a proposal with the overall benefit to shareholders.
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Team (the “Guidelines”). The Guidelines embody the positions and factors we generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Our portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Goldman Sachs Asset Management has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). The Global Stewardship Team periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
B. The Proxy Voting Process
Public Equity Investments
Fundamental Equity Team
The Fundamental Equity Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
GS Investment Strategies Portfolio Management
Voting decisions with respect to client investments in the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. To the extent the portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will generally follow the Guidelines and Recommendations as discussed below unless an override is requested.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where we place client assets with managers outside of Asset Management, for example within our AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to public and non-publicly traded equity securities held by their clients.
C. Implementation
We have retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to the particular proxy issues. In addition, in order to facilitate the casting of votes in an efficient manner, the Proxy Service generally prepopulates and automatically submits votes for all proxy matters in accordance with such Recommendations, subject to our ability to recall such automatically submitted votes. If the Proxy Service or Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed as material in our discretion when casting its vote, which may, but need not, result in a change to the Recommendation, which may take the form of an override (as described below) or a revised Recommendation issued by the Proxy Service. We retain the responsibility for proxy voting decisions. We conduct an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the Guidelines and to discuss any material changes in the services, operations, staffing or processes.
Our Portfolio Management Teams generally cast proxy votes consistently with the Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company. In addition, the Global Stewardship Team may on certain proxy votes also seek approval to diverge from the Guidelines or a Recommendation and follow the override process described above that seeks to ensure these decisions are not influenced by any conflict of interest. In these instances, all shares voted are voted in the same manner.
Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular solicitation. We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote proxies. In certain circumstances, such as if a security is on loan through a securities lending program, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond our control and may not be satisfied in time for us to vote the shares in question.
We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines and Recommendations.
D. Conflicts of Interest
Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.
PART II: GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY
The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
Region: Americas
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1. Business Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•
An auditor has a financial interest in or association with the company, and is therefore not independent;
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•
Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
Reincorporation Proposals
We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive Venue for Shareholder Lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•
Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•
Whether the company has the following good governance features:
•
Majority independent board;
•
Independent key committees;
•
An annually elected board;
•
A majority vote standard in uncontested director elections;
•
The absence of a poison pill, unless the pill was approved by shareholders; and/or
•
Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
*
The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2. Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.
Voting on Director Nominees in Uncontested Elections
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST or WITHHOLD from members of the Nominating Committee:
•
At companies incorporated in the US if the board does not have at least 10% women directors and at least one other diverse board director;
•
At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from an underrepresented ethnic group;

•
At companies not incorporated in the US, if the board does not have at least 10% women directors or does not meet the requirements of local listing rules or corporate governance codes or national targets
Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have at least one woman director.
Vote AGAINST or WITHHOLD from individual directors who:
•
Sit on more than five public company boards;
•
Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Director Independence
At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:
•
The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•
The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Director Accountability
Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•
Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•
including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•
The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•
The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;

•
If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•
The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•
The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•
There is excessive pledging or hedging of stock by executives;
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•
No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Compensation Committee
See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.
Nominating/Governance Committee
Vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:
•
The company has opted into, or failed to opt out of, state laws requiring a classified board structure;
•
At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•
The board does not meet our diversity expectations;
•
The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed; and
•
Whether minority or majority representation is being sought.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•
The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);
•
The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and
•
Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Other Board Related Proposals (Management and Shareholder)
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board, or majority in countries where employee representation is common practice;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
Shareholder Proposals Regarding Board Declassification
We will generally vote FOR proposals requesting that the board adopt a declassified board structure.
Majority Vote Shareholder Proposals
We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
We will generally vote FOR shareholder proposals to restore or provide cumulative unless:
•
The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3. Executive and Non- Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives. If the company maintains problematic or poor pay practices, generally vote:
•
AGAINST Management Say on Pay (MSOP) Proposals; or
•
AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•
If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•
The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•
There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
•
Pay for Performance Disconnect;
•
We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•
Long-term equity-based compensation is 100% time-based;
•
Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•
Egregious employment contracts;
•
Excessive perquisites or excessive severance and/or change in control provisions;
•
Repricing or replacing of underwater stock options without prior shareholder approval;
•
Egregious pension/SERP (supplemental executive retirement plan) payouts;
•
Extraordinary relocation benefits;
•
Internal pay disparity; and
•
Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•
Broad-based participation;
•
Limits on employee contributions;
•
Company matching contributions; and
•
Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•
Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•
Rationale for the re-pricing;
•
If it is a value-for-value exchange;
•
If surrendered stock options are added back to the plan reserve;
•
Option vesting;
•
Term of the option—the term should remain the same as that of the replaced option;
•
Exercise price—should be set at fair market or a premium to market;
•
Participants—executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Retention Holding Period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of Accelerated Vesting in the Event of a Change in Control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based Equity Awards and Pay-for-Superior-Performance Proposals
Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
Compensation Committee
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•
We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•
The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
4. Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•
The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•
The company has a history of strong governance practices.
Special Meetings Arrangements
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•
a shareholder-approved poison pill in place; or

•
adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
5.
Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;
•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1)
employee labor and safety policies;
2)
impact on the environment of the company’s production or manufacturing operations;
3)
societal impact of products manufactured;
4)
risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5)
overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•
Whether adoption of the proposal is likely to enhance or protect shareholder value;
•
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•
If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•
If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•
If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•
If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•
If the proposal asks for long-term targets, as well as short and medium term milestones;
•
If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•
If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•
If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•
Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•
If the company’s current level of disclosure is comparable to that of its industry peers; and
•
If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•
Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•
Calling for the reduction of Greenhouse Gas (GHG) emissions;
•
Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•
Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•
Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•
Requesting a company report on its energy efficiency policies; and
•
Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•
The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•
Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•
The scope of the request; and
•
Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•
The degree to which existing relevant policies and practices are disclosed;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•
Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•
There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•
There is no significant potential threat or actual harm to shareholders’ interests;
•
There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•
There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Region: Europe, Middle East and Africa (EMEA) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.
Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation;

•
Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•
There are serious concerns about the statutory reports presented or the audit procedures used;
•
Questions exist concerning any of the statutory auditors being appointed; or
•
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•
The dividend payout ratio has been consistently low without adequate explanation; or
•
The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
*
The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.

2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
There are reservations about:
•
Director terms
•
Bundling of proposals to elect directors
•
Board independence
•
Disclosure of named nominees
•
Combined Chairman/CEO
•
Election of former CEO as Chairman of the board
•
Overboarded directors
•
Composition of committees
•
Director independence
•
Number of directors on the board
•
Lack of gender diversity on the board
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•
At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
•
At companies in the FTSE100 if the board does not have at least one director from an underrepresented minority ethnic background, in line with the Parker review guidelines.
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•
Employee or executive of the company;
•
Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
•
Any director who is attested by the board to be a non-independent NED;
•
Any director specifically designated as a representative of a significant shareholder of the company;
•
Any director who is also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•
Government representative;
•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•
Relative of a current employee of the company or its affiliates;
•
Relative of a former executive of the company or its affiliates;
•
A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•
Founder/co-founder/member of founding family but not currently an employee;
•
Former executive (a cooling off period may be applied);
•
Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•
No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•
Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•
Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•
The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•
If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•
Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•
Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•
Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•
The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•
There is excessive pledging or hedging of stock by executives;
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•
No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•
At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•
The board does not meet our diversity expectations;
•
The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nomineess in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;

•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed; and
•
Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board, or majority in countries where employee representation is common practice;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
3.
Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•
AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•
AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•
If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•
Pay for Performance Disconnect;
•
We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•
Long-term equity-based compensation is 100% time-based;
•
Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•
Egregious employment contracts;
•
Excessive perquisites or excessive severance and/or change in control provisions;
•
Repricing or replacing of underwater stock options without prior shareholder approval;
•
Egregious pension/SERP (supplemental executive retirement plan) payouts;
•
Extraordinary relocation benefits;

•
Internal pay disparity; and
•
Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•
We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•
The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•
Remuneration structure is widely inconsistent with local market best practices or regulations
4.
Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.
For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.
5.
Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;

•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1)
employee labor and safety policies;
2)
impact on the environment of the company’s production or manufacturing operations;
3)
societal impact of products manufactured;
4)
risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5)
overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•
Whether adoption of the proposal is likely to enhance or protect shareholder value;
•
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•
If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•
If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•
If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•
If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•
If the proposal asks for long-term targets, as well as short and medium term milestones;
•
If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•
If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•
If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•
Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•
If the company’s current level of disclosure is comparable to that of its industry peers; and
•
If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•
Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•
Calling for the reduction of Greenhouse Gas (GHG) emissions;
•
Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•
Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•
Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•
Requesting a company report on its energy efficiency policies; and
•
Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•
The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•
Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•
The scope of the request; and
•
Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•
The degree to which existing relevant policies and practices are disclosed;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•
Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•
There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•
There is no significant potential threat or actual harm to shareholders’ interests;
•
There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•
There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Region: Asia Pacific (APAC) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see Japan Proxy Items from page X.
1.
Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation;
•
Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•
There are serious concerns about the statutory reports presented or the audit procedures used;
•
Questions exist concerning any of the statutory auditors being appointed; or
•
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•
The dividend payout ratio has been consistently low without adequate explanation; or
•
The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
*
The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
There are reservations about:
•
Director terms
•
Bundling of proposals to elect directors
•
Board independence
•
Disclosure of named nominees
•
Combined Chairman/CEO
•
Election of former CEO as Chairman of the board
•
Overboarded directors
•
Composition of committees
•
Director independence
•
Number of directors on the board
•
Lack of gender diversity on the board
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:

•
At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•
Employee or executive of the company;
•
Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•
Any director who is attested by the board to be a non-independent NED;
•
Any director specifically designated as a representative of a significant shareholder of the company;
•
Any director who is also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•
Government representative;
•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•
Relative of a current employee of the company or its affiliates;
•
Relative of a former executive of the company or its affiliates;
•
A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•
Founder/co-founder/member of founding family but not currently an employee;
•
Former executive (a cooling off period may be applied);
•
Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•
No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•
Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•
Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•
The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•
If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•
Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•
Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•
Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•
The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•
There is excessive pledging or hedging of stock by executives;
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•
No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.

Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•
At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•
The board does not meet our diversity expectations;
•
The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed; and
•
Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board, or majority in countries where employee representation is common practice;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
3.
Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives. If the company maintains problematic or poor pay practices, generally vote:
•
AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•
AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•
If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors considered may include:
•
Pay for Performance Disconnect;
•
We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•
Long-term equity-based compensation is 100% time-based;
•
Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•
Egregious employment contracts;
•
Excessive perquisites or excessive severance and/or change in control provisions;
•
Repricing or replacing of underwater stock options without prior shareholder approval;
•
Egregious pension/SERP (supplemental executive retirement plan) payouts;
•
Extraordinary relocation benefits;
•
Internal pay disparity; and
•
Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•
We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•
The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•
Remuneration structure is widely inconsistent with local market best practices or regulations
4.
Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
5.
Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;

•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;
•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1)
employee labor and safety policies;
2)
impact on the environment of the company’s production or manufacturing operations;
3)
societal impact of products manufactured;
4)
risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5)
overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•
Whether adoption of the proposal is likely to enhance or protect shareholder value;
•
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•
If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•
If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•
If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•
If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•
If the proposal asks for long-term targets, as well as short and medium term milestones;
•
If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•
If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•
If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•
Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•
If the company’s current level of disclosure is comparable to that of its industry peers; and
•
If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•
Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•
Calling for the reduction of Greenhouse Gas (GHG) emissions;
•
Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•
Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•
Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•
Requesting a company report on its energy efficiency policies; and
•
Requesting reports on the feasibility of developing renewable energy resources.

Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•
The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•
Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•
The scope of the request; and
•
Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•
The degree to which existing relevant policies and practices are disclosed;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•
Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•
There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•
There is no significant potential threat or actual harm to shareholders’ interests;
•
There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•
There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Region: Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1.
Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation;
•
Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•
The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or
•
The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position;
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings
Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
*
The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
2.
Board of Directors and Statutory Auditors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:.
•
The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
There are reservations about:
•
Director terms
•
Bundling of proposals to elect directors
•
Board independence
•
Disclosure of named nominees
•
Combined Chairman/CEO
•
Election of former CEO as Chairman of the board
•
Overboarded directors
•
Composition of committees
•
Director independence
•
Number of directors on the board
•
Lack of gender diversity on the board
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.
Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee if the Board does not have at least 10% women directors. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.

Director Independence
Classification of Directors
Inside Director
•
Employee or executive of the company;
•
Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•
Any director specifically designated as a representative of a significant shareholder of the company;
•
Any director who is/was also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•
Government representative;
•
Currently provides or previously provided professional services to the company or to an affiliate of the company;
•
Represents customer, supplier, creditor, banker, or other entity with which company maintains
•
transactional/commercial relationship (unless company discloses information to apply a materiality test);
•
Any director who worked at the company’s external audit firm (auditor).
•
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•
Relative of a current employee of the company or its affiliates;
•
Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)
•
Former executive;
•
Any director who has served at a company as an outside director for 12 years or more;
•
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
•
“Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.
Independent Non-Executive Directors (independent outsider)
•
No material connection, either directly or indirectly, to the company other than a board seat.
At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.
At companies adopting a U.S.-type three committee structure, vote AGAINST members of Nominating Committee when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.
At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.
Director Accountability
Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•
Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;

•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•
If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Voting on Director Nomineess in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed;
•
Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
Statutory Auditor Elections
Statutory Auditor Independence
Vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors”
Statutory Auditor Appointment
Vote FOR management nominees taking into consideration the following:
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or

•
Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
3.
Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.
Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti-takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.
5.
Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;
•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing.
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1)
employee labor and safety policies;
2)
impact on the environment of the company’s production or manufacturing operations;
3)
societal impact of products manufactured;
4)
risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5)
overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•
Whether adoption of the proposal is likely to enhance or protect shareholder value;
•
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•
If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•
If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•
If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•
If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•
If the proposal asks for long-term targets, as well as short and medium term milestones;
•
If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•
If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•
If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•
Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•
If the company’s current level of disclosure is comparable to that of its industry peers; and
•
If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•
Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•
Calling for the reduction of Greenhouse Gas (GHG) emissions;

•
Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•
Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•
Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•
Requesting a company report on its energy efficiency policies; and
•
Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•
The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•
Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•
The degree to which existing relevant policies and practices are disclosed;
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Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
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Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
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Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
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The scope of the request; and
•
Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•
The degree to which existing relevant policies and practices are disclosed;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•
There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•
There is no significant potential threat or actual harm to shareholders’ interests;
•
There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•
There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Invesco Advisers, Inc.
Invesco Capital Management, LLC
I
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”), which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.
A.
Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting
Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client-centric asset manager. We aspire to incorporate ESG considerations into all our investment capabilities in the context of financial materiality in the best interest of our clients. In our role as stewards of our clients’ investments, we regard our stewardship activities, including engagement and the exercise of proxy voting rights, as an essential component of our fiduciary duty to maximize long-term shareholder value. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies during due diligence and monitoring of our investments.
Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.
The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.
As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage directly with portfolio companies or by collaborative means in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.
B.
Applicability of Policy
Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.
This Policy applies to all entities in Exhibit A. Due to regional or asset-class specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures and implementation, inputs to analysis and research, vote execution oversight and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”).
Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy, as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third parties, such as proxy advisory firms.
A.
Proprietary Proxy Voting Platform
Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and recordkeeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.
Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.
Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed custom voting guidelines and in circumstances where Majority Voting applies.
B.
Oversight of Voting Operations
Invesco’s Global ESG team provides oversight of the proxy voting verification processes which include: (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.
To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s global proxy governance and voting operations are subject to periodic review by Internal Audit and Compliance groups.

C.
Disclosures and Record Keeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least six years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:
•
In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
•
In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
•
In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.
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In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
•
In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
D.
Global Invesco Proxy Advisory Committee
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.
In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.
E.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
•
In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•
Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.
•
Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
•
Invesco held shares on the record date but has sold them prior to the meeting date.
In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.
F.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.
G.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the global ESG team. These criteria are monitored and updated periodically by the global ESG team so an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Fund of Funds
There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.
•
Proportional voting will be implemented in the following scenarios:

•
When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
For US fund of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).
•
Non-US fund of funds will not be voted proportionally, Invesco will vote in line with local policies as per Exhibit A. If no local policies exist, Invesco will vote non-US funds of funds in line with the firm level conflicts of interest process described above.
H.
Use of Proxy Advisory Services
Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms, to assist us in assessing the corporate governance of investee companies. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.
ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide written analysis and recommendations based on Invesco’s internally developed custom voting guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s global ESG team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. Invesco will generally endeavor to consider such information where such information is considered material provided it is delivered in a timely manner ahead of the vote deadline.
Invesco also retains ISS to assist in the implementation of certain proxy voting-related functions, including, but not limited to, operational and reporting services. These administrative services include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.
The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. As part of our annual policy development process, Invesco engages with external proxy and governance experts to understand market trends and developments and to weigh in on the development of these policies at these firms, where appropriate. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.
In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.
I.
Review of Policy
The Global IPAC and Invesco’s Global ESG team, compliance and legal teams annually communicate and review this Policy and our internally developed custom voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, investment team considerations, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our portfolio managers and analysts retain full discretion on vote execution in the context of our good governance principles and internally developed custom voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different Portfolio Management Teams may vote differently on particular votes for the same company. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
The following guiding principles apply to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are divided into six key themes that Invesco endorses:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
•
We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.
•
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
•
We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
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Adoption of proxy access rights
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Rights to call special meetings
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Rights to act by written consent
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Reduce supermajority vote requirements
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Remove antitakeover provisions
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Requirement that directors are elected by a majority vote
In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
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We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
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We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
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We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.
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We will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
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Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
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meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
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clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
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disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
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description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Director election process: Board members should generally stand for election annually and individually.
•
We will generally support proposals requesting that directors stand for election annually.
•
•
We will generally vote against the incumbent governance committee chair or lead independent director if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end funds) or in regions where market practice is for directors to stand for election on a staggered basis.
•
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
•
Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
•
We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
•
We will generally vote against non-independent directors serving on the audit committee.
•
We will generally vote against non-independent directors serving on the compensation committee.
•
We will generally vote against non-independent directors serving on the nominating committee.
•
In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
•
We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.
•
We will generally support shareholder proposals requesting that the board chair be an independent director.
•
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

•
We will generally vote against directors who attend less than 75% of board and committee meetings held in the previous year unless an acceptable extenuating circumstance is disclosed, such as health matters or family emergencies.
•
We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, skills, tenures and backgrounds to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.
•
We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.
•
In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity, race or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.
•
We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
D.
Long Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
•
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
•
We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
•
With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
E.
Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold certain director nominees accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
•
significant bribery, corruption or ethics violations;
•
events causing significant climate-related risks;
•
significant health and safety incidents; or
•
failure to ensure the protection of human rights.
Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
•
Where Invesco finds significant gaps in management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.
•
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks in accordance with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”), or other relevant reporting frameworks. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social issues: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social (“E&S”) issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
•
We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
•
We will generally support shareholder resolutions requiring additional disclosure on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include, but are not limited to, reporting on the following: gender and racial diversity issues, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, human capital and labor issues and the use of natural capital, and reporting on climate change-related risks.
Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F.
Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
•
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
•
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
•
vesting periods for long-term incentive awards are less than three years;
•
the company “front loads” equity awards;
•
there are inadequate risk mitigating features in the program such as clawback provisions;
•
excessive, discretionary one-time equity grants are awarded to executives;
•
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.
Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco European RR L.P
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
*
Invesco entities with specific proxy voting guidelines
1
Invesco entities with specific conflicts of interest policies
JPMORGAN INVESTMENT MANAGEMENT INC. (JPMIM)
The Board of Trustees has delegated to JPMIM and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting guidelines (“Guidelines”) for voting proxies on specific types of issues.
JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee the proxy-voting process on an ongoing basis, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are not conflicts of interest that would prevent such vendor from performing such proxy voting services prior to delegation, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. With respect to matters not contemplated by the Guidelines and to override the Guidelines, a certification and review process may be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM, its underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with the Guidelines or by the third party guidelines; provided, however, that JPMIM’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMIM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the proxy committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an independent third party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party unless there is an Exception Request.
A complete set of proxy voting guidelines may be found here: https://am.jpmorgan.com/content/dam/jpm-am-aem/americas/us/en/supplemental/proxy-information/global-procedures-and-guidelines.pdf
Loomis, Sayles & Company, L.P.
1. GENERAL
Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B.
General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1.
Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3.
Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.
4.
Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•
The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•
The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•
Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•
The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities1.
•
The client so directs Loomis Sayles.
The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, when the Proxy Voting Service has not received a ballot for a client's account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.
5
Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6.
Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a
1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.
description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C. Proxy Committee.
1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.
Duties. The Proxy Committee’s specific responsibilities include the following:
a. developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b. overseeing the proxy voting process, including:
(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c. engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a)
the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,
(b)
whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,
(c)
the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and
(d)
the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.
(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv)
in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3. Standards.
a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D. Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E. Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2. PROXY VOTING
A.
Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B.
Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director's or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.
Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's “say on pay” advisory vote.
C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

E.
When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
C.
In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D.
Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.
Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D. Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote for proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.
Vote against proposals to link all executive or director variable compensation to performance goals.
D.
Vote for an annual review of executive compensation.
E.
Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F.
For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A. Vote against stock option plans which expressly permit repricing of underwater options.
B. Vote against proposals to make all stock options performance based.
C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D. Vote for proposals that request expensing of stock options.
E. Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F. Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.
Change in Control - Will the transaction result in a change in control of the company?
C.
Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.
Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A.
Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.
Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.
Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.
Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.
Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G. Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.
B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.
B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C.
Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A.
Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B.
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.
B.
Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H. Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I. General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J. Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.
MASSACHUSETTS FINANCIAL SERVICES COMPANY
At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients, and not in the interests of any other party, including company management, or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. The Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients. The following is a summary of MFS’ Proxy Voting Policies and Procedures and does not contain these voting guidelines. The MFS Proxy Voting Policies and Procedures (which includes the proxy voting guidelines) are available on www.mfs.com.
Our approach to proxy voting is guided by the following additional principles:
Consistency in application of the policy across multiple client portfolios: While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and environmental, social and governance shareholder proposals) are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.
Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.
Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to the “Reports” section below.
GOVERNANCE OF PROXY VOTING ACTIVITIES
From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
1
MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a.
Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);
c.
Considers special proxy issues as they may arise from time to time; and
d.
Determines engagement priorities and strategies with respect to MFS' proxy voting activities
The day-today application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS stewardship team led by MFS’ Director of Global Stewardship. The stewardship team are members of MFS’ investment team.
2.
Potential Conflicts of Interest
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
a.
Compare the name of the issuer of such ballot or the name of the shareholder making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company’s shareholder meeting at which the director nominee is standing for election.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3.
Review of Policy
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS
1.
Use of Proxy Advisory Firms
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2.
Analyzing and Voting Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS’ stewardship team will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all proxies are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
3.
Securities Lending
From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
4.
Potential impediments to voting
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions. .
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.
ENGAGEMENT
As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.
MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.
A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact dlstewardshipteam@mfs.com.
RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
D.
REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
1.
For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).
2.
From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.
Mondrian Investment Partners Limited
Introduction
Mondrian Investment Partners Limited (“Mondrian”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) and is authorised and regulated in the United Kingdom by the Financial Conduct Authority. Mondrian provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors.
Mondrian pursues an active investment management approach. As long-term investors, stewardship considerations are part of the initial purchase decision, subsequent monitoring of an investment and ongoing dialogue with an investee company. All of Mondrian’s fundamental equity investment products are driven by extensive, bottom-up fundamental company analysis and comprehensive engagement that includes active participation through the proxy voting process.
Mondrian has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in accordance with Rule 206(4)-6 of the Advisers Act to enable it to meet its fiduciary obligation to vote proxies in the best interests of its clients.
Voting Authority
Mondrian’s client agreements define the scope of its authority and responsibilities to vote proxies on behalf of each client.
These typically fall into four categories:
Clients that delegate full discretion to Mondrian to vote proxies on their behalf
Clients that vary the scope of Mondrian’s voting authority by imposing specific guidelines
Clients that receive proxy voting advice from Mondrian in specific circumstances but undertake voting themselves
Clients that undertake to vote proxies themselves
Mondrian’s proxy voting procedures apply to all clients who grant discretion to vote proxies on their behalf. Where clients have adopted specific proxy voting policies, Mondrian will assess the extent to which they are consistent with its adopted guidelines. Where a client’s own proxy voting policy diverges significantly from Mondrian’s own guidelines, that client’s policy will be considered separately in order to vote those client’s proxies pursuant to their individual guidelines.
Proxy Voting Committee
Mondrian has established a Proxy Voting Committee (“the Committee”) to oversee the proxy voting process and ensure client proxies are voted according to the Procedures. The Committee consists of the following Mondrian personnel (i) two senior equity investment staff; (ii) Chief Operating Officer; and (iii) Chief Compliance Officer. Other senior investment staff are available to act as alternates in cases where conflicts of interest are identified. The Committee will meet as necessary to enable Mondrian to fulfill its fiduciary duty to vote proxies for clients.
General Voting Principles
Mondrian is committed to voting all proxies where possible. Mondrian’s aim is to vote in the best interests of all clients, providing overall value to clients by focusing on risk-adjusted returns and maximising the value of the underlying company shares. Recognising that proposals may be unique to a specific company’s circumstances, Mondrian does not have a default voting position. It votes proposals based on the merit of the proposal itself on a case-by-case basis. Each motion is reviewed by a portfolio manager from the investment team responsible for research coverage of that stock. This includes matters to be voted on proposed by shareholders and proposals related to social and environmental items, including climate change.

Proxy Voting Guidelines
Mondrian contracts with a Proxy Voting Adviser for the provision of voting advice and to facilitate the process of voting proxies. Proxy Voting Advisers commonly produce guidelines for proxy voting (“the Guidelines”) that summarise their approach to voting on commonly occurring issues. The Committee reviews these Guidelines annually to determine whether voting proxies pursuant to the Guidelines is in the best interests its clients. If the Guidelines remain consistent with Mondrian’s fiduciary duty and expectations for good corporate governance, Mondrian will adopt the Guidelines as the basis for its own proxy voting policy.
Mondrian may vote certain issues counter to the Guidelines if, after a thorough review, it determines that a client’s best interests would be served by such a vote. In situations where the Guidelines do not cover a specific voting issue, Mondrian will vote on such issues in a manner consistent with the spirit of the Guidelines and that promotes the best interests of the client.
Mondrian has appointed Institutional Shareholder Services (“ISS”) as its Proxy Voting Adviser in 2023. Details of the Proxy Adviser’s voting guidelines are published on their website (https://www.issgovernance.com/policy-gateway/voting-policies/). Mondrian has procedures to monitor and evaluate the performance of its Proxy Voting Adviser to ensure Mondrian’s ongoing ability to casts votes in the best interest of its clients.
Determining the Proxy Voting Procedures
The Committee reviews and approves the Procedures on a yearly basis. The Procedures are reviewed during the first quarter of the year and may be reviewed at other times as necessary. When reviewing the Procedures, the Committee seeks to establish if the Procedures are consistent with the goal of voting in the best interests of all clients and maximising the value of the underlying shares. The Committee will also review the Procedures to ensure compliance with rules promulgated by the SEC and other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies in accordance with such Procedures.
Procedure for Voting Proxies
Mondrian authorises and instructs client custodians to forward proxy materials to Mondrian’s Proxy Voting Adviser to enable them to vote the proxies. Mondrian provides the Proxy Adviser with a list of client accounts and security holdings to make the adviser aware of which proxies it will vote on. This list of clients and client holdings is regularly updated.
For active equity products, proxy voting items are forwarded to the investment teams when they are received. Mondrian does not have a default voting position. Each motion is reviewed by a portfolio manager from the investment team responsible for research coverage of that stock. This includes matters to be voted on proposed by shareholders and proposals related to ESG, including climate change. The portfolio manager considers each motion, taking into account the relevant facts and circumstances that apply to that company, the Proxy Voting Adviser’s recommendation and any conflicts of interest that may exist. Where voting items are more complex, the portfolio manager will conduct further research and analysis as necessary to determine the voting action that is in the best interests of the client. In conducting the review, portfolio managers consider the advice of the Proxy Voting Adviser critically and are watchful for material errors of fact or methodology, particularly where these impact the voting recommendation. Where the portfolio manager’s review identifies potential errors or omissions in advice, they may conduct further research, including, but not limited to engaging with the company to gather further information, engaging with the Proxy Voting Adviser and reviewing such other Proxy Adviser’s advice that may be available to us. As a result of this engagement, Proxy Voting Advisers may issue updated advice and recommendations. Any material inaccuracies, methodological weakness, potential factual errors, and deficiencies in the Proxy Voting Advisers’ advice will be addressed to them at the time, during periodic service reviews and escalated to the Committee as part of its performance evaluation.
Where Mondrian’s analysis indicates that it is in the client’s best interests to vote contrary to the Proxy Adviser’s recommendation, the proxy motion will be referred to the Committee. The Committee will review the recommendations of the portfolio manager and the proxy voting adviser and conduct such further research and analysis as may be necessary to determine the vote that is most consistent with Mondrian’s Procedures.
Mondrian’s systematic equity portfolios will generally follow the Proxy Voting Adviser’s recommendation. Periodic sampling of their recommendations is conducted to ensure the recommendations are based on accurate information and are in clients’ best interests.
All proxy voting decisions are actioned using an online platform (Sunrise) before being sent to the Proxy Voting Adviser and the client’s custodian. This mitigates the risks the pre-population of votes and ensures good record keeping practices. Sunrise is a multi-purpose workflow management tool which houses the audit trail for all votes including the portfolio manager decision.
Mondrian will attempt to vote every proxy which they or their agents receive where we have authority to do so. However, there are situations in which Mondrian may not be able to process a proxy. For example, Mondrian may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a proxy voting service and relationships with multiple custodians help avoid a situation where Mondrian is unable to vote a proxy.

Exceptions to Proxy Voting Procedure:
Shareblocking
In a number of countries in which Mondrian invests client assets local laws require the imposition of a trading block on shareholders once they have voted their proxies in relation to companies registered in that country. These trading blocks are usually for a defined period and can be for a number of weeks. Mondrian believes that in certain circumstances it is in the client’s greater interest to retain the ability to sell the shares rather than to participate in the proxy vote. In such countries, provided that the criteria set out below are met, neither registration to vote for a specific proxy nor the approval of the Proxy Voting Committee for a “no vote” decision will be required. The following criteria must be met before a “no vote” decision may be made:
•
the Mondrian analyst does not consider the proxy items to be material
•
a “no vote” decision by Mondrian would be unlikely to impact the outcome of the vote
•
the Mondrian analyst is not aware of any conflicts of interest in deciding not to vote
•
there is a possibility that Mondrian will wish to sell the shares in the near future
•
the Mondrian analyst is satisfied that by not voting the clients would not be disadvantaged relative to the risk of not being able to sell the shares during the share blocking period, and
•
a record is made justifying the decision
Qatar
Qatar’s commercial code now states that voting must be done in person at the AGM, this may limit Mondrian’s ability to vote in this region.
Conflicts of Interest
Mondrian has established the procedures below to manage material conflicts of interest arising from proxy voting issues.
Where Mondrian is considering voting a proxy contrary to the Proxy Adviser’s recommendation, the Committee will assess the issue to see if there is any possible conflict of interest involving Mondrian. If there is no conflict of interest, the Committee will vote the proxy according to the process described in “Procedures for Voting Proxies”. If at least one member of the Committee identifies a conflict of interest, the Committee will normally use another independent analyst to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by the proxy voting adviser and any independent analyst to determine how to vote the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures. In these instances, the Committee must come to a majority decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with the proxy voting adviser’s recommendation.
Where proxy voting decisions are referred to the Committee, any members from investment teams that are invested in that stock will be recused from the Committee for that decision and alternates appointed in their place.
Mondrian will review, as part of its due diligence process and on an ongoing basis, that proxy voting advisers have robust policies and procedures to identify and address conflicts of interest. The Proxy Adviser has undertaken to disclose to Mondrian material conflicts of interest on an issuer level when a voting recommendation is received and provide a list of material conflicts of interest each quarter. Such conflicts include those relating to, but not limited to, provision of proxy voting recommendations or activities and services other than providing proxy voting recommendations (includes conflicts presented by certain affiliations, third parties with significant influence taking a position in a voting issue, conflicts where the Proxy Adviser provides consulting services to an issuer and in turn receives compensation).
There are a number of oversight and compliance monitoring functions incorporated into Mondrian’s Procedures to detect and assess that material conflict of interests are disclosed and monitored.
Oversight of Proxy Voting Advisers
Procedures for appointing and monitoring a Proxy Voting Advisory Firm
Mondrian utilises a third party firm to provide proxy voting advice and facilitate the proxy voting process. Mondrian conducts a due diligence process review prior to appointing and renewing contracts with a Proxy Adviser. Mondrian will continuously assess the Proxy Adviser in their capacity to provide proxy voting services, addressing any concerns as they arise and where necessary, escalating these concerns to the Committee.
Mondrian’s due diligence procedures considers factors including, but not limited to, the adviser’s capacity and competency to adequately discharge contracted services, disclosure on methods for formulating voting recommendations, procedures to identify and correct material deficiencies and provide updates regarding its methodologies, guidelines, and voting recommendations on an ongoing basis, including relevant business changes.

Mondrian maintains a Vendor Oversight Matrix as part of its Risk Management process. This is included as part of the Risk Management reporting that is assessed by the Compliance and Risk Committee and the Board of Directors. Proxy Advisers are risk rated and ongoing due diligence is based on this risk rating.
Compliance Monitoring Review
Mondrian’s Compliance & Risk team carries out periodic reviews to ensure that proxy votes are in accordance with its proxy voting policy and procedures. The reviews include:
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Checking that adopted and implemented Procedures for voting proxies are properly documented;
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Examining the integrity and the robustness of the Procedures, including accurate retention of records documenting voting decisions and ensuring votes cast are in accordance with these decisions;
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Ensuring that conflicts of interest are clearly identified, disclosed and managed in accordance with the Procedures;
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Reviewing sample votes to validate whether the Procedures were complied with, including where more analysis was needed on more complex motions (e.g. mergers); sampling votes where client has specific guidelines and evaluating that client specified policies were complied with.
Availability of Proxy Voting Information and Recordkeeping
Mondrian’s Proxy Voting Policy and Procedures are provided to clients at the inception of a relationship and are available in Mondrian’s ADV and on Mondrian’s website.
Clients may request information on how their proxies were voted from Mondrian at any time. Mondrian retains extensive records regarding proxy voting on behalf of clients. Mondrian will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of Mondrian’s clients; (iv) records of a client’s written request for information on how Mondrian voted proxies for the client, and any Mondrian written response to an oral or written client request for information on how Mondrian voted proxies for the client; and (v) any documents prepared by Mondrian that were material to making a decision how to vote or that memorialised the basis for that decision. These records will be maintained for at least five years.
In accordance with the FCA Shareholder Rights Directive, Mondrian publicly discloses its voting records for the reporting period on its website.
Pacific Investment Management Company, LLC
The proxy voting policy (“the Policy”) is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1
PIMCO will vote proxies2 in accordance with this Policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients.
A. General Policy Statement
The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
When considering client proxies, PIMCO may determine not to vote a proxy if it has a reasonable belief that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; (4) voting is not in the best interest of the client; or (5) the Legal and Compliance department or the Conflicts Committee has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.
B. Conflicts of Interest
1. Identification of Conflicts of Interest
When acting on client proxies, potential conflicts of interest may appear to or can interfere with PIMCO’s ability to evaluate proxies in accordance with PIMCO’s fiduciary standard. Actual or potential conflicts of interest could arise in many ways when PIMCO votes client proxies, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM/Analyst responsible for voting a proxy has a material personal3 or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM/Analyst voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO Affiliate prior to voting.
Furthermore, an independent industry service provider (“ISP”) that PIMCO retains may have its own conflicts of interest in connection with the proxy research and voting recommendations it provides. Before voting a client proxy, each PM/Analyst will evaluate any conflicts of interest identified by the ISP and escalated to PIMCO. In each case, the determination will be made in the client’s best interest and consistent with PIMCO’s fiduciary duties.
Each PM/Analyst has a duty to disclose to the Legal and Compliance department any known potential or actual conflicts of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential or actual conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/Analyst in good faith and in the best interests of the client.
PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this Policy.
2. Resolution of Potential/Identified Conflicts of Interest
Equity Securities.4 PIMCO has retained an ISP5 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.
PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian.
When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.
When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.
Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests (which may include, but are not limited to, divergent investment strategies or objectives), the applicable PM/Analyst may vote the proxy as follows:
If the conflict exists between the accounts of one or more PMs/Analysts on the one hand, and accounts of one or more different PMs/Analysts on the other, each PM/Analyst (if the conflict does not also exist among the PM’s/Analyst’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.
If the conflict exists among the accounts of a PM/Analyst, the PM/Analyst shall vote the proxies in the best interest of each client and should be prepared to respond to inquiries regarding proxy decisions. Each PM/Analyst has the discretion to escalate questions regarding divergent interests to the head of the PM's desk, Operations or the Legal and Compliance department as necessary.
Affiliated Fund Considerations
PIMCO-Affiliated Fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP when doing so is in the client’s best interest and consistent with PIMCO’s fiduciary duties.
PIMCO-Affiliated Fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the Policy.

3. Escalation of Conflicts of Interest
Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for resolution, the Working Group will seek to mitigate the actual or potential conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:
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The extent and nature of the actual or potential conflict of interest;
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If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;
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The nature of the relationship of the issuer with the PM/Analyst or PIMCO (if any);
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Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and
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Whether the direction of the proposed vote would appear to benefit the PM/Analyst (including any personal relationship), PIMCO, a related party or another PIMCO client.
The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this Policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol.
PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.
The Legal and Compliance department will record the manner in which each such conflict is resolved.
ISP Oversight
Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP's engaged to provide PIMCO with proxy voting research and recommendations. PIMCO's due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP's capacity and competency to provide proxy voting research and recommendations6, and the ISP's compliance program.
Delegation of Proxy Voting Authority
Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
Reporting and Disclosure Requirements and the Availability of Proxy Voting Records7
For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX, which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website. PIMCO’s Funds Business Group is responsible for ensuring that this information is posted on each fund’s website. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities. PIMCO will also ensure that proper disclosure is made in each closed-end fund’s Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities.
Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO or its agents will not disclose to third parties its voting intentions or how it voted a proxy on behalf of a client in order to reduce the occurrence of actual or potential conflicts of interest. However, upon request from an appropriately authorized individual, PIMCO will disclose to PIMCO-named affiliates, its clients or an entity delegating voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a summary thereof: (i) in PIMCO’s Part 2 of Form ADV; or (ii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

Records
PIMCO or its agent (e.g., IMS West or the ISP) will maintain proxy voting records in accordance with applicable law.
1
Voting or consent rights shall not include matters that are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.
2
Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
3
Personal relationships include employee and immediate family member interests with an issuer.
4
The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
5
The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas, 2nd Floor, New York, NY 10036.
6
This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.
7
For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.
Effective: August 2003
Revised: May 2007, May 2010, October 2012, June 2014, November 2017, April 2020
Schroder Investment Management North America Inc.
Schroder Investment Management North America Inc. (“the Adviser”) treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems to be in the best interest of its clients. This proxy voting policy outlines the approach taken by the Adviser to the responsible use of voting rights in companies on behalf of our clients.
I. PROXY VOTING
The Adviser recognizes the responsibility to make considered use of voting rights. The Adviser therefore evaluates voting issues on our investments and, where the Adviser has the authority to do so, votes on them in line with our fiduciary responsibilities in what we deem to be the interests of our clients in accordance with applicable law. The Adviser: a. Has written policies and procedures that are reasonably designed to ensure that the Adviser votes in the best interest of clients in accordance with applicable law; b. Discloses to clients the ways in which they may obtain information on how the Adviser voted with respect to their securities; and c. Upon request from the client, provide details regarding its proxy policies and procedures.
II. PROXY COMMITTEE
The Adviser fulfills its responsibilities with respect to proxy voting with assistance from the Schroders Corporate Governance Group, which manages the proxy voting process for Schroders globally. The Group Proxy Committee is responsible for ensuring compliance with its proxy voting policy. When voting proxies, the Group Proxy Committee relies on the Global Environmental, Social and Governance Policy (“the Global Policy”) and the actual voting of proxies is carried out by Schroder Investment Management Ltd., a UK affiliate of the Adviser. The Group Proxy Committee exercises oversight to assure that proxies are: – Voted in accordance with the Global Policy and that any votes inconsistent with the Global Policy are documented; and – The Governance Group uses proxy research from third party service providers as part of their analytical process when making decisions on particular proxy proposals. The Adviser’s Proxy Committee oversees and reviews the actions of the Group Proxy Committee and bears ultimate responsibility for proxy voting decisions. It ensures that votes are in line with our fiduciary responsibilities in what the Adviser deems to be the best interests of our client in accordance with applicable law. The scope of the Adviser’s Proxy Committee’s activities are set out in the terms of reference that govern the activities of the Proxy Committee.
III. OVERSIGHT OF PROXY SERVICE PROVIDER
Schroders has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues, provide recommendations on how to vote those issues, and to provide administrative assistance with the proxy voting process. While the Group Proxy Committee takes into consideration the information provided by the Proxy Service Provider, the Group Proxy Committee votes all proxies based on the Global Policy and the Adviser’s determinations regarding the best interests of its clients. The Group Proxy Committee monitors the Proxy Service Provider’s performance and conflicts of interest to ensure the Adviser continues to vote proxies in the best interests of its clients in accordance with applicable law. As part of its ongoing oversight, the Group Proxy Committee performs periodic and ongoing due diligence on the Proxy Service Provider, which include among other things, steps to identify the Proxy Services Provider’s capacity, competency, and conflicts of interest.

IV. VOTING CONFLICTS OF INTEREST
Occasions may arise where a conflict or perceived conflict of interest related to a proxy proposal exists. In such situations, the Group Proxy Committee will follow the voting recommendations of the Proxy Service Provider. If a recommendation from the Proxy Service Provider is unavailable, however, or if the Group Proxy Committee believes it should override the recommendations of the Proxy Service Provider (for example, because following the recommendation could result in a vote that may also benefit, or perceived to benefit, the Adviser’s interest), then the Group Committee will obtain approval of the decision from the Global Head of Equities with the rationale of such vote being recorded in writing.
V. RECORD KEEPING
The Adviser is required to maintain records related to proxy voting statements received regarding client securities, records of votes cast, records of client requests for proxy information, and documents prepared by Schroders that were material to making the decision on how to vote. These must be maintained in an easily accessible place for five years.
VI. DISCLOSURE
The Adviser discloses in its Form ADV Part 2 that clients may contact their Client Service Representative to obtain the Proxy Voting Policy and information as to specific votes. 2. A summary of this Proxy Voting Policy and Procedures is included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.
VII. DUE DILIGENCE
The Chief Compliance Officer, along with the Compliance Department, periodically reviews a sample of proxy votes to determine whether those votes, acting through a third party, complied with policies and procedures. The Chief Compliance Officer may rely on reports provided by the Group Proxy Committee.
VIII. ANNUAL REVIEW
The Chief Compliance Officer, along with the Compliance Department, shall review, no less frequently than annually, the adequacy of these policies and procedures to ensure they continue to be reasonably designed to confirm that proxies are voted in the best interests of clients in accordance with applicable law.
State Street Global Advisors
State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors.
As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in this document.1
State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, the continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles (the “Principles”); however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.
At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.
State StreetGlobal Advisors’ Approval to Proxy Voting and Issuer Engagement
The “Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective. In those limited circumstances in which State Street Global Advisors acts as investment manager to a pooled investment vehicle that, pursuant to its governing documents, utilizes guidelines developed by a third-party advisor, the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines. With respect to such funds utilizing third-party guidelines, the terms of the applicable third-party guidelines shall apply in place of the Principles described herein.
The Principles support governance structures that we believe add to, or maximize shareholder value, for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.
Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.
In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level.
The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies covering various corporate governance and sustainability related topics outside of proxy season.
The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis, and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event-driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also consider the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:
Active
We use screening tools designed to capture a mix of company-specific data including governance and sustainability profiles to help us focus our voting and engagement activity. We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.
Reactive
Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.
We have established an engagement protocol that further describes our approach to issuer engagement.
Measurement
Our stewardship activities are designed to have an impact on company-specific and market-level disclosure and oversight practices that we believe protect and promote shareholder value.
Assessing the effectiveness of our company-specific engagement process can be challenging to measure. To limit subjectivity in measuring our success, we actively seek issuer feedback and monitor the actions taken by issuers post-engagement in order to identify tangible changes. This enables us to establishindicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over multiple years depending on the facts and circumstances involved. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. We also track the impact of our proxy votes by reviewing changing trends in market practices on specific corporate-governance or sustainability-related issues that we address through voting action. We report engagement and voting actions to clients on an annual basis.
We track the broader adoption of our stewardship priorities — Effective Board Oversight, Climate Risk Management, Human Capital Management, and Diversity, Equity, and Inclusion - which we consider core to creating long-term value, by assessing the number of market participants that have embraced positions consistent with our thought leadership and advocacy.
Proxy Voting Procedure
Oversight
The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines, and guidance published thereunder by State Street Global Advisors from time to time, available at ssga.com/about-us/asset-stewardship.html (collectively, the “Voting Policy”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The Asset Stewardship Team’s activities are overseen by our internal governance body, State Street Global Advisors’ ESG Committee (the “ESG Committee”). The ESG Committee is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, and proxy voting guidelines, and for monitoring the delivery of voting objectives.
Proxy Voting Process
In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Guidelines, (3) provider research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.
All voting decisions and engagement activities are undertaken in accordance with our in-house Voting Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy is the use of an independent third party to vote on State Street stock and other State Street Global Advisors affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we retain an independent fiduciary to make a voting decision where we believe we may be conflicted from voting (for example, due to an outside business interest). In such cases, delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines. We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we could refrain from voting at meetings in cases where:
• Power of attorney documentation is required.
• Voting will have a material impact on our ability to trade the security.
• Voting is not permissible due to sanctions affecting a company or individual.
• Issuer-specific special documentation is required or various market or issuer certifications are required.
• Unless a client directs otherwise, State Street Global Advisors will not vote proxies in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).
Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement. In rare circumstances where nuances within specific resolutions fall outside of the scope of existing voting guidelines, requiring case-by-case analysis, such resolutions are escalated to the head of Asset Stewardship and reported to the ESG Committee. Additionally, in certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.
Conflict of Interest
See our standalone Conflict Mitigation Guidelines.
Proxy Voting and Engagement Principles
Directors and Boards
The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders.

An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.
We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.
Accounting and Audit- Related Issues
We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.
The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.
Capital Structure, Reorganization and Mergers
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.
Compensation
We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation; we believe that there should be a direct relationship between executive compensation and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.
We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social issues. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material environmental or social topic would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social topics, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.
General/Routine
Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.
Fixed Income Stewardship
The two elements of our fixed income stewardship program are:
Proxy Voting:
While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:
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Approving amendments to debt covenants and/or terms of issuance
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Authorizing procedural matters, such as filing of required documents/other formalities
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Approving debt restructuring plans
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Abstaining from challenging the bankruptcy trustees
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Authorizing repurchase of issued debt security
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Approving the placement of unissued debt securities under the control of directors
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Approving spin-off/absorption proposals
Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.
Issuer Engagement
We recognize that debt holders have limited leverage with companies on a day-to-day basis. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan
As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors’ securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, bankruptcy and liquidation).
Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.
State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In cases in which we do not receive timely notice, we may be unable to recall the shares on or before the record date.
Reporting
For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.
Endnotes:
* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD)acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.
T. Rowe Price Associates, Inc.
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost to the client of voting outweigh the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Corporate Governance Team. Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For most companies, T. Rowe Price generally expects boards to maintain a majority of independent directors. T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.
Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our Responsible Investment team. T. Rowe Price takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility nature. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, T. Rowe Price generally supports calls for additional disclosure.
Global Portfolio Companies – The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.
Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
Wellington Management
2023 Global Proxy Voting Guidelines
WELLINGTON’S PHILOSOPHY
Wellington Management are long-term stewards of clients’ assets and aim to vote proxies for which we have voting authority in the best interest of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders and while written to apply globally, we consider differences in local practice, cultures, and law to make informed decisions.
It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will deliver sustainable, competitive investment returns for our clients.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends to any area that may affect the long-term sustainability of an investment, including the considerations of environmental, social, and governance (ESG) issues. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regards to proxy voting and engagement practices.
Generally, issues which can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proxy proposals on their merits and take voting action in a manner that best serves the interests of our clients. While manual votes are often resolved by ESG analysts, grounded in their sector and company research, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community-of- boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
When voting on shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we may provide clarification via direct engagement.
Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.

Detailed below are the principles which we consider when deciding how to vote.
VOTING GUIDELINES
BOARD COMPOSITION AND ROLE OF DIRECTORS
Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.
We consider shareholders’ ability to elect directors annually an important right and accordingly, generally support proposals to enable annual director elections and declassify boards.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on material issues. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support or have implemented poison pills without shareholder approval.
Time commitments
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with multiple external directorships. We reserve the right to vote against directors when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own.
We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for non-executives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.
Directors should also attend at least 75% of scheduled board meetings and we may vote against their re-election unless they disclose a valid reason.
Succession planning and board refreshment
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.
We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies.
Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board, key committees as well as individual directors, which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience and diversity on their boards over time.
In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards perform best when composed of an appropriate combination of executive and non-executive (in particular independent non-executive) directors to challenge and counsel management.
To determine appropriate minimum levels of board independence, we look to prevailing market best practices; two- thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board is less than one-third independent.
In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non- independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.
We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.

Board diversity
We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, diverse boardrooms encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.
We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. We expect for our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the re-election of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective or when the gender-diverse representation is below 20% at companies in major indices. Outside of these major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and provide clear and compelling reason why it has been unable to do so. We will continue to engage on ethnic diversity of the board in other markets and may vote against the re-election of directors where we fail to see improvements.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of ‘‘withhold’’ votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
We generally support proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high-caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one- time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an ‘‘evergreen’’ feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best interest. We generally support proposals calling for shareholder ratification of severance arrangements.
Retirement bonuses (Japan)
Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.
Claw-back policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw-back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple voting rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.
We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.
Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.
Proxy access
We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in-line with market norms.
Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support proposals lowering thresholds where the current level exceeds 15% and the shareholder proposals calls for a 10%+ threshold, taking into consideration the make-up of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients.
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record.
Cross-shareholdings (Japan)
Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We may vote against the highest-ranking director up for re-election for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time as well as legitimate business reasons given to retain specific shareholdings.
ENVIRONMENTAL TOPICS
We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.

Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. Proxy voting is a key tool we use for managing climate risks, as part of our stewardship escalation process.
We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate- related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies where climate plans and disclosures meaningfully lag our expectations for those companies.
Emissions disclosure
We encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions — upstream and downstream — with context and granularity from companies about the most significant Scope 3 sources, enhances our ability to evaluate investment risks and opportunities. We encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.
We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well- defined and attainable. We will generally vote against the re-election of the Chair of MSCI World companies, Climate Action 100+ companies, as well as companies assessed by the Transition Pathway Initiative (TPI) which do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year and where emissions intensity is material. We will expand this expectation to large cap companies in Emerging Markets in 2024.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential financial impacts of climate change, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long- term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. For Climate Action 100+ companies we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
We generally support shareholder proposals asking for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
Other environmental shareholder proposals
For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material impact and in our view is of benefit to investors. When voting on any shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue.
SOCIAL TOPICS
Corporate culture, human capital, and diversity, equity, & inclusion
Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results both positive and negative so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is diversity, equity, and inclusion. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity, equity, and inclusion (DEI) strategy that seeks to improve metrics over time and align management incentives accordingly. We expect companies in the US to publicly disclose their EEO-1 reporting and their strategy to create an inclusive, diverse, and equitable workplace. We see DEI practices as a material input to long-term performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is only possible when there is consistent, robust disclosure in place.
Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay equity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to eliminate disparities and promote equal opportunities for women and minorities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and risk management
In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management, including racial equity audits.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political contributions and lobbying
We generally support proposals asking for board oversight of a company’s political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist. In assessing shareholder proposals focused on lobbying, we also focus on the level of transparency of existing disclosures and whether companies clearly explain how they will respond if policy engagement of trade association membership to which they belong do not align with company policy.
Important Information
Wellington Management Company LLP (WMC) is an independently owned investment adviser registered with the US Securities and Exchange Commission (SEC). WMC is also registered with the US Commodity Futures Trading Commission (CFTC) as a commodity trading advisor (CTA) and serves as a CTA to certain clients including commodity pools operated by registered commodity pool operators. WMC provides commodity trading advice to all other clients in reliance on exemptions from CTA registration. WMC, along with its affiliates (collectively, Wellington Management), provides investment management and investment advisory services to institutions around the world. Located in Boston, Massachusetts, Wellington Management also has offices in Chicago, Illinois; Radnor, Pennsylvania; San Francisco, California; Frankfurt; Hong Kong; London; Luxembourg; Madrid, Milan; Shanghai; Singapore; Sydney; Tokyo; Toronto; and Zurich.

This material is prepared for, and authorized for internal use by, designated institutional and professional investors and their consultants or for such other use as may be authorized by Wellington Management. This material and/or its contents are current at the time of writing and may not be reproduced or distributed in whole or in part, for any purpose, without the express written consent of Wellington Management. This material is not intended to constitute investment advice or an offer to sell, or the solicitation of an offer to purchase shares or other securities. Investors should always obtain and read an up-to-date investment services description or prospectus before deciding whether to appoint an investment manager or to invest in a fund. Any views expressed herein are those of the author(s), are based on available information, and are subject to change without notice. Individual portfolio management teams may hold different views and may make different investment decisions for different clients.
©2022 Wellington Management Company LLP. All rights reserved.
Western Asset Management Company, LLC (Western Asset)
Background
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
POLICY
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by- case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.
PROCEDURES
Responsibility and Oversight
The Regulatory Affairs Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Regulatory Affairs Group maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Regulatory Affairs Group for coordination and the following actions:
a.
Proxies are reviewed to determine accounts impacted.
b.
Impacted accounts are checked to confirm Western Asset voting authority.
c.
The Regulatory Affairs Group reviews proxy issues to determine any material conflicts of interest. (see Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)
d.
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e.
The Regulatory Affairs Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Regulatory Affairs Group.
f.
Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a.
A copy of Western Asset’s proxy voting policies and procedures.
b.
Copies of proxy statements received with respect to securities in client accounts.
c.
A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d.
Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e.
A proxy log including:
1.
Issuer name;
2.
Exchange ticker symbol of the issuer’s shares to be voted;
3.
Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.
A brief identification of the matter voted on;
5.
Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.
Whether a vote was cast on the matter;
7.
A record of how the vote was cast; and
8.
Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest
All proxies are reviewed by the Regulatory Affairs Group for material conflicts of interest. Issues to be reviewed include, but are not limited to:
a.
Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
b.
Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
c.
Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I.
Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
1.
Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.
Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.
Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.
Votes are cast on a case-by-case basis in contested elections of directors.
2.
Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.
Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.
Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3.
Matters relating to Capitalization
The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a.
Western Asset votes for proposals relating to the authorization of additional common stock.
b.
Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.
Western Asset votes for proposals authorizing share repurchase programs.
4.
Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5.
Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a.
Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.
Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6.
Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a.
Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.
Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
7.
Reporting of Financially Material Information
Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.
II.
Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1.
Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.
Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.
Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.
III.
Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines:
1.
Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.
Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.
Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1.
Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.
Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3.
Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4.
Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
V.
Environmental, Social and Governance Matters
Western Asset considers ESG matters as part of the overall investment process. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.
As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.
As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.
Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.
Western Asset’s engagement process is aligned with the principles of the United Nations Global Compact (UNGC) and engages with issuers on the principles enshrined within it. Some of these issues include, but are not restricted to, Climate Risk and Environmental Management, Diversity and Development of Talent, Human Rights and Supply Chain Management, Product Safety and Security, Transparency in Reporting and Governance and Corporate Management As such, Western Asset seeks to integrate ESG principles into investment analysis where applicable and consistent with the Firm’s fiduciary duties. Although bondholders possess very different legal rights than shareholders, Western Asset believes it can impact ESG practices given its role in determining issuers’ cost of debt capital. By reinforcing the linkage between ESG practices and the cost of capital in meetings with issues, Western Asset seeks to guide issuers to improve their behavior around material ESG issues. Proxy voting practices reflect these priorities.
Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.
RETIREMENT ACCOUNTS
For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.
In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

Appendix C — Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund's portfolio manager as of each Fund's fiscal year ended December 31, 2022:
AllianceBernstein L.P.
Compensation for our investment professionals – portfolio managers, analysts, and traders — is designed to align with AllianceBernstein L.P.’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.
Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.
Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.
Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein L.P. portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.
Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.
Research Analysts: At AllianceBernstein L.P. research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.
Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.
Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein L.P. to effectively address liquidity conditions in the fixed income markets for our clients.
Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.
American Century Investment Management, Inc. (American Century)
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is determined by a combination of factors. One factor is investment performance. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. This is the case for the American Century-advised portion of the LVIP American Century Select Mid Cap Managed Volatility Fund. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the American Century-advised portion of the LVIP American Century Select Mid Cap Managed Volatility Fund is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of a number of American Century mutual funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed, and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability, or individual performance goals, such as research projects and/or the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
BAMCO, Inc.
The compensation for Mr. Rosenberg includes a base salary and an annual bonus that is based, in part, on the amount of assets he manages, as well as his individual long-term investment performance, his overall contribution to the Firm and the Firm’s profitability.

BlackRock Advisors, LLC
BlackRock Financial Management, Inc.
BlackRock Investment Management, LLC
(collectively, BlackRock)
The discussion below describes the portfolio managers’ compensation as of December 31, 2022.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock..
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Savage, Sietsema and Whitehead
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Savage, Sietsema and Whitehead is not measured against a specific benchmark.
Discretionary Incentive Compensation – Messrs. DeSpirito and Zhao
Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Funds and other accounts are: FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP).
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.:
Discretionary Incentive Compensation – Messrs. Allen and Rogal
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
Christopher Allen	Varied Euro-Based Benchmarks and global inflation benchmark.
David Rogal	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messrs. Rieder and Clayton and Koesterich
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. With respect to the/these portfolio manager(s), the/such benchmark(s) for the Fund(s) and other accounts is/are S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index and FTSE Non-US Dollar World Government Bond Index.
Discretionary Incentive Compensation – Messrs. Gillespie, Howard-Johnson, Rehan and Wilkinson
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark. With respect to these portfolio managers, the benchmark for this fund is: FTSE EPRA Nareit United States Index. The performance of other accounts or strategies managed by these portfolio managers may not be measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Clayton, DeSpirito, Howard-Johnson, Koesterich, Rieder, Rehan, Rogal, Savage, Sietsema, Whitehead and Zhao are eligible to participate in these plans.
United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Allen and Wilkinson are eligible to participate in these plans.
Singapore-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock Inc. has created a variety of incentive savings plans in which employees are eligible to participate, including the Singapore BlackRock Supplemental Retirement Plan (BSRP) and the Central Provident Fund (CPF) plan (mandatory retirement for Singapore nationals and Singapore Permanent Residents), BlackRock ORSO Retirement Plan (ORSO), and the BlackRock Employee Stock Purchase Plan (ESPP).
BlackRock contributes up to 10% of monthly salary to the BSRP and the CPF in total. BlackRock contributions follow the investment direction set by participants for their own contributions. The ORSO offers a range of investment options and the funds are managed by the firm. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Gillespie is eligible to participate in these plans.
Channing Capital Management, LLC
Each member of the investment team receives as compensation a percentage of the revenue the firm earns from portfolios managed by a particular Portfolio Manager. All employees are eligible to participate in the Company’s 401(k) Plan, after age and continuous employment requirements are met, and all employees are eligible for a discretionary year-end bonus. Awards of discretionary bonuses are made by taking into consideration factors such as professionalism, competence, teamwork, cooperation, courtesy to other staff members, constructive attitude, solutions-oriented approach to work, percentage of year worked for the Advisor, and the magnitude of the pool it
ClearBridge Investments, LLC (ClearBridge)
ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.
Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.
Discretionary compensation can include:
•
Cash Incentive Award
•
ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.
For research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.
ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.
•
Franklin Templeton Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Templeton restricted stock. The award is paid out to employees in shares subject to vesting requirements.
Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:
•
Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;
•
Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Meeting/CIO approach to generation of alpha.
•
Overall firm profitability and performance;
•
Amount and nature of assets managed by the portfolio manager;
•
Contributions for asset retention, gathering and client satisfaction;
•
Contribution to mentoring, coaching and/or supervising;
•
Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and
•
Market compensation survey research by independent third parties.
Delaware Investments Fund Advisers
Compensation Structure
Each portfolio’s manager’s compensation consists of the following:
Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus —
1. U.S. Small-Mid Cap Value Equity (K. Carabasi, K. Madden, S. Catricks, M. Foley)
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. (Morningstar) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
2. U.S. Large Cap Value Equity (R. Vogel, N. Lalvani, K. Bartholdson, E. Ksenak)
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. (Morningstar) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
3. U.S. Core Equity (F. Morris, C. Adams, M. Morris, D. Padilla, D. Reidinger)
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. (Morningstar) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
4. Fixed Income (D. Hillmeyer, D. Mardarovici and B. Scotto)
An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus. Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Asset Management and takes into account subjective factors.
For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.
Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).
Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).
Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Dimensional Fund Advisors LP
Dimensional’s portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the portfolios or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it’s Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•
Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.
•
Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock, as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees. In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC
Templeton Investment Counsel, LLC
The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•
Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
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Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
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Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Goldman Sachs Asset Management, L.P. (GSAM)
Compensation for GSAM Portfolio Managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
The benchmark for the LVIP Blended Large Cap Growth Managed Volatility Fund is Russel 1000® Growth Index.
The discretionary variable compensation for Portfolio Managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of the fund. Other factors may also be considered including: (a) general client/shareholder orientation, and (b) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, Portfolio Managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain Portfolio Managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation: In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Invesco Advisers, Inc. and Invesco Capital Management LLC (Invesco)
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
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Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
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Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco or Invesco Capital, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each Invesco portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against fund peer group
Invesco Capital[2,3]	Not applicable
1.
Rolling time periods based on calendar year-end.
2.
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
3.
Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the portfolio managers or any other senior executive of Invesco Capital to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco fund selected by the portfolio manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.
JPMorgan Investment Management, Inc. (JPMorgan)
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The Firm’s disciplined pay-for-performance framework focuses on Total Compensation – base salary and incentive pay - so that pay is commensurate with the overall performance of the Firm, respective businesses and individual performance. This includes a balanced discretionary approach to assess the employee’s performance throughout the year against four broad dimensions - business results, client/customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions appropriately consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To promote a proper pay-for-performance alignment, the Firm does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this balanced assessment of performance, for select employees in the Portfolio Management population, regard is given to the performance of relevant funds/strategies. Each Portfolio Manager’s performance is evaluated annually based on a number of factors, including, but not limited to:
•
The primary consideration which is blended investment performance relative to the competitive indices or peers over one, three, five and ten year periods, with investment performance generally weighted more to the long term;
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individual contribution relative to the client’s risk and return objectives; and
•
adherence with the Firm’s compliance, risk, regulatory and client fiduciary responsibilities, including adherence to the Sustainability Risk Integration Policy – J.P. Morgan Asset
Management, as applicable, which contains relevant Environmental, Social and Corporate
Governance (“ESG”) factors that are intended to guide investment decision-making.
Lincoln Financial Investments Corporation
The equity programs are designed to position LFI to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance. Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.
ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.
LONG-TERM INCENTIVE PLAN PROGRAM: From time to time long-term incentive equity awards are granted to certain key employees. Equity awards are generally granted in the form of Lincoln National Corporation restricted stock units that, once vested, settle in Lincoln National Corporation common stock.

DEFERRED COMPENSATION PROGRAM: A portion of the cash compensation paid to eligible LFI employees may be voluntarily deferred at their election for defined periods of time into an account that may be invested in mutual funds. The mutual fund investment options available in such accounts do not currently include LFI-advised funds.
Loomis, Sayles & Company, L.P.
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He also receives performance based compensation as portfolio manager for a private investment fund. Loomis Sayles’ senior management reviews the components annually.
In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee's behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.
Massachusetts Financial Services Company
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2022, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2022, the following benchmarks were used to measure the following portfolio managers' performance for the following Funds:
Fund / Portfolio Manager	Benchmark(s)
LVIP Blended Mid Cap Managed Volatility Fund
Eric Fischman	Russell Midcap® Growth Index

Fund / Portfolio Manager	Benchmark(s)
Paul Gordon	Russell Midcap® Growth Index
Eric Braz	Russell Midcap® Growth Index
LVIP MFS International Growth Fund
Kevin Dwan	MSCI EAFE Growth Index (net dividends)
Matthew Barrett	MSCI EAFE Growth Index (net dividends)
LVIP MFS Value Fund
Katherine Cannan	Russell 1000® Value Index
Nevin Chitkara	Russell 1000® Value Index
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Mondrian Investment Partners Limited (Mondrian)
Mondrian’s compensation program is designed to enable it to retain and motivate a team of high-quality employees with both attractive shorter-term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of clients and the company. Compensation is not based on the performance of specific funds or accounts managed.
Mondrian’s compensation program includes:
1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.
2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit-sharing pool determined by the company’s profitability (approximately 30% of profits).
3. Equity Ownership - Mondrian is employee owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in instalments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long-term equity value of the firm.
Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.
At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee
In determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.
Defined Contribution Pension Plan
All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.
Mondrian remuneration philosophy
The guiding principle of the company’s compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.
Approximately half of Mondrian employees are equity owners of the business. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.
Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable us to attract and retain high caliber employees.
Pacific Investment Management Company, LLC (PIMCO)
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and CORE values of collaboration, openness, responsibility and excellence.
Key Principles on Compensation Philosophy include:
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PIMCO’s compensation practices are designed to attract and retain high performers.
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PIMCO’s compensation philosophy embraces a corporate culture of rewarding behaviors aligned to our CORE values.
•
PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through awards linked to firm performance.
•
PIMCO’s “Discern and Differentiate” discipline incorporates individual performance rating to guide total compensation outcomes. The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager: Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
•
Performance measured over a variety of longer-and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•
Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
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Appropriate risk positioning 1and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
•
Contributions to mentoring, coaching and/or supervising members of team;
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Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•
With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction. PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation: Long Term Incentive Plan (“LTIP”) and/or the Carried Interest Compensation Plan is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
•
The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO and our clients’ success.
•
The Carried Interest Compensation Plan awards eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund's partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.
•
Eligibility to participate in LTIP and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan - Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Schroder Investment Management North America Inc.
Schroder Investment Management North America Inc. (“Schroders”) methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviours in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieve by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with our corporate values of excellence, integrity, teamwork, passion and innovation.
For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

SSGA Funds Management, Inc.
State Street Global Advisors’ (“SSGA”) culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.
SSGA recognizes and rewards outstanding performance by:
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Promoting employee ownership to connect employees directly to the company’s success.
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Using rewards to reinforce mission, vision, values and business strategy.
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Seeking to recognize and preserve the firm’s unique culture and team orientation.
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Providing all employees the opportunity to share in the success of SSGA.
T. Rowe Price Associates
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Wellington Management Company LLP
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Subadvisory Agreements between Wellington Management and Lincoln Financial Investments Corporation on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2022.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund's manager listed in the prospectuses who is primarily responsible for the day-to-day management of the Funds (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Managers is determined by the Portfolio Manager’s experience and performance in their role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Garabedian and Shilling are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
LVIP Wellington Capital Growth Fund	Russell 1000 Growth
LVIP Wellington SMID Cap Value Fund	Russell 2500 Value
Western Asset Management Company, LLC
At Western Asset, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in November.
The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:

Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.
The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.
Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.
Western Asset offers long-term incentives (in the form of a deferred cash plan) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are deferred and can be invested into a variety of Western Asset funds until the vesting date. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management's use of and access to the money.
For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (AUM and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

Lincoln Variable Insurance Products Trust
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP BlackRock Global Allocation Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Growth Allocation Managed Risk Fund
1301 South Harrison Street
Fort Wayne, Indiana 46802
Statement of Additional Information May 1, 2023
This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption — referred to as “Funds”—of Lincoln Variable Insurance Products Trust. Each Fund offers two classes of shares: Standard Class and Service Class.
Each Fund’s most recent Annual Report to shareholders, which contains each Fund’s audited financial statements, is incorporated herein by reference. This SAI should be read in conjunction with each Fund’s prospectus dated May 1, 2023, as may be amended or supplemented. You may obtain a copy of a Fund's prospectus and annual or semi-annual report upon request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 800-4-LINCOLN (454-6265).

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Description of the Trust and the Funds
Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Prior to April 30, 2003, each fund in the Trust in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003.
Each of the Funds is diversified within the meaning of the Investment Company Act of 1940 (“1940 Act”).
References to “Adviser” in this SAI include both Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) and a Fund's sub-adviser (if applicable) unless the context otherwise indicates.
The following Funds have changed their name within the past five years:
Current Fund Name	Former Fund Name	Date of Name Change
LVIP BlackRock Global Allocation Managed Risk Fund	LVIP BlackRock Global Allocation V.I. Managed Risk Fund	May 1, 2019
Fundamental Investment Restrictions
Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. In effecting its fundamental policies and investment restrictions, each Fund will look through to the portfolio holdings of any underlying funds in which it invests. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio (except for fundamental investment restriction 2 regarding borrowing).
Each Fund may not:
1.
Make investments that will result in the concentration — as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof — of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
2.
Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.
3.
Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
4.
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.
6.
Make loans of any security or make any other loan if, as a result, more than 33 1∕3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.
7.
With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.
The Securities and Exchange Commission’s (“SEC”) staff has taken the position that, for purposes of the concentration disclosure requirement, a fund investing more than 25% of its assets in an industry may be concentrating in that industry. See Registration Form
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Used by Open-End Management Investment Companies, Investment Company Act Release No. 23064 (Mar. 13, 1998), at note 163. Notwithstanding fundamental investment restriction 1 above, a Fund may concentrate in a particular industry to the extent that such concentration results from the Fund’s tracking or replication of an index.
The 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires an open-end fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage generally means the ratio that the value of a fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
“Senior securities” are generally fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks. A fund also may borrow an amount equal to up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings would not be considered senior securities.
Manager of Managers
Certain of the Funds employ a “manager of managers” structure, which means that the Fund’s investment adviser may delegate the management of some or all of the Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Trust has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Funds’ investment adviser – with Board approval – to enter into and amend a sub-advisory agreement for a Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, a Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Funds’ Adviser is not permitted to hire affiliated sub-advisers without shareholder approval.
The Funds have also received an SEC exemptive order (Investment Company Release Nos. 34727 and 34749) which permits the Funds’ Board of Trustees to approve new sub-advisory agreements or material amendments to an existing sub-advisory agreement at a meeting that is not in person, provided that the conditions of the order are satisfied. These conditions include, among others, the requirements that: (i) the Trustees will be able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting; (ii) management will represent that the materials provided to the Board include the same information the Board would have received if approval were sought at an in-person meeting; (iii) the need for considering the proposal at a non-in-person meeting will be explained to the Board; and (iv) the Trustees will have the opportunity to object to considering the proposal at a non-in-person meeting (in which case, the Board will consider the proposal at an in-person meeting unless the objection is rescinded).
What are the Underlying Funds?
Certain of the Funds are fund of funds (“Fund of Funds”), which means that the Fund of Funds invests some or all of its assets in one or more other mutual funds or exchange-traded funds (“Underlying Fund”). For this structure, the Fund of Funds may rely on certain federal securities laws that generally permit a fund to invest in affiliated and non-affiliated funds within certain percentage limitations and in other securities that are not issued by mutual funds. The Trust also has received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit the Fund of Funds to acquire shares of affiliated and non-affiliated funds beyond the statutory limits, subject to certain conditions. The Fund of Funds may also rely on an exemptive order from the SEC issued to a sub-adviser or an Underlying Fund.
Each Fund of Funds’ relative weightings in the Underlying Funds will vary over time. The Fund of Funds are not required to invest in any particular underlying fund. The Adviser or sub-adviser, as appropriate, may add, eliminate or replace underlying funds at any time and without notice and may invest in affiliated or non-affiliated funds or other types of investment securities.
In 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain SEC exemptive relief permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which permits such investments in excess of statutory limits, subject to certain conditions. The Fund of Funds began relying on Rule 12d1-4 as of January 19, 2021, the compliance date for the Rule.
Additional Investment Strategies and Risks
The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund's prospectus.
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Unless otherwise stated in the prospectus, investment strategies and techniques are generally discretionary. This means a Fund’s Adviser, or the investment advisers to any underlying fund, may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Adviser to the Funds or by other mutual funds in which a Fund invests.
Each Fund in this SAI operates using a Fund of Funds structure. Each of these Funds of Funds expects to invest its assets primarily in one or more Underlying Funds, while seeking to control the level of portfolio volatility by employing an actively managed risk-management strategy using up to 20% of its assets. As a result, these Funds of Funds may not invest directly in most of the securities and other instruments described below, but are subject to their risks through investment in the Underlying Funds.
Information relating to each Underlying Fund is as of the Underlying Fund’s most recent prospectus and SAI. For additional and more current information regarding each Underlying Fund, investors should read the Underlying Fund’s current prospectus and SAI.
The following narrative provides additional information concerning the investment strategies that the Funds may employ, either principal or discretionary, and the risks of those investment strategies.
All Funds Investments
The following additional investment strategy and risk information relates to all Funds.
Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.
The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s investment portfolio. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund's return and may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.
Cybersecurity. The use of technology is more prevalent in the financial industry, including the Funds’ management and operations, than in other industries. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. A cybersecurity breach may result in:
•
Financial losses to the Funds and shareholders;
•
The inability of the Funds to timely process transactions or conduct trades;
•
Delays or mistakes in materials provided to shareholders;
•
Errors or delays in the calculation of Funds’ net asset values;
•
Violations of privacy and other laws (including those related to identity theft);
•
Regulatory fines, penalties and reputational damage; and
•
Compliance and remediation costs, legal fees and other expenses.
In addition, the noted risks may adversely impact LFI, a Fund’s sub-adviser, if any, the Funds’ principal underwriter, administrator and other service providers to the Funds, as well as financial intermediaries (e.g., insurance company record holders) and parties with which the Funds do business. These risks, in turn, could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, especially as different or unknown risks may emerge in the future. This is particularly the case because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact. There is also the risk that cybersecurity breaches may not be detected.
Environment, Social, and Governance (“ESG”). Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in its prospectus, the Fund’s investment process may integrate ESG factors with traditional fundamental
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factors. The weight given to any particular ESG factor varies across asset classes, sectors, and strategies and no one factor is determinative. When integrating ESG factors into the investment process, the Fund may rely on third-party data believed to be reliable, but the accuracy of such third-party data is not guaranteed. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable, which may adversely impact the investment process. Moreover, ESG information, regardless of its source, is mostly based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Fund believes that consideration of ESG factors has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the consideration of ESG factors will result in better performance. Investor views on positive or negative ESG characteristics can differ, and the current lack of common standards may result in different approaches to considering ESG factors. Accordingly, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A Fund’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser determines the liquidity of investments purchased by the Funds, subject to the Fund’s liquidity risk management program, as approved by the Board of Trustees.
The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail themselves of Rule 144A under the Securities Act of 1933, which permits the Funds to purchase securities which have been privately placed and resell such securities to qualified institutional buyers. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.
If the value of a Fund’s assets invested in illiquid investments at any time exceeds the limitation on illiquid investments, the Fund will take actions, if any are appropriate, to maintain adequate liquidity.
Investment in Securities of Other Investment Companies. Under the 1940 Act, a Fund (other than a fund of funds) generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and unregistered investment companies.
A Fund operating as a “fund of funds” may rely on certain federal securities laws to permit it to invest in affiliated investment companies without limit, non-affiliated investment companies within the statutory limits described above and in other securities that are not issued by investment companies. The Funds have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit a Fund to acquire shares of affiliated and non-affiliated investment companies beyond the statutory limits described above, subject to certain conditions.
If a Fund invests its assets in shares of underlying funds, the Fund is exposed to the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. A Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying funds.
In 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain SEC exemptive relief permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which permits such investments in excess of statutory limits, subject to certain conditions. The Fund of Funds began relying on Rule 12d1-4 as of January 19, 2021, the compliance date for the Rule.
Lincoln National Corporation (LNC) Securities. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide. The Funds are prohibited from directly purchasing securities issued by LNC or any affiliate thereof, except that a Fund may hold shares of LNC or affiliates thereof if the Fund is an index fund (or invests in an index fund) whose investment strategies seek to track the investment performance of a broad-based index. A Fund may indirectly hold shares of LNC or affiliates thereof if the Fund invests in underlying funds which are not advised by affiliates of LNC.
Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a
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maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.
Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.
Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact an investment's yield. A Fund may invest in collective investment vehicles, the assets of which consist principally of money market instruments.
Operational Risk. Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund and the adviser (and sub-adviser, if any) seek to reduce these operational risks through controls and procedures. However, these measures do not completely eliminate such risk or address every possible risk and may be inadequate to address significant operational risks.
Pledging Assets. A Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for derivative instruments shall not be subject to the foregoing 15% requirement.
Private companies. The Funds may invest in private companies which can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent a Fund from selling their company shares for a period of time following the public offering.
Investments in private companies can offer a Fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.
Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. Certain Funds may also invest in purchase and sale contracts. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.
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Because a reverse repurchase agreement may constitute borrowing, while a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the adviser deems creditworthy. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.
Short Sales. A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to the risk that the counterparty will not be able to meet its obligations.
When a Fund enters into a short sale against the box, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated Instruments held at the time of the short sale and if certain other conditions are satisfied.
Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, including but not limited to, holding a substantial portion of the Fund's assets in cash or cash equivalents, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. If a Fund does so, different factors could affect performance and a Fund may not achieve its investment objectives.
Equity Investments
The following additional investment strategy and risk information relates to each Fund that may invest in equity securities.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund
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is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities generally are interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Equity Securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants. Equity securities may decline due to general market conditions, which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities.
Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated and the general risk that domestic and global economies have historically risen and fallen in periodic cycles. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.
Exchange-Traded Funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may invest in ETFs as a principal investment strategy and the Funds may also purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in the market for shares of an ETF could result in it being more volatile. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (NAV), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times. Furthermore, bid/ask spreads and the resulting premium or discount to NAV of the ETF’s shares may widen during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither LFI nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
ETF Authorized Participant Concentration Risk. For an underlying exchange-traded fund, only an “authorized participant” may engage in creation or redemption transactions directly with the ETF. The ETF may have a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the ETF and no other authorized participant is able to step forward to create or redeem “creation units,” the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a Fund which expire without being exercised will result in a loss to the Fund.
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Fixed Income Investments
The following additional investment strategy and risk information relates to each Fund that may invest in fixed-income securities.
Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors, including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing any credit enhancement. If the required payments of principal and interest are not made to the trust with respect to the underlying loans after the credit enhancement is exhausted, certificate holders may experience losses or delays in payment.
For many asset-backed securities, the cash flows from the pool are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the pool and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from an asset-backed security typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, asset-backed security tranches can experience substantial losses.
In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.
A Fund may invest in each of collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (SPE) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create synthetic exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced fire sale liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed-income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers. The rate of interest on a fixed-income security may be fixed, floating or variable. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
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The income earned by a Fund on investments in floating and variable rate securities will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus, a Fund’s income on such investments will be more unpredictable than the income earned on such investments with a fixed rate of interest.
Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.
As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the values of debt securities typically increase. In periods of rising interest rates, the values of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of a Fund’s shares to fluctuate in value.
A Fund’s share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services LLC (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.
Delayed Delivery and When-Issued Securities and Forward Commitments. Some Funds may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.
Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs are typically notes representing senior, unsecured, unsubordinated debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (reference instrument) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how a Fund characterizes and treat ETNs for tax purposes.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
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Floating Rate Debt Investments (LIBOR). The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the UK Financial Conduct Authority (“FCA”) publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On December 16, 2022, the Fed adopted a final rule that identifies the Secured Overnight Financing Rate (“SOFR”) as the replacement for USD LIBOR. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund. Additionally, alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
High Yield Fixed-Income Securities (“Junk” Bonds). Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed-income securities (commonly referred to as high yield bonds or “junk” bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.
High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.
The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws also may have a negative impact on the market for high yield bonds.
The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be “fair valued” in accordance with a Fund's procedures. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. The rate of interest on a loan may be fixed, floating or variable. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower’s failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could
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be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans directly or through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate (CMBS) or residential properties (RMBS). Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.
Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. CMOs and REMICs issued by private entities — so-called “non-agency mortgage-backed securities”—are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi- class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.
Fannie Maes and Freddie Macs are pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. However, in 2008, due to concerns related to the mortgage crisis, the Federal Housing Finance Agency placed these agencies into conservatorship and the U.S. government provided them with financial support.
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The Federal Housing Finance Agency and the White House have made public statements regarding plans to consider ending the conservatorship of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on their creditworthiness and guarantees of certain mortgage-backed securities. Should Fannie Mae's and Freddie Mac's conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund. In addition, under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain. There is no assurance that the U.S. government or its agencies will provide Freddie Mac or Fannie Mae with financial support in the future.
The value of mortgage-related securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.
Municipal Bonds. A Fund may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (Municipal Bonds). A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (State Municipal Bonds). A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (Non-Municipal Tax-Exempt Securities). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Other types of Municipal Bonds include, but are not limited to, moral obligation bonds, municipal notes, municipal lease obligations, tender option bonds, variable rate demand obligations, municipal interest rate swap transactions, insured municipal bonds and Build America bonds.
The issuer of Municipal Bonds pays a fixed, floating or variable rate of interest, and must repay the principal at maturity. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivatives.
The value of the Municipal Bonds may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers. There will be a limited market for certain Municipal Bonds and a Fund could face illiquidity risks.
Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The two principal classifications of Municipal Bonds are general obligation and revenue or special obligation bonds, which latter category includes private activity bonds (or industrial development bonds under pre-1986 law).
Real Estate Investment Trusts (“REITs”). Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the
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value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain an exemption from the 1940 Act. For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITS may be entitled to the deduction.
Real Estate Securities. A Fund investing significantly in the global real estate industry may carry a much greater risk of adverse developments in the real estate industry than a fund that invests less significantly in that industry. Real estate values rise and fall in response to a variety of factors, including: local, regional, and national and global economic conditions; interest rates; tax and insurance considerations; changes in zoning and other property-related laws; environmental regulations or hazards; overbuilding; increases in property taxes and operating expenses; or value decline in a neighborhood. When economic growth is slow, demand for property decreases and prices may decline.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
U.S. Government Securities. A Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). The guarantee by the U.S. Government may be affected by ongoing debt negotiations and related uncertainty or debt default.
Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.
U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.
A Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.
A Fund may invest in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.
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In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.
Foreign Investments
The following additional investment strategy and risk information relates to each Fund that may invest in foreign securities.
Investments in Russia. Investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions or other similar measures. Other similar measures may include, but are not limited to, banning Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia. Such sanctions or other similar measures – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund’s performance and/or ability to achieve its investment objective. It is also possible that such sanctions or similar measures may prevent U.S.-based entities that provide services to a Fund from transacting with Russian entities. Under such circumstances, a Fund may not receive payments due with respect to certain investments, such as the payments due in connection with the Fund’s holding of a fixed income security. In addition, such sanctions and other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. More generally, investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.
Russia has attempted, and may attempt in the future, to assert its influence in the region surrounding it through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia's economy and Russian issuers of securities in which a Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing, selling and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. Default by the Russian Federation on its sovereign debt will have implications to credit default swaps in relation to the Russian Federation. A Fund’s ability to participate in any resulting credit default swap auction or physical settlement process may be limited by, among other things, sanctions or other similar measures.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia.
Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still can occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. These services may be carried out by the companies themselves or by registrars located throughout Russia. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence, or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or
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other agent by inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections.
To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. A Fund may also experience difficulty in obtaining and/or enforcing judgments in Russia.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Foreign Currency Transactions. A Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A Fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). A Fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward contract with respect to a currency where the Fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge). Certain Funds may also invest in currency forwards to gain exposure to a particular currency or to enhance returns.
A Fund may enter into forward contracts to shift its investment exposure from one currency to another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.
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Successful use of currency management strategies will depend on the adviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the adviser anticipates. For example, if a currency’s value rose at a time when the adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.
Forward Foreign Currency Contract Risk. A Fund may use forward foreign currency contracts to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. These forward contracts are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the fund’s holdings, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.
Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments and therefore may reduce the value of foreign investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may be difficult to enforce legal rights in foreign countries.
Investing abroad involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, tariffs, trade embargoes or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability or collapse, military action or unrest, terrorism, regional conflicts, war or adverse diplomatic developments, which could negatively impact investments in those countries. The foreign countries in which a Fund invests may become subject to economic and trade sanctions or embargoes imposed by the U.S. or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.
Investing in emerging markets involves additional risks. An “emerging market company” generally is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase. The countries included in this definition will change over time. Foreign investment considerations generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. In many emerging markets, including China, there also is substantially greater risk that company disclosures will be incomplete or misleading and, in the event of investor harm, substantially less access to recourse, in comparison to U.S. domestic companies. Furthermore, with respect to business operations in China, there are significant risks due to the inability of the Public Company Accounting Board to access the audit work papers of Chinese audit firms. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain.
In addition to investing directly in equity securities, the Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the
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global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.
On January 31, 2020, the United Kingdom officially withdrew from the EU (commonly known as “Brexit”). Negotiators representing the United Kingdom and EU came to a preliminary trade agreement that took effect on January 1, 2021, but many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of a Funds’ investments and/or on a Funds’ ability to enter into certain transactions or value certain investments. These developments also may make it more difficult for a Fund to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.
Derivatives Investments
The following additional investment strategy and risk information relates to each Fund that may invest in derivatives.
Derivatives. SEC Rule 18f-4 regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds’ securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and the other relevant transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Investment Adviser cannot predict the effects of these requirements on the Funds. The Investment Adviser intends to monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Equity Linked Securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. A Fund may invest up to 10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid. In some instances, investments in equity linked securities may be subject to the Fund's limitation on investments in investment companies.
Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.
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Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed and vice versa. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities, equity securities, fixed-income securities or commodities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a Futures Commission Merchant (FCM) when the contract is entered into and to maintain the required variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which can distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of cash price trends by the adviser still may not result in a successful use of futures.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity compared to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price fluctuates by more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.
Although a Fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund is required to post cash or other assets as margin that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
Successful use of futures contracts as a hedge is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.
Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each Fund has filed a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) and, therefore, is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act (CEA). Funds operating as “funds of funds” have also claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. These exemptions impose limitations on the amount of commodity interests that may be held directly or indirectly by a Fund.To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. With respect to Funds operating as “funds of funds,” when the temporary exemption expires (which will occur when specific regulatory guidance is issued by the CFTC), each Fund will evaluate whether it continues to be eligible to claim an exclusion from CFTC regulation or if, considering any factors relevant based on the nature of the regulatory guidance when it is issued, it should register and operate under CFTC regulation. Consequently, these Funds may incur additional expenses relating to CFTC compliance.
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Indexed Securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-indexed bonds are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying investments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Common issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
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Unlike transactions entered into by a Fund in futures contracts and options on futures contracts, certain options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the CBOE Options Exchanges, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corp. (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.
Options on Futures Contracts. A Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.
As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out
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the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
The successful use of a Fund’s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although a Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the OCC, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a Fund were to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.
Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to
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the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. Stock index futures may be used to hedge the equity portion of a Fund’s securities portfolio with regard to market risk (involving the market’s assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.
Structured Products. A Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.
Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments (commodity-linked notes). Commodity-linked notes may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The purchase of commodity-linked notes will expose a Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, relatively less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be structured by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Issuers of structured notes include corporations and banks. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, relatively less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.
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An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. Another type of swap is an inflation swap in which one party transfers inflation risk to another party through an exchange of cash flows. One of the parties pays a fixed rate tied to a notional principal amount, while the other party pays a floating rate tied to an inflation index.
A cap is a contract for which the buyer pays a fee, or premium, to obtain protections against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.
Swap transactions, caps and floors are typically net basis contracts (i.e., the two payment streams are netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each transaction will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess may be required to be posted as collateral with the counterparty as security for such obligations.
A Fund may enter into a credit default swap (CDS) contract, which is an instrument by which one party transfers to another party the financial risk of a certain credit event as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection given by the seller of the CDS contract, the purchaser of the protection agrees to pay the seller of the protection a periodic premium. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuers of its holdings or to decreases in certain markets. The Fund might also sell protection and use CDS contracts to increase or vary exposure to certain securities or markets. As the seller of protection, in the event a credit event occurs, the seller of protection has the obligation to make the purchaser whole or pay an agreed upon amount in return for the transfer to the seller of protection of the reference securities.
CDS contracts do not involve netting, but require the payment of a premium by the purchaser of protection and if a credit event occurs, the delivery to the seller of protection of the reference securities, securities equal in value to the reference securities or the negotiated monetary value of the obligation. If a credit event occurs, the seller of protection has the obligation to make the purchaser of protection whole or pay an agreed upon amount. The Fund will post cash or other liquid assets as collateral to cover its obligations under the swap transaction.
A Fund may enter into currency swaps. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Fund’s use of these transactions will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
A significant risk in swap transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the ability of the counterparty to meet its contractual obligations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the EU, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”). Currently, some transactions are required to be centrally cleared. Swap transactions that are not centrally cleared may be relatively less liquid than exchange-traded instruments and are subject to margin requirements that will be implemented on a phased-in basis. Central clearing is expected to decrease counterparty risk by interposing the central clearinghouse as the counterparty to each of the parties to the original bi-lateral swap contract.
The Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and
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will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
More about the LVIP BlackRock Global Allocation Managed Risk Fund. The LVIP BlackRock Global Allocation Managed Risk Fund invests in a single Underlying Fund. In addition to the main strategies and risks described in the prospectus and elsewhere in this SAI, the Underlying Fund may employ certain other investment strategies, which together with their additional risks, are described in more detail below.
Additional Strategies:
Securities Lending — The Underlying Fund may lend securities with a value up to 33 1∕3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Additional Risks:
Precious Metal Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Underlying Fund.
Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Underlying Fund buys will lose value prior to its delivery to the Underlying Fund and will no longer be worth what the Underlying Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
SEC Names Rule Requirement
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
LVIP Global Aggressive Growth Allocation Managed Risk Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provides exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
LVIP U.S. Growth Allocation Managed Risk Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities is a non-fundamental policy changeable only upon 60 days’ notice to share holders.
Portfolio Transactions and Brokerage
The Funds' Adviser or sub-advisers (as applicable) (collectively referred to as the Adviser) are responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In the
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U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser currently provides investment advice to a number of other clients. The Adviser will allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations, among the major factors the Adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser, as the case may be).
On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including a Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.
In connection with effecting portfolio transactions, consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The Adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.
The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time and will receive reports regarding brokerage practices. The nature of the research services provided to the Adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the Adviser regards as a useful supplement of its own internal research capabilities.
The Adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the Adviser; in addition, the Adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.
During the last three fiscal years ended December 31, 2022, 2021 and 2020, the following Funds incurred brokerage commissions as follows:
	2022	2021	2020
LVIP American Global Balanced Allocation Managed Risk Fund	$40,235	$2,607	$47,507
LVIP American Global Growth Allocation Managed Risk Fund	174,209	10,702	206,965
LVIP BlackRock Global Allocation Managed Risk Fund	51,084	3,183	49,727
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	30,515	7,496	52,996
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	33,573	10,018	58,116
LVIP Global Aggressive Growth Allocation Managed Risk Fund	18,838	497	10,737
LVIP Global Conservative Allocation Managed Risk Fund	24,216	1,673	35,753
LVIP Global Growth Allocation Managed Risk Fund	484,800	43,247	583,265
LVIP Global Moderate Allocation Managed Risk Fund	303,502	39,650	410,782
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	12,634	692	7,158
LVIP U.S. Growth Allocation Managed Risk Fund	83,692	10,605	90,785
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No Commissions to Finance Distribution
The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund's portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund's brokerage commissions are not used to finance the distribution of Fund shares.
Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund’s portfolio securities. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While the Funds are not managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

	2022	2021
LVIP American Global Balanced Allocation Managed Risk Fund[1]	88%	12%
LVIP American Global Growth Allocation Managed Risk Fund[1]	89%	13%
LVIP BlackRock Global Allocation Managed Risk Fund[2]	3%	6%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund[2]	5%	6%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund[1]	7%	6%
LVIP Global Aggressive Growth Allocation Managed Risk Fund[1]	22%	15%
LVIP Global Conservative Allocation Managed Risk Fund[2]	16%	17%
LVIP Global Growth Allocation Managed Risk Fund[1]	19%	15%
LVIP Global Moderate Allocation Managed Risk Fund[1]	19%	15%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund[1]	28%	18%
LVIP U.S. Growth Allocation Managed Risk Fund[1]	22%	15%
1
The Fund’s portfolio turnover increased in 2022 due to increased trade activity.
2
The Fund’s portfolio turnover decreased in 2022 due to decreased trade activity.
Trustees and Officers
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust's officers are responsible for the Funds' day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of the Trust.
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Interested Trustee
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Financial Investments Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	109	Lincoln Financial Investments Corporation; CITRS, Inc.
*
Mr. Bronchetti is an interested person of the Trust because he is a Director and an Officer of Lincoln Financial Investments Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.
Independent Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy School
NY/NJ/CT Alumni Network
(President); Board of
Directors of the University
of North Carolina, School of
Law Alumni Association

Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of Pricewaterhouse Coopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women, Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	Thornbury Income Builder Opportunities Trust since 2020
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016
Director and President, Lincoln Financial
Investments Corporation; Chief Investment
Officer of The Lincoln National Life
Insurance Company; Formerly: Director,
Senior Vice President and Head of Funds
Management.

William P. Flory, Jr. 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1961	Vice President, Treasurer, and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate Account
Operations and Mutual Fund Administration,
The Lincoln National Life Insurance
Company; Formerly: Second Vice President,
Director of Separate Account Operations,
The Lincoln National Life Insurance
Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019
Vice President and Assistant Secretary,
Lincoln Financial Investments Corporation;
Vice President, The Lincoln National Life
Insurance Company; Vice President, Lincoln
Life & Annuity Company of New York; Vice
President, Lincoln National Corporation.

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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Mangement, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel – Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer and
Assistant General Counsel, Lincoln National
Corporation; Vice President, Secretary, and
Chief Legal Officer, Lincoln Financial
Investments Corporation.

Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial Investments
Corporation; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Senior Vice President, Lincoln
Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies, Lincoln Financial
Investments Corporation; Senior Vice
President, Lincoln Life & Annuity Company
of New York; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Formerly, Head of Product
Management, Nationwide Investment
Management Group

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Trustee Qualifications
The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust’s Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange Commission (SEC), and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.
Jayson R. Bronchetti. Mr. Bronchetti has served as Director and President of Lincoln Financial Investments Corporation since August 2016. Mr. Bronchetti also serves as an officer of The Lincoln National Life Insurance Company. Mr. Bronchetti joined Lincoln Financial Group in 2013. Mr. Bronchetti previously served as Executive Director of Debt Capital Markets for J.P. Morgan. He has also held positions in private equity, fixed income asset management, credit research, and trading with Macquarie Investments and Bank of America. He is a founding Chapter Executive of the Chartered Alternative Investment Analyst (“CAIA”) Society of Philadelphia and has served as a board member on several private equity owned companies and charitable foundations. Mr. Bronchetti received a bachelor’s degree in finance, with a minor in economics, from Miami University in Oxford, Ohio. He is also a graduate of the Executive
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Development Program at the Wharton School of the University of Pennsylvania. Mr. Bronchetti is a member of the CFA Society of Philadelphia, and holds Series 7, Series 79, and Series 63 securities licenses.
Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a director of Fit and Fresh (a manufacturer of consumer housewares products), Lumisource + Grandview Gallery (designer and distributor of residential furniture and lighting products), and Giftcraft (a provider of consumer gift products). He has previously served as a director of multiple other companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.
Ken C. Joseph. Mr. Joseph has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. He is currently a Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas for Kroll LLC (formerly Duff & Phelps, LLC). Mr. Joseph previously served for over 20 years at the U.S. Securities & Exchange Commission, including as Associate Director/Senior Officer in the Division of Examinations (formerly known as the Office of Compliance Inspections and Examinations), and as an Assistant Director in the Division of Enforcement. He previously served as an Associate Dean of St. John’s University, NY. Currently, he serves on the Board of Directors of the Harvard Kennedy School NY/NJ/CT Alumni Network (President), University Settlement, and the University of North Carolina, School of Law Alumni Association. Mr. Joseph provides the board with compliance, securities law and business experience.
Barbara L. Lamb. Ms. Lamb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. She retired from WH Trading LLC in 2022. Ms. Lamb served as a Managing Director of Finance and Administration for WH Trading LLC from 2015-2022. She previously served as a Managing Director of Cheiron Trading LLC from 2012-2015 and a Financial Officer for Valorem Law Group, LLC from 2008-2009. Previously, she served as Chief Development Officer for Market Liquidity, LLC from 1999-2001. Ms. Lamb served as Chief Credit Officer, Senior Vice President, and Director for The Chicago Corporation from 1986-1998 and in several finance and development positions from 1980-1986. Ms. Lamb holds the Chartered Financial Analyst Designation and is a member of the CFA Institute of Chicago. Through her experience, Ms. Lamb provides the board with risk management and investing insight.
Gary D. Lemon, Ph.D. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust from 2004 to 2006 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a Professor of Economics and Management at DePauw University and is the current Chair of the Economics and Management department. Dr. Lemon was formerly the James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship at DePauw University. He is a former member of the Greencastle City Council and the Greencastle Redevelopment Commission. He is an author of a book on investing. He has also served on several other committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight.
Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008, where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.
Charles I. Plosser. Mr. Plosser has served as a Trustee of Lincoln Variable Insurance Products Trust since 2018. Mr. Plosser formerly served as a Public Governor for FINRA, the Financial Industry Regulatory Authority, where he serves on the Investment Committee and the Finance, Operations and Technology Committee. Mr. Plosser served as the Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc. from August 2006 to March 2015 and as Chairman of the Investment Committee of the Federal Reserve System Retirement Systems. Mr. Plosser was the John M. Olin Distinguished Professor of Economics and Public Policy and Director of the Bradley Policy Research Center at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he also served as Dean from 1993 to 2003. Mr. Plosser was also a professor of economics in the Department of Economics at the University of Rochester, a senior research associate at the Rochester Center for Economic Research in the University’s College of Arts and Science and a research associate at the National Bureau of Economic Research in Cambridge, Massachusetts. He has also been a visiting scholar at the Bank of England and Federal Reserve Bank of Minneapolis. He has served as a consultant to numerous corporations, including Chase Manhattan Bank, Eastman Kodak Company and The Wyatt Company, on topics ranging from strategic planning and forecasting to portfolio and pension fund management, capital budgeting and financial analysis. Through his experience, Mr. Plosser provides federal banking experience and economic knowledge.
Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief
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Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time, she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.
Manisha A. Thakor. Ms. Thakor has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. Ms. Thakor currently serves at MoneyZen LLC, which she founded in 2009. From 2018-2020, Ms. Thakor served as Vice President at Brighton Jones. From 2015-2017, Ms. Thakor served as Director of Wealth Strategies for Women at Buckingham Financial. She is a Board member of The National Endowment for Financial Education. Ms. Thakor is also a Chartered Financial Analyst (CFA) charterholder and Certified Financial Planner (CFP®). Ms. Thakor provides the Board with investment management experience and financial services industry insight.
Brian W. Wixted. Mr. Wixted has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. Mr. Wixted formerly served as a consultant for CKC Consulting and since 2019, as an Advisory Partner with AI Capital. Mr. Wixted served as the Senior Vice President of Finance and Fund Treasurer of the Oppenheimer Funds from 1999-2016. He served as the Principal and Chief Operating Officer of Bankers Trust Company’s Mutual Funds Group from 1995-1999 and the Vice President and Chief Financial Officer for CS First Boston Investment Management Corp from 1991-1995. Mr. Wixted served as Vice President and Accounting Manager with Merrill Lynch Asset Management from 1987-1991. From 1981-1987, he held several accounting positions with brokerage and accounting firms. Mr. Wixted holds a Certified Public Accountant designation and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Through his experience, Mr. Wixted provides mutual fund, investment management and financial services industry insight.
Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery at BNY Mellon Asset Servicing from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Prior to that, Ms. Wolcott served as Executive Vice President of the predecessor firm, PFPC Worldwide Inc., from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial services industry insight.
Board Oversight
The primary responsibility of the Board of Trustees is to represent the interests of the Trust’s shareholders and to provide oversight of the management of the Funds. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently composed of eleven trustees, ten of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Trustee). The Interested Trustee serves as the Chairperson of the Board.
The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.
Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Fund’s expenses, oversee compliance with regulatory requirements, and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.
As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Fund’s investment performance with the Adviser at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act and a quarterly report regarding the operation of the Trust’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.
The Board considered the number of Funds in the Trust, the total assets of the Trust and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of the Trust.
34

Board Committees
Audit Committee. The Board of Trustees has established an Audit Committee. The Audit Committee oversees the Funds’ financial reporting process on behalf of the Board of Trustees and reports its activities to the Board. The Audit Committee assists and acts as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust’s systems of controls, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Ken C. Joseph, Barbara L. Lamb, Thomas A. Leonard, and Brian W. Wixted (Chair). The Audit Committee met four times during the last fiscal year.
Investment Committee. The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Steve A. Cobb (Chair), Gary D. Lemon, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor and Nancy B. Wolcott. The Investment Committee met four times during the last fiscal year.
Nominating and Governance Committee. The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board of Trustees. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. The members of the Nominating and Governance Committee are Independent Trustees: Steve A. Cobb, Ken C. Joseph, Barbara L. Lamb, Gary D. Lemon, Thomas A. Leonard, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor, Brian W. Wixted, and Nancy B. Wolcott (Chair). The Nominating and Governance Committee met four times during the last fiscal year. The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801.
Ownership of Securities
As of December 31, 2022, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2022, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:
Interested Trustee
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jayson R. Bronchetti	None	None
Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Steve A. Cobb
LVIP Baron Growth Opportunities Fund – $10,001 – $50,000
LVIP Dimensional U.S. Core Equity 2 Fund – $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000
LVIP SSGA S&P 500 Index Fund – $10,001 – $50,000
Over $100,000
Ken C. Joseph	LVIP Vanguard Domestic Equity ETF Fund – $50,001 – $100,000	$50,001 – $100,000
Barbara L. Lamb
LVIP Dimensional U.S. Core Equity 1 Fund – $10,001 – $50,000 LVIP Dimensional U.S.
Core Equity 2 Fund – $10,001 – $50,000
LVIP Dimensional International Core Equity Fund – $10,001 – $50,000
LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000
Over $100,000
Gary D. Lemon
LVIP Dimensional International Equity Managed Volatility Fund – $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000
LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000
Over $100,000
Thomas A. Leonard	LVIP Structured Moderate Allocation Fund – Over $100,000	Over $100,000
Charles I. Plosser	LVIP SSGA Moderate Index Allocation Fund – Over $100,000	$50,001 – $100,000
35

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Pamela L. Salaway	LVIP Baron Growth Opportunities Fund – $10,001 – $50,000 LVIP Mondrian International Value Fund – $10,001 – $50,000 LVIP SSGA S&P 500 Index Fund – Over $100,000	Over $100,000
Manisha A. Thakor	LVIP SSGA Small Cap Index Fund – $10,001 – $50,000 LVIP SSGA Nasdaq-100 Index Fund – $10,001 – $50,000	$50,001 – $100,000
Brian W. Wixted
LVIP SSGA S&P 500 Fund – $10,001 – $50,000
LVIP SSGA Bond Index Fund – $10,001 – $50,000
LVIP SSGA Short-Term Bond Index Fund – $10,001 – $50,000
LVIP SSGA Mid Cap Index Fund – Under $10,000
LVIP SSGA Small-Cap Index Fund – Under $10,000
$50,001 – $100,000
Nancy B. Wolcott	LVIP American Balanced Allocation Fund – $50,001 – $100,000	$50,001 – $100,000
Brian Wixted served as officer for OppenheimerFunds, Inc. (“Oppenheimer”) from 1999 until his retirement in 2016. He has a deferred compensation plan previously sponsored by Oppenheimer where he receives an annual payout for a fixed number of years based on the performance of phantom share investments in Oppenheimer funds. In 2019, Invesco acquired Oppenheimer and assumed financial responsibility for payments under the former Oppenheimer deferred compensation plan. Invesco began serving as a sub-adviser to certain LVIP Funds on February 8, 2019. Payments under the plan to Mr. Wixted have exceeded $120,000 during the past two calendar years. The payment amounts are determined by previously established factors (i.e., performance of the relevant funds), and the payment amounts are not impacted by the profits of Oppenheimer or Invesco.
Compensation
The following table sets forth the compensation paid to the Trust’s Independent Trustees and by the Fund Complex for the fiscal year ended December 31, 2022:
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex
Steve A. Cobb, Trustee	$341,500	$341,500
Ken C. Joseph, Trustee*	$317,500	$317,500
Barbara L. Lamb, Trustee	$317,500	$317,500
Gary D. Lemon, Trustee	$317,500	$317,500
Thomas A. Leonard, Trustee	$385,500	$385,500
Charles I. Plosser, Trustee	$317,500	$317,500
Pamela L. Salaway, Trustee	$317,500	$317,500
Manisha A. Thakor, Trustee*	$317,500	$317,500
Brian W. Wixted, Trustee	$341,500	$341,500
Nancy B. Wolcott, Trustee	$327,500	$327,500
*
Effective January 1, 2022, Mr. Joseph and Ms. Thakor were appointed as Independent Trustees of the Trust.
Investment Adviser and Sub-Advisers
Investment Adviser. Lincoln Financial Investments Corporation (“LFI” or the “Adviser”) is the investment adviser to the Funds. LFI is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”). LFI's address is 150 N. Radnor-Chester Road, Radnor, Pennsylvania 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
Pursuant to the Investment Management Agreement, LFI manages each Fund's portfolio investments and reports to the Board of Trustees. Each Fund pays LFI a monthly fee equal to a percentage of the average daily net assets of that Fund. The aggregate annual rates of the fees payable by each Fund to LFI may vary according to the level of assets of that Fund.
For the fiscal year ended December 31, 2022, each Fund paid fees to LFI equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
36

Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP American Global Balanced Allocation Managed Risk Fund	0.25%
LVIP American Global Growth Allocation Managed Risk Fund	0.25%
LVIP BlackRock Global Allocation Managed Risk Fund	0.07%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.25%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	0.24%
LVIP Global Aggressive Growth Allocation Managed Risk Fund	0.24%
LVIP Global Conservative Allocation Managed Risk Fund	0.24%
LVIP Global Growth Allocation Managed Risk Fund	0.24%
LVIP Global Moderate Allocation Managed Risk Fund	0.24%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	0.24%
LVIP U.S. Growth Allocation Managed Risk Fund	0.24%
Advisory Fees Paid by Each Fund
For the last three fiscal years ended December 31, the Funds paid the net amounts, as reflected in the table below, for investment advisory services:
	2022	2021	2020
LVIP American Global Balanced Allocation Managed Risk Fund	$3,579,267	$4,175,819	$4,072,285
LVIP American Global Growth Allocation Managed Risk Fund	6,999,884	8,546,112	8,146,529
LVIP BlackRock Global Allocation Managed Risk Fund	595,857	727,516	688,909
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	1,162,279	1,303,464	1,247,039
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	1,493,667	1,653,909	1,463,647
LVIP Global Aggressive Growth Allocation Managed Risk Fund	540,025	509,351	329,331
LVIP Global Conservative Allocation Managed Risk Fund	2,298,445	2,816,236	2,813,097
LVIP Global Growth Allocation Managed Risk Fund	15,806,339	19,502,416	18,978,811
LVIP Global Moderate Allocation Managed Risk Fund	12,704,376	15,520,598	15,301,067
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	415,967	413,891	261,785
LVIP U.S. Growth Allocation Managed Risk Fund	4,142,971	4,566,516	3,830,733
Expense Reimbursements
For the last three fiscal years ended December 31, LFI reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:
	2022	2021	2020
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$44,859	$31,011	$77,084
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	49,014	35,356	73,874
With respect to LVIP BlackRock Global Allocation Managed Risk Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.075% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund and LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, the Adviser has contractually agreed to waiver the following portion of its advisory fee for the Fund: 0.005% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Global Aggressive Growth Allocation Managed Risk, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.005% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse expenses to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.325% of average daily net assets for the Standard Class of the Fund (and 0.575% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
37

With respect to the LVIP Global Conservative Allocation Managed Risk, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.01% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
With respect to the LVIP Global Growth Allocation Managed Risk, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.01% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
With respect to the LVIP Global Moderate Allocation Managed Risk, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.015% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
With respect to the LVIP U.S. Aggressive Growth Allocation Managed Risk, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.015% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse expenses to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.315% of average daily net assets for the Standard Class of the Fund (and 0.565% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
With respect to the LVIP U.S. Growth Allocation Managed Risk, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.01% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.
Consulting Services. LFI has retained Goldman Sachs Asset Management, L.P. (GSAM) to provide consulting services to LFI relating to certain Funds. LFI pays consulting fees to such entities out of its advisory fees. GSAM does not have discretionary authority and cannot determine which securities the Funds will purchase or sell.
Sub-Advisers. As adviser, LFI is primarily responsible for investment decisions affecting each of the Funds under its management. For some Funds, LFI has delegated day-to-day portfolio management responsibility to investment management firms that serve as sub-advisers. Each sub-adviser makes investment decisions for its respective Fund in accordance with that Fund’s investment objectives and places orders on behalf of that Fund to effect those decisions. With respect to the Funds that are sub-advised, LFI provides ongoing oversight, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews.
Fund	Sub-Adviser
LVIP American Global Balanced Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP American Global Growth Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP BlackRock Global Allocation Managed Risk Fund	BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
LVIP Global Aggressive Growth Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
38

Fund	Sub-Adviser
LVIP Global Conservative Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP Global Growth Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP Global Moderate Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP U.S. Growth Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
BlackRock Investment Management, LLC (BlackRock) is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc., through its subsidiaries and divisions, provides (i) investment management services to individuals and institutional investors through separate account management, non-discretionary advisory programs and commingled investment vehicles; (ii) risk management services, investment accounting and trade processing tools; (iii) transition management services, and (iv) securities lending services. BlackRock has been an investment advisor since 1999.
Milliman Financial Risk Management LLC (Milliman FRM) is a wholly-owned subsidiary of Milliman, Inc. Milliman FRM is a global leader in financial risk management to the retirement savings industry. Established in 1998, Milliman FRM includes over 200 professionals operating from three trading platforms around the world.
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP American Global Balanced Allocation Managed Risk Fund	0.04%
LVIP American Global Growth Allocation Managed Risk Fund	0.04%
LVIP BlackRock Global Allocation Managed Risk Fund	0.04%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.05%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	0.05%
LVIP Global Aggressive Growth Allocation Managed Risk Fund	0.04%
LVIP Global Conservative Allocation Managed Risk Fund	0.04%
LVIP Global Growth Allocation Managed Risk Fund	0.04%
LVIP Global Moderate Allocation Managed Risk Fund	0.04%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	0.04%
LVIP U.S. Growth Allocation Managed Risk Fund	0.04%
Sub-Advisory Fees Paid by Each Fund
During the last three fiscal years ended December 31, the following amounts were paid for investment sub-advisory services with respect to the management of each Fund. LFI, not the Fund, pays all sub-advisory fees owed.
	2022	2021	2020
LVIP American Global Balanced Allocation Managed Risk Fund	$572,683	$695,970	$802,980
LVIP American Global Growth Allocation Managed Risk Fund	1,119,981	1,395,284	1,583,739
LVIP BlackRock Global Allocation Managed Risk Fund	317,790	388,009	430,424
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	257,349	286,477	313,683
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	330,603	363,902	365,936
LVIP Global Aggressive Growth Allocation Managed Risk Fund	88,167	83,159	62,496
LVIP Global Conservative Allocation Managed Risk Fund	383,074	469,373	554,805
LVIP Global Growth Allocation Managed Risk Fund	2,634,390	3,250,403	3,750,209
LVIP Global Moderate Allocation Managed Risk Fund	2,162,447	2,641,804	3,061,524
39

	2022	2021	2020
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	70,803	70,450	50,942
LVIP U.S. Growth Allocation Managed Risk Fund	690,495	761,086	748,007
Service marks. The Funds’ service marks and the name “Lincoln” are used by the Funds with the permission of LNC, and their continued use is subject to LNC’s right to withdraw this permission in the event LFI ceases to be the Funds’ investment adviser.
In the prospectus and sales literature, the name BlackRock will be used with LVIP BlackRock Global Allocation Managed Risk Fund, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, and LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund. The continued use of these names is subject to the right of BlackRock to withdrawal its permission in the event it ceases to be the sub-adviser to the particular Fund it advises or a change to the underlying fund of a particular Fund.
Fund Expenses. Expenses specifically assumed by each Fund under its Investment Management Agreement include, among others, compensation and expenses of the Trustees who are not interested persons; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required Fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.
Proxy Voting Policies and Procedures. The Board of Trustees has delegated to LFI or each Fund’s sub-adviser (as applicable) responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the adviser's or sub-adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC's website at http://
www.sec.gov.
Portfolio Managers
The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of December 31, 2022.
Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees
Lincoln Financial Investments Corporation
Jay Shearon
Registered Investment Companies	11	$19,017	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Lu Fan, CFA
Registered Investment Companies	11	$19,017	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Alex Zeng, PhD, CFA, CAIA
Registered Investment Companies	11	$19,017	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
BlackRock Investment Management, LLC
Rick Rieder
Registered Investment Companies	23	$99,931	0	$0
Other Pooled Investment Vehicles	37	$38,481	7	$533
Other Accounts	18	$3,309	4	$265
40

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees
David Clayton, CFA, JD
Registered Investment Companies	12	$33,091	0	$0
Other Pooled Investment Vehicles	8	$18,078	0	$0
Other Accounts	7	$221,249	0	$0
Russ Koesterich, CFA, JD
Registered Investment Companies	12	$33,091	0	$0
Other Pooled Investment Vehicles	8	$18,078	0	$0
Other Accounts	8	$284,933	0	$0
Greg Savage
Registered Investment Companies	153	$409,261	0	$0
Other Pooled Investment Vehicles	93	$7,044	0	$0
Other Accounts	4	$743	0	$0
Paul Whitehead
Registered Investment Companies	332	$1,749	0	$0
Other Pooled Investment Vehicles	1	$1,221	0	$0
Other Accounts	0	$0	0	$0
Milliman FRM*
Jeff Greco, FRM
Registered Investment Companies	91	$84,910	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Adam Schenck, CFA
Registered Investment Companies	23	$11,572	0	$0
Other Pooled Investment Vehicles	3	$32,199	0	$0
Other Accounts	0	$0	0	$0
Maria Schiopu, CFA
Registered Investment Companies	101	$11,126	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Ruby Shi
Registered Investment Companies	11	$19,026	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
*
Please note that Milliman FRM provides advisory and sub-advisory services to clients in a variety of ways, including as an overlay strategy. Milliman FRM calculates assets under management based on the total amount of assets in the portfolio, not just the overlay portion which Milliman FRM is directly responsible for managing. Milliman FRM believes that this more accurately reflects the nature of Milliman FRM’s services, which are providing risk management strategies to entire portfolios and not just to the overlay assets.
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.
Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LFI and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts.
BlackRock Advisors, LLC, BlackRock Financial Management, Inc., and BlackRock Investment Management, LLC (“BlackRock”)
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless,
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BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund or the Funds may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. BlackRock has adopted procedures designed to allocate investments fairly across multiple funds or accounts.
Lincoln Financial Investments Corporation (LFI)
LFI manages certain Funds by investing Fund assets in other mutual funds, including exchange-traded funds, funds managed by LFI (typically branded “LVIP” or “Lincoln” funds), and funds managed by unaffiliated investment managers (collectively, underlying funds), through a structure known as a “fund of funds.” LFI and the Funds generally rely on SEC Rule 12d1-4 effective January 19, 2022, to implement the fund of funds structure. Prior to that date, LFI and the Funds generally relied on an SEC exemptive order and certain SEC regulations. Under both regulatory structures, LFI, as a fiduciary to each Fund, selects underlying funds that it believes are in a Fund’s best interest based on a variety of factors. LFI portfolio managers maintain an asset allocation strategy for each Fund and make decisions regarding allocations to underlying funds based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers deem applicable. LFI and its affiliates receive advisory and other fees from underlying LVIP funds for the management and other services that LFI and its affiliates provide to the LVIP funds. Unaffiliated investment managers and their affiliates receive advisory and/or other fees from the underlying unaffiliated funds they manage for the management and other services that the unaffiliated investment managers and their affiliates provide to the unaffiliated funds. The underlying funds may have advisory fee rates and/or fee structures that are different than those of the Funds, which are discussed below.
The portfolio managers may engage in cross-trades, in which one Fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross-trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one Fund may perform better than the mix of underlying funds purchased for another Fund.
The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LFI that all decisions concerning the selection of underlying funds be based solely on the best interests of each Fund and its shareholders, and without regard to any revenue that LFI receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LFI or any affiliate of LFI.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LFI does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LFI seeks to manage competing interests for the time and attention of portfolio managers.
LFI has adopted and implemented policies and procedures which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LFI’s Code of Ethics.
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Milliman Financial Risk Management LLC
Milliman FRM acts as an adviser or sub-adviser to institutional clients including life insurers. Certain of the mutual funds for which Milliman FRM also acts as adviser or sub-adviser may be included in the lineup of underlying funds in which such life insurers’ separate accounts invest. Milliman FRM’s compliance program and other corporate policies and procedures are implemented and enforced to prevent any potential conflicts from affecting our performance or services to our clients. For example, such conflicts may be mitigated by policies such as the inclusion of written disclosures or specific contractual provisions, or our client confidentiality and privacy policies.
Milliman FRM provides investment advisory services to certain funds that are sold to the retirement plan market. Another group within our parent company, Milliman, Inc., provides actuarial and administrative services to retirement plan sponsors, including public and private defined benefit and defined contribution plans. Some of these clients also engage Milliman FRM for investment advisory services. To avoid engaging in prohibited transactions, the value of clients’ investment in these trusts or funds may be excluded from Milliman FRM portfolio management fees or from the fees of the related services.
From time to time, Milliman FRM and Milliman, Inc. will both advise the same client in relation to different aspects of their financial needs. Where this occurs, the relationship between Milliman and FRM is disclosed in advance and fees are structured in a manner that is fair to the client and consistent with applicable law.
Milliman FRM may recommend that current clients participate in services or programs offered by third parties with which we have a relationship, including the provision of sub-advisory services. In such cases we disclose to the current client the arrangement between Milliman FRM and the third party, and that we receive an economic benefit when recommending such programs by our receipt of a sub-advisory fee.
We are not aware of any effect these potential conflicts may have on the Funds at this time.
Compensation Structures and Methods
Information regarding each portfolio manager's compensation is attached hereto as Appendix C.
Beneficial Interest of Portfolio Managers
Information regarding securities of each Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own Fund shares, but may invest their personal assets in Fund shares in accordance with their individual investment goals. A portfolio manager’s personal investment, or lack of investment, is not an indicator of that portfolio manager’s confidence in, or commitment to, a particular Fund or its investment strategy.
As of the Funds' fiscal year ended December 31, 2022, no portfolio manager of any Fund beneficially owned shares of any Fund.
Principal Underwriter
Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated January 1, 2012. LFD is an affiliate of LFI, the Funds' investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of Fund shares. The offering of each such class is continuous.
For fiscal years ended December 31, 2022, 2021 and 2020, LFD received $186,903,740, $208,355,341, and $173,124,472, respectively, in compensation from the Trust.
Administration Agreement
The Trust has entered into an Administration Agreement with Lincoln Life, an affiliate of LFI and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services.
For the fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid Lincoln Life $9,460,878, $9,183,600, and $11,452,717, respectively, in administrative services reimbursement.
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The Trust compensates Lincoln Life for contractholder servicing provided by Lincoln Life with respect to the Funds.  These contractholder services include, among others: responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders.  In addition, Lincoln Life provides certain corporate-level services to each of the Funds, such as: anti-money laundering and fraud prevention; privacy and data security; disaster recovery; and services related to regulatory duties, such as duties of confidentiality and disclosure.
For the fiscal years ended December 31, 2022 and 2021, the Trust paid Lincoln Life $30,000,846 and $33,707,685, respectively, in contractholder servicing and corporate-level services reimbursement.
Securities Lending
None of the Funds engaged in any securities lending for the fiscal year ended December 31, 2022.
Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (“Accounting Agreement”) with State Street Bank and Trust Company (“State Street”), effective October 15, 2018 (November 19, 2018 for the funds of funds and master feeder funds), pursuant to which State Street provides certain accounting services for the Fund. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values (“NAV”) of the Fund’s shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays State Street either a flat, annual fee or an asset-based fee based on the total value of assets in the Trust, plus certain additional service fees and out-of-pocket expenses.
For fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid $11,079,131, $11,022,662, and $10,363,301, respectively, pursuant to its Accounting Agreement.
Code of Ethics
The Trust, LFI and LFD have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these Codes permit personnel that they cover, including employees of LFI who regularly have access to information about securities purchased for the Funds, to invest in securities for their own accounts. This could include securities that may be purchased by Funds. The Codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud on the Funds. The Trust’s Code of Ethics requires reporting to the Board of Trustees of material compliance violations.
Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of 109 funds organized as separate series of shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.
Each Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service plan (Plan). The Plan allows each Fund to pay distribution and service fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The Plan for the Service Class is discussed in the “Rule 12b-1 Plan” section of this SAI.
Each Fund’s shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing Fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative
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asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual Funds. In such matters, all shares of the Trust have equal voting rights.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
Control Persons and Principal Holders of Securities
Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.
For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1301 S. Harrison Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third-party insurance companies.
As of April 3, 2023, there were no shareholders of the Funds that held 5% or more (or 25% or more) of a Fund's outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by the fund of funds. The fund of funds generally will vote their shares of underlying funds in the same proportion as the vote of all of the other holders of the underlying fund's shares, a technique known as “echo voting.”
Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Service Class of shares of each Fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay Insurance Companies or others, out of the assets of Service Class shares of each Fund for activities primarily intended to sell such shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.
Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders and contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay insurance companies, dealers or others for, among other things: service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract offering Service Class may require; or maintaining customer accounts and records.
For the noted services, the Plan authorizes each Fund to pay to Insurance Companies or others, a monthly fee (“Plan Fee”) not to exceed 0.35% per annum of the average daily NAV of Service Class shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25% for the Funds, except for the Service Class shares of the LVIP American Global Balanced Allocation Managed Risk Fund, LVIP American Global Growth Allocation Managed Risk Fund, LVIP BlackRock Global Allocation Managed Risk Fund, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, and LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, for which the Plan Fee is currently 0.35%. The Plan Fee may be adjusted by the Trust’s Board of Trustees from time to time. The Plan does not limit Plan Fees to amounts actually expended by third parties for services rendered and/or expenses borne. A third party, therefore, may realize a profit from Plan Fees in any particular year.
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No “interested person”, as defined in the 1940 Act, or Independent Trustee had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.
The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and Service Class contract owners thereof. Each year, the Trustees must make this determination for the Plan to be continued. The Board of Trustees believes that the Plan will result in greater sales and/or fewer redemptions of Service Class shares, which may benefit each Fund by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. However, it is impossible to know for certain the level of sales and redemptions of shares that would occur in the absence of the Plan or under alternative distribution schemes.
For the fiscal year ended December 31, 2022, the Service Class shares of the Trust paid Plan Fees for compensation to broker-dealers of approximately $186,903,740.
Revenue Sharing
LFI and its affiliates, including LFD, may pay compensation at their own expense, including the profits from the advisory fees LFI receives from the Funds, to affiliated or unaffiliated brokers, dealers or other financial intermediaries (financial intermediaries) in connection with the sale or retention of Fund shares or the sales of insurance products that are funded by the Funds and/or shareholder servicing (distribution assistance). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares and the products that are funded by the Fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales, the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.
A significant purpose of these payments is to increase sales of the Funds' shares and the products that contain the Funds. LFI and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.
Valuation of Portfolio Securities
Offering Price/NAV. The offering price of a Fund’s shares is based on the Fund’s net asset value (“NAV”) per share. A Fund determines its NAV per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of Fund shares outstanding. A Fund determines its NAV per share as of close of regular trading on the New York Stock Exchange (“NYSE”) – normally 4:00 p.m. New York time, each business day.
In addition to the disclosure in each Fund’s prospectus under the “Pricing of Fund Shares” section, the value of each Fund’s investments is determined as follows:
Foreign Equity Securities. Foreign equity securities are generally valued based on their closing price on the principal foreign exchange for those securities, which may occur earlier than the NYSE close. A Fund then may adjust for market events, occurring between the close of the foreign exchange and the NYSE close. An independent statistical service has been retained to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models to determine adjustments for market events. Quotations of foreign securities in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents.
Over-the-Counter (“OTC”) Investments. OTC investments (including swaps and options) are generally valued by pricing services that use evaluated prices from various observable market and other factors. Certain forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates.
Exchange-Traded Futures, Options and Swaps. Exchange-traded futures, options and swaps are normally valued at the reported settlement price determined by the relevant exchange. Exchange-traded futures, options and swaps for which no settlement prices are reported are generally valued at the mean between the most recent bid and ask prices obtained from pricing services, established market makers, or from broker-dealers.
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Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, Fund management will make shareholders reports or other regulatory filings containing the Funds' portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.
Each Fund posts its top-ten holdings shortly after each quarter-end to Lincoln Life and other insurance companies who include the Funds in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.
Each Fund will post all of its holdings to a publicly available website no earlier than 25 calendar days after quarter end. In addition, each Fund may post all of its holdings no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.
Each Fund also may provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including independent rating and ranking organizations, which conduct market analyses of the Fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public.
Certain Funds provide daily holdings information to affiliated persons of the Funds to better facilitate Fund and related insurance product operations.  In this regard, each Fund provides daily post-trade position reports, as well as reports showing the Fund’s daily futures transactions pursuant to the managed volatility strategy, to the annuity pricing group and market risk management group within Lincoln Life, LFI’s parent company. In addition, certain Funds provide monthly portfolio holdings on a post-trade basis to Lincoln Life approximately 20 days after the end of each month. The pricing group uses Fund information to support the group’s oversight of risk management functions for the Managed Volatility Funds and Lincoln Life, but does not engage in any trading activities.  The risk management group uses the information to hedge portfolio risks for Lincoln Life and for Lincoln insurance products and annuities.  Lincoln’s internal risk management functions are integral to supporting the relevant Funds and their associated insurance products.  Each of these information sharing arrangements is subject to: (1) a non-disclosure agreement; and (2) protections against (a) inappropriate trading based on the information and (b) conflicts of interest between the Funds and their affiliated persons.
Fund sub-advisers have an ongoing arrangement with the following third parties to make available information about a Fund's portfolio holdings: (1) ratings organizations, such as Moodys, and S&P, provided generally on a monthly basis for the purpose of reviewing the particular fund; (2) portfolio analysis companies, such as Morningstar and Lipper, Factset Research Systems, Intex, Performance Attribution System, Linedata Services, Inc., Investment Technology Group Inc., Wilshire Associates, Inc., Bloomberg L.P., Bloomberg PORT, BarraOne/MSCI Barra, Barclays Capital, BlackRock Aladdin, Trade Informatics, Investor Tools Perform, BARRA Aegis Systems, Global Trading Analytics, LLC, Citigroup, Hedgemark, MoneyMate and Barclays Capital Point, Acuity Knowledge Partners, Virtu Financial, Markit/Wall Street Office and Axioma provided generally on a daily, monthly or quarterly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as Broadridge Financial Solutions, Inc., Glass, Lewis & Co., or Institutional Shareholder Services (ISS) - ISS/RiskMetrics provided generally on a daily basis or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services and software vendors, such as Electra Securities, TriOptima, FX Connect, OMEGO LLC, Infinit Outsourcing, Inc., Limited, Cogent Consulting, Abel Noser, Charles River Communications and StarCompliance, provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and (5) operational services such as Accenture LLP, Bank of New York Mellon, Brown Brothers Harriman & Co., Fidelity Corporate Action Solutions, State Street Bank and Trust Company, State Street Investment Manager Solutions, ION and Northern Trust, provided generally on a daily basis for the purpose of providing operational functions including, but not limited to, Fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the Fund's holdings information confidential and not engage in trading on the basis of the information. The sub-advisers do not receive compensation in connection with these arrangements.
Each Fund may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Funds’ investment adviser, or sub-advisers (collectively referred to as the Adviser), trading services providers, class action service provider (Kessler Topaz Meltzer & Check, LLP), custodian and independent registered public accounting firm, to the extent necessary to perform services for the Funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.
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The Funds will disclose their portfolio holdings in public SEC filings. The Trust's Board of Trustees also may, on a case-by-case basis, authorize disclosure of the Funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.
Neither the Funds, the Adviser, nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds' portfolio holdings information.
The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectuses and/or SAI.
The Trust's Board of Trustees exercises oversight of these policies and procedures. Management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those of the Funds' investment adviser and other Fund affiliates, on the other. Moreover, the Funds' Chief Compliance Officer will address the operation of the Funds' procedures in the annual compliance review and will recommend any remedial changes to the procedures.
Purchase and Redemption Information
Shares of a Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable annuity contracts or variable life contracts offered by Lincoln Life, LNY and other insurance companies. The offering price of a Fund’s shares is equal to its net asset value per share.
If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.
Custodian and Transfer Agent
All securities, cash and other similar assets of the Funds are currently held in custody by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the Funds proxies, proxy statements, etc.
Lincoln Life performs the Funds’ dividend and transfer agent functions.
Independent Registered Public Accounting Firm
The Board of Trustees has engaged Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Funds' Independent Registered Public Accounting Firm. In addition to the audits of the Funds' financial statements, Ernst & Young LLP also reviews certain regulatory reports, reviews the Funds’ federal income tax returns, and performs other tax and advisory services when engaged to do so by the Trust.
Financial Statements
Each Fund’s most recent Annual Report to shareholders, which contains each Fund’s audited financial statements, is incorporated herein by reference. The audited financial statements and the reports for the year ended December 31, 2022, of Ernst & Young LLP thereon are incorporated by reference to each Fund’s annual report. We will provide a copy of each Fund's annual report, once available, on request and without charge. Either write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-4LINCOLN (454-6265).
Taxes
Regulated Investment Company. Each Fund intends to qualify, and has elected to be taxed as, a regulated investment company under the Internal Revenue Code (the “Code”). A regulated investment company’s ordinary income and net realized capital gains, if distributed to shareholders, will not be subject to corporate income tax. Each Fund, as a regulated investment company, must, among other things, annually derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale of stock or securities or foreign currencies, or other income, such as income derived from interests in “qualified publicly
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traded partnerships,” gains from options, futures, or forward contracts, derived with respect to the Fund’s other investments (the Income Requirement).
Each Fund also intends to comply with diversification requirements that apply to mutual funds investing in variable contracts. Generally, a Fund will be required to diversify its investments so that on the end of each calendar quarter: no more than 55% of total assets is represented by any one investment; no more than 70% is represented by any two; no more than 80% is represented by any three; and no more than 90% is represented by any four.
For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by such. A Fund may satisfy an alternative asset diversification test under certain circumstances.
Each Fund may sell its shares directly to certain qualified pension and retirement plans, and to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. If a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract owners would be treated as the Fund’s shareholders, and the contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts under the Code. All income and gain earned from those contracts both in past years and currently would be taxed currently to the Contract owners, and income and gain would remain subject to taxation as ordinary income thereafter.
If a Fund fails to qualify as a regulated investment company, the Fund would be subject to tax as an ordinary corporation on all of its taxable income and gain, whether or not distributed to shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company, the Fund’s distributions would be characterized as ordinary dividend income to its shareholders, and Contract owners would be required to include in ordinary income any income earned under the contracts for the current and all prior taxable years. A Fund’s failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts. Under certain circumstances inadvertent failures to satisfy the diversification requirements may be corrected.
Certain Funds may invest in exchange traded vehicles that track commodity returns. Under the Code, these investments are not considered “securities” for purposes of the Income Requirement. As a result, any income generated by such investments is not included in determining compliance with the Income Requirement’s 90% test. Each Fund intends to manage its commodities exposure to ensure that the Income Requirement is met at the end of the Fund’s tax year. To the extent that a Fund’s income from commodities exceeds 10% of the Fund’s gross income, the Fund may be subject to taxation on that portion of commodities income that exceeds 10% of the Fund’s gross income.
Medicare Tax. A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments, and net gain from investments) of certain individuals, trusts and estates.
Fund Distributions. Dividends that a Fund pays from its ordinary income and distributions of a Fund’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of a Fund’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of a Fund represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable to life insurance companies under the Code. See the Contracts Prospectus for a description of the respective Insurance Company’s tax status and the charges that may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, each Fund will send to the Insurance Companies a written notice reporting the amount and character of any distributions made during such year. Any benefits reported will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
Foreign Investments. Dividends or other income received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign jurisdictions. Tax conventions, such as treaties, between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities in foreign corporations or in other regulated investment companies, the Fund may elect to treat its foreign income tax payments as paid by the Insurance Companies for U.S. income tax purposes. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make this election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount that will be available for the deduction or credit. Certain limitations apply to the credit (but not the deduction) for foreign taxes that an Insurance Company may claim. Foreign taxes each Fund pays will reduce the return on the Fund’s investments. Any benefits of a foreign tax credit or deduction as a result of this election will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
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A Fund or Underlying Fund that invests in non-U.S. securities may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is eligible to do so may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund or underlying fund, depending on the circumstances.
Contract Owner Taxes. Since individual Contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the Contract owner level. The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
Each Fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. An alternative asset diversification test may be satisfied under certain circumstances.
Each Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.
Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the Fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.
A Fund or an underlying fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is permitted to do so may elect to “pass through” to its investors, including a Fund, the amount of non-U.S. income taxes paid by the Fund or underlying fund. A Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.
Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code reporting the amount and character of any distributions made during such year. Any benefits of such designation will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other regulated investment companies, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, the Insurance Companies would be required to
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take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by each Fund will reduce the return from the Fund’s investments. Any benefits of such reporting will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Since individual contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the shareholder level.
The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the IRS. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
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Appendix A — Long and Short-Term Credit Ratings
Certain of the Funds’ investment policies and restrictions include reference to bond (long-term) and commercial paper (short-term) ratings. The following is a discussion of the rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Financial Services LLC.
Background
Moody’s
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.
S&P Global Ratings
A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due.
Long-Term Credit Ratings
Long-term ratings are generally the credit risk of fixed-income obligation with an original maturity of one year or more.
Moody’s
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B - Obligations rated B are considered speculative and are subject to high credit risk.
Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
S&P Global Ratings
AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
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*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Credit Ratings
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
Moody’s
P1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings
A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
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Appendix B — Proxy Voting Policies and Procedures
Lincoln Financial Investments Corporation
I. Introduction
The Board of Trustees (the “Board”) of each series of Lincoln Variable Insurance Products Trust (collectively, the “Lincoln Funds”) has adopted these Proxy Voting Policies and Procedures (the “Policies and Procedures”) to govern each Lincoln Fund’s proxy voting. The Board has delegated implementation of these Policies and Procedures, and the responsibility for all proxy voting, or further delegation of proxy voting, to the Lincoln Funds’ investment adviser, Lincoln Financial Investments Corporation (“LFI”).
LFI has adopted these Policies and Procedures to govern LFI’s implementation of proxy voting for LFI’s clients, which include the Lincoln Funds.
II. Policies
LFI shall vote proxies for which it has discretionary authority in the best interests of its clients. Such clients may include the Lincoln Funds, non-Lincoln mutual funds, private funds, and separate accounts (collectively, “Clients”).
Proxy voting decisions with respect to a Client’s holdings shall be made in the manner LFI believes will most likely protect and promote such Client’s long-term economic value. Absent unusual circumstances or specific instructions, LFI votes proxies on a particular matter with this fundamental premise on behalf of each Client, regardless of a Client’s individual investment style or strategies.
In exercise voting authority LFI will comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. The Rule requires an investment adviser to:
•
Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how material conflicts are addressed;
•
Disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and
•
Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
III. Procedures
A. Direct Investments
LFI may invest directly in equity and fixed income securities, and other types of investments. LFI will cast votes for proxies in accordance with the Client’s proxy voting procedures or other direction. If the Client does not direct proxy voting in the Client’s account, LFI will vote proxies in the Client’s best interests, as determined by LFI. In making such determination, LFI may rely on analysis from proxy voting consultants or third-party proxy voting services. LFI will consider each proxy that it votes and evaluate it based on the particular facts and circumstances of that proxy. LFI may determine not to vote all or some shares eligible to vote if that course of action would be in the Client’s best interests under the circumstances. Such circumstances could include, but are not limited to, cases where the cost of voting exceeds any expected benefits (e.g., foreign proxies), or where voting results in restrictions on trading.
B. Sub-Advised Funds
LFI advises mutual funds and separate accounts that are offered through variable contracts and which are sub-advised by unaffiliated third-party sub-advisers (“sub-advised funds”). Each sub-advised fund delegates responsibility for voting proxies relating to the sub-advised fund’s securities to the sub-adviser, subject to the Board’s continued oversight. The sub-adviser votes all proxies relating to the sub-advised funds’ portfolio securities and uses the sub-adviser’s own proxy voting policies and procedures adopted in conformance with Rule 206(4)-6. LFI shall review each sub-adviser’s proxy voting policies and procedures as follows:
•
Before a sub-adviser is retained, LFI’s compliance staff will review the proposed sub-adviser’s proxy voting policies and procedures and confirm that the sub-adviser will vote the proxies in the best interests of its clients.
•
Each quarter, LFI’s compliance staff surveys each sub-adviser, via a compliance questionnaire, and reviews any reported changes or exceptions to their compliance policies and procedures, including proxy voting. LFI’s compliance staff reviews these reported changes or exceptions and, if material, summarizes them and reports such event’s to the sub-advised fund’s board.
•
During contract renewal of sub-advisory agreements for Clients that are registered mutual funds, LFI reviews the sub-adviser’s responses to the Section 15(c) information request sent by Funds Management, which includes pertinent questions relating to the sub-adviser’s proxy voting policies and procedures.
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C. Funds of Funds
LFI advises certain funds of funds that invest substantially all of their assets in shares of other affiliated and/or unaffiliated mutual funds (each an “underlying fund”). A fund of funds may also invest directly in equity and fixed income securities and other types of investments.
When an underlying fund, whose shares are held by a fund of funds, solicits a shareholder vote on any matter, LFI shall vote such shares of the underlying fund in the same proportion as the vote of all other holders of shares of such underlying fund. This type of voting structure is commonly referred to as “mirror voting.”
When a fund of funds invests directly in securities other than mutual funds, LFI shall follow the procedures outlined in “Direct Investments” above.
D. Master-Feeder Funds
LFI advises certain master-feeder funds. A feeder fund does not buy investment securities directly. Instead, it invests in a master fund which in turn purchases investment securities. Each feeder fund has the same investment objective and strategies as its master fund.
If a master fund in a master-feeder structure calls a shareholder meeting and solicits proxies, the feeder fund (that owns shares of the master fund) shall seek voting instructions from the feeder fund’s shareholders, and will vote proxies as directed. Proxies for which no instructions are received shall be voted in accordance with mirror voting, in the same proportion as the proxies for which instructions were timely received from the feeder fund’s shareholders.
Proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s own proxy voting policies and procedures.
E. Material Conflicts
In the event that LFI identifies a potential material conflict of interest between: a Client and LFI, or any LFI-affiliated entity, LFI will advise the chief compliance officer (“CCO”) of the potential conflict. The CCO then will convene an ad hoc committee which will include, without limitation, the CCO, legal counsel, and the president of LFI. The ad hoc committee will determine if an actual conflict exists, and if so, it will vote the proxy in accordance with the Client’s best interests. If the conflict relates specifically to a Client that is a registered mutual fund, the CCO shall report to the fund’s board, at its next regularly scheduled meeting, the nature of the conflict, how the proxy vote was cast, and the rationale for the vote.
IV. Disclosure
A. Form ADV
LFI shall disclose information regarding these Policies and Procedures as required in Item 17 of Form ADV, Part 2A. Among other things, LFI will disclose how Clients may obtain information about how LFI voted their portfolio securities and how Clients may obtain a copy of these Policies and Procedures.
B. Statement of Additional Information (SAI)
Each of the Lincoln Funds shall include in its SAI a copy or a summary of these Policies and Procedures, and, if applicable, any sub-advisers’ policies and procedures (or a summary of such policies and procedures).
C. Annual Reports
Each of the Lincoln Funds shall disclose in its annual and semi-annual shareholder reports that a description of these Policies and Procedures, including any sub-adviser policies and procedures, and the Lincoln Fund’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (SEC) website by calling a specified toll-free telephone number.
D. Proxy Voting Record on Form N-PX
The Lincoln Funds annually will file their complete proxy voting record with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
V. Recordkeeping
LFI shall retain the following documents for not less than seven (7) years from the end of the year in which the proxies were voted, the first two (2) years at an on-site location:
(a)
Proxy Voting Policies and Procedures;
(b)
Proxy voting records (this requirement may be satisfied by a third party who has agreed in writing to do so);
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(c)
A copy of any document that LFI, or an ad hoc committee convened for purposes of voting proxies, creates that was material in making its voting decision, or that memorializes the basis for such decision; and
(d)
A copy of each written request from a Client, and any response to the Client, for information on how LFI voted the Client’s proxies.
BlackRock Advisors, LLC
BlackRock Financial Management, Inc.
BlackRock Investment Management, LLC
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
As stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) believes it has a responsibility with management teams and/or board members on material business issues, and, for those clients who have given us authority, to vote proxies in the best long-term economic interests of their assets.
The following issue-specific proxy voting guidelines (the “Guidelines”) summarize BlackRock Investment Stewardship’s (“BIS”) philosophy and approach to engagement and voting, as well as our view of governance best practices and the roles and responsibilities of boards and directors, for publicly listed U.S. companies. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are to be applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at shareholder meetings.
Voting guidelines
These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of shareholders meetings:
•
Boards and directors
•
Auditors and audit-related issues
•
Capital structure
•
Mergers, acquisitions, asset sales, and other special transactions
•
Executive compensation
•
Material sustainability-related risks and opportunities
•
General corporate governance matters
•
Shareholder protections
Boards and directors
An effective and well-functioning board is critical to the economic success of the company and the protection of shareholders’ interests, inducting the establishment of appropriate governance structures that facilitate oversight of management and the company’s strategic initiatives. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction, operations, and risk management of the company. For this reason, BIS sees engagement with and the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including when relevant, material sustainability-related factors, is essential for shareholders to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where a company has not adequately demonstrated, through actions and/or disclosures, how material issues are appropriately identified, managed, and overseen, we will consider voting against the re-election of those directors responsible for the oversight of such issues, as indicated below.
Independence
It is our view that a majority of the directors on the board should be independent to ensure objectivity in the decision-making of the board and its ability to oversee management. In addition, all members of audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
•
Employment as a senior executive by the company or a subsidiary within the past five years
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•
An equity ownership in the company in excess of 20%
•
Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company and its shareholders
We may vote against directors who we do not consider to be independent, including at controlled companies. When we believe oversight could be enhanced with greater independent director representation. To signal our concerns, we may also vote against the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure.
Oversight role of the board
The board to exercise appropriate oversight of management and the business activities of the company. Where we determine that a board has failed to do so in a way that may impede a company’s long-term value, we may vote against the responsible committees and/or individual directors. Common circumstances are illustrated below:
•
Where the board has failed to facilitate quality, independent auditing or accounting practices, we may vote against members of the audit committee
•
Where the company has failed to provide shareholders with adequate disclosure to conclude that appropriate strategic consideration is given to material risk factors (including, where relevant, sustainability factors), we may vote against members of the responsible committee, or the most relevant director
•
Where it appears that a director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual
•
Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
•
Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may vote against that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:
	Public Company Executive	# Outside Public Boards[1]	Total # of Public Boards
Director A	✓	1	2
Director B2		3	4
1.
A public company executive is defined as a Named Executive (NEO) or Executive Chair.
2.
In addition to the company under review
In addition, we recognize board leadership roles may vary in responsibility and time requirements in different markets around the world. In particular, where a director maintains a Chair role of a publicly listed company in European markets, we may consider that responsibility as equal to two board commitments, consistent with our EMEA Proxy Voting Guidelines. We will take the total number of board commitments across our global policies into account for director elections.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosures provide investors with a sense of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Board Structure
Classified board of directors/staggered terms
Directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development
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companies (“BDC”),5 in certain circumstances. However, in these instances, boards should periodically review the rationale for a classified structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see “Shareholder rights” for additional detail).
5
A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formati on for small and middle-market companies.
Independent leadership
There are two commonly accepted structures for independent leadership to balance the CEO role in the boardroom: 1) an independent Chair; or 2) a Lead Independent director when the roles of Chair and CEO are combined, or when the Chair is otherwise not independent.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.8 However, BIS may vote against the most senior non-executive member of the board when appropriate independence is lacking in designated leadership roles.
In the event that the board chooses to have a combined chair/CEO model, or a non-independent Chair, we support the designation of a Lead Independent director with the ability to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. These roles and responsibilities should be disclosed and easily accessible.
The following table illustrates examples9 of responsibilities under each board leadership model:
	Combined Chair/CEO Model +Non-independent Chair		Separate Independent Chair
	Chair/ CEO or Non- independent Chair	Lead Independent Director	Independent Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communcations	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
8 To this end, we do not view shareholder proposals asking for the separation of Chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.
9 This table is for illustrative purposes only. The roles and responsibilities cited here are not all-encompassing and are noted for reference as to how these leadership positions may be defined.
CEO and management succession planning
Companies should have a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. Succession planning should cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain their executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
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During a CEO transition, companies may elect for the departing CEO to maintain a role in the boardroom. We ask for disclosures to understand the timeframe and responsibilities of this role. In such instances, we typically look for the board to have appropriate independent leadership structures in place. (See chart above.)
Director compensation and equity programs
Compensation for directors should generally be structured to attract and retain directors, while also aligning their interests with those of shareholders. In our view, director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal.
Board composition and effectiveness
Director qualifications and skills
We encourage boards to periodically review director qualifications and skills to ensure relevant experience and diverse perspectives are represented n the boardroom. To this end, performance reviews and skills assessments should be conducted by the nominating/governance committee or the Lead Independent Director. This process may include internal board evaluations; however, boards may also find it useful to periodically conduct an assessment with a third party. We encourage boards to disclose their approach to evaluations, including objectives of the evaluation; if an external party conducts the evaluation; the frequency of the evaluations; and, whether that evaluation occurs on an individual director basis.
Board term limits and director tenure
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
Board Diversity
As noted above, highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
It is in this context that we are interested in diversity in the boardroom. We see it as a means to promoting diversity of thought and avoiding ‘group think’ in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity, and age.
We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model, and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees, and communities. Self- identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.
This position is based on our view that diversity of perspective and thought — in the boardroom, in the management team and throughout the company — leads to better long-term economic outcomes for companies. Academic and other research reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.10 In our experience, greater diversity in the boardroom contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the boardroom can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.
In the U.S., we believe that boards should aspire to at least 30% diversity of membership,11 and we encourage large companies, such as those in the S&P 500, to lead in achieving this standard. In our view, informative indicator of diversity for such companies is having at least two women and a director who identifies as a member of an underrepresented group.12 We recognize that it may take time and that companies with smaller market capitalizations and in certain sectors may face more challenges in pursuing diversity. Among these smaller companies, we look for the presence of diversity and take into consideration the progress that companies are making.
10
For example, the role of gender diversity on team cohesion and participative communication is explored by Post, C., 2015, When is female leadership an advantage? Coordination requirements, team cohesion, and team interaction norms, Journal of Organizational Behavior, 36, 1153-1175. For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022
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11
We take a case-by-case approach and consider the size of the board in our evaluation of overall composition and diversity. Business model, strategy, location, and company size may also impact our analysis of board diversity. We acknowledge that these factors may also play into the various elements of diversity that a board may attract. We look for disclosures from companies to help us understand their approach and do not prescribe any particular board composition.
12
Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx, Asian, Native Ameri can or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.
In order to help investors understand overall diversity, we look to boards to disclose:
•
How diversity, including demographic factors and professional characteristics, is considered in board composition, given the company’s long-term strategy and business model
•
How directors’ professional characteristics, which may include domain expertise such as finance or technology, and sector- or market-specific experience, are complementary and link to the company’s long-term strategy
•
The process by which candidates are identified and selected, including whether professional firms or other resources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations
To the extent that, based on our assessment of corporate disclosures, a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness. We recognize that building high-quality, diverse boards can take time. We will look to the largest companies (e.g., S&P 500) for continued leadership. Our publicly available commentary provides more information on our approach to board diversity.
Board size
We typically defer to the board in setting the appropriate size and believe that directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may vote against the appropriate committees and/or individual directors if, in our view, the board is ineffective in its oversight, either because it is too small to allow for the necessary range of skills and experience or too large to function efficiently.
Board responsiveness and shareholder rights
Shareholder rights
Where we determine that a board has not acted in the best interests of the company’s shareholders, or takes action to unreasonably limit shareholder rights, we may vote against the appropriate committees and/or individual directors. Common circumstances are illustrated below:
•
The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
•
The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to unreasonably reduce shareholder rights
•
Members of the compensation committee where the company has repriced options without shareholder approval
If a board maintains a classified structure, it is possible that the director(s) or committee members with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, we may register our concern by voting against the most relevant director(s) up for election.
Responsiveness to shareholders
A board should be engaged and responsive to the company’s shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we determine that a board has not substantially addressed shareholder concerns that we deem material to the business, we may vote against the responsible committees and/or individual directors. Common circumstances are illustrated below:
•
The Independent Chair or Lead Independent Director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
•
The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial vote against such board member(s)
•
The Independent Chair or Lead Independent Director and/or members of the nominating/governance committee, where a board
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fails to consider shareholder proposals that (1) receive substantial support, and (2) in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Majority vote requirements
Directors should generally be elected by a majority of the shares voted. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards generally assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. As a best practice, companies with either a majority vote standard or a plurality vote standard should adopt a resignation policy for directors who do not receive support from at least a majority of votes cast. Where the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies or those with concentrated ownership structures.
Cumulative voting
As stated above, a majority vote standard is in the best long-term interests of shareholders as it ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Auditors and audit-related issues
BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the independent auditor and the internal audit function at a company.
We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we look for timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
In our view, shareholders should be entitled to voting rights in proportion to their economic interests. In addition, companies that look to add or that already have implemented dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Where companies are unwilling to voluntarily implement “one share, one vote” within a specified timeframe, or are unresponsive to shareholder feedback for change over time, we generally support shareholder proposals to recapitalize stock into a single voting class.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•
Appears to have a legitimate financing motive for requesting blank check authority
•
Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•
Has a history of using blank check preferred stock for financings
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•
Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, transactions and other special situations
In assessing mergers, acquisitions, asset sales, or other special transactions – including business combinations involving Special Purpose Acquisition Companies (“SPACs”) – BIS’ primary consideration is the long-term economic interests of our clients as shareholders. Boards should clearly explain the economic and strategic rationale for any proposed transactions or material changes to the business. We will review a proposed transaction to determine the degree to which it has the potential to enhance long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•
There should be clear strategic, operational, and/ or financial rationale for the combination
•
Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own, as well as measures taken to address conflicts of interest
•
We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Contested director elections and special situations
Contested director elections and other special situations13, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
We will evaluate the actions that the company has taken to limit shareholders’ ability to exercise the right to nominate dissident director candidates, including those actions taken absent the immediate threat of a contested situation. BIS may take voting action against directors (up to and including the full board) where those actions are viewed as egregiously infringing on shareholder rights.
We will consider a variety of possible voting outcomes in contested situations, including the ability to support a mix of management and dissident nominees.
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective
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method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders. Lastly, we look for shareholder approval of poison pill plans within one year of adoption of implementation.
13 Special situations are broadly defined as events that are non-routine and differ from the normal course of business for a company’s shareholder meeting, involving a solicitation other than by management with respect to the exercise of voting rights in a manner inconsistent with management’s recommendation. These may include instances where shareholders nominate director candidates, oppose the view of management and/or the board on mergers, acquisitions, or other transactions, etc.
Reimbursement of expense for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation
A company’s board of directors should put in place a compensation structure that balances incentivizing, rewarding, and retaining executives appropriately across a wide range of business outcomes. This structure should be aligned with shareholder interests, particularly the generation of sustainable long-term value.
The compensation committee should carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy and/or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.
There should be a clear link between variable pay and company performance that drives sustained value creation for our clients as shareholders. Where compensation structures provide for a front-loaded14 award, we look for appropriate structures (including vesting and/or holding periods) that motivate sustained performance for shareholders over a number of years. We generally do not favor programs focused on awards that require performance levels to be met and maintained for a relatively short time period for payouts to be earned, unless there are extended vesting and/or holding requirements.
Compensation structures should generally drive outcomes that align the pay of the executives with performance of the company and the value received by shareholders. When evaluating performance, we examine both executive teams’ efforts, as well as outcomes realized by shareholders. Payouts to executives should reflect both the executive’s contributions to the company’s ongoing success, as well as exogenous factors that impacted shareholder value. Where discretion has been used by the compensation committee, we look for disclosures relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders. While we believe special awards15 should be used sparingly, we acknowledge that there may be instances when such awards are appropriate. When evaluating these awards, we consider a variety of factors, including the magnitude and structure of the award, the scope of award recipients, the alignment of the grant with shareholder value, and the company’s historical use of such awards, in addition to other company-specific circumstances.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking.
We support incentive plans that foster the sustainable achievement of results – both financial and non-financial, consistent with the company’s strategic initiatives. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.
Where executive compensation appears excessive relative to the performance of the company and/or compensation paid by peers, or where an equity compensation plan is not aligned with shareholders’ interests, we may vote against members of the compensation committee.
14 Front-loaded awards are generally those that accelerate the grant of multiple years’ worth of compensation in a single year.
15 “Special awards” refers to awards granted outside the company’s typical compensation program.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and relevant compensation committee members.
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Frequency of “Say on Pay” advisory resolutions
BIS will generally support annual advisory votes on executive compensation. It is our view that shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued. Where a company has failed to implement a “Say on Pay” advisory vote within the frequency period that received the most support from shareholders or a “Say on Pay” resolution is omitted without explanation, BIS may vote against members of the compensation committee.
Clawback proposals
We generally favor prompt recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor prompt recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
Employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. Boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests such as the excessive pledging or heading of stock. We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the automatic annual increases of shares available for grant without requiring further shareholder approval, we note that the aggregate impacts of such increases are difficult to predict and may lead to significant dilution. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:
•
Whether we determine that the triggering event is in the best interests of shareholders
•
Whether management attempted to maximize shareholder value in the triggering event
•
The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•
Whether excessively large excise tax gross-up payments are part of the pay-out
•
Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•
Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.
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Option exchanges
There may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:
•
The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•
Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•
There is clear evidence that absent repricing, employee incentives or retention and/or recruiting may be impacted
BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.
Supplemental executive retirement plans
BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Material sustainability-related risks and opportunities
It is our view that well-run companies, where appropriate, effectively evaluate and manage material sustainability-related risks and opportunities16 as a core component of their long-term value creation for shareholder and business strategy. At the board level, appropriate governance structures and responsibilities allow for effective oversight of the strategic implementation of material sustainability issues.
When assessing how to vote – including on the election of directors and relevant shareholder proposals – robust disclosures are essential for investors to understand, where appropriate, how companies are integrating material sustainability risks and opportunities across their business and strategic, long-term planning. Where a company has failed to appropriately provide robust disclosures and evidence of effective business practices, BIS may express concerns through our engagement and voting. As part of this consideration, we encourage companies to produce sustainability-related disclosures sufficiently in advance of their annual meeting so that the disclosures can be considered in relevant vote decisions.
We encourage disclosures aligned with the reporting framework developed by the Task Force on Climate-related Financial Disclosures (“TCFD”), supported by industry-specific metrics, such as those identified by the Sustainable Accounting Standards Board (“SASB”), now part of the International Sustainability Standards Board (“ISSB”) under the International Financial Reporting Standards (“IFRS”) Foundation17. While the TCFD framework was developed to support climate-related risk disclosures, the four pillars of the TCFD: governance, strategy, risk management, and metrics and targets-are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s18 industry-specific metrics are beneficial in helping companies identify key performance indicators (“KPIs”) across various dimensions of sustainability that are considered to be financially material. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
We look to companies to:
•
Disclose the identification, assessment, management, and oversight of sustainability -related risks in accordance with the four pillars of TCFD
•
Publish investor-relevant, industry-specific, material metrics and rigorous targets, aligned with SASB or comparable sustainability reporting standards
Companies should also disclose any supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.
16
By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-run companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework
17
The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.
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18
The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy. The ISSB has committed to build upon the SASB standards, which identify material, sustainability-related disclosures across sectors. SASB Standards can be used to provide a baseline of investor-focused sustainability disclosure and to implement the principles-based framework recommended by the TCFD, which is also incorporated into the ISSB’s Climate Exposure Draft.
Climate risk
It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors, we are interested in understanding how companies may be impacted by material climate-related risks and opportunities — just as we seek to understand other business-relevant risks and opportunities—and how these factors are considered within their strategy in a manner that is consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies that they have in place that mitigate and are resilient to any material risks to their long-term business model is associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, and considering global ambitions to achieve a limit of 1.5°C19. It is, of course, up to each company to define their own strategy, that is not the role of BlackRock or other investors.
BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely, and equitable global energy transition.20 Yet the path ahead is deeply uncertain and uneven, with different parts of the economy moving a different speeds21. Many companies are asking what their role should be in contributing to orderly and equitable transition – in ensuring a reliable energy supply and energy security and in protecting the most vulnerable from energy price shocks and economic dislocation.
In this context, we encourage companies to include in their disclosures a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.
We look to companies to disclose short-, medium-, and long-term targets, ideally science-based targets, where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to zero decarbonizating the global economy over time. We encourage companies to disclose how their capital allocation across various energy sources is consistent with their strategy.
At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory undertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize that these are provided on a good-faith basis as methodologies develops. Our publicly available commentary provided more information on our approach to climate risk and the global energy transition.
19
The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.
20
For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.
21
https://www.blackrock.com/corporate/literature/whitepaper/bii-managing-the-net-zero-transition-february-2022.pdf
Natural capital
The management of nature-related factors is increasingly a core component of some companies’ ability to generate sustainable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availably of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose22 how they consider their reliance and use of natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities, as well as in our assessment of relevant shareholder proposals. Our publicly available commentary provides more information on our approach to natural capital.
Key stakeholder interests
In order to deliver long-term value for shareholders, companies should also consider the interests of their key stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the constituents of the communities in which a company operates. Companies that build strong relationships with their key stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks.
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Companies should effectively oversee and mitigate material risks related to stakeholders with appropriate due diligence processes and board oversight. Our publicly available commentaries provide more information on our approach. Where we determine that company is not appropriately considering their key stakeholder interests in a way that poses material financial risk to the company and its shareholders, we may vote against relevant directors or support shareholder proposals related to these topics. Our publicly available commentary provides more information on our approach.
Conversely, we note that some shareholder proposals seek to address topics that are clearly within the purview of certain stakeholders. For example, we recognize that topics around taxation and tax reporting are within the domain of local, state, and federal authorities. BIS will generally not support these proposals.
22
While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.
Human capital management
A company’s approach to human capital management (“HCM”) is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we expect companies to demonstrate a robust approach to HCM and provide shareholders with disclosures to understand how their approach aligns with their stated strategy and business model.
Clear and consistent disclosures on these matters are critical for investors to make an informed assessment of a company’s HCM practices. Companies should disclose the steps they are taking to advance diversity, equity, and inclusion; job categories and workforce demographics; and their responses to the U.S. Equal Employment Opportunity Commission’s EEO-1 Survey. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our publicly available commentary provides more information on our approach to HCM.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to the companies’ long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
We depend on companies to provide accessible and clear disclosures so that investors can easily understand how their political activities support their long-term strategy, including on stated public policy priorities. When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company’s lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company’s stated positions on policy matters material to its strategy and the material positions taken by significant industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or feel that further transparency may clarify how the company’s political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.
General corporate governance matters
IPO governance
Boards should disclose how the corporate governance structures adopted upon a company’s initial public offering (“IPO”) are in shareholders’ best long-term interests. We also ask boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we think that such arrangements may not be in the best interests of shareholders over the long-term.
We may apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we task boards to take steps to bring corporate governance standards in line with our policies.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. An EGC should have an independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
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Corporate form
Proposals to change a corporation’s form, including those to convert to a public benefit corporation (“PBC”) structure, should clearly articulate the stakeholder groups the company seeks to benefit and provide detail on how the interests of shareholders would be augmented or adversely affected, with the change to a PBC. These disclosures should also include the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals to convert to a PBC if our analysis indicates that shareholders’ interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.
Exclusive forum provisions
BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.
Reincorporation
We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate on a case-by-case basis. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices. Companies should disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Other business
We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Shareholder protections
Amendment to charter/articles/bylaws
Shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
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Proxy access
It is our view that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.24
Securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
24
BlackRock is subject to certain regulations and laws in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals or elect directors to the board.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally think that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Consent solicitation
While BlackRock is supportive of the shareholder rights to act by written consent and call a special meeting, BlackRock is subject to certain regulations and laws that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to participate in consent solicitations. As a result, BlackRock will generally not participate in consent solicitations or related processes. However, once an item comes to a shareholder vote, we uphold our fiduciary duty to vote in the best long-term interests of our clients, where we are authorized to do so.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will generally support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. Shareholders should have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.
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Want to know more?
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This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.
Prepared by BlackRock, Inc.
©2023 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.
Milliman Financial Risk Management LLC
When acting as the primary investment adviser to investment companies which invest in other unaffiliated investment companies (Underlying Funds), the Company shall vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted (“mirror vote”), or in accordance with instructions received from fund shareholders. The Company only votes proxies in instances where it is the primary adviser to a registered investment company as defined in the Investment Company Act.
Please Note: The Company will not be the primary adviser to the Funds; in addition, the Company expects that it will only be engaging in derivative transactions for the Funds, and derivatives do not carry voting rights. As such, the Proxy Voting Policy will not apply.
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Appendix C — Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund's portfolio manager as of each Fund's fiscal year ended December 31, 2022:
Lincoln Financial Investments Corporation
The equity programs are designed to position LFI to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance. Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.
ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.
LONG-TERM INCENTIVE PLAN PROGRAM: From time to time long-term incentive equity awards are granted to certain key employees. Equity awards are generally granted in the form of Lincoln National Corporation restricted stock units that, once vested, settle in Lincoln National Corporation common stock.
DEFERRED COMPENSATION PROGRAM: A portion of the cash compensation paid to eligible LFI employees may be voluntarily deferred at their election for defined periods of time into an account that may be invested in mutual funds. The mutual fund investment options available in such accounts do not currently include LFI-advised funds.
BlackRock Advisors, LLC
BlackRock Financial Management, Inc.
BlackRock Investment Management, LLC
(collectively, BlackRock)
The discussion below describes the portfolio managers’ compensation as of December 31, 2022.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock..
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Savage, Sietsema and Whitehead
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Savage, Sietsema and Whitehead is not measured against a specific benchmark.
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Discretionary Incentive Compensation – Messrs. DeSpirito and Zhao
Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Funds and other accounts are: FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP).
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.:
Discretionary Incentive Compensation – Messrs. Allen and Rogal
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Christopher Allen	Varied Euro-Based Benchmarks and global inflation benchmark.
David Rogal	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messrs. Rieder and Clayton and Koesterich
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. With respect to the/these portfolio manager(s), the/such benchmark(s) for the Fund(s) and other accounts is/are S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index and FTSE Non-US Dollar World Government Bond Index.
Discretionary Incentive Compensation – Messrs. Gillespie, Howard-Johnson, Rehan and Wilkinson
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark. With respect to these portfolio managers, the benchmark for this fund is: FTSE EPRA Nareit
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United States Index. The performance of other accounts or strategies managed by these portfolio managers may not be measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Clayton, DeSpirito, Howard-Johnson, Koesterich, Rieder, Rehan, Rogal, Savage, Sietsema, Whitehead and Zhao are eligible to participate in these plans.
United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Allen and Wilkinson are eligible to participate in these plans.
Singapore-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock Inc. has created a variety of incentive savings plans in which employees are eligible to participate, including the Singapore BlackRock Supplemental Retirement Plan (BSRP) and the Central Provident Fund (CPF) plan (mandatory retirement for Singapore nationals and Singapore Permanent Residents), BlackRock ORSO Retirement Plan (ORSO), and the BlackRock Employee Stock Purchase Plan (ESPP).
BlackRock contributes up to 10% of monthly salary to the BSRP and the CPF in total. BlackRock contributions follow the investment direction set by participants for their own contributions. The ORSO offers a range of investment options and the funds are managed by the firm. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Gillespie is eligible to participate in these plans.
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Milliman Financial Risk Management LLC
Compensation Overview
Milliman FRM portfolio managers and other employees are paid competitive salaries by Milliman FRM. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities. Investment professionals and other key employees also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s contributions to the organization and other factors.
As Milliman FRM is primarily concerned with implementing its investment strategies for its clients, one factor in determining bonuses is how well portfolio managers and traders execute the strategy; bonuses are not contingent on taking excessive risks or chasing high returns. Salaries and discretionary bonuses are intended to allow Milliman FRM to compete for and retain talented professionals with appropriate experience and capabilities that complement our risk management business.
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Lincoln Variable Insurance Products Trust
LVIP Delaware Diversified Income Fund
LVIP Delaware High Yield Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Delaware SMID Cap Core Fund
LVIP Delaware U.S. Growth Fund
LVIP Delaware U.S. REIT Fund
LVIP Delaware Value Fund
1301 South Harrison Street
Fort Wayne, Indiana 46802
Statement of Additional Information May 1, 2023
This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption — referred to as “Funds”—of Lincoln Variable Insurance Products Trust. Each Fund offers two classes of shares: Standard Class and Service Class.
In reorganization transactions that occurred on May 1, 2021, the LVIP Delaware Diversified Income Fund, LVIP Delaware High Yield Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware U.S. REIT Fund, LVIP Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, and LVIP Delaware Value Fund (each a “Fund”, together the “Funds”) acquired and assumed the performance, financial and other historical information of the Delaware VIP® Diversified Income Series, Delaware VIP® High Yield Series, Delaware VIP® Limited-Term Diversified Income Series, Delaware VIP® REIT Series, Delaware VIP® SMID Cap Core Series, Delaware VIP® U.S. Growth Series, and Delaware VIP® Value Series, respectively, each formerly a series of Delaware VIP® Trust (each a “Predecessor Fund,” together the “Predecessor Funds”). Accordingly, information provided in this SAI for the Funds that relates to periods prior to May 1, 2021 is that of the Predecessor Funds.
Each Fund’s most recent Annual Report to shareholders, which contains each Fund’s audited financial statements, is incorporated herein by reference. This SAI should be read in conjunction with each Fund’s prospectus dated May 1, 2023, as may be amended or supplemented. You may obtain a copy of a Fund's prospectus and annual or semi-annual report upon request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 800-4-LINCOLN (454-6265).

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Description of the Trust and the Funds
Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Prior to April 30, 2003, each fund in the Trust in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003.
Each of the Funds, except the LVIP Delaware U.S. Growth Fund, is diversified within the meaning of the Investment Company Act of 1940 (“1940 Act”).
References to “Adviser” in this SAI include both Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) and a Fund's sub-adviser unless the context otherwise indicates.
The following Fund has changed its name within the past five years:
Current Fund Name	Former Fund Name	Date of Name Change
LVIP Delaware U.S. REIT Fund	LVIP Delaware REIT Fund	May 1, 2023
Fundamental Investment Restrictions
Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio (except for fundamental investment restriction 2 regarding borrowing).
Each Fund may not:
1.
(Except for the LVIP Delaware U.S. Growth Fund and the LVIP Delaware U.S. REIT Fund) Make investments that will result in the concentration — as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof — of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The LVIP Delaware U.S. REIT Fund will concentrate its investments in the real estate industry. The LVIP Delaware U.S. REIT Fund otherwise may not make investments that will result in the concentration — as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof — of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
2.
Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.
3.
Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
4.
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.
6.
Make loans of any security or make any other loan if, as a result, more than 33 1∕3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.
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7.
(Except for the LVIP Delaware U.S. Growth  Fund) With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.
The Securities and Exchange Commission’s (“SEC”) staff has taken the position that, for purposes of the concentration disclosure requirement, a fund investing more than 25% of its assets in an industry may be concentrating in that industry. See Registration Form Used by Open-End Management Investment Companies, Investment Company Act Release No. 23064 (Mar. 13, 1998), at note 163. Notwithstanding fundamental investment restriction 1 above, a Fund may concentrate in a particular industry to the extent that such concentration results from the Fund’s tracking or replication of an index.
The 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires an open-end fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage generally means the ratio that the value of a fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
“Senior securities” are generally fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks. A fund also may borrow an amount equal to up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings would not be considered senior securities.
Manager of Managers
Certain of the Funds employ a “manager of managers” structure, which means that the Fund’s investment adviser may delegate the management of some or all of the Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Trust has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Funds’ investment adviser – with Board approval – to enter into and amend a sub-advisory agreement for a Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, a Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Funds’ Adviser is not permitted to hire affiliated sub-advisers without shareholder approval.
The Funds have also received an SEC exemptive order (Investment Company Release Nos. 34727 and 34749) which permits the Funds’ Board of Trustees to approve new sub-advisory agreements or material amendments to an existing sub-advisory agreement at a meeting that is not in person, provided that the conditions of the order are satisfied. These conditions include, among others, the requirements that: (i) the Trustees will be able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting; (ii) management will represent that the materials provided to the Board include the same information the Board would have received if approval were sought at an in-person meeting; (iii) the need for considering the proposal at a non-in-person meeting will be explained to the Board; and (iv) the Trustees will have the opportunity to object to considering the proposal at a non-in-person meeting (in which case, the Board will consider the proposal at an in-person meeting unless the objection is rescinded).
Additional Investment Strategies and Risks
The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund's prospectus.
Unless otherwise stated in the prospectus, investment strategies and techniques are generally discretionary. This means a Fund’s Adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Adviser to the Funds or by other mutual funds in which a Fund invests.
Below describes additional information concerning the investment strategies that the Funds may employ, either principal or discretionary, and the risks of those investment strategies.
All Funds Investments
The following additional investment strategy and risk information relates to all Funds.
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Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.
The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s investment portfolio. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund's return and may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.
Cybersecurity. The use of technology is more prevalent in the financial industry, including the Funds’ management and operations, than in other industries. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. A cybersecurity breach may result in:
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Financial losses to the Funds and shareholders;
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The inability of the Funds to timely process transactions or conduct trades;
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Delays or mistakes in materials provided to shareholders;
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Errors or delays in the calculation of Funds’ net asset values;
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Violations of privacy and other laws (including those related to identity theft);
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Regulatory fines, penalties and reputational damage; and
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Compliance and remediation costs, legal fees and other expenses.
In addition, the noted risks may adversely impact LFI, a Fund’s sub-adviser, if any, the Funds’ principal underwriter, administrator and other service providers to the Funds, as well as financial intermediaries (e.g., insurance company record holders) and parties with which the Funds do business. These risks, in turn, could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, especially as different or unknown risks may emerge in the future. This is particularly the case because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact. There is also the risk that cybersecurity breaches may not be detected.
Environment, Social, and Governance (“ESG”). Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in its prospectus, the Fund’s investment process may integrate ESG factors with traditional fundamental factors. The weight given to any particular ESG factor varies across asset classes, sectors, and strategies and no one factor is determinative. When integrating ESG factors into the investment process, the Fund may rely on third-party data believed to be reliable, but the accuracy of such third-party data is not guaranteed. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable, which may adversely impact the investment process. Moreover, ESG information, regardless of its source, is mostly based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Fund believes that consideration of ESG factors has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the consideration of ESG factors will result in better performance. Investor views on positive or negative ESG characteristics can differ, and the current lack of common standards may result in different approaches to considering ESG factors. Accordingly, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A Fund’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or
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less without the sale or disposition significantly changing the market value of the investment. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser determines the liquidity of investments purchased by the Funds, subject to the Fund’s liquidity risk management program, as approved by the Board of Trustees.
The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail themselves of Rule 144A under the Securities Act of 1933, which permits the Funds to purchase securities which have been privately placed and resell such securities to qualified institutional buyers. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.
If the value of a Fund’s assets invested in illiquid investments at any time exceeds the limitation on illiquid investments, the Fund will take actions, if any are appropriate, to maintain adequate liquidity.
Investment in Securities of Other Investment Companies. Under the 1940 Act, a Fund (other than a fund of funds) generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and unregistered investment companies.
A Fund operating as a “fund of funds” may rely on certain federal securities laws to permit it to invest in affiliated investment companies without limit, non-affiliated investment companies within the statutory limits described above and in other securities that are not issued by investment companies. The Funds have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit a Fund to acquire shares of affiliated and non-affiliated investment companies beyond the statutory limits described above, subject to certain conditions.
If a Fund invests its assets in shares of underlying funds, the Fund is exposed to the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. A Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying funds.
In 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain SEC exemptive relief permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which permits such investments in excess of statutory limits, subject to certain conditions. The Fund of Funds began relying on Rule 12d1-4 as of January 19, 2021, the compliance date for the Rule.
Lincoln National Corporation (LNC) Securities. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide. The Funds are prohibited from directly purchasing securities issued by LNC or any affiliate thereof, except that a Fund may hold shares of LNC or affiliates thereof if the Fund is an index fund (or invests in an index fund) whose investment strategies seek to track the investment performance of a broad-based index. A Fund may indirectly hold shares of LNC or affiliates thereof if the Fund invests in underlying funds which are not advised by affiliates of LNC.
Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.
Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.
Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of
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declining or low interest rates may negatively impact an investment's yield. A Fund may invest in collective investment vehicles, the assets of which consist principally of money market instruments.
Operational Risk. Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund and the adviser (and sub-adviser, if any) seek to reduce these operational risks through controls and procedures. However, these measures do not completely eliminate such risk or address every possible risk and may be inadequate to address significant operational risks.
Pledging Assets. A Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for derivative instruments shall not be subject to the foregoing 15% requirement.
Private companies. The Funds may invest in private companies which can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent a Fund from selling their company shares for a period of time following the public offering.
Investments in private companies can offer a Fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.
Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. Certain Funds may also invest in purchase and sale contracts. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.
Because a reverse repurchase agreement may constitute borrowing, while a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the adviser deems creditworthy. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.
Short Sales. A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
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The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to the risk that the counterparty will not be able to meet its obligations.
When a Fund enters into a short sale against the box, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated Instruments held at the time of the short sale and if certain other conditions are satisfied.
Special Situations. A Fund may invest in certain securities under special situations. A special situation arises when, in the adviser’s opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
A Fund may invest in the securities of companies which have been in continuous operation for less than three years, or have capitalizations of less than $250 million at the time of purchase. Securities of these companies may have limited liquidity which can result in their being priced lower than they may be otherwise. Investments in unseasoned or smaller companies are more speculative and involve greater risk than do investments in companies with established operating records or that are larger.
Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, including but not limited to, holding a substantial portion of the Fund's assets in cash or cash equivalents, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. If a Fund does so, different factors could affect performance and a Fund may not achieve its investment objectives.
Equity Investments
The following additional investment strategy and risk information relates to each Fund that may invest in equity securities.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this
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higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities generally are interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Equity Securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants. Equity securities may decline due to general market conditions, which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities.
Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated and the general risk that domestic and global economies have historically risen and fallen in periodic cycles. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.
Exchange-Traded Funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may invest in ETFs as a principal investment strategy and the Funds may also purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in the market for shares of an ETF could result in it being more volatile. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (NAV), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times. Furthermore, bid/ask spreads and the resulting premium or discount to NAV of the ETF’s shares may widen during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither LFI nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
ETF Authorized Participant Concentration Risk. For an underlying exchange-traded fund, only an “authorized participant” may engage in creation or redemption transactions directly with the ETF. The ETF may have a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the ETF and no other authorized participant is able to step forward to create or redeem “creation units,” the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a Fund which expire without being exercised will result in a loss to the Fund.
Fixed Income Investments
The following additional investment strategy and risk information relates to each Fund that may invest in fixed-income securities.
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Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors, including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing any credit enhancement. If the required payments of principal and interest are not made to the trust with respect to the underlying loans after the credit enhancement is exhausted, certificate holders may experience losses or delays in payment.
For many asset-backed securities, the cash flows from the pool are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the pool and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from an asset-backed security typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, asset-backed security tranches can experience substantial losses.
In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.
A Fund may invest in each of collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (SPE) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create synthetic exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced fire sale liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed-income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers. The rate of interest on a fixed-income security may be fixed, floating or variable. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The income earned by a Fund on investments in floating and variable rate securities will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus, a Fund’s income on such investments will be more unpredictable than the income earned on such investments with a fixed rate of interest.
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Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.
As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the values of debt securities typically increase. In periods of rising interest rates, the values of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of a Fund’s shares to fluctuate in value.
A Fund’s share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services LLC (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.
Delayed Delivery and When-Issued Securities and Forward Commitments. Some Funds may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.
Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs are typically notes representing senior, unsecured, unsubordinated debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (reference instrument) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how a Fund characterizes and treat ETNs for tax purposes.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Floating Rate Debt Investments (LIBOR). The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the UK Financial Conduct Authority (“FCA”) publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar
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LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On December 16, 2022, the Fed adopted a final rule that identifies the Secured Overnight Financing Rate (“SOFR”) as the replacement for USD LIBOR. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund. Additionally, alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
High Yield Fixed-Income Securities (“Junk” Bonds). Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed-income securities (commonly referred to as high yield bonds or “junk” bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.
High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.
The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws also may have a negative impact on the market for high yield bonds.
The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be “fair valued” in accordance with a Fund's procedures. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. The rate of interest on a loan may be fixed, floating or variable. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower’s failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
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Investments in loans directly or through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate (CMBS) or residential properties (RMBS). Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.
Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. CMOs and REMICs issued by private entities — so-called “non-agency mortgage-backed securities”—are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi- class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.
Fannie Maes and Freddie Macs are pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. However, in 2008, due to concerns related to the mortgage crisis, the Federal Housing Finance Agency placed these agencies into conservatorship and the U.S. government provided them with financial support.
The Federal Housing Finance Agency and the White House have made public statements regarding plans to consider ending the conservatorship of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on their creditworthiness and guarantees of certain mortgage-backed securities. Should Fannie Mae's and Freddie Mac's conservatorship end,
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there could be an adverse impact on the value of their securities, which could cause losses to a Fund. In addition, under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain. There is no assurance that the U.S. government or its agencies will provide Freddie Mac or Fannie Mae with financial support in the future.
The value of mortgage-related securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.
Municipal Bonds. A Fund may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (Municipal Bonds). A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (State Municipal Bonds). A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (Non-Municipal Tax-Exempt Securities). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Other types of Municipal Bonds include, but are not limited to, moral obligation bonds, municipal notes, municipal lease obligations, tender option bonds, variable rate demand obligations, municipal interest rate swap transactions, insured municipal bonds and Build America bonds.
The issuer of Municipal Bonds pays a fixed, floating or variable rate of interest, and must repay the principal at maturity. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivatives.
The value of the Municipal Bonds may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers. There will be a limited market for certain Municipal Bonds and a Fund could face illiquidity risks.
Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The two principal classifications of Municipal Bonds are general obligation and revenue or special obligation bonds, which latter category includes private activity bonds (or industrial development bonds under pre-1986 law).
Real Estate Investment Trusts (“REITs”). Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain an exemption from the 1940 Act. For taxable years
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beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITS may be entitled to the deduction.
Real Estate Securities. A Fund investing significantly in the global real estate industry may carry a much greater risk of adverse developments in the real estate industry than a fund that invests less significantly in that industry. Real estate values rise and fall in response to a variety of factors, including: local, regional, and national and global economic conditions; interest rates; tax and insurance considerations; changes in zoning and other property-related laws; environmental regulations or hazards; overbuilding; increases in property taxes and operating expenses; or value decline in a neighborhood. When economic growth is slow, demand for property decreases and prices may decline.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
U.S. Government Securities. A Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). The guarantee by the U.S. Government may be affected by ongoing debt negotiations and related uncertainty or debt default.
Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.
U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.
A Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.
A Fund may invest in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.
In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.
Foreign Investments
The following additional investment strategy and risk information relates to each Fund that may invest in foreign securities.
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Foreign Currency Transactions. A Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A Fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). A Fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward contract with respect to a currency where the Fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge). Certain Funds may also invest in currency forwards to gain exposure to a particular currency or to enhance returns.
A Fund may enter into forward contracts to shift its investment exposure from one currency to another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.
Successful use of currency management strategies will depend on the adviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the adviser anticipates. For example, if a currency’s value rose at a time when the adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.
Forward Foreign Currency Contract Risk. A Fund may use forward foreign currency contracts to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. These forward contracts are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the fund’s holdings, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.
Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments and therefore may reduce the value of foreign investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance
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of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may be difficult to enforce legal rights in foreign countries.
Investing abroad involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, tariffs, trade embargoes or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability or collapse, military action or unrest, terrorism, regional conflicts, war or adverse diplomatic developments, which could negatively impact investments in those countries. The foreign countries in which a Fund invests may become subject to economic and trade sanctions or embargoes imposed by the U.S. or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.
Investing in emerging markets involves additional risks. An “emerging market company” generally is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase. The countries included in this definition will change over time. Foreign investment considerations generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. In many emerging markets, including China, there also is substantially greater risk that company disclosures will be incomplete or misleading and, in the event of investor harm, substantially less access to recourse, in comparison to U.S. domestic companies. Furthermore, with respect to business operations in China, there are significant risks due to the inability of the Public Company Accounting Board to access the audit work papers of Chinese audit firms. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain.
In addition to investing directly in equity securities, the Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.
On January 31, 2020, the United Kingdom officially withdrew from the EU (commonly known as “Brexit”). Negotiators representing the United Kingdom and EU came to a preliminary trade agreement that took effect on January 1, 2021, but many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of a Funds’ investments and/or on a Funds’ ability to enter into certain transactions or value certain investments. These developments also may make it more difficult for a Fund to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.
Investments in Russia. Investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions or other similar measures. Other similar measures may include, but are not limited to, banning Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia. Such sanctions or other similar measures – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund’s performance and/or ability to achieve its investment
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objective. It is also possible that such sanctions or similar measures may prevent U.S.-based entities that provide services to a Fund from transacting with Russian entities. Under such circumstances, a Fund may not receive payments due with respect to certain investments, such as the payments due in connection with the Fund’s holding of a fixed income security. In addition, such sanctions and other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. More generally, investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.
Russia has attempted, and may attempt in the future, to assert its influence in the region surrounding it through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia's economy and Russian issuers of securities in which a Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing, selling and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. Default by the Russian Federation on its sovereign debt will have implications to credit default swaps in relation to the Russian Federation. A Fund’s ability to participate in any resulting credit default swap auction or physical settlement process may be limited by, among other things, sanctions or other similar measures.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia.
Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still can occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. These services may be carried out by the companies themselves or by registrars located throughout Russia. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence, or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent by inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections.
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To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. A Fund may also experience difficulty in obtaining and/or enforcing judgments in Russia.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Investing through Stock Connect (China and Hong Kong). Certain Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”) through the Shanghai – Hong Kong Stock Connect program and the Shenzhen - Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain equities via brokers in Hong Kong. Although Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide daily quota limitations, which may prevent a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. Once such daily quota on SSE or SZSE is used up, acceptance of the corresponding buy orders on SSE or SZSE (as applicable) will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the People’s Republic of China (“PRC”) or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. The applicable rules as well as trading, settlement and information technology (“IT”) systems required to operate Stock Connect are continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulations by both Hong Kong and the PRC. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities under Stock Connect, operational arrangements or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although for defaults by Hong Kong brokers occurring on or after January 1, 2020, the Hong Kong Investor Compensation Fund will cover losses incurred by investors with a cap at HK $500,000 per investor with respect to securities traded on a stock market operated by the SSE and/or SZSE and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of the Stock Connect. In the PRC, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. To the extent HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, a Fund has no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In this event, a Fund may not fully recover its losses and the process could be delayed. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Stock Connect securities in the PRC or elsewhere. Therefore, even though a Fund’s ownership may be ultimately recognized, the Fund may suffer difficulties or delays in enforcing their rights in A-shares. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, a Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit
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the number of brokers that a Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, relevant market practice with respect to special segregated accounts is continuing to evolve.
Investing through Bond Connect (China and Hong Kong). Certain Funds may invest in the China Interbank Bond Market (the “CIBM”) through China’s Bond Connect Program (“Bond Connect”) subject to any applicable regulatory limits. Bond Connect is a bond trading and settlement linked program developed by the People’s Bank of China (“PBOC”), Hong Kong Monetary Authority (“HKMA”), China Foreign Exchange Trade System and National Interbank Funding Centre (“CFETS”), China Central Depository and Clearing Co., Ltd. (“CCDC”), Shanghai Clearing House (“SCH”), Hong Kong Exchanges and Clearing Limited and Central Moneymarkets Unit (“CMU”), with the aim of achieving mutual bond market access between China and Hong Kong. For the time being, this program allows eligible Hong Kong and overseas investors to invest in the bonds traded in the CIBM through the northbound trading of Bond Connect (the “Northbound Trade Link”) only.
Eligible Hong Kong and overseas investors may use their own sources of Renminbi in the Chinese offshore market (“CNH”) or convert foreign currencies into the Renminbi to invest in CIBM bonds under Bond Connect. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and Renminbi in respect of such investments. Currently, there is no investment quota for the Northbound Trade Link.
By seeking to invest in the CIBM via Bond Connect, a Fund is subject to the following additional risks:
General Risk. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. Bond Connect requires use of new information technology systems which may be subject to operational risk due to Bond Connect’s cross-border nature. If the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted.
Market Risk. A Fund investing in the CIBM is subject to liquidity, valuation and volatility risks. Market volatility and potential lack of liquidity due to possible low trading volume of certain bonds in the CIBM may result in prices of certain bonds traded in the CIBM fluctuating significantly. The bid and offer spreads of the prices of such bonds may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments. In addition, Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
To the extent that a Fund transacts in the CIBM, the Fund may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by failure to deliver relevant securities or to make payment.
Third Party Agent Risk. Under the Northbound Trading Link, CFETS or other institutions recognized by PBOC (as the registration agents) shall apply for registration with PBOC for the eligible Hong Kong and overseas investors. In addition, CMU (as the offshore custody agent recognized by the HKMA) shall open a nominee account with CCDC/SCH (as the onshore custody agent) as nominee holder of the CIBM bonds purchased by Hong Kong and overseas investors through Bond Connect.
As the relevant filings, registration with PBOC, and account opening have to be carried out by an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), a Fund is subject to the risks of default or errors on the part of such third parties.
Operational Risk. Bond Connect provides a new channel for investors from Hong Kong and overseas to access the CIBM directly. It is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant authorities.
The “connectivity” in Bond Connect requires routing of orders across the border. This requires the development of new information technology systems. There is no assurance that the systems of market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted. A Fund’s ability to access the CIBM (and hence to pursue its investment strategy) may be adversely affected.
Regulatory Risk. The PBOC Bond Connect rules are departmental regulations having legal effect in China. However, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such rules.
Bond Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the relevant authorities in China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Bond Connect.
The regulations are currently untested and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Bond Connect will not be abolished. A Fund which may invest in the CIBM through Bond Connect may be adversely affected as a result of such changes.
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Legal/Beneficial Ownership Risk. Where CIBM bonds are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of CMU and CCDC/SCH. CIBM bonds will be held by CMU as a nominee holder of the bonds purchased by foreign investors through Bond Connect. The PBOC has made it clear that the ultimate investors are the beneficial owners of the relevant bonds and shall exercise their rights against the bond issuer through CMU as the nominee holder. While the distinct concepts of nominee holder and beneficial owner are referred to under PBOC rules or regulations, as well as other laws and regulations in China, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such concepts. Therefore, although a Fund's ownership may be ultimately recognized, it may suffer difficulties or delays in enforcing its rights over CIMB bonds.
Tax within China. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in CIBM bonds through Bond Connect could result in unexpected tax liabilities for a Fund. A Fund’s investments in CIBM bonds may cause the Fund to become subject to withholding and other taxes imposed by China.
If a Fund were considered to be a tax resident enterprise of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax on the profits attributable to the permanent establishment. The Adviser intends to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of a Fund.
Unless reduced or exempted by the applicable tax treaties, China generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China.
The Ministry of Finance of China and the State Administration of Taxation of China issued Caishui No. 108 on November 7, 2018 (“Notice 108”), which states that foreign investors will be temporarily exempt from the withholding income tax on their gains derived from CIBM bond interest.
The Adviser or a Fund may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of CIBM bonds and coupon interest income (if any). Notice 108 specifies that foreign investors will also be temporarily exempt from the value added tax exemption on their gains derived from CIBM bond interest. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Adviser or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.
The temporary exemption of withholding tax and value added tax will continue during the period from November 7, 2021 through December 31, 2025. If, in the future, China begins to apply tax rules regarding the taxation of bond interest income derived by foreign investment in CIBM, and/or begins to collect withholding tax and other taxes on such investment, the Adviser or a Fund could be subject to such withholding tax and value added tax
Derivatives Investments
The following additional investment strategy and risk information relates to each Fund that may invest in derivatives.
Derivatives. SEC Rule 18f-4 regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds’ securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and the other relevant transactions as part of its investment strategies. These requirements may increase the
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cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Investment Adviser cannot predict the effects of these requirements on the Funds. The Investment Adviser intends to monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Equity Linked Securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. A Fund may invest up to 10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid. In some instances, investments in equity linked securities may be subject to the Fund's limitation on investments in investment companies.
Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.
Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed and vice versa. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities, equity securities, fixed-income securities or commodities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a Futures Commission Merchant (FCM) when the contract is entered into and to maintain the required variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which can distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of cash price trends by the adviser still may not result in a successful use of futures.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity compared to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price fluctuates by more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.
Although a Fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund is required to post cash or other assets as margin that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
Successful use of futures contracts as a hedge is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation
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between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.
Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each Fund has filed a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) and, therefore, is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act (CEA). Funds operating as “funds of funds” have also claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. These exemptions impose limitations on the amount of commodity interests that may be held directly or indirectly by a Fund.To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. With respect to Funds operating as “funds of funds,” when the temporary exemption expires (which will occur when specific regulatory guidance is issued by the CFTC), each Fund will evaluate whether it continues to be eligible to claim an exclusion from CFTC regulation or if, considering any factors relevant based on the nature of the regulatory guidance when it is issued, it should register and operate under CFTC regulation. Consequently, these Funds may incur additional expenses relating to CFTC compliance.
Indexed Securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-indexed bonds are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying investments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Common issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
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Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Unlike transactions entered into by a Fund in futures contracts and options on futures contracts, certain options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the CBOE Options Exchanges, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corp. (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.
Options on Futures Contracts. A Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.
As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
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The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
The successful use of a Fund’s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although a Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the OCC, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.
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OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a Fund were to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.
Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. Stock index futures may be used to hedge the equity portion of a Fund’s securities portfolio with regard to market risk (involving the market’s assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.
Structured Products. A Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.
Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments (commodity-linked notes). Commodity-linked notes may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The purchase of commodity-linked notes will expose a Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, relatively less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be structured by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Issuers of structured notes include corporations and banks. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated
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indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, relatively less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.
An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. Another type of swap is an inflation swap in which one party transfers inflation risk to another party through an exchange of cash flows. One of the parties pays a fixed rate tied to a notional principal amount, while the other party pays a floating rate tied to an inflation index.
A cap is a contract for which the buyer pays a fee, or premium, to obtain protections against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.
Swap transactions, caps and floors are typically net basis contracts (i.e., the two payment streams are netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each transaction will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess may be required to be posted as collateral with the counterparty as security for such obligations.
A Fund may enter into a credit default swap (CDS) contract, which is an instrument by which one party transfers to another party the financial risk of a certain credit event as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection given by the seller of the CDS contract, the purchaser of the protection agrees to pay the seller of the protection a periodic premium. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuers of its holdings or to decreases in certain markets. The Fund might also sell protection and use CDS contracts to increase or vary exposure to certain securities or markets. As the seller of protection, in the event a credit event occurs, the seller of protection has the obligation to make the purchaser whole or pay an agreed upon amount in return for the transfer to the seller of protection of the reference securities.
CDS contracts do not involve netting, but require the payment of a premium by the purchaser of protection and if a credit event occurs, the delivery to the seller of protection of the reference securities, securities equal in value to the reference securities or the negotiated monetary value of the obligation. If a credit event occurs, the seller of protection has the obligation to make the purchaser of protection whole or pay an agreed upon amount. The Fund will post cash or other liquid assets as collateral to cover its obligations under the swap transaction.
A Fund may enter into currency swaps. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Fund’s use of these transactions will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
A significant risk in swap transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the ability of the counterparty to meet its contractual obligations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. In the event of a counterparty’s (or its affiliate’s)
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insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the EU, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”). Currently, some transactions are required to be centrally cleared. Swap transactions that are not centrally cleared may be relatively less liquid than exchange-traded instruments and are subject to margin requirements that will be implemented on a phased-in basis. Central clearing is expected to decrease counterparty risk by interposing the central clearinghouse as the counterparty to each of the parties to the original bi-lateral swap contract.
The Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
SEC Names Rule Requirement
LVIP Delaware Diversified Income Fund. The Fund’s policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Delaware High Yield Fund. The Fund’s policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate bonds rated at the time of purchase lower than BBB- by Standard & Poor’s Financial Services LLC (S&P) and lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO) is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Delaware Limited-Term Diversified Income Fund. The Fund's policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Delaware U.S. REIT Fund. The Fund's policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate investment trusts (REITs) is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP Delaware SMID Cap Core Fund. The Fund’s policy of normally investing at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of small-and mid-capitalization companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Delaware U.S Growth Fund. The Fund’s policy of normally investing at least 80% of its assets, plus the amount of any borrowings for investment purposes, in U.S. investments is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Delaware Value Fund. The Fund’s policy of normally investing at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Portfolio Transactions and Brokerage
The Funds' Adviser or sub-advisers (as applicable) (collectively referred to as the Adviser) are responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in
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the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser currently provides investment advice to a number of other clients. The Adviser will allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations, among the major factors the Adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser, as the case may be).
On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including a Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.
In connection with effecting portfolio transactions, consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The Adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.
The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time and will receive reports regarding brokerage practices. The nature of the research services provided to the Adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the Adviser regards as a useful supplement of its own internal research capabilities.
The Adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the Adviser; in addition, the Adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.
During the last three fiscal years ended December 31, 2022, 2021 and 2020, the following Funds incurred brokerage commissions as follows:
Brokerage and Research Services
	2022	2021	2020
LVIP Delaware Diversified Income Fund	$84,390	$22,224	$N/A
LVIP Delaware Limited Term Diversified Income Fund	34,328	7,323	N/A
LVIP Delaware SMID Cap Core Fund	126,859	67,975	165,249
LVIP Delaware U.S. Growth Fund	45,356	85,116	133,375
LVIP Delaware U.S. REIT Fund	84,457	94,785	722,255
LVIP Delaware Value Fund	74,923	70,573	186,731
Purchases of Securities of “Regular” Brokers or Dealers
As of the fiscal year ended December 31, 2022, the Funds listed below held investments in securities of their regular broker dealers:
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Fund Name	Regular Broker/Dealer	Aggregate Holdings of Securities ($)
LVIP Delaware Diversified Income Fund	Citigroup	$6,175,723
	Morgan Stanley	$50,976,850
	State Street	$2,965,000
LVIP Delaware Limited Term Diversified Income Fund	Citigroup	$650,000.00
	Goldman Sachs	$25,774,158
	Morgan Stanley	$13,883,483
	State Street	$2,560,000
No Commissions to Finance Distribution
The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund's portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund's brokerage commissions are not used to finance the distribution of Fund shares.
Commission Recapture Program
The Funds do not participate in commission recapture programs.
Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund’s portfolio securities. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While the Funds are not managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

	2022	2021
LVIP Delaware Diversified Income Fund[1]	96%	280%
LVIP Delaware High Yield Fund[1]	36%	93%
LVIP Delaware Limited Term Diversified Income Fund[1]	122%	274%
LVIP Delaware U.S. REIT Fund[2]	16%	15%
LVIP Delaware SMID Cap Core Fund[2]	19%	17%
LVIP Delaware U.S. Growth Fund[1]	33%	91%
LVIP Delaware Value Fund[1]	8%	25%
1 The Fund’s portfolio turnover decreased in 2022 due to decreased trade activity.
2 The Fund’s portfolio turnover increased in 2022 due to increased trade activity.
Trustees and Officers
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
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The Trust's officers are responsible for the Funds' day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of the Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Financial Investments Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	109	Lincoln Financial Investments Corporation; CITRS, Inc.
*
Mr. Bronchetti is an interested person of the Trust because he is a Director and an Officer of Lincoln Financial Investments Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.
Independent Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy School
NY/NJ/CT Alumni Network
(President); Board of
Directors of the University
of North Carolina, School of
Law Alumni Association

Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of Pricewaterhouse Coopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women, Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	Thornbury Income Builder Opportunities Trust since 2020
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)
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Officers of the Trust
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016
Director and President, Lincoln Financial
Investments Corporation; Chief Investment
Officer of The Lincoln National Life
Insurance Company; Formerly: Director,
Senior Vice President and Head of Funds
Management.

William P. Flory, Jr. 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1961	Vice President, Treasurer, and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate Account
Operations and Mutual Fund Administration,
The Lincoln National Life Insurance
Company; Formerly: Second Vice President,
Director of Separate Account Operations,
The Lincoln National Life Insurance
Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019
Vice President and Assistant Secretary,
Lincoln Financial Investments Corporation;
Vice President, The Lincoln National Life
Insurance Company; Vice President, Lincoln
Life & Annuity Company of New York; Vice
President, Lincoln National Corporation.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Mangement, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel – Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer and
Assistant General Counsel, Lincoln National
Corporation; Vice President, Secretary, and
Chief Legal Officer, Lincoln Financial
Investments Corporation.

Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial Investments
Corporation; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Senior Vice President, Lincoln
Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies, Lincoln Financial
Investments Corporation; Senior Vice
President, Lincoln Life & Annuity Company
of New York; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Formerly, Head of Product
Management, Nationwide Investment
Management Group

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Trustee Qualifications
The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust’s Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange Commission (SEC), and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.
Jayson R. Bronchetti. Mr. Bronchetti has served as Director and President of Lincoln Financial Investments Corporation since August 2016. Mr. Bronchetti also serves as an officer of The Lincoln National Life Insurance Company. Mr. Bronchetti joined Lincoln Financial Group in 2013. Mr. Bronchetti previously served as Executive Director of Debt Capital Markets for J.P. Morgan. He has also held positions in private equity, fixed income asset management, credit research, and trading with Macquarie Investments and Bank of America. He is a founding Chapter Executive of the Chartered Alternative Investment Analyst (“CAIA”) Society of Philadelphia and has served as a board member on several private equity owned companies and charitable foundations. Mr. Bronchetti received a bachelor’s degree in finance, with a minor in economics, from Miami University in Oxford, Ohio. He is also a graduate of the Executive Development Program at the Wharton School of the University of Pennsylvania. Mr. Bronchetti is a member of the CFA Society of Philadelphia, and holds Series 7, Series 79, and Series 63 securities licenses.
Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a director of Fit and Fresh (a manufacturer of consumer housewares products), Lumisource + Grandview Gallery (designer and distributor of residential furniture and lighting products), and Giftcraft (a provider of consumer gift products). He has previously served as a director of multiple other companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.
Ken C. Joseph. Mr. Joseph has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. He is currently a Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas for Kroll LLC (formerly Duff & Phelps, LLC). Mr. Joseph previously served for over 20 years at the U.S. Securities & Exchange Commission, including as Associate Director/Senior Officer in the Division of Examinations (formerly known as the Office of Compliance Inspections and Examinations), and as an Assistant Director in the Division of Enforcement. He previously served as an Associate Dean of St. John’s University, NY. Currently, he serves on the Board of Directors of the Harvard Kennedy School NY/NJ/CT Alumni Network (President), University Settlement, and the University of North Carolina, School of Law Alumni Association. Mr. Joseph provides the board with compliance, securities law and business experience.
Barbara L. Lamb. Ms. Lamb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. She retired from WH Trading LLC in 2022. Ms. Lamb served as a Managing Director of Finance and Administration for WH Trading LLC from 2015-2022. She previously served as a Managing Director of Cheiron Trading LLC from 2012-2015 and a Financial Officer for Valorem Law Group, LLC from 2008-2009. Previously, she served as Chief Development Officer for Market Liquidity, LLC from 1999-2001. Ms. Lamb served as Chief Credit Officer, Senior Vice President, and Director for The Chicago Corporation from 1986-1998 and in several finance and development positions from 1980-1986. Ms. Lamb holds the Chartered Financial Analyst Designation and is a member of the CFA Institute of Chicago. Through her experience, Ms. Lamb provides the board with risk management and investing insight.
Gary D. Lemon, Ph.D. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust from 2004 to 2006 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a Professor
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of Economics and Management at DePauw University and is the current Chair of the Economics and Management department. Dr. Lemon was formerly the James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship at DePauw University. He is a former member of the Greencastle City Council and the Greencastle Redevelopment Commission. He is an author of a book on investing. He has also served on several other committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight.
Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008, where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.
Charles I. Plosser. Mr. Plosser has served as a Trustee of Lincoln Variable Insurance Products Trust since 2018. Mr. Plosser formerly served as a Public Governor for FINRA, the Financial Industry Regulatory Authority, where he serves on the Investment Committee and the Finance, Operations and Technology Committee. Mr. Plosser served as the Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc. from August 2006 to March 2015 and as Chairman of the Investment Committee of the Federal Reserve System Retirement Systems. Mr. Plosser was the John M. Olin Distinguished Professor of Economics and Public Policy and Director of the Bradley Policy Research Center at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he also served as Dean from 1993 to 2003. Mr. Plosser was also a professor of economics in the Department of Economics at the University of Rochester, a senior research associate at the Rochester Center for Economic Research in the University’s College of Arts and Science and a research associate at the National Bureau of Economic Research in Cambridge, Massachusetts. He has also been a visiting scholar at the Bank of England and Federal Reserve Bank of Minneapolis. He has served as a consultant to numerous corporations, including Chase Manhattan Bank, Eastman Kodak Company and The Wyatt Company, on topics ranging from strategic planning and forecasting to portfolio and pension fund management, capital budgeting and financial analysis. Through his experience, Mr. Plosser provides federal banking experience and economic knowledge.
Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time, she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.
Manisha A. Thakor. Ms. Thakor has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. Ms. Thakor currently serves at MoneyZen LLC, which she founded in 2009. From 2018-2020, Ms. Thakor served as Vice President at Brighton Jones. From 2015-2017, Ms. Thakor served as Director of Wealth Strategies for Women at Buckingham Financial. She is a Board member of The National Endowment for Financial Education. Ms. Thakor is also a Chartered Financial Analyst (CFA) charterholder and Certified Financial Planner (CFP®). Ms. Thakor provides the Board with investment management experience and financial services industry insight.
Brian W. Wixted. Mr. Wixted has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. Mr. Wixted formerly served as a consultant for CKC Consulting and since 2019, as an Advisory Partner with AI Capital. Mr. Wixted served as the Senior Vice President of Finance and Fund Treasurer of the Oppenheimer Funds from 1999-2016. He served as the Principal and Chief Operating Officer of Bankers Trust Company’s Mutual Funds Group from 1995-1999 and the Vice President and Chief Financial Officer for CS First Boston Investment Management Corp from 1991-1995. Mr. Wixted served as Vice President and Accounting Manager with Merrill Lynch Asset Management from 1987-1991. From 1981-1987, he held several accounting positions with brokerage and accounting firms. Mr. Wixted holds a Certified Public Accountant designation and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Through his experience, Mr. Wixted provides mutual fund, investment management and financial services industry insight.
Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery at BNY Mellon Asset Servicing from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Prior to that, Ms. Wolcott served as Executive Vice President of the predecessor firm, PFPC Worldwide Inc., from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial services industry insight.
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Board Oversight
The primary responsibility of the Board of Trustees is to represent the interests of the Trust’s shareholders and to provide oversight of the management of the Funds. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently composed of eleven trustees, ten of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Trustee). The Interested Trustee serves as the Chairperson of the Board.
The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.
Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Fund’s expenses, oversee compliance with regulatory requirements, and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.
As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Fund’s investment performance with the Adviser at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act and a quarterly report regarding the operation of the Trust’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.
The Board considered the number of Funds in the Trust, the total assets of the Trust and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of the Trust.
Board Committees
Audit Committee. The Board of Trustees has established an Audit Committee. The Audit Committee oversees the Funds’ financial reporting process on behalf of the Board of Trustees and reports its activities to the Board. The Audit Committee assists and acts as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust’s systems of controls, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Ken C. Joseph, Barbara L. Lamb, Thomas A. Leonard, and Brian W. Wixted (Chair). The Audit Committee met four times during the last fiscal year.
Investment Committee. The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Steve A. Cobb (Chair), Gary D. Lemon, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor and Nancy B. Wolcott. The Investment Committee met four times during the last fiscal year.
Nominating and Governance Committee. The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board of Trustees. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. The members of the Nominating and Governance Committee are Independent Trustees: Steve A. Cobb, Ken C. Joseph, Barbara L. Lamb, Gary D. Lemon, Thomas A. Leonard, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor, Brian W. Wixted, and Nancy B. Wolcott (Chair). The Nominating and Governance Committee met four times during the last fiscal year. The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801.
Ownership of Securities
As of December 31, 2022, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2022, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:
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Interested Trustee
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jayson R. Bronchetti	None	None
Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Steve A. Cobb
LVIP Baron Growth Opportunities Fund – $10,001 – $50,000
LVIP Dimensional U.S. Core Equity 2 Fund – $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000
LVIP SSGA S&P 500 Index Fund – $10,001 – $50,000
Over $100,000
Ken C. Joseph	LVIP Vanguard Domestic Equity ETF Fund – $50,001 – $100,000	$50,001 – $100,000
Barbara L. Lamb
LVIP Dimensional U.S. Core Equity 1 Fund – $10,001 – $50,000 LVIP Dimensional U.S.
Core Equity 2 Fund – $10,001 – $50,000
LVIP Dimensional International Core Equity Fund – $10,001 – $50,000
LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000
Over $100,000
Gary D. Lemon
LVIP Dimensional International Equity Managed Volatility Fund – $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000
LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000
Over $100,000
Thomas A. Leonard	LVIP Structured Moderate Allocation Fund – Over $100,000	Over $100,000
Charles I. Plosser	LVIP SSGA Moderate Index Allocation Fund – Over $100,000	$50,001 – $100,000
Pamela L. Salaway	LVIP Baron Growth Opportunities Fund – $10,001 – $50,000 LVIP Mondrian International Value Fund – $10,001 – $50,000 LVIP SSGA S&P 500 Index Fund – Over $100,000	Over $100,000
Manisha A. Thakor	LVIP SSGA Small Cap Index Fund – $10,001 – $50,000 LVIP SSGA Nasdaq-100 Index Fund – $10,001 – $50,000	$50,001 – $100,000
Brian W. Wixted
LVIP SSGA S&P 500 Fund – $10,001 – $50,000
LVIP SSGA Bond Index Fund – $10,001 – $50,000
LVIP SSGA Short-Term Bond Index Fund – $10,001 – $50,000
LVIP SSGA Mid Cap Index Fund – Under $10,000
LVIP SSGA Small-Cap Index Fund – Under $10,000
$50,001 – $100,000
Nancy B. Wolcott	LVIP American Balanced Allocation Fund – $50,001 – $100,000	$50,001 – $100,000
Brian Wixted served as officer for OppenheimerFunds, Inc. (“Oppenheimer”) from 1999 until his retirement in 2016. He has a deferred compensation plan previously sponsored by Oppenheimer where he receives an annual payout for a fixed number of years based on the performance of phantom share investments in Oppenheimer funds. In 2019, Invesco acquired Oppenheimer and assumed financial responsibility for payments under the former Oppenheimer deferred compensation plan. Invesco began serving as a sub-adviser to certain LVIP Funds on February 8, 2019. Payments under the plan to Mr. Wixted have exceeded $120,000 during the past two calendar years. The payment amounts are determined by previously established factors (i.e., performance of the relevant funds), and the payment amounts are not impacted by the profits of Oppenheimer or Invesco.
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Compensation
The following table sets forth the compensation paid to the Trust’s Independent Trustees and by the Fund Complex for the fiscal year ended December 31, 2022:
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex
Steve A. Cobb, Trustee	$341,500	$341,500
Ken C. Joseph, Trustee*	$317,500	$317,500
Barbara L. Lamb, Trustee	$317,500	$317,500
Gary D. Lemon, Trustee	$317,500	$317,500
Thomas A. Leonard, Trustee	$385,500	$385,500
Charles I. Plosser, Trustee	$317,500	$317,500
Pamela L. Salaway, Trustee	$317,500	$317,500
Manisha A. Thakor, Trustee*	$317,500	$317,500
Brian W. Wixted, Trustee	$341,500	$341,500
Nancy B. Wolcott, Trustee	$327,500	$327,500
*
Effective January 1, 2022, Mr. Joseph and Ms. Thakor were appointed as Independent Trustees of the Trust.
Investment Adviser and Sub-Advisers
Investment Adviser. Lincoln Financial Investments Corporation (“LFI” or the “Adviser”) is the investment adviser to the Funds. LFI is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”). LFI's address is 150 N. Radnor-Chester Road, Radnor, Pennsylvania 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
Pursuant to the Investment Management Agreement, LFI manages each Fund's portfolio investments and reports to the Board of Trustees. Each Fund pays LFI a monthly fee equal to a percentage of the average daily net assets of that Fund. The aggregate annual rates of the fees payable by each Fund to LFI may vary according to the level of assets of that Fund.
For the fiscal year ended December 31, 2022, each Fund paid fees to LFI (or the Predecessor Funds' investment adviser) equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP Delaware Diversified Income Fund	0.58%
LVIP Delaware High Yield Fund	0.65%
LVIP Delaware Limited Term Diversified Income Fund	0.48%
LVIP Delaware SMID Cap Core Fund	0.74%
LVIP Delaware U.S. Growth Fund	0.65%
LVIP Delaware U.S. REIT Fund	0.75%
LVIP Delaware Value Fund	0.63%
Advisory Fees Paid by Each Fund
For the last three fiscal years ended December 31, the Funds (or their respective Predecessor Funds) paid the net amounts, as reflected in the table below, for investment advisory services:
	2022	2021	2020
LVIP Delaware Diversified Income Fund	$13,779,664	$16,148,779	$13,813,171
LVIP Delaware High Yield Fund	1,086,057	1,276,021	1,155,794
LVIP Delaware Limited Term Diversified Income Fund	5,966,813	6,780,157	6,347,244
LVIP Delaware SMID Cap Core Fund	4,488,834	5,177,001	4,132,353
LVIP Delaware U.S. Growth Fund	2,339,045	2,883,576	2,511,988
LVIP Delaware U.S. REIT Fund	2,956,942	3,308,091	2,795,184
LVIP Delaware Value Fund	4,839,840	5,217,141	4,590,408
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Expense Reimbursements
For the last three fiscal years ended December 31, LFI (or the Predecessor Funds' investment adviser) reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:
	2022	2021	2020
LVIP Delaware Diversified Income Fund	$2,542,450	$1,954,145	$1,043,499
LVIP Delaware High Yield Fund	43,325	39,598	65,862
LVIP Delaware Limited Term Diversified Income Fund	180,474	64,523	109,111
LVIP Delaware SMID Cap Core Fund	59,838	N/A	N/A
LVIP Delaware U.S. REIT Fund	20,960	N/A	22,840
LVIP Delaware Value Fund	79,843	N/A	N/A
With respect to the LVIP Delaware Diversified Income Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.54% of the average daily net assets for the Standard Class of the Fund and 0.84% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Delaware High Yield Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.74% of the average daily net assets for the Standard Class of the Fund and 1.04% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Delaware Limited-Term Diversified Income Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.53% of the average daily net assets for the Standard Class of the Fund and 0.83% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Delaware U.S. REIT Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.83% of the average daily net assets for the Standard Class of the Fund and 1.13% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Delaware SMID Cap Core Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.80% of the average daily net assets for the Standard Class of the Fund and 1.10% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Delaware U.S. Growth Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.73% of the average daily net assets for the Standard Class of the Fund and 1.03% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Delaware Value Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.69% of the average daily net assets for the Standard Class of the Fund and 0.99% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three
40

years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.
Sub-Advisers. As adviser, LFI is primarily responsible for investment decisions affecting each of the Funds under its management. For some Funds, LFI has delegated day-to-day portfolio management responsibility to investment management firms that serve as sub-advisers. Each sub-adviser makes investment decisions for its respective Fund in accordance with that Fund’s investment objectives and places orders on behalf of that Fund to effect those decisions. With respect to the Funds that are sub-advised, LFI provides ongoing oversight, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews.
Fund	Sub-Adviser
LVIP Delaware Diversified Income Fund	Delaware Investments Fund Advisers 100 Independence 610 Market Street Philadelphia, PA 19106
LVIP Delaware High Yield Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Delaware SMID Core Cap Fund
LVIP Delaware U.S. Growth Fund
LVIP Delaware U.S. REIT Fund
LVIP Delaware Value Fund
LFI (or the Predecessor Funds' investment adviser), not the Funds, pays each sub-adviser a monthly fee equal to a percentage of the average daily net assets of the portion of the Fund for which the sub-adviser provides investment sub-advisory services. The aggregate annual rates of the fees that LFI pays to a sub-adviser may vary according to the level of assets the sub-adviser manages. For the fiscal year ended December 31, 2022, LFI (or the Predecessor Funds' investment adviser) paid fees to each sub-adviser equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP Delaware Diversified Income Fund	0.20%
LVIP Delaware High Yield Fund	0.30%
LVIP Delaware Limited Term Diversified Income Fund	0.20%
LVIP Delaware SMID Cap Core Fund	0.44%
LVIP Delaware U.S. Growth Fund	0.25%
LVIP Delaware U.S. REIT Fund	0.40%
LVIP Delaware Value Fund	0.31%
Sub-Advisory Fees Paid by Each Fund
During the last three fiscal years ended December 31, LFI (or the Predecessor Funds' investment adviser) paid the following amounts for investment sub-advisory services:
	2022	2021	2020
LVIP Delaware Diversified Income Fund	$4,745,724	$3,827,734	N/A
LVIP Delaware High Yield Fund	501,257	395,795	N/A
LVIP Delaware Limited Term Diversified Income Fund	2,485,250	1,911,733	N/A
LVIP Delaware SMID Cap Core Fund	2,664,410	2,093,963	N/A
LVIP Delaware U.S. Growth Fund	899,633	1,308,900	1,507,193
LVIP Delaware U.S. REIT Fund	1,577,036	1,498,280	404,914
LVIP Delaware Value Fund	2,371,417	1,742,555	N/A
Delaware Investments Fund Advisers (“DIFA”) is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited. Macquarie is a Sydney, Australia headquartered global provider of banking, financial, advisory, investment and funds management services (Macquarie). Macquarie Asset Management (MAM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. Pursuant to an amended sub-advisory agreement between LFI and DIFA, DIFA may utilize sub-sub-advisers, as applicable, to provide certain sub-advisory services to the Funds it sub-advises. The sub-sub-advisers, which are affiliates of DIFA and a part of MAM, are as follows: Macquarie Investment Management Austria Kapitalanlage, located at
41

Kaerntner Strasse 28, 1010 Vienna, Austria; Macquarie Investment Management Global Limited, located at 50 Martin Place, Sydney, Australia; and Macquarie Investment Management Europe Limited, located at 28 Ropemaker Street, London, England.
None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
Service marks. The Funds’ service marks and the name “Lincoln” are used by the Funds with the permission of LNC, and their continued use is subject to LNC’s right to withdraw this permission in the event LFI ceases to be the Funds’ investment adviser. In the prospectus and sales literature, the name Delaware will be used with the Funds.
Fund Expenses. Expenses specifically assumed by each Fund under its Investment Management Agreement include, among others, compensation and expenses of the Trustees who are not interested persons; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required Fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.
Proxy Voting Policies and Procedures. The Board of Trustees has delegated to LFI or each Fund’s sub-adviser (as applicable) responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the adviser's or sub-adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC's website at http://
www.sec.gov.
Portfolio Managers
The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of December 31, 2022.
Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Delaware Investments Fund Advisers
Macquarie Investment Management Global Limited
Christopher S. Adams, CFA
Registered Investment Companies	7	$8,811	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$1,271	0	$0
Kristen E. Bartholdson
Registered Investment Companies	7	$10,080	0	$0
Other Pooled Investment Vehicles	4	$797.1	0	$0
Other Accounts	27	$4,257	0	$0
Adam H. Brown, CFA
Registered Investment Companies	11	$5,257	0	$0
Other Pooled Investment Vehicles	3	$399.0	0	$0
Other Accounts	5	$188.2	0	$0
J. David Hillmeyer, CFA
Registered Investment Companies	13	$17,582	0	$0
Other Pooled Investment Vehicles	5	$1,261	0	$0
Other Accounts	61	$10,073	1	$435.7
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Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Erin Ksenak
Registered Investment Companies	7	$10,080	0	$0
Other Pooled Investment Vehicles	4	$797.1	0	$0
Other Accounts	27	$4,257	0	$0
Nikhil G. Lalvani, CFA
Registered Investment Companies	8	$10,205	0	$0
Other Pooled Investment Vehicles	4	$797.1	0	$0
Other Accounts	27	$4,257	0	$0
Benjamin Leung, CFA
Registered Investment Companies	20	$3,963	0	$0
Other Pooled Investment Vehicles	38	$8,804	11	$3,891
Other Accounts	29	$24,845	6	$3,072
Daniela Mardarovici, CFA
Registered Investment Companies	13	$17,582	0	$0
Other Pooled Investment Vehicles	2	$915.0	0	$0
Other Accounts	53	$7,450	0	$0
John P. McCarthy, CFA
Registered Investment Companies	10	$5,232	0	$0
Other Pooled Investment Vehicles	2	$399.0	0	$0
Other Accounts	5	$188.2	0	$0
Francis X. Morris
Registered Investment Companies	7	$8,811	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$1,271	0	$0
Michael S. Morris, CFA
Registered Investment Companies	7	$8,811	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$1,271	0	$0
Donald G. Padilla, CFA
Registered Investment Companies	7	$8,811	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$1,271	0	$0
David E. Reidinger
Registered Investment Companies	7	$8,811	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$1,271	0	$0
Scot Thompson
Registered Investment Companies	20	$3,963	0	$0
Other Pooled Investment Vehicles	38	$8,804	11	$3,891
Other Accounts	29	$24,845	6	$3,072
Robert A. Vogel Jr., CFA
Registered Investment Companies	7	$10,080	0	$0
Other Pooled Investment Vehicles	4	$797.1	0	$0
Other Accounts	27	$4,257	0	$0
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.
Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and
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funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LFI and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts.
Lincoln Financial Investments Corporation (LFI)
LFI manages certain Funds by investing Fund assets in other mutual funds, including exchange-traded funds, funds managed by LFI (typically branded “LVIP” or “Lincoln” funds), and funds managed by unaffiliated investment managers (collectively, underlying funds), through a structure known as a “fund of funds.” LFI and the Funds generally rely on SEC Rule 12d1-4 effective January 19, 2022, to implement the fund of funds structure. Prior to that date, LFI and the Funds generally relied on an SEC exemptive order and certain SEC regulations. Under both regulatory structures, LFI, as a fiduciary to each Fund, selects underlying funds that it believes are in a Fund’s best interest based on a variety of factors. LFI portfolio managers maintain an asset allocation strategy for each Fund and make decisions regarding allocations to underlying funds based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers deem applicable. LFI and its affiliates receive advisory and other fees from underlying LVIP funds for the management and other services that LFI and its affiliates provide to the LVIP funds. Unaffiliated investment managers and their affiliates receive advisory and/or other fees from the underlying unaffiliated funds they manage for the management and other services that the unaffiliated investment managers and their affiliates provide to the unaffiliated funds. The underlying funds may have advisory fee rates and/or fee structures that are different than those of the Funds, which are discussed below.
The portfolio managers may engage in cross-trades, in which one Fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross-trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one Fund may perform better than the mix of underlying funds purchased for another Fund.
The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LFI that all decisions concerning the selection of underlying funds be based solely on the best interests of each Fund and its shareholders, and without regard to any revenue that LFI receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LFI or any affiliate of LFI.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LFI does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LFI seeks to manage competing interests for the time and attention of portfolio managers.
LFI has adopted and implemented policies and procedures which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LFI’s Code of Ethics.
Delaware Investments Fund Advisers (DIFA)
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund, or the Funds may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account, or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.
Some of the accounts managed by the portfolio managers may have a performance-based fee. This compensation structure presents a potential conflict of interest because portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.
A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DIFA’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
Macquarie Investment Management Global Limited (MIMGL)
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally,
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the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. MIMGL has adopted procedures designed to allocate investments fairly across multiple funds and accounts.
Some of the accounts managed by the portfolio managers may have a performance-based fee. This compensation structure presents a potential conflict of interest because portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.
While MIMGL Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
Compensation Structures and Methods
Information regarding each portfolio manager's compensation is attached hereto as Appendix C.
Beneficial Interest of Portfolio Managers
Information regarding securities of each Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own Fund shares, but may invest their personal assets in Fund shares in accordance with their individual investment goals. A portfolio manager’s personal investment, or lack of investment, is not an indicator of that portfolio manager’s confidence in, or commitment to, a particular Fund or its investment strategy.
As of the Funds' fiscal year ended December 31, 2022, no portfolio manager of any Fund beneficially owned shares of any Fund.
Principal Underwriter
Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated January 1, 2012. LFD is an affiliate of LFI, the Funds' investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of Fund shares. The offering of each such class is continuous.
For fiscal years ended December 31, 2022, 2021 and 2020, LFD received $186,903,740, $208,355,341, and $173,124,472, respectively, in compensation from the Trust.
For the period January 1, 2021 to April 30, 2021, and for the fiscal year ended December 31, 2020, the Predecessor Funds paid $4,870,846 and $13,702,178, to Delaware Distributors, L.P., the Predecessor Funds' distributor.
Administration Agreement
The Trust has entered into an Administration Agreement with Lincoln Life, an affiliate of LFI and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services.
For the fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid Lincoln Life $9,460,878, $9,183,600, and $11,452,717, respectively, in administrative services reimbursement.
For the period January 1, 2021 to April 30, 2021, and for the fiscal year ended December 31, 2020, the Predecessor Funds paid $175,047 and $461,416, respectively, to Delaware Investments Fund Services Company, the Predecessor Fund's shareholder servicing, dividend disbursing, and transfer agent.
The Trust compensates Lincoln Life for contractholder servicing provided by Lincoln Life with respect to the Funds.  These contractholder services include, among others: responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders.  In addition, Lincoln Life provides certain corporate-level services to each of the Funds, such as: anti-money
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laundering and fraud prevention; privacy and data security; disaster recovery; and services related to regulatory duties, such as duties of confidentiality and disclosure.
For the fiscal years ended December 31, 2022 and 2021, the Trust paid Lincoln Life $30,000,846 and $33,707,685, respectively, in contractholder servicing and corporate-level services reimbursement.
For the fiscal years ended December 31, 2021, 2020 and 2019, neither the Funds nor the Predecessor Funds paid contractholder servicing and corporate-level services fees.
Securities Lending
None of the Funds engaged in any securities lending for the fiscal year ended December 31, 2022.
Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (“Accounting Agreement”) with State Street Bank and Trust Company (“State Street”), effective October 15, 2018 (November 19, 2018 for the funds of funds and master feeder funds), pursuant to which State Street provides certain accounting services for the Fund. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values (“NAV”) of the Fund’s shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays State Street either a flat, annual fee or an asset-based fee based on the total value of assets in the Trust, plus certain additional service fees and out-of-pocket expenses.
For fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid $11,079,131, $11,022,662, and $10,363,301, respectively, pursuant to its Accounting Agreement.
For the period January 1, 2021 to April 30, 2021 and for the fiscal year ended December 31, 2020, the Predecessor Funds paid $361,080 and $1,052,709, respectively, to The Bank of New York Mellon for fund accounting and financial administrative services. For the fiscal year ended December 31, 2020, the Predecessor Funds paid $238,270, respectively, to Delaware Investments Fund Services Company, for fund accounting and financial administrative oversight services.
Code of Ethics
The Trust, LFI and LFD have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these Codes permit personnel that they cover, including employees of LFI who regularly have access to information about securities purchased for the Funds, to invest in securities for their own accounts. This could include securities that may be purchased by Funds. The Codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud on the Funds. The Trust’s Code of Ethics requires reporting to the Board of Trustees of material compliance violations.
Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of 109 funds organized as separate series of shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.
Each Fund currently offers two classes of shares: Standard Class and Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service plan (Plan). The Plan allows each Fund to pay distribution and service fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The Plan for the Service Class is discussed in the “Rule 12b-1 Plan” section of this SAI.
Each Fund’s shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing Fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative
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asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual Funds. In such matters, all shares of the Trust have equal voting rights.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
Control Persons and Principal Holders of Securities
Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.
For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1301 S. Harrison Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third-party insurance companies.
As of April 3, 2023, there were no shareholders of the Funds that held 5% or more (or 25% or more) of a Fund's outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by the fund of funds. The fund of funds generally will vote their shares of underlying funds in the same proportion as the vote of all of the other holders of the underlying fund's shares, a technique known as “echo voting.”
Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Service Class of shares of each Fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay Insurance Companies or others, out of the assets of Service Class shares of each Fund for activities primarily intended to sell such shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.
Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders and contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay insurance companies, dealers or others for, among other things: service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract offering Service Class may require; or maintaining customer accounts and records.
For the noted services, the Plan authorizes each Fund to pay to Insurance Companies or others, a monthly fee (“Plan Fee”) not to exceed 0.35% per annum of the average daily NAV of Service Class shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.30% for the Service Class shares of each Fund. The Plan Fee may be adjusted by the Trust’s Board of Trustees from time to time. The Plan does not limit Plan Fees to amounts actually expended by third parties for services rendered and/or expenses borne. A third party, therefore, may realize a profit from Plan Fees in any particular year. The Plan Fee may be adjusted by the Trust’s Board of Trustees from time to time. The Plan does not limit Plan Fees to amounts actually expended by third parties for services rendered and/or expenses borne. A third party, therefore, may realize a profit from Plan Fees in any particular year.
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No “interested person”, as defined in the 1940 Act, or Independent Trustee had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.
The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and Service Class contract owners thereof. Each year, the Trustees must make this determination for the Plan to be continued. The Board of Trustees believes that the Plan will result in greater sales and/or fewer redemptions of Service Class shares, which may benefit each Fund by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. However, it is impossible to know for certain the level of sales and redemptions of shares that would occur in the absence of the Plan or under alternative distribution schemes.
For the fiscal year ended December 31, 2022, the Service Class shares of the Trust paid Plan Fees for compensation to broker-dealers of approximately $186,903,740.
Revenue Sharing
LFI and its affiliates, including LFD, and/or each Fund's sub-adviser may pay compensation at their own expense, including the profits from the advisory fees LFI receives from the Funds or the sub-advisory fees the sub-advisers receive from LFI, to affiliated or unaffiliated brokers, dealers or other financial intermediaries (financial intermediaries) in connection with the sale or retention of Fund shares or the sales of insurance products that are funded by the Funds and/or shareholder servicing (distribution assistance). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares and the products that are funded by the Fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales, the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.
A significant purpose of these payments is to increase sales of the Funds' shares and the products that contain the Funds. LFI and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.
Valuation of Portfolio Securities
Offering Price/NAV. The offering price of a Fund’s shares is based on the Fund’s net asset value (“NAV”) per share. A Fund determines its NAV per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of Fund shares outstanding. A Fund determines its NAV per share as of close of regular trading on the New York Stock Exchange (“NYSE”) – normally 4:00 p.m. New York time, each business day.
In addition to the disclosure in each Fund’s prospectus under the “Pricing of Fund Shares” section, the value of each Fund’s investments is determined as follows:
Foreign Equity Securities. Foreign equity securities are generally valued based on their closing price on the principal foreign exchange for those securities, which may occur earlier than the NYSE close. A Fund then may adjust for market events, occurring between the close of the foreign exchange and the NYSE close. An independent statistical service has been retained to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models to determine adjustments for market events. Quotations of foreign securities in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents.
Over-the-Counter (“OTC”) Investments. OTC investments (including swaps and options) are generally valued by pricing services that use evaluated prices from various observable market and other factors. Certain forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates.
Exchange-Traded Futures, Options and Swaps. Exchange-traded futures, options and swaps are normally valued at the reported settlement price determined by the relevant exchange. Exchange-traded futures, options and swaps for which no settlement prices are reported are generally valued at the mean between the most recent bid and ask prices obtained from pricing services, established market makers, or from broker-dealers.
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Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, Fund management will make shareholders reports or other regulatory filings containing the Funds' portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.
Each Fund posts its top-ten holdings shortly after each quarter-end to Lincoln Life and other insurance companies who include the Funds in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.
Each Fund will post all of its holdings to a publicly available website no earlier than 25 calendar days after quarter end. In addition, each Fund may post all of its holdings no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.
Each Fund also may provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including independent rating and ranking organizations, which conduct market analyses of the Fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public.
Certain Funds provide daily holdings information to affiliated persons of the Funds to better facilitate Fund and related insurance product operations.  In this regard, each Managed Volatility Fund provides daily post-trade position reports, as well as reports showing the Fund’s daily futures transactions pursuant to the managed volatility strategy, to the annuity pricing group and market risk management group within Lincoln Life, LFI’s parent company. In addition, certain Funds provide monthly portfolio holdings on a post-trade basis to Lincoln Life approximately 20 days after the end of each month. The pricing group uses Fund information to support the group’s oversight of risk management functions for the Managed Volatility Funds and Lincoln Life, but does not engage in any trading activities. The risk management group uses the information to hedge portfolio risks for Lincoln Life and for Lincoln insurance products and annuities. Lincoln’s internal risk management functions are integral to supporting the relevant Funds and their associated insurance products. Each of these information sharing arrangements is subject to: (1) a non-disclosure agreement; and (2) protections against (a) inappropriate trading based on the information and (b) conflicts of interest between the Funds and their affiliated persons.
Fund sub-advisers have an ongoing arrangement with the following third parties to make available information about a Fund's portfolio holdings: (1) ratings organizations, such as Moodys, and S&P, provided generally on a monthly basis for the purpose of reviewing the particular fund; (2) portfolio analysis companies, such as Commicise, BBH Infomediary, IEX Data Analytics LLC, Morningstar, Lipper, Factset Research Systems, Financial Recovery Technologies, Intex, Performance Attribution System, Linedata Services, Inc., Investment Technology Group Inc., Wilshire Associates, Inc., Bloomberg L.P., Bloomberg PORT, BarraOne/MSCI Barra, Inc., Barclays Capital, BlackRock Aladdin, Trade Informatics, Investor Tools Perform, BARRA Aegis Systems, Global Trading Analytics, LLC, Citigroup, Hedgemark, ICE Data Pricing and Reference Data, LLC, MoneyMate, Omgeo, Barclays Capital Point, Acuity Knowledge Partners, Virtu Americas LLC, Virtu Financial, Markit/Wall Street Office and Axioma provided generally on a daily, monthly or quarterly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as Broadridge Financial Solutions, Inc., Glass, Lewis & Co., or Institutional Shareholder Services (ISS) - ISS/RiskMetrics provided generally on a daily basis or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services and software vendors, such as Electra Securities, TriOptima, FIS XSPrisa (XSP) SaaS, FX Connect, OMEGO LLC, Infinit Outsourcing, Inc., Limited, Cogent Consulting, Abel Noser, Charles River Communications and StarCompliance, provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and (5) operational services such as Accenture LLP, Bank of New York Mellon, Brown Brothers Harriman & Co., Fidelity Corporate Action Solutions, StarCompliance, State Street Bank and Trust Company, State Street Global Services, State Street Investment Manager Solutions, ION and Northern Trust, provided generally on a daily basis for the purpose of providing operational functions including, but not limited to, Fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the Fund's holdings information confidential and not engage in trading on the basis of the information. The sub-advisers do not receive compensation in connection with these arrangements.
Each Fund may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Funds’ investment adviser, or sub-advisers, trading services providers, class action service provider (Kessler Topaz Meltzer & Check, LLP), custodian and independent registered public accounting firm, to the extent necessary to perform services for the Funds; and (b) state
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and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.
The Funds will disclose their portfolio holdings in public SEC filings. The Trust's Board of Trustees also may, on a case-by-case basis, authorize disclosure of the Funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.
Neither the Funds, the Adviser, nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds' portfolio holdings information.
The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectuses and/or SAI.
The Trust's Board of Trustees exercises oversight of these policies and procedures. Management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those of the Funds' investment adviser and other Fund affiliates, on the other. Moreover, the Funds' Chief Compliance Officer will address the operation of the Funds' procedures in the annual compliance review and will recommend any remedial changes to the procedures.
Purchase and Redemption Information
Shares of a Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable annuity contracts or variable life contracts offered by Lincoln Life, LNY and other insurance companies. Shares of the Funds may also be purchased by the Trust's funds of funds, which invest their assets in other mutual funds. The offering price of a Fund’s shares is equal to its net asset value per share.
If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.
Custodian and Transfer Agent
All securities, cash and other similar assets of the Funds are currently held in custody by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the Funds proxies, proxy statements, etc.
Lincoln Life performs the Funds’ dividend and transfer agent functions.
Independent Registered Public Accounting Firm
The Board of Trustees has engaged Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Funds' Independent Registered Public Accounting Firm. In addition to the audits of the Funds' financial statements, Ernst & Young LLP also reviews certain regulatory reports, reviews the Funds’ federal income tax returns, and performs other tax and advisory services when engaged to do so by the Trust.
Financial Statements
Each Fund’s most recent Annual Report to shareholders, which contains each Fund’s audited financial statements, is incorporated herein by reference. The audited financial statements and the reports for the year ended December 31, 2022, of Ernst & Young LLP thereon are incorporated by reference to each Fund’s annual report. We will provide a copy of each Fund's annual report, once available, on request and without charge. Either write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-4LINCOLN (454-6265).
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Taxes
Regulated Investment Company. Each Fund intends to qualify, and has elected to be taxed as, a regulated investment company under the Internal Revenue Code (the “Code”). A regulated investment company’s ordinary income and net realized capital gains, if distributed to shareholders, will not be subject to corporate income tax. Each Fund, as a regulated investment company, must, among other things, annually derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale of stock or securities or foreign currencies, or other income, such as income derived from interests in “qualified publicly traded partnerships,” gains from options, futures, or forward contracts, derived with respect to the Fund’s other investments (the Income Requirement).
Each Fund also intends to comply with diversification requirements that apply to mutual funds investing in variable contracts. Generally, a Fund will be required to diversify its investments so that on the end of each calendar quarter: no more than 55% of total assets is represented by any one investment; no more than 70% is represented by any two; no more than 80% is represented by any three; and no more than 90% is represented by any four.
For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by such. A Fund may satisfy an alternative asset diversification test under certain circumstances.
Each Fund may sell its shares directly to certain qualified pension and retirement plans, and to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. If a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract owners would be treated as the Fund’s shareholders, and the contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts under the Code. All income and gain earned from those contracts both in past years and currently would be taxed currently to the Contract owners, and income and gain would remain subject to taxation as ordinary income thereafter.
If a Fund fails to qualify as a regulated investment company, the Fund would be subject to tax as an ordinary corporation on all of its taxable income and gain, whether or not distributed to shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company, the Fund’s distributions would be characterized as ordinary dividend income to its shareholders, and Contract owners would be required to include in ordinary income any income earned under the contracts for the current and all prior taxable years. A Fund’s failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts. Under certain circumstances inadvertent failures to satisfy the diversification requirements may be corrected.
Certain Funds may invest in exchange traded vehicles that track commodity returns. Under the Code, these investments are not considered “securities” for purposes of the Income Requirement. As a result, any income generated by such investments is not included in determining compliance with the Income Requirement’s 90% test. Each Fund intends to manage its commodities exposure to ensure that the Income Requirement is met at the end of the Fund’s tax year. To the extent that a Fund’s income from commodities exceeds 10% of the Fund’s gross income, the Fund may be subject to taxation on that portion of commodities income that exceeds 10% of the Fund’s gross income.
Medicare Tax. A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments, and net gain from investments) of certain individuals, trusts and estates.
Fund Distributions. Dividends that a Fund pays from its ordinary income and distributions of a Fund’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of a Fund’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of a Fund represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable to life insurance companies under the Code. See the Contracts Prospectus for a description of the respective Insurance Company’s tax status and the charges that may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, each Fund will send to the Insurance Companies a written notice reporting the amount and character of any distributions made during such year. Any benefits reported will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
Foreign Investments. Dividends or other income received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign jurisdictions. Tax conventions, such as treaties, between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities in foreign corporations or in other regulated investment companies, the Fund may elect to treat its foreign income tax payments as paid by the Insurance Companies for U.S. income tax purposes. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make this election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per
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share of such foreign income tax that must be included in gross income and the amount that will be available for the deduction or credit. Certain limitations apply to the credit (but not the deduction) for foreign taxes that an Insurance Company may claim. Foreign taxes each Fund pays will reduce the return on the Fund’s investments. Any benefits of a foreign tax credit or deduction as a result of this election will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
A Fund or Underlying Fund that invests in non-U.S. securities may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is eligible to do so may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund or underlying fund, depending on the circumstances.
Contract Owner Taxes. Since individual Contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the Contract owner level. The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
Each Fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. An alternative asset diversification test may be satisfied under certain circumstances.
Each Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.
Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the Fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.
A Fund or an underlying fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is permitted to do so may elect to “pass through” to its investors, including a Fund, the amount of non-U.S. income taxes paid by the Fund or underlying fund. A Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.
Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code reporting the amount and character of any distributions made during such year. Any benefits of such designation will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
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Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other regulated investment companies, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by each Fund will reduce the return from the Fund’s investments. Any benefits of such reporting will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Since individual contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the shareholder level.
The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the IRS. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
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Appendix A — Long and Short-Term Credit Ratings
Certain of the Funds’ investment policies and restrictions include reference to bond (long-term) and commercial paper (short-term) ratings. The following is a discussion of the rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Financial Services LLC.
Background
Moody’s
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.
S&P Global Ratings
A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due.
Long-Term Credit Ratings
Long-term ratings are generally the credit risk of fixed-income obligation with an original maturity of one year or more.
Moody’s
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B - Obligations rated B are considered speculative and are subject to high credit risk.
Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
S&P Global Ratings
AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
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*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Credit Ratings
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
Moody’s
P1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings
A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
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Appendix B — Proxy Voting Policies and Procedures
Lincoln Financial Investments Corporation
I. Introduction
The Board of Trustees (the “Board”) of each series of Lincoln Variable Insurance Products Trust (collectively, the “Lincoln Funds”) has adopted these Proxy Voting Policies and Procedures (the “Policies and Procedures”) to govern each Lincoln Fund’s proxy voting. The Board has delegated implementation of these Policies and Procedures, and the responsibility for all proxy voting, or further delegation of proxy voting, to the Lincoln Funds’ investment adviser, Lincoln Financial Investments Corporation (“LFI”).
LFI has adopted these Policies and Procedures to govern LFI’s implementation of proxy voting for LFI’s clients, which include the Lincoln Funds.
II. Policies
LFI shall vote proxies for which it has discretionary authority in the best interests of its clients. Such clients may include the Lincoln Funds, non-Lincoln mutual funds, private funds, and separate accounts (collectively, “Clients”).
Proxy voting decisions with respect to a Client’s holdings shall be made in the manner LFI believes will most likely protect and promote such Client’s long-term economic value. Absent unusual circumstances or specific instructions, LFI votes proxies on a particular matter with this fundamental premise on behalf of each Client, regardless of a Client’s individual investment style or strategies.
In exercise voting authority LFI will comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. The Rule requires an investment adviser to:
•
Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how material conflicts are addressed;
•
Disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and
•
Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
III. Procedures
A. Direct Investments
LFI may invest directly in equity and fixed income securities, and other types of investments. LFI will cast votes for proxies in accordance with the Client’s proxy voting procedures or other direction. If the Client does not direct proxy voting in the Client’s account, LFI will vote proxies in the Client’s best interests, as determined by LFI. In making such determination, LFI may rely on analysis from proxy voting consultants or third-party proxy voting services. LFI will consider each proxy that it votes and evaluate it based on the particular facts and circumstances of that proxy. LFI may determine not to vote all or some shares eligible to vote if that course of action would be in the Client’s best interests under the circumstances. Such circumstances could include, but are not limited to, cases where the cost of voting exceeds any expected benefits (e.g., foreign proxies), or where voting results in restrictions on trading.
B. Sub-Advised Funds
LFI advises mutual funds and separate accounts that are offered through variable contracts and which are sub-advised by unaffiliated third-party sub-advisers (“sub-advised funds”). Each sub-advised fund delegates responsibility for voting proxies relating to the sub-advised fund’s securities to the sub-adviser, subject to the Board’s continued oversight. The sub-adviser votes all proxies relating to the sub-advised funds’ portfolio securities and uses the sub-adviser’s own proxy voting policies and procedures adopted in conformance with Rule 206(4)-6. LFI shall review each sub-adviser’s proxy voting policies and procedures as follows:
•
Before a sub-adviser is retained, LFI’s compliance staff will review the proposed sub-adviser’s proxy voting policies and procedures and confirm that the sub-adviser will vote the proxies in the best interests of its clients.
•
Each quarter, LFI’s compliance staff surveys each sub-adviser, via a compliance questionnaire, and reviews any reported changes or exceptions to their compliance policies and procedures, including proxy voting. LFI’s compliance staff reviews these reported changes or exceptions and, if material, summarizes them and reports such event’s to the sub-advised fund’s board.
•
During contract renewal of sub-advisory agreements for Clients that are registered mutual funds, LFI reviews the sub-adviser’s responses to the Section 15(c) information request sent by Funds Management, which includes pertinent questions relating to the sub-adviser’s proxy voting policies and procedures.
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C. Funds of Funds
LFI advises certain funds of funds that invest substantially all of their assets in shares of other affiliated and/or unaffiliated mutual funds (each an “underlying fund”). A fund of funds may also invest directly in equity and fixed income securities and other types of investments.
When an underlying fund, whose shares are held by a fund of funds, solicits a shareholder vote on any matter, LFI shall vote such shares of the underlying fund in the same proportion as the vote of all other holders of shares of such underlying fund. This type of voting structure is commonly referred to as “mirror voting.”
When a fund of funds invests directly in securities other than mutual funds, LFI shall follow the procedures outlined in “Direct Investments” above.
D. Master-Feeder Funds
LFI advises certain master-feeder funds. A feeder fund does not buy investment securities directly. Instead, it invests in a master fund which in turn purchases investment securities. Each feeder fund has the same investment objective and strategies as its master fund.
If a master fund in a master-feeder structure calls a shareholder meeting and solicits proxies, the feeder fund (that owns shares of the master fund) shall seek voting instructions from the feeder fund’s shareholders, and will vote proxies as directed. Proxies for which no instructions are received shall be voted in accordance with mirror voting, in the same proportion as the proxies for which instructions were timely received from the feeder fund’s shareholders.
Proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s own proxy voting policies and procedures.
E. Material Conflicts
In the event that LFI identifies a potential material conflict of interest between: a Client and LFI, or any LFI-affiliated entity, LFI will advise the chief compliance officer (“CCO”) of the potential conflict. The CCO then will convene an ad hoc committee which will include, without limitation, the CCO, legal counsel, and the president of LFI. The ad hoc committee will determine if an actual conflict exists, and if so, it will vote the proxy in accordance with the Client’s best interests. If the conflict relates specifically to a Client that is a registered mutual fund, the CCO shall report to the fund’s board, at its next regularly scheduled meeting, the nature of the conflict, how the proxy vote was cast, and the rationale for the vote.
IV. Disclosure
A. Form ADV
LFI shall disclose information regarding these Policies and Procedures as required in Item 17 of Form ADV, Part 2A. Among other things, LFI will disclose how Clients may obtain information about how LFI voted their portfolio securities and how Clients may obtain a copy of these Policies and Procedures.
B. Statement of Additional Information (SAI)
Each of the Lincoln Funds shall include in its SAI a copy or a summary of these Policies and Procedures, and, if applicable, any sub-advisers’ policies and procedures (or a summary of such policies and procedures).
C. Annual Reports
Each of the Lincoln Funds shall disclose in its annual and semi-annual shareholder reports that a description of these Policies and Procedures, including any sub-adviser policies and procedures, and the Lincoln Fund’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (SEC) website by calling a specified toll-free telephone number.
D. Proxy Voting Record on Form N-PX
The Lincoln Funds annually will file their complete proxy voting record with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
V. Recordkeeping
LFI shall retain the following documents for not less than seven (7) years from the end of the year in which the proxies were voted, the first two (2) years at an on-site location:
(a)
Proxy Voting Policies and Procedures;
(b)
Proxy voting records (this requirement may be satisfied by a third party who has agreed in writing to do so);
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(c)
A copy of any document that LFI, or an ad hoc committee convened for purposes of voting proxies, creates that was material in making its voting decision, or that memorializes the basis for such decision; and
(d)
A copy of each written request from a Client, and any response to the Client, for information on how LFI voted the Client’s proxies.
Delaware Investments Fund Advisers
Macquarie Investment Management Austria Kapitalange
Macquarie Investment Management Global Limited
If and when proxies need to be voted on behalf of the Fund, Delaware Investments Fund Advisers (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the Fund and other Adviser clients and provide Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.
When determining whether to invest in a particular company, one of the factors Adviser may consider is the quality and depth of the company’s management. As a result, Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, Adviser may vote against management’s position when it runs counter to Adviser’s specific Proxy Voting Guidelines (the “Guidelines”), and Adviser will also vote against management’s recommendation when Adviser believes such position is not in the best interests of the Fund.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with ISS’s recommendation pursuant to Adviser’s Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS’s research recommendation or abstain from voting.
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Appendix C — Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund's portfolio manager as of each Fund's fiscal year ended December 31, 2022:
Lincoln Financial Investments Corporation
The equity programs are designed to position LFI to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance. Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.
ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.
LONG-TERM INCENTIVE PLAN PROGRAM: From time to time long-term incentive equity awards are granted to certain key employees. Equity awards are generally granted in the form of Lincoln National Corporation restricted stock units that, once vested, settle in Lincoln National Corporation common stock.
DEFERRED COMPENSATION PROGRAM: A portion of the cash compensation paid to eligible LFI employees may be voluntarily deferred at their election for defined periods of time into an account that may be invested in mutual funds. The mutual fund investment options available in such accounts do not currently include LFI-advised funds.
Delaware Investments Fund Advisers
Compensation Structure
Each portfolio’s manager’s compensation consists of the following:
Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus —
1. U.S. Small-Mid Cap Value Equity (K. Carabasi, K. Madden, S. Catricks, M. Foley)
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. (Morningstar) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
2. U.S. Large Cap Value Equity (R. Vogel, N. Lalvani, K. Bartholdson, E. Ksenak)
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. (Morningstar) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no
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objective award for a fund whose performance falls below the 50th percentile for a given time period. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
3. U.S. Core Equity (F. Morris, C. Adams, M. Morris, D. Padilla, D. Reidinger)
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. (Morningstar) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
4. Fixed Income (D. Hillmeyer, D. Mardarovici and B. Scotto)
An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus. Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Asset Management and takes into account subjective factors.
For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.
Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).
Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).
Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Macquarie Investment Management Global Limited
(Leung, Thompson)
Base Salary— Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus— Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management
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team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
Macquarie Asset Management Public Investments Notional Investment Plan— A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).
Macquarie Group Employee Retained Equity Plan— A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).
Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
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Lincoln Variable Insurance Products Trust
Lincoln Nasdaq-100 Buffer Fund Mar
Lincoln Nasdaq-100 Buffer Fund Jun
Lincoln Nasdaq-100 Buffer Fund Sep
Lincoln Nasdaq-100 Buffer Fund Dec
Lincoln S&P 500 Buffer Fund Feb
Lincoln S&P 500 Ultra Buffer Fund Feb
Lincoln S&P 500 Buffer Fund May
Lincoln S&P 500 Ultra Buffer Fund May
Lincoln S&P 500 Buffer Fund Aug
Lincoln S&P 500 Ultra Buffer Fund Aug
Lincoln S&P 500 Buffer Fund Nov
Lincoln S&P 500 Ultra Buffer Fund Nov
1301 South Harrison Street
Fort Wayne, Indiana 46802
Statement of Additional Information May 1, 2023
This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption — referred to as “Funds”—of Lincoln Variable Insurance Products Trust. Each Fund offers two classes of shares: Standard Class and Service Class.
Except for the Lincoln S&P 500 Buffer Fund Feb, Lincoln S&P 500 Ultra Buffer Fund Feb, and Lincoln Nasdaq-100 Buffer Fund Mar, each Fund's most recent Annual Report to Shareholders, which contains each Fund's audited financial statements, is incorporated herein by reference. This SAI should be read in conjunction with each Fund’s prospectus dated May 1, 2023, as may be amended or supplemented. You may obtain a copy of a Fund's prospectus and annual or semi-annual report upon request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 800-4-LINCOLN (454-6265).

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Description of the Trust and the Funds
Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Prior to April 30, 2003, each fund in the Trust in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003.
Each Fund is diversified within the meaning of the Investment Company Act of 1940 (the “1940 Act”).
References to “Adviser” in this SAI include both Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) and a Fund's sub-adviser (if applicable) unless the context otherwise indicates.
Fundamental Investment Restrictions
Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio (except for fundamental investment restriction 2 regarding borrowing).
Each Fund may not:
1.
Make investments that will result in the concentration — as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof — of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
2.
Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.
3.
Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
4.
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.
6.
Make loans of any security or make any other loan if, as a result, more than 33 1∕3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.
7.
With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.
The Securities and Exchange Commission’s (“SEC”) staff has taken the position that, for purposes of the concentration disclosure requirement, a fund investing more than 25% of its assets in an industry may be concentrating in that industry. See Registration Form Used by Open-End Management Investment Companies, Investment Company Act Release No. 23064 (Mar. 13, 1998), at note 163. Notwithstanding fundamental investment restriction 1 above, a Fund may concentrate in a particular industry to the extent that such concentration results from the Fund’s tracking or replication of an index.
The 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires an open-end fund to maintain at all times an “asset coverage” of at least 300% of
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the amount of its borrowings.  Asset coverage generally means the ratio that the value of a fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
“Senior securities” are generally fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks. A fund also may borrow an amount equal to up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings would not be considered senior securities.
Manager of Managers
Certain of the Funds employ a “manager of managers” structure, which means that the Fund’s investment adviser may delegate the management of some or all of the Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Trust has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Funds’ investment adviser – with Board approval – to enter into and amend a sub-advisory agreement for a Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, a Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Funds’ Adviser is not permitted to hire affiliated sub-advisers without shareholder approval.
The Funds have also received an SEC exemptive order (Investment Company Release Nos. 34727 and 34749) which permits the Funds’ Board of Trustees to approve new sub-advisory agreements or material amendments to an existing sub-advisory agreement at a meeting that is not in person, provided that the conditions of the order are satisfied. These conditions include, among others, the requirements that: (i) the Trustees will be able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting; (ii) management will represent that the materials provided to the Board include the same information the Board would have received if approval were sought at an in-person meeting; (iii) the need for considering the proposal at a non-in-person meeting will be explained to the Board; and (iv) the Trustees will have the opportunity to object to considering the proposal at a non-in-person meeting (in which case, the Board will consider the proposal at an in-person meeting unless the objection is rescinded).
What are the Underlying Funds?
Certain of the Funds are fund of funds (“Fund of Funds”), which means that the Fund of Funds invests some or all of its assets in one or more other mutual funds or exchange-traded funds (“Underlying Fund”). For this structure, the Fund of Funds may rely on certain federal securities laws that generally permit a fund to invest in affiliated and non-affiliated funds within certain percentage limitations and in other securities that are not issued by mutual funds. The Trust also has received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit the Fund of Funds to acquire shares of affiliated and non-affiliated funds beyond the statutory limits, subject to certain conditions. The Fund of Funds may also rely on an exemptive order from the SEC issued to a sub-adviser or an Underlying Fund.
Each Fund of Funds’ relative weightings in the Underlying Funds will vary over time. The Fund of Funds are not required to invest in any particular underlying fund. The Adviser or sub-adviser, as appropriate, may add, eliminate or replace underlying funds at any time and without notice and may invest in affiliated or non-affiliated funds or other types of investment securities.
In 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain SEC exemptive relief permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which permits such investments in excess of statutory limits, subject to certain conditions. The Fund of Funds began relying on Rule 12d1-4 as of January 19, 2021, the compliance date for the Rule.
Additional Investment Strategies and Risks
The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund's prospectus.
Unless otherwise stated in the prospectus, investment strategies and techniques are generally discretionary. This means a Fund’s Adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Adviser to the Funds or by other mutual funds in which a Fund invests.
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The Funds operate using a Fund of Fund structure. Each Fund expects to invest its assets in FLEX Options and an Underlying Fund. As a result, the Funds do not invest directly in some of the securities and other instruments described below, but are subject to their risks through investment in the Underlying Fund.
Information relating to an Underlying Fund is as of the Underlying Fund’s most recent prospectus and SAI. For additional and more current information regarding an Underlying Fund, investors should read the Underlying Fund’s current prospectus and SAI.
The following provides additional information concerning the investment strategies, either principal or discretionary, that the Funds may employ and additional information about the risks of those investment strategies.
Authorized Participant Concentration Risk. For an underlying exchange-traded fund (“ETF”), only an “authorized participant” may engage in creation or redemption transactions directly with the ETF. The ETF may have a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the ETF and no other authorized participant is able to step forward to create or redeem “creation units,” the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.
The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s investment portfolio. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund's return and may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities generally are interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Cybersecurity. The use of technology is more prevalent in the financial industry, including the Funds’ management and operations, than in other industries. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. A cybersecurity breach may result in:
•
Financial losses to the Funds and shareholders;
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•
The inability of the Funds to timely process transactions or conduct trades;
•
Delays or mistakes in materials provided to shareholders;
•
Errors or delays in the calculation of Funds’ net asset values;
•
Violations of privacy and other laws (including those related to identity theft);
•
Regulatory fines, penalties and reputational damage; and
•
Compliance and remediation costs, legal fees and other expenses.
In addition, the noted risks may adversely impact LFI, a Fund’s sub-adviser, if any, the Funds’ principal underwriter, administrator and other service providers to the Funds, as well as financial intermediaries (e.g., insurance company record holders) and parties with which the Funds do business. These risks, in turn, could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, especially as different or unknown risks may emerge in the future. This is particularly the case because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact. There is also the risk that cybersecurity breaches may not be detected.
Environment, Social, and Governance (“ESG”). Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in its prospectus, the Fund’s investment process may integrate ESG factors with traditional fundamental factors. The weight given to any particular ESG factor varies across asset classes, sectors, and strategies and no one factor is determinative. When integrating ESG factors into the investment process, the Fund may rely on third-party data believed to be reliable, but the accuracy of such third-party data is not guaranteed. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable, which may adversely impact the investment process. Moreover, ESG information, regardless of its source, is mostly based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Fund believes that consideration of ESG factors has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the consideration of ESG factors will result in better performance. Investor views on positive or negative ESG characteristics can differ, and the current lack of common standards may result in different approaches to considering ESG factors. Accordingly, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A Fund’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
Equity Linked Securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. A Fund may invest up to 10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid. In some instances, investments in equity linked securities may be subject to the Fund's limitation on investments in investment companies.
Equity Securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants. Equity securities may decline due to general market conditions, which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities.
Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated and the general risk that domestic and global economies have historically risen and fallen in periodic cycles. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.
Exchange-Traded Fund Investments. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may invest in ETFs as a principal investment strategy and the Funds may also purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in the market for shares of an ETF could result in it being more volatile. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (NAV), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times. Furthermore, bid/ask spreads and the resulting premium or discount to NAV of the ETF’s shares may widen during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither LFI nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are
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based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
FLEX Options. FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize funds and indices referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.
Flex Options on Indices. The FLEX Options in which the Funds invest are options on the price performance of on an index, including the S&P 500 Price Return Index (the “S&P 500 Price Index”). An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Each of the options exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by LFI are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Funds may buy or sell. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. For example, if a Fund writes a call on the S&P 500 Price Index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the S&P 500 Price Index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”), which determines the total value for each point of such difference. If a Fund buys a call on the S&P 500 Price Index, it pays a premium and has the same rights to such call as are indicated above. If a Fund buys a put on the S&P 500 Price Index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the S&P 500 Price Index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. If a Fund writes a put on an S&P 500 Price Index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the S&P 500 Price Index and the exercise price times the multiplier if the closing level is less than the exercise price. The value of an option, in general, will reflect, among other things, the current market value of the underlying investment, in the case of the Funds, the S&P 500 Price Index, the time remaining until expiration (end of the Outcome Period), the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value.
Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out of the money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
Asset Coverage on Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options by investment companies, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index.
Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the outcomes upon the expiration of
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the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period.
Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities, equity securities, fixed-income securities or commodities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a Futures Commission Merchant (FCM) when the contract is entered into and to maintain the required variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which can distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of cash price trends by the adviser still may not result in a successful use of futures.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity compared to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price fluctuates by more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.
Although a Fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund is required to post cash or other assets as margin that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
Successful use of futures contracts as a hedge is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.
Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each Fund has filed a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) and, therefore, is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act (CEA). Funds operating as “funds of funds” have also claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. These exemptions impose limitations on the amount of commodity interests that may be held directly or indirectly by a Fund.To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. With respect to Funds operating as “funds of funds,” when the temporary exemption expires (which will occur when specific regulatory guidance is issued by the CFTC), each Fund will evaluate whether it continues to be eligible to claim an exclusion from CFTC regulation or if, considering any factors relevant based on the nature of the regulatory guidance when it is issued, it should register and operate under CFTC regulation. Consequently, these Funds may incur additional expenses relating to CFTC compliance.
Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or
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less without the sale or disposition significantly changing the market value of the investment. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser determines the liquidity of investments purchased by the Funds, subject to the Fund’s liquidity risk management program, as approved by the Board of Trustees.
The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail themselves of Rule 144A under the Securities Act of 1933, which permits the Funds to purchase securities which have been privately placed and resell such securities to qualified institutional buyers. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.
If the value of a Fund’s assets invested in illiquid investments at any time exceeds the limitation on illiquid investments, the Fund will take actions, if any are appropriate, to maintain adequate liquidity.
Indexed Securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-indexed bonds are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying investments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Common issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Investment in Securities of Other Investment Companies. Under the 1940 Act, a Fund (other than a fund of funds) generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one
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investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and unregistered investment companies.
A Fund operating as a “fund of funds” may rely on certain federal securities laws to permit it to invest in affiliated investment companies without limit, non-affiliated investment companies within the statutory limits described above and in other securities that are not issued by investment companies. The Funds have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit a Fund to acquire shares of affiliated and non-affiliated investment companies beyond the statutory limits described above, subject to certain conditions.
If a Fund invests its assets in shares of underlying funds, the Fund is exposed to the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. A Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying funds.
In 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain SEC exemptive relief permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which permits such investments in excess of statutory limits, subject to certain conditions. The Fund of Funds began relying on Rule 12d1-4 as of January 19, 2021, the compliance date for the Rule.
Lincoln National Corporation (LNC) Securities. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide. The Funds are prohibited from directly purchasing securities issued by LNC or any affiliate thereof, except that a Fund may hold shares of LNC or affiliates thereof if the Fund is an index fund (or invests in an index fund) whose investment strategies seek to track the investment performance of a broad-based index. A Fund may indirectly hold shares of LNC or affiliates thereof if the Fund invests in underlying funds which are not advised by affiliates of LNC.
Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.
Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.
Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact an investment's yield. A Fund may invest in collective investment vehicles, the assets of which consist principally of money market instruments.
Operational Risk. Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund and the adviser (and sub-adviser, if any) seek to reduce these operational risks through controls and procedures. However, these measures do not completely eliminate such risk or address every possible risk and may be inadequate to address significant operational risks.
Options on Futures Contracts. A Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures
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contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.
As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
The successful use of a Fund’s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although a Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
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If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the OCC, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Pledging Assets. A Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for derivative instruments shall not be subject to the foregoing 15% requirement.
Private companies. The Funds may invest in private companies which can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent a Fund from selling their company shares for a period of time following the public offering.
Investments in private companies can offer a Fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.
Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. Certain Funds may also invest in purchase and sale contracts. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.
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Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.
Because a reverse repurchase agreement may constitute borrowing, while a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the adviser deems creditworthy. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.
Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a Fund which expire without being exercised will result in a loss to the Fund.
Short Sales. A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to the risk that the counterparty will not be able to meet its obligations.
When a Fund enters into a short sale against the box, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated Instruments held at the time of the short sale and if certain other conditions are satisfied.
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Special Situations. A Fund may invest in certain securities under special situations. A special situation arises when, in the adviser’s opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
A Fund may invest in the securities of companies which have been in continuous operation for less than three years, or have capitalizations of less than $250 million at the time of purchase. Securities of these companies may have limited liquidity which can result in their being priced lower than they may be otherwise. Investments in unseasoned or smaller companies are more speculative and involve greater risk than do investments in companies with established operating records or that are larger.
Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a Fund were to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.
Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. Stock index futures may be used to hedge the equity portion of a Fund’s securities portfolio with regard to market risk (involving the market’s assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.
Structured Products. A Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.
Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments (commodity-linked notes). Commodity-linked notes may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The purchase of commodity-linked notes will expose a Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, relatively less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be structured by the purchaser and the
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borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Issuers of structured notes include corporations and banks. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, relatively less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.
An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. Another type of swap is an inflation swap in which one party transfers inflation risk to another party through an exchange of cash flows. One of the parties pays a fixed rate tied to a notional principal amount, while the other party pays a floating rate tied to an inflation index.
A cap is a contract for which the buyer pays a fee, or premium, to obtain protections against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.
Swap transactions, caps and floors are typically net basis contracts (i.e., the two payment streams are netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each transaction will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess may be required to be posted as collateral with the counterparty as security for such obligations.
A Fund may enter into a credit default swap (CDS) contract, which is an instrument by which one party transfers to another party the financial risk of a certain credit event as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection given by the seller of the CDS contract, the purchaser of the protection agrees to pay the seller of the protection a periodic premium. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuers of its holdings or to decreases in certain markets. The Fund might also sell protection and use CDS contracts to increase or vary exposure to certain securities or markets. As the seller of protection, in the event a credit event occurs, the seller of protection has the obligation to make the purchaser whole or pay an agreed upon amount in return for the transfer to the seller of protection of the reference securities.
CDS contracts do not involve netting, but require the payment of a premium by the purchaser of protection and if a credit event occurs, the delivery to the seller of protection of the reference securities, securities equal in value to the reference securities or the negotiated monetary value of the obligation. If a credit event occurs, the seller of protection has the obligation to make the purchaser of protection whole or pay an agreed upon amount. The Fund will post cash or other liquid assets as collateral to cover its obligations under the swap transaction.
A Fund may enter into currency swaps. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Fund’s use of these transactions will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
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A significant risk in swap transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the ability of the counterparty to meet its contractual obligations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the EU, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”). Currently, some transactions are required to be centrally cleared. Swap transactions that are not centrally cleared may be relatively less liquid than exchange-traded instruments and are subject to margin requirements that will be implemented on a phased-in basis. Central clearing is expected to decrease counterparty risk by interposing the central clearinghouse as the counterparty to each of the parties to the original bi-lateral swap contract.
The Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, including but not limited to, holding a substantial portion of the Fund's assets in cash or cash equivalents, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. If a Fund does so, different factors could affect performance and a Fund may not achieve its investment objectives.
SEC Names Rule Requirement
Lincoln Nasdaq-100 Buffer Fund Mar. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the Invesco QQQ TrustSM, Series 1, Price Return or, in an underlying fund which tracks the same index as that tracked by the Invesco QQQ TrustSM, Series 1, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Lincoln Nasdaq-100 Buffer Fund Jun. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the Invesco QQQ TrustSM, Series 1, Price Return or, in an underlying fund which tracks the same index as that tracked by the Invesco QQQ TrustSM, Series 1, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Lincoln Nasdaq-100 Buffer Fund Sep. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the Invesco QQQ TrustSM, Series 1, Price Return or, in an underlying fund which tracks the same index as that tracked by the Invesco QQQ TrustSM, Series 1, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Lincoln Nasdaq-100 Buffer Fund Dec. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the Invesco QQQ TrustSM, Series 1, Price Return or, in an underlying fund which tracks the same index as that tracked by the Invesco QQQ TrustSM, Series 1, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Lincoln S&P 500 Buffer Fund Feb. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the S&P 500 Price Return Index or, in an underlying fund which tracks the S&P 500 Index, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
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Lincoln S&P 500 Ultra Buffer Fund Feb. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the S&P 500 Price Return Index or, in an underlying fund which tracks the S&P 500 Index, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Lincoln S&P 500 Buffer Fund May. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the S&P 500 Price Return Index or, in an underlying fund which tracks the S&P 500 Index, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Lincoln S&P 500 Ultra Buffer Fund May. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the S&P 500 Price Return Index or, in an underlying fund which tracks the S&P 500 Index, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Lincoln S&P 500 Buffer Fund Aug. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the S&P 500 Price Return Index or, in an underlying fund which tracks the S&P 500 Index, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Lincoln S&P 500 Ultra Buffer Fund Aug. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the S&P 500 Price Return Index or, in an underlying fund which tracks the S&P 500 Index, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Lincoln S&P 500 Buffer Fund Nov. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the S&P 500 Price Return Index or, in an underlying fund which tracks the S&P 500 Index, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Lincoln S&P 500 Ultra Buffer Fund Nov. The Fund’s policy of normally investing at least 80% of its net assets in FLEX Options that reference the S&P 500 Price Return Index or, in an underlying fund which tracks the S&P 500 Index, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
More about the Nasdaq-100 Index. The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations' only relationship to Lincoln Financial Investments Corporation (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100® Index, and certain trade names of the Corporations and the use of the Nasdaq-100® Index, which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
More about the S&P 500® Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500® Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade and range and diversity of the American economy.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser on behalf of the Fund.  S&P(R), S&P 500(R), US 500, The 500, iBoxx(R), iTraxx(R) and CDS(R) are registered trademarks of S&P Global, Inc. or its affiliates (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Adviser on behalf of the Fund.  It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability
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of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general market performance.  S&P Dow Jones Indices’ only relationship to the Fund with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Advisor or the Fund.  S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR A THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE FUND REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE
ADVISER ON BEHALF OF THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Portfolio Transactions and Brokerage
The Funds' Adviser or sub-advisers (as applicable) (collectively referred to as the Adviser) are responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser currently provides investment advice to a number of other clients. The Adviser will allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations, among the major factors the Adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser, as the case may be).
On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including a Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.
In connection with effecting portfolio transactions, consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the
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selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The Adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.
The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time and will receive reports regarding brokerage practices. The nature of the research services provided to the Adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the Adviser regards as a useful supplement of its own internal research capabilities.
The Adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the Adviser; in addition, the Adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.
During the last three fiscal years ended December 31, 2022, 2021 and 2020, the following Funds incurred brokerage commissions as follows:
Brokerage and Research Services
	2022	2021	2020
Lincoln Nasdaq-100 Buffer Fund Dec	$1,847	$714	$N/A
Lincoln Nasdaq-100 Buffer Fund Jun	1,515	835	N/A
Lincoln Nasdaq-100 Buffer Fund Mar	718	N/A	N/A
Lincoln Nasdaq-100 Buffer Fund Sep	1,391	786	N/A
Lincoln S&P 500 Buffer Fund Aug	1,056	714	N/A
Lincoln S&P 500 Buffer Fund Feb	832	N/A	N/A
Lincoln S&P 500 Buffer Fund May	1,058	706	N/A
Lincoln S&P 500 Buffer Fund Nov	1,601	538	N/A
Lincoln S&P 500 Ultra Buffer Fund Aug	1,607	560	N/A
Lincoln S&P 500 Ultra Buffer Fund Feb	680	N/A	N/A
Lincoln S&P 500 Ultra Buffer Fund May	1,342	609	N/A
Lincoln S&P 500 Ultra Buffer Fund Nov	1,836	557	N/A
The Funds paid no commissions to firms that provided brokerage or research services.
Purchases of Securities of “Regular” Brokers or Dealers
The Funds have not acquired holdings of its regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) that derived more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser during the regular brokers or dealers most recent fiscal year.
No Commissions to Finance Distribution
The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund's portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund's brokerage commissions are not used to finance the distribution of Fund shares.
Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund’s portfolio securities. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While the Funds are not managed with the intent of generating short-term
20

capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.
As of the date of this SAI, the Funds have not yet completed two fiscal years, therefore, no portfolio turnover rate information is provided for certain periods.
	2022	2021
Lincoln Nasdaq-100 Buffer Fund Dec[1]	33%	N/A
Lincoln Nasdaq-100 Buffer Fund Jun[1]	5%	N/A
Lincoln Nasdaq-100 Buffer Fund Mar	N/A	N/A
Lincoln Nasdaq-100 Buffer Fund Sep	N/A	N/A
Lincoln S&P 500 Buffer Fund Aug[1]	3%	N/A
Lincoln S&P 500 Buffer Fund Feb[1]	6%	N/A
Lincoln S&P 500 Buffer Fund May[1]	11%	N/A
Lincoln S&P 500 Buffer Fund Nov[1]	9%	N/A
Lincoln S&P 500 Ultra Buffer Fund Aug	N/A	N/A
Lincoln S&P 500 Ultra Buffer Fund Feb	N/A	N/A
Lincoln S&P 500 Ultra Buffer Fund May[1]	10%	N/A
Lincoln S&P 500 Ultra Buffer Fund Nov[1]	22%	N/A
1The Fund’s portfolio turnover increased in 2022 due to increased trade activity.
Trustees and Officers
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust's officers are responsible for the Funds' day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of the Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Financial Investments Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	109	Lincoln Financial Investments Corporation; CITRS, Inc.
*
Mr. Bronchetti is an interested person of the Trust because he is a Director and an Officer of Lincoln Financial Investments Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.
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Independent Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy School
NY/NJ/CT Alumni Network
(President); Board of
Directors of the University
of North Carolina, School of
Law Alumni Association

Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of Pricewaterhouse Coopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women, Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	Thornbury Income Builder Opportunities Trust since 2020
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016
Director and President, Lincoln Financial
Investments Corporation; Chief Investment
Officer of The Lincoln National Life
Insurance Company; Formerly: Director,
Senior Vice President and Head of Funds
Management.

William P. Flory, Jr. 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1961	Vice President, Treasurer, and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate Account
Operations and Mutual Fund Administration,
The Lincoln National Life Insurance
Company; Formerly: Second Vice President,
Director of Separate Account Operations,
The Lincoln National Life Insurance
Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019
Vice President and Assistant Secretary,
Lincoln Financial Investments Corporation;
Vice President, The Lincoln National Life
Insurance Company; Vice President, Lincoln
Life & Annuity Company of New York; Vice
President, Lincoln National Corporation.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Mangement, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel – Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer and
Assistant General Counsel, Lincoln National
Corporation; Vice President, Secretary, and
Chief Legal Officer, Lincoln Financial
Investments Corporation.

Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial Investments
Corporation; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Senior Vice President, Lincoln
Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies, Lincoln Financial
Investments Corporation; Senior Vice
President, Lincoln Life & Annuity Company
of New York; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Formerly, Head of Product
Management, Nationwide Investment
Management Group

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Trustee Qualifications
The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust’s Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange Commission (SEC), and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.
Jayson R. Bronchetti. Mr. Bronchetti has served as Director and President of Lincoln Financial Investments Corporation since August 2016. Mr. Bronchetti also serves as an officer of The Lincoln National Life Insurance Company. Mr. Bronchetti joined Lincoln Financial Group in 2013. Mr. Bronchetti previously served as Executive Director of Debt Capital Markets for J.P. Morgan. He has also held positions in private equity, fixed income asset management, credit research, and trading with Macquarie Investments and Bank of America. He is a founding Chapter Executive of the Chartered Alternative Investment Analyst (“CAIA”) Society of Philadelphia and has served as a board member on several private equity owned companies and charitable foundations. Mr. Bronchetti received a bachelor’s degree in finance, with a minor in economics, from Miami University in Oxford, Ohio. He is also a graduate of the Executive Development Program at the Wharton School of the University of Pennsylvania. Mr. Bronchetti is a member of the CFA Society of Philadelphia, and holds Series 7, Series 79, and Series 63 securities licenses.
Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a director of Fit and Fresh (a manufacturer of consumer housewares products), Lumisource + Grandview Gallery (designer and distributor of residential furniture and lighting products), and Giftcraft (a provider of consumer gift products). He has previously served as a director of multiple other companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.
Ken C. Joseph. Mr. Joseph has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. He is currently a Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas for Kroll LLC (formerly Duff & Phelps, LLC). Mr. Joseph previously served for over 20 years at the U.S. Securities & Exchange Commission, including as Associate Director/Senior Officer in the Division of Examinations (formerly known as the Office of Compliance Inspections and Examinations), and as an Assistant Director in the Division of Enforcement. He previously served as an Associate Dean of St. John’s University, NY. Currently, he serves on the Board of Directors of the Harvard Kennedy School NY/NJ/CT Alumni Network (President), University
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Settlement, and the University of North Carolina, School of Law Alumni Association. Mr. Joseph provides the board with compliance, securities law and business experience.
Barbara L. Lamb. Ms. Lamb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. She retired from WH Trading LLC in 2022. Ms. Lamb served as a Managing Director of Finance and Administration for WH Trading LLC from 2015-2022. She previously served as a Managing Director of Cheiron Trading LLC from 2012-2015 and a Financial Officer for Valorem Law Group, LLC from 2008-2009. Previously, she served as Chief Development Officer for Market Liquidity, LLC from 1999-2001. Ms. Lamb served as Chief Credit Officer, Senior Vice President, and Director for The Chicago Corporation from 1986-1998 and in several finance and development positions from 1980-1986. Ms. Lamb holds the Chartered Financial Analyst Designation and is a member of the CFA Institute of Chicago. Through her experience, Ms. Lamb provides the board with risk management and investing insight.
Gary D. Lemon, Ph.D. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust from 2004 to 2006 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a Professor of Economics and Management at DePauw University and is the current Chair of the Economics and Management department. Dr. Lemon was formerly the James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship at DePauw University. He is a former member of the Greencastle City Council and the Greencastle Redevelopment Commission. He is an author of a book on investing. He has also served on several other committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight.
Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008, where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.
Charles I. Plosser. Mr. Plosser has served as a Trustee of Lincoln Variable Insurance Products Trust since 2018. Mr. Plosser formerly served as a Public Governor for FINRA, the Financial Industry Regulatory Authority, where he serves on the Investment Committee and the Finance, Operations and Technology Committee. Mr. Plosser served as the Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc. from August 2006 to March 2015 and as Chairman of the Investment Committee of the Federal Reserve System Retirement Systems. Mr. Plosser was the John M. Olin Distinguished Professor of Economics and Public Policy and Director of the Bradley Policy Research Center at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he also served as Dean from 1993 to 2003. Mr. Plosser was also a professor of economics in the Department of Economics at the University of Rochester, a senior research associate at the Rochester Center for Economic Research in the University’s College of Arts and Science and a research associate at the National Bureau of Economic Research in Cambridge, Massachusetts. He has also been a visiting scholar at the Bank of England and Federal Reserve Bank of Minneapolis. He has served as a consultant to numerous corporations, including Chase Manhattan Bank, Eastman Kodak Company and The Wyatt Company, on topics ranging from strategic planning and forecasting to portfolio and pension fund management, capital budgeting and financial analysis. Through his experience, Mr. Plosser provides federal banking experience and economic knowledge.
Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time, she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.
Manisha A. Thakor. Ms. Thakor has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. Ms. Thakor currently serves at MoneyZen LLC, which she founded in 2009. From 2018-2020, Ms. Thakor served as Vice President at Brighton Jones. From 2015-2017, Ms. Thakor served as Director of Wealth Strategies for Women at Buckingham Financial. She is a Board member of The National Endowment for Financial Education. Ms. Thakor is also a Chartered Financial Analyst (CFA) charterholder and Certified Financial Planner (CFP®). Ms. Thakor provides the Board with investment management experience and financial services industry insight.
Brian W. Wixted. Mr. Wixted has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. Mr. Wixted formerly served as a consultant for CKC Consulting and since 2019, as an Advisory Partner with AI Capital. Mr. Wixted served as the Senior Vice President of Finance and Fund Treasurer of the Oppenheimer Funds from 1999-2016. He served as the Principal and Chief Operating Officer of Bankers Trust Company’s Mutual Funds Group from 1995-1999 and the Vice President and Chief Financial Officer for CS First Boston Investment Management Corp from 1991-1995. Mr. Wixted served as Vice President and Accounting Manager with Merrill Lynch Asset Management from 1987-1991. From 1981-1987, he held several accounting positions with brokerage and accounting firms. Mr. Wixted holds a Certified Public Accountant designation and is a member of the American Institute of Certified
25

Public Accountants and the New York State Society of Certified Public Accountants. Through his experience, Mr. Wixted provides mutual fund, investment management and financial services industry insight.
Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery at BNY Mellon Asset Servicing from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Prior to that, Ms. Wolcott served as Executive Vice President of the predecessor firm, PFPC Worldwide Inc., from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial services industry insight.
Board Oversight
The primary responsibility of the Board of Trustees is to represent the interests of the Trust’s shareholders and to provide oversight of the management of the Funds. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently composed of eleven trustees, ten of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Trustee). The Interested Trustee serves as the Chairperson of the Board.
The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.
Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Fund’s expenses, oversee compliance with regulatory requirements, and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.
As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Fund’s investment performance with the Adviser at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act and a quarterly report regarding the operation of the Trust’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.
The Board considered the number of Funds in the Trust, the total assets of the Trust and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of the Trust.
Board Committees
Audit Committee. The Board of Trustees has established an Audit Committee. The Audit Committee oversees the Funds’ financial reporting process on behalf of the Board of Trustees and reports its activities to the Board. The Audit Committee assists and acts as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust’s systems of controls, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Ken C. Joseph, Barbara L. Lamb, Thomas A. Leonard, and Brian W. Wixted (Chair). The Audit Committee met four times during the last fiscal year.
Investment Committee. The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Steve A. Cobb (Chair), Gary D. Lemon, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor and Nancy B. Wolcott. The Investment Committee met four times during the last fiscal year.
Nominating and Governance Committee. The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board of Trustees. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. The members of the Nominating and Governance Committee are Independent Trustees: Steve A. Cobb, Ken C. Joseph, Barbara L. Lamb, Gary D. Lemon, Thomas A. Leonard, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor, Brian W. Wixted, and Nancy B. Wolcott (Chair). The Nominating and Governance Committee
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met four times during the last fiscal year. The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801.
Ownership of Securities
As of December 31, 2022, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2022, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:
Interested Trustee
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jayson R. Bronchetti	None	None
Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Steve A. Cobb
LVIP Baron Growth Opportunities Fund – $10,001 – $50,000
LVIP Dimensional U.S. Core Equity 2 Fund – $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000
LVIP SSGA S&P 500 Index Fund – $10,001 – $50,000
Over $100,000
Ken C. Joseph	LVIP Vanguard Domestic Equity ETF Fund – $50,001 – $100,000	$50,001 – $100,000
Barbara L. Lamb
LVIP Dimensional U.S. Core Equity 1 Fund – $10,001 – $50,000 LVIP Dimensional U.S.
Core Equity 2 Fund – $10,001 – $50,000
LVIP Dimensional International Core Equity Fund – $10,001 – $50,000
LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000
Over $100,000
Gary D. Lemon
LVIP Dimensional International Equity Managed Volatility Fund – $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000
LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000
Over $100,000
Thomas A. Leonard	LVIP Structured Moderate Allocation Fund – Over $100,000	Over $100,000
Charles I. Plosser	LVIP SSGA Moderate Index Allocation Fund – Over $100,000	$50,001 – $100,000
Pamela L. Salaway	LVIP Baron Growth Opportunities Fund – $10,001 – $50,000 LVIP Mondrian International Value Fund – $10,001 – $50,000 LVIP SSGA S&P 500 Index Fund – Over $100,000	Over $100,000
Manisha A. Thakor	LVIP SSGA Small Cap Index Fund – $10,001 – $50,000 LVIP SSGA Nasdaq-100 Index Fund – $10,001 – $50,000	$50,001 – $100,000
Brian W. Wixted
LVIP SSGA S&P 500 Fund – $10,001 – $50,000
LVIP SSGA Bond Index Fund – $10,001 – $50,000
LVIP SSGA Short-Term Bond Index Fund – $10,001 – $50,000
LVIP SSGA Mid Cap Index Fund – Under $10,000
LVIP SSGA Small-Cap Index Fund – Under $10,000
$50,001 – $100,000
Nancy B. Wolcott	LVIP American Balanced Allocation Fund – $50,001 – $100,000	$50,001 – $100,000
Brian Wixted served as officer for OppenheimerFunds, Inc. (“Oppenheimer”) from 1999 until his retirement in 2016. He has a deferred compensation plan previously sponsored by Oppenheimer where he receives an annual payout for a fixed number of years based on the performance of phantom share investments in Oppenheimer funds. In 2019, Invesco acquired Oppenheimer and assumed financial responsibility for payments under the former Oppenheimer deferred compensation plan. Invesco began serving as a sub-adviser to certain LVIP Funds on February 8, 2019. Payments under the plan to Mr. Wixted have exceeded $120,000 during the past two calendar years. The payment amounts are determined by previously established factors (i.e., performance of the relevant funds), and the payment amounts are not impacted by the profits of Oppenheimer or Invesco.
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Compensation
The following table sets forth the compensation paid to the Trust’s Independent Trustees and by the Fund Complex for the fiscal year ended December 31, 2022:
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex
Steve A. Cobb, Trustee	$341,500	$341,500
Ken C. Joseph, Trustee*	$317,500	$317,500
Barbara L. Lamb, Trustee	$317,500	$317,500
Gary D. Lemon, Trustee	$317,500	$317,500
Thomas A. Leonard, Trustee	$385,500	$385,500
Charles I. Plosser, Trustee	$317,500	$317,500
Pamela L. Salaway, Trustee	$317,500	$317,500
Manisha A. Thakor, Trustee*	$317,500	$317,500
Brian W. Wixted, Trustee	$341,500	$341,500
Nancy B. Wolcott, Trustee	$327,500	$327,500
*
Effective January 1, 2022, Mr. Joseph and Ms. Thakor were appointed as Independent Trustees of the Trust.
Investment Adviser and Sub-Adviser
Investment Adviser. Lincoln Financial Investments Corporation (“LFI” or the “Adviser”) is the investment adviser to the Funds. LFI is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”). LFI's address is 150 N. Radnor-Chester Road, Radnor, Pennsylvania 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
Pursuant to the Investment Management Agreement, LFI manages each Fund's portfolio investments and reports to the Board of Trustees. Each Fund pays LFI a monthly fee equal to a percentage of the average daily net assets of that Fund. The aggregate annual rates of the fees payable by each Fund to LFI may vary according to the level of assets of that Fund.
For the fiscal year ended December 31, 2022, each Fund paid fees to LFI equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
Lincoln Nasdaq-100 Buffer Fund Dec	0.32%
Lincoln Nasdaq-100 Buffer Fund Jun	0.32%
Lincoln Nasdaq-100 Buffer Fund Mar	0.32%
Lincoln Nasdaq-100 Buffer Fund Sep	0.32%
Lincoln S&P 500 Buffer Fund Aug	0.43%
Lincoln S&P 500 Buffer Fund Feb	0.43%
Lincoln S&P 500 Buffer Fund May	0.43%
Lincoln S&P 500 Buffer Fund Nov	0.43%
Lincoln S&P 500 Ultra Buffer Fund Aug	0.43%
Lincoln S&P 500 Ultra Buffer Fund Feb	0.43%
Lincoln S&P 500 Ultra Buffer Fund May	0.43%
Lincoln S&P 500 Ultra Buffer Fund Nov	0.43%
Advisory Fees Paid by Each Fund
For the last three fiscal years ended December 31, the Funds paid the net amounts, as reflected in the table below, for investment advisory services:
	2022	2021	2020
Lincoln Nasdaq-100 Buffer Fund Dec	$9,305	$331[1]	N/A
Lincoln Nasdaq-100 Buffer Fund Jun	7,807	4,034[2]	N/A
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	2022	2021	2020
Lincoln Nasdaq-100 Buffer Fund Mar	5,559[3]	N/A	N/A
Lincoln Nasdaq-100 Buffer Fund Sep	7,429	2,145[4]	N/A
Lincoln S&P 500 Buffer Fund Aug	11,732	3,922[5]	N/A
Lincoln S&P 500 Buffer Fund Feb	9,921[6]	N/A	N/A
Lincoln S&P 500 Buffer Fund May	12,504	6,156[7]	N/A
Lincoln S&P 500 Buffer Fund Nov	12,108	1,146[8]	N/A
Lincoln S&P 500 Ultra Buffer Fund Aug	12,075	3,579[5]	N/A
Lincoln S&P 500 Ultra Buffer Fund Feb	9,662[6]	N/A	N/A
Lincoln S&P 500 Ultra Buffer Fund May	13,259	5,957[7]	N/A
Lincoln S&P 500 Ultra Buffer Fund Nov	15,047	1,148[8]	N/A
1
The Fund commenced operations on December 17, 2021.
2
The Fund commenced operations on June 18, 2021.
3
The Fund commenced operations on March 18, 2022.
4
The Fund commenced operations on September 17, 2021.
5
The Fund commenced operations on August 20, 2021.
6
The Fund commenced operations on February 18, 2022.
7
The Fund commenced operations on May 21, 2021.
8
The Fund commenced operations on November 19, 2021.
Expense Reimbursements
For the last three fiscal years ended December 31, LFI reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:
	2022	2021	2020
Lincoln Nasdaq-100 Buffer Fund Dec	$89,267	$22,173[1]	N/A
Lincoln Nasdaq-100 Buffer Fund Jun	84,237	64,572[2]	N/A
Lincoln Nasdaq-100 Buffer Fund Mar	75,094[3]	N/A	N/A
Lincoln Nasdaq-100 Buffer Fund Sep	89,164	37,835[4]	N/A
Lincoln S&P 500 Buffer Fund Aug	91,792	45,451[5]	N/A
Lincoln S&P 500 Buffer Fund Feb	81,025[6]	N/A	N/A
Lincoln S&P 500 Buffer Fund May	91,320	64,953[7]	N/A
Lincoln S&P 500 Buffer Fund Nov	90,303	31,282[8]	N/A
Lincoln S&P 500 Ultra Buffer Fund Aug	89,450	45,500[5]	N/A
Lincoln S&P 500 Ultra Buffer Fund Feb	79,911[6]	N/A	N/A
Lincoln S&P 500 Ultra Buffer Fund May	90,255	64,979[7]	N/A
Lincoln S&P 500 Ultra Buffer Fund Nov	92,456	31,284[8]	N/A
1
The Fund commenced operations on December 17, 2021.
2
The Fund commenced operations on June 18, 2021.
3
The Fund commenced operations on March 18, 2022.
4
The Fund commenced operations on September 17, 2021.
5
The Fund commenced operations on August 20, 2021.
6
The Fund commenced operations on February 18, 2022.
7
The Fund commenced operations on May 21, 2021.
8
The Fund commenced operations on November 19, 2021.
Fee Waivers and Expense Reimbursements
With respect to Lincoln Nasdaq-100 Buffer Fund Mar, Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer Fund Sep and Lincoln Nasdaq-100 Buffer Fund Dec, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.23% on the first $50 million of each Fund’s average daily net assets; and 0.00% of each Fund’s average daily net assets in excess of $50 million. The Adviser has also contractually agreed to reimburse each Fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.62% of average daily net assets for the Standard Class of a Fund and 0.97% for the Service Class. Any reimbursement made by the Adviser is subject to recoupment from a Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of a Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current
29

expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Funds’ Board of Trustees and the Adviser.
With respect to Lincoln S&P 500 Buffer Fund Feb, Lincoln S&P 500 Ultra Buffer Fund Feb, Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug, Lincoln S&P 500 Ultra Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov and Lincoln S&P 500 Ultra Buffer Fund Nov, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.12% on the average daily net assets of each Fund. The Adviser has also contractually agreed to reimburse each Fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.58% of average daily net assets for the Standard Class of each Fund and 0.93% for the Service Class of each Fund. Any reimbursement made by the Adviser is subject to recoupment from a Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of a Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Funds’ Board of Trustees and the Adviser.
There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.
Sub-Adviser. As adviser, LFI is primarily responsible for investment decisions affecting each of the Funds under its management. LFI has delegated day-to-day portfolio management responsibility of the Funds to an investment management firm to serve as sub-adviser. The sub-adviser makes investment decisions for each Fund in accordance with the Fund’s investment objectives and places orders on behalf of that Fund to effect those decisions. LFI provides ongoing oversight, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews.
Milliman Financial Risk Management LLC (“Milliman”) is the sub-adviser to the Funds. Milliman is located at 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606. Milliman was established in 1998, and also advises other investment companies, insurance companies, financial institutions, other pooled investment vehicles in addition to the Fund. The sub-adviser is a wholly owned subsidiary of Milliman Inc.
LFI pays Milliman a monthly fee equal to a percentage of the average daily net assets of the portion of the Fund for which Milliman provides investment sub-advisory services. The aggregate annual rates of the fees that LFI pays to the sub-adviser may vary according to the level of assets Milliman manages. For the fiscal year ended December 31, 2022, LFI paid fees to Milliman equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of each Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
Lincoln Nasdaq-100 Buffer Fund Dec	0.20%
Lincoln Nasdaq-100 Buffer Fund Jun	0.20%
Lincoln Nasdaq-100 Buffer Fund Mar	0.20%
Lincoln Nasdaq-100 Buffer Fund Sep	0.20%
Lincoln S&P 500 Buffer Fund Aug	0.20%
Lincoln S&P 500 Buffer Fund Feb	0.20%
Lincoln S&P 500 Buffer Fund May	0.20%
Lincoln S&P 500 Buffer Fund Nov	0.20%
Lincoln S&P 500 Ultra Buffer Fund Aug	0.20%
Lincoln S&P 500 Ultra Buffer Fund Feb	0.20%
Lincoln S&P 500 Ultra Buffer Fund May	0.20%
Lincoln S&P 500 Ultra Buffer Fund Nov	0.20%
Sub-Advisory Fees Paid by Each Fund
During the last three fiscal years ended December 31, the following amounts were paid for investment sub-advisory services with respect to the management of each Fund. LFI, not the Fund, pays all sub-advisory fees owed.
	2022	2021	2020
Lincoln Nasdaq-100 Buffer Fund Dec	$5,816	$207[1]	N/A
Lincoln Nasdaq-100 Buffer Fund Jun	4,879	2,522[2]	N/A
Lincoln Nasdaq-100 Buffer Fund Mar	3,475[3]	N/A	N/A
Lincoln Nasdaq-100 Buffer Fund Sep	4,643	1,340[4]	N/A
Lincoln S&P 500 Buffer Fund Aug	5,457	1,824[5]	N/A
Lincoln S&P 500 Buffer Fund Feb	4,615[6]	N/A	N/A
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	2022	2021	2020
Lincoln S&P 500 Buffer Fund May	5,816	2,863[7]	N/A
Lincoln S&P 500 Buffer Fund Nov	5,632	533[8]	N/A
Lincoln S&P 500 Ultra Buffer Fund Aug	5,616	1,665[5]	N/A
Lincoln S&P 500 Ultra Buffer Fund Feb	4,494[6]	N/A	N/A
Lincoln S&P 500 Ultra Buffer Fund May	6,167	2,771[7]	N/A
Lincoln S&P 500 Ultra Buffer Fund Nov	6,999	534[8]	N/A
1
The Fund commenced operations on December 17, 2021.
2
The Fund commenced operations on June 18, 2021.
3
The Fund commenced operations on March 18, 2022.
4
The Fund commenced operations on September 17, 2021.
5
The Fund commenced operations on August 20, 2021.
6
The Fund commenced operations on February 18, 2022.
7
The Fund commenced operations on May 21, 2021.
8
The Fund commenced operations on November 19, 2021.
Service marks. The Funds’ service marks and the name “Lincoln” are used by the Funds with the permission of LNC, and their continued use is subject to LNC’s right to withdraw this permission in the event LFI ceases to be the Funds’ investment adviser.
The Trust has licensed certain trademarks and the trade names of S&P and of S&P 500® Index. The Trust also has licensed certain trademarks and trade names of Nasdaq-100® Index, which are determined, composed and calculated by S&P and Nasdaq, Inc. without regard to the Funds.
Fund Expenses. Expenses specifically assumed by each Fund under its Investment Management Agreement include, among others, compensation and expenses of the Trustees who are not interested persons; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required Fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.
Proxy Voting Policies and Procedures. The Board of Trustees has delegated to LFI or each Fund’s sub-adviser (as applicable) responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the adviser's or sub-adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC's website at http://
www.sec.gov.
Portfolio Managers
The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of December 31, 2022.
Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Milliman Financial Risk Management, LLC
Robert T. Cummings
Registered Investment Companies	166	$10,350	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Jordan B. Rosenfeld
Registered Investment Companies	83	$82,611	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
31

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Maria Schiopu
Registered Investment Companies	101	$11,126	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.
Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LFI and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts.
The information below relates solely to the Fund(s) managed by the particular adviser or sub-adviser.
Milliman Financial Risk Management LLC
Milliman FRM acts as an adviser or sub-adviser to institutional clients including life insurers. Certain of the mutual funds for which Milliman FRM also acts as adviser or sub-adviser may be included in the lineup of underlying funds in which such life insurers’ separate accounts invest. Milliman FRM’s compliance program and other corporate policies and procedures are implemented and enforced to prevent any potential conflicts from affecting our performance or services to our clients. For example, such conflicts may be mitigated by policies such as the inclusion of written disclosures or specific contractual provisions, or our client confidentiality and privacy policies.
Milliman FRM provides investment advisory services to certain funds that are sold to the retirement plan market. Another group within our parent company, Milliman, Inc., provides actuarial and administrative services to retirement plan sponsors, including public and private defined benefit and defined contribution plans. Some of these clients also engage Milliman FRM for investment advisory services. To avoid engaging in prohibited transactions, the value of clients’ investment in these trusts or funds may be excluded from Milliman FRM portfolio management fees or from the fees of the related services.
From time to time, Milliman FRM and Milliman, Inc. will both advise the same client in relation to different aspects of their financial needs. Where this occurs, the relationship between Milliman and FRM is disclosed in advance and fees are structured in a manner that is fair to the client and consistent with applicable law.
Milliman FRM may recommend that current clients participate in services or programs offered by third parties with which we have a relationship, including the provision of sub-advisory services. In such cases we disclose to the current client the arrangement between Milliman FRM and the third party, and that we receive an economic benefit when recommending such programs by our receipt of a sub-advisory fee.
We are not aware of any effect these potential conflicts may have on the Funds at this time.
Compensation Structures and Methods
Information regarding each portfolio manager's compensation is attached hereto as Appendix C.
Beneficial Interest of Portfolio Managers
Information regarding securities of each Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own Fund shares, but may invest their personal assets in Fund shares in accordance with their individual investment goals. A portfolio manager’s personal investment, or lack of investment, is not an indicator of that portfolio manager’s confidence in, or commitment to, a particular Fund or its investment strategy.
As of the Funds' fiscal year ended December 31, 2022, no portfolio manager of any Fund beneficially owned shares of any Fund.
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Principal Underwriter
Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated January 1, 2012. LFD is an affiliate of LFI, the Funds' investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of Fund shares. The offering of each such class is continuous.
For fiscal years ended December 31, 2022, 2021 and 2020, LFD received $186,903,740, $208,355,341, and $173,124,472, respectively, in compensation from the Trust.
Administration Agreement
The Trust has entered into an Administration Agreement with Lincoln Life, an affiliate of LFI and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services.
For the fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid Lincoln Life $9,460,878, $9,183,600, and $11,452,717, respectively, in administrative services reimbursement.
The Trust compensates Lincoln Life for contractholder servicing provided by Lincoln Life with respect to the Funds.  These contractholder services include, among others: responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders.  In addition, Lincoln Life provides certain corporate-level services to each of the Funds, such as: anti-money laundering and fraud prevention; privacy and data security; disaster recovery; and services related to regulatory duties, such as duties of confidentiality and disclosure.
For the fiscal years ended December 31, 2022 and 2021, the Trust paid Lincoln Life $30,000,846 and $33,707,685, respectively, in contractholder servicing and corporate-level services reimbursement.
Securities Lending
None of the Funds engaged in any securities lending for the fiscal year ended December 31, 2022.
Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (“Accounting Agreement”) with State Street Bank and Trust Company (“State Street”), effective October 15, 2018 (November 19, 2018 for the funds of funds and master feeder funds), pursuant to which State Street provides certain accounting services for the Fund. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values (“NAV”) of the Fund’s shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays State Street either a flat, annual fee or an asset-based fee based on the total value of assets in the Trust, plus certain additional service fees and out-of-pocket expenses.
For fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid $11,079,131, $11,022,662, and $10,363,301, respectively, pursuant to its Accounting Agreement.
Code of Ethics
The Trust, LFI and LFD have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these Codes permit personnel that they cover, including employees of LFI who regularly have access to information about securities purchased for the Funds, to invest in securities for their own accounts. This could include securities that may be purchased by Funds. The Codes are intended to prevent
33

these personnel from taking inappropriate advantage of their positions and to prevent fraud on the Funds. The Trust’s Code of Ethics requires reporting to the Board of Trustees of material compliance violations.
Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of 109 funds organized as separate series of shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.
Each Fund currently offers two classes of shares: Standard Class and Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service plan (Plan). The Plan allows each Fund to pay distribution and service fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The Plan for the Service Class is discussed in the “Rule 12b-1 Plan” section of this SAI.
Each Fund’s shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing Fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual Funds. In such matters, all shares of the Trust have equal voting rights.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
Control Persons and Principal Holders of Securities
Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.
For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1301 S. Harrison Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third-party insurance companies.
As of April 3, 2023 no shareholders of the Funds own 5% or more (or 25% or more) of a Fund’s outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by the fund of funds. The fund of funds generally will vote their shares of underlying funds in the same proportion as the vote of all of the other holders of the underlying fund's shares, a technique known as “echo voting.”
34

Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Service Class of shares of each Fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay Insurance Companies or others, out of the assets of Service Class shares of each Fund for activities primarily intended to sell such shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.
Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders and contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay insurance companies, dealers or others for, among other things: service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract offering Service Class may require; or maintaining customer accounts and records.
For the noted services, the Plan authorizes each Fund to pay to Insurance Companies or others, a monthly fee (“Plan Fee”) not to exceed 0.35% per annum of the average daily NAV of Service Class shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. For the noted services, the Plan authorizes each Fund to pay to Insurance Companies or others, a monthly fee (“Plan Fee”) not to exceed 0.35% per annum of the average daily NAV of Service Class shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.35% for the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees from time to time. The Plan does not limit Plan Fees to amounts actually expended by third parties for services rendered and/or expenses borne. A third party, therefore, may realize a profit from Plan Fees in any particular year.
No “interested person”, as defined in the 1940 Act, or Independent Trustee had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.
The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and Service Class contract owners thereof. Each year, the Trustees must make this determination for the Plan to be continued. The Board of Trustees believes that the Plan will result in greater sales and/or fewer redemptions of Service Class shares, which may benefit each Fund by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. However, it is impossible to know for certain the level of sales and redemptions of shares that would occur in the absence of the Plan or under alternative distribution schemes.
For the fiscal year ended December 31, 2022, the Service Class shares of the Trust paid Plan Fees for compensation to broker-dealers of approximately $186,903,740.
Revenue Sharing
LFI and its affiliates, including LFD, and/or each Fund's sub-adviser may pay compensation at their own expense, including the profits from the advisory fees LFI receives from the Funds or the sub-advisory fees the sub-advisers receive from LFI, to affiliated or unaffiliated brokers, dealers or other financial intermediaries (financial intermediaries) in connection with the sale or retention of Fund shares or the sales of insurance products that are funded by the Funds and/or shareholder servicing (distribution assistance). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares and the products that are funded by the Fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales, the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.
A significant purpose of these payments is to increase sales of the Funds' shares and the products that contain the Funds. LFI and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.
Valuation of Portfolio Securities
Offering Price/NAV. The offering price of a Fund’s shares is based on the Fund’s net asset value (“NAV”) per share. A Fund determines its NAV per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the
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total number of Fund shares outstanding. A Fund determines its NAV per share as of close of regular trading on the New York Stock Exchange (“NYSE”) – normally 4:00 p.m. New York time, each business day.
In addition to the disclosure in each Fund’s prospectus under the “Pricing of Fund Shares” section, the value of each Fund’s investments is determined as follows:
Foreign Equity Securities. Foreign equity securities are generally valued based on their closing price on the principal foreign exchange for those securities, which may occur earlier than the NYSE close. A Fund then may adjust for market events, occurring between the close of the foreign exchange and the NYSE close. An independent statistical service has been retained to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models to determine adjustments for market events. Quotations of foreign securities in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents.
Over-the-Counter (“OTC”) Investments. OTC investments (including swaps and options) are generally valued by pricing services that use evaluated prices from various observable market and other factors. Certain forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates.
Exchange-Traded Futures, Options and Swaps. Exchange-traded futures, options and swaps are normally valued at the reported settlement price determined by the relevant exchange. Exchange-traded futures, options and swaps for which no settlement prices are reported are generally valued at the mean between the most recent bid and ask prices obtained from pricing services, established market makers, or from broker-dealers.
Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, Fund management will make shareholders reports or other regulatory filings containing the Funds' portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.
Each Fund posts its top-ten holdings shortly after each quarter-end to Lincoln Life and other insurance companies who include the Funds in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.
Each Fund will post all of its holdings to a publicly available website no earlier than 25 calendar days after quarter end. In addition, each Fund may post all of its holdings no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.
Each Fund also may provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including independent rating and ranking organizations, which conduct market analyses of the Fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public.
Certain Funds provide daily holdings information to affiliated persons of the Funds to better facilitate Fund and related insurance product operations. In this regard, certain Funds provides daily post-trade position reports, as well as reports showing the Fund’s daily futures transactions pursuant to certain fund strategies, to the annuity pricing group and market risk management group within Lincoln Life, LFI’s parent company. In addition, certain Funds provide monthly portfolio holdings on a post-trade basis to Lincoln Life approximately 20 days after the end of each month. The pricing group uses Fund information to support the group’s oversight of risk management functions for certain Funds and Lincoln Life, but does not engage in any trading activities. The risk management group uses the information to hedge portfolio risks for Lincoln Life and for Lincoln insurance products and annuities. Lincoln’s internal risk management functions are integral to supporting the relevant Funds and their associated insurance products. Each of these information sharing arrangements is subject to: (1) a non-disclosure agreement; and (2) protections against (a) inappropriate trading based on the information and (b) conflicts of interest between the Funds and their affiliated persons.
Certain sub-advisers have an ongoing arrangement with the following third parties to make available information about a Fund’s portfolio holdings: (1) ratings organizations, such as Moodys, and S&P, provided generally on a monthly basis for the purpose of reviewing the particular fund; (2) portfolio analysis companies, such as Morningstar and Lipper, Factset Research Systems, Intex, Performance Attribution System, Linedata Services, Inc., Investment Technology Group Inc., Wilshire Associates, Inc., Bloomberg L.P., Bloomberg PORT, BarraOne/MSCI Barra, Barclays Capital, BlackRock Aladdin, Trade Informatics, Investor Tools Perform, BARRA
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Aegis Systems, Global Trading Analytics, LLC, Citigroup, Hedgemark, MoneyMate and Barclays Capital Point, Acuity Knowledge Partners, Virtu Financial, Markit/Wall Street Office and Axioma provided generally on a daily, monthly or quarterly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as Broadridge Financial Solutions, Inc., Glass, Lewis & Co., or Institutional Shareholder Services (ISS) - ISS/RiskMetrics provided generally on a daily basis or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services and software vendors, such as Electra Securities, TriOptima, FX Connect, OMEGO LLC, Infinit Outsourcing, Inc., Limited, Cogent Consulting, Abel Noser, Charles River Communications and StarCompliance, provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and (5) operational services such as Accenture LLP, Bank of New York Mellon, Brown Brothers Harriman & Co., Fidelity Corporate Action Solutions, State Street Bank and Trust Company, State Street Investment Manager Solutions, ION and Northern Trust, provided generally on a daily basis for the purpose of providing operational functions including, but not limited to, Fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the Fund’s holdings information confidential and not engage in trading on the basis of the information. The sub-advisers do not receive compensation in connection with these arrangements.
Each Fund may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Funds’ investment adviser, or sub-advisers, trading services providers, class action service provider (Kessler Topaz Meltzer & Check, LLP), custodian and independent registered public accounting firm, to the extent necessary to perform services for the Funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.
The Funds will disclose their portfolio holdings in public SEC filings. The Trust's Board of Trustees also may, on a case-by-case basis, authorize disclosure of the Funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.
Neither the Funds, the Adviser, nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds' portfolio holdings information.
The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectuses and/or SAI.
The Trust's Board of Trustees exercises oversight of these policies and procedures. Management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those of the Funds' investment adviser and other Fund affiliates, on the other. Moreover, the Funds' Chief Compliance Officer will address the operation of the Funds' procedures in the annual compliance review and will recommend any remedial changes to the procedures.
Purchase and Redemption Information
Shares of a Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable annuity contracts or variable life contracts offered by Lincoln Life, LNY and other insurance companies. Shares of the Funds may also be purchased by the Trust's funds of funds, which invest their assets in other mutual funds. The offering price of a Fund’s shares is equal to its net asset value per share.
If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.
Custodian and Transfer Agent
All securities, cash and other similar assets of the Funds are currently held in custody by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the Funds proxies, proxy statements, etc.
Lincoln Life performs the Funds’ dividend and transfer agent functions.
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Independent Registered Public Accounting Firm
The Board of Trustees has engaged Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Funds' Independent Registered Public Accounting Firm. In addition to the audits of the Funds' financial statements, Ernst & Young LLP also reviews certain regulatory reports, reviews the Funds’ federal income tax returns, and performs other tax and advisory services when engaged to do so by the Trust.
Financial Statements
Except for the Lincoln S&P 500 Buffer Fund Feb, Lincoln S&P 500 Ultra Buffer Fund Feb, and Lincoln Nasdaq-100 Buffer Fund Mar, each Fund's most recent Annual Report to Shareholders, which contains each Fund's audited financial statements, is incorporated herein by reference. The audited financial statements and the reports for the year ended December 31, 2022, of Ernst & Young LLP thereon are incorporated by reference to each Fund’s annual report. We will provide a copy of each Fund's annual report, once available, on request and without charge. Either write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-4LINCOLN (454-6265).
Taxes
Regulated Investment Company. Each Fund intends to qualify, and has elected to be taxed as, a regulated investment company under the Internal Revenue Code (the “Code”). A regulated investment company’s ordinary income and net realized capital gains, if distributed to shareholders, will not be subject to corporate income tax. Each Fund, as a regulated investment company, must, among other things, annually derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale of stock or securities or foreign currencies, or other income, such as income derived from interests in “qualified publicly traded partnerships,” gains from options, futures, or forward contracts, derived with respect to the Fund’s other investments (the Income Requirement).
Each Fund also intends to comply with diversification requirements that apply to mutual funds investing in variable contracts. Generally, a Fund will be required to diversify its investments so that on the end of each calendar quarter: no more than 55% of total assets is represented by any one investment; no more than 70% is represented by any two; no more than 80% is represented by any three; and no more than 90% is represented by any four.
For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by such. A Fund may satisfy an alternative asset diversification test under certain circumstances.
Each Fund may sell its shares directly to certain qualified pension and retirement plans, and to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. If a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract owners would be treated as the Fund’s shareholders, and the contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts under the Code. All income and gain earned from those contracts both in past years and currently would be taxed currently to the Contract owners, and income and gain would remain subject to taxation as ordinary income thereafter.
If a Fund fails to qualify as a regulated investment company, the Fund would be subject to tax as an ordinary corporation on all of its taxable income and gain, whether or not distributed to shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company, the Fund’s distributions would be characterized as ordinary dividend income to its shareholders, and Contract owners would be required to include in ordinary income any income earned under the contracts for the current and all prior taxable years. A Fund’s failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts. Under certain circumstances inadvertent failures to satisfy the diversification requirements may be corrected.
Certain Funds may invest in exchange traded vehicles that track commodity returns. Under the Code, these investments are not considered “securities” for purposes of the Income Requirement. As a result, any income generated by such investments is not included in determining compliance with the Income Requirement’s 90% test. Each Fund intends to manage its commodities exposure to ensure that the Income Requirement is met at the end of the Fund’s tax year. To the extent that a Fund’s income from commodities exceeds 10% of the Fund’s gross income, the Fund may be subject to taxation on that portion of commodities income that exceeds 10% of the Fund’s gross income.
Medicare Tax. A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments, and net gain from investments) of certain individuals, trusts and estates.
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Fund Distributions. Dividends that a Fund pays from its ordinary income and distributions of a Fund’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of a Fund’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of a Fund represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable to life insurance companies under the Code. See the Contracts Prospectus for a description of the respective Insurance Company’s tax status and the charges that may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, each Fund will send to the Insurance Companies a written notice reporting the amount and character of any distributions made during such year. Any benefits reported will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
Foreign Investments. Dividends or other income received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign jurisdictions. Tax conventions, such as treaties, between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities in foreign corporations or in other regulated investment companies, the Fund may elect to treat its foreign income tax payments as paid by the Insurance Companies for U.S. income tax purposes. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make this election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount that will be available for the deduction or credit. Certain limitations apply to the credit (but not the deduction) for foreign taxes that an Insurance Company may claim. Foreign taxes each Fund pays will reduce the return on the Fund’s investments. Any benefits of a foreign tax credit or deduction as a result of this election will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
A Fund or Underlying Fund that invests in non-U.S. securities may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is eligible to do so may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund or underlying fund, depending on the circumstances.
Contract Owner Taxes. Since individual Contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the Contract owner level. The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
Each Fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. An alternative asset diversification test may be satisfied under certain circumstances.
Each Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.
Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the Fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.
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A Fund or an underlying fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is permitted to do so may elect to “pass through” to its investors, including a Fund, the amount of non-U.S. income taxes paid by the Fund or underlying fund. A Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.
Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code reporting the amount and character of any distributions made during such year. Any benefits of such designation will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other regulated investment companies, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by each Fund will reduce the return from the Fund’s investments. Any benefits of such reporting will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Since individual contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the shareholder level.
The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the IRS. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
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Appendix A — Reserved
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Appendix B — Proxy Voting Policies and Procedures
Lincoln Financial Investments Corporation
I. Introduction
The Board of Trustees (the “Board”) of each series of Lincoln Variable Insurance Products Trust (collectively, the “Lincoln Funds”) has adopted these Proxy Voting Policies and Procedures (the “Policies and Procedures”) to govern each Lincoln Fund’s proxy voting. The Board has delegated implementation of these Policies and Procedures, and the responsibility for all proxy voting, or further delegation of proxy voting, to the Lincoln Funds’ investment adviser, Lincoln Financial Investments Corporation (“LFI”).
LFI has adopted these Policies and Procedures to govern LFI’s implementation of proxy voting for LFI’s clients, which include the Lincoln Funds.
II. Policies
LFI shall vote proxies for which it has discretionary authority in the best interests of its clients. Such clients may include the Lincoln Funds, non-Lincoln mutual funds, private funds, and separate accounts (collectively, “Clients”).
Proxy voting decisions with respect to a Client’s holdings shall be made in the manner LFI believes will most likely protect and promote such Client’s long-term economic value. Absent unusual circumstances or specific instructions, LFI votes proxies on a particular matter with this fundamental premise on behalf of each Client, regardless of a Client’s individual investment style or strategies.
In exercise voting authority LFI will comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. The Rule requires an investment adviser to:
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Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how material conflicts are addressed;
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Disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and
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Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
III. Procedures
A. Direct Investments
LFI may invest directly in equity and fixed income securities, and other types of investments. LFI will cast votes for proxies in accordance with the Client’s proxy voting procedures or other direction. If the Client does not direct proxy voting in the Client’s account, LFI will vote proxies in the Client’s best interests, as determined by LFI. In making such determination, LFI may rely on analysis from proxy voting consultants or third-party proxy voting services. LFI will consider each proxy that it votes and evaluate it based on the particular facts and circumstances of that proxy. LFI may determine not to vote all or some shares eligible to vote if that course of action would be in the Client’s best interests under the circumstances. Such circumstances could include, but are not limited to, cases where the cost of voting exceeds any expected benefits (e.g., foreign proxies), or where voting results in restrictions on trading.
B. Sub-Advised Funds
LFI advises mutual funds and separate accounts that are offered through variable contracts and which are sub-advised by unaffiliated third-party sub-advisers (“sub-advised funds”). Each sub-advised fund delegates responsibility for voting proxies relating to the sub-advised fund’s securities to the sub-adviser, subject to the Board’s continued oversight. The sub-adviser votes all proxies relating to the sub-advised funds’ portfolio securities and uses the sub-adviser’s own proxy voting policies and procedures adopted in conformance with Rule 206(4)-6. LFI shall review each sub-adviser’s proxy voting policies and procedures as follows:
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Before a sub-adviser is retained, LFI’s compliance staff will review the proposed sub-adviser’s proxy voting policies and procedures and confirm that the sub-adviser will vote the proxies in the best interests of its clients.
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Each quarter, LFI’s compliance staff surveys each sub-adviser, via a compliance questionnaire, and reviews any reported changes or exceptions to their compliance policies and procedures, including proxy voting. LFI’s compliance staff reviews these reported changes or exceptions and, if material, summarizes them and reports such event’s to the sub-advised fund’s board.
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During contract renewal of sub-advisory agreements for Clients that are registered mutual funds, LFI reviews the sub-adviser’s responses to the Section 15(c) information request sent by Funds Management, which includes pertinent questions relating to the sub-adviser’s proxy voting policies and procedures.
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C. Funds of Funds
LFI advises certain funds of funds that invest substantially all of their assets in shares of other affiliated and/or unaffiliated mutual funds (each an “underlying fund”). A fund of funds may also invest directly in equity and fixed income securities and other types of investments.
When an underlying fund, whose shares are held by a fund of funds, solicits a shareholder vote on any matter, LFI shall vote such shares of the underlying fund in the same proportion as the vote of all other holders of shares of such underlying fund. This type of voting structure is commonly referred to as “mirror voting.”
When a fund of funds invests directly in securities other than mutual funds, LFI shall follow the procedures outlined in “Direct Investments” above.
D. Master-Feeder Funds
LFI advises certain master-feeder funds. A feeder fund does not buy investment securities directly. Instead, it invests in a master fund which in turn purchases investment securities. Each feeder fund has the same investment objective and strategies as its master fund.
If a master fund in a master-feeder structure calls a shareholder meeting and solicits proxies, the feeder fund (that owns shares of the master fund) shall seek voting instructions from the feeder fund’s shareholders, and will vote proxies as directed. Proxies for which no instructions are received shall be voted in accordance with mirror voting, in the same proportion as the proxies for which instructions were timely received from the feeder fund’s shareholders.
Proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s own proxy voting policies and procedures.
E. Material Conflicts
In the event that LFI identifies a potential material conflict of interest between: a Client and LFI, or any LFI-affiliated entity, LFI will advise the chief compliance officer (“CCO”) of the potential conflict. The CCO then will convene an ad hoc committee which will include, without limitation, the CCO, legal counsel, and the president of LFI. The ad hoc committee will determine if an actual conflict exists, and if so, it will vote the proxy in accordance with the Client’s best interests. If the conflict relates specifically to a Client that is a registered mutual fund, the CCO shall report to the fund’s board, at its next regularly scheduled meeting, the nature of the conflict, how the proxy vote was cast, and the rationale for the vote.
IV. Disclosure
A. Form ADV
LFI shall disclose information regarding these Policies and Procedures as required in Item 17 of Form ADV, Part 2A. Among other things, LFI will disclose how Clients may obtain information about how LFI voted their portfolio securities and how Clients may obtain a copy of these Policies and Procedures.
B. Statement of Additional Information (SAI)
Each of the Lincoln Funds shall include in its SAI a copy or a summary of these Policies and Procedures, and, if applicable, any sub-advisers’ policies and procedures (or a summary of such policies and procedures).
C. Annual Reports
Each of the Lincoln Funds shall disclose in its annual and semi-annual shareholder reports that a description of these Policies and Procedures, including any sub-adviser policies and procedures, and the Lincoln Fund’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (SEC) website by calling a specified toll-free telephone number.
D. Proxy Voting Record on Form N-PX
The Lincoln Funds annually will file their complete proxy voting record with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
V. Recordkeeping
LFI shall retain the following documents for not less than seven (7) years from the end of the year in which the proxies were voted, the first two (2) years at an on-site location:
(a)
Proxy Voting Policies and Procedures;
(b)
Proxy voting records (this requirement may be satisfied by a third party who has agreed in writing to do so);
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(c)
A copy of any document that LFI, or an ad hoc committee convened for purposes of voting proxies, creates that was material in making its voting decision, or that memorializes the basis for such decision; and
(d)
A copy of each written request from a Client, and any response to the Client, for information on how LFI voted the Client’s proxies.
Milliman Financial Risk Management LLC
When acting as the primary investment adviser to investment companies which invest in other unaffiliated investment companies (Underlying Funds), the Company shall vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted (“mirror vote”), or in accordance with instructions received from fund shareholders. The Company only votes proxies in instances where it is the primary adviser to a registered investment company as defined in the Investment Company Act.
Please Note: The Company will not be the primary adviser to the Funds; in addition, the Company expects that it will only be engaging in derivative transactions for the Funds, and derivatives do not carry voting rights. As such, the Proxy Voting Policy will not apply.
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Appendix C — Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund's portfolio manager as of each Fund's fiscal year ended December 31, 2022:
Lincoln Financial Investments Corporation
The equity programs are designed to position LFI to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance. Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.
ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.
LONG-TERM INCENTIVE PLAN PROGRAM: From time to time long-term incentive equity awards are granted to certain key employees. Equity awards are generally granted in the form of Lincoln National Corporation restricted stock units that, once vested, settle in Lincoln National Corporation common stock.
DEFERRED COMPENSATION PROGRAM: A portion of the cash compensation paid to eligible LFI employees may be voluntarily deferred at their election for defined periods of time into an account that may be invested in mutual funds. The mutual fund investment options available in such accounts do not currently include LFI-advised funds.
Milliman Financial Risk Management LLC
Compensation Overview
Milliman FRM portfolio managers and other employees are paid competitive salaries by Milliman FRM. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities. Investment professionals and other key employees also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s contributions to the organization and other factors.
As Milliman FRM is primarily concerned with implementing its investment strategies for its clients, one factor in determining bonuses is how well portfolio managers and traders execute the strategy; bonuses are not contingent on taking excessive risks or chasing high returns. Salaries and discretionary bonuses are intended to allow Milliman FRM to compete for and retain talented professionals with appropriate experience and capabilities that complement our risk management business.
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Lincoln Variable Insurance Products Trust
LVIP JPMorgan Core Bond Fund
LVIP JPMorgan Mid Cap Value Fund
LVIP JPMorgan Small Cap Core Fund
LVIP JPMorgan U.S. Equity Fund
1301 South Harrison Street
Fort Wayne, Indiana 46802
Statement of Additional Information May 1, 2023
This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption — referred to as “Funds”—of Lincoln Variable Insurance Products Trust. Each Fund offers two classes of shares: Standard Class and Service Class.
In reorganization transactions that occurred on May 1, 2023, the LVIP JPMorgan Core Bond Fund, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund, and LVIP JPMorgan U.S. Equity Fund (each a “Fund”, together the “Funds”) acquired and assumed the performance, financial and other historical information of the JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, JPMorgan Insurance Trust Small Cap Core Fund, and JPMorgan Insurance Trust U.S. Equity Portfolio, each formerly a series of the JPMorgan Insurance Trust (each a “Predecessor Fund,” together the “Predecessor Funds”). Accordingly, information provided in this SAI for the Funds that relates to periods prior to May 1, 2023 is that of the Predecessor Funds.
Each Predecessor Fund's most recent Annual Report to Shareholders, which contains each Predecessor Fund's audited financial statements, is incorporated herein by reference. This SAI should be read in conjunction with each Fund’s prospectus dated May 1, 2023, as may be amended or supplemented. You may obtain a copy of a Fund's prospectus and annual or semi-annual report upon request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 800-4-LINCOLN (454-6265).

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Description of the Trust and the Funds
Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Prior to April 30, 2003, each fund in the Trust in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003.
Each of the Funds is diversified within the meaning of the Investment Company Act of 1940 (“1940 Act”).
References to “Adviser” in this SAI include both Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation) and a Fund's sub-adviser unless the context otherwise indicates.
The Funds have had no changes to their name within the past five years.
Fundamental Investment Restrictions
Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio (except for fundamental investment restriction 2 regarding borrowing).
Each Fund may not:
1.
Make investments that will result in the concentration — as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof — of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
2.
Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.
3.
Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
4.
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.
6.
Make loans of any security or make any other loan if, as a result, more than 33 1∕3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.
7.
With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.
The Securities and Exchange Commission’s (“SEC”) staff has taken the position that, for purposes of the concentration disclosure requirement, a fund investing more than 25% of its assets in an industry may be concentrating in that industry. See Registration Form Used by Open-End Management Investment Companies, Investment Company Act Release No. 23064 (Mar. 13, 1998), at note 163. Notwithstanding fundamental investment restriction 1 above, a Fund may concentrate in a particular industry to the extent that such concentration results from the Fund’s tracking or replication of an index.
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The 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires an open-end fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage generally means the ratio that the value of a fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
“Senior securities” are generally fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks. A fund also may borrow an amount equal to up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings would not be considered senior securities.
Manager of Managers
Certain of the Funds employ a “manager of managers” structure, which means that the Fund’s investment adviser may delegate the management of some or all of the Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Trust has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Funds’ investment adviser – with Board approval – to enter into and amend a sub-advisory agreement for a Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, a Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Funds’ Adviser is not permitted to hire affiliated sub-advisers without shareholder approval.
The Funds have also received an SEC exemptive order (Investment Company Release Nos. 34727 and 34749) which permits the Funds’ Board of Trustees to approve new sub-advisory agreements or material amendments to an existing sub-advisory agreement at a meeting that is not in person, provided that the conditions of the order are satisfied. These conditions include, among others, the requirements that: (i) the Trustees will be able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting; (ii) management will represent that the materials provided to the Board include the same information the Board would have received if approval were sought at an in-person meeting; (iii) the need for considering the proposal at a non-in-person meeting will be explained to the Board; and (iv) the Trustees will have the opportunity to object to considering the proposal at a non-in-person meeting (in which case, the Board will consider the proposal at an in-person meeting unless the objection is rescinded).
Additional Investment Strategies and Risks
The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund's prospectus.
Unless otherwise stated in the prospectus, investment strategies and techniques are generally discretionary. This means a Fund’s Adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Adviser to the Funds or by other mutual funds in which a Fund invests.
Below describes additional information concerning the investment strategies that the Funds may employ, either principal or discretionary, and the risks of those investment strategies.
All Funds Investments
The following additional investment strategy and risk information relates to all Funds.
Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.
The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s investment portfolio. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund's return and may or may not be
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recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.
Cybersecurity. The use of technology is more prevalent in the financial industry, including the Funds’ management and operations, than in other industries. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. A cybersecurity breach may result in:
•
Financial losses to the Funds and shareholders;
•
The inability of the Funds to timely process transactions or conduct trades;
•
Delays or mistakes in materials provided to shareholders;
•
Errors or delays in the calculation of Funds’ net asset values;
•
Violations of privacy and other laws (including those related to identity theft);
•
Regulatory fines, penalties and reputational damage; and
•
Compliance and remediation costs, legal fees and other expenses.
In addition, the noted risks may adversely impact LFI, a Fund’s sub-adviser, if any, the Funds’ principal underwriter, administrator and other service providers to the Funds, as well as financial intermediaries (e.g., insurance company record holders) and parties with which the Funds do business. These risks, in turn, could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, especially as different or unknown risks may emerge in the future. This is particularly the case because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact. There is also the risk that cybersecurity breaches may not be detected.
Environment, Social, and Governance (“ESG”). Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in its prospectus, the Fund’s investment process may integrate ESG factors with traditional fundamental factors. The weight given to any particular ESG factor varies across asset classes, sectors, and strategies and no one factor is determinative. When integrating ESG factors into the investment process, the Fund may rely on third-party data believed to be reliable, but the accuracy of such third-party data is not guaranteed. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable, which may adversely impact the investment process. Moreover, ESG information, regardless of its source, is mostly based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Fund believes that consideration of ESG factors has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the consideration of ESG factors will result in better performance. Investor views on positive or negative ESG characteristics can differ, and the current lack of common standards may result in different approaches to considering ESG factors. Accordingly, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A Fund’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser determines the liquidity of investments purchased by the Funds, subject to the Fund’s liquidity risk management program, as approved by the Board of Trustees.
The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail themselves of Rule 144A under the Securities Act of 1933, which permits the Funds to purchase securities which have been privately placed and resell such securities to qualified institutional buyers. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.
If the value of a Fund’s assets invested in illiquid investments at any time exceeds the limitation on illiquid investments, the Fund will take actions, if any are appropriate, to maintain adequate liquidity.
Investment in Securities of Other Investment Companies. Under the 1940 Act, a Fund (other than a fund of funds) generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one
6

investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and unregistered investment companies.
A Fund operating as a “fund of funds” may rely on certain federal securities laws to permit it to invest in affiliated investment companies without limit, non-affiliated investment companies within the statutory limits described above and in other securities that are not issued by investment companies. The Funds have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit a Fund to acquire shares of affiliated and non-affiliated investment companies beyond the statutory limits described above, subject to certain conditions.
If a Fund invests its assets in shares of underlying funds, the Fund is exposed to the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. A Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying funds.
In 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain SEC exemptive relief permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which permits such investments in excess of statutory limits, subject to certain conditions. The Fund of Funds began relying on Rule 12d1-4 as of January 19, 2021, the compliance date for the Rule.
Lincoln National Corporation (LNC) Securities. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide. The Funds are prohibited from directly purchasing securities issued by LNC or any affiliate thereof, except that a Fund may hold shares of LNC or affiliates thereof if the Fund is an index fund (or invests in an index fund) whose investment strategies seek to track the investment performance of a broad-based index. A Fund may indirectly hold shares of LNC or affiliates thereof if the Fund invests in underlying funds which are not advised by affiliates of LNC.
Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.
Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.
Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact an investment's yield. A Fund may invest in collective investment vehicles, the assets of which consist principally of money market instruments.
Operational Risk. Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund and the adviser (and sub-adviser, if any) seek to reduce these operational risks through controls and procedures. However, these measures do not completely eliminate such risk or address every possible risk and may be inadequate to address significant operational risks.
Pledging Assets. A Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for derivative instruments shall not be subject to the foregoing 15% requirement.
Private companies. The Funds may invest in private companies which can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions,
7

developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent a Fund from selling their company shares for a period of time following the public offering.
Investments in private companies can offer a Fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.
Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. Certain Funds may also invest in purchase and sale contracts. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.
Because a reverse repurchase agreement may constitute borrowing, while a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the adviser deems creditworthy. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.
Short Sales. A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a
8

risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to the risk that the counterparty will not be able to meet its obligations.
When a Fund enters into a short sale against the box, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated Instruments held at the time of the short sale and if certain other conditions are satisfied.
Special Situations. A Fund may invest in certain securities under special situations. A special situation arises when, in the adviser’s opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
A Fund may invest in the securities of companies which have been in continuous operation for less than three years, or have capitalizations of less than $250 million at the time of purchase. Securities of these companies may have limited liquidity which can result in their being priced lower than they may be otherwise. Investments in unseasoned or smaller companies are more speculative and involve greater risk than do investments in companies with established operating records or that are larger.
Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, including but not limited to, holding a substantial portion of the Fund's assets in cash or cash equivalents, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. If a Fund does so, different factors could affect performance and a Fund may not achieve its investment objectives.
Equity Investments
The following additional investment strategy and risk information relates to each Fund that may invest in equity securities.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities generally are interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Equity Securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants. Equity securities may decline due to general market conditions,
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which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities.
Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated and the general risk that domestic and global economies have historically risen and fallen in periodic cycles. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.
Exchange-Traded Funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may invest in ETFs as a principal investment strategy and the Funds may also purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in the market for shares of an ETF could result in it being more volatile. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (NAV), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times. Furthermore, bid/ask spreads and the resulting premium or discount to NAV of the ETF’s shares may widen during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither LFI nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
ETF Authorized Participant Concentration Risk. For an underlying exchange-traded fund, only an “authorized participant” may engage in creation or redemption transactions directly with the ETF. The ETF may have a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the ETF and no other authorized participant is able to step forward to create or redeem “creation units,” the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a Fund which expire without being exercised will result in a loss to the Fund.
Fixed Income Investments
The following additional investment strategy and risk information relates to each Fund that may invest in fixed-income securities.
Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors, including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing any credit enhancement. If the required payments of principal and interest are not made to the trust with respect to the underlying loans after the credit enhancement is exhausted, certificate holders may experience losses or delays in payment.
For many asset-backed securities, the cash flows from the pool are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the pool and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from an asset-backed security typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, asset-backed security tranches can experience substantial losses.
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In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.
A Fund may invest in each of collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (SPE) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create synthetic exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced fire sale liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed-income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers. The rate of interest on a fixed-income security may be fixed, floating or variable. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The income earned by a Fund on investments in floating and variable rate securities will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus, a Fund’s income on such investments will be more unpredictable than the income earned on such investments with a fixed rate of interest.
Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.
As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the values of debt securities typically increase. In periods of rising interest rates, the values of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of a Fund’s shares to fluctuate in value.
A Fund’s share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments)
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may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services LLC (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.
Delayed Delivery and When-Issued Securities and Forward Commitments. Some Funds may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.
Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs are typically notes representing senior, unsecured, unsubordinated debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (reference instrument) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how a Fund characterizes and treat ETNs for tax purposes.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Floating Rate Debt Investments (LIBOR). The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the UK Financial Conduct Authority (“FCA”) publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On December 16, 2022, the Fed adopted a final rule that identifies the Secured Overnight Financing Rate (“SOFR”) as the replacement for USD LIBOR. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the
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value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund. Additionally, alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
High Yield Fixed-Income Securities (“Junk” Bonds). Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed-income securities (commonly referred to as high yield bonds or “junk” bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.
High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.
The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws also may have a negative impact on the market for high yield bonds.
The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be “fair valued” in accordance with a Fund's procedures. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. The rate of interest on a loan may be fixed, floating or variable. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower’s failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans directly or through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
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Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate (CMBS) or residential properties (RMBS). Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.
Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. CMOs and REMICs issued by private entities — so-called “non-agency mortgage-backed securities”—are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi- class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.
Fannie Maes and Freddie Macs are pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. However, in 2008, due to concerns related to the mortgage crisis, the Federal Housing Finance Agency placed these agencies into conservatorship and the U.S. government provided them with financial support.
The Federal Housing Finance Agency and the White House have made public statements regarding plans to consider ending the conservatorship of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on their creditworthiness and guarantees of certain mortgage-backed securities. Should Fannie Mae's and Freddie Mac's conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund. In addition, under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain. There is no assurance that the U.S. government or its agencies will provide Freddie Mac or Fannie Mae with financial support in the future.
The value of mortgage-related securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal
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to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.
Municipal Bonds. A Fund may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (Municipal Bonds). A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (State Municipal Bonds). A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (Non-Municipal Tax-Exempt Securities). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Other types of Municipal Bonds include, but are not limited to, moral obligation bonds, municipal notes, municipal lease obligations, tender option bonds, variable rate demand obligations, municipal interest rate swap transactions, insured municipal bonds and Build America bonds.
The issuer of Municipal Bonds pays a fixed, floating or variable rate of interest, and must repay the principal at maturity. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivatives.
The value of the Municipal Bonds may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers. There will be a limited market for certain Municipal Bonds and a Fund could face illiquidity risks.
Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The two principal classifications of Municipal Bonds are general obligation and revenue or special obligation bonds, which latter category includes private activity bonds (or industrial development bonds under pre-1986 law).
Real Estate Investment Trusts (“REITs”). Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain an exemption from the 1940 Act. For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITS may be entitled to the deduction.
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Real Estate Securities. A Fund investing significantly in the global real estate industry may carry a much greater risk of adverse developments in the real estate industry than a fund that invests less significantly in that industry. Real estate values rise and fall in response to a variety of factors, including: local, regional, and national and global economic conditions; interest rates; tax and insurance considerations; changes in zoning and other property-related laws; environmental regulations or hazards; overbuilding; increases in property taxes and operating expenses; or value decline in a neighborhood. When economic growth is slow, demand for property decreases and prices may decline.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
U.S. Government Securities. A Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). The guarantee by the U.S. Government may be affected by ongoing debt negotiations and related uncertainty or debt default.
Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.
U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.
A Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.
A Fund may invest in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.
In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.
Foreign Investments
The following additional investment strategy and risk information relates to each Fund that may invest in foreign securities.
Foreign Currency Transactions. A Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A Fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
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A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). A Fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward contract with respect to a currency where the Fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge). Certain Funds may also invest in currency forwards to gain exposure to a particular currency or to enhance returns.
A Fund may enter into forward contracts to shift its investment exposure from one currency to another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.
Successful use of currency management strategies will depend on the adviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the adviser anticipates. For example, if a currency’s value rose at a time when the adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.
Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments and therefore may reduce the value of foreign investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may be difficult to enforce legal rights in foreign countries.
Investing abroad involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, tariffs, trade embargoes or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability or collapse, military action or unrest, terrorism, regional conflicts, war or adverse diplomatic developments, which could negatively impact investments in those countries. The foreign countries in which a Fund invests may become subject to economic and trade sanctions or embargoes imposed by the U.S. or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.
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Investing in emerging markets involves additional risks. An “emerging market company” generally is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase. The countries included in this definition will change over time. Foreign investment considerations generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. In many emerging markets, including China, there also is substantially greater risk that company disclosures will be incomplete or misleading and, in the event of investor harm, substantially less access to recourse, in comparison to U.S. domestic companies. Furthermore, with respect to business operations in China, there are significant risks due to the inability of the Public Company Accounting Board to access the audit work papers of Chinese audit firms. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain.
In addition to investing directly in equity securities, the Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.
On January 31, 2020, the United Kingdom officially withdrew from the EU (commonly known as “Brexit”). Negotiators representing the United Kingdom and EU came to a preliminary trade agreement that took effect on January 1, 2021, but many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of a Funds’ investments and/or on a Funds’ ability to enter into certain transactions or value certain investments. These developments also may make it more difficult for a Fund to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.
Investing through Stock Connect (China and Hong Kong). Certain Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”) through the Shanghai – Hong Kong Stock Connect program and the Shenzhen - Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain equities via brokers in Hong Kong. Although Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide daily quota limitations, which may prevent a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. Once such daily quota on SSE or SZSE is used up, acceptance of the corresponding buy orders on SSE or SZSE (as applicable) will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the People’s Republic of China (“PRC”) or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. The applicable rules as well as trading, settlement and information technology (“IT”) systems required to operate Stock Connect are continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulations by both Hong Kong and the PRC. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities under Stock Connect, operational arrangements or other limitations. Stock Connect transactions are
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not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although for defaults by Hong Kong brokers occurring on or after January 1, 2020, the Hong Kong Investor Compensation Fund will cover losses incurred by investors with a cap at HK $500,000 per investor with respect to securities traded on a stock market operated by the SSE and/or SZSE and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of the Stock Connect. In the PRC, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. To the extent HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, a Fund has no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In this event, a Fund may not fully recover its losses and the process could be delayed. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Stock Connect securities in the PRC or elsewhere. Therefore, even though a Fund’s ownership may be ultimately recognized, the Fund may suffer difficulties or delays in enforcing their rights in A-shares. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, a Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, relevant market practice with respect to special segregated accounts is continuing to evolve.
Investing through Bond Connect (China and Hong Kong). Certain Funds may invest in the China Interbank Bond Market (the “CIBM”) through China’s Bond Connect Program (“Bond Connect”) subject to any applicable regulatory limits. Bond Connect is a bond trading and settlement linked program developed by the People’s Bank of China (“PBOC”), Hong Kong Monetary Authority (“HKMA”), China Foreign Exchange Trade System and National Interbank Funding Centre (“CFETS”), China Central Depository and Clearing Co., Ltd. (“CCDC”), Shanghai Clearing House (“SCH”), Hong Kong Exchanges and Clearing Limited and Central Moneymarkets Unit (“CMU”), with the aim of achieving mutual bond market access between China and Hong Kong. For the time being, this program allows eligible Hong Kong and overseas investors to invest in the bonds traded in the CIBM through the northbound trading of Bond Connect (the “Northbound Trade Link”) only.
Eligible Hong Kong and overseas investors may use their own sources of Renminbi in the Chinese offshore market (“CNH”) or convert foreign currencies into the Renminbi to invest in CIBM bonds under Bond Connect. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and Renminbi in respect of such investments. Currently, there is no investment quota for the Northbound Trade Link.
By seeking to invest in the CIBM via Bond Connect, a Fund is subject to the following additional risks:
General Risk. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. Bond Connect requires use of new information technology systems which may be subject to operational risk due to Bond Connect’s cross-border nature. If the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted.
Market Risk. A Fund investing in the CIBM is subject to liquidity, valuation and volatility risks. Market volatility and potential lack of liquidity due to possible low trading volume of certain bonds in the CIBM may result in prices of certain bonds traded in the CIBM fluctuating significantly. The bid and offer spreads of the prices of such bonds may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments. In addition, Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
To the extent that a Fund transacts in the CIBM, the Fund may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by failure to deliver relevant securities or to make payment.
Third Party Agent Risk. Under the Northbound Trading Link, CFETS or other institutions recognized by PBOC (as the registration agents) shall apply for registration with PBOC for the eligible Hong Kong and overseas investors. In addition, CMU (as the offshore custody agent recognized by the HKMA) shall open a nominee account with CCDC/SCH (as the onshore custody agent) as nominee holder of the CIBM bonds purchased by Hong Kong and overseas investors through Bond Connect.
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As the relevant filings, registration with PBOC, and account opening have to be carried out by an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), a Fund is subject to the risks of default or errors on the part of such third parties.
Operational Risk. Bond Connect provides a new channel for investors from Hong Kong and overseas to access the CIBM directly. It is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant authorities.
The “connectivity” in Bond Connect requires routing of orders across the border. This requires the development of new information technology systems. There is no assurance that the systems of market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted. A Fund’s ability to access the CIBM (and hence to pursue its investment strategy) may be adversely affected.
Regulatory Risk. The PBOC Bond Connect rules are departmental regulations having legal effect in China. However, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such rules.
Bond Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the relevant authorities in China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Bond Connect.
The regulations are currently untested and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Bond Connect will not be abolished. A Fund which may invest in the CIBM through Bond Connect may be adversely affected as a result of such changes.
Legal/Beneficial Ownership Risk. Where CIBM bonds are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of CMU and CCDC/SCH. CIBM bonds will be held by CMU as a nominee holder of the bonds purchased by foreign investors through Bond Connect. The PBOC has made it clear that the ultimate investors are the beneficial owners of the relevant bonds and shall exercise their rights against the bond issuer through CMU as the nominee holder. While the distinct concepts of nominee holder and beneficial owner are referred to under PBOC rules or regulations, as well as other laws and regulations in China, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such concepts. Therefore, although a Fund's ownership may be ultimately recognized, it may suffer difficulties or delays in enforcing its rights over CIMB bonds.
Tax within China. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in CIBM bonds through Bond Connect could result in unexpected tax liabilities for a Fund. A Fund’s investments in CIBM bonds may cause the Fund to become subject to withholding and other taxes imposed by China.
If a Fund were considered to be a tax resident enterprise of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax on the profits attributable to the permanent establishment. The Adviser intends to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of a Fund.
Unless reduced or exempted by the applicable tax treaties, China generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China.
The Ministry of Finance of China and the State Administration of Taxation of China issued Caishui No. 108 on November 7, 2018 (“Notice 108”), which states that foreign investors will be temporarily exempt from the withholding income tax on their gains derived from CIBM bond interest.
The Adviser or a Fund may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of CIBM bonds and coupon interest income (if any). Notice 108 specifies that foreign investors will also be temporarily exempt from the value added tax exemption on their gains derived from CIBM bond interest. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Adviser or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.
The temporary exemption of withholding tax and value added tax will continue during the period from November 7, 2021 through December 31, 2025. If, in the future, China begins to apply tax rules regarding the taxation of bond interest income derived by foreign investment in CIBM, and/or begins to collect withholding tax and other taxes on such investment, the Adviser or a Fund could be subject to such withholding tax and value added tax
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Derivatives Investments
The following additional investment strategy and risk information relates to each Fund that may invest in derivatives.
Derivatives. SEC Rule 18f-4 regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds’ securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and the other relevant transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Investment Adviser cannot predict the effects of these requirements on the Funds. The Investment Adviser intends to monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Equity Linked Securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. A Fund may invest up to 10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid. In some instances, investments in equity linked securities may be subject to the Fund's limitation on investments in investment companies.
Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.
Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed and vice versa. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities, equity securities, fixed-income securities or commodities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a Futures Commission Merchant (FCM) when the contract is entered into and to maintain the required variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which can distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities
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market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of cash price trends by the adviser still may not result in a successful use of futures.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity compared to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price fluctuates by more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.
Although a Fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund is required to post cash or other assets as margin that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
Successful use of futures contracts as a hedge is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.
Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each Fund has filed a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) and, therefore, is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act (CEA). Funds operating as “funds of funds” have also claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. These exemptions impose limitations on the amount of commodity interests that may be held directly or indirectly by a Fund.To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. With respect to Funds operating as “funds of funds,” when the temporary exemption expires (which will occur when specific regulatory guidance is issued by the CFTC), each Fund will evaluate whether it continues to be eligible to claim an exclusion from CFTC regulation or if, considering any factors relevant based on the nature of the regulatory guidance when it is issued, it should register and operate under CFTC regulation. Consequently, these Funds may incur additional expenses relating to CFTC compliance.
Indexed Securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-indexed bonds are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in
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interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying investments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Common issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Unlike transactions entered into by a Fund in futures contracts and options on futures contracts, certain options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the CBOE Options Exchanges, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corp. (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.
Options on Futures Contracts. A Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures
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contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.
As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
The successful use of a Fund’s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although a Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
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If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the OCC, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a Fund were to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.
Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. Stock index futures may be used to hedge the equity portion of a Fund’s securities portfolio with regard to market risk (involving the market’s assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.
Structured Products. A Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and
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rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.
Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments (commodity-linked notes). Commodity-linked notes may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The purchase of commodity-linked notes will expose a Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, relatively less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be structured by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Issuers of structured notes include corporations and banks. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, relatively less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.
An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. Another type of swap is an inflation swap in which one party transfers inflation risk to another party through an exchange of cash flows. One of the parties pays a fixed rate tied to a notional principal amount, while the other party pays a floating rate tied to an inflation index.
A cap is a contract for which the buyer pays a fee, or premium, to obtain protections against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.
Swap transactions, caps and floors are typically net basis contracts (i.e., the two payment streams are netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each transaction will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess may be required to be posted as collateral with the counterparty as security for such obligations.
A Fund may enter into a credit default swap (CDS) contract, which is an instrument by which one party transfers to another party the financial risk of a certain credit event as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection given by the seller of the CDS contract, the purchaser of the protection agrees to pay the seller of the protection a periodic premium. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuers of its holdings or to decreases in certain markets. The Fund might also sell protection and use CDS contracts to increase or vary exposure to certain securities or markets. As the seller of protection, in the event a credit event occurs, the seller of protection has the obligation to make the purchaser whole or pay an agreed upon amount in return for the transfer to the seller of protection of the reference securities.
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CDS contracts do not involve netting, but require the payment of a premium by the purchaser of protection and if a credit event occurs, the delivery to the seller of protection of the reference securities, securities equal in value to the reference securities or the negotiated monetary value of the obligation. If a credit event occurs, the seller of protection has the obligation to make the purchaser of protection whole or pay an agreed upon amount. The Fund will post cash or other liquid assets as collateral to cover its obligations under the swap transaction.
A Fund may enter into currency swaps. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Fund’s use of these transactions will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
A significant risk in swap transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the ability of the counterparty to meet its contractual obligations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the EU, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”). Currently, some transactions are required to be centrally cleared. Swap transactions that are not centrally cleared may be relatively less liquid than exchange-traded instruments and are subject to margin requirements that will be implemented on a phased-in basis. Central clearing is expected to decrease counterparty risk by interposing the central clearinghouse as the counterparty to each of the parties to the original bi-lateral swap contract.
The Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
SEC Names Rule Requirement
LVIP JPMorgan Core Bond Fund. The Fund’s policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP JPMorgan Mid Cap Value Fund. The Fund’s policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies, including common stock and debt securities and preferred stocks both of which are convertible to common stock, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP JPMorgan Small Cap Core Fund. The Fund’s policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, equity securities of small-cap companies, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP JPMorgan U.S. Equity Fund. The Fund’s policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies is a non-fundamental policy changeable only upon 60 days’
prior notice to shareholders.
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Portfolio Transactions and Brokerage
The Funds' Adviser or sub-advisers (as applicable) (collectively referred to as the Adviser) are responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser currently provides investment advice to a number of other clients. The Adviser will allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations, among the major factors the Adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser, as the case may be).
On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including a Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.
In connection with effecting portfolio transactions, consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The Adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.
The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time and will receive reports regarding brokerage practices. The nature of the research services provided to the Adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the Adviser regards as a useful supplement of its own internal research capabilities.
The Adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the Adviser; in addition, the Adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.
Prior to May 1, 2023, each of the Predecessor Funds (except the JPMorgan Insurance Trust Core Bond Portfolio) participated in certain soft dollar arrangements whereby a broker-dealer provided market data services and third-party research in addition to proprietary research. In order to obtain such research, the adviser to the Predecessor Funds utilized a Client Commission Arrangement (“CCA”). CCAs are agreements between an investment adviser and executing broker whereby the investment adviser and the broker agree to allocate a portion of commissions to a pool of credits maintained by the broker that are used to pay for eligible brokerage and research services. The Predecessor Funds’ adviser only entered and utilized CCAs to the extent permitted by Section 28(e) of the Securities Exchange Act. As required by interpretive guidance issued by the SEC, any CCAs entered into by an adviser with respect to commissions generated by the Predecessor Funds provided that: (1) the broker-dealer pay the research preparer directly; and (2) the broker-dealer take steps to assure itself that the client commissions that the adviser directs it to use to pay for such services are only for eligible research under Section 28(e).
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During the last three fiscal years ended December 31, the Funds (or the Predecessor Funds) incurred the following brokerage commissions:
Brokerage and Research Services
	2022	2021	2020
JPMorgan Insurance Trust Core Bond Portfolio	$—	$—	$—
JPMorgan Insurance Trust Mid Cap Value Portfolio	$59,499	$103,744	$90,450
JPMorgan Insurance Trust Small Cap Core Portfolio	$163,983	$174,757	$287,982
JPMorgan Insurance Trust U.S. Equity Portfolio	$22,981	$21,161	$30,682
During the fiscal year ended December 31, 2022, the Adviser or sub-adviser, as appropriate for each of the following Funds (or their respective Predecessor Funds), allocated the following amount of transactions to broker-dealers that provided them with certain research, statistics and other information.
Total Research Commissions
JPMorgan Insurance Trust Core Bond Portfolio	$—
JPMorgan Insurance Trust Mid Cap Value Portfolio	$59,151
JPMorgan Insurance Trust Small Cap Core Portfolio	$161,722
JPMorgan Insurance Trust U.S. Equity Portfolio	$4,528
Purchases of Securities of “Regular” Brokers or Dealers
As of the fiscal year ended December 31, 2022, the Funds (or their respective Predecessor Funds) listed below held investments in securities of their regular broker dealers:
Fund Name	Name of Broker/Dealer	Value of Securities Owned (000’s)
JPMorgan Insurance Trust Core Bond Portfolio	Bank of America Corp.	$2,523
	Barclays plc	$702
	Citigroup, Inc.	$1,966
	Credit Suisse Group AG	$735
	Goldman Sachs Group, Inc. (The)	$2,412
	HSBC Holdings plc	$1,482
	MetLife, Inc.	$24
	Morgan Stanley	$1,578
	Nomura Holdings, Inc.	$360
	Principal Financial Group, Inc.	$28
	Wells Fargo & Co.	$224
JPMorgan Insurance Trust Small Cap Core Portfolio	Cowen, Inc. Class A	$82
	Piper Sandler Cos.	$78
JPMorgan Insurance Trust U.S. Equity Portfolio	Ameriprise Financial, Inc.	$1,135
	Morgan Stanley	$2,302
No Commissions to Finance Distribution
The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund's portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund's brokerage commissions are not used to finance the distribution of Fund shares.
Commission Recapture Program
The Funds have entered into commission recapture programs with both Russell and ConvergEx, pursuant to which the commission rebates will be included in realized gain (loss) on securities in the appropriate financial statements. If the adviser or sub-adviser does not believe it can obtain best execution from such broker-dealer, there is no obligation to execute portfolio transactions through such broker-dealers. The Board of Trustees, with the assistance of Russell, ConvergEx and the adviser and sub-adviser, if any, intends to
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continue to review whether recapture opportunities are available and, if so, to determine in the exercise of its business judgment whether it would be advisable for a Fund to participate, or continue to participate, in the commission recapture programs.
Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund’s portfolio securities. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While the Funds are not managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.
The table below sets forth the Funds’ (or their respective Predecessor Funds’) turnover rate (excluding short sales) for the two most recently completed fiscal years:
	2022	2021
JPMorgan Insurance Trust Core Bond Portfolio	60%	93%
JPMorgan Insurance Trust Mid Cap Value Portfolio	22%	22%
JPMorgan Insurance Trust Small Cap Core Portfolio	69%	67%
JPMorgan Insurance Trust U.S. Equity Portfolio	48%	48%
Trustees and Officers
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust's officers are responsible for the Funds' day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 113 series of the Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Financial Investments Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	113	Lincoln Financial Investments Corporation; CITRS, Inc.
*
Mr. Bronchetti is an interested person of the Trust because he is a Director and an Officer of Lincoln Financial Investments Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.
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Independent Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	113	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	113
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy School
NY/NJ/CT Alumni Network
(President); Board of
Directors of the University
of North Carolina, School of
Law Alumni Association

Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	113	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	113	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of Pricewaterhouse Coopers LLP (accounting firm)	113	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	113	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	113	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women, Buckingham Financial	113	Board Member at The National Endowment for Financial Education since 2017
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	113	Thornbury Income Builder Opportunities Trust since 2020
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	113	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016
Director and President, Lincoln Financial
Investments Corporation; Chief Investment
Officer of The Lincoln National Life
Insurance Company; Formerly: Director,
Senior Vice President and Head of Funds
Management.

William P. Flory, Jr. 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1961	Vice President, Treasurer, and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate Account
Operations and Mutual Fund Administration,
The Lincoln National Life Insurance
Company; Formerly: Second Vice President,
Director of Separate Account Operations,
The Lincoln National Life Insurance
Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019
Vice President and Assistant Secretary,
Lincoln Financial Investments Corporation;
Vice President, The Lincoln National Life
Insurance Company; Vice President, Lincoln
Life & Annuity Company of New York; Vice
President, Lincoln National Corporation.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Mangement, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel – Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer and
Assistant General Counsel, Lincoln National
Corporation; Vice President, Secretary, and
Chief Legal Officer, Lincoln Financial
Investments Corporation.

Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial Investments
Corporation; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Senior Vice President, Lincoln
Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies, Lincoln Financial
Investments Corporation; Senior Vice
President, Lincoln Life & Annuity Company
of New York; Senior Vice President, Lincoln
National Corporation; Senior Vice President,
The Lincoln National Life Insurance
Company; Formerly, Head of Product
Management, Nationwide Investment
Management Group

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Trustee Qualifications
The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust’s Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange Commission (SEC), and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.
Jayson R. Bronchetti. Mr. Bronchetti has served as Director and President of Lincoln Financial Investments Corporation since August 2016. Mr. Bronchetti also serves as an officer of The Lincoln National Life Insurance Company. Mr. Bronchetti joined Lincoln Financial Group in 2013. Mr. Bronchetti previously served as Executive Director of Debt Capital Markets for J.P. Morgan. He has also held positions in private equity, fixed income asset management, credit research, and trading with Macquarie Investments and Bank of America. He is a founding Chapter Executive of the Chartered Alternative Investment Analyst (“CAIA”) Society of Philadelphia and has served as a board member on several private equity owned companies and charitable foundations. Mr. Bronchetti received a bachelor’s degree in finance, with a minor in economics, from Miami University in Oxford, Ohio. He is also a graduate of the Executive Development Program at the Wharton School of the University of Pennsylvania. Mr. Bronchetti is a member of the CFA Society of Philadelphia, and holds Series 7, Series 79, and Series 63 securities licenses.
Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a director of Fit and Fresh (a manufacturer of consumer housewares products), Lumisource + Grandview Gallery (designer and distributor of residential furniture and lighting products), and Giftcraft (a provider of consumer gift products). He has previously served as a director of multiple other companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.
Ken C. Joseph. Mr. Joseph has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. He is currently a Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas for Kroll LLC (formerly Duff & Phelps, LLC). Mr. Joseph previously served for over 20 years at the U.S. Securities & Exchange Commission, including as Associate Director/Senior Officer in the Division of Examinations (formerly known as the Office of Compliance Inspections and Examinations), and as an Assistant Director in the Division of Enforcement. He previously served as an Associate Dean of St. John’s University, NY. Currently, he serves on the Board of Directors of the Harvard Kennedy School NY/NJ/CT Alumni Network (President), University
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Settlement, and the University of North Carolina, School of Law Alumni Association. Mr. Joseph provides the board with compliance, securities law and business experience.
Barbara L. Lamb. Ms. Lamb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. She retired from WH Trading LLC in 2022. Ms. Lamb served as a Managing Director of Finance and Administration for WH Trading LLC from 2015-2022. She previously served as a Managing Director of Cheiron Trading LLC from 2012-2015 and a Financial Officer for Valorem Law Group, LLC from 2008-2009. Previously, she served as Chief Development Officer for Market Liquidity, LLC from 1999-2001. Ms. Lamb served as Chief Credit Officer, Senior Vice President, and Director for The Chicago Corporation from 1986-1998 and in several finance and development positions from 1980-1986. Ms. Lamb holds the Chartered Financial Analyst Designation and is a member of the CFA Institute of Chicago. Through her experience, Ms. Lamb provides the board with risk management and investing insight.
Gary D. Lemon, Ph.D. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust from 2004 to 2006 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a Professor of Economics and Management at DePauw University and is the current Chair of the Economics and Management department. Dr. Lemon was formerly the James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship at DePauw University. He is a former member of the Greencastle City Council and the Greencastle Redevelopment Commission. He is an author of a book on investing. He has also served on several other committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight.
Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008, where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.
Charles I. Plosser. Mr. Plosser has served as a Trustee of Lincoln Variable Insurance Products Trust since 2018. Mr. Plosser formerly served as a Public Governor for FINRA, the Financial Industry Regulatory Authority, where he serves on the Investment Committee and the Finance, Operations and Technology Committee. Mr. Plosser served as the Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc. from August 2006 to March 2015 and as Chairman of the Investment Committee of the Federal Reserve System Retirement Systems. Mr. Plosser was the John M. Olin Distinguished Professor of Economics and Public Policy and Director of the Bradley Policy Research Center at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he also served as Dean from 1993 to 2003. Mr. Plosser was also a professor of economics in the Department of Economics at the University of Rochester, a senior research associate at the Rochester Center for Economic Research in the University’s College of Arts and Science and a research associate at the National Bureau of Economic Research in Cambridge, Massachusetts. He has also been a visiting scholar at the Bank of England and Federal Reserve Bank of Minneapolis. He has served as a consultant to numerous corporations, including Chase Manhattan Bank, Eastman Kodak Company and The Wyatt Company, on topics ranging from strategic planning and forecasting to portfolio and pension fund management, capital budgeting and financial analysis. Through his experience, Mr. Plosser provides federal banking experience and economic knowledge.
Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time, she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.
Manisha A. Thakor. Ms. Thakor has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. Ms. Thakor currently serves at MoneyZen LLC, which she founded in 2009. From 2018-2020, Ms. Thakor served as Vice President at Brighton Jones. From 2015-2017, Ms. Thakor served as Director of Wealth Strategies for Women at Buckingham Financial. She is a Board member of The National Endowment for Financial Education. Ms. Thakor is also a Chartered Financial Analyst (CFA) charterholder and Certified Financial Planner (CFP®). Ms. Thakor provides the Board with investment management experience and financial services industry insight.
Brian W. Wixted. Mr. Wixted has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. Mr. Wixted formerly served as a consultant for CKC Consulting and since 2019, as an Advisory Partner with AI Capital. Mr. Wixted served as the Senior Vice President of Finance and Fund Treasurer of the Oppenheimer Funds from 1999-2016. He served as the Principal and Chief Operating Officer of Bankers Trust Company’s Mutual Funds Group from 1995-1999 and the Vice President and Chief Financial Officer for CS First Boston Investment Management Corp from 1991-1995. Mr. Wixted served as Vice President and Accounting Manager with Merrill Lynch Asset Management from 1987-1991. From 1981-1987, he held several accounting positions with brokerage and accounting firms. Mr. Wixted holds a Certified Public Accountant designation and is a member of the American Institute of Certified
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Public Accountants and the New York State Society of Certified Public Accountants. Through his experience, Mr. Wixted provides mutual fund, investment management and financial services industry insight.
Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery at BNY Mellon Asset Servicing from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Prior to that, Ms. Wolcott served as Executive Vice President of the predecessor firm, PFPC Worldwide Inc., from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial services industry insight.
Board Oversight
The primary responsibility of the Board of Trustees is to represent the interests of the Trust’s shareholders and to provide oversight of the management of the Funds. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently composed of eleven trustees, ten of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Trustee). The Interested Trustee serves as the Chairperson of the Board.
The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.
Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Fund’s expenses, oversee compliance with regulatory requirements, and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.
As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Fund’s investment performance with the Adviser at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act and a quarterly report regarding the operation of the Trust’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.
The Board considered the number of Funds in the Trust, the total assets of the Trust and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of the Trust.
Board Committees
Audit Committee. The Board of Trustees has established an Audit Committee. The Audit Committee oversees the Funds’ financial reporting process on behalf of the Board of Trustees and reports its activities to the Board. The Audit Committee assists and acts as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust’s systems of controls, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Ken C. Joseph, Barbara L. Lamb, Thomas A. Leonard, and Brian W. Wixted (Chair). The Audit Committee met four times during the last fiscal year.
Investment Committee. The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Steve A. Cobb (Chair), Gary D. Lemon, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor and Nancy B. Wolcott. The Investment Committee met four times during the last fiscal year.
Nominating and Governance Committee. The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board of Trustees. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. The members of the Nominating and Governance Committee are Independent Trustees: Steve A. Cobb, Ken C. Joseph, Barbara L. Lamb, Gary D. Lemon, Thomas A. Leonard, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor, Brian W. Wixted, and Nancy B. Wolcott (Chair). The Nominating and Governance Committee
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met four times during the last fiscal year. The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801.
Ownership of Securities
As of December 31, 2022, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2022, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:
Interested Trustee
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jayson R. Bronchetti	None	None
Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Steve A. Cobb	None	None
Ken C. Joseph	None	None
Barbara L. Lamb	None	None
Gary D. Lemon	None	None
Thomas A. Leonard	None	None
Charles I. Plosser	None	None
Pamela L. Salaway	None	None
Manisha A. Thakor	None	None
Brian W. Wixted	None	None
Nancy B. Wolcott	None	None
Brian Wixted served as officer for OppenheimerFunds, Inc. (“Oppenheimer”) from 1999 until his retirement in 2016. He has a deferred compensation plan previously sponsored by Oppenheimer where he receives an annual payout for a fixed number of years based on the performance of phantom share investments in Oppenheimer funds. In 2019, Invesco acquired Oppenheimer and assumed financial responsibility for payments under the former Oppenheimer deferred compensation plan. Invesco began serving as a sub-adviser to certain LVIP Funds on February 8, 2019. Payments under the plan to Mr. Wixted have exceeded $120,000 during the past two calendar years. The payment amounts are determined by previously established factors (i.e., performance of the relevant funds), and the payment amounts are not impacted by the profits of Oppenheimer or Invesco.
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Compensation
The following table sets forth the compensation paid to the Trust’s Independent Trustees and by the Fund Complex for the fiscal year ended December 31, 2022:
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex
Steve A. Cobb, Trustee	$341,500	$341,500
Ken C. Joseph, Trustee*	$317,500	$317,500
Barbara L. Lamb, Trustee	$317,500	$317,500
Gary D. Lemon, Trustee	$317,500	$317,500
Thomas A. Leonard, Trustee	$385,500	$385,500
Charles I. Plosser, Trustee	$317,500	$317,500
Pamela L. Salaway, Trustee	$317,500	$317,500
Manisha A. Thakor, Trustee*	$317,500	$317,500
Brian W. Wixted, Trustee	$341,500	$341,500
Nancy B. Wolcott, Trustee	$327,500	$327,500
*
Effective January 1, 2022, Mr. Joseph and Ms. Thakor were appointed as Independent Trustees of the Trust.
Investment Adviser and Sub-Advisers
Investment Adviser. Lincoln Financial Investments Corporation (“LFI” or the “Adviser”) is the investment adviser to the Funds. LFI is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”). LFI's address is 150 N. Radnor-Chester Road, Radnor, Pennsylvania 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
Pursuant to the Investment Management Agreement, LFI manages each Fund's portfolio investments and reports to the Board of Trustees. Each Fund pays LFI a monthly fee equal to a percentage of the average daily net assets of that Fund. The aggregate annual rates of the fees payable by each Fund to LFI may vary according to the level of assets of that Fund.
Because the Funds are new, they have not yet paid fees to LFI.
Advisory Fees Paid by Each Fund
For the last three fiscal years ended December 31, the Funds (or their respective Predecessor Funds) paid the net amounts, as reflected in the table below, for investment advisory services (amounts waived are in parentheses) (amounts in thousands):
	2022	2021	2020
LVIP JPMorgan Core Bond Fund	$1,778	$1,971	$1,694
LVIP JPMorgan Mid Cap Value Fund	$3,042	$3,285	$2,635
LVIP JPMorgan Small Cap Core Fund	$1,163	$1,449	$1,081
LVIP JPMorgan U.S. Equity Fund	$723	$820	$649
Expense Reimbursements
For the last three fiscal years ended December 31, the Funds were reimbursed, as reflected in the table below, under the applicable expense reimbursement agreement:
	2022	2021	2020
JPMorgan Insurance Trust Core Bond Portfolio	$2,000	—	—
JPMorgan Insurance Trust Mid Cap Value Portfolio	$2,000	—	—
JPMorgan Insurance Trust Small Cap Core Portfolio	$1,000	—	—
JPMorgan Insurance Trust U.S. Equity Portfolio	$2,000	—	—
With respect to the LVIP JPMorgan Core Bond Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.54% of the average daily net assets for the Standard Class of the Fund and 0.79% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual
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Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP JPMorgan Mid Cap Value Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.76% of the average daily net assets for the Standard Class of the Fund and 1.01% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP JPMorgan Small Cap Core Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.82% of the average daily net assets for the Standard Class of the Fund and 1.07% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP JPMorgan U.S. Equity Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.75% of the average daily net assets for the Standard Class of the Fund and 1.00% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.
Sub-Advisers. As adviser, LFI is primarily responsible for investment decisions affecting each of the Funds under its management. For some Funds, LFI has delegated day-to-day portfolio management responsibility to investment management firms that serve as sub-advisers. Each sub-adviser makes investment decisions for its respective Fund in accordance with that Fund’s investment objectives and places orders on behalf of that Fund to effect those decisions. With respect to the Funds that are sub-advised, LFI provides ongoing oversight, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews.
Fund	Sub-Adviser
LVIP JPMorgan Core Bond Fund	J.P. Morgan Investment Management, Inc. 383 Madison Avenue New York, NY 10179
LVIP JPMorgan Mid Cap Value Fund
LVIP JPMorgan Small Cap Core Fund
LVIP JPMorgan U.S. Equity Fund
LFI, not the Funds, pays each sub-adviser a monthly fee equal to a percentage of the average daily net assets of the portion of the Fund for which the sub-adviser provides investment sub-advisory services. The aggregate annual rates of the fees that LFI pays to a sub-adviser may vary according to the level of assets the sub-adviser manages.
Since the Funds are new, LFI paid no fees to the sub-adviser during the fiscal year ended December 31, 2022.
Sub-Advisory Fees Paid by Each Fund
Since the Funds are new, there were no fees paid for investment sub-advisory services with respect to the management of each Fund. LFI, not the Fund, pays all sub-advisory fees owed.
J.P. Morgan Investment Management Inc. (“JPMIM”) is a wholly owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179.
Service marks. The Funds’ service marks and the name “Lincoln” are used by the Funds with the permission of LNC, and their continued use is subject to LNC’s right to withdraw this permission in the event LFI ceases to be the Funds’ investment adviser. In the prospectus and sales literature, the name JPMIM will be used with the Funds.
Fund Expenses. Expenses specifically assumed by each Fund under its Investment Management Agreement include, among others, compensation and expenses of the Trustees who are not interested persons; custodian fees; independent auditor fees; brokerage
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commissions; legal and accounting fees; registration and other fees in connection with maintaining required Fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.
Proxy Voting Policies and Procedures. The Board of Trustees has delegated to LFI or each Fund’s sub-adviser (as applicable) responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the adviser's or sub-adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC's website at http://
www.sec.gov.
Portfolio Managers
The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of December 31, 2022.
Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
J.P. Morgan Investment Management Inc.
Richard Figuly
Registered Investment Companies	28	$69,467	0	$0
Other Pooled Investment Vehicles	15	$18,824	0	$0
Other Accounts	18	$4,448	1	$1,000
Justin Rucker
Registered Investment Companies	13	$46,091	0	$0
Other Pooled Investment Vehicles	13	$14,753	0	$0
Other Accounts	26	$6,843	1	$1,000
Jonathan K. L. Simon
Registered Investment Companies	19	$30,279	0	$0
Other Pooled Investment Vehicles	6	$9,076	0	$0
Other Accounts	41	$2,397	2	$81
Lawrence E. Playford
Registered Investment Companies	18	$22,083	0	$0
Other Pooled Investment Vehicles	1	$128	0	$0
Other Accounts	33	$1,684	2	$81
Phillip D. Hart
Registered Investment Companies	14	$5,276	0	$0
Other Pooled Investment Vehicles	2	$790	0	$0
Other Accounts	3	$783	0	$0
Jonathan Tse
Registered Investment Companies	14	$5,748	0	$0
Other Pooled Investment Vehicles	1	$154	0	$0
Other Accounts	3	$783	0	$0
Wonseok Choi
Registered Investment Companies	16	$6,025	0	$0
Other Pooled Investment Vehicles	1	$154	0	$0
Other Accounts	3	$783	0	$0
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Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Akash Gupta
Registered Investment Companies	13	$4,738	0	$0
Other Pooled Investment Vehicles	1	$154	0	$0
Other Accounts	3	$783	0	$0
Robert Ippolito
Registered Investment Companies	13	$5,110	0	$0
Other Pooled Investment Vehicles	2	$76	0	$0
Other Accounts	1	$32	0	$0
Scott Davis
Registered Investment Companies	3	$19,465	0	$0
Other Pooled Investment Vehicles	4	$9,590	0	$0
Other Accounts	46	$17,299	0	$0
David Small
Registered Investment Companies	3	$19,465	0	$0
Other Pooled Investment Vehicles	4	$9,590	0	$0
Other Accounts	46	$17,299	0	$0
Shilpee Raina
Registered Investment Companies	3	$19,465	0	$0
Other Pooled Investment Vehicles	4	$9,590	0	$0
Other Accounts	46	$17,299	0	$0
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.
Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LFI and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts.
Lincoln Financial Investments Corporation (LFI)
LFI manages certain Funds by investing Fund assets in other mutual funds, including exchange-traded funds, funds managed by LFI (typically branded “LVIP” or “Lincoln” funds), and funds managed by unaffiliated investment managers (collectively, underlying funds), through a structure known as a “fund of funds.” LFI and the Funds generally rely on SEC Rule 12d1-4 effective January 19, 2022, to implement the fund of funds structure. Prior to that date, LFI and the Funds generally relied on an SEC exemptive order and certain SEC regulations. Under both regulatory structures, LFI, as a fiduciary to each Fund, selects underlying funds that it believes are in a Fund’s best interest based on a variety of factors. LFI portfolio managers maintain an asset allocation strategy for each Fund and make decisions regarding allocations to underlying funds based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers deem applicable. LFI and its affiliates receive advisory and other fees from underlying LVIP funds for the management and other services that LFI and its affiliates provide to the LVIP funds. Unaffiliated investment managers and their affiliates receive advisory and/or other fees from the underlying unaffiliated funds they manage for the management and other services that the unaffiliated investment managers and their affiliates provide to the unaffiliated funds. The underlying funds may have advisory fee rates and/or fee structures that are different than those of the Funds, which are discussed below.
The portfolio managers may engage in cross-trades, in which one Fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross-trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one Fund may perform better than the mix of underlying funds purchased for another Fund.
The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LFI that all decisions concerning the selection of underlying funds be based solely on the best interests of each Fund and its shareholders, and without regard to any revenue that LFI
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receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LFI or any affiliate of LFI.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LFI does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LFI seeks to manage competing interests for the time and attention of portfolio managers.
LFI has adopted and implemented policies and procedures which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LFI’s Code of Ethics.
JPMorgan Investment Management, Inc. (JPMIM)
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMIM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMIM and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMIM, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMIM, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or JPMorgan Chase. JPMIM and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM, or JPMorgan Chase or its clients.
JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
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The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judg ment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.
Compensation Structures and Methods
Information regarding each portfolio manager's compensation is attached hereto as Appendix C.
Beneficial Interest of Portfolio Managers
Information regarding securities of each Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own Fund shares, but may invest their personal assets in Fund shares in accordance with their individual investment goals. A portfolio manager’s personal investment, or lack of investment, is not an indicator of that portfolio manager’s confidence in, or commitment to, a particular Fund or its investment strategy.
Since the Funds are new, no portfolio manager of any Fund beneficially owns shares of any Fund.
Principal Underwriter
Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated January 1, 2012. LFD is an affiliate of LFI, the Funds' investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of Fund shares. The offering of each such class is continuous.
For fiscal years ended December 31, 2022, 2021 and 2020, LFD received $186,903,740, $208,355,341, and $173,124,472, respectively, in compensation from the Trust.
For the fiscal years ended December 31, 2022, 2021, and 2020, the Predecessor Funds paid $846, $908 and $754 (amounts in thousands), respectively to JPMorgan Distribution Services, Inc., the Predecessor Funds' distributor.
Administration Agreement
The Trust has entered into an Administration Agreement with Lincoln Life, an affiliate of LFI and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services.
For the fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid Lincoln Life $9,460,878, $9,183,600, and $11,452,717, respectively, in administrative services reimbursement.
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For the fiscal years ended December 31, 2022, 2021, and 2020, the Predecessor Funds paid $946, $1,051 and $869 (amounts in thousands), respectively to JPMIM, the Predecessor Fund’s shareholder servicing, dividend disbursing, and transfer agent.
The Trust compensates Lincoln Life for contractholder servicing provided by Lincoln Life with respect to the Funds.  These contractholder services include, among others: responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders.  In addition, Lincoln Life provides certain corporate-level services to each of the Funds, such as: anti-money laundering and fraud prevention; privacy and data security; disaster recovery; and services related to regulatory duties, such as duties of confidentiality and disclosure.
For the fiscal years ended December 31, 2022 and 2021, the Trust paid Lincoln Life $30,000,846 and $33,707,685, respectively, in contractholder servicing and corporate-level services reimbursement.
Securities Lending
Beginning May 1, 2023, the Funds will no longer engage in any Securities Lending activity. Prior to the May 1, 2023, the Predecessor Funds were authorized to lend up to 33 1/3% of their total assets pursuant to agreements (“Borrower Agreements”) requiring that any such loan be continuously secured by cash.
Prior to May 1, 2023, Citibank served as securities lending agent for the Predecessor Funds pursuant to the Securities Lending Agency Agreement effective October 4, 2018. Under the Securities Lending Agency Agreement, Citibank, acting as agent for the Predecessor Funds, loaned securities to approved borrowers pursuant to the Borrower Agreements substantially in the form approved by the Predecessor Funds’ Board of Trustees in exchange for collateral. During the term of the loan, the Predecessor Funds received payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agency Agreement. The Predecessor Funds retained the interest on cash collateral investments but were required to pay the borrower a rebate for the use of cash collateral. The net income earned on the securities lending (after payment of rebates and the lending agent’s fees) is included in the Statement of Operations as income from securities lending (net in the Predecessor Funds’ financial statements). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments (in the Predecessor Funds’ financial statements).
Under the Securities Lending Agency Agreement, Citibank was entitled to a fee equal to 8% of (i) the investment income (net of rebates) on cash collateral delivered to Citibank on the Predecessor Funds’ behalf in respect of any loans by the Borrowers; and (ii) fees paid by a Borrower with respect to a Loan for which non-cash collateral is provided (to the extent that the Predecessor Funds subsequently authorized Citibank to accept non-cash collateral for securities loans).
To the extent that any of the Predecessor Funds engaged in securities lending during the fiscal year ended December 31, 2022, such Predecessor Funds and information concerning the amounts of income and fees/compensation related to securities lending activities are described below:
	Global Allocation Portfolio	Income Builder Portfolio	Mid Cap Value Portfolio	Small Cap Core Portfolio	U.S. Equity Portfolio
Gross Income from Securities Lending Activities[1]	$7,176	$24,178	$808	$85,133	$1,144
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	302	1,164	31	2,406	44
Cash Collateral Management Fees[3]	470	1,431	423	4,447	163
Administrative Fees	—	—	—	—	—
Indemnification Fees	—	—	—	—	—
Rebates to Borrowers	2,937	7,973	—	52,127	439
Others Fees	—	—	—	—	—
Aggregate Fees/Compensation for Securities Lending Activities	3,709	10,569	454	58,980	646
Net Income from the Securities Lending Activities	3,467	13,609	354	26,153	499
1
Gross income includes income from the reinvestment of cash collateral, premium income (i.e. rebates paid by borrowers to the Fund), management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle's assets before income is distributed, and any other income.
2
Revenue split represents the share of revenue generated by securities lending program and paid to Citibank, N.A.
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3
Cash collateral is reinvested in certain JPMIM money market funds that are advised by JPMIM (“money market funds”). Cash collateral management fees include the fees and expenses deducted from the money market funds. The contractual management fees are derived using the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements from the money market funds’ most recently available prospectus. Actual fees incurred by the Money Market Funds may differ due to other expenses, fee waivers and expense reimbursements.
Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (“Accounting Agreement”) with State Street Bank and Trust Company (“State Street”), effective October 15, 2018 (November 19, 2018 for the funds of funds and master feeder funds), pursuant to which State Street provides certain accounting services for the Fund. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values (“NAV”) of the Fund’s shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays State Street either a flat, annual fee or an asset-based fee based on the total value of assets in the Trust, plus certain additional service fees and out-of-pocket expenses.
For fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid $11,079,131, $11,022,662, and $10,363,301, respectively, pursuant to its Accounting Agreement.
For the fiscal years ended December 31, 2022, 2021, and 2020, the Predecessor Funds paid $80, $80 and $80 (amounts in thousands), respectively to JPMorgan Chase Bank, N.A., for fund accounting and financial administrative oversight services.
Code of Ethics
The Trust, LFI and LFD have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these Codes permit personnel that they cover, including employees of LFI who regularly have access to information about securities purchased for the Funds, to invest in securities for their own accounts. This could include securities that may be purchased by Funds. The Codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud on the Funds. The Trust’s Code of Ethics requires reporting to the Board of Trustees of material compliance violations.
Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of 113 funds organized as separate series of shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.
Each Fund currently offers two classes of shares: Standard Class and Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service plan (Plan). The Plan allows each Fund to pay distribution and service fees of up to 0.25% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The Plan for the Service Class is discussed in the “Rule 12b-1 Plan” section of this SAI.
Each Fund’s shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing Fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal
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underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual Funds. In such matters, all shares of the Trust have equal voting rights.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
Control Persons and Principal Holders of Securities
Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.
For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1301 S. Harrison Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third-party insurance companies.
As of April 1, 2023, the record shareholders listed below held 5% or more (or 25% or more) of the outstanding shares of a Fund.
Name of Fund / Class	Name and Address of Shareholder	Percentage Held
JPMORGAN INSURANCE CORE BOND PORTFOLIO
CLASS 1 SHARES
	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	27.13%
	GREAT-WEST LIFE & ANNUITY FBO COLI VUL 7 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	16.37%
	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	12.59%
	TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT 7 PO BOX 5051 HARTFORD CT 06102-5051	9.00%
	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.81%
CLASS 2 SHARES
	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	60.61%
	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	20.04%
	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	8.80%
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Name of Fund / Class	Name and Address of Shareholder	Percentage Held
JPMORGAN INSURANCE MID CAP VALUE PORTFOLIO
CLASS 1 SHARES
	OHIO NATIONAL LIFE INS COMPANY FOR THE BENEFIT OF ITS SEPARATE ACCTS ATTN DAWN CAIN ONE FINANCIAL WAY CINCINNATI OH 45242-5800	39.32%
	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	26.06%
	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11.32%
	MODERN WOODMEN OF AMERICA C/O PRODUCT VALUATION 5801 SW SIXTH AVE TOPEKA KS 66636-0001	5.55%
JPMORGAN INSURANCE SMALL CAP CORE PORTFOLIO
CLASS 1 SHARES
	OHIO NATIONAL LIFE INS COMPANY FOR THE BENEFIT OF ITS SEPARATE ACCTS ATTN DAWN CAIN ONE FINANCIAL WAY CINCINNATI OH 45242-5800	33.43%
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY COLI SEPARATE ACCOUNT IV PO BOX 5051 HARTFORD CT 06102-5051	19.61%
	MODERN WOODMEN OF AMERICA C/O PRODUCT VALUATION 5801 SW SIXTH AVE TOPEKA KS 66636-0001	16.94%
CLASS 2 SHARES
	COUNTRY INVESTORS LIFE ASSURANCE COMPANY 5400 UNIVERSITY AVE WDM IA 50266-5950	31.16%
	GREAT-WEST LIFE & ANNUITY FBO VARIABLE ANNUITY 2 SMARTTRACK I 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	29.35%
	SECURITY BENEFIT LIFE VARIABLE ANNUITY ACCOUNT XIV ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	21.47%
	FARM BUREAU LIFE INSURANCE COMPANY ATTN MUTUAL FUNDS ACCOUNTING 5400 UNIVERSITY AVE W DES MOINES IA 50266-5950	10.88%
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Name of Fund / Class	Name and Address of Shareholder	Percentage Held
JPMORGAN INSURANCE US EQUITY PORTFOLIO
CLASS 1 SHARES
	HORACE MANN LIFE INSURANCE CO SEPARATE ACCOUNT ATTN WILLIAM J KELLY 1 HORACE MANN PLZ SPRINGFIELD IL 62715-0002	44.05%
	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.76%
	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	5.53%
	FOR THE SOLE BENEFIT OF CUSTOMERS LOMBARD INTERNATIONAL LIFE ASSURANCE COMPANY 1650 MARKET ST FL 45 PHILADELPHIA PA 19103-7341	5.31%
CLASS 2 SHARES
	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	73.57%
	AMERICAN ENTERPRISE LIFE INSURANCE CORP 222 AMPF FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	18.32%
	DELAWARE LIFE INSURANCE COMPANY OF NEW YORK ATTN: OPERATIONAL CONTROL 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	6.22%
Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Service Class of shares of each Fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay Insurance Companies or others, out of the assets of Service Class shares of each Fund for activities primarily intended to sell such shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.
Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders and contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay insurance companies, dealers or others for, among other things: service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract offering Service Class may require; or maintaining customer accounts and records.
For the noted services, the Plan authorizes each Fund to pay to Insurance Companies or others, a monthly fee (“Plan Fee”) not to exceed 0.25% per annum of the average daily NAV of Service Class shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25% for the Service Class shares of each Fund. The Plan does not limit Plan Fees to amounts actually expended by third parties for services rendered and/or expenses borne. A third party, therefore, may realize a profit from Plan Fees in any particular year.
No “interested person”, as defined in the 1940 Act, or Independent Trustee had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.
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The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and Service Class contract owners thereof. Each year, the Trustees must make this determination for the Plan to be continued. The Board of Trustees believes that the Plan will result in greater sales and/or fewer redemptions of Service Class shares, which may benefit each Fund by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. However, it is impossible to know for certain the level of sales and redemptions of shares that would occur in the absence of the Plan or under alternative distribution schemes.
For the fiscal year ended December 31, 2022, respective Predecessor Funds to the Service Class shares of the Trust paid Plan Fees for compensation to broker-dealers of approximately $2,508 (amount in thousands).
Revenue Sharing
LFI and its affiliates, including LFD, and/or each Fund's sub-adviser may pay compensation at their own expense, including the profits from the advisory fees LFI receives from the Funds or the sub-advisory fees the sub-advisers receive from LFI, to affiliated or unaffiliated brokers, dealers or other financial intermediaries (financial intermediaries) in connection with the sale or retention of Fund shares or the sales of insurance products that are funded by the Funds and/or shareholder servicing (distribution assistance). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares and the products that are funded by the Fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales, the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.
A significant purpose of these payments is to increase sales of the Funds' shares and the products that contain the Funds. LFI and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.
Valuation of Portfolio Securities
Offering Price/NAV. The offering price of a Fund’s shares is based on the Fund’s net asset value (“NAV”) per share. A Fund determines its NAV per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of Fund shares outstanding. A Fund determines its NAV per share as of close of regular trading on the New York Stock Exchange (“NYSE”) – normally 4:00 p.m. New York time, each business day.
In addition to the disclosure in each Fund’s prospectus under the “Pricing of Fund Shares” section, the value of each Fund’s investments is determined as follows:
Foreign Equity Securities. Foreign equity securities are generally valued based on their closing price on the principal foreign exchange for those securities, which may occur earlier than the NYSE close. A Fund then may adjust for market events, occurring between the close of the foreign exchange and the NYSE close. An independent statistical service has been retained to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models to determine adjustments for market events. Quotations of foreign securities in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents.
Over-the-Counter (“OTC”) Investments. OTC investments (including swaps and options) are generally valued by pricing services that use evaluated prices from various observable market and other factors. Certain forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates.
Exchange-Traded Futures, Options and Swaps. Exchange-traded futures, options and swaps are normally valued at the reported settlement price determined by the relevant exchange. Exchange-traded futures, options and swaps for which no settlement prices are reported are generally valued at the mean between the most recent bid and ask prices obtained from pricing services, established market makers, or from broker-dealers.
Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, Fund management will make shareholders reports or other regulatory filings containing the Funds' portfolio holdings available free of charge to
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individual investors, institutional investors, intermediaries that distribute the Funds' shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.
Each Fund posts its top-ten holdings shortly after each quarter-end to Lincoln Life and other insurance companies who include the Funds in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.
Each Fund will post all of its holdings to a publicly available website no earlier than 25 calendar days after quarter end. In addition, each Fund may post all of its holdings no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.
Each Fund also may provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including independent rating and ranking organizations, which conduct market analyses of the Fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public.
Certain Funds provide daily holdings information to affiliated persons of the Funds to better facilitate Fund and related insurance product operations.  In this regard, each Managed Volatility Fund provides daily post-trade position reports, as well as reports showing the Fund’s daily futures transactions pursuant to the managed volatility strategy, to the annuity pricing group and market risk management group within Lincoln Life, LFI’s parent company. In addition, certain Funds provide monthly portfolio holdings on a post-trade basis to Lincoln Life approximately 20 days after the end of each month. The pricing group uses Fund information to support the group’s oversight of risk management functions for the Managed Volatility Funds and Lincoln Life, but does not engage in any trading activities.  The risk management group uses the information to hedge portfolio risks for Lincoln Life and for Lincoln insurance products and annuities.  Lincoln’s internal risk management functions are integral to supporting the relevant Funds and their associated insurance products.  Each of these information sharing arrangements is subject to: (1) a non-disclosure agreement; and (2) protections against (a) inappropriate trading based on the information and (b) conflicts of interest between the Funds and their affiliated persons.
Fund sub-advisers have an ongoing arrangement with the following third parties to make available information about a Fund's portfolio holdings: (1) ratings organizations, such as Moodys, and S&P, provided generally on a monthly basis for the purpose of reviewing the particular fund; (2) portfolio analysis companies, such as Commicise, BBH Infomediary, IDS GmBH, IEX Data Analytics LLC, Morningstar, Lipper, Factset Research Systems, Financial Recovery Technologies, Intex, Performance Attribution System, Linedata Services, Inc., Investment Technology Group Inc., Wilshire Associates, Inc., Bloomberg L.P., Bloomberg PORT, BarraOne/MSCI Barra, Inc., Barclays Capital, BlackRock Aladdin, Trade Informatics, Investor Tools Perform, BARRA Aegis Systems, Global Trading Analytics, LLC, Citigroup, Hedgemark, ICE Data Pricing and Reference Data, LLC, MoneyMate, Omgeo, Barclays Capital Point, Acuity Knowledge Partners, Virtu Americas LLC, Virtu Financial, Virtu ITG LLC, Markit/Wall Street Office and Axioma provided generally on a daily, monthly or quarterly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as Broadridge Financial Solutions, Inc., Glass, Lewis & Co., or Institutional Shareholder Services (ISS) - ISS/RiskMetrics provided generally on a daily basis or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; Securities Class Action Services; (4) computer systems, products, services and software vendors, such as BestX, Electra Securities, TriOptima, FIS XSPrisa (XSP) SaaS, FX Connect, OMEGO LLC, Infinit Outsourcing, Inc., Limited, Cogent Consulting, Abel Noser, Charles River Communications, StarCompliance, Tradeweb, provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; MetroProof Inc., and (5) operational services such as Accenture LLP, Bank of New York Mellon, Brown Brothers Harriman & Co., Fidelity Corporate Action Solutions, StarCompliance, State Street Bank and Trust Company, State Street Global Services, State Street Investment Manager Solutions, ION and Northern Trust, provided generally on a daily basis for the purpose of providing operational functions including, but not limited to, Fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the Fund's holdings information confidential and not engage in trading on the basis of the information. The sub-advisers do not receive compensation in connection with these arrangements.
Each Fund may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Funds’ investment adviser, or sub-advisers, trading services providers, class action service provider (Kessler Topaz Meltzer & Check, LLP), custodian and independent registered public accounting firm, to the extent necessary to perform services for the Funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.
The Funds will disclose their portfolio holdings in public SEC filings. The Trust's Board of Trustees also may, on a case-by-case basis, authorize disclosure of the Funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.
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Neither the Funds, the Adviser, nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds' portfolio holdings information.
The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectuses and/or SAI.
The Trust's Board of Trustees exercises oversight of these policies and procedures. Management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those of the Funds' investment adviser and other Fund affiliates, on the other. Moreover, the Funds' Chief Compliance Officer will address the operation of the Funds' procedures in the annual compliance review and will recommend any remedial changes to the procedures.
Purchase and Redemption Information
Shares of a Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable annuity contracts or variable life contracts offered by Lincoln Life, LNY and other insurance companies. Shares of the Funds may also be purchased by the Trust's funds of funds, which invest their assets in other mutual funds. The offering price of a Fund’s shares is equal to its net asset value per share.
If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.
Custodian and Transfer Agent
All securities, cash and other similar assets of the Funds are currently held in custody by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the Funds proxies, proxy statements, etc.
Lincoln Life performs the Funds’ dividend and transfer agent functions.
Independent Registered Public Accounting Firm
For the fiscal year ended December 31, 2023, the Board of Trustees engaged Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, to serve as the Funds' Independent Registered Public Accounting Firm in order to maintain auditor independence in light of the reorganization transactions. In addition to the audits of the Funds' financial statements, Tait, Weller & Baker LLP also reviews certain regulatory reports, reviews the Funds’ federal income tax returns, and performs other tax and advisory services when engaged to do so by the Trust.
Financial Statements
Since the Funds are new, the most recent Annual Report to Shareholders, which contains each Fund’s audited financial statements, will not be available until December 31, 2023. We will provide a copy of each Fund’s annual report, once available, on request and without charge. Either write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-4LINCOLN (454-6265).
Taxes
Regulated Investment Company. Each Fund intends to qualify, and has elected to be taxed as, a regulated investment company under the Internal Revenue Code (the “Code”). A regulated investment company’s ordinary income and net realized capital gains, if distributed to shareholders, will not be subject to corporate income tax. Each Fund, as a regulated investment company, must, among other things, annually derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale of stock or securities or foreign currencies, or other income, such as income derived from interests in “qualified publicly traded partnerships,” gains from options, futures, or forward contracts, derived with respect to the Fund’s other investments (the Income Requirement).
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Each Fund also intends to comply with diversification requirements that apply to mutual funds investing in variable contracts. Generally, a Fund will be required to diversify its investments so that on the end of each calendar quarter: no more than 55% of total assets is represented by any one investment; no more than 70% is represented by any two; no more than 80% is represented by any three; and no more than 90% is represented by any four.
For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by such. A Fund may satisfy an alternative asset diversification test under certain circumstances.
Each Fund may sell its shares directly to certain qualified pension and retirement plans, and to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. If a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract owners would be treated as the Fund’s shareholders, and the contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts under the Code. All income and gain earned from those contracts both in past years and currently would be taxed currently to the Contract owners, and income and gain would remain subject to taxation as ordinary income thereafter.
If a Fund fails to qualify as a regulated investment company, the Fund would be subject to tax as an ordinary corporation on all of its taxable income and gain, whether or not distributed to shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company, the Fund’s distributions would be characterized as ordinary dividend income to its shareholders, and Contract owners would be required to include in ordinary income any income earned under the contracts for the current and all prior taxable years. A Fund’s failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts. Under certain circumstances inadvertent failures to satisfy the diversification requirements may be corrected.
Certain Funds may invest in exchange traded vehicles that track commodity returns. Under the Code, these investments are not considered “securities” for purposes of the Income Requirement. As a result, any income generated by such investments is not included in determining compliance with the Income Requirement’s 90% test. Each Fund intends to manage its commodities exposure to ensure that the Income Requirement is met at the end of the Fund’s tax year. To the extent that a Fund’s income from commodities exceeds 10% of the Fund’s gross income, the Fund may be subject to taxation on that portion of commodities income that exceeds 10% of the Fund’s gross income.
Medicare Tax. A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments, and net gain from investments) of certain individuals, trusts and estates.
Fund Distributions. Dividends that a Fund pays from its ordinary income and distributions of a Fund’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of a Fund’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of a Fund represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable to life insurance companies under the Code. See the Contracts Prospectus for a description of the respective Insurance Company’s tax status and the charges that may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, each Fund will send to the Insurance Companies a written notice reporting the amount and character of any distributions made during such year. Any benefits reported will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
Foreign Investments. Dividends or other income received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign jurisdictions. Tax conventions, such as treaties, between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities in foreign corporations or in other regulated investment companies, the Fund may elect to treat its foreign income tax payments as paid by the Insurance Companies for U.S. income tax purposes. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make this election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount that will be available for the deduction or credit. Certain limitations apply to the credit (but not the deduction) for foreign taxes that an Insurance Company may claim. Foreign taxes each Fund pays will reduce the return on the Fund’s investments. Any benefits of a foreign tax credit or deduction as a result of this election will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.
A Fund or Underlying Fund that invests in non-U.S. securities may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is eligible to do so may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund or underlying fund, depending on the circumstances.
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Contract Owner Taxes. Since individual Contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the Contract owner level. The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
Each Fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. An alternative asset diversification test may be satisfied under certain circumstances.
Each Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.
Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the Fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.
A Fund or an underlying fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is permitted to do so may elect to “pass through” to its investors, including a Fund, the amount of non-U.S. income taxes paid by the Fund or underlying fund. A Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.
Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code reporting the amount and character of any distributions made during such year. Any benefits of such designation will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other regulated investment companies, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the
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amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by each Fund will reduce the return from the Fund’s investments. Any benefits of such reporting will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Since individual contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the shareholder level.
The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the IRS. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
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Appendix A — Long and Short-Term Credit Ratings
Certain of the Funds’ investment policies and restrictions include reference to bond (long-term) and commercial paper (short-term) ratings. The following is a discussion of the rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Financial Services LLC.
Background
Moody’s
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.
S&P Global Ratings
A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due.
Long-Term Credit Ratings
Long-term ratings are generally the credit risk of fixed-income obligation with an original maturity of one year or more.
Moody’s
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B - Obligations rated B are considered speculative and are subject to high credit risk.
Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
S&P Global Ratings
AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
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*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Credit Ratings
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
Moody’s
P1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings
A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
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Appendix B — Proxy Voting Policies and Procedures
Lincoln Financial Investments Corporation
I. Introduction
The Board of Trustees (the “Board”) of each series of Lincoln Variable Insurance Products Trust (collectively, the “Lincoln Funds”) has adopted these Proxy Voting Policies and Procedures (the “Policies and Procedures”) to govern each Lincoln Fund’s proxy voting. The Board has delegated implementation of these Policies and Procedures, and the responsibility for all proxy voting, or further delegation of proxy voting, to the Lincoln Funds’ investment adviser, Lincoln Financial Investments Corporation (“LFI”).
LFI has adopted these Policies and Procedures to govern LFI’s implementation of proxy voting for LFI’s clients, which include the Lincoln Funds.
II. Policies
LFI shall vote proxies for which it has discretionary authority in the best interests of its clients. Such clients may include the Lincoln Funds, non-Lincoln mutual funds, private funds, and separate accounts (collectively, “Clients”).
Proxy voting decisions with respect to a Client’s holdings shall be made in the manner LFI believes will most likely protect and promote such Client’s long-term economic value. Absent unusual circumstances or specific instructions, LFI votes proxies on a particular matter with this fundamental premise on behalf of each Client, regardless of a Client’s individual investment style or strategies.
In exercise voting authority LFI will comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. The Rule requires an investment adviser to:
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Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how material conflicts are addressed;
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Disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and
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Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
III. Procedures
A. Direct Investments
LFI may invest directly in equity and fixed income securities, and other types of investments. LFI will cast votes for proxies in accordance with the Client’s proxy voting procedures or other direction. If the Client does not direct proxy voting in the Client’s account, LFI will vote proxies in the Client’s best interests, as determined by LFI. In making such determination, LFI may rely on analysis from proxy voting consultants or third-party proxy voting services. LFI will consider each proxy that it votes and evaluate it based on the particular facts and circumstances of that proxy. LFI may determine not to vote all or some shares eligible to vote if that course of action would be in the Client’s best interests under the circumstances. Such circumstances could include, but are not limited to, cases where the cost of voting exceeds any expected benefits (e.g., foreign proxies), or where voting results in restrictions on trading.
B. Sub-Advised Funds
LFI advises mutual funds and separate accounts that are offered through variable contracts and which are sub-advised by unaffiliated third-party sub-advisers (“sub-advised funds”). Each sub-advised fund delegates responsibility for voting proxies relating to the sub-advised fund’s securities to the sub-adviser, subject to the Board’s continued oversight. The sub-adviser votes all proxies relating to the sub-advised funds’ portfolio securities and uses the sub-adviser’s own proxy voting policies and procedures adopted in conformance with Rule 206(4)-6. LFI shall review each sub-adviser’s proxy voting policies and procedures as follows:
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Before a sub-adviser is retained, LFI’s compliance staff will review the proposed sub-adviser’s proxy voting policies and procedures and confirm that the sub-adviser will vote the proxies in the best interests of its clients.
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Each quarter, LFI’s compliance staff surveys each sub-adviser, via a compliance questionnaire, and reviews any reported changes or exceptions to their compliance policies and procedures, including proxy voting. LFI’s compliance staff reviews these reported changes or exceptions and, if material, summarizes them and reports such event’s to the sub-advised fund’s board.
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During contract renewal of sub-advisory agreements for Clients that are registered mutual funds, LFI reviews the sub-adviser’s responses to the Section 15(c) information request sent by Funds Management, which includes pertinent questions relating to the sub-adviser’s proxy voting policies and procedures.
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C. Funds of Funds
LFI advises certain funds of funds that invest substantially all of their assets in shares of other affiliated and/or unaffiliated mutual funds (each an “underlying fund”). A fund of funds may also invest directly in equity and fixed income securities and other types of investments.
When an underlying fund, whose shares are held by a fund of funds, solicits a shareholder vote on any matter, LFI shall vote such shares of the underlying fund in the same proportion as the vote of all other holders of shares of such underlying fund. This type of voting structure is commonly referred to as “mirror voting.”
When a fund of funds invests directly in securities other than mutual funds, LFI shall follow the procedures outlined in “Direct Investments” above.
D. Master-Feeder Funds
LFI advises certain master-feeder funds. A feeder fund does not buy investment securities directly. Instead, it invests in a master fund which in turn purchases investment securities. Each feeder fund has the same investment objective and strategies as its master fund.
If a master fund in a master-feeder structure calls a shareholder meeting and solicits proxies, the feeder fund (that owns shares of the master fund) shall seek voting instructions from the feeder fund’s shareholders, and will vote proxies as directed. Proxies for which no instructions are received shall be voted in accordance with mirror voting, in the same proportion as the proxies for which instructions were timely received from the feeder fund’s shareholders.
Proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s own proxy voting policies and procedures.
E. Material Conflicts
In the event that LFI identifies a potential material conflict of interest between: a Client and LFI, or any LFI-affiliated entity, LFI will advise the chief compliance officer (“CCO”) of the potential conflict. The CCO then will convene an ad hoc committee which will include, without limitation, the CCO, legal counsel, and the president of LFI. The ad hoc committee will determine if an actual conflict exists, and if so, it will vote the proxy in accordance with the Client’s best interests. If the conflict relates specifically to a Client that is a registered mutual fund, the CCO shall report to the fund’s board, at its next regularly scheduled meeting, the nature of the conflict, how the proxy vote was cast, and the rationale for the vote.
IV. Disclosure
A. Form ADV
LFI shall disclose information regarding these Policies and Procedures as required in Item 17 of Form ADV, Part 2A. Among other things, LFI will disclose how Clients may obtain information about how LFI voted their portfolio securities and how Clients may obtain a copy of these Policies and Procedures.
B. Statement of Additional Information (SAI)
Each of the Lincoln Funds shall include in its SAI a copy or a summary of these Policies and Procedures, and, if applicable, any sub-advisers’ policies and procedures (or a summary of such policies and procedures).
C. Annual Reports
Each of the Lincoln Funds shall disclose in its annual and semi-annual shareholder reports that a description of these Policies and Procedures, including any sub-adviser policies and procedures, and the Lincoln Fund’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (SEC) website by calling a specified toll-free telephone number.
D. Proxy Voting Record on Form N-PX
The Lincoln Funds annually will file their complete proxy voting record with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
V. Recordkeeping
LFI shall retain the following documents for not less than seven (7) years from the end of the year in which the proxies were voted, the first two (2) years at an on-site location:
(a)
Proxy Voting Policies and Procedures;
(b)
Proxy voting records (this requirement may be satisfied by a third party who has agreed in writing to do so);
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(c)
A copy of any document that LFI, or an ad hoc committee convened for purposes of voting proxies, creates that was material in making its voting decision, or that memorializes the basis for such decision; and
(d)
A copy of each written request from a Client, and any response to the Client, for information on how LFI voted the Client’s proxies.
JPMORGAN INVESTMENT MANAGEMENT INC. (JPMIM)
The Board of Trustees has delegated to JPMIM and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting guidelines (“Guidelines”) for voting proxies on specific types of issues.
JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee the proxy-voting process on an ongoing basis, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are not conflicts of interest that would prevent such vendor from performing such proxy voting services prior to delegation, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. With respect to matters not contemplated by the Guidelines and to override the Guidelines, a certification and review process may be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM, its underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with the Guidelines or by the third party guidelines; provided, however, that JPMIM’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMIM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the proxy committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an independent third party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party unless there is an Exception Request.
A complete set of proxy voting guidelines may be found here: https://am.jpmorgan.com/content/dam/jpm-am-aem/americas/us/en/supplemental/proxy-information/global-procedures-and-guidelines.pdf
The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
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Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the
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securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
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Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
•
Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change. JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
•
JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
•
JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
•
JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
•
JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
•
JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
•
JPMIM will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
•
JPMIM considers social or environmental issues on a case-by-case basis, keeping in mind at all times the best long-term/economic interests of its clients.
The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
•
JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent; or (f) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from Board chair, lead independent directors, or government committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. For newly public companies, JPMAM will vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.
•
JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
•
JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
59

•
JPMIM votes against proposals for a super-majority vote to approve a merger.
•
JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
•
JPMIM considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
•
JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
•
JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case-by-case basis.
•
JPMIM supports board refreshment, independence, and a diverse skill set for directors. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. JPMIM will utilize its voting power to bring about change where Boards are lagging in gender and racial and/or ethnic diversity.
•
JPMIM will consider environmental and social issues on a case-by-case basis, keeping in mind the best long-term interests of clients. Generally JPMIM supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration. JPMIM will Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
•
JPMIM reviews Say on Pay proposals on a case-by-case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
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Appendix C — Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund's portfolio manager as of each Fund's fiscal year ended December 31, 2022:
Lincoln Financial Investments Corporation
The equity programs are designed to position LFI to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance. Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.
ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.
LONG-TERM INCENTIVE PLAN PROGRAM: From time to time long-term incentive equity awards are granted to certain key employees. Equity awards are generally granted in the form of Lincoln National Corporation restricted stock units that, once vested, settle in Lincoln National Corporation common stock.
DEFERRED COMPENSATION PROGRAM: A portion of the cash compensation paid to eligible LFI employees may be voluntarily deferred at their election for defined periods of time into an account that may be invested in mutual funds. The mutual fund investment options available in such accounts do not currently include LFI-advised funds.
JPMorgan Investment Management, Inc. (JPMIM)
JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMIM uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership. These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMIM’s compliance, risk and regulatory procedures.
Feedback from JPMIM’s risk and control professionals is considered in assessing performance.
JPMIM maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMIM’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.
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Part C - Other Information
Item 28. Exhibits
Defined Terms for Exhibits:
•
Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
•
Lincoln Variable Insurance Products Trust (“LVIP Trust”)
•
Lincoln Financial Distributors, Inc. (“LFD”)
•
The Lincoln National Life Insurance Company (“Lincoln Life”)
•
Lincoln Life & Annuity Company of New York (“Lincoln New York”)
•
Post-Effective Amendment (“PEA”)
Each of the following exhibits are incorporated by reference herein to the previously filed documents indicated, except as otherwise noted:
(a)	Declaration of Trust.
	(1)	Agreement and Declaration of Trust, dated February 1, 2003, previously filed with PEA 13 on April 4, 2003.
	(2)	Certificate of Trust, dated January 31, 2003, previously filed with PEA 143 on January 7, 2013.
(b)	By-laws.
	(1)	By-laws of LVIP Trust, dated September 15, 2015, previously filed with PEA 165 on January 8, 2016.
(c)	Instruments Defining Rights of Security Holders.
(1)
Articles II, VII, and VIII of the Agreement and Declaration of Trust and Articles III, V and VI of the Amended Bylaws,
incorporated by reference into Exhibits (a) and (b) hereto, define the rights of holders of shares.

(d)	Investment Advisory Contracts.
	(1)	Investment Management Agreement, dated April 30, 2007, between LVIP Trust and LFI, previously filed with PEA 41 on April 15, 2008.
		(a)	Amendment to Schedule A to the Investment Management Agreement, dated June 17, 2022, between LVIP Trust and LFI, is filed herewith.
	(2)	Investment Management Agreement, dated March 20, 2019, between LVIP BlackRock Global Allocation Fund Cay- man, Ltd. and LFI, previously filed with PEA 197 on April 25, 2019.
	(3)	Reserved.
	(4)	Sub-Advisory Contracts.
		(a)	Sub-Advisory Agreement dated April 1, 2021, between LFI and AllianceBernstein, L.P., previously filed with PEA 219 on April 30, 2021.
		(b)	Sub-Advisory Agreement dated April 30, 2019, between LFI and American Century Investment Manage- ment Inc., previously filed with PEA 199 on April 30, 2019.
		(c)	Sub-Advisory Agreement dated June 5, 2007, between LFI and BAMCO, Inc., pertaining to the LVIP Baron Growth Opportunities Fund, previously filed with PEA 132 on April 30, 2012.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated January 1, 2023, between LFI and BAMCO, Inc., is filed herewith.
		(d)	Sub-Advisory Agreement dated March 21, 2016, between LFI and BlackRock Advisors, LLC, previously filed with PEA 168 on April 29, 2016.
		(e)	Sub-Advisory Agreement dated April 30, 2010, between LFI and BlackRock Financial Management, Inc., previously filed with PEA 132 on April 12, 2012.
		(f)	Sub-Advisory Agreement dated August 27, 2012, between LFI and BlackRock Investment Management, LLC, previously filed with PEA 145 on April 30, 2013.
(i) Side Letter to Sub-Advisory Agreement dated June 16, 2020, between LFI and BlackRock Invest- ment Management, LLC, previously filed with PEA 211 on December 15, 2020.
(ii) Amendment to Schedule A to Sub-Advisory Agreement dated December 17, 2021, between LFI and BlackRock Investment Management, LLC., previously filed with PEA 226 on April 29, 2022.
		(g)	Sub-Advisory Agreement dated January 1, 2017, between LFI and BlackRock Investment Management, LLC, previously filed with PEA 211 on December 15, 2020.
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(i) Amendment to Schedule A to Sub-Advisory Agreement dated September 27, 2017, between LFI and BlackRock Investment Management, previously filed with PEA 211 on December 15, 2020.
(h)	Reserved.
(i)	Sub-Advisory Agreement dated May 20, 2022 between LFI and Channing Capital Management LLC, previ- ously filed with PEA 228 on July 18, 2022.
(i) Side Letter to Sub-Advisory Agreement dated May 20, 2022 between LFI and Channing Capital Management LLC, previously filed with PEA 228 on July 18, 2022.
(j)	Sub-Advisory Agreement dated January 4, 2010, between LFI and Delaware Management Company (cur- rently known as Delaware Investments Fund Advisers), previously filed with PEA 132 on April 30, 2012.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated March 1, 2021, between LFI and Delaware Investments Fund Advisers, previously filed with PEA 219 on April 30, 2021.
(k)	Sub-Advisory Agreement dated May 1, 2010, between LFI and Delaware Management Company (currently known as Delaware Investments Fund Advisers), previously filed with PEA 132 on April 30, 2012.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2015, between LFI and Delaware Investments Fund Advisers, previously filed with PEA 211 on December 15, 2020.
(l)	Sub-Advisory Agreement dated October 1, 2014, between LFI and Delaware Investments Fund Advisers, previously filed with PEA 164 on January 8, 2016.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated May 1, 2017, between LFI and Delaware Investments Fund Advisers, previously filed with PEA 211 on December 15, 2020.
(m)	Assignment and Assumption of Sub-Advisory Agreements, dated June 20, 2013, between LFI and Dela- ware Management Company, previously filed with PEA 204 on April 16, 2020.
(n)	Reserved.
(o)	Amendment to Sub-Advisory Agreements, dated January 10, 2019, between LFI and Delaware Invest- ments Fund Advisers, previously filed with PEA 199 on April 30, 2019.
(p)	Sub-Advisory Agreement dated May 1, 2015, between LFI and Dimensional Fund Advisors LP, previously filed with PEA 162 on April 30, 2015.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated March 10, 2021, between LFI and Dimensional Fund Advisers LP, previously filed with PEA 219 on April 30, 2021.
(q)	Sub-Advisory Agreement dated April 30, 2014, between LFI and Franklin Advisers, Inc., previously filed with PEA 152 on April 30, 2014.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated April 1, 2018, between LFI and Franklin Advisers, Inc., previously filed with PEA 186 on April 30, 2018.
(a) Amendment No. 3 to Sub-Advisory Agreement dated May 1, 2023, between LFI and Franklin Advisors, Inc. is filed herewith.
(r)	Amended & Restated Sub-Advisory Agreement dated August 7, 2021, between LFI and Franklin Advisers, Inc., previously filed with PEA 225 on September 7, 2021.
(s)	Sub-Advisory Agreement dated January 27, 2016, between LFI and Franklin Mutual Advisers, LLC, previ- ously filed with PEA 168 on April 29, 2016.
(t)	Sub-Advisory Agreement dated April 30, 2014, between LFI and Goldman Sachs Asset Management, L.P., previously filed with PEA 152 on April 30, 2014.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated April 14, 2017, between LFI and Goldman Sachs Asset Management, L.P., previously filed with PEA 178 on April 28, 2017.
(u)	Sub-Advisory Agreement dated February 8, 2019, between LFI and Invesco Advisers Inc. previously filed with PEA 199 on April 30, 2019.
(v)	Sub-Advisory Agreement dated February 8, 2019, between LFI and Invesco Capital Management LLC, pre- viously filed with PEA 199 on April 30, 2019.
(w)	Sub-Advisory Agreement dated September 21, 2012, between LFI and J.P. Morgan Investment Manage- ment Inc., previously filed with PEA 145 on April 30, 2013.
(i) Amendment to Sub-Advisory Agreement dated August 31, 2018, between LFI and J.P. Morgan Investment Management Inc., previously filed with PEA 211 on December 15, 2020.
2

	(ii)	Amendment to Sub-Advisory Agreement dated August 31, 2018, between LFI and J.P. Morgan Investment Management Inc., previously filed with PEA 211 on December 15, 2020.
(iii)
Amendment to Schedule A to Sub-Advisory Agreement dated March 24, 2022, between LFI and
J.P. Morgan Investment Management, Inc., previously filed with the Trust’s Registration State-
ment on Form N-14 on April 18, 2022.

(x)	Sub-Advisory Agreement dated April 30, 2010, between LFI and J.P. Morgan Investment Management Inc., previously filed with PEA 132 on April 30, 2012.
	(i)	Amendment No. 7 to Sub-Advisory Agreement dated May 1, 2023, between LFI and J.P. Morgan Investment Management Inc., is filed herewith.
	(ii)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2019, between LFI and J.P. Morgan Investment Management, Inc., previously filed with PEA 211 on December 15, 2020.
(y)	Sub-Advisory Agreement dated April 30, 2018, between LFI and Loomis, Sayles & Company, L.P., previ- ously filed with PEA 211 on December 15, 2020.
(z)	Sub-Advisory Agreement dated October 30, 2018, between LFI and Massachusetts Financial Services Company, previously filed with PEA 211 on December 15, 2020.
(aa)	Sub-Advisory Agreement dated October 1, 2010, between LFI and Massachusetts Financial Services Com- pany, previously filed with PEA 132 on April 30, 2012.
	(i)	Amendment No. 5 to Sub-Advisory Agreement dated January 1, 2023, between LFI and Massa- chusetts Financial Services Company, is filed herewith.
	(ii)	Amendment to Schedule A to Sub-Advisory Agreement dated September 30, 2020, between LFI and Massachusetts Financial Services Company, previously filed with PEA 211 on December 15, 2020.
(bb)	Sub-Advisory Agreement dated April 30, 2007, between LFI and Massachusetts Financial Services Com- pany, previously filed with PEA 132 on April 30, 2012.
	(i)	Amendment to Schedule A to Sub-Advisory Agreement dated January 1, 2022, between LFI and Massachusetts Financial Services Company, previously filed with PEA 226 on April 29, 2022.
(cc)	Sub-Advisory Agreement dated May 1, 2016, between LFI and Milliman Financial Risk Management LLC, previously filed with PEA 168 on April 29, 2016.
	(i)	Amendment to Sub-Advisory Agreement dated October 1, 2017, between Milliman Financial Risk Management LLC, previously filed with PEA 211 on December 15, 2020.
	(ii)	Amendment to Schedule A to the Sub-Advisory Agreement dated May 1, 2020, between LFI and Milliman Financial Risk Management LLC, previously filed with PEA 205 on April 29, 2020.
(dd)	Sub-Advisory Agreement dated March 1, 2021, between LFI and Milliman Financial Risk Management LLC, previously filed with PEA 219 on April 30, 2021.
	(i)	Amendment to Schedule A to the Sub-Advisory Agreement dated June 18, 2021, between LFI and Milliman Financial Risk Management LLC, previously filed with PEA 225 on September 7, 2021.
	(ii)	Amendment to Schedule A to the Sub-Advisory Agreement dated March 28, 2023, between LFI and Milliman Financial Risk Management LLC, is filed herewith.
(ee)	Sub-Advisory Agreement dated July 12, 2011, between LFI and Mondrian Investment Partners Limited, previously filed with PEA 132 on April 30, 2012.
	(i)	Amendment to Schedule A to Sub-Advisory Agreement dated July 1, 2021, between LFI and Mondrian Investment Partners Limited, previously filed with PEA 225 on September 7, 2021.
(ff)	Sub-Advisory Agreement dated July 12, 2011, between LFI and Mondrian Investment Partners Limited, previously filed with PEA 132 on April 30, 2012.
	(i)	Amendment to Schedule A to Sub-Advisory Agreement dated July 1, 2021, between LFI and Mondrian Investment Partners Limited, previously filed with PEA 225 on September 7, 2021.
(gg)	Sub-Advisory Agreement dated April 30, 2014, between LFI and Pacific Investment Management Company LLC, previously filed with PEA 152 on April 30, 2014.
	(i)	Amendment to Sub-Advisory Agreement dated September 20, 2021, between LFI and Pacific Investment Management Company LLC, previously filed with PEA 226 on April 29, 2022.
(hh)	Reserved.
3

	(ii)	Sub-Advisory Agreement effective April 28, 2020, between LFI and Schroder Investment Management North America Inc., previously filed with PEA 205 on April 29, 2020.
	(jj)	Sub-Advisory Agreement dated April 30, 2008, between LFI and SSGA Funds Management, Inc., previ- ously filed with PEA 152 on April 30, 2014.
		(i)	Amendment to Schedule A to the Sub-Advisory Agreement dated February 1, 2021, between LFI and SSGA Funds Management, Inc., previously filed with PEA 219 on April 30, 2021.
		(ii)	Amendment to Schedule A to the Sub-Advisory Agreement dated April 1, 2021, between LFI and SSGA Funds Management, Inc., previously filed with PEA 219 on April 30, 2021.
	(kk)	Sub-Advisory Agreement dated February 8, 2016, between LFI and T. Rowe Price Associates, Inc., previ- ously filed with PEA 168 on April 29, 2016.
		(i)	Amendment to Sub-Advisory Agreement dated March 8, 2016, between LFI and T. Rowe Price Associates, Inc., previously filed with PEA 190 on September 28, 2018.
		(ii)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2019, between LFI and T. Rowe Price Associates, Inc., previously filed with PEA 211 on December 15, 2020.
	(ll)	Sub-Advisory Agreement dated February 1, 2018, between LFI and T. Rowe Price Associates, Inc., previ- ously filed with PEA 182 on January 31, 2018.
		(i)	Amendment to Schedule A to Sub-Advisory Agreement dated April 6, 2020, between LFI and T. Rowe Price Associates, Inc., previously filed with PEA 205 on April 29, 2020.
	(mm)	Sub-Advisory Agreement dated April 30, 2007, between LFI and T. Rowe Price Associates, Inc., previously filed with PEA 132 on April 30, 2012.
		(i)	Amendment to Schedule A to Sub-Advisory Agreement dated September 13, 2017, between LFI and T. Rowe Price Associates, Inc., previously filed with PEA 186 from April 30, 2018.
	(nn)	Sub-Advisory Agreement dated April 30, 2007, between LFI and T. Rowe Price Associates, Inc., previously filed with PEA 132 on April 30, 2012.
		(i)	Amendment to Sub-Advisory Agreement dated March 8, 2016, between LFI and T. Rowe Price Associates, Inc., previously filed with PEA 186 on April 30, 2018.
		(ii)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2019, between LFI and T. Rowe Price Associates, Inc., previously filed with PEA 211 on December 15, 2020.
	(oo)	Sub-Advisory Agreement dated September 21, 2012, between LFI and Templeton Investment Counsel, LLC, previously filed with PEA 145 on April 30, 2013.
		(i)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2015, between LFI and Templeton Investment Counsel, LLC, previously filed with PEA 211 on December 15, 2020.
	(pp)	Sub-Advisory Agreement dated April 30, 2007, between LFI and Wellington Management Company, LLP, previously filed with PEA 132 on April 30, 2012.
		(i)	Amendment to Schedule A to Sub-Advisory Agreement dated July 1, 2017, between LFI and Wel- lington Management Company, LLC, previously filed with PEA 211 on December 15, 2020.
	(qq)	Sub-Advisory Agreement dated April 30, 2007, between LFI and Wellington Management Company, LLP, previously filed with PEA 132 on April 30, 2012.
		(i)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2022, between LFI and Wellington Management Company, LLP, is filed herewith.
	(rr)	Sub-Advisory Agreement dated July 31, 2020, between LFI and Western Asset Management Company, LLC, previously filed with PEA 211 on December 15, 2020.
(5)	Sub-Sub-Advisory Contracts.
	(a)	Sub-Sub-Advisory Agreement dated March 13, 2017, between BlackRock Financial Management Inc. and BlackRock International Limited, previously filed with PEA 219 on April 30, 2021.
	(b)	Sub-Sub-Advisory Agreement dated February 11, 2022, between BlackRock Investment Management and BlackRock Singapore Limited, previously filed with PEA 226 on April 29, 2022.
(c)
Sub-Sub-Advisory Agreement dated April 30, 2019, between Delaware Investments Fund Advisers and
Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), previously filed with PEA 219 on
April 30, 2021.

		(i)	Amendment to Sub-Sub-Advisory Agreement dated October 2, 2020, between Delaware Invest- ments Fund Advisers and MIMAK previously filed with PEA 219 on April 30, 2021.
4

(ii) Amendment to Sub-Sub-Advisory Agreement dated May 1, 2021, between Delaware Investments Fund Advisers and Macquarie Investment MIMAK, previously filed with PEA 225 on September 7, 2021.
(d)
Sub-Sub-Advisory Agreement dated April 30, 2019, between Delaware Investments Fund Advisers and
Macquarie Investment Management Global Limited (“MIMGL”), previously filed with PEA 219 on April 30,
2021.

(i) Amendment to Sub-Sub-Advisory Agreement dated October 2, 2020, between Delaware Invest- ments Fund Advisers and MIMGL, previously filed with PEA 219 on April 30, 2021.
(ii) Amendment to Sub-Sub-Advisory Agreement dated May 1, 2021 between Delaware Investments Fund Advisers and MIMGL, previously filed with PEA 225 on September 7, 2021.
(e)
Sub-Sub-Advisory Agreement dated April 30, 2019, between Delaware Investments Fund Advisers and
Macquarie Investment Management Europe Limited (“MIMEL”), previously filed with PEA 219 on April 30,
2021.

(i) Amendment to Sub-Sub-Advisory Agreement dated May 1, 2021 between Delaware Investments Fund Advisers and MIMEL, previously filed with PEA 225 on September 7, 2021.
		(f)	Sub-Sub-Advisory Agreement dated April 30, 2014, between Franklin Advisers, Inc. and K2/D&S Manage- ment Co., L.L.C, previously filed with PEA 152 on April 30, 2014.
		(g)	Sub-Sub-Advisory Agreement dated April 30, 2014, between Franklin Advisers, Inc. and Templeton Invest- ment Counsel, LLC, previously filed with PEA 152 on April 30, 2014.
		(hi)	Sub-Sub-Advisory Agreement dated April 30, 2014, between Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC, previously filed with PEA 152 on April 30, 2014.
(i)
Sub-Sub-Advisory Agreement dated April 28, 2020, between Schroder Investment Management North
America Inc. and Schroder Investment Management North America Limited, previously filed with PEA 219 on April 30, 2021.

	(6)	Other Sub-Advisory Contracts.
		(a)	Sub-Advisory Agreement between LFI, LVIP BlackRock Global Allocation Fund Cayman Ltd., and BlackRock Investment Management, LLC, previously filed with PEA 197 on April 25, 2019.
(b)
Amended & Restated Sub-Advisory Agreement dated April 26, 2019, between LFI, LVIP BlackRock Global
Allocation Fund Cayman Ltd., and BlackRock Investment Management, LLC, previously filed with PEA 226 on April 29, 2022.

(e)	Underwriting Contracts.
	(1)	Principal Underwriting Agreement dated January 1, 2012, between LVIP Trust and LFD, previously filed with PEA 125 on April 9, 2012.
		(a)	Amendment to Schedule A to Principal Underwriting Agreement dated April 11, 2023, between LVIP Trust and LFD, is filed herewith.
(f)	N/A
(g)	Custodian Agreements.
	(1)	Mutual Fund Custody and Services Agreement dated June 19, 2018, between LVIP Trust and State Street Bank and Trust Company, previously filed with Pre-Effective Amendment 1 on January 1, 2019.
		(a)	Amendment to Appendix A to Mutual Fund Custody Agreement dated March 28, 2023, between LVIP Trust and State Street Bank and Trust Company, is filed herewith.
(h)	Other Material Contracts.
(1)
Fund Accounting and Financial Administration Agreement dated June 19, 2018, between LVIP Trust and State Street
Bank and Trust Company, previously filed with Pre-Effective Amendment 1 on January 1, 2019.

		(a)	Amendment to Annex I to Fund Accounting and Financial Administration Agreement dated March 28, 2023, between LVIP Trust and State Street Bank and Trust Company, is filed herewith.
	(2)	Administration Agreement dated January 1, 2015, between LVIP Trust and Lincoln Life, previously filed with PEA 175 on January 6, 2015.
		(a)	Amendment to Administration Agreement dated May 1, 2017, between LVIP Trust and Lincoln Life, previ- ously filed with PEA 186 on April 30, 2018.
	(3)	Amended and Restated Expense Limitation Agreement dated April 26, 2019, between LFI and LVIP Trust, previously filed with PEA 197 on April 25, 2017.
5

	(a)	Amendment to Schedule A of Amended and Restated Expense Limitation Agreement dated March 28, 2023, is filed herewith.
(4)	Advisory Fee Waiver Agreement dated March 7, 2013, between LFI and LVIP Trust, previously filed with PEA 145 on April 30, 2013.
	(a)	Amendment to Schedule A to the Advisory Fee Waiver Agreement dated March 28, 2023, is filed herewith.
(5)	Administrative Services Agreement dated July 30, 2010, between Capital Research and Management Company and LFI
(6)	Consulting Agreements
	(a)	Consulting Agreement dated January 1, 2018, between LFI and Goldman Sachs Asset Management, L.P., previously filed with PEA 186 on April 30, 2018.
(7)	Participation Agreements
	(a)	Fund Participation Agreement dated May 1, 2003, between Lincoln Life and LVIP Trust, previously filed with PEA 13 on April 4, 2003.
	(b)	Amendment to Fund Participation Agreement effective February 1, 2021, between Lincoln Life and LVIP Trust, previously filed with PEA 219 on April 30, 2021.
	(c)	Fund Participation Agreement dated May 1, 2003, including certain amendments, between Lincoln New York and LVIP Trust, previously filed with PEA 13 on April 4, 2003.
	(d)	Amendment effective May 1, 2014 to the Fund Participation Agreement, between Lincoln New York and LVIP Trust, previously filed with PEA 152 on April 30, 2014.
(e)
Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LFI, Great-West Life & Annuity
Insurance Company, and First-Great West Life & Annuity Insurance Company, previously filed with PEA 41 on April 15, 2008.

(f)
Amendment to Fund Participation Agreement dated March 15, 2021 between LVIP Trust, LFI, LFD and
Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New
York, previously filed with PEA 225 on September 7, 2021.

(g)
Amendment to Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFI, LFD, Empower
Annuity Insurance Company of America (formerly Great-West Life & Annuity Insurance Company) and
Empower Life & Annuity Insurance Company of New York (formerly Great-West Life & Annuity Insurance
Company of New York formerly, First-Great West Life & Annuity Insurance Company) is filed herewith.

	(h)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LFI, and Nationwide Financial Services, Inc., previously filed with PEA 41 on April 15, 2008.
	(i)	Amendment to Fund Participation Agreement dated March 10, 2009 between LVIP Trust, LFI, LFD and Nationwide Financial Services, Inc., previously filed with PEA 225 on September 7, 2021.
	(j)	Amendment to Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFI, LFD and Nation- wide Financial Services, Inc. is filed herewith.
	(k)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LFI, and New York Life Insur- ance and Annuity Corporation, previously filed with PEA 41 on April 15, 2008.
	(l)	Amendment to Fund Participation Agreement dated April 30, 2012 between LVIP Trust, LFI, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.
	(m)	Amendment to Fund Participation Agreement dated April 1, 2013 between LVIP Trust, LFI, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.
	(n)	Amendment to Fund Participation Agreement dated May 1, 2018 between LVIP Trust, LFI, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.
	(o)	Amendment to Fund Participation Agreement dated November 1, 2019 between LVIP Trust, LFI, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.
	(p)	Amendment to Fund Participation Agreement dated April 10, 2021 between LVIP Trust, LFI, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.
	(q)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFI, LFD, and RiverSource Life Insurance Company, previously filed with PEA 41 on April 15, 2008.
	(r)	Reserved.
	(s)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LFI, and Standard Insurance Company, previously filed with PEA 41 on April 15, 2008.
6

(t)
Fund Participation Agreement dated July 30, 2010 between LVIP Trust, Lincoln Life, Lincoln New York, LFI,
American Funds Insurance Series, Capital Research and Management Company, Capital Income Builder,
Intermediate Bond Fund of America, Short-Term Bond Fund of America and American Funds Service Com-
pany, previously filed with PEA 104 on April 12, 2011.

(u)	Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LFI, and AIG Life Insurance Company, previously filed with PEA 99 on April 6, 2011.
(v)	Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LFI, and American Interna- tional Life Assurance Company of New York, previously filed with PEA 99 on April 6, 2011.
(w)
Assignment dated November 30, 2010 of Fund Participation Agreement dated June 12, 2009 between LVIP
Trust, LFD, LFI, and American International Life Assurance Company of New York to United States Life
Insurance Company in the City of New York, previously filed with PEA 99 on April 6, 2011.

(x)	Amendment to Fund Participation Agreement dated March 15, 2021 between LVIP Trust, LFI, LFD and American General Life Insurance Company, previously filed with PEA 225 on September 7, 2021.
(y)	Amendment to Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFI, LFD and Ameri- can General Life Insurance Company is filed herewith.
(z)
Amendment to Fund Participation Agreement dated March 15, 2021 between LVIP Trust, LFI, LFD and The
United States Life Insurance Company in the City of New York, previously filed with PEA 225 on Septem-
ber 7, 2021.

(aa)	Amendment to Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFI, LFD and The United States Life Insurance Company in the City of New York is filed herewith.
(bb)	Fund Participation Agreement dated May 28, 2009 between LVIP Trust, LFD, LFI, and Commonwealth Annuity and Life Insurance Company, previously filed with PEA 99 on April 6, 2011.
(cc)	Reserved.
(dd)	Fund Participation Agreement dated May 28, 2009 between LVIP Trust, LFD, LFI, and First Allmerica Finan- cial Life Insurance Company, previously filed with PEA 99 on April 6, 2011.
(ee)	Fund Participation Agreement dated April 26, 2021 between LVIP Trust, LFD, LFI and Principal National Life Insurance Company, previously filed with PEA 225 on September 7, 2021.
(ff)	Amendment to Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, Principal National Life Insurance Company and Principal Life Insurance Company is filed herewith.
(gg)	Fund Participation Agreement dated April 30, 2021 between LVIP Trust, LFD, LFI and The Guardian Insur- ance & Annuity Company, Inc., previously filed with PEA 225 on September 7, 2021.
(hh)	Fund Participation Agreement dated April 26, 2021 between LVIP Trust, LFD, LFI and Allstate Life Insur- ance Company of New York, previously filed with PEA 228 on July 18, 2022.
(ii)
Master Fund Participation Agreement dated June 30, 2010 between LVIP Trust, Lincoln Life, Lincoln New
York, American Funds Insurance Series, Capital Research and Management Company, and American
Funds Service Company, previously filed with PEA 103 on April 12, 2011.

(jj)	Form of Fund of Funds Participation Agreement Pursuant to SEC Exemptive Order under Section 12 of the Investment Company Act of 1940, previously filed with PEA 226 on April 29, 2022.
(kk)	Form of Fund of Funds Operational Participation Agreement, previously filed with PEA 152 on April 30, 2014.
(ll)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Allianz Life Insurance Company of North America is filed herewith.
(mm)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company is filed herewith.
(nn)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Horace Mann Life Insurance Company is filed herewith.
(oo)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, Pacific Life Insurance Company and Pacific Life and Annuity Company is filed herewith.
(pp)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Genworth Life and Annuity Company is filed herewith.
(qq)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Genworth Life Insur- ance Company of New York is filed herewith.
7

		(rr)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and The Ohio National Life Insurance Company and Ohio National Life Insurance Corporation is filed herewith.
		(ss)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company is filed herewith.
		(tt)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Protective Life and Annuity Insurance Company is filed herewith.
		(uu)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Protective Life Insur- ance Company is filed herewith.
		(vv)	Amendment to Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, Delaware Life Insurance Company and Delaware Life Insurance Company of New York is filed herewith.
		(ww)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Midland National Life Insurance Company is filed herewith.
		(xx)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Modern Woodmen of America is filed herewith.
		(yy)	Reserved.
		(zz)	Amendment to Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Symetra Life Insurance Company is filed herewith.
		(aaa)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, Transamerica Life Insur- ance Company and Transamerica Financial Life Insurance Company is filed herewith.
		(bbb)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Lincoln Benefit Life Company is filed herewith.
		(ccc)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Kansas City Life Insur- ance Company is filed herewith.
		(ddd)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Country Investors Life Assurance Company is filed herewith.
		(eee)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and EquiTrust Life Insur- ance Company is filed herewith.
		(fff)	Fund Participation Agreement dated May 1, 2023 between LVIP Trust, LFD, LFI, and Farm Bureau Life Insurance Company is filed herewith.
		(ggg)	Reserved.
		(hhh)	Reserved.
		(iii)	Reserved.
		(jjj)	Reserved.
		(kkk)	Reserved.
		(lll)	Reserved.
		(mmm)	Reserved.
	(8)	Form of Indemnification Agreement, previously filed with PEA 125 on April 9, 2012.
(i)	Legal Opinion.
	(1)	Legal Opinion of Counsel dated April 1, 2003 regarding issuance of shares, previously filed with PEA 13 on April 4, 2003.
	(2)	Legal Opinion of Counsel dated April 27, 2007 regarding issuance of shares, previously filed with PEA 41 on April 15, 2008.
(j)	Other Opinions.
	(1)	Power of Attorney (LVIP Trust) dated December 22, 2022, previously filed with N-14 on December 22, 2022.
	(2)	Consent of Independent Registered Public Accounting Firm, is filed herewith.
	(3)	Consent of Independent Registered Public Accounting Firm (for the JPMorgan Investment Trust Predecessor Funds), is filed herewith.
	(4)	Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	N/A
(l)	N/A
8

(m)	Rule 12b-1 Plan.
	(1)	Service Class Distribution and Service Plan, previously filed with PEA 141 on August 27, 2012.
(a) Amendment to Schedule I of the Service Class Distribution and Service Plan dated May 1, 2021, previ- ously filed with PEA 225 on September 7, 2021.
	(2)	Distribution Services Agreement dated May 1, 2008 between LVIP Trust and LFD, previously filed with PEA 141 on August 27, 2012.
(a) Amendment to Schedule A to the Distribution Services Agreement dated May 1, 2021, between LVIP Trust and LFD, previously filed with PEA 225 on September 7, 2021.
(b) Amendment to Schedule A to the Distribution Services Agreement dated December 20, 2022, between LVIP Trust and LFD, is filed herewith.
(n)	Rule 18f-3 Plan.
	(1)	Rule 18f-3 Multiple Class Plan approved September 15, 2015, previously filed with PEA 165 on January 8, 2016.
(o)	Reserved
(p)	Codes of Ethics.
	(1)	Code of Ethics for LVIP Trust and LFI, previously filed with PEA 205 on April 29, 2020.
	(2)	Code of Ethics for LFD, previously filed with PEA 205 on April 29, 2020.
	(3)	Code of Ethics for AllianceBernstein LP, previously filed with PEA 219 on April 30, 2021.
	(4)	Code of Ethics for American Century Investment Management, Inc., is filed herewith.
	(5)	Code of Ethics for BAMCO, Inc., previously filed with PEA 226 on April 29, 2022.
	(6)	Code of Ethics for BlackRock affiliated companies, previously filed with PEA 219 on April 30, 2021.
	(7)	Code of Ethics for Capital Research and Management Company, is filed herewith.
	(8)	Code of Ethics for Channing Capital Management, LLC, previously filed with PEA 228 on July 18, 2022.
	(9)	Code of Ethics for ClearBridge Investments, LLC, previously filed with PEA 226 on April 29, 2022.
	(10)	Code of Ethics for Dimensional Fund Advisors LP, is filed herewith.
	(11)	Code of Ethics for Franklin affiliated companies, previously filed with PEA 226 on April 29, 2022.
	(12)	Code of Ethics for Goldman Sachs Asset Management, L.P., is filed herewith.
	(13)	Code of Ethics for Invesco affiliated entities., is filed herewith.
	(14)	Code of Ethics for J.P. Morgan Investment Management Inc. and affiliated companies, is filed herewith.
	(15)	Code of Ethics for Loomis, Sayles & Company, L.P., is filed herewith.
	(16)	Code of Ethics for Macquarie Investment Management, Delaware Funds by Macquarie and Optimum Funds Trust, previously filed with PEA 211 on December 11, 2020.
	(17)	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG, previously filed with PEA 219 on April 30, 2021.
	(18)	Code of Ethics for Macquarie Investment Management Global Limited, previously filed with PEA 219 on April 30, 2021.
	(19)	Code of Ethics for Massachusetts Financial Services Company, is filed herewith.
	(20)	Code of Ethics for Milliman Financial Risk Management LLC, is filed herewith.
	(21)	Code of Ethics for Mondrian Investment Partners Limited, is filed herewith.
	(22)	Code of Ethics for Pacific Investment Management Company LLC, previously filed with PEA 226 on April 29, 2022.
	(23)	Code of Ethics for Schroder Investment Management North America Inc., previously filed with PEA 226 on April 29, 2022.
	(24)	Code of Ethics for SSGA Funds Management, Inc., is filed herewith.
	(25)	Code of Ethics for T. Rowe Price Group, Inc., previously filed with PEA 205 on April 29, 2020.
	(26)	Code of Ethics for Wellington Management Company, LLP, is filed herewith.
	(27)	Code of Ethics for Western Asset Management Company, is filed herewith.
iXBRL Exhibits
EX-101.INS	XBRL Instance Document — the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
9

EX-101.SCH	XBRL Taxonomy Extension Schema Document.
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
Item 29. Persons Controlled by or Under Common Control with Registrant
A diagram of all persons under common control with the Registrant is incorporated by reference to Post-Effective Amendment No. 3 of the Registration Statement of The Lincoln National Life Insurance Company filed on Form N-4 (File No. 333-170695) on March 30, 2012.
See also “Purchase and Sale of Fund Shares” in the Prospectus disclosure forming Part A of this Registration Statement and “Control Persons and Principal Holders of Securities” in the Statement of Additional Information disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the shareholders of the Trust are The Lincoln National Life Insurance Company for its Variable Annuity Accounts C, E, H, L, N, Q, T, W, JL-A, JF-I, and JF-II; and for its Flexible Premium Variable Life Accounts D, G, K, M, R, S, Y, JF-A, and JA-C; and for its Separate Account A; and Lincoln Life & Annuity Company of New York for its Variable Annuity Accounts C, H, L, and N and for its Flexible Premium Variable Life Accounts M, R, S, Y, and JA-B; and certain non-registered separate accounts of The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York. Shareholders of the Trust may also include certain unaffiliated insurance companies with respect to the LVIP Baron Growth Opportunities Fund, LVIP SSGA Bond Index Fund, LVIP Franklin Templeton Multi-Factor International Equity Fund, LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund, and LVIP SSGA International Index Fund. Certain “fund of funds” of the Trust may also invest in other of the Trust's series of funds.
No persons are controlled by the Registrant.
Item 30. Indemnification
As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) and pursuant to Article VII, Section 2 of the Trust's Agreement and Declaration of Trust (Exhibit 28(a) to the Registration Statement) and Article VI of the Trust's By-Laws (Exhibit 28(b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands. The Independent Trustees have entered into an Indemnification Agreement with the Trust which obligates the Trust to indemnify the Independent Trustees in certain situations and which provides the procedures and presumptions with respect to such indemnification obligations.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933” Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
The Registrant has purchased an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.
Section 9 of the Investment Management Agreements (Exhibits 28(d)(1) and (2) to the Registration Statement) limits the liability of Lincoln Financial Investments Corporation (“LFI”) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by LFI of its respective obligations and duties under the Agreements. Certain other agreements to which the Trust is a party also contain indemnification provisions.
The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with SEC Release No. 11330 so long as the interpretations of Sections 17(h) and 17(i) of the 1940 Act remain in effect and are consistently applied.
10

Item 31. Business and Other Connections of Investment Adviser
Information pertaining to any business and other connections of Registrant’s adviser, LFI, is hereby incorporated by reference from the sections captioned “Investment Adviser” or “Investment Adviser and Subadviser” in the Prospectus and Statement of Additional Information (“SAI”) disclosures forming Parts A and B, respectively, of this Registration Statement, and Item 7 of Part II of LFI’s Form ADV filed separately with the SEC.
Information regarding any business and other connections of the Registrant's sub-advisers (collectively, the “Sub-Advisers”) is incorporated by reference from the sections captioned “Investment Adviser and Subadvisers” of the Prospectus and SAI disclosures forming Parts A and B, respectively, of this Registration Statement and Item 7 of Part II of the Subadvisers’ Forms ADV filed separately with the SEC. The Sub-Advisers include:
•
AllianceBernstein L.P.;
•
American Century Investment Management, Inc.;
•
BAMCO, Inc.;
•
BlackRock Advisors, LLC;
•
BlackRock Financial Management, Inc.;
•
BlackRock Investment Management, LLC;
•
Channing Capital Management, LLC;
•
Clearbridge Investments LLC;
•
Delaware Investments Fund Advisers;
•
Dimensional Fund Advisors LP;
•
Franklin Advisers, Inc.;
•
Franklin Mutual Advisers, LLC;
•
Goldman Sachs Asset Management, L.P.;
•
Invesco Advisers Inc.;
•
Invesco Capital Management LLC;
•
JPMorgan Investment Management Inc.;
•
Loomis, Sayles & Company, L.P.;
•
Massachusetts Financial Services Company;
•
Milliman Financial Risk Management LLC;
•
Mondrian Investment Partners Limited;
•
Pacific Investment Management Company LLC;
•
Schroder Investment Management North America Inc.;
•
SSGA Funds Management, Inc.;
•
T. Rowe Price Associates, Inc.;
•
Templeton Investment Counsel, LLC;
•
Wellington Management Company, LLP; and,
•
Western Asset Management Company.
Information concerning the other businesses, professions, vocations, and employment of a substantial nature during the past two years of the directors and officers of LFI and the Sub-Advisers is incorporated by reference to Schedule A and Schedule D of LFI’s Form ADV and the respective Forms ADV for the Sub-Advisers.
Item 32. Principal Underwriters
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as principal underwriter for the Trust. LFD also serves as the principal underwriter for: Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln Life Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; Lincoln Life Flexible Premium Variable Life Account Z; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; and Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C.
LFD also serves as principal underwriter for: Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible
11

Premium Variable Life Insurance; Lincoln Life & Annuity Flexible Premium Variable Life Account Y; and Lincoln Life & Annuity Flexible Premium Variable Life Account Z.
(b) Directors and Principal Officers of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter	Positions and Offices with Trust
John C. Kennedy	Director, Chief Executive Officer, and President	N/A
William A. Nash	Director and Senior Vice President	N/A
Timothy J. Seifert, Jr.	Director and Senior Vice President	N/A
Andrew J. Bucklee	Director and Senior Vice President	N/A
Thomas O'Neill	Senior Vice President, Chief Operating Officer, and Head of Financial Institutions Group	N/A
Shantanu Mishra	Senior Vide President, Treasurer	N/A
Paul T. Chryssikos	Senior Vice President	N/A
Ellen J. Duffy	Senior Vice President	N/A
Daniel P. Herr	Senior Vice President	N/A
Ronald A. Holinsky	Senior Vice President	Senior Vice President, Secretary and Chief Legal Officer
Kathleen B. Kavanaugh	Senior Vice President	N/A
Patrick J. Lefemine	Senior Vice President	N/A
Aadil T. Lokhandwala	Senior Vice President	N/A
Richard D. Spenner	Senior Vice President	N/A
Daniel P. Wellock	Senior Vice President	N/A
Claire H. Hanna	Secretary	N/A
LFD’s Principal Business address is 150 N. Radnor-Chester Road, Radnor PA 19087.
(c)
N/A
Item 33. Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Adviser, LFI, 150 N. Radnor-Chester Road, Radnor, PA 19087 and 1301 South Harrison Street, Fort Wayne, Indiana 46802, as well as the Subadvisers at:
•
AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105;
•
American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111;
•
BAMCO, Inc., 767 Fifth Avenue, New York, New York 10153;
•
BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809;
•
BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022;
•
BlackRock Investment Management, LLC, 40 East 52nd Street, New York, New York 10022;
•
Clearbridge Investments LLC, 620 8th Avenue, New York, NY 10018;
•
Channing Capital Management, LLC, 10 S. LaSalle, Suite 2401, Chicago, IL 60603;
•
Delaware Investments Fund Advisors, 2005 Market Street, Philadelphia, Pennsylvania 19103;
•
Dimensional Fund Advisors, L.P., 6300 Bee Cave Road, Building One, Austin, TX 78746,
•
Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403-1906;
•
Franklin Mutual Advisers, LLC, 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078;
•
Goldman Sachs Asset Management, L.P., 200 West Street, 15th Floor, New York, NY 10282;
•
Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, Georgia 30309;
•
Invesco Capital Management LLC, 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515;
•
JPMorgan Investment Management Inc., 270 Park Avenue, New York, New York 10017;
•
Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111;
•
Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116;
•
Milliman Financial Risk Management LLC, 71 S. Wacker Drive, 31st Floor, Chicago, Illinois 60606;
•
Mondrian Investment Partners Limited, 80 Cheapside, London EC2V6EE;
•
Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660;
•
Schroder Investment Management North America Inc., 7 Bryant Park, New York, NY 10018
12

•
SSGA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111;
•
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202;
•
Templeton Investment Counsel, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394;
•
Wellington Management Company, LLP 75 State Street, Boston, Massachusetts 02111; and,
•
Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, California 91101.
and former Subadvisers at:
•
AQR Capital Management, LLC, Two Greenwich Plaza, 4th Floor, Greenwich, CT 06830;
•
CBRE Clarion Securities LLC, 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087;
•
Cohen & Steers Capital Management, 280 Park Avenue, New York, New York 10017;
•
Columbia Management Investment Advisers, LLC, One Financial Center, Boston, Massachusetts 02111;
•
Franklin Advisory Services, LLC, 55 Challenger Road, Suite 501, Ridgefield Park, New Jersey 07660;
•
Ivy Investment Management Company, 6300 Lamar Avenue, Shawnee Mission, KS 66201;
•
Janus Capital Management LLC, 100 Fillmore Street, Denver, Colorado 80206;
•
Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660;
•
QS Investors, LLC, 880 Third Avenue, 7th Floor, New York, New York 10022;
•
Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312; and,
•
UBS Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, New York 10019.
Also, the Trust’s administrator, The Lincoln National Life Insurance Company, 1301 South Harrison Street, Fort Wayne, Indiana 46802; the Trust’s custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111; and the Trust’s accounting services provider, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.
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SIGNATURE PAGE
Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 233 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Fort Wayne, and State of Indiana, on this 28th day of April, 2023.
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
By: /s/Benjamin A. Richer Benjamin A. Richer Senior Vice President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated above.
Signature		Title
By:	/s/Jayson R. Bronchetti* Jayson R. Bronchetti	Chairman of the Board, Trustee and President (Principal Executive Officer)
By:	/s/William P. Flory, Jr. William P. Flory, Jr.	Chief Accounting Officer (Principal Accounting Officer and Principal Financial Officer)
/s/Steve A. Cobb* Steve A. Cobb		Trustee
/s/Ken C. Joseph* Ken C. Joseph		Trustee
/s/Barbara L. Lamb* Barbara L. Lamb		Trustee
/s/Gary D. Lemon* Gary D. Lemon		Trustee
/s/Thomas A. Leonard* Thomas A. Leonard		Trustee
/s/Charles I. Plosser* Charles I. Plosser		Trustee
/s/Pamela L. Salaway* Pamela L. Salaway		Trustee
/s/Manisha A. Thakor* Manisha A. Thakor		Trustee
/s/Brian W. Wixted* Brian W. Wixted		Trustee
/s/Nancy B. Wolcott* Nancy B. Wolcott		Trustee
By:	/s/Benjamin A. Richer Benjamin A. Richer	Attorney-in-Fact
* Pursuant to a Power of Attorney dated December 22, 2022, filed on December 22, 2022.